      FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 15, 2013


        REGISTRATION NO. 333-71834 INVESTMENT COMPANY ACT NO. 811-5438
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                        POST-EFFECTIVE AMENDMENT NO. 53


                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                               AMENDMENT NO. 194


                               -----------------

      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                          (EXACT NAME OF REGISTRANT)

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                              (NAME OF DEPOSITOR)

                ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
             (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                                (203) 926-1888
                        (DEPOSITOR'S TELEPHONE NUMBER)

                               -----------------

                             CT CORPORATION SYSTEM
                             ONE CORPORATE CENTER
                            HARTFORD, CT 06103-3220
                                (860) 724-9044
           (Name, address and telephone number of agent for service)


                                  COPIES TO:

                                 LYNN K. STONE
                                VICE PRESIDENT
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                              ONE CORPORATE DRIVE
                               SHELTON, CT 06484
                                (203) 402-1382

          APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: CONTINUOUS

                               -----------------

It is proposed that this filing become effective: (check appropriate space)


[ ]immediately upon filing pursuant to paragraph (b) of Rule 485

[X]on May 1, 2013 pursuant to paragraph (b) of Rule 485


[ ]60 days after filing pursuant to paragraph (a) (i) of Rule 485

[ ]on ______ pursuant to paragraph (a) (i) of Rule 485

[ ]75 days after filing pursuant to paragraph (a) (ii) of Rule 485

[ ]on ______ pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

[ ]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     TITLE OF SECURITIES BEING REGISTERED:

Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

                                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

 ADVANCED SERIES ADVISOR PLAN/SM/ III ("ASAP III/SM/")
 ADVANCED SERIES APEX II/SM/ ("APEX II/SM/")
 ADVANCED SERIES XTRA CREDIT SIX/SM/ ("ASXT6/SM/") OR ("XT6")
 ADVANCED SERIES LIFEVEST II/SM/ ("ASL II/SM/")

 FLEXIBLE PREMIUM DEFERRED ANNUITIES

 PROSPECTUS: MAY 1, 2013

 This prospectus describes four different flexible premium deferred annuities (the "Annuities" or the "Annuity") issued by Prudential Annuities Life Assurance Corporation ("Prudential Annuities(R)", "we", "our", or "us"). If you are receiving this prospectus, it is because you currently own one of these Annuities. These Annuities are no longer offered for new sales. These Annuities were offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity is sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not offer all the Annuities described in this prospectus and/or may impose restrictions on the availability of the Annuity based on certain criteria. Please speak to your Financial Professional for further details. EACH ANNUITY OR CERTAIN OF ITS INVESTMENT OPTIONS AND/OR FEATURES MAY NOT BE AVAILABLE IN ALL STATES. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix G. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Prudential Annuities. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. BECAUSE THE XT6 ANNUITY GRANTS CREDITS WITH RESPECT TO YOUR PURCHASE PAYMENTS, THE EXPENSES OF THE XT6 ANNUITY MAY BE HIGHER THAN EXPENSES FOR AN ANNUITY WITHOUT A CREDIT. IN ADDITION, THE AMOUNT OF THE CREDITS THAT YOU RECEIVE UNDER THE XT6 ANNUITY MAY BE MORE THAN OFFSET OVER TIME BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE CREDIT.


 THE SUB-ACCOUNTS

 Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Prudential Annuities Life Assurance Corporation Variable Account B is a separate account of Prudential Annuities, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of the following underlying mutual funds are being offered: AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Advanced Series Trust, First Defined Portfolio Fund, LLC, Nationwide Variable Insurance Trust, ProFunds VP, The Prudential Series Fund, and Wells Fargo Variable Trust. See the following page for the complete list of Sub-accounts.


 PLEASE READ THIS PROSPECTUS
 PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below--see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this Prospectus entitled "How To Contact Us" for our Service Office address.


 THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.


--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ADVANCED SERIES ADVISOR PLAN/SM/ III, APEX II/SM/, XTRA CREDIT/(R)/ AND LIFEVEST II/SM/ ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER
--------------------------------------------------------------------------------
                  FOR FURTHER INFORMATION CALL: 1-888-PRU-2888


               Prospectus Dated:         Statement of Additional
               May 1, 2013                    Information Dated:
               COREPROS                              May 1, 2013
                                             ASAP3SAI, APEX2SAI,
                                                 XT6SAI, ASL2SAI


  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                       THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS


 Please note that you may not allocate Purchase Payments to the AST Investment
    Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond
                                Portfolio 2024)


 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation
   AST Advanced Strategies

   AST AQR Emerging Markets Equity
   AST AQR Large-Cap

   AST Balanced Asset Allocation
   AST BlackRock Global Strategies

   AST BlackRock iShares ETF

   AST BlackRock Value
   AST Bond Portfolio 2015
   AST Bond Portfolio 2016
   AST Bond Portfolio 2017
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021
   AST Bond Portfolio 2022
   AST Bond Portfolio 2023

   AST Bond Portfolio 2024

   AST Capital Growth Asset Allocation

   AST ClearBridge Dividend Growth

   AST Cohen & Steers Realty

   AST Defensive Asset Allocation

   AST Federated Aggressive Growth
   AST FI Pyramis(R) Asset Allocation
   AST First Trust Balanced Target

   **AST Franklin Templeton Founding Funds Allocation
   AST Franklin Templeton Founding Funds Plus

   AST Global Real Estate
   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Large-Cap Value
   AST Goldman Sachs Mid-Cap Growth

   AST Goldman Sachs Multi-Asset

   AST Goldman Sachs Small-Cap Value
   AST High Yield


   AST International Growth
   AST International Value
   AST Investment Grade Bond

   AST J.P. Morgan Global Thematic
   AST J.P. Morgan International Equity
   AST J.P. Morgan Strategic Opportunities
   AST Jennison Large-Cap Growth
   AST Jennison Large-Cap Value

   AST Large-Cap Value

   AST Lord Abbett Core Fixed Income

   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth

   AST MFS Large-Cap Value

   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Core Bond
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman/LSV Mid-Cap Value
   AST New Discovery Asset Allocation
   AST Parametric Emerging Markets Equity
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST Prudential Core Bond

   AST Prudential Growth Allocation
   AST QMA Emerging Markets Equity
   AST QMA Large-Cap

   AST QMA US Equity Alpha
   AST Quantitative Modeling

   AST RCM World Trends

   AST Schroders Global Tactical
   AST Schroders Multi-Asset World Strategies
   AST Small-Cap Growth
   AST Small-Cap Value


   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Equity Income


   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources

   AST Templeton Global Bond

   AST Wellington Management Hedged Equity
   AST Western Asset Core Plus Bond

   AST Western Asset Emerging Markets Debt


 AIM VARIABLE INSURANCE FUNDS
 (INVESCO VARIABLE INSURANCE FUNDS)


   Invesco V.I. Diversified Dividend Fund -- Series I shares
   Invesco V.I. Global Health Care Fund -- Series I shares
   Invesco V.I. Technology Fund -- Series I shares

   Invesco V.I. Mid Cap Growth Fund -- Series I shares


 FIRST DEFINED PORTFOLIO FUND, LLC
   First Trust(R) Target Focus Four
   Global Dividend Target 15
   NASDAQ(R) Target 15
   S&P(R) Target 24
   Target Managed VIP
   The Dow(R) DART 10
   The Dow(R) Target Dividend

   **Value Line(R) Target 25


 NATIONWIDE VARIABLE INSURANCE TRUST
   NVIT Developing Markets Fund

 PROFUNDS VP
   Access VP High Yield
   Asia 30
   Banks
   Basic Materials
   Bear
   Biotechnology
   Bull
   Consumer Goods
   Consumer Services
   Europe 30
   Financials
   Health Care
   Industrials
   Internet
   Japan
   Large-Cap Growth
   Large-Cap Value
   Mid-Cap Growth
   Mid-Cap Value
   NASDAQ-100
   Oil & Gas
   Pharmaceuticals
   Precious Metals
   Real Estate
   Rising Rates Opportunity
   Semiconductor
   Short Mid-Cap
   Short NASDAQ-100
   Short Small-Cap
   Small-Cap Growth
   Small-Cap Value
   Technology
   Telecommunications
   U.S. Government Plus
   UltraBull
   UltraMid-Cap
   UltraNASDAQ-100
   UltraSmall-Cap
   Utilities

 THE PRUDENTIAL SERIES FUND

   **SP International Growth


 WELLS FARGO VARIABLE TRUST

   Wells Fargo Advantage VT International Equity -- Class 1
   Wells Fargo Advantage VT Intrinsic Value -- Class 2
   Wells Fargo Advantage VT Omega Growth -- Class 1
   Wells Fargo Advantage VT Small Cap Growth -- Class 1

   *No longer offered.
   **No longer offered for new investment. See description regarding the Portfolio in "Investment Options."

                                   CONTENTS



GLOSSARY OF TERMS.....................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES..................................................  5

EXPENSE EXAMPLES...................................................................... 19

SUMMARY............................................................................... 21

INVESTMENT OPTIONS.................................................................... 26

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?................... 26
 WHAT ARE THE FIXED ALLOCATIONS?...................................................... 53

FEES AND CHARGES...................................................................... 55

 WHAT ARE THE CONTRACT FEES AND CHARGES?.............................................. 55
 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?......................................... 57
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............................ 57
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................................ 57

PURCHASING YOUR ANNUITY............................................................... 58

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?....................... 58

MANAGING YOUR ANNUITY................................................................. 61

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?...................... 61
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?......................................... 62
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?............................................. 62
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?......................... 62
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?..................... 63

MANAGING YOUR ACCOUNT VALUE........................................................... 64

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?......................................... 64
 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE ASAP III AND APEX II ANNUITIES?.......... 64
 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE ASAP III AND APEX II
   ANNUITIES?......................................................................... 64
 HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?...................................... 65
 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?...................... 65
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?........... 66
 DO YOU OFFER DOLLAR COST AVERAGING?.................................................. 68
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?..................................... 70
 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?......................................... 70
 WHAT IS THE BALANCED INVESTMENT PROGRAM?............................................. 71
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?. 71
 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?.............. 71
 HOW DO THE FIXED ALLOCATIONS WORK?................................................... 72
 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?.................................... 72
 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?........................................... 73
 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?....................................... 74

ACCESS TO ACCOUNT VALUE............................................................... 75

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?..................................... 75
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES?........... 75
 CAN I WITHDRAW A PORTION OF MY ANNUITY?.............................................. 75
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?........................................ 76
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?...... 76
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72 (t) OF THE INTERNAL REVENUE
   CODE?.............................................................................. 76
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.......... 76
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................................ 77
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?.......................... 77
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?......................................... 78
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?................................. 78
 HOW ARE ANNUITY PAYMENTS CALCULATED?................................................. 79


                                      (i)


LIVING BENEFITS.............................................................................  80

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?...............................................................................  80
 GUARANTEED RETURN OPTION PLUS/SM/ II (GRO Plus/SM/ II).....................................  82
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO/SM/ II)..........................  86
 GUARANTEED RETURN OPTION PLUS/SM /(GRO PLUS/SM/)...........................................  91
 GUARANTEED RETURN OPTION (GRO)(R)..........................................................  95
 GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO PLUS 2008).....................................  98
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/................................ 104
 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)............................................... 109
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)................................................... 112
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/....................................... 116
 SPOUSAL LIFETIME FIVE INCOME BENEFIT/SM/ (SPOUSAL LIFETIME FIVE)/SM/....................... 121
 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT/SM/ (HIGHEST DAILY LIFETIME FIVE)/SM/........... 125
 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT/SM/ (HIGHEST DAILY LIFETIME SEVEN)/SM/......... 133
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT/SM/ (SPOUSAL HIGHEST DAILY LIFETIME
   SEVEN)/SM/............................................................................... 145
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/....... 155
 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 7
   PLUS)/SM/................................................................................ 169
 HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD LIFETIME 6 PLUS)...................... 178
 SPOUSAL HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (SHD LIFETIME 6 PLUS)............. 192

DEATH BENEFIT............................................................................... 202

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.............................................. 202
 BASIC DEATH BENEFIT........................................................................ 202
 OPTIONAL DEATH BENEFITS.................................................................... 203
 PRUDENTIAL ANNUITIES' ANNUITY REWARDS...................................................... 207
 PAYMENT OF DEATH BENEFITS.................................................................. 208

VALUING YOUR INVESTMENT..................................................................... 211

 HOW IS MY ACCOUNT VALUE DETERMINED?........................................................ 211
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?................................................. 211
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?................................................ 211
 HOW DO YOU VALUE FIXED ALLOCATIONS?........................................................ 211
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?................................................ 211
 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?.............. 213

TAX CONSIDERATIONS.......................................................................... 214

GENERAL INFORMATION......................................................................... 223

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?................................................. 223
 WHO IS PRUDENTIAL ANNUITIES?............................................................... 223
 WHAT ARE SEPARATE ACCOUNTS?................................................................ 224
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?....................................... 225
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?................................. 226
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................................ 228
 FINANCIAL STATEMENTS....................................................................... 228
 HOW TO CONTACT US.......................................................................... 228
 INDEMNIFICATION............................................................................ 229
 LEGAL PROCEEDINGS.......................................................................... 229
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 231

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B....................... A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS......................................... B-1

APPENDIX C - PLUS40 OPTIONAL LIFE INSURANCE RIDER........................................... C-1

APPENDIX D - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAM............................. D-1

APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL DEATH
  BENEFITS.................................................................................. E-1

APPENDIX F - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT....................... F-1


                                     (ii)


APPENDIX G - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT. G-1

APPENDIX H - FORMULA UNDER GRO PLUS 2008............................................ H-1

APPENDIX I - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT....................................... I-1

APPENDIX J - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT...................................... J-1

APPENDIX K - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES..... K-1

APPENDIX L - FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT................ L-1

APPENDIX M - FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT..................... M-1

APPENDIX N - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT...................................... N-1

APPENDIX O - FORMULA FOR GRO PLUS II................................................ O-1

APPENDIX P - FORMULA FOR HIGHEST DAILY GRO.......................................... P-1

APPENDIX Q - FORMULA FOR HIGHEST DAILY GRO II....................................... Q-1


                                     (iii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. With respect to XT6, the Account Value includes any Credits we applied to your purchase payments that we are entitled to take back under certain circumstances. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 ADJUSTED PURCHASE PAYMENTS: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted purchase payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.

 ANNUITIZATION: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date. With respect to Annuities issued prior to November 20, 2006, please see the section of this Prospectus entitled "How and When Do I Choose the Annuity Payment Option?".

 ANNUITY YEAR: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 BENEFICIARY ANNUITY: If you are a beneficiary of an annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.

 BENEFIT FIXED RATE ACCOUNT: A fixed investment option that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

 CODE: The Internal Revenue Code of 1986, as amended from time to time.

 COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on purchase payments adjusted for withdrawals.

 CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. The amount and duration of the CDSC varies among ASAP III, APEX II and XT6. There is no CDSC for ASL II. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

 DCA FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Fixed Rate Option are not subject to any Market Value Adjustment. We no longer offer our 6 or 12 Month DCA Program.

 ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT: An Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. We no longer offer the Enhanced Beneficiary Protection Death Benefit.

 FIXED ALLOCATION: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period. Certain Fixed Allocations are subject to a market value adjustment if you withdraw Account Value prior to the Fixed Allocation's maturity (MVA Fixed Allocation). We also offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), and are not subject to any market value adjustment. You may participate in a dollar cost averaging program outside of the 6 or 12 Month DCA Program, where the source of the funds to be transferred is a Fixed Allocation. We no longer offer our 6 or 12 Month DCA Program.

 FREE LOOK: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

 GOOD ORDER: an instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we use the term "In Writing" to refer to this general requirement.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB): An optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value. We no longer offer GMWB.

 GUARANTEE PERIOD: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/)/GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO PLUS 2008)/GUARANTEED RETURN OPTION (GRO)(R)/HIGHEST DAILY GUARANTEED RETURN OPTION (HIGHEST DAILY GRO)/SM//GUARANTEED RETURN OPTION/SM/ PLUS II (GRO PLUS II)/SM//HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO II). Each of GRO Plus, GRO Plus 2008, GRO, Highest Daily GRO, GRO Plus II, and HD GRO II is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits". Certain of these benefits are no longer available for election.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV"): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefits as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV"): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

 INTERIM VALUE: The value of the MVA Fixed Allocations on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the MVA Fixed Allocation plus all interest credited to the MVA Fixed Allocation as of the date calculated, less any transfers or withdrawals from the MVA Fixed Allocation. The Interim Value does not include the effect of any MVA.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

 MVA: A market value adjustment used in the determination of Account Value of a MVA Fixed Allocation on any day more than 30 days prior to the Maturity Date of such MVA Fixed Allocation.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

 SERVICE OFFICE: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 SUB-ACCOUNT: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 SURRENDER VALUE: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any MVA Fixed Allocation. No CDSC applies to the ASL II Annuity.

 UNIT: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                        -------------------------------
                         TRANSACTION FEES AND CHARGES
                        -------------------------------


 CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR EACH ANNUITY /1/

                                    ASAP III

         Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9
         --------------------------------------------------------------
         7.5%   7.0%   6.5%   6.0%   5.0%   4.0%   3.0%   2.0%   0.0%
         --------------------------------------------------------------

                                    APEX II

                       Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5
                       ----------------------------------
                       8.5%   8.0%   7.0%   6.0%   0.0%
                       ----------------------------------

                                      XT6
 For Annuities issued prior to November 20, 2006, the following schedule applies:

Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9  Yr. 10  Yr. 11+
-------------------------------------------------------------------------------
9.0%   9.0%   8.5%   8.0%   7.0%   6.0%   5.0%   4.0%   3.0%   2.0%     0.0%
-------------------------------------------------------------------------------

 For Annuities issued on or after November 20, 2006, the following schedule applies

Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9  Yr. 10  Yr. 11+
-------------------------------------------------------------------------------
9.0%   9.0%   8.0%   7.0%   6.0%   5.0%   4.0%   3.0%   2.0%   1.0%     0.0%
-------------------------------------------------------------------------------

                                     ASL II
                       There is no CDSC for this Annuity

 1 The Contingent Deferred Sales Charges are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. Purchase Payments are withdrawn on a "first-in, first-out" basis.

       -----------------------------------------------------------------
                      OTHER TRANSACTION FEES AND CHARGES

                       (assessed against each Annuity)
       -----------------------------------------------------------------
          FEE/CHARGE      ASAP III    APEX II      ASL II       XT6
       -----------------------------------------------------------------
       TRANSFER FEE /1/
       MAXIMUM             $15.00      $15.00      $15.00      $15.00
       CURRENT             $10.00      $10.00      $10.00      $10.00
       -----------------------------------------------------------------
       TAX CHARGE        0% to 3.5%  0% to 3.5%  0% to 3.5%  0% to 3.5%
       (CURRENT) /2/
       -----------------------------------------------------------------

 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2 In some states a tax is payable, either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of purchase payments, Surrender Value, or Account Value, as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection "Tax Charge" under "Fees and Charges" in this Prospectus.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

-------------------------------------------------------------------------------------------------------------------
                                            PERIODIC FEES AND CHARGES

                                         (assessed against each Annuity)
-------------------------------------------------------------------------------------------------------------------
    FEE/CHARGE             ASAP III                APEX II                  ASL II                   XT6
ANNUAL MAINTENANCE  Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of
FEE/ 1/                Account Value/2/        Account Value/2/        Account Value/2/        Account Value/2/
                    ----------------------- ----------------------- ----------------------- -----------------------
  BENEFICIARY
  CONTINUATION      Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
  OPTION ONLY           Account Value           Account Value           Account Value           Account Value

--------------------------------------------------------------------------------------------------------------------
                                    ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /3/

                      (assessed as a percentage of the daily net assets of the Sub-accounts)
--------------------------------------------------------------------------------------------------------------------
      FEE/CHARGE
MORTALITY & EXPENSE              0.50%                  1.50%                  1.50%                  0.50%
RISK CHARGE /4/
--------------------------------------------------------------------------------------------------------------------
ADMINISTRATION                   0.15%                  0.15%                  0.15%                  0.15%
CHARGE /4/
--------------------------------------------------------------------------------------------------------------------
DISTRIBUTION CHARGE/ 5/    0.60% in Annuity              N/A                    N/A             1.00% in Annuity
                               Years 1-8                                                           Years 1-10
--------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL CHARGES       1.25% in Annuity             1.65%                  1.65%            1.65% in Annuity
OF THE SUB-ACCOUNTS           Years 1-8;                                                           Years 1-10;
(EXCLUDING SETTLEMENT      0.65% in Annuity                                                     0.65% in Annuity
SERVICE CHARGE)            Years 9 and later                                                   Years 11 and later
--------------------------------------------------------------------------------------------------------------------
SETTLEMENT SERVICE        1.40% (qualified);     1.40% (qualified);     1.40% (qualified);     1.40% (qualified);
CHARGE/ 6/               1.00% (non-qualified)  1.00% (non-qualified)  1.00% (non-qualified)  1.00% (non-qualified)
--------------------------------------------------------------------------------------------------------------------

 1. Assessed annually on the Annuity's anniversary date or upon surrender. For beneficiaries who elect the non-qualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
 2. Only applicable if Account Value is less than $100,000. Fee may differ in certain States.
 3. These charges are deducted daily and apply to the Sub-accounts only.
 4. The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus
 5. The Distribution Charge is 0.00% in Annuity Years 9+ for ASAP III and in Annuity Years 11+ for XT6
 6. The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

---------------------------------------------------------------------------------------------------------------
                                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
---------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL        TOTAL         TOTAL           TOTAL         TOTAL
                                       BENEFIT/FEE     ANNUAL         ANNUAL         ANNUAL         ANNUAL
                                         CHARGE      CHARGE /2/     CHARGE /2/     CHARGE /2/     CHARGE /2/
                                                    FOR ASAP III    FOR APEX II    FOR ASL II      FOR XT6
---------------------------------------------------------------------------------------------------------------
GRO PLUS II
CURRENT AND MAXIMUM CHARGE /4/           0.60%          1.85%          2.25%          2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY GRO II
CURRENT AND MAXIMUM CHARGE /4/           0.60%          1.85%          2.25%          2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS (HD 6
PLUS)

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
GREATER OF ACCOUNT VALUE AND PWV)
CURRENT CHARGE                           0.85%      1.25% + 0.85%  1.65% + 0.85%  1.65% + 0.85%  1.65% + 0.85%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS WITH
LIFETIME INCOME ACCELERATOR (LIA)

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
GREATER OF ACCOUNT VALUE AND PWV)
CURRENT CHARGE (ASSESSED AGAINST         1.20%      1.25% + 1.20%  1.65% + 1.20%  1.65% + 1.20%  1.65% + 1.20%
GREATER OF ACCOUNT VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%  1.65% +1.50%
GREATER OF ACCOUNT VALUE AND PWV)
CURRENT CHARGE (ASSESSED AGAINST         0.95%      1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
GREATER OF ACCOUNT VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION (GRO)/GRO
PLUS

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     0.75%          2.00%          2.40%          2.40%          2.40%
SUB-ACCOUNT NET ASSETS)
CURRENT CHARGE (ASSESSED AGAINST         0.25%          1.50%          1.90%          1.90%          1.90%
SUB-ACCOUNT NET ASSETS)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                  YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
---------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL        TOTAL         TOTAL           TOTAL         TOTAL
                                       BENEFIT/FEE     ANNUAL         ANNUAL         ANNUAL         ANNUAL
                                         CHARGE      CHARGE/ 2/     CHARGE/ 2      CHARGE/ 2/     CHARGE/ 2/
                                                    FOR ASAP III   /FOR APEX II    FOR ASL II      FOR XT6
---------------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION PLUS 2008
(GRO PLUS 2008)

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     0.75%          2.00%          2.40%          2.40%          2.40%
SUB-ACCOUNT NET ASSETS)
CURRENT CHARGE (ASSESSED AGAINST         0.60%          1.85%          2.25%          2.25%          2.25%
SUB-ACCOUNT NET ASSETS) (IF ELECTED
ON OR AFTER MAY 1, 2009)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN
OPTION (HD GRO)
CURRENT AND MAXIMUM CHARGE /3/ (IF       0.60%          1.85%          2.25%          2.25%          2.25%
ELECTED ON OR AFTER MAY 1,
2009) (ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
---------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
(GMWB)

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.00%          2.25%          2.65%          2.65%          2.65%
SUB-ACCOUNT NET ASSETS)
CURRENT CHARGE (ASSESSED AGAINST         0.35%          1.60%          2.00%          2.00%          2.00%
SUB-ACCOUNT NET ASSETS)
---------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT
(GMIB)

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.00%      1.25% + 1.00%  1.65% + 1.00%  1.65% + 1.00%  1.65% + 1.00%
PIV)
CURRENT CHARGE (ASSESSED AGAINST PIV)    0.50%      1.25% + 0.50%  1.65% + 0.50%  1.65% + 0.50%  1.65 + 0.50%
---------------------------------------------------------------------------------------------------------------
LIFETIME FIVE INCOME BENEFIT

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.50%          2.75%          3.15%          3.15%          3.15%
SUB-ACCOUNT NET ASSETS)
CURRENT CHARGE (ASSESSED AGAINST         0.60%          1.85%          2.25%          2.25%          2.25%
SUB-ACCOUNT NET ASSETS)
---------------------------------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.50%          2.75%          3.15%          3.15%          3.15%
SUB-ACCOUNT NET ASSETS)
CURRENT CHARGE (ASSESSED AGAINST         0.75%          2.00%          2.40%          2.40%          2.40%
SUB-ACCOUNT NET ASSETS)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                  YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
---------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL        TOTAL         TOTAL           TOTAL         TOTAL
                                       BENEFIT/FEE     ANNUAL         ANNUAL         ANNUAL         ANNUAL
                                         CHARGE      CHARGE/ 2/     CHARGE/ 2/     CHARGE/ 2/     CHARGE/ 2/
                                                    FOR ASAP III    FOR APEX II    FOR ASL II      FOR XT6
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME
BENEFIT

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.50%          2.75%          3.15%          3.15%          3.15%
SUB-ACCOUNT NET ASSETS)
CURRENT CHARGE (ASSESSED AGAINST         0.60%          1.85%          2.25%          2.25%          2.25%
SUB-ACCOUNT NET ASSETS)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME
BENEFIT

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
THE PWV)
CURRENT CHARGE (ASSESSED AGAINST THE     0.60%      1.25% + 0.60%  1.65% + 0.60%  1.65% + 0.60%  1.65% + 0.60%
PWV)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN WITH
BENEFICIARY INCOME OPTION (BIO)

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
THE PWV)
CURRENT CHARGE (ASSESSED AGAINST THE     0.95%      1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
PWV)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN WITH
LIFETIME INCOME ACCELERATOR (LIA)

MAXIMUM CHARGE /3/                       2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                           0.95%      1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
(ASSESSED AGAINST THE PWV)
---------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
INCOME BENEFIT

MAXIMUM CHARGE /3/                       1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                           0.75%      1.25% + 0.75%  1.65% + 0.75%  1.65% + 0.75%  1.65% + 0.75%
(ASSESSED AGAINST THE PWV)
---------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
WITH BENFEFICIARY INCOME BENEFIT (BIO)

MAXIMUM CHARGE /3/                       2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                           0.95%      1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
(ASSESSED AGAINST THE PWV)
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                  YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
---------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL        TOTAL         TOTAL           TOTAL         TOTAL
                                       BENEFIT/FEE     ANNUAL         ANNUAL         ANNUAL         ANNUAL
                                         CHARGE      CHARGE/ 2/     CHARGE/ 2/     CHARGE/ 2/     CHARGE/ 2/
                                                    FOR ASAP III    FOR APEX II    FOR ASL II      FOR XT6
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS

MAXIMUM CHARGE /3/                       1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                           0.75%      1.25% + 0.75%  1.65% + 0.75%  1.65% + 0.75%  1.65% + 0.75%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS WITH
BENEFICIARY INCOME OPTION (BIO)

MAXIMUM CHARGE /3/                       2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                           1.10%      1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS WITH
LIFETIME INCOME ACCELERATOR (LIA)

MAXIMUM CHARGE /3/                       2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                           1.10%      1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
THE GREATER OF ACCOUNT VALUE AND PWV)
CURRENT CHARGE (ASSESSED AGAINST THE     0.90%      1.25% + 0.90%  1.65% + 0.90%  1.65% + 0.90%  1.65% + 0.90%
GREATER OF ACCOUNT VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
WITH BENEFICIARY INCOME OPTION (BIO)

MAXIMUM CHARGE /3/ (ASSESSED AGAINST     2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
THE GREATER OF ACCOUNT VALUE AND PWV)
CURRENT CHARGE (ASSESSED AGAINST THE     1.10%      1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
GREATER OF ACCOUNT VALUE AND PWV)
---------------------------------------------------------------------------------------------------------------
ENHANCED BENEFICIARY PROTECTION DEATH
BENEFIT
CURRENT AND MAXIMUM CHARGE               0.25%          1.50%          1.90%          1.90%          1.90%
/4/ (ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
---------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                           YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT               OPTIONAL        TOTAL         TOTAL         TOTAL       TOTAL
                                        BENEFIT/FEE     ANNUAL         ANNUAL       ANNUAL       ANNUAL
                                          CHARGE      CHARGE/ 2/     CHARGE/ 2/    CHARGE/ 2/   CHARGE/ 2/
                                                      FOR ASAP III   FOR APEX II   FOR ASL II   FOR XT6
------------------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH
BENEFIT ("HAV")
CURRENT AND MAXIMUM CHARGE /4/ (IF        0.40%          1.65%         2.05%         2.05%       2.05%
ELECTED ON OR AFTER MAY 1,
2009) (ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
------------------------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH
BENEFIT
CURRENT AND MAXIMUM CHARGE /4/ (IF        0.80%          2.05%         2.45%         2.45%       2.45%
ELECTED ON OR AFTER MAY 1,
2009) (ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
------------------------------------------------------------------------------------------------------------
HIGHEST DAILY VALUE DEATH BENEFIT
("HDV")
CURRENT AND MAXIMUM CHARGE                0.50%          1.75%         2.15%         2.15%       2.15%
/4/ (ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
------------------------------------------------------------------------------------------------------------
PLEASE REFER TO THE SECTION OF THIS PROSPECTUS THAT DESCRIBES EACH OPTIONAL BENEFIT FOR A COMPLETE
DESCRIPTION OF THE BENEFIT, INCLUDING ANY RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.
------------------------------------------------------------------------------------------------------------

 HOW CHARGE IS DETERMINED

 1 GRO PLUS II: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, the 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For APEX II and ASL II, the 2.25% total annual charge applies in all Annuity Years, and for XT6, the 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    HIGHEST DAILY GRO II: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, the 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For APEX II and ASL II, the 2.25% total annual charge applies in all Annuity Years, and for XT6, the 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    HIGHEST DAILY LIFETIME 6 PLUS: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For ASAP III, 0.85% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.
    HIGHEST DAILY LIFETIME 6 PLUS WITH LIA: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For ASAP III, 1.20% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years.
    SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.
    GUARANTEED RETURN OPTION/GRO PLUS: Charge for each benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity Years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. This benefit is no longer available for new elections.
    GRO PLUS 2008: Charge for the benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The charge is 0.35% of Sub-account assets. For ASAP III, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity Years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. IF YOU ELECTED THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS FOLLOWS: For ASAP III, 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity Years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections. HIGHEST DAILY GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The current charge is .35% of Sub-account assets. For ASAP III, 1.60% total annual charge applies in Annuity years 1-8 and is 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. IF YOU ELECTED THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS FOLLOWS: For ASAP III, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.

    GUARANTEED MINIMUM WITHDRAWAL BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For APEX II and ASL II, 2.00% total annual charge applies in all Annuity Years, and for XT6, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. This benefit is no longer available for new elections.
    GUARANTEED MINIMUM INCOME BENEFIT: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For ASAP III, 0.50% of PIV for GMIB is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.50% of PIV for GMIB is in addition to 1.65% annual charge. For XT6, 0.50% of PIV for GMIB is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.
    LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections. SPOUSAL LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 2.00% total annual charge applies in Annuity years 1-8 and is 1.40% thereafter. For APEX II and ASL II, 2.40% total annual charge applies in all Annuity years, and for XT6, 2.40% total annual charge applies in Annuity Years 1-10 and is 1.40% thereafter. This benefit is no longer available for new elections. HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT:
    Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For APEX II and ASL II, 2.25% total annual charge applies in all Annuity years, and for XT6, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.60% for Highest Daily Lifetime Seven is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.60% for Highest Daily Lifetime Seven is in addition to 1.65% annual charge. For XT6, 0.60% for Highest Daily Lifetime Seven is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections. HIGHEST DAILY LIFETIME SEVEN WITH BIO: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN WITH LIA: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). For ASAP III, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For APEX II and ASL II, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.65% annual charge. For XT6, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BIO: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For ASAP III, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 0.75% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and .65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections. HIGHEST DAILY LIFETIME 7 PLUS WITH BIO: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS WITH LIA: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 0.90% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BIO: Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For ASAP III, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For APEX II and ASL II, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For XT6, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections. ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. This benefit is no longer available for new elections.

    HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The charge is 0.25% of Sub-account assets if you elected the benefit prior to May 1, 2009. For ASAP III, 1.50% total annual charge applies in Annuity Years 1-8 and is 0.90% thereafter. For APEX II and ASL II, 1.90% total annual charge applies in all Annuity Years, and for XT6, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. IF YOU ELECTED THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS FOLLOWS: For ASAP III, 1.65% total annual charge applies in Annuity Years 1-8 and is 1.05% thereafter. For APEX II and ASL II, 2.05% total annual charge applies in all Annuity Years, and for XT6, 2.05% total annual charge applies in Annuity Years 1-10 and is 1.05% thereafter.
    COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The charge is 0.50% of Sub-account assets if you elected the benefit prior to May 1, 2009. For ASAP III, 1.75% total annual charge applies in Annuity Years 1-8 and is 1.15% thereafter. For APEX II and ASL II, 2.15% total annual charge applies in all Annuity Years, and for XT6, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. IF YOU ELECTED THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS FOLLOWS: For ASAP III, 2.05% total annual charge applies in Annuity Years 1-8 and is 1.45% thereafter. For APEX II and ASL II, 2.45% total annual charge applies in all Annuity Years, and for XT6, 2.45% total annual charge applies in Annuity Years 1-10 and is 1.45% thereafter.
    HIGHEST DAILY VALUE DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For ASAP III, 1.75% total annual charge applies in Annuity years 1-8 and is 1.15% thereafter. For APEX II and ASL II, 2.15% total annual charge applies in all Annuity years, and for XT6, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. This benefit is no longer available for new elections.
 2 The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value, for the "Plus" benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.
 3 We reserve the right to increase the charge up to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.
 4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") for the year ended December 31, 2012 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.58%    2.37%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") for the year ended December 31, 2012, except as noted and except if the underlying portfolio's inception date is subsequent to December 31, 2012. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                                                                          Total
                                              Distribution             Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                 and/or     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other   Service Fees Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation
  Portfolio                 0.71%     0.02%      0.04%        0.13%       0.01%       0.68%     1.59%       0.00%       1.59%
 AST Advanced Strategies
  Portfolio                 0.81%     0.03%      0.10%        0.00%       0.00%       0.05%     0.99%       0.00%       0.99%
 AST AQR Emerging
  Markets Equity
  Portfolio                 1.09%     0.16%      0.10%        0.00%       0.00%       0.00%     1.35%       0.00%       1.35%
 AST AQR Large-Cap
  Portfolio                 0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
 AST Balanced Asset
  Allocation Portfolio      0.15%     0.01%      None         0.00%       0.00%       0.83%     0.99%       0.00%       0.99%
 AST BlackRock Global
  Strategies Portfolio      0.97%     0.03%      0.10%        0.00%       0.00%       0.02%     1.12%       0.00%       1.12%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                                                                          Total
                                              Distribution             Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                 and/or     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other   Service Fees Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST BlackRock iShares
  ETF Portfolio /1/         0.88%     0.03%      0.10%        0.00%       0.00%       0.26%     1.27%      -0.26%       1.01%
 AST BlackRock Value
  Portfolio                 0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%       0.00%       0.94%
 AST Bond Portfolio 2015    0.63%     0.16%      0.10%        0.00%       0.00%       0.00%     0.89%       0.00%       0.89%
 AST Bond Portfolio 2016    0.63%     0.22%      0.10%        0.00%       0.00%       0.00%     0.95%       0.00%       0.95%
 AST Bond Portfolio 2017
  /2/                       0.63%     0.05%      0.10%        0.00%       0.00%       0.00%     0.78%      -0.01%       0.77%
 AST Bond Portfolio 2018
  /2/                       0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio 2019    0.63%     0.15%      0.10%        0.00%       0.00%       0.00%     0.88%       0.00%       0.88%
 AST Bond Portfolio 2020
  /3/                       0.63%     1.64%      0.10%        0.00%       0.00%       0.00%     2.37%      -1.38%       0.99%
 AST Bond Portfolio 2021
  /2/                       0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio 2022
  /2/                       0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio 2023
  /3/                       0.63%     0.33%      0.10%        0.00%       0.00%       0.01%     1.07%      -0.07%       1.00%
 AST Bond Portfolio 2024    0.63%     0.26%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Capital Growth
  Asset Allocation
  Portfolio                 0.15%     0.01%      None         0.00%       0.00%       0.86%     1.02%       0.00%       1.02%
 AST ClearBridge
  Dividend Growth
  Portfolio                 0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%       0.00%       0.94%
 AST Cohen & Steers
  Realty Portfolio          0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%       0.00%       1.11%
 AST Defensive Asset
  Allocation Portfolio      0.15%     0.02%      None         0.00%       0.00%       0.80%     0.97%       0.00%       0.97%
 AST Federated
  Aggressive Growth
  Portfolio                 0.93%     0.05%      0.10%        0.00%       0.00%       0.00%     1.08%       0.00%       1.08%
 AST FI Pyramis(R) Asset
  Allocation Portfolio
  /4/                       0.82%     0.09%      0.10%        0.23%       0.07%       0.00%     1.31%       0.00%       1.31%
 AST First Trust
  Balanced Target
  Portfolio                 0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%       0.00%       0.93%
 AST Franklin Templeton
  Founding Funds
  Allocation Portfolio      0.91%     0.02%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST Franklin Templeton
  Founding Funds Plus
  Portfolio                 0.02%     0.03%      None         0.00%       0.00%       1.02%     1.07%       0.00%       1.07%
 AST Global Real Estate
  Portfolio                 0.99%     0.07%      0.10%        0.00%       0.00%       0.00%     1.16%       0.00%       1.16%
 AST Goldman Sachs
  Concentrated Growth
  Portfolio                 0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Goldman Sachs
  Large- Cap Value
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Goldman Sachs
  Mid-Cap Growth
  Portfolio                 0.99%     0.04%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST Goldman Sachs
  Multi- Asset Portfolio
  /5/                       0.92%     0.05%      0.10%        0.00%       0.00%       0.00%     1.07%      -0.10%       0.97%
 AST Goldman Sachs
  Small- Cap Value
  Portfolio                 0.94%     0.04%      0.10%        0.00%       0.00%       0.08%     1.16%       0.00%       1.16%
 AST High Yield Portfolio   0.72%     0.03%      0.10%        0.00%       0.00%       0.00%     0.85%       0.00%       0.85%
 AST International
  Growth Portfolio          0.97%     0.06%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST International Value
  Portfolio                 0.97%     0.06%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST Investment Grade
  Bond Portfolio /2/        0.63%     0.02%      0.10%        0.00%       0.00%       0.00%     0.75%      -0.04%       0.71%
 AST J.P. Morgan Global
  Thematic Portfolio        0.92%     0.04%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST J.P. Morgan
  International Equity
  Portfolio                 0.87%     0.09%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                                                                          Total
                                              Distribution             Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                 and/or     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other   Service Fees Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST J.P. Morgan
  Strategic
  Opportunities Portfolio   0.97%     0.06%      0.10%        0.15%       0.01%       0.00%     1.29%       0.00%       1.29%
 AST Jennison Large-Cap
  Growth Portfolio          0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Jennison Large-Cap
  Value Portfolio           0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Large-Cap Value
  Portfolio                 0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Lord Abbett Core
  Fixed Income Portfolio
  /6/                       0.77%     0.02%      0.10%        0.00%       0.00%       0.00%     0.89%      -0.13%       0.76%
 AST Marsico Capital
  Growth Portfolio          0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST MFS Global Equity
  Portfolio                 0.99%     0.11%      0.10%        0.00%       0.00%       0.00%     1.20%       0.00%       1.20%
 AST MFS Growth Portfolio   0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST MFS Large-Cap Value
  Portfolio                 0.83%     0.05%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Mid-Cap Value
  Portfolio                 0.93%     0.03%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST Money Market
  Portfolio                 0.47%     0.01%      0.10%        0.00%       0.00%       0.00%     0.58%       0.00%       0.58%
 AST Neuberger Berman
  Core Bond Portfolio /7/   0.68%     0.02%      0.10%        0.00%       0.00%       0.00%     0.80%      -0.01%       0.79%
 AST Neuberger Berman
  Mid- Cap Growth
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Neuberger
  Berman/LSV Mid-Cap
  Value Portfolio           0.89%     0.04%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST New Discovery Asset
  Allocation Portfolio      0.84%     0.11%      0.10%        0.00%       0.00%       0.00%     1.05%       0.00%       1.05%
 AST Parametric Emerging
  Markets Equity
  Portfolio                 1.07%     0.24%      0.10%        0.00%       0.00%       0.00%     1.41%       0.00%       1.41%
 AST PIMCO Limited
  Maturity Bond Portfolio   0.62%     0.03%      0.10%        0.00%       0.00%       0.00%     0.75%       0.00%       0.75%
 AST PIMCO Total Return
  Bond Portfolio            0.60%     0.02%      0.10%        0.00%       0.00%       0.00%     0.72%       0.00%       0.72%
 AST Preservation Asset
  Allocation Portfolio      0.15%     0.01%      None         0.00%       0.00%       0.78%     0.94%       0.00%       0.94%
 AST Prudential Core
  Bond Portfolio /7/        0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.03%       0.76%
 AST Prudential Growth
  Allocation Portfolio
  /8/                       0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%      -0.02%       0.91%
 AST QMA Emerging
  Markets Equity
  Portfolio                 1.09%     0.21%      0.10%        0.00%       0.00%       0.00%     1.40%       0.00%       1.40%
 AST QMA Large-Cap
  Portfolio                 0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%       0.00%       0.83%
 AST QMA US Equity Alpha
  Portfolio                 0.99%     0.05%      0.10%        0.38%       0.25%       0.00%     1.77%       0.00%       1.77%
 AST Quantitative
  Modeling Portfolio        0.25%     0.07%      None         0.00%       0.00%       0.89%     1.21%       0.00%       1.21%
 AST RCM World Trends
  Portfolio /9/             0.92%     0.04%      0.10%        0.00%       0.00%       0.00%     1.06%      -0.07%       0.99%
 AST Schroders Global
  Tactical Portfolio        0.92%     0.03%      0.10%        0.00%       0.00%       0.13%     1.18%       0.00%       1.18%
 AST Schroders
  Multi-Asset World
  Strategies Portfolio      1.06%     0.04%      0.10%        0.00%       0.00%       0.12%     1.32%       0.00%       1.32%
 AST Small-Cap Growth
  Portfolio                 0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Small-Cap Value
  Portfolio                 0.88%     0.04%      0.10%        0.00%       0.00%       0.04%     1.06%       0.00%       1.06%

------------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
------------------------------------------------------------------------------------------------------------------------------------
                                                               For the year ended December 31, 2012
                              -------------------------------------------------------------------------------------------
    UNDERLYING PORTFOLIO                                                                            Total
                                                  Distribution             Broker Fees  Acquired   Annual    Contractual
                                                     and/or     Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                              Management  Other   Service Fees Expense on    on Short    Fees &   Operating  or Expense
                                 Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement
--------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST T. Rowe Price Asset
  Allocation Portfolio          0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%       0.00%
 AST T. Rowe Price
  Equity Income Portfolio       0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%
 AST T. Rowe Price
  Large-Cap Growth
  Portfolio                     0.84%     0.02%      0.10%        0.00%       0.00%       0.00%     0.96%       0.00%
 AST T. Rowe Price
  Natural Resources
  Portfolio                     0.88%     0.04%      0.10%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST Templeton Global
  Bond Portfolio                0.79%     0.09%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST Wellington
  Management Hedged
  Equity Portfolio              0.98%     0.04%      0.10%        0.00%       0.00%       0.03%     1.15%       0.00%
 AST Western Asset Core
  Plus Bond Portfolio           0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%       0.00%
 AST Western Asset
  Emerging Markets Debt
  Portfolio /10/                0.84%     0.06%      0.10%        0.00%       0.00%       0.00%     1.00%      -0.05%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE
 FUNDS (INVESCO VARIABLE
 INSURANCE FUNDS)
 Invesco V.I.
  Diversified Dividend
  Fund - Series I
   shares /11/                  0.51%     0.17%      0.00%        0.00%       0.00%       0.00%     0.68%       0.00%
 Invesco V.I. Global Health
   Care Fund - Series I
   shares                       0.75%     0.38%      0.00%        0.00%       0.00%       0.00%     1.13%       0.00%
 Invesco V.I. Technology Fund
   - Series I
   shares /11/                  0.75%     0.41%      0.00%        0.00%       0.00%       0.00%     1.16%       0.00%
 Invesco V.I. Mid Cap
  Growth Fund - Series I
   shares /12/                  0.75%     0.37%      0.00%        0.00%       0.00%       0.00%     1.12%       0.03%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
FIRST DEFINED
 PORTFOLIO FUND, LLC
 First Trust Target
  Focus Four Portfolio          0.60%     1.28%      0.25%        0.00%       0.00%       0.00%     2.13%       0.76%
 Global Dividend Target
  15 Portfolio                  0.60%     0.66%      0.25%        0.00%       0.00%       0.00%     1.51%       0.04%
 NASDAQ(R) Target 15
  Portfolio                     0.60%     1.46%      0.25%        0.00%       0.00%       0.00%     2.31%       0.84%
 S&P(R) Target 24
  Portfolio                     0.60%     1.04%      0.25%        0.00%       0.00%       0.00%     1.89%       0.42%
 Target Managed VIP
  Portfolio                     0.60%     0.83%      0.25%        0.00%       0.00%       0.00%     1.68%       0.21%
 The Dow(R) DART 10
  Portfolio                     0.60%     1.03%      0.25%        0.00%       0.00%       0.00%     1.88%       0.41%
 The Dow(R) Target
  Dividend Portfolio            0.60%     0.74%      0.25%        0.00%       0.00%       0.00%     1.59%       0.12%
 Value Line(R) Target 25
  Portfolio                     0.60%     1.15%      0.25%        0.00%       0.00%       0.00%     2.00%       0.53%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
NATIONWIDE VARIABLE
 INSURANCE TRUST
 NVIT Developing Markets
  Fund                          0.95%     0.43%      0.25%        0.00%       0.00%       0.02%     1.65%       0.00%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
PROFUND VP /13/
 Access VP High Yield           0.75%     0.75%      0.25%        0.00%       0.00%       0.00%     1.75%       0.07%
 Asia 30                        0.75%     0.88%      0.25%        0.00%       0.00%       0.00%     1.88%       0.20%
 Banks                          0.75%     0.98%      0.25%        0.00%       0.00%       0.00%     1.98%       0.30%
 Basic Materials                0.75%     0.88%      0.25%        0.00%       0.00%       0.00%     1.88%       0.20%
 Bear                           0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%       0.10%


------------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
------------------------------------------------------------------------------------------------------------------------------------

                              -----------
    UNDERLYING PORTFOLIO
                              Net Annual
                              Portfolio
                              Operating
                               Expenses
----------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST T. Rowe Price Asset
  Allocation Portfolio          0.93%
 AST T. Rowe Price
  Equity Income Portfolio       0.84%
 AST T. Rowe Price
  Large-Cap Growth
  Portfolio                     0.96%
 AST T. Rowe Price
  Natural Resources
  Portfolio                     1.02%
 AST Templeton Global
  Bond Portfolio                0.98%
 AST Wellington
  Management Hedged
  Equity Portfolio              1.15%
 AST Western Asset Core
  Plus Bond Portfolio           0.79%
 AST Western Asset
  Emerging Markets Debt
  Portfolio /10/                0.95%
----------------------------------------

----------------------------------------
AIM VARIABLE INSURANCE
 FUNDS (INVESCO VARIABLE
 INSURANCE FUNDS)
 Invesco V.I.
  Diversified Dividend
  Fund - Series I
   shares /11/                  0.68%
 Invesco V.I. Global Health
   Care Fund - Series I
   shares                       1.13%
 Invesco V.I. Technology Fund
   - Series I
   shares /11/                  1.16%
 Invesco V.I. Mid Cap
  Growth Fund - Series I
   shares /12/                  1.09%
----------------------------------------

----------------------------------------
FIRST DEFINED
 PORTFOLIO FUND, LLC
 First Trust Target
  Focus Four Portfolio          1.37%
 Global Dividend Target
  15 Portfolio                  1.47%
 NASDAQ(R) Target 15
  Portfolio                     1.47%
 S&P(R) Target 24
  Portfolio                     1.47%
 Target Managed VIP
  Portfolio                     1.47%
 The Dow(R) DART 10
  Portfolio                     1.47%
 The Dow(R) Target
  Dividend Portfolio            1.47%
 Value Line(R) Target 25
  Portfolio                     1.47%
----------------------------------------

----------------------------------------
NATIONWIDE VARIABLE
 INSURANCE TRUST
 NVIT Developing Markets
  Fund                          1.65%
----------------------------------------

----------------------------------------
PROFUND VP /13/
 Access VP High Yield           1.68%
 Asia 30                        1.68%
 Banks                          1.68%
 Basic Materials                1.68%
 Bear                           1.68%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                                                                          Total
                                              Distribution             Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                 and/or     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other   Service Fees Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
PROFUND VP CONTINUED
 Biotechnology              0.75%     0.79%      0.25%        0.00%       0.00%       0.00%     1.79%       0.11%       1.68%
 Bull                       0.75%     0.84%      0.25%        0.00%       0.00%       0.00%     1.84%       0.16%       1.68%
 Consumer Goods             0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%       1.68%
 Consumer Services          0.75%     0.91%      0.25%        0.00%       0.00%       0.00%     1.91%       0.23%       1.68%
 Europe 30                  0.75%     0.80%      0.25%        0.00%       0.00%       0.00%     1.80%       0.12%       1.68%
 Financials                 0.75%     0.91%      0.25%        0.00%       0.00%       0.00%     1.91%       0.23%       1.68%
 Health Care                0.75%     0.81%      0.25%        0.00%       0.00%       0.00%     1.81%       0.13%       1.68%
 Industrials                0.75%     0.94%      0.25%        0.00%       0.00%       0.00%     1.94%       0.26%       1.68%
 Internet                   0.75%     0.93%      0.25%        0.00%       0.00%       0.00%     1.93%       0.25%       1.68%
 Japan                      0.75%     0.82%      0.25%        0.00%       0.00%       0.00%     1.82%       0.14%       1.68%
 Large-Cap Growth           0.75%     0.86%      0.25%        0.00%       0.00%       0.00%     1.86%       0.18%       1.68%
 Large-Cap Value            0.75%     0.93%      0.25%        0.00%       0.00%       0.00%     1.93%       0.25%       1.68%
 Mid-Cap Growth             0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%       1.68%
 Mid-Cap Value              0.75%     0.91%      0.25%        0.00%       0.00%       0.02%     1.93%       0.23%       1.70%
 NASDAQ-100                 0.75%     0.82%      0.25%        0.00%       0.00%       0.00%     1.82%       0.14%       1.68%
 Oil & Gas                  0.75%     0.86%      0.25%        0.00%       0.00%       0.00%     1.86%       0.18%       1.68%
 Pharmaceuticals            0.75%     0.85%      0.25%        0.00%       0.00%       0.00%     1.85%       0.17%       1.68%
 Precious Metals            0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%       1.68%
 Real Estate                0.75%     0.84%      0.25%        0.00%       0.00%       0.00%     1.84%       0.16%       1.68%
 Rising Rates Opportunity   0.75%     0.79%      0.25%        0.00%       0.00%       0.00%     1.79%       0.11%       1.68%
 Semiconductor              0.75%     1.09%      0.25%        0.00%       0.00%       0.00%     2.09%       0.41%       1.68%
 Short Mid-Cap              0.75%     0.95%      0.25%        0.00%       0.00%       0.00%     1.95%       0.27%       1.68%
 Short NASDAQ-100           0.75%     0.89%      0.25%        0.00%       0.00%       0.00%     1.89%       0.21%       1.68%
 Short Small-Cap            0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%       1.68%
 Small-Cap Growth /14/      0.75%     0.89%      0.25%        0.00%       0.00%       0.00%     1.89%       0.21%       1.68%
 Small-Cap Value            0.75%     0.99%      0.25%        0.00%       0.00%       0.06%     2.05%       0.31%       1.74%
 Technology                 0.75%     0.81%      0.25%        0.00%       0.00%       0.00%     1.81%       0.13%       1.68%
 Telecommunications         0.75%     0.85%      0.25%        0.00%       0.00%       0.00%     1.85%       0.17%       1.68%
 U.S. Government Plus       0.50%     0.81%      0.25%        0.00%       0.00%       0.00%     1.56%       0.18%       1.38%
 UltraBull                  0.75%     0.84%      0.25%        0.00%       0.00%       0.00%     1.84%       0.16%       1.68%
 UltraMid-Cap/ 14/          0.75%     0.84%      0.25%        0.00%       0.00%       0.00%     1.84%       0.16%       1.68%
 UltraNASDAQ-100            0.75%     0.82%      0.25%        0.00%       0.00%       0.00%     1.82%       0.14%       1.68%
 UltraSmall-Cap/ /          0.75%     0.94%      0.25%        0.00%       0.00%       0.02%     1.96%       0.26%       1.70%
 Utilities                  0.75%     0.86%      0.25%        0.00%       0.00%       0.00%     1.86%       0.18%       1.68%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
THE PRUDENTIAL SERIES
 FUND
 SP International Growth    0.85%     0.49%      0.25%        0.00%       0.00%       0.00%     1.59%       0.00%       1.59%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO VARIABLE
 TRUST
 Wells Fargo Advantage
  VT International
  Equity Fund - class 1/
  15/                       0.75%     0.23%      0.00%        0.00%       0.00%       0.01%     0.99%       0.29%       0.70%
 Wells Fargo Advantage
  VT Intrinsic Value
  Fund -
   class 2/ 16/             0.55%     0.34%      0.25%        0.00%       0.00%       0.01%     1.15%       0.14%       1.01%
 Wells Fargo Advantage
  VT Omega Growth Fund -
  class 1/ 17/              0.55%     0.25%      0.00%        0.00%       0.00%       0.00%     0.80%       0.05%       0.75%
 Wells Fargo Advantage
  VT Small Cap Growth
  Fund - class 1/ 18/       0.75%     0.19%      0.00%        0.00%       0.00%       0.01%     0.95%       0.00%       0.95%



 1 Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive a portion of their investment management fee equal to the Acquired Portfolio Fees and Expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees and Other Expenses (including distribution fees, Acquired Portfolio Fees and Expenses, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio's average daily net assets through June 30, 2014. These arrangements may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangements after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

 2 The Portfolio's distributor, Prudential Annuities Distributors, Inc. (PAD) has contractually agreed to reduce its distribution and service fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio: average daily net Portfolio assets up to and including $300 million: fee rate is 0.10% (no waiver); average daily net Portfolio assets over $300 million up to and including $500 million: fee rate is 0.08%; average daily net Portfolio assets over $500 million up to and including $750 million: fee rate is 0.07%; average daily net Portfolio assets over $750 million: fee rate is 0.06%. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and Prudential Investments LLC, AST Investment Services, Inc. and
    PAD cannot terminate or otherwise modify the waiver.
 3 The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, Acquired Portfolio Fees and Expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio's average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 4  Pyramis is a registered service mark of FMR LLC. Used under license.
 5 The Investment Managers have contractually agreed to waive 0.10% of their investment management fees through June 30, 2016. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2016, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2016 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 6 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.15% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 7 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 8 The Investment Managers have contractually agreed to waive 0.02% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 9 The Investment Managers have contractually agreed to waive 0.07% of their investment management fees through June 30, 2014. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2014, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 10 The Investment Managers have contractually agreed to waive 0.05% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 11 Invesco Advisers, Inc. has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Net Annual Portfolio Operating Expenses of Series I shares to 2.00% of average daily net assets, excluding
    (i) interest; (ii) taxes; (iii) dividend expense on short sales;
    (iv) extraordinary or non-routine items, including litigation expenses; and
    (v) expenses that the Portfolio has incurred but did not actually pay because of an expense offset arrangement. These exclusions could cause the Net Annual Portfolio Operating Expenses to exceed the numbers reflected above. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.
 12 Effective April 29, 2013, Invesco Van Kampen V.I. Mid Cap Growth Fund was renamed Invesco V.I. Mid Cap Growth Fund. Invesco Advisers, Inc. has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Net Annual Portfolio Operating Expenses of Series I shares to
    1.09% of average daily net assets, excluding (i) interest; (ii) taxes;
    (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that the Portfolio has incurred but did not actually pay because of an expense offset arrangement. These exclusions could cause the Net Annual Portfolio
    Operating Expenses to exceed the numbers reflected above. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2014.
 13 ProFund Advisors LLC ("ProFund Advisors" or the "Advisor") has contractually agreed to waive investment advisory and management services fees and to reimburse Other Expenses to the extent Total Annual Portfolio Operating Expenses (excluding "Acquired Portfolio Fees and Expenses"), as a percentage of average daily net assets, exceed 1.68% through April 30, 2014. After such date, the expense limitation may be terminated or revised by the Advisor. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years of the end of the contractual period to the extent that recoupment will not cause the Portfolio's expenses to exceed any expense limitation in place at that time.
 14 "Acquired Portfolio Fees and Expenses" for the fiscal year end December 31,
    2012 were less than 0.01% and are included in "Other Expenses".
 15 Wells Fargo Funds Management, LLC has contractually agreed through
    April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio's Net Annual Portfolio Operating Expenses at 0.69% for Class 1. Brokerage commissions, stamp duty fees, interest, taxes, Acquired Portfolio Fees and Expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the contractual waiver may be terminated only with the approval of the Board of Trustees.
 16 Wells Fargo Funds Management, LLC has contractually agreed through
    April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio's Net Annual Portfolio Operating Expenses at 1.00% for Class 2. Brokerage commissions, stamp duty fees, interest, taxes, Acquired Portfolio Fees and Expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the contractual waiver may be terminated only with the approval of the Board of Trustees.
 17 Wells Fargo Funds Management, LLC has contractually agreed through
    April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio's Net Annual Portfolio Operating Expenses at 0.75%. Brokerage commissions, stamp duty fees, interest, taxes, Acquired Portfolio Fees and Expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the contractual waiver may be terminated only with the approval of the Board of Trustees.
 18 Wells Fargo Funds Management, LLC has contractually agreed through
    April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio's Net Annual Portfolio Operating Expenses at 0.95% for Class 1. Brokerage commissions, stamp duty fees, interest, taxes, Acquired Portfolio Fees and Expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the contractual waiver may be terminated only with the approval of the Board of Trustees.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Prudential Annuities Annuity with the cost of investing in other Prudential Annuities and/or other variable annuities.

 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Distribution Charge (if applicable)
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total annual operating expenses for 2012, and those expenses remain the same each year*

   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Highest Daily Lifetime 6 Plus with Combination 5% Roll-up and HAV Death Benefit (which are the maximum combination of optional benefit charges)
   .   For the XT6 example, no Purchase Payment Credit is granted under the
       Annuity
   .   For the APEX II example, no Loyalty Credit applies
   .   For the ASAP III example, no Loyalty Credit applies

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:
 To be filed by amendment

 If you surrender your annuity at the end of the applicable time period: /1/


                                1 YR  3 YRS  5 YRS  10 YRS
                     -------------------------------------
                     ASAP III  $1,374 $2,534 $3,663 $6,446
                     -------------------------------------
                     APEX II   $1,511 $2,690 $3,328 $6,716
                     -------------------------------------
                     ASL II      $661 $1,990 $3,328 $6,716
                     -------------------------------------
                     XT6/ 3/   $1,561 $2,790 $3,928 $6,816
                     -------------------------------------


 If you annuitize your annuity at the end of the applicable time period: /2/


                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      ASAP III  $624 $1,884 $3,163 $6,446
                      -----------------------------------
                      APEX II   $661 $1,990 $3,328 $6,716
                      -----------------------------------
                      ASL II    $661 $1,990 $3,328 $6,716
                      -----------------------------------
                      XT6/ 3/   $661 $1,990 $3,328 $6,716
                      -----------------------------------

 If you do not surrender your annuity:

                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      ASAP III  $596 $1,806 $3,041 $6,243
                      -----------------------------------
                      APEX II   $634 $1,914 $3,209 $6,522
                      -----------------------------------
                      ASL II    $634 $1,914 $3,209 $6,522
                      -----------------------------------
                      XT6/ 3/   $634 $1,914 $3,209 $6,522
                      -----------------------------------

 1 There is no CDSC for ASL II. See "Summary of Contract Fees and Charges" for the CDSC schedule for each Annuity.
 2 If you own XT6, you may not annuitize in the first Three (3) Annuity Years. If you own ASAP III or APEX II, you may not annuitize in the first
    Annuity Year.
 3 XT6 Annuities purchased prior to November 20, 2006 are subject to a different CDSC schedule. Expense examples calculations for XT6 Annuities are not adjusted to reflect the Purchase Credit. If the Purchase Credit were reflected in the calculations, expenses would be higher.

 For information relating to accumulation unit values pertaining to the Sub-accounts, please see Appendix A - Condensed Financial Information About Separate Account B.

                                    SUMMARY

                 Advanced Series Advisor Plan III ("ASAP III")
                      Advanced Series APEX II ("APEX II")
                    Advanced Series XTra Credit Six ("XT6")
                     Advanced Series LifeVest II ("ASL II")

 This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your financial professional can also help you if you have questions.


 WHAT IS A VARIABLE ANNUITY? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial professional, you choose how to invest your money within your annuity (subject to certain restrictions; see "Investment Options"). Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.


 Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawal or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.


 WHAT DOES IT MEAN THAT MY VARIABLE ANNUITY IS "TAX DEFERRED"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.


 You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 WHAT VARIABLE ANNUITIES ARE OFFERED IN THIS PROSPECTUS? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, and whether the annuity provides credits in certain circumstances. The annuities described in this prospectus are:
..   Advanced Series Advisor Plan III ("ASAP III")
..   Advanced Series APEX II ("APEX II")
..   Advanced Series XTra Credit Six ("XT6")
..   Advanced Series LifeVest II ("ASL II")



 HOW DO I PURCHASE ONE OF THE VARIABLE ANNUITIES? These Annuities are no longer available for new purchases. Our eligibility criteria for purchasing the Annuities are as follows:

                  PRODUCT   MAXIMUM AGE FOR  MINIMUM INITIAL
                            INITIAL PURCHASE PURCHASE PAYMENT
                  -------------------------------------------
                  ASAP III         80             $1,000
                  -------------------------------------------
                  APEX II          85            $10,000
                  -------------------------------------------
                  XT6              75            $10,000
                  -------------------------------------------
                  ASL II           85            $15,000
                  -------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the Annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.

 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the "free look period"). The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 WHERE SHOULD I INVEST MY MONEY? With the help of your financial professional, you choose where to invest your money within the Annuity. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.

 We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."

 HOW CAN I RECEIVE INCOME FROM MY ANNUITY? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). See the "Tax Considerations" section of this Prospectus. You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."

 OPTIONS FOR GUARANTEED LIFETIME WITHDRAWALS. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero. The Account Value has no guarantees, may fluctuate, and can lose value.

 These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value invested (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Please see the applicable optional benefits section for more information. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., excess income), that may permanently reduce the guaranteed amount you can withdraw in future years. Thus, you should think carefully before taking such excess income. If you purchased your contract in New York and wish to withdraw excess income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 6 Plus
..   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
..   Spousal Highest Daily Lifetime 6 Plus

..   Highest Daily Lifetime 7 Plus
..   Spousal Highest Daily Lifetime 7 Plus
..   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator

..   Highest Daily Lifetime 7 Plus with Beneficiary Income Option*

..   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option
..   Highest Daily Lifetime Seven
..   Spousal Highest Daily Lifetime Seven
..   Highest Daily Lifetime Seven with Lifetime Income Accelerator
..   Highest Daily Lifetime Seven with Beneficiary Income Option
..   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

 THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT OPTIONS ARE NO LONGER OFFERED FOR NEW ELECTIONS.


 OPTIONS FOR GUARANTEED ACCUMULATION. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefits sections for more information.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Guaranteed Return Option Plus II
..   Highest Daily Guaranteed Return Option II
..   Guaranteed Return Option Plus (GRO Plus)*
..   Guaranteed Return Option (GRO)*
..   Guaranteed Return Option Plus 2008*
..   Highest Daily Guaranteed Return Option*

 *  No longer available for new elections.

 WHAT HAPPENS TO MY ANNUITY UPON DEATH? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death (the amount of the basic death benefit may depend on the decedent's age).

 We also have optional death benefits for an additional charge:
..   HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Offers the greater of the basic death benefit and a highest anniversary value of the annuity.
..   COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Offers
    the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

 Each death benefit has certain age restrictions. Please see the "Death Benefit" section of the Prospectus for more information.

 HOW DO I RECEIVE CREDITS?
 With XT6, we apply a credit to your Annuity each time you make a purchase payment during the first six (6) years. Because of the credits, the expenses of this Annuity may be higher than other annuities that do not offer credits. The amount of the credit depends on the year during which the purchase payment is made:

 For annuities issued on or after February 13, 2006:

                             ANNUITY YEAR  CREDIT
                             ---------------------
                                 1         6.50%
                                 2         5.00%
                                 3         4.00%
                                 4         3.00%
                                 5         2.00%
                                 6         1.00%
                                 7+        0.00%
                             ---------------------

 * For annuities issued before February 13, 2006, the Credit during Annuity Year 1 is 6.00%.

 Please note that during the first 10 years, the total asset-based charges on the XT6 annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the XT6 annuity is higher and is deducted for a longer period of time as compared to our other annuities. Unless prohibited by applicable State law, we may take back credits applied within 12 months of death or a Medically-Related Surrender. We may also take back credits if you return your Annuity under the "free-look" provision.


 For ASAP III annuities issued on or after February 13, 2006, and APEX II annuities issued on or after June 20, 2005, we apply a "loyalty credit" at the end of your fifth anniversary for money invested with us during the first four years of your Annuity (less adjustments for any withdrawals). For ASAP III, the credit is 0.50%. For APEX II, the credit is either 0%, 2.25% or 2.75% depending on the Issue Date of your Annuity.

 Please see the section entitled "Managing Your Account Value" for more information.

 WHAT ARE THE ANNUITY'S FEES AND CHARGES?
 CONTINGENT DEFERRED SALES CHARGE: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the Annuity Year in which the purchase payment is withdrawn. The CDSC is different depending on which annuity you purchase:

 ------------------------------------------------------------------------------
           YR. 1 YR. 2 YR. 3 YR. 4 YR. 5 YR. 6 YR. 7 YR. 8 YR. 9 YR. 10 YR. 11+
 ------------------------------------------------------------------------------
 ASAP III  7.5%  7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%  0.0%     --     --
 ------------------------------------------------------------------------------
 APEX II   8.5%  8.0%  7.0%  6.0%  0.0%    --    --    --    --     --     --
 ------------------------------------------------------------------------------
 XT6*      9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
 ------------------------------------------------------------------------------
 ASL II - There is no CDSC for this Annuity
 ------------------------------------------------------------------------------

 *  For annuities issued before November 20, 2006, the schedule is as follows:
    Year 1: 9.0%; Year 2: 9.0%; Year 3: 8.5%; Year 4: 8.0%; Year 5: 7.0%; Year
    6: 6.0%; Year 7: 5.0%; Year 8: 4.0%; Year 9: 3.0%; Year 10: 2.0%; Year 11+:
    0.0%.

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your Annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contracts.


 TRANSFER FEE: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one
 (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.


 ANNUAL MAINTENANCE FEE: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. Except for XT6, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

 TAX CHARGE: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.

 INSURANCE CHARGE: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you hold:

             ------------------------------------------------------
                 FEE/CHARGE       ASAP III  APEX II  ASL II   XT6
             ------------------------------------------------------
             MORTALITY & EXPENSE   0.50%    1.50%    1.50%   0.50%
             RISK CHARGE
             ------------------------------------------------------
             ADMINISTRATION        0.15%    0.15%    0.15%   0.15%
             CHARGE
             ------------------------------------------------------
             TOTAL INSURANCE       0.65%    1.65%    1.65%   0.65%
             CHARGE
             ------------------------------------------------------

 DISTRIBUTION CHARGE: For ASAP III and XT6, we deduct a Distribution Charge daily. It is an annual charge assessed on a daily basis. The charge is assessed for a certain number of years against the average assets allocated to the Sub-accounts and is equal to the following:

   -------------------------------------------------------------------------
       FEE/CHARGE           ASAP III      APEX II  ASL II        XT6
   -------------------------------------------------------------------------
   DISTRIBUTION CHARGE  0.60% in Annuity   N/A      N/A    1.00% in Annuity
                           Years 1-8                          Years 1-10
   -------------------------------------------------------------------------

 CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 COSTS TO SELL AND ADMINISTER OUR VARIABLE ANNUITY: Your financial professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial professional's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See "General Information".

 OTHER INFORMATION: Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "service fees" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.


 Effective MAY 1, 2004, the SP INTERNATIONAL GROWTH PORTFOLIO (formerly the SP INTERNATIONAL GROWTH PORTFOLIO) is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to May 1, 2004 you had any portion of your Account Value allocated to the SP International Growth Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the SP International Growth Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the SP International Growth Sub-account prior to May 1, 2004 or if you purchase your Annuity on or after May 1, 2004, you cannot allocate Account Value to the SP International Growth Sub-account.


 Effective FEBRUARY 27, 2012, the VALUE LINE(R) TARGET 25 PORTFOLIO is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to February 27, 2012 you had any portion of your Account Value allocated to the Value Line(R) Target 25 Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the Value Line(R) Target 25 Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation, rebalancing and Balanced Investment programs. If you never had a portion of your Account Value allocated to the Value Line(R) Target 25 Sub-account prior to February 27, 2012, you cannot allocate Account Value to the Value Line(R) Target 25 Sub-account.


 Effective APRIL 29, 2013, the AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO is no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to April 29, 2013 you had any portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Franklin Templeton Founding Funds Allocation Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account prior to April 29, 2013, you cannot allocate Account Value to the AST Franklin Templeton Founding Funds Allocation Sub-account.


 STIPULATED INVESTMENT OPTIONS IF YOU ELECT CERTAIN OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.

 While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Custom Portfolios Program" (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION.

 GROUP I: ALLOWABLE BENEFIT ALLOCATIONS


 OPTIONAL BENEFIT NAME*                                    ALLOWABLE BENEFIT ALLOCATIONS:
 GRO Plus II                                               AST Academic Strategies Asset Allocation Portfolio
 Highest Daily GRO II                                      AST Advanced Strategies Portfolio
 Highest Daily Lifetime Five Income Benefit                AST Balanced Asset Allocation Portfolio
 Highest Daily Lifetime Seven Income Benefit               AST BlackRock Global Strategies Portfolio
 Highest Daily Lifetime 7 Plus Income Benefit              AST BlackRock iShares ETF Portfolio
 Highest Daily Lifetime 7 Plus with Beneficiary Income     AST Capital Growth Asset Allocation Portfolio
 Option                                                    AST Defensive Asset Allocation Portfolio
 Highest Daily Lifetime 7 Plus with Lifetime Income        AST FI Pyramis(R) Asset Allocation Portfolio
 Accelerator                                               AST First Trust Balanced Target Portfolio
 Highest Daily Lifetime Seven with Beneficiary Income      **AST Franklin Templeton Founding Funds Allocation Portfolio
 Option                                                    AST Franklin Templeton Founding Funds Plus Portfolio
 Highest Daily Lifetime Seven with Lifetime Income         AST Goldman Sachs Multi-Asset Portfolio
 Accelerator                                               AST J.P. Morgan Global Thematic Portfolio
 Highest Daily Lifetime 6 Plus                             AST J.P. Morgan Strategic Opportunities Portfolio
 Highest Daily Lifetime 6 Plus with Lifetime Income        AST New Discovery Asset Allocation Portfolio
 Accelerator                                               AST Preservation Asset Allocation Portfolio
 Highest Daily Value Death Benefit                         AST Prudential Growth Allocation Portfolio
 Lifetime Five Income Benefit                              AST RCM World Trends Portfolio
 Spousal Highest Daily Lifetime Seven Income Benefit       AST Schroders Global Tactical Portfolio
 Spousal Highest Daily Lifetime 7 Plus Income Benefit      AST Schroders Multi-Asset World Strategies Portfolio
 Spousal Highest Daily Lifetime 7 Plus with Beneficiary    AST T. Rowe Price Asset Allocation Portfolio
 Income Option                                             AST Wellington Management Hedged Equity Portfolio
 Spousal Highest Daily Lifetime Seven with Beneficiary
 Income Option
 Spousal Highest Daily Lifetime 6 Plus
 Spousal Lifetime Five Income Benefit
-------------------------------------------------------------------------------------------------------------------------

 OPTIONAL BENEFIT NAME*                                    ALL INVESTMENT OPTIONS PERMITTED, EXCEPT THESE:
 Combo 5% Rollup & HAV Death Benefit                       Access VP High Yield
 GRO/GRO PLUS                                              Invesco V.I. Technology
 Guaranteed Minimum Income Benefit                         NASDAQ(R) Target 15
 Guaranteed Minimum Withdrawal Benefit                     ProFund VP Biotechnology
 Highest Anniversary Value Death Benefit                   ProFund VP Internet
                                                           ProFund VP Semiconductor
                                                           ProFund VP Short Mid-Cap
                                                           ProFund VP Short Small-Cap
                                                           ProFund VP Technology
                                                           ProFund VP UltraBull
                                                           ProFund VP UltraNASDAQ-100
                                                           ProFund VP UltraSmall-Cap
                                                           **Value Line(R) Target 25
-------------------------------------------------------------------------------------------------------------------------

                                                           ALL INVESTMENT OPTIONS PERMITTED, EXCEPT THESE:
 GRO PLUS 2008                                             Invesco V.I. Technology
 Highest Daily GRO                                         ProFund VP Asia 30
                                                           ProFund VP NASDAQ-100
                                                           ProFund VP Precious Metals
                                                           ProFund VP Short NASDAQ-100
                                                           ProFund VP Ultra Mid-Cap
                                                           **Value Line(R) Target 25

                 ALL INVESTMENT OPTIONS PERMITTED, EXCEPT THESE:
                 NASDAQ(R) Target 15
                 Access VP High Yield
                 ProFund VP UltraNASDAQ-100
                 ProFund VP UltraSmall-Cap
                 ProFund VP Semiconductor
                 ProFund VP Internet
                 ProFund VP UltraBull
                 ProFund VP Technology
                 ProFund VP Biotechnology
                 ProFund VP Short Small-Cap
                 ProFund VP Short Mid-Cap
                 Wells Fargo Advantage VT Small-Cap Growth

 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.
 ** No longer offered.

 The following set of tables describes the second category (i.e., Group II below), under which:


 (a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Core Bond Portfolio, and/or the AST Prudential Core Bond Portfolio).

 (b)you may allocate up to 80% in equity and other portfolios listed in the table below.
 (c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.
 (d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.
 (e)if you are already participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

 GROUP II: CUSTOM PORTFOLIOS PROGRAM (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials)


 OPTIONAL BENEFIT NAME                                    PERMITTED PORTFOLIOS
 Highest Daily Lifetime Seven                             AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Seven                     AST Advanced Strategies
 Highest Daily Lifetime Seven with Beneficiary Income     AST Balanced Asset Allocation
 Option                                                   AST BlackRock Global Strategies
 Spousal Highest Daily Lifetime Seven with Beneficiary    AST BlackRock Value
 Income Option                                            AST Capital Growth Asset Allocation
 Highest Daily Lifetime Seven with Lifetime Income        AST ClearBridge Dividend Growth
 Accelerator                                              AST Cohen & Steers Realty
 Highest Daily Lifetime 7 Plus Spousal                    AST Federated Aggressive Growth
 Highest Daily Lifetime 7 Plus                            AST FI Pyramis(R) Asset Allocation
 Highest Daily Lifetime 7 Plus with Beneficiary Income    AST First Trust Balanced Target
 Option Spousal Highest Daily Lifetime 7 Plus with        ***AST Franklin Templeton Founding Funds Allocation
 Beneficiary Income Option                                AST Global Real Estate
 Highest Daily Lifetime 7 Plus with Lifetime Income       AST Goldman Sachs Concentrated Growth
 Accelerator                                              AST Goldman Sachs Large-Cap Value
 Highest Daily Lifetime 6 Plus                            AST Goldman Sachs Mid-Cap Growth
 Highest Daily Lifetime 6 Plus with Lifetime Income       AST Goldman Sachs Multi-Asset
 Accelerator                                              AST Goldman Sachs Small-Cap Value
 Spousal Highest Daily Lifetime 6 Plus                    AST High Yield
 GRO Plus II                                              AST International Growth
 Highest Daily GRO II                                     AST International Value
                                                          AST J.P. Morgan Global Thematic
                                                          AST J.P. Morgan International Equity

                    PERMITTED PORTFOLIOS
                    AST J.P. Morgan Strategic Opportunities
                    AST Jennison Large-Cap Growth
                    AST Jennison Large-Cap Value
                    AST Large-Cap Value
                    AST Lord Abbett Core Fixed Income
                    AST Marsico Capital Growth
                    AST MFS Global Equity
                    AST MFS Growth
                    AST MFS Large-Cap Value
                    AST Mid-Cap Value
                    AST Money Market
                    AST Neuberger Berman Core Bond
                    AST Neuberger Berman Mid-Cap Growth
                    AST Neuberger Berman/LSV Mid-Cap Value
                    AST New Discovery Asset Allocation
                    AST Parametric Emerging Markets Equity
                    AST PIMCO Limited Maturity Bond
                    AST PIMCO Total Return Bond
                    AST Preservation Asset Allocation
                    AST Prudential Core Bond
                    AST Prudential Growth Allocation
                    AST QMA US Equity Alpha
                    AST RCM World Trends
                    AST Schroders Global Tactical
                    AST Schroders Multi-Asset World Strategies
                    AST Small-Cap Growth
                    AST Small-Cap Value
                    AST T. Rowe Price Asset Allocation
                    AST T. Rowe Price Equity Income
                    AST T. Rowe Price Large-Cap Growth
                    AST T. Rowe Price Natural Resources
                    AST Templeton Global Bond
                    AST Wellington Management Hedged Equity
                    AST Western Asset Core Plus Bond



 The following additional Portfolios are available subject to certain restrictions:


                                PROFUND VP**
                                Consumer Goods
                                Consumer Services
                                Financials
                                Health Care
                                Industrials
                                Large-Cap Growth
                                Large-Cap Value
                                Mid-Cap Growth
                                Mid-Cap Value
                                Real Estate
                                Small-Cap Growth
                                Small-Cap Value
                                Telecommunications
                                Utilities

 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.
 ** For ASAP III, XT6, and ASL II Annuities issued beginning on May 26, 2008, we limit the Owner's ability to invest in the ProFund VP Portfolios.
    Specifically:
   . We will not permit those who acquire an ASAP III, XT6, or ASL II Annuity on or after May 26, 2008 (including beneficiaries who acquire such an Annuity under the Beneficiary Continuation Option) to invest in any ProFund VP Portfolio; and
   . Those who acquired an ASAP III, XT6, or ASL II Annuity prior to May 26, 2008 may invest in any ProFund VP Portfolio without being subject to the above restrictions; and
   . Those who currently hold an APEX II Annuity, or who acquire an APEX II Annuity after May 26, 2008, may invest in any ProFund VP Portfolio (except that beneficiaries who acquire an APEX II Annuity on or after May 26, 2008 under the Beneficiary Continuation Option may not invest in any ProFund VP Portfolio).

 ***No longer offered.

 Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a predetermined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).

 WHETHER OR NOT YOU ELECTED A BENEFIT SUBJECT TO THE PREDETERMINED MATHEMATICAL FORMULA, YOU SHOULD BE AWARE THAT THE OPERATION OF THE FORMULA MAY RESULT IN LARGE-SCALE ASSET FLOWS INTO AND OUT OF THE SUB-ACCOUNTS. THESE ASSET FLOWS COULD ADVERSELY IMPACT THE PORTFOLIOS, INCLUDING THEIR RISK PROFILE, EXPENSES AND PERFORMANCE. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

    (a)a portfolio's investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor's ability to fully implement the portfolio's investment strategy;
    (b)the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
    (c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the portfolio compared to other similar funds.

 The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to the AST Investment Grade Bond Sub-account and others Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

 The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.


 Please consult the prospectus for the applicable portfolio for additional information about these effects.

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                         SUBADVISOR(S)
   --------------------------------------------------------------------------
                            AST FUNDS
   --------------------------------------------------------------------------
     ASSET     AST ACADEMIC STRATEGIES ASSET              AlphaSimplex
    ALLOCA-    ALLOCATION PORTFOLIO: seeks              Group, LLC; AQR
     TION      long-term capital appreciation. The    Capital Management,
               Portfolio is a multi-asset class           LLC and CNH
               fund that pursues both top-down           Partners, LLC;
               asset allocation strategies and           CoreCommodity
               bottom-up selection of securities,       Management, LLC;
               investment managers, and mutual        First Quadrant, L.P.;
               funds. Under normal circumstances,     Jennison Associates
               approximately 60% of the assets will     LLC; J.P. Morgan
               be allocated to traditional asset           Investment
               classes (including US and               Management, Inc.;
               international equities and bonds,       Pacific Investment
               including non-investment grade              Management
               bonds, commonly known as "junk             Company LLC
               bonds") and approximately 40% of the   (PIMCO); Prudential
               assets will be allocated to              Investments LLC;
               non-traditional asset classes and          Quantitative
               strategies (including real estate,          Management
               commodities, and alternative             Associates LLC;
               strategies). Those percentages are        Western Asset
               subject to change at the discretion         Management
               of the advisor and Quantitative          Company/ Western
               Management Associates LLC.               Asset Management
                                                        Company Limited
   --------------------------------------------------------------------------
     ASSET     AST ADVANCED STRATEGIES PORTFOLIO:          LSV Asset
    ALLOCA-    seeks a high level of absolute             Management;
     TION      return by using traditional and          Marsico Capital
               non-traditional investment               Management, LLC;
               strategies and by investing in          Pacific Investment
               domestic and foreign equity and             Management
               fixed income securities, derivative        Company LLC
               instruments and other investment             (PIMCO);
               companies. The Portfolio uses              Quantitative
               traditional and non-traditional             Management
               investment strategies by investing       Associates LLC;
               in domestic and foreign equity and        T. Rowe Price
               fixed income securities, derivative     Associates, Inc.;
               instruments and other investment         William Blair &
               companies. The asset allocation            Company, LLC
               generally provides for an allotment
               of 60% of the Portfolio's assets to
               a combination of domestic and
               international equity strategies and
               the remaining 40% of assets to a
               combination of U.S. fixed income,
               hedged international bond, and real
               return investment strategies.
               Quantitative Management Associates
               LLC allocates the assets of the
               Portfolio across different
               investment categories and
               subadvisors.
   --------------------------------------------------------------------------
     INTER-    AST AQR EMERGING MARKETS EQUITY            AQR Capital
   NATIONAL    PORTFOLIO: seeks long-term capital       Management, LLC
    EQUITY     appreciation. The Portfolio seeks to
               achieve its investment objective by
               both overweighting and
               underweighting securities,
               industries, countries, and
               currencies relative to the MSCI
               Emerging Markets Index, using
               proprietary quantitative return
               forecasting models and systematic
               risk-control methods developed by
               the subadvisor. Under normal
               circumstances, the Portfolio will
               invest at least 80% of its assets in
               equity securities of issuers: (i)
               located in emerging market
               countries, or (ii) included as
               emerging market issuers in one or
               more broad-based market indices. The
               subadvisor intends to make use of
               certain derivative instruments in
               order to implement its investment
               strategy.
   --------------------------------------------------------------------------
   LARGE-CAP   AST AQR LARGE-CAP PORTFOLIO: seeks         AQR Capital
     BLEND     long-term capital appreciation. The      Management, LLC
               Portfolio invests, under normal
               circumstances, at least 80% of the
               value of its assets in equity and
               equity-related securities of
               large-capitalization companies. For
               purposes of the Portfolio, a
               large-cap company is a company with
               a market capitalization in the range
               of companies in the S&P 500(R) Index
               (between $1.6 billion and $483
               billion as of December 31, 2012).
               The Portfolio's subadvisor utilizes
               a quantitative investment process.
   --------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                         SUBADVISOR(S)
   -------------------------------------------------------------------------
     ASSET     AST BALANCED ASSET ALLOCATION               Prudential
    ALLOCA-    PORTFOLIO: seeks to obtain the           Investments LLC;
     TION      highest potential total return             Quantitative
               consistent with its specified level         Management
               of risk. The Portfolio primarily          Associates LLC
               invests its assets in a diversified
               portfolio of other mutual funds,
               within the Advanced Series Trust and
               certain affiliated money market
               funds. Under normal market
               conditions, the Portfolio will
               devote approximately 60% of its net
               assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 52.5% to
               67.5%), and 40% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 32.5% to 47.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
   -------------------------------------------------------------------------
     ASSET     AST BLACKROCK GLOBAL STRATEGIES         BlackRock Financial
    ALLOCA-    PORTFOLIO: seeks a high total return     Management, Inc.
     TION      consistent with a moderate level of
               risk. The Portfolio is a global,
               multi asset-class portfolio that
               invests directly in, among other
               things, equity and equity-related
               securities, investment grade debt
               securities (including, without
               limitation, U.S. Treasuries and U.S.
               government securities),
               non-investment grade bonds (also
               known as "high yield bonds" or "junk
               bonds"), real estate investment
               trusts (REITs), exchange traded
               funds (ETFs), and derivative
               instruments, including
               commodity-linked derivative
               instruments.
   -------------------------------------------------------------------------
     ASSET     AST BLACKROCK ISHARES ETF PORTFOLIO:    BlackRock Financial
    ALLOCA-    seeks to maximize total return with      Management, Inc.
     TION      a moderate level of risk. The
               Portfolio attempts to meet its
               objective through investment in
               iShares exchange traded funds (ETFs)
               across global equity and fixed
               income asset classes. Employing a
               tactical investment process, the
               Portfolio holds ETFs that invest in
               a variety of asset classes,
               including equity and equity-related
               securities, investment grade debt
               securities, non-investment grade
               debt securities (commonly referred
               to as "junk" bonds), real estate
               investment trusts, and commodities.
   -------------------------------------------------------------------------
   LARGE-CAP   AST BLACKROCK VALUE PORTFOLIO: seeks        BlackRock
     VALUE     maximum growth of capital by                Investment
               investing primarily in the value         Management, LLC
               stocks of larger companies. The
               Portfolio pursues its objective,
               under normal market conditions, by
               investing at least 80% of the value
               of its assets in the equity
               securities of large-sized companies
               included in the Russell 1000(R)
               Value Index. The subadvisor employs
               an investment strategy designed to
               maintain a portfolio of equity
               securities which approximates the
               market risk of those stocks included
               in the Russell 1000(R) Value Index,
               but which attempts to outperform the
               Russell 1000(R) Value Index through
               active stock selection.
   -------------------------------------------------------------------------
     FIXED     AST BOND PORTFOLIO 2015: seeks the          Prudential
    INCOME     highest total return for a specific         Investment
               period of time, consistent with the      Management, Inc.
               preservation of capital and
               liquidity needs. Total return is
               comprised of current income and
               capital appreciation. Under normal
               market conditions, the Portfolio
               invests at least 80% of its
               investable assets in bonds. The
               Portfolio is designed to meet the
               parameters established to support
               certain living benefits for variable
               annuities that mature on
               December 31, 2015. Please note that
               you may not make purchase payments
               and contract owner initiated
               transfers to this Portfolio, and
               that this Portfolio is available
               only with certain living benefits.
   -------------------------------------------------------------------------
     FIXED     AST BOND PORTFOLIO 2016: seeks the          Prudential
    INCOME     highest total return for a specific         Investment
               period of time, consistent with the      Management, Inc.
               preservation of capital and
               liquidity needs. Total return is
               comprised of current income and
               capital appreciation. Under normal
               market conditions, the Portfolio
               invests at least 80% of its
               investable assets in bonds. The
               Portfolio is designed to meet the
               parameters established to support
               certain living benefits for variable
               annuities that mature on
               December 31, 2016. Please note that
               you may not make purchase payments
               and contract owner initiated
               transfers to this Portfolio, and
               that this Portfolio is available
               only with certain living benefits.
   -------------------------------------------------------------------------
     FIXED     AST BOND PORTFOLIO 2017: seeks the          Prudential
    INCOME     highest total return for a specific         Investment
               period of time, consistent with the      Management, Inc.
               preservation of capital and
               liquidity needs. Total return is
               comprised of current income and
               capital appreciation. Under normal
               market conditions, the Portfolio
               invests at least 80% of its
               investable assets in bonds. The
               Portfolio is designed to meet the
               parameters established to support
               certain living benefits for variable
               annuities that mature on
               December 31, 2017. Please note that
               you may not make purchase payments
               and contract owner initiated
               transfers to this Portfolio, and
               that this Portfolio is available
               only with certain living benefits.
   -------------------------------------------------------------------------

       STYLE/       INVESTMENT OBJECTIVES/POLICIES        PORTFOLIO
       TYPE                                                ADVISOR/
                                                         SUBADVISOR(S)
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2018: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2018. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2019: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2019. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2020: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2020. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2021: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2021. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2022: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2022. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2023: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2023. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2024: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2024. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                          SUBADVISOR(S)
   --------------------------------------------------------------------------
     ASSET     AST CAPITAL GROWTH ASSET ALLOCATION         Prudential
    ALLOCA-    PORTFOLIO: seeks to obtain a total       Investments LLC;
     TION      return consistent with its specified       Quantitative
               level of risk. The Portfolio                Management
               primarily invests its assets in a         Associates LLC
               diversified portfolio of other
               mutual funds, within the Advanced
               Series Trust and certain affiliated
               money market funds. Under normal
               market conditions, the Portfolio
               will devote approximately 75% of its
               net assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 67.5% to
               80%), and 25% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 20.0% to 32.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
   --------------------------------------------------------------------------
   LARGE-CAP   AST CLEARBRIDGE DIVIDEND GROWTH             ClearBridge
     BLEND     PORTFOLIO: seeks income, capital         Investments, LLC
               preservation, and capital
               appreciation. Under normal
               circumstances, at least 80% of the
               Portfolio's net assets will be
               invested in equity or equity-related
               securities which the subadvisor
               believes have the ability to
               increase dividends over the longer
               term. The subadvisor will manage the
               Portfolio to provide exposure to
               companies that either pay an
               existing dividend or have the
               potential to pay and/or
               significantly grow their dividends.
               To do so, the subadvisor will
               conduct fundamental research to
               screen for companies that have
               attractive dividend yields, a
               history and potential for positive
               dividend growth, strong balance
               sheets, and reasonable valuations.
   --------------------------------------------------------------------------
   SPECIALTY   AST COHEN & STEERS REALTY PORTFOLIO:      Cohen & Steers
               seeks to maximize total return          Capital Management,
               through investment in real estate              Inc.
               securities. The Portfolio pursues
               its investment objective by
               investing, under normal
               circumstances, at least 80% of its
               net assets in securities issued by
               companies associated with the real
               estate industry, such as real estate
               investment trusts (REITs). Under
               normal circumstances, the Portfolio
               will invest substantially all of its
               assets in the equity securities of
               real estate related issuers, i.e., a
               company that derives at least 50% of
               its revenues from the ownership,
               construction, financing, management
               or sale of real estate or that has
               at least 50% of its assets in real
               estate.
   --------------------------------------------------------------------------
     ASSET     AST DEFENSIVE ASSET ALLOCATION              Prudential
    ALLOCA-    PORTFOLIO: seeks to obtain the           Investments LLC;
     TION      highest potential total return             Quantitative
               consistent with its specified level         Management
               of risk tolerance. The Portfolio          Associates LLC
               primarily invests its assets in a
               diversified portfolio of other
               mutual funds, within the Advanced
               Series Trust and certain affiliated
               money market funds. Under normal
               market conditions, the Portfolio
               will devote approximately 15% of its
               net assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 7.5% to
               22.5%), and 85% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 77.5% to 92.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, exchange
               traded funds (ETFs), and futures
               contracts, swap agreements and other
               financial and derivative instruments.
   --------------------------------------------------------------------------
   SMALL-CAP   AST FEDERATED AGGRESSIVE GROWTH          Federated Equity
    GROWTH     PORTFOLIO: seeks capital growth. The        Management
               Portfolio pursues its investment            Company of
               objective by investing primarily in        Pennsylvania/
               the stocks of small companies that       Federated Global
               are traded on national security             Investment
               exchanges, NASDAQ stock exchange and     Management Corp.
               the over- the-counter market. Small
               companies are defined as companies
               with market capitalizations similar
               to companies in the Russell 2000(R)
               Index and S&P SmallCap 600 Index.
   --------------------------------------------------------------------------
     ASSET     AST FI PYRAMIS(R) ASSET ALLOCATION        Pyramis Global
    ALLOCA-    PORTFOLIO: seeks to maximize total        Advisors, LLC a
     TION      return. In seeking to achieve the       Fidelity Investments
               Portfolio's investment objective,             Company
               the Portfolio's assets are allocated
               across eight uniquely specialized
               investment strategies. The Portfolio
               has five strategies that invest
               primarily in equity securities, two
               fixed income strategies (the Broad
               Market Duration Strategy and the
               High Yield Bond Strategy, which
               invests in securities commonly known
               as "junk bonds"), and one strategy
               designed to provide liquidity (the
               Liquidity Strategy).
   --------------------------------------------------------------------------



 Pyramis is a registered service mark of FMR LLC. Used under license.

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                         SUBADVISOR(S)
   --------------------------------------------------------------------------
     ASSET     AST FIRST TRUST BALANCED TARGET        First Trust Advisors
    ALLOCA-    PORTFOLIO: seeks long-term capital             L.P.
     TION      growth balanced by current income.
               The Portfolio seeks to achieve its
               objective by investing approximately
               65% (between 60-70%) of its net
               assets in equity securities and
               approximately 35% (between 30-40%)
               of its net assets in fixed income
               securities as of the annual security
               selection date. The allocations do
               not take into account the potential
               investment of up to 5% of the
               Portfolio's assets in the
               "liquidity" investment sleeve. In
               seeking to achieve its investment
               objective, the Portfolio allocates
               its assets across multiple uniquely
               specialized investment strategies.
               The Portfolio can hold up to 3.5% of
               its net assets in senior loans,
               which are typically secured,
               floating rate loans made by banks to
               corporations rated below investment
               grade, and may be commonly referred
               to as "junk bonds".
   --------------------------------------------------------------------------
     ASSET     AST FRANKLIN TEMPLETON FOUNDING         Franklin Advisers,
    ALLOCA-    FUNDS ALLOCATION PORTFOLIO: seeks      Inc.; Franklin Mutual
     TION      capital appreciation while its            Advisers, LLC;
               secondary investment objective is to     Templeton Global
               seek income. Under normal market         Advisors Limited
               conditions the Portfolio will seek
               to achieve its investment objectives
               by allocating 33 1/3% of its assets
               to each of the Portfolio's three
               subadvisors. The Portfolio will
               normally invest in a combination of
               domestic and foreign equity and
               fixed income and money market
               securities. The Franklin Advisers
               segment invests in a diversified
               portfolio of debt and equity
               securities. This sleeve may invest
               up to 100% of total assets in debt
               securities that are rated below
               investment grade (commonly known as
               "junk bonds"). The Franklin Mutual
               segment normally invests at least
               65% of the assets in the segment in
               equity securities that Franklin
               Mutual believes are available at
               below-market prices. The Templeton
               Global segment normally invests at
               least 65% of the assets in the
               segment in the equity securities of
               companies located anywhere in the
               world, including emerging markets.
   --------------------------------------------------------------------------
     ASSET     AST FRANKLIN TEMPLETON FOUNDING           AST Investment
    ALLOCA-    FUNDS PLUS PORTFOLIO: seeks capital      Services, Inc.;
     TION      appreciation. The Portfolio operates        Prudential
               as a "fund-of-funds" by investing        Investments LLC
               approximately 75% of the Portfolio's
               net assets in the AST Franklin
               Templeton Founding Funds Allocation
               Portfolio and approximately 25% of
               the Portfolio's assets in the AST
               Templeton Global Bond Portfolio.
   --------------------------------------------------------------------------
   SPECIALTY   AST GLOBAL REAL ESTATE PORTFOLIO:        Prudential Real
               seeks capital appreciation and           Estate Investors
               income. The Portfolio will normally
               invest at least 80% of its
               investable assets (net assets plus
               any borrowing made for investment
               purposes) in equity-related
               securities of real estate companies.
               The Portfolio will invest in
               equity-related securities of real
               estate companies on a global basis
               and the Portfolio may invest up to
               15% of its net assets in ownership
               interests in commercial real estate
               through investments in private real
               estate.
   --------------------------------------------------------------------------
   LARGE-CAP   AST GOLDMAN SACHS CONCENTRATED            Goldman Sachs
    GROWTH     GROWTH PORTFOLIO: seeks long-term       Asset Management,
               growth of capital. The Portfolio               L.P.
               will pursue its objective by
               investing primarily in equity
               securities of companies that the
               subadvisor believes have the
               potential to achieve capital
               appreciation over the long-term. The
               Portfolio seeks to achieve its
               investment objective by investing,
               under normal circumstances, in
               approximately 30 - 45 companies that
               are considered by the subadvisor to
               be positioned for long-term growth.
   --------------------------------------------------------------------------
   LARGE-CAP   AST GOLDMAN SACHS LARGE-CAP VALUE         Goldman Sachs
     VALUE     PORTFOLIO: seeks long-term growth of    Asset Management,
               capital. The Portfolio seeks to                L.P.
               achieve its investment objective by
               investing in value opportunities
               that the subadvisor, defines as
               companies with identifiable
               competitive advantages whose
               intrinsic value is not reflected in
               the stock price. The Portfolio
               invests, under normal circumstances,
               at least 80% of its net assets in
               large-cap U.S. issuers with market
               capitalizations within the range of
               the market capitalization of
               companies in the Russell 1000(R)
               Value Index at the time of
               investment.
   --------------------------------------------------------------------------
    MID-CAP    AST GOLDMAN SACHS MID-CAP GROWTH          Goldman Sachs
    GROWTH     PORTFOLIO: seeks long-term growth of    Asset Management,
               capital. The Portfolio pursues its             L.P.
               investment objective, by investing
               primarily in equity securities
               selected for their growth potential,
               and normally invests at least 80% of
               the value of its assets in
               medium-sized companies. Medium-sized
               companies are those whose market
               capitalizations (measured at the
               time of investment) fall within the
               range of companies in the Russell
               Midcap(R) Growth Index. The
               subadvisor seeks to identify
               individual companies with earnings
               growth potential that may not be
               recognized by the market at large.
   --------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
      ASSET     AST GOLDMAN SACHS MULTI-ASSET            Goldman Sachs
     ALLOCA-    PORTFOLIO (formerly AST Horizon        Asset Management,
      TION      Moderate Asset Allocation                     L.P.
                Portfolio): seeks to obtain a high
                level of total return consistent
                with its level of risk tolerance.
                The Portfolio is a global asset
                allocation fund that pursues
                domestic and foreign equity and
                fixed-income strategies emphasizing
                growth and emerging markets. Under
                normal circumstances, approximately
                50% of the Portfolio's assets are
                invested to provide exposure to
                equity securities and approximately
                50% of its net assets are invested
                to provide exposure to fixed-income
                securities. The specific allocation
                of assets among equity and
                fixed-income asset classes will vary
                from time to time, as determined by
                the Portfolio's subadvisor, based on
                a variety of factors such as the
                relative attractiveness of various
                securities based on market
                valuations, growth, and inflation
                prospects. In addition, the
                Subadvisor may implement tactical
                investment views and/or a risk
                rebalancing and volatility
                management strategy from time to
                time.
    ------------------------------------------------------------------------
    SMALL-CAP   AST GOLDMAN SACHS SMALL-CAP VALUE        Goldman Sachs
      VALUE     PORTFOLIO: seeks long-term capital     Asset Management,
                appreciation. The Portfolio will              L.P.
                seek its objective through
                investments primarily in equity
                securities that are believed to be
                undervalued in the marketplace. The
                Portfolio will invest, under normal
                circumstances, at least 80% of the
                value of its assets in small
                capitalization companies. The
                Portfolio defines small
                capitalization companies as
                companies with market
                capitalizations that are within the
                range of the Russell 2000(R) Value
                Index at the time of purchase.
    ------------------------------------------------------------------------
      FIXED     AST HIGH YIELD PORTFOLIO: seeks           J.P. Morgan
     INCOME     maximum total return, consistent           Investment
                with preservation of capital and       Management, Inc.;
                prudent investment management. The         Prudential
                Portfolio will invest, under normal        Investment
                circumstances, at least 80% of its      Management, Inc.
                net assets plus any borrowings for
                investment purposes (measured at
                time of purchase) in non-investment
                grade high yield (also known as
                "junk bonds") fixed income
                investments which may be represented
                by forwards or derivatives such as
                options, futures contracts, or swap
                agreements. Non-investment grade
                investments are securities rated Ba
                or lower by Moody's Investors
                Services, Inc. or equivalently rated
                by Standard & Poor's Corporation, or
                Fitch, or, if unrated, determined by
                the subadvisor to be of comparable
                quality.
    ------------------------------------------------------------------------
      INTER-    AST INTERNATIONAL GROWTH PORTFOLIO:    Jennison Associates
    NATIONAL    seeks long-term capital growth.           LLC; Marsico
     EQUITY     Under normal circumstances, the        Capital Management,
                Portfolio invests at least 80% of      LLC; William Blair
                the value of its assets in               & Company, LLC
                securities of issuers that are
                economically tied to countries other
                than the United States. Although the
                Portfolio intends to invest at least
                80% of its assets in the securities
                of issuers located outside the
                United States, it may at times
                invest in U.S. issuers and it may
                invest all of its assets in fewer
                than five countries or even a single
                country.
    ------------------------------------------------------------------------
      INTER-    AST INTERNATIONAL VALUE PORTFOLIO:         LSV Asset
    NATIONAL    seeks capital growth. The Portfolio       Management;
     EQUITY     normally invests at least 80% of the       Thornburg
                Portfolio's investable assets in           Investment
                equity securities. The Portfolio        Management, Inc.
                will invest at least 65% of its net
                assets in the equity securities of
                companies in at least three
                different countries, without limit
                as to the amount of assets that may
                be invested in a single country.
    ------------------------------------------------------------------------
      FIXED     AST INVESTMENT GRADE BOND PORTFOLIO:       Prudential
     INCOME     seeks to maximize total return,            Investment
                consistent with the preservation of     Management, Inc.
                capital and liquidity needs. Under
                normal market conditions the
                Portfolio invests at least 80% of
                its investable assets in bonds.
                Please note that you may not make
                purchase payments to this Portfolio,
                and that this Portfolio is available
                only with certain living benefits.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
      ASSET     AST J.P. MORGAN GLOBAL THEMATIC           J.P. Morgan
     ALLOCA-    PORTFOLIO (formerly AST Horizon            Investment
      TION      Growth Asset Allocation Portfolio):     Management Inc./
                seeks capital appreciation              Security Capital
                consistent with its specified level        Research &
                of risk tolerance. The Portfolio           Management
                will provide exposure to a long-term      Incorporated
                strategic asset allocation while
                having the flexibility to express
                shorter-term tactical views by
                capitalizing upon market
                opportunities globally. The
                Portfolio will invest across a broad
                range of asset classes, including,
                without limitation, domestic equity
                and debt, international and global
                developed equity, emerging markets
                equity and debt, high yield debt,
                convertible bonds, and real estate
                investment trusts. The Portfolio
                will invest primarily in individual
                securities in order to meet its
                investment objective and will also
                utilize derivative instruments for
                tactical positioning and risk
                management, and exchange traded
                funds. Under normal circumstances,
                approximately 65% of the Portfolio's
                net assets (ranging between 55-75%
                depending on market conditions) will
                be invested to provide exposure to
                equity securities and approximately
                35% of its net assets (ranging
                between 25-45% depending on market
                conditions) will be invested to
                provide exposure to fixed income
                securities.
    ------------------------------------------------------------------------
      INTER-    AST J.P. MORGAN INTERNATIONAL EQUITY      J.P. Morgan
    NATIONAL    PORTFOLIO: seeks capital growth. The       Investment
     EQUITY     Portfolio seeks to meet its             Management, Inc.
                objective by investing, under normal
                market conditions, at least 80% of
                its assets in equity securities. The
                Portfolio seeks to meet its
                investment objective by normally
                investing primarily in a diversified
                portfolio of equity securities of
                companies located or operating in
                developed non-U.S. countries and
                emerging markets of the world. The
                equity securities will ordinarily be
                traded on a recognized foreign
                securities exchange or traded in a
                foreign over-the-counter market in
                the country where the issuer is
                principally based, but may also be
                traded in other countries including
                the United States.
    ------------------------------------------------------------------------
      ASSET     AST J.P. MORGAN STRATEGIC                 J.P. Morgan
     ALLOCA-    OPPORTUNITIES PORTFOLIO: seeks to          Investment
      TION      maximize return compared to the         Management, Inc.
                benchmark through security selection
                and tactical asset allocation. The
                Portfolio invests in securities and
                financial instruments (including
                derivatives) to gain exposure to
                global equity, global fixed income
                and cash equivalent markets,
                including global currencies. The
                Portfolio may invest in developed
                and emerging markets securities,
                domestic and foreign fixed income
                securities (including non-investment
                grade bonds or "junk bonds"), and
                real estate investment trusts
                (REITs) of issuers located within
                and outside the United States or in
                open-end investment companies
                advised by J.P. Morgan Investment
                Management, Inc., the Portfolio's
                subadvisor, to gain exposure to
                certain global equity and global
                fixed income markets.
    ------------------------------------------------------------------------
    LARGE-CAP   AST JENNISON LARGE-CAP GROWTH          Jennison Associates
     GROWTH     PORTFOLIO: seeks long-term growth of          LLC
                capital. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor will invest in stocks it
                believes could experience superior
                sales or earnings growth, or high
                returns on equity and assets. Stocks
                are selected on a company-by-company
                basis using fundamental analysis.
                The companies in which the
                subadvisor will invest generally
                tend to have a unique market niche,
                a strong new product profile or
                superior management.
    ------------------------------------------------------------------------
    LARGE-CAP   AST JENNISON LARGE-CAP VALUE           Jennison Associates
      VALUE     PORTFOLIO: seeks capital                      LLC
                appreciation. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor seeks companies it
                believes are trading at a discount
                to their intrinsic value, as defined
                by the value of their earnings, free
                cash flow, the value of their
                assets, their private market value,
                or some combination of these factors
                -- and which have identifiable
                catalysts which may be able to close
                the gap between the price and what
                the Portfolio believes to be the
                true worth of the company.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
    LARGE-CAP   AST LARGE-CAP VALUE PORTFOLIO: seeks   Hotchkis and Wiley
      VALUE     current income and long-term growth    Capital Management,
                of income, as well as capital                 LLC
                appreciation. The Portfolio invests,
                under normal circumstances, at least
                80% of its net assets in securities
                of large capitalization companies.
                Large capitalization companies are
                those companies with market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of the Russell
                1000(R) Value Index.
    ------------------------------------------------------------------------
      FIXED     AST LORD ABBETT CORE FIXED INCOME      Lord, Abbett & Co.
     INCOME     PORTFOLIO: seeks income and capital           LLC
                appreciation to produce a high total
                return. Under normal market
                conditions, the Portfolio pursues
                its investment objective by
                investing at least 80% of its net
                assets in fixed income securities.
                The Portfolio primarily invests in
                securities issued or guaranteed by
                the U.S. government, its agencies or
                government-sponsored enterprises;
                investment grade debt securities of
                U.S. issuers; investment grade debt
                securities of non-U.S. issuers that
                are denominated in U.S. dollars;
                mortgage-backed and other
                asset-backed securities;
                inflation-linked investments; senior
                loans, and loan participations and
                assignments (including those for
                borrowers with debt that is rated
                below investment grade, or "junk");
                and derivative instruments, such as
                options, futures contracts, forward
                contracts and swap agreements.
    ------------------------------------------------------------------------
    LARGE-CAP   AST MARSICO CAPITAL GROWTH              Marsico Capital
     GROWTH     PORTFOLIO: seeks capital growth.        Management, LLC
                Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000(R) Growth Index. In selecting
                investments for the Portfolio, the
                subadvisor uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection.
    ------------------------------------------------------------------------
      INTER-    AST MFS GLOBAL EQUITY PORTFOLIO:         Massachusetts
    NATIONAL    seeks capital growth. Under normal     Financial Services
     EQUITY     circumstances the Portfolio invests         Company
                at least 80% of its net assets in
                equity securities. The Portfolio may
                invest in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations.
    ------------------------------------------------------------------------
    LARGE-CAP   AST MFS GROWTH PORTFOLIO: seeks          Massachusetts
     GROWTH     long-term capital growth and future,   Financial Services
                rather than current income. Under           Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depository receipts.
                The subadvisor focuses on investing
                the Portfolio's assets in the stocks
                of companies it believes to have
                above-average earnings growth
                potential compared to other
                companies. The subadvisor uses a
                "bottom up" as opposed to a "top
                down" investment style in managing
                the Portfolio. Quantitative models
                that systematically evaluate an
                issuer's valuation, price and
                earnings momentum, earnings quality,
                and other factors may also be
                considered.
    ------------------------------------------------------------------------
    LARGE-CAP   AST MFS LARGE-CAP VALUE PORTFOLIO:       Massachusetts
      VALUE     seeks capital appreciation. The        Financial Services
                Portfolio seeks to achieve its              Company
                investment objective by investing at
                least 80% of its net assets in
                issuers with large market
                capitalizations of at least $5
                billion at the time of purchase. The
                Portfolio will invest primarily in
                equity securities and may invest in
                foreign securities. The subadvisor
                focuses on investing the Portfolio's
                assets in the stocks of companies it
                believes are undervalued compared to
                their perceived worth (value
                companies). The subadvisor uses a
                "bottom-up" investment approach to
                buying and selling investments for
                the Portfolio. Investments are
                selected primarily based on
                fundamental analysis of individual
                issuers. Quantitative models that
                systematically evaluate issuers may
                also be considered.
    ------------------------------------------------------------------------
     MID-CAP    AST MID-CAP VALUE PORTFOLIO: seeks     EARNEST Partners,
      VALUE     to provide capital growth by               LLC; WEDGE
                investing primarily in                 Capital Management
                mid-capitalization stocks that               L.L.P.
                appear to be undervalued. The
                Portfolio invests, under normal
                circumstances, at least 80% of the
                value of its net assets in
                mid-capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap(R)
                Value Index during the previous 12
                months based on month-end data.
    ------------------------------------------------------------------------

     STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
     FIXED     AST MONEY MARKET PORTFOLIO: seeks          Prudential
     INCOME    high current income and maintain           Investment
               high levels of liquidity. The           Management, Inc.
               Portfolio invests in high-quality
               money market instruments and seeks
               to maintain a stable net asset value
               (NAV) of $1 per share.
    ------------------------------------------------------------------------
     FIXED     AST NEUBERGER BERMAN CORE BOND          Neuberger Berman
     INCOME    PORTFOLIO: seeks to maximize total      Fixed Income LLC
               return consistent with the
               preservation of capital. Under
               normal circumstances the Portfolio
               invests at least 80% of its
               investable assets in bonds and other
               debt securities. All of the debt
               securities in which the Portfolio
               invests will be investment grade
               under normal circumstances.
    ------------------------------------------------------------------------
    MID-CAP    AST NEUBERGER BERMAN MID-CAP GROWTH     Neuberger Berman
     GROWTH    PORTFOLIO: seeks capital growth.         Management LLC
               Under normal market conditions, the
               Portfolio invests at least 80% of
               its net assets in the common stocks
               of mid-capitalization companies.
               Mid-capitalization companies are
               those companies whose market
               capitalization is within the range
               of market capitalizations of
               companies in the Russell Midcap(R)
               Growth Index. Using fundamental
               research and quantitative analysis,
               the subadvisor looks for
               fast-growing companies with above-
               average sales and competitive
               returns on equity relative to their
               peers.
    ------------------------------------------------------------------------
    MID-CAP    AST NEUBERGER BERMAN/LSV MID-CAP            LSV Asset
     VALUE     VALUE PORTFOLIO: seeks capital             Management;
               growth. Under normal market             Neuberger Berman
               conditions, the Portfolio invests at     Management LLC
               least 80% of its net assets in the
               common stocks of medium
               capitalization companies. Companies
               with market capitalizations that
               fall within the range of the Russell
               Midcap(R) Value Index at the time of
               investment are considered medium
               capitalization companies. Some of
               the Portfolio's assets may be
               invested in the securities of
               large-cap companies as well as in
               small-cap companies.
    ------------------------------------------------------------------------
     ASSET     AST NEW DISCOVERY ASSET ALLOCATION      Bradford & Marzec
     ALLOCA-   PORTFOLIO: seeks total return. Total       LLC; Brown
      TION     return is comprised of capital         Advisory, LLC; C.S.
               appreciation and income. Under             McKee, LP;
               normal circumstances, approximately     EARNEST Partners,
               70% of the Portfolio's assets are          LLC; Epoch
               allocated to a combination of          Investment Partners,
               domestic and international equity        Inc.; Security
               strategies and approximately 30% of      Investors, LLC;
               the Portfolio's assets are allocated   Thompson, Siegel &
               to certain foreign and domestic           Walmsley LLC
               fixed income investment strategies
               and a liquidity strategy. A portion
               of the Portfolio may be invested in
               below investment grade bonds,
               commonly known as "junk bonds".
    ------------------------------------------------------------------------
     INTER-    AST PARAMETRIC EMERGING MARKETS        Parametric Portfolio
    NATIONAL   EQUITY PORTFOLIO: seeks long-term        Associates LLC
     EQUITY    capital appreciation. The Portfolio
               normally invests at least 80% of its
               net assets in equity securities of
               issuers (i) located in emerging
               market countries, which are
               generally those not considered to be
               developed market countries, or (ii)
               included (or considered for
               inclusion) as emerging markets
               issuers in one or more broad-based
               market indices. Emerging market
               countries are generally countries
               not considered to be developed
               market countries, and therefore not
               included in the MSCI World Index.
               The Portfolio seeks to employ a
               top-down, disciplined and structured
               investment process that emphasizes
               broad exposure and diversification
               among emerging market countries,
               economic sectors and issuers.
    ------------------------------------------------------------------------
     FIXED     AST PIMCO LIMITED MATURITY BOND        Pacific Investment
     INCOME    PORTFOLIO: seeks to maximize total         Management
               return consistent with preservation        Company LLC
               of capital and prudent investment            (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements. The average portfolio
               duration normally varies within a
               one-to-three year time-frame based
               on the subadvisor's forecast of
               interest rates. Portfolio holdings
               are concentrated in areas of the
               bond market (based on quality,
               sector, interest rate or maturity)
               that the subadvisor believes to be
               relatively undervalued. The
               Portfolio may invest up to 10% total
               assets in non-investment grade bonds
               which are commonly known as "junk
               bonds".
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUBADVISOR(S)
    ------------------------------------------------------------------------
      FIXED     AST PIMCO TOTAL RETURN BOND             Pacific Investment
     INCOME     PORTFOLIO: seeks to maximize total         Management
                return consistent with preservation        Company LLC
                of capital and prudent investment            (PIMCO)
                management. The Portfolio will
                invest, under normal circumstances,
                at least 80% of the value of its net
                assets in fixed income investments,
                which may be represented by forwards
                or derivatives such as options,
                futures contracts, or swap
                agreements. The average portfolio
                duration normally varies within two
                years (+/-) of the duration of the
                Barclays U.S. Aggregate Bond Index,
                as calculated by Pacific Investment
                Management Company LLC ("PIMCO").
                Portfolio holdings are concentrated
                in areas of the bond market (based
                on quality, sector, interest rate or
                maturity) that the subadvisor
                believes to be relatively
                undervalued. The Portfolio may
                invest up to 10% total assets in
                non-investment grade bonds which are
                commonly known as "junk bonds".
    ------------------------------------------------------------------------
      ASSET     AST PRESERVATION ASSET ALLOCATION          Prudential
     ALLOCA-    PORTFOLIO: seeks to obtain a total      Investments LLC;
      TION      return consistent with its specified      Quantitative
                level of risk. The Portfolio               Management
                primarily invests its assets in a        Associates LLC
                diversified portfolio of other
                mutual funds, within the Advanced
                Series Trust and certain affiliated
                money market funds. Under normal
                market conditions, the Portfolio
                will devote approximately 35% of its
                net assets to underlying portfolios
                investing primarily in equity
                securities (with a range of 27.5% to
                42.5%), and 65% of its net assets to
                underlying portfolios investing
                primarily in debt securities and
                money market instruments (with a
                range of 57.5% to 72.5%). The
                Portfolio is not limited to
                investing exclusively in shares of
                the underlying portfolios and may
                invest in securities, exchange
                traded funds (ETFs), and futures
                contracts, swap agreements and other
                financial and derivative instruments.
    ------------------------------------------------------------------------
      FIXED     AST PRUDENTIAL CORE BOND PORTFOLIO:        Prudential
     INCOME     seeks to maximize total return             Investment
                consistent with the long-term           Management, Inc.
                preservation of capital. The
                Portfolio invests, under normal
                circumstances, at least 80% of its
                net assets in intermediate and
                long-term debt obligations and high
                quality money market instruments. In
                addition, the Portfolio invests,
                under normal circumstances, at least
                80% of its net assets in
                intermediate and long-term debt
                obligations that are rated
                investment grade by the major
                ratings services, or if unrated,
                considered to be of comparable
                quality by the subadvisor, and high
                quality money market instruments.
                Likewise, the Portfolio may invest
                up to 20% of its net assets in
                high-yield/high-risk debt securities
                (commonly known as "junk bonds").
                The Portfolio also may invest up to
                20% of its total assets in debt
                securities issued outside the U.S.
                by U.S. or foreign issuers, whether
                or not such securities are
                denominated in the U.S. dollar.
    ------------------------------------------------------------------------
      ASSET     AST PRUDENTIAL GROWTH ALLOCATION           Prudential
     ALLOCA-    PORTFOLIO (formerly AST First Trust        Investment
      TION      Capital Appreciation Target             Management, Inc.;
                Portfolio): seeks total return. The       Quantitative
                Portfolio invests in a combination         Management
                of global equity and equity-related      Associates LLC
                securities, debt obligations, and
                money market instruments in order to
                achieve diversification in a single
                Portfolio. The Portfolio may also
                utilize an overlay sleeve for
                liquidity and allocation changes.
                The overlay sleeve will generally be
                approximately 5% of the Portfolio's
                assets. Under normal conditions, it
                is expected that approximately
                60-80% of the value of the
                Portfolio's assets will be invested
                in equity and equity-related
                securities and approximately 20-40%
                of the value of the Portfolio's
                assets will be invested in debt
                obligations and money market
                instruments.
    ------------------------------------------------------------------------
      INTER-    AST QMA EMERGING MARKETS EQUITY           Quantitative
    NATIONAL    PORTFOLIO: seeks long-term capital         Management
     EQUITY     appreciation. The Portfolio seeks to     Associates LLC
                achieve its investment objective
                through investment in equity and
                equity-related securities of
                emerging market companies. Under
                normal circumstances, the Portfolio
                will invest at least 80% of its
                assets in equity and equity-related
                securities of issuers: (i) located
                in emerging market countries or (ii)
                included as emerging market issuers
                in one or more broad-based market
                indices. The strategy used by the
                subadvisor is a quantitatively
                driven, bottom up investment process
                which utilizes an adaptive model
                that evaluates stocks differently
                based on their growth expectations.
    ------------------------------------------------------------------------
    LARGE-CAP   AST QMA LARGE-CAP PORTFOLIO: seeks        Quantitative
      BLEND     long-term capital appreciation. The        Management
                Portfolio invests, under normal          Associates LLC
                circumstances, at least 80% of the
                value of its assets in equity and
                equity-related securities of
                large-capitalization companies. For
                purposes of the Portfolio, a
                large-cap company is a company with
                a market capitalization in the range
                of companies in the S&P 500(R) Index.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
    LARGE-CAP   AST QMA US EQUITY ALPHA PORTFOLIO:        Quantitative
      BLEND     seeks long term capital                    Management
                appreciation. The portfolio utilizes     Associates LLC
                a long/short investment strategy and
                will normally invest at least 80% of
                its net assets plus borrowings in
                equity and equity related securities
                of US issuers. The Portfolio seeks
                to produce returns that exceed those
                of its benchmark index, the Russell
                1000(R), which is comprised of
                stocks representing more than 90% of
                the market cap of the US market and
                includes the largest 1,000
                securities in the Russell 3000(R)
                Index.
    ------------------------------------------------------------------------
      ASSET     AST QUANTITATIVE MODELING PORTFOLIO:      Quantitative
     ALLOCA-    seeks a high potential return while        Management
      TION      attempting to mitigate downside risk     Associates LLC
                during adverse market cycles. The
                Portfolio operates as a "fund-
                of-funds", meaning that the
                Portfolio invests substantially all
                of its assets in a combination of
                other mutual funds. The assets of
                the Portfolio are allocated to a
                capital growth segment and a fixed
                income segment. Under normal
                circumstances, approximately 75% of
                the Portfolio's net assets
                attributable to the capital growth
                segment are invested in underlying
                portfolios that invest primarily in
                equity securities, while the
                remaining 25% of the Portfolio's net
                assets attributable to the capital
                growth segment are invested in
                underlying portfolios that invest
                primarily in debt securities and
                money market instruments. All of the
                assets attributable to the fixed
                income segment are invested in the
                AST Investment Grade Bond Portfolio,
                which in turn invests at least 80%
                of its assets in bonds. Portfolio
                assets are normally transferred
                between the capital growth segment
                and the fixed income segment based
                upon the application of a
                quantitative model to the
                Portfolio's overall net asset value
                (NAV) per share. In general terms,
                the model seeks to transfer
                Portfolio assets from the capital
                growth segment to the fixed income
                segment when the Portfolio's NAV per
                share experiences certain declines
                and from the fixed income segment to
                the capital growth segment when the
                Portfolio's NAV per share
                experiences certain increases or
                remains flat over certain periods of
                time.
    ------------------------------------------------------------------------
      ASSET     AST RCM WORLD TRENDS PORTFOLIO           Allianz Global
     ALLOCA-    (formerly AST Moderate Asset           Investors U.S. LLC
      TION      Allocation Portfolio): seeks highest
                potential total return consistent
                with its specified level of risk
                tolerance. The Portfolio will invest
                in a broad range of asset classes.
                Under normal circumstances,
                approximately 60% of the Portfolio's
                net assets will be invested to
                provide exposure to domestic and
                foreign equity securities and
                approximately 40% of its net assets
                will be invested to provide exposure
                to fixed income securities.
                Depending on market conditions, such
                equity exposure may range between
                50-70% of the Portfolio's net assets
                and such fixed income exposure may
                range between 30-50% of its net
                assets. The Portfolio may also
                invest in non-investment grade bonds
                which are commonly known as "junk
                bonds". Such exposure may be
                obtained through: (i) the purchase
                of "physical" securities (e.g.,
                common stocks, bonds, etc.); (ii)
                the use of derivatives (e.g., option
                and futures contracts on indices,
                securities, and commodities,
                currency forwards, etc.); and (iii)
                the purchase of exchange-traded
                funds.
    ------------------------------------------------------------------------
      ASSET     AST SCHRODERS GLOBAL TACTICAL          Schroder Investment
     ALLOCA-    PORTFOLIO: seeks to outperform its      Management North
      TION      blended performance benchmark. The       America Inc./
                blended benchmark is comprised of      Schroder Investment
                45% Russell 3000(R), 12.5% MSCI EAFE    Management North
                (USD Hedged), 12.5% MSCI EAFE             America Ltd.
                (Local), and 30% Barclays U.S.
                Aggregate Bond Index. The Portfolio
                is a multi-asset class fund that
                allocates its assets among various
                regions and countries throughout the
                world, including the United States
                (but in no fewer than three
                countries). The subadvisors use
                various investment strategies,
                currency hedging, and a global
                tactical asset allocation strategy
                in order to help the Portfolio
                achieve its investment objective.
                Under normal circumstances,
                approximately 70% of the Portfolio's
                net assets are invested to provide
                exposure to equity securities and
                approximately 30% of its net assets
                are invested to provide exposure to
                fixed income securities, including
                non-investment grade bonds (commonly
                known as "junk bonds"). Depending on
                market conditions, such equity
                exposure may range between 60-80% of
                the Portfolio's net assets and such
                fixed income exposure may range
                between 20-40% of its net assets.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
      ASSET     AST SCHRODERS MULTI-ASSET WORLD        Schroder Investment
     ALLOCA-    STRATEGIES PORTFOLIO: seeks             Management North
      TION      long-term capital appreciation. The      America Inc./
                Portfolio seeks to achieve its         Schroder Investment
                objective through a flexible global     Management North
                asset allocation approach. This           America Ltd.
                approach entails investing in
                traditional asset classes, such as
                equity and fixed income investments,
                and alternative asset classes, such
                as investments in real estate,
                commodities, currencies, private
                equity, non-investment grade bonds,
                emerging market debt and absolute
                return strategies. The subadvisors
                seek to emphasize the management of
                risk and volatility. Exposure to
                different asset classes and
                investment strategies will vary over
                time based upon the subadvisor's
                assessments of changing market,
                economic, financial and political
                factors and events.
    ------------------------------------------------------------------------
    SMALL-CAP   AST SMALL-CAP GROWTH PORTFOLIO:           Eagle Asset
     GROWTH     seeks long-term capital growth. The    Management, Inc.;
                Portfolio pursues its objective by       Emerald Mutual
                investing, under normal                Fund Advisers Trust
                circumstances, at least 80% of the
                value of its assets in
                small-capitalization companies.
                Small-capitalization companies are
                those companies with a market
                capitalization, at the time of
                purchase, no larger than the largest
                capitalized company included in the
                Russell 2000(R) Growth Index at the
                time of the Portfolio's investment.
    ------------------------------------------------------------------------
    SMALL-CAP   AST SMALL-CAP VALUE PORTFOLIO: seeks      ClearBridge
      VALUE     to provide long-term capital growth    Investments, LLC;
                by investing primarily in                 J.P. Morgan
                small-capitalization stocks that           Investment
                appear to be undervalued. The          Management, Inc.;
                Portfolio invests, under normal        Lee Munder Capital
                circumstances, at least 80% of the         Group, LLC
                value of its net assets in small
                capitalization stocks. Small
                capitalization stocks are generally
                the stocks of companies with market
                capitalization that are within the
                market capitalization range of the
                Russell 2000(R) Value Index at the
                time of purchase. The Portfolio is
                subadvised by three different
                subadvisors and each subadvisor
                expects to utilize different
                investment strategies to achieve the
                Portfolio's objective.
    ------------------------------------------------------------------------
      ASSET     AST T. ROWE PRICE ASSET ALLOCATION       T. Rowe Price
     ALLOCA-    PORTFOLIO: seeks a high level of        Associates, Inc.
      TION      total return by investing primarily
                in a diversified portfolio of equity
                and fixed income securities. The
                Portfolio normally invests
                approximately 60% of its total
                assets in equity securities and 40%
                in fixed income securities. This mix
                may vary over shorter time periods:
                the equity portion may range between
                50-70% and the fixed income potion
                may range between 30- 50%. The
                subadvisor concentrates common stock
                investments in larger, more
                established companies, but the
                Portfolio may include small and
                medium-sized companies. The fixed
                income portion of the Portfolio will
                be allocated among investment grade
                securities, high yield or "junk"
                bonds, emerging market securities,
                foreign high quality debt securities
                and cash reserves. The Portfolio's
                maximum combined exposure to foreign
                equity and foreign fixed income
                securities is 30% of the Portfolio's
                net assets.
    ------------------------------------------------------------------------
    LARGE-CAP   AST T. ROWE PRICE EQUITY INCOME          T. Rowe Price
      VALUE     PORTFOLIO: seeks substantial            Associates, Inc.
                dividend income as well as long-term
                growth of capital through
                investments in the common stocks of
                established companies. The Portfolio
                will normally invest at least 80% of
                its net assets (including any
                borrowings for investment purposes)
                in common stocks, with 65% of net
                assets (including any borrowings for
                investment purposes) in
                dividend-paying common stocks of
                well- established companies. The
                Portfolio will typically employ a
                "value" approach in selecting
                investments. T. Rowe Price's
                research team will seek companies
                that appear to be undervalued by
                various measures and may be
                temporarily out of favor but have
                good prospects for capital
                appreciation and dividend growth. In
                selecting investments, T. Rowe Price
                generally will look for companies in
                the aggregate with one or more of
                the following: an established
                operating history, above-average
                dividend yield relative to the S&P
                500(R) Index, low price/earnings
                ratio relative to the S&P 500(R)
                Index, a sound balance sheet and
                other positive financial
                characteristics, and low stock price
                relative to a company's underlying
                value as measured by assets, cash
                flow, or business franchises.
    ------------------------------------------------------------------------
    LARGE-CAP   AST T. ROWE PRICE LARGE-CAP GROWTH       T. Rowe Price
     GROWTH     PORTFOLIO: seeks long-term growth of    Associates, Inc.
                capital by investing predominantly
                in the equity securities of a
                limited number of large, carefully
                selected, high-quality U.S.
                companies that are judged likely to
                achieve superior earnings growth.
                The Portfolio takes a growth
                approach to investment selection and
                normally invests at least 80% of its
                net assets in the common stocks of
                large companies. Large companies are
                defined as those whose market
                capitalization is larger than the
                median market capitalization of
                companies in the Russell 1000(R)
                Growth Index as of the time of
                purchase.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
      TYPE                                                 ADVISOR/
                                                         SUBADVISOR(S)
    -----------------------------------------------------------------------
    SPECIALTY   AST T. ROWE PRICE NATURAL RESOURCES      T. Rowe Price
                PORTFOLIO: seeks long-term capital     Associates, Inc.
                growth primarily through investing
                in the common stocks of companies
                that own or develop natural
                resources (such as energy products,
                precious metals and forest products)
                and other basic commodities. The
                Portfolio invests, under normal
                circumstances, at least 80% of the
                value of its assets in natural
                resource companies. The Portfolio
                may also invest in non-resource
                companies with the potential for
                growth. The Portfolio looks for
                companies that have the ability to
                expand production, to maintain
                superior exploration programs and
                production facilities, and the
                potential to accumulate new
                resources. Although the Portfolio is
                primarily invested in U.S.
                securities, up to 50% of total
                assets also may be invested in
                foreign securities.
    -----------------------------------------------------------------------
      FIXED     AST TEMPLETON GLOBAL BOND PORTFOLIO    Franklin Advisers,
     INCOME     (formerly the AST T. Rowe Price              Inc.
                Global Bond Portfolio): seeks to
                provide current income with capital
                appreciation and growth of income.
                The Portfolio invests, under normal
                circumstances, at least 80% of the
                value of its assets in fixed income
                securities of any maturity,
                including bonds, notes, bills and
                debentures. The Portfolio invests
                predominantly in fixed income
                securities issued by governments and
                government agencies located around
                the world. The Portfolio may also
                invest in inflation-indexed
                securities, and may invest without
                limit in developing markets and
                expects to invest at least 40% of
                its net assets in foreign
                securities. The Portfolio focuses on
                "investment grade" fixed income
                securities but may invest up to 25%
                of its total assets in fixed income
                securities that are rated below
                investment grade, commonly known as
                "junk bonds". The Portfolio
                regularly uses currency derivatives
                and may also use other derivatives,
                including swap agreements (which may
                include interest rate and credit
                default swaps).
    -----------------------------------------------------------------------
      ASSET     AST WELLINGTON MANAGEMENT HEDGED          Wellington
     ALLOCA-    EQUITY PORTFOLIO: seeks to                Management
      TION      outperform a mix of 50% Russell          Company, LLP
                3000(R) Index, 20% MSCI EAFE Index,
                and 30% Treasury Bill Index over a
                full market cycle by preserving
                capital in adverse markets utilizing
                an options strategy while
                maintaining equity exposure to
                benefit from up markets through
                investments in Wellington
                Management's equity investment
                strategies. The Portfolio utilizes a
                select spectrum of Wellington
                Management's equity investment
                strategies to invest in a broadly
                diversified portfolio of common
                stocks while also pursuing an equity
                index option overlay strategy. The
                Portfolio will normally invest at
                least 80% of its assets in common
                stocks of small, medium and large
                companies and may also invest up to
                30% of its assets in equity
                securities of foreign issuers and
                non-dollar denominated securities.
                The equity index option overlay
                strategy is designed to help
                mitigate capital losses in adverse
                market environments and employs a
                put/spread collar to meet this goal.
    -----------------------------------------------------------------------
      FIXED     AST WESTERN ASSET CORE PLUS BOND         Western Asset
     INCOME     PORTFOLIO: seeks to maximize total        Management
                return, consistent with prudent        Company/ Western
                investment management and liquidity    Asset Management
                needs, by investing to obtain the       Company Limited
                average duration specified for the
                Portfolio. The Portfolio invests,
                under normal circumstances, at least
                80% of the value of its assets in
                debt and fixed income securities.
                The Portfolio's current target
                average duration is generally 2.5 to
                7 years. The Portfolio has the
                ability to invest up to 20% in below
                investment grade securities,
                commonly known as "junk bonds" or
                "high yield" securities.
    -----------------------------------------------------------------------
      FIXED     AST WESTERN ASSET EMERGING MARKETS       Western Asset
     INCOME     DEBT PORTFOLIO: seeks to maximize         Management
                total return. The Portfolio pursues    Company/ Western
                its objective, under normal market     Asset Management
                conditions, by investing at least       Company Limited
                80% of its assets in fixed income
                securities issued by governments,
                government related entities and
                corporations located in emerging
                markets, and related instruments.
                The Portfolio may invest without
                limit in high yield debt securities
                and related investments rated below
                investment grade (that is,
                securities rated below Baa/BBB), or,
                if unrated, determined to be of
                comparable credit quality by one of
                the subadvisors. The Portfolio may
                invest in below-investment grade
                securities which are commonly
                referred to as "junk bonds". The
                Portfolio also may invest up to 50%
                of its assets in non-U.S. dollar
                denominated fixed income securities.
    -----------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
     TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
   -------------------------------------------------------------------------
                      AIM VARIABLE INSURANCE
                FUNDS (INVESCO VARIABLE INSURANCE
                              FUNDS)
   -------------------------------------------------------------------------
   SPECIALTY   AIM VARIABLE INSURANCE FUNDS            Invesco Advisers,
               (INVESCO VARIABLE INSURANCE FUNDS) -          Inc.
               INVESCO V.I. DIVERSIFIED DIVIDEND
               FUND - SERIES I SHARES: seeks to
               provide reasonable current income
               and long-term growth of income and
               capital. The Fund will normally
               invest at least 80% of its net
               assets (plus any borrowings for
               investment purposes) in common
               stocks of companies which pay
               dividends and have the potential for
               increasing dividends.
   -------------------------------------------------------------------------
   SPECIALTY   AIM VARIABLE INSURANCE FUNDS            Invesco Advisers,
               (INVESCO VARIABLE INSURANCE FUNDS) -          Inc.
               INVESCO V.I. GLOBAL HEALTH CARE FUND
               - SERIES I SHARES: seeks long-term
               growth of capital. The Fund invests,
               under normal circumstances, at least
               80% of its net assets (plus
               borrowings for investment purposes)
               in securities issued by foreign
               companies and governments engaged
               primarily in the health care
               industry.
   -------------------------------------------------------------------------
   SPECIALTY   AIM VARIABLE INSURANCE FUNDS            Invesco Advisers,
               (INVESCO VARIABLE INSURANCE FUNDS) -          Inc.
               INVESCO V.I. TECHNOLOGY FUND -
               SERIES I SHARES: seeks long-term
               growth of capital. The Fund invests,
               under normal circumstances, at least
               80% of its net assets (plus
               borrowings for investment purposes)
               in securities of issuers engaged
               primarily in technology-related
               industries. The Fund invests
               primarily in equity securities.
   -------------------------------------------------------------------------
    MID-CAP    AIM VARIABLE INSURANCE FUNDS            Invesco Advisers,
    GROWTH     (INVESCO VARIABLE INSURANCE FUNDS) -          Inc.
               INVESCO V.I. MID CAP GROWTH FUND -
               SERIES I SHARES: seeks capital
               growth. Under normal market
               conditions, Invesco Advisers, Inc.
               (the Adviser), the Fund's investment
               adviser, seeks to achieve the Fund's
               investment objective by investing
               primarily in common stocks and other
               equity securities of medium-sized
               companies that are considered by the
               Adviser to have long-term growth
               potential.
   -------------------------------------------------------------------------
                FIRST DEFINED PORTFOLIO FUND, LLC
   -------------------------------------------------------------------------
   SPECIALTY   FIRST TRUST TARGET FOCUS FOUR          First Trust Advisors
               PORTFOLIO: seeks to provide                   L.P.
               above-average capital appreciation.
               The Portfolio seeks to achieve its
               objective by investing in the common
               stocks of companies which are
               selected by applying four separate
               uniquely specialized strategies (the
               "Focus Four Strategy"). The Focus
               Four Strategy adheres to a
               disciplined investment process that
               targets the following four
               strategies: The Dow(R) Target
               Dividend Strategy, Value Line(R)
               Target 25 Strategy, S&P Target SMid
               60 Strategy, and NYSE(R)
               International Target 25 Strategy.
   -------------------------------------------------------------------------
   SPECIALTY   GLOBAL DIVIDEND TARGET 15 PORTFOLIO:   First Trust Advisors
               seeks to provide above-average total          L.P.
               return. The Portfolio seeks to
               achieve its objective by investing
               in common stocks issued by companies
               that are expected to provide income
               and to have the potential for
               capital appreciation. The Portfolio
               invests primarily in the common
               stocks of the companies which are
               components of the Dow Jones
               Industrial Average/sm/ ("DJIA/sm/"),
               the Financial Times Industrial
               Ordinary Share Index ("FT Index")
               and the Hang Seng Index. The
               Portfolio primarily consists of
               common stocks of the five companies
               with the lowest per share stock
               prices of the ten companies in each
               of the DJIA/sm/, FT Index and Hang
               Seng Index, respectively, that have
               the highest dividend yields in the
               respective index on or about the
               applicable stock selection date.
               Each security is initially equally
               weighted in the portfolio on or
               about the applicable stock selection
               date.
   -------------------------------------------------------------------------
   SPECIALTY   NASDAQ(R) TARGET 15 PORTFOLIO: seeks   First Trust Advisors
               to provide above-average total                L.P.
               return. Beginning with the stocks in
               the NASDAQ-100 Index(R) on or about
               the applicable stock selection date,
               the Portfolio selects fifteen stocks
               based on a multi-factor model. A
               modified market capitalization
               approach is used to initially weight
               each security in the portfolio.
   -------------------------------------------------------------------------
   SPECIALTY   S&P(R) TARGET 24 PORTFOLIO: seeks to   First Trust Advisors
               provide above-average total return.           L.P.
               Beginning with the stocks in the
               Standard & Poor's 500 Index ("S&P
               500 Index"), on or about the
               applicable stock selection date, the
               Portfolio selects three stocks from
               each of the eight largest economic
               sectors of the S&P 500 Index. The
               twenty-four stocks are selected
               based on a multi-factor model and a
               modified market capitalization
               approach is used to initially weight
               each security in the portfolio.
   -------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
     TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
   -------------------------------------------------------------------------
   SPECIALTY   TARGET MANAGED VIP PORTFOLIO: seeks    First Trust Advisors
               to provide above-average total                L.P.
               return. The Portfolio seeks to
               achieve its objective by investing
               in common stocks of the companies
               that are identified based on six
               uniquely specialized strategies -
               The Dow(R) DART 5, the European
               Target 20, the NASDAQ(R) Target 15,
               the S&P(R) Target 24, the Target
               Small- Cap and the Value Line(R)
               Target 25. Each strategy employs a
               quantitative approach by screening
               common stocks for certain attributes
               and/or using a multi-factor scoring
               system to select the common stocks.
   -------------------------------------------------------------------------
   SPECIALTY   THE DOW(R) DART 10 PORTFOLIO: seeks    First Trust Advisors
               to provide above-average total                L.P.
               return. The Portfolio seeks to
               achieve its objective by investing
               in common stocks issued by companies
               that are expected to provide income
               and to have the potential for
               capital appreciation. The Portfolio
               invests primarily in the common
               stocks of the ten companies in the
               DJIA that have the highest combined
               dividend yields and buyback ratios
               on or about the applicable stock
               selection date. Each security is
               initially expected to be relatively
               equally weighted in the portfolio on
               or about the applicable stock
               selection date.
   -------------------------------------------------------------------------
   SPECIALTY   THE DOW(R) TARGET DIVIDEND             First Trust Advisors
               PORTFOLIO: seeks to provide                   L.P.
               above-average total return. The
               Portfolio seeks to achieve its
               objective by investing in common
               stocks issued by companies that are
               expected to provide income and to
               have the potential for capital
               appreciation. Beginning with the
               stocks in The Dow Jones U.S.Select
               Dividend Index/sm/, on or about the
               applicable stock selection date, the
               Portfolio selects twenty common
               stocks based on a multi-factor
               model. Each security is initially
               expected to be relatively equally
               weighted in the portfolio on or
               about the applicable stock selection
               date.
   -------------------------------------------------------------------------
   SPECIALTY   VALUE LINE(R) TARGET 25 PORTFOLIO:     First Trust Advisors
               seeks to provide above-average                L.P.
               capital appreciation. The Portfolio
               seeks to achieve its objective by
               investing in 25 of the 100 common
               stocks that Value Line(R) gives a #1
               ranking for Timelines/tm/. Value
               Line(R) ranks approximately 1,700
               stocks of which 100 are given their
               #1 ranking for Timeliness(TM) which
               measures Value Line's view of their
               probable price performance during
               the next six to 12 months relative
               to the others. Beginning with the
               100 stocks that Value Line(R) ranks
               #1 for Timeliness(TM), on or about
               the applicable stock selection date,
               the Portfolio selects twenty five
               stocks based on a multi-factor
               model. A modified market
               capitalization approach is used to
               initially weight each security in
               the portfolio.
   -------------------------------------------------------------------------
               NATIONWIDE VARIABLE INSURANCE TRUST
   -------------------------------------------------------------------------
     INTER-    NVIT DEVELOPING MARKETS FUND: seeks      Nationwide Fund
   NATIONAL    long-term capital appreciation,        Advisors/The Boston
    EQUITY     under normal conditions by investing      Company Asset
               at least 80% of its net assets in        Management, LLC
               equity securities of companies that
               are tied economically to emerging
               market countries. The Fund typically
               maintains investments in at least
               six countries at all times.
   -------------------------------------------------------------------------
                            PROFUND VP
   -------------------------------------------------------------------------
    EACH PROFUND VP PORTFOLIO DESCRIBED BELOW IS DESIGNED TO SEEK DAILY
    INVESTMENT RESULTS THAT, BEFORE FEES AND EXPENSES, CORRESPOND TO THE
    PERFORMANCE OF A DAILY BENCHMARK, SUCH AS THE DAILY PERFORMANCE OF AN
    INDEX OR SECURITY, OR THE INVERSE (-1X), A MULTIPLE (I.E., 1.25X OR
    2X), OR AN INVERSE MULTIPLE (I.E., -1.25X OR -2X) OF THE DAILY
    PERFORMANCE OF AN INDEX OR SECURITY. EACH CLASSIC PROFUND VP AND SECTOR
    PROFUND VP PORTFOLIO SEEKS TO PROVIDE DAILY INVESTMENT RESULTS, BEFORE
    FEES AND EXPENSES, THAT MATCH (1X) THE PERFORMANCE OF ITS BENCHMARK.
    EACH ULTRA PROFUND VP PORTFOLIO SEEKS TO PROVIDE DAILY INVESTMENT
    RESULTS, BEFORE FEES AND EXPENSES, THAT CORRESPOND TO A MULTIPLE (I.E.,
    1.25X OR 2X) OF THE DAILY PERFORMANCE OF ITS BENCHMARK. EACH INVERSE
    PROFUND VP PORTFOLIO SEEKS TO PROVIDE DAILY INVESTMENT RESULTS, BEFORE
    FEES AND EXPENSES, THAT CORRESPOND TO THE INVERSE (-1X) OR AN INVERSE
    MULTIPLE (I.E., -1.25X OR -2X) OF THE DAILY PERFORMANCE OF ITS
    BENCHMARK. THE INVESTMENT STRATEGY OF SOME OF THE PORTFOLIOS MAY
    MAGNIFY (BOTH POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT RESULTS
    OF THE APPLICABLE INDEX OR SECURITY. IT IS RECOMMENDED THAT ONLY THOSE
    ANNUITY OWNERS WHO ENGAGE A FINANCIAL ADVISOR TO ALLOCATE THEIR ACCOUNT
    VALUE USING A STRATEGIC OR TACTICAL ASSET ALLOCATION STRATEGY INVEST IN
    THESE PORTFOLIOS. THE PORTFOLIOS ARE ARRANGED BASED ON THE INDEX ON
    WHICH ITS INVESTMENT STRATEGY IS BASED.
   -------------------------------------------------------------------------
   SPECIALTY   PROFUND VP BULL: seeks daily            ProFund Advisors
               investment results, before fees and            LLC
               expenses, that correspond to the
               performance of the S&P 500(R) (the
               "Index"). To meet its investment
               objective, the Fund invests in
               equity securities and derivatives
               that ProFund Advisors believes, in
               combination, should have similar
               return characteristics as the return
               of the Index.
   -------------------------------------------------------------------------

      STYLE/         INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                  ADVISOR/
                                                           SUBADVISOR(S)
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP BEAR: seeks daily            ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  inverse (-1x) of the daily
                  performance of the S&P 500(R) (the
                  "Index"). To meet its investment
                  objective, the Fund invests in
                  derivatives that ProFund Advisors
                  believes, in combination, should
                  have similar daily return
                  characteristics as the inverse (-1x)
                  of the daily return of the Index.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP ULTRABULL: seeks daily       ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to twice
                  (2x) the daily performance of the
                  S&P 500(R) (the "Index"). To meet
                  its investment objective, the Fund
                  invests equity securities and
                  derivatives that ProFund Advisors
                  believes, in combination, should
                  have similar daily return
                  characteristics as twice (2x) the
                  daily return of the Index.
     ------------------------------------------------------------------------
      THE S&P 500(R) IS A MEASURE OF LARGE-CAP U.S. STOCK MARKET
      PERFORMANCE. IT IS A FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED
      INDEX OF 500 U.S. OPERATING COMPANIES AND REAL ESTATE INVESTMENT
      TRUSTS SELECTED THROUGH A PROCESS THAT FACTORS CRITERIA SUCH AS
      LIQUIDITY, PRICE, MARKET CAPITALIZATION AND FINANCIAL VIABILITY.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP NASDAQ-100: seeks            ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  performance of the NASDAQ-100
                  Index(R) (the "Index"). To meet its
                  investment objective, the Fund
                  invests in equity securities and
                  derivatives that ProFund Advisors
                  believes, in combination, should
                  have similar return characteristics
                  as the return of the Index.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP SHORT NASDAQ-100: seeks      ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the inverse (-1x) of the daily
                  performance of the NASDAQ- 100
                  Index(R) (the "Index"). To meet its
                  investment objective, the Fund
                  invests in derivatives that ProFund
                  Advisors believes, in combination,
                  should have similar daily return
                  characteristics as the inverse (-1x)
                  of the daily return of the Index.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP ULTRANASDAQ-100: seeks       ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to twice (2x) the daily performance
                  of the NASDAQ-100 Index(R) (the
                  "Index"). To meet its investment
                  objective, the Fund invests equity
                  securities and derivatives that
                  ProFund Advisors believes, in
                  combination, should have similar
                  daily return characteristics as
                  twice (2x) the daily return of the
                  Index(R).
     ------------------------------------------------------------------------
      THE NASDAQ-100 INDEX(R) INCLUDES 100 OF THE LARGEST NON-FINANCIAL
      DOMESTIC AND INTERNATIONAL ISSUES LISTED ON THE NASDAQ STOCK MARKET.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP ULTRASMALL-CAP: seeks        ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to twice (2x) the daily performance
                  of the Russell 2000(R) Index (the
                  "Index"). To meet its investment
                  objective, the Fund invests in
                  equity securities and derivatives
                  that ProFund Advisors believes, in
                  combination, should have similar
                  daily return characteristics as
                  twice (2x) the daily return of the
                  Index.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP SHORT SMALL-CAP: seeks       ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the inverse (-1x) of the daily
                  performance of the Russell 2000(R)
                  Index (the "Index"). To meet its
                  investment objective, the Fund
                  invests in derivatives that ProFund
                  Advisors believes, in combination,
                  should have similar daily return
                  characteristics as the inverse (-1x)
                  of the daily return of the Index.
     ------------------------------------------------------------------------
      THE RUSSELL 2000 INDEX IS A MEASURE OF SMALL-CAP U.S. STOCK MARKET
      PERFORMANCE. IT IS AN ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX
      CONTAINING APPROXIMATELY 2000 OF THE SMALLEST COMPANIES IN THE
      RUSSELL 3000 INDEX OR APPROXIMATELY 8% OF THE TOTAL MARKET
      CAPITALIZATION OF THE RUSSELL 3000 INDEX, WHICH IN TURN REPRESENTS
      APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP ULTRAMID-CAP: seeks daily    ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to twice
                  (2x) the daily performance of the
                  S&P MidCap 400(R) (the "Index"). To
                  meet its investment objective, the
                  Fund invests in equity securities
                  and derivatives that ProFund
                  Advisors believes, in combination,
                  should have similar daily return
                  characteristics as twice (2x) the
                  daily return of the Index.
     ------------------------------------------------------------------------

      STYLE/         INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                  ADVISOR/
                                                           SUBADVISOR(S)
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP SHORT MID-CAP: seeks         ProFund Advisors
                  daily investment results, before              LLC
                  fees and expenses, that correspond
                  to the inverse (-1x) of the daily
                  performance of the S&P MidCap 400(R)
                  (the "Index"). To meet its
                  investment objective, the Fund
                  invests in derivatives that ProFund
                  Advisors believes, in combination,
                  should have similar daily return
                  characteristics as the inverse (-1x)
                  of the daily return of the Index.
     ------------------------------------------------------------------------
      THE S&P MIDCAP 400(R) IS A MEASURE OF MID-SIZE COMPANY U.S. STOCK
      MARKET PERFORMANCE. IT IS A FLOAT-ADJUSTED, MARKET CAPITALIZATION
      WEIGHTED INDEX OF 400 U.S. OPERATING COMPANIES AND REAL ESTATE
      INVESTMENT TRUSTS SELECTED THROUGH A PROCESS THAT FACTORS CRITERIA
      SUCH AS LIQUIDITY, PRICE, MARKET CAPITALIZATION AND FINANCIAL
      VIABILITY.
     ------------------------------------------------------------------------
     SMALL-CAP    PROFUND VP SMALL-CAP VALUE: seeks       ProFund Advisors
       VALUE      investment results, before fees and           LLC
                  expenses, that correspond to the
                  performance of the S&P SmallCap
                  600(R) Value Index (the "Index"). To
                  meet its investment objective, the
                  Fund invests in equity securities
                  that ProFund Advisors believes, in
                  combination, should have similar
                  return characteristics as the return
                  of the Index.
     ------------------------------------------------------------------------
      THE S&P SMALLCAP 600(R) VALUE INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF SMALL-CAP U.S. EQUITY "VALUE" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT-ADJUSTED, MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P SMALLCAP 600 THAT HAVE BEEN IDENTIFIED AS
      BEING ON THE VALUE END OF THE GROWTH-VALUE SPECTRUM. SECURITIES ARE
      SELECTED FOR INCLUSION IN THE INDEX BY AN S&P COMMITTEE THROUGH A
      NON-MECHANICAL PROCESS THAT FACTORS IN CRITERIA SUCH AS LIQUIDITY,
      PRICE, MARKET CAPITALIZATION, FINANCIAL VIABILITY, AND PUBLIC FLOAT.
     ------------------------------------------------------------------------
     SMALL-CAP    PROFUND VP SMALL-CAP GROWTH: seeks      ProFund Advisors
      GROWTH      investment results, before fees and           LLC
                  expenses, that correspond to the
                  performance of the S&P SmallCap
                  600(R) Growth Index(R) (the
                  "Index"). To meet its investment
                  objective, the Fund invests in
                  equity securities that ProFund
                  Advisors believes, in combination,
                  should have similar return
                  characteristics as the return of the
                  Index.
     ------------------------------------------------------------------------
      THE S&P SMALLCAP 600(R) GROWTH INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF SMALL-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT-ADJUSTED, MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISING STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P SMALLCAP
      600 THAT HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE
      GROWTH-VALUE SPECTRUM. SECURITIES ARE SELECTED FOR INCLUSION IN THE
      INDEX BY AN S&P COMMITTEE THROUGH A NON-MECHANICAL PROCESS THAT
      FACTORS IN CRITERIA SUCH AS LIQUIDITY, PRICE, MARKET
      CAPITALIZATION, FINANCIAL VIABILITY, AND PUBLIC FLOAT.
     ------------------------------------------------------------------------
     LARGE-CAP    PROFUND VP LARGE-CAP VALUE: seeks       ProFund Advisors
       VALUE      investment results, before fees and           LLC
                  expenses, that correspond to the
                  performance of the S&P 500(R) Value
                  Index (the "Index"). To meet its
                  investment objective, the Fund
                  invests in equity securities that
                  ProFund Advisors believes, in
                  combination, should have similar
                  return characteristics as the return
                  of the Index.
     ------------------------------------------------------------------------
      THE S&P 500(R) VALUE INDEX IS DESIGNED TO PROVIDE A COMPREHENSIVE
      MEASURE OF LARGE-CAP U.S. EQUITY "VALUE" PERFORMANCE. IT IS AN
      UNMANAGED FLOAT-ADJUSTED, MARKET CAPITALIZATION WEIGHTED INDEX
      COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P 500 THAT HAVE BEEN IDENTIFIED AS BEING ON
      THE VALUE END OF THE GROWTH-VALUE SPECTRUM.
     ------------------------------------------------------------------------
     LARGE-CAP    PROFUND VP LARGE-CAP GROWTH: seeks      ProFund Advisors
      GROWTH      investment results, before fees and           LLC
                  expenses, that correspond to the
                  performance of the S&P 500(R) Growth
                  Index (the "Index"). To meet its
                  investment objective, the Fund
                  invests in equity securities that
                  ProFund Advisors believes, in
                  combination, should have similar
                  return characteristics as the return
                  of the Index.
     ------------------------------------------------------------------------
      THE S&P 500(R) GROWTH INDEX IS DESIGNED TO PROVIDE A COMPREHENSIVE
      MEASURE OF LARGE-CAP U.S. EQUITY "GROWTH" PERFORMANCE. IT IS AN
      UNMANAGED FLOAT ADJUSTED, MARKET CAPITALIZATION WEIGHTED INDEX
      COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P 500 THAT HAVE BEEN IDENTIFIED AS BEING ON
      THE GROWTH END OF THE GROWTH-VALUE SPECTRUM.
     ------------------------------------------------------------------------
      MID-CAP     PROFUND VP MID-CAP VALUE: seeks         ProFund Advisors
       VALUE      investment results, before fees and           LLC
                  expenses, that correspond to the
                  performance of the S&P MidCap 400(R)
                  Value Index (the "Index"). To meet
                  its investment objective, the Fund
                  invests in equity securities that
                  ProFund Advisors believes, in
                  combination, should have similar
                  return characteristics as the return
                  of the Index.
     ------------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES        PORTFOLIO
       TYPE                                                ADVISOR/
                                                         SUBADVISOR(S)
     ---------------------------------------------------------------------
      THE S&P MIDCAP 400(R) VALUE INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "VALUE" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT ADJUSTED, MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P MIDCAP 400 THAT HAVE BEEN IDENTIFIED AS
      BEING ON THE VALUE END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
      MID-CAP    PROFUND VP MID-CAP GROWTH: seeks       ProFund Advisors
      GROWTH     investment results, before fees and          LLC
                 expenses, that correspond to the
                 performance of the S&P MidCap 400(R)
                 Growth Index(R) (the "Index"). To
                 meet its investment objective, the
                 Fund invests in equity securities
                 that ProFund Advisors believes, in
                 combination, should have similar
                 return characteristics as the return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P MIDCAP 400(R) GROWTH INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "GROWTH" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT ADJUSTED, MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P MIDCAP 400 THAT HAVE BEEN IDENTIFIED AS
      BEING ON THE GROWTH END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP ASIA 30: seeks investment   ProFund Advisors
                 results, before fees and expenses,           LLC
                 that correspond to the performance
                 of the ProFunds Asia 30 Index(R)
                 (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 depositary receipts that ProFund
                 Advisors believes, in combination,
                 should have similar return
                 characteristics as the return of the
                 Index.
     ---------------------------------------------------------------------
      THE PROFUNDS ASIA 30 INDEX, CREATED BY PROFUND ADVISORS, IS
      COMPOSED OF COMPANIES WHOSE PRINCIPAL OFFICES ARE LOCATED IN ASIA,
      AND WHOSE SECURITIES ARE TRADED ON U.S. EXCHANGES OR ON THE NASDAQ
      AS DEPOSITARY RECEIPTS OR ORDINARY SHARES. THE COMPONENT COMPANIES
      IN THE PROFUNDS ASIA 30 INDEX ARE DETERMINED ANNUALLY BASED UPON
      THEIR U.S. DOLLAR-TRADED VOLUME. THEIR RELATIVE WEIGHTS ARE
      DETERMINED BASED ON THE MODIFIED MARKET CAPITALIZATION METHOD.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP EUROPE 30: seeks            ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 performance of the ProFunds Europe
                 30 Index(R) (the "Index"). To meet
                 its investment objective, the Fund
                 invests in equity securities and
                 depositary receipts that ProFund
                 Advisors believes, in combination,
                 should have similar return
                 characteristics as the return of the
                 Index.
     ---------------------------------------------------------------------
      THE PROFUNDS EUROPE 30 INDEX, CREATED BY PROFUND ADVISORS, IS
      COMPOSED OF COMPANIES WHOSE PRINCIPAL OFFICES ARE LOCATED IN EUROPE
      AND WHOSE SECURITIES ARE TRADED ON U.S. EXCHANGES OR ON THE NASDAQ
      AS DEPOSITARY RECEIPTS OR ORDINARY SHARES. THE COMPONENT COMPANIES
      IN THE PROFUNDS EUROPE 30 INDEX ARE DETERMINED ANNUALLY BASED UPON
      THEIR U.S. DOLLAR- TRADED VOLUME. THEIR RELATIVE WEIGHTS ARE
      DETERMINED BASED ON A MODIFIED MARKET CAPITALIZATION METHOD.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP JAPAN: seeks investment     ProFund Advisors
                 results, before fees and expenses,           LLC
                 that correspond to the performance
                 of the Nikkei 225 Stock Average (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar return characteristics
                 as the return of the Index. The Fund
                 seeks to provide a return consistent
                 with an investment in the component
                 equities in the Nikkei 225 Stock
                 Average hedged to U.S. dollars. The
                 Fund determines its success in
                 meeting this investment objective by
                 comparing its daily return on a
                 given day with the daily performance
                 of the dollar-denominated Nikkei 225
                 futures contracts traded in the
                 United States.
     ---------------------------------------------------------------------
      THE NIKKEI 225 STOCK AVERAGE ("NIKKEI") IS A MODIFIED
      PRICE-WEIGHTED INDEX OF THE 225 MOST ACTIVELY TRADED AND LIQUID
      JAPANESE COMPANIES LISTED IN THE FIRST SECTION OF THE TOKYO STOCK
      EXCHANGE (TSE). THE NIKKEI IS CALCULATED FROM THE PRICES OF THE 225
      TSE FIRST SECTION STOCKS SELECTED TO REPRESENT A BROAD
      CROSS-SECTION OF JAPANESE INDUSTRIES AND THE OVERALL PERFORMANCE OF
      THE JAPANESE EQUITY MARKET. NIHON KEIZAI SHIMBUN, INC. IS THE
      SPONSOR OF THE INDEX. COMPANIES IN THE NIKKEI ARE REVIEWED
      ANNUALLY. EMPHASIS IS PLACED ON MAINTAINING THE INDEX'S HISTORICAL
      CONTINUITY WHILE KEEPING THE INDEX COMPOSED OF STOCKS WITH HIGH
      MARKET LIQUIDITY. THE SPONSOR CONSULTS WITH VARIOUS MARKET EXPERTS,
      CONSIDERS COMPANY- SPECIFIC INFORMATION AND THE OVERALL COMPOSITION
      OF THE NIKKEI.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP BANKS: seeks investment     ProFund Advisors
                 results, before fees and expenses,           LLC
                 that correspond to the performance
                 of the Dow Jones U.S. Banks Index(R)
                 (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities that
                 ProFund Advisors believes, in
                 combination, should have similar
                 return characteristics as the return
                 of the Index.
     ---------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES        PORTFOLIO
       TYPE                                                ADVISOR/
                                                         SUBADVISOR(S)
     ---------------------------------------------------------------------
      THE DOW JONES U.S. BANKS INDEX MEASURES THE PERFORMANCE OF THE
      BANKING SECTOR OF THE U.S. EQUITY MARKET. COMPONENT COMPANIES
      INCLUDE, AMONG OTHERS, REGIONAL AND MAJOR U.S. DOMICILED BANKS
      ENGAGED IN A WIDE RANGE OF FINANCIAL SERVICES, INCLUDING RETAIL
      BANKING, LOANS AND MONEY TRANSMISSIONS.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP BASIC MATERIALS: seeks      ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 performance of the Dow Jones U.S.
                 Basic Materials Index (the "Index").
                 To meet its investment objective,
                 the Fund invests in equity
                 securities that ProFund Advisors
                 believes, in combination, should
                 have similar return characteristics
                 as the return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. BASIC MATERIALS INDEX MEASURES THE PERFORMANCE
      OF THE BASIC MATERIALS SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES ARE INVOLVED IN THE PRODUCTION OF ALUMINUM, STEEL,
      NON-FERROUS METALS, COMMODITY CHEMICALS, SPECIALTY CHEMICALS,
      FOREST PRODUCTS, PAPER PRODUCTS, AS WELL AS THE MINING OF PRECIOUS
      METALS AND COAL.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP BIOTECHNOLOGY: seeks        ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 performance of the Dow Jones U.S.
                 Biotechnology Index (the "Index").
                 To meet its investment objective,
                 the Fund invests in equity
                 securities and derivatives that
                 ProFund Advisors believes, in
                 combination, should have similar
                 return characteristics as the return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. BIOTECHNOLOGY INDEX MEASURES THE PERFORMANCE OF
      THE BIOTECHNOLOGY SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES ENGAGE IN RESEARCH AND DEVELOPMENT OF BIOLOGICAL
      SUBSTANCES FOR DRUG DISCOVERY AND DIAGNOSTIC DEVELOPMENT. THESE
      COMPANIES DERIVE MOST OF THEIR REVENUE FROM THE SALE OF LICENSING
      OF DRUGS AND DIAGNOSTIC TOOLS.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP CONSUMER GOODS: seeks       ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 performance of the Dow Jones U.S.
                 Consumer Goods Index (the "Index").
                 To meet its investment objective,
                 the Fund invests in equity
                 securities that ProFund Advisors
                 believes, in combination, should
                 have similar return characteristics
                 as the return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. CONSUMER GOODS/SM/ INDEX MEASURES THE
      PERFORMANCE OF THE CONSUMER GOODS SECTOR OF THE U.S. EQUITY MARKET.
      COMPONENT COMPANIES INCLUDE, AMONG OTHERS, AUTOMOBILES AND AUTO
      PARTS AND TIRES, BREWERS AND DISTILLERS, FARMING AND FISHING,
      DURABLE AND NON-DURABLE HOUSEHOLD PRODUCT MANUFACTURERS, COSMETIC
      COMPANIES, FOOD AND TOBACCO PRODUCTS, CLOTHING, ACCESSORIES AND
      FOOTWEAR.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP CONSUMER SERVICES: seeks    ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 performance of the Dow Jones U.S.
                 Consumer Services Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities that ProFund
                 Advisors believes, in combination,
                 should have similar return
                 characteristics as the return of the
                 Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. CONSUMER SERVICES INDEX MEASURES THE PERFORMANCE
      OF CONSUMER SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, AIRLINES, BROADCASTING AND
      ENTERTAINMENT, APPAREL AND BROADLINE RETAILERS, FOOD AND DRUG
      RETAILERS, MEDIA AGENCIES, PUBLISHING, GAMBLING, HOTELS,
      RESTAURANTS AND BARS, AND TRAVEL AND TOURISM.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP FINANCIALS: seeks           ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 performance of the Dow Jones U.S.
                 Financials Index (the "Index"). To
                 meet its investment objective, the
                 Fund invests in equity securities
                 that ProFund Advisors believes, in
                 combination, should have similar
                 return characteristics as the return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. FINANCIALS INDEX MEASURES THE PERFORMANCE OF THE
      FINANCIAL SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, REGIONAL BANKS; MAJOR U.S.
      DOMICILED INTERNATIONAL BANKS; FULL LINE, LIFE, AND PROPERTY AND
      CASUALTY INSURANCE COMPANIES; COMPANIES THAT INVEST, DIRECTLY OR
      INDIRECTLY IN REAL ESTATE; DIVERSIFIED FINANCIAL COMPANIES SUCH AS
      FANNIE MAE, CREDIT CARD ISSUERS, CHECK CASHING COMPANIES, MORTGAGE
      LENDERS AND INVESTMENT ADVISERS; SECURITIES BROKERS AND DEALERS,
      INCLUDING INVESTMENT BANKS, MERCHANT BANKS AND ONLINE BROKERS; AND
      PUBLICLY TRADED STOCK EXCHANGES.
     ---------------------------------------------------------------------

      STYLE/         INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                  ADVISOR/
                                                           SUBADVISOR(S)
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP HEALTH CARE: seeks           ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  performance of the Dow Jones U.S.
                  Health Care/SM/ Index (the "Index").
                  To meet its investment objective,
                  the Fund invests in equity
                  securities that ProFund Advisors
                  believes, in combination, should
                  have similar return characteristics
                  as the return of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES U.S. HEALTH CARE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE HEALTHCARE SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, HEALTH CARE PROVIDERS,
      BIOTECHNOLOGY COMPANIES, MEDICAL SUPPLIES, ADVANCED MEDICAL DEVICES
      AND PHARMACEUTICALS.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP INDUSTRIALS: seeks           ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  performance of the Dow Jones U.S.
                  Industrials Index (the "Index"). To
                  meet its investment objective, the
                  Fund invests in equity securities
                  that ProFund Advisors believes, in
                  combination, should have similar
                  return characteristics as the return
                  of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES U.S. INDUSTRIALS/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE INDUSTRIAL SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, BUILDING MATERIALS, HEAVY
      CONSTRUCTION, FACTORY EQUIPMENT, HEAVY MACHINERY, INDUSTRIAL
      SERVICES, POLLUTION CONTROL, CONTAINERS AND PACKAGING, INDUSTRIAL
      DIVERSIFIED, AIR FREIGHT, MARINE TRANSPORTATION, RAILROADS,
      TRUCKING, LAND-TRANSPORTATION EQUIPMENT, SHIPBUILDING,
      TRANSPORTATION SERVICES, ADVANCED INDUSTRIAL EQUIPMENT, ELECTRIC
      COMPONENTS AND EQUIPMENT, AND AEROSPACE.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP INTERNET: seeks              ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  performance of the Dow Jones
                  Internet Composite/SM/ Index. To
                  meet its investment objective, the
                  Fund invests in equity securities
                  that ProFund Advisors believes, in
                  combination, should have similar
                  return characteristics as the return
                  of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES INTERNET COMPOSITE/SM/ INDEX MEASURES THE PERFORMANCE
      OF STOCKS IN THE U.S. EQUITY MARKETS THAT GENERATE THE MAJORITY OF
      THEIR REVENUES FROM THE INTERNET. THE INDEX IS COMPOSED OF TWO
      SUB-GROUPS: INTERNET COMMERCE, WHICH INCLUDES COMPANIES THAT DERIVE
      THE MAJORITY OF THEIR REVENUES FROM PROVIDING GOODS AND/OR SERVICES
      THROUGH AN OPEN NETWORK, SUCH AS A WEBSITE, AND INTERNET SERVICES,
      WHICH INCLUDE COMPANIES THAT DERIVE THE MAJORITY OF THEIR REVENUES
      FROM PROVIDING ACCESS TO THE INTERNET OR PROVIDING SERVICES TO
      PEOPLE USING THE INTERNET.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP OIL & GAS: seeks             ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  performance of the Dow Jones U.S.
                  Oil & Gas/SM/ Index (the "Index").
                  To meet its investment objective,
                  the Fund invests in equity
                  securities that ProFund Advisors
                  believes, in combination, should
                  have similar return characteristics
                  as the return of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES U.S. OIL & GAS/SM/ INDEX MEASURES THE PERFORMANCE OF
      THE OIL AND GAS SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, EXPLORATION AND PRODUCTION,
      INTEGRATED OIL AND GAS, OIL EQUIPMENT AND SERVICES, PIPELINES,
      RENEWABLE ENERGY EQUIPMENT COMPANIES AND ALTERNATIVE FUEL PRODUCERS.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP PHARMACEUTICALS: seeks       ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  performance of the Dow Jones U.S.
                  Pharmaceuticals Index (the "Index").
                  To meet its investment objective,
                  the Fund invests in equity
                  securities that ProFund Advisors
                  believes, in combination, should
                  have similar return characteristics
                  as the return of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES U.S. PHARMACEUTICALS/SM/ INDEX MEASURES THE
      PERFORMANCE OF THE PHARMACEUTICALS SECTOR OF THE U.S. EQUITY
      MARKET. COMPONENT COMPANIES INCLUDE, AMONG OTHERS, THE MAKERS OF
      PRESCRIPTION AND OVER-THE-COUNTER DRUGS SUCH AS BIRTH CONTROL
      PILLS, VACCINES, ASPIRIN AND COLD REMEDIES.
     ------------------------------------------------------------------------
     SPECIALTY    PROFUND VP PRECIOUS METALS: seeks       ProFund Advisors
                  investment results, before fees and           LLC
                  expenses, that correspond to the
                  performance of the Dow Jones
                  Precious Metals Index (the "Index").
                  To meet its investment objective,
                  the Fund invests in derivatives that
                  ProFund Advisors believes, in
                  combination, should have similar
                  return characteristics as the return
                  of the Index.
     ------------------------------------------------------------------------
      THE DOW JONES PRECIOUS METALS INDEX MEASURES THE PERFORMANCE OF THE
      PRECIOUS METALS MINING INDUSTRY. COMPONENT COMPANIES INCLUDE, AMONG
      OTHERS, LEADING MINERS AND PRODUCERS OF GOLD, SILVER AND
      PLATINUM-GROUP METALS WHOSE SECURITIES ARE AVAILABLE TO U.S.
      INVESTORS DURING U.S. TRADING HOURS. IT IS A FLOAT-ADJUSTED,
      MARKET-CAPITALIZATION WEIGHTED INDEX.
     ------------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES        PORTFOLIO
       TYPE                                                ADVISOR/
                                                         SUBADVISOR(S)
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP REAL ESTATE: seeks          ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 performance of the Dow Jones U.S.
                 Real Estate Index (the "Index"). To
                 meet its investment objective, the
                 Fund invests in equity securities
                 that ProFund Advisors believes, in
                 combination, should have similar
                 return characteristics as the return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. REAL ESTATE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE REAL ESTATE SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE REAL ESTATE HOLDING AND DEVELOPMENT, MANAGEMENT
      OR OWNERSHIP OF SHOPPING MALLS, APARTMENT BUILDINGS AND HOUSING
      DEVELOPMENTS; AND REAL ESTATE INVESTMENT TRUSTS ("REITS") THAT
      INVEST IN INDUSTRIAL, OFFICE AND RETAIL PROPERTIES. REITS ARE
      PASSIVE INVESTMENT VEHICLES THAT INVEST PRIMARILY IN
      INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS OR
      INTERESTS.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP SEMICONDUCTOR: seeks        ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 performance of the Dow Jones U.S.
                 Semiconductors Index (the "Index").
                 To meet its investment objective,
                 the Fund invests in equity
                 securities that ProFund Advisors
                 believes, in combination, should
                 have similar return characteristics
                 as the return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. SEMICONDUCTORS/SM/ INDEX MEASURES THE
      PERFORMANCE OF THE SEMICONDUCTOR SECTOR OF THE U.S. EQUITY MARKET.
      COMPONENT COMPANIES ARE ENGAGED IN THE PRODUCTION OF SEMICONDUCTORS
      AND OTHER INTEGRATED CHIPS, AS WELL AS OTHER RELATED PRODUCTS SUCH
      AS SEMICONDUCTOR CAPITAL EQUIPMENT AND MOTHERBOARDS.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP TECHNOLOGY: seeks           ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 performance of the Dow Jones U.S.
                 Technology Index (the "Index"). To
                 meet its investment objective, the
                 Fund invests in equity securities
                 that ProFund Advisors believes, in
                 combination, should have similar
                 return characteristics as the return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. TECHNOLOGY/SM/ INDEX MEASURES THE PERFORMANCE OF
      THE TECHNOLOGY SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, THOSE INVOLVED IN COMPUTERS AND
      OFFICE EQUIPMENT, SOFTWARE, COMMUNICATIONS TECHNOLOGY,
      SEMICONDUCTORS, DIVERSIFIED TECHNOLOGY SERVICES AND INTERNET
      SERVICES.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP TELECOMMUNICATIONS: seeks   ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 performance of the Dow Jones U.S.
                 Telecommunications Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities that ProFund
                 Advisors believes, in combination,
                 should have similar return
                 characteristics as the return of the
                 Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. TELECOMMUNICATIONS/SM/ INDEX MEASURES THE
      PERFORMANCE OF THE TELECOMMUNICATIONS INDUSTRY OF THE U.S. EQUITY
      MARKET. COMPONENT COMPANIES INCLUDE, AMONG OTHERS, FIXED-LINE
      COMMUNICATIONS AND WIRELESS COMMUNICATIONS COMPANIES.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP UTILITIES: seeks            ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 performance of the Dow Jones U.S.
                 Utilities Index (the "Index"). To
                 meet its investment objective, the
                 Fund invests in equity securities
                 that ProFund Advisors believes, in
                 combination, should have similar
                 return characteristics as the return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. UTILITIES/SM/ INDEX MEASURES THE PERFORMANCE OF
      THE UTILITIES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT COMPANIES
      INCLUDE, AMONG OTHERS, ELECTRIC UTILITIES, GAS UTILITIES AND WATER
      UTILITIES.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP U.S. GOVERNMENT PLUS:       ProFund Advisors
                 seeks daily investment results,              LLC
                 before fees and expenses, that
                 correspond to one and one-quarter
                 times (1.25x) the daily movement of
                 the most recently issued 30-year
                 U.S. Treasury bond ("Long Bond"). To
                 meet its investment objective, the
                 Fund invests in U.S. government
                 securities, money market instruments
                 and derivatives that ProFund
                 Advisors believes, in combination,
                 should have similar daily return
                 characteristics as one and
                 one-quarter times (1.25x) the daily
                 movement of the Long Bond.
     ---------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                         SUBADVISOR(S)
   --------------------------------------------------------------------------
   SPECIALTY   PROFUND VP RISING RATES OPPORTUNITY:     ProFund Advisors
               seeks daily investment results,                LLC
               before fees and expenses, that
               correspond to one and one-quarter
               times the inverse (-1.25x) of the
               daily price movement of the most
               recently issued 30-year U.S.
               Treasury bond ("Long Bond"). To meet
               its investment objective, the Fund
               invests in money market instruments
               and derivatives that ProFund
               Advisors believes, in combination,
               should have similar daily return
               characteristics as one and
               one-quarter times the inverse
               (-1.25x) of the daily movement of
               the Long Bond.
   --------------------------------------------------------------------------
   SPECIALTY   ACCESS VP HIGH YIELD FUND: seeks to      ProFund Advisors
               provide investment results that                LLC
               correspond generally to the total
               return of the high yield market
               consistent with maintaining
               reasonable liquidity. To meet its
               investment objective, the Fund
               invests in derivatives and money
               market instruments that ProFund
               Advisors believes, in combination,
               should provide investment results
               that correspond to the high yield
               market. The Fund also may invest in
               non-investment grade bonds, commonly
               known as "junk bonds."
   --------------------------------------------------------------------------
                    THE PRUDENTIAL SERIES FUND
   --------------------------------------------------------------------------
     INTER-    THE PRUDENTIAL SERIES FUND - SP        Jennison Associates
   NATIONAL    INTERNATIONAL GROWTH PORTFOLIO:            LLC; Marsico
    EQUITY     Seeks long-term growth of capital.     Capital Management,
               The Portfolio invests primarily in      LLC; William Blair
               stocks of large and medium-sized          & Company, LLC
               companies located in countries
               around the world. Under normal
               market conditions, the portfolio
               invests at least 65% of its total
               assets in common stock of foreign
               companies operating or based in at
               least five different countries,
               which may include countries with
               emerging markets. The Portfolio may
               invest anywhere in the world, but
               generally not in the U.S. and will
               not concentrate investments in any
               particular industry. The Portfolio
               seeks companies that historically
               have had above average growth,
               improving profitability, strong
               balance sheets, management strength
               and strong market share for its
               products. The Portfolio also tries
               to buy such stocks at attractive
               prices in relation to their growth
               prospects.
   --------------------------------------------------------------------------
                    WELLS FARGO VARIABLE TRUST
   --------------------------------------------------------------------------
     INTER-    WELLS FARGO ADVANTAGE VT                Wells Fargo Funds
   NATIONAL    INTERNATIONAL EQUITY FUND - CLASS 1:     Management, LLC,
    EQUITY     seeks long-term capital                   advisor; Wells
               appreciation. The types of              Capital Management
               securities in which the fund             Inc., subadvisor
               normally invests include common
               stock, preferred stock, rights,
               warrants and ADRs. The Fund
               considers equity securities of
               foreign issuers (or foreign
               securities) to be equity securities:
               (1) issued by companies with their
               principal place of business or
               principal office or both, as
               determined in our reasonable
               discretion, in a country other than
               the U.S.; or (2) issued by companies
               for which the principal securities
               trading market is a country other
               than the U.S. The Fund may use
               futures or forward foreign currency
               contracts to manage risk or to
               enhance return. The Fund may hold
               some of its assets in cash or in
               money market instruments, including
               U.S. Government obligations, shares
               of other mutual funds and repurchase
               agreements, or make other short-
               term investments to either maintain
               liquidity or for short-term
               defensive purposes when the
               subadvisor believes it is in the
               best interests of the shareholders
               to do so.
   --------------------------------------------------------------------------
   LARGE-CAP   WELLS FARGO ADVANTAGE VT INTRINSIC      Wells Fargo Funds
     VALUE     VALUE FUND - CLASS 2: seeks              Management, LLC,
               long-term capital appreciation. The    advisor; Metropolitan
               Fund normally invests at least 80%         West Capital
               of its total assets in equity           Management, Inc.,
               securities of large-capitalization          subadvisor
               companies, and up to 20% of its
               total assets in equity securities of
               foreign issuers, through ADRs and
               similar investments. The Fund
               principally invests in equity
               securities of 30 to 50
               large-capitalization companies,
               defined as those within the
               capitalization range of the Russell
               1000(R) Index at the time of
               purchase. The Fund may hold some of
               its assets in cash or in money
               market instruments, including U.S.
               Government obligations, shares of
               other mutual funds and repurchase
               agreements, or make other short-
               term investments to either maintain
               liquidity or for short-term
               defensive purposes when the
               subadvisor believes it is in the
               best interests of the shareholders
               to do so.
   --------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
      TYPE                                                 ADVISOR/
                                                         SUBADVISOR(S)
    -----------------------------------------------------------------------
    LARGE-CAP   WELLS FARGO ADVANTAGE VT OMEGA         Wells Fargo Funds
     GROWTH     GROWTH FUND - CLASS 1: seeks           Management, LLC,
                long-term capital appreciation. The     advisor; Wells
                Fund normally invests at least 80%     Capital Management
                of its assets in equity securities     Inc., subadvisor
                of any market capitalization and may
                invest up to 25% of its assets in
                equity securities of foreign
                issuers, including ADRs and similar
                investments. The Fund invests
                principally in equity securities of
                companies of all market
                capitalizations. The Fund seeks to
                identify companies that have the
                prospect for improving sales and
                earnings growth rates, enjoy a
                competitive advantage and that the
                subadvisor believes have effective
                management with a history of making
                investments that are in the best
                interests of shareholders. The Fund
                may invest in any sector, and at
                times may emphasize one or more
                particular sectors. The Fund may
                hold some of its assets in cash or
                in money market instruments,
                including U.S. Government
                obligations, shares of other mutual
                funds and repurchase agreements, or
                make other short- term investments
                to either maintain liquidity or for
                short-term defensive purposes when
                the subadvisor believes it is in the
                best interests of the shareholders
                to do so.
    -----------------------------------------------------------------------
    SMALL-CAP   WELLS FARGO ADVANTAGE VT SMALL CAP     Wells Fargo Funds
     GROWTH     GROWTH FUND - CLASS 1: seeks           Management, LLC,
                long-term capital appreciation. The     advisor; Wells
                Fund normally invests at least 80%     Capital Management
                of its assets in equity securities     Inc., subadvisor
                of small-capitalization companies.
                The Fund invests principally in
                equity securities of
                small-capitalization companies that
                the manager believes have prospects
                for robust and sustainable growth of
                revenues and earnings.
                Small-capitalization companies are
                defined as those with market
                capitalizations of $3 billion or
                less. The Fund may hold some of its
                assets in cash or in money market
                instruments, including U.S.
                Government obligations, shares of
                other mutual funds and repurchase
                agreements, or make other short-
                term investments to either maintain
                liquidity or for short-term
                defensive purposes when the
                subadvisor believes it is in the
                best interests of the shareholders
                to do so. During these periods, the
                Fund may not achieve its objective.
    -----------------------------------------------------------------------



 "Dow Jones Industrial Average/SM/", "DJIA/SM/", "Dow Industrials/SM/", "The Dow/SM/", and "The Dow 10/SM/", are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios, including, and in particular the Target Managed VIP portfolio The Dow/SM/ DART 10 portfolio, and The Dow/SM/ Target Dividend Portfolio are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

 "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target Managed VIP Portfolio. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

 "The Nasdaq 100(R)", "Nasdaq-100 Index(R)", "Nasdaq Stock Market(R)", and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE NASDAQ TARGET 15 PORTFOLIO OR THE TARGET MANAGED VIP PORTFOLIO.

 "Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness/TM/ Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP(R) Portfolio and Value Line Target 25 Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.

 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

 Prudential Real Estate Investors is a business unit of Prudential Investment Management, Inc.

 Security Capital Research & Management Incorporated is a wholly owned subsidiary of J.P. Morgan Investment Management Inc.


 WHAT ARE THE FIXED ALLOCATIONS?
 The Fixed Allocations consist of the MVA Fixed Allocations, the DCA Fixed Rate Options used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), the Fixed Allocations used with our dollar-cost averaging program, and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the Prospectus concerning Highest Daily Lifetime Five. We describe the Fixed Allocations used with our dollar cost averaging program outside of the 6 or 12 Month DCA Program in the section entitled "Do You Offer Dollar
 Cost Averaging?" We no longer offer our 6 or 12 Month DCA Program.


 MVA FIXED ALLOCATIONS. We offer MVA Fixed Allocations of different durations during the accumulation period. These "MVA Fixed Allocations" earn a guaranteed fixed rate of interest as long as you remain invested for a specified period of time, called the

 "Guarantee Period." In most states, we offer MVA Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose MVA Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate as long as you remain invested for the entire Guarantee Period. However, for MVA Fixed Allocations, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one MVA Fixed Allocation at a time.


 MVA Fixed Allocations are not available in Washington, Nevada, North Dakota, Maryland and Vermont. Availability of MVA Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of MVA Fixed Allocations in your state and for your annuity product. You may not allocate Account Value to MVA Fixed Allocations if you have elected the following Optional Benefits: Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Income Benefit, Highest Daily Lifetime Seven Income Benefit, Spousal Highest Daily Lifetime Seven Income Benefit, Highest Daily Value Death Benefit, Highest Daily Lifetime Seven with Beneficiary Income Option, Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, GRO, GRO Plus, GRO Plus 2008, Highest Daily GRO, Highest Daily GRO II, GRO Plus II, Highest Daily Lifetime 7 Plus Income Benefit, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime 6 Plus. The interest rate that we credit to the MVA Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 No specific fees or expenses are deducted when determining the rate we credit to an MVA Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the MVA Fixed Allocations.

 DCA FIXED RATE OPTIONS. In addition to Fixed Allocations that are subject to a Market Value Adjustment, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), and are not subject to any MVA. Account Value allocated to the DCA Fixed Rate Options earns the declared rate of interest while it is transferred over a 6 month or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount that you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.

                               FEES AND CHARGES

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering an Annuity and, in the case of XT6, ASAP III and APEX II to offset a portion of the costs associated with offering any Credits which are funded through Prudential Annuities' general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for ASAP III, XT6 and APEX II, appreciation on amounts that represent any Credits.

 WHAT ARE THE CONTRACT FEES AND CHARGES?

 CONTINGENT DEFERRED SALES CHARGE ("CDSC"): We do not deduct a sales charge from purchase payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for ASAP III, APEX II and XT6 are shown under "Summary of Contract Fees and Charges". No CDSC is deducted from ASL II Annuities. If you purchase XT6 and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.


 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from purchase payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".


 TRANSFER FEE: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20/th/ in each Annuity Year. The fee will never be more than $15.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program") and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value (including any amount in Fixed Allocations), whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. With respect to ASAP III, APEX II and ASL II, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to XT6, we deduct the Annual Maintenance Fee regardless of Account Value. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a Medically-Related Surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a non-qualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.


 TAX CHARGE: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of purchase payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.


 INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


 The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

 DISTRIBUTION CHARGE: For ASAP III and XT6, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges" on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to XT6, the costs associated with offering Credits which are funded through Prudential Annuities general account. The Distribution Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.

 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.


 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are assessed against each portfolio's net assets, and reflected daily by each portfolio before it provides Prudential Annuities with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the portfolios, which can be obtained by calling 1-888-PRU-2888.


 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from an MVA Fixed Allocation.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?

 If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). Currently, we only offer fixed payment options.


 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY


 PLEASE NOTE THAT THESE ANNUITIES ARE NO LONGER AVAILABLE FOR NEW SALES. THE INFORMATION PROVIDED IN THIS SECTION IS FOR INFORMATIONAL PURPOSES ONLY.


 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?


 We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. ALL SUCH CONDITIONS ARE DESCRIBED BELOW.


 INITIAL PURCHASE PAYMENT: We no longer allow new purchases of these Annuities. Previously, you must have made a minimum initial Purchase Payment as follows:
 $1,000 for ASAP III, $10,000 for XT6 and APEX II and $15,000 for ASL II. However, if you decided to make payments under a systematic investment or an electronic funds transfer program, we would have accepted a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment totaled the minimum initial Purchase Payment amount required for the Annuity purchased.


 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in "Additional Purchase Payments," below.

 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 SPECULATIVE INVESTING: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.

 Except as noted below, purchase payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, purchase payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional's broker-dealer firm. Additional purchase payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.


 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for ASAP III, age 75 for XT6 and age 85 for APEX II and ASL II. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 "BENEFICIARY" ANNUITY
 If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.


 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this Prospectus.


 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your prospectus.

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional purchase payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's" into a single contract as part of this "Beneficiary" Annuity. You may not elect any optional living or death benefits. Annuity Rewards is not available.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month Dollar Cost Averaging Program), Systematic Withdrawals, and Third Party Investment Advisor.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.

   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used.


 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any joint
    Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;
..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
..   a change in Beneficiary if the Owner had previously made the designation irrevocable;
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors; and
..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections of this Prospectus for any such restrictions.


 If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Generally, any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us (unless an alternative rule is stipulated by applicable State law). We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We are not responsible for any transactions processed before a change of Owner and/or Beneficiary, and an assignment of the Annuity, is accepted and recorded by us. We accept assignments of non-qualified Annuities only.

 UNLESS PROHIBITED BY APPLICABLE STATE LAW, WE RESERVE THE RIGHT TO REFUSE A PROPOSED CHANGE OF OWNER AND/OR BENEFICIARY, AND A PROPOSED ASSIGNMENT OF THE ANNUITY.

 We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
..   a company(ies) that issues or manages viatical or structured settlements;
..   an institutional investment company;
..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA"); or
..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

 WE WILL IMPLEMENT THIS RIGHT ON A NON-DISCRIMINATORY BASIS, AND TO THE EXTENT ALLOWED BY STATE LAW, AND WE ARE NOT OBLIGATED TO PROCESS YOUR REQUEST WITHIN ANY PARTICULAR TIME FRAME.


 For New York Annuities, a request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations is effective when signed, and an assignment is effective upon our receipt. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.

 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.


 Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract owners.

 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Annuity is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.


 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period and may be subject to a market value adjustment if it was allocated to a MVA Fixed Allocation, to the extent allowed by State law. With respect to XT6, if you return your Annuity, we will not return any XTra Credits we applied your Annuity based on your purchase payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such benefit. Additional purchase payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity), or prior to the Account Value being reduced to zero. Purchase payments are not permitted if the Annuity is held as a Beneficiary Annuity. Please see the "Living Benefits" section of this prospectus for further information on additional Purchase Payments.

 Additional Purchase payments may be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1 million, as described in more detail in "Purchasing Your Annuity - Initial Purchase Payment".

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

 You can make additional purchase payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless your Annuity is being held as a Beneficiary Annuity). We call our electronic funds transfer program "the Systematic Investment Plan." purchase payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.


 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic purchase payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic purchase payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent purchase payments.)

 INITIAL PURCHASE PAYMENT: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more available Sub-accounts or available Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

 SUBSEQUENT PURCHASE PAYMENTS: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional purchase payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions. Unless you tell us otherwise, purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE ASAP III AND APEX II ANNUITIES?
 We apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). With respect to ASAP III, for annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 0.50% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to APEX II, for annuities issued between June 20, 2005 and February 12, 2006, the Loyalty Credit is equal to 2.25% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For APEX II Annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 2.75% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

 If the total purchase payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Guaranteed Minimum Withdrawal Benefit, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity
 Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.

 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE ASAP III AND APEX II ANNUITIES?
 Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Sub-accounts according to the "hierarchy" described in this paragraph. This hierarchy consists of a priority list of investment options, and the Loyalty Credit is applied based on which of the items below is applicable and in effect when the Loyalty Credit is applied. Thus, if a given item in the priority list is inapplicable to you, we move to the next item. The hierarchy is as follows: (a) if you participate in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), any Loyalty Credit will be invested in accordance with such Program, (b) if you participate in an asset allocation program (see Appendix D for a description of such programs), in accordance with that program, (c) in accordance with your standing allocation instructions (d) if you participate in the Systematic Investment Plan, in accordance with that Plan, (e) if you participate in an automatic rebalancing program, in accordance with that program (f) in accordance with how your most recent purchase payment was allocated and (g) otherwise in accordance with your instructions, if items (a) through (f) above are not permitted or applicable.

 EXAMPLE OF APPLYING THE LOYALTY CREDIT WITH RESPECT TO ASAP III.
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of purchase payments made during the first four

 Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.

 EXAMPLE OF APPLYING THE LOYALTY CREDIT WITH RESPECT TO APEX II.
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of purchase payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

 HOW DO I RECEIVE CREDITS UNDER THE XT6 ANNUITY?
 We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:

 For annuities issued on or after February 13, 2006 (subject to state availability):

                             ANNUITY YEAR  CREDIT
                             ---------------------
                                 1         6.50%
                                 2         5.00%
                                 3         4.00%
                                 4         3.00%
                                 5         2.00%
                                 6         1.00%
                                 7+        0.00%
                             ---------------------

 For annuities issued prior to February 13, 2006:

                             ANNUITY YEAR  CREDIT
                             ---------------------
                                 1         6.00%
                                 2         5.00%
                                 3         4.00%
                                 4         3.00%
                                 5         2.00%
                                 6         1.00%
                                 7+        0.00%
                             ---------------------

 CREDITS APPLIED TO PURCHASE PAYMENTS FOR DESIGNATED CLASS OF ANNUITY OWNER Prior to May 1, 2004, where allowed by state law, Annuities could be purchased by a member of the class defined below, with a different table of Credits. The Credit applied to all purchase payments on such Annuities is as follows based on the Annuity Year in which the Purchase Payment was made: Year 1 -9.0%; Year 2 -9.0%; Year 3 -8.5%; Year 4 -8.0%; Year 5 -7.0%; Year 6 -6.0%; Year 7 -5.0%;
 Year 8 -4.0%; Year 9 -3.0%; Year 10 -2%; Year 11+ -0.0%.

 The designated class of Annuity Owners included: (a) any parent company, affiliate or subsidiary of ours; (b) an officer, director, employee, retiree, sales representative, or in the case of an affiliated broker-dealer, registered representative of such company; (c) a director, officer or trustee of any underlying mutual fund; (d) a director, officer or employee of any investment manager, sub-advisor, transfer agent, custodian, auditing, legal or administrative services provider that is providing investment management, advisory, transfer agency, custodian-ship, auditing, legal and/or administrative services to an underlying mutual fund or any affiliate of such firm; (e) a director, officer, employee or registered representative of a broker-dealer or insurance agency that has a then current selling agreement with us and/or with Prudential Annuities Distributors, Inc., a Prudential Financial Company; (f) a director, officer, employee or authorized representative of any firm providing us or our affiliates with regular legal, actuarial, auditing, underwriting, claims, administrative, computer support, marketing, office or other services; (g) the then current spouse of any such person noted in (b) through (f), above; (h) the parents of any such person noted in (b) through (g), above; (i) the child(ren) or other legal dependent under the age of 21 of any such person noted in (b) through (h); and (j) the siblings of any such persons noted in (b) through (h) above.

 All other terms and conditions of the Annuity apply to Owners in the designated class.

 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT6 ANNUITY?
 Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 EXAMPLES OF APPLYING CREDITS

 INITIAL PURCHASE PAYMENT
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 X .065) to your Account Value in the proportion that your Purchase Payment is allocated.

 ADDITIONAL PURCHASE PAYMENT IN ANNUITY YEAR 2
 Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

 ADDITIONAL PURCHASE PAYMENT IN ANNUITY YEAR 6
 Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.

 The amount of any XTra Credits applied to your XT6 Annuity Account Value can be taken back by Prudential Annuities under certain circumstances:
..   any XTra Credits applied to your Account Value on purchase payments made within the 12 months before the Owner's (or Annuitant's if entity owned) date of death will be taken back (to the extent allowed by state law);

..   the amount available under the Medically-Related Surrender portion of the
    Annuity will not include the amount of any XTra Credits payable on purchase payments made within 12 months prior to the date of a request under the Medically-Related Surrender provision (to the extent allowed by State law); and

..   if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any XTra Credits.

 The Account Value may be substantially reduced if Prudential Annuities takes back the XTra Credit amount under these circumstances. The amount we take back will equal the XTra Credit, without adjustment up or down for investment performance. Therefore, any gain on the XTra Credit amount will not be taken back. But if there was a loss on the XTra Credit, the amount we take back will still equal amount of the XTra Credit. We do not deduct a CDSC in any situation where we take back the XTra Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to purchase payments.

 GENERAL INFORMATION ABOUT CREDITS
..   We do not consider Credits to be "investment in the contract" for income tax purposes.
..   You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of purchase payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. You may not transfer Account Value to any Fixed Allocation used with a dollar cost averaging program or any DCA Fixed Rate Options. You may only allocate purchase payments to Fixed Allocations used with a dollar cost averaging program or the DCA Fixed Rate Options.

 Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time (or one hour prior to any announced closing of the applicable securities exchange) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities' Internet website (www.prudentialannuities.com).


 Currently, we charge $10.00 for each transfer after the 20/th/ transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month Dollar Cost Averaging Program), Automatic Rebalancing or asset allocation program do not count toward the 20 free transfer limit. Renewals or transfers of Account Value from an MVA Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account, or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals;(ii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 Contract owners in New York who purchased their contracts prior to March 15, 2004 are not subject to the specific restrictions outlined in bulleted paragraphs immediately above. In addition, there are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.


 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY. The portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to:
 (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number), and
 (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.


 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER DOLLAR COST AVERAGING?
 Yes. As discussed below, we offer Dollar Cost Averaging programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from Fixed Allocations or DCA Fixed Rate Options. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program.

 You can Dollar Cost Average from Sub-accounts, the Fixed Allocations or the DCA Fixed Rate Options. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
   . You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years (except for the DCA Fixed Rate Options).
   . You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
   . Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

 NOTE: WHEN A DOLLAR COST AVERAGING PROGRAM IS ESTABLISHED FROM A FIXED ALLOCATION OR A DCA FIXED RATE OPTION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS. THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE FIXED ALLOCATION OR A DCA FIXED RATE OPTION OVER THE GUARANTEE PERIOD OR THE DURATION OF THE PROGRAM, RESPECTIVELY.

 The Dollar Cost Averaging programs are not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits.

 Prudential Annuities originally offered specific Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program on the APEX II product. Those 6 month/12 month Fixed Allocations were designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers commenced on the date the Fixed Allocation was established, and then proceeded each month following until the entire principal amount plus earnings was transferred. Fixed Allocations could only be established with your initial Purchase Payment or additional purchase payments. You could not transfer existing Account Value to a Fixed Allocation. We discontinued offering these 6 and 12 month Fixed Allocations beginning on May 1, 2009.


 Under our current dollar cost averaging program used with Fixed Allocations, Account Value allocated to the Fixed Allocations will be transferred to the Sub-accounts you choose. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account unless restricted due to benefit election. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s). Please note that under the 6 or 12 Month DCA Program (described immediately below), no Market Value Adjustment applies.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM"). WE NO LONGER OFFER OUR 6 OR 12 MONTH DCA PROGRAM.
 The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the Highest Anniversary Value death benefit and the Combination 5% Roll-up + HAV death benefit are the only death benefits you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. These DCA Fixed Rate Options are distinct from the Fixed Allocations described immediately above. Most notably, transfers out of a DCA Fixed Rate Option are never subject to a Market Value Adjustment. Dollar cost averaging does not assure a profit, or protect against a loss.

 THE KEY FEATURES OF THIS PROGRAM ARE AS FOLLOWS:
   . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
   .   As part of your election to participate in the 6 or 12 Month DCA
       Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment (including any associated credit) you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
   . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
   . The first transfer under the Program occurs on the day you allocate a Purchase Payment to the DCA Fixed Rate Options (unless modified to comply with State law) and on each month following until the entire principal amount plus earnings is transferred.
   .   We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
   . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.
   . If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Spousal Highest Daily Lifetime 7 Plus or Spousal Highest Daily Lifetime 6 Plus (as applicable) and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).
   . If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the
       6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
   . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.
   .   We impose no fee for your participation in the 6 or 12 Month DCA Program.
   . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
   . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
   . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA
       Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
   . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
   . The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."

 NOTE: WHEN A 6 OR 12 MONTH DCA PROGRAM IS ESTABLISHED FROM A DCA FIXED RATE OPTION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS (INCLUDING ANY TRANSFERS UNDER AN OPTIONAL BENEFIT FORMULA). THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE DCA FIXED RATE OPTION.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), which is available if you have elected one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, Highest Daily GRO II, or GRO Plus II benefits.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing; you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and
 (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
 We currently do not offer any asset allocation programs for use with your Annuity. Prior to December 5, 2005, we made certain asset allocation programs available. If you enrolled in one of the asset allocation programs prior to December 5, 2005, see the Appendix D entitled, "Additional Information on the Asset Allocation Programs" for more information on how the programs are administered.

 WHAT IS THE BALANCED INVESTMENT PROGRAM?
 We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment (which may be positive or negative). You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program. This program is not available if your Annuity is held as a Beneficiary Annuity.

      EXAMPLE
      Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

 * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
 Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. EVEN IF THIS IS THE CASE, HOWEVER, PLEASE NOTE THAT THE INVESTMENT ADVISOR YOU ENGAGE TO PROVIDE ADVICE AND/OR MAKE TRANSFERS FOR YOU, IS NOT ACTING ON OUR BEHALF, BUT RATHER IS ACTING ON YOUR BEHALF. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we may not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

 We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of Prudential Annuities.

 PLEASE NOTE: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).

 LIMITATIONS THAT WE MAY IMPOSE ON YOUR FINANCIAL PROFESSIONAL OR INVESTMENT ADVISOR UNDER THE TERMS OF THE ADMINISTRATIVE AGREEMENT DO NOT APPLY TO FINANCIAL TRANSACTIONS REQUESTED BY AN OWNER ON THEIR OWN BEHALF, EXCEPT AS OTHERWISE DESCRIBED IN THIS PROSPECTUS.

 HOW DO THE FIXED ALLOCATIONS WORK?

 We credit a fixed interest rate to the Fixed Allocation so long as you remain invested for a set period of time called a "Guarantee Period." (Note that the discussion in this section of Guarantee Periods is not applicable to the Benefit Fixed Rate Account and the DCA Fixed Rate Options). Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

 The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change so long as you remain invested for the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates, in our sole discretion, for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-888-PRU-2888.


 A Guarantee Period for a Fixed Allocation begins:
   . when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
   . upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
   .   when you "renew" a Fixed Allocation by electing a new Guarantee Period.

 To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or the Balanced Investment Program.

 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional purchase payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
 We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. For some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

 We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.


 The interest rate we credit for a Fixed Allocation may be subject to a minimum rate which may vary by state. Please refer to the Statement of Additional Information. In certain states, the interest rate may be subject to a minimum under state law or regulation.


 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
 If you transfer or withdraw Account Value from a MVA Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". Under certain optional benefits (such as GRO and GRO Plus) a formula transfers amounts between the MVA Fixed Allocations and the Permitted Sub-accounts. The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. Any Market Value Adjustment that applies will be subject to our rules for complying with applicable state law.
..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.
..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

 MVA FORMULA
 The MVA formula is applied separately to each MVA Fixed Allocation to determine the Account Value of the MVA Fixed Allocation on a particular date. The formula is as follows:


                         [(1+I)/(1+J+0.0010)]^/(N/365)/


                                     where:

        I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        N is the number of days remaining in the original Guarantee Period.


 The denominator of the MVA formula includes a factor, currently equal to
 0.0010 or 10%. The factor is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Allocation.


 If you surrender your Annuity under the right to cancel provision, the MVA formula is:


                          [(1 + I)/(1 + J)]^/(N/365)/


 MVA EXAMPLES
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
   . You allocate $50,000 into a MVA Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
   . The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
   . You make no withdrawals or transfers until you decide to withdraw the entire MVA Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

 EXAMPLE OF POSITIVE MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:


   MVA Factor = [(1+I)/(1+J+0.0010)]^/(N/365)/ = [1.055/1.041]/2/ = 1.027078

                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,448.56

 EXAMPLE OF NEGATIVE MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:


   MVA Factor = [(1+I)/(1+J+0.0010)]^/(N/365)/ = [1.055/1.071]/2/ = 0.970345

                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
 The "Maturity Date" for a MVA Fixed Allocation is the last day of the Guarantee Period (note that the discussion in this section of Guarantee Periods is not applicable to the Fixed Allocations used with a dollar cost averaging program, the Benefit Fixed Rate Account, and the DCA Fixed Rate options). Before the Maturity Date, you may choose to renew the MVA Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that MVA Fixed Allocation's Account Value to another MVA Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a MVA Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all MVA Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

 IF YOU DO NOT SPECIFY HOW YOU WANT A FIXED ALLOCATION TO BE ALLOCATED ON ITS MATURITY DATE, WE WILL THEN TRANSFER THE ACCOUNT VALUE IN THE FIXED ALLOCATION TO THE AST MONEY MARKET SUB-ACCOUNT. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to MVA Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, as permitted, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.


 If you participate in certain Lifetime Guaranteed Minimum Withdrawal Benefits, and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself may terminate. See "Living Benefits" later in this prospectus for more information.


 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES?

 DURING THE ACCUMULATION PERIOD

 For federal income tax purposes, a distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.


 DURING THE ANNUITIZATION PERIOD
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about nonqualified Annuities.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.


 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments, as described in "Fees, Charges and Deductions - Contingent Deferred Sales Charge ("CDSC")" earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. (This step does not apply if all Purchase Payments have been previously withdrawn.)
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.


 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (NOTE, HOWEVER, THAT WE DO NOT PERMIT COMMUTATION ONCE ANNUITY PAYMENTS HAVE COMMENCED).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all purchase payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?

 Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select ("systematic withdrawals"). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

 You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

 You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

 Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

 We will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

 If you have a Guaranteed Lifetime Minimum Withdrawal Benefit or the Guaranteed Minimum Withdrawal Benefit (GMWB) and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
..   Excluding Lifetime Five and GMWB, systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.
..   If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount, Annual Withdrawal Amount (only applicable to Lifetime Five), Protected Annual Withdrawal Amount (only applicable to GMWB) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount, Protected Annual Withdrawal Amount, or LIA Amount,
    and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
..   If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, Annual Withdrawal Amount, Protected Annual Withdrawal Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further increase the impact on your future guaranteed withdrawal amounts.

..   For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Living Benefits" later in this prospectus.


 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(T) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any MVA Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under
 Section 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities. However, no MVA will be assessed on a withdrawal taken to meet RMD requirements applicable to your Annuity.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any MVA Fixed Allocations.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below (a "Medically-Related Surrender"). The requirements of such a surrender and waiver may vary by state. We may apply a Market Value Adjustment to any MVA Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to XT6, (a) the amount of any XTra Credits applied within 12 months prior to your request to surrender your Annuity (or as otherwise stipulated by applicable State law); and (b) the amount of any XTra Credits added in conjunction with any purchase payments received after our receipt of your request for a Medically-Related Surrender (e.g. purchase payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back XTra Credits as described above (if allowed by State law).


 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

   . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a Medically-Related Surrender;

   . the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional purchase payments can be made to the Annuity.

 A "Contingency Event" occurs if the Annuitant is:
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.


 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This waiver is not available in Massachusetts.


 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make available annuity options that provide fixed annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. See section below entitled "How and When Do I Choose the Annuity Payment Option?"

 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, with respect to XT6, you may not annuitize within the first three Annuity Years and with respect to ASAP III and APEX II, you may not annuitize within the first Annuity Year. With respect to the ASL II Annuity, you may annuitize immediately, if you wish.

 For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

 OPTION 1
 PAYMENTS FOR LIFE: Under this option, income is payable periodically until the death of the "Key Life". The "Key Life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the Key Life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the Key Life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 OPTION 2
 PAYMENTS BASED ON JOINT LIVES: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Key Lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 OPTION 3
 PAYMENTS FOR LIFE WITH A CERTAIN PERIOD: Under this option, income is payable until the death of the Key Life. However, if the Key Life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity. If this Annuity is issued as a Qualified Annuity contract and annuity payments begin after age 92, then this Option will be modified to permit a period certain that will end no later than the life expectancy of the annuitant defined under the IRS Required Minimum Distribution tables.

 OPTION 4
 FIXED PAYMENTS FOR A CERTAIN PERIOD: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the insurance charge assessed to cover the risk that Key Lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

 We may make different annuity and settlement options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

 You have a right to choose your Annuity Date, provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

 For Annuities issued prior to November 20, 2006:
   . if you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85/th/ birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
   . unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

 For Annuities issued on or after November 20, 2006:
   . Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the later of the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and the fifth anniversary of the Issue Date.
   . If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 HOW ARE ANNUITY PAYMENTS CALCULATED?

 FIXED ANNUITY PAYMENTS
 If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the Key Life. Otherwise, the rates will differ according to the gender of the Key Life.

 ADJUSTABLE ANNUITY PAYMENTS
 We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefit, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:

 Guaranteed Return Option Plus II (GRO Plus II)
 Highest Daily Guaranteed Return Option II (HD GRO II)

 Guaranteed Return Option (GRO)/1/
 Guaranteed Return Option Plus (GRO Plus)/1/
 Guaranteed Return Option Plus 2008 (GRO Plus 2008)/1/
 Highest Daily Guaranteed Return Option (Highest Daily GRO)/1/


 Guaranteed Minimum Withdrawal Benefit (GMWB)/1/
 Guaranteed Minimum Income Benefit (GMIB)/1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit/1/ Highest Daily Lifetime Five Income Benefit/1/
 Highest Daily Lifetime Seven Income Benefit/1/
 Spousal Highest Daily Lifetime Seven Income Benefit/1/
 Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/ Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit/1/ Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/
 Highest Daily Lifetime 7 Plus Income Benefit/1/
 Spousal Highest Daily Lifetime 7 Plus Income Benefit/1/
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit/1/ Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/

 Highest Daily Lifetime 6 Plus Income Benefit/1/
 Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator/1/ Spousal Highest Daily Lifetime 6 Plus Income Benefit/1/


 (1)No longer available for new elections.

 Here is a general description of each kind of living benefit that exists under this Annuity:
..   GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or MVA Fixed Allocations, for certain of the benefits). The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.
..   GUARANTEED MINIMUM INCOME BENEFIT OR ("GMIB"). As discussed elsewhere in this Prospectus, you have the right under your Annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.

..   GUARANTEED MINIMUM WITHDRAWAL BENEFIT OR ("GMWB"). This benefit is designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal over time, even if the value of the annuity itself has declined. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. This benefit is no longer available for new elections.
..   LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime
    Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called "Excess Income," will result in a permanent reduction in future guaranteed withdrawal amounts. If you purchased your contract in New York and wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

 FINALLY, PLEASE NOTE THAT CERTAIN OF THESE BENEFITS REQUIRE YOUR PARTICIPATION IN A PREDETERMINED MATHEMATICAL FORMULA THAT MAY TRANSFER YOUR ACCOUNT VALUE BETWEEN CERTAIN PERMITTED SUB-ACCOUNTS AND A BOND PORTFOLIO SUB-ACCOUNT (OR THE GENERAL ACCOUNT, FOR ONE OF THE BENEFITS). ALTHOUGH NOT GUARANTEED, THE OPTIONAL LIVING BENEFIT INVESTMENT REQUIREMENTS AND THE APPLICABLE FORMULA ARE DESIGNED TO REDUCE THE DIFFERENCE BETWEEN YOUR ACCOUNT VALUE AND OUR LIABILITY UNDER THE BENEFIT. MINIMIZING SUCH DIFFERENCE GENERALLY BENEFITS US BY DECREASING THE RISK THAT WE WILL USE OUR OWN ASSETS TO MAKE BENEFIT PAYMENTS TO YOU. THOUGH THE INVESTMENT REQUIREMENTS AND FORMULAS ARE DESIGNED TO REDUCE RISK, THEY DO NOT GUARANTEE ANY APPRECIATION OF YOUR ACCOUNT VALUE. IN FACT, THEY COULD MEAN THAT YOU MISS APPRECIATION OPPORTUNITIES IN OTHER INVESTMENT OPTIONS. WE ARE NOT PROVIDING YOU WITH INVESTMENT ADVICE THROUGH THE USE OF ANY OF THE FORMULAS. IN ADDITION, THE FORMULAS DO NOT CONSTITUTE AN INVESTMENT STRATEGY THAT WE ARE RECOMMENDING TO YOU.

 In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years.

 PLEASE REFER TO THE BENEFIT DESCRIPTIONS THAT FOLLOW FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. INVESTMENT RESTRICTIONS APPLY IF YOU ELECT CERTAIN OPTIONAL LIVING BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. WE RESERVE THE RIGHT TO TERMINATE THIS BENEFIT IF YOU ALLOCATE FUNDS INTO NON-PERMITTED INVESTMENT OPTIONS. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).

 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS

 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period to make a new benefit election (you may elect a new benefit beginning on the next Valuation
 Day) provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. THERE IS NO GUARANTEE THAT ANY BENEFIT WILL BE AVAILABLE FOR ELECTION AT A LATER DATE.


 Certain living benefits involve your participation in a pre-determined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.

 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a

 "spouse" as a person of the opposite sex). Depending on the state in which your Annuity is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.

 GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel GRO Plus II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit and the Plus40 Optional Life Insurance Rider. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 Under GRO Plus II, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may "manually" lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count toward the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. Conversely, the fact that you "manually" locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions (see below "Key Feature - Allocation of Account Value"). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program. The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2010 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2011 would increase the base guarantee amount to $130,000.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000
..   An enhanced guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):



Withdrawal Amount                                                                 $ 50,000
Divided by Account Value before withdrawal                                        $300,000
Equals ratio                                                                         16.67%
All guarantees will be reduced by the above ratio (16.67%) Base guarantee amount  $166,667
Enhanced guarantee amount                                                         $250,000



 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II. For purposes of this benefit, we refer to those permitted investment options (other than the required bond portfolio Sub-accounts discussed below) as the "Permitted Sub-accounts."

 GRO Plus II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your Rider schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts in certain other scenarios. The formula is set forth in Appendix O of this prospectus, and applies to both (a) GRO Plus II and (b) elections of HD GRO II made prior to July 16, 2010. A summary description of each AST bond portfolio Sub-account appears within the section entitled "What Are The Investment Objectives and Policies Of The Portfolios?". You can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the GRO Plus II formula, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-Account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefits). If you have elected GRO Plus II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the predetermined mathematical formula, and thus you may not allocate purchase payments to or make transfers to or from such a Sub-account. Please see the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the "current liability" may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability: in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value within the AST bond portfolio Sub-account into the Permitted Sub-accounts in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have elected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   On March 20, 2010 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula)--the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with these benefits, and you may not allocate purchase payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect GRO Plus II. However you will lose all guarantees that you had accumulated under those benefits. The base guarantee under GRO Plus II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the

 Permitted Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" above for more details). It is possible that over time the formula could transfer some, none, or most of the Account Value to the AST bond portfolio Sub-accounts under GRO Plus II. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE GRO PLUS II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER ANY NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT BENEFIT EFFECTIVENESS. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE GRO PLUS II BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE GRO PLUS II BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 THERE IS NO GUARANTEE THAT ANY BENEFIT WILL BE AVAILABLE FOR ELECTION AT A LATER DATE.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Options section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit or the Plus40 Optional Life Insurance Rider. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing
 January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):



     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $300,000
     Equals ratio                                                   16.67%
     All guarantees will be reduced by the above ratio (16.67%)
     Initial guarantee amount                                    $166,667
     Additional guarantee amount                                 $250,000



 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix Q of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options". In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value transfers between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
..   On March 18, 2011 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);

..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New
 York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HD GRO II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT THE TIME THE NEW BENEFIT BECOMES EFFECTIVE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL.

 THERE IS NO GUARANTEE THAT ANY BENEFIT WILL BE AVAILABLE FOR ELECTION AT A LATER DATE.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


 GUARANTEED RETURN OPTION PLUS (GRO PLUS)
 GRO PLUS IS NO LONGER AVAILABLE FOR ELECTION.

 GRO Plus is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the benefit remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value"). The benefit also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your benefit. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee. If the maturity date of any guarantee under GRO Plus is not a Valuation Day, and we are required to contribute an amount to your Account Value with respect to that maturing guarantee, we would contribute such an amount on the next Valuation Day.

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and MVA Fixed Allocations used to support the Protected Principal Value(s). The benefit may be appropriate if you wish to protect a principal amount against poor Sub-account performance as of a specific date in the future. There is an additional charge if you elected the Guaranteed Return Option Plus benefit.

 The guarantees provided by the benefit exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter.

 KEY FEATURE - PROTECTED PRINCIPAL VALUE/ENHANCED PROTECTED PRINCIPAL VALUE The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

   . BASE GUARANTEE: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the benefit remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the benefit remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the base guarantee by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the base guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

   . ENHANCED GUARANTEE: On any anniversary following commencement of the benefit, you can establish an enhanced guarantee amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of the specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. YOU CAN ELECT AN ENHANCED GUARANTEE MORE THAN ONCE; HOWEVER, A SUBSEQUENT ELECTION SUPERSEDES THE PRIOR ELECTION OF AN ENHANCED GUARANTEE. ELECTION OF AN ENHANCED GUARANTEE DOES NOT IMPACT THE BASE GUARANTEE. IN ADDITION, YOU MAY ELECT AN "AUTO STEP-UP" FEATURE THAT WILL AUTOMATICALLY CREATE AN ENHANCED GUARANTEE (OR INCREASE YOUR ENHANCED GUARANTEE, IF PREVIOUSLY ELECTED) ON EACH ANNIVERSARY OF THE BENEFIT (AND CREATE A NEW MATURITY PERIOD FOR THE NEW ENHANCED GUARANTEE) IF THE ACCOUNT VALUE AS OF THAT ANNIVERSARY EXCEEDS THE PROTECTED PRINCIPAL VALUE AND ENHANCED PROTECTED PRINCIPAL VALUE BY 7% OR MORE. YOU MAY ALSO ELECT TO TERMINATE AN ENHANCED GUARANTEE. IF YOU ELECT TO TERMINATE AN ENHANCED GUARANTEE, ANY AMOUNTS HELD IN THE MVA FIXED ALLOCATIONS FOR THE ENHANCED GUARANTEE WILL BE LIQUIDATED, ON THE VALUATION DAY THE REQUEST IS PROCESSED, (WHICH MAY RESULT IN A MARKET VALUE ADJUSTMENT), AND SUCH AMOUNTS WILL BE TRANSFERRED

       ACCORDING TO THE RULES DESCRIBED IN "TERMINATION OF THE BENEFIT/ ENHANCED GUARANTEE". TERMINATION OF AN ENHANCED GUARANTEE WILL NOT RESULT IN TERMINATION OF THE BASE GUARANTEE. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value. Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

 If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-Up Guarantee" in the rider we issue for this benefit.

 WITHDRAWALS UNDER YOUR ANNUITY
 Withdrawals from your Annuity, while the benefit is in effect, will reduce the base guarantee under the benefit as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the benefit (adjusted for any subsequent purchase payments and, with respect to XT6, any Credits applied to such purchase payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment (which may be positive or negative) that would apply.

 Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus benefit, however, any partial withdrawals in payment of charges for the Plus40 Optional Life Insurance Rider (not currently offered for sale) and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus benefit are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under XT6); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79)
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

 GRO Plus uses a mathematical formula that we operate to help manage your guarantees through all market cycles. Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". The formula does this by (a) first identifying each guarantee that is outstanding under GRO Plus (b) then discounting the value of each such guarantee to a present value, based on crediting rates associated with the MVA Fixed Allocations, then (c) identifying the largest of such present values. Then, the formula compares the largest present value to both the Account Value and the value of assets allocated to the Sub-accounts to determine whether a transfer into or out of the MVA Fixed Allocations is required. As detailed in the formula, if that largest present value exceeds the Account Value less a percentage of the Sub-account value, a transfer into the MVA Fixed Allocations will occur. Conversely, if the largest present value is less than the Account Value less a percentage of the Sub-account value, a transfer out of the MVA Fixed Allocations will occur. This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the MVA Fixed Allocations). The formula is set forth in Appendix L.


 If your Account Value is greater than or equal to the reallocation trigger, then:
..   your Account Value in the Sub-accounts will remain allocated according to your most recent instructions; and
..   if a portion of your Account Value is allocated to an MVA Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts will be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time;
..   if all of your Account Value is allocated to an MVA Fixed Allocation, then all or a portion of that amount may be transferred from the MVA Fixed Allocation and re-allocated to the Sub-accounts, according to the following hierarchy: (i) first according to any asset allocation program that you may have in effect (ii) if no such program is in effect, then in accordance with any automatic rebalancing program that you may have in effect and
    (iii) if neither such program is in effect, then to the AST Money Market Sub-account; and
..   a Market Value Adjustment will apply when we reallocate Account Value from an MVA Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

 If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable MVA Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. With respect to any amounts held within the MVA Fixed Allocations, we can give no assurance how long the amounts will reside there or if such amounts will transfer out of the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the MVA Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocations.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when an MVA Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to MVA Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive Sub-account performance and/or under circumstances where MVA Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where MVA Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts under the formula differently than each other because of the different guarantees they support.

 You should be aware of the following potential ramifications of the formula:
..   Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
..   Transfers under the formula do not impact your guarantees under GRO Plus that have already been locked-in.

 ELECTION OF THE BENEFIT
 We no longer permit new elections of GRO Plus. If you currently participate in GRO Plus, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GRO PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT/ENHANCED GUARANTEE
 You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus benefit entirely, in which case you will lose any existing guarantees.

 Upon termination of the benefit or of the enhanced guarantee, any amounts held in the MVA Fixed Allocations related to the guarantee(s) being terminated will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata, based on your Account Value in such Sub-accounts on the day of the transfer, unless we receive other prior instructions from you or
 (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program
 (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether an MVA applies depends solely on the terms of the death benefit - see the Death Benefit section of this prospectus).

 In general, you may cancel GRO Plus and then elect another living benefit that is available post issue, effective on any Valuation Day after your cancellation of GRO Plus. If you terminate GRO Plus, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the benefit, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION PLUS
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. No MVA Fixed Allocations may be in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to MVA Fixed Allocations as of the effective date of the benefit under some circumstances.

..   You cannot allocate any portion of purchase payments (including any Credits applied to such purchase payments under XT6) or transfer Account Value to or from a MVA Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments (including any Credits applied to such purchase payments under XT6) may be allocated by us to an MVA Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.
..   Transfers from MVA Fixed Allocations made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA
    Fixed Allocation.
..   Transfers from the Sub-accounts to MVA Fixed Allocations or from MVA Fixed
    Allocations to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Low interest rates may require allocation to MVA Fixed Allocations even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to MVA Fixed Allocations.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT
 We currently deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 If you elect the Enhanced Guarantee under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchases, your benefit may be subject to the new charge level. These charges will not exceed the maximum charges shown in the section of this prospectus entitled "Your Optional Benefit Fees and Charges"

 GUARANTEED RETURN OPTION (GRO)
 GRO IS NO LONGER AVAILABLE FOR ELECTION.

 GRO is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value").

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts pursuant to a mathematical formula between the Sub-accounts you choose and the MVA Fixed Allocation used to support the Protected Principal Value. There is an additional charge if you elect the Guaranteed Return Option benefit.

 The guarantee provided by the benefit exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the MVA Fixed Allocation to support our future guarantee, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date.

 KEY FEATURE - PROTECTED PRINCIPAL VALUE
 Under the GRO benefit, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the Protected Principal Value by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the Protected Principal Value (as discussed below).

 We will notify you of any amounts added to your Annuity under the benefit. If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 GRO uses a mathematical formula that we operate to help manage your guarantees through all market cycles. The formula weighs a number of factors, including the current Account Value, the value in the Sub-accounts, the value in the MVA Fixed Allocations, the Protected Principal Value, the expected value of the MVA Fixed Allocations used to support the guarantee, the time remaining until maturity, and the current crediting rates associated with the MVA Fixed Allocations. In essence, and as detailed in the formula, the formula will transfer Account Value into the MVA Fixed Allocations if needed to support an anticipated guarantee. The formula is set forth in Appendix M. This required formula thus helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the MVA Fixed Allocations).


 Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. If your entire Account Value is transferred to the MVA Fixed Allocations, the formula will not transfer amounts out of the MVA Fixed Allocations to the Sub-accounts and the entire Account Value would remain in the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the MVA Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s).
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocation.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 You should be aware of the following potential ramifications of the formula:
..   A Market Value Adjustment will apply when we reallocate Account Value from the MVA Fixed Allocation to the Sub-accounts. Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
..   If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA
    Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable MVA Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).
..   If your Account Value is greater than or equal to the reallocation trigger, and Account Value must be transferred from the MVA Fixed Allocations to the Sub-accounts, then those amounts will be transferred from the MVA Fixed Allocations and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program)
    established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time. A market value adjustment will apply upon a transfer out of the MVA Fixed Allocations, which may result in an increase or decrease in your Account Value.
..   Transfers under the formula do not impact your guarantees under GRO that have already been locked-in.

 Withdrawals from your Annuity, while the benefit is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken pro rata from the Sub-accounts and any MVA Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and the MVA Fixed Allocations up to growth in the MVA Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. The growth in the MVA Fixed Allocations at any point in time consists of the remaining earnings since the program of systematic withdrawal began. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

 ELECTION OF THE BENEFIT
 We no longer permit new elections of GRO. If you currently participate in GRO, your existing guarantees are unaffected by the fact that we no longer offer GRO. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GRO AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 RESTART OF THE BENEFIT
 Once each Annuity Year you may request to restart the Benefit. Such a request is an election by you to terminate the existing Benefit (and all guarantees under the benefit) and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us in advance in accordance with our administrative requirements. If we accept your request, we then terminate the existing Benefit as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Benefit starts at that time. The initial Protected Principal Value for the new Benefit is the Account Value as of the effective date of the new Benefit. Unless you tell us otherwise, the duration of the new Benefit will be the same as that for the existing Benefit. However, if we do not then make that duration available, you must elect from those we make available at that time. For those who elect to re-start the benefit, the charge will be assessed according to the current methodology prior to re-starting the benefit. - see "Charges under the Benefit" below.

 As part of terminating the existing Benefit, we transfer any amounts in MVA Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in MVA Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

 TERMINATION OF THE BENEFIT
 The Annuity Owner also can terminate the Guaranteed Return Option benefit. Upon termination, any amounts held in the MVA Fixed Allocations will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you. A Market Value Adjustment will apply (except that if the benefit has terminated automatically due to payment of a death benefit, whether an MVA applies depends solely on the terms of the death benefit - see the Death Benefit section of this prospectus).

 In general, you may cancel GRO and then elect another living benefit available post issue, effective on any Valuation Day after your cancellation of GRO. If you terminate GRO, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the benefit, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 The charge for the Guaranteed Return Option benefit will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Benefit below), we will deduct the final annual charge upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION. This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. The MVA Fixed Allocation must not have been in effect as of the date that you elected to participate in the benefit. However, the formula may transfer Account Value to the MVA Fixed Allocation as of the effective date of the benefit under some circumstances.

..   Annuity Owners cannot allocate any portion of purchase payments (including any Credits applied to such purchase payments under XT6) or transfer
    Account Value to or from the MVA Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments (including any Credits applied to such purchase payments under XT6) may be allocated by us to the MVA Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.
..   Transfers from the MVA Fixed Allocation made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA
    Fixed Allocation.
..   Transfers from the Sub-accounts to the MVA Fixed Allocation or from the MVA
    Fixed Allocation to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Any amounts that we add to your Annuity to support our guarantee under the benefit will be applied to the Sub-accounts pro rata, after first transferring any amounts held in the MVA Fixed Allocations as follows:
    (a) if only a portion of your Account Value is in the MVA Fixed
    Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program and (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you.
..   Low interest rates may require allocation to the MVA Fixed Allocation even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to the
    MVA Fixed Allocation.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT
 We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit.

 With respect to XT6 and APEX II, effective November 18, 2002, Prudential Annuities changed the manner in which the annual charge for the Guaranteed Return Option is deducted to the method described above. The annual charge for the Guaranteed Return Option for Owners who elected the benefit between February 4, 2002 and November 15, 2002 for XT6 and APEX II and subsequent to November 15, 2002 in those states where the daily deduction of the charge has not been approved, is deducted annually, in arrears, according to the prospectus in effect as of the date the benefit was elected.

 Owners who purchased an ASAP III Annuity between April 1, 2003 and
 September 30, 2003 or an ASL II Annuity between February 4, 2002 and
 November 15, 2002 (the "Promotional Period") will not be charged the 0.25% annual fee for the Guaranteed Return Option benefit (or the fee for GRO Plus, if that benefit was elected and the Annuity was acquired during the Promotional Period) if elected at any time while their Annuity is in effect.
..   Prudential Annuities will not charge the 0.25% annual fee for the entire period that the benefit remains in effect, including any extension of the benefit's maturity date resulting from the Owner's election to restart the 7-year benefit duration, regardless of when the Owner elects to participate in the Guaranteed Return Option benefit (or the fee for GRO Plus if that benefit was elected and the Annuity was during the Promotional Period).
..   Owners who complete the initial 7-year benefit duration OR terminate the benefit before the benefit's maturity date, will not be charged the 0.25% annual fee for participating in the benefit if they re-elect the Guaranteed Return Option benefit (or the fee for GRO Plus if that benefit was elected and the Annuity was acquired during the Promotional Period).
..   All other terms and conditions of your Annuity and the Guaranteed Return
    Option benefit (or the fee for GRO Plus if that benefit was elected and the Annuity was acquired during the Promotional Period) apply to Owners who qualify for the waiver of the 0.25% annual fee.
..   Owners who purchase an Annuity after the completion of the Promotional
    Period do not qualify for the 0.25% annual fee waiver.

 GUARANTEED RETURN OPTION PLUS 2008 (GRO PLUS 2008)
 GRO Plus 2008 is no longer available for new elections.

 Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your current allocation instructions. Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (and associated Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent purchase payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and "excess withdrawals" (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each "benefit year", withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount and the dollar for dollar corridor itself. See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus 2008 benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year. The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500
    / $177,500), or $11,971.83.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

 GRO Plus 2008 uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required formula helps us manage our financial exposure under GRO Plus 2008, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the "AST bond portfolios." The formula described in this section, and which is set forth in Appendix H to this prospectus, applies to both (a) GRO Plus 2008 and
 (b) elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made PRIOR to July 16, 2010. The formula applicable to elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made AFTER July 16, 2010, is set forth in Appendix P to this prospectus. The cap can be referred to as the "the 90% cap" OR "the 90% cap rule" OR "the 90% cap feature". A summary description of each AST Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?". You can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.


 Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond Portfolio only by operation of the formula, and thus you may not allocate purchase payments to such a Portfolio. Please see this Prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the Transfer AST Bond Portfolio Sub-account may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.

 In general, the formula works as follows (please see Appendix H). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.


 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts (the "Bond Portfolios"). Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Bond Portfolios. If your entire Account Value is transferred to the Bond Portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the Bond Portfolios to the Sub-accounts and the entire Account Value would remain in the Bond Portfolios. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Bond Portfolios. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Bond Portfolios, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Portfolios pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Guarantee Amount(s);
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the Bond Portfolios;
..   The discount rate used to determine the present value of your Guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the Bond Portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The Bond Portfolios are available only with these benefits, and you may not allocate purchase payments and transfer Account Value to or from the Bond Portfolios.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 GRO Plus 2008 is no longer available for new elections. If you currently participate in GRO Plus 2008, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus 2008.

 You may cancel the GRO Plus 2008 benefit at any time. You also can cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation of GRO Plus 2008, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to the other Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value as follows: (a) if you are participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current allocation percentages for that asset allocation program, (b) if you are not participating in an asset allocation program, but are participating in an automatic rebalancing program, we allocate the transferred amount in accordance with that program, or (c) if neither of the foregoing apply, we will transfer your Account Value to the AST Money Market Sub-account unless we receive at our Service Office other instructions from you at the time you elect to terminate this benefit. GRO Plus 2008 will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the GRO Plus 2008 benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus 2008 benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio and the Permitted Sub-accounts according to the formula. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefit selected, the AST Investment Grade Bond Portfolio under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE GRO PLUS 2008 BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER ANY NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE GRO PLUS 2008 BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE GRO PLUS 2008 BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS 2008
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts. The permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   You cannot participate in any dollar cost averaging benefit that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers between an AST bond portfolio Sub-account and your other
    Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT
 We deduct a charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts for participation in the GRO Plus 2008 benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of the prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 OPTIONAL 90% CAP FEATURE UNDER GRO PLUS 2008

 If you currently own an Annuity and have elected the GRO Plus 2008 benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The mathematical formula appears in Appendix H in this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.
..   Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing GRO Plus 2008 benefit.



 HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)
 We no longer permit new elections of Highest Daily GRO.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee, and the dollar for dollar corridor itself. See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

 HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix P of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate

 AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. In the formula, we use the term "Transfer Account" to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value will transfer between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 ELECTION/CANCELLATION OF THE BENEFIT
 We no longer permit new elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your existing guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE HIGHEST DAILY GRO BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER HIGHEST DAILY GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   You cannot participate in any dollar cost averaging benefit that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT
 We deduct an annual charge equal to 0. 60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO

 If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix P of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.


 As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the "Projected Future Guarantee" (as described above).

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made that results in the 90% cap rule being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap rule).

 If at the time you elect the 90% cap rule, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

 Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.



 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
 The Guaranteed Minimum Withdrawal Benefit is no longer available for new elections.

 The Guaranteed Minimum Withdrawal Benefit guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the benefit - the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the benefit. There is an additional charge if you elected the GMWB benefit; however, the charge may be waived under certain circumstances described below.

 KEY FEATURE - PROTECTED VALUE
 The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of Sub-account performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB benefit terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

 The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB benefit. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB benefit, plus any additional purchase payments (plus any Credits applied to such purchase payments under XT6) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB benefit and the date of your first withdrawal.
..   If you elect the GMWB benefit at the time you purchase your Annuity, the
    Account Value will be your initial Purchase Payment (plus any Credits applied to such purchase payments under XT6).
..   If we offer the GMWB benefit to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB benefit will be used to determine the initial Protected Value.
..   If you make additional purchase payments after your first withdrawal, the
    Protected Value will be increased by the amount of the additional Purchase Payment (plus any Credits applied to such purchase payments under XT6).

 You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5th anniversary following the first withdrawal under the GMWB benefit. The Protected Value can be stepped up again on or after the 5th anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the GMWB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

 Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

 KEY FEATURE - PROTECTED ANNUAL WITHDRAWAL AMOUNT
 The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

 THE GMWB BENEFIT DOES NOT AFFECT YOUR ABILITY TO MAKE WITHDRAWALS UNDER YOUR ANNUITY OR LIMIT YOUR ABILITY TO REQUEST WITHDRAWALS THAT EXCEED THE PROTECTED ANNUAL WITHDRAWAL AMOUNT. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Protected Annual
    Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
..   Additional purchase payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such purchase payments under XT6).
..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

 The following examples of dollar-for dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   The Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the remaining Protected Annual Withdrawal
       Amount ($10,000 - $7,500, or $2,500).
    -- B is the Account Value less the remaining Protected Annual Withdrawal
       Amount ($220,000 - $7,500, or $212,500).

 The resulting Protected Value is: $232,500 X (1 - $2,500 / $212,500), or $229,764.71.

..   The Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500 / $212,500), or $17,294.12.

    -- The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

 EXAMPLE 3. RESET OF THE MAXIMUM ANNUAL BENEFIT
 A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).
..   The remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

 BENEFITS UNDER GMWB
..   In addition to any withdrawals you make under the GMWB benefit, Sub-account performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the
    Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional purchase payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
..   If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. THE PROTECTED VALUE IS NOT EQUAL TO THE ACCOUNT VALUE FOR PURPOSES OF THE ANNUITY'S OTHER DEATH BENEFIT OPTIONS. THE GMWB BENEFIT DOES NOT INCREASE OR DECREASE THE AMOUNT OTHERWISE PAYABLE UNDER
    THE ANNUITY'S OTHER DEATH BENEFIT OPTIONS. GENERALLY, THE GMWB BENEFIT
    WOULD BE OF VALUE TO YOUR BENEFICIARY ONLY WHEN THE PROTECTED VALUE AT
    DEATH EXCEEDS ANY OTHER AMOUNT AVAILABLE AS A DEATH BENEFIT.
..   If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB benefit and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the GMWB benefit are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
..   Withdrawals made while the GMWB benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
..   The GMWB benefit does not directly affect your Annuity's Account Value or
    Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB benefit. The GMWB benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   The Basic Death Benefit will terminate if withdrawals taken under the GMWB benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the GMWB benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF THE BENEFIT
 The GMWB benefit is no longer available. If you currently participate in GMWB, your existing guarantees are unaffected by the fact that we no longer offer GMWB.

 We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB benefit under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB benefit or your Beneficiary elects to receive the amounts payable under the GMWB benefit in lieu of the death benefit) or upon your election to begin receiving annuity payments.

 The charge for the GMWB benefit will no longer be deducted from your Account Value upon termination of the benefit.

 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GMWB AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 CHARGES UNDER THE BENEFIT
..   Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year for the GMWB benefit. The annual charge is deducted daily.
..   If, during the seven years following the effective date of the benefit, you do not make any withdrawals, and also during the five years after the effective date of the benefit you make no purchase payment, we will thereafter waive the charge for GMWB. If you make a purchase payment after we have instituted that fee waiver (whether that purchase payment is directed to a Sub-account or to a Fixed Allocation), we will resume imposing the GMWB fee (without notifying you of the resumption of the charge). Withdrawals that you take after the fee waiver has been instituted will not result in the re-imposition of the GMWB charge.
..   If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchasers, your benefit may be subject to the new charge level for the benefit.

 ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS

 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years.


 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit is no longer available for new elections.

 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.

 KEY FEATURE - PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments (and any Credit that is applied to such purchase payments in the case of XT6) made after the waiting period begins ("Maximum Protected Income Value"), minus the impact of any withdrawals (as described below in "Impact of Withdrawals on the Protected Income Value") you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional purchase payments (and any Credit that is applied to such purchase payments in the case of XT6). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected
    Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of XT6) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 STEPPING-UP THE PROTECTED INCOME VALUE - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments (and any Credit that is applied to such purchase payments in the case of XT6), minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.

..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of XT6); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a
 Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The Maximum Protected Income Value is reduced by the amount withdrawn
    (i.e., by $10,000 from $500,000.00 to $490,000.00).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:
    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 /
 $217,500), or $231,247.79.
..   The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 - $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X
    0.9655 or $470,689.66).
..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Maximum Protected Income Value is also reduced by the amount withdrawn
    (i.e., by $10,000 from $470,689.66, to $460,689.66).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 KEY FEATURE - GMIB ANNUITY PAYMENTS
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected

 Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

 GMIB ANNUITY PAYMENT OPTION 1 - PAYMENTS FOR LIFE WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB ANNUITY PAYMENT OPTION 2 - PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS
 YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR ACCOUNT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR ACCOUNT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 ELECTION OF THE BENEFIT
 The GMIB benefit is no longer available. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

 TERMINATION OF THE BENEFIT
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 CHARGES UNDER THE BENEFIT
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
 The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to XT6, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
..   If you elected the Lifetime Five benefit at the time you purchased your
    Annuity, the Account Value was your initial Purchase Payment.
..   If you make additional purchase payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).

 STEP-UP OF THE PROTECTED WITHDRAWAL VALUE
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

 If you elected the Lifetime Five benefit on or after March 20, 2006:
..   You are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
..   The Protected Withdrawal Value can be stepped up again on or after the 1/
    st/ anniversary of the preceding step-up

 If you elected the Lifetime Five benefit prior to March 20, 2006 and that original election remains in effect:
..   You are eligible to step-up the Protected Withdrawal Value on or after the
    5/th/ anniversary of the first withdrawal under the Lifetime Five benefit
..   The Protected Withdrawal Value can be stepped up again on or after the
    5/th/ anniversary of the preceding step-up

 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Lifetime Five benefit on or after March 20, 2006 and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If you elected the Lifetime Five benefit prior to March 20, 2006 and have also elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five Benefit or (2) the most recent step-up

..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by 5% or more
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    Annuity Anniversary that is at least 5 years after the most recent step-up

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (and any associated Credit with respect to XT6). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 KEY FEATURE - ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments (and any associated Credit with respect to XT6). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not
 required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 EXAMPLES OF WITHDRAWALS
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1,

 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/^(393/365)/ = $263,484.33

 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550.
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250. Annual Income Amount for future Annuity Years remains at $13,250.
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

    Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

    Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

    Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450

   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE BENEFIT
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The
    Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon.

    For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF THE BENEFIT
 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other available living benefit, on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. IF YOU CANCEL LIFETIME FIVE, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
 The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero.

 The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Life Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - INITIAL PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to XT6, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFETIME FIVE INCOME
 BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 STEP-UP OF ANNUAL INCOME AMOUNT
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (plus any Credit with respect to XT6). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 EXAMPLES OF WITHDRAWALS AND STEP-UP
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of
 (a),(b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/^(393/365)/ = $263,484.33

 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 =
    $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. Any such new benefit may be more expensive.

 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or

 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. You may terminate the benefit at any time by notifying us. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS SPOUSAL LIFETIME FIVE AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)

 EXCEPT FOR ANNUITIES ISSUED IN THE STATE OF FLORIDA, EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME FIVE BENEFIT. FOR ANNUITIES ISSUED IN FLORIDA, THIS RESTRICTION DOES NOT APPLY AND YOU MAY CONTINUE TO MAKE ADDITIONAL PURCHASE PAYMENTS AT THIS TIME.


 The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five is based on a single "designated life" who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.


 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix F to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 KEY FEATURE - TOTAL PROTECTED WITHDRAWAL VALUE
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all purchase payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all purchase payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 KEY FEATURE - TOTAL ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.

 Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

 Any Purchase Payment that you make will increase the then-existing Total
 Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional Purchase Payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for

 Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2006.
..   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credit with respect to XT6).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED TOTAL ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2007        $118,000.00         $118,000.00               $5,900.00
August 6, 2007      $110,000.00         $112,885.55               $5,644.28
September 1, 2007   $112,000.00         $112,885.55               $5,644.28
December 1, 2007    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March
    1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of
    the effective date of the benefit in some circumstances.
..   You cannot allocate purchase payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit
    Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.
..   The basic Death Benefit will terminate if withdrawals taken under the
    Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. ONCE THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME FIVE BENEFIT PROVIDED THAT THE BENEFIT YOU ARE

 LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Five; and
 b) the sum of each Purchase Payment you made (including any Credits with respect to XT6) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME FIVE
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.


 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix F to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected, the ratios we use will be fixed.

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the formula calculation we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.

 Each market cycle is unique, therefore the performance of your Sub-accounts and the Benefit Fixed Rate Account, and their impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Total Protected
    Withdrawal Value;
..   The amount of time Highest Daily Lifetime Five has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.

 Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. PLEASE NOTE THAT ANY WITHDRAWAL YOU TAKE PRIOR TO THE TENTH ANNIVERSARY, EVEN IF WITHDRAWN TO SATISFY REQUIRED MINIMUM DISTRIBUTION RULES, WILL CAUSE YOU TO LOSE THE ABILITY TO RECEIVE ENHANCED PROTECTED WITHDRAWAL VALUE AND AN AMOUNT UNDER THE RETURN OF PRINCIPAL GUARANTEE.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 OPTIONAL 90% CAP FEATURE FOR THE FORMULA UNDER HIGHEST DAILY LIFETIME FIVE

 If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix F. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.


 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE BENEFIT FIXED RATE ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE BENEFIT FIXED RATE ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

 Once the 90% cap rule is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 PLEASE BE AWARE THAT AFTER THE INITIAL TRANSFER OUT OF THE BENEFIT FIXED RATE ACCOUNT UPON ELECTION OF THE 90% CAP, THERE IS NO ASSURANCE THAT FUTURE TRANSFERS OUT WILL OCCUR, OR THE AMOUNT OF SUCH FUTURE TRANSFERS, AS A RESULT OF THE ELECTION OF THE 90% CAP. THESE TRANSFERS WILL BE DETERMINED BY THE MATHEMATICAL FORMULA AND DEPEND ON A NUMBER OF FACTORS UNIQUE TO YOUR ANNUITY.

 IMPORTANT CONSIDERATIONS WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN BENEFIT.


 Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit or the Plus40 Life Insurance Rider. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. We no longer permit new elections of Highest Daily Lifetime Seven.

 Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix I to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 a) the Account Value; or
 b) the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME SEVEN
 BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

 Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   the highest daily lifetime seven benefit is elected on march 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME SEVEN BENEFIT

..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       1) apply your Account Value to any Annuity option available; or
       2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       2) the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the
    Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime Seven.

 For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 If you wish, you may cancel any Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. ONCE THE HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME SEVEN

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix I to this prospectus.


 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime Seven has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a

 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. PLEASE NOTE THAT ANY WITHDRAWAL YOU TAKE PRIOR TO THE TENTH ANNIVERSARY, EVEN IF WITHDRAWN TO SATISFY REQUIRED MINIMUM DISTRIBUTION RULES, WILL CAUSE YOU TO LOSE THE ABILITY TO RECEIVE THE RETURN OF PRINCIPAL GUARANTEE AND THE GUARANTEED AMOUNT DESCRIBED ABOVE UNDER "KEY FEATURE - PROTECTED WITHDRAWAL VALUE".


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION.


 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or ("BIO"). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO benefit and will begin new guarantees under the newly elected benefit.

 If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself. Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.


 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Benefit" section, above.

 HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR
 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR.

 There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). We no longer permit new elections of Highest Daily Lifetime Seven with LIA. If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA currently was based on a single "designated life" who was between the ages of 55 and 75 on the date that the benefit was elected. If you terminate your Highest Daily Lifetime Seven Benefit with LIA to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit with LIA and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.

 Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value ("PWV") annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation
 Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

 You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in .the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met. It is not necessary to meet both conditions:

 1) The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 2) The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:
       i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
       ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
      iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
       iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
       v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.


 Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature - Annual Income Amount under the Highest Daily Lifetime Seven Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


 You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

 LIA AMOUNT AT THE FIRST WITHDRAWAL. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are permitted.


 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10/th/ benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

 OPTIONAL 90% CAP FEATURE FOR FORMULA FOR HIGHEST DAILY LIFETIME SEVEN

 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature (subject to state approval) which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix I. Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.


 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).


 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix I will be the formula for your Annuity.


 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY SEVEN BENEFIT.


 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix I to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 2) the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 1) the Account Value; or
 2) the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 1) the Account Value; or
 2) the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 3) the sum of:
    (a)200% of the Account Value on the effective date of the benefit.
    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

 Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Seven benefit.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
       2008.
   . The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       1) apply your Account Value to any Annuity option available; or
       2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       1) the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       2) the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon.

    For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Spousal Highest Daily Lifetime Seven .Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:

 a) if one Owner dies and the surviving spousal Owner assumes the Annuity or

 b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. ONCE THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELLED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix I to this prospectus.


 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;

..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. PLEASE NOTE THAT ANY WITHDRAWAL YOU TAKE PRIOR TO THE TENTH ANNIVERSARY, EVEN IF WITHDRAWN TO SATISFY REQUIRED MINIMUM DISTRIBUTION RULES, WILL CAUSE YOU TO LOSE THE ABILITY TO RECEIVE THE RETURN OF PRINCIPAL GUARANTEE AND THE GUARANTEED AMOUNT DESCRIBED ABOVE UNDER "KEY FEATURE - PROTECTED WITHDRAWAL VALUE".


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION.


 SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have chosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit ("BIO"). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven benefit with BIO to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit with BIO, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.

 If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

 For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts:
 (a) the amount of the base death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.


 If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section, above.

 OPTIONAL 90% CAP FEATURE FOR SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix I of this prospectus (page J-4). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.


 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap ). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS

 POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).


 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix I will be the formula for your Annuity.


 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT.


 Highest Daily Lifetime 7 Plus is no longer offered for new elections. If you elected Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect any available living benefit, subject to our current rules. See "Election of and Designations under the Benefit" and "Termination of Existing Benefits and Election of New Benefits" below for details. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus is based on a single "designated life" who is at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit other than the Plus 40 life insurance rider and Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section in this prospectus.

 Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 1) the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 2) the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 1) the Periodic Value described above or,
 2) the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit.

 If you elected Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older.

 Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2 , 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20th benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amount will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 ANNUAL INCOME AMOUNT = $5,000

 REMAINING ANNUAL INCOME AMOUNT = $3,000

 REQUIRED MINIMUM DISTRIBUTION = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 7 PLUS

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts

    (including the AST Investment Grade Bond Sub-account) and the DCA Fixed
    Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS HIGHEST DAILY LIFETIME 7 PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.


 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix J.


 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond

 Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the permitted sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or

   . Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   . The difference between your Account Value and your Protected Withdrawal Value;
   . The amount of time Highest Daily Lifetime 7 Plus has been in effect on your Annuity;
   . The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect) and;
   . Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. PLEASE NOTE THAT ANY WITHDRAWAL (EXCEPT THE NON-LIFETIME WITHDRAWAL) YOU TAKE PRIOR TO THE TENTH ANNIVERSARY, EVEN IF WITHDRAWN TO SATISFY REQUIRED MINIMUM DISTRIBUTION RULES, WILL CAUSE YOU TO LOSE THE ABILITY TO RECEIVE THE RETURN OF PRINCIPAL GUARANTEE AND THE GUARANTEED AMOUNT DESCRIBED ABOVE UNDER "KEY FEATURE - PROTECTED WITHDRAWAL VALUE".


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION.


 We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit could be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.

 If you elected this death benefit, you could not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election and meet the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.


 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section above.

 HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR/SM/

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR.


 In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 7 Plus with LIA"). You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you could elect the LIA benefit at the time you elect Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elected any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA was based on a single "designated life" who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.

    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.


 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature - Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL.
 If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL.
 If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT.
 If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are permitted.


 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT.


 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer Spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See "Termination of Existing Benefits and Election New Benefits". Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options"
 section in this prospectus.

 We previously offered a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)All adjusted purchase payments made after one year following the effective date of the benefit.

 If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50
 - less than 59 1/2, 5% for ages 59 1/2-79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

 Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2-79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2-79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily

 Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual

 Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**    HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ------------------------
November 25, 2009   $119,000.00           $119,000.00             $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00           $113,986.95             $5,699.35
November 30, 2009   $113,000.00           $113,986.95             $5,699.35
December 01, 2009   $119,000.00           $119,000.00             $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   .   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
       2009
   .   The Account Value at benefit election was $105,000
   . The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 7 Plus benefit

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/ th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond
    Sub-account and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.


 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" below for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),(vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 HOW SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2 . For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. PLEASE NOTE THAT ANY WITHDRAWAL (EXCEPT THE NON-LIFETIME WITHDRAWAL) YOU TAKE PRIOR TO THE TENTH ANNIVERSARY, EVEN IF WITHDRAWN TO SATISFY REQUIRED MINIMUM DISTRIBUTION RULES, WILL CAUSE YOU TO LOSE THE ABILITY TO RECEIVE THE RETURN OF PRINCIPAL GUARANTEE AND THE GUARANTEED AMOUNT DESCRIBED ABOVE UNDER "KEY FEATURE - PROTECTED WITHDRAWAL VALUE".


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION.


 We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. You could choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

 If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts, including the AST Investment Grade Bond Sub-account and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value (less any credits associated with purchase payments applied within 12 months prior to the date of death), and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.


 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, HIGHEST DAILY LIFETIME 6 PLUS IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

 We offered a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime

 Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section.

 Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

 Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

    (a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
    (b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime

 Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE     ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
November 25, 2009   $119,000.00      $      119,000.00            $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95            $5,699.35
November 30, 2009   $113,000.00      $      113,986.95            $5,699.35
December 1, 2009    $119,000.00      $      119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS
 If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an XT6 Annuity granted within 12 months prior to death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT A DEATH BENEFIT (AS DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond
    Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the
    AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)
..   The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA

    Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond

 Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the "Bond Sub-account"), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.


 An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is set forth in Appendix N.


 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 6 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR

 EFFECTIVE SEPTEMBER 14, 2012, HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR.


 We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 6 Plus with LIA"). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime 6 Plus with LIA is not available in New York and certain other states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 X .30%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:
    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.


 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature - Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 WITHDRAWALS ARE NOT REQUIRED. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79; and 6% for ages 80 and older) to the purchase payment (including any associated purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment (including any associated purchase Credits).

 If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 STEP-UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.


 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE CURRENT ANNUITY YEAR THAT REDUCE YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE LIA AMOUNT (EXCEPT IN THE CASE OF REQUIRED MINIMUM DISTRIBUTIONS), HIGHEST DAILY LIFETIME 6 PLUS WITH LIA TERMINATES, AND NO ADDITIONAL PAYMENTS ARE PERMITTED. A DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS WITH LIA IS NOT PAYABLE IF GUARANTEE PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.


 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent's death.

 If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must have been elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6

 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

 Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day; (b) 200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and (c) all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000

..   The younger designated life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 6 Plus benefit
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
 If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an XT6 Annuity granted within 12 months prior to death.

 Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:
       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT THE DEATH BENEFIT (DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)
..   The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50%
    annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X .2375%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or

 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. IF AN ANNUITY IS OWNED BY ONE OR MORE NATURAL PERSONS, THE DEATH BENEFIT IS PAYABLE UPON THE FIRST DEATH OF AN OWNER. IF AN ANNUITY IS OWNED BY AN ENTITY, THE DEATH BENEFIT IS PAYABLE UPON THE ANNUITANT'S DEATH, IF THERE IS NO CONTINGENT ANNUITANT. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFITS, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS. IN ADDITION, WITH RESPECT TO XT6, UNDER CERTAIN CIRCUMSTANCES, YOUR DEATH BENEFIT MAY BE REDUCED BY THE AMOUNT OF ANY CREDITS WE APPLIED TO YOUR PURCHASE PAYMENTS. (SEE "HOW ARE CREDITS APPLIED TO MY ACCOUNT VALUE".) Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities held by these same types of entities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity which is not eligible for tax deferral benefits under Section 72(u) of the Code. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 For ASAP III, APEX II and XT6 Annuities, the existing basic Death Benefit (for all decedent ages) is the greater of:
..   The sum of all purchase payments (not including any Credits) less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6, if allowed by applicable State law).

 For ASL II Annuities issued before July 21, 2008, where death occurs before the decedent's age 85, the basic Death Benefit is the greater of:
..   The sum of all purchase payments less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options.

 For ASL II Annuities issued before July 21, 2008 where death occurs after the decedent's age 85, the Death Benefit is (a) your Account Value (for Annuities other than those issued in New York) or (b) your Account Value in the Sub-accounts plus your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options (for Annuities issued in New York only).

 For ASL II Annuities issued on or after July 21, 2008 the basic Death Benefit is the greater of:
..   The sum of all purchase payments less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, your Interim Value in the MVA Fixed Allocations, and any Account Value in the Benefit Fixed Rate Account or the DCA Fixed Rate Options.

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.

 CURRENTLY, THESE BENEFITS ARE ONLY OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND MUST BE ELECTED AT THE TIME THAT YOU PURCHASE YOUR ANNUITY. WE MAY, AT A LATER DATE, ALLOW EXISTING ANNUITY OWNERS TO PURCHASE AN OPTIONAL DEATH BENEFIT SUBJECT TO OUR RULES AND ANY CHANGES OR RESTRICTIONS IN THE BENEFITS. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT MAY ONLY BE ELECTED INDIVIDUALLY, AND CANNOT BE ELECTED IN COMBINATION WITH ANY OTHER OPTIONAL DEATH BENEFIT. IF YOU ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS, OR THE BIO FEATURE OF HIGHEST DAILY LIFETIME SEVEN OR THE HIGHEST DAILY LIFETIME 7 PLUS SUITE OF BENEFITS, YOU ARE NOT PERMITTED TO ELECT AN OPTIONAL DEATH BENEFIT. WITH RESPECT TO XT6, UNDER CERTAIN CIRCUMSTANCES, EACH OPTIONAL DEATH BENEFIT THAT YOU ELECT MAY BE REDUCED BY THE AMOUNT OF CREDITS APPLIED TO YOUR PURCHASE PAYMENTS.

 INVESTMENT RESTRICTIONS MAY APPLY IF YOU ELECT CERTAIN OPTIONAL DEATH BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT.

 ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS NO LONGER AVAILABLE FOR NEW ELECTIONS. IT PROVIDES ADDITIONAL AMOUNTS TO YOUR BENEFICIARY THAT MAY BE USED TO OFFSET FEDERAL AND STATE TAXES PAYABLE ON ANY TAXABLE GAINS IN YOUR ANNUITY AT THE TIME OF YOUR DEATH. WHETHER THIS BENEFIT IS APPROPRIATE FOR YOU MAY DEPEND ON YOUR PARTICULAR CIRCUMSTANCES, INCLUDING OTHER FINANCIAL RESOURCES THAT MAY BE AVAILABLE TO YOUR BENEFICIARY TO PAY TAXES ON YOUR ANNUITY SHOULD YOU DIE DURING THE ACCUMULATION PERIOD. NO BENEFIT IS PAYABLE IF DEATH OCCURS ON OR AFTER THE ANNUITY DATE.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT PROVIDED A BENEFIT PAYABLE IN ADDITION TO THE BASIC DEATH BENEFIT AND CERTAIN OTHER OPTIONAL DEATH BENEFITS YOU MAY ELECT IN CONJUNCTION WITH THIS BENEFIT. IF THE ANNUITY HAS ONE OWNER, THE OWNER HAD TO BE AGE 75 OR LESS AT THE TIME THE BENEFIT WAS PURCHASED. IF AN ANNUITY HAS JOINT OWNERS, THE OLDEST OWNER HAD TO BE AGE 75 OR LESS. IF AN ANNUITY IS OWNED BY AN ENTITY, THE ANNUITANT HAD TO BE AGE 75 OR LESS.

 CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 If you purchased the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the BASIC DEATH BENEFIT described above;

    PLUS

 2. 40% of your "GROWTH" under an Annuity, as defined below.

 "GROWTH" means the sum of your Account Value in the Sub-accounts and your Interim Value in the MVA Fixed Allocations, minus the total of all purchase payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to XT6, if allowed by applicable State law) reduced by the sum of all proportional withdrawals.

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS SUBJECT TO A MAXIMUM OF 100% OF ALL PURCHASE PAYMENTS APPLIED TO AN ANNUITY AT LEAST 12 MONTHS PRIOR TO THE DEATH OF THE DECEDENT THAT TRIGGERS THE PAYMENT OF THE DEATH BENEFIT.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT WAS OFFERED IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS. WITH RESPECT TO XT6, APEX II AND ASL II, PLEASE SEE APPENDIX E FOR A DESCRIPTION OF THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT OFFERED BEFORE NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL. PLEASE REFER TO THE SECTION ENTITLED "TAX CONSIDERATIONS" FOR A DISCUSSION OF SPECIAL TAX CONSIDERATIONS FOR PURCHASERS OF THIS BENEFIT. THE ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT WAS NOT AVAILABLE IF YOU ELECTED THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT, THE SPOUSAL LIFETIME FIVE INCOME BENEFIT, SPOUSAL HIGHEST DAILY LIFETIME SEVEN OR HIGHEST DAILY LIFETIME SEVEN WITH BIO.

 See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")

 IF AN ANNUITY HAS ONE OWNER, THE OWNER MUST BE AGE 79 OR LESS AT THE TIME THE HIGHEST ANNIVERSARY VALUE OPTIONAL DEATH BENEFIT IS PURCHASED. IF AN ANNUITY HAS JOINT OWNERS, THE OLDEST OWNER MUST BE AGE 79 OR LESS. IF AN ANNUITY IS OWNED BY AN ENTITY, THE ANNUITANT MUST BE AGE 79 OR LESS.

 CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER THE ANNUITY ARE NOT AVAILABLE IF YOU ELECT THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of XT6 or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE.

       THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT IS NOT AVAILABLE IF YOU HAVE ELECTED THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" OR THE "HIGHEST DAILY VALUE" DEATH BENEFIT. IT IS ALSO NOT AVAILABLE WITH SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, OR THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT. WITH RESPECT TO XT6, APEX II AND ASL II, PLEASE SEE APPENDIX E FOR A DESCRIPTION OF THE GUARANTEED MINIMUM DEATH BENEFIT OFFERED BEFORE NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL.

 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

 See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER AN ANNUITY ARE NOT AVAILABLE IF YOU ELECT THE COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT. IF YOU ELECT THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S). IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

 CALCULATION OF THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The Combination 5% Roll-up And HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described above; and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% roll up is equal to:

       . all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of XT6 or as otherwise provided for under applicable State law) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS


       . the sum of all withdrawals, dollar for dollar up to 5% of the Roll-up value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.


       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of XT6 or as otherwise provided for under applicable State law) made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 IN THE CASE OF XT6, AS INDICATED, THE AMOUNTS CALCULATED IN ITEMS 1, 2 AND 3 ABOVE (BEFORE, ON OR AFTER THE DEATH BENEFIT TARGET DATE) MAY BE REDUCED BY ANY CREDITS UNDER CERTAIN CIRCUMSTANCES, IF ALLOWED UNDER APPLICABLE STATE LAW. PLEASE REFER TO THE DEFINITIONS OF DEATH BENEFIT TARGET DATE BELOW. THIS DEATH BENEFIT MAY NOT BE AN APPROPRIATE FEATURE WHERE THE OWNER'S AGE IS NEAR THE AGE SPECIFIED IN THE DEATH BENEFIT TARGET DATE. THIS IS BECAUSE THE BENEFIT MAY NOT HAVE THE SAME POTENTIAL FOR GROWTH AS IT OTHERWISE WOULD, SINCE THERE WILL BE FEWER ANNUITY ANNIVERSARIES BEFORE THE DEATH BENEFIT TARGET DATE IS REACHED.

 THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT ANY OTHER OPTIONAL DEATH BENEFIT OR ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN OR THE BIO FEATURE OF THE HIGHEST DAILY LIFETIME SEVEN OR THE HIGHEST DAILY LIFETIME 7 PLUS SUITE OF BENEFITS. IN THE CASE OF XT6, APEX II AND ASL II, PLEASE SEE APPENDIX E FOR A DESCRIPTION OF THE GUARANTEED MINIMUM DEATH BENEFIT OFFERED BEFORE NOVEMBER 18, 2002 IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL.

 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is calculated.

 KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT AND THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law) since such anniversary.

   . The Anniversary Value is the Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment. (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law)
   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")

 The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.

 IF YOU ELECTED THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE PERMITTED AND AVAILABLE OPTION(S) WITH THIS BENEFIT.

       The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law); and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The Highest Daily Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. The Highest Daily Value Death Benefit was not available if you elected the Guaranteed Return Option, Guaranteed Return Option Plus, Guaranteed Return Option Plus 2008, Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 Plus benefits, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.

 KEY TERMS USED WITH THE HIGHEST DAILY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any purchase payments (plus associated Credits applied more than twelve
       (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law) since such date.
   . The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of XT6 or as otherwise provided for under applicable State law).
   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred.

       For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 ANNUITIES WITH JOINT OWNERS
 For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?

 You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected one of either the Highest Anniversary Value or the Combination 5% Roll-up and HAV Death Benefits and, in addition, are taking withdrawals under a guaranteed minimum withdrawal or a lifetime guaranteed minimum withdrawal benefit, these optional Death Benefits will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue if a surviving spouse continues the Annuity. Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.


 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the average daily net assets of the Sub-accounts. For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.25% and 0.50%, respectively, per year of the average daily net assets of the Sub-accounts. We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PRUDENTIAL ANNUITIES' ANNUITY REWARDS

 WHAT IS THE ANNUITY REWARDS BENEFIT IN ASAP III, APEX II AND XT6?
 Annuity Rewards is a death benefit enhancement that Owners can elect when the original CDSC period is over. To be eligible to elect Annuity Rewards, the Account Value on the date that the Annuity Rewards benefit is effective must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). In addition, the effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

 Annuity Rewards offers Owners the ability to lock in an amount equal to the Account Value in the Sub-accounts plus the MVA Fixed Allocations (without the effect of any MVA) as an enhancement to their current basic Death Benefit, so their beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:

       . your Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of the effective date of the benefit

       . MINUS any proportional withdrawals following the effective date of the benefit

       . PLUS any additional purchase payments applied to your Annuity following the effective date of the benefit.

 The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your beneficiary will receive the greater amount. Annuity Rewards is not available under ASL II or if your Annuity is held as a Beneficiary Annuity.

 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (not associated with Tax-Favored Plans) Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death (the "5 Year Deadline"); or
   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or
   . Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death

       Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 UNDER THE BENEFICIARY CONTINUATION OPTION:

   . The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus, the death benefit must be at least $15,000.
   . The Owner's Annuity will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For non-qualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   . No Fixed Allocations or fixed interest rate options will be offered for the non-qualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.
   .   No additional purchase payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.
   . If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution.
       If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust and the ProFund VP are available under the Beneficiary Continuation Option.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 SPOUSAL ASSUMPTION OF ANNUITY
 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity, (if available under your Annuity) the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.

 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.

 See the section entitled "Managing Your Annuity - Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT MAY BE SUBJECT TO MARKET FLUCTUATIONS.

 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT

 There are certain exceptions to the amount of the Death Benefit.

 SUBMISSION OF DUE PROOF OF DEATH AFTER ONE YEAR. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Unadjusted Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).


 DEATH BENEFIT SUSPENSION PERIOD. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value plus the Interim Value in the MVA Fixed Allocations, less (if allowed by applicable state law) any Purchase Credits (for XT6) granted during the period beginning 12 months prior to decedent's date of death and ending on the date we receive Due Proof of death. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value plus the Interim Value in the MVA Fixed Allocations. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.


 BENEFICIARY ANNUITY. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to ASAP III and APEX II, the Account Value includes any Loyalty Credit we apply. With respect to XT6, the Account Value includes any Credits we applied to your purchase payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to a MVA Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a MVA Fixed Allocation (if withdrawn or transferred) on that day.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 HOW DO YOU VALUE FIXED ALLOCATIONS?
 During the Guarantee Period, we use the concept of an Interim Value for the MVA Fixed Allocations. The Interim Value can be calculated on any day and is equal to the initial value allocated to an MVA Fixed Allocation plus all interest credited to an MVA Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from an MVA Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of an MVA Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the MVA Fixed Allocation times the Market Value Adjustment factor. In addition to MVA Fixed Allocations that are subject to a Market Value Adjustment, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program and are not subject to any MVA. Account Value allocated to the DCA Fixed Rate Options earns the declared rate of interest while it is transferred over a 6 month or 12 month period into the Sub-accounts that you have designated.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m.
 EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in good order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated or modified in certain circumstances.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits with respect to XT6) and issue an Annuity within two
 (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.


 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional purchase payments (and any associated Credit with respect to XT6) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see "Living Benefits" for further information on additional purchase payments.


 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under
 Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in "When Do You Process And Value Transactions?"


 MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.


 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

 TRANSACTIONS IN PROFUNDS VP SUB-ACCOUNTS: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any purchase order or transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' Internet website (www.prudentialannuities.com). You cannot request a transaction (other than a redemption order) involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m. Owners attempting to process a purchase order or transfer request between the applicable "cut-off" time and 4:00 p.m., are informed that their transactions cannot be processed as requested. We will not process the trade until we receive further instructions from you. However, Owners receiving the "cut-off" message may process a purchase order or transfer request up until 4:00 p.m. on that same day with respect to any other available investment option under their Annuity, other than ProFunds. Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES? DISTRIBUTION CHARGE APPLICABLE TO ASAP III AND XT6: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. THE ADJUSTMENT IN THE NUMBER OF UNITS AND UNIT PRICE WILL NOT AFFECT YOUR ACCOUNT VALUE. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

 TERMINATION OF OPTIONAL BENEFITS: Except for the Guaranteed Minimum Income Benefit, the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS


 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Annuity is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.


 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered. Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue Annuities to grantor trusts with multiple grantors.

 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.


 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR NONQUALIFIED ANNUITY CONTRACTS. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 CHANGES IN YOUR ANNUITY. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS

 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2013 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $51,000 in 2013 or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2013, this limit is $255,000;

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,500 in 2013 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2013. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS.

 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The American Taxpayer Relief Act extended this provision until the end of 2013.

 For distributions in tax years beginning after 2005 and before 2014, these rules provide an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Special transition rules related to retroactive extension of this tax law provision permit different distribution treatment for Charitable IRA distributions made by January 31, 2013. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.


 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, as sole primary beneficiary the contract may be continued with your spouse as the Owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple
    Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional purchase payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 WHO IS PRUDENTIAL ANNUITIES?
 Prudential Annuities Life Assurance Corporation, a Prudential Financial Company, ("Prudential Annuities") is a stock life insurance company incorporated under the laws of Connecticut on July 26, 1988 and is domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets through and in conjunction with registered broker-dealers.

 Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

 No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of the issuing insurance company to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Prudential Annuities.


 Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2012, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator), Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis,
 IN 46240, Aplifi (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood,
 NY 11717, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Morningstar Associates LLC (asset allocation recommendations) , 225 West Wacker Drive Chicago, IL 60606, National Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615, Right Now Technologies (business information repository), 136 Enterprise Blvd, Bozeman, MT 59718, The Harty Press (print vendor for client communications), 25 James Street,

 New Haven, CT 06513. Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, Bloomberg L. P. (subscription service to support index based product adjustments), 731 Lexington Ave. New York, NY 10022.


 WHAT ARE SEPARATE ACCOUNTS?
 The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. These separate accounts were established under the laws of the State of Connecticut. The assets of each separate account are held in the name of Prudential Annuities, and legally belong to us. These assets are kept separate from all our other assets, and may not be charged with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to a separate account are credited to or charged against each such separate account, without regard to other income, gains, or losses of Prudential Annuities or of any other of our separate accounts. The obligations under the Annuities are those of Prudential Annuities, which is the issuer of the Annuities and the depositor of the separate accounts. More detailed information about Prudential Annuities, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 SEPARATE ACCOUNT B
 During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B".

 Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

 Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio.
 Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional purchase payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 VALUES AND BENEFITS BASED ON ALLOCATIONS TO THE SUB-ACCOUNTS WILL VARY WITH THE INVESTMENT PERFORMANCE OF THE UNDERLYING MUTUAL FUNDS OR FUND PORTFOLIOS, AS APPLICABLE. WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF ANY SUB-ACCOUNT. YOUR ACCOUNT VALUE ALLOCATED TO THE SUB-ACCOUNTS MAY INCREASE OR DECREASE. YOU BEAR THE ENTIRE INVESTMENT RISK. THERE IS NO ASSURANCE THAT THE ACCOUNT VALUE OF YOUR ANNUITY WILL EQUAL OR BE GREATER THAN THE TOTAL OF THE PURCHASE PAYMENTS YOU MAKE TO US.

 SEPARATE ACCOUNT D
 During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

 There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate

 Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

 We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

 We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares within the separate account that are owned directly by us or by an affiliate. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES PAYABLE TO PRUDENTIAL ANNUITIES

 Prudential Annuities and/or our affiliates receive substantial payments from certain underlying portfolios and/or related entities. Those payments may include Rule 12b-1 fees, administrative fees and "revenue sharing" payments. Rule 12b-1 fees compensate our affiliated principal underwriter for a variety of services, including distribution services. Administrative fees compensate us for providing administrative services with respect to owners invested indirectly in the portfolio, including recordkeeping services and the mailing of prospectuses and reports. We may also receive "revenue sharing" payments, which are payments from investment advisers or other service providers to the portfolios. Some fees, such as Rule 12b-1 are paid directly by the portfolio, and some fees are paid by service providers to the portfolios. In any case, however, the existence of these payments tends to increase the overall cost of investing in the portfolios. Because these payments are made to us, allocations you make to the underlying portfolios benefit us financially. In selecting portfolios available under the annuity, we consider the payments made to us.

 Effective February 25, 2013, most AST Portfolios adopted a Rule 12b-1 fee. Prior to that fee, most AST Portfolios had an administrative services fee. The Rule 12b-1 fee compensates us and our affiliates for shareholder servicing, administrative, distribution and other services. We also receive "revenue sharing" payments from the advisers to the underlying portfolios. As of March 1, 2013, the maximum combined fees and revenue sharing payments we receive with respect to a portfolio are equal to an annual rate of 0.55% the average assets allocated to the portfolio under the Annuity. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts. We expect to make a profit on these fees and payments.


 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.


 During 2012, with regard to amounts that were paid under the kinds of arrangements described immediately above, the amounts ranged from approximately $17 to approximately $818,287. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA).


 Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuities directly to potential purchasers.

 Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer until May 31, 2009. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006.

 Under the selling agreements, commissions are paid to firms on sales of the Annuities according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 7.0% for ASAP III, 6.0% for XT6, 5.5% for APEX II and 2.0% for ASL II. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.

 In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 A list of the firms to whom Prudential Annuities pays an amount under these arrangements is provided below. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

 We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.


 The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:


   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon assets, subject to certain criteria, in certain Prudential Annuities products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm.

   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.


 Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms that we are aware (as of December 31, 2012) received payment with respect to our annuity business during 2012 (or as to which a payment amount was accrued during 2012). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2012, the least amount paid, and greatest amount paid, were $36.14 and $7,429,224.50, respectively.

 NAME OF FIRM:



  Allstate Financial Srvcs, LLC
  AMERICAN PORTFOLIO FIN SVCS INC
  ASSOCIATED SECURITIES CORP
  AXA Advisors, LLC
  BBVA Compass Investment Solutions, Inc.
  BFT Financial Group, LLC
  Cadaret, Grant & Co., Inc.
  Cambridge Investment Research, Inc.
  Capital One Investment Services, LLC
  Centaurus Financial, Inc.
  CFD Investments, Inc.
  Commonwealth Financial Network
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  Equity Services, Inc.
  Financial Network Investment
  First Allied Securities Inc
  FSC Securities Corp.
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Genworth Financial Securities Corporation
  H. Beck, Inc.
  Hantz Financial Services,Inc.
  ING Financial Partners, LLC
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Professionals
  Investors Capital Corporation
  Janney Montgomery Scott, LLC.
  Legend Equities Corporation
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  LPL Financial Corporation
  LPL Financial Corporation (OAP)
  M Holdings Securities, Inc
  MetLife
  Multi Financial Securities Crp
  Mutual Service Corporation
  National Planning Corporation
  Next Financial Group, Inc.
  NFP Securities, Inc.
  PNC Investments, LLC
  PRIMEVEST FINANCIAL SERVICES
  ProEquities
  Questar Capital Corporation
  Raymond James & Associates
  Raymond James Financial Svcs
  RBC CAPITAL MARKETS CORPORATION
  Robert W. Baird & Co., Inc.
  Royal Alliance Associates
  SAGEPOINT FINANCIAL, INC.
  Sammons Securities Co., LLC
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  SPELMAN & CO., INC.
  Stifel Nicolaus & Co.
  Summit Brokerage Services, Inc
  TFS Securities, Inc.
  The Investment Center
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  UBS Financial Services, Inc.
  United Planners Fin. Serv.
  UVEST Fin'l Srvcs Group, Inc.
  Wall Street Financial Group
  WATERSTONE FINANCIAL GROUP INC
  Wells Fargo Advisors LLC
  WELLS FARGO ADVISORS LLC - WEALTH
  Wells Fargo Investments LLC
  Woodbury Financial Services
  World Group Securities, Inc.
  WRP Investments, Inc


 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
 Prudential Annuities Life Assurance Corporation incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to
 Section 13(a) or Section 15(d) of the Exchange Act since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Prudential Annuities Life Assurance Corporation, One Corporate Drive, Shelton, CT 06484 or by calling 888-PRU-2888. We file periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours, Monday through Friday, or our telephone automated response system at 1-800-766-4530.
..   writing to us via regular mail at Prudential Annuities, P.O. Box 7960,
    Philadelphia, PA 19176 OR for express mail Prudential Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS


 LITIGATION AND REGULATORY MATTERS
 Prudential Annuities is subject to legal and regulatory actions in the ordinary course of our businesses. Pending legal and regulatory actions include proceedings relating to aspects of Prudential Annuities' businesses and operations that are specific to us and proceedings that are typical of the businesses in which we operate, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 Prudential Annuities establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. Prudential Annuities estimates that as of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is $0 to approximately $6 million. The estimate is not an indication of expected loss, if any, or Prudential Annuities' maximum possible loss exposure on such matters. Prudential Annuities reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

 In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on the Prudential Insurance Company of America ("Prudential.") The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint.

 In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery Services v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc ., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Prudential Annuities. The complaint alleges that Prudential Annuities failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims

 Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In June 2012, Prudential Annuities filed a motion to dismiss the complaint. In December 2012, the Court granted Prudential Annuities' motion to dismiss, and the complaint was dismissed with prejudice.

 In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC , filed in the Circuit Court of Cook County, Illinois, was served on Prudential Annuities. The complaint alleges that Prudential Annuities failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In April, 2012, Prudential Annuities filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice. This matter is concluded. We will cease reporting on this matter.

 In January 2012, a Global Resolution Agreement entered into by Prudential Annuities and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Prudential Annuities to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Prudential Annuities to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
 (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Prudential Annuities' practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

 Prudential Annuities is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services ("NYDFS") has requested that 172 life insurers (including Prudential Annuities) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Prudential Annuities' compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding Prudential Annuities' use of the SSMDF and its claim handling procedures and Prudential Annuities is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Prudential Annuities' unclaimed property procedures.

 Prudential Annuities' litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential Annuities' results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential Annuities' litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential Annuities' financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential Annuities' financial position.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
   The following are the contents of the Statement of Additional Information:

 General Information about Prudential Annuities
   Prudential Annuities Life Assurance Corporation
   Prudential Annuities Life Assurance Corporation Variable Account B Prudential Annuities Life Assurance Corporation Separate Account D
 Principal Underwriter/Distributor - Prudential Annuities Distributors, Inc. How the Unit Price is Determined
 Additional Information on Fixed Allocations
   How We Calculate the Market Value Adjustment
 General Information
   Voting Rights
   Modification
   Deferral of Transactions
   Misstatement of Age or Sex
 Annuitization
 Experts
 Legal Experts
 Financial Statements

     APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

 Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential Annuities Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.


 UNIT PRICES AND NUMBERS OF UNITS. The following tables show for each Annuity:
 (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31/st/ of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2013.


 * Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.
 ** The remaining unit values appear in the Statement of Additional
    Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-888-PRU-2888.




                                    ASAP III
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (1.25%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
ACCESS VP HIGH YIELD FUND
    05/02/2005* to 12/31/2005                             $10.00           $10.59             299,885
    01/01/2006 to 12/31/2006                              $10.59           $11.46              27,550
    01/01/2007 to 12/31/2007                              $11.46           $11.90             350,487
    01/01/2008 to 12/31/2008                              $11.90           $11.21              85,000
    01/01/2009 to 12/31/2009                              $11.21           $12.94              33,068
    01/01/2010 to 12/31/2010                              $12.94           $14.87              56,428
    01/01/2011 to 12/31/2011                              $14.87           $15.09             134,154
    01/01/2012 to 12/31/2012                              $15.09           $17.01              24,740
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02             405,782
    01/01/2006 to 12/31/2006                              $10.02           $11.06           3,716,970
    01/01/2007 to 12/31/2007                              $11.06           $11.93           5,006,440
    01/01/2008 to 12/31/2008                              $11.93            $8.03           6,104,215
    01/01/2009 to 12/31/2009                               $8.03            $9.86          26,917,264
    01/01/2010 to 12/31/2010                               $9.86           $10.90          35,419,588
    01/01/2011 to 12/31/2011                              $10.90           $10.48          27,867,684
    01/01/2012 to 12/31/2012                              $10.48           $11.65          31,632,710

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/20/2006* to 12/31/2006                         $10.00           $10.69             795,953
    01/01/2007 to 12/31/2007                          $10.69           $11.56           1,509,134
    01/01/2008 to 12/31/2008                          $11.56            $8.02           2,921,992
    01/01/2009 to 12/31/2009                           $8.02            $9.99          11,833,477
    01/01/2010 to 12/31/2010                           $9.99           $11.22          16,518,077
    01/01/2011 to 12/31/2011                          $11.22           $11.09          13,916,989
    01/01/2012 to 12/31/2012                          $11.09           $12.44          16,310,593
------------------------------------------------------------------------------------------------------
AST ALGER ALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                           $4.53            $6.06             200,264
    01/01/2004 to 12/31/2004                           $6.06            $6.49             214,092
    01/01/2005 to 12/02/2005                           $6.49            $7.48                   0
------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                           $7.14            $8.89             137,293
    01/01/2004 to 12/31/2004                           $8.89            $9.66             194,363
    01/01/2005 to 12/02/2005                           $9.66           $10.72                   0
------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                           $6.70            $8.52             339,653
    01/01/2004 to 12/31/2004                           $8.52            $9.48             613,910
    01/01/2005 to 12/31/2005                           $9.48            $9.79             626,417
    01/01/2006 to 12/31/2006                           $9.79           $11.30             579,491
    01/01/2007 to 12/31/2007                          $11.30           $11.15             493,545
    01/01/2008 to 12/31/2008                          $11.15            $7.18             440,398
    01/01/2009 to 12/31/2009                           $7.18            $8.35           1,506,808
    01/01/2010 to 12/31/2010                           $8.35            $9.39           2,225,396
    01/01/2011 to 12/31/2011                           $9.39            $9.60           1,745,553
    01/01/2012 to 05/04/2012                           $9.60           $10.45                   0
------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                         $10.00           $10.03              53,897
    01/01/2006 to 12/31/2006                          $10.03           $10.95           1,008,771
    01/01/2007 to 12/31/2007                          $10.95           $11.79           1,635,321
    01/01/2008 to 12/31/2008                          $11.79            $8.30           3,896,032
    01/01/2009 to 12/31/2009                           $8.30           $10.11          26,515,475
    01/01/2010 to 12/31/2010                          $10.11           $11.21          36,140,128
    01/01/2011 to 12/31/2011                          $11.21           $10.94          30,390,625
    01/01/2012 to 12/31/2012                          $10.94           $12.15          33,353,854
------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                         $10.00            $9.19             574,642
    01/01/2012 to 12/31/2012                           $9.19           $10.16             990,484
------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                           $7.67            $9.58              85,554
    01/01/2004 to 12/31/2004                           $9.58           $11.18             191,637
    01/01/2005 to 12/31/2005                          $11.18           $12.07             242,790
    01/01/2006 to 12/31/2006                          $12.07           $14.51             524,592
    01/01/2007 to 12/31/2007                          $14.51           $14.50             421,188
    01/01/2008 to 12/31/2008                          $14.50            $8.98             486,765
    01/01/2009 to 12/31/2009                           $8.98           $10.49             858,302
    01/01/2010 to 12/31/2010                          $10.49           $11.64           1,078,324
    01/01/2011 to 12/31/2011                          $11.64           $11.44             864,374
    01/01/2012 to 12/31/2012                          $11.44           $12.81           1,095,404

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.01             403,183
    01/01/2006 to 12/31/2006                         $10.01           $11.24           4,226,992
    01/01/2007 to 12/31/2007                         $11.24           $12.18           5,738,690
    01/01/2008 to 12/31/2008                         $12.18            $7.82           6,696,087
    01/01/2009 to 12/31/2009                          $7.82            $9.68          31,792,069
    01/01/2010 to 12/31/2010                          $9.68           $10.84          41,650,794
    01/01/2011 to 12/31/2011                         $10.84           $10.44          30,125,427
    01/01/2012 to 12/31/2012                         $10.44           $11.73          36,635,255
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                        $10.00           $10.04                   0
    01/01/2008 to 12/31/2008                         $10.04            $7.19           1,187,445
    01/01/2009 to 12/31/2009                          $7.19            $8.76          11,457,091
    01/01/2010 to 12/31/2010                          $8.76            $9.68          16,850,087
    01/01/2011 to 12/31/2011                          $9.68            $9.38          14,386,818
    01/01/2012 to 12/31/2012                          $9.38           $10.22          15,668,930
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    01/01/2003 to 12/31/2003                         $11.91           $16.17             149,582
    01/01/2004 to 12/31/2004                         $16.17           $22.03             281,181
    01/01/2005 to 12/31/2005                         $22.03           $24.98             223,265
    01/01/2006 to 12/31/2006                         $24.98           $33.72             265,912
    01/01/2007 to 12/31/2007                         $33.72           $26.66             201,539
    01/01/2008 to 12/31/2008                         $26.66           $17.10             163,226
    01/01/2009 to 12/31/2009                         $17.10           $22.28             328,842
    01/01/2010 to 12/31/2010                         $22.28           $28.31             510,403
    01/01/2011 to 12/31/2011                         $28.31           $29.80             376,813
    01/01/2012 to 12/31/2012                         $29.80           $33.94             463,095
-----------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                          $7.69           $10.89             131,066
    01/01/2004 to 12/31/2004                         $10.89           $13.13             138,078
    01/01/2005 to 12/31/2005                         $13.13           $13.12             187,207
    01/01/2006 to 12/31/2006                         $13.12           $15.54             201,904
    01/01/2007 to 12/31/2007                         $15.54           $12.62             180,260
    01/01/2008 to 07/18/2008                         $12.62           $11.59                   0
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                          $4.98            $8.33             859,909
    01/01/2004 to 12/31/2004                          $8.33           $10.12           1,169,995
    01/01/2005 to 12/31/2005                         $10.12           $10.94           1,386,930
    01/01/2006 to 12/31/2006                         $10.94           $12.20           1,165,926
    01/01/2007 to 12/31/2007                         $12.20           $13.39           1,078,773
    01/01/2008 to 12/31/2008                         $13.39            $7.39             767,197
    01/01/2009 to 12/31/2009                          $7.39            $9.69           1,308,983
    01/01/2010 to 12/31/2010                          $9.69           $12.68           1,500,026
    01/01/2011 to 12/31/2011                         $12.68           $10.88           1,440,412
    01/01/2012 to 12/31/2012                         $10.88           $12.90           1,624,583
-----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                        $10.00           $10.00               7,406
    01/01/2008 to 12/31/2008                         $10.00            $7.19             357,647
    01/01/2009 to 12/31/2009                          $7.19            $8.61           4,494,394
    01/01/2010 to 12/31/2010                          $8.61            $9.64           5,446,761
    01/01/2011 to 12/31/2011                          $9.64            $9.28           3,985,768
    01/01/2012 to 12/31/2012                          $9.28           $10.41           5,011,567

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                     $10.00           $10.61             563,523
    01/01/2007 to 12/31/2007                                      $10.61           $11.38           1,273,685
    01/01/2008 to 12/31/2008                                      $11.38            $7.36           2,512,483
    01/01/2009 to 12/31/2009                                       $7.36            $9.00          13,285,906
    01/01/2010 to 12/31/2010                                       $9.00           $10.17          18,069,778
    01/01/2011 to 12/31/2011                                      $10.17            $9.89          14,621,843
    01/01/2012 to 12/31/2012                                       $9.89           $10.80          16,149,940
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                     $10.00           $10.52             510,953
    01/01/2007 to 12/31/2007                                      $10.52           $11.57           1,352,476
    01/01/2008 to 12/31/2008                                      $11.57            $6.77           2,352,959
    01/01/2009 to 12/31/2009                                       $6.77            $8.43          21,782,141
    01/01/2010 to 12/31/2010                                       $8.43            $9.90          28,197,221
    01/01/2011 to 12/31/2011                                       $9.90            $9.17          19,004,621
    01/01/2012 to 12/31/2012                                       $9.17           $10.23          23,045,803
------------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                     $10.00            $7.49             330,061
    01/01/2009 to 11/13/2009                                       $7.49            $8.40                   0
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $10.00           $10.78          21,787,715
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                     $10.18            $6.12              18,489
    01/01/2009 to 12/31/2009                                       $6.12            $8.17             392,443
    01/01/2010 to 12/31/2010                                       $8.17            $9.70             703,230
    01/01/2011 to 12/31/2011                                       $9.70            $9.10             496,999
    01/01/2012 to 12/31/2012                                       $9.10           $11.39             678,965
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                                       $3.69            $4.57             604,491
    01/01/2004 to 12/31/2004                                       $4.57            $4.68             733,920
    01/01/2005 to 12/31/2005                                       $4.68            $4.77             657,831
    01/01/2006 to 12/31/2006                                       $4.77            $5.18             791,152
    01/01/2007 to 12/31/2007                                       $5.18            $5.84           1,134,004
    01/01/2008 to 12/31/2008                                       $5.84            $3.44             756,326
    01/01/2009 to 12/31/2009                                       $3.44            $5.08           2,674,512
    01/01/2010 to 12/31/2010                                       $5.08            $5.53           3,127,898
    01/01/2011 to 12/31/2011                                       $5.53            $5.25           2,222,540
    01/01/2012 to 12/31/2012                                       $5.25            $6.20           2,485,564
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                                       $7.84           $10.25           3,076,626
    01/01/2004 to 12/31/2004                                      $10.25           $11.24           4,119,501
    01/01/2005 to 12/31/2005                                      $11.24           $11.63           5,200,125
    01/01/2006 to 12/31/2006                                      $11.63           $13.46           3,863,961
    01/01/2007 to 12/31/2007                                      $13.46           $13.98           3,567,122
    01/01/2008 to 12/31/2008                                      $13.98            $8.19           2,148,857
    01/01/2009 to 12/31/2009                                       $8.19            $9.64           3,356,527
    01/01/2010 to 12/31/2010                                       $9.64           $10.74           3,792,800
    01/01/2011 to 12/31/2011                                      $10.74           $10.02           2,403,875
    01/01/2012 to 12/31/2012                                      $10.02           $11.84           2,347,900

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                            $2.98            $3.87           1,535,565
    01/01/2004 to 12/31/2004                            $3.87            $4.44           2,232,502
    01/01/2005 to 12/31/2005                            $4.44            $4.60           2,666,931
    01/01/2006 to 12/31/2006                            $4.60            $4.83           2,231,991
    01/01/2007 to 12/31/2007                            $4.83            $5.69           2,097,846
    01/01/2008 to 12/31/2008                            $5.69            $3.32           1,540,597
    01/01/2009 to 12/31/2009                            $3.32            $5.16           3,511,898
    01/01/2010 to 12/31/2010                            $5.16            $6.10           4,701,456
    01/01/2011 to 12/31/2011                            $6.10            $5.85           2,984,433
    01/01/2012 to 12/31/2012                            $5.85            $6.91           3,543,005
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009* to 12/31/2009                          $16.24           $20.94             421,295
    01/01/2010 to 12/31/2010                           $20.94           $26.21             766,856
    01/01/2011 to 12/31/2011                           $26.21           $26.22             545,711
    01/01/2012 to 12/31/2012                           $26.22           $29.96             718,499
-------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    01/01/2003 to 12/31/2003                            $9.16           $10.99             906,947
    01/01/2004 to 12/31/2004                           $10.99           $12.06             957,756
    01/01/2005 to 12/31/2005                           $12.06           $12.04             873,439
    01/01/2006 to 12/31/2006                           $12.04           $13.12           1,019,726
    01/01/2007 to 12/31/2007                           $13.12           $13.28             683,986
    01/01/2008 to 12/31/2008                           $13.28            $9.76             483,533
    01/01/2009 to 12/31/2009                            $9.76           $13.07           1,798,628
    01/01/2010 to 12/31/2010                           $13.07           $14.65           1,948,092
    01/01/2011 to 12/31/2011                           $14.65           $14.93           1,565,537
    01/01/2012 to 12/31/2012                           $14.93           $16.78           1,557,475
-------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                          $10.00           $10.17                   0
    01/01/2008 to 12/31/2008                           $10.17            $7.62             580,121
    01/01/2009 to 12/31/2009                            $7.62            $9.28          10,277,818
    01/01/2010 to 12/31/2010                            $9.28           $10.23          15,177,989
    01/01/2011 to 12/31/2011                           $10.23           $10.05          13,203,096
    01/01/2012 to 12/31/2012                           $10.05           $10.93          13,851,569
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                           $10.35           $14.32           1,166,396
    01/01/2004 to 12/31/2004                           $14.32           $16.42           1,953,908
    01/01/2005 to 12/31/2005                           $16.42           $18.90           2,113,594
    01/01/2006 to 12/31/2006                           $18.90           $22.58           1,664,525
    01/01/2007 to 12/31/2007                           $22.58           $26.55           1,428,930
    01/01/2008 to 12/31/2008                           $26.55           $13.05             942,837
    01/01/2009 to 12/31/2009                           $13.05           $17.43           1,310,930
    01/01/2010 to 12/31/2010                           $17.43           $19.71           1,459,929
    01/01/2011 to 12/31/2011                           $19.71           $16.95             915,042
    01/01/2012 to 12/31/2012                           $16.95           $20.14             876,174

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                                     $4.43            $5.86              91,736
    01/01/2004 to 12/31/2004                                     $5.86            $7.01             233,045
    01/01/2005 to 12/31/2005                                     $7.01            $7.87             402,498
    01/01/2006 to 12/31/2006                                     $7.87            $9.90             593,100
    01/01/2007 to 12/31/2007                                     $9.90           $11.52             794,549
    01/01/2008 to 12/31/2008                                    $11.52            $6.37             641,680
    01/01/2009 to 12/31/2009                                     $6.37            $8.21           1,442,051
    01/01/2010 to 12/31/2010                                     $8.21            $9.01           1,743,754
    01/01/2011 to 12/31/2011                                     $9.01            $7.78           1,310,153
    01/01/2012 to 12/31/2012                                     $7.78            $8.96           1,443,923
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                                   $10.00           $10.19                   0
    01/01/2008 to 12/31/2008                                    $10.19            $6.98             399,983
    01/01/2009 to 12/31/2009                                     $6.98            $8.73           7,461,975
    01/01/2010 to 12/31/2010                                     $8.73            $9.81          11,413,961
    01/01/2011 to 12/31/2011                                     $9.81            $9.63           9,459,319
    01/01/2012 to 12/31/2012                                     $9.63           $10.80          10,990,212
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/01/2003 to 12/31/2003                                     $7.38            $8.71              61,801
    01/01/2004 to 12/31/2004                                     $8.71            $9.55              78,619
    01/01/2005 to 12/31/2005                                     $9.55           $10.09              80,895
    01/01/2006 to 12/31/2006                                    $10.09           $11.07              97,906
    01/01/2007 to 12/31/2007                                    $11.07           $11.15             378,693
    01/01/2008 to 12/31/2008                                    $11.15            $9.07           2,914,005
    01/01/2009 to 12/31/2009                                     $9.07           $10.93          11,840,797
    01/01/2010 to 12/31/2010                                    $10.93           $11.58          12,820,574
    01/01/2011 to 12/31/2011                                    $11.58           $11.46          10,703,645
    01/01/2012 to 12/31/2012                                    $11.46           $12.53          11,456,895
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.08           $10.30               8,995
    01/01/2010 to 12/31/2010                                    $10.30           $11.32             127,021
    01/01/2011 to 12/31/2011                                    $11.32           $11.25             177,346
    01/01/2012 to 12/31/2012                                    $11.25           $12.80             291,710
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.15           $10.31              12,617
    01/01/2010 to 12/31/2010                                    $10.31           $11.57             232,319
    01/01/2011 to 12/31/2011                                    $11.57           $10.76             231,641
    01/01/2012 to 12/31/2012                                    $10.76           $12.03             245,550
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2003 to 12/31/2003                                     $5.53            $7.13             362,254
    01/01/2004 to 12/31/2004                                     $7.13            $8.24             553,542
    01/01/2005 to 12/31/2005                                     $8.24            $9.04           1,051,555
    01/01/2006 to 12/31/2006                                     $9.04           $10.96           1,002,727
    01/01/2007 to 12/31/2007                                    $10.96           $11.84             985,495
    01/01/2008 to 12/31/2008                                    $11.84            $6.85             614,606
    01/01/2009 to 12/31/2009                                     $6.85            $9.20           1,827,855
    01/01/2010 to 12/31/2010                                     $9.20            $9.73           2,492,453
    01/01/2011 to 12/31/2011                                     $9.73            $8.73           1,670,674
    01/01/2012 to 12/31/2012                                     $8.73           $10.51           1,947,918

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                        $7.59            $8.99            204,589
    01/01/2004 to 12/31/2004                        $8.99           $10.25            417,314
    01/01/2005 to 12/31/2005                       $10.25           $10.77            694,885
    01/01/2006 to 12/31/2006                       $10.77           $12.60            680,203
    01/01/2007 to 12/31/2007                       $12.60           $12.07            680,350
    01/01/2008 to 12/31/2008                       $12.07            $6.97            649,783
    01/01/2009 to 12/31/2009                        $6.97            $8.23          1,032,590
    01/01/2010 to 12/31/2010                        $8.23            $9.19          1,205,571
    01/01/2011 to 12/31/2011                        $9.19            $8.70            860,066
    01/01/2012 to 12/31/2012                        $8.70           $10.04            942,929
---------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    01/01/2003 to 12/31/2003                       $10.22           $11.98            814,135
    01/01/2004 to 12/31/2004                       $11.98           $12.71          1,012,739
    01/01/2005 to 12/31/2005                       $12.71           $12.69          1,294,706
    01/01/2006 to 12/31/2006                       $12.69           $13.76          1,196,608
    01/01/2007 to 12/31/2007                       $13.76           $14.42          1,051,089
    01/01/2008 to 12/31/2008                       $14.42           $10.93            929,322
    01/01/2009 to 12/31/2009                       $10.93           $14.52          1,689,546
    01/01/2010 to 12/31/2010                       $14.52           $16.27          1,430,293
    01/01/2011 to 12/31/2011                       $16.27           $17.70          1,455,420
    01/01/2012 to 12/31/2012                       $17.70           $18.51          1,706,809
---------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $6.50            $8.46          4,075,719
    01/01/2004 to 12/31/2004                        $8.46            $9.67          5,717,404
    01/01/2005 to 12/31/2005                        $9.67           $10.20          7,048,023
    01/01/2006 to 12/31/2006                       $10.20           $10.80          5,983,458
    01/01/2007 to 12/31/2007                       $10.80           $12.26          5,638,342
    01/01/2008 to 12/31/2008                       $12.26            $6.82          3,539,119
    01/01/2009 to 12/31/2009                        $6.82            $8.74          4,539,651
    01/01/2010 to 12/31/2010                        $8.74           $10.34          4,594,031
    01/01/2011 to 12/31/2011                       $10.34           $10.11          3,055,225
    01/01/2012 to 12/31/2012                       $10.11           $11.21          2,844,826
---------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    01/01/2003 to 12/31/2003                        $7.48            $9.40            123,219
    01/01/2004 to 12/31/2004                        $9.40           $10.98            213,485
    01/01/2005 to 12/31/2005                       $10.98           $11.67            218,706
    01/01/2006 to 12/31/2006                       $11.67           $14.32            349,460
    01/01/2007 to 12/31/2007                       $14.32           $15.47            339,584
    01/01/2008 to 12/31/2008                       $15.47           $10.09            263,096
    01/01/2009 to 12/31/2009                       $10.09           $13.10            807,357
    01/01/2010 to 12/31/2010                       $13.10           $14.49          1,434,007
    01/01/2011 to 12/31/2011                       $14.49           $13.86          1,104,093
    01/01/2012 to 12/31/2012                       $13.86           $16.85          1,340,014

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                               $5.31            $6.44            893,170
    01/01/2004 to 12/31/2004                               $6.44            $7.04            791,823
    01/01/2005 to 12/31/2005                               $7.04            $7.39          1,025,239
    01/01/2006 to 12/31/2006                               $7.39            $8.01            758,550
    01/01/2007 to 12/31/2007                               $8.01            $9.10            686,498
    01/01/2008 to 12/31/2008                               $9.10            $5.72            700,352
    01/01/2009 to 12/31/2009                               $5.72            $7.03          1,732,194
    01/01/2010 to 12/31/2010                               $7.03            $7.82          2,119,460
    01/01/2011 to 12/31/2011                               $7.82            $7.68          1,429,953
    01/01/2012 to 12/31/2012                               $7.68            $8.88          1,486,414
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $10.00           $10.21             14,203
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                               $7.61           $10.21            140,873
    01/01/2004 to 12/31/2004                              $10.21           $11.63            256,401
    01/01/2005 to 12/31/2005                              $11.63           $12.11            192,419
    01/01/2006 to 12/31/2006                              $12.11           $13.66            174,411
    01/01/2007 to 12/31/2007                              $13.66           $13.86            156,606
    01/01/2008 to 12/31/2008                              $13.86            $8.47            191,791
    01/01/2009 to 12/31/2009                               $8.47           $11.62            547,214
    01/01/2010 to 12/31/2010                              $11.62           $14.18            743,476
    01/01/2011 to 12/31/2011                              $14.18           $13.52            516,116
    01/01/2012 to 12/31/2012                              $13.52           $15.81            587,711
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2003 to 12/31/2003                              $10.57           $10.51          1,245,396
    01/01/2004 to 12/31/2004                              $10.51           $10.46          1,663,940
    01/01/2005 to 12/31/2005                              $10.46           $10.62          3,179,375
    01/01/2006 to 12/31/2006                              $10.62           $10.96          3,505,960
    01/01/2007 to 12/31/2007                              $10.96           $11.36          4,361,361
    01/01/2008 to 12/31/2008                              $11.36           $11.50          7,844,009
    01/01/2009 to 12/31/2009                              $11.50           $11.38          7,658,391
    01/01/2010 to 12/31/2010                              $11.38           $11.24          6,801,612
    01/01/2011 to 12/31/2011                              $11.24           $11.10          6,279,406
    01/01/2012 to 12/31/2012                              $11.10           $10.96          4,601,307
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                              $10.26           $13.82            781,348
    01/01/2004 to 12/31/2004                              $13.82           $16.76          1,116,503
    01/01/2005 to 12/31/2005                              $16.76           $18.55          1,303,740
    01/01/2006 to 12/31/2006                              $18.55           $20.28          1,086,861
    01/01/2007 to 12/31/2007                              $20.28           $20.66            975,347
    01/01/2008 to 12/31/2008                              $20.66           $11.78            570,591
    01/01/2009 to 12/31/2009                              $11.78           $16.36            867,525
    01/01/2010 to 12/31/2010                              $16.36           $19.95          1,067,139
    01/01/2011 to 12/31/2011                              $19.95           $19.21            718,917
    01/01/2012 to 12/31/2012                              $19.21           $22.22            726,117
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.03           $10.08             42,951
    01/01/2012 to 12/31/2012                              $10.08           $10.44            158,119

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                             $4.83            $6.23             371,267
    01/01/2004 to 12/31/2004                             $6.23            $7.14             555,160
    01/01/2005 to 12/31/2005                             $7.14            $8.00             771,461
    01/01/2006 to 12/31/2006                             $8.00            $9.01             697,877
    01/01/2007 to 12/31/2007                             $9.01           $10.88             971,242
    01/01/2008 to 12/31/2008                            $10.88            $6.10             610,828
    01/01/2009 to 12/31/2009                             $6.10            $7.82           1,281,862
    01/01/2010 to 12/31/2010                             $7.82            $9.94           1,796,178
    01/01/2011 to 12/31/2011                             $9.94            $9.98           1,468,365
    01/01/2012 to 12/31/2012                             $9.98           $11.08           1,554,762
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                             $4.71            $6.86             258,089
    01/01/2004 to 12/31/2004                             $6.86            $7.41             293,384
    01/01/2005 to 12/31/2005                             $7.41            $7.35             267,925
    01/01/2006 to 12/31/2006                             $7.35            $7.82             344,893
    01/01/2007 to 12/31/2007                             $7.82            $9.17             382,635
    01/01/2008 to 12/31/2008                             $9.17            $5.20             242,993
    01/01/2009 to 12/31/2009                             $5.20            $6.30             809,394
    01/01/2010 to 12/31/2010                             $6.30            $7.48           1,201,338
    01/01/2011 to 04/29/2011                             $7.48            $8.40                   0
--------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                           $10.00           $10.35           1,899,490
--------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                           $10.10            $5.58              25,631
    01/01/2009 to 12/31/2009                             $5.58            $9.18           1,699,847
    01/01/2010 to 12/31/2010                             $9.18           $11.09           2,970,397
    01/01/2011 to 12/31/2011                            $11.09            $8.73           2,098,763
    01/01/2012 to 12/31/2012                             $8.73           $10.17           2,548,478
--------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2003 to 12/31/2003                            $10.09           $12.08             956,856
    01/01/2004 to 12/31/2004                            $12.08           $12.18           2,189,975
    01/01/2005 to 12/31/2005                            $12.18           $12.22           2,996,256
    01/01/2006 to 12/31/2006                            $12.22           $12.53           2,687,532
    01/01/2007 to 12/31/2007                            $12.53           $13.21           2,594,813
    01/01/2008 to 12/31/2008                            $13.21           $13.19           1,654,958
    01/01/2009 to 12/31/2009                            $13.19           $14.36           2,949,882
    01/01/2010 to 12/31/2010                            $14.36           $14.74           3,080,140
    01/01/2011 to 12/31/2011                            $14.74           $14.88           2,600,827
    01/01/2012 to 12/31/2012                            $14.88           $15.38           2,281,868
--------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2003 to 12/31/2003                            $12.72           $13.23           2,301,863
    01/01/2004 to 12/31/2004                            $13.23           $13.72           3,074,732
    01/01/2005 to 12/31/2005                            $13.72           $13.88           1,924,370
    01/01/2006 to 12/31/2006                            $13.88           $14.22           2,004,498
    01/01/2007 to 12/31/2007                            $14.22           $15.21           2,344,694
    01/01/2008 to 12/31/2008                            $15.21           $14.68           2,402,587
    01/01/2009 to 12/31/2009                            $14.68           $16.90          10,715,121
    01/01/2010 to 12/31/2010                            $16.90           $17.97          15,065,751
    01/01/2011 to 12/31/2011                            $17.97           $18.31          11,688,146
    01/01/2012 to 12/31/2012                            $18.31           $19.77          12,996,719

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                               $10.00           $10.04             215,280
    01/01/2006 to 12/31/2006                                $10.04           $10.70             443,968
    01/01/2007 to 12/31/2007                                $10.70           $11.49             649,597
    01/01/2008 to 12/31/2008                                $11.49            $9.14           3,492,156
    01/01/2009 to 12/31/2009                                 $9.14           $10.83          16,345,435
    01/01/2010 to 12/31/2010                                $10.83           $11.83          21,296,028
    01/01/2011 to 12/31/2011                                $11.83           $11.79          20,978,607
    01/01/2012 to 12/31/2012                                $11.79           $12.85          21,413,601
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                               $10.02           $10.08              86,299
    01/01/2012 to 12/31/2012                                $10.08           $10.66             270,512
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    01/01/2003 to 12/31/2003                                 $6.59            $8.28             554,156
    01/01/2004 to 12/31/2004                                 $8.28            $8.99             642,882
    01/01/2005 to 12/31/2005                                 $8.99            $9.20             851,019
    01/01/2006 to 12/31/2006                                 $9.20           $10.23             842,745
    01/01/2007 to 12/31/2007                                $10.23           $10.31             958,429
    01/01/2008 to 12/31/2008                                $10.31            $6.24             452,522
    01/01/2009 to 12/31/2009                                 $6.24            $7.51             644,194
    01/01/2010 to 12/31/2010                                 $7.51            $8.53             777,947
    01/01/2011 to 12/31/2011                                 $8.53            $8.71             677,195
    01/01/2012 to 12/31/2012                                 $8.71           $10.22             816,572
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $10.00            $8.92              66,424
    01/01/2012 to 12/31/2012                                 $8.92            $9.97             290,810
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                               $10.00           $11.51              31,450
    01/01/2008 to 12/31/2008                                $11.51            $7.37             468,660
    01/01/2009 to 12/31/2009                                 $7.37            $9.23           7,963,536
    01/01/2010 to 12/31/2010                                 $9.23           $10.42          13,249,095
    01/01/2011 to 12/31/2011                                $10.42           $10.04           9,509,858
    01/01/2012 to 12/31/2012                                $10.04           $11.49          12,073,527
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/01/2003 to 12/31/2003                                 $8.36            $9.81             115,095
    01/01/2004 to 12/31/2004                                 $9.81           $10.56             146,721
    01/01/2005 to 12/31/2005                                $10.56           $10.91             173,191
    01/01/2006 to 12/31/2006                                $10.91           $11.82             174,226
    01/01/2007 to 12/31/2007                                $11.82           $12.71             214,498
    01/01/2008 to 12/31/2008                                $12.71            $8.76             613,791
    01/01/2009 to 12/31/2009                                 $8.76           $11.02           9,604,813
    01/01/2010 to 12/31/2010                                $11.02           $12.17          16,692,964
    01/01/2011 to 12/31/2011                                $12.17           $11.61          13,447,730
    01/01/2012 to 12/31/2012                                $11.61           $12.74          14,684,084

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $12.12           $17.38             145,364
    01/01/2004 to 12/31/2004                        $17.38           $15.97             107,136
    01/01/2005 to 12/31/2005                        $15.97           $16.00             126,824
    01/01/2006 to 12/31/2006                        $16.00           $17.80             111,114
    01/01/2007 to 12/31/2007                        $17.80           $18.83             118,021
    01/01/2008 to 12/31/2008                        $18.83           $12.09             187,342
    01/01/2009 to 12/31/2009                        $12.09           $15.98             375,867
    01/01/2010 to 12/31/2010                        $15.98           $21.53             527,269
    01/01/2011 to 12/31/2011                        $21.53           $21.05             412,276
    01/01/2012 to 12/31/2012                        $21.05           $23.32             475,113
----------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                        $10.79           $14.47             962,965
    01/01/2004 to 12/31/2004                        $14.47           $16.64           1,293,786
    01/01/2005 to 12/31/2005                        $16.64           $17.52           1,484,713
    01/01/2006 to 12/31/2006                        $17.52           $20.77           1,198,255
    01/01/2007 to 12/31/2007                        $20.77           $19.36           1,176,566
    01/01/2008 to 12/31/2008                        $19.36           $13.44             760,721
    01/01/2009 to 12/31/2009                        $13.44           $16.85             971,333
    01/01/2010 to 12/31/2010                        $16.85           $20.96             983,045
    01/01/2011 to 12/31/2011                        $20.96           $19.47             633,878
    01/01/2012 to 12/31/2012                        $19.47           $22.71             589,246
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/01/2003 to 12/31/2003                         $8.47           $10.37             222,150
    01/01/2004 to 12/31/2004                        $10.37           $11.39             357,085
    01/01/2005 to 12/31/2005                        $11.39           $11.77             558,394
    01/01/2006 to 12/31/2006                        $11.77           $13.08             665,726
    01/01/2007 to 12/31/2007                        $13.08           $13.73             949,867
    01/01/2008 to 12/31/2008                        $13.73           $10.04           2,067,659
    01/01/2009 to 12/31/2009                        $10.04           $12.31          13,701,662
    01/01/2010 to 12/31/2010                        $12.31           $13.56          19,352,932
    01/01/2011 to 12/31/2011                        $13.56           $13.65          16,991,612
    01/01/2012 to 12/31/2012                        $13.65           $15.30          19,880,313
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    01/01/2003 to 12/31/2003                         $8.61           $10.91             453,569
    01/01/2004 to 12/31/2004                        $10.91           $12.28             603,508
    01/01/2005 to 12/31/2005                        $12.28           $12.79             635,233
    01/01/2006 to 12/31/2006                        $12.79           $15.33             815,109
    01/01/2007 to 12/31/2007                        $15.33           $14.60             776,427
    01/01/2008 to 12/31/2008                        $14.60            $8.38             424,531
    01/01/2009 to 12/31/2009                         $8.38           $10.24             788,524
    01/01/2010 to 12/31/2010                        $10.24           $11.45           1,004,584
    01/01/2011 to 12/31/2011                        $11.45           $11.12             741,548
    01/01/2012 to 12/31/2012                        $11.12           $12.88             986,090

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2003 to 12/31/2003                             $12.32           $13.73            289,862
    01/01/2004 to 12/31/2004                             $13.73           $14.73            657,913
    01/01/2005 to 12/31/2005                             $14.73           $13.89            938,587
    01/01/2006 to 12/31/2006                             $13.89           $14.58            836,914
    01/01/2007 to 12/31/2007                             $14.58           $15.79            874,210
    01/01/2008 to 12/31/2008                             $15.79           $15.21            536,127
    01/01/2009 to 12/31/2009                             $15.21           $16.84          1,081,396
    01/01/2010 to 12/31/2010                             $16.84           $17.58          1,391,312
    01/01/2011 to 12/31/2011                             $17.58           $18.08          1,078,586
    01/01/2012 to 12/31/2012                             $18.08           $18.79          1,116,940
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                              $4.86            $5.93            263,698
    01/01/2004 to 12/31/2004                              $5.93            $6.19            326,194
    01/01/2005 to 12/31/2005                              $6.19            $7.12            512,014
    01/01/2006 to 12/31/2006                              $7.12            $7.43            608,747
    01/01/2007 to 12/31/2007                              $7.43            $7.94            919,355
    01/01/2008 to 12/31/2008                              $7.94            $4.66          1,074,328
    01/01/2009 to 12/31/2009                              $4.66            $7.06          3,806,238
    01/01/2010 to 12/31/2010                              $7.06            $8.07          5,578,264
    01/01/2011 to 12/31/2011                              $8.07            $7.84          3,909,559
    01/01/2012 to 12/31/2012                              $7.84            $9.10          4,988,062
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/01/2003 to 12/31/2003                             $10.42           $13.75             75,013
    01/01/2004 to 12/31/2004                             $13.75           $17.81            192,336
    01/01/2005 to 12/31/2005                             $17.81           $23.11            254,041
    01/01/2006 to 12/31/2006                             $23.11           $26.44            291,510
    01/01/2007 to 12/31/2007                             $26.44           $36.68            378,258
    01/01/2008 to 12/31/2008                             $36.68           $18.12            317,719
    01/01/2009 to 12/31/2009                             $18.12           $26.72            995,022
    01/01/2010 to 12/31/2010                             $26.72           $31.78          1,431,376
    01/01/2011 to 12/31/2011                             $31.78           $26.70          1,050,814
    01/01/2012 to 12/31/2012                             $26.70           $27.32          1,265,297
---------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    12/05/2005* to 12/31/2005                            $10.00           $10.00            171,403
    01/01/2006 to 12/31/2006                             $10.00           $11.42          1,094,157
    01/01/2007 to 12/31/2007                             $11.42           $12.36          1,458,079
    01/01/2008 to 12/31/2008                             $12.36            $7.04          1,329,693
    01/01/2009 to 12/31/2009                              $7.04            $8.93          2,519,429
    01/01/2010 to 12/31/2010                              $8.93           $10.11          2,581,966
    01/01/2011 to 12/31/2011                             $10.11            $9.63          2,323,329
    01/01/2012 to 12/31/2012                              $9.63           $10.56          2,476,015
---------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                            $10.00            $9.98             48,832
    01/01/2008 to 12/31/2008                              $9.98            $9.35            677,200
    01/01/2009 to 12/31/2009                              $9.35           $10.30          2,726,911
    01/01/2010 to 12/31/2010                             $10.30           $10.97          3,801,379
    01/01/2011 to 12/31/2011                             $10.97           $11.48          3,277,047
    01/01/2012 to 12/31/2012                             $11.48           $12.23          3,417,319
---------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                            $10.00           $10.40             13,099

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    04/15/2005* to 12/31/2005                                 $9.82           $11.47              64,775
    01/01/2006 to 12/31/2006                                 $11.47           $12.58              72,371
    01/01/2007 to 12/31/2007                                 $12.58           $13.79              85,135
    01/01/2008 to 12/31/2008                                 $13.79            $8.02              66,604
    01/01/2009 to 12/31/2009                                  $8.02           $11.07              93,737
    01/01/2010 to 07/16/2010                                 $11.07           $10.86                   0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2003 to 12/31/2003                                     --           $10.46              24,847
    01/01/2004 to 12/31/2004                                 $10.46           $12.31              62,400
    01/01/2005 to 12/31/2005                                 $12.31           $14.10             130,749
    01/01/2006 to 12/31/2006                                 $14.10           $17.15             182,002
    01/01/2007 to 12/31/2007                                 $17.15           $19.47             167,896
    01/01/2008 to 12/31/2008                                 $19.47           $11.25             150,691
    01/01/2009 to 12/31/2009                                 $11.25           $12.88             146,213
    01/01/2010 to 07/16/2010                                 $12.88           $12.26                   0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2003 to 12/31/2003                                     --            $9.21              15,743
    01/01/2004 to 12/31/2004                                  $9.21            $9.75              26,849
    01/01/2005 to 12/31/2005                                  $9.75           $10.00              18,356
    01/01/2006 to 12/31/2006                                 $10.00           $10.47              19,700
    01/01/2007 to 12/31/2007                                 $10.47           $11.58              38,907
    01/01/2008 to 12/31/2008                                 $11.58            $8.32              68,712
    01/01/2009 to 12/31/2009                                  $8.32           $11.83             117,760
    01/01/2010 to 07/16/2010                                 $11.83           $11.08                   0
-------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    01/01/2003 to 12/31/2003                                  $2.95            $3.99              22,064
    01/01/2004 to 12/31/2004                                  $3.99            $4.38              33,075
    01/01/2005 to 12/31/2005                                  $4.38            $4.35              14,496
    01/01/2006 to 12/31/2006                                  $4.35            $4.47              19,492
    01/01/2007 to 12/31/2007                                  $4.47            $4.67              73,318
    01/01/2008 to 12/31/2008                                  $4.67            $2.59              70,049
    01/01/2009 to 12/31/2009                                  $2.59            $3.29             131,587
    01/01/2010 to 12/31/2010                                  $3.29            $3.87             132,842
    01/01/2011 to 12/31/2011                                  $3.87            $3.40             102,394
    01/01/2012 to 12/31/2012                                  $3.40            $3.83              68,721
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                                $10.08            $6.66           1,369,089
    01/01/2009 to 12/31/2009                                  $6.66            $8.56          16,250,197
    01/01/2010 to 12/31/2010                                  $8.56            $9.31          26,361,883
    01/01/2011 to 12/31/2011                                  $9.31            $9.04          18,981,983
    01/01/2012 to 09/21/2012                                  $9.04           $10.16                   0
-------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    01/01/2003 to 12/31/2003                                     --           $12.96               8,569
    01/01/2004 to 12/31/2004                                 $12.96           $16.05              22,405
    01/01/2005 to 12/31/2005                                 $16.05           $17.46              52,338
    01/01/2006 to 12/31/2006                                 $17.46           $23.87             152,515
    01/01/2007 to 12/31/2007                                 $23.87           $26.71             239,619
    01/01/2008 to 12/31/2008                                 $26.71           $15.09             114,200
    01/01/2009 to 12/31/2009                                 $15.09           $21.03             106,503
    01/01/2010 to 12/31/2010                                 $21.03           $22.78              80,881
    01/01/2011 to 12/31/2011                                 $22.78           $20.81              65,179
    01/01/2012 to 12/31/2012                                 $20.81           $25.77              60,373

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
    04/29/2011* to 12/31/2011                                  $10.03            $8.19            44,314
    01/01/2012 to 04/27/2012                                    $8.19            $9.30                 0
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
 FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
    04/29/2011* to 12/31/2011                                   $9.99            $9.15            47,399
    01/01/2012 to 12/31/2012                                    $9.15           $10.72            40,329
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND - SERIES I
    01/01/2003 to 12/31/2003                                    $4.57            $6.22           137,600
    01/01/2004 to 12/31/2004                                    $6.22            $6.96           188,184
    01/01/2005 to 12/31/2005                                    $6.96            $7.61           135,001
    01/01/2006 to 12/31/2006                                    $7.61            $8.73           124,196
    01/01/2007 to 12/31/2007                                    $8.73            $9.67           132,861
    01/01/2008 to 12/31/2008                                    $9.67            $4.96            78,078
    01/01/2009 to 12/31/2009                                    $4.96            $6.97            90,078
    01/01/2010 to 12/31/2010                                    $6.97            $8.53            75,642
    01/01/2011 to 04/29/2011                                    $8.53            $9.51                 0
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
    01/01/2003 to 12/31/2003                                    $9.26           $11.85            48,538
    01/01/2004 to 12/31/2004                                   $11.85           $12.72            44,091
    01/01/2005 to 12/31/2005                                   $12.72           $13.30            48,007
    01/01/2006 to 12/31/2006                                   $13.30           $15.30            89,614
    01/01/2007 to 12/31/2007                                   $15.30           $11.75            53,310
    01/01/2008 to 12/31/2008                                   $11.75            $4.70            91,978
    01/01/2009 to 12/31/2009                                    $4.70            $5.92            87,326
    01/01/2010 to 12/31/2010                                    $5.92            $6.45            81,632
    01/01/2011 to 04/29/2011                                    $6.45            $6.81                 0
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
    01/01/2003 to 12/31/2003                                    $8.46           $10.68            59,116
    01/01/2004 to 12/31/2004                                   $10.68           $11.34            92,506
    01/01/2005 to 12/31/2005                                   $11.34           $12.12           106,295
    01/01/2006 to 12/31/2006                                   $12.12           $12.59           110,470
    01/01/2007 to 12/31/2007                                   $12.59           $13.91           109,826
    01/01/2008 to 12/31/2008                                   $13.91            $9.80            81,377
    01/01/2009 to 12/31/2009                                    $9.80           $12.36            81,357
    01/01/2010 to 12/31/2010                                   $12.36           $12.85            74,735
    01/01/2011 to 12/31/2011                                   $12.85           $13.19            67,482
    01/01/2012 to 12/31/2012                                   $13.19           $15.75            46,919
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND - SERIES I
    01/01/2003 to 12/31/2003                                    $2.24            $3.21            42,720
    01/01/2004 to 12/31/2004                                    $3.21            $3.32            78,567
    01/01/2005 to 12/31/2005                                    $3.32            $3.35            77,942
    01/01/2006 to 12/31/2006                                    $3.35            $3.65           254,798
    01/01/2007 to 12/31/2007                                    $3.65            $3.89           126,039
    01/01/2008 to 12/31/2008                                    $3.89            $2.13            95,405
    01/01/2009 to 12/31/2009                                    $2.13            $3.31           166,230
    01/01/2010 to 12/31/2010                                    $3.31            $3.97           298,028
    01/01/2011 to 12/31/2011                                    $3.97            $3.72           145,369
    01/01/2012 to 12/31/2012                                    $3.72            $4.09           133,777
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
    04/27/2012* to 12/31/2012                                  $10.05            $9.79            22,049

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
NASDAQ TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004               --           $12.54             7,266
    01/01/2005 to 12/31/2005           $12.54           $12.79            10,385
    01/01/2006 to 12/31/2006           $12.79           $13.76            15,488
    01/01/2007 to 12/31/2007           $13.76           $16.54            27,898
    01/01/2008 to 12/31/2008           $16.54            $8.02            34,032
    01/01/2009 to 12/31/2009            $8.02            $9.26            28,094
    01/01/2010 to 12/31/2010            $9.26           $11.92            29,023
    01/01/2011 to 12/31/2011           $11.92           $11.93            19,317
    01/01/2012 to 12/31/2012           $11.93           $13.31            12,247
---------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    01/01/2003 to 12/31/2003            $6.71           $10.59           122,136
    01/01/2004 to 12/31/2004           $10.59           $12.52           264,541
    01/01/2005 to 12/31/2005           $12.52           $16.26           351,335
    01/01/2006 to 12/31/2006           $16.26           $21.61           316,324
    01/01/2007 to 12/31/2007           $21.61           $30.63           435,146
    01/01/2008 to 12/31/2008           $30.63           $12.74           289,778
    01/01/2009 to 12/31/2009           $12.74           $20.42           332,583
    01/01/2010 to 12/31/2010           $20.42           $23.42           323,539
    01/01/2011 to 12/31/2011           $23.42           $17.94           198,299
    01/01/2012 to 12/31/2012           $17.94           $20.69           150,414
---------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    01/01/2003 to 12/31/2003               --           $12.66            47,272
    01/01/2004 to 12/31/2004           $12.66           $12.43            63,254
    01/01/2005 to 12/31/2005           $12.43           $14.67            83,233
    01/01/2006 to 12/31/2006           $14.67           $20.18           235,779
    01/01/2007 to 12/31/2007           $20.18           $29.44           204,415
    01/01/2008 to 12/31/2008           $29.44           $14.30           109,480
    01/01/2009 to 12/31/2009           $14.30           $21.77           143,857
    01/01/2010 to 12/31/2010           $21.77           $24.49           124,035
    01/01/2011 to 12/31/2011           $24.49           $17.65            40,910
    01/01/2012 to 12/31/2012           $17.65           $20.13            35,115
---------------------------------------------------------------------------------------
PROFUND VP BANKS
    01/01/2003 to 12/31/2003               --           $10.97             8,886
    01/01/2004 to 12/31/2004           $10.97           $12.11            12,480
    01/01/2005 to 12/31/2005           $12.11           $11.94            44,665
    01/01/2006 to 12/31/2006           $11.94           $13.61            35,707
    01/01/2007 to 12/31/2007           $13.61            $9.77            12,962
    01/01/2008 to 12/31/2008            $9.77            $5.12            71,458
    01/01/2009 to 12/31/2009            $5.12            $4.84            19,936
    01/01/2010 to 12/31/2010            $4.84            $5.18            19,494
    01/01/2011 to 12/31/2011            $5.18            $3.75             9,774
    01/01/2012 to 12/31/2012            $3.75            $4.94            12,044

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    01/01/2003 to 12/31/2003               --           $11.02            53,759
    01/01/2004 to 12/31/2004           $11.02           $12.00            42,597
    01/01/2005 to 12/31/2005           $12.00           $12.13            53,592
    01/01/2006 to 12/31/2006           $12.13           $13.84            67,645
    01/01/2007 to 12/31/2007           $13.84           $17.86           199,608
    01/01/2008 to 12/31/2008           $17.86            $8.57           114,858
    01/01/2009 to 12/31/2009            $8.57           $13.74           145,393
    01/01/2010 to 12/31/2010           $13.74           $17.59           122,575
    01/01/2011 to 12/31/2011           $17.59           $14.57            39,084
    01/01/2012 to 12/31/2012           $14.57           $15.61            25,470
---------------------------------------------------------------------------------------
PROFUND VP BEAR
    01/01/2003 to 12/31/2003           $13.78           $10.26            28,299
    01/01/2004 to 12/31/2004           $10.26            $9.09            16,155
    01/01/2005 to 12/31/2005            $9.09            $8.86            35,611
    01/01/2006 to 12/31/2006            $8.86            $8.09            56,286
    01/01/2007 to 12/31/2007            $8.09            $8.04            56,088
    01/01/2008 to 12/31/2008            $8.04           $11.10           157,817
    01/01/2009 to 12/31/2009           $11.10            $7.91           138,663
    01/01/2010 to 12/31/2010            $7.91            $6.42           145,694
    01/01/2011 to 12/31/2011            $6.42            $5.78            65,795
    01/01/2012 to 12/31/2012            $5.78            $4.76            52,785
---------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY
    01/01/2003 to 12/31/2003            $5.17            $7.14            20,329
    01/01/2004 to 12/31/2004            $7.14            $7.73            32,726
    01/01/2005 to 12/31/2005            $7.73            $9.11            73,804
    01/01/2006 to 12/31/2006            $9.11            $8.63            56,416
    01/01/2007 to 12/31/2007            $8.63            $8.42           165,309
    01/01/2008 to 12/31/2008            $8.42            $8.47           117,598
    01/01/2009 to 12/31/2009            $8.47            $8.67            40,735
    01/01/2010 to 12/31/2010            $8.67            $9.00            38,083
    01/01/2011 to 12/31/2011            $9.00            $9.47            22,275
    01/01/2012 to 12/31/2012            $9.47           $13.16            20,018
---------------------------------------------------------------------------------------
PROFUND VP BULL
    01/01/2003 to 12/31/2003               --            $9.91           394,427
    01/01/2004 to 12/31/2004            $9.91           $10.65           412,259
    01/01/2005 to 12/31/2005           $10.65           $10.80           384,501
    01/01/2006 to 12/31/2006           $10.80           $12.12           306,353
    01/01/2007 to 12/31/2007           $12.12           $12.40           217,866
    01/01/2008 to 12/31/2008           $12.40            $7.63           184,775
    01/01/2009 to 12/31/2009            $7.63            $9.37           436,640
    01/01/2010 to 12/31/2010            $9.37           $10.42           358,651
    01/01/2011 to 12/31/2011           $10.42           $10.29           252,508
    01/01/2012 to 12/31/2012           $10.29           $11.57           116,185

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    01/01/2003 to 12/31/2003                   --            $9.71             3,821
    01/01/2004 to 12/31/2004                $9.71           $10.47             7,578
    01/01/2005 to 12/31/2005               $10.47           $10.31             6,876
    01/01/2006 to 12/31/2006               $10.31           $11.46            39,408
    01/01/2007 to 12/31/2007               $11.46           $12.18           150,560
    01/01/2008 to 12/31/2008               $12.18            $8.81            19,941
    01/01/2009 to 12/31/2009                $8.81           $10.58            17,782
    01/01/2010 to 12/31/2010               $10.58           $12.26            26,562
    01/01/2011 to 12/31/2011               $12.26           $12.95            25,754
    01/01/2012 to 12/31/2012               $12.95           $14.18            13,002
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    01/01/2003 to 12/31/2003                   --            $9.10            13,935
    01/01/2004 to 12/31/2004                $9.10            $9.67            20,288
    01/01/2005 to 12/31/2005                $9.67            $9.10             3,866
    01/01/2006 to 12/31/2006                $9.10           $10.06            15,819
    01/01/2007 to 12/31/2007               $10.06            $9.12             5,165
    01/01/2008 to 12/31/2008                $9.12            $6.18            16,093
    01/01/2009 to 12/31/2009                $6.18            $7.98            19,670
    01/01/2010 to 12/31/2010                $7.98            $9.57            28,520
    01/01/2011 to 12/31/2011                $9.57            $9.97            21,528
    01/01/2012 to 12/31/2012                $9.97           $12.02            16,814
-------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    01/01/2003 to 12/31/2003                $5.11            $7.00            75,543
    01/01/2004 to 12/31/2004                $7.00            $7.90           201,444
    01/01/2005 to 12/31/2005                $7.90            $8.43            76,381
    01/01/2006 to 12/31/2006                $8.43            $9.79           370,628
    01/01/2007 to 12/31/2007                $9.79           $11.07           331,218
    01/01/2008 to 12/31/2008               $11.07            $6.12           126,269
    01/01/2009 to 12/31/2009                $6.12            $8.00           313,143
    01/01/2010 to 12/31/2010                $8.00            $8.11           272,463
    01/01/2011 to 12/31/2011                $8.11            $7.29            52,358
    01/01/2012 to 12/31/2012                $7.29            $8.40            55,477
-------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    01/01/2003 to 12/31/2003                $7.76            $9.88            32,283
    01/01/2004 to 12/31/2004                $9.88           $10.77            70,662
    01/01/2005 to 12/31/2005               $10.77           $11.06            43,105
    01/01/2006 to 12/31/2006               $11.06           $12.81           108,064
    01/01/2007 to 12/31/2007               $12.81           $10.23            27,930
    01/01/2008 to 12/31/2008               $10.23            $5.00            52,097
    01/01/2009 to 12/31/2009                $5.00            $5.68           140,784
    01/01/2010 to 12/31/2010                $5.68            $6.22            44,908
    01/01/2011 to 12/31/2011                $6.22            $5.29            23,822
    01/01/2012 to 12/31/2012                $5.29            $6.52            22,703

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    01/01/2003 to 12/31/2003            $7.15            $8.29            23,591
    01/01/2004 to 12/31/2004            $8.29            $8.38            91,641
    01/01/2005 to 12/31/2005            $8.38            $8.77            83,943
    01/01/2006 to 12/31/2006            $8.77            $9.12           179,877
    01/01/2007 to 12/31/2007            $9.12            $9.60           255,222
    01/01/2008 to 12/31/2008            $9.60            $7.17            79,165
    01/01/2009 to 12/31/2009            $7.17            $8.47            73,901
    01/01/2010 to 12/31/2010            $8.47            $8.60            65,780
    01/01/2011 to 12/31/2011            $8.60            $9.35            84,331
    01/01/2012 to 12/31/2012            $9.35           $10.85            82,149
---------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    01/01/2003 to 12/31/2003               --           $10.08            11,186
    01/01/2004 to 12/31/2004           $10.08           $11.27            22,333
    01/01/2005 to 12/31/2005           $11.27           $11.40             9,851
    01/01/2006 to 12/31/2006           $11.40           $12.57            21,635
    01/01/2007 to 12/31/2007           $12.57           $13.87            15,320
    01/01/2008 to 12/31/2008           $13.87            $8.15            39,857
    01/01/2009 to 12/31/2009            $8.15            $9.99            27,311
    01/01/2010 to 12/31/2010            $9.99           $12.20            21,347
    01/01/2011 to 12/31/2011           $12.20           $11.84            16,683
    01/01/2012 to 12/31/2012           $11.84           $13.53             8,126
---------------------------------------------------------------------------------------
PROFUND VP INTERNET
    01/01/2003 to 12/31/2003               --           $15.10             8,287
    01/01/2004 to 12/31/2004           $15.10           $18.08            20,851
    01/01/2005 to 12/31/2005           $18.08           $19.18            46,724
    01/01/2006 to 12/31/2006           $19.18           $19.20             6,326
    01/01/2007 to 12/31/2007           $19.20           $20.89            16,744
    01/01/2008 to 12/31/2008           $20.89           $11.38             7,505
    01/01/2009 to 12/31/2009           $11.38           $19.93            16,747
    01/01/2010 to 12/31/2010           $19.93           $26.62            31,261
    01/01/2011 to 12/31/2011           $26.62           $24.47             3,751
    01/01/2012 to 12/31/2012           $24.47           $28.94             2,884
---------------------------------------------------------------------------------------
PROFUND VP JAPAN
    01/01/2003 to 12/31/2003               --            $9.09            28,579
    01/01/2004 to 12/31/2004            $9.09            $9.65            87,251
    01/01/2005 to 12/31/2005            $9.65           $13.51           165,707
    01/01/2006 to 12/31/2006           $13.51           $14.79           117,156
    01/01/2007 to 12/31/2007           $14.79           $13.14            54,211
    01/01/2008 to 12/31/2008           $13.14            $7.68            67,522
    01/01/2009 to 12/31/2009            $7.68            $8.37            84,572
    01/01/2010 to 12/31/2010            $8.37            $7.72            72,550
    01/01/2011 to 12/31/2011            $7.72            $6.21            38,109
    01/01/2012 to 12/31/2012            $6.21            $7.54            35,371
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    01/01/2005 to 12/31/2005           $10.38           $10.35            98,334
    01/01/2006 to 12/31/2006           $10.35           $11.14            87,853
    01/01/2007 to 12/31/2007           $11.14           $11.77           111,093
    01/01/2008 to 12/31/2008           $11.77            $7.49           123,085
    01/01/2009 to 12/31/2009            $7.49            $9.60           134,716
    01/01/2010 to 12/31/2010            $9.60           $10.73            89,108
    01/01/2011 to 12/31/2011           $10.73           $10.93           120,030
    01/01/2012 to 12/31/2012           $10.93           $12.16            63,603

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    01/01/2004 to 12/31/2004               --           $10.37             3,839
    01/01/2005 to 12/31/2005           $10.37           $10.55           131,174
    01/01/2006 to 12/31/2006           $10.55           $12.37           296,094
    01/01/2007 to 12/31/2007           $12.37           $12.23           172,527
    01/01/2008 to 12/31/2008           $12.23            $7.19           138,391
    01/01/2009 to 12/31/2009            $7.19            $8.48            83,232
    01/01/2010 to 12/31/2010            $8.48            $9.46            89,765
    01/01/2011 to 12/31/2011            $9.46            $9.22            42,710
    01/01/2012 to 12/31/2012            $9.22           $10.51            26,138
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    01/01/2003 to 12/31/2003               --            $9.75            24,107
    01/01/2004 to 12/31/2004            $9.75           $10.70            80,520
    01/01/2005 to 12/31/2005           $10.70           $11.75           181,173
    01/01/2006 to 12/31/2006           $11.75           $12.06            55,706
    01/01/2007 to 12/31/2007           $12.06           $13.31            89,654
    01/01/2008 to 12/31/2008           $13.31            $8.04            62,780
    01/01/2009 to 12/31/2009            $8.04           $10.99            83,374
    01/01/2010 to 12/31/2010           $10.99           $13.93           205,337
    01/01/2011 to 12/31/2011           $13.93           $13.36            64,733
    01/01/2012 to 12/31/2012           $13.36           $15.22            52,836
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    01/01/2003 to 12/31/2003               --           $10.30            59,964
    01/01/2004 to 12/31/2004           $10.30           $11.80            87,968
    01/01/2005 to 12/31/2005           $11.80           $12.68            86,401
    01/01/2006 to 12/31/2006           $12.68           $14.06           216,242
    01/01/2007 to 12/31/2007           $14.06           $14.02           130,141
    01/01/2008 to 12/31/2008           $14.02            $8.82            68,810
    01/01/2009 to 12/31/2009            $8.82           $11.40            58,665
    01/01/2010 to 12/31/2010           $11.40           $13.56            63,526
    01/01/2011 to 12/31/2011           $13.56           $12.86            58,692
    01/01/2012 to 12/31/2012           $12.86           $14.80            40,665
---------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    01/01/2003 to 12/31/2003               --            $5.07           257,947
    01/01/2004 to 12/31/2004            $5.07            $5.44           293,311
    01/01/2005 to 12/31/2005            $5.44            $5.38           234,957
    01/01/2006 to 12/31/2006            $5.38            $5.60           266,020
    01/01/2007 to 12/31/2007            $5.60            $6.50           383,014
    01/01/2008 to 12/31/2008            $6.50            $3.69           318,742
    01/01/2009 to 12/31/2009            $3.69            $5.55           327,797
    01/01/2010 to 12/31/2010            $5.55            $6.48           316,781
    01/01/2011 to 12/31/2011            $6.48            $6.49           232,290
    01/01/2012 to 12/31/2012            $6.49            $7.45           217,667
---------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    01/01/2003 to 12/31/2003               --            $9.10            50,155
    01/01/2004 to 12/31/2004            $9.10           $11.62           186,654
    01/01/2005 to 12/31/2005           $11.62           $15.07           278,771
    01/01/2006 to 12/31/2006           $15.07           $17.96           226,319
    01/01/2007 to 12/31/2007           $17.96           $23.49           230,618
    01/01/2008 to 12/31/2008           $23.49           $14.62           186,825
    01/01/2009 to 12/31/2009           $14.62           $16.68           156,252
    01/01/2010 to 12/31/2010           $16.68           $19.40           135,958
    01/01/2011 to 12/31/2011           $19.40           $19.59            76,432
    01/01/2012 to 12/31/2012           $19.59           $19.90            53,849

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    01/01/2003 to 12/31/2003                   --            $8.95            24,743
    01/01/2004 to 12/31/2004                $8.95            $8.02            27,913
    01/01/2005 to 12/31/2005                $8.02            $7.62            36,753
    01/01/2006 to 12/31/2006                $7.62            $8.44           116,086
    01/01/2007 to 12/31/2007                $8.44            $8.53            85,082
    01/01/2008 to 12/31/2008                $8.53            $6.78            76,505
    01/01/2009 to 12/31/2009                $6.78            $7.82            74,314
    01/01/2010 to 12/31/2010                $7.82            $7.76            31,364
    01/01/2011 to 12/31/2011                $7.76            $8.90            38,921
    01/01/2012 to 12/31/2012                $8.90            $9.83            24,365
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    01/01/2003 to 12/31/2003                $9.73           $13.38            89,687
    01/01/2004 to 12/31/2004               $13.38           $11.90           102,230
    01/01/2005 to 12/31/2005               $11.90           $14.84           200,314
    01/01/2006 to 12/31/2006               $14.84           $15.74           233,772
    01/01/2007 to 12/31/2007               $15.74           $19.03           203,953
    01/01/2008 to 12/31/2008               $19.03           $13.01           256,815
    01/01/2009 to 12/31/2009               $13.01           $17.39           237,439
    01/01/2010 to 12/31/2010               $17.39           $22.83           247,308
    01/01/2011 to 12/31/2011               $22.83           $18.21           173,485
    01/01/2012 to 12/31/2012               $18.21           $15.37           113,803
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    01/01/2003 to 12/31/2003               $10.65           $14.00            18,355
    01/01/2004 to 12/31/2004               $14.00           $17.58            53,006
    01/01/2005 to 12/31/2005               $17.58           $18.54            31,980
    01/01/2006 to 12/31/2006               $18.54           $24.25            61,873
    01/01/2007 to 12/31/2007               $24.25           $19.25            39,817
    01/01/2008 to 12/31/2008               $19.25           $11.17            46,281
    01/01/2009 to 12/31/2009               $11.17           $14.10            52,257
    01/01/2010 to 12/31/2010               $14.10           $17.37            29,823
    01/01/2011 to 12/31/2011               $17.37           $17.96            20,201
    01/01/2012 to 12/31/2012               $17.96           $20.79            16,035
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    01/01/2003 to 12/31/2003                   --            $7.61            78,428
    01/01/2004 to 12/31/2004                $7.61            $6.70           266,169
    01/01/2005 to 12/31/2005                $6.70            $6.09           302,979
    01/01/2006 to 12/31/2006                $6.09            $6.63           268,688
    01/01/2007 to 12/31/2007                $6.63            $6.20           268,294
    01/01/2008 to 12/31/2008                $6.20            $3.80           202,541
    01/01/2009 to 12/31/2009                $3.80            $4.96           266,088
    01/01/2010 to 12/31/2010                $4.96            $4.11           219,463
    01/01/2011 to 12/31/2011                $4.11            $2.54           212,763
    01/01/2012 to 12/31/2012                $2.54            $2.33            82,640

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SEMICONDUCTOR
    01/01/2003 to 12/31/2003               --            $9.58            17,621
    01/01/2004 to 12/31/2004            $9.58            $7.23            52,485
    01/01/2005 to 12/31/2005            $7.23            $7.76            68,309
    01/01/2006 to 12/31/2006            $7.76            $7.12             9,658
    01/01/2007 to 12/31/2007            $7.12            $7.53            18,356
    01/01/2008 to 12/31/2008            $7.53            $3.73            21,594
    01/01/2009 to 12/31/2009            $3.73            $6.04            68,094
    01/01/2010 to 12/31/2010            $6.04            $6.71            23,685
    01/01/2011 to 12/31/2011            $6.71            $6.36            13,072
    01/01/2012 to 12/31/2012            $6.36            $6.02             4,765
---------------------------------------------------------------------------------------
PROFUND VP SHORT MID-CAP
    01/01/2004 to 12/31/2004               --            $9.70               571
    01/01/2005 to 12/31/2005            $9.70            $8.67               975
    01/01/2006 to 12/31/2006            $8.67            $8.26             4,948
    01/01/2007 to 12/31/2007            $8.26            $7.92            17,295
    01/01/2008 to 12/31/2008            $7.92           $10.31            19,300
    01/01/2009 to 12/31/2009           $10.31            $6.58            57,877
    01/01/2010 to 12/31/2010            $6.58            $4.82            47,099
    01/01/2011 to 12/31/2011            $4.82            $4.37            43,108
    01/01/2012 to 12/31/2012            $4.37            $3.49            32,090
---------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    01/01/2003 to 12/31/2003           $11.03            $6.83            40,617
    01/01/2004 to 12/31/2004            $6.83            $5.99            77,280
    01/01/2005 to 12/31/2005            $5.99            $5.97            77,758
    01/01/2006 to 12/31/2006            $5.97            $5.81            53,401
    01/01/2007 to 12/31/2007            $5.81            $5.08            37,820
    01/01/2008 to 12/31/2008            $5.08            $7.43            61,822
    01/01/2009 to 12/31/2009            $7.43            $4.35            83,247
    01/01/2010 to 12/31/2010            $4.35            $3.39            75,845
    01/01/2011 to 12/31/2011            $3.39            $2.99            92,806
    01/01/2012 to 12/31/2012            $2.99            $2.40            55,833
---------------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP
    01/01/2004 to 12/31/2004               --            $9.55             7,859
    01/01/2005 to 12/31/2005            $9.55            $9.15            11,578
    01/01/2006 to 12/31/2006            $9.15            $7.97             6,984
    01/01/2007 to 12/31/2007            $7.97            $8.23            35,184
    01/01/2008 to 12/31/2008            $8.23           $10.08            25,904
    01/01/2009 to 12/31/2009           $10.08            $6.73            32,810
    01/01/2010 to 12/31/2010            $6.73            $4.72            38,078
    01/01/2011 to 12/31/2011            $4.72            $4.24            53,572
    01/01/2012 to 12/31/2012            $4.24            $3.39            25,569
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    01/01/2003 to 12/31/2003               --           $10.23            65,882
    01/01/2004 to 12/31/2004           $10.23           $12.11           237,000
    01/01/2005 to 12/31/2005           $12.11           $12.86           341,834
    01/01/2006 to 12/31/2006           $12.86           $13.79           103,542
    01/01/2007 to 12/31/2007           $13.79           $14.17            70,944
    01/01/2008 to 12/31/2008           $14.17            $9.23            89,300
    01/01/2009 to 12/31/2009            $9.23           $11.50            80,525
    01/01/2010 to 12/31/2010           $11.50           $14.28           164,711
    01/01/2011 to 12/31/2011           $14.28           $14.29            44,095
    01/01/2012 to 12/31/2012           $14.29           $15.87            27,995

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    01/01/2003 to 12/31/2003               --            $9.46           105,751
    01/01/2004 to 12/31/2004            $9.46           $11.22           123,988
    01/01/2005 to 12/31/2005           $11.22           $11.52            53,564
    01/01/2006 to 12/31/2006           $11.52           $13.36           181,265
    01/01/2007 to 12/31/2007           $13.36           $12.24            56,109
    01/01/2008 to 12/31/2008           $12.24            $8.38            63,921
    01/01/2009 to 12/31/2009            $8.38            $9.96            41,964
    01/01/2010 to 12/31/2010            $9.96           $12.01            57,571
    01/01/2011 to 12/31/2011           $12.01           $11.37            67,448
    01/01/2012 to 12/31/2012           $11.37           $13.05            34,099
---------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY
    01/01/2003 to 12/31/2003               --            $5.00            74,180
    01/01/2004 to 12/31/2004            $5.00            $4.91            88,720
    01/01/2005 to 12/31/2005            $4.91            $4.91           109,697
    01/01/2006 to 12/31/2006            $4.91            $5.24            74,232
    01/01/2007 to 12/31/2007            $5.24            $5.92           199,048
    01/01/2008 to 12/31/2008            $5.92            $3.25            78,353
    01/01/2009 to 12/31/2009            $3.25            $5.19           138,365
    01/01/2010 to 12/31/2010            $5.19            $5.67           108,312
    01/01/2011 to 12/31/2011            $5.67            $5.53           131,824
    01/01/2012 to 12/31/2012            $5.53            $6.02            43,220
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    01/01/2003 to 12/31/2003               --            $4.41            30,179
    01/01/2004 to 12/31/2004            $4.41            $5.04           118,731
    01/01/2005 to 12/31/2005            $5.04            $4.64            45,277
    01/01/2006 to 12/31/2006            $4.64            $6.16           207,252
    01/01/2007 to 12/31/2007            $6.16            $6.59           120,262
    01/01/2008 to 12/31/2008            $6.59            $4.27            89,358
    01/01/2009 to 12/31/2009            $4.27            $4.52            80,465
    01/01/2010 to 12/31/2010            $4.52            $5.17            83,526
    01/01/2011 to 12/31/2011            $5.17            $5.20            36,580
    01/01/2012 to 12/31/2012            $5.20            $5.98            22,687
---------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    01/01/2003 to 12/31/2003           $11.59           $11.15            20,058
    01/01/2004 to 12/31/2004           $11.15           $11.91            42,782
    01/01/2005 to 12/31/2005           $11.91           $12.83           119,421
    01/01/2006 to 12/31/2006           $12.83           $12.09            50,469
    01/01/2007 to 12/31/2007           $12.09           $13.15           250,069
    01/01/2008 to 12/31/2008           $13.15           $19.44           169,486
    01/01/2009 to 12/31/2009           $19.44           $12.93            80,750
    01/01/2010 to 12/31/2010           $12.93           $14.06            70,483
    01/01/2011 to 12/31/2011           $14.06           $19.93            41,695
    01/01/2012 to 12/31/2012           $19.93           $19.87            22,641

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP ULTRABULL
    01/01/2003 to 12/31/2003            $4.72            $7.13             56,257
    01/01/2004 to 12/31/2004            $7.13            $8.25            305,666
    01/01/2005 to 12/31/2005            $8.25            $8.36             82,031
    01/01/2006 to 12/31/2006            $8.36           $10.16             91,153
    01/01/2007 to 12/31/2007           $10.16           $10.11            117,940
    01/01/2008 to 12/31/2008           $10.11            $3.26            201,842
    01/01/2009 to 12/31/2009            $3.26            $4.65            187,230
    01/01/2010 to 12/31/2010            $4.65            $5.61            134,141
    01/01/2011 to 12/31/2011            $5.61            $5.27             92,855
    01/01/2012 to 12/31/2012            $5.27            $6.71             49,626
---------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    01/01/2003 to 12/31/2003               --            $9.62             34,556
    01/01/2004 to 12/31/2004            $9.62           $12.13            115,073
    01/01/2005 to 12/31/2005           $12.13           $14.12            150,869
    01/01/2006 to 12/31/2006           $14.12           $15.42            133,297
    01/01/2007 to 12/31/2007           $15.42           $16.14             93,025
    01/01/2008 to 12/31/2008           $16.14            $5.18            149,958
    01/01/2009 to 12/31/2009            $5.18            $8.49            113,659
    01/01/2010 to 12/31/2010            $8.49           $12.54            116,062
    01/01/2011 to 12/31/2011           $12.54           $10.70             53,860
    01/01/2012 to 12/31/2012           $10.70           $13.99             45,039
---------------------------------------------------------------------------------------
PROFUND VP ULTRANASDAQ-100
    01/01/2003 to 12/31/2003               --            $0.77            890,270
    01/01/2004 to 12/31/2004            $0.77            $0.87          6,405,048
    01/01/2005 to 12/31/2005            $0.87            $0.82          7,044,313
    01/01/2006 to 12/31/2006            $0.82            $0.85          6,941,343
    01/01/2007 to 12/31/2007            $0.85            $1.08          6,538,979
    01/01/2008 to 12/31/2008            $1.08            $0.29          2,231,878
    01/01/2009 to 12/31/2009            $0.29            $0.63          3,119,054
    01/01/2010 to 12/31/2010            $0.63            $0.84          2,867,144
    01/01/2011 to 12/31/2011            $0.84            $0.82          2,037,370
    01/01/2012 to 12/31/2012            $0.82            $1.09            712,083
---------------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP
    01/01/2003 to 12/31/2003            $4.82            $9.49             60,051
    01/01/2004 to 12/31/2004            $9.49           $12.28            143,175
    01/01/2005 to 12/31/2005           $12.28           $12.10             52,922
    01/01/2006 to 12/31/2006           $12.10           $15.06             56,197
    01/01/2007 to 12/31/2007           $15.06           $12.91             55,859
    01/01/2008 to 12/31/2008           $12.91            $4.31            126,179
    01/01/2009 to 12/31/2009            $4.31            $5.97            128,561
    01/01/2010 to 12/31/2010            $5.97            $8.75             82,740
    01/01/2011 to 12/31/2011            $8.75            $7.01             71,070
    01/01/2012 to 12/31/2012            $7.01            $8.97             39,554

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    01/01/2003 to 12/31/2003                         $6.11            $7.32            18,902
    01/01/2004 to 12/31/2004                         $7.32            $8.75            79,702
    01/01/2005 to 12/31/2005                         $8.75            $9.77           213,814
    01/01/2006 to 12/31/2006                         $9.77           $11.51           237,712
    01/01/2007 to 12/31/2007                        $11.51           $13.16           338,965
    01/01/2008 to 12/31/2008                        $13.16            $9.00           105,879
    01/01/2009 to 12/31/2009                         $9.00            $9.85            95,836
    01/01/2010 to 12/31/2010                         $9.85           $10.30            65,508
    01/01/2011 to 12/31/2011                        $10.30           $11.96            79,104
    01/01/2012 to 12/31/2012                        $11.96           $11.82            38,438
----------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.53            18,568
    01/01/2005 to 12/31/2005                        $10.53           $12.10            32,119
    01/01/2006 to 12/31/2006                        $12.10           $14.47           100,114
    01/01/2007 to 12/31/2007                        $14.47           $17.08           109,207
    01/01/2008 to 12/31/2008                        $17.08            $8.38            53,085
    01/01/2009 to 12/31/2009                         $8.38           $11.35            39,038
    01/01/2010 to 12/31/2010                        $11.35           $12.78            37,153
    01/01/2011 to 12/31/2011                        $12.78           $10.74            22,812
    01/01/2012 to 12/31/2012                        $10.74           $12.98            15,184
----------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    01/01/2003 to 12/31/2003                            --           $11.89             5,532
    01/01/2004 to 12/31/2004                        $11.89           $13.34            43,536
    01/01/2005 to 12/31/2005                        $13.34           $13.72            46,537
    01/01/2006 to 12/31/2006                        $13.72           $13.94            45,207
    01/01/2007 to 12/31/2007                        $13.94           $14.35            57,244
    01/01/2008 to 12/31/2008                        $14.35           $10.21            32,217
    01/01/2009 to 12/31/2009                        $10.21           $11.47            38,613
    01/01/2010 to 12/31/2010                        $11.47           $13.51            20,090
    01/01/2011 to 12/31/2011                        $13.51           $14.49            15,815
    01/01/2012 to 12/31/2012                        $14.49           $15.66            15,930
----------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    01/01/2003 to 12/31/2003                            --           $13.20           476,951
    01/01/2004 to 12/31/2004                        $13.20           $14.64           695,591
    01/01/2005 to 12/31/2005                        $14.64           $15.50           732,183
    01/01/2006 to 12/31/2006                        $15.50           $17.07           751,781
    01/01/2007 to 12/31/2007                        $17.07           $18.45           676,438
    01/01/2008 to 12/31/2008                        $18.45           $10.05           229,477
    01/01/2009 to 12/31/2009                        $10.05           $11.22           142,533
    01/01/2010 to 12/31/2010                        $11.22           $13.20           110,909
    01/01/2011 to 12/31/2011                        $13.20           $12.81            88,019
    01/01/2012 to 12/31/2012                        $12.81           $14.30            83,048
----------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    01/01/2003 to 12/31/2003                            --           $12.05            10,069
    01/01/2004 to 12/31/2004                        $12.05           $12.35            24,245
    01/01/2005 to 12/31/2005                        $12.35           $11.81            25,001
    01/01/2006 to 12/31/2006                        $11.81           $14.64            50,230
    01/01/2007 to 12/31/2007                        $14.64           $14.55            42,707
    01/01/2008 to 12/31/2008                        $14.55           $10.27            13,353
    01/01/2009 to 12/31/2009                        $10.27           $11.56            10,232
    01/01/2010 to 12/31/2010                        $11.56           $13.33            15,522
    01/01/2011 to 12/31/2011                        $13.33           $14.17            12,267
    01/01/2012 to 12/31/2012                        $14.17           $15.50            11,871

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/02/2005* to 12/31/2005                                        $10.00            $9.79           290,983
    01/01/2006 to 12/31/2006                                          $9.79           $11.42           415,893
    01/01/2007 to 12/31/2007                                         $11.42           $11.40           397,672
    01/01/2008 to 12/31/2008                                         $11.40            $6.69           263,193
    01/01/2009 to 12/31/2009                                          $6.69            $7.54           233,259
    01/01/2010 to 12/31/2010                                          $7.54            $8.68           192,557
    01/01/2011 to 12/31/2011                                          $8.68            $9.08           156,556
    01/01/2012 to 12/31/2012                                          $9.08            $9.47           120,219
---------------------------------------------------------------------------------------------------------------------
VALUE LINE TARGET 25 PORTFOLIO
    01/01/2004 to 12/31/2004                                             --           $16.61            33,213
    01/01/2005 to 12/31/2005                                         $16.61           $19.64           130,528
    01/01/2006 to 12/31/2006                                         $19.64           $19.95           178,140
    01/01/2007 to 12/31/2007                                         $19.95           $23.28           204,229
    01/01/2008 to 12/31/2008                                         $23.28           $10.39           181,230
    01/01/2009 to 12/31/2009                                         $10.39           $10.99           158,950
    01/01/2010 to 12/31/2010                                         $10.99           $14.15           124,480
    01/01/2011 to 12/31/2011                                         $14.15           $10.53           101,101
    01/01/2012 to 12/31/2012                                         $10.53           $12.61            71,786
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    01/01/2003 to 12/31/2003                                         $12.67           $15.79            10,586
    01/01/2004 to 12/31/2004                                         $15.79           $17.32            19,612
    01/01/2005 to 12/31/2005                                         $17.32           $18.02            23,574
    01/01/2006 to 12/31/2006                                         $18.02           $21.10            23,739
    01/01/2007 to 12/31/2007                                         $21.10           $21.42            20,467
    01/01/2008 to 12/31/2008                                         $21.42           $13.44            55,757
    01/01/2009 to 12/31/2009                                         $13.44           $15.51            30,734
    01/01/2010 to 07/16/2010                                         $15.51           $14.93                 0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $12.28           $14.87           173,563
    01/01/2011 to 12/31/2011                                         $14.87           $12.81           149,767
    01/01/2012 to 12/31/2012                                         $12.81           $14.38           122,892
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                        $14.93           $17.43            37,256
    01/01/2011 to 12/31/2011                                         $17.43           $16.84            22,159
    01/01/2012 to 12/31/2012                                         $16.84           $19.87            20,199
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.08           $14.00           129,477
    01/01/2011 to 12/31/2011                                         $14.00           $13.08            90,859
    01/01/2012 to 12/31/2012                                         $13.08           $15.60            50,798
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                         $9.59           $12.27           116,451
    01/01/2011 to 12/31/2011                                         $12.27           $11.59            69,975
    01/01/2012 to 12/31/2012                                         $11.59           $12.38            43,174



 *  Denotes the start date of these sub-accounts

                                    ASAP III
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (2.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
ACCESS VP HIGH YIELD FUND
    05/01/2009 to 12/31/2009                               $9.85           $12.11                 0
    01/01/2010 to 12/31/2010                              $12.11           $13.72                 0
    01/01/2011 to 12/31/2011                              $13.72           $13.72                 0
    01/01/2012 to 12/31/2012                              $13.72           $15.24                 0
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.66            $9.30           159,301
    01/01/2010 to 12/31/2010                               $9.30           $10.14           212,391
    01/01/2011 to 12/31/2011                              $10.14            $9.61           105,066
    01/01/2012 to 12/31/2012                               $9.61           $10.53           134,457
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.68            $9.46           108,658
    01/01/2010 to 12/31/2010                               $9.46           $10.47           131,942
    01/01/2011 to 12/31/2011                              $10.47           $10.21            48,552
    01/01/2012 to 12/31/2012                              $10.21           $11.29            57,706
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $6.70            $8.26            53,149
    01/01/2010 to 12/31/2010                               $8.26            $9.15            55,133
    01/01/2011 to 12/31/2011                               $9.15            $9.23            13,061
    01/01/2012 to 05/04/2012                               $9.23            $9.99                 0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.97            $9.54           676,115
    01/01/2010 to 12/31/2010                               $9.54           $10.43           803,521
    01/01/2011 to 12/31/2011                              $10.43           $10.03           368,297
    01/01/2012 to 12/31/2012                              $10.03           $10.98           447,452
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $10.00            $9.10             6,280
    01/01/2012 to 12/31/2012                               $9.10            $9.92            23,922
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $6.93            $8.71            23,375
    01/01/2010 to 12/31/2010                               $8.71            $9.54            49,989
    01/01/2011 to 12/31/2011                               $9.54            $9.24            18,206
    01/01/2012 to 12/31/2012                               $9.24           $10.20            15,220
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                               $9.96            $9.95                 0
    01/01/2010 to 12/31/2010                               $9.95           $10.59                 0
    01/01/2011 to 12/31/2011                              $10.59           $10.97                 0
    01/01/2012 to 12/31/2012                              $10.97           $11.01                 0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                               $9.94            $9.57             5,603
    01/01/2010 to 12/31/2010                               $9.57           $10.30           156,943
    01/01/2011 to 12/31/2011                              $10.30           $11.00           575,620
    01/01/2012 to 12/31/2012                              $11.00           $11.15           307,580

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                        $10.00           $10.67           310,356
    01/01/2011 to 12/31/2011                         $10.67           $11.57           645,073
    01/01/2012 to 12/31/2012                         $11.57           $11.84           401,438
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                          $9.92            $9.64                 0
    01/01/2010 to 12/31/2010                          $9.64           $10.43                 0
    01/01/2011 to 12/31/2011                         $10.43           $11.53           794,107
    01/01/2012 to 12/31/2012                         $11.53           $11.87           526,285
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                          $9.91            $9.54                 0
    01/01/2010 to 12/31/2010                          $9.54           $10.34             6,929
    01/01/2011 to 12/31/2011                         $10.34           $11.67                 0
    01/01/2012 to 12/31/2012                         $11.67           $12.03           305,082
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                          $9.88            $9.21                 0
    01/01/2010 to 12/31/2010                          $9.21           $10.03           100,282
    01/01/2011 to 12/31/2011                         $10.03           $11.59             8,944
    01/01/2012 to 12/31/2012                         $11.59           $12.00             7,256
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                        $10.00           $10.91            64,449
    01/01/2011 to 12/31/2011                         $10.91           $12.78           706,219
    01/01/2012 to 12/31/2012                         $12.78           $13.29           323,557
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                        $10.00           $11.92           329,141
    01/01/2012 to 12/31/2012                         $11.92           $12.28           414,448
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                        $10.00           $10.31           155,312
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.48            $9.13           708,219
    01/01/2010 to 12/31/2010                          $9.13           $10.08           749,579
    01/01/2011 to 12/31/2011                         $10.08            $9.58           281,330
    01/01/2012 to 12/31/2012                          $9.58           $10.60           358,749
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.17            $8.49           138,328
    01/01/2010 to 12/31/2010                          $8.49            $9.25           113,621
    01/01/2011 to 12/31/2011                          $9.25            $8.85            45,096
    01/01/2012 to 12/31/2012                          $8.85            $9.50            48,074
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                          $6.68           $10.04            39,209
    01/01/2010 to 12/31/2010                         $10.04           $12.58            51,647
    01/01/2011 to 12/31/2011                         $12.58           $13.05            12,690
    01/01/2012 to 12/31/2012                         $13.05           $14.65            15,675
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.01            $9.09            19,394
    01/01/2010 to 12/31/2010                          $9.09           $11.73            35,005
    01/01/2011 to 12/31/2011                         $11.73            $9.92            19,569
    01/01/2012 to 12/31/2012                          $9.92           $11.60            17,162
-----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.02            $8.35            30,995
    01/01/2010 to 12/31/2010                          $8.35            $9.22            58,869
    01/01/2011 to 12/31/2011                          $9.22            $8.75            19,800
    01/01/2012 to 12/31/2012                          $8.75            $9.68            22,329

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                       $6.97            $8.53           137,785
    01/01/2010 to 12/31/2010                                       $8.53            $9.49           188,595
    01/01/2011 to 12/31/2011                                       $9.49            $9.10            91,985
    01/01/2012 to 12/31/2012                                       $9.10            $9.80           102,678
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                       $6.58            $7.98           350,219
    01/01/2010 to 12/31/2010                                       $7.98            $9.25           333,228
    01/01/2011 to 12/31/2011                                       $9.25            $8.44           126,388
    01/01/2012 to 12/31/2012                                       $8.44            $9.28           162,969
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $10.00           $10.67           120,659
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $5.68            $8.00            45,530
    01/01/2010 to 12/31/2010                                       $8.00            $9.37            52,578
    01/01/2011 to 12/31/2011                                       $9.37            $8.66            13,704
    01/01/2012 to 12/31/2012                                       $8.66           $10.69            16,463
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                       $8.42           $10.72            11,362
    01/01/2010 to 12/31/2010                                      $10.72           $11.51            26,337
    01/01/2011 to 12/31/2011                                      $11.51           $10.76             8,661
    01/01/2012 to 12/31/2012                                      $10.76           $12.55             9,618
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $6.64            $7.97             6,997
    01/01/2010 to 12/31/2010                                       $7.97            $8.76            13,269
    01/01/2011 to 12/31/2011                                       $8.76            $8.05             4,169
    01/01/2012 to 12/31/2012                                       $8.05            $9.38             4,513
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                       $8.32           $11.11            17,908
    01/01/2010 to 12/31/2010                                      $11.11           $12.96            39,965
    01/01/2011 to 12/31/2011                                      $12.96           $12.25            10,818
    01/01/2012 to 12/31/2012                                      $12.25           $14.26            13,842
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $7.62            $9.73             7,376
    01/01/2010 to 12/31/2010                                       $9.73           $12.01            32,918
    01/01/2011 to 12/31/2011                                      $12.01           $11.84            10,130
    01/01/2012 to 12/31/2012                                      $11.84           $13.34            12,406
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                       $8.05           $10.02            34,468
    01/01/2010 to 12/31/2010                                      $10.02           $11.07            56,851
    01/01/2011 to 12/31/2011                                      $11.07           $11.12            18,231
    01/01/2012 to 12/31/2012                                      $11.12           $12.33            31,773
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                       $7.64            $9.00            91,733
    01/01/2010 to 12/31/2010                                       $9.00            $9.78           111,962
    01/01/2011 to 12/31/2011                                       $9.78            $9.47            37,760
    01/01/2012 to 12/31/2012                                       $9.47           $10.16            41,636
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                       $7.48            $9.75            27,547
    01/01/2010 to 12/31/2010                                       $9.75           $10.86            42,682
    01/01/2011 to 12/31/2011                                      $10.86            $9.21            14,523
    01/01/2012 to 12/31/2012                                       $9.21           $10.79            13,807

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                     $8.11           $10.46            44,606
    01/01/2010 to 12/31/2010                                    $10.46           $11.31            49,149
    01/01/2011 to 12/31/2011                                    $11.31            $9.63            11,615
    01/01/2012 to 12/31/2012                                     $9.63           $10.94            25,404
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                     $6.97            $8.47           147,100
    01/01/2010 to 12/31/2010                                     $8.47            $9.38           204,130
    01/01/2011 to 12/31/2011                                     $9.38            $9.08            79,044
    01/01/2012 to 12/31/2012                                     $9.08           $10.04            86,248
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                                     $9.35           $10.77            81,132
    01/01/2010 to 12/31/2010                                    $10.77           $11.26            55,706
    01/01/2011 to 12/31/2011                                    $11.26           $10.99            32,627
    01/01/2012 to 12/31/2012                                    $10.99           $11.84            45,485
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.08           $10.28                 0
    01/01/2010 to 12/31/2010                                    $10.28           $11.14             5,980
    01/01/2011 to 12/31/2011                                    $11.14           $10.91             1,722
    01/01/2012 to 12/31/2012                                    $10.91           $12.24             2,198
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.14           $10.29                 0
    01/01/2010 to 12/31/2010                                    $10.29           $11.39             6,807
    01/01/2011 to 12/31/2011                                    $11.39           $10.44               549
    01/01/2012 to 12/31/2012                                    $10.44           $11.50               554
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                     $7.60           $10.15             9,545
    01/01/2010 to 12/31/2010                                    $10.15           $10.59            37,715
    01/01/2011 to 12/31/2011                                    $10.59            $9.37            12,895
    01/01/2012 to 12/31/2012                                     $9.37           $11.12            15,160
----------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                     $5.99            $7.55            12,659
    01/01/2010 to 12/31/2010                                     $7.55            $8.32             4,760
    01/01/2011 to 12/31/2011                                     $8.32            $7.76             3,241
    01/01/2012 to 12/31/2012                                     $7.76            $8.83            12,829
----------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                     $8.89           $10.66            27,186
    01/01/2010 to 12/31/2010                                    $10.66           $11.77            21,065
    01/01/2011 to 12/31/2011                                    $11.77           $12.63            24,541
    01/01/2012 to 12/31/2012                                    $12.63           $13.02            18,227
----------------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                     $6.91            $8.75            37,494
    01/01/2010 to 12/31/2010                                     $8.75           $10.20            63,578
    01/01/2011 to 12/31/2011                                    $10.20            $9.84            22,561
    01/01/2012 to 12/31/2012                                     $9.84           $10.76            21,520
----------------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                     $8.33           $11.01             6,858
    01/01/2010 to 12/31/2010                                    $11.01           $12.01            12,938
    01/01/2011 to 12/31/2011                                    $12.01           $11.33             5,269
    01/01/2012 to 12/31/2012                                    $11.33           $13.57             3,362

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.93            $9.58             7,736
    01/01/2010 to 12/31/2010                               $9.58           $10.51             8,723
    01/01/2011 to 12/31/2011                              $10.51           $10.18             3,745
    01/01/2012 to 12/31/2012                              $10.18           $11.60            12,102
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $10.00           $10.16                 0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.05            $9.30             8,401
    01/01/2010 to 12/31/2010                               $9.30           $11.19            30,309
    01/01/2011 to 12/31/2011                              $11.19           $10.52            11,640
    01/01/2012 to 12/31/2012                              $10.52           $12.13            14,025
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.32           $10.14           186,292
    01/01/2010 to 12/31/2010                              $10.14            $9.88            56,299
    01/01/2011 to 12/31/2011                               $9.88            $9.62            49,295
    01/01/2012 to 12/31/2012                               $9.62            $9.36            40,412
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $6.67            $8.99            13,800
    01/01/2010 to 12/31/2010                               $8.99           $10.81            36,557
    01/01/2011 to 12/31/2011                              $10.81           $10.26            11,055
    01/01/2012 to 12/31/2012                              $10.26           $11.70            14,944
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.03           $10.05                 0
    01/01/2012 to 12/31/2012                              $10.05           $10.26               780
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $8.41           $10.38             8,686
    01/01/2010 to 12/31/2010                              $10.38           $13.00            18,742
    01/01/2011 to 12/31/2011                              $13.00           $12.87             5,978
    01/01/2012 to 12/31/2012                              $12.87           $14.08            12,258
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $6.84            $8.27             9,909
    01/01/2010 to 12/31/2010                               $8.27            $9.69            15,269
    01/01/2011 to 04/29/2011                               $9.69           $10.83                 0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $10.00           $10.25            10,230
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $6.14            $8.99            15,797
    01/01/2010 to 12/31/2010                               $8.99           $10.71            34,990
    01/01/2011 to 12/31/2011                              $10.71            $8.31            11,571
    01/01/2012 to 12/31/2012                               $8.31            $9.54            15,406
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.59           $11.07            27,342
    01/01/2010 to 12/31/2010                              $11.07           $11.20            33,522
    01/01/2011 to 12/31/2011                              $11.20           $11.14            14,026
    01/01/2012 to 12/31/2012                              $11.14           $11.36             8,601
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.49           $11.57           100,899
    01/01/2010 to 12/31/2010                              $11.57           $12.13           259,444
    01/01/2011 to 12/31/2011                              $12.13           $12.18            94,206
    01/01/2012 to 12/31/2012                              $12.18           $12.97            96,756

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $8.86           $10.22           159,770
    01/01/2010 to 12/31/2010                                $10.22           $11.00           172,519
    01/01/2011 to 12/31/2011                                $11.00           $10.81            76,467
    01/01/2012 to 12/31/2012                                $10.81           $11.62            85,882
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                               $10.02           $10.05                 0
    01/01/2012 to 12/31/2012                                $10.05           $10.48               623
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                                 $6.28            $7.95               440
    01/01/2010 to 12/31/2010                                 $7.95            $8.90             3,799
    01/01/2011 to 12/31/2011                                 $8.90            $8.97             1,298
    01/01/2012 to 12/31/2012                                 $8.97           $10.37             2,513
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $10.00            $8.84                 0
    01/01/2012 to 12/31/2012                                 $8.84            $9.74                 0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $7.32            $8.95            77,197
    01/01/2010 to 12/31/2010                                 $8.95            $9.96           101,506
    01/01/2011 to 12/31/2011                                 $9.96            $9.47            41,550
    01/01/2012 to 12/31/2012                                 $9.47           $10.68            44,657
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                                 $7.98            $9.76           101,532
    01/01/2010 to 12/31/2010                                 $9.76           $10.62           180,063
    01/01/2011 to 12/31/2011                                $10.62            $9.99            67,956
    01/01/2012 to 12/31/2012                                 $9.99           $10.81            77,240
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $7.46            $9.76             4,989
    01/01/2010 to 12/31/2010                                 $9.76           $12.96             8,672
    01/01/2011 to 12/31/2011                                $12.96           $12.49             3,795
    01/01/2012 to 12/31/2012                                $12.49           $13.64             9,240
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $7.42            $9.59            57,584
    01/01/2010 to 12/31/2010                                 $9.59           $11.76            57,699
    01/01/2011 to 12/31/2011                                $11.76           $10.77            18,951
    01/01/2012 to 12/31/2012                                $10.77           $12.38            25,564
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $8.41           $10.14           110,706
    01/01/2010 to 12/31/2010                                $10.14           $11.01           148,995
    01/01/2011 to 12/31/2011                                $11.01           $10.93            63,515
    01/01/2012 to 12/31/2012                                $10.93           $12.08            75,183
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                 $6.07            $7.73            14,808
    01/01/2010 to 12/31/2010                                 $7.73            $8.52            17,597
    01/01/2011 to 12/31/2011                                 $8.52            $8.16             8,102
    01/01/2012 to 12/31/2012                                 $8.16            $9.32            19,482
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.71           $10.73            31,524
    01/01/2010 to 12/31/2010                                $10.73           $11.04            39,047
    01/01/2011 to 12/31/2011                                $11.04           $11.19            17,715
    01/01/2012 to 12/31/2012                                $11.19           $11.46            17,456

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                    $8.57           $11.25            13,227
    01/01/2010 to 12/31/2010                                   $11.25           $12.68            16,377
    01/01/2011 to 12/31/2011                                   $12.68           $12.14             5,215
    01/01/2012 to 12/31/2012                                   $12.14           $13.89             7,212
---------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                    $9.56           $12.71            61,248
    01/01/2010 to 12/31/2010                                   $12.71           $14.91            92,333
    01/01/2011 to 12/31/2011                                   $14.91           $12.35            29,413
    01/01/2012 to 12/31/2012                                   $12.35           $12.45            34,645
---------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                    $6.67            $8.42            36,911
    01/01/2010 to 12/31/2010                                    $8.42            $9.40            54,929
    01/01/2011 to 12/31/2011                                    $9.40            $8.83            15,323
    01/01/2012 to 12/31/2012                                    $8.83            $9.55            21,695
---------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                    $9.32            $9.99            50,536
    01/01/2010 to 12/31/2010                                    $9.99           $10.49            80,747
    01/01/2011 to 12/31/2011                                   $10.49           $10.83            33,098
    01/01/2012 to 12/31/2012                                   $10.83           $11.37            41,891
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    05/01/2009 to 12/31/2009                                    $8.26           $10.35                 0
    01/01/2010 to 07/16/2010                                   $10.35           $10.08                 0
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                                    $7.46            $9.41             2,694
    01/01/2010 to 07/16/2010                                    $9.41            $8.89                 0
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                                    $9.09           $11.76             1,366
    01/01/2010 to 07/16/2010                                   $11.76           $10.93                 0
---------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    05/01/2009 to 12/31/2009                                    $5.33            $6.98               214
    01/01/2010 to 12/31/2010                                    $6.98            $8.08               376
    01/01/2011 to 12/31/2011                                    $8.08            $7.01                79
    01/01/2012 to 12/31/2012                                    $7.01            $7.77                 0
---------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                    $6.59            $8.35           206,785
    01/01/2010 to 12/31/2010                                    $8.35            $8.97           267,746
    01/01/2011 to 12/31/2011                                    $8.97            $8.58           115,073
    01/01/2012 to 09/21/2012                                    $8.58            $9.54                 0
---------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    05/01/2009 to 12/31/2009                                    $8.61           $12.35             9,823
    01/01/2010 to 12/31/2010                                   $12.35           $13.19             9,210
    01/01/2011 to 12/31/2011                                   $13.19           $11.88             2,325
    01/01/2012 to 12/31/2012                                   $11.88           $14.50             4,266
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
    04/29/2011* to 12/31/2011                                  $10.03            $8.11               821
    01/01/2012 to 04/27/2012                                    $8.11            $9.17                 0
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
 FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
    04/29/2011* to 12/31/2011                                   $9.99            $9.06               392
    01/01/2012 to 12/31/2012                                    $9.06           $10.47               544

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND - SERIES I
    05/01/2009 to 12/31/2009                                   $7.18            $9.37               964
    01/01/2010 to 12/31/2010                                   $9.37           $11.29             1,855
    01/01/2011 to 04/29/2011                                  $11.29           $12.53                 0
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
    05/01/2009 to 12/31/2009                                   $3.21            $4.48             1,270
    01/01/2010 to 12/31/2010                                   $4.48            $4.81             2,100
    01/01/2011 to 04/29/2011                                   $4.81            $5.06                 0
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
    05/01/2009 to 12/31/2009                                   $8.36           $10.67             1,728
    01/01/2010 to 12/31/2010                                  $10.67           $10.94             1,668
    01/01/2011 to 12/31/2011                                  $10.94           $11.07               716
    01/01/2012 to 12/31/2012                                  $11.07           $13.03               948
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND - SERIES I
    05/01/2009 to 12/31/2009                                   $7.51            $9.92                 0
    01/01/2010 to 12/31/2010                                   $9.92           $11.72                 0
    01/01/2011 to 12/31/2011                                  $11.72           $10.83                 0
    01/01/2012 to 12/31/2012                                  $10.83           $11.73                 0
--------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
    04/27/2012* to 12/31/2012                                 $10.05            $9.70             1,134
--------------------------------------------------------------------------------------------------------------
NASDAQ TARGET 15 PORTFOLIO
    05/01/2009 to 12/31/2009                                   $6.36            $7.37                 0
    01/01/2010 to 12/31/2010                                   $7.37            $9.35                 0
    01/01/2011 to 12/31/2011                                   $9.35            $9.22                 0
    01/01/2012 to 12/31/2012                                   $9.22           $10.14                 0
--------------------------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    05/01/2009 to 12/31/2009                                   $9.93           $14.18            40,036
    01/01/2010 to 12/31/2010                                  $14.18           $16.03            36,238
    01/01/2011 to 12/31/2011                                  $16.03           $12.11             7,991
    01/01/2012 to 12/31/2012                                  $12.11           $13.77            23,728
--------------------------------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    05/01/2009 to 12/31/2009                                  $11.40           $15.60                 0
    01/01/2010 to 12/31/2010                                  $15.60           $17.29                 0
    01/01/2011 to 12/31/2011                                  $17.29           $12.29                 0
    01/01/2012 to 12/31/2012                                  $12.29           $13.82                 0
--------------------------------------------------------------------------------------------------------------
PROFUND VP BANKS
    05/01/2009 to 12/31/2009                                   $3.04            $3.88                 0
    01/01/2010 to 12/31/2010                                   $3.88            $4.09                 0
    01/01/2011 to 12/31/2011                                   $4.09            $2.92                 0
    01/01/2012 to 12/31/2012                                   $2.92            $3.79                 0
--------------------------------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    05/01/2009 to 12/31/2009                                   $7.24           $10.16            12,634
    01/01/2010 to 12/31/2010                                  $10.16           $12.83             8,573
    01/01/2011 to 12/31/2011                                  $12.83           $10.47             2,409
    01/01/2012 to 12/31/2012                                  $10.47           $11.06             3,899
--------------------------------------------------------------------------------------------------------------
PROFUND VP BEAR
    05/01/2009 to 12/31/2009                                  $10.99            $8.07                 0
    01/01/2010 to 12/31/2010                                   $8.07            $6.46                 0
    01/01/2011 to 12/31/2011                                   $6.46            $5.73                 0
    01/01/2012 to 12/31/2012                                   $5.73            $4.65                 0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY
    05/01/2009 to 12/31/2009               $10.90           $12.16                0
    01/01/2010 to 12/31/2010               $12.16           $12.44                0
    01/01/2011 to 12/31/2011               $12.44           $12.91                0
    01/01/2012 to 12/31/2012               $12.91           $17.68                0
-------------------------------------------------------------------------------------------
PROFUND VP BULL
    05/01/2009 to 12/31/2009                $6.62            $8.31            1,719
    01/01/2010 to 12/31/2010                $8.31            $9.11                0
    01/01/2011 to 12/31/2011                $9.11            $8.87                0
    01/01/2012 to 12/31/2012                $8.87            $9.83                0
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2009 to 12/31/2009                $7.58            $9.46                0
    01/01/2010 to 12/31/2010                $9.46           $10.81              180
    01/01/2011 to 12/31/2011               $10.81           $11.26                0
    01/01/2012 to 12/31/2012               $11.26           $12.15                0
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2009 to 12/31/2009                $6.52            $8.03            5,204
    01/01/2010 to 12/31/2010                $8.03            $9.49              212
    01/01/2011 to 12/31/2011                $9.49            $9.74                0
    01/01/2012 to 12/31/2012                $9.74           $11.58                0
-------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    05/01/2009 to 12/31/2009                $6.99            $9.36                0
    01/01/2010 to 12/31/2010                $9.36            $9.35                0
    01/01/2011 to 12/31/2011                $9.35            $8.29                0
    01/01/2012 to 12/31/2012                $8.29            $9.41                0
-------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2009 to 12/31/2009                $3.92            $5.12            3,519
    01/01/2010 to 12/31/2010                $5.12            $5.53            4,649
    01/01/2011 to 12/31/2011                $5.53            $4.64            1,408
    01/01/2012 to 12/31/2012                $4.64            $5.63            2,549
-------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2009 to 12/31/2009                $7.49            $9.57              705
    01/01/2010 to 12/31/2010                $9.57            $9.58            1,966
    01/01/2011 to 12/31/2011                $9.58           $10.27              599
    01/01/2012 to 12/31/2012               $10.27           $11.73              768
-------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2009 to 12/31/2009                $6.63            $8.35                0
    01/01/2010 to 12/31/2010                $8.35           $10.06              294
    01/01/2011 to 12/31/2011               $10.06            $9.62              201
    01/01/2012 to 12/31/2012                $9.62           $10.84              230
-------------------------------------------------------------------------------------------
PROFUND VP INTERNET
    05/01/2009 to 12/31/2009                $9.25           $12.51                0
    01/01/2010 to 12/31/2010               $12.51           $16.47                0
    01/01/2011 to 12/31/2011               $16.47           $14.93                0
    01/01/2012 to 12/31/2012               $14.93           $17.40                0
-------------------------------------------------------------------------------------------
PROFUND VP JAPAN
    05/01/2009 to 12/31/2009                $7.08            $7.84                0
    01/01/2010 to 12/31/2010                $7.84            $7.14                0
    01/01/2011 to 12/31/2011                $7.14            $5.66                0
    01/01/2012 to 12/31/2012                $5.66            $6.77                0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2009 to 12/31/2009                $7.02            $8.78                0
    01/01/2010 to 12/31/2010                $8.78            $9.67              243
    01/01/2011 to 12/31/2011                $9.67            $9.71                0
    01/01/2012 to 12/31/2012                $9.71           $10.65                0
-------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2009 to 12/31/2009                $6.16            $7.76                0
    01/01/2010 to 12/31/2010                $7.76            $8.53                0
    01/01/2011 to 12/31/2011                $8.53            $8.20                0
    01/01/2012 to 12/31/2012                $8.20            $9.21                0
-------------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2009 to 12/31/2009                $7.55            $9.53                0
    01/01/2010 to 12/31/2010                $9.53           $11.91              504
    01/01/2011 to 12/31/2011               $11.91           $11.26              209
    01/01/2012 to 12/31/2012               $11.26           $12.65              508
-------------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2009 to 12/31/2009                $7.04            $9.02                0
    01/01/2010 to 12/31/2010                $9.02           $10.58                0
    01/01/2011 to 12/31/2011               $10.58            $9.90                0
    01/01/2012 to 12/31/2012                $9.90           $11.23              200
-------------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    05/01/2009 to 12/31/2009                $7.93           $10.31                0
    01/01/2010 to 12/31/2010               $10.31           $11.86                0
    01/01/2011 to 12/31/2011               $11.86           $11.72                0
    01/01/2012 to 12/31/2012               $11.72           $13.26                0
-------------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    05/01/2009 to 12/31/2009                $9.92           $11.45            6,547
    01/01/2010 to 12/31/2010               $11.45           $13.12            3,236
    01/01/2011 to 12/31/2011               $13.12           $13.06            1,649
    01/01/2012 to 12/31/2012               $13.06           $13.09            1,244
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    05/01/2009 to 12/31/2009                $7.06            $9.18              116
    01/01/2010 to 12/31/2010                $9.18            $8.98              471
    01/01/2011 to 12/31/2011                $8.98           $10.15              350
    01/01/2012 to 12/31/2012               $10.15           $11.05              309
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    05/01/2009 to 12/31/2009                $9.78           $13.31                0
    01/01/2010 to 12/31/2010               $13.31           $17.22                0
    01/01/2011 to 12/31/2011               $17.22           $13.55                0
    01/01/2012 to 12/31/2012               $13.55           $11.27                0
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2009 to 12/31/2009                $5.54            $8.05            1,440
    01/01/2010 to 12/31/2010                $8.05            $9.77            1,103
    01/01/2011 to 12/31/2011                $9.77            $9.97              292
    01/01/2012 to 12/31/2012                $9.97           $11.37              356
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    05/01/2009 to 12/31/2009                $6.95            $7.00            1,983
    01/01/2010 to 12/31/2010                $7.00            $5.73            4,321
    01/01/2011 to 12/31/2011                $5.73            $3.48            1,971
    01/01/2012 to 12/31/2012                $3.48            $3.16            2,279

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SEMICONDUCTOR
    05/01/2009 to 12/31/2009            $5.78            $7.86                0
    01/01/2010 to 12/31/2010            $7.86            $8.60                0
    01/01/2011 to 12/31/2011            $8.60            $8.04                0
    01/01/2012 to 12/31/2012            $8.04            $7.50                0
---------------------------------------------------------------------------------------
PROFUND VP SHORT MID-CAP
    05/01/2009 to 12/31/2009            $9.03            $6.42                0
    01/01/2010 to 12/31/2010            $6.42            $4.63                0
    01/01/2011 to 12/31/2011            $4.63            $4.14                0
    01/01/2012 to 12/31/2012            $4.14            $3.27                0
---------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    05/01/2009 to 12/31/2009            $8.92            $6.32                0
    01/01/2010 to 12/31/2010            $6.32            $4.85                0
    01/01/2011 to 12/31/2011            $4.85            $4.22                0
    01/01/2012 to 12/31/2012            $4.22            $3.34                0
---------------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP
    05/01/2009 to 12/31/2009            $8.87            $6.39                0
    01/01/2010 to 12/31/2010            $6.39            $4.42                0
    01/01/2011 to 12/31/2011            $4.42            $3.91                0
    01/01/2012 to 12/31/2012            $3.91            $3.09                0
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2009 to 12/31/2009            $7.09            $8.88                0
    01/01/2010 to 12/31/2010            $8.88           $10.87              396
    01/01/2011 to 12/31/2011           $10.87           $10.72               38
    01/01/2012 to 12/31/2012           $10.72           $11.74              287
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2009 to 12/31/2009            $6.80            $8.43              625
    01/01/2010 to 12/31/2010            $8.43           $10.02              509
    01/01/2011 to 12/31/2011           $10.02            $9.36              300
    01/01/2012 to 12/31/2012            $9.36           $10.58              318
---------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY
    05/01/2009 to 12/31/2009            $7.85           $10.54                0
    01/01/2010 to 12/31/2010           $10.54           $11.36                0
    01/01/2011 to 12/31/2011           $11.36           $10.91                0
    01/01/2012 to 12/31/2012           $10.91           $11.72                0
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2009 to 12/31/2009            $8.31            $8.98                0
    01/01/2010 to 12/31/2010            $8.98           $10.12              239
    01/01/2011 to 12/31/2011           $10.12           $10.03                0
    01/01/2012 to 12/31/2012           $10.03           $11.38                0
---------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    05/01/2009 to 12/31/2009           $11.23           $10.07              298
    01/01/2010 to 12/31/2010           $10.07           $10.80            1,744
    01/01/2011 to 12/31/2011           $10.80           $15.08            1,541
    01/01/2012 to 12/31/2012           $15.08           $14.83            1,014
---------------------------------------------------------------------------------------
PROFUND VP ULTRABULL
    05/01/2009 to 12/31/2009            $3.45            $5.40                0
    01/01/2010 to 12/31/2010            $5.40            $6.42                0
    01/01/2011 to 12/31/2011            $6.42            $5.95                0
    01/01/2012 to 12/31/2012            $5.95            $7.47                0

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    05/01/2009 to 12/31/2009                         $4.03            $6.48                0
    01/01/2010 to 12/31/2010                         $6.48            $9.44                0
    01/01/2011 to 12/31/2011                         $9.44            $7.94                0
    01/01/2012 to 12/31/2012                         $7.94           $10.24                0
----------------------------------------------------------------------------------------------------
PROFUND VP ULTRANASDAQ-100
    05/01/2009 to 12/31/2009                         $4.71            $8.01                0
    01/01/2010 to 12/31/2010                         $8.01           $10.54                0
    01/01/2011 to 12/31/2011                        $10.54           $10.14                0
    01/01/2012 to 12/31/2012                        $10.14           $13.21                0
----------------------------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP
    05/01/2009 to 12/31/2009                         $3.17            $4.98                0
    01/01/2010 to 12/31/2010                         $4.98            $7.19                0
    01/01/2011 to 12/31/2011                         $7.19            $5.68                0
    01/01/2012 to 12/31/2012                         $5.68            $7.17                0
----------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2009 to 12/31/2009                         $8.48           $10.12                0
    01/01/2010 to 12/31/2010                        $10.12           $10.43            3,356
    01/01/2011 to 12/31/2011                        $10.43           $11.94            1,527
    01/01/2012 to 12/31/2012                        $11.94           $11.64            2,109
----------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                         $7.54            $9.93               35
    01/01/2010 to 12/31/2010                         $9.93           $11.02               24
    01/01/2011 to 12/31/2011                        $11.02            $9.13                0
    01/01/2012 to 12/31/2012                         $9.13           $10.88                0
----------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    05/01/2009 to 12/31/2009                         $6.93            $8.30            2,264
    01/01/2010 to 12/31/2010                         $8.30            $9.64            2,158
    01/01/2011 to 12/31/2011                         $9.64           $10.18            1,013
    01/01/2012 to 12/31/2012                        $10.18           $10.85            1,334
----------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    05/01/2009 to 12/31/2009                         $5.83            $7.15            1,112
    01/01/2010 to 12/31/2010                         $7.15            $8.29              841
    01/01/2011 to 12/31/2011                         $8.29            $7.94              297
    01/01/2012 to 12/31/2012                         $7.94            $8.73              292
----------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    05/01/2009 to 12/31/2009                         $6.76            $8.84              923
    01/01/2010 to 12/31/2010                         $8.84           $10.05              759
    01/01/2011 to 12/31/2011                        $10.05           $10.54              186
    01/01/2012 to 12/31/2012                        $10.54           $11.36              240
----------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/01/2009 to 12/31/2009                         $5.19            $7.06            2,234
    01/01/2010 to 12/31/2010                         $7.06            $8.00            1,739
    01/01/2011 to 12/31/2011                         $8.00            $8.26              425
    01/01/2012 to 12/31/2012                         $8.26            $8.49              647
----------------------------------------------------------------------------------------------------
VALUE LINE TARGET 25 PORTFOLIO
    05/01/2009 to 12/31/2009                         $5.41            $5.89                0
    01/01/2010 to 12/31/2010                         $5.89            $7.47                0
    01/01/2011 to 12/31/2011                         $7.47            $5.48                0
    01/01/2012 to 12/31/2012                         $5.48            $6.47                0

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    05/01/2009 to 12/31/2009                                          $6.78            $8.22            1,309
    01/01/2010 to 07/16/2010                                          $8.22            $7.85                0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                         $8.91           $10.72            2,060
    01/01/2011 to 12/31/2011                                         $10.72            $9.10              775
    01/01/2012 to 12/31/2012                                          $9.10           $10.07            1,130
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                         $7.85            $9.11            1,063
    01/01/2011 to 12/31/2011                                          $9.11            $8.67              613
    01/01/2012 to 12/31/2012                                          $8.67           $10.09              649
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $10.93           $13.72            1,684
    01/01/2011 to 12/31/2011                                         $13.72           $12.64              457
    01/01/2012 to 12/31/2012                                         $12.64           $14.86              898
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                         $9.59           $12.19                0
    01/01/2011 to 12/31/2011                                         $12.19           $11.35                0
    01/01/2012 to 12/31/2012                                         $11.35           $11.95                0



 *  Denotes the start date of these sub-accounts

                                    APEX II
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (1.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
ACCESS VP HIGH YIELD FUND
    05/02/2005* to 12/31/2005                             $10.00           $10.56             899,139
    01/01/2006 to 12/31/2006                              $10.56           $11.38           1,207,864
    01/01/2007 to 12/31/2007                              $11.38           $11.78             898,024
    01/01/2008 to 12/31/2008                              $11.78           $11.04             901,901
    01/01/2009 to 12/31/2009                              $11.04           $12.70             686,444
    01/01/2010 to 12/31/2010                              $12.70           $14.53             627,620
    01/01/2011 to 12/31/2011                              $14.53           $14.69           1,447,058
    01/01/2012 to 12/31/2012                              $14.69           $16.48             880,304
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                              $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                              $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                              $11.83            $7.93          35,995,508
    01/01/2009 to 12/31/2009                               $7.93            $9.70         107,441,591
    01/01/2010 to 12/31/2010                               $9.70           $10.68         133,580,486
    01/01/2011 to 12/31/2011                              $10.68           $10.22         102,346,558
    01/01/2012 to 12/31/2012                              $10.22           $11.32         108,178,074

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/20/2006* to 12/31/2006                         $10.00           $10.66           5,258,474
    01/01/2007 to 12/31/2007                          $10.66           $11.48           8,525,849
    01/01/2008 to 12/31/2008                          $11.48            $7.93          16,229,117
    01/01/2009 to 12/31/2009                           $7.93            $9.84          54,720,347
    01/01/2010 to 12/31/2010                           $9.84           $11.00          68,974,007
    01/01/2011 to 12/31/2011                          $11.00           $10.83          55,424,347
    01/01/2012 to 12/31/2012                          $10.83           $12.11          63,361,367
------------------------------------------------------------------------------------------------------
AST ALGER ALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                           $6.80            $9.07           2,002,166
    01/01/2004 to 12/31/2004                           $9.07            $9.67           1,798,457
    01/01/2005 to 12/02/2005                           $9.67           $11.10                   0
------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                           $7.99            $9.91           1,387,072
    01/01/2004 to 12/31/2004                           $9.91           $10.72           1,620,391
    01/01/2005 to 12/02/2005                          $10.72           $11.86                   0
------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                           $8.25           $10.45           2,115,438
    01/01/2004 to 12/31/2004                          $10.45           $11.57           4,670,846
    01/01/2005 to 12/31/2005                          $11.57           $11.90           4,205,656
    01/01/2006 to 12/31/2006                          $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                          $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                          $13.44            $8.62           2,803,150
    01/01/2009 to 12/31/2009                           $8.62            $9.99           4,930,435
    01/01/2010 to 12/31/2010                           $9.99           $11.18           6,178,407
    01/01/2011 to 12/31/2011                          $11.18           $11.39           5,937,210
    01/01/2012 to 05/04/2012                          $11.39           $12.38                   0
------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                         $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                          $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                          $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                          $11.70            $8.20          24,018,186
    01/01/2009 to 12/31/2009                           $8.20            $9.95          97,458,970
    01/01/2010 to 12/31/2010                           $9.95           $10.99         124,066,065
    01/01/2011 to 12/31/2011                          $10.99           $10.67          99,522,684
    01/01/2012 to 12/31/2012                          $10.67           $11.81         107,656,583
------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                         $10.00            $9.17           2,940,794
    01/01/2012 to 12/31/2012                           $9.17           $10.09           4,644,573
------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                           $8.66           $10.78           1,072,256
    01/01/2004 to 12/31/2004                          $10.78           $12.53           2,351,197
    01/01/2005 to 12/31/2005                          $12.53           $13.47           2,585,881
    01/01/2006 to 12/31/2006                          $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                          $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                          $16.05            $9.90           2,589,179
    01/01/2009 to 12/31/2009                           $9.90           $11.51           3,294,871
    01/01/2010 to 12/31/2010                          $11.51           $12.73           3,942,580
    01/01/2011 to 12/31/2011                          $12.73           $12.46           3,528,509
    01/01/2012 to 12/31/2012                          $12.46           $13.89           3,502,241

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                         $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                         $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                         $12.07            $7.73          32,624,883
    01/01/2009 to 12/31/2009                          $7.73            $9.52         118,425,926
    01/01/2010 to 12/31/2010                          $9.52           $10.62         141,306,019
    01/01/2011 to 12/31/2011                         $10.62           $10.19         100,099,910
    01/01/2012 to 12/31/2012                         $10.19           $11.40         113,717,767
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                        $10.00           $10.04              74,936
    01/01/2008 to 12/31/2008                         $10.04            $7.15           5,507,286
    01/01/2009 to 12/31/2009                          $7.15            $8.68          39,406,298
    01/01/2010 to 12/31/2010                          $8.68            $9.55          54,818,248
    01/01/2011 to 12/31/2011                          $9.55            $9.23          46,132,040
    01/01/2012 to 12/31/2012                          $9.23           $10.01          48,879,191
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    01/01/2003 to 12/31/2003                         $10.08           $13.63           3,097,315
    01/01/2004 to 12/31/2004                         $13.63           $18.49           4,080,179
    01/01/2005 to 12/31/2005                         $18.49           $20.88           3,749,124
    01/01/2006 to 12/31/2006                         $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                         $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                         $22.11           $14.12           1,741,032
    01/01/2009 to 12/31/2009                         $14.12           $18.32           2,154,565
    01/01/2010 to 12/31/2010                         $18.32           $23.19           2,674,245
    01/01/2011 to 12/31/2011                         $23.19           $24.31           2,210,944
    01/01/2012 to 12/31/2012                         $24.31           $27.58           2,291,954
-----------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                          $7.66           $10.81           1,134,865
    01/01/2004 to 12/31/2004                         $10.81           $12.99           2,143,020
    01/01/2005 to 12/31/2005                         $12.99           $12.92           2,106,236
    01/01/2006 to 12/31/2006                         $12.92           $15.25           1,874,276
    01/01/2007 to 12/31/2007                         $15.25           $12.33           1,578,237
    01/01/2008 to 07/18/2008                         $12.33           $11.30                   0
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                          $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                         $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                         $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                         $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                         $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                         $20.16           $11.08           2,977,983
    01/01/2009 to 12/31/2009                         $11.08           $14.46           3,702,808
    01/01/2010 to 12/31/2010                         $14.46           $18.85           4,200,876
    01/01/2011 to 12/31/2011                         $18.85           $16.11           4,029,967
    01/01/2012 to 12/31/2012                         $16.11           $19.02           3,987,156
-----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                        $10.00           $10.00              50,892
    01/01/2008 to 12/31/2008                         $10.00            $7.16           2,156,002
    01/01/2009 to 12/31/2009                          $7.16            $8.54          18,482,649
    01/01/2010 to 12/31/2010                          $8.54            $9.51          20,766,873
    01/01/2011 to 12/31/2011                          $9.51            $9.13          15,624,739
    01/01/2012 to 12/31/2012                          $9.13           $10.20          18,821,366

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                     $10.00           $10.58           3,781,525
    01/01/2007 to 12/31/2007                                      $10.58           $11.30           7,801,920
    01/01/2008 to 12/31/2008                                      $11.30            $7.28          13,486,356
    01/01/2009 to 12/31/2009                                       $7.28            $8.87          54,387,061
    01/01/2010 to 12/31/2010                                       $8.87            $9.97          68,927,498
    01/01/2011 to 12/31/2011                                       $9.97            $9.66          53,951,634
    01/01/2012 to 12/31/2012                                       $9.66           $10.51          57,684,295
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                     $10.00           $10.48           3,795,562
    01/01/2007 to 12/31/2007                                      $10.48           $11.49           7,899,326
    01/01/2008 to 12/31/2008                                      $11.49            $6.70          13,640,692
    01/01/2009 to 12/31/2009                                       $6.70            $8.30          93,813,703
    01/01/2010 to 12/31/2010                                       $8.30            $9.71         115,827,900
    01/01/2011 to 12/31/2011                                       $9.71            $8.96          75,603,365
    01/01/2012 to 12/31/2012                                       $8.96            $9.95          89,282,138
------------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                     $10.00            $7.47           1,469,632
    01/01/2009 to 11/13/2009                                       $7.47            $8.36                   0
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $10.00           $10.75          58,178,008
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                     $10.18            $6.11             100,170
    01/01/2009 to 12/31/2009                                       $6.11            $8.12           1,148,210
    01/01/2010 to 12/31/2010                                       $8.12            $9.60           2,343,259
    01/01/2011 to 12/31/2011                                       $9.60            $8.97           1,365,221
    01/01/2012 to 12/31/2012                                       $8.97           $11.18           1,941,296
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                                       $7.67            $9.45           2,053,023
    01/01/2004 to 12/31/2004                                       $9.45            $9.64           2,785,100
    01/01/2005 to 12/31/2005                                       $9.64            $9.80           2,531,901
    01/01/2006 to 12/31/2006                                       $9.80           $10.60           2,498,654
    01/01/2007 to 12/31/2007                                      $10.60           $11.88           2,806,534
    01/01/2008 to 12/31/2008                                      $11.88            $6.98           1,877,493
    01/01/2009 to 12/31/2009                                       $6.98           $10.25           5,358,114
    01/01/2010 to 12/31/2010                                      $10.25           $11.12           5,307,161
    01/01/2011 to 12/31/2011                                      $11.12           $10.51           3,678,070
    01/01/2012 to 12/31/2012                                      $10.51           $12.37           3,859,929
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                                       $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                                      $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                                      $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                                      $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                                      $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                                      $14.08            $8.22          14,384,005
    01/01/2009 to 12/31/2009                                       $8.22            $9.63          15,821,358
    01/01/2010 to 12/31/2010                                       $9.63           $10.69          15,820,580
    01/01/2011 to 12/31/2011                                      $10.69            $9.94          12,948,030
    01/01/2012 to 12/31/2012                                       $9.94           $11.69          10,758,682

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                            $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                           $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                           $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                           $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                           $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                           $14.92            $8.69           2,808,881
    01/01/2009 to 12/31/2009                            $8.69           $13.42           5,868,356
    01/01/2010 to 12/31/2010                           $13.42           $15.82           6,728,348
    01/01/2011 to 12/31/2011                           $15.82           $15.10           4,560,864
    01/01/2012 to 12/31/2012                           $15.10           $17.76           4,904,077
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                            $9.26           $12.85           1,504,296
    01/01/2004 to 12/31/2004                           $12.85           $15.19           1,541,896
    01/01/2005 to 12/31/2005                           $15.19           $15.68           1,243,642
    01/01/2006 to 12/31/2006                           $15.68           $18.08           1,000,596
    01/01/2007 to 12/31/2007                           $18.08           $16.87             758,170
    01/01/2008 to 12/31/2008                           $16.87           $12.17             667,006
    01/01/2009 to 12/31/2009                           $12.17           $15.19           2,182,014
    01/01/2010 to 12/31/2010                           $15.19           $18.93           3,471,178
    01/01/2011 to 12/31/2011                           $18.93           $18.86           2,549,765
    01/01/2012 to 12/31/2012                           $18.86           $21.46           2,633,520
-------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    01/01/2003 to 12/31/2003                            $9.71           $11.61          12,201,163
    01/01/2004 to 12/31/2004                           $11.61           $12.69          13,717,128
    01/01/2005 to 12/31/2005                           $12.69           $12.62           9,658,908
    01/01/2006 to 12/31/2006                           $12.62           $13.70           9,653,937
    01/01/2007 to 12/31/2007                           $13.70           $13.80           6,461,538
    01/01/2008 to 12/31/2008                           $13.80           $10.11           5,931,752
    01/01/2009 to 12/31/2009                           $10.11           $13.47          13,509,194
    01/01/2010 to 12/31/2010                           $13.47           $15.04          12,605,729
    01/01/2011 to 12/31/2011                           $15.04           $15.26          11,922,775
    01/01/2012 to 12/31/2012                           $15.26           $17.09          10,459,161
-------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                          $10.00           $10.17              39,143
    01/01/2008 to 12/31/2008                           $10.17            $7.58           3,825,075
    01/01/2009 to 12/31/2009                            $7.58            $9.20          36,241,046
    01/01/2010 to 12/31/2010                            $9.20           $10.10          50,682,089
    01/01/2011 to 12/31/2011                           $10.10            $9.88          43,785,652
    01/01/2012 to 12/31/2012                            $9.88           $10.70          45,432,815
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                            $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                           $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                           $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                           $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                           $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                           $24.43           $11.96           6,129,240
    01/01/2009 to 12/31/2009                           $11.96           $15.91           6,854,079
    01/01/2010 to 12/31/2010                           $15.91           $17.92           7,241,298
    01/01/2011 to 12/31/2011                           $17.92           $15.34           5,734,722
    01/01/2012 to 12/31/2012                           $15.34           $18.16           4,942,527

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                                     $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                                    $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                                    $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                                    $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                                    $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                                    $20.85           $11.48           2,393,870
    01/01/2009 to 12/31/2009                                    $11.48           $14.74           3,492,926
    01/01/2010 to 12/31/2010                                    $14.74           $16.10           3,649,081
    01/01/2011 to 12/31/2011                                    $16.10           $13.85           2,916,031
    01/01/2012 to 12/31/2012                                    $13.85           $15.89           2,668,328
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                                   $10.00           $10.19             157,014
    01/01/2008 to 12/31/2008                                    $10.19            $6.94           1,952,838
    01/01/2009 to 12/31/2009                                     $6.94            $8.65          25,271,257
    01/01/2010 to 12/31/2010                                     $8.65            $9.68          38,344,545
    01/01/2011 to 12/31/2011                                     $9.68            $9.47          31,542,321
    01/01/2012 to 12/31/2012                                     $9.47           $10.58          33,772,279
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/01/2003 to 12/31/2003                                     $8.71           $10.24             898,161
    01/01/2004 to 12/31/2004                                    $10.24           $11.19           1,061,887
    01/01/2005 to 12/31/2005                                    $11.19           $11.77           1,055,034
    01/01/2006 to 12/31/2006                                    $11.77           $12.86           1,120,866
    01/01/2007 to 12/31/2007                                    $12.86           $12.90           2,745,236
    01/01/2008 to 12/31/2008                                    $12.90           $10.45          15,430,642
    01/01/2009 to 12/31/2009                                    $10.45           $12.54          46,430,018
    01/01/2010 to 12/31/2010                                    $12.54           $13.23          46,748,068
    01/01/2011 to 12/31/2011                                    $13.23           $13.05          38,241,675
    01/01/2012 to 12/31/2012                                    $13.05           $14.21          39,470,209
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.08           $10.29             141,417
    01/01/2010 to 12/31/2010                                    $10.29           $11.27             473,823
    01/01/2011 to 12/31/2011                                    $11.27           $11.15             755,324
    01/01/2012 to 12/31/2012                                    $11.15           $12.64           1,110,275
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.15           $10.30              58,774
    01/01/2010 to 12/31/2010                                    $10.30           $11.52             748,340
    01/01/2011 to 12/31/2011                                    $11.52           $10.67             655,241
    01/01/2012 to 12/31/2012                                    $10.67           $11.88             688,787
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2003 to 12/31/2003                                     $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                                    $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                                    $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                                    $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                                    $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                                    $17.98           $10.37           2,459,224
    01/01/2009 to 12/31/2009                                    $10.37           $13.86           5,086,873
    01/01/2010 to 12/31/2010                                    $13.86           $14.60           5,905,133
    01/01/2011 to 12/31/2011                                    $14.60           $13.05           4,359,903
    01/01/2012 to 12/31/2012                                    $13.05           $15.65           4,428,816

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                        $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                        $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                       $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                       $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                       $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                       $13.00            $7.48           4,027,564
    01/01/2009 to 12/31/2009                        $7.48            $8.78           5,087,827
    01/01/2010 to 12/31/2010                        $8.78            $9.78           5,307,829
    01/01/2011 to 12/31/2011                        $9.78            $9.21           4,698,568
    01/01/2012 to 12/31/2012                        $9.21           $10.59           4,248,181
---------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    01/01/2003 to 12/31/2003                        $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                       $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                       $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                       $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                       $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                       $13.74           $10.37           8,586,978
    01/01/2009 to 12/31/2009                       $10.37           $13.73          10,096,051
    01/01/2010 to 12/31/2010                       $13.73           $15.32           8,604,037
    01/01/2011 to 12/31/2011                       $15.32           $16.60           9,200,629
    01/01/2012 to 12/31/2012                       $16.60           $17.29           8,547,651
---------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                       $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                       $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                       $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                       $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                       $15.36            $8.51          16,673,165
    01/01/2009 to 12/31/2009                        $8.51           $10.86          17,250,307
    01/01/2010 to 12/31/2010                       $10.86           $12.79          17,364,094
    01/01/2011 to 12/31/2011                       $12.79           $12.47          14,080,420
    01/01/2012 to 12/31/2012                       $12.47           $13.77          11,942,585
---------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    01/01/2003 to 12/31/2003                        $9.04           $11.30           1,393,001
    01/01/2004 to 12/31/2004                       $11.30           $13.16           2,276,801
    01/01/2005 to 12/31/2005                       $13.16           $13.92           1,907,777
    01/01/2006 to 12/31/2006                       $13.92           $17.02           2,905,252
    01/01/2007 to 12/31/2007                       $17.02           $18.31           2,119,181
    01/01/2008 to 12/31/2008                       $18.31           $11.88           1,412,847
    01/01/2009 to 12/31/2009                       $11.88           $15.37           2,567,781
    01/01/2010 to 12/31/2010                       $15.37           $16.94           3,612,405
    01/01/2011 to 12/31/2011                       $16.94           $16.14           3,114,124
    01/01/2012 to 12/31/2012                       $16.14           $19.53           3,437,135

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                               $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                               $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                               $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                              $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                              $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                              $12.73            $7.98           3,159,245
    01/01/2009 to 12/31/2009                               $7.98            $9.75           4,944,538
    01/01/2010 to 12/31/2010                               $9.75           $10.82           5,238,425
    01/01/2011 to 12/31/2011                              $10.82           $10.57           4,289,955
    01/01/2012 to 12/31/2012                              $10.57           $12.18           4,420,398
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $10.00           $10.20              55,298
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                               $8.17           $10.91           2,513,413
    01/01/2004 to 12/31/2004                              $10.91           $12.38           2,587,064
    01/01/2005 to 12/31/2005                              $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                              $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                              $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                              $14.57            $8.87           1,381,269
    01/01/2009 to 12/31/2009                               $8.87           $12.11           2,137,413
    01/01/2010 to 12/31/2010                              $12.11           $14.72           2,978,973
    01/01/2011 to 12/31/2011                              $14.72           $13.98           2,405,087
    01/01/2012 to 12/31/2012                              $13.98           $16.28           2,424,624
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2003 to 12/31/2003                               $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                               $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                               $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                               $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                              $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                              $10.48           $10.57          91,319,625
    01/01/2009 to 12/31/2009                              $10.57           $10.42          66,786,776
    01/01/2010 to 12/31/2010                              $10.42           $10.25          50,307,852
    01/01/2011 to 12/31/2011                              $10.25           $10.09          50,902,069
    01/01/2012 to 12/31/2012                              $10.09            $9.92          39,894,836
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                               $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                              $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                              $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                              $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                              $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                              $17.67           $10.03           5,184,438
    01/01/2009 to 12/31/2009                              $10.03           $13.88           5,689,131
    01/01/2010 to 12/31/2010                              $13.88           $16.85           5,901,157
    01/01/2011 to 12/31/2011                              $16.85           $16.16           4,911,194
    01/01/2012 to 12/31/2012                              $16.16           $18.62           4,148,499
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.03           $10.07             577,115
    01/01/2012 to 12/31/2012                              $10.07           $10.39           1,360,083

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                             $7.41            $9.51           3,415,318
    01/01/2004 to 12/31/2004                             $9.51           $10.86           4,715,301
    01/01/2005 to 12/31/2005                            $10.86           $12.12           5,728,444
    01/01/2006 to 12/31/2006                            $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                            $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                            $16.34            $9.13           3,042,143
    01/01/2009 to 12/31/2009                             $9.13           $11.65           4,022,837
    01/01/2010 to 12/31/2010                            $11.65           $14.75           5,702,161
    01/01/2011 to 12/31/2011                            $14.75           $14.75           4,466,247
    01/01/2012 to 12/31/2012                            $14.75           $16.30           3,764,767
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                             $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                            $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                            $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                            $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                            $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                            $14.63            $8.27             768,282
    01/01/2009 to 12/31/2009                             $8.27            $9.97           1,585,215
    01/01/2010 to 12/31/2010                             $9.97           $11.79           2,045,616
    01/01/2011 to 04/29/2011                            $11.79           $13.23                   0
--------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                           $10.00           $10.32           5,908,428
--------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                           $10.10            $5.57             126,548
    01/01/2009 to 12/31/2009                             $5.57            $9.13           6,599,316
    01/01/2010 to 12/31/2010                             $9.13           $10.98          11,156,029
    01/01/2011 to 12/31/2011                            $10.98            $8.61           6,749,550
    01/01/2012 to 12/31/2012                             $8.61            $9.98           7,897,745
--------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2003 to 12/31/2003                            $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                            $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                            $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                            $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                            $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                            $11.31           $11.24          15,403,578
    01/01/2009 to 12/31/2009                            $11.24           $12.19          19,779,745
    01/01/2010 to 12/31/2010                            $12.19           $12.46          20,255,855
    01/01/2011 to 12/31/2011                            $12.46           $12.53          18,155,075
    01/01/2012 to 12/31/2012                            $12.53           $12.90          15,540,231
--------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2003 to 12/31/2003                            $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                            $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                            $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                            $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                            $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                            $12.39           $11.91          20,478,277
    01/01/2009 to 12/31/2009                            $11.91           $13.65          59,442,486
    01/01/2010 to 12/31/2010                            $13.65           $14.46          75,211,006
    01/01/2011 to 12/31/2011                            $14.46           $14.67          60,233,010
    01/01/2012 to 12/31/2012                            $14.67           $15.77          65,143,645

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                               $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                                $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                                $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                                $11.40            $9.02          24,830,005
    01/01/2009 to 12/31/2009                                 $9.02           $10.65          82,197,582
    01/01/2010 to 12/31/2010                                $10.65           $11.58         100,001,194
    01/01/2011 to 12/31/2011                                $11.58           $11.51          96,778,216
    01/01/2012 to 12/31/2012                                $11.51           $12.49          98,362,559
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                               $10.02           $10.07             990,348
    01/01/2012 to 12/31/2012                                $10.07           $10.61           2,178,847
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    01/01/2003 to 12/31/2003                                 $8.17           $10.23           5,442,511
    01/01/2004 to 12/31/2004                                $10.23           $11.07           6,845,369
    01/01/2005 to 12/31/2005                                $11.07           $11.27           6,774,077
    01/01/2006 to 12/31/2006                                $11.27           $12.48           6,255,253
    01/01/2007 to 12/31/2007                                $12.48           $12.53           5,371,782
    01/01/2008 to 12/31/2008                                $12.53            $7.55           2,747,511
    01/01/2009 to 12/31/2009                                 $7.55            $9.05           3,372,332
    01/01/2010 to 12/31/2010                                 $9.05           $10.24           3,360,531
    01/01/2011 to 12/31/2011                                $10.24           $10.42           3,055,694
    01/01/2012 to 12/31/2012                                $10.42           $12.17           3,262,831
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $10.00            $8.90             201,672
    01/01/2012 to 12/31/2012                                 $8.90            $9.90             384,520
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                               $10.00           $11.51             120,901
    01/01/2008 to 12/31/2008                                $11.51            $7.33           2,184,002
    01/01/2009 to 12/31/2009                                 $7.33            $9.15          23,955,044
    01/01/2010 to 12/31/2010                                 $9.15           $10.29          36,192,438
    01/01/2011 to 12/31/2011                                $10.29            $9.88          25,866,646
    01/01/2012 to 12/31/2012                                 $9.88           $11.26          34,127,062
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/01/2003 to 12/31/2003                                 $9.14           $10.69           2,045,205
    01/01/2004 to 12/31/2004                                $10.69           $11.46           2,335,598
    01/01/2005 to 12/31/2005                                $11.46           $11.79           2,294,529
    01/01/2006 to 12/31/2006                                $11.79           $12.72           2,165,859
    01/01/2007 to 12/31/2007                                $12.72           $13.62           2,277,264
    01/01/2008 to 12/31/2008                                $13.62            $9.35           3,074,479
    01/01/2009 to 12/31/2009                                 $9.35           $11.72          33,399,889
    01/01/2010 to 12/31/2010                                $11.72           $12.89          55,550,099
    01/01/2011 to 12/31/2011                                $12.89           $12.25          42,779,977
    01/01/2012 to 12/31/2012                                $12.25           $13.39          45,395,568

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                         $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                         $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                         $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                         $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                        $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                        $10.55            $6.74           1,375,635
    01/01/2009 to 12/31/2009                         $6.74            $8.88           2,524,147
    01/01/2010 to 12/31/2010                         $8.88           $11.91           4,648,452
    01/01/2011 to 12/31/2011                        $11.91           $11.60           3,213,655
    01/01/2012 to 12/31/2012                        $11.60           $12.80           3,096,260
----------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                         $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                        $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                        $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                        $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                        $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                        $16.34           $11.30           6,242,966
    01/01/2009 to 12/31/2009                        $11.30           $14.11           6,242,625
    01/01/2010 to 12/31/2010                        $14.11           $17.49           6,195,308
    01/01/2011 to 12/31/2011                        $17.49           $16.17           5,166,090
    01/01/2012 to 12/31/2012                        $16.17           $18.79           3,913,693
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/01/2003 to 12/31/2003                         $9.09           $11.09           2,243,566
    01/01/2004 to 12/31/2004                        $11.09           $12.13           3,551,315
    01/01/2005 to 12/31/2005                        $12.13           $12.49           4,192,627
    01/01/2006 to 12/31/2006                        $12.49           $13.82           4,776,442
    01/01/2007 to 12/31/2007                        $13.82           $14.45           6,387,795
    01/01/2008 to 12/31/2008                        $14.45           $10.52          10,697,390
    01/01/2009 to 12/31/2009                        $10.52           $12.85          40,732,836
    01/01/2010 to 12/31/2010                        $12.85           $14.09          53,827,291
    01/01/2011 to 12/31/2011                        $14.09           $14.13          46,623,273
    01/01/2012 to 12/31/2012                        $14.13           $15.78          53,661,984
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    01/01/2003 to 12/31/2003                         $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                        $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                        $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                        $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                        $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                        $14.55            $8.32           2,874,755
    01/01/2009 to 12/31/2009                         $8.32           $10.13           3,572,238
    01/01/2010 to 12/31/2010                        $10.13           $11.28           4,182,015
    01/01/2011 to 12/31/2011                        $11.28           $10.91           3,313,597
    01/01/2012 to 12/31/2012                        $10.91           $12.58           4,588,707

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2003 to 12/31/2003                             $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                             $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                             $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                             $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                             $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                             $14.24           $13.67           4,228,137
    01/01/2009 to 12/31/2009                             $13.67           $15.07           6,337,072
    01/01/2010 to 12/31/2010                             $15.07           $15.67           7,114,847
    01/01/2011 to 12/31/2011                             $15.67           $16.05           6,639,260
    01/01/2012 to 12/31/2012                             $16.05           $16.61           5,533,305
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                              $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                              $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                              $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                             $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                             $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                             $11.96            $6.99           4,437,756
    01/01/2009 to 12/31/2009                              $6.99           $10.54          10,159,519
    01/01/2010 to 12/31/2010                             $10.54           $12.01          12,250,636
    01/01/2011 to 12/31/2011                             $12.01           $11.61           9,294,364
    01/01/2012 to 12/31/2012                             $11.61           $13.43          10,725,477
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/01/2003 to 12/31/2003                              $9.59           $12.59           2,011,627
    01/01/2004 to 12/31/2004                             $12.59           $16.25           2,040,188
    01/01/2005 to 12/31/2005                             $16.25           $21.00           3,677,613
    01/01/2006 to 12/31/2006                             $21.00           $23.93           2,942,718
    01/01/2007 to 12/31/2007                             $23.93           $33.07           3,950,105
    01/01/2008 to 12/31/2008                             $33.07           $16.27           2,088,027
    01/01/2009 to 12/31/2009                             $16.27           $23.89           4,621,252
    01/01/2010 to 12/31/2010                             $23.89           $28.31           5,827,673
    01/01/2011 to 12/31/2011                             $28.31           $23.69           4,562,770
    01/01/2012 to 12/31/2012                             $23.69           $24.14           4,495,210
---------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    12/05/2005* to 12/31/2005                            $10.00           $10.00             649,828
    01/01/2006 to 12/31/2006                             $10.00           $11.38           5,212,589
    01/01/2007 to 12/31/2007                             $11.38           $12.26           8,022,912
    01/01/2008 to 12/31/2008                             $12.26            $6.95           5,663,091
    01/01/2009 to 12/31/2009                              $6.95            $8.78           9,942,981
    01/01/2010 to 12/31/2010                              $8.78            $9.90          10,821,793
    01/01/2011 to 12/31/2011                              $9.90            $9.40           9,943,871
    01/01/2012 to 12/31/2012                              $9.40           $10.26          11,856,015
---------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                            $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                              $9.98            $9.30           4,064,760
    01/01/2009 to 12/31/2009                              $9.30           $10.21          12,750,275
    01/01/2010 to 12/31/2010                             $10.21           $10.83          17,651,916
    01/01/2011 to 12/31/2011                             $10.83           $11.29          18,170,336
    01/01/2012 to 12/31/2012                             $11.29           $11.98          18,416,796
---------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                            $10.00           $10.39             105,388

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    04/15/2005* to 12/31/2005                                 $9.82           $11.44             606,613
    01/01/2006 to 12/31/2006                                 $11.44           $12.49             553,827
    01/01/2007 to 12/31/2007                                 $12.49           $13.64             604,401
    01/01/2008 to 12/31/2008                                 $13.64            $7.90             346,210
    01/01/2009 to 12/31/2009                                  $7.90           $10.86             554,304
    01/01/2010 to 07/16/2010                                 $10.86           $10.63                   0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2003 to 12/31/2003                                  $8.15           $11.65             189,143
    01/01/2004 to 12/31/2004                                 $11.65           $13.66             414,631
    01/01/2005 to 12/31/2005                                 $13.66           $15.59             689,816
    01/01/2006 to 12/31/2006                                 $15.59           $18.88           1,081,552
    01/01/2007 to 12/31/2007                                 $18.88           $21.35           1,401,663
    01/01/2008 to 12/31/2008                                 $21.35           $12.29             984,931
    01/01/2009 to 12/31/2009                                 $12.29           $14.01             668,798
    01/01/2010 to 07/16/2010                                 $14.01           $13.31                   0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2003 to 12/31/2003                                  $7.78           $10.71             404,789
    01/01/2004 to 12/31/2004                                 $10.71           $11.29             570,123
    01/01/2005 to 12/31/2005                                 $11.29           $11.53             281,775
    01/01/2006 to 12/31/2006                                 $11.53           $12.03             241,307
    01/01/2007 to 12/31/2007                                 $12.03           $13.24             249,298
    01/01/2008 to 12/31/2008                                 $13.24            $9.48             271,517
    01/01/2009 to 12/31/2009                                  $9.48           $13.42             749,780
    01/01/2010 to 07/16/2010                                 $13.42           $12.54                   0
-------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    01/01/2003 to 12/31/2003                                  $6.80            $9.16              66,435
    01/01/2004 to 12/31/2004                                  $9.16           $10.03              91,924
    01/01/2005 to 12/31/2005                                 $10.03            $9.92              87,726
    01/01/2006 to 12/31/2006                                  $9.92           $10.15             100,227
    01/01/2007 to 12/31/2007                                 $10.15           $10.55             106,856
    01/01/2008 to 12/31/2008                                 $10.55            $5.83             190,718
    01/01/2009 to 12/31/2009                                  $5.83            $7.38             331,489
    01/01/2010 to 12/31/2010                                  $7.38            $8.64             309,321
    01/01/2011 to 12/31/2011                                  $8.64            $7.57             380,808
    01/01/2012 to 12/31/2012                                  $7.57            $8.48             218,904
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                                $10.08            $6.64           5,636,967
    01/01/2009 to 12/31/2009                                  $6.64            $8.50          51,503,013
    01/01/2010 to 12/31/2010                                  $8.50            $9.21          75,249,224
    01/01/2011 to 12/31/2011                                  $9.21            $8.91          53,326,792
    01/01/2012 to 09/21/2012                                  $8.91            $9.98                   0
-------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004                                     --           $11.85             311,233
    01/01/2005 to 12/31/2005                                 $11.85           $12.84             590,605
    01/01/2006 to 12/31/2006                                 $12.84           $17.48           1,507,757
    01/01/2007 to 12/31/2007                                 $17.48           $19.49           2,078,809
    01/01/2008 to 12/31/2008                                 $19.49           $10.97           1,122,006
    01/01/2009 to 12/31/2009                                 $10.97           $15.21             835,629
    01/01/2010 to 12/31/2010                                 $15.21           $16.42             651,544
    01/01/2011 to 12/31/2011                                 $16.42           $14.94             542,156
    01/01/2012 to 12/31/2012                                 $14.94           $18.42             521,128

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
    04/29/2011* to 12/31/2011                                  $10.03            $8.17            387,650
    01/01/2012 to 04/27/2012                                    $8.17            $9.26                  0
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
 FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
    04/29/2011* to 12/31/2011                                   $9.99            $9.12            385,638
    01/01/2012 to 12/31/2012                                    $9.12           $10.65            500,266
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND - SERIES I
    01/01/2003 to 12/31/2003                                    $7.09            $9.61            889,464
    01/01/2004 to 12/31/2004                                    $9.61           $10.72            668,032
    01/01/2005 to 12/31/2005                                   $10.72           $11.67            602,063
    01/01/2006 to 12/31/2006                                   $11.67           $13.33            605,730
    01/01/2007 to 12/31/2007                                   $13.33           $14.70            631,476
    01/01/2008 to 12/31/2008                                   $14.70            $7.51            384,426
    01/01/2009 to 12/31/2009                                    $7.51           $10.52            430,777
    01/01/2010 to 12/31/2010                                   $10.52           $12.81            390,143
    01/01/2011 to 04/29/2011                                   $12.81           $14.27                  0
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
    01/01/2003 to 12/31/2003                                    $8.76           $11.17            607,265
    01/01/2004 to 12/31/2004                                   $11.17           $11.94            585,185
    01/01/2005 to 12/31/2005                                   $11.94           $12.43          1,042,992
    01/01/2006 to 12/31/2006                                   $12.43           $14.24            778,674
    01/01/2007 to 12/31/2007                                   $14.24           $10.89            465,175
    01/01/2008 to 12/31/2008                                   $10.89            $4.34            540,897
    01/01/2009 to 12/31/2009                                    $4.34            $5.44            779,148
    01/01/2010 to 12/31/2010                                    $5.44            $5.91            872,026
    01/01/2011 to 04/29/2011                                    $5.91            $6.23                  0
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
    01/01/2003 to 12/31/2003                                    $8.00           $10.05            698,364
    01/01/2004 to 12/31/2004                                   $10.05           $10.64            937,586
    01/01/2005 to 12/31/2005                                   $10.64           $11.31          1,131,376
    01/01/2006 to 12/31/2006                                   $11.31           $11.71          1,250,782
    01/01/2007 to 12/31/2007                                   $11.71           $12.88          1,163,277
    01/01/2008 to 12/31/2008                                   $12.88            $9.04            849,932
    01/01/2009 to 12/31/2009                                    $9.04           $11.35          1,181,689
    01/01/2010 to 12/31/2010                                   $11.35           $11.76            545,135
    01/01/2011 to 12/31/2011                                   $11.76           $12.02            524,638
    01/01/2012 to 12/31/2012                                   $12.02           $14.29            462,518
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND - SERIES I
    01/01/2003 to 12/31/2003                                    $5.50            $7.87            578,651
    01/01/2004 to 12/31/2004                                    $7.87            $8.09            512,424
    01/01/2005 to 12/31/2005                                    $8.09            $8.13            453,392
    01/01/2006 to 12/31/2006                                    $8.13            $8.84            513,442
    01/01/2007 to 12/31/2007                                    $8.84            $9.36            630,739
    01/01/2008 to 12/31/2008                                    $9.36            $5.11            453,772
    01/01/2009 to 12/31/2009                                    $5.11            $7.91            970,438
    01/01/2010 to 12/31/2010                                    $7.91            $9.44          1,132,899
    01/01/2011 to 12/31/2011                                    $9.44            $8.81            530,679
    01/01/2012 to 12/31/2012                                    $8.81            $9.64            353,005
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
    04/27/2012* to 12/31/2012                                  $10.05            $9.77            229,829

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
NASDAQ TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004               --           $10.66             82,809
    01/01/2005 to 12/31/2005           $10.66           $10.83            134,177
    01/01/2006 to 12/31/2006           $10.83           $11.60            199,508
    01/01/2007 to 12/31/2007           $11.60           $13.88            403,709
    01/01/2008 to 12/31/2008           $13.88            $6.71            199,304
    01/01/2009 to 12/31/2009            $6.71            $7.71            140,231
    01/01/2010 to 12/31/2010            $7.71            $9.89            511,072
    01/01/2011 to 12/31/2011            $9.89            $9.85            211,183
    01/01/2012 to 12/31/2012            $9.85           $10.95            144,674
---------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    01/01/2003 to 12/31/2003            $8.66           $13.60          1,763,660
    01/01/2004 to 12/31/2004           $13.60           $16.02          2,103,950
    01/01/2005 to 12/31/2005           $16.02           $20.72          3,395,891
    01/01/2006 to 12/31/2006           $20.72           $27.43          2,835,328
    01/01/2007 to 12/31/2007           $27.43           $38.71          3,344,620
    01/01/2008 to 12/31/2008           $38.71           $16.04          1,630,334
    01/01/2009 to 12/31/2009           $16.04           $25.59          2,133,897
    01/01/2010 to 12/31/2010           $25.59           $29.23          1,632,797
    01/01/2011 to 12/31/2011           $29.23           $22.31          1,023,231
    01/01/2012 to 12/31/2012           $22.31           $25.62            797,727
---------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    01/01/2003 to 12/31/2003            $7.75           $12.57            942,605
    01/01/2004 to 12/31/2004           $12.57           $12.30            896,010
    01/01/2005 to 12/31/2005           $12.30           $14.45          1,723,105
    01/01/2006 to 12/31/2006           $14.45           $19.80          3,073,769
    01/01/2007 to 12/31/2007           $19.80           $28.77          2,473,589
    01/01/2008 to 12/31/2008           $28.77           $13.91          1,337,672
    01/01/2009 to 12/31/2009           $13.91           $21.10          1,821,822
    01/01/2010 to 12/31/2010           $21.10           $23.64          1,172,241
    01/01/2011 to 12/31/2011           $23.64           $16.97            568,287
    01/01/2012 to 12/31/2012           $16.97           $19.28            518,241
---------------------------------------------------------------------------------------
PROFUND VP BANKS
    01/01/2003 to 12/31/2003            $8.56           $10.90             93,067
    01/01/2004 to 12/31/2004           $10.90           $11.98            229,711
    01/01/2005 to 12/31/2005           $11.98           $11.77            351,876
    01/01/2006 to 12/31/2006           $11.77           $13.35            402,883
    01/01/2007 to 12/31/2007           $13.35            $9.55            389,926
    01/01/2008 to 12/31/2008            $9.55            $4.99          2,409,143
    01/01/2009 to 12/31/2009            $4.99            $4.70            746,620
    01/01/2010 to 12/31/2010            $4.70            $5.00            821,032
    01/01/2011 to 12/31/2011            $5.00            $3.60            310,912
    01/01/2012 to 12/31/2012            $3.60            $4.73            683,662
---------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    01/01/2003 to 12/31/2003            $8.46           $10.95          1,512,864
    01/01/2004 to 12/31/2004           $10.95           $11.87            529,237
    01/01/2005 to 12/31/2005           $11.87           $11.96            681,690
    01/01/2006 to 12/31/2006           $11.96           $13.58            779,466
    01/01/2007 to 12/31/2007           $13.58           $17.45          2,684,333
    01/01/2008 to 12/31/2008           $17.45            $8.34          1,183,553
    01/01/2009 to 12/31/2009            $8.34           $13.32          1,841,267
    01/01/2010 to 12/31/2010           $13.32           $16.99          1,479,120
    01/01/2011 to 12/31/2011           $16.99           $14.01            513,298
    01/01/2012 to 12/31/2012           $14.01           $14.94            344,526

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP BEAR
    01/01/2003 to 12/31/2003               $11.38            $8.44          1,886,515
    01/01/2004 to 12/31/2004                $8.44            $7.45          1,202,243
    01/01/2005 to 12/31/2005                $7.45            $7.23          2,169,659
    01/01/2006 to 12/31/2006                $7.23            $6.57          1,868,606
    01/01/2007 to 12/31/2007                $6.57            $6.50          1,722,065
    01/01/2008 to 12/31/2008                $6.50            $8.95          2,326,201
    01/01/2009 to 12/31/2009                $8.95            $6.35          1,995,516
    01/01/2010 to 12/31/2010                $6.35            $5.13          1,870,682
    01/01/2011 to 12/31/2011                $5.13            $4.60          2,082,893
    01/01/2012 to 12/31/2012                $4.60            $3.77            965,635
-------------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY
    01/01/2003 to 12/31/2003                $7.09            $9.75            208,971
    01/01/2004 to 12/31/2004                $9.75           $10.52            757,678
    01/01/2005 to 12/31/2005               $10.52           $12.34            697,687
    01/01/2006 to 12/31/2006               $12.34           $11.64            393,923
    01/01/2007 to 12/31/2007               $11.64           $11.31            609,746
    01/01/2008 to 12/31/2008               $11.31           $11.33          1,249,287
    01/01/2009 to 12/31/2009               $11.33           $11.56            355,182
    01/01/2010 to 12/31/2010               $11.56           $11.95            254,803
    01/01/2011 to 12/31/2011               $11.95           $12.52            188,759
    01/01/2012 to 12/31/2012               $12.52           $17.33            338,800
-------------------------------------------------------------------------------------------
PROFUND VP BULL
    01/01/2003 to 12/31/2003                $7.97            $9.84          3,563,562
    01/01/2004 to 12/31/2004                $9.84           $10.53          8,215,357
    01/01/2005 to 12/31/2005               $10.53           $10.64          7,846,866
    01/01/2006 to 12/31/2006               $10.64           $11.90          7,031,661
    01/01/2007 to 12/31/2007               $11.90           $12.12          4,013,033
    01/01/2008 to 12/31/2008               $12.12            $7.43          2,963,943
    01/01/2009 to 12/31/2009                $7.43            $9.08          3,113,781
    01/01/2010 to 12/31/2010                $9.08           $10.06          2,476,971
    01/01/2011 to 12/31/2011               $10.06            $9.89          3,165,929
    01/01/2012 to 12/31/2012                $9.89           $11.08          1,499,016
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    01/01/2003 to 12/31/2003                $8.28            $9.64             58,425
    01/01/2004 to 12/31/2004                $9.64           $10.36            369,007
    01/01/2005 to 12/31/2005               $10.36           $10.15            161,038
    01/01/2006 to 12/31/2006               $10.15           $11.25            548,567
    01/01/2007 to 12/31/2007               $11.25           $11.90            715,235
    01/01/2008 to 12/31/2008               $11.90            $8.58            609,574
    01/01/2009 to 12/31/2009                $8.58           $10.26            812,567
    01/01/2010 to 12/31/2010               $10.26           $11.84            702,138
    01/01/2011 to 12/31/2011               $11.84           $12.45            765,549
    01/01/2012 to 12/31/2012               $12.45           $13.58            450,591

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    01/01/2003 to 12/31/2003            $7.25            $9.04            136,269
    01/01/2004 to 12/31/2004            $9.04            $9.56            430,620
    01/01/2005 to 12/31/2005            $9.56            $8.97             86,431
    01/01/2006 to 12/31/2006            $8.97            $9.88            192,639
    01/01/2007 to 12/31/2007            $9.88            $8.91             67,292
    01/01/2008 to 12/31/2008            $8.91            $6.01            448,604
    01/01/2009 to 12/31/2009            $6.01            $7.74            295,250
    01/01/2010 to 12/31/2010            $7.74            $9.24          1,046,739
    01/01/2011 to 12/31/2011            $9.24            $9.58            481,308
    01/01/2012 to 12/31/2012            $9.58           $11.51            539,898
---------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    01/01/2003 to 12/31/2003            $7.93           $10.83          2,116,400
    01/01/2004 to 12/31/2004           $10.83           $12.17          1,812,435
    01/01/2005 to 12/31/2005           $12.17           $12.94          1,133,420
    01/01/2006 to 12/31/2006           $12.94           $14.95          2,790,577
    01/01/2007 to 12/31/2007           $14.95           $16.85          1,487,885
    01/01/2008 to 12/31/2008           $16.85            $9.28            649,001
    01/01/2009 to 12/31/2009            $9.28           $12.07          1,184,717
    01/01/2010 to 12/31/2010           $12.07           $12.19            852,300
    01/01/2011 to 12/31/2011           $12.19           $10.92            333,570
    01/01/2012 to 12/31/2012           $10.92           $12.52            461,143
---------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    01/01/2003 to 12/31/2003            $8.85           $11.23            398,159
    01/01/2004 to 12/31/2004           $11.23           $12.19            553,342
    01/01/2005 to 12/31/2005           $12.19           $12.46            616,872
    01/01/2006 to 12/31/2006           $12.46           $14.38            913,872
    01/01/2007 to 12/31/2007           $14.38           $11.44            498,292
    01/01/2008 to 12/31/2008           $11.44            $5.57          2,008,426
    01/01/2009 to 12/31/2009            $5.57            $6.30          1,432,294
    01/01/2010 to 12/31/2010            $6.30            $6.87          1,397,974
    01/01/2011 to 12/31/2011            $6.87            $5.82          1,034,776
    01/01/2012 to 12/31/2012            $5.82            $7.14          1,345,907
---------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    01/01/2003 to 12/31/2003            $7.94            $9.17            707,449
    01/01/2004 to 12/31/2004            $9.17            $9.23          1,318,525
    01/01/2005 to 12/31/2005            $9.23            $9.63          2,175,821
    01/01/2006 to 12/31/2006            $9.63            $9.96          2,106,409
    01/01/2007 to 12/31/2007            $9.96           $10.44          2,120,859
    01/01/2008 to 12/31/2008           $10.44            $7.78          1,638,682
    01/01/2009 to 12/31/2009            $7.78            $9.14          1,148,607
    01/01/2010 to 12/31/2010            $9.14            $9.25            875,030
    01/01/2011 to 12/31/2011            $9.25           $10.01            924,616
    01/01/2012 to 12/31/2012           $10.01           $11.56          1,121,561

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    01/01/2003 to 12/31/2003            $7.93           $10.01            318,339
    01/01/2004 to 12/31/2004           $10.01           $11.15            253,411
    01/01/2005 to 12/31/2005           $11.15           $11.23            211,678
    01/01/2006 to 12/31/2006           $11.23           $12.33            242,684
    01/01/2007 to 12/31/2007           $12.33           $13.55            708,921
    01/01/2008 to 12/31/2008           $13.55            $7.93            348,521
    01/01/2009 to 12/31/2009            $7.93            $9.68            634,240
    01/01/2010 to 12/31/2010            $9.68           $11.78            641,229
    01/01/2011 to 12/31/2011           $11.78           $11.38            404,533
    01/01/2012 to 12/31/2012           $11.38           $12.96            379,889
---------------------------------------------------------------------------------------
PROFUND VP INTERNET
    01/01/2003 to 12/31/2003            $8.57           $15.00            206,876
    01/01/2004 to 12/31/2004           $15.00           $17.89            992,879
    01/01/2005 to 12/31/2005           $17.89           $18.90            467,320
    01/01/2006 to 12/31/2006           $18.90           $18.84            200,072
    01/01/2007 to 12/31/2007           $18.84           $20.42            435,015
    01/01/2008 to 12/31/2008           $20.42           $11.08            116,246
    01/01/2009 to 12/31/2009           $11.08           $19.31            507,210
    01/01/2010 to 12/31/2010           $19.31           $25.70            455,035
    01/01/2011 to 12/31/2011           $25.70           $23.53             92,624
    01/01/2012 to 12/31/2012           $23.53           $27.71             98,828
---------------------------------------------------------------------------------------
PROFUND VP JAPAN
    01/01/2003 to 12/31/2003            $7.24            $9.03            426,718
    01/01/2004 to 12/31/2004            $9.03            $9.55            710,879
    01/01/2005 to 12/31/2005            $9.55           $13.31          3,413,954
    01/01/2006 to 12/31/2006           $13.31           $14.51          1,650,266
    01/01/2007 to 12/31/2007           $14.51           $12.85            552,230
    01/01/2008 to 12/31/2008           $12.85            $7.47            553,832
    01/01/2009 to 12/31/2009            $7.47            $8.11            519,793
    01/01/2010 to 12/31/2010            $8.11            $7.45            414,005
    01/01/2011 to 12/31/2011            $7.45            $5.97            292,468
    01/01/2012 to 12/31/2012            $5.97            $7.22            445,817
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    01/01/2004 to 12/31/2004               --           $10.37             72,725
    01/01/2005 to 12/31/2005           $10.37           $10.30          2,620,748
    01/01/2006 to 12/31/2006           $10.30           $11.05          2,181,106
    01/01/2007 to 12/31/2007           $11.05           $11.62          2,009,820
    01/01/2008 to 12/31/2008           $11.62            $7.37          1,340,839
    01/01/2009 to 12/31/2009            $7.37            $9.40          1,530,601
    01/01/2010 to 12/31/2010            $9.40           $10.47          1,282,022
    01/01/2011 to 12/31/2011           $10.47           $10.62          1,146,789
    01/01/2012 to 12/31/2012           $10.62           $11.77            796,871
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    01/01/2004 to 12/31/2004               --           $10.37            159,605
    01/01/2005 to 12/31/2005           $10.37           $10.51          2,141,309
    01/01/2006 to 12/31/2006           $10.51           $12.26          4,023,312
    01/01/2007 to 12/31/2007           $12.26           $12.08          1,984,257
    01/01/2008 to 12/31/2008           $12.08            $7.07          1,514,949
    01/01/2009 to 12/31/2009            $7.07            $8.31          1,108,254
    01/01/2010 to 12/31/2010            $8.31            $9.22          1,501,797
    01/01/2011 to 12/31/2011            $9.22            $8.96          1,122,050
    01/01/2012 to 12/31/2012            $8.96           $10.17            776,810

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    01/01/2003 to 12/31/2003            $7.70            $9.69          1,009,867
    01/01/2004 to 12/31/2004            $9.69           $10.58          2,220,901
    01/01/2005 to 12/31/2005           $10.58           $11.58          5,059,312
    01/01/2006 to 12/31/2006           $11.58           $11.84          1,594,539
    01/01/2007 to 12/31/2007           $11.84           $13.01          2,101,505
    01/01/2008 to 12/31/2008           $13.01            $7.83          1,117,437
    01/01/2009 to 12/31/2009            $7.83           $10.65          1,903,627
    01/01/2010 to 12/31/2010           $10.65           $13.45          2,021,397
    01/01/2011 to 12/31/2011           $13.45           $12.85          1,040,542
    01/01/2012 to 12/31/2012           $12.85           $14.58            684,764
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    01/01/2003 to 12/31/2003            $7.66           $10.23          1,455,513
    01/01/2004 to 12/31/2004           $10.23           $11.67          2,632,869
    01/01/2005 to 12/31/2005           $11.67           $12.49          2,164,543
    01/01/2006 to 12/31/2006           $12.49           $13.80          1,978,580
    01/01/2007 to 12/31/2007           $13.80           $13.70          1,436,105
    01/01/2008 to 12/31/2008           $13.70            $8.58            733,971
    01/01/2009 to 12/31/2009            $8.58           $11.05          1,398,727
    01/01/2010 to 12/31/2010           $11.05           $13.09            908,539
    01/01/2011 to 12/31/2011           $13.09           $12.37            727,867
    01/01/2012 to 12/31/2012           $12.37           $14.18            552,448
---------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    01/01/2003 to 12/31/2003            $6.45            $9.32          4,445,234
    01/01/2004 to 12/31/2004            $9.32            $9.94          4,885,351
    01/01/2005 to 12/31/2005            $9.94            $9.80          2,467,486
    01/01/2006 to 12/31/2006            $9.80           $10.16          1,764,614
    01/01/2007 to 12/31/2007           $10.16           $11.76          2,265,084
    01/01/2008 to 12/31/2008           $11.76            $6.65          1,171,313
    01/01/2009 to 12/31/2009            $6.65            $9.94          1,813,909
    01/01/2010 to 12/31/2010            $9.94           $11.56          1,576,633
    01/01/2011 to 12/31/2011           $11.56           $11.54            909,044
    01/01/2012 to 12/31/2012           $11.54           $13.19            644,940
---------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    01/01/2003 to 12/31/2003            $8.71           $10.48          1,225,844
    01/01/2004 to 12/31/2004           $10.48           $13.33          1,856,882
    01/01/2005 to 12/31/2005           $13.33           $17.22          2,573,777
    01/01/2006 to 12/31/2006           $17.22           $20.43          2,251,126
    01/01/2007 to 12/31/2007           $20.43           $26.61          2,322,451
    01/01/2008 to 12/31/2008           $26.61           $16.50          1,351,549
    01/01/2009 to 12/31/2009           $16.50           $18.75          1,326,030
    01/01/2010 to 12/31/2010           $18.75           $21.71          1,296,969
    01/01/2011 to 12/31/2011           $21.71           $21.83            829,408
    01/01/2012 to 12/31/2012           $21.83           $22.09            551,530

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    01/01/2003 to 12/31/2003                $8.56            $8.89            266,978
    01/01/2004 to 12/31/2004                $8.89            $7.93            527,336
    01/01/2005 to 12/31/2005                $7.93            $7.51            515,769
    01/01/2006 to 12/31/2006                $7.51            $8.28            716,678
    01/01/2007 to 12/31/2007                $8.28            $8.33            492,538
    01/01/2008 to 12/31/2008                $8.33            $6.60            588,925
    01/01/2009 to 12/31/2009                $6.60            $7.58            521,245
    01/01/2010 to 12/31/2010                $7.58            $7.49            268,122
    01/01/2011 to 12/31/2011                $7.49            $8.56            862,925
    01/01/2012 to 12/31/2012                $8.56            $9.42            302,309
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    01/01/2003 to 12/31/2003                $9.70           $13.29          1,329,806
    01/01/2004 to 12/31/2004               $13.29           $11.77          1,479,384
    01/01/2005 to 12/31/2005               $11.77           $14.62          2,426,531
    01/01/2006 to 12/31/2006               $14.62           $15.44          2,487,596
    01/01/2007 to 12/31/2007               $15.44           $18.60          3,177,702
    01/01/2008 to 12/31/2008               $18.60           $12.66          2,709,868
    01/01/2009 to 12/31/2009               $12.66           $16.86          2,850,817
    01/01/2010 to 12/31/2010               $16.86           $22.04          2,921,018
    01/01/2011 to 12/31/2011               $22.04           $17.51          2,103,701
    01/01/2012 to 12/31/2012               $17.51           $14.71          1,572,080
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    01/01/2003 to 12/31/2003                $9.86           $12.91            462,906
    01/01/2004 to 12/31/2004               $12.91           $16.15          1,816,706
    01/01/2005 to 12/31/2005               $16.15           $16.96            501,989
    01/01/2006 to 12/31/2006               $16.96           $22.10            926,728
    01/01/2007 to 12/31/2007               $22.10           $17.47            505,436
    01/01/2008 to 12/31/2008               $17.47           $10.09            587,638
    01/01/2009 to 12/31/2009               $10.09           $12.69            557,087
    01/01/2010 to 12/31/2010               $12.69           $15.57            509,622
    01/01/2011 to 12/31/2011               $15.57           $16.04            345,408
    01/01/2012 to 12/31/2012               $16.04           $18.48            392,557
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    01/01/2003 to 12/31/2003                $8.02            $7.56          1,817,924
    01/01/2004 to 12/31/2004                $7.56            $6.63          5,314,528
    01/01/2005 to 12/31/2005                $6.63            $6.00          3,415,324
    01/01/2006 to 12/31/2006                $6.00            $6.50          4,567,551
    01/01/2007 to 12/31/2007                $6.50            $6.06          1,806,294
    01/01/2008 to 12/31/2008                $6.06            $3.70          2,315,493
    01/01/2009 to 12/31/2009                $3.70            $4.81          3,128,225
    01/01/2010 to 12/31/2010                $4.81            $3.97          4,679,376
    01/01/2011 to 12/31/2011                $3.97            $2.44          2,645,539
    01/01/2012 to 12/31/2012                $2.44            $2.23          1,760,429

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SEMICONDUCTOR
    01/01/2003 to 12/31/2003            $5.14            $9.51            423,958
    01/01/2004 to 12/31/2004            $9.51            $7.15            694,352
    01/01/2005 to 12/31/2005            $7.15            $7.64            746,084
    01/01/2006 to 12/31/2006            $7.64            $6.98            339,250
    01/01/2007 to 12/31/2007            $6.98            $7.35            272,048
    01/01/2008 to 12/31/2008            $7.35            $3.63            166,664
    01/01/2009 to 12/31/2009            $3.63            $5.86            794,698
    01/01/2010 to 12/31/2010            $5.86            $6.47            188,040
    01/01/2011 to 12/31/2011            $6.47            $6.12            125,111
    01/01/2012 to 12/31/2012            $6.12            $5.77             77,903
---------------------------------------------------------------------------------------
PROFUND VP SHORT MID-CAP
    01/01/2004 to 12/31/2004               --            $9.70             39,360
    01/01/2005 to 12/31/2005            $9.70            $8.64            364,782
    01/01/2006 to 12/31/2006            $8.64            $8.18            254,207
    01/01/2007 to 12/31/2007            $8.18            $7.82            131,223
    01/01/2008 to 12/31/2008            $7.82           $10.14            177,441
    01/01/2009 to 12/31/2009           $10.14            $6.44            364,588
    01/01/2010 to 12/31/2010            $6.44            $4.70            280,837
    01/01/2011 to 12/31/2011            $4.70            $4.24            232,550
    01/01/2012 to 12/31/2012            $4.24            $3.38            139,533
---------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    01/01/2003 to 12/31/2003           $11.00            $6.78          1,535,439
    01/01/2004 to 12/31/2004            $6.78            $5.93            908,064
    01/01/2005 to 12/31/2005            $5.93            $5.88          2,494,108
    01/01/2006 to 12/31/2006            $5.88            $5.70          1,891,265
    01/01/2007 to 12/31/2007            $5.70            $4.96            860,024
    01/01/2008 to 12/31/2008            $4.96            $7.23            722,924
    01/01/2009 to 12/31/2009            $7.23            $4.22            898,026
    01/01/2010 to 12/31/2010            $4.22            $3.27            782,589
    01/01/2011 to 12/31/2011            $3.27            $2.88          1,249,273
    01/01/2012 to 12/31/2012            $2.88            $2.30            957,612
---------------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP
    01/01/2004 to 12/31/2004               --            $9.54            136,809
    01/01/2005 to 12/31/2005            $9.54            $9.11            220,842
    01/01/2006 to 12/31/2006            $9.11            $7.90            560,897
    01/01/2007 to 12/31/2007            $7.90            $8.12          1,000,449
    01/01/2008 to 12/31/2008            $8.12            $9.92            233,809
    01/01/2009 to 12/31/2009            $9.92            $6.59            463,501
    01/01/2010 to 12/31/2010            $6.59            $4.61            355,244
    01/01/2011 to 12/31/2011            $4.61            $4.12            702,306
    01/01/2012 to 12/31/2012            $4.12            $3.28            351,352
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    01/01/2003 to 12/31/2003            $7.69           $10.16          3,868,951
    01/01/2004 to 12/31/2004           $10.16           $11.98          4,677,820
    01/01/2005 to 12/31/2005           $11.98           $12.67          4,579,886
    01/01/2006 to 12/31/2006           $12.67           $13.54          1,643,633
    01/01/2007 to 12/31/2007           $13.54           $13.85            676,467
    01/01/2008 to 12/31/2008           $13.85            $8.99            990,289
    01/01/2009 to 12/31/2009            $8.99           $11.15          1,476,283
    01/01/2010 to 12/31/2010           $11.15           $13.79          1,733,790
    01/01/2011 to 12/31/2011           $13.79           $13.73          1,437,215
    01/01/2012 to 12/31/2012           $13.73           $15.19            495,243

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    01/01/2003 to 12/31/2003            $7.09            $9.39          5,144,632
    01/01/2004 to 12/31/2004            $9.39           $11.10          4,088,760
    01/01/2005 to 12/31/2005           $11.10           $11.35          1,398,441
    01/01/2006 to 12/31/2006           $11.35           $13.11          2,446,357
    01/01/2007 to 12/31/2007           $13.11           $11.96            714,107
    01/01/2008 to 12/31/2008           $11.96            $8.15            838,930
    01/01/2009 to 12/31/2009            $8.15            $9.65            610,084
    01/01/2010 to 12/31/2010            $9.65           $11.59            743,101
    01/01/2011 to 12/31/2011           $11.59           $10.94            752,713
    01/01/2012 to 12/31/2012           $10.94           $12.49            481,299
---------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY
    01/01/2003 to 12/31/2003            $6.03            $8.66            497,972
    01/01/2004 to 12/31/2004            $8.66            $8.48            727,580
    01/01/2005 to 12/31/2005            $8.48            $8.45            577,737
    01/01/2006 to 12/31/2006            $8.45            $8.98            673,628
    01/01/2007 to 12/31/2007            $8.98           $10.10          1,668,456
    01/01/2008 to 12/31/2008           $10.10            $5.53            322,313
    01/01/2009 to 12/31/2009            $5.53            $8.78          1,361,950
    01/01/2010 to 12/31/2010            $8.78            $9.56            652,534
    01/01/2011 to 12/31/2011            $9.56            $9.27            719,037
    01/01/2012 to 12/31/2012            $9.27           $10.06            287,188
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    01/01/2003 to 12/31/2003            $7.15            $7.21            398,350
    01/01/2004 to 12/31/2004            $7.21            $8.19            460,848
    01/01/2005 to 12/31/2005            $8.19            $7.52            456,586
    01/01/2006 to 12/31/2006            $7.52            $9.93          1,277,316
    01/01/2007 to 12/31/2007            $9.93           $10.59          1,098,402
    01/01/2008 to 12/31/2008           $10.59            $6.83            840,295
    01/01/2009 to 12/31/2009            $6.83            $7.21            472,593
    01/01/2010 to 12/31/2010            $7.21            $8.20            847,216
    01/01/2011 to 12/31/2011            $8.20            $8.22            476,200
    01/01/2012 to 12/31/2012            $8.22            $9.42            486,914
---------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    01/01/2003 to 12/31/2003           $11.56           $11.08            731,470
    01/01/2004 to 12/31/2004           $11.08           $11.79          1,051,158
    01/01/2005 to 12/31/2005           $11.79           $12.64          2,312,868
    01/01/2006 to 12/31/2006           $12.64           $11.86            821,668
    01/01/2007 to 12/31/2007           $11.86           $12.85          2,443,725
    01/01/2008 to 12/31/2008           $12.85           $18.92          2,696,273
    01/01/2009 to 12/31/2009           $18.92           $12.54          1,333,606
    01/01/2010 to 12/31/2010           $12.54           $13.58          1,042,250
    01/01/2011 to 12/31/2011           $13.58           $19.17          1,145,039
    01/01/2012 to 12/31/2012           $19.17           $19.03            721,134

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP ULTRABULL
    01/01/2003 to 12/31/2003            $6.78           $10.20          1,431,345
    01/01/2004 to 12/31/2004           $10.20           $11.76          2,817,803
    01/01/2005 to 12/31/2005           $11.76           $11.87          1,158,024
    01/01/2006 to 12/31/2006           $11.87           $14.36          1,596,920
    01/01/2007 to 12/31/2007           $14.36           $14.24          1,964,725
    01/01/2008 to 12/31/2008           $14.24            $4.57          8,061,341
    01/01/2009 to 12/31/2009            $4.57            $6.50          1,590,074
    01/01/2010 to 12/31/2010            $6.50            $7.81            914,644
    01/01/2011 to 12/31/2011            $7.81            $7.31            689,374
    01/01/2012 to 12/31/2012            $7.31            $9.26            451,227
---------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    01/01/2003 to 12/31/2003            $5.71            $9.55          1,112,311
    01/01/2004 to 12/31/2004            $9.55           $11.99          3,106,849
    01/01/2005 to 12/31/2005           $11.99           $13.91          1,935,489
    01/01/2006 to 12/31/2006           $13.91           $15.14          1,588,771
    01/01/2007 to 12/31/2007           $15.14           $15.77          1,072,846
    01/01/2008 to 12/31/2008           $15.77            $5.04          2,684,256
    01/01/2009 to 12/31/2009            $5.04            $8.23          1,356,598
    01/01/2010 to 12/31/2010            $8.23           $12.11          1,530,577
    01/01/2011 to 12/31/2011           $12.11           $10.28            591,778
    01/01/2012 to 12/31/2012           $10.28           $13.40            516,451
---------------------------------------------------------------------------------------
PROFUND VP ULTRANASDAQ-100
    01/01/2003 to 12/31/2003            $3.53            $7.03          3,410,589
    01/01/2004 to 12/31/2004            $7.03            $7.89          6,592,447
    01/01/2005 to 12/31/2005            $7.89            $7.47          4,740,165
    01/01/2006 to 12/31/2006            $7.47            $7.70          2,319,572
    01/01/2007 to 12/31/2007            $7.70            $9.73          4,024,405
    01/01/2008 to 12/31/2008            $9.73            $2.61          3,358,757
    01/01/2009 to 12/31/2009            $2.61            $5.63          1,661,197
    01/01/2010 to 12/31/2010            $5.63            $7.48          1,359,439
    01/01/2011 to 12/31/2011            $7.48            $7.27          1,795,997
    01/01/2012 to 12/31/2012            $7.27            $9.57            563,727
---------------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP
    01/01/2003 to 12/31/2003            $6.14           $12.04          1,702,558
    01/01/2004 to 12/31/2004           $12.04           $15.52          5,098,565
    01/01/2005 to 12/31/2005           $15.52           $15.23            816,754
    01/01/2006 to 12/31/2006           $15.23           $18.87          1,580,595
    01/01/2007 to 12/31/2007           $18.87           $16.11            527,856
    01/01/2008 to 12/31/2008           $16.11            $5.36          2,519,397
    01/01/2009 to 12/31/2009            $5.36            $7.39            747,146
    01/01/2010 to 12/31/2010            $7.39           $10.79            930,703
    01/01/2011 to 12/31/2011           $10.79            $8.61            508,081
    01/01/2012 to 12/31/2012            $8.61           $10.97            395,941

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    01/01/2003 to 12/31/2003                         $7.83            $9.34            618,427
    01/01/2004 to 12/31/2004                         $9.34           $11.13          1,060,939
    01/01/2005 to 12/31/2005                        $11.13           $12.37          1,996,877
    01/01/2006 to 12/31/2006                        $12.37           $14.51          2,195,309
    01/01/2007 to 12/31/2007                        $14.51           $16.52          3,808,582
    01/01/2008 to 12/31/2008                        $16.52           $11.26          1,279,942
    01/01/2009 to 12/31/2009                        $11.26           $12.27            940,314
    01/01/2010 to 12/31/2010                        $12.27           $12.78            893,746
    01/01/2011 to 12/31/2011                        $12.78           $14.77          1,349,692
    01/01/2012 to 12/31/2012                        $14.77           $14.55            788,140
----------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.53            269,671
    01/01/2005 to 12/31/2005                        $10.53           $12.05            672,243
    01/01/2006 to 12/31/2006                        $12.05           $14.35            742,865
    01/01/2007 to 12/31/2007                        $14.35           $16.87            828,104
    01/01/2008 to 12/31/2008                        $16.87            $8.25            357,600
    01/01/2009 to 12/31/2009                         $8.25           $11.12            408,047
    01/01/2010 to 12/31/2010                        $11.12           $12.47            346,910
    01/01/2011 to 12/31/2011                        $12.47           $10.44            327,254
    01/01/2012 to 12/31/2012                        $10.44           $12.56            230,539
----------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.75            173,851
    01/01/2005 to 12/31/2005                        $10.75           $11.01            304,840
    01/01/2006 to 12/31/2006                        $11.01           $11.14            290,152
    01/01/2007 to 12/31/2007                        $11.14           $11.42            274,858
    01/01/2008 to 12/31/2008                        $11.42            $8.09            259,188
    01/01/2009 to 12/31/2009                         $8.09            $9.05            240,776
    01/01/2010 to 12/31/2010                         $9.05           $10.62            226,552
    01/01/2011 to 12/31/2011                        $10.62           $11.34            243,395
    01/01/2012 to 12/31/2012                        $11.34           $12.21            149,031
----------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $11.32          1,777,316
    01/01/2005 to 12/31/2005                        $11.32           $11.94          2,420,874
    01/01/2006 to 12/31/2006                        $11.94           $13.10          2,772,210
    01/01/2007 to 12/31/2007                        $13.10           $14.10          2,203,754
    01/01/2008 to 12/31/2008                        $14.10            $7.65          1,345,285
    01/01/2009 to 12/31/2009                         $7.65            $8.51            861,853
    01/01/2010 to 12/31/2010                         $8.51            $9.96            654,754
    01/01/2011 to 12/31/2011                         $9.96            $9.64            581,345
    01/01/2012 to 12/31/2012                         $9.64           $10.71            565,987
----------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.48            155,695
    01/01/2005 to 12/31/2005                        $10.48            $9.98            194,864
    01/01/2006 to 12/31/2006                         $9.98           $12.32            481,064
    01/01/2007 to 12/31/2007                        $12.32           $12.20            235,030
    01/01/2008 to 12/31/2008                        $12.20            $8.58            249,670
    01/01/2009 to 12/31/2009                         $8.58            $9.61            136,907
    01/01/2010 to 12/31/2010                         $9.61           $11.04            221,649
    01/01/2011 to 12/31/2011                        $11.04           $11.69            189,624
    01/01/2012 to 12/31/2012                        $11.69           $12.73            184,517

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/02/2005* to 12/31/2005                                        $10.00            $9.76          1,240,525
    01/01/2006 to 12/31/2006                                          $9.76           $11.34          2,310,768
    01/01/2007 to 12/31/2007                                         $11.34           $11.28          2,000,024
    01/01/2008 to 12/31/2008                                         $11.28            $6.59          1,374,063
    01/01/2009 to 12/31/2009                                          $6.59            $7.40            996,116
    01/01/2010 to 12/31/2010                                          $7.40            $8.48            902,956
    01/01/2011 to 12/31/2011                                          $8.48            $8.84          1,077,472
    01/01/2012 to 12/31/2012                                          $8.84            $9.18            630,897
---------------------------------------------------------------------------------------------------------------------
VALUE LINE TARGET 25 PORTFOLIO
    01/01/2004 to 12/31/2004                                             --           $12.59            389,792
    01/01/2005 to 12/31/2005                                         $12.59           $14.82          1,068,337
    01/01/2006 to 12/31/2006                                         $14.82           $15.00          1,119,827
    01/01/2007 to 12/31/2007                                         $15.00           $17.43          1,173,103
    01/01/2008 to 12/31/2008                                         $17.43            $7.74          1,027,401
    01/01/2009 to 12/31/2009                                          $7.74            $8.16            663,617
    01/01/2010 to 12/31/2010                                          $8.16           $10.47            604,695
    01/01/2011 to 12/31/2011                                         $10.47            $7.75            467,540
    01/01/2012 to 12/31/2012                                          $7.75            $9.25            312,129
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    01/01/2003 to 12/31/2003                                          $8.25           $10.23            314,757
    01/01/2004 to 12/31/2004                                         $10.23           $11.18            590,808
    01/01/2005 to 12/31/2005                                         $11.18           $11.59            534,648
    01/01/2006 to 12/31/2006                                         $11.59           $13.51            582,613
    01/01/2007 to 12/31/2007                                         $13.51           $13.66            497,287
    01/01/2008 to 12/31/2008                                         $13.66            $8.53            312,113
    01/01/2009 to 12/31/2009                                          $8.53            $9.81            287,896
    01/01/2010 to 07/16/2010                                          $9.81            $9.43                  0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $13.33           $16.11            637,587
    01/01/2011 to 12/31/2011                                         $16.11           $13.82            523,908
    01/01/2012 to 12/31/2012                                         $13.82           $15.45            401,945
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                         $9.43           $10.98            306,415
    01/01/2011 to 12/31/2011                                         $10.98           $10.57            290,158
    01/01/2012 to 12/31/2012                                         $10.57           $12.42            233,447
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $12.54           $15.82            385,986
    01/01/2011 to 12/31/2011                                         $15.82           $14.72            411,256
    01/01/2012 to 12/31/2012                                         $14.72           $17.48            413,544
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                         $9.59           $12.25            617,813
    01/01/2011 to 12/31/2011                                         $12.25           $11.52            383,450
    01/01/2012 to 12/31/2012                                         $11.52           $12.25            264,060



 *  Denotes the start date of these sub-accounts

                                    APEX II
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (3.05%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $12.13            20,597
    01/01/2010 to 12/31/2010                              $12.13           $13.17            65,536
    01/01/2011 to 12/31/2011                              $13.17           $12.43            29,622
    01/01/2012 to 12/31/2012                              $12.43           $13.57            36,253
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.04           $12.33            33,933
    01/01/2010 to 12/31/2010                              $12.33           $13.59            52,061
    01/01/2011 to 12/31/2011                              $13.59           $13.19            26,435
    01/01/2012 to 12/31/2012                              $13.19           $14.54            36,464
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.08           $12.38            11,520
    01/01/2010 to 12/31/2010                              $12.38           $13.66            10,502
    01/01/2011 to 12/31/2011                              $13.66           $13.72             7,324
    01/01/2012 to 05/04/2012                              $13.72           $14.83                 0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $11.96           104,004
    01/01/2010 to 12/31/2010                              $11.96           $13.02           131,786
    01/01/2011 to 12/31/2011                              $13.02           $12.47            52,667
    01/01/2012 to 12/31/2012                              $12.47           $13.60            56,424
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $10.00            $9.08                 0
    01/01/2012 to 12/31/2012                               $9.08            $9.85                 0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.10           $12.67             3,083
    01/01/2010 to 12/31/2010                              $12.67           $13.81             2,749
    01/01/2011 to 12/31/2011                              $13.81           $13.33             1,157
    01/01/2012 to 12/31/2012                              $13.33           $14.65               912
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                               $9.96            $9.92                 0
    01/01/2010 to 12/31/2010                               $9.92           $10.52                 0
    01/01/2011 to 12/31/2011                              $10.52           $10.85                 0
    01/01/2012 to 12/31/2012                              $10.85           $10.84                 0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                               $9.94            $9.54            10,856
    01/01/2010 to 12/31/2010                               $9.54           $10.23            53,548
    01/01/2011 to 12/31/2011                              $10.23           $10.88            99,457
    01/01/2012 to 12/31/2012                              $10.88           $10.98            49,369
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                             $10.00           $10.63            78,013
    01/01/2011 to 12/31/2011                              $10.63           $11.48           166,186
    01/01/2012 to 12/31/2012                              $11.48           $11.70           128,946

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                          $9.92            $9.61                 0
    01/01/2010 to 12/31/2010                          $9.61           $10.36                 0
    01/01/2011 to 12/31/2011                         $10.36           $11.41           300,079
    01/01/2012 to 12/31/2012                         $11.41           $11.69           203,929
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                          $9.91            $9.51                 0
    01/01/2010 to 12/31/2010                          $9.51           $10.27                 0
    01/01/2011 to 12/31/2011                         $10.27           $11.55                 0
    01/01/2012 to 12/31/2012                         $11.55           $11.85            57,097
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                          $9.88            $9.19                 0
    01/01/2010 to 12/31/2010                          $9.19            $9.96            67,081
    01/01/2011 to 12/31/2011                          $9.96           $11.46             5,989
    01/01/2012 to 12/31/2012                         $11.46           $11.82             3,224
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                        $10.00           $10.87            55,827
    01/01/2011 to 12/31/2011                         $10.87           $12.68           479,189
    01/01/2012 to 12/31/2012                         $12.68           $13.12           250,845
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                        $10.00           $11.87           148,179
    01/01/2012 to 12/31/2012                         $11.87           $12.18           231,919
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                        $10.00           $10.27            77,251
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.04           $12.23            88,371
    01/01/2010 to 12/31/2010                         $12.23           $13.44           112,968
    01/01/2011 to 12/31/2011                         $13.44           $12.71            48,818
    01/01/2012 to 12/31/2012                         $12.71           $14.02            64,061
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.04           $11.86            24,557
    01/01/2010 to 12/31/2010                         $11.86           $12.87            39,827
    01/01/2011 to 12/31/2011                         $12.87           $12.25            16,831
    01/01/2012 to 12/31/2012                         $12.25           $13.09            20,040
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                          $9.61           $14.41             3,009
    01/01/2010 to 12/31/2010                         $14.41           $17.98             2,762
    01/01/2011 to 12/31/2011                         $17.98           $18.59             1,055
    01/01/2012 to 12/31/2012                         $18.59           $20.78             1,973
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                          $9.98           $12.90             3,606
    01/01/2010 to 12/31/2010                         $12.90           $16.57             4,862
    01/01/2011 to 12/31/2011                         $16.57           $13.96             5,255
    01/01/2012 to 12/31/2012                         $13.96           $16.25             5,823
-----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.03           $11.89             9,882
    01/01/2010 to 12/31/2010                         $11.89           $13.06            11,383
    01/01/2011 to 12/31/2011                         $13.06           $12.35             6,047
    01/01/2012 to 12/31/2012                         $12.35           $13.61             6,502

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.01           $12.21            40,030
    01/01/2010 to 12/31/2010                                      $12.21           $13.54            69,693
    01/01/2011 to 12/31/2011                                      $13.54           $12.93            27,636
    01/01/2012 to 12/31/2012                                      $12.93           $13.87            29,060
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.98           $12.07            33,032
    01/01/2010 to 12/31/2010                                      $12.07           $13.93            76,341
    01/01/2011 to 12/31/2011                                      $13.93           $12.67            31,690
    01/01/2012 to 12/31/2012                                      $12.67           $13.87            41,291
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $10.00           $10.64            85,979
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.86           $13.84             5,212
    01/01/2010 to 12/31/2010                                      $13.84           $16.13             5,671
    01/01/2011 to 12/31/2011                                      $16.13           $14.85             2,697
    01/01/2012 to 12/31/2012                                      $14.85           $18.26             2,502
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.05           $12.75             5,300
    01/01/2010 to 12/31/2010                                      $12.75           $13.64             5,682
    01/01/2011 to 12/31/2011                                      $13.64           $12.70               564
    01/01/2012 to 12/31/2012                                      $12.70           $14.74             1,000
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.12           $12.12             5,259
    01/01/2010 to 12/31/2010                                      $12.12           $13.27             4,461
    01/01/2011 to 12/31/2011                                      $13.27           $12.15             2,054
    01/01/2012 to 12/31/2012                                      $12.15           $14.10             2,577
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.06           $13.39            10,087
    01/01/2010 to 12/31/2010                                      $13.39           $15.56            11,918
    01/01/2011 to 12/31/2011                                      $15.56           $14.64             5,719
    01/01/2012 to 12/31/2012                                      $14.64           $16.97             5,361
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.95           $12.67            11,393
    01/01/2010 to 12/31/2010                                      $12.67           $15.58            11,365
    01/01/2011 to 12/31/2011                                      $15.58           $15.30             2,764
    01/01/2012 to 12/31/2012                                      $15.30           $17.16             5,135
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.02           $12.43             5,092
    01/01/2010 to 12/31/2010                                      $12.43           $13.68            10,081
    01/01/2011 to 12/31/2011                                      $13.68           $13.68             2,509
    01/01/2012 to 12/31/2012                                      $13.68           $15.11             5,003
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.02           $11.78             8,173
    01/01/2010 to 12/31/2010                                      $11.78           $12.74            48,976
    01/01/2011 to 12/31/2011                                      $12.74           $12.29            29,103
    01/01/2012 to 12/31/2012                                      $12.29           $13.13            27,510
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.14           $13.18             2,490
    01/01/2010 to 12/31/2010                                      $13.18           $14.63            11,291
    01/01/2011 to 12/31/2011                                      $14.63           $12.35             3,255
    01/01/2012 to 12/31/2012                                      $12.35           $14.42             4,810

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.12           $13.01             2,413
    01/01/2010 to 12/31/2010                                    $13.01           $14.02             2,501
    01/01/2011 to 12/31/2011                                    $14.02           $11.88             1,271
    01/01/2012 to 12/31/2012                                    $11.88           $13.44             1,073
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.04           $12.17            20,236
    01/01/2010 to 12/31/2010                                    $12.17           $13.42            32,414
    01/01/2011 to 12/31/2011                                    $13.42           $12.94            14,505
    01/01/2012 to 12/31/2012                                    $12.94           $14.25            12,999
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.08           $11.59            20,757
    01/01/2010 to 12/31/2010                                    $11.59           $12.06            27,863
    01/01/2011 to 12/31/2011                                    $12.06           $11.72            14,468
    01/01/2012 to 12/31/2012                                    $11.72           $12.58            14,931
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.08           $10.27                 0
    01/01/2010 to 12/31/2010                                    $10.27           $11.09               692
    01/01/2011 to 12/31/2011                                    $11.09           $10.82               502
    01/01/2012 to 12/31/2012                                    $10.82           $12.08             5,202
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.14           $10.28                 0
    01/01/2010 to 12/31/2010                                    $10.28           $11.34               916
    01/01/2011 to 12/31/2011                                    $11.34           $10.34               252
    01/01/2012 to 12/31/2012                                    $10.34           $11.36               289
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.13           $13.50             6,659
    01/01/2010 to 12/31/2010                                    $13.50           $14.02            15,984
    01/01/2011 to 12/31/2011                                    $14.02           $12.35             3,646
    01/01/2012 to 12/31/2012                                    $12.35           $14.60             4,897
----------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.06           $12.65               573
    01/01/2010 to 12/31/2010                                    $12.65           $13.88            14,237
    01/01/2011 to 12/31/2011                                    $13.88           $12.89             2,571
    01/01/2012 to 12/31/2012                                    $12.89           $14.61             3,452
----------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.03           $12.00             1,494
    01/01/2010 to 12/31/2010                                    $12.00           $13.20             5,460
    01/01/2011 to 12/31/2011                                    $13.20           $14.10             3,371
    01/01/2012 to 12/31/2012                                    $14.10           $14.48             3,340
----------------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.01           $12.63            10,541
    01/01/2010 to 12/31/2010                                    $12.63           $14.66            10,205
    01/01/2011 to 12/31/2011                                    $14.66           $14.09             6,178
    01/01/2012 to 12/31/2012                                    $14.09           $15.33             5,047
----------------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.07           $13.28             9,929
    01/01/2010 to 12/31/2010                                    $13.28           $14.42             7,763
    01/01/2011 to 12/31/2011                                    $14.42           $13.54             3,117
    01/01/2012 to 12/31/2012                                    $13.54           $16.16             6,301

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.03           $12.07            12,013
    01/01/2010 to 12/31/2010                              $12.07           $13.20            19,094
    01/01/2011 to 12/31/2011                              $13.20           $12.72             5,650
    01/01/2012 to 12/31/2012                              $12.72           $14.44            12,520
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $10.00           $10.14                 0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.99           $13.14            12,399
    01/01/2010 to 12/31/2010                              $13.14           $15.75             8,558
    01/01/2011 to 12/31/2011                              $15.75           $14.74             4,926
    01/01/2012 to 12/31/2012                              $14.74           $16.92             5,226
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.00            $9.80            61,155
    01/01/2010 to 12/31/2010                               $9.80            $9.50            66,807
    01/01/2011 to 12/31/2011                               $9.50            $9.22            22,753
    01/01/2012 to 12/31/2012                               $9.22            $8.94            21,654
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.13           $13.62             1,324
    01/01/2010 to 12/31/2010                              $13.62           $16.31             2,199
    01/01/2011 to 12/31/2011                              $16.31           $15.42               751
    01/01/2012 to 12/31/2012                              $15.42           $17.51             4,345
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.03           $10.05                 0
    01/01/2012 to 12/31/2012                              $10.05           $10.21               454
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.98           $12.28             2,880
    01/01/2010 to 12/31/2010                              $12.28           $15.32            12,697
    01/01/2011 to 12/31/2011                              $15.32           $15.10             3,661
    01/01/2012 to 12/31/2012                              $15.10           $16.46            10,250
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.93           $11.99             1,364
    01/01/2010 to 12/31/2010                              $11.99           $13.98            13,027
    01/01/2011 to 04/29/2011                              $13.98           $15.60                 0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $10.00           $10.22            17,403
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.05           $14.70               544
    01/01/2010 to 12/31/2010                              $14.70           $17.42             8,655
    01/01/2011 to 12/31/2011                              $17.42           $13.47             3,004
    01/01/2012 to 12/31/2012                              $13.47           $15.40             3,488
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.99           $10.41            10,719
    01/01/2010 to 12/31/2010                              $10.41           $10.49             8,917
    01/01/2011 to 12/31/2011                              $10.49           $10.40             3,150
    01/01/2012 to 12/31/2012                              $10.40           $10.55             3,391
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.98           $10.98           109,219
    01/01/2010 to 12/31/2010                              $10.98           $11.46           174,087
    01/01/2011 to 12/31/2011                              $11.46           $11.47            92,726
    01/01/2012 to 12/31/2012                              $11.47           $12.15            96,820

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02           $11.53           117,847
    01/01/2010 to 12/31/2010                                $11.53           $12.36           141,279
    01/01/2011 to 12/31/2011                                $12.36           $12.10            76,596
    01/01/2012 to 12/31/2012                                $12.10           $12.95            76,027
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                               $10.02           $10.05               193
    01/01/2012 to 12/31/2012                                $10.05           $10.43                85
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.08           $12.72                56
    01/01/2010 to 12/31/2010                                $12.72           $14.19               312
    01/01/2011 to 12/31/2011                                $14.19           $14.23               118
    01/01/2012 to 12/31/2012                                $14.23           $16.39                83
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $10.00            $8.81                 0
    01/01/2012 to 12/31/2012                                 $8.81            $9.67                 0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.05           $12.26             8,395
    01/01/2010 to 12/31/2010                                $12.26           $13.59            20,779
    01/01/2011 to 12/31/2011                                $13.59           $12.86             9,445
    01/01/2012 to 12/31/2012                                $12.86           $14.45            11,058
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.08           $12.30            20,952
    01/01/2010 to 12/31/2010                                $12.30           $13.34            37,585
    01/01/2011 to 12/31/2011                                $13.34           $12.49            18,344
    01/01/2012 to 12/31/2012                                $12.49           $13.46            17,149
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.01           $13.05             1,009
    01/01/2010 to 12/31/2010                                $13.05           $17.25             4,684
    01/01/2011 to 12/31/2011                                $17.25           $16.57             1,545
    01/01/2012 to 12/31/2012                                $16.57           $18.01             4,955
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98           $12.85               758
    01/01/2010 to 12/31/2010                                $12.85           $15.70             9,508
    01/01/2011 to 12/31/2011                                $15.70           $14.31             2,394
    01/01/2012 to 12/31/2012                                $14.31           $16.40             3,290
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.04           $12.06            43,885
    01/01/2010 to 12/31/2010                                $12.06           $13.05            45,724
    01/01/2011 to 12/31/2011                                $13.05           $12.90            20,735
    01/01/2012 to 12/31/2012                                $12.90           $14.19            29,389
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.10           $12.82               240
    01/01/2010 to 12/31/2010                                $12.82           $14.07               187
    01/01/2011 to 12/31/2011                                $14.07           $13.42             1,337
    01/01/2012 to 12/31/2012                                $13.42           $15.25               120
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02           $11.03             7,216
    01/01/2010 to 12/31/2010                                $11.03           $11.31            13,161
    01/01/2011 to 12/31/2011                                $11.31           $11.42             8,552
    01/01/2012 to 12/31/2012                                $11.42           $11.65             8,562

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                    $9.99           $13.07             5,649
    01/01/2010 to 12/31/2010                                   $13.07           $14.68            16,473
    01/01/2011 to 12/31/2011                                   $14.68           $13.99             4,943
    01/01/2012 to 12/31/2012                                   $13.99           $15.95             7,580
---------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.30           $13.66            22,188
    01/01/2010 to 12/31/2010                                   $13.66           $15.96            33,585
    01/01/2011 to 12/31/2011                                   $15.96           $13.16            12,364
    01/01/2012 to 12/31/2012                                   $13.16           $13.22            17,404
---------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.06           $12.68            35,658
    01/01/2010 to 12/31/2010                                   $12.68           $14.09            29,905
    01/01/2011 to 12/31/2011                                   $14.09           $13.19             9,998
    01/01/2012 to 12/31/2012                                   $13.19           $14.19            18,422
---------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                    $9.99           $10.68               608
    01/01/2010 to 12/31/2010                                   $10.68           $11.17             8,009
    01/01/2011 to 12/31/2011                                   $11.17           $11.48             2,004
    01/01/2012 to 12/31/2012                                   $11.48           $12.00             4,104
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    05/01/2009 to 12/31/2009                                   $10.04           $12.55                 0
    01/01/2010 to 07/16/2010                                   $12.55           $12.19                 0
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                                   $10.05           $12.65                96
    01/01/2010 to 07/16/2010                                   $12.65           $11.93                 0
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                                    $9.89           $12.76               471
    01/01/2010 to 07/16/2010                                   $12.76           $11.82                 0
---------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.10           $13.19                 0
    01/01/2010 to 12/31/2010                                   $13.19           $15.21               400
    01/01/2011 to 12/31/2011                                   $15.21           $13.14               113
    01/01/2012 to 12/31/2012                                   $13.14           $14.50               127
---------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                   $10.07           $12.74            43,424
    01/01/2010 to 12/31/2010                                   $12.74           $13.62           109,519
    01/01/2011 to 12/31/2011                                   $13.62           $12.98            50,893
    01/01/2012 to 09/21/2012                                   $12.98           $14.39                 0
---------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.06           $14.39               685
    01/01/2010 to 12/31/2010                                   $14.39           $15.31             1,333
    01/01/2011 to 12/31/2011                                   $15.31           $13.73               657
    01/01/2012 to 12/31/2012                                   $13.73           $16.69               812
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
    04/29/2011* to 12/31/2011                                  $10.03            $8.09               380
    01/01/2012 to 04/27/2012                                    $8.09            $9.13                 0
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
 FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
    04/29/2011* to 12/31/2011                                   $9.99            $9.03               981
    01/01/2012 to 12/31/2012                                    $9.03           $10.40             1,301

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND - SERIES I
    05/01/2009 to 12/31/2009                                  $10.04           $13.06              637
    01/01/2010 to 12/31/2010                                  $13.06           $15.68              576
    01/01/2011 to 04/29/2011                                  $15.68           $17.38                0
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
    05/01/2009 to 12/31/2009                                  $10.00           $13.90            2,477
    01/01/2010 to 12/31/2010                                  $13.90           $14.86            1,798
    01/01/2011 to 04/29/2011                                  $14.86           $15.61                0
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
    05/01/2009 to 12/31/2009                                   $9.95           $12.67              410
    01/01/2010 to 12/31/2010                                  $12.67           $12.93            1,135
    01/01/2011 to 12/31/2011                                  $12.93           $13.03              509
    01/01/2012 to 12/31/2012                                  $13.03           $15.28              646
--------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
    04/27/2012* to 12/31/2012                                 $10.05            $9.67              486
--------------------------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    05/01/2009 to 12/31/2009                                  $10.12           $14.41            3,106
    01/01/2010 to 12/31/2010                                  $14.41           $16.23            2,867
    01/01/2011 to 12/31/2011                                  $16.23           $12.21              701
    01/01/2012 to 12/31/2012                                  $12.21           $13.82              674
--------------------------------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    05/01/2009 to 12/31/2009                                  $10.20           $13.92                0
    01/01/2010 to 12/31/2010                                  $13.92           $15.37                0
    01/01/2011 to 12/31/2011                                  $15.37           $10.88                0
    01/01/2012 to 12/31/2012                                  $10.88           $12.18                0
--------------------------------------------------------------------------------------------------------------
PROFUND VP BANKS
    05/01/2009 to 12/31/2009                                   $9.77           $12.43                0
    01/01/2010 to 12/31/2010                                  $12.43           $13.05                0
    01/01/2011 to 12/31/2011                                  $13.05            $9.27                0
    01/01/2012 to 12/31/2012                                   $9.27           $11.99                0
--------------------------------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    05/01/2009 to 12/31/2009                                  $10.15           $14.20              347
    01/01/2010 to 12/31/2010                                  $14.20           $17.86              463
    01/01/2011 to 12/31/2011                                  $17.86           $14.52                0
    01/01/2012 to 12/31/2012                                  $14.52           $15.27                0
--------------------------------------------------------------------------------------------------------------
PROFUND VP BEAR
    05/01/2009 to 12/31/2009                                   $9.94            $7.28            1,686
    01/01/2010 to 12/31/2010                                   $7.28            $5.80            7,621
    01/01/2011 to 12/31/2011                                   $5.80            $5.13            1,565
    01/01/2012 to 12/31/2012                                   $5.13            $4.14            1,206
--------------------------------------------------------------------------------------------------------------
PROFUND VP BULL
    05/01/2009 to 12/31/2009                                  $10.05           $12.58                0
    01/01/2010 to 12/31/2010                                  $12.58           $13.74                0
    01/01/2011 to 12/31/2011                                  $13.74           $13.32                0
    01/01/2012 to 12/31/2012                                  $13.32           $14.70                0
--------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2009 to 12/31/2009                                  $10.03           $12.49                0
    01/01/2010 to 12/31/2010                                  $12.49           $14.21              391
    01/01/2011 to 12/31/2011                                  $14.21           $14.73                0
    01/01/2012 to 12/31/2012                                  $14.73           $15.83                0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2009 to 12/31/2009            $9.95           $12.22                0
    01/01/2010 to 12/31/2010           $12.22           $14.39              399
    01/01/2011 to 12/31/2011           $14.39           $14.72                0
    01/01/2012 to 12/31/2012           $14.72           $17.42                0
---------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    05/01/2009 to 12/31/2009           $10.15           $13.55                0
    01/01/2010 to 12/31/2010           $13.55           $13.48                0
    01/01/2011 to 12/31/2011           $13.48           $11.91                0
    01/01/2012 to 12/31/2012           $11.91           $13.46                0
---------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2009 to 12/31/2009            $9.83           $12.79              834
    01/01/2010 to 12/31/2010           $12.79           $13.76              685
    01/01/2011 to 12/31/2011           $13.76           $11.50              115
    01/01/2012 to 12/31/2012           $11.50           $13.90              179
---------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2009 to 12/31/2009            $9.98           $12.70                0
    01/01/2010 to 12/31/2010           $12.70           $12.66                0
    01/01/2011 to 12/31/2011           $12.66           $13.52                0
    01/01/2012 to 12/31/2012           $13.52           $15.39                0
---------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2009 to 12/31/2009           $10.11           $12.70                0
    01/01/2010 to 12/31/2010           $12.70           $15.23                0
    01/01/2011 to 12/31/2011           $15.23           $14.50                0
    01/01/2012 to 12/31/2012           $14.50           $16.28                0
---------------------------------------------------------------------------------------
PROFUND VP JAPAN
    05/01/2009 to 12/31/2009           $10.22           $11.29                0
    01/01/2010 to 12/31/2010           $11.29           $10.23                0
    01/01/2011 to 12/31/2011           $10.23            $8.08                0
    01/01/2012 to 12/31/2012            $8.08            $9.63                0
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2009 to 12/31/2009           $10.07           $12.56                0
    01/01/2010 to 12/31/2010           $12.56           $13.78                0
    01/01/2011 to 12/31/2011           $13.78           $13.78                0
    01/01/2012 to 12/31/2012           $13.78           $15.06                0
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2009 to 12/31/2009           $10.03           $12.61            1,267
    01/01/2010 to 12/31/2010           $12.61           $13.81              699
    01/01/2011 to 12/31/2011           $13.81           $13.21               66
    01/01/2012 to 12/31/2012           $13.21           $14.79               87
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2009 to 12/31/2009            $9.99           $12.58            1,273
    01/01/2010 to 12/31/2010           $12.58           $15.66              702
    01/01/2011 to 12/31/2011           $15.66           $14.75               66
    01/01/2012 to 12/31/2012           $14.75           $16.50               88
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2009 to 12/31/2009            $9.92           $12.68                0
    01/01/2010 to 12/31/2010           $12.68           $14.81                0
    01/01/2011 to 12/31/2011           $14.81           $13.80                0
    01/01/2012 to 12/31/2012           $13.80           $15.59                0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    05/01/2009 to 12/31/2009               $10.01           $12.96                0
    01/01/2010 to 12/31/2010               $12.96           $14.86                0
    01/01/2011 to 12/31/2011               $14.86           $14.62                0
    01/01/2012 to 12/31/2012               $14.62           $16.47                0
-------------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    05/01/2009 to 12/31/2009               $10.30           $11.85              404
    01/01/2010 to 12/31/2010               $11.85           $13.53              340
    01/01/2011 to 12/31/2011               $13.53           $13.42              115
    01/01/2012 to 12/31/2012               $13.42           $13.38              133
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    05/01/2009 to 12/31/2009               $10.02           $13.00                0
    01/01/2010 to 12/31/2010               $13.00           $12.67                0
    01/01/2011 to 12/31/2011               $12.67           $14.26                0
    01/01/2012 to 12/31/2012               $14.26           $15.47                0
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    05/01/2009 to 12/31/2009               $10.01           $13.59                0
    01/01/2010 to 12/31/2010               $13.59           $17.51                0
    01/01/2011 to 12/31/2011               $17.51           $13.72                0
    01/01/2012 to 12/31/2012               $13.72           $11.36                0
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2009 to 12/31/2009                $9.62           $13.94                0
    01/01/2010 to 12/31/2010               $13.94           $16.85               40
    01/01/2011 to 12/31/2011               $16.85           $17.11                0
    01/01/2012 to 12/31/2012               $17.11           $19.44                0
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    05/01/2009 to 12/31/2009               $10.11           $10.16            2,366
    01/01/2010 to 12/31/2010               $10.16            $8.27            7,909
    01/01/2011 to 12/31/2011                $8.27            $5.01            1,557
    01/01/2012 to 12/31/2012                $5.01            $4.52            1,288
-------------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    05/01/2009 to 12/31/2009                $9.99            $7.05                0
    01/01/2010 to 12/31/2010                $7.05            $5.39                0
    01/01/2011 to 12/31/2011                $5.39            $4.68                0
    01/01/2012 to 12/31/2012                $4.68            $3.68                0
-------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2009 to 12/31/2009               $10.01           $12.50                0
    01/01/2010 to 12/31/2010               $12.50           $15.24               28
    01/01/2011 to 12/31/2011               $15.24           $14.96                0
    01/01/2012 to 12/31/2012               $14.96           $16.32                0
-------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2009 to 12/31/2009                $9.96           $12.32            1,307
    01/01/2010 to 12/31/2010               $12.32           $14.59              721
    01/01/2011 to 12/31/2011               $14.59           $13.56               68
    01/01/2012 to 12/31/2012               $13.56           $15.27               90
-------------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2009 to 12/31/2009               $10.15           $10.95            1,469
    01/01/2010 to 12/31/2010               $10.95           $12.28              966
    01/01/2011 to 12/31/2011               $12.28           $12.13              120
    01/01/2012 to 12/31/2012               $12.13           $13.70              174

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    05/01/2009 to 12/31/2009                                          $9.89            $8.85            1,341
    01/01/2010 to 12/31/2010                                          $8.85            $9.44              156
    01/01/2011 to 12/31/2011                                          $9.44           $13.14                0
    01/01/2012 to 12/31/2012                                         $13.14           $12.86                0
---------------------------------------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    05/01/2009 to 12/31/2009                                          $9.94           $15.92                0
    01/01/2010 to 12/31/2010                                         $15.92           $23.11                0
    01/01/2011 to 12/31/2011                                         $23.11           $19.35                0
    01/01/2012 to 12/31/2012                                         $19.35           $24.85                0
---------------------------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2009 to 12/31/2009                                         $10.23           $12.17              875
    01/01/2010 to 12/31/2010                                         $12.17           $12.50              483
    01/01/2011 to 12/31/2011                                         $12.50           $14.25               45
    01/01/2012 to 12/31/2012                                         $14.25           $13.83               60
---------------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.14           $13.32                0
    01/01/2010 to 12/31/2010                                         $13.32           $14.72                0
    01/01/2011 to 12/31/2011                                         $14.72           $12.14                0
    01/01/2012 to 12/31/2012                                         $12.14           $14.41                0
---------------------------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.00           $11.93                0
    01/01/2010 to 12/31/2010                                         $11.93           $13.80              316
    01/01/2011 to 12/31/2011                                         $13.80           $14.53               56
    01/01/2012 to 12/31/2012                                         $14.53           $15.41               76
---------------------------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.00           $12.22                0
    01/01/2010 to 12/31/2010                                         $12.22           $14.12                0
    01/01/2011 to 12/31/2011                                         $14.12           $13.46                0
    01/01/2012 to 12/31/2012                                         $13.46           $14.75                0
---------------------------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.14           $13.21                0
    01/01/2010 to 12/31/2010                                         $13.21           $14.95              449
    01/01/2011 to 12/31/2011                                         $14.95           $15.62               96
    01/01/2012 to 12/31/2012                                         $15.62           $16.77              131
---------------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.05           $13.63                0
    01/01/2010 to 12/31/2010                                         $13.63           $15.39                0
    01/01/2011 to 12/31/2011                                         $15.39           $15.82                0
    01/01/2012 to 12/31/2012                                         $15.82           $16.19                0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    05/01/2009 to 12/31/2009                                         $10.09           $12.19              329
    01/01/2010 to 07/16/2010                                         $12.19           $11.63                0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.94           $14.34                0
    01/01/2011 to 12/31/2011                                         $14.34           $12.13                0
    01/01/2012 to 12/31/2012                                         $12.13           $13.37                0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                        $11.63           $13.46              282
    01/01/2011 to 12/31/2011                                         $13.46           $12.77              122
    01/01/2012 to 12/31/2012                                         $12.77           $14.79              154

                                                                                                  Number of
                                                              Accumulation     Accumulation      Accumulation
                                                              Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                               Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                    $11.82           $14.81              0
    01/01/2011 to 12/31/2011                                     $14.81           $13.59              0
    01/01/2012 to 12/31/2012                                     $13.59           $15.91              0
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                     $9.59           $12.17              0
    01/01/2011 to 12/31/2011                                     $12.17           $11.28              0
    01/01/2012 to 12/31/2012                                     $11.28           $11.83              0



 *  Denotes the start date of these sub-accounts

                                    ASXT SIX
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (1.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
ACCESS VP HIGH YIELD FUND
    05/02/2005* to 12/31/2005                             $10.00           $10.56             899,139
    01/01/2006 to 12/31/2006                              $10.56           $11.38           1,207,864
    01/01/2007 to 12/31/2007                              $11.38           $11.78             898,024
    01/01/2008 to 12/31/2008                              $11.78           $11.04             901,901
    01/01/2009 to 12/31/2009                              $11.04           $12.70             686,444
    01/01/2010 to 12/31/2010                              $12.70           $14.53             627,620
    01/01/2011 to 12/31/2011                              $14.53           $14.69           1,447,058
    01/01/2012 to 12/31/2012                              $14.69           $16.48             880,304
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                              $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                              $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                              $11.83            $7.93          35,995,508
    01/01/2009 to 12/31/2009                               $7.93            $9.70         107,441,591
    01/01/2010 to 12/31/2010                               $9.70           $10.68         133,580,486
    01/01/2011 to 12/31/2011                              $10.68           $10.22         102,346,558
    01/01/2012 to 12/31/2012                              $10.22           $11.32         108,178,074
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/20/2006* to 12/31/2006                             $10.00           $10.66           5,258,474
    01/01/2007 to 12/31/2007                              $10.66           $11.48           8,525,849
    01/01/2008 to 12/31/2008                              $11.48            $7.93          16,229,117
    01/01/2009 to 12/31/2009                               $7.93            $9.84          54,720,347
    01/01/2010 to 12/31/2010                               $9.84           $11.00          68,974,007
    01/01/2011 to 12/31/2011                              $11.00           $10.83          55,424,347
    01/01/2012 to 12/31/2012                              $10.83           $12.11          63,361,367
----------------------------------------------------------------------------------------------------------
AST ALGER ALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                               $6.80            $9.07           2,002,166
    01/01/2004 to 12/31/2004                               $9.07            $9.67           1,798,457
    01/01/2005 to 12/02/2005                               $9.67           $11.10                   0

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                           $7.99            $9.91           1,387,072
    01/01/2004 to 12/31/2004                           $9.91           $10.72           1,620,391
    01/01/2005 to 12/02/2005                          $10.72           $11.86                   0
------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                           $8.25           $10.45           2,115,438
    01/01/2004 to 12/31/2004                          $10.45           $11.57           4,670,846
    01/01/2005 to 12/31/2005                          $11.57           $11.90           4,205,656
    01/01/2006 to 12/31/2006                          $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                          $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                          $13.44            $8.62           2,803,150
    01/01/2009 to 12/31/2009                           $8.62            $9.99           4,930,435
    01/01/2010 to 12/31/2010                           $9.99           $11.18           6,178,407
    01/01/2011 to 12/31/2011                          $11.18           $11.39           5,937,210
    01/01/2012 to 05/04/2012                          $11.39           $12.38                   0
------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                         $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                          $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                          $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                          $11.70            $8.20          24,018,186
    01/01/2009 to 12/31/2009                           $8.20            $9.95          97,458,970
    01/01/2010 to 12/31/2010                           $9.95           $10.99         124,066,065
    01/01/2011 to 12/31/2011                          $10.99           $10.67          99,522,684
    01/01/2012 to 12/31/2012                          $10.67           $11.81         107,656,583
------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                         $10.00            $9.17           2,940,794
    01/01/2012 to 12/31/2012                           $9.17           $10.09           4,644,573
------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                           $8.66           $10.78           1,072,256
    01/01/2004 to 12/31/2004                          $10.78           $12.53           2,351,197
    01/01/2005 to 12/31/2005                          $12.53           $13.47           2,585,881
    01/01/2006 to 12/31/2006                          $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                          $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                          $16.05            $9.90           2,589,179
    01/01/2009 to 12/31/2009                           $9.90           $11.51           3,294,871
    01/01/2010 to 12/31/2010                          $11.51           $12.73           3,942,580
    01/01/2011 to 12/31/2011                          $12.73           $12.46           3,528,509
    01/01/2012 to 12/31/2012                          $12.46           $13.89           3,502,241
------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                         $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                          $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                          $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                          $12.07            $7.73          32,624,883
    01/01/2009 to 12/31/2009                           $7.73            $9.52         118,425,926
    01/01/2010 to 12/31/2010                           $9.52           $10.62         141,306,019
    01/01/2011 to 12/31/2011                          $10.62           $10.19         100,099,910
    01/01/2012 to 12/31/2012                          $10.19           $11.40         113,717,767

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                       $10.00           $10.04              74,936
    01/01/2008 to 12/31/2008                        $10.04            $7.15           5,507,286
    01/01/2009 to 12/31/2009                         $7.15            $8.68          39,406,298
    01/01/2010 to 12/31/2010                         $8.68            $9.55          54,818,248
    01/01/2011 to 12/31/2011                         $9.55            $9.23          46,132,040
    01/01/2012 to 12/31/2012                         $9.23           $10.01          48,879,191
----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    01/01/2003 to 12/31/2003                        $10.08           $13.63           3,097,315
    01/01/2004 to 12/31/2004                        $13.63           $18.49           4,080,179
    01/01/2005 to 12/31/2005                        $18.49           $20.88           3,749,124
    01/01/2006 to 12/31/2006                        $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                        $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                        $22.11           $14.12           1,741,032
    01/01/2009 to 12/31/2009                        $14.12           $18.32           2,154,565
    01/01/2010 to 12/31/2010                        $18.32           $23.19           2,674,245
    01/01/2011 to 12/31/2011                        $23.19           $24.31           2,210,944
    01/01/2012 to 12/31/2012                        $24.31           $27.58           2,291,954
----------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                         $7.66           $10.81           1,134,865
    01/01/2004 to 12/31/2004                        $10.81           $12.99           2,143,020
    01/01/2005 to 12/31/2005                        $12.99           $12.92           2,106,236
    01/01/2006 to 12/31/2006                        $12.92           $15.25           1,874,276
    01/01/2007 to 12/31/2007                        $15.25           $12.33           1,578,237
    01/01/2008 to 07/18/2008                        $12.33           $11.30                   0
----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                         $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                        $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                        $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                        $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                        $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                        $20.16           $11.08           2,977,983
    01/01/2009 to 12/31/2009                        $11.08           $14.46           3,702,808
    01/01/2010 to 12/31/2010                        $14.46           $18.85           4,200,876
    01/01/2011 to 12/31/2011                        $18.85           $16.11           4,029,967
    01/01/2012 to 12/31/2012                        $16.11           $19.02           3,987,156
----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                       $10.00           $10.00              50,892
    01/01/2008 to 12/31/2008                        $10.00            $7.16           2,156,002
    01/01/2009 to 12/31/2009                         $7.16            $8.54          18,482,649
    01/01/2010 to 12/31/2010                         $8.54            $9.51          20,766,873
    01/01/2011 to 12/31/2011                         $9.51            $9.13          15,624,739
    01/01/2012 to 12/31/2012                         $9.13           $10.20          18,821,366
----------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                       $10.00           $10.58           3,781,525
    01/01/2007 to 12/31/2007                        $10.58           $11.30           7,801,920
    01/01/2008 to 12/31/2008                        $11.30            $7.28          13,486,356
    01/01/2009 to 12/31/2009                         $7.28            $8.87          54,387,061
    01/01/2010 to 12/31/2010                         $8.87            $9.97          68,927,498
    01/01/2011 to 12/31/2011                         $9.97            $9.66          53,951,634
    01/01/2012 to 12/31/2012                         $9.66           $10.51          57,684,295

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                     $10.00           $10.48           3,795,562
    01/01/2007 to 12/31/2007                                      $10.48           $11.49           7,899,326
    01/01/2008 to 12/31/2008                                      $11.49            $6.70          13,640,692
    01/01/2009 to 12/31/2009                                       $6.70            $8.30          93,813,703
    01/01/2010 to 12/31/2010                                       $8.30            $9.71         115,827,900
    01/01/2011 to 12/31/2011                                       $9.71            $8.96          75,603,365
    01/01/2012 to 12/31/2012                                       $8.96            $9.95          89,282,138
------------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                     $10.00            $7.47           1,469,632
    01/01/2009 to 11/13/2009                                       $7.47            $8.36                   0
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $10.00           $10.75          58,178,008
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                     $10.18            $6.11             100,170
    01/01/2009 to 12/31/2009                                       $6.11            $8.12           1,148,210
    01/01/2010 to 12/31/2010                                       $8.12            $9.60           2,343,259
    01/01/2011 to 12/31/2011                                       $9.60            $8.97           1,365,221
    01/01/2012 to 12/31/2012                                       $8.97           $11.18           1,941,296
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                                       $7.67            $9.45           2,053,023
    01/01/2004 to 12/31/2004                                       $9.45            $9.64           2,785,100
    01/01/2005 to 12/31/2005                                       $9.64            $9.80           2,531,901
    01/01/2006 to 12/31/2006                                       $9.80           $10.60           2,498,654
    01/01/2007 to 12/31/2007                                      $10.60           $11.88           2,806,534
    01/01/2008 to 12/31/2008                                      $11.88            $6.98           1,877,493
    01/01/2009 to 12/31/2009                                       $6.98           $10.25           5,358,114
    01/01/2010 to 12/31/2010                                      $10.25           $11.12           5,307,161
    01/01/2011 to 12/31/2011                                      $11.12           $10.51           3,678,070
    01/01/2012 to 12/31/2012                                      $10.51           $12.37           3,859,929
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                                       $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                                      $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                                      $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                                      $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                                      $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                                      $14.08            $8.22          14,384,005
    01/01/2009 to 12/31/2009                                       $8.22            $9.63          15,821,358
    01/01/2010 to 12/31/2010                                       $9.63           $10.69          15,820,580
    01/01/2011 to 12/31/2011                                      $10.69            $9.94          12,948,030
    01/01/2012 to 12/31/2012                                       $9.94           $11.69          10,758,682
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                                       $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                                      $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                                      $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                                      $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                                      $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                                      $14.92            $8.69           2,808,881
    01/01/2009 to 12/31/2009                                       $8.69           $13.42           5,868,356
    01/01/2010 to 12/31/2010                                      $13.42           $15.82           6,728,348
    01/01/2011 to 12/31/2011                                      $15.82           $15.10           4,560,864
    01/01/2012 to 12/31/2012                                      $15.10           $17.76           4,904,077

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                            $9.26           $12.85           1,504,296
    01/01/2004 to 12/31/2004                           $12.85           $15.19           1,541,896
    01/01/2005 to 12/31/2005                           $15.19           $15.68           1,243,642
    01/01/2006 to 12/31/2006                           $15.68           $18.08           1,000,596
    01/01/2007 to 12/31/2007                           $18.08           $16.87             758,170
    01/01/2008 to 12/31/2008                           $16.87           $12.17             667,006
    01/01/2009 to 12/31/2009                           $12.17           $15.19           2,182,014
    01/01/2010 to 12/31/2010                           $15.19           $18.93           3,471,178
    01/01/2011 to 12/31/2011                           $18.93           $18.86           2,549,765
    01/01/2012 to 12/31/2012                           $18.86           $21.46           2,633,520
-------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    01/01/2003 to 12/31/2003                            $9.71           $11.61          12,201,163
    01/01/2004 to 12/31/2004                           $11.61           $12.69          13,717,128
    01/01/2005 to 12/31/2005                           $12.69           $12.62           9,658,908
    01/01/2006 to 12/31/2006                           $12.62           $13.70           9,653,937
    01/01/2007 to 12/31/2007                           $13.70           $13.80           6,461,538
    01/01/2008 to 12/31/2008                           $13.80           $10.11           5,931,752
    01/01/2009 to 12/31/2009                           $10.11           $13.47          13,509,194
    01/01/2010 to 12/31/2010                           $13.47           $15.04          12,605,729
    01/01/2011 to 12/31/2011                           $15.04           $15.26          11,922,775
    01/01/2012 to 12/31/2012                           $15.26           $17.09          10,459,161
-------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                          $10.00           $10.17              39,143
    01/01/2008 to 12/31/2008                           $10.17            $7.58           3,825,075
    01/01/2009 to 12/31/2009                            $7.58            $9.20          36,241,046
    01/01/2010 to 12/31/2010                            $9.20           $10.10          50,682,089
    01/01/2011 to 12/31/2011                           $10.10            $9.88          43,785,652
    01/01/2012 to 12/31/2012                            $9.88           $10.70          45,432,815
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                            $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                           $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                           $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                           $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                           $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                           $24.43           $11.96           6,129,240
    01/01/2009 to 12/31/2009                           $11.96           $15.91           6,854,079
    01/01/2010 to 12/31/2010                           $15.91           $17.92           7,241,298
    01/01/2011 to 12/31/2011                           $17.92           $15.34           5,734,722
    01/01/2012 to 12/31/2012                           $15.34           $18.16           4,942,527
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                            $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                           $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                           $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                           $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                           $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                           $20.85           $11.48           2,393,870
    01/01/2009 to 12/31/2009                           $11.48           $14.74           3,492,926
    01/01/2010 to 12/31/2010                           $14.74           $16.10           3,649,081
    01/01/2011 to 12/31/2011                           $16.10           $13.85           2,916,031
    01/01/2012 to 12/31/2012                           $13.85           $15.89           2,668,328

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                                   $10.00           $10.19             157,014
    01/01/2008 to 12/31/2008                                    $10.19            $6.94           1,952,838
    01/01/2009 to 12/31/2009                                     $6.94            $8.65          25,271,257
    01/01/2010 to 12/31/2010                                     $8.65            $9.68          38,344,545
    01/01/2011 to 12/31/2011                                     $9.68            $9.47          31,542,321
    01/01/2012 to 12/31/2012                                     $9.47           $10.58          33,772,279
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/01/2003 to 12/31/2003                                     $8.71           $10.24             898,161
    01/01/2004 to 12/31/2004                                    $10.24           $11.19           1,061,887
    01/01/2005 to 12/31/2005                                    $11.19           $11.77           1,055,034
    01/01/2006 to 12/31/2006                                    $11.77           $12.86           1,120,866
    01/01/2007 to 12/31/2007                                    $12.86           $12.90           2,745,236
    01/01/2008 to 12/31/2008                                    $12.90           $10.45          15,430,642
    01/01/2009 to 12/31/2009                                    $10.45           $12.54          46,430,018
    01/01/2010 to 12/31/2010                                    $12.54           $13.23          46,748,068
    01/01/2011 to 12/31/2011                                    $13.23           $13.05          38,241,675
    01/01/2012 to 12/31/2012                                    $13.05           $14.21          39,470,209
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.08           $10.29             141,417
    01/01/2010 to 12/31/2010                                    $10.29           $11.27             473,823
    01/01/2011 to 12/31/2011                                    $11.27           $11.15             755,324
    01/01/2012 to 12/31/2012                                    $11.15           $12.64           1,110,275
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.15           $10.30              58,774
    01/01/2010 to 12/31/2010                                    $10.30           $11.52             748,340
    01/01/2011 to 12/31/2011                                    $11.52           $10.67             655,241
    01/01/2012 to 12/31/2012                                    $10.67           $11.88             688,787
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2003 to 12/31/2003                                     $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                                    $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                                    $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                                    $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                                    $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                                    $17.98           $10.37           2,459,224
    01/01/2009 to 12/31/2009                                    $10.37           $13.86           5,086,873
    01/01/2010 to 12/31/2010                                    $13.86           $14.60           5,905,133
    01/01/2011 to 12/31/2011                                    $14.60           $13.05           4,359,903
    01/01/2012 to 12/31/2012                                    $13.05           $15.65           4,428,816
----------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                                     $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                                     $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                                    $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                                    $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                                    $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                                    $13.00            $7.48           4,027,564
    01/01/2009 to 12/31/2009                                     $7.48            $8.78           5,087,827
    01/01/2010 to 12/31/2010                                     $8.78            $9.78           5,307,829
    01/01/2011 to 12/31/2011                                     $9.78            $9.21           4,698,568
    01/01/2012 to 12/31/2012                                     $9.21           $10.59           4,248,181

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    01/01/2003 to 12/31/2003                        $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                       $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                       $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                       $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                       $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                       $13.74           $10.37           8,586,978
    01/01/2009 to 12/31/2009                       $10.37           $13.73          10,096,051
    01/01/2010 to 12/31/2010                       $13.73           $15.32           8,604,037
    01/01/2011 to 12/31/2011                       $15.32           $16.60           9,200,629
    01/01/2012 to 12/31/2012                       $16.60           $17.29           8,547,651
---------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                       $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                       $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                       $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                       $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                       $15.36            $8.51          16,673,165
    01/01/2009 to 12/31/2009                        $8.51           $10.86          17,250,307
    01/01/2010 to 12/31/2010                       $10.86           $12.79          17,364,094
    01/01/2011 to 12/31/2011                       $12.79           $12.47          14,080,420
    01/01/2012 to 12/31/2012                       $12.47           $13.77          11,942,585
---------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    01/01/2003 to 12/31/2003                        $9.04           $11.30           1,393,001
    01/01/2004 to 12/31/2004                       $11.30           $13.16           2,276,801
    01/01/2005 to 12/31/2005                       $13.16           $13.92           1,907,777
    01/01/2006 to 12/31/2006                       $13.92           $17.02           2,905,252
    01/01/2007 to 12/31/2007                       $17.02           $18.31           2,119,181
    01/01/2008 to 12/31/2008                       $18.31           $11.88           1,412,847
    01/01/2009 to 12/31/2009                       $11.88           $15.37           2,567,781
    01/01/2010 to 12/31/2010                       $15.37           $16.94           3,612,405
    01/01/2011 to 12/31/2011                       $16.94           $16.14           3,114,124
    01/01/2012 to 12/31/2012                       $16.14           $19.53           3,437,135
---------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                        $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                        $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                       $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                       $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                       $12.73            $7.98           3,159,245
    01/01/2009 to 12/31/2009                        $7.98            $9.75           4,944,538
    01/01/2010 to 12/31/2010                        $9.75           $10.82           5,238,425
    01/01/2011 to 12/31/2011                       $10.82           $10.57           4,289,955
    01/01/2012 to 12/31/2012                       $10.57           $12.18           4,420,398
---------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                      $10.00           $10.20              55,298

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                               $8.17           $10.91           2,513,413
    01/01/2004 to 12/31/2004                              $10.91           $12.38           2,587,064
    01/01/2005 to 12/31/2005                              $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                              $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                              $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                              $14.57            $8.87           1,381,269
    01/01/2009 to 12/31/2009                               $8.87           $12.11           2,137,413
    01/01/2010 to 12/31/2010                              $12.11           $14.72           2,978,973
    01/01/2011 to 12/31/2011                              $14.72           $13.98           2,405,087
    01/01/2012 to 12/31/2012                              $13.98           $16.28           2,424,624
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2003 to 12/31/2003                               $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                               $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                               $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                               $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                              $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                              $10.48           $10.57          91,319,625
    01/01/2009 to 12/31/2009                              $10.57           $10.42          66,786,776
    01/01/2010 to 12/31/2010                              $10.42           $10.25          50,307,852
    01/01/2011 to 12/31/2011                              $10.25           $10.09          50,902,069
    01/01/2012 to 12/31/2012                              $10.09            $9.92          39,894,836
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                               $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                              $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                              $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                              $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                              $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                              $17.67           $10.03           5,184,438
    01/01/2009 to 12/31/2009                              $10.03           $13.88           5,689,131
    01/01/2010 to 12/31/2010                              $13.88           $16.85           5,901,157
    01/01/2011 to 12/31/2011                              $16.85           $16.16           4,911,194
    01/01/2012 to 12/31/2012                              $16.16           $18.62           4,148,499
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.03           $10.07             577,115
    01/01/2012 to 12/31/2012                              $10.07           $10.39           1,360,083
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                               $7.41            $9.51           3,415,318
    01/01/2004 to 12/31/2004                               $9.51           $10.86           4,715,301
    01/01/2005 to 12/31/2005                              $10.86           $12.12           5,728,444
    01/01/2006 to 12/31/2006                              $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                              $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                              $16.34            $9.13           3,042,143
    01/01/2009 to 12/31/2009                               $9.13           $11.65           4,022,837
    01/01/2010 to 12/31/2010                              $11.65           $14.75           5,702,161
    01/01/2011 to 12/31/2011                              $14.75           $14.75           4,466,247
    01/01/2012 to 12/31/2012                              $14.75           $16.30           3,764,767

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                             $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                            $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                            $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                            $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                            $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                            $14.63            $8.27             768,282
    01/01/2009 to 12/31/2009                             $8.27            $9.97           1,585,215
    01/01/2010 to 12/31/2010                             $9.97           $11.79           2,045,616
    01/01/2011 to 04/29/2011                            $11.79           $13.23                   0
--------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                           $10.00           $10.32           5,908,428
--------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                           $10.10            $5.57             126,548
    01/01/2009 to 12/31/2009                             $5.57            $9.13           6,599,316
    01/01/2010 to 12/31/2010                             $9.13           $10.98          11,156,029
    01/01/2011 to 12/31/2011                            $10.98            $8.61           6,749,550
    01/01/2012 to 12/31/2012                             $8.61            $9.98           7,897,745
--------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2003 to 12/31/2003                            $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                            $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                            $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                            $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                            $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                            $11.31           $11.24          15,403,578
    01/01/2009 to 12/31/2009                            $11.24           $12.19          19,779,745
    01/01/2010 to 12/31/2010                            $12.19           $12.46          20,255,855
    01/01/2011 to 12/31/2011                            $12.46           $12.53          18,155,075
    01/01/2012 to 12/31/2012                            $12.53           $12.90          15,540,231
--------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2003 to 12/31/2003                            $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                            $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                            $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                            $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                            $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                            $12.39           $11.91          20,478,277
    01/01/2009 to 12/31/2009                            $11.91           $13.65          59,442,486
    01/01/2010 to 12/31/2010                            $13.65           $14.46          75,211,006
    01/01/2011 to 12/31/2011                            $14.46           $14.67          60,233,010
    01/01/2012 to 12/31/2012                            $14.67           $15.77          65,143,645
--------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                           $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                            $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                            $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                            $11.40            $9.02          24,830,005
    01/01/2009 to 12/31/2009                             $9.02           $10.65          82,197,582
    01/01/2010 to 12/31/2010                            $10.65           $11.58         100,001,194
    01/01/2011 to 12/31/2011                            $11.58           $11.51          96,778,216
    01/01/2012 to 12/31/2012                            $11.51           $12.49          98,362,559
--------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                           $10.02           $10.07             990,348
    01/01/2012 to 12/31/2012                            $10.07           $10.61           2,178,847

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    01/01/2003 to 12/31/2003                                 $8.17           $10.23           5,442,511
    01/01/2004 to 12/31/2004                                $10.23           $11.07           6,845,369
    01/01/2005 to 12/31/2005                                $11.07           $11.27           6,774,077
    01/01/2006 to 12/31/2006                                $11.27           $12.48           6,255,253
    01/01/2007 to 12/31/2007                                $12.48           $12.53           5,371,782
    01/01/2008 to 12/31/2008                                $12.53            $7.55           2,747,511
    01/01/2009 to 12/31/2009                                 $7.55            $9.05           3,372,332
    01/01/2010 to 12/31/2010                                 $9.05           $10.24           3,360,531
    01/01/2011 to 12/31/2011                                $10.24           $10.42           3,055,694
    01/01/2012 to 12/31/2012                                $10.42           $12.17           3,262,831
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $10.00            $8.90             201,672
    01/01/2012 to 12/31/2012                                 $8.90            $9.90             384,520
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                               $10.00           $11.51             120,901
    01/01/2008 to 12/31/2008                                $11.51            $7.33           2,184,002
    01/01/2009 to 12/31/2009                                 $7.33            $9.15          23,955,044
    01/01/2010 to 12/31/2010                                 $9.15           $10.29          36,192,438
    01/01/2011 to 12/31/2011                                $10.29            $9.88          25,866,646
    01/01/2012 to 12/31/2012                                 $9.88           $11.26          34,127,062
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/01/2003 to 12/31/2003                                 $9.14           $10.69           2,045,205
    01/01/2004 to 12/31/2004                                $10.69           $11.46           2,335,598
    01/01/2005 to 12/31/2005                                $11.46           $11.79           2,294,529
    01/01/2006 to 12/31/2006                                $11.79           $12.72           2,165,859
    01/01/2007 to 12/31/2007                                $12.72           $13.62           2,277,264
    01/01/2008 to 12/31/2008                                $13.62            $9.35           3,074,479
    01/01/2009 to 12/31/2009                                 $9.35           $11.72          33,399,889
    01/01/2010 to 12/31/2010                                $11.72           $12.89          55,550,099
    01/01/2011 to 12/31/2011                                $12.89           $12.25          42,779,977
    01/01/2012 to 12/31/2012                                $12.25           $13.39          45,395,568
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                                 $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                                 $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                                 $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                                 $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                                $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                                $10.55            $6.74           1,375,635
    01/01/2009 to 12/31/2009                                 $6.74            $8.88           2,524,147
    01/01/2010 to 12/31/2010                                 $8.88           $11.91           4,648,452
    01/01/2011 to 12/31/2011                                $11.91           $11.60           3,213,655
    01/01/2012 to 12/31/2012                                $11.60           $12.80           3,096,260

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                         $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                        $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                        $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                        $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                        $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                        $16.34           $11.30           6,242,966
    01/01/2009 to 12/31/2009                        $11.30           $14.11           6,242,625
    01/01/2010 to 12/31/2010                        $14.11           $17.49           6,195,308
    01/01/2011 to 12/31/2011                        $17.49           $16.17           5,166,090
    01/01/2012 to 12/31/2012                        $16.17           $18.79           3,913,693
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/01/2003 to 12/31/2003                         $9.09           $11.09           2,243,566
    01/01/2004 to 12/31/2004                        $11.09           $12.13           3,551,315
    01/01/2005 to 12/31/2005                        $12.13           $12.49           4,192,627
    01/01/2006 to 12/31/2006                        $12.49           $13.82           4,776,442
    01/01/2007 to 12/31/2007                        $13.82           $14.45           6,387,795
    01/01/2008 to 12/31/2008                        $14.45           $10.52          10,697,390
    01/01/2009 to 12/31/2009                        $10.52           $12.85          40,732,836
    01/01/2010 to 12/31/2010                        $12.85           $14.09          53,827,291
    01/01/2011 to 12/31/2011                        $14.09           $14.13          46,623,273
    01/01/2012 to 12/31/2012                        $14.13           $15.78          53,661,984
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    01/01/2003 to 12/31/2003                         $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                        $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                        $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                        $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                        $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                        $14.55            $8.32           2,874,755
    01/01/2009 to 12/31/2009                         $8.32           $10.13           3,572,238
    01/01/2010 to 12/31/2010                        $10.13           $11.28           4,182,015
    01/01/2011 to 12/31/2011                        $11.28           $10.91           3,313,597
    01/01/2012 to 12/31/2012                        $10.91           $12.58           4,588,707
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2003 to 12/31/2003                        $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                        $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                        $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                        $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                        $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                        $14.24           $13.67           4,228,137
    01/01/2009 to 12/31/2009                        $13.67           $15.07           6,337,072
    01/01/2010 to 12/31/2010                        $15.07           $15.67           7,114,847
    01/01/2011 to 12/31/2011                        $15.67           $16.05           6,639,260
    01/01/2012 to 12/31/2012                        $16.05           $16.61           5,533,305

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                              $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                              $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                              $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                             $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                             $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                             $11.96            $6.99           4,437,756
    01/01/2009 to 12/31/2009                              $6.99           $10.54          10,159,519
    01/01/2010 to 12/31/2010                             $10.54           $12.01          12,250,636
    01/01/2011 to 12/31/2011                             $12.01           $11.61           9,294,364
    01/01/2012 to 12/31/2012                             $11.61           $13.43          10,725,477
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/01/2003 to 12/31/2003                              $9.59           $12.59           2,011,627
    01/01/2004 to 12/31/2004                             $12.59           $16.25           2,040,188
    01/01/2005 to 12/31/2005                             $16.25           $21.00           3,677,613
    01/01/2006 to 12/31/2006                             $21.00           $23.93           2,942,718
    01/01/2007 to 12/31/2007                             $23.93           $33.07           3,950,105
    01/01/2008 to 12/31/2008                             $33.07           $16.27           2,088,027
    01/01/2009 to 12/31/2009                             $16.27           $23.89           4,621,252
    01/01/2010 to 12/31/2010                             $23.89           $28.31           5,827,673
    01/01/2011 to 12/31/2011                             $28.31           $23.69           4,562,770
    01/01/2012 to 12/31/2012                             $23.69           $24.14           4,495,210
---------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    12/05/2005* to 12/31/2005                            $10.00           $10.00             649,828
    01/01/2006 to 12/31/2006                             $10.00           $11.38           5,212,589
    01/01/2007 to 12/31/2007                             $11.38           $12.26           8,022,912
    01/01/2008 to 12/31/2008                             $12.26            $6.95           5,663,091
    01/01/2009 to 12/31/2009                              $6.95            $8.78           9,942,981
    01/01/2010 to 12/31/2010                              $8.78            $9.90          10,821,793
    01/01/2011 to 12/31/2011                              $9.90            $9.40           9,943,871
    01/01/2012 to 12/31/2012                              $9.40           $10.26          11,856,015
---------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                            $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                              $9.98            $9.30           4,064,760
    01/01/2009 to 12/31/2009                              $9.30           $10.21          12,750,275
    01/01/2010 to 12/31/2010                             $10.21           $10.83          17,651,916
    01/01/2011 to 12/31/2011                             $10.83           $11.29          18,170,336
    01/01/2012 to 12/31/2012                             $11.29           $11.98          18,416,796
---------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                            $10.00           $10.39             105,388
---------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    04/15/2005* to 12/31/2005                             $9.82           $11.44             606,613
    01/01/2006 to 12/31/2006                             $11.44           $12.49             553,827
    01/01/2007 to 12/31/2007                             $12.49           $13.64             604,401
    01/01/2008 to 12/31/2008                             $13.64            $7.90             346,210
    01/01/2009 to 12/31/2009                              $7.90           $10.86             554,304
    01/01/2010 to 07/16/2010                             $10.86           $10.63                   0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2003 to 12/31/2003                                    $8.15           $11.65             189,143
    01/01/2004 to 12/31/2004                                   $11.65           $13.66             414,631
    01/01/2005 to 12/31/2005                                   $13.66           $15.59             689,816
    01/01/2006 to 12/31/2006                                   $15.59           $18.88           1,081,552
    01/01/2007 to 12/31/2007                                   $18.88           $21.35           1,401,663
    01/01/2008 to 12/31/2008                                   $21.35           $12.29             984,931
    01/01/2009 to 12/31/2009                                   $12.29           $14.01             668,798
    01/01/2010 to 07/16/2010                                   $14.01           $13.31                   0
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2003 to 12/31/2003                                    $7.78           $10.71             404,789
    01/01/2004 to 12/31/2004                                   $10.71           $11.29             570,123
    01/01/2005 to 12/31/2005                                   $11.29           $11.53             281,775
    01/01/2006 to 12/31/2006                                   $11.53           $12.03             241,307
    01/01/2007 to 12/31/2007                                   $12.03           $13.24             249,298
    01/01/2008 to 12/31/2008                                   $13.24            $9.48             271,517
    01/01/2009 to 12/31/2009                                    $9.48           $13.42             749,780
    01/01/2010 to 07/16/2010                                   $13.42           $12.54                   0
---------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    01/01/2003 to 12/31/2003                                    $6.80            $9.16              66,435
    01/01/2004 to 12/31/2004                                    $9.16           $10.03              91,924
    01/01/2005 to 12/31/2005                                   $10.03            $9.92              87,726
    01/01/2006 to 12/31/2006                                    $9.92           $10.15             100,227
    01/01/2007 to 12/31/2007                                   $10.15           $10.55             106,856
    01/01/2008 to 12/31/2008                                   $10.55            $5.83             190,718
    01/01/2009 to 12/31/2009                                    $5.83            $7.38             331,489
    01/01/2010 to 12/31/2010                                    $7.38            $8.64             309,321
    01/01/2011 to 12/31/2011                                    $8.64            $7.57             380,808
    01/01/2012 to 12/31/2012                                    $7.57            $8.48             218,904
---------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                                  $10.08            $6.64           5,636,967
    01/01/2009 to 12/31/2009                                    $6.64            $8.50          51,503,013
    01/01/2010 to 12/31/2010                                    $8.50            $9.21          75,249,224
    01/01/2011 to 12/31/2011                                    $9.21            $8.91          53,326,792
    01/01/2012 to 09/21/2012                                    $8.91            $9.98                   0
---------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004                                       --           $11.85             311,233
    01/01/2005 to 12/31/2005                                   $11.85           $12.84             590,605
    01/01/2006 to 12/31/2006                                   $12.84           $17.48           1,507,757
    01/01/2007 to 12/31/2007                                   $17.48           $19.49           2,078,809
    01/01/2008 to 12/31/2008                                   $19.49           $10.97           1,122,006
    01/01/2009 to 12/31/2009                                   $10.97           $15.21             835,629
    01/01/2010 to 12/31/2010                                   $15.21           $16.42             651,544
    01/01/2011 to 12/31/2011                                   $16.42           $14.94             542,156
    01/01/2012 to 12/31/2012                                   $14.94           $18.42             521,128
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
    04/29/2011* to 12/31/2011                                  $10.03            $8.17             387,650
    01/01/2012 to 04/27/2012                                    $8.17            $9.26                   0
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
 FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
    04/29/2011* to 12/31/2011                                   $9.99            $9.12             385,638
    01/01/2012 to 12/31/2012                                    $9.12           $10.65             500,266

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND - SERIES I
    01/01/2003 to 12/31/2003                                   $7.09            $9.61            889,464
    01/01/2004 to 12/31/2004                                   $9.61           $10.72            668,032
    01/01/2005 to 12/31/2005                                  $10.72           $11.67            602,063
    01/01/2006 to 12/31/2006                                  $11.67           $13.33            605,730
    01/01/2007 to 12/31/2007                                  $13.33           $14.70            631,476
    01/01/2008 to 12/31/2008                                  $14.70            $7.51            384,426
    01/01/2009 to 12/31/2009                                   $7.51           $10.52            430,777
    01/01/2010 to 12/31/2010                                  $10.52           $12.81            390,143
    01/01/2011 to 04/29/2011                                  $12.81           $14.27                  0
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
    01/01/2003 to 12/31/2003                                   $8.76           $11.17            607,265
    01/01/2004 to 12/31/2004                                  $11.17           $11.94            585,185
    01/01/2005 to 12/31/2005                                  $11.94           $12.43          1,042,992
    01/01/2006 to 12/31/2006                                  $12.43           $14.24            778,674
    01/01/2007 to 12/31/2007                                  $14.24           $10.89            465,175
    01/01/2008 to 12/31/2008                                  $10.89            $4.34            540,897
    01/01/2009 to 12/31/2009                                   $4.34            $5.44            779,148
    01/01/2010 to 12/31/2010                                   $5.44            $5.91            872,026
    01/01/2011 to 04/29/2011                                   $5.91            $6.23                  0
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
    01/01/2003 to 12/31/2003                                   $8.00           $10.05            698,364
    01/01/2004 to 12/31/2004                                  $10.05           $10.64            937,586
    01/01/2005 to 12/31/2005                                  $10.64           $11.31          1,131,376
    01/01/2006 to 12/31/2006                                  $11.31           $11.71          1,250,782
    01/01/2007 to 12/31/2007                                  $11.71           $12.88          1,163,277
    01/01/2008 to 12/31/2008                                  $12.88            $9.04            849,932
    01/01/2009 to 12/31/2009                                   $9.04           $11.35          1,181,689
    01/01/2010 to 12/31/2010                                  $11.35           $11.76            545,135
    01/01/2011 to 12/31/2011                                  $11.76           $12.02            524,638
    01/01/2012 to 12/31/2012                                  $12.02           $14.29            462,518
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND - SERIES I
    01/01/2003 to 12/31/2003                                   $5.50            $7.87            578,651
    01/01/2004 to 12/31/2004                                   $7.87            $8.09            512,424
    01/01/2005 to 12/31/2005                                   $8.09            $8.13            453,392
    01/01/2006 to 12/31/2006                                   $8.13            $8.84            513,442
    01/01/2007 to 12/31/2007                                   $8.84            $9.36            630,739
    01/01/2008 to 12/31/2008                                   $9.36            $5.11            453,772
    01/01/2009 to 12/31/2009                                   $5.11            $7.91            970,438
    01/01/2010 to 12/31/2010                                   $7.91            $9.44          1,132,899
    01/01/2011 to 12/31/2011                                   $9.44            $8.81            530,679
    01/01/2012 to 12/31/2012                                   $8.81            $9.64            353,005
--------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
    04/27/2012* to 12/31/2012                                 $10.05            $9.77            229,829
--------------------------------------------------------------------------------------------------------------
NASDAQ TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004                                      --           $10.66             82,809
    01/01/2005 to 12/31/2005                                  $10.66           $10.83            134,177
    01/01/2006 to 12/31/2006                                  $10.83           $11.60            199,508
    01/01/2007 to 12/31/2007                                  $11.60           $13.88            403,709
    01/01/2008 to 12/31/2008                                  $13.88            $6.71            199,304
    01/01/2009 to 12/31/2009                                   $6.71            $7.71            140,231
    01/01/2010 to 12/31/2010                                   $7.71            $9.89            511,072
    01/01/2011 to 12/31/2011                                   $9.89            $9.85            211,183
    01/01/2012 to 12/31/2012                                   $9.85           $10.95            144,674

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    01/01/2003 to 12/31/2003            $8.66           $13.60          1,763,660
    01/01/2004 to 12/31/2004           $13.60           $16.02          2,103,950
    01/01/2005 to 12/31/2005           $16.02           $20.72          3,395,891
    01/01/2006 to 12/31/2006           $20.72           $27.43          2,835,328
    01/01/2007 to 12/31/2007           $27.43           $38.71          3,344,620
    01/01/2008 to 12/31/2008           $38.71           $16.04          1,630,334
    01/01/2009 to 12/31/2009           $16.04           $25.59          2,133,897
    01/01/2010 to 12/31/2010           $25.59           $29.23          1,632,797
    01/01/2011 to 12/31/2011           $29.23           $22.31          1,023,231
    01/01/2012 to 12/31/2012           $22.31           $25.62            797,727
---------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    01/01/2003 to 12/31/2003            $7.75           $12.57            942,605
    01/01/2004 to 12/31/2004           $12.57           $12.30            896,010
    01/01/2005 to 12/31/2005           $12.30           $14.45          1,723,105
    01/01/2006 to 12/31/2006           $14.45           $19.80          3,073,769
    01/01/2007 to 12/31/2007           $19.80           $28.77          2,473,589
    01/01/2008 to 12/31/2008           $28.77           $13.91          1,337,672
    01/01/2009 to 12/31/2009           $13.91           $21.10          1,821,822
    01/01/2010 to 12/31/2010           $21.10           $23.64          1,172,241
    01/01/2011 to 12/31/2011           $23.64           $16.97            568,287
    01/01/2012 to 12/31/2012           $16.97           $19.28            518,241
---------------------------------------------------------------------------------------
PROFUND VP BANKS
    01/01/2003 to 12/31/2003            $8.56           $10.90             93,067
    01/01/2004 to 12/31/2004           $10.90           $11.98            229,711
    01/01/2005 to 12/31/2005           $11.98           $11.77            351,876
    01/01/2006 to 12/31/2006           $11.77           $13.35            402,883
    01/01/2007 to 12/31/2007           $13.35            $9.55            389,926
    01/01/2008 to 12/31/2008            $9.55            $4.99          2,409,143
    01/01/2009 to 12/31/2009            $4.99            $4.70            746,620
    01/01/2010 to 12/31/2010            $4.70            $5.00            821,032
    01/01/2011 to 12/31/2011            $5.00            $3.60            310,912
    01/01/2012 to 12/31/2012            $3.60            $4.73            683,662
---------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    01/01/2003 to 12/31/2003            $8.46           $10.95          1,512,864
    01/01/2004 to 12/31/2004           $10.95           $11.87            529,237
    01/01/2005 to 12/31/2005           $11.87           $11.96            681,690
    01/01/2006 to 12/31/2006           $11.96           $13.58            779,466
    01/01/2007 to 12/31/2007           $13.58           $17.45          2,684,333
    01/01/2008 to 12/31/2008           $17.45            $8.34          1,183,553
    01/01/2009 to 12/31/2009            $8.34           $13.32          1,841,267
    01/01/2010 to 12/31/2010           $13.32           $16.99          1,479,120
    01/01/2011 to 12/31/2011           $16.99           $14.01            513,298
    01/01/2012 to 12/31/2012           $14.01           $14.94            344,526

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP BEAR
    01/01/2003 to 12/31/2003               $11.38            $8.44          1,886,515
    01/01/2004 to 12/31/2004                $8.44            $7.45          1,202,243
    01/01/2005 to 12/31/2005                $7.45            $7.23          2,169,659
    01/01/2006 to 12/31/2006                $7.23            $6.57          1,868,606
    01/01/2007 to 12/31/2007                $6.57            $6.50          1,722,065
    01/01/2008 to 12/31/2008                $6.50            $8.95          2,326,201
    01/01/2009 to 12/31/2009                $8.95            $6.35          1,995,516
    01/01/2010 to 12/31/2010                $6.35            $5.13          1,870,682
    01/01/2011 to 12/31/2011                $5.13            $4.60          2,082,893
    01/01/2012 to 12/31/2012                $4.60            $3.77            965,635
-------------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY
    01/01/2003 to 12/31/2003                $7.09            $9.75            208,971
    01/01/2004 to 12/31/2004                $9.75           $10.52            757,678
    01/01/2005 to 12/31/2005               $10.52           $12.34            697,687
    01/01/2006 to 12/31/2006               $12.34           $11.64            393,923
    01/01/2007 to 12/31/2007               $11.64           $11.31            609,746
    01/01/2008 to 12/31/2008               $11.31           $11.33          1,249,287
    01/01/2009 to 12/31/2009               $11.33           $11.56            355,182
    01/01/2010 to 12/31/2010               $11.56           $11.95            254,803
    01/01/2011 to 12/31/2011               $11.95           $12.52            188,759
    01/01/2012 to 12/31/2012               $12.52           $17.33            338,800
-------------------------------------------------------------------------------------------
PROFUND VP BULL
    01/01/2003 to 12/31/2003                $7.97            $9.84          3,563,562
    01/01/2004 to 12/31/2004                $9.84           $10.53          8,215,357
    01/01/2005 to 12/31/2005               $10.53           $10.64          7,846,866
    01/01/2006 to 12/31/2006               $10.64           $11.90          7,031,661
    01/01/2007 to 12/31/2007               $11.90           $12.12          4,013,033
    01/01/2008 to 12/31/2008               $12.12            $7.43          2,963,943
    01/01/2009 to 12/31/2009                $7.43            $9.08          3,113,781
    01/01/2010 to 12/31/2010                $9.08           $10.06          2,476,971
    01/01/2011 to 12/31/2011               $10.06            $9.89          3,165,929
    01/01/2012 to 12/31/2012                $9.89           $11.08          1,499,016
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    01/01/2003 to 12/31/2003                $8.28            $9.64             58,425
    01/01/2004 to 12/31/2004                $9.64           $10.36            369,007
    01/01/2005 to 12/31/2005               $10.36           $10.15            161,038
    01/01/2006 to 12/31/2006               $10.15           $11.25            548,567
    01/01/2007 to 12/31/2007               $11.25           $11.90            715,235
    01/01/2008 to 12/31/2008               $11.90            $8.58            609,574
    01/01/2009 to 12/31/2009                $8.58           $10.26            812,567
    01/01/2010 to 12/31/2010               $10.26           $11.84            702,138
    01/01/2011 to 12/31/2011               $11.84           $12.45            765,549
    01/01/2012 to 12/31/2012               $12.45           $13.58            450,591

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    01/01/2003 to 12/31/2003            $7.25            $9.04            136,269
    01/01/2004 to 12/31/2004            $9.04            $9.56            430,620
    01/01/2005 to 12/31/2005            $9.56            $8.97             86,431
    01/01/2006 to 12/31/2006            $8.97            $9.88            192,639
    01/01/2007 to 12/31/2007            $9.88            $8.91             67,292
    01/01/2008 to 12/31/2008            $8.91            $6.01            448,604
    01/01/2009 to 12/31/2009            $6.01            $7.74            295,250
    01/01/2010 to 12/31/2010            $7.74            $9.24          1,046,739
    01/01/2011 to 12/31/2011            $9.24            $9.58            481,308
    01/01/2012 to 12/31/2012            $9.58           $11.51            539,898
---------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    01/01/2003 to 12/31/2003            $7.93           $10.83          2,116,400
    01/01/2004 to 12/31/2004           $10.83           $12.17          1,812,435
    01/01/2005 to 12/31/2005           $12.17           $12.94          1,133,420
    01/01/2006 to 12/31/2006           $12.94           $14.95          2,790,577
    01/01/2007 to 12/31/2007           $14.95           $16.85          1,487,885
    01/01/2008 to 12/31/2008           $16.85            $9.28            649,001
    01/01/2009 to 12/31/2009            $9.28           $12.07          1,184,717
    01/01/2010 to 12/31/2010           $12.07           $12.19            852,300
    01/01/2011 to 12/31/2011           $12.19           $10.92            333,570
    01/01/2012 to 12/31/2012           $10.92           $12.52            461,143
---------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    01/01/2003 to 12/31/2003            $8.85           $11.23            398,159
    01/01/2004 to 12/31/2004           $11.23           $12.19            553,342
    01/01/2005 to 12/31/2005           $12.19           $12.46            616,872
    01/01/2006 to 12/31/2006           $12.46           $14.38            913,872
    01/01/2007 to 12/31/2007           $14.38           $11.44            498,292
    01/01/2008 to 12/31/2008           $11.44            $5.57          2,008,426
    01/01/2009 to 12/31/2009            $5.57            $6.30          1,432,294
    01/01/2010 to 12/31/2010            $6.30            $6.87          1,397,974
    01/01/2011 to 12/31/2011            $6.87            $5.82          1,034,776
    01/01/2012 to 12/31/2012            $5.82            $7.14          1,345,907
---------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    01/01/2003 to 12/31/2003            $7.94            $9.17            707,449
    01/01/2004 to 12/31/2004            $9.17            $9.23          1,318,525
    01/01/2005 to 12/31/2005            $9.23            $9.63          2,175,821
    01/01/2006 to 12/31/2006            $9.63            $9.96          2,106,409
    01/01/2007 to 12/31/2007            $9.96           $10.44          2,120,859
    01/01/2008 to 12/31/2008           $10.44            $7.78          1,638,682
    01/01/2009 to 12/31/2009            $7.78            $9.14          1,148,607
    01/01/2010 to 12/31/2010            $9.14            $9.25            875,030
    01/01/2011 to 12/31/2011            $9.25           $10.01            924,616
    01/01/2012 to 12/31/2012           $10.01           $11.56          1,121,561

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    01/01/2003 to 12/31/2003            $7.93           $10.01            318,339
    01/01/2004 to 12/31/2004           $10.01           $11.15            253,411
    01/01/2005 to 12/31/2005           $11.15           $11.23            211,678
    01/01/2006 to 12/31/2006           $11.23           $12.33            242,684
    01/01/2007 to 12/31/2007           $12.33           $13.55            708,921
    01/01/2008 to 12/31/2008           $13.55            $7.93            348,521
    01/01/2009 to 12/31/2009            $7.93            $9.68            634,240
    01/01/2010 to 12/31/2010            $9.68           $11.78            641,229
    01/01/2011 to 12/31/2011           $11.78           $11.38            404,533
    01/01/2012 to 12/31/2012           $11.38           $12.96            379,889
---------------------------------------------------------------------------------------
PROFUND VP INTERNET
    01/01/2003 to 12/31/2003            $8.57           $15.00            206,876
    01/01/2004 to 12/31/2004           $15.00           $17.89            992,879
    01/01/2005 to 12/31/2005           $17.89           $18.90            467,320
    01/01/2006 to 12/31/2006           $18.90           $18.84            200,072
    01/01/2007 to 12/31/2007           $18.84           $20.42            435,015
    01/01/2008 to 12/31/2008           $20.42           $11.08            116,246
    01/01/2009 to 12/31/2009           $11.08           $19.31            507,210
    01/01/2010 to 12/31/2010           $19.31           $25.70            455,035
    01/01/2011 to 12/31/2011           $25.70           $23.53             92,624
    01/01/2012 to 12/31/2012           $23.53           $27.71             98,828
---------------------------------------------------------------------------------------
PROFUND VP JAPAN
    01/01/2003 to 12/31/2003            $7.24            $9.03            426,718
    01/01/2004 to 12/31/2004            $9.03            $9.55            710,879
    01/01/2005 to 12/31/2005            $9.55           $13.31          3,413,954
    01/01/2006 to 12/31/2006           $13.31           $14.51          1,650,266
    01/01/2007 to 12/31/2007           $14.51           $12.85            552,230
    01/01/2008 to 12/31/2008           $12.85            $7.47            553,832
    01/01/2009 to 12/31/2009            $7.47            $8.11            519,793
    01/01/2010 to 12/31/2010            $8.11            $7.45            414,005
    01/01/2011 to 12/31/2011            $7.45            $5.97            292,468
    01/01/2012 to 12/31/2012            $5.97            $7.22            445,817
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    01/01/2004 to 12/31/2004               --           $10.37             72,725
    01/01/2005 to 12/31/2005           $10.37           $10.30          2,620,748
    01/01/2006 to 12/31/2006           $10.30           $11.05          2,181,106
    01/01/2007 to 12/31/2007           $11.05           $11.62          2,009,820
    01/01/2008 to 12/31/2008           $11.62            $7.37          1,340,839
    01/01/2009 to 12/31/2009            $7.37            $9.40          1,530,601
    01/01/2010 to 12/31/2010            $9.40           $10.47          1,282,022
    01/01/2011 to 12/31/2011           $10.47           $10.62          1,146,789
    01/01/2012 to 12/31/2012           $10.62           $11.77            796,871
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    01/01/2004 to 12/31/2004               --           $10.37            159,605
    01/01/2005 to 12/31/2005           $10.37           $10.51          2,141,309
    01/01/2006 to 12/31/2006           $10.51           $12.26          4,023,312
    01/01/2007 to 12/31/2007           $12.26           $12.08          1,984,257
    01/01/2008 to 12/31/2008           $12.08            $7.07          1,514,949
    01/01/2009 to 12/31/2009            $7.07            $8.31          1,108,254
    01/01/2010 to 12/31/2010            $8.31            $9.22          1,501,797
    01/01/2011 to 12/31/2011            $9.22            $8.96          1,122,050
    01/01/2012 to 12/31/2012            $8.96           $10.17            776,810

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    01/01/2003 to 12/31/2003            $7.70            $9.69          1,009,867
    01/01/2004 to 12/31/2004            $9.69           $10.58          2,220,901
    01/01/2005 to 12/31/2005           $10.58           $11.58          5,059,312
    01/01/2006 to 12/31/2006           $11.58           $11.84          1,594,539
    01/01/2007 to 12/31/2007           $11.84           $13.01          2,101,505
    01/01/2008 to 12/31/2008           $13.01            $7.83          1,117,437
    01/01/2009 to 12/31/2009            $7.83           $10.65          1,903,627
    01/01/2010 to 12/31/2010           $10.65           $13.45          2,021,397
    01/01/2011 to 12/31/2011           $13.45           $12.85          1,040,542
    01/01/2012 to 12/31/2012           $12.85           $14.58            684,764
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    01/01/2003 to 12/31/2003            $7.66           $10.23          1,455,513
    01/01/2004 to 12/31/2004           $10.23           $11.67          2,632,869
    01/01/2005 to 12/31/2005           $11.67           $12.49          2,164,543
    01/01/2006 to 12/31/2006           $12.49           $13.80          1,978,580
    01/01/2007 to 12/31/2007           $13.80           $13.70          1,436,105
    01/01/2008 to 12/31/2008           $13.70            $8.58            733,971
    01/01/2009 to 12/31/2009            $8.58           $11.05          1,398,727
    01/01/2010 to 12/31/2010           $11.05           $13.09            908,539
    01/01/2011 to 12/31/2011           $13.09           $12.37            727,867
    01/01/2012 to 12/31/2012           $12.37           $14.18            552,448
---------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    01/01/2003 to 12/31/2003            $6.45            $9.32          4,445,234
    01/01/2004 to 12/31/2004            $9.32            $9.94          4,885,351
    01/01/2005 to 12/31/2005            $9.94            $9.80          2,467,486
    01/01/2006 to 12/31/2006            $9.80           $10.16          1,764,614
    01/01/2007 to 12/31/2007           $10.16           $11.76          2,265,084
    01/01/2008 to 12/31/2008           $11.76            $6.65          1,171,313
    01/01/2009 to 12/31/2009            $6.65            $9.94          1,813,909
    01/01/2010 to 12/31/2010            $9.94           $11.56          1,576,633
    01/01/2011 to 12/31/2011           $11.56           $11.54            909,044
    01/01/2012 to 12/31/2012           $11.54           $13.19            644,940
---------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    01/01/2003 to 12/31/2003            $8.71           $10.48          1,225,844
    01/01/2004 to 12/31/2004           $10.48           $13.33          1,856,882
    01/01/2005 to 12/31/2005           $13.33           $17.22          2,573,777
    01/01/2006 to 12/31/2006           $17.22           $20.43          2,251,126
    01/01/2007 to 12/31/2007           $20.43           $26.61          2,322,451
    01/01/2008 to 12/31/2008           $26.61           $16.50          1,351,549
    01/01/2009 to 12/31/2009           $16.50           $18.75          1,326,030
    01/01/2010 to 12/31/2010           $18.75           $21.71          1,296,969
    01/01/2011 to 12/31/2011           $21.71           $21.83            829,408
    01/01/2012 to 12/31/2012           $21.83           $22.09            551,530

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    01/01/2003 to 12/31/2003                $8.56            $8.89            266,978
    01/01/2004 to 12/31/2004                $8.89            $7.93            527,336
    01/01/2005 to 12/31/2005                $7.93            $7.51            515,769
    01/01/2006 to 12/31/2006                $7.51            $8.28            716,678
    01/01/2007 to 12/31/2007                $8.28            $8.33            492,538
    01/01/2008 to 12/31/2008                $8.33            $6.60            588,925
    01/01/2009 to 12/31/2009                $6.60            $7.58            521,245
    01/01/2010 to 12/31/2010                $7.58            $7.49            268,122
    01/01/2011 to 12/31/2011                $7.49            $8.56            862,925
    01/01/2012 to 12/31/2012                $8.56            $9.42            302,309
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    01/01/2003 to 12/31/2003                $9.70           $13.29          1,329,806
    01/01/2004 to 12/31/2004               $13.29           $11.77          1,479,384
    01/01/2005 to 12/31/2005               $11.77           $14.62          2,426,531
    01/01/2006 to 12/31/2006               $14.62           $15.44          2,487,596
    01/01/2007 to 12/31/2007               $15.44           $18.60          3,177,702
    01/01/2008 to 12/31/2008               $18.60           $12.66          2,709,868
    01/01/2009 to 12/31/2009               $12.66           $16.86          2,850,817
    01/01/2010 to 12/31/2010               $16.86           $22.04          2,921,018
    01/01/2011 to 12/31/2011               $22.04           $17.51          2,103,701
    01/01/2012 to 12/31/2012               $17.51           $14.71          1,572,080
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    01/01/2003 to 12/31/2003                $9.86           $12.91            462,906
    01/01/2004 to 12/31/2004               $12.91           $16.15          1,816,706
    01/01/2005 to 12/31/2005               $16.15           $16.96            501,989
    01/01/2006 to 12/31/2006               $16.96           $22.10            926,728
    01/01/2007 to 12/31/2007               $22.10           $17.47            505,436
    01/01/2008 to 12/31/2008               $17.47           $10.09            587,638
    01/01/2009 to 12/31/2009               $10.09           $12.69            557,087
    01/01/2010 to 12/31/2010               $12.69           $15.57            509,622
    01/01/2011 to 12/31/2011               $15.57           $16.04            345,408
    01/01/2012 to 12/31/2012               $16.04           $18.48            392,557
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    01/01/2003 to 12/31/2003                $8.02            $7.56          1,817,924
    01/01/2004 to 12/31/2004                $7.56            $6.63          5,314,528
    01/01/2005 to 12/31/2005                $6.63            $6.00          3,415,324
    01/01/2006 to 12/31/2006                $6.00            $6.50          4,567,551
    01/01/2007 to 12/31/2007                $6.50            $6.06          1,806,294
    01/01/2008 to 12/31/2008                $6.06            $3.70          2,315,493
    01/01/2009 to 12/31/2009                $3.70            $4.81          3,128,225
    01/01/2010 to 12/31/2010                $4.81            $3.97          4,679,376
    01/01/2011 to 12/31/2011                $3.97            $2.44          2,645,539
    01/01/2012 to 12/31/2012                $2.44            $2.23          1,760,429

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SEMICONDUCTOR
    01/01/2003 to 12/31/2003            $5.14            $9.51            423,958
    01/01/2004 to 12/31/2004            $9.51            $7.15            694,352
    01/01/2005 to 12/31/2005            $7.15            $7.64            746,084
    01/01/2006 to 12/31/2006            $7.64            $6.98            339,250
    01/01/2007 to 12/31/2007            $6.98            $7.35            272,048
    01/01/2008 to 12/31/2008            $7.35            $3.63            166,664
    01/01/2009 to 12/31/2009            $3.63            $5.86            794,698
    01/01/2010 to 12/31/2010            $5.86            $6.47            188,040
    01/01/2011 to 12/31/2011            $6.47            $6.12            125,111
    01/01/2012 to 12/31/2012            $6.12            $5.77             77,903
---------------------------------------------------------------------------------------
PROFUND VP SHORT MID-CAP
    01/01/2004 to 12/31/2004               --            $9.70             39,360
    01/01/2005 to 12/31/2005            $9.70            $8.64            364,782
    01/01/2006 to 12/31/2006            $8.64            $8.18            254,207
    01/01/2007 to 12/31/2007            $8.18            $7.82            131,223
    01/01/2008 to 12/31/2008            $7.82           $10.14            177,441
    01/01/2009 to 12/31/2009           $10.14            $6.44            364,588
    01/01/2010 to 12/31/2010            $6.44            $4.70            280,837
    01/01/2011 to 12/31/2011            $4.70            $4.24            232,550
    01/01/2012 to 12/31/2012            $4.24            $3.38            139,533
---------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    01/01/2003 to 12/31/2003           $11.00            $6.78          1,535,439
    01/01/2004 to 12/31/2004            $6.78            $5.93            908,064
    01/01/2005 to 12/31/2005            $5.93            $5.88          2,494,108
    01/01/2006 to 12/31/2006            $5.88            $5.70          1,891,265
    01/01/2007 to 12/31/2007            $5.70            $4.96            860,024
    01/01/2008 to 12/31/2008            $4.96            $7.23            722,924
    01/01/2009 to 12/31/2009            $7.23            $4.22            898,026
    01/01/2010 to 12/31/2010            $4.22            $3.27            782,589
    01/01/2011 to 12/31/2011            $3.27            $2.88          1,249,273
    01/01/2012 to 12/31/2012            $2.88            $2.30            957,612
---------------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP
    01/01/2004 to 12/31/2004               --            $9.54            136,809
    01/01/2005 to 12/31/2005            $9.54            $9.11            220,842
    01/01/2006 to 12/31/2006            $9.11            $7.90            560,897
    01/01/2007 to 12/31/2007            $7.90            $8.12          1,000,449
    01/01/2008 to 12/31/2008            $8.12            $9.92            233,809
    01/01/2009 to 12/31/2009            $9.92            $6.59            463,501
    01/01/2010 to 12/31/2010            $6.59            $4.61            355,244
    01/01/2011 to 12/31/2011            $4.61            $4.12            702,306
    01/01/2012 to 12/31/2012            $4.12            $3.28            351,352
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    01/01/2003 to 12/31/2003            $7.69           $10.16          3,868,951
    01/01/2004 to 12/31/2004           $10.16           $11.98          4,677,820
    01/01/2005 to 12/31/2005           $11.98           $12.67          4,579,886
    01/01/2006 to 12/31/2006           $12.67           $13.54          1,643,633
    01/01/2007 to 12/31/2007           $13.54           $13.85            676,467
    01/01/2008 to 12/31/2008           $13.85            $8.99            990,289
    01/01/2009 to 12/31/2009            $8.99           $11.15          1,476,283
    01/01/2010 to 12/31/2010           $11.15           $13.79          1,733,790
    01/01/2011 to 12/31/2011           $13.79           $13.73          1,437,215
    01/01/2012 to 12/31/2012           $13.73           $15.19            495,243

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    01/01/2003 to 12/31/2003            $7.09            $9.39          5,144,632
    01/01/2004 to 12/31/2004            $9.39           $11.10          4,088,760
    01/01/2005 to 12/31/2005           $11.10           $11.35          1,398,441
    01/01/2006 to 12/31/2006           $11.35           $13.11          2,446,357
    01/01/2007 to 12/31/2007           $13.11           $11.96            714,107
    01/01/2008 to 12/31/2008           $11.96            $8.15            838,930
    01/01/2009 to 12/31/2009            $8.15            $9.65            610,084
    01/01/2010 to 12/31/2010            $9.65           $11.59            743,101
    01/01/2011 to 12/31/2011           $11.59           $10.94            752,713
    01/01/2012 to 12/31/2012           $10.94           $12.49            481,299
---------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY
    01/01/2003 to 12/31/2003            $6.03            $8.66            497,972
    01/01/2004 to 12/31/2004            $8.66            $8.48            727,580
    01/01/2005 to 12/31/2005            $8.48            $8.45            577,737
    01/01/2006 to 12/31/2006            $8.45            $8.98            673,628
    01/01/2007 to 12/31/2007            $8.98           $10.10          1,668,456
    01/01/2008 to 12/31/2008           $10.10            $5.53            322,313
    01/01/2009 to 12/31/2009            $5.53            $8.78          1,361,950
    01/01/2010 to 12/31/2010            $8.78            $9.56            652,534
    01/01/2011 to 12/31/2011            $9.56            $9.27            719,037
    01/01/2012 to 12/31/2012            $9.27           $10.06            287,188
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    01/01/2003 to 12/31/2003            $7.15            $7.21            398,350
    01/01/2004 to 12/31/2004            $7.21            $8.19            460,848
    01/01/2005 to 12/31/2005            $8.19            $7.52            456,586
    01/01/2006 to 12/31/2006            $7.52            $9.93          1,277,316
    01/01/2007 to 12/31/2007            $9.93           $10.59          1,098,402
    01/01/2008 to 12/31/2008           $10.59            $6.83            840,295
    01/01/2009 to 12/31/2009            $6.83            $7.21            472,593
    01/01/2010 to 12/31/2010            $7.21            $8.20            847,216
    01/01/2011 to 12/31/2011            $8.20            $8.22            476,200
    01/01/2012 to 12/31/2012            $8.22            $9.42            486,914
---------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    01/01/2003 to 12/31/2003           $11.56           $11.08            731,470
    01/01/2004 to 12/31/2004           $11.08           $11.79          1,051,158
    01/01/2005 to 12/31/2005           $11.79           $12.64          2,312,868
    01/01/2006 to 12/31/2006           $12.64           $11.86            821,668
    01/01/2007 to 12/31/2007           $11.86           $12.85          2,443,725
    01/01/2008 to 12/31/2008           $12.85           $18.92          2,696,273
    01/01/2009 to 12/31/2009           $18.92           $12.54          1,333,606
    01/01/2010 to 12/31/2010           $12.54           $13.58          1,042,250
    01/01/2011 to 12/31/2011           $13.58           $19.17          1,145,039
    01/01/2012 to 12/31/2012           $19.17           $19.03            721,134

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP ULTRABULL
    01/01/2003 to 12/31/2003            $6.78           $10.20          1,431,345
    01/01/2004 to 12/31/2004           $10.20           $11.76          2,817,803
    01/01/2005 to 12/31/2005           $11.76           $11.87          1,158,024
    01/01/2006 to 12/31/2006           $11.87           $14.36          1,596,920
    01/01/2007 to 12/31/2007           $14.36           $14.24          1,964,725
    01/01/2008 to 12/31/2008           $14.24            $4.57          8,061,341
    01/01/2009 to 12/31/2009            $4.57            $6.50          1,590,074
    01/01/2010 to 12/31/2010            $6.50            $7.81            914,644
    01/01/2011 to 12/31/2011            $7.81            $7.31            689,374
    01/01/2012 to 12/31/2012            $7.31            $9.26            451,227
---------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    01/01/2003 to 12/31/2003            $5.71            $9.55          1,112,311
    01/01/2004 to 12/31/2004            $9.55           $11.99          3,106,849
    01/01/2005 to 12/31/2005           $11.99           $13.91          1,935,489
    01/01/2006 to 12/31/2006           $13.91           $15.14          1,588,771
    01/01/2007 to 12/31/2007           $15.14           $15.77          1,072,846
    01/01/2008 to 12/31/2008           $15.77            $5.04          2,684,256
    01/01/2009 to 12/31/2009            $5.04            $8.23          1,356,598
    01/01/2010 to 12/31/2010            $8.23           $12.11          1,530,577
    01/01/2011 to 12/31/2011           $12.11           $10.28            591,778
    01/01/2012 to 12/31/2012           $10.28           $13.40            516,451
---------------------------------------------------------------------------------------
PROFUND VP ULTRANASDAQ-100
    01/01/2003 to 12/31/2003            $3.53            $7.03          3,410,589
    01/01/2004 to 12/31/2004            $7.03            $7.89          6,592,447
    01/01/2005 to 12/31/2005            $7.89            $7.47          4,740,165
    01/01/2006 to 12/31/2006            $7.47            $7.70          2,319,572
    01/01/2007 to 12/31/2007            $7.70            $9.73          4,024,405
    01/01/2008 to 12/31/2008            $9.73            $2.61          3,358,757
    01/01/2009 to 12/31/2009            $2.61            $5.63          1,661,197
    01/01/2010 to 12/31/2010            $5.63            $7.48          1,359,439
    01/01/2011 to 12/31/2011            $7.48            $7.27          1,795,997
    01/01/2012 to 12/31/2012            $7.27            $9.57            563,727
---------------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP
    01/01/2003 to 12/31/2003            $6.14           $12.04          1,702,558
    01/01/2004 to 12/31/2004           $12.04           $15.52          5,098,565
    01/01/2005 to 12/31/2005           $15.52           $15.23            816,754
    01/01/2006 to 12/31/2006           $15.23           $18.87          1,580,595
    01/01/2007 to 12/31/2007           $18.87           $16.11            527,856
    01/01/2008 to 12/31/2008           $16.11            $5.36          2,519,397
    01/01/2009 to 12/31/2009            $5.36            $7.39            747,146
    01/01/2010 to 12/31/2010            $7.39           $10.79            930,703
    01/01/2011 to 12/31/2011           $10.79            $8.61            508,081
    01/01/2012 to 12/31/2012            $8.61           $10.97            395,941

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    01/01/2003 to 12/31/2003                         $7.83            $9.34            618,427
    01/01/2004 to 12/31/2004                         $9.34           $11.13          1,060,939
    01/01/2005 to 12/31/2005                        $11.13           $12.37          1,996,877
    01/01/2006 to 12/31/2006                        $12.37           $14.51          2,195,309
    01/01/2007 to 12/31/2007                        $14.51           $16.52          3,808,582
    01/01/2008 to 12/31/2008                        $16.52           $11.26          1,279,942
    01/01/2009 to 12/31/2009                        $11.26           $12.27            940,314
    01/01/2010 to 12/31/2010                        $12.27           $12.78            893,746
    01/01/2011 to 12/31/2011                        $12.78           $14.77          1,349,692
    01/01/2012 to 12/31/2012                        $14.77           $14.55            788,140
----------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.53            269,671
    01/01/2005 to 12/31/2005                        $10.53           $12.05            672,243
    01/01/2006 to 12/31/2006                        $12.05           $14.35            742,865
    01/01/2007 to 12/31/2007                        $14.35           $16.87            828,104
    01/01/2008 to 12/31/2008                        $16.87            $8.25            357,600
    01/01/2009 to 12/31/2009                         $8.25           $11.12            408,047
    01/01/2010 to 12/31/2010                        $11.12           $12.47            346,910
    01/01/2011 to 12/31/2011                        $12.47           $10.44            327,254
    01/01/2012 to 12/31/2012                        $10.44           $12.56            230,539
----------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.75            173,851
    01/01/2005 to 12/31/2005                        $10.75           $11.01            304,840
    01/01/2006 to 12/31/2006                        $11.01           $11.14            290,152
    01/01/2007 to 12/31/2007                        $11.14           $11.42            274,858
    01/01/2008 to 12/31/2008                        $11.42            $8.09            259,188
    01/01/2009 to 12/31/2009                         $8.09            $9.05            240,776
    01/01/2010 to 12/31/2010                         $9.05           $10.62            226,552
    01/01/2011 to 12/31/2011                        $10.62           $11.34            243,395
    01/01/2012 to 12/31/2012                        $11.34           $12.21            149,031
----------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $11.32          1,777,316
    01/01/2005 to 12/31/2005                        $11.32           $11.94          2,420,874
    01/01/2006 to 12/31/2006                        $11.94           $13.10          2,772,210
    01/01/2007 to 12/31/2007                        $13.10           $14.10          2,203,754
    01/01/2008 to 12/31/2008                        $14.10            $7.65          1,345,285
    01/01/2009 to 12/31/2009                         $7.65            $8.51            861,853
    01/01/2010 to 12/31/2010                         $8.51            $9.96            654,754
    01/01/2011 to 12/31/2011                         $9.96            $9.64            581,345
    01/01/2012 to 12/31/2012                         $9.64           $10.71            565,987
----------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.48            155,695
    01/01/2005 to 12/31/2005                        $10.48            $9.98            194,864
    01/01/2006 to 12/31/2006                         $9.98           $12.32            481,064
    01/01/2007 to 12/31/2007                        $12.32           $12.20            235,030
    01/01/2008 to 12/31/2008                        $12.20            $8.58            249,670
    01/01/2009 to 12/31/2009                         $8.58            $9.61            136,907
    01/01/2010 to 12/31/2010                         $9.61           $11.04            221,649
    01/01/2011 to 12/31/2011                        $11.04           $11.69            189,624
    01/01/2012 to 12/31/2012                        $11.69           $12.73            184,517

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/02/2005* to 12/31/2005                                        $10.00            $9.76          1,240,525
    01/01/2006 to 12/31/2006                                          $9.76           $11.34          2,310,768
    01/01/2007 to 12/31/2007                                         $11.34           $11.28          2,000,024
    01/01/2008 to 12/31/2008                                         $11.28            $6.59          1,374,063
    01/01/2009 to 12/31/2009                                          $6.59            $7.40            996,116
    01/01/2010 to 12/31/2010                                          $7.40            $8.48            902,956
    01/01/2011 to 12/31/2011                                          $8.48            $8.84          1,077,472
    01/01/2012 to 12/31/2012                                          $8.84            $9.18            630,897
---------------------------------------------------------------------------------------------------------------------
VALUE LINE TARGET 25 PORTFOLIO
    01/01/2004 to 12/31/2004                                             --           $12.59            389,792
    01/01/2005 to 12/31/2005                                         $12.59           $14.82          1,068,337
    01/01/2006 to 12/31/2006                                         $14.82           $15.00          1,119,827
    01/01/2007 to 12/31/2007                                         $15.00           $17.43          1,173,103
    01/01/2008 to 12/31/2008                                         $17.43            $7.74          1,027,401
    01/01/2009 to 12/31/2009                                          $7.74            $8.16            663,617
    01/01/2010 to 12/31/2010                                          $8.16           $10.47            604,695
    01/01/2011 to 12/31/2011                                         $10.47            $7.75            467,540
    01/01/2012 to 12/31/2012                                          $7.75            $9.25            312,129
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    01/01/2003 to 12/31/2003                                          $8.25           $10.23            314,757
    01/01/2004 to 12/31/2004                                         $10.23           $11.18            590,808
    01/01/2005 to 12/31/2005                                         $11.18           $11.59            534,648
    01/01/2006 to 12/31/2006                                         $11.59           $13.51            582,613
    01/01/2007 to 12/31/2007                                         $13.51           $13.66            497,287
    01/01/2008 to 12/31/2008                                         $13.66            $8.53            312,113
    01/01/2009 to 12/31/2009                                          $8.53            $9.81            287,896
    01/01/2010 to 07/16/2010                                          $9.81            $9.43                  0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $13.33           $16.11            637,587
    01/01/2011 to 12/31/2011                                         $16.11           $13.82            523,908
    01/01/2012 to 12/31/2012                                         $13.82           $15.45            401,945
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                         $9.43           $10.98            306,415
    01/01/2011 to 12/31/2011                                         $10.98           $10.57            290,158
    01/01/2012 to 12/31/2012                                         $10.57           $12.42            233,447
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $12.54           $15.82            385,986
    01/01/2011 to 12/31/2011                                         $15.82           $14.72            411,256
    01/01/2012 to 12/31/2012                                         $14.72           $17.48            413,544
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                         $9.59           $12.25            617,813
    01/01/2011 to 12/31/2011                                         $12.25           $11.52            383,450
    01/01/2012 to 12/31/2012                                         $11.52           $12.25            264,060



 *  Denotes the start date of these sub-accounts

                                    ASXT SIX
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (3.05%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $12.13            20,597
    01/01/2010 to 12/31/2010                              $12.13           $13.17            65,536
    01/01/2011 to 12/31/2011                              $13.17           $12.43            29,622
    01/01/2012 to 12/31/2012                              $12.43           $13.57            36,253
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.04           $12.33            33,933
    01/01/2010 to 12/31/2010                              $12.33           $13.59            52,061
    01/01/2011 to 12/31/2011                              $13.59           $13.19            26,435
    01/01/2012 to 12/31/2012                              $13.19           $14.54            36,464
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.08           $12.38            11,520
    01/01/2010 to 12/31/2010                              $12.38           $13.66            10,502
    01/01/2011 to 12/31/2011                              $13.66           $13.72             7,324
    01/01/2012 to 05/04/2012                              $13.72           $14.83                 0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $11.96           104,004
    01/01/2010 to 12/31/2010                              $11.96           $13.02           131,786
    01/01/2011 to 12/31/2011                              $13.02           $12.47            52,667
    01/01/2012 to 12/31/2012                              $12.47           $13.60            56,424
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $10.00            $9.08                 0
    01/01/2012 to 12/31/2012                               $9.08            $9.85                 0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.10           $12.67             3,083
    01/01/2010 to 12/31/2010                              $12.67           $13.81             2,749
    01/01/2011 to 12/31/2011                              $13.81           $13.33             1,157
    01/01/2012 to 12/31/2012                              $13.33           $14.65               912
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                               $9.96            $9.92                 0
    01/01/2010 to 12/31/2010                               $9.92           $10.52                 0
    01/01/2011 to 12/31/2011                              $10.52           $10.85                 0
    01/01/2012 to 12/31/2012                              $10.85           $10.84                 0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                               $9.94            $9.54            10,856
    01/01/2010 to 12/31/2010                               $9.54           $10.23            53,548
    01/01/2011 to 12/31/2011                              $10.23           $10.88            99,457
    01/01/2012 to 12/31/2012                              $10.88           $10.98            49,369
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                             $10.00           $10.63            78,013
    01/01/2011 to 12/31/2011                              $10.63           $11.48           166,186
    01/01/2012 to 12/31/2012                              $11.48           $11.70           128,946

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                          $9.92            $9.61                 0
    01/01/2010 to 12/31/2010                          $9.61           $10.36                 0
    01/01/2011 to 12/31/2011                         $10.36           $11.41           300,079
    01/01/2012 to 12/31/2012                         $11.41           $11.69           203,929
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                          $9.91            $9.51                 0
    01/01/2010 to 12/31/2010                          $9.51           $10.27                 0
    01/01/2011 to 12/31/2011                         $10.27           $11.55                 0
    01/01/2012 to 12/31/2012                         $11.55           $11.85            57,097
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                          $9.88            $9.19                 0
    01/01/2010 to 12/31/2010                          $9.19            $9.96            67,081
    01/01/2011 to 12/31/2011                          $9.96           $11.46             5,989
    01/01/2012 to 12/31/2012                         $11.46           $11.82             3,224
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                        $10.00           $10.87            55,827
    01/01/2011 to 12/31/2011                         $10.87           $12.68           479,189
    01/01/2012 to 12/31/2012                         $12.68           $13.12           250,845
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                        $10.00           $11.87           148,179
    01/01/2012 to 12/31/2012                         $11.87           $12.18           231,919
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                        $10.00           $10.27            77,251
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.04           $12.23            88,371
    01/01/2010 to 12/31/2010                         $12.23           $13.44           112,968
    01/01/2011 to 12/31/2011                         $13.44           $12.71            48,818
    01/01/2012 to 12/31/2012                         $12.71           $14.02            64,061
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.04           $11.86            24,557
    01/01/2010 to 12/31/2010                         $11.86           $12.87            39,827
    01/01/2011 to 12/31/2011                         $12.87           $12.25            16,831
    01/01/2012 to 12/31/2012                         $12.25           $13.09            20,040
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                          $9.61           $14.41             3,009
    01/01/2010 to 12/31/2010                         $14.41           $17.98             2,762
    01/01/2011 to 12/31/2011                         $17.98           $18.59             1,055
    01/01/2012 to 12/31/2012                         $18.59           $20.78             1,973
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                          $9.98           $12.90             3,606
    01/01/2010 to 12/31/2010                         $12.90           $16.57             4,862
    01/01/2011 to 12/31/2011                         $16.57           $13.96             5,255
    01/01/2012 to 12/31/2012                         $13.96           $16.25             5,823
-----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.03           $11.89             9,882
    01/01/2010 to 12/31/2010                         $11.89           $13.06            11,383
    01/01/2011 to 12/31/2011                         $13.06           $12.35             6,047
    01/01/2012 to 12/31/2012                         $12.35           $13.61             6,502

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.01           $12.21            40,030
    01/01/2010 to 12/31/2010                                      $12.21           $13.54            69,693
    01/01/2011 to 12/31/2011                                      $13.54           $12.93            27,636
    01/01/2012 to 12/31/2012                                      $12.93           $13.87            29,060
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.98           $12.07            33,032
    01/01/2010 to 12/31/2010                                      $12.07           $13.93            76,341
    01/01/2011 to 12/31/2011                                      $13.93           $12.67            31,690
    01/01/2012 to 12/31/2012                                      $12.67           $13.87            41,291
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $10.00           $10.64            85,979
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.86           $13.84             5,212
    01/01/2010 to 12/31/2010                                      $13.84           $16.13             5,671
    01/01/2011 to 12/31/2011                                      $16.13           $14.85             2,697
    01/01/2012 to 12/31/2012                                      $14.85           $18.26             2,502
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.05           $12.75             5,300
    01/01/2010 to 12/31/2010                                      $12.75           $13.64             5,682
    01/01/2011 to 12/31/2011                                      $13.64           $12.70               564
    01/01/2012 to 12/31/2012                                      $12.70           $14.74             1,000
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.12           $12.12             5,259
    01/01/2010 to 12/31/2010                                      $12.12           $13.27             4,461
    01/01/2011 to 12/31/2011                                      $13.27           $12.15             2,054
    01/01/2012 to 12/31/2012                                      $12.15           $14.10             2,577
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.06           $13.39            10,087
    01/01/2010 to 12/31/2010                                      $13.39           $15.56            11,918
    01/01/2011 to 12/31/2011                                      $15.56           $14.64             5,719
    01/01/2012 to 12/31/2012                                      $14.64           $16.97             5,361
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.95           $12.67            11,393
    01/01/2010 to 12/31/2010                                      $12.67           $15.58            11,365
    01/01/2011 to 12/31/2011                                      $15.58           $15.30             2,764
    01/01/2012 to 12/31/2012                                      $15.30           $17.16             5,135
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.02           $12.43             5,092
    01/01/2010 to 12/31/2010                                      $12.43           $13.68            10,081
    01/01/2011 to 12/31/2011                                      $13.68           $13.68             2,509
    01/01/2012 to 12/31/2012                                      $13.68           $15.11             5,003
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.02           $11.78             8,173
    01/01/2010 to 12/31/2010                                      $11.78           $12.74            48,976
    01/01/2011 to 12/31/2011                                      $12.74           $12.29            29,103
    01/01/2012 to 12/31/2012                                      $12.29           $13.13            27,510
------------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.14           $13.18             2,490
    01/01/2010 to 12/31/2010                                      $13.18           $14.63            11,291
    01/01/2011 to 12/31/2011                                      $14.63           $12.35             3,255
    01/01/2012 to 12/31/2012                                      $12.35           $14.42             4,810

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.12           $13.01             2,413
    01/01/2010 to 12/31/2010                                    $13.01           $14.02             2,501
    01/01/2011 to 12/31/2011                                    $14.02           $11.88             1,271
    01/01/2012 to 12/31/2012                                    $11.88           $13.44             1,073
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.04           $12.17            20,236
    01/01/2010 to 12/31/2010                                    $12.17           $13.42            32,414
    01/01/2011 to 12/31/2011                                    $13.42           $12.94            14,505
    01/01/2012 to 12/31/2012                                    $12.94           $14.25            12,999
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.08           $11.59            20,757
    01/01/2010 to 12/31/2010                                    $11.59           $12.06            27,863
    01/01/2011 to 12/31/2011                                    $12.06           $11.72            14,468
    01/01/2012 to 12/31/2012                                    $11.72           $12.58            14,931
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.08           $10.27                 0
    01/01/2010 to 12/31/2010                                    $10.27           $11.09               692
    01/01/2011 to 12/31/2011                                    $11.09           $10.82               502
    01/01/2012 to 12/31/2012                                    $10.82           $12.08             5,202
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.14           $10.28                 0
    01/01/2010 to 12/31/2010                                    $10.28           $11.34               916
    01/01/2011 to 12/31/2011                                    $11.34           $10.34               252
    01/01/2012 to 12/31/2012                                    $10.34           $11.36               289
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.13           $13.50             6,659
    01/01/2010 to 12/31/2010                                    $13.50           $14.02            15,984
    01/01/2011 to 12/31/2011                                    $14.02           $12.35             3,646
    01/01/2012 to 12/31/2012                                    $12.35           $14.60             4,897
----------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.06           $12.65               573
    01/01/2010 to 12/31/2010                                    $12.65           $13.88            14,237
    01/01/2011 to 12/31/2011                                    $13.88           $12.89             2,571
    01/01/2012 to 12/31/2012                                    $12.89           $14.61             3,452
----------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.03           $12.00             1,494
    01/01/2010 to 12/31/2010                                    $12.00           $13.20             5,460
    01/01/2011 to 12/31/2011                                    $13.20           $14.10             3,371
    01/01/2012 to 12/31/2012                                    $14.10           $14.48             3,340
----------------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.01           $12.63            10,541
    01/01/2010 to 12/31/2010                                    $12.63           $14.66            10,205
    01/01/2011 to 12/31/2011                                    $14.66           $14.09             6,178
    01/01/2012 to 12/31/2012                                    $14.09           $15.33             5,047
----------------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.07           $13.28             9,929
    01/01/2010 to 12/31/2010                                    $13.28           $14.42             7,763
    01/01/2011 to 12/31/2011                                    $14.42           $13.54             3,117
    01/01/2012 to 12/31/2012                                    $13.54           $16.16             6,301

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.03           $12.07            12,013
    01/01/2010 to 12/31/2010                              $12.07           $13.20            19,094
    01/01/2011 to 12/31/2011                              $13.20           $12.72             5,650
    01/01/2012 to 12/31/2012                              $12.72           $14.44            12,520
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $10.00           $10.14                 0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.99           $13.14            12,399
    01/01/2010 to 12/31/2010                              $13.14           $15.75             8,558
    01/01/2011 to 12/31/2011                              $15.75           $14.74             4,926
    01/01/2012 to 12/31/2012                              $14.74           $16.92             5,226
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.00            $9.80            61,155
    01/01/2010 to 12/31/2010                               $9.80            $9.50            66,807
    01/01/2011 to 12/31/2011                               $9.50            $9.22            22,753
    01/01/2012 to 12/31/2012                               $9.22            $8.94            21,654
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.13           $13.62             1,324
    01/01/2010 to 12/31/2010                              $13.62           $16.31             2,199
    01/01/2011 to 12/31/2011                              $16.31           $15.42               751
    01/01/2012 to 12/31/2012                              $15.42           $17.51             4,345
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.03           $10.05                 0
    01/01/2012 to 12/31/2012                              $10.05           $10.21               454
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.98           $12.28             2,880
    01/01/2010 to 12/31/2010                              $12.28           $15.32            12,697
    01/01/2011 to 12/31/2011                              $15.32           $15.10             3,661
    01/01/2012 to 12/31/2012                              $15.10           $16.46            10,250
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.93           $11.99             1,364
    01/01/2010 to 12/31/2010                              $11.99           $13.98            13,027
    01/01/2011 to 04/29/2011                              $13.98           $15.60                 0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $10.00           $10.22            17,403
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.05           $14.70               544
    01/01/2010 to 12/31/2010                              $14.70           $17.42             8,655
    01/01/2011 to 12/31/2011                              $17.42           $13.47             3,004
    01/01/2012 to 12/31/2012                              $13.47           $15.40             3,488
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.99           $10.41            10,719
    01/01/2010 to 12/31/2010                              $10.41           $10.49             8,917
    01/01/2011 to 12/31/2011                              $10.49           $10.40             3,150
    01/01/2012 to 12/31/2012                              $10.40           $10.55             3,391
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.98           $10.98           109,219
    01/01/2010 to 12/31/2010                              $10.98           $11.46           174,087
    01/01/2011 to 12/31/2011                              $11.46           $11.47            92,726
    01/01/2012 to 12/31/2012                              $11.47           $12.15            96,820

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02           $11.53           117,847
    01/01/2010 to 12/31/2010                                $11.53           $12.36           141,279
    01/01/2011 to 12/31/2011                                $12.36           $12.10            76,596
    01/01/2012 to 12/31/2012                                $12.10           $12.95            76,027
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                               $10.02           $10.05               193
    01/01/2012 to 12/31/2012                                $10.05           $10.43                85
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.08           $12.72                56
    01/01/2010 to 12/31/2010                                $12.72           $14.19               312
    01/01/2011 to 12/31/2011                                $14.19           $14.23               118
    01/01/2012 to 12/31/2012                                $14.23           $16.39                83
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $10.00            $8.81                 0
    01/01/2012 to 12/31/2012                                 $8.81            $9.67                 0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.05           $12.26             8,395
    01/01/2010 to 12/31/2010                                $12.26           $13.59            20,779
    01/01/2011 to 12/31/2011                                $13.59           $12.86             9,445
    01/01/2012 to 12/31/2012                                $12.86           $14.45            11,058
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.08           $12.30            20,952
    01/01/2010 to 12/31/2010                                $12.30           $13.34            37,585
    01/01/2011 to 12/31/2011                                $13.34           $12.49            18,344
    01/01/2012 to 12/31/2012                                $12.49           $13.46            17,149
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.01           $13.05             1,009
    01/01/2010 to 12/31/2010                                $13.05           $17.25             4,684
    01/01/2011 to 12/31/2011                                $17.25           $16.57             1,545
    01/01/2012 to 12/31/2012                                $16.57           $18.01             4,955
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98           $12.85               758
    01/01/2010 to 12/31/2010                                $12.85           $15.70             9,508
    01/01/2011 to 12/31/2011                                $15.70           $14.31             2,394
    01/01/2012 to 12/31/2012                                $14.31           $16.40             3,290
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.04           $12.06            43,885
    01/01/2010 to 12/31/2010                                $12.06           $13.05            45,724
    01/01/2011 to 12/31/2011                                $13.05           $12.90            20,735
    01/01/2012 to 12/31/2012                                $12.90           $14.19            29,389
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.10           $12.82               240
    01/01/2010 to 12/31/2010                                $12.82           $14.07               187
    01/01/2011 to 12/31/2011                                $14.07           $13.42             1,337
    01/01/2012 to 12/31/2012                                $13.42           $15.25               120
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02           $11.03             7,216
    01/01/2010 to 12/31/2010                                $11.03           $11.31            13,161
    01/01/2011 to 12/31/2011                                $11.31           $11.42             8,552
    01/01/2012 to 12/31/2012                                $11.42           $11.65             8,562

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                    $9.99           $13.07             5,649
    01/01/2010 to 12/31/2010                                   $13.07           $14.68            16,473
    01/01/2011 to 12/31/2011                                   $14.68           $13.99             4,943
    01/01/2012 to 12/31/2012                                   $13.99           $15.95             7,580
---------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.30           $13.66            22,188
    01/01/2010 to 12/31/2010                                   $13.66           $15.96            33,585
    01/01/2011 to 12/31/2011                                   $15.96           $13.16            12,364
    01/01/2012 to 12/31/2012                                   $13.16           $13.22            17,404
---------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.06           $12.68            35,658
    01/01/2010 to 12/31/2010                                   $12.68           $14.09            29,905
    01/01/2011 to 12/31/2011                                   $14.09           $13.19             9,998
    01/01/2012 to 12/31/2012                                   $13.19           $14.19            18,422
---------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                    $9.99           $10.68               608
    01/01/2010 to 12/31/2010                                   $10.68           $11.17             8,009
    01/01/2011 to 12/31/2011                                   $11.17           $11.48             2,004
    01/01/2012 to 12/31/2012                                   $11.48           $12.00             4,104
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    05/01/2009 to 12/31/2009                                   $10.04           $12.55                 0
    01/01/2010 to 07/16/2010                                   $12.55           $12.19                 0
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                                   $10.05           $12.65                96
    01/01/2010 to 07/16/2010                                   $12.65           $11.93                 0
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                                    $9.89           $12.76               471
    01/01/2010 to 07/16/2010                                   $12.76           $11.82                 0
---------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.10           $13.19                 0
    01/01/2010 to 12/31/2010                                   $13.19           $15.21               400
    01/01/2011 to 12/31/2011                                   $15.21           $13.14               113
    01/01/2012 to 12/31/2012                                   $13.14           $14.50               127
---------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                   $10.07           $12.74            43,424
    01/01/2010 to 12/31/2010                                   $12.74           $13.62           109,519
    01/01/2011 to 12/31/2011                                   $13.62           $12.98            50,893
    01/01/2012 to 09/21/2012                                   $12.98           $14.39                 0
---------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    05/01/2009 to 12/31/2009                                   $10.06           $14.39               685
    01/01/2010 to 12/31/2010                                   $14.39           $15.31             1,333
    01/01/2011 to 12/31/2011                                   $15.31           $13.73               657
    01/01/2012 to 12/31/2012                                   $13.73           $16.69               812
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
    04/29/2011* to 12/31/2011                                  $10.03            $8.09               380
    01/01/2012 to 04/27/2012                                    $8.09            $9.13                 0
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
 FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
    04/29/2011* to 12/31/2011                                   $9.99            $9.03               981
    01/01/2012 to 12/31/2012                                    $9.03           $10.40             1,301

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND - SERIES I
    05/01/2009 to 12/31/2009                                  $10.04           $13.06              637
    01/01/2010 to 12/31/2010                                  $13.06           $15.68              576
    01/01/2011 to 04/29/2011                                  $15.68           $17.38                0
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
    05/01/2009 to 12/31/2009                                  $10.00           $13.90            2,477
    01/01/2010 to 12/31/2010                                  $13.90           $14.86            1,798
    01/01/2011 to 04/29/2011                                  $14.86           $15.61                0
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
    05/01/2009 to 12/31/2009                                   $9.95           $12.67              410
    01/01/2010 to 12/31/2010                                  $12.67           $12.93            1,135
    01/01/2011 to 12/31/2011                                  $12.93           $13.03              509
    01/01/2012 to 12/31/2012                                  $13.03           $15.28              646
--------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
    04/27/2012* to 12/31/2012                                 $10.05            $9.67              486
--------------------------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    05/01/2009 to 12/31/2009                                  $10.12           $14.41            3,106
    01/01/2010 to 12/31/2010                                  $14.41           $16.23            2,867
    01/01/2011 to 12/31/2011                                  $16.23           $12.21              701
    01/01/2012 to 12/31/2012                                  $12.21           $13.82              674
--------------------------------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    05/01/2009 to 12/31/2009                                  $10.20           $13.92                0
    01/01/2010 to 12/31/2010                                  $13.92           $15.37                0
    01/01/2011 to 12/31/2011                                  $15.37           $10.88                0
    01/01/2012 to 12/31/2012                                  $10.88           $12.18                0
--------------------------------------------------------------------------------------------------------------
PROFUND VP BANKS
    05/01/2009 to 12/31/2009                                   $9.77           $12.43                0
    01/01/2010 to 12/31/2010                                  $12.43           $13.05                0
    01/01/2011 to 12/31/2011                                  $13.05            $9.27                0
    01/01/2012 to 12/31/2012                                   $9.27           $11.99                0
--------------------------------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    05/01/2009 to 12/31/2009                                  $10.15           $14.20              347
    01/01/2010 to 12/31/2010                                  $14.20           $17.86              463
    01/01/2011 to 12/31/2011                                  $17.86           $14.52                0
    01/01/2012 to 12/31/2012                                  $14.52           $15.27                0
--------------------------------------------------------------------------------------------------------------
PROFUND VP BEAR
    05/01/2009 to 12/31/2009                                   $9.94            $7.28            1,686
    01/01/2010 to 12/31/2010                                   $7.28            $5.80            7,621
    01/01/2011 to 12/31/2011                                   $5.80            $5.13            1,565
    01/01/2012 to 12/31/2012                                   $5.13            $4.14            1,206
--------------------------------------------------------------------------------------------------------------
PROFUND VP BULL
    05/01/2009 to 12/31/2009                                  $10.05           $12.58                0
    01/01/2010 to 12/31/2010                                  $12.58           $13.74                0
    01/01/2011 to 12/31/2011                                  $13.74           $13.32                0
    01/01/2012 to 12/31/2012                                  $13.32           $14.70                0
--------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2009 to 12/31/2009                                  $10.03           $12.49                0
    01/01/2010 to 12/31/2010                                  $12.49           $14.21              391
    01/01/2011 to 12/31/2011                                  $14.21           $14.73                0
    01/01/2012 to 12/31/2012                                  $14.73           $15.83                0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2009 to 12/31/2009            $9.95           $12.22                0
    01/01/2010 to 12/31/2010           $12.22           $14.39              399
    01/01/2011 to 12/31/2011           $14.39           $14.72                0
    01/01/2012 to 12/31/2012           $14.72           $17.42                0
---------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    05/01/2009 to 12/31/2009           $10.15           $13.55                0
    01/01/2010 to 12/31/2010           $13.55           $13.48                0
    01/01/2011 to 12/31/2011           $13.48           $11.91                0
    01/01/2012 to 12/31/2012           $11.91           $13.46                0
---------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2009 to 12/31/2009            $9.83           $12.79              834
    01/01/2010 to 12/31/2010           $12.79           $13.76              685
    01/01/2011 to 12/31/2011           $13.76           $11.50              115
    01/01/2012 to 12/31/2012           $11.50           $13.90              179
---------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2009 to 12/31/2009            $9.98           $12.70                0
    01/01/2010 to 12/31/2010           $12.70           $12.66                0
    01/01/2011 to 12/31/2011           $12.66           $13.52                0
    01/01/2012 to 12/31/2012           $13.52           $15.39                0
---------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2009 to 12/31/2009           $10.11           $12.70                0
    01/01/2010 to 12/31/2010           $12.70           $15.23                0
    01/01/2011 to 12/31/2011           $15.23           $14.50                0
    01/01/2012 to 12/31/2012           $14.50           $16.28                0
---------------------------------------------------------------------------------------
PROFUND VP JAPAN
    05/01/2009 to 12/31/2009           $10.22           $11.29                0
    01/01/2010 to 12/31/2010           $11.29           $10.23                0
    01/01/2011 to 12/31/2011           $10.23            $8.08                0
    01/01/2012 to 12/31/2012            $8.08            $9.63                0
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2009 to 12/31/2009           $10.07           $12.56                0
    01/01/2010 to 12/31/2010           $12.56           $13.78                0
    01/01/2011 to 12/31/2011           $13.78           $13.78                0
    01/01/2012 to 12/31/2012           $13.78           $15.06                0
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2009 to 12/31/2009           $10.03           $12.61            1,267
    01/01/2010 to 12/31/2010           $12.61           $13.81              699
    01/01/2011 to 12/31/2011           $13.81           $13.21               66
    01/01/2012 to 12/31/2012           $13.21           $14.79               87
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2009 to 12/31/2009            $9.99           $12.58            1,273
    01/01/2010 to 12/31/2010           $12.58           $15.66              702
    01/01/2011 to 12/31/2011           $15.66           $14.75               66
    01/01/2012 to 12/31/2012           $14.75           $16.50               88
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2009 to 12/31/2009            $9.92           $12.68                0
    01/01/2010 to 12/31/2010           $12.68           $14.81                0
    01/01/2011 to 12/31/2011           $14.81           $13.80                0
    01/01/2012 to 12/31/2012           $13.80           $15.59                0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    05/01/2009 to 12/31/2009               $10.01           $12.96                0
    01/01/2010 to 12/31/2010               $12.96           $14.86                0
    01/01/2011 to 12/31/2011               $14.86           $14.62                0
    01/01/2012 to 12/31/2012               $14.62           $16.47                0
-------------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    05/01/2009 to 12/31/2009               $10.30           $11.85              404
    01/01/2010 to 12/31/2010               $11.85           $13.53              340
    01/01/2011 to 12/31/2011               $13.53           $13.42              115
    01/01/2012 to 12/31/2012               $13.42           $13.38              133
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    05/01/2009 to 12/31/2009               $10.02           $13.00                0
    01/01/2010 to 12/31/2010               $13.00           $12.67                0
    01/01/2011 to 12/31/2011               $12.67           $14.26                0
    01/01/2012 to 12/31/2012               $14.26           $15.47                0
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    05/01/2009 to 12/31/2009               $10.01           $13.59                0
    01/01/2010 to 12/31/2010               $13.59           $17.51                0
    01/01/2011 to 12/31/2011               $17.51           $13.72                0
    01/01/2012 to 12/31/2012               $13.72           $11.36                0
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2009 to 12/31/2009                $9.62           $13.94                0
    01/01/2010 to 12/31/2010               $13.94           $16.85               40
    01/01/2011 to 12/31/2011               $16.85           $17.11                0
    01/01/2012 to 12/31/2012               $17.11           $19.44                0
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    05/01/2009 to 12/31/2009               $10.11           $10.16            2,366
    01/01/2010 to 12/31/2010               $10.16            $8.27            7,909
    01/01/2011 to 12/31/2011                $8.27            $5.01            1,557
    01/01/2012 to 12/31/2012                $5.01            $4.52            1,288
-------------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    05/01/2009 to 12/31/2009                $9.99            $7.05                0
    01/01/2010 to 12/31/2010                $7.05            $5.39                0
    01/01/2011 to 12/31/2011                $5.39            $4.68                0
    01/01/2012 to 12/31/2012                $4.68            $3.68                0
-------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2009 to 12/31/2009               $10.01           $12.50                0
    01/01/2010 to 12/31/2010               $12.50           $15.24               28
    01/01/2011 to 12/31/2011               $15.24           $14.96                0
    01/01/2012 to 12/31/2012               $14.96           $16.32                0
-------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2009 to 12/31/2009                $9.96           $12.32            1,307
    01/01/2010 to 12/31/2010               $12.32           $14.59              721
    01/01/2011 to 12/31/2011               $14.59           $13.56               68
    01/01/2012 to 12/31/2012               $13.56           $15.27               90
-------------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2009 to 12/31/2009               $10.15           $10.95            1,469
    01/01/2010 to 12/31/2010               $10.95           $12.28              966
    01/01/2011 to 12/31/2011               $12.28           $12.13              120
    01/01/2012 to 12/31/2012               $12.13           $13.70              174

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    05/01/2009 to 12/31/2009                                          $9.89            $8.85            1,341
    01/01/2010 to 12/31/2010                                          $8.85            $9.44              156
    01/01/2011 to 12/31/2011                                          $9.44           $13.14                0
    01/01/2012 to 12/31/2012                                         $13.14           $12.86                0
---------------------------------------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    05/01/2009 to 12/31/2009                                          $9.94           $15.92                0
    01/01/2010 to 12/31/2010                                         $15.92           $23.11                0
    01/01/2011 to 12/31/2011                                         $23.11           $19.35                0
    01/01/2012 to 12/31/2012                                         $19.35           $24.85                0
---------------------------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2009 to 12/31/2009                                         $10.23           $12.17              875
    01/01/2010 to 12/31/2010                                         $12.17           $12.50              483
    01/01/2011 to 12/31/2011                                         $12.50           $14.25               45
    01/01/2012 to 12/31/2012                                         $14.25           $13.83               60
---------------------------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.14           $13.32                0
    01/01/2010 to 12/31/2010                                         $13.32           $14.72                0
    01/01/2011 to 12/31/2011                                         $14.72           $12.14                0
    01/01/2012 to 12/31/2012                                         $12.14           $14.41                0
---------------------------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.00           $11.93                0
    01/01/2010 to 12/31/2010                                         $11.93           $13.80              316
    01/01/2011 to 12/31/2011                                         $13.80           $14.53               56
    01/01/2012 to 12/31/2012                                         $14.53           $15.41               76
---------------------------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.00           $12.22                0
    01/01/2010 to 12/31/2010                                         $12.22           $14.12                0
    01/01/2011 to 12/31/2011                                         $14.12           $13.46                0
    01/01/2012 to 12/31/2012                                         $13.46           $14.75                0
---------------------------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.14           $13.21                0
    01/01/2010 to 12/31/2010                                         $13.21           $14.95              449
    01/01/2011 to 12/31/2011                                         $14.95           $15.62               96
    01/01/2012 to 12/31/2012                                         $15.62           $16.77              131
---------------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/01/2009 to 12/31/2009                                         $10.05           $13.63                0
    01/01/2010 to 12/31/2010                                         $13.63           $15.39                0
    01/01/2011 to 12/31/2011                                         $15.39           $15.82                0
    01/01/2012 to 12/31/2012                                         $15.82           $16.19                0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    05/01/2009 to 12/31/2009                                         $10.09           $12.19              329
    01/01/2010 to 07/16/2010                                         $12.19           $11.63                0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.94           $14.34                0
    01/01/2011 to 12/31/2011                                         $14.34           $12.13                0
    01/01/2012 to 12/31/2012                                         $12.13           $13.37                0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                        $11.63           $13.46              282
    01/01/2011 to 12/31/2011                                         $13.46           $12.77              122
    01/01/2012 to 12/31/2012                                         $12.77           $14.79              154

                                                                                                  Number of
                                                              Accumulation     Accumulation      Accumulation
                                                              Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                               Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                    $11.82           $14.81              0
    01/01/2011 to 12/31/2011                                     $14.81           $13.59              0
    01/01/2012 to 12/31/2012                                     $13.59           $15.91              0
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                     $9.59           $12.17              0
    01/01/2011 to 12/31/2011                                     $12.17           $11.28              0
    01/01/2012 to 12/31/2012                                     $11.28           $11.83              0



 *  Denotes the start date of these sub-accounts

                                     ASL II
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (1.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
ACCESS VP HIGH YIELD FUND
    05/02/2005* to 12/31/2005                             $10.00           $10.56             899,139
    01/01/2006 to 12/31/2006                              $10.56           $11.38           1,207,864
    01/01/2007 to 12/31/2007                              $11.38           $11.78             898,024
    01/01/2008 to 12/31/2008                              $11.78           $11.04             901,901
    01/01/2009 to 12/31/2009                              $11.04           $12.70             686,444
    01/01/2010 to 12/31/2010                              $12.70           $14.53             627,620
    01/01/2011 to 12/31/2011                              $14.53           $14.69           1,447,058
    01/01/2012 to 12/31/2012                              $14.69           $16.48             880,304
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                              $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                              $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                              $11.83            $7.93          35,995,508
    01/01/2009 to 12/31/2009                               $7.93            $9.70         107,441,591
    01/01/2010 to 12/31/2010                               $9.70           $10.68         133,580,486
    01/01/2011 to 12/31/2011                              $10.68           $10.22         102,346,558
    01/01/2012 to 12/31/2012                              $10.22           $11.32         108,178,074
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    03/20/2006* to 12/31/2006                             $10.00           $10.66           5,258,474
    01/01/2007 to 12/31/2007                              $10.66           $11.48           8,525,849
    01/01/2008 to 12/31/2008                              $11.48            $7.93          16,229,117
    01/01/2009 to 12/31/2009                               $7.93            $9.84          54,720,347
    01/01/2010 to 12/31/2010                               $9.84           $11.00          68,974,007
    01/01/2011 to 12/31/2011                              $11.00           $10.83          55,424,347
    01/01/2012 to 12/31/2012                              $10.83           $12.11          63,361,367
----------------------------------------------------------------------------------------------------------
AST ALGER ALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                               $6.80            $9.07           2,002,166
    01/01/2004 to 12/31/2004                               $9.07            $9.67           1,798,457
    01/01/2005 to 12/02/2005                               $9.67           $11.10                   0

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                           $7.99            $9.91           1,387,072
    01/01/2004 to 12/31/2004                           $9.91           $10.72           1,620,391
    01/01/2005 to 12/02/2005                          $10.72           $11.86                   0
------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                           $8.25           $10.45           2,115,438
    01/01/2004 to 12/31/2004                          $10.45           $11.57           4,670,846
    01/01/2005 to 12/31/2005                          $11.57           $11.90           4,205,656
    01/01/2006 to 12/31/2006                          $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                          $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                          $13.44            $8.62           2,803,150
    01/01/2009 to 12/31/2009                           $8.62            $9.99           4,930,435
    01/01/2010 to 12/31/2010                           $9.99           $11.18           6,178,407
    01/01/2011 to 12/31/2011                          $11.18           $11.39           5,937,210
    01/01/2012 to 05/04/2012                          $11.39           $12.38                   0
------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                         $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                          $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                          $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                          $11.70            $8.20          24,018,186
    01/01/2009 to 12/31/2009                           $8.20            $9.95          97,458,970
    01/01/2010 to 12/31/2010                           $9.95           $10.99         124,066,065
    01/01/2011 to 12/31/2011                          $10.99           $10.67          99,522,684
    01/01/2012 to 12/31/2012                          $10.67           $11.81         107,656,583
------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                         $10.00            $9.17           2,940,794
    01/01/2012 to 12/31/2012                           $9.17           $10.09           4,644,573
------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                           $8.66           $10.78           1,072,256
    01/01/2004 to 12/31/2004                          $10.78           $12.53           2,351,197
    01/01/2005 to 12/31/2005                          $12.53           $13.47           2,585,881
    01/01/2006 to 12/31/2006                          $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                          $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                          $16.05            $9.90           2,589,179
    01/01/2009 to 12/31/2009                           $9.90           $11.51           3,294,871
    01/01/2010 to 12/31/2010                          $11.51           $12.73           3,942,580
    01/01/2011 to 12/31/2011                          $12.73           $12.46           3,528,509
    01/01/2012 to 12/31/2012                          $12.46           $13.89           3,502,241
------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                         $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                          $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                          $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                          $12.07            $7.73          32,624,883
    01/01/2009 to 12/31/2009                           $7.73            $9.52         118,425,926
    01/01/2010 to 12/31/2010                           $9.52           $10.62         141,306,019
    01/01/2011 to 12/31/2011                          $10.62           $10.19         100,099,910
    01/01/2012 to 12/31/2012                          $10.19           $11.40         113,717,767

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                       $10.00           $10.04              74,936
    01/01/2008 to 12/31/2008                        $10.04            $7.15           5,507,286
    01/01/2009 to 12/31/2009                         $7.15            $8.68          39,406,298
    01/01/2010 to 12/31/2010                         $8.68            $9.55          54,818,248
    01/01/2011 to 12/31/2011                         $9.55            $9.23          46,132,040
    01/01/2012 to 12/31/2012                         $9.23           $10.01          48,879,191
----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    01/01/2003 to 12/31/2003                        $10.08           $13.63           3,097,315
    01/01/2004 to 12/31/2004                        $13.63           $18.49           4,080,179
    01/01/2005 to 12/31/2005                        $18.49           $20.88           3,749,124
    01/01/2006 to 12/31/2006                        $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                        $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                        $22.11           $14.12           1,741,032
    01/01/2009 to 12/31/2009                        $14.12           $18.32           2,154,565
    01/01/2010 to 12/31/2010                        $18.32           $23.19           2,674,245
    01/01/2011 to 12/31/2011                        $23.19           $24.31           2,210,944
    01/01/2012 to 12/31/2012                        $24.31           $27.58           2,291,954
----------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                         $7.66           $10.81           1,134,865
    01/01/2004 to 12/31/2004                        $10.81           $12.99           2,143,020
    01/01/2005 to 12/31/2005                        $12.99           $12.92           2,106,236
    01/01/2006 to 12/31/2006                        $12.92           $15.25           1,874,276
    01/01/2007 to 12/31/2007                        $15.25           $12.33           1,578,237
    01/01/2008 to 07/18/2008                        $12.33           $11.30                   0
----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                         $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                        $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                        $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                        $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                        $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                        $20.16           $11.08           2,977,983
    01/01/2009 to 12/31/2009                        $11.08           $14.46           3,702,808
    01/01/2010 to 12/31/2010                        $14.46           $18.85           4,200,876
    01/01/2011 to 12/31/2011                        $18.85           $16.11           4,029,967
    01/01/2012 to 12/31/2012                        $16.11           $19.02           3,987,156
----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                       $10.00           $10.00              50,892
    01/01/2008 to 12/31/2008                        $10.00            $7.16           2,156,002
    01/01/2009 to 12/31/2009                         $7.16            $8.54          18,482,649
    01/01/2010 to 12/31/2010                         $8.54            $9.51          20,766,873
    01/01/2011 to 12/31/2011                         $9.51            $9.13          15,624,739
    01/01/2012 to 12/31/2012                         $9.13           $10.20          18,821,366
----------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                       $10.00           $10.58           3,781,525
    01/01/2007 to 12/31/2007                        $10.58           $11.30           7,801,920
    01/01/2008 to 12/31/2008                        $11.30            $7.28          13,486,356
    01/01/2009 to 12/31/2009                         $7.28            $8.87          54,387,061
    01/01/2010 to 12/31/2010                         $8.87            $9.97          68,927,498
    01/01/2011 to 12/31/2011                         $9.97            $9.66          53,951,634
    01/01/2012 to 12/31/2012                         $9.66           $10.51          57,684,295

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/20/2006* to 12/31/2006                                     $10.00           $10.48           3,795,562
    01/01/2007 to 12/31/2007                                      $10.48           $11.49           7,899,326
    01/01/2008 to 12/31/2008                                      $11.49            $6.70          13,640,692
    01/01/2009 to 12/31/2009                                       $6.70            $8.30          93,813,703
    01/01/2010 to 12/31/2010                                       $8.30            $9.71         115,827,900
    01/01/2011 to 12/31/2011                                       $9.71            $8.96          75,603,365
    01/01/2012 to 12/31/2012                                       $8.96            $9.95          89,282,138
------------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                     $10.00            $7.47           1,469,632
    01/01/2009 to 11/13/2009                                       $7.47            $8.36                   0
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $10.00           $10.75          58,178,008
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                     $10.18            $6.11             100,170
    01/01/2009 to 12/31/2009                                       $6.11            $8.12           1,148,210
    01/01/2010 to 12/31/2010                                       $8.12            $9.60           2,343,259
    01/01/2011 to 12/31/2011                                       $9.60            $8.97           1,365,221
    01/01/2012 to 12/31/2012                                       $8.97           $11.18           1,941,296
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                                       $7.67            $9.45           2,053,023
    01/01/2004 to 12/31/2004                                       $9.45            $9.64           2,785,100
    01/01/2005 to 12/31/2005                                       $9.64            $9.80           2,531,901
    01/01/2006 to 12/31/2006                                       $9.80           $10.60           2,498,654
    01/01/2007 to 12/31/2007                                      $10.60           $11.88           2,806,534
    01/01/2008 to 12/31/2008                                      $11.88            $6.98           1,877,493
    01/01/2009 to 12/31/2009                                       $6.98           $10.25           5,358,114
    01/01/2010 to 12/31/2010                                      $10.25           $11.12           5,307,161
    01/01/2011 to 12/31/2011                                      $11.12           $10.51           3,678,070
    01/01/2012 to 12/31/2012                                      $10.51           $12.37           3,859,929
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                                       $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                                      $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                                      $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                                      $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                                      $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                                      $14.08            $8.22          14,384,005
    01/01/2009 to 12/31/2009                                       $8.22            $9.63          15,821,358
    01/01/2010 to 12/31/2010                                       $9.63           $10.69          15,820,580
    01/01/2011 to 12/31/2011                                      $10.69            $9.94          12,948,030
    01/01/2012 to 12/31/2012                                       $9.94           $11.69          10,758,682
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                                       $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                                      $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                                      $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                                      $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                                      $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                                      $14.92            $8.69           2,808,881
    01/01/2009 to 12/31/2009                                       $8.69           $13.42           5,868,356
    01/01/2010 to 12/31/2010                                      $13.42           $15.82           6,728,348
    01/01/2011 to 12/31/2011                                      $15.82           $15.10           4,560,864
    01/01/2012 to 12/31/2012                                      $15.10           $17.76           4,904,077

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                            $9.26           $12.85           1,504,296
    01/01/2004 to 12/31/2004                           $12.85           $15.19           1,541,896
    01/01/2005 to 12/31/2005                           $15.19           $15.68           1,243,642
    01/01/2006 to 12/31/2006                           $15.68           $18.08           1,000,596
    01/01/2007 to 12/31/2007                           $18.08           $16.87             758,170
    01/01/2008 to 12/31/2008                           $16.87           $12.17             667,006
    01/01/2009 to 12/31/2009                           $12.17           $15.19           2,182,014
    01/01/2010 to 12/31/2010                           $15.19           $18.93           3,471,178
    01/01/2011 to 12/31/2011                           $18.93           $18.86           2,549,765
    01/01/2012 to 12/31/2012                           $18.86           $21.46           2,633,520
-------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    01/01/2003 to 12/31/2003                            $9.71           $11.61          12,201,163
    01/01/2004 to 12/31/2004                           $11.61           $12.69          13,717,128
    01/01/2005 to 12/31/2005                           $12.69           $12.62           9,658,908
    01/01/2006 to 12/31/2006                           $12.62           $13.70           9,653,937
    01/01/2007 to 12/31/2007                           $13.70           $13.80           6,461,538
    01/01/2008 to 12/31/2008                           $13.80           $10.11           5,931,752
    01/01/2009 to 12/31/2009                           $10.11           $13.47          13,509,194
    01/01/2010 to 12/31/2010                           $13.47           $15.04          12,605,729
    01/01/2011 to 12/31/2011                           $15.04           $15.26          11,922,775
    01/01/2012 to 12/31/2012                           $15.26           $17.09          10,459,161
-------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                          $10.00           $10.17              39,143
    01/01/2008 to 12/31/2008                           $10.17            $7.58           3,825,075
    01/01/2009 to 12/31/2009                            $7.58            $9.20          36,241,046
    01/01/2010 to 12/31/2010                            $9.20           $10.10          50,682,089
    01/01/2011 to 12/31/2011                           $10.10            $9.88          43,785,652
    01/01/2012 to 12/31/2012                            $9.88           $10.70          45,432,815
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                            $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                           $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                           $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                           $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                           $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                           $24.43           $11.96           6,129,240
    01/01/2009 to 12/31/2009                           $11.96           $15.91           6,854,079
    01/01/2010 to 12/31/2010                           $15.91           $17.92           7,241,298
    01/01/2011 to 12/31/2011                           $17.92           $15.34           5,734,722
    01/01/2012 to 12/31/2012                           $15.34           $18.16           4,942,527
-------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                            $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                           $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                           $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                           $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                           $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                           $20.85           $11.48           2,393,870
    01/01/2009 to 12/31/2009                           $11.48           $14.74           3,492,926
    01/01/2010 to 12/31/2010                           $14.74           $16.10           3,649,081
    01/01/2011 to 12/31/2011                           $16.10           $13.85           2,916,031
    01/01/2012 to 12/31/2012                           $13.85           $15.89           2,668,328

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                                   $10.00           $10.19             157,014
    01/01/2008 to 12/31/2008                                    $10.19            $6.94           1,952,838
    01/01/2009 to 12/31/2009                                     $6.94            $8.65          25,271,257
    01/01/2010 to 12/31/2010                                     $8.65            $9.68          38,344,545
    01/01/2011 to 12/31/2011                                     $9.68            $9.47          31,542,321
    01/01/2012 to 12/31/2012                                     $9.47           $10.58          33,772,279
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/01/2003 to 12/31/2003                                     $8.71           $10.24             898,161
    01/01/2004 to 12/31/2004                                    $10.24           $11.19           1,061,887
    01/01/2005 to 12/31/2005                                    $11.19           $11.77           1,055,034
    01/01/2006 to 12/31/2006                                    $11.77           $12.86           1,120,866
    01/01/2007 to 12/31/2007                                    $12.86           $12.90           2,745,236
    01/01/2008 to 12/31/2008                                    $12.90           $10.45          15,430,642
    01/01/2009 to 12/31/2009                                    $10.45           $12.54          46,430,018
    01/01/2010 to 12/31/2010                                    $12.54           $13.23          46,748,068
    01/01/2011 to 12/31/2011                                    $13.23           $13.05          38,241,675
    01/01/2012 to 12/31/2012                                    $13.05           $14.21          39,470,209
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.08           $10.29             141,417
    01/01/2010 to 12/31/2010                                    $10.29           $11.27             473,823
    01/01/2011 to 12/31/2011                                    $11.27           $11.15             755,324
    01/01/2012 to 12/31/2012                                    $11.15           $12.64           1,110,275
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.15           $10.30              58,774
    01/01/2010 to 12/31/2010                                    $10.30           $11.52             748,340
    01/01/2011 to 12/31/2011                                    $11.52           $10.67             655,241
    01/01/2012 to 12/31/2012                                    $10.67           $11.88             688,787
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2003 to 12/31/2003                                     $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                                    $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                                    $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                                    $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                                    $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                                    $17.98           $10.37           2,459,224
    01/01/2009 to 12/31/2009                                    $10.37           $13.86           5,086,873
    01/01/2010 to 12/31/2010                                    $13.86           $14.60           5,905,133
    01/01/2011 to 12/31/2011                                    $14.60           $13.05           4,359,903
    01/01/2012 to 12/31/2012                                    $13.05           $15.65           4,428,816
----------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                                     $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                                     $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                                    $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                                    $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                                    $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                                    $13.00            $7.48           4,027,564
    01/01/2009 to 12/31/2009                                     $7.48            $8.78           5,087,827
    01/01/2010 to 12/31/2010                                     $8.78            $9.78           5,307,829
    01/01/2011 to 12/31/2011                                     $9.78            $9.21           4,698,568
    01/01/2012 to 12/31/2012                                     $9.21           $10.59           4,248,181

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    01/01/2003 to 12/31/2003                        $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                       $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                       $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                       $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                       $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                       $13.74           $10.37           8,586,978
    01/01/2009 to 12/31/2009                       $10.37           $13.73          10,096,051
    01/01/2010 to 12/31/2010                       $13.73           $15.32           8,604,037
    01/01/2011 to 12/31/2011                       $15.32           $16.60           9,200,629
    01/01/2012 to 12/31/2012                       $16.60           $17.29           8,547,651
---------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                       $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                       $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                       $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                       $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                       $15.36            $8.51          16,673,165
    01/01/2009 to 12/31/2009                        $8.51           $10.86          17,250,307
    01/01/2010 to 12/31/2010                       $10.86           $12.79          17,364,094
    01/01/2011 to 12/31/2011                       $12.79           $12.47          14,080,420
    01/01/2012 to 12/31/2012                       $12.47           $13.77          11,942,585
---------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    01/01/2003 to 12/31/2003                        $9.04           $11.30           1,393,001
    01/01/2004 to 12/31/2004                       $11.30           $13.16           2,276,801
    01/01/2005 to 12/31/2005                       $13.16           $13.92           1,907,777
    01/01/2006 to 12/31/2006                       $13.92           $17.02           2,905,252
    01/01/2007 to 12/31/2007                       $17.02           $18.31           2,119,181
    01/01/2008 to 12/31/2008                       $18.31           $11.88           1,412,847
    01/01/2009 to 12/31/2009                       $11.88           $15.37           2,567,781
    01/01/2010 to 12/31/2010                       $15.37           $16.94           3,612,405
    01/01/2011 to 12/31/2011                       $16.94           $16.14           3,114,124
    01/01/2012 to 12/31/2012                       $16.14           $19.53           3,437,135
---------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                        $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                        $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                       $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                       $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                       $12.73            $7.98           3,159,245
    01/01/2009 to 12/31/2009                        $7.98            $9.75           4,944,538
    01/01/2010 to 12/31/2010                        $9.75           $10.82           5,238,425
    01/01/2011 to 12/31/2011                       $10.82           $10.57           4,289,955
    01/01/2012 to 12/31/2012                       $10.57           $12.18           4,420,398
---------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                      $10.00           $10.20              55,298

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                               $8.17           $10.91           2,513,413
    01/01/2004 to 12/31/2004                              $10.91           $12.38           2,587,064
    01/01/2005 to 12/31/2005                              $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                              $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                              $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                              $14.57            $8.87           1,381,269
    01/01/2009 to 12/31/2009                               $8.87           $12.11           2,137,413
    01/01/2010 to 12/31/2010                              $12.11           $14.72           2,978,973
    01/01/2011 to 12/31/2011                              $14.72           $13.98           2,405,087
    01/01/2012 to 12/31/2012                              $13.98           $16.28           2,424,624
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2003 to 12/31/2003                               $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                               $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                               $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                               $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                              $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                              $10.48           $10.57          91,319,625
    01/01/2009 to 12/31/2009                              $10.57           $10.42          66,786,776
    01/01/2010 to 12/31/2010                              $10.42           $10.25          50,307,852
    01/01/2011 to 12/31/2011                              $10.25           $10.09          50,902,069
    01/01/2012 to 12/31/2012                              $10.09            $9.92          39,894,836
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                               $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                              $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                              $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                              $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                              $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                              $17.67           $10.03           5,184,438
    01/01/2009 to 12/31/2009                              $10.03           $13.88           5,689,131
    01/01/2010 to 12/31/2010                              $13.88           $16.85           5,901,157
    01/01/2011 to 12/31/2011                              $16.85           $16.16           4,911,194
    01/01/2012 to 12/31/2012                              $16.16           $18.62           4,148,499
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.03           $10.07             577,115
    01/01/2012 to 12/31/2012                              $10.07           $10.39           1,360,083
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                               $7.41            $9.51           3,415,318
    01/01/2004 to 12/31/2004                               $9.51           $10.86           4,715,301
    01/01/2005 to 12/31/2005                              $10.86           $12.12           5,728,444
    01/01/2006 to 12/31/2006                              $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                              $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                              $16.34            $9.13           3,042,143
    01/01/2009 to 12/31/2009                               $9.13           $11.65           4,022,837
    01/01/2010 to 12/31/2010                              $11.65           $14.75           5,702,161
    01/01/2011 to 12/31/2011                              $14.75           $14.75           4,466,247
    01/01/2012 to 12/31/2012                              $14.75           $16.30           3,764,767

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                             $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                            $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                            $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                            $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                            $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                            $14.63            $8.27             768,282
    01/01/2009 to 12/31/2009                             $8.27            $9.97           1,585,215
    01/01/2010 to 12/31/2010                             $9.97           $11.79           2,045,616
    01/01/2011 to 04/29/2011                            $11.79           $13.23                   0
--------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                           $10.00           $10.32           5,908,428
--------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                           $10.10            $5.57             126,548
    01/01/2009 to 12/31/2009                             $5.57            $9.13           6,599,316
    01/01/2010 to 12/31/2010                             $9.13           $10.98          11,156,029
    01/01/2011 to 12/31/2011                            $10.98            $8.61           6,749,550
    01/01/2012 to 12/31/2012                             $8.61            $9.98           7,897,745
--------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2003 to 12/31/2003                            $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                            $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                            $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                            $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                            $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                            $11.31           $11.24          15,403,578
    01/01/2009 to 12/31/2009                            $11.24           $12.19          19,779,745
    01/01/2010 to 12/31/2010                            $12.19           $12.46          20,255,855
    01/01/2011 to 12/31/2011                            $12.46           $12.53          18,155,075
    01/01/2012 to 12/31/2012                            $12.53           $12.90          15,540,231
--------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2003 to 12/31/2003                            $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                            $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                            $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                            $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                            $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                            $12.39           $11.91          20,478,277
    01/01/2009 to 12/31/2009                            $11.91           $13.65          59,442,486
    01/01/2010 to 12/31/2010                            $13.65           $14.46          75,211,006
    01/01/2011 to 12/31/2011                            $14.46           $14.67          60,233,010
    01/01/2012 to 12/31/2012                            $14.67           $15.77          65,143,645
--------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                           $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                            $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                            $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                            $11.40            $9.02          24,830,005
    01/01/2009 to 12/31/2009                             $9.02           $10.65          82,197,582
    01/01/2010 to 12/31/2010                            $10.65           $11.58         100,001,194
    01/01/2011 to 12/31/2011                            $11.58           $11.51          96,778,216
    01/01/2012 to 12/31/2012                            $11.51           $12.49          98,362,559
--------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                           $10.02           $10.07             990,348
    01/01/2012 to 12/31/2012                            $10.07           $10.61           2,178,847

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    01/01/2003 to 12/31/2003                                 $8.17           $10.23           5,442,511
    01/01/2004 to 12/31/2004                                $10.23           $11.07           6,845,369
    01/01/2005 to 12/31/2005                                $11.07           $11.27           6,774,077
    01/01/2006 to 12/31/2006                                $11.27           $12.48           6,255,253
    01/01/2007 to 12/31/2007                                $12.48           $12.53           5,371,782
    01/01/2008 to 12/31/2008                                $12.53            $7.55           2,747,511
    01/01/2009 to 12/31/2009                                 $7.55            $9.05           3,372,332
    01/01/2010 to 12/31/2010                                 $9.05           $10.24           3,360,531
    01/01/2011 to 12/31/2011                                $10.24           $10.42           3,055,694
    01/01/2012 to 12/31/2012                                $10.42           $12.17           3,262,831
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $10.00            $8.90             201,672
    01/01/2012 to 12/31/2012                                 $8.90            $9.90             384,520
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    11/19/2007* to 12/31/2007                               $10.00           $11.51             120,901
    01/01/2008 to 12/31/2008                                $11.51            $7.33           2,184,002
    01/01/2009 to 12/31/2009                                 $7.33            $9.15          23,955,044
    01/01/2010 to 12/31/2010                                 $9.15           $10.29          36,192,438
    01/01/2011 to 12/31/2011                                $10.29            $9.88          25,866,646
    01/01/2012 to 12/31/2012                                 $9.88           $11.26          34,127,062
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/01/2003 to 12/31/2003                                 $9.14           $10.69           2,045,205
    01/01/2004 to 12/31/2004                                $10.69           $11.46           2,335,598
    01/01/2005 to 12/31/2005                                $11.46           $11.79           2,294,529
    01/01/2006 to 12/31/2006                                $11.79           $12.72           2,165,859
    01/01/2007 to 12/31/2007                                $12.72           $13.62           2,277,264
    01/01/2008 to 12/31/2008                                $13.62            $9.35           3,074,479
    01/01/2009 to 12/31/2009                                 $9.35           $11.72          33,399,889
    01/01/2010 to 12/31/2010                                $11.72           $12.89          55,550,099
    01/01/2011 to 12/31/2011                                $12.89           $12.25          42,779,977
    01/01/2012 to 12/31/2012                                $12.25           $13.39          45,395,568
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                                 $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                                 $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                                 $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                                 $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                                $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                                $10.55            $6.74           1,375,635
    01/01/2009 to 12/31/2009                                 $6.74            $8.88           2,524,147
    01/01/2010 to 12/31/2010                                 $8.88           $11.91           4,648,452
    01/01/2011 to 12/31/2011                                $11.91           $11.60           3,213,655
    01/01/2012 to 12/31/2012                                $11.60           $12.80           3,096,260

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                         $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                        $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                        $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                        $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                        $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                        $16.34           $11.30           6,242,966
    01/01/2009 to 12/31/2009                        $11.30           $14.11           6,242,625
    01/01/2010 to 12/31/2010                        $14.11           $17.49           6,195,308
    01/01/2011 to 12/31/2011                        $17.49           $16.17           5,166,090
    01/01/2012 to 12/31/2012                        $16.17           $18.79           3,913,693
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/01/2003 to 12/31/2003                         $9.09           $11.09           2,243,566
    01/01/2004 to 12/31/2004                        $11.09           $12.13           3,551,315
    01/01/2005 to 12/31/2005                        $12.13           $12.49           4,192,627
    01/01/2006 to 12/31/2006                        $12.49           $13.82           4,776,442
    01/01/2007 to 12/31/2007                        $13.82           $14.45           6,387,795
    01/01/2008 to 12/31/2008                        $14.45           $10.52          10,697,390
    01/01/2009 to 12/31/2009                        $10.52           $12.85          40,732,836
    01/01/2010 to 12/31/2010                        $12.85           $14.09          53,827,291
    01/01/2011 to 12/31/2011                        $14.09           $14.13          46,623,273
    01/01/2012 to 12/31/2012                        $14.13           $15.78          53,661,984
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    01/01/2003 to 12/31/2003                         $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                        $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                        $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                        $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                        $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                        $14.55            $8.32           2,874,755
    01/01/2009 to 12/31/2009                         $8.32           $10.13           3,572,238
    01/01/2010 to 12/31/2010                        $10.13           $11.28           4,182,015
    01/01/2011 to 12/31/2011                        $11.28           $10.91           3,313,597
    01/01/2012 to 12/31/2012                        $10.91           $12.58           4,588,707
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2003 to 12/31/2003                        $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                        $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                        $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                        $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                        $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                        $14.24           $13.67           4,228,137
    01/01/2009 to 12/31/2009                        $13.67           $15.07           6,337,072
    01/01/2010 to 12/31/2010                        $15.07           $15.67           7,114,847
    01/01/2011 to 12/31/2011                        $15.67           $16.05           6,639,260
    01/01/2012 to 12/31/2012                        $16.05           $16.61           5,533,305

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                              $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                              $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                              $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                             $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                             $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                             $11.96            $6.99           4,437,756
    01/01/2009 to 12/31/2009                              $6.99           $10.54          10,159,519
    01/01/2010 to 12/31/2010                             $10.54           $12.01          12,250,636
    01/01/2011 to 12/31/2011                             $12.01           $11.61           9,294,364
    01/01/2012 to 12/31/2012                             $11.61           $13.43          10,725,477
---------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/01/2003 to 12/31/2003                              $9.59           $12.59           2,011,627
    01/01/2004 to 12/31/2004                             $12.59           $16.25           2,040,188
    01/01/2005 to 12/31/2005                             $16.25           $21.00           3,677,613
    01/01/2006 to 12/31/2006                             $21.00           $23.93           2,942,718
    01/01/2007 to 12/31/2007                             $23.93           $33.07           3,950,105
    01/01/2008 to 12/31/2008                             $33.07           $16.27           2,088,027
    01/01/2009 to 12/31/2009                             $16.27           $23.89           4,621,252
    01/01/2010 to 12/31/2010                             $23.89           $28.31           5,827,673
    01/01/2011 to 12/31/2011                             $28.31           $23.69           4,562,770
    01/01/2012 to 12/31/2012                             $23.69           $24.14           4,495,210
---------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    12/05/2005* to 12/31/2005                            $10.00           $10.00             649,828
    01/01/2006 to 12/31/2006                             $10.00           $11.38           5,212,589
    01/01/2007 to 12/31/2007                             $11.38           $12.26           8,022,912
    01/01/2008 to 12/31/2008                             $12.26            $6.95           5,663,091
    01/01/2009 to 12/31/2009                              $6.95            $8.78           9,942,981
    01/01/2010 to 12/31/2010                              $8.78            $9.90          10,821,793
    01/01/2011 to 12/31/2011                              $9.90            $9.40           9,943,871
    01/01/2012 to 12/31/2012                              $9.40           $10.26          11,856,015
---------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                            $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                              $9.98            $9.30           4,064,760
    01/01/2009 to 12/31/2009                              $9.30           $10.21          12,750,275
    01/01/2010 to 12/31/2010                             $10.21           $10.83          17,651,916
    01/01/2011 to 12/31/2011                             $10.83           $11.29          18,170,336
    01/01/2012 to 12/31/2012                             $11.29           $11.98          18,416,796
---------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                            $10.00           $10.39             105,388
---------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    04/15/2005* to 12/31/2005                             $9.82           $11.44             606,613
    01/01/2006 to 12/31/2006                             $11.44           $12.49             553,827
    01/01/2007 to 12/31/2007                             $12.49           $13.64             604,401
    01/01/2008 to 12/31/2008                             $13.64            $7.90             346,210
    01/01/2009 to 12/31/2009                              $7.90           $10.86             554,304
    01/01/2010 to 07/16/2010                             $10.86           $10.63                   0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2003 to 12/31/2003                                    $8.15           $11.65             189,143
    01/01/2004 to 12/31/2004                                   $11.65           $13.66             414,631
    01/01/2005 to 12/31/2005                                   $13.66           $15.59             689,816
    01/01/2006 to 12/31/2006                                   $15.59           $18.88           1,081,552
    01/01/2007 to 12/31/2007                                   $18.88           $21.35           1,401,663
    01/01/2008 to 12/31/2008                                   $21.35           $12.29             984,931
    01/01/2009 to 12/31/2009                                   $12.29           $14.01             668,798
    01/01/2010 to 07/16/2010                                   $14.01           $13.31                   0
---------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2003 to 12/31/2003                                    $7.78           $10.71             404,789
    01/01/2004 to 12/31/2004                                   $10.71           $11.29             570,123
    01/01/2005 to 12/31/2005                                   $11.29           $11.53             281,775
    01/01/2006 to 12/31/2006                                   $11.53           $12.03             241,307
    01/01/2007 to 12/31/2007                                   $12.03           $13.24             249,298
    01/01/2008 to 12/31/2008                                   $13.24            $9.48             271,517
    01/01/2009 to 12/31/2009                                    $9.48           $13.42             749,780
    01/01/2010 to 07/16/2010                                   $13.42           $12.54                   0
---------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    01/01/2003 to 12/31/2003                                    $6.80            $9.16              66,435
    01/01/2004 to 12/31/2004                                    $9.16           $10.03              91,924
    01/01/2005 to 12/31/2005                                   $10.03            $9.92              87,726
    01/01/2006 to 12/31/2006                                    $9.92           $10.15             100,227
    01/01/2007 to 12/31/2007                                   $10.15           $10.55             106,856
    01/01/2008 to 12/31/2008                                   $10.55            $5.83             190,718
    01/01/2009 to 12/31/2009                                    $5.83            $7.38             331,489
    01/01/2010 to 12/31/2010                                    $7.38            $8.64             309,321
    01/01/2011 to 12/31/2011                                    $8.64            $7.57             380,808
    01/01/2012 to 12/31/2012                                    $7.57            $8.48             218,904
---------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                                  $10.08            $6.64           5,636,967
    01/01/2009 to 12/31/2009                                    $6.64            $8.50          51,503,013
    01/01/2010 to 12/31/2010                                    $8.50            $9.21          75,249,224
    01/01/2011 to 12/31/2011                                    $9.21            $8.91          53,326,792
    01/01/2012 to 09/21/2012                                    $8.91            $9.98                   0
---------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004                                       --           $11.85             311,233
    01/01/2005 to 12/31/2005                                   $11.85           $12.84             590,605
    01/01/2006 to 12/31/2006                                   $12.84           $17.48           1,507,757
    01/01/2007 to 12/31/2007                                   $17.48           $19.49           2,078,809
    01/01/2008 to 12/31/2008                                   $19.49           $10.97           1,122,006
    01/01/2009 to 12/31/2009                                   $10.97           $15.21             835,629
    01/01/2010 to 12/31/2010                                   $15.21           $16.42             651,544
    01/01/2011 to 12/31/2011                                   $16.42           $14.94             542,156
    01/01/2012 to 12/31/2012                                   $14.94           $18.42             521,128
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
    04/29/2011* to 12/31/2011                                  $10.03            $8.17             387,650
    01/01/2012 to 04/27/2012                                    $8.17            $9.26                   0
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
 FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
    04/29/2011* to 12/31/2011                                   $9.99            $9.12             385,638
    01/01/2012 to 12/31/2012                                    $9.12           $10.65             500,266

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND - SERIES I
    01/01/2003 to 12/31/2003                                   $7.09            $9.61            889,464
    01/01/2004 to 12/31/2004                                   $9.61           $10.72            668,032
    01/01/2005 to 12/31/2005                                  $10.72           $11.67            602,063
    01/01/2006 to 12/31/2006                                  $11.67           $13.33            605,730
    01/01/2007 to 12/31/2007                                  $13.33           $14.70            631,476
    01/01/2008 to 12/31/2008                                  $14.70            $7.51            384,426
    01/01/2009 to 12/31/2009                                   $7.51           $10.52            430,777
    01/01/2010 to 12/31/2010                                  $10.52           $12.81            390,143
    01/01/2011 to 04/29/2011                                  $12.81           $14.27                  0
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
    01/01/2003 to 12/31/2003                                   $8.76           $11.17            607,265
    01/01/2004 to 12/31/2004                                  $11.17           $11.94            585,185
    01/01/2005 to 12/31/2005                                  $11.94           $12.43          1,042,992
    01/01/2006 to 12/31/2006                                  $12.43           $14.24            778,674
    01/01/2007 to 12/31/2007                                  $14.24           $10.89            465,175
    01/01/2008 to 12/31/2008                                  $10.89            $4.34            540,897
    01/01/2009 to 12/31/2009                                   $4.34            $5.44            779,148
    01/01/2010 to 12/31/2010                                   $5.44            $5.91            872,026
    01/01/2011 to 04/29/2011                                   $5.91            $6.23                  0
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
    01/01/2003 to 12/31/2003                                   $8.00           $10.05            698,364
    01/01/2004 to 12/31/2004                                  $10.05           $10.64            937,586
    01/01/2005 to 12/31/2005                                  $10.64           $11.31          1,131,376
    01/01/2006 to 12/31/2006                                  $11.31           $11.71          1,250,782
    01/01/2007 to 12/31/2007                                  $11.71           $12.88          1,163,277
    01/01/2008 to 12/31/2008                                  $12.88            $9.04            849,932
    01/01/2009 to 12/31/2009                                   $9.04           $11.35          1,181,689
    01/01/2010 to 12/31/2010                                  $11.35           $11.76            545,135
    01/01/2011 to 12/31/2011                                  $11.76           $12.02            524,638
    01/01/2012 to 12/31/2012                                  $12.02           $14.29            462,518
--------------------------------------------------------------------------------------------------------------
INVESCO V.I. TECHNOLOGY FUND - SERIES I
    01/01/2003 to 12/31/2003                                   $5.50            $7.87            578,651
    01/01/2004 to 12/31/2004                                   $7.87            $8.09            512,424
    01/01/2005 to 12/31/2005                                   $8.09            $8.13            453,392
    01/01/2006 to 12/31/2006                                   $8.13            $8.84            513,442
    01/01/2007 to 12/31/2007                                   $8.84            $9.36            630,739
    01/01/2008 to 12/31/2008                                   $9.36            $5.11            453,772
    01/01/2009 to 12/31/2009                                   $5.11            $7.91            970,438
    01/01/2010 to 12/31/2010                                   $7.91            $9.44          1,132,899
    01/01/2011 to 12/31/2011                                   $9.44            $8.81            530,679
    01/01/2012 to 12/31/2012                                   $8.81            $9.64            353,005
--------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
    04/27/2012* to 12/31/2012                                 $10.05            $9.77            229,829

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
NASDAQ TARGET 15 PORTFOLIO
    01/01/2004 to 12/31/2004               --           $10.66             82,809
    01/01/2005 to 12/31/2005           $10.66           $10.83            134,177
    01/01/2006 to 12/31/2006           $10.83           $11.60            199,508
    01/01/2007 to 12/31/2007           $11.60           $13.88            403,709
    01/01/2008 to 12/31/2008           $13.88            $6.71            199,304
    01/01/2009 to 12/31/2009            $6.71            $7.71            140,231
    01/01/2010 to 12/31/2010            $7.71            $9.89            511,072
    01/01/2011 to 12/31/2011            $9.89            $9.85            211,183
    01/01/2012 to 12/31/2012            $9.85           $10.95            144,674
---------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    01/01/2003 to 12/31/2003            $8.66           $13.60          1,763,660
    01/01/2004 to 12/31/2004           $13.60           $16.02          2,103,950
    01/01/2005 to 12/31/2005           $16.02           $20.72          3,395,891
    01/01/2006 to 12/31/2006           $20.72           $27.43          2,835,328
    01/01/2007 to 12/31/2007           $27.43           $38.71          3,344,620
    01/01/2008 to 12/31/2008           $38.71           $16.04          1,630,334
    01/01/2009 to 12/31/2009           $16.04           $25.59          2,133,897
    01/01/2010 to 12/31/2010           $25.59           $29.23          1,632,797
    01/01/2011 to 12/31/2011           $29.23           $22.31          1,023,231
    01/01/2012 to 12/31/2012           $22.31           $25.62            797,727
---------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    01/01/2003 to 12/31/2003            $7.75           $12.57            942,605
    01/01/2004 to 12/31/2004           $12.57           $12.30            896,010
    01/01/2005 to 12/31/2005           $12.30           $14.45          1,723,105
    01/01/2006 to 12/31/2006           $14.45           $19.80          3,073,769
    01/01/2007 to 12/31/2007           $19.80           $28.77          2,473,589
    01/01/2008 to 12/31/2008           $28.77           $13.91          1,337,672
    01/01/2009 to 12/31/2009           $13.91           $21.10          1,821,822
    01/01/2010 to 12/31/2010           $21.10           $23.64          1,172,241
    01/01/2011 to 12/31/2011           $23.64           $16.97            568,287
    01/01/2012 to 12/31/2012           $16.97           $19.28            518,241
---------------------------------------------------------------------------------------
PROFUND VP BANKS
    01/01/2003 to 12/31/2003            $8.56           $10.90             93,067
    01/01/2004 to 12/31/2004           $10.90           $11.98            229,711
    01/01/2005 to 12/31/2005           $11.98           $11.77            351,876
    01/01/2006 to 12/31/2006           $11.77           $13.35            402,883
    01/01/2007 to 12/31/2007           $13.35            $9.55            389,926
    01/01/2008 to 12/31/2008            $9.55            $4.99          2,409,143
    01/01/2009 to 12/31/2009            $4.99            $4.70            746,620
    01/01/2010 to 12/31/2010            $4.70            $5.00            821,032
    01/01/2011 to 12/31/2011            $5.00            $3.60            310,912
    01/01/2012 to 12/31/2012            $3.60            $4.73            683,662

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    01/01/2003 to 12/31/2003            $8.46           $10.95          1,512,864
    01/01/2004 to 12/31/2004           $10.95           $11.87            529,237
    01/01/2005 to 12/31/2005           $11.87           $11.96            681,690
    01/01/2006 to 12/31/2006           $11.96           $13.58            779,466
    01/01/2007 to 12/31/2007           $13.58           $17.45          2,684,333
    01/01/2008 to 12/31/2008           $17.45            $8.34          1,183,553
    01/01/2009 to 12/31/2009            $8.34           $13.32          1,841,267
    01/01/2010 to 12/31/2010           $13.32           $16.99          1,479,120
    01/01/2011 to 12/31/2011           $16.99           $14.01            513,298
    01/01/2012 to 12/31/2012           $14.01           $14.94            344,526
---------------------------------------------------------------------------------------
PROFUND VP BEAR
    01/01/2003 to 12/31/2003           $11.38            $8.44          1,886,515
    01/01/2004 to 12/31/2004            $8.44            $7.45          1,202,243
    01/01/2005 to 12/31/2005            $7.45            $7.23          2,169,659
    01/01/2006 to 12/31/2006            $7.23            $6.57          1,868,606
    01/01/2007 to 12/31/2007            $6.57            $6.50          1,722,065
    01/01/2008 to 12/31/2008            $6.50            $8.95          2,326,201
    01/01/2009 to 12/31/2009            $8.95            $6.35          1,995,516
    01/01/2010 to 12/31/2010            $6.35            $5.13          1,870,682
    01/01/2011 to 12/31/2011            $5.13            $4.60          2,082,893
    01/01/2012 to 12/31/2012            $4.60            $3.77            965,635
---------------------------------------------------------------------------------------
PROFUND VP BIOTECHNOLOGY
    01/01/2003 to 12/31/2003            $7.09            $9.75            208,971
    01/01/2004 to 12/31/2004            $9.75           $10.52            757,678
    01/01/2005 to 12/31/2005           $10.52           $12.34            697,687
    01/01/2006 to 12/31/2006           $12.34           $11.64            393,923
    01/01/2007 to 12/31/2007           $11.64           $11.31            609,746
    01/01/2008 to 12/31/2008           $11.31           $11.33          1,249,287
    01/01/2009 to 12/31/2009           $11.33           $11.56            355,182
    01/01/2010 to 12/31/2010           $11.56           $11.95            254,803
    01/01/2011 to 12/31/2011           $11.95           $12.52            188,759
    01/01/2012 to 12/31/2012           $12.52           $17.33            338,800
---------------------------------------------------------------------------------------
PROFUND VP BULL
    01/01/2003 to 12/31/2003            $7.97            $9.84          3,563,562
    01/01/2004 to 12/31/2004            $9.84           $10.53          8,215,357
    01/01/2005 to 12/31/2005           $10.53           $10.64          7,846,866
    01/01/2006 to 12/31/2006           $10.64           $11.90          7,031,661
    01/01/2007 to 12/31/2007           $11.90           $12.12          4,013,033
    01/01/2008 to 12/31/2008           $12.12            $7.43          2,963,943
    01/01/2009 to 12/31/2009            $7.43            $9.08          3,113,781
    01/01/2010 to 12/31/2010            $9.08           $10.06          2,476,971
    01/01/2011 to 12/31/2011           $10.06            $9.89          3,165,929
    01/01/2012 to 12/31/2012            $9.89           $11.08          1,499,016

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    01/01/2003 to 12/31/2003                $8.28            $9.64             58,425
    01/01/2004 to 12/31/2004                $9.64           $10.36            369,007
    01/01/2005 to 12/31/2005               $10.36           $10.15            161,038
    01/01/2006 to 12/31/2006               $10.15           $11.25            548,567
    01/01/2007 to 12/31/2007               $11.25           $11.90            715,235
    01/01/2008 to 12/31/2008               $11.90            $8.58            609,574
    01/01/2009 to 12/31/2009                $8.58           $10.26            812,567
    01/01/2010 to 12/31/2010               $10.26           $11.84            702,138
    01/01/2011 to 12/31/2011               $11.84           $12.45            765,549
    01/01/2012 to 12/31/2012               $12.45           $13.58            450,591
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    01/01/2003 to 12/31/2003                $7.25            $9.04            136,269
    01/01/2004 to 12/31/2004                $9.04            $9.56            430,620
    01/01/2005 to 12/31/2005                $9.56            $8.97             86,431
    01/01/2006 to 12/31/2006                $8.97            $9.88            192,639
    01/01/2007 to 12/31/2007                $9.88            $8.91             67,292
    01/01/2008 to 12/31/2008                $8.91            $6.01            448,604
    01/01/2009 to 12/31/2009                $6.01            $7.74            295,250
    01/01/2010 to 12/31/2010                $7.74            $9.24          1,046,739
    01/01/2011 to 12/31/2011                $9.24            $9.58            481,308
    01/01/2012 to 12/31/2012                $9.58           $11.51            539,898
-------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    01/01/2003 to 12/31/2003                $7.93           $10.83          2,116,400
    01/01/2004 to 12/31/2004               $10.83           $12.17          1,812,435
    01/01/2005 to 12/31/2005               $12.17           $12.94          1,133,420
    01/01/2006 to 12/31/2006               $12.94           $14.95          2,790,577
    01/01/2007 to 12/31/2007               $14.95           $16.85          1,487,885
    01/01/2008 to 12/31/2008               $16.85            $9.28            649,001
    01/01/2009 to 12/31/2009                $9.28           $12.07          1,184,717
    01/01/2010 to 12/31/2010               $12.07           $12.19            852,300
    01/01/2011 to 12/31/2011               $12.19           $10.92            333,570
    01/01/2012 to 12/31/2012               $10.92           $12.52            461,143
-------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    01/01/2003 to 12/31/2003                $8.85           $11.23            398,159
    01/01/2004 to 12/31/2004               $11.23           $12.19            553,342
    01/01/2005 to 12/31/2005               $12.19           $12.46            616,872
    01/01/2006 to 12/31/2006               $12.46           $14.38            913,872
    01/01/2007 to 12/31/2007               $14.38           $11.44            498,292
    01/01/2008 to 12/31/2008               $11.44            $5.57          2,008,426
    01/01/2009 to 12/31/2009                $5.57            $6.30          1,432,294
    01/01/2010 to 12/31/2010                $6.30            $6.87          1,397,974
    01/01/2011 to 12/31/2011                $6.87            $5.82          1,034,776
    01/01/2012 to 12/31/2012                $5.82            $7.14          1,345,907

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    01/01/2003 to 12/31/2003            $7.94            $9.17            707,449
    01/01/2004 to 12/31/2004            $9.17            $9.23          1,318,525
    01/01/2005 to 12/31/2005            $9.23            $9.63          2,175,821
    01/01/2006 to 12/31/2006            $9.63            $9.96          2,106,409
    01/01/2007 to 12/31/2007            $9.96           $10.44          2,120,859
    01/01/2008 to 12/31/2008           $10.44            $7.78          1,638,682
    01/01/2009 to 12/31/2009            $7.78            $9.14          1,148,607
    01/01/2010 to 12/31/2010            $9.14            $9.25            875,030
    01/01/2011 to 12/31/2011            $9.25           $10.01            924,616
    01/01/2012 to 12/31/2012           $10.01           $11.56          1,121,561
---------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    01/01/2003 to 12/31/2003            $7.93           $10.01            318,339
    01/01/2004 to 12/31/2004           $10.01           $11.15            253,411
    01/01/2005 to 12/31/2005           $11.15           $11.23            211,678
    01/01/2006 to 12/31/2006           $11.23           $12.33            242,684
    01/01/2007 to 12/31/2007           $12.33           $13.55            708,921
    01/01/2008 to 12/31/2008           $13.55            $7.93            348,521
    01/01/2009 to 12/31/2009            $7.93            $9.68            634,240
    01/01/2010 to 12/31/2010            $9.68           $11.78            641,229
    01/01/2011 to 12/31/2011           $11.78           $11.38            404,533
    01/01/2012 to 12/31/2012           $11.38           $12.96            379,889
---------------------------------------------------------------------------------------
PROFUND VP INTERNET
    01/01/2003 to 12/31/2003            $8.57           $15.00            206,876
    01/01/2004 to 12/31/2004           $15.00           $17.89            992,879
    01/01/2005 to 12/31/2005           $17.89           $18.90            467,320
    01/01/2006 to 12/31/2006           $18.90           $18.84            200,072
    01/01/2007 to 12/31/2007           $18.84           $20.42            435,015
    01/01/2008 to 12/31/2008           $20.42           $11.08            116,246
    01/01/2009 to 12/31/2009           $11.08           $19.31            507,210
    01/01/2010 to 12/31/2010           $19.31           $25.70            455,035
    01/01/2011 to 12/31/2011           $25.70           $23.53             92,624
    01/01/2012 to 12/31/2012           $23.53           $27.71             98,828
---------------------------------------------------------------------------------------
PROFUND VP JAPAN
    01/01/2003 to 12/31/2003            $7.24            $9.03            426,718
    01/01/2004 to 12/31/2004            $9.03            $9.55            710,879
    01/01/2005 to 12/31/2005            $9.55           $13.31          3,413,954
    01/01/2006 to 12/31/2006           $13.31           $14.51          1,650,266
    01/01/2007 to 12/31/2007           $14.51           $12.85            552,230
    01/01/2008 to 12/31/2008           $12.85            $7.47            553,832
    01/01/2009 to 12/31/2009            $7.47            $8.11            519,793
    01/01/2010 to 12/31/2010            $8.11            $7.45            414,005
    01/01/2011 to 12/31/2011            $7.45            $5.97            292,468
    01/01/2012 to 12/31/2012            $5.97            $7.22            445,817

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    01/01/2004 to 12/31/2004               --           $10.37             72,725
    01/01/2005 to 12/31/2005           $10.37           $10.30          2,620,748
    01/01/2006 to 12/31/2006           $10.30           $11.05          2,181,106
    01/01/2007 to 12/31/2007           $11.05           $11.62          2,009,820
    01/01/2008 to 12/31/2008           $11.62            $7.37          1,340,839
    01/01/2009 to 12/31/2009            $7.37            $9.40          1,530,601
    01/01/2010 to 12/31/2010            $9.40           $10.47          1,282,022
    01/01/2011 to 12/31/2011           $10.47           $10.62          1,146,789
    01/01/2012 to 12/31/2012           $10.62           $11.77            796,871
---------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    01/01/2004 to 12/31/2004               --           $10.37            159,605
    01/01/2005 to 12/31/2005           $10.37           $10.51          2,141,309
    01/01/2006 to 12/31/2006           $10.51           $12.26          4,023,312
    01/01/2007 to 12/31/2007           $12.26           $12.08          1,984,257
    01/01/2008 to 12/31/2008           $12.08            $7.07          1,514,949
    01/01/2009 to 12/31/2009            $7.07            $8.31          1,108,254
    01/01/2010 to 12/31/2010            $8.31            $9.22          1,501,797
    01/01/2011 to 12/31/2011            $9.22            $8.96          1,122,050
    01/01/2012 to 12/31/2012            $8.96           $10.17            776,810
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    01/01/2003 to 12/31/2003            $7.70            $9.69          1,009,867
    01/01/2004 to 12/31/2004            $9.69           $10.58          2,220,901
    01/01/2005 to 12/31/2005           $10.58           $11.58          5,059,312
    01/01/2006 to 12/31/2006           $11.58           $11.84          1,594,539
    01/01/2007 to 12/31/2007           $11.84           $13.01          2,101,505
    01/01/2008 to 12/31/2008           $13.01            $7.83          1,117,437
    01/01/2009 to 12/31/2009            $7.83           $10.65          1,903,627
    01/01/2010 to 12/31/2010           $10.65           $13.45          2,021,397
    01/01/2011 to 12/31/2011           $13.45           $12.85          1,040,542
    01/01/2012 to 12/31/2012           $12.85           $14.58            684,764
---------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    01/01/2003 to 12/31/2003            $7.66           $10.23          1,455,513
    01/01/2004 to 12/31/2004           $10.23           $11.67          2,632,869
    01/01/2005 to 12/31/2005           $11.67           $12.49          2,164,543
    01/01/2006 to 12/31/2006           $12.49           $13.80          1,978,580
    01/01/2007 to 12/31/2007           $13.80           $13.70          1,436,105
    01/01/2008 to 12/31/2008           $13.70            $8.58            733,971
    01/01/2009 to 12/31/2009            $8.58           $11.05          1,398,727
    01/01/2010 to 12/31/2010           $11.05           $13.09            908,539
    01/01/2011 to 12/31/2011           $13.09           $12.37            727,867
    01/01/2012 to 12/31/2012           $12.37           $14.18            552,448
---------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    01/01/2003 to 12/31/2003            $6.45            $9.32          4,445,234
    01/01/2004 to 12/31/2004            $9.32            $9.94          4,885,351
    01/01/2005 to 12/31/2005            $9.94            $9.80          2,467,486
    01/01/2006 to 12/31/2006            $9.80           $10.16          1,764,614
    01/01/2007 to 12/31/2007           $10.16           $11.76          2,265,084
    01/01/2008 to 12/31/2008           $11.76            $6.65          1,171,313
    01/01/2009 to 12/31/2009            $6.65            $9.94          1,813,909
    01/01/2010 to 12/31/2010            $9.94           $11.56          1,576,633
    01/01/2011 to 12/31/2011           $11.56           $11.54            909,044
    01/01/2012 to 12/31/2012           $11.54           $13.19            644,940

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    01/01/2003 to 12/31/2003            $8.71           $10.48          1,225,844
    01/01/2004 to 12/31/2004           $10.48           $13.33          1,856,882
    01/01/2005 to 12/31/2005           $13.33           $17.22          2,573,777
    01/01/2006 to 12/31/2006           $17.22           $20.43          2,251,126
    01/01/2007 to 12/31/2007           $20.43           $26.61          2,322,451
    01/01/2008 to 12/31/2008           $26.61           $16.50          1,351,549
    01/01/2009 to 12/31/2009           $16.50           $18.75          1,326,030
    01/01/2010 to 12/31/2010           $18.75           $21.71          1,296,969
    01/01/2011 to 12/31/2011           $21.71           $21.83            829,408
    01/01/2012 to 12/31/2012           $21.83           $22.09            551,530
---------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    01/01/2003 to 12/31/2003            $8.56            $8.89            266,978
    01/01/2004 to 12/31/2004            $8.89            $7.93            527,336
    01/01/2005 to 12/31/2005            $7.93            $7.51            515,769
    01/01/2006 to 12/31/2006            $7.51            $8.28            716,678
    01/01/2007 to 12/31/2007            $8.28            $8.33            492,538
    01/01/2008 to 12/31/2008            $8.33            $6.60            588,925
    01/01/2009 to 12/31/2009            $6.60            $7.58            521,245
    01/01/2010 to 12/31/2010            $7.58            $7.49            268,122
    01/01/2011 to 12/31/2011            $7.49            $8.56            862,925
    01/01/2012 to 12/31/2012            $8.56            $9.42            302,309
---------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    01/01/2003 to 12/31/2003            $9.70           $13.29          1,329,806
    01/01/2004 to 12/31/2004           $13.29           $11.77          1,479,384
    01/01/2005 to 12/31/2005           $11.77           $14.62          2,426,531
    01/01/2006 to 12/31/2006           $14.62           $15.44          2,487,596
    01/01/2007 to 12/31/2007           $15.44           $18.60          3,177,702
    01/01/2008 to 12/31/2008           $18.60           $12.66          2,709,868
    01/01/2009 to 12/31/2009           $12.66           $16.86          2,850,817
    01/01/2010 to 12/31/2010           $16.86           $22.04          2,921,018
    01/01/2011 to 12/31/2011           $22.04           $17.51          2,103,701
    01/01/2012 to 12/31/2012           $17.51           $14.71          1,572,080
---------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    01/01/2003 to 12/31/2003            $9.86           $12.91            462,906
    01/01/2004 to 12/31/2004           $12.91           $16.15          1,816,706
    01/01/2005 to 12/31/2005           $16.15           $16.96            501,989
    01/01/2006 to 12/31/2006           $16.96           $22.10            926,728
    01/01/2007 to 12/31/2007           $22.10           $17.47            505,436
    01/01/2008 to 12/31/2008           $17.47           $10.09            587,638
    01/01/2009 to 12/31/2009           $10.09           $12.69            557,087
    01/01/2010 to 12/31/2010           $12.69           $15.57            509,622
    01/01/2011 to 12/31/2011           $15.57           $16.04            345,408
    01/01/2012 to 12/31/2012           $16.04           $18.48            392,557

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    01/01/2003 to 12/31/2003                $8.02            $7.56          1,817,924
    01/01/2004 to 12/31/2004                $7.56            $6.63          5,314,528
    01/01/2005 to 12/31/2005                $6.63            $6.00          3,415,324
    01/01/2006 to 12/31/2006                $6.00            $6.50          4,567,551
    01/01/2007 to 12/31/2007                $6.50            $6.06          1,806,294
    01/01/2008 to 12/31/2008                $6.06            $3.70          2,315,493
    01/01/2009 to 12/31/2009                $3.70            $4.81          3,128,225
    01/01/2010 to 12/31/2010                $4.81            $3.97          4,679,376
    01/01/2011 to 12/31/2011                $3.97            $2.44          2,645,539
    01/01/2012 to 12/31/2012                $2.44            $2.23          1,760,429
-------------------------------------------------------------------------------------------
PROFUND VP SEMICONDUCTOR
    01/01/2003 to 12/31/2003                $5.14            $9.51            423,958
    01/01/2004 to 12/31/2004                $9.51            $7.15            694,352
    01/01/2005 to 12/31/2005                $7.15            $7.64            746,084
    01/01/2006 to 12/31/2006                $7.64            $6.98            339,250
    01/01/2007 to 12/31/2007                $6.98            $7.35            272,048
    01/01/2008 to 12/31/2008                $7.35            $3.63            166,664
    01/01/2009 to 12/31/2009                $3.63            $5.86            794,698
    01/01/2010 to 12/31/2010                $5.86            $6.47            188,040
    01/01/2011 to 12/31/2011                $6.47            $6.12            125,111
    01/01/2012 to 12/31/2012                $6.12            $5.77             77,903
-------------------------------------------------------------------------------------------
PROFUND VP SHORT MID-CAP
    01/01/2004 to 12/31/2004                   --            $9.70             39,360
    01/01/2005 to 12/31/2005                $9.70            $8.64            364,782
    01/01/2006 to 12/31/2006                $8.64            $8.18            254,207
    01/01/2007 to 12/31/2007                $8.18            $7.82            131,223
    01/01/2008 to 12/31/2008                $7.82           $10.14            177,441
    01/01/2009 to 12/31/2009               $10.14            $6.44            364,588
    01/01/2010 to 12/31/2010                $6.44            $4.70            280,837
    01/01/2011 to 12/31/2011                $4.70            $4.24            232,550
    01/01/2012 to 12/31/2012                $4.24            $3.38            139,533
-------------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    01/01/2003 to 12/31/2003               $11.00            $6.78          1,535,439
    01/01/2004 to 12/31/2004                $6.78            $5.93            908,064
    01/01/2005 to 12/31/2005                $5.93            $5.88          2,494,108
    01/01/2006 to 12/31/2006                $5.88            $5.70          1,891,265
    01/01/2007 to 12/31/2007                $5.70            $4.96            860,024
    01/01/2008 to 12/31/2008                $4.96            $7.23            722,924
    01/01/2009 to 12/31/2009                $7.23            $4.22            898,026
    01/01/2010 to 12/31/2010                $4.22            $3.27            782,589
    01/01/2011 to 12/31/2011                $3.27            $2.88          1,249,273
    01/01/2012 to 12/31/2012                $2.88            $2.30            957,612
-------------------------------------------------------------------------------------------
PROFUND VP SHORT SMALL-CAP
    01/01/2004 to 12/31/2004                   --            $9.54            136,809
    01/01/2005 to 12/31/2005                $9.54            $9.11            220,842
    01/01/2006 to 12/31/2006                $9.11            $7.90            560,897
    01/01/2007 to 12/31/2007                $7.90            $8.12          1,000,449
    01/01/2008 to 12/31/2008                $8.12            $9.92            233,809
    01/01/2009 to 12/31/2009                $9.92            $6.59            463,501
    01/01/2010 to 12/31/2010                $6.59            $4.61            355,244
    01/01/2011 to 12/31/2011                $4.61            $4.12            702,306
    01/01/2012 to 12/31/2012                $4.12            $3.28            351,352

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    01/01/2003 to 12/31/2003            $7.69           $10.16          3,868,951
    01/01/2004 to 12/31/2004           $10.16           $11.98          4,677,820
    01/01/2005 to 12/31/2005           $11.98           $12.67          4,579,886
    01/01/2006 to 12/31/2006           $12.67           $13.54          1,643,633
    01/01/2007 to 12/31/2007           $13.54           $13.85            676,467
    01/01/2008 to 12/31/2008           $13.85            $8.99            990,289
    01/01/2009 to 12/31/2009            $8.99           $11.15          1,476,283
    01/01/2010 to 12/31/2010           $11.15           $13.79          1,733,790
    01/01/2011 to 12/31/2011           $13.79           $13.73          1,437,215
    01/01/2012 to 12/31/2012           $13.73           $15.19            495,243
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    01/01/2003 to 12/31/2003            $7.09            $9.39          5,144,632
    01/01/2004 to 12/31/2004            $9.39           $11.10          4,088,760
    01/01/2005 to 12/31/2005           $11.10           $11.35          1,398,441
    01/01/2006 to 12/31/2006           $11.35           $13.11          2,446,357
    01/01/2007 to 12/31/2007           $13.11           $11.96            714,107
    01/01/2008 to 12/31/2008           $11.96            $8.15            838,930
    01/01/2009 to 12/31/2009            $8.15            $9.65            610,084
    01/01/2010 to 12/31/2010            $9.65           $11.59            743,101
    01/01/2011 to 12/31/2011           $11.59           $10.94            752,713
    01/01/2012 to 12/31/2012           $10.94           $12.49            481,299
---------------------------------------------------------------------------------------
PROFUND VP TECHNOLOGY
    01/01/2003 to 12/31/2003            $6.03            $8.66            497,972
    01/01/2004 to 12/31/2004            $8.66            $8.48            727,580
    01/01/2005 to 12/31/2005            $8.48            $8.45            577,737
    01/01/2006 to 12/31/2006            $8.45            $8.98            673,628
    01/01/2007 to 12/31/2007            $8.98           $10.10          1,668,456
    01/01/2008 to 12/31/2008           $10.10            $5.53            322,313
    01/01/2009 to 12/31/2009            $5.53            $8.78          1,361,950
    01/01/2010 to 12/31/2010            $8.78            $9.56            652,534
    01/01/2011 to 12/31/2011            $9.56            $9.27            719,037
    01/01/2012 to 12/31/2012            $9.27           $10.06            287,188
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    01/01/2003 to 12/31/2003            $7.15            $7.21            398,350
    01/01/2004 to 12/31/2004            $7.21            $8.19            460,848
    01/01/2005 to 12/31/2005            $8.19            $7.52            456,586
    01/01/2006 to 12/31/2006            $7.52            $9.93          1,277,316
    01/01/2007 to 12/31/2007            $9.93           $10.59          1,098,402
    01/01/2008 to 12/31/2008           $10.59            $6.83            840,295
    01/01/2009 to 12/31/2009            $6.83            $7.21            472,593
    01/01/2010 to 12/31/2010            $7.21            $8.20            847,216
    01/01/2011 to 12/31/2011            $8.20            $8.22            476,200
    01/01/2012 to 12/31/2012            $8.22            $9.42            486,914

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    01/01/2003 to 12/31/2003           $11.56           $11.08            731,470
    01/01/2004 to 12/31/2004           $11.08           $11.79          1,051,158
    01/01/2005 to 12/31/2005           $11.79           $12.64          2,312,868
    01/01/2006 to 12/31/2006           $12.64           $11.86            821,668
    01/01/2007 to 12/31/2007           $11.86           $12.85          2,443,725
    01/01/2008 to 12/31/2008           $12.85           $18.92          2,696,273
    01/01/2009 to 12/31/2009           $18.92           $12.54          1,333,606
    01/01/2010 to 12/31/2010           $12.54           $13.58          1,042,250
    01/01/2011 to 12/31/2011           $13.58           $19.17          1,145,039
    01/01/2012 to 12/31/2012           $19.17           $19.03            721,134
---------------------------------------------------------------------------------------
PROFUND VP ULTRABULL
    01/01/2003 to 12/31/2003            $6.78           $10.20          1,431,345
    01/01/2004 to 12/31/2004           $10.20           $11.76          2,817,803
    01/01/2005 to 12/31/2005           $11.76           $11.87          1,158,024
    01/01/2006 to 12/31/2006           $11.87           $14.36          1,596,920
    01/01/2007 to 12/31/2007           $14.36           $14.24          1,964,725
    01/01/2008 to 12/31/2008           $14.24            $4.57          8,061,341
    01/01/2009 to 12/31/2009            $4.57            $6.50          1,590,074
    01/01/2010 to 12/31/2010            $6.50            $7.81            914,644
    01/01/2011 to 12/31/2011            $7.81            $7.31            689,374
    01/01/2012 to 12/31/2012            $7.31            $9.26            451,227
---------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    01/01/2003 to 12/31/2003            $5.71            $9.55          1,112,311
    01/01/2004 to 12/31/2004            $9.55           $11.99          3,106,849
    01/01/2005 to 12/31/2005           $11.99           $13.91          1,935,489
    01/01/2006 to 12/31/2006           $13.91           $15.14          1,588,771
    01/01/2007 to 12/31/2007           $15.14           $15.77          1,072,846
    01/01/2008 to 12/31/2008           $15.77            $5.04          2,684,256
    01/01/2009 to 12/31/2009            $5.04            $8.23          1,356,598
    01/01/2010 to 12/31/2010            $8.23           $12.11          1,530,577
    01/01/2011 to 12/31/2011           $12.11           $10.28            591,778
    01/01/2012 to 12/31/2012           $10.28           $13.40            516,451
---------------------------------------------------------------------------------------
PROFUND VP ULTRANASDAQ-100
    01/01/2003 to 12/31/2003            $3.53            $7.03          3,410,589
    01/01/2004 to 12/31/2004            $7.03            $7.89          6,592,447
    01/01/2005 to 12/31/2005            $7.89            $7.47          4,740,165
    01/01/2006 to 12/31/2006            $7.47            $7.70          2,319,572
    01/01/2007 to 12/31/2007            $7.70            $9.73          4,024,405
    01/01/2008 to 12/31/2008            $9.73            $2.61          3,358,757
    01/01/2009 to 12/31/2009            $2.61            $5.63          1,661,197
    01/01/2010 to 12/31/2010            $5.63            $7.48          1,359,439
    01/01/2011 to 12/31/2011            $7.48            $7.27          1,795,997
    01/01/2012 to 12/31/2012            $7.27            $9.57            563,727

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
PROFUND VP ULTRASMALL-CAP
    01/01/2003 to 12/31/2003                         $6.14           $12.04          1,702,558
    01/01/2004 to 12/31/2004                        $12.04           $15.52          5,098,565
    01/01/2005 to 12/31/2005                        $15.52           $15.23            816,754
    01/01/2006 to 12/31/2006                        $15.23           $18.87          1,580,595
    01/01/2007 to 12/31/2007                        $18.87           $16.11            527,856
    01/01/2008 to 12/31/2008                        $16.11            $5.36          2,519,397
    01/01/2009 to 12/31/2009                         $5.36            $7.39            747,146
    01/01/2010 to 12/31/2010                         $7.39           $10.79            930,703
    01/01/2011 to 12/31/2011                        $10.79            $8.61            508,081
    01/01/2012 to 12/31/2012                         $8.61           $10.97            395,941
----------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    01/01/2003 to 12/31/2003                         $7.83            $9.34            618,427
    01/01/2004 to 12/31/2004                         $9.34           $11.13          1,060,939
    01/01/2005 to 12/31/2005                        $11.13           $12.37          1,996,877
    01/01/2006 to 12/31/2006                        $12.37           $14.51          2,195,309
    01/01/2007 to 12/31/2007                        $14.51           $16.52          3,808,582
    01/01/2008 to 12/31/2008                        $16.52           $11.26          1,279,942
    01/01/2009 to 12/31/2009                        $11.26           $12.27            940,314
    01/01/2010 to 12/31/2010                        $12.27           $12.78            893,746
    01/01/2011 to 12/31/2011                        $12.78           $14.77          1,349,692
    01/01/2012 to 12/31/2012                        $14.77           $14.55            788,140
----------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.53            269,671
    01/01/2005 to 12/31/2005                        $10.53           $12.05            672,243
    01/01/2006 to 12/31/2006                        $12.05           $14.35            742,865
    01/01/2007 to 12/31/2007                        $14.35           $16.87            828,104
    01/01/2008 to 12/31/2008                        $16.87            $8.25            357,600
    01/01/2009 to 12/31/2009                         $8.25           $11.12            408,047
    01/01/2010 to 12/31/2010                        $11.12           $12.47            346,910
    01/01/2011 to 12/31/2011                        $12.47           $10.44            327,254
    01/01/2012 to 12/31/2012                        $10.44           $12.56            230,539
----------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $10.75            173,851
    01/01/2005 to 12/31/2005                        $10.75           $11.01            304,840
    01/01/2006 to 12/31/2006                        $11.01           $11.14            290,152
    01/01/2007 to 12/31/2007                        $11.14           $11.42            274,858
    01/01/2008 to 12/31/2008                        $11.42            $8.09            259,188
    01/01/2009 to 12/31/2009                         $8.09            $9.05            240,776
    01/01/2010 to 12/31/2010                         $9.05           $10.62            226,552
    01/01/2011 to 12/31/2011                        $10.62           $11.34            243,395
    01/01/2012 to 12/31/2012                        $11.34           $12.21            149,031
----------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    01/01/2004 to 12/31/2004                            --           $11.32          1,777,316
    01/01/2005 to 12/31/2005                        $11.32           $11.94          2,420,874
    01/01/2006 to 12/31/2006                        $11.94           $13.10          2,772,210
    01/01/2007 to 12/31/2007                        $13.10           $14.10          2,203,754
    01/01/2008 to 12/31/2008                        $14.10            $7.65          1,345,285
    01/01/2009 to 12/31/2009                         $7.65            $8.51            861,853
    01/01/2010 to 12/31/2010                         $8.51            $9.96            654,754
    01/01/2011 to 12/31/2011                         $9.96            $9.64            581,345
    01/01/2012 to 12/31/2012                         $9.64           $10.71            565,987

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    01/01/2004 to 12/31/2004                                             --           $10.48            155,695
    01/01/2005 to 12/31/2005                                         $10.48            $9.98            194,864
    01/01/2006 to 12/31/2006                                          $9.98           $12.32            481,064
    01/01/2007 to 12/31/2007                                         $12.32           $12.20            235,030
    01/01/2008 to 12/31/2008                                         $12.20            $8.58            249,670
    01/01/2009 to 12/31/2009                                          $8.58            $9.61            136,907
    01/01/2010 to 12/31/2010                                          $9.61           $11.04            221,649
    01/01/2011 to 12/31/2011                                         $11.04           $11.69            189,624
    01/01/2012 to 12/31/2012                                         $11.69           $12.73            184,517
---------------------------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/02/2005* to 12/31/2005                                        $10.00            $9.76          1,240,525
    01/01/2006 to 12/31/2006                                          $9.76           $11.34          2,310,768
    01/01/2007 to 12/31/2007                                         $11.34           $11.28          2,000,024
    01/01/2008 to 12/31/2008                                         $11.28            $6.59          1,374,063
    01/01/2009 to 12/31/2009                                          $6.59            $7.40            996,116
    01/01/2010 to 12/31/2010                                          $7.40            $8.48            902,956
    01/01/2011 to 12/31/2011                                          $8.48            $8.84          1,077,472
    01/01/2012 to 12/31/2012                                          $8.84            $9.18            630,897
---------------------------------------------------------------------------------------------------------------------
VALUE LINE TARGET 25 PORTFOLIO
    01/01/2004 to 12/31/2004                                             --           $12.59            389,792
    01/01/2005 to 12/31/2005                                         $12.59           $14.82          1,068,337
    01/01/2006 to 12/31/2006                                         $14.82           $15.00          1,119,827
    01/01/2007 to 12/31/2007                                         $15.00           $17.43          1,173,103
    01/01/2008 to 12/31/2008                                         $17.43            $7.74          1,027,401
    01/01/2009 to 12/31/2009                                          $7.74            $8.16            663,617
    01/01/2010 to 12/31/2010                                          $8.16           $10.47            604,695
    01/01/2011 to 12/31/2011                                         $10.47            $7.75            467,540
    01/01/2012 to 12/31/2012                                          $7.75            $9.25            312,129
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    01/01/2003 to 12/31/2003                                          $8.25           $10.23            314,757
    01/01/2004 to 12/31/2004                                         $10.23           $11.18            590,808
    01/01/2005 to 12/31/2005                                         $11.18           $11.59            534,648
    01/01/2006 to 12/31/2006                                         $11.59           $13.51            582,613
    01/01/2007 to 12/31/2007                                         $13.51           $13.66            497,287
    01/01/2008 to 12/31/2008                                         $13.66            $8.53            312,113
    01/01/2009 to 12/31/2009                                          $8.53            $9.81            287,896
    01/01/2010 to 07/16/2010                                          $9.81            $9.43                  0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $13.33           $16.11            637,587
    01/01/2011 to 12/31/2011                                         $16.11           $13.82            523,908
    01/01/2012 to 12/31/2012                                         $13.82           $15.45            401,945
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                         $9.43           $10.98            306,415
    01/01/2011 to 12/31/2011                                         $10.98           $10.57            290,158
    01/01/2012 to 12/31/2012                                         $10.57           $12.42            233,447
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $12.54           $15.82            385,986
    01/01/2011 to 12/31/2011                                         $15.82           $14.72            411,256
    01/01/2012 to 12/31/2012                                         $14.72           $17.48            413,544

                                                                                                  Number of
                                                              Accumulation     Accumulation      Accumulation
                                                              Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                               Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                     $9.59           $12.25           617,813
    01/01/2011 to 12/31/2011                                     $12.25           $11.52           383,450
    01/01/2012 to 12/31/2012                                     $11.52           $12.25           264,060



 *  Denotes the start date of these sub-accounts

                                     ASL II
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (3.05%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $12.13            20,597
    01/01/2010 to 12/31/2010                              $12.13           $13.17            65,536
    01/01/2011 to 12/31/2011                              $13.17           $12.43            29,622
    01/01/2012 to 12/31/2012                              $12.43           $13.57            36,253
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.04           $12.33            33,933
    01/01/2010 to 12/31/2010                              $12.33           $13.59            52,061
    01/01/2011 to 12/31/2011                              $13.59           $13.19            26,435
    01/01/2012 to 12/31/2012                              $13.19           $14.54            36,464
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.08           $12.38            11,520
    01/01/2010 to 12/31/2010                              $12.38           $13.66            10,502
    01/01/2011 to 12/31/2011                              $13.66           $13.72             7,324
    01/01/2012 to 05/04/2012                              $13.72           $14.83                 0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $11.96           104,004
    01/01/2010 to 12/31/2010                              $11.96           $13.02           131,786
    01/01/2011 to 12/31/2011                              $13.02           $12.47            52,667
    01/01/2012 to 12/31/2012                              $12.47           $13.60            56,424
----------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                             $10.00            $9.08                 0
    01/01/2012 to 12/31/2012                               $9.08            $9.85                 0
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.10           $12.67             3,083
    01/01/2010 to 12/31/2010                              $12.67           $13.81             2,749
    01/01/2011 to 12/31/2011                              $13.81           $13.33             1,157
    01/01/2012 to 12/31/2012                              $13.33           $14.65               912
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                               $9.96            $9.92                 0
    01/01/2010 to 12/31/2010                               $9.92           $10.52                 0
    01/01/2011 to 12/31/2011                              $10.52           $10.85                 0
    01/01/2012 to 12/31/2012                              $10.85           $10.84                 0

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                          $9.94            $9.54            10,856
    01/01/2010 to 12/31/2010                          $9.54           $10.23            53,548
    01/01/2011 to 12/31/2011                         $10.23           $10.88            99,457
    01/01/2012 to 12/31/2012                         $10.88           $10.98            49,369
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                        $10.00           $10.63            78,013
    01/01/2011 to 12/31/2011                         $10.63           $11.48           166,186
    01/01/2012 to 12/31/2012                         $11.48           $11.70           128,946
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                          $9.92            $9.61                 0
    01/01/2010 to 12/31/2010                          $9.61           $10.36                 0
    01/01/2011 to 12/31/2011                         $10.36           $11.41           300,079
    01/01/2012 to 12/31/2012                         $11.41           $11.69           203,929
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                          $9.91            $9.51                 0
    01/01/2010 to 12/31/2010                          $9.51           $10.27                 0
    01/01/2011 to 12/31/2011                         $10.27           $11.55                 0
    01/01/2012 to 12/31/2012                         $11.55           $11.85            57,097
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                          $9.88            $9.19                 0
    01/01/2010 to 12/31/2010                          $9.19            $9.96            67,081
    01/01/2011 to 12/31/2011                          $9.96           $11.46             5,989
    01/01/2012 to 12/31/2012                         $11.46           $11.82             3,224
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                        $10.00           $10.87            55,827
    01/01/2011 to 12/31/2011                         $10.87           $12.68           479,189
    01/01/2012 to 12/31/2012                         $12.68           $13.12           250,845
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                        $10.00           $11.87           148,179
    01/01/2012 to 12/31/2012                         $11.87           $12.18           231,919
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                        $10.00           $10.27            77,251
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.04           $12.23            88,371
    01/01/2010 to 12/31/2010                         $12.23           $13.44           112,968
    01/01/2011 to 12/31/2011                         $13.44           $12.71            48,818
    01/01/2012 to 12/31/2012                         $12.71           $14.02            64,061
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.04           $11.86            24,557
    01/01/2010 to 12/31/2010                         $11.86           $12.87            39,827
    01/01/2011 to 12/31/2011                         $12.87           $12.25            16,831
    01/01/2012 to 12/31/2012                         $12.25           $13.09            20,040
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                          $9.61           $14.41             3,009
    01/01/2010 to 12/31/2010                         $14.41           $17.98             2,762
    01/01/2011 to 12/31/2011                         $17.98           $18.59             1,055
    01/01/2012 to 12/31/2012                         $18.59           $20.78             1,973
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                          $9.98           $12.90             3,606
    01/01/2010 to 12/31/2010                         $12.90           $16.57             4,862
    01/01/2011 to 12/31/2011                         $16.57           $13.96             5,255
    01/01/2012 to 12/31/2012                         $13.96           $16.25             5,823

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.03           $11.89             9,882
    01/01/2010 to 12/31/2010                                      $11.89           $13.06            11,383
    01/01/2011 to 12/31/2011                                      $13.06           $12.35             6,047
    01/01/2012 to 12/31/2012                                      $12.35           $13.61             6,502
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.01           $12.21            40,030
    01/01/2010 to 12/31/2010                                      $12.21           $13.54            69,693
    01/01/2011 to 12/31/2011                                      $13.54           $12.93            27,636
    01/01/2012 to 12/31/2012                                      $12.93           $13.87            29,060
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.98           $12.07            33,032
    01/01/2010 to 12/31/2010                                      $12.07           $13.93            76,341
    01/01/2011 to 12/31/2011                                      $13.93           $12.67            31,690
    01/01/2012 to 12/31/2012                                      $12.67           $13.87            41,291
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $10.00           $10.64            85,979
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.86           $13.84             5,212
    01/01/2010 to 12/31/2010                                      $13.84           $16.13             5,671
    01/01/2011 to 12/31/2011                                      $16.13           $14.85             2,697
    01/01/2012 to 12/31/2012                                      $14.85           $18.26             2,502
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.05           $12.75             5,300
    01/01/2010 to 12/31/2010                                      $12.75           $13.64             5,682
    01/01/2011 to 12/31/2011                                      $13.64           $12.70               564
    01/01/2012 to 12/31/2012                                      $12.70           $14.74             1,000
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.12           $12.12             5,259
    01/01/2010 to 12/31/2010                                      $12.12           $13.27             4,461
    01/01/2011 to 12/31/2011                                      $13.27           $12.15             2,054
    01/01/2012 to 12/31/2012                                      $12.15           $14.10             2,577
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.06           $13.39            10,087
    01/01/2010 to 12/31/2010                                      $13.39           $15.56            11,918
    01/01/2011 to 12/31/2011                                      $15.56           $14.64             5,719
    01/01/2012 to 12/31/2012                                      $14.64           $16.97             5,361
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                       $9.95           $12.67            11,393
    01/01/2010 to 12/31/2010                                      $12.67           $15.58            11,365
    01/01/2011 to 12/31/2011                                      $15.58           $15.30             2,764
    01/01/2012 to 12/31/2012                                      $15.30           $17.16             5,135
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.02           $12.43             5,092
    01/01/2010 to 12/31/2010                                      $12.43           $13.68            10,081
    01/01/2011 to 12/31/2011                                      $13.68           $13.68             2,509
    01/01/2012 to 12/31/2012                                      $13.68           $15.11             5,003
------------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $10.02           $11.78             8,173
    01/01/2010 to 12/31/2010                                      $11.78           $12.74            48,976
    01/01/2011 to 12/31/2011                                      $12.74           $12.29            29,103
    01/01/2012 to 12/31/2012                                      $12.29           $13.13            27,510

                                                                                                 Number of
                                                             Accumulation     Accumulation      Accumulation
                                                             Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.14           $13.18             2,490
    01/01/2010 to 12/31/2010                                    $13.18           $14.63            11,291
    01/01/2011 to 12/31/2011                                    $14.63           $12.35             3,255
    01/01/2012 to 12/31/2012                                    $12.35           $14.42             4,810
----------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.12           $13.01             2,413
    01/01/2010 to 12/31/2010                                    $13.01           $14.02             2,501
    01/01/2011 to 12/31/2011                                    $14.02           $11.88             1,271
    01/01/2012 to 12/31/2012                                    $11.88           $13.44             1,073
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
 FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.04           $12.17            20,236
    01/01/2010 to 12/31/2010                                    $12.17           $13.42            32,414
    01/01/2011 to 12/31/2011                                    $13.42           $12.94            14,505
    01/01/2012 to 12/31/2012                                    $12.94           $14.25            12,999
----------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.08           $11.59            20,757
    01/01/2010 to 12/31/2010                                    $11.59           $12.06            27,863
    01/01/2011 to 12/31/2011                                    $12.06           $11.72            14,468
    01/01/2012 to 12/31/2012                                    $11.72           $12.58            14,931
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.08           $10.27                 0
    01/01/2010 to 12/31/2010                                    $10.27           $11.09               692
    01/01/2011 to 12/31/2011                                    $11.09           $10.82               502
    01/01/2012 to 12/31/2012                                    $10.82           $12.08             5,202
----------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                                   $10.14           $10.28                 0
    01/01/2010 to 12/31/2010                                    $10.28           $11.34               916
    01/01/2011 to 12/31/2011                                    $11.34           $10.34               252
    01/01/2012 to 12/31/2012                                    $10.34           $11.36               289
----------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.13           $13.50             6,659
    01/01/2010 to 12/31/2010                                    $13.50           $14.02            15,984
    01/01/2011 to 12/31/2011                                    $14.02           $12.35             3,646
    01/01/2012 to 12/31/2012                                    $12.35           $14.60             4,897
----------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.06           $12.65               573
    01/01/2010 to 12/31/2010                                    $12.65           $13.88            14,237
    01/01/2011 to 12/31/2011                                    $13.88           $12.89             2,571
    01/01/2012 to 12/31/2012                                    $12.89           $14.61             3,452
----------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.03           $12.00             1,494
    01/01/2010 to 12/31/2010                                    $12.00           $13.20             5,460
    01/01/2011 to 12/31/2011                                    $13.20           $14.10             3,371
    01/01/2012 to 12/31/2012                                    $14.10           $14.48             3,340
----------------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                    $10.01           $12.63            10,541
    01/01/2010 to 12/31/2010                                    $12.63           $14.66            10,205
    01/01/2011 to 12/31/2011                                    $14.66           $14.09             6,178
    01/01/2012 to 12/31/2012                                    $14.09           $15.33             5,047

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.07           $13.28             9,929
    01/01/2010 to 12/31/2010                              $13.28           $14.42             7,763
    01/01/2011 to 12/31/2011                              $14.42           $13.54             3,117
    01/01/2012 to 12/31/2012                              $13.54           $16.16             6,301
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.03           $12.07            12,013
    01/01/2010 to 12/31/2010                              $12.07           $13.20            19,094
    01/01/2011 to 12/31/2011                              $13.20           $12.72             5,650
    01/01/2012 to 12/31/2012                              $12.72           $14.44            12,520
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $10.00           $10.14                 0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.99           $13.14            12,399
    01/01/2010 to 12/31/2010                              $13.14           $15.75             8,558
    01/01/2011 to 12/31/2011                              $15.75           $14.74             4,926
    01/01/2012 to 12/31/2012                              $14.74           $16.92             5,226
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.00            $9.80            61,155
    01/01/2010 to 12/31/2010                               $9.80            $9.50            66,807
    01/01/2011 to 12/31/2011                               $9.50            $9.22            22,753
    01/01/2012 to 12/31/2012                               $9.22            $8.94            21,654
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.13           $13.62             1,324
    01/01/2010 to 12/31/2010                              $13.62           $16.31             2,199
    01/01/2011 to 12/31/2011                              $16.31           $15.42               751
    01/01/2012 to 12/31/2012                              $15.42           $17.51             4,345
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                             $10.03           $10.05                 0
    01/01/2012 to 12/31/2012                              $10.05           $10.21               454
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.98           $12.28             2,880
    01/01/2010 to 12/31/2010                              $12.28           $15.32            12,697
    01/01/2011 to 12/31/2011                              $15.32           $15.10             3,661
    01/01/2012 to 12/31/2012                              $15.10           $16.46            10,250
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.93           $11.99             1,364
    01/01/2010 to 12/31/2010                              $11.99           $13.98            13,027
    01/01/2011 to 04/29/2011                              $13.98           $15.60                 0
----------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                             $10.00           $10.22            17,403
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.05           $14.70               544
    01/01/2010 to 12/31/2010                              $14.70           $17.42             8,655
    01/01/2011 to 12/31/2011                              $17.42           $13.47             3,004
    01/01/2012 to 12/31/2012                              $13.47           $15.40             3,488
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.99           $10.41            10,719
    01/01/2010 to 12/31/2010                              $10.41           $10.49             8,917
    01/01/2011 to 12/31/2011                              $10.49           $10.40             3,150
    01/01/2012 to 12/31/2012                              $10.40           $10.55             3,391

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98           $10.98           109,219
    01/01/2010 to 12/31/2010                                $10.98           $11.46           174,087
    01/01/2011 to 12/31/2011                                $11.46           $11.47            92,726
    01/01/2012 to 12/31/2012                                $11.47           $12.15            96,820
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02           $11.53           117,847
    01/01/2010 to 12/31/2010                                $11.53           $12.36           141,279
    01/01/2011 to 12/31/2011                                $12.36           $12.10            76,596
    01/01/2012 to 12/31/2012                                $12.10           $12.95            76,027
------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                               $10.02           $10.05               193
    01/01/2012 to 12/31/2012                                $10.05           $10.43                85
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.08           $12.72                56
    01/01/2010 to 12/31/2010                                $12.72           $14.19               312
    01/01/2011 to 12/31/2011                                $14.19           $14.23               118
    01/01/2012 to 12/31/2012                                $14.23           $16.39                83
------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                               $10.00            $8.81                 0
    01/01/2012 to 12/31/2012                                 $8.81            $9.67                 0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
 FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.05           $12.26             8,395
    01/01/2010 to 12/31/2010                                $12.26           $13.59            20,779
    01/01/2011 to 12/31/2011                                $13.59           $12.86             9,445
    01/01/2012 to 12/31/2012                                $12.86           $14.45            11,058
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.08           $12.30            20,952
    01/01/2010 to 12/31/2010                                $12.30           $13.34            37,585
    01/01/2011 to 12/31/2011                                $13.34           $12.49            18,344
    01/01/2012 to 12/31/2012                                $12.49           $13.46            17,149
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.01           $13.05             1,009
    01/01/2010 to 12/31/2010                                $13.05           $17.25             4,684
    01/01/2011 to 12/31/2011                                $17.25           $16.57             1,545
    01/01/2012 to 12/31/2012                                $16.57           $18.01             4,955
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98           $12.85               758
    01/01/2010 to 12/31/2010                                $12.85           $15.70             9,508
    01/01/2011 to 12/31/2011                                $15.70           $14.31             2,394
    01/01/2012 to 12/31/2012                                $14.31           $16.40             3,290
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.04           $12.06            43,885
    01/01/2010 to 12/31/2010                                $12.06           $13.05            45,724
    01/01/2011 to 12/31/2011                                $13.05           $12.90            20,735
    01/01/2012 to 12/31/2012                                $12.90           $14.19            29,389
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.10           $12.82               240
    01/01/2010 to 12/31/2010                                $12.82           $14.07               187
    01/01/2011 to 12/31/2011                                $14.07           $13.42             1,337
    01/01/2012 to 12/31/2012                                $13.42           $15.25               120

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.02           $11.03             7,216
    01/01/2010 to 12/31/2010                                 $11.03           $11.31            13,161
    01/01/2011 to 12/31/2011                                 $11.31           $11.42             8,552
    01/01/2012 to 12/31/2012                                 $11.42           $11.65             8,562
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.99           $13.07             5,649
    01/01/2010 to 12/31/2010                                 $13.07           $14.68            16,473
    01/01/2011 to 12/31/2011                                 $14.68           $13.99             4,943
    01/01/2012 to 12/31/2012                                 $13.99           $15.95             7,580
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.30           $13.66            22,188
    01/01/2010 to 12/31/2010                                 $13.66           $15.96            33,585
    01/01/2011 to 12/31/2011                                 $15.96           $13.16            12,364
    01/01/2012 to 12/31/2012                                 $13.16           $13.22            17,404
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.06           $12.68            35,658
    01/01/2010 to 12/31/2010                                 $12.68           $14.09            29,905
    01/01/2011 to 12/31/2011                                 $14.09           $13.19             9,998
    01/01/2012 to 12/31/2012                                 $13.19           $14.19            18,422
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.99           $10.68               608
    01/01/2010 to 12/31/2010                                 $10.68           $11.17             8,009
    01/01/2011 to 12/31/2011                                 $11.17           $11.48             2,004
    01/01/2012 to 12/31/2012                                 $11.48           $12.00             4,104
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA GROWTH FUND
    05/01/2009 to 12/31/2009                                 $10.04           $12.55                 0
    01/01/2010 to 07/16/2010                                 $12.55           $12.19                 0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                                 $10.05           $12.65                96
    01/01/2010 to 07/16/2010                                 $12.65           $11.93                 0
-------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                                  $9.89           $12.76               471
    01/01/2010 to 07/16/2010                                 $12.76           $11.82                 0
-------------------------------------------------------------------------------------------------------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.10           $13.19                 0
    01/01/2010 to 12/31/2010                                 $13.19           $15.21               400
    01/01/2011 to 12/31/2011                                 $15.21           $13.14               113
    01/01/2012 to 12/31/2012                                 $13.14           $14.50               127
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                 $10.07           $12.74            43,424
    01/01/2010 to 12/31/2010                                 $12.74           $13.62           109,519
    01/01/2011 to 12/31/2011                                 $13.62           $12.98            50,893
    01/01/2012 to 09/21/2012                                 $12.98           $14.39                 0
-------------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.06           $14.39               685
    01/01/2010 to 12/31/2010                                 $14.39           $15.31             1,333
    01/01/2011 to 12/31/2011                                 $15.31           $13.73               657
    01/01/2012 to 12/31/2012                                 $13.73           $16.69               812
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
    04/29/2011* to 12/31/2011                                $10.03            $8.09               380
    01/01/2012 to 04/27/2012                                  $8.09            $9.13                 0

                                                                                                Number of
                                                            Accumulation     Accumulation      Accumulation
                                                            Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                             Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
 FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
    04/29/2011* to 12/31/2011                                   $9.99            $9.03              981
    01/01/2012 to 12/31/2012                                    $9.03           $10.40            1,301
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. DYNAMICS FUND - SERIES I
    05/01/2009 to 12/31/2009                                   $10.04           $13.06              637
    01/01/2010 to 12/31/2010                                   $13.06           $15.68              576
    01/01/2011 to 04/29/2011                                   $15.68           $17.38                0
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
    05/01/2009 to 12/31/2009                                   $10.00           $13.90            2,477
    01/01/2010 to 12/31/2010                                   $13.90           $14.86            1,798
    01/01/2011 to 04/29/2011                                   $14.86           $15.61                0
---------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
    05/01/2009 to 12/31/2009                                    $9.95           $12.67              410
    01/01/2010 to 12/31/2010                                   $12.67           $12.93            1,135
    01/01/2011 to 12/31/2011                                   $12.93           $13.03              509
    01/01/2012 to 12/31/2012                                   $13.03           $15.28              646
---------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
    04/27/2012* to 12/31/2012                                  $10.05            $9.67              486
---------------------------------------------------------------------------------------------------------------
NVIT DEVELOPING MARKETS FUND
    05/01/2009 to 12/31/2009                                   $10.12           $14.41            3,106
    01/01/2010 to 12/31/2010                                   $14.41           $16.23            2,867
    01/01/2011 to 12/31/2011                                   $16.23           $12.21              701
    01/01/2012 to 12/31/2012                                   $12.21           $13.82              674
---------------------------------------------------------------------------------------------------------------
PROFUND VP ASIA 30
    05/01/2009 to 12/31/2009                                   $10.20           $13.92                0
    01/01/2010 to 12/31/2010                                   $13.92           $15.37                0
    01/01/2011 to 12/31/2011                                   $15.37           $10.88                0
    01/01/2012 to 12/31/2012                                   $10.88           $12.18                0
---------------------------------------------------------------------------------------------------------------
PROFUND VP BANKS
    05/01/2009 to 12/31/2009                                    $9.77           $12.43                0
    01/01/2010 to 12/31/2010                                   $12.43           $13.05                0
    01/01/2011 to 12/31/2011                                   $13.05            $9.27                0
    01/01/2012 to 12/31/2012                                    $9.27           $11.99                0
---------------------------------------------------------------------------------------------------------------
PROFUND VP BASIC MATERIALS
    05/01/2009 to 12/31/2009                                   $10.15           $14.20              347
    01/01/2010 to 12/31/2010                                   $14.20           $17.86              463
    01/01/2011 to 12/31/2011                                   $17.86           $14.52                0
    01/01/2012 to 12/31/2012                                   $14.52           $15.27                0
---------------------------------------------------------------------------------------------------------------
PROFUND VP BEAR
    05/01/2009 to 12/31/2009                                    $9.94            $7.28            1,686
    01/01/2010 to 12/31/2010                                    $7.28            $5.80            7,621
    01/01/2011 to 12/31/2011                                    $5.80            $5.13            1,565
    01/01/2012 to 12/31/2012                                    $5.13            $4.14            1,206
---------------------------------------------------------------------------------------------------------------
PROFUND VP BULL
    05/01/2009 to 12/31/2009                                   $10.05           $12.58                0
    01/01/2010 to 12/31/2010                                   $12.58           $13.74                0
    01/01/2011 to 12/31/2011                                   $13.74           $13.32                0
    01/01/2012 to 12/31/2012                                   $13.32           $14.70                0

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2009 to 12/31/2009               $10.03           $12.49                0
    01/01/2010 to 12/31/2010               $12.49           $14.21              391
    01/01/2011 to 12/31/2011               $14.21           $14.73                0
    01/01/2012 to 12/31/2012               $14.73           $15.83                0
-------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2009 to 12/31/2009                $9.95           $12.22                0
    01/01/2010 to 12/31/2010               $12.22           $14.39              399
    01/01/2011 to 12/31/2011               $14.39           $14.72                0
    01/01/2012 to 12/31/2012               $14.72           $17.42                0
-------------------------------------------------------------------------------------------
PROFUND VP EUROPE 30
    05/01/2009 to 12/31/2009               $10.15           $13.55                0
    01/01/2010 to 12/31/2010               $13.55           $13.48                0
    01/01/2011 to 12/31/2011               $13.48           $11.91                0
    01/01/2012 to 12/31/2012               $11.91           $13.46                0
-------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2009 to 12/31/2009                $9.83           $12.79              834
    01/01/2010 to 12/31/2010               $12.79           $13.76              685
    01/01/2011 to 12/31/2011               $13.76           $11.50              115
    01/01/2012 to 12/31/2012               $11.50           $13.90              179
-------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2009 to 12/31/2009                $9.98           $12.70                0
    01/01/2010 to 12/31/2010               $12.70           $12.66                0
    01/01/2011 to 12/31/2011               $12.66           $13.52                0
    01/01/2012 to 12/31/2012               $13.52           $15.39                0
-------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2009 to 12/31/2009               $10.11           $12.70                0
    01/01/2010 to 12/31/2010               $12.70           $15.23                0
    01/01/2011 to 12/31/2011               $15.23           $14.50                0
    01/01/2012 to 12/31/2012               $14.50           $16.28                0
-------------------------------------------------------------------------------------------
PROFUND VP JAPAN
    05/01/2009 to 12/31/2009               $10.22           $11.29                0
    01/01/2010 to 12/31/2010               $11.29           $10.23                0
    01/01/2011 to 12/31/2011               $10.23            $8.08                0
    01/01/2012 to 12/31/2012                $8.08            $9.63                0
-------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2009 to 12/31/2009               $10.07           $12.56                0
    01/01/2010 to 12/31/2010               $12.56           $13.78                0
    01/01/2011 to 12/31/2011               $13.78           $13.78                0
    01/01/2012 to 12/31/2012               $13.78           $15.06                0
-------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2009 to 12/31/2009               $10.03           $12.61            1,267
    01/01/2010 to 12/31/2010               $12.61           $13.81              699
    01/01/2011 to 12/31/2011               $13.81           $13.21               66
    01/01/2012 to 12/31/2012               $13.21           $14.79               87
-------------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2009 to 12/31/2009                $9.99           $12.58            1,273
    01/01/2010 to 12/31/2010               $12.58           $15.66              702
    01/01/2011 to 12/31/2011               $15.66           $14.75               66
    01/01/2012 to 12/31/2012               $14.75           $16.50               88

                                                                            Number of
                                        Accumulation     Accumulation      Accumulation
                                        Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                         Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2009 to 12/31/2009                $9.92           $12.68                0
    01/01/2010 to 12/31/2010               $12.68           $14.81                0
    01/01/2011 to 12/31/2011               $14.81           $13.80                0
    01/01/2012 to 12/31/2012               $13.80           $15.59                0
-------------------------------------------------------------------------------------------
PROFUND VP NASDAQ-100
    05/01/2009 to 12/31/2009               $10.01           $12.96                0
    01/01/2010 to 12/31/2010               $12.96           $14.86                0
    01/01/2011 to 12/31/2011               $14.86           $14.62                0
    01/01/2012 to 12/31/2012               $14.62           $16.47                0
-------------------------------------------------------------------------------------------
PROFUND VP OIL & GAS
    05/01/2009 to 12/31/2009               $10.30           $11.85              404
    01/01/2010 to 12/31/2010               $11.85           $13.53              340
    01/01/2011 to 12/31/2011               $13.53           $13.42              115
    01/01/2012 to 12/31/2012               $13.42           $13.38              133
-------------------------------------------------------------------------------------------
PROFUND VP PHARMACEUTICALS
    05/01/2009 to 12/31/2009               $10.02           $13.00                0
    01/01/2010 to 12/31/2010               $13.00           $12.67                0
    01/01/2011 to 12/31/2011               $12.67           $14.26                0
    01/01/2012 to 12/31/2012               $14.26           $15.47                0
-------------------------------------------------------------------------------------------
PROFUND VP PRECIOUS METALS
    05/01/2009 to 12/31/2009               $10.01           $13.59                0
    01/01/2010 to 12/31/2010               $13.59           $17.51                0
    01/01/2011 to 12/31/2011               $17.51           $13.72                0
    01/01/2012 to 12/31/2012               $13.72           $11.36                0
-------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2009 to 12/31/2009                $9.62           $13.94                0
    01/01/2010 to 12/31/2010               $13.94           $16.85               40
    01/01/2011 to 12/31/2011               $16.85           $17.11                0
    01/01/2012 to 12/31/2012               $17.11           $19.44                0
-------------------------------------------------------------------------------------------
PROFUND VP RISING RATES OPPORTUNITY
    05/01/2009 to 12/31/2009               $10.11           $10.16            2,366
    01/01/2010 to 12/31/2010               $10.16            $8.27            7,909
    01/01/2011 to 12/31/2011                $8.27            $5.01            1,557
    01/01/2012 to 12/31/2012                $5.01            $4.52            1,288
-------------------------------------------------------------------------------------------
PROFUND VP SHORT NASDAQ-100
    05/01/2009 to 12/31/2009                $9.99            $7.05                0
    01/01/2010 to 12/31/2010                $7.05            $5.39                0
    01/01/2011 to 12/31/2011                $5.39            $4.68                0
    01/01/2012 to 12/31/2012                $4.68            $3.68                0
-------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2009 to 12/31/2009               $10.01           $12.50                0
    01/01/2010 to 12/31/2010               $12.50           $15.24               28
    01/01/2011 to 12/31/2011               $15.24           $14.96                0
    01/01/2012 to 12/31/2012               $14.96           $16.32                0
-------------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2009 to 12/31/2009                $9.96           $12.32            1,307
    01/01/2010 to 12/31/2010               $12.32           $14.59              721
    01/01/2011 to 12/31/2011               $14.59           $13.56               68
    01/01/2012 to 12/31/2012               $13.56           $15.27               90

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2009 to 12/31/2009                        $10.15           $10.95            1,469
    01/01/2010 to 12/31/2010                        $10.95           $12.28              966
    01/01/2011 to 12/31/2011                        $12.28           $12.13              120
    01/01/2012 to 12/31/2012                        $12.13           $13.70              174
----------------------------------------------------------------------------------------------------
PROFUND VP U.S. GOVERNMENT PLUS
    05/01/2009 to 12/31/2009                         $9.89            $8.85            1,341
    01/01/2010 to 12/31/2010                         $8.85            $9.44              156
    01/01/2011 to 12/31/2011                         $9.44           $13.14                0
    01/01/2012 to 12/31/2012                        $13.14           $12.86                0
----------------------------------------------------------------------------------------------------
PROFUND VP ULTRAMID-CAP
    05/01/2009 to 12/31/2009                         $9.94           $15.92                0
    01/01/2010 to 12/31/2010                        $15.92           $23.11                0
    01/01/2011 to 12/31/2011                        $23.11           $19.35                0
    01/01/2012 to 12/31/2012                        $19.35           $24.85                0
----------------------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2009 to 12/31/2009                        $10.23           $12.17              875
    01/01/2010 to 12/31/2010                        $12.17           $12.50              483
    01/01/2011 to 12/31/2011                        $12.50           $14.25               45
    01/01/2012 to 12/31/2012                        $14.25           $13.83               60
----------------------------------------------------------------------------------------------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                        $10.14           $13.32                0
    01/01/2010 to 12/31/2010                        $13.32           $14.72                0
    01/01/2011 to 12/31/2011                        $14.72           $12.14                0
    01/01/2012 to 12/31/2012                        $12.14           $14.41                0
----------------------------------------------------------------------------------------------------
S&P TARGET 24 PORTFOLIO
    05/01/2009 to 12/31/2009                        $10.00           $11.93                0
    01/01/2010 to 12/31/2010                        $11.93           $13.80              316
    01/01/2011 to 12/31/2011                        $13.80           $14.53               56
    01/01/2012 to 12/31/2012                        $14.53           $15.41               76
----------------------------------------------------------------------------------------------------
TARGET MANAGED VIP PORTFOLIO
    05/01/2009 to 12/31/2009                        $10.00           $12.22                0
    01/01/2010 to 12/31/2010                        $12.22           $14.12                0
    01/01/2011 to 12/31/2011                        $14.12           $13.46                0
    01/01/2012 to 12/31/2012                        $13.46           $14.75                0
----------------------------------------------------------------------------------------------------
THE DOW DART 10 PORTFOLIO
    05/01/2009 to 12/31/2009                        $10.14           $13.21                0
    01/01/2010 to 12/31/2010                        $13.21           $14.95              449
    01/01/2011 to 12/31/2011                        $14.95           $15.62               96
    01/01/2012 to 12/31/2012                        $15.62           $16.77              131
----------------------------------------------------------------------------------------------------
THE DOW TARGET DIVIDEND PORTFOLIO
    05/01/2009 to 12/31/2009                        $10.05           $13.63                0
    01/01/2010 to 12/31/2010                        $13.63           $15.39                0
    01/01/2011 to 12/31/2011                        $15.39           $15.82                0
    01/01/2012 to 12/31/2012                        $15.82           $16.19                0
----------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
    05/01/2009 to 12/31/2009                        $10.09           $12.19              329
    01/01/2010 to 07/16/2010                        $12.19           $11.63                0

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.94           $14.34               0
    01/01/2011 to 12/31/2011                                         $14.34           $12.13               0
    01/01/2012 to 12/31/2012                                         $12.13           $13.37               0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE
 CLASS 2
    07/16/2010* to 12/31/2010                                        $11.63           $13.46             282
    01/01/2011 to 12/31/2011                                         $13.46           $12.77             122
    01/01/2012 to 12/31/2012                                         $12.77           $14.79             154
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.82           $14.81               0
    01/01/2011 to 12/31/2011                                         $14.81           $13.59               0
    01/01/2012 to 12/31/2012                                         $13.59           $15.91               0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                         $9.59           $12.17               0
    01/01/2011 to 12/31/2011                                         $12.17           $11.28               0
    01/01/2012 to 12/31/2012                                         $11.28           $11.83               0



 *  Denotes the start date of these sub-accounts

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 EXAMPLES OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT CALCULATION The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

 Growth   =      Account Value of variable     minus    purchase payments -
              investment options plus Interim         proportional withdrawals
              Value of Fixed Allocations (no
                       MVA applies)

 Example with market increase
 Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                    Growth                           =                       $75,000 - [$50,000 - $0]
                                                     =                       $25,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     =                       $25,000 * 0.40
                                                     =                       $10,000

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $85,000

 Examples with market decline
 Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                    Growth                           =                       $45,000 - [$50,000 - $0]
                                                     =                       $-5,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     NO BENEFIT IS PAYABLE

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $50,000

 IN THIS EXAMPLE YOU WOULD RECEIVE NO ADDITIONAL BENEFIT FROM PURCHASING THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT.

 Example with market increase and withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

       Growth    =    $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                 =    $90,000 - [$50,000 - $10,000]
                 =    $90,000 - $40,000
                 =    $50,000


                            Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                            =                            $50,000 * 0.40
                                                            =                            $20,000
                            Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                            =                            $110,000

 EXAMPLES OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

 Highest Anniversary Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                              =    $90,000 - $18,000
                              =    $72,000

 Basic Death Benefit          =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                              =    max [$80,000, $40,000]
                              =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Anniversary Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                              =    $80,000 + $15,000 - $6,786
                              =    $88,214

 Basic Death Benefit          =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $88,214.

 EXAMPLES OF COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 EXAMPLE WITH MARKET INCREASE AND DEATH BEFORE DEATH BENEFIT TARGET DATE
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 EXAMPLE WITH WITHDRAWALS
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {(67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                              =    ($63,655 - $2,522) * 1.05
                              =    $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                        =    $80,000 + $15,000 - $6,786
                        =    $88,214

 Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                        =    max [$75,000, $60,357]
                        =    $75,000

 The Death Benefit therefore is $88,214.

               APPENDIX C - PLUS40 OPTIONAL LIFE INSURANCE RIDER

 PRUDENTIAL ANNUITIES' PLUS40 OPTIONAL LIFE INSURANCE RIDER WAS OFFERED, IN THOSE STATES WHERE APPROVED, BETWEEN NOVEMBER 18, 2002 FOR ASAP III,
 JANUARY 17, 2002 FOR ASL II AND APEX II, AND JANUARY 23, 2002 FOR XT6 AND MAY 1, 2003. THE DESCRIPTION BELOW OF THE PLUS40 BENEFIT APPLIES TO THOSE CONTRACT OWNERS WHO PURCHASED AN ANNUITY DURING THAT TIME PERIOD AND ELECTED THE PLUS40 BENEFIT.

 THE LIFE INSURANCE COVERAGE PROVIDED UNDER THE PLUS40 OPTIONAL LIFE INSURANCE RIDER ("PLUS40 RIDER" OR THE "RIDER") IS SUPPORTED BY PRUDENTIAL ANNUITIES' GENERAL ACCOUNT AND IS NOT SUBJECT TO, OR REGISTERED AS A SECURITY UNDER, EITHER THE SECURITIES ACT OF 1933 OR THE INVESTMENT COMPANY ACT OF 1940. INFORMATION ABOUT THE PLUS40 RIDER IS INCLUDED AS AN APPENDIX TO THIS PROSPECTUS TO HELP YOU UNDERSTAND THE RIDER AND THE RELATIONSHIP BETWEEN THE RIDER AND THE VALUE OF YOUR ANNUITY. IT IS ALSO INCLUDED BECAUSE YOU CAN ELECT TO PAY FOR THE RIDER WITH TAXABLE WITHDRAWALS FROM YOUR ANNUITY. THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THIS INFORMATION. HOWEVER, THE INFORMATION MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

 THE INCOME TAX-FREE LIFE INSURANCE PAYABLE TO YOUR BENEFICIARY(IES) UNDER THE PLUS40 RIDER IS EQUAL TO 40% OF THE ACCOUNT VALUE OF YOUR ANNUITY AS OF THE DATE WE RECEIVE DUE PROOF OF DEATH, SUBJECT TO CERTAIN ADJUSTMENTS, RESTRICTIONS AND LIMITATIONS DESCRIBED BELOW.

 ELIGIBILITY
 The Plus40 rider may be purchased as a rider on your Annuity. The Rider must cover those persons upon whose death the Annuity's death benefit becomes payable - the Annuity's owner or owners, or the Annuitant (in the case of an entity owned Annuity). If the Annuity has two Owners, the Rider's death benefit is payable upon the first death of such persons. If the Annuity is owned by an entity, the Rider's death benefit is payable upon the death of the Annuitant, even if a Contingent Annuitant is named.

 The minimum allowable age to purchase the Plus40 rider is 40; the maximum allowable age is 75. If the Rider is purchased on two lives, both persons must meet the age eligibility requirements. The Plus40 rider is not available to purchasers who use their Annuity as a funding vehicle for a Tax Sheltered Annuity (or 403(b)) or as a funding vehicle for a qualified plan under
 Section 401 of the Internal Revenue Code ("Code").

  ADJUSTMENTS, RESTRICTIONS & LIMITATIONS
   . If you die during the first 24 months following the effective date of the Plus40 rider (generally, the Issue Date of your Annuity), the death benefit will be limited to the amount of any charges paid for the Rider while it was in effect. While we will return the charges you have paid during the applicable period as the death benefit, your Beneficiary(ies) will receive no additional life insurance benefit from the Plus40 rider if you die within 24 months of its effective date.

   . If you make a Purchase Payment within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Purchase Payment(s). If we reduce the death benefit payable under the Plus40 rider based on this provision, we will return 50% of any charges paid for the Rider based on those purchase payments as an additional amount included in the death benefit under the Rider.

   . If we apply Credits to your Annuity based on purchase payments, such Credits are treated as Account Value for purposes of determining the death benefit payable under the Plus40 rider. However, if Credits were applied to purchase payments made within 24 months prior to the date of death, the Account Value used to determine the amount of the death benefit will be reduced by the amount of such Credits. If we reduce the death benefit payable under the Plus40 rider based on this provision, we will return 50% of any charges paid for the Rider based on such Credits as an additional amount included in the death benefit under the Rider.

   . If you become terminally ill (as defined in the Rider) and elect to receive a portion of the Plus40 rider's death benefit under the Accelerated Death Benefit provision, the amount that will be payable under the Rider upon your death will be reduced. Please refer to the Accelerated Death Benefit provision described below.

   . If charges for the Plus40 rider are due and are unpaid as of the date the death benefit is being determined, such charges will be deducted from the amount paid to your Beneficiary(ies).

   . If the age of any person covered under the Plus40 rider is misstated, we will adjust any coverage under the Rider to conform to the facts. For example, if, due to the misstatement, we overcharged you for coverage under the Rider, we will add any additional charges paid to the amount payable to your Beneficiary(ies). If, due to the misstatement, we undercharged you for coverage under the Rider, we will reduce the death benefit in proportion to the charges not paid as compared to the charges that would have been paid had there been no misstatement.

   . On or after an Owner reaches the expiry date of the Rider (the anniversary of the Annuity's Issue Date on or immediately after the 95/th/ birthday), coverage will terminate. No charge will be made for an Owner following the expiry date. If there are two Owners, the expiry date applies separately to each Owner; therefore, coverage may continue for one Owner and terminate as to the other Owner.

 MAXIMUM BENEFIT
 The Plus40 rider is subject to a Maximum Death Benefit Amount based on the purchase payments applied to your Annuity. The Plus40 rider may also be subject to a Per Life Maximum Benefit that is based on all amounts paid under any annuity contract we issue to you under which you have elected the Plus40 rider or similar life insurance coverage.

   . The Maximum Death Benefit Amount is 100% of the purchase payments increasing at 5% per year following the date each Purchase Payment is applied to the Annuity until the date of death. If purchase payments are applied to the Annuity within 24 months prior to the date of death, the Maximum Death Benefit Amount is decreased by the amount of such purchase payments.

   . The Per Life Maximum Benefit applies to purchase payments applied to any such annuity contracts more than 24 months from the date of death that exceed $1,000,000. If you make purchase payments in excess of $1,000,000, we will reduce the aggregate death benefit payable under all Plus40 riders, or similar riders issued by us, based on the combined amount of purchase payments in excess of $1,000,000 multiplied by 40%. If the Per Life Maximum Benefit applies, we will reduce the amount payable under each applicable Plus40 rider on a pro-rata basis. If the Per Life Maximum Benefit applies upon your death, we will return any excess charges that you paid on the portion of your Account Value on which no benefit is payable. The Per Life Maximum Benefit does not limit the amount of purchase payments that you may apply to your Annuity.

 ACCELERATED DEATH BENEFIT PROVISION
 If you become terminally ill, you may request that a portion of the death benefit payable under the Plus40 rider be prepaid instead of being paid to your Beneficiary(ies) upon your death. Subject to our requirements and where allowed by law, we will make a one time, lump sum payment. Our requirements include proof satisfactory to us, in writing, of terminal illness after the Rider's Effective Date.


 The maximum we will pay, before any reduction, is the lesser of 50% of the Rider's death benefit or $100,000. If you elect to accelerate payment of a portion of the death benefit under the Plus40 rider, the amount of the remaining death benefit is reduced by the prepaid amount accumulating at an annualized interest rate of 6.0%. Eligibility for an accelerated payout of a portion of your Plus40 rider death benefit may be more restrictive than any Medically-Related Surrender provision that may be applicable to you under the Annuity.


 CHARGES FOR THE PLUS40 RIDER
 The Plus40 rider has a current charge and a guaranteed maximum charge. The current charge for the Plus40 rider is based on a percentage of your Account Value as of the anniversary of the Issue Date of your Annuity. The applicable percentages differ based on the attained age, last birthday of the Owner(s) or Annuitant (in the case of an entity owned Annuity) as of the date the charge is due. We reserve the right to change the current charge, at any time, subject to regulatory approval where required. If there are two Owners, we calculate the current charge that applies to each Owner individually and deduct the combined amount as the charge for the Rider. There is no charge based on a person's life after coverage expires as to that person. However, a charge will still apply to the second of two Owners (and coverage will continue for such Owner) if such Owner has not reached the expiry date.

                                        PERCENTAGE OF
                          ATTAINED AGE  ACCOUNT VALUE
                          ----------------------------
                           Age 40-75        .80%
                          ----------------------------
                           Age 76-80       1.60%
                          ----------------------------
                           Age 81-85       3.20%
                          ----------------------------
                           Age 86-90       4.80%
                          ----------------------------
                            Age 91         6.50%
                          ----------------------------
                            Age 92         7.50%
                          ----------------------------
                            Age 93         8.50%
                          ----------------------------
                            Age 94         9.50%
                          ----------------------------
                            Age 95         10.50%
                          ----------------------------

 The charge for the Plus40 rider may also be subject to a guaranteed maximum charge that will apply if the current charge, when applied to the Account Value, exceeds the guaranteed maximum charge. The guaranteed maximum charge is based on a charge per $1,000 of insurance.

 We determine the charge for the Rider annually, in arrears. We deduct the charge: (1) upon your death; (2) on each anniversary of the Issue Date; (3) on the date that you begin receiving annuity payments; (4) if you surrender your Annuity other than a Medically-Related Surrender; or (5) if you choose to terminate the Rider. If the Rider terminates for any of the preceding reasons on a date other than the anniversary of the Annuity's Issue Date, the charge will be prorated. During the first year after the Annuity's Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, the charge will be prorated from the last anniversary of the Issue Date.


 You can elect to pay the annual charge through a redemption from your Annuity's Account Value or through funds other than those within the Annuity. If you do not elect a method of payment, we will automatically deduct the annual charge from your Annuity's Account Value. The manner in which you elect to pay for the Rider may have tax implications.

   . If you elect to pay the charge through a redemption of your Annuity's Account Value, the withdrawal will be treated as a taxable distribution, and will generally be subject to ordinary income tax on the amount of any investment gain withdrawn. If you are under age 59 1/2, the distribution may also be subject to a 10% penalty on any gain withdrawn, in addition to ordinary income taxes. We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge.

   . If you elect to pay the charge through funds other than those from your Annuity, we require that payment be made electronically in U.S. currency through a U.S. financial institution. If you elect to pay the charge through electronic transfer of funds and payment has not been received within 31 days from the due date, we will deduct the charge as a redemption from your Annuity, as described above.

 TERMINATION
 You can terminate the Plus40 rider at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the Rider. The Plus40 rider will terminate automatically on the date your Account Value is applied to begin receiving annuity payments, on the date you surrender the Annuity or, on the expiry date with respect to such person who reaches the expiry date. We may also terminate the Plus40 rider, if necessary, to comply with our interpretation of the Code and applicable regulations. Once terminated, you may not reinstate your coverage under the Plus40 rider.

 CHANGES IN ANNUITY DESIGNATIONS
 Changes in ownership and annuitant designations under the Annuity may result in changes in eligibility and charges under the Plus40 rider. These changes may include termination of the Rider. Please refer to the Rider for specific details.

 SPOUSAL ASSUMPTION
 A spousal beneficiary may elect to assume ownership of the Annuity instead of taking the Annuity's Death Benefit. However, regardless of whether a spousal beneficiary assumes ownership of the Annuity, the death benefit under the Plus40 rider will be paid despite the fact that the Annuity will continue. The spousal beneficiary can apply the death benefit proceeds under the Plus40 rider to the Annuity as a new Purchase Payment, can purchase a new annuity contract or use the death benefit proceeds for any other purpose. Certain restrictions may apply to an Annuity that is used as a qualified investment. Spousal beneficiaries may also be eligible to purchase the Plus40 rider, in which case the Annuity's Account Value, as of the date the assumption is effective, will be treated as the initial Purchase Payment under applicable provisions of the Rider.

 TAX CONSIDERATION
 The Plus40 rider was designed to qualify as a life insurance contract under the Code. As life insurance, under most circumstances, the Beneficiary(ies) does not pay any Federal income tax on the death benefit payable under the Rider.

 If your Annuity is being used as an Individual Retirement Annuity (IRA), we consider the Plus40 rider to be outside of your IRA, since premium for the Rider is paid for either with funds outside of your Annuity or with withdrawals previously subject to tax and any applicable tax penalty.

 We believe payments under the accelerated payout provision of the Rider will meet the requirements of the Code and the regulations in order to qualify as tax-free payments. To the extent permitted by law, we will change our procedures in relation to the Rider, or the definition of terminally ill, or any other applicable term in order to maintain the tax-free status of any amounts paid out under the accelerated payout provision.

        APPENDIX D - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAM

 PROGRAM RULES
   . Prior to December 5, 2005, you could elect an asset allocation program where the Sub-accounts for each asset class in each model portfolio were designated based on an evaluation of available Sub-accounts. Effective December 5, 2005, you can no longer enroll in an asset allocation program, but you will be permitted to remain in the program if you enrolled prior to the date. These program Rules reflect how the asset allocation program will be administered as of December 5, 2005 for those Owners who have chosen to remain in their program. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

 HOW THE ASSET ALLOCATION PROGRAM WORKS
   . Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you previously chose. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You will not be permitted to change from one model portfolio to another. Upon each rebalance, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

   . ADDITIONAL PURCHASE PAYMENTS: Unless otherwise requested, any additional purchase payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you chose. Allocation of additional purchase payments outside of your model portfolio but into a Sub-account will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

   . REBALANCING YOUR MODEL PORTFOLIO: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or had later been modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note - Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

   . SUB-ACCOUNT CHANGES WITHIN THE MODEL PORTFOLIOS: From time to time there may be a change in a Sub-account within your model portfolio. Unless directed by you or your Financial Professional to reallocate to the new Sub-account, rebalancing will continue in accordance with your unchanged model portfolio, unless the Sub-account is no longer available under your Annuity. If the Sub-account is no longer available we will notify you. If you do not consent to the new Sub-account, your lack of consent will be deemed a request to terminate the asset allocation program and the provisions under "Termination or Modification of the Asset Allocation Program" will apply.

   . OWNER CHANGES IN CHOICE OF MODEL PORTFOLIO: You may not change from the model portfolio that you have elected to any other model portfolio.

 TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:
   . You may request to terminate your asset allocation program at any time. Once you terminate your asset allocation program, you will not be permitted to re-enroll in the program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you are enrolled in certain optional benefits, termination of your asset allocation program must coincide with (i) the enrollment in a then currently available and approved asset allocation program or other approved option, or (ii) the allocation of your entire account value to the then required investment option(s) available with these benefits. However, if you are enrolled in certain optional benefits, you may terminate the benefit in order to then terminate your asset allocation program. Prudential Annuities reserves the right to terminate or modify the asset allocation program at any time.

 RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:
   . You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program and Systematic Withdrawals can only be made as flat dollar amounts.

 APPENDIX E - DESCRIPTION AND CALCULATION OF PREVIOUSLY OFFERED OPTIONAL DEATH
           BENEFITS (THIS APPLIES SOLELY TO APEX II, ASL II AND XT6)

 If you purchased your Annuity before November 18, 2002 and were not a resident of the State of New York, the following optional death benefits were offered:

 ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT PROVIDES A BENEFIT THAT IS PAYABLE IN ADDITION TO THE BASIC DEATH BENEFIT. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 75 or less. If the Annuity is owned by an entity, the Annuitant must be age 75 or less.

 CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above
    PLUS
 2. 50% of the "DEATH BENEFIT AMOUNT" less purchase payments reduced by proportional withdrawals.

 "DEATH BENEFIT AMOUNT" includes your Account Value and any amounts added to your Account Value under the Annuity's basic Death Benefit when the Death Benefit is calculated. Under the basic Death Benefit, amounts are added to your Account Value when the Account Value is less than purchase payments minus proportional withdrawals.

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn.

      The amount calculated in Items 1 & 2 above may be reduced by any Credits under certain circumstances.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS SUBJECT TO A MAXIMUM OF 50% OF ALL PURCHASE PAYMENTS APPLIED TO THE ANNUITY AT LEAST 12 MONTHS PRIOR TO THE DEATH OF THE DECEDENT THAT TRIGGERS THE PAYMENT OF THE DEATH BENEFIT.

 PLEASE REFER TO THE SECTION ENTITLED "TAX CONSIDERATIONS" FOR A DISCUSSION OF SPECIAL TAX CONSIDERATIONS FOR PURCHASERS OF THIS BENEFIT.

 NOTE: YOU MAY NOT ELECT THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IF YOU HAVE ELECTED ANY OTHER OPTIONAL DEATH BENEFIT.

 GUARANTEED MINIMUM DEATH BENEFIT
 If the Annuity has one Owner, the Owner must be age 80 or less at the time the optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 80 or less. If the Annuity is owned by an entity, the Annuitant must be age 80 or less.

 KEY TERMS USED WITH THE GUARANTEED MINIMUM DEATH BENEFIT

   . The Death Benefit Target Date is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" on or before the earlier of the Owner's date of death and the "Death Benefit Target Date".
   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date plus the sum of all purchase payments on or after such anniversary less the sum of all "Proportional Reductions" since such anniversary.
   . A Proportional Reduction is a reduction to the value being measured caused by a withdrawal, equaling the percentage of the withdrawal as compared to the Account Value as of the date of the withdrawal. For example, if your Account Value is $10,000 and you withdraw $2,000 (a 20% reduction), we will reduce both your Anniversary Value and the amount determined by purchase payments increasing at the appropriate interest rate by 20%.

 CALCULATION OF GUARANTEED MINIMUM DEATH BENEFIT
 The Guaranteed Minimum Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

 If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greatest of:

 1. the Account Value in the Sub-accounts plus the Interim Value of any Fixed Allocations (no MVA) as of the date we receive in writing "due proof of death"; and

 2. the sum of all purchase payments minus the sum of all Proportional Reductions, each increasing daily until the Owner's date of death at a rate of 5.0%, subject to a limit of 200% of the difference between the sum of all purchase payments and the sum of all withdrawals as of the Owner's date of death; and

 3. the "Highest Anniversary Value" on or immediately preceding the Owner's date of death.

 The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any Proportional Reductions since such date. The amount calculated in Items 1 & 3 above may be reduced by any Credits under certain circumstances.

 If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

 1. the Account Value as of the date we receive in writing "due proof of death" (an MVA may be applicable to amounts in any Fixed Allocations); and

 2. the greater of Item 2 & 3 above on the Death Benefit Target Date plus the sum of all purchase payments less the sum of all Proportional Reductions since the Death Benefit Target Date.

 The amount calculated in Item 1 above may be reduced by any Credits under certain circumstances.

 ANNUITIES WITH JOINT OWNERS
 For Annuities with Joint Owners, the Death Benefit is calculated as shown above except that the age of the oldest of the Joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own the Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of the Annuity and continue the contract instead of receiving the Death Benefit.

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefit is calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?
 You can terminate the Enhanced Beneficiary Protection Optional Death Benefit and the Guaranteed Minimum Death Benefit at any time. Upon termination, you will be required to pay a pro-rata portion of the annual charge for the benefit. Both optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 We deduct a charge from your Account Value if you elect to purchase either optional Death Benefit. The Enhanced Beneficiary Protection Death Benefit costs 0.25% of Account Value. The Guaranteed Minimum Death Benefit costs 0.30% of the current Death Benefit. The charges for these death benefits are deducted in arrears each Annuity Year. No charge applies after the Annuity Date. We deduct the charge:

 1. on each anniversary of the Issue Date;

 2. when Account Value is transferred to our general account prior to the Annuity Date;

 3. if you surrender your Annuity; and

 4. if you choose to terminate the benefit (Enhanced Beneficiary Protection Optional Death Benefit only)

 If you surrender the Annuity, elect to begin receiving annuity payments or terminate the benefit on a date other than an anniversary of the Issue Date, the charge will be prorated. During the first year after the Issue Date, the charge will be prorated from the Issue Date. In all subsequent years, it would be prorated from the last anniversary of the Issue Date.

 We first deduct the amount of the charge pro-rata from the Account Value in the variable investment options. We only deduct the charge pro-rata from the Fixed Allocations to the extent there is insufficient Account Value in the variable investment options to pay the charge. If your Annuity's Account Value is insufficient to pay the charge, we may deduct your remaining Account Value and terminate your Annuity. We will notify you if your Account Value is insufficient to pay the charge and allow you to submit an additional Purchase Payment to continue your Annuity.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 ADDITIONAL CALCULATIONS

 EXAMPLES OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT CALCULATION The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

      NOTE: The examples below do not include Credits which may be recovered by Prudential Annuities under certain circumstances.

 EXAMPLE WITH MARKET INCREASE
 Assume that the Owner's Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 50% of the "Death Benefit Amount" less purchase payments reduced by proportional withdrawals.

           Purchase payments               =           $50,000
           Account Value                   =           $75,000
           Basic Death Benefit             =           $75,000
           Death Benefit Amount            =           $75,000 - $50,000 = $25,000

           Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                           =           $75,000 + $12,500 = $87,500

 EXAMPLES WITH MARKET DECLINE
 Assume that the Owner's Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value less the amount of any Credits applied within 12-months prior to the date of death, whichever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS 50% of the "Death Benefit Amount" less purchase payments reduced by proportional withdrawals.

              Purchase payments                =             $50,000
              Account Value                    =             $40,000
              Basic Death Benefit              =             $50,000
              Death Benefit Amount             =             $50,000 - $50,000 = $0

              Amount Payable Under Enhanced Beneficiary Protection Optional Death Benefit
                                               =             $50,000 + $0 = $50,000

 IN THIS EXAMPLE YOU WOULD RECEIVE NO ADDITIONAL BENEFIT FROM PURCHASING THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT.

 EXAMPLES OF GUARANTEED MINIMUM DEATH BENEFIT CALCULATION
 The following are examples of how the Guaranteed Minimum Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made and that no withdrawals are made prior to the Owner's death. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options.

      NOTE: The examples below do not include Credits which may be recovered by Prudential Annuities under certain circumstances.

 EXAMPLE OF MARKET INCREASE
 Assume that the Owner's Account Value has generally been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $90,000. The Highest Anniversary Value at the end of any previous period is $72,000. The Death Benefit would be the Account Value ($90,000) because it is greater than the Highest Anniversary Value ($72,000) or the sum of prior purchase payments increased by 5.0% annually ($73,872.77).

 EXAMPLE OF MARKET DECREASE
 Assume that the Owner's Account Value generally increased until the fifth anniversary but generally has been decreasing since the fifth contract anniversary. On the date we receive due proof of death, the Account Value is $48,000. The Highest Anniversary Value at the end of any previous period is $54,000. The Death Benefit would be the sum of prior purchase payments increased by 5.0% annually ($73,872.77) because it is greater than the Highest Anniversary Value ($54,000) or the Account Value ($48,000).

 EXAMPLE OF MARKET INCREASE FOLLOWED BY DECREASE
 Assume that the Owner's Account Value increased significantly during the first six years following the Issue Date. On the sixth anniversary date the Account Value is $90,000. During the seventh Annuity Year, the Account Value increases to as high as $100,000 but then subsequently falls to $80,000 on the date we receive due proof of death. The Death Benefit would be the Highest Anniversary Value at the end of any previous period ($90,000), which occurred on the sixth anniversary, although the Account Value was higher during the subsequent period. The Account Value on the date we receive due proof of death ($80,000) is lower, as is the sum of all prior purchase payments increased by 5.0% annually ($73,872.77).

     APPENDIX F - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT


 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r (less than) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(greater than)0, Money moving from the Permitted
                                                            Sub-accounts to the Benefit Fixed Rate Account
 T    =    {Min(F, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(less than)0, Money moving from the Benefit Fixed Rate
                                                            Account to the Permitted Sub-accounts]

 EXAMPLE:
 MALE AGE 65 CONTRIBUTES $100,000 INTO THE PERMITTED SUB ACCOUNTS AND THE VALUE DROPS TO $92,300 DURING YEAR ONE, END OF DAY ONE. A TABLE OF VALUES FOR "A" APPEARS BELOW.

 TARGET VALUE CALCULATION:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 TARGET RATIO:

                     r    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 SINCE R (GREATER THAN) CU ( BECAUSE 83.11% (GREATER THAN) 83%) A TRANSFER INTO THE BENEFIT FIXED RATE ACCOUNT OCCURS.

 T    =    {Min (V, [L - F - V * C\\t\\] / (1 - C\\t\\))}
      =    {Min (92,300.00, [76,710.28 - 0 - 92,300.00 * 0.80] / (1 - 0.80))}
      =    {Min (92,300.00,14,351.40)}
      =    14,351.40

 FORMULA FOR CONTRACTS WITH 90% CAP FEATURE TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation" above.

 TRANSFER CALCULATION:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

         If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than)= .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap rule described above).

       . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                            Sub-accounts to Benefit Fixed Rate Account
 T    =    Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),     Money is transferred from the Benefit Fixed Rate
                                                              Account to the Permitted Sub-accounts

                 AGE 65 "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

        APPENDIX G - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE
                             INSURANCE DEPARTMENT


                                     ASL II NY                     APEX II NY                     ASAP III NY
------------------------------------------------------------------------------------------------------------------------
Minimum Investment         $15,000                        $10,000                        $1,000
------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age          Annuitant 85;                  Annuitant 85                   Annuitant 85
                           Oldest Owner 85                Oldest Owner 85                Oldest Owner 80
------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales  None                           4 Years                        7 Years
 Charge Schedule                                          (7%, 6%, 5%, 4%)               (7%, 6%, 5%, 4%, 3%,
                                                          (Applied to purchase           2%, 1%) (Applied to
                                                          payments based on the          purchase payments based
                                                          inception date of the          on the inception date of the
                                                          Annuity)                       Annuity)

------------------------------------------------------------------------------------------------------------------------
Insurance Charge           1.65%                          1.65%                          0.65%
------------------------------------------------------------------------------------------------------------------------
Distribution Charge        N/A                            N/A                            0.60% annuity years 1-7
                                                                                         0.0% annuity years 8+
------------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee     Lesser of $30 or 2% of         Lesser of $30 or 2% of         Lesser of $30 or 2% of
                           Account Value Waived for       Account Value Waived for       Account Value Waived for
                           Account Values exceeding       Account Values exceeding       Account Values exceeding
                           $100,000                       $100,000                       $100,000
------------------------------------------------------------------------------------------------------------------------
Transfer Fee               $10 after twenty in any        $10 after twenty in any        $10 after twenty in any
                           annuity year. May be           annuity year.                  annuity year. May be
                           increased to $15 after eight                                  increased to $15 after eight
                           in any annuity year                                           in any annuity year
------------------------------------------------------------------------------------------------------------------------
Contract Credit            No                             Yes. Effective for             Yes. Effective for
                                                          Contracts issued on or after   Contracts issued on or after
                                                          June 20, 2005. Generally       July 24, 2006. Generally
                                                          we apply a Loyalty Credit      we apply a Loyalty Credit
                                                          to your Annuity's Account      to your Annuity's Account
                                                          Value at the end of your       Value at the end of your
                                                          fifth contract year (i.e. on   fifth contract year (i.e. on
                                                          your fifth Contract            your fifth Contract
                                                          Anniversary). Currently        Anniversary). Currently
                                                          the Loyalty Credit is equal    the Loyalty Credit is equal
                                                          to 2.75% of total purchase     to 0.50% of total purchase
                                                          payments made during the       payments made during the
                                                          first four contract years      first four contract years
                                                          less the cumulative amount     less the cumulative amount
                                                          of withdrawals made            of withdrawals made
                                                          (including the deduction of    (including the deduction of
                                                          any CDSC amounts)              any CDSC amounts)
                                                          through the fifth Contract     through the fifth Contract
                                                          Anniversary                    Anniversary
------------------------------------------------------------------------------------------------------------------------
Fixed Allocation (If       Fixed Allocations Available    Fixed Allocations Available    Fixed Allocations Available
 available, early          (Currently offering            (Currently offering            (Currently offering
 withdrawals are subject   durations of: 5, 7, and 10     durations of: 5, 7, and 10     durations of: 2, 3, 5, 7, and
 to a Market Value         years) The MVA formula         years) The MVA formula         10 years) The MVA
 Adjustment) ("MVA")       for NY is [(1+I)/ (1+J)] N/    for NY is [(1+I)/ (1+J)] N/    formula for NY is [(1+I)/
                           365 The MVA formula            365 The MVA formula            (1+J)] N/365 The MVA
                           does not apply during the      does not apply during the      formula does not apply
                           30 day period immediately      30 day period immediately      during the 30 day period
                           before the end of the          before the end of the          immediately before the end
                           Guarantee Period.              Guarantee Period.              of the Guarantee Period.
------------------------------------------------------------------------------------------------------------------------
Variable Investment        All options generally          All options generally          All options generally
 Options                   available except where         available except where         available except where
                           restrictions apply when        restrictions apply when        restrictions apply when
                           certain riders are             certain riders are             certain riders are
                           purchased. ProFund             purchased. ProFund             purchased. ProFund
                           Portfolios are restricted for  Portfolios are restricted for  Portfolios are restricted for
                           ASL II, ASAP III, and          ASL II, ASAP III, and          ASL II, ASAP III, and
                           XTra Credit SIX.               XTra Credit SIX.               XTra Credit SIX.
------------------------------------------------------------------------------------------------------------------------

                                XTra Credit SIX NY
---------------------------------------------------------
Minimum Investment         $10,000
---------------------------------------------------------
Maximum Issue Age          Annuitant 85
                           Oldest Owner 75
---------------------------------------------------------
Contingent Deferred Sales  10 Years
 Charge Schedule           (9%, 9%, 8%, 7%, 6%,
                           5%, 4%, 3%, 2%, 1%)
                           (Applied to purchase
                           payments based on the
                           inception date of the
                           Annuity)
---------------------------------------------------------
Insurance Charge           0.65%
---------------------------------------------------------
Distribution Charge        1.00% annuity years 1-10
                           0.00% annuity years 11+
---------------------------------------------------------
Annual Maintenance Fee     Lesser of $30 or 2% of
                           Account Value


---------------------------------------------------------
Transfer Fee               $10 after twenty in any
                           annuity year


---------------------------------------------------------
Contract Credit            Yes The amount of the
                           credit applied to a Purchase
                           Payment is based on the
                           year the Purchase Payment
                           is received, for the first 6
                           years of the contract.
                           Currently the credit
                           percentages for each year
                           starting with the first year
                           are: 6.50%, 5.00%, 4.00%,
                           3.00%, 2.00%, and 1.00%.








---------------------------------------------------------
Fixed Allocation (If       No
 available, early
 withdrawals are subject
 to a Market Value
 Adjustment) ("MVA")





---------------------------------------------------------
Variable Investment        All options generally
 Options                   available except where
                           restrictions apply when
                           certain riders are
                           purchased. ProFund
                           Portfolios are restricted for
                           ASL II, ASAP III, and
                           XTra Credit SIX.
---------------------------------------------------------

                                       ASL II NY                     APEX II NY                   ASAP III NY
------------------------------------------------------------------------------------------------------------------------
Basic Death Benefit           The greater of: purchase      The greater of: purchase      The greater of: purchase
                              payments less proportional    payments less proportional    payments less proportional
                              withdrawals or Account        withdrawals or Account        withdrawals or Account
                              Value (variable) plus         Value (variable) plus         Value (variable) plus
                              Interim Value (fixed). (No    Interim Value (fixed). (No    Interim Value (fixed). (No
                              MVA applied)                  MVA applied)                  MVA applied)


------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits       Highest Anniversary Value     HAV                           HAV
 (for an additional cost)/1/  (HAV)
------------------------------------------------------------------------------------------------------------------------
Optional Living Benefits      GRO Plus, GRO Plus 2008       GRO Plus, GRO Plus 2008       GRO Plus, GRO Plus 2008
 (for an additional cost)/2/  Guaranteed Minimum            GMWB, GMIB, Lifetime          GMWB, GMIB, Lifetime
                              Withdrawal Benefit,           Five, Spousal Lifetime        Five, Spousal Lifetime
                              (GMWB), Guaranteed            Five, Highest Daily           Five, Highest Daily
                              Minimum Income Benefit        Lifetime Five, Highest        Lifetime Five, Highest
                              (GMIB), Lifetime Five,        Daily Lifetime Seven,         Daily Lifetime Seven,
                              Spousal Lifetime Five,        Spousal Highest Daily         Spousal Highest Daily
                              Highest Daily Lifetime        Lifetime Seven, Highest       Lifetime Seven, Highest
                              Five, Highest Daily           Daily GRO, Highest Daily      Daily GRO, Highest Daily
                              Lifetime Seven, Spousal       Lifetime 7 Plus, Spousal      Lifetime 7 Plus and
                              Highest Daily Lifetime        Highest Daily Lifetime 7      Spousal Highest Daily
                              Seven, Highest Daily          Plus, Highest Daily           Lifetime 7 Plus, Highest
                              GRO, Highest Daily            Lifetime 6 Plus, Spousal      Daily Lifetime 6 Plus,
                              Lifetime 7 Plus, Spousal      Highest Daily Lifetime 6      Spousal Highest Daily
                              Highest Daily Lifetime 7      Plus                          Lifetime 6 Plus
                              Plus, Highest Daily
                              Lifetime 6 Plus, Spousal
                              Highest Daily Lifetime 6
                              Plus
------------------------------------------------------------------------------------------------------------------------
Annuity Rewards/3/            No                            Available after initial       Available after initial
                                                            CDSC period                   CDSC period
------------------------------------------------------------------------------------------------------------------------
Annuitization Options         Fixed option only Annuity     Fixed option only Annuity     Fixed option only Annuity
                              date cannot exceed the first  date cannot exceed the first  date cannot exceed the first
                              day of the calendar month     day of the calendar month     day of the calendar month
                              following Annuitant's 90th    following Annuitant's 90th    following Annuitant's 90th
                              birthday. The maximum         birthday. The maximum         birthday. The maximum
                              Annuity Date is based on      Annuity Date is based on      Annuity Date is based on
                              the first Owner or            the first Owner or            the first Owner or
                              Annuitant to reach the        Annuitant to reach the        Annuitant to reach the
                              maximum age, as indicated     maximum age, as indicated     maximum age, as indicated
                              in your Annuity.              in your Annuity.              in your Annuity.
------------------------------------------------------------------------------------------------------------------------

                                   XTra Credit SIX NY
-----------------------------------------------------------
Basic Death Benefit           The greater of: purchase
                              payments less proportional
                              withdrawals or Account
                              Value (variable) (No MVA
                              applied) (No recapture of
                              credits applied within 12
                              months prior to date of
                              death)
-----------------------------------------------------------
Optional Death Benefits       HAV
 (for an additional cost)/1/
-----------------------------------------------------------
Optional Living Benefits      GRO Plus, GRO Plus 2008
 (for an additional cost)/2/  GMWB, GMIB, Lifetime
                              Five, Spousal Lifetime
                              Five, Highest Daily
                              Lifetime Five, Highest
                              Daily Lifetime Seven,
                              Spousal Highest Daily
                              Lifetime Seven, Highest
                              Daily GRO, Highest Daily
                              Lifetime 7 Plus and
                              Spousal Highest Daily
                              Lifetime 7 Plus, Highest
                              Daily Lifetime 6 Plus,
                              Spousal Highest Daily
                              Lifetime 6 Plus




-----------------------------------------------------------
Annuity Rewards/3/            Available after initial
                              CDSC period
-----------------------------------------------------------
Annuitization Options         Fixed option only Annuity
                              date cannot exceed the first
                              day of the calendar month
                              following Annuitant's 90th
                              birthday. The maximum
                              Annuity Date is based on
                              the first Owner or
                              Annuitant to reach the
                              maximum age, as indicated
                              in your Annuity.
-----------------------------------------------------------

 (1)For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 (2)For more information on these benefits, refer to the "Living Benefits"
    section in the Prospectus. Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Spousal Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Highest Daily Lifetime Seven with Lifetime Income Accelerator (LIA), Highest Daily Lifetime 7 Plus with BIO, Spousal Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA, and Highest Daily Lifetime 6 Plus with LIA are not currently available in New York.
 (3)The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

 For more information about variations applicable to annuities approved for sale by the New York State Insurance Department, please refer to your Annuity Contract.

                   APPENDIX H - FORMULA UNDER GRO PLUS 2008

 (The following formula also applies to elections of HD GRO, if HD GRO was elected prior to July 16, 2010)

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."


    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/.


 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

            T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

  FORMULA FOR ANNUITIES WITH 90% CAP RULE FEATURE - GRO PLUS 2008 AND HIGHEST
                                   DAILY GRO

 (The following formula also applies to elections of HD GRO with 90% cap, if HD GRO with 90% cap was elected prior to July 16, 2010)

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\1\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 TRANSFER CALCULATION
 The formula, which is set on the Effective Date of the 90% Cap Rule, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

                         If (B / (V + B) (greater than) .90), then
                         T         =         B - [(V + B) * .90]

 If T as described above is greater than $0, then that amount ("T") is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

 On each Valuation Date thereafter (including the Effective Date of the 90% Cap Rule, provided (B / (V + B) (less than) = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability
 (L)."


   L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/.


 Next the formula calculates the following formula ratio:

                             r    =    (L - B) / V

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap rule"). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap rule.

  APPENDIX I - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT


 (including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)

 1. FORMULA FOR CONTRACTS ISSUED ON OR AFTER JULY 21, 2008 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] /(1 - C\\t\\))}    Money is transferred from the
                                                                                           Permitted Sub-accounts and Fixed Rate
                                                                                           Options to the AST Investment Grade
                                                                                           Bond Sub-account
 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}                 Money is transferred from the AST
                                                                                           Investment Grade Bond Sub-account to
                                                                                           the Permitted Sub- accounts

 {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] /(1 - C\\t\\))}   Money is transferred from the
                                                                                 Permitted Sub-accounts and Fixed Rate
                                                                                 Options to the AST Investment Grade
                                                                                 Bond Sub-account
 {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}                Money is transferred from the AST
                                                                                 Investment Grade Bond Sub-account to
                                                                                 the Permitted Sub- accounts

 2. FORMULA FOR CONTRACTS ISSUED PRIOR TO 7/21/08 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                                  L = 0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money is transferred from the Permitted
                                                               Sub-accounts to the AST Investment Grade Bond
                                                               Portfolio Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the
                                                               Permitted Sub-accounts

 3. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED PRIOR TO JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                         If (B / (V + B) (greater than) .90) then
                         T         =         B - [(V + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (V + B) (less than)= .90), the following asset transfer calculation is performed:

                      Target Ratio r    =    (L - B) / V

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Rule described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + B)) - B),                 Money is transferred from the elected
           [L - B - V * C\\t\\] / (1 - C\\t\\))                Sub-accounts to the AST Investment Grade Bond
                                                               Portfolio Sub-account

 T    =    {Min (B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the elected
                                                               Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP RULE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 4. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED ON OR AFTER JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                  If (B / (V\\V\\ + V\\F\\ + B) (greater than) .90) then
                  T         =         B - [(V\\V\\ + V\\F\\ + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (V\\V\\ + V\\F\\ + B) (less than)= .90), the following asset transfer calculation is performed:


              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\)


       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Rule described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the elected
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts to AST Investment Grade Bond
                                                                               Portfolio Sub-account.

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Portfolio Sub-account to the elected
                                                                               Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP RULE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur.

 Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

   APPENDIX J - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT


 (including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

     TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                      ASTINVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\1\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional purchase payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\+ V\\F\\) is equal to zero, no calculation is necessary.

                               L = 0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                 Target Ratio r = (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) Cu and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))               Sub-accounts and Fixed Rate Options to the AST
                                                                            Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                            Grade Bond Sub-account to the Permitted
                                                                            Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub- accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX K - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below. For Annuities issued in New York, please see Appendix G.



Jurisdiction                                      Special Provisions
---------------------------------------------------------------------------------------------------------
Connecticut    Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Hawaii         Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Iowa           Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Maryland       Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Massachusetts  If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any
               Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum
               Withdrawal Benefit).
               Medically Related Surrenders are not available.
---------------------------------------------------------------------------------------------------------
Montana        If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
---------------------------------------------------------------------------------------------------------
Nevada         Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Fixed
               Allocations are not available.
---------------------------------------------------------------------------------------------------------
New York       Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
North Dakota   Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Texas          Death benefit suspension not applicable upon provision of evidence of good health. See annuity contract for exact details.
---------------------------------------------------------------------------------------------------------
Utah           Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Vermont        Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Washington     If your Annuity was issued in Washington, and you have elected Highest Daily Lifetime
               Five, or any version of Highest Daily Lifetime Seven or Highest Daily Lifetime 7 Plus,
               the Guaranteed Minimum Account Value Credit otherwise available on these optional benefits is not available. Fixed Allocations are not available. Combination Roll-Up Value and Highest Periodic Value Death Benefit not available. Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------

     APPENDIX L - FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT


 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

 For each guarantee provided under the program,

   .   G\\i\\ is the Principal Value of the guarantee

   . t\\i\\ is the number of whole and partial years until the maturity date of the guarantee.

   . r\\i\\ is the current fixed rate associated with Fixed Allocations of length t\\i\\ (t\\i\\ is rounded to the next highest integer to determine this rate).

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each guarantee the value (L\\i\\) that, if appreciated at the current fixed rate, would equal the Principal Value on the applicable maturity date. We call the greatest of these values the "current liability (L)."

          L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + r\\i\\)/ti/

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if L (greater than) (AV - 0.2
 * V), and V (greater than) 0.

 The transfer amount is calculated by the following formula:


                    T = MIN(V, (V - (1 / 0.23) * (AV - L)))


 A transfer from the Fixed Allocations to the Sub-accounts will occur if L (less than) (AV - 0.26 * V), and F (greater than) 0.

 The transfer amount is calculated by the following formula:


                    T = MIN(F, ((1 / 0.23) * (AV - L) - V))

        APPENDIX M - FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT


 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter this pre-determined mathematical formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

   .   G is the Principal Value of the guarantee

   . t is the number of whole and partial years between the current Valuation Day and the maturity date.

   . t\\i\\ is the number of whole and partial years between the next Valuation Day (i.e., the Valuation Day immediately following the current Valuation Day) and the maturity date.

   . r is the fixed rate associated with Fixed Allocations of length t (t\\1\\ is rounded to the next highest whole number to determine this rate) as of the current Valuation Day.

   . r\\i\\ is the fixed rate associated with Fixed Allocations of length t\\1\\ (t\\1\\ is rounded to the next highest whole number to determine this rate) as of the next Valuation Day.

   . M is the total maturity value of all Fixed Allocations, i.e., the total value that the Fixed Allocations will have on the maturity date of the guarantee if no subsequent transactions occur.

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining a "cushion", D:

                      D = 1 - [(G - M) / (1 + r)/t/] / V

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if D (less than) 0.20, V (greater than) 0, and V (greater than) 0.02 * AV.

 The transfer amount is calculated by the following formula:


 T = MIN(V, (V * (0.75 * (1 + r\\i\\)/ti/ - G + M) / (0.75 * (1 + r\\i\\)/ti/ - (1 + r)/t/)))


 A transfer from the Fixed Allocations to the Sub-accounts will occur if D (greater than) 0.30 and F (greater than) 0.

 The transfer amount is calculated by the following formula:


 T = MIN(F, (V * (0.75 * (1 + r\\i\\)/ti/ - G + M) / ((1 + r)/t/ - 0.75 * (1 + r\\i\\)/ti/)))

   APPENDIX N - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT


 (including Highest Daily Lifetime 6 Plus with LIA)

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors).

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the Permitted
           [L -B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                 Sub-accounts and DCA Fixed Rate Options to the
                                                                               AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Sub-account to the Permitted
                                                                               Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06.

                     APPENDIX O - FORMULA FOR GRO PLUS II

 (The following formula also applies to elections of HD GRO II, if HD GRO II was elected prior to July 16, 2010)

 The following are the terms and definitions referenced in the transfer calculation formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."


    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/


 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap rule"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

   T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

                  APPENDIX P - FORMULA FOR HIGHEST DAILY GRO


 Formula for elections of HD GRO on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F \\is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee
       Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".


      L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/.


 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                       r = (L - B) / (V\\V\\ + V\\F\\).

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T = {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

     T = {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

                 APPENDIX Q - FORMULA FOR HIGHEST DAILY GRO II


 Formula for elections of HD GRO II made on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 The following are the Terms and Definitions referenced in the Transfer Calculation Formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F \\is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".


      L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/.


 Where:
   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                       r = (L - B) / (V\\V\\ + V\\F\\).

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T = {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

     T = {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITIES ANNUITY DESCRIBED IN
                         PROSPECTUS (PLEASE CHECK ONE) ASAPIIIPROS (05/2013)        , APEX2PROS
                         (05/2013)         , ASL2PROS (05/2013)        , XT6PROS (05/2013).
                                           ----------------------------------------
                                             (print your name)
                                           ----------------------------------------
                                                 (address)
                                           ----------------------------------------
                                            (city/state/zip code)


  Variable Annuity Issued by:                Variable Annuity Distributed by:

  PRUDENTIAL ANNUITIES LIFE                              PRUDENTIAL ANNUITIES
  ASSURANCE CORPORATION                                    DISTRIBUTORS, INC.
  A Prudential Financial Company               A Prudential Financial Company
  One Corporate Drive                                     One Corporate Drive
  Shelton, Connecticut 06484                       Shelton, Connecticut 06484
  Telephone: 1-888-PRU-2888                           Telephone: 203-926-1888
  http://www.prudentialannuities.com       http://www.prudentialannuities.com

                               MAILING ADDRESSES:

   Please see the section of this prospectus entitled "How To Contact Us" for where to send your request for a Statement of Additional Information.

                [LOGO] Prudential
                      Bring Your Challenges


                The Prudential Insurance Company of America
                751 Broad Street
                Newark, NJ 07102-3777

                                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

 OPTIMUM/SM/
 OPTIMUM FOUR/SM/
 OPTIMUM PLUS/SM/

 FLEXIBLE PREMIUM DEFERRED ANNUITIES

 PROSPECTUS: MAY 1, 2013

 This prospectus describes three different flexible premium deferred annuities (the "Annuities" or the "Annuity") issued by Prudential Annuities Life Assurance Corporation ("Prudential Annuities(R)", "we", "our", or "us") exclusively through LPL Financial Corporation. If you are receiving this prospectus, it is because you currently own one of these Annuities. These Annuities are no longer offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. EACH ANNUITY OR CERTAIN OF ITS INVESTMENT OPTIONS AND/OR FEATURES MAY NOT BE AVAILABLE IN ALL STATES. VARIOUS RIGHTS, BENEFITS AND CERTAIN FEES MAY DIFFER AMONG STATES TO MEET APPLICABLE LAWS AND/OR REGULATIONS. There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend for you. In addition, the selling broker-dealer firm through which each Annuity is sold not make available or may not recommend to its customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firm may restrict the optional benefits that it does make available to its customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. For more information about variations applicable to your state, please refer to your Annuity or consult your Financial Professional. For some of the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix E. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Prudential Annuities. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because the Optimum Plus Annuity grants credits with respect to your Purchase Payments, the expenses of Optimum Plus may be higher than expenses for an Annuity without a credit. In addition, the amount of the credits you receive under the Optimum Plus Annuity may be more than offset over time by the additional fees and charges associated with the credit.


 THE SUB-ACCOUNTS
 Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered:
 Advanced Series Trust and Wells Fargo Variable Trust. See the following page for a complete list of Sub-accounts.

 PLEASE READ THIS PROSPECTUS
 PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you, by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this Prospectus entitled "How To Contact Us" for our Service Office address.


 THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.


--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 OPTIMUM/SM/, OPTIMUM FOUR/SM/, OPTIMUM PLUS/SM/, ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES.
--------------------------------------------------------------------------------
                  FOR FURTHER INFORMATION CALL: 1-888-PRU-2888


               Prospectus Dated:         Statement of Additional
               May 1, 2013                    Information Dated:
                                                     May 1, 2013
               OAP-PROS-0513                            LPLOASAI


  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                       THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS

 Please note that you may not allocate Purchase Payments to the AST Investment
    Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond
                                Portfolio 2024)


 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation
   AST Balanced Asset Allocation
   AST BlackRock Value
   AST Bond Portfolio 2015
   AST Bond Portfolio 2016
   AST Bond Portfolio 2017
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021
   AST Bond Portfolio 2022
   AST Bond Portfolio 2023
   AST Bond Portfolio 2024
   AST Capital Growth Asset Allocation
   AST Cohen & Steers Realty
   AST Federated Aggressive Growth
   AST Goldman Sachs Large-Cap Value
   AST Goldman Sachs Mid-Cap Growth
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST J.P. Morgan International Equity
   AST Large-Cap Value
   AST Lord Abbett Core Fixed Income
   AST Marsico Capital Growth
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman/LSV Mid-Cap Value
   AST New Discovery Asset Allocation
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Equity Income
   AST T. Rowe Price Large-Cap Growth
   AST Templeton Global Bond
   AST Western Asset Core Plus Bond

 WELLS FARGO VARIABLE TRUST
   Wells Fargo Advantage VT International Equity -- class 1
   Wells Fargo Advantage VT Omega Growth -- class 1

                                   CONTENTS



GLOSSARY OF TERMS.....................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES..................................................  5

EXPENSE EXAMPLES...................................................................... 15

SUMMARY............................................................................... 17

INVESTMENT OPTIONS.................................................................... 22

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?................... 22
 WHAT ARE THE FIXED ALLOCATIONS?...................................................... 31

FEES AND CHARGES...................................................................... 32

 WHAT ARE THE CONTRACT FEES AND CHARGES?.............................................. 32
 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?......................................... 34
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............................ 34
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................................ 34

PURCHASING YOUR ANNUITY............................................................... 35

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?....................... 35

MANAGING YOUR ANNUITY................................................................. 38

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?...................... 38
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?......................................... 39
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?............................................. 39
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?......................... 40
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?..................... 40

MANAGING YOUR ACCOUNT VALUE........................................................... 41

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?......................................... 41
 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?...... 41
 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE OPTIMUM AND OPTIMUM
   FOUR ANNUITIES?.................................................................... 41
 HOW DO I RECEIVE CREDITS UNDER THE OPTIMUM PLUS ANNUITY?............................. 42
 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE OPTIMUM PLUS ANNUITY?............. 42
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?........... 43
 DO YOU OFFER DOLLAR COST AVERAGING?.................................................. 44
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?..................................... 45
 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?......................................... 45
 WHAT IS THE BALANCED INVESTMENT PROGRAM?............................................. 46
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?. 46
 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?.............. 46
 HOW DO THE FIXED ALLOCATIONS WORK?................................................... 47
 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?.................................... 47
 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?........................................... 48
 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?....................................... 49

ACCESS TO ACCOUNT VALUE............................................................... 50

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?..................................... 50
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES?........... 50
 CAN I WITHDRAW A PORTION OF MY ANNUITY?.............................................. 50
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?........................................ 51
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?...... 51
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE
   CODE?.............................................................................. 51
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.......... 52
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................................ 52
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?.......................... 53
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?......................................... 53
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?................................. 54
 HOW ARE ANNUITY PAYMENTS CALCULATED?................................................. 54


                                      (i)


LIVING BENEFIT PROGRAMS.....................................................................  56

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE................................................................................  56
 GUARANTEED RETURN OPTION PLUS/SM/ II (GRO PLUS/SM/ II).....................................  58
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO/SM/ II)..........................  62
 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS/SM/)...........................................  67
 GUARANTEED RETURN OPTION (GRO)(R)..........................................................  71
 GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO PLUS 2008).....................................  74
 HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/................................  79
 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)...............................................  85
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)...................................................  88
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)...........................................  92
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)...........................  97
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)............... 101
 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME SEVEN)............. 109
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME
   SEVEN)................................................................................... 122
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/....... 132
 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 7
   PLUS)/SM/................................................................................ 145
 HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD LIFETIME 6 PLUS)...................... 155
 SPOUSAL HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (SHD LIFETIME 6 PLUS)............. 168

DEATH BENEFIT............................................................................... 178

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.............................................. 178
 BASIC DEATH BENEFIT........................................................................ 178
 OPTIONAL DEATH BENEFITS.................................................................... 178
 PRUDENTIAL ANNUITIES' ANNUITY REWARDS...................................................... 183
 PAYMENT OF DEATH BENEFITS.................................................................. 184

VALUING YOUR INVESTMENT..................................................................... 187

 HOW IS MY ACCOUNT VALUE DETERMINED?........................................................ 187
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?................................................. 187
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?................................................ 187
 HOW DO YOU VALUE FIXED ALLOCATIONS?........................................................ 187
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?................................................ 187
 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?.............. 189

TAX CONSIDERATIONS.......................................................................... 190

GENERAL INFORMATION......................................................................... 199

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?................................................. 199
 WHO IS PRUDENTIAL ANNUITIES?............................................................... 199
 WHAT ARE SEPARATE ACCOUNTS?................................................................ 200
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?....................................... 201
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?................................. 202
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................................ 204
 FINANCIAL STATEMENTS....................................................................... 204
 HOW TO CONTACT US.......................................................................... 204
 INDEMNIFICATION............................................................................ 205
 LEGAL PROCEEDINGS.......................................................................... 205
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 207

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B....................... A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS......................................... B-1

APPENDIX C - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS............................ C-1

APPENDIX D - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT....................... D-1

APPENDIX E - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT......... E-1

APPENDIX F - FORMULA UNDER GRO PLUS 2008.................................................... F-1


                                     (ii)


APPENDIX G - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT....................................... G-1

APPENDIX H - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME PLUS INCOME BENEFIT........................................ H-1

APPENDIX I - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES..... I-1

APPENDIX J - FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT................ J-1

APPENDIX K - FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT..................... K-1

APPENDIX L - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT...................................... L-1

APPENDIX M - FORMULA FOR GRO PLUS II BENEFIT........................................ M-1

APPENDIX N - FORMULA FOR HIGHEST DAILY GRO BENEFIT.................................. N-1

APPENDIX O - FORMULA FOR HIGHEST DAILY GRO II BENEFIT............................... O-1


                                     (iii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. With respect to Optimum Plus, the Account Value includes any Credits we applied to your purchase payments that we are entitled to take back under certain circumstances. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.


 ADJUSTED PURCHASE PAYMENTS: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.


 ANNUITIZATION: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.

 ANNUITY YEAR: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 BENEFICIARY ANNUITY: You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus. You may transfer the proceeds of the decedent's annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option in only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.

 BENEFIT FIXED RATE ACCOUNT: A fixed investment option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

 CODE: The Internal Revenue Code of 1986, as amended from time to time.


 COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.


 CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. The amount and duration of the CDSC varies among the Optimum, Optimum Four and Optimum Plus. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

 ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT: An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. We no longer offer the Enhanced Beneficiary Protection Death Benefit.

 FIXED ALLOCATION: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period. Certain Fixed Allocations are subject to a market value adjustment if you withdraw Account Value prior to the Fixed Allocation's maturity (MVA Fixed Allocation).

 FREE LOOK: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not. Check your Annuity for more details about your free look right.

 GOOD ORDER: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we use the term "In Writing" to refer to this general requirement.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB): An optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value. We no longer offer GMWB.

 GUARANTEE PERIOD: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

 GUARANTEED RETURN OPTION PLUS/SM/ (GRO PLUS)/SM//GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO PLUS 2008)/GUARANTEED RETURN OPTION (GRO)(R)/HIGHEST DAILY GUARANTEED RETURN OPTION (HIGHEST DAILY GRO)/SM//GUARANTEED RETURN OPTION/SM/ PLUS II (GRO PLUS II)/SM//HIGHEST DAILY/SM/ GUARANTEED RETURN OPTION/SM/ II (HD GRO II). Each of GRO Plus, GRO Plus 2008, GRO, Highest Daily GRO, GRO Plus II, and HD GRO II is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits". Certain of these benefits are no longer available for election.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV"): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit for an additional charge, that guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefits as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefits as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV"): An optional benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

 INTERIM VALUE: The value of the MVA Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the MVA Fixed Allocation plus all interest credited to the MVA Fixed Allocation as of the date calculated, less any transfers or withdrawals from the MVA Fixed Allocation. The Interim Value does not include the effect of any MVA.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

 MVA: A market value adjustment used in the determination of Account Value of an MVA Fixed Allocation on any day more than 30 days prior to the Maturity Date of such MVA Fixed Allocation.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

 SERVICE OFFICE: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefits as our Spousal Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefits as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 SUB-ACCOUNT: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 SURRENDER VALUE: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, any Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any MVA Fixed Allocation.

 UNIT: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                        -------------------------------
                         TRANSACTION FEES AND CHARGES
                        -------------------------------


         CONTINGENT DEFERRED SALES CHARGES (CDSC) FOR EACH ANNUITY /1/

                                    OPTIMUM

        Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9+
        ---------------------------------------------------------------
        7.5%   7.0%   6.5%   6.0%   5.0%   4.0%   3.0%   2.0%   0.0%
        ---------------------------------------------------------------

                                  OPTIMUM FOUR

                      Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5+
                      -----------------------------------
                      8.5%   8.0%   7.0%   6.0%   0.0%
                      -----------------------------------

                                  OPTIMUM PLUS
 For Annuities issued prior to November 20, 2006, the following schedule applies:

Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9  Yr. 10  Yr. 11+
-------------------------------------------------------------------------------
9.0%   9.0%   8.5%   8.0%   7.0%   6.0%   5.0%   4.0%   3.0%   2.0%     0.0%
-------------------------------------------------------------------------------

 For Annuities issued on or after November 20, 2006 (subject to state availability), the following schedule applies:

Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9  Yr. 10  Yr. 11+
-------------------------------------------------------------------------------
9.0%   9.0%   8.0%   7.0%   6.0%   5.0%   4.0%   3.0%   2.0%   1.0%     0.0%
-------------------------------------------------------------------------------

 1 The Contingent Deferred Sales Charges are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. Purchase Payments are withdrawn on a "first-in, first-out" basis.

   --------------------------------------------------------------------------
                      OTHER TRANSACTION FEES AND CHARGES

                        (assessed against each Annuity)
   --------------------------------------------------------------------------
      FEE/CHARGE          OPTIMUM         OPTIMUM FOUR       OPTIMUM PLUS
   --------------------------------------------------------------------------
   TRANSFER FEE /1/   $15.00 maximum     $15.00 maximum     $15.00 maximum
                     currently, $10.00  currently, $10.00  currently, $10.00
   --------------------------------------------------------------------------
   TAX CHARGE /2/       0% to 3.5%         0% to 3.5%         0% to 3.5%
   --------------------------------------------------------------------------

 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2 In some states a tax is payable, either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of purchase payments, Surrender Value, or Account Value, as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection "Tax Charge" under "Fees and Charges" in this Prospectus.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

------------------------------------------------------------------------------------------------------
                                      PERIODIC FEES AND CHARGES

                                   (assessed against each Annuity)
------------------------------------------------------------------------------------------------------
         FEE/CHARGE                   OPTIMUM               OPTIMUM FOUR            OPTIMUM PLUS
ANNUAL MAINTENANCE FEE /1/     Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of
                                 Account Value /2/       Account Value /2/         Account Value
                               -----------------------------------------------------------------------
  BENEFICIARY
  CONTINUATION                 Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
  OPTION ONLY                      Account Value           Account Value           Account Value
------------------------------------------------------------------------------------------------------
ANNUAL FEES CHARGES/OF THE SUB-ACCOUNTS /3/
(assessed as a percentage of the daily net assets of the Sub-accounts)
------------------------------------------------------------------------------------------------------
         FEE/CHARGE
MORTALITY & EXPENSE                    0.50%                   1.50%                   0.50%
RISK CHARGE /4/
------------------------------------------------------------------------------------------------------
ADMINISTRATION CHARGE /4/              0.15%                   0.15%                   0.15%
------------------------------------------------------------------------------------------------------
DISTRIBUTION CHARGE /5/           0.60% In Annuity              N/A               1.00% in Annuity
                                     Years 1-8                                       Years 1-10
------------------------------------------------------------------------------------------------------
SETTLEMENT SERVICE CHARGE /6/    1.40% (qualified);      1.40% (qualified);      1 40% (qualified);
                               1.00% (non-qualified)   1.00% (non-qualified)   1.00% (non-qualified)
------------------------------------------------------------------------------------------------------
TOTAL ANNUAL CHARGES OF           1.25% In Annuity             1.65%              1.65% in Annuity
THE SUB-ACCOUNTS                     Years 1-8;                                     Years 1-10;
(EXCLUDING SETTLEMENT             0.65% In Annuity                                0.65% in Annuity
SERVICE CHARGE)                  Years 9 and later                               Years 11 and later
------------------------------------------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. For beneficiaries who elect the non-qualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
 2 Only applicable if Account Value is less than $100,000. Fee may differ in certain States.
 3  These charges are deducted daily and apply to the Sub-accounts only.
 4 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 5 The Distribution Charge is 0.00% in Annuity Years 9+ for Optimum and in Annuity Years 11+ for Optimum Plus.
 6 The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

-------------------------------------------------------------------------------------------------
                           YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
-------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL        TOTAL          TOTAL          TOTAL
                                       BENEFIT FEE/     ANNUAL         ANNUAL         ANNUAL
                                         CHARGE       CHARGE/ 2/     CHARGE/ 2/     CHARGE /2/
                                                         FOR            FOR            FOR
                                                       OPTIMUM        OPTIMUM        OPTIMUM
                                                                        FOUR           PLUS
-------------------------------------------------------------------------------------------------
GRO PLUS II
CURRENT AND MAXIMUM CHARGE /4/            0.60%          1.85%          2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY GRO II
CURRENT AND MAXIMUM CHARGE /4/            0.60%          1.85%          2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT
NET ASSETS)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS (HD 6
PLUS)
MAXIMUM CHARGE /3/                        1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
CURRENT CHARGE                            0.85%      1.25% + 0.85%  1.65% + 0.85%  1.65% + 0.85%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS WITH
LIFETIME INCOME ACCELERATOR (LIA)
MAXIMUM CHARGE /3/                        2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
CURRENT CHARGE                            1.20%      1.25% + 1.20%  1.65% + 1.20%  1.65% + 1.20%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
-------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
MAXIMUM CHARGE /3/                        1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
CURRENT CHARGE                            0.95%      1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
-------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION (GRO)/GRO
PLUS
MAXIMUM CHARGE /3/                        0.75%          2.00%          2.40%          2.40%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.25%          1.50%          1.90%          1.90%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
-------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION PLUS 2008
(GRO PLUS 2008)
MAXIMUM CHARGE /3/                        0.75%          2.00%          2.40%          2.40%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.60%          1.85%          2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
(IF ELECTED ON OR AFTER MAY 1, 2009)
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                           YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
--------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL         TOTAL          TOTAL          TOTAL
                                       BENEFIT FEE/      ANNUAL         ANNUAL         ANNUAL
                                         CHARGE        CHARGE/ 2/     CHARGE/ 2/     CHARGE /2/
                                                          FOR            FOR            FOR
                                                        OPTIMUM        OPTIMUM        OPTIMUM
                                                                         FOUR           PLUS
--------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN
OPTION (HD GRO)
MAXIMUM CHARGE /3/                        0.75%          2.00%           2.40%          2.40%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.60%          1.85%           2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
(IF ELECTED ON OR AFTER MAY 1, 2009)
--------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT
(GMWB)
MAXIMUM CHARGE /3/                        1.00%          2.25%           2.65%          2.65%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.35%          1.60%           2.00%          2.00%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT
(GMIB)
MAXIMUM CHARGE /3/                        1.00%      1.25% + 1.00%   1.65% + 1.00%  1.65% + 1.00%
(ASSESSED AGAINST PIV)
CURRENT CHARGE                            0.50%      1.25% + 0.50%   1.65% + 0.50%  1.65% + 0.50%
(ASSESSED AGAINST PIV)
--------------------------------------------------------------------------------------------------
LIFETIME FIVE INCOME BENEFIT
MAXIMUM CHARGE /3/                        1.50%          2.75%           3.15%          3.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.60%          1.85%           2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT
MAXIMUM CHARGE /3/                        1.50%          2.75%           3.15%          3.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.75%          2.00%           2.40%          2.40%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME
BENEFIT
MAXIMUM CHARGE /3/                        1.50%          2.75%           3.15%          3.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                            0.60%          1.85%           2.25%          2.25%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME
BENEFIT
MAXIMUM CHARGE /3/                        1.50%      1.25% + 1.50%   1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                            0.60%      1.25% + 0.60%   1.65% + 0.60%  1.65% + 0.60%
(ASSESSED AGAINST THE PWV)
--------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                           YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
-------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL        TOTAL          TOTAL          TOTAL
                                       BENEFIT FEE/     ANNUAL         ANNUAL         ANNUAL
                                         CHARGE       CHARGE/ 2/     CHARGE/ 2/     CHARGE /2/
                                                         FOR            FOR            FOR
                                                       OPTIMUM        OPTIMUM        OPTIMUM
                                                                        FOUR           PLUS
-------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN WITH
BENEFICIARY INCOME OPTION (BIO)
MAXIMUM CHARGE /3/                     2.00% of PWV  1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                         0.95% of PWV  1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
(ASSESSED AGAINST THE PWV)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN WITH
LIFETIME INCOME ACCELERATOR (LIA)
MAXIMUM CHARGE /3/                     2.00% of PWV  1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                         0.95% of PWV  1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
(ASSESSED AGAINST THE PWV)
-------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
INCOME BENEFIT
MAXIMUM CHARGE /3/                     1.50% of PWV  1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                         0.75% of PWV  1.25% + 0.75%  1.65% + 0.75%  1.65% + 0.75%
(ASSESSED AGAINST THE PWV)
-------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
WITH BENEFICIARY INCOME BENEFIT (BIO)
MAXIMUM CHARGE /3/                     2.00% of PWV  1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE PWV)
CURRENT CHARGE                         0.95% of PWV  1.25% + 0.95%  1.65% + 0.95%  1.65% + 0.95%
(ASSESSED AGAINST THE PWV)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS
MAXIMUM CHARGE /3/                        1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                            0.75%      1.25% + 0.75%  1.65% + 0.75%  1.65% + 0.75%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS WITH
BENEFICIARY INCOME OPTION (BIO)
MAXIMUM CHARGE /3/                        2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                            1.10%      1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS WITH
LIFETIME INCOME ACCELERATOR (LIA)
MAXIMUM CHARGE /3/                        2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                            1.10%      1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
                           YOUR OPTIONAL BENEFIT FEES AND CHARGES/ 1/
-------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL        TOTAL          TOTAL          TOTAL
                                       BENEFIT FEE/     ANNUAL         ANNUAL         ANNUAL
                                         CHARGE       CHARGE/ 2/     CHARGE/ 2/     CHARGE /2/
                                                         FOR            FOR            FOR
                                                       OPTIMUM        OPTIMUM        OPTIMUM
                                                                        FOUR           PLUS
-------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
MAXIMUM CHARGE /3/                        1.50%      1.25% + 1.50%  1.65% + 1.50%  1.65% + 1.50%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                            0.90%      1.25% + 0.90%  1.65% + 0.90%  1.65% + 0.90%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
-------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
WITH BENEFICIARY INCOME OPTION (BIO)
MAXIMUM CHARGE /3/                        2.00%      1.25% + 2.00%  1.65% + 2.00%  1.65% + 2.00%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
CURRENT CHARGE                            1.10%      1.25% + 1.10%  1.65% + 1.10%  1.65% + 1.10%
(ASSESSED AGAINST THE GREATER OF
ACCOUNT VALUE AND PWV)
-------------------------------------------------------------------------------------------------
ENHANCED BENEFICIARY PROTECTION DEATH
BENEFIT
CURRENT AND MAXIMUM CHARGE /4/            0.25%          1.50%          1.90%          1.90%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
-------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH
BENEFIT ("HAV")
CURRENT AND MAXIMUM CHARGE /4/            0.40%          1.65%          2.05%          2.05%
(IF ELECTED ON OR AFTER MAY 1, 2009)
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
-------------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH
BENEFIT
CURRENT AND MAXIMUM CHARGE /4/            0.80%          2.05%          2.45%          2.45%
(IF ELECTED ON OR AFTER MAY 1, 2009)
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
-------------------------------------------------------------------------------------------------
HIGHEST DAILY VALUE DEATH BENEFIT
("HDV")
CURRENT AND MAXIMUM CHARGE /4/            0.50%          1.75%          2.15%          2.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
-------------------------------------------------------------------------------------------------
PLEASE REFER TO THE SECTION OF THIS PROSPECTUS THAT DESCRIBES EACH OPTIONAL BENEFIT FOR A
COMPLETE DESCRIPTION OF THE BENEFIT, INCLUDING ANY RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.
-------------------------------------------------------------------------------------------------

 HOW CHARGE IS DETERMINED

 1 GRO PLUS II. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, the 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For Optimum Four, the 2.25% total annual charge applies in all Annuity Years, and for Optimum Plus, the 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    HIGHEST DAILY GRO II. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, the 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For Optimum Four, the 2.25% total annual charge applies in all Annuity Years, and for Optimum Plus the 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter.
    HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For Optimum, 0.85% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 0.85% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in all Annuity Years. For Optimum Plus, 0.85% charge is in addition to 1.65% charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% thereafter.
    HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For Optimum, 1.20% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 1.20% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in all Annuity Years. For Optimum Plus, 1.20% charge is in addition to 1.65% charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% thereafter.
    SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For Optimum, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For Optimum Four, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For Optimum Plus, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years.
    Guaranteed Return Option/GRO Plus: Charge for each benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For OPTIMUM FOUR, 1.90% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. Each benefit is no longer available for new elections.
    GRO PLUS 2008: Charge for the benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The charge is 0.35% of Sub-account assets. For OPTIMUM, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For OPTIMUM FOUR, 2.00% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. IF YOU ELECT THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS FOLLOWS: For OPTIMUM, 1.85% total annual charge applies in Annuity Years 1-8 and is 1.25% thereafter. For OPTIMUM FOUR, 2.25% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    HIGHEST DAILY GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The current charge is .35% of Sub-account assets. For OPTIMUM, 1.60% total annual charge applies in Annuity years 1-8 and 1.00% thereafter. For OPTIMUM FOUR, 2.00% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. IF YOU ELECTED THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS
    FOLLOWS: For OPTIMUM, 1.85% total annual charge applies in Annuity years 1-8 and 1.25% thereafter. For OPTIMUM FOUR, 2.25% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    GUARANTEED MINIMUM WITHDRAWAL BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.60% total annual charge applies in Annuity Years 1-8 and is 1.00% thereafter. For OPTIMUM FOUR, 2.00% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.00% total annual charge applies in Annuity Years 1-10 and is 1.00% thereafter. This benefit is no longer available for new elections.
    GUARANTEED MINIMUM INCOME BENEFIT: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For OPTIMUM, 0.50% of PIV for GMIB is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For OPTIMUM FOUR, 0.50% of PIV for GMIB is in addition to 1.65% annual charge. For OPTIMUM PLUS, 0.50% of PIV for GMIB is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.
    LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For OPTIMUM FOUR, 2.25% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    SPOUSAL LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 2.00% total annual charge applies in Annuity years 1-8 and is 1.40% thereafter. For OPTIMUM FOUR, 2.40% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.40% total annual charge applies in Annuity Years 1-10 and is 1.40% thereafter. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For OPTIMUM FOUR, 2.25% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.25% total annual charge applies in Annuity Years 1-10 and is 1.25% thereafter. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.60% for Highest Daily Lifetime Seven is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For Optimum Four 0.60% for Highest Daily Lifetime Seven is in addition to 1.65% annual charge. For OPTIMUM PLUS, 0.60% for Highest Daily Lifetime Seven is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN WITH BIO. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN WITH LIA. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). For OPTIMUM, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.25% annual charge in years 1-8 and 0.65% thereafter. For OPTIMUM FOUR, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.65% annual charge. For OPTIMUM PLUS, 0.75% for Spousal Highest Daily Lifetime Seven is in addition to 1.65% in years 1-10 and 0.65% thereafter. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BIO. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.95% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.95% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts in Annuity Years 1-10 and 0.65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.

    HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.75% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.75% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and .65% annual charge of the amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS WITH BIO. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS WITH LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 0.90% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 0.90% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-10) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BIO. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For OPTIMUM, 1.10% is in addition to 1.25% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. For OPTIMUM FOUR, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts. For OPTIMUM PLUS, 1.10% is in addition to 1.65% annual charge of amounts invested in the Sub-accounts (in Annuity Years 1-8) and 0.65% annual charge of amounts invested in the Sub-accounts in subsequent Annuity Years. This benefit is no longer available for new elections.
    ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For OPTIMUM FOUR, 1.90% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. This benefit is no longer available for new elections.
    HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The charge is 0.25% of Sub-account assets if you elected the benefit prior to May 1, 2009. For OPTIMUM, 1.50% total annual charge applies in Annuity Years 1-8 and is 0.90% thereafter. For OPTIMUM FOUR, 1.90% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 1.90% total annual charge applies in Annuity Years 1-10 and is 0.90% thereafter. IF YOU ELECTED THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS FOLLOWS: For OPTIMUM, 1.65% total annual charge applies in Annuity Years 1-8 and is 1.05% thereafter. For OPTIMUM FOUR, 2.05% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.05% total annual charge applies in Annuity Years 1-10 and is 1.05% thereafter.
    COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. IF YOU ELECTED THE BENEFIT PRIOR TO MAY 1, 2009, THE FEES ARE AS FOLLOWS: The charge is 0.50% of Sub-account assets if you elected the benefit prior to May 1, 2009. For OPTIMUM, 1.75% total annual charge applies in Annuity Years 1-8 and is 1.15% thereafter. For OPTIMUM FOUR, 2.15% total annual charge applies in all Annuity Years, and for OPTIMUM PLUS, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. IF YOU ELECTED THE BENEFIT ON OR AFTER MAY 1, 2009, THE FEES ARE AS FOLLOWS: For OPTIMUM, 2.05% total annual charge applies in Annuity Years 1-8 and is 1.45% thereafter. For OPTIMUM FOUR, 2.45% total annual charge applies in all Annuity Years, and OPTIMUM PLUS, 2.45% total annual charge applies in Annuity Years 1-10 and is 1.45% thereafter.
    HIGHEST DAILY VALUE DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For OPTIMUM, 1.75% total annual charge applies in Annuity years 1-8 and is 1.15% thereafter. For OPTIMUM FOUR, 2.15% total annual charge applies in all Annuity years, and for OPTIMUM PLUS, 2.15% total annual charge applies in Annuity Years 1-10 and is 1.15% thereafter. This benefit is no longer available for new elections.
 2 The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus, the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value, for the "Plus" benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.
 3 We reserve the right to increase the charge up to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.
 4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2012 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.



              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.58%    2.37%
              ----------------------------------------------------

 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2012, except as noted and except if the underlying portfolio's inception date is subsequent to December 31, 2012. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES

                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                                                                          Total
                                              Distribution             Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                 and/or     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other   Service Fees Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation
  Portfolio                0.71%     0.02%      0.04%        0.13%       0.01%       0.68%     1.59%       0.00%       1.59%
 AST Balanced Asset
  Allocation Portfolio     0.15%     0.01%      0.00%        0.00%       0.00%       0.83%     0.99%       0.00%       0.99%
 AST BlackRock Value
  Portfolio                0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%       0.00%       0.94%
 AST Bond Portfolio 2015   0.63%     0.16%      0.10%        0.00%       0.00%       0.00%     0.89%       0.00%       0.89%
 AST Bond Portfolio 2016   0.63%     0.22%      0.10%        0.00%       0.00%       0.00%     0.95%       0.00%       0.95%
 AST Bond Portfolio
  2017 /1/                 0.63%     0.05%      0.10%        0.00%       0.00%       0.00%     0.78%      -0.01%       0.77%
 AST Bond Portfolio
  2018 /1/                 0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio 2019   0.63%     0.15%      0.10%        0.00%       0.00%       0.00%     0.88%       0.00%       0.88%
 AST Bond Portfolio
  2020 /2/                 0.63%     1.64%      0.10%        0.00%       0.00%       0.00%     2.37%      -1.38%       0.99%
 AST Bond Portfolio
  2021 /1/                 0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio
  2022 /1/                 0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.01%       0.76%
 AST Bond Portfolio
  2023 /2/                 0.63%     0.33%      0.10%        0.00%       0.00%       0.01%     1.07%      -0.07%       1.00%
 AST Bond Portfolio 2024   0.63%     0.26%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Capital Growth
  Asset Allocation
  Portfolio                0.15%     0.01%      0.00%        0.00%       0.00%       0.86%     1.02%       0.00%       1.02%
 AST Cohen & Steers
  Realty Portfolio         0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%       0.00%       1.11%
 AST Federated
  Aggressive Growth
  Portfolio                0.93%     0.05%      0.10%        0.00%       0.00%       0.00%     1.08%       0.00%       1.08%
 AST Goldman
  Sachs Large-Cap Value
  Portfolio                0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Goldman
  Sachs Mid-Cap Growth
  Portfolio                0.99%     0.04%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST International
  Growth Portfolio         0.97%     0.06%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST International Value
  Portfolio                0.97%     0.06%      0.10%        0.00%       0.00%       0.00%     1.13%       0.00%       1.13%
 AST Investment Grade
  Bond Portfolio /1/       0.63%     0.02%      0.10%        0.00%       0.00%       0.00%     0.75%      -0.04%       0.71%
 AST J.P. Morgan
  International Equity
  Portfolio                0.87%     0.09%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST Large-Cap Value
  Portfolio                0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Lord Abbett Core
  Fixed Income
  Portfolio /3/            0.77%     0.02%      0.10%        0.00%       0.00%       0.00%     0.89%      -0.13%       0.76%
 AST Marsico Capital
  Growth Portfolio         0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST MFS Growth Portfolio  0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST Mid-Cap Value
  Portfolio                0.93%     0.03%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%

--------------------------------------------------------------------------------------------------------------------------------
                                                UNDERLYING MUTUAL FUND PORTFOLIO
                                                        ANNUAL EXPENSES
                                                (as a percentage of the average
                                                 net assets of the underlying
                                                          Portfolios)
--------------------------------------------------------------------------------------------------------------------------------
                                                           For the year ended December 31, 2012
                          ------------------------------------------------------------------------------------------------------
  UNDERLYING PORTFOLIO                                                                          Total
                                              Distribution             Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                 and/or     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                          Management  Other   Service Fees Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST Money Market
  Portfolio                0.47%     0.01%      0.10%        0.00%       0.00%       0.00%     0.58%       0.00%       0.58%
 AST Neuberger
  Berman Mid-Cap Growth
  Portfolio                0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Neuberger
  Berman/LSV Mid-Cap
  Value Portfolio          0.89%     0.04%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST New Discovery Asset
  Allocation Portfolio     0.84%     0.11%      0.10%        0.00%       0.00%       0.00%     1.05%       0.00%       1.05%
 AST PIMCO Limited
  Maturity Bond Portfolio  0.62%     0.03%      0.10%        0.00%       0.00%       0.00%     0.75%       0.00%       0.75%
 AST PIMCO Total Return
  Bond Portfolio           0.60%     0.02%      0.10%        0.00%       0.00%       0.00%     0.72%       0.00%       0.72%
 AST Preservation Asset
  Allocation Portfolio     0.15%     0.01%      0.00%        0.00%       0.00%       0.78%     0.94%       0.00%       0.94%
 AST Small-Cap Growth
  Portfolio                0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Small-Cap Value
  Portfolio                0.88%     0.04%      0.10%        0.00%       0.00%       0.04%     1.06%       0.00%       1.06%
 AST T. Rowe Price
  Equity Income Portfolio  0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST T. Rowe
  Price Large-Cap Growth
  Portfolio                0.84%     0.02%      0.10%        0.00%       0.00%       0.00%     0.96%       0.00%       0.96%
 AST Templeton Global
  Bond Portfolio           0.79%     0.09%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Western Asset Core
  Plus Bond Portfolio      0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%       0.00%       0.79%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
WELLS FARGO VARIABLE
 TRUST
 Wells Fargo Advantage
  VT International
  Equity Fund -
  class 1 /4/               0.75%     0.23%      0.00%        0.00%       0.00%       0.01%     0.99%       0.29%       0.70%
 Wells Fargo Advantage
  VT Omega Growth Fund
  - class 1 /5/             0.55%     0.25%      0.00%        0.00%       0.00%       0.00%     0.80%       0.05%       0.75%



 1 The Portfolio's distributor, Prudential Annuities Distributors, Inc. (PAD) has contractually agreed to reduce its distribution and service fees so that the effective distribution and service fee rate paid by the Portfolio is reduced based on the average daily net assets of the Portfolio: average daily net Portfolio assets up to and including $300 million: fee rate is 0.10% (no waiver); average daily net Portfolio assets over $300 million up to and including $500 million: fee rate is 0.08%; average daily net Portfolio assets over $500 million up to and including $750 million: fee rate is 0.07%; average daily net Portfolio assets over $750 million: fee rate is 0.06%. The contractual waiver does not include an expiration or termination date as it is contractually guaranteed by PAD on a permanent basis, and Prudential Investments LLC, AST Investment Services, Inc. and PAD cannot terminate or otherwise modify the waiver.
 2 Prudential Investments LLC and AST Investment Services, Inc. (the Investment Managers) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, Acquired Portfolio Fees and Expenses and extraordinary expenses) do not exceed 0.99% of the Portfolio's average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 3 The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.15% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Board of Trustees of the Fund.
 4 Wells Fargo Funds Management, LLC has contractually agreed through April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio's Net Annual Portfolio Operating Expenses at 0.69% for Class 1. Brokerage commissions, stamp duty fees, interest, taxes, Acquired Portfolio Fees and Expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the contractual waiver may be terminated only with the approval of the Board of Trustees.
 5 Wells Fargo Funds Management, LLC has contractually agreed through April 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio's Net Annual Portfolio Operating Expenses at 0.75%. Brokerage commissions, stamp duty fees, interest, taxes, Acquired Portfolio Fees and Expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the contractual waiver may be terminated only with the approval of the Board of Trustees.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Prudential Annuity with the cost of investing in other Prudential Annuities and/or other variable annuities.

 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Distribution Charge (if applicable)
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum total annual operating expenses for 2012, and those expenses remain the same each year*

   . For each charge, we deduct the maximum charge rather than the current charge

   .   You make no withdrawals of your Account Value

   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect Highest Daily Lifetime 6 Plus with Combination 5% Roll-up and HAV Death Benefit (which are the maximum combination of optional benefit charges)
   .   For the Optimum Plus example, no Purchase Credit applies**
   .   For the Optimum Four example, no Loyalty Credit applies**
   .   For the Optimum example, no Loyalty Credit applies**

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.
 ** Expense examples calculations are not adjusted to reflect the Purchase
    Credit or Loyalty Credit. If the Purchase Credit or Loyalty Credit were reflected in the calculations, expenses would be higher.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 IF YOU SURRENDER YOUR ANNUITY AT THE END OF THE APPLICABLE TIME PERIOD:


                                    1 YR  3 YRS  5 YRS  10 YRS
                 ---------------------------------------------
                 OPTIMUM           $1,374 $2,534 $3,663 $6,446
                 ---------------------------------------------
                 OPTIMUM FOUR      $1,511 $2,690 $3,328 $6,716
                 ---------------------------------------------
                 OPTIMUM PLUS/ 2/  $1,561 $2,790 $3,928 $6,816
                 ---------------------------------------------


 IF YOU ANNUITIZE YOUR ANNUITY AT THE END OF THE APPLICABLE TIME PERIOD:/1/


                                    1 YR 3 YRS  5 YRS  10 YRS
                  -------------------------------------------
                  OPTIMUM           $624 $1,884 $3,163 $6,446
                  -------------------------------------------
                  OPTIMUM FOUR      $661 $1,990 $3,328 $6,716
                  -------------------------------------------
                  OPTIMUM PLUS/ 2/  $661 $1,990 $3,328 $6,716
                  -------------------------------------------

 IF YOU DO NOT SURRENDER YOUR ANNUITY AT THE END OF THE APPLICABLE TIME PERIOD:

                                    1 YR 3 YRS  5 YRS  10 YRS
                  -------------------------------------------
                  OPTIMUM           $544 $1,657 $2,805 $5,839
                  -------------------------------------------
                  OPTIMUM FOUR      $582 $1,766 $2,977 $6,135
                  -------------------------------------------
                  OPTIMUM PLUS/ 2/  $582 $1,766 $2,977 $6,135
                  -------------------------------------------

 1. If you own Optimum Plus, you may not annuitize in the first Three
    (3) Annuity Years; if you own Optimum or Optimum Four, you may not annuitize in the first Annuity Year.
 2. Expense example calculations for Optimum Plus are not adjusted to reflect the Purchase Credit. If the Purchase Credit were reflected in the calculations, expenses would be higher.

 For information relating to accumulation unit values pertaining to the Sub-accounts, please see Appendix A - Condensed Financial Information About Separate Account B.

                                    SUMMARY

                      Optimum, Optimum Four, Optimum Plus

 This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your financial professional can also help you if you have questions.


 WHAT IS A VARIABLE ANNUITY? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial professional, you choose how to invest your money within your annuity (subject to certain restrictions; see "Investment Options"). Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.


 Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawal or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 WHAT DOES IT MEAN THAT MY VARIABLE ANNUITY IS "TAX-DEFERRED"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You could purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 WHAT VARIABLE ANNUITIES ARE OFFERED IN THIS PROSPECTUS? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, and whether the annuity provides credits in certain circumstances. The annuities described in this prospectus are:
..   Optimum
..   Optimum Four
..   Optimum Plus



 HOW DO I PURCHASE ONE OF THE VARIABLE ANNUITIES? These Annuities are no longer available for new purchases. Our eligibility criteria for purchasing the Annuities are as follows:

                  PRODUCT     MAXIMUM AGE FOR  MINIMUM INITIAL
                              INITIAL PURCHASE PURCHASE PAYMENT
                -----------------------------------------------
                OPTIMUM              80             $1,000
                -----------------------------------------------
                OPTIMUM FOUR         85            $10,000
                -----------------------------------------------
                OPTIMUM PLUS         75            $10,000
                -----------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the Annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.

 We may allow you to purchase an Annuity with an amount lower than the "Minimum Initial Purchase Payment" if you establish an electronic funds transfer that would allow you to meet the minimum requirement within one year.

 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason (referred to as the "Free look period"). The period of time and the amount returned to you is dictated by state law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 WHERE SHOULD I INVEST MY MONEY? With the help of your financial professional, you choose where to invest your money within the Annuity. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.

 We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."

 HOW CAN I RECEIVE INCOME FROM MY ANNUITY? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). See the "Tax Considerations" section of this Prospectus. You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an Account Value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."

 OPTIONS FOR GUARANTEED LIFETIME WITHDRAWALS. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero. The Account Value has no guarantees, may fluctuate, and can lose value. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value invested (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined mathematical formula to help manage your guarantee through all market cycles. Please see the applicable optional benefits section for more information. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (i.e., excess income), (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year, that may permanently reduce the guaranteed amount you can withdraw in future years. Thus, you should think carefully before taking such excess income. If you purchased your contract in New York and wish to withdraw excess income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 6 Plus
..   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator

..   Spousal Highest Daily Lifetime 6 Plus

..   Highest Daily Lifetime 7 Plus
..   Spousal Highest Daily Lifetime 7 Plus
..   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
..   Highest Daily Lifetime 7 Plus with Beneficiary Income Option
..   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option
..   Highest Daily Lifetime Seven
..   Spousal Highest Daily Lifetime Seven
..   Highest Daily Lifetime Seven with Lifetime Income Accelerator
..   Highest Daily Lifetime Seven with Beneficiary Income Option
..   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

 THE GUARANTEED LIFETIME WITHDRAWAL BENEFIT OPTIONS ARE NO LONGER OFFERED FOR NEW ELECTIONS.


 OPTIONS FOR GUARANTEED ACCUMULATION. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefits sections for more information.

 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Guaranteed Return Option Plus II
..   Highest Daily Guaranteed Return Option II
..   Guaranteed Return Option Plus (GRO Plus)*
..   Guaranteed Return Option Plus 2008*
..   Highest Daily Guaranteed Return Option*

 *  No longer available for new elections.

 WHAT HAPPENS TO MY ANNUITY UPON DEATH? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death (the amount of the basic death benefit may depend on the decedent's age).

 We also offer optional death benefits for an additional charge:
..   Highest Anniversary Value Death Benefit: Offers the greater of the basic death benefit and a highest anniversary value of the annuity.
..   Combination 5% Roll-up and Highest Anniversary Value Death Benefit: Offers
    the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

 Each death benefit has certain age restrictions. Please see the "Death Benefit" section of the Prospectus for more information.

 HOW DO I RECEIVE CREDITS? With Optimum Plus, we apply a credit to your Annuity each time you make a purchase payment during the first six (6) years. Because of the credits, the expenses of this Annuity may be higher than other annuities that do not offer credits.

 The amount of the credit depends on the year during which the purchase payment is made:

                             ANNUITY YEAR  CREDIT
                             ----------------------
                                 1          6.50%*
                                 2          5.00%
                                 3          4.00%
                                 4          3.00%
                                 5          2.00%
                                 6          1.00%
                                 7+         0.00%
                             ----------------------

 * For annuities issued before February 13, 2006, the Credit during Annuity Year 1 is 6.00%.

 Please note that during the first 10 years, the total asset-based charges on the Optimum Plus annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the Optimum Plus annuity is higher and is deducted for a longer period of time as compared to our other annuities. In general, we may take back credits applied within 12 months of death or a Medically-Related Surrender. Unless prohibited by applicable State law, we may also take back credits if you return your Annuity under the "free-look" provision.


 For Optimum annuities issued on or after February 13, 2006, and Optimum Four annuities issued on or after June 20, 2005, we apply a "loyalty credit" at the end of your fifth anniversary for money invested with us during the first four years of your Annuity (less adjustments for any withdrawals). For Optimum, the credit is 0.50%. For Optimum Four, the credit is either 0%, 2.25% or 2.75% depending on the Issue Date of your Annuity.

 Please see the section entitled "Managing Your Account Value" for more information.

 WHAT ARE THE ANNUITY'S FEES AND CHARGES? Contingent Deferred Sales Charge: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and depends on how long your purchase payment has been invested. The CDSC is different depending on which annuity you purchase:

          YR. 1 YR. 2 YR. 3 YR. 4 YR. 5 YR. 6 YR. 7 YR. 8 YR. 9 YR. 10 YR. 11+
 -----------------------------------------------------------------------------
 OPTIMUM  7.5%  7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%  0.0%     --     --
 -----------------------------------------------------------------------------
 OPTIMUM  8.5%  8.0%  7.0%  6.0%  0.0%    --    --    --    --     --     --
 FOUR
 -----------------------------------------------------------------------------
 OPTIMUM  9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
 PLUS*
 -----------------------------------------------------------------------------

 *  For annuities issued before November 20, 2006, the schedule is as follows:
    Year 1: 9.0%; Year 2: 9.0%; Year 3: 8.5%; Year 4: 8.0%; Year 5: 7.0%; Year
    6: 6.0%; Year 7: 5.0%; Year 8: 4.0%; Year 9: 3.0%; Year 10: 2.0%; Year 11+:
    0.0%.

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your Annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contracts.


 TRANSFER FEE: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one
 (1) transfer. Any transfers made as a result of the predetermined mathematical formula will not count towards the total transfers allowed.


 ANNUAL MAINTENANCE FEE: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. Except for Optimum Plus, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

 TAX CHARGE: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.

 INSURANCE CHARGE: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you purchase:

         --------------------------------------------------------------
                FEE/CHARGE         OPTIMUM  OPTIMUM FOUR  OPTIMUM PLUS
         --------------------------------------------------------------
         MORTALITY & EXPENSE RISK  0.50%       1.50%         0.50%
         CHARGE
         --------------------------------------------------------------
         ADMINISTRATION CHARGE     0.15%       0.15%         0.15%
         --------------------------------------------------------------
         TOTAL INSURANCE CHARGE    0.65%       1.65%         0.65%
         --------------------------------------------------------------

 DISTRIBUTION CHARGE: For Optimum and Optimum Plus, we deduct a Distribution Charge daily. It is an annual charge assessed on a daily basis. The charge is assessed for a certain number of years against the average assets allocated to the Sub-accounts and is equal to the following:

-------------------------------------------------------------------------------------------
    FEE/CHARGE                OPTIMUM            OPTIMUM FOUR         OPTIMUM PLUS
-------------------------------------------------------------------------------------------
DISTRIBUTION CHARGE  0.60% in Annuity Years 1-8      N/A       1.00% in Annuity Years 1-10
-------------------------------------------------------------------------------------------

 CHARGES FOR OPTIONAL BENEFITS: Generally, if you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 COSTS TO SELL AND ADMINISTER OUR VARIABLE ANNUITY
 Your financial professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial professional's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See "General Information".

 OTHER INFORMATION
 Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the "General Information" section of this Prospectus, under the heading concerning service fees for a discussion of fees that we may receive from underlying mutual funds and/or their families.

 When you purchase one of the Annuities, you will be required to participate in LPL's asset allocation program which does not utilize all of the investment options available under the Annuities. Unless you have elected an optional benefit that requires you to stay in the asset allocation program, you will be permitted to transfer Account Value out of the asset allocation program subsequent to the Issue Date. Currently, the following optional benefits require that you maintain your Account Value in one or more of the asset allocation programs: Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 and Highest Daily Lifetime 6 Plus benefits, GRO Plus 2008, Highest Daily GRO, GRO Plus II, Highest Daily GRO II, and the Highest Daily Value death benefit. The asset allocation program is offered by LPL. We have not designed the models or the program, and we are not responsible for them. Our role is limited to administering the model you select. For additional information, see Appendix C - "Additional Information on Asset Allocation Programs." If your Annuity is no longer held through LPL, we will not require you to continue to participate in LPL's asset allocation program. In that event, you will be permitted to allocate your Account Value to any permitted Portfolio (unless you are obligated to invest in specified Portfolios to participate in an optional benefit).


 The optional benefits listed above employ predetermined formulas, under which money is transferred between your chosen variable Sub-accounts and a bond portfolio (the "AST Investment Grade Bond Portfolio"). (Please see the applicable subsection in "Living Benefits," for more information on the predetermined formula used with each benefit.) You should be aware that the operation of the formulas may result in large-scale asset flows into and out of your chosen Sub-accounts and the AST Investment Grade Bond Portfolio, which could subject those portfolios to certain risks and adversely impact their expenses and performance. Even if you do not elect an optional living benefit that employs a predetermined mathematical formula, the expenses, performance, and risk profile of your investment may be adversely impacted as described below to the extent you select Permitted Sub-accounts.

 WHETHER OR NOT YOU ELECTED A BENEFIT SUBJECT TO THE PREDETERMINED MATHEMATICAL FORMULA, YOU SHOULD BE AWARE THAT THE OPERATION OF THE FORMULA MAY RESULT IN LARGE-SCALE ASSET FLOWS INTO AND OUT OF THE SUB-ACCOUNTS. THESE ASSET FLOWS COULD ADVERSELY IMPACT THE PORTFOLIOS, INCLUDING THEIR RISK PROFILE, EXPENSES AND PERFORMANCE. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:

    (a)a portfolio's investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor's ability to fully implement the portfolio's investment strategy;
    (b)the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
    (c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the portfolio compared to other similar funds.

 The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to the AST Investment Grade Bond Sub-account and others Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

 The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.

 Please consult the prospectus for the applicable portfolio for additional information about these effects.


 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

   STYLE/        INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
    TYPE                                                    ADVISOR/
                                                         SUBADVISOR(S)
  ---------------------------------------------------------------------------
                           AST FUNDS
  ---------------------------------------------------------------------------
    ASSET     AST ACADEMIC STRATEGIES ASSET               AlphaSimplex
    ALLOCA    ALLOCATION PORTFOLIO: seeks               Group, LLC; AQR
    TION      long-term capital appreciation. The     Capital Management,
              Portfolio is a multi-asset class            LLC and CNH
              fund that pursues both top-down            Partners, LLC;
              asset allocation strategies and            CoreCommodity
              bottom-up selection of securities,        Management, LLC;
              investment managers, and mutual         First Quadrant, L.P.;
              funds. Under normal circumstances,      Jennison Associates
              approximately 60% of the assets will            LLC;
              be allocated to traditional asset           J.P. Morgan
              classes (including US and                    Investment
              international equities and bonds,        Management, Inc.;
              including non-investment grade           Pacific Investment
              bonds, commonly known as "junk               Management
              bonds") and approximately 40% of the        Company LLC
              assets will be allocated to             (PIMCO); Prudential
              non-traditional asset classes and         Investments LLC;
              strategies (including real estate,          Quantitative
              commodities, and alternative                 Management
              strategies). Those percentages are        Associates LLC;
              subject to change at the discretion        Western Asset
              of the advisor and Quantitative              Management
              Management Associates LLC.                Company/ Western
                                                        Asset Management
                                                        Company Limited
  ---------------------------------------------------------------------------
    ASSET     AST BALANCED ASSET ALLOCATION                Prudential
    ALLOCA    PORTFOLIO: seeks to obtain the            Investments LLC;
    TION      highest potential total return              Quantitative
              consistent with its specified level          Management
              of risk. The Portfolio primarily           Associates LLC
              invests its assets in a diversified
              portfolio of other mutual funds,
              within the Advanced Series Trust and
              certain affiliated money market
              funds. Under normal market
              conditions, the Portfolio will
              devote approximately 60% of its net
              assets to underlying portfolios
              investing primarily in equity
              securities (with a range of 52.5% to
              67.5%), and 40% of its net assets to
              underlying portfolios investing
              primarily in debt securities and
              money market instruments (with a
              range of 32.5% to 47.5%). The
              Portfolio is not limited to
              investing exclusively in shares of
              the underlying portfolios and may
              invest in securities, exchange
              traded funds (ETFs), and futures
              contracts, swap agreements and other
              financial and derivative instruments.
  ---------------------------------------------------------------------------
  LARGE-CAP   AST BLACKROCK VALUE PORTFOLIO: seeks         BlackRock
    VALUE     maximum growth of capital by                 Investment
              investing primarily in the value          Management, LLC
              stocks of larger companies. The
              Portfolio pursues its objective,
              under normal market conditions, by
              investing at least 80% of the value
              of its assets in the equity
              securities of large-sized companies
              included in the Russell 1000(R)
              Value Index. The subadvisor employs
              an investment strategy designed to
              maintain a portfolio of equity
              securities which approximates the
              market risk of those stocks included
              in the Russell 1000(R) Value Index,
              but which attempts to outperform the
              Russell 1000(R) Value Index through
              active stock selection.
  ---------------------------------------------------------------------------
    FIXED     AST BOND PORTFOLIO 2015: seeks the           Prudential
   INCOME     highest total return for a specific          Investment
              period of time, consistent with the       Management, Inc.
              preservation of capital and
              liquidity needs. Total return is
              comprised of current income and
              capital appreciation. Under normal
              market conditions, the Portfolio
              invests at least 80% of its
              investable assets in bonds. The
              Portfolio is designed to meet the
              parameters established to support
              certain living benefits for variable
              annuities that mature on
              December 31, 2015. Please note that
              you may not make purchase payments
              and contract owner initiated
              transfers to this Portfolio, and
              that this Portfolio is available
              only with certain living benefits.
  ---------------------------------------------------------------------------

       STYLE/       INVESTMENT OBJECTIVES/POLICIES        PORTFOLIO
       TYPE                                                ADVISOR/
                                                         SUBADVISOR(S)
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2016: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2016. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2017: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2017. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2018: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2018. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2019: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2019. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2020: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2020. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------
      FIXED      AST BOND PORTFOLIO 2021: seeks the       Prudential
      INCOME     highest total return for a specific      Investment
                 period of time, consistent with the    Management, Inc.
                 preservation of capital and
                 liquidity needs. Total return is
                 comprised of current income and
                 capital appreciation. Under normal
                 market conditions, the Portfolio
                 invests at least 80% of its
                 investable assets in bonds. The
                 Portfolio is designed to meet the
                 parameters established to support
                 certain living benefits for variable
                 annuities that mature on
                 December 31, 2021. Please note that
                 you may not make purchase payments
                 and contract owner initiated
                 transfers to this Portfolio, and
                 that this Portfolio is available
                 only with certain living benefits.
      --------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                   ADVISOR/
                                                          SUBADVISOR(S)
   --------------------------------------------------------------------------
     FIXED      AST BOND PORTFOLIO 2022: seeks the          Prudential
     INCOME     highest total return for a specific         Investment
                period of time, consistent with the      Management, Inc.
                preservation of capital and
                liquidity needs. Total return is
                comprised of current income and
                capital appreciation. Under normal
                market conditions, the Portfolio
                invests at least 80% of its
                investable assets in bonds. The
                Portfolio is designed to meet the
                parameters established to support
                certain living benefits for variable
                annuities that mature on
                December 31, 2022. Please note that
                you may not make purchase payments
                and contract owner initiated
                transfers to this Portfolio, and
                that this Portfolio is available
                only with certain living benefits.
   --------------------------------------------------------------------------
     FIXED      AST BOND PORTFOLIO 2023: seeks the          Prudential
     INCOME     highest total return for a specific         Investment
                period of time, consistent with the      Management, Inc.
                preservation of capital and
                liquidity needs. Total return is
                comprised of current income and
                capital appreciation. Under normal
                market conditions, the Portfolio
                invests at least 80% of its
                investable assets in bonds. The
                Portfolio is designed to meet the
                parameters established to support
                certain living benefits for variable
                annuities that mature on
                December 31, 2023. Please note that
                you may not make purchase payments
                and contract owner initiated
                transfers to this Portfolio, and
                that this Portfolio is available
                only with certain living benefits.
   --------------------------------------------------------------------------
     FIXED      AST BOND PORTFOLIO 2024: seeks the          Prudential
     INCOME     highest total return for a specific         Investment
                period of time, consistent with the      Management, Inc.
                preservation of capital and
                liquidity needs. Total return is
                comprised of current income and
                capital appreciation. Under normal
                market conditions, the Portfolio
                invests at least 80% of its
                investable assets in bonds. The
                Portfolio is designed to meet the
                parameters established to support
                certain living benefits for variable
                annuities that mature on
                December 31, 2024. Please note that
                you may not make purchase payments
                and contract owner initiated
                transfers to this Portfolio, and
                that this Portfolio is available
                only with certain living benefits.
   --------------------------------------------------------------------------
     ASSET      AST CAPITAL GROWTH ASSET ALLOCATION         Prudential
   ALLOCATION   PORTFOLIO: seeks to obtain a total       Investments LLC;
                return consistent with its specified       Quantitative
                level of risk. The Portfolio                Management
                primarily invests its assets in a         Associates LLC
                diversified portfolio of other
                mutual funds, within the Advanced
                Series Trust and certain affiliated
                money market funds. Under normal
                market conditions, the Portfolio
                will devote approximately 75% of its
                net assets to underlying portfolios
                investing primarily in equity
                securities (with a range of 67.5% to
                80%), and 25% of its net assets to
                underlying portfolios investing
                primarily in debt securities and
                money market instruments (with a
                range of 20.0% to 32.5%). The
                Portfolio is not limited to
                investing exclusively in shares of
                the underlying portfolios and may
                invest in securities, exchange
                traded funds (ETFs), and futures
                contracts, swap agreements and other
                financial and derivative instruments.
   --------------------------------------------------------------------------
   SPECIALTY    AST COHEN & STEERS REALTY PORTFOLIO:      Cohen & Steers
                seeks to maximize total return          Capital Management,
                through investment in real estate              Inc.
                securities. The Portfolio pursues
                its investment objective by
                investing, under normal
                circumstances, at least 80% of its
                net assets in securities issued by
                companies associated with the real
                estate industry, such as real estate
                investment trusts (REITs). Under
                normal circumstances, the Portfolio
                will invest substantially all of its
                assets in the equity securities of
                real estate related issuers, i.e., a
                company that derives at least 50% of
                its revenues from the ownership,
                construction, financing, management
                or sale of real estate or that has
                at least 50% of its assets in real
                estate.
   --------------------------------------------------------------------------
   SMALL-CAP    AST FEDERATED AGGRESSIVE GROWTH          Federated Equity
     GROWTH     PORTFOLIO: seeks capital growth. The        Management
                Portfolio pursues its investment            Company of
                objective by investing primarily in       Pennsylvania/
                the stocks of small companies that       Federated Global
                are traded on national security             Investment
                exchanges, NASDAQ stock exchange and     Management Corp.
                the over- the-counter market. Small
                companies are defined as companies
                with market capitalizations similar
                to companies in the Russell 2000(R)
                Index and S&P SmallCap 600 Index.
   --------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                         SUBADVISOR(S)
    ------------------------------------------------------------------------
    LARGE-CAP   AST GOLDMAN SACHS LARGE-CAP VALUE        Goldman Sachs
      VALUE     PORTFOLIO: seeks long-term growth of   Asset Management,
                capital. The Portfolio seeks to               L.P.
                achieve its investment objective by
                investing in value opportunities
                that the subadvisor, defines as
                companies with identifiable
                competitive advantages whose
                intrinsic value is not reflected in
                the stock price. The Portfolio
                invests, under normal circumstances,
                at least 80% of its net assets in
                large-cap U.S. issuers with market
                capitalizations within the range of
                the market capitalization of
                companies in the Russell 1000(R)
                Value Index at the time of
                investment.
    ------------------------------------------------------------------------
     MID-CAP    AST GOLDMAN SACHS MID-CAP GROWTH         Goldman Sachs
     GROWTH     PORTFOLIO: seeks long-term growth of   Asset Management,
                capital. The Portfolio pursues its            L.P.
                investment objective, by investing
                primarily in equity securities
                selected for their growth potential,
                and normally invests at least 80% of
                the value of its assets in
                medium-sized companies. Medium-sized
                companies are those whose market
                capitalizations (measured at the
                time of investment) fall within the
                range of companies in the Russell
                Midcap(R) Growth Index. The
                subadvisor seeks to identify
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large.
    ------------------------------------------------------------------------
      INTER     AST INTERNATIONAL GROWTH PORTFOLIO:    Jennison Associates
    NATIONAL    seeks long-term capital growth.           LLC; Marsico
     EQUITY     Under normal circumstances, the        Capital Management,
                Portfolio invests at least 80% of      LLC; William Blair
                the value of its assets in               & Company, LLC
                securities of issuers that are
                economically tied to countries other
                than the United States. Although the
                Portfolio intends to invest at least
                80% of its assets in the securities
                of issuers located outside the
                United States, it may at times
                invest in U.S. issuers and it may
                invest all of its assets in fewer
                than five countries or even a single
                country.
    ------------------------------------------------------------------------
      INTER     AST INTERNATIONAL VALUE PORTFOLIO:         LSV Asset
    NATIONAL    seeks capital growth. The Portfolio       Management;
     EQUITY     normally invests at least 80% of the       Thornburg
                Portfolio's investable assets in           Investment
                equity securities. The Portfolio        Management, Inc.
                will invest at least 65% of its net
                assets in the equity securities of
                companies in at least three
                different countries, without limit
                as to the amount of assets that may
                be invested in a single country.
    ------------------------------------------------------------------------
      FIXED     AST INVESTMENT GRADE BOND PORTFOLIO:       Prudential
     INCOME     seeks to maximize total return,            Investment
                consistent with the preservation of     Management, Inc.
                capital and liquidity needs. Under
                normal market conditions the
                Portfolio invests at least 80% of
                its investable assets in bonds.
                Please note that you may not make
                purchase payments to this Portfolio,
                and that this Portfolio is available
                only with certain living benefits.
    ------------------------------------------------------------------------
      INTER     AST J.P. MORGAN INTERNATIONAL EQUITY      J.P. Morgan
    NATIONAL    PORTFOLIO: seeks capital growth. The       Investment
     EQUITY     Portfolio seeks to meet its             Management, Inc.
                objective by investing, under normal
                market conditions, at least 80% of
                its assets in equity securities. The
                Portfolio seeks to meet its
                investment objective by normally
                investing primarily in a diversified
                portfolio of equity securities of
                companies located or operating in
                developed non-U.S. countries and
                emerging markets of the world. The
                equity securities will ordinarily be
                traded on a recognized foreign
                securities exchange or traded in a
                foreign over-the-counter market in
                the country where the issuer is
                principally based, but may also be
                traded in other countries including
                the United States.
    ------------------------------------------------------------------------
    LARGE-CAP   AST LARGE-CAP VALUE PORTFOLIO: seeks   Hotchkis and Wiley
      VALUE     current income and long-term growth    Capital Management,
                of income, as well as capital                 LLC
                appreciation. The Portfolio invests,
                under normal circumstances, at least
                80% of its net assets in securities
                of large capitalization companies.
                Large capitalization companies are
                those companies with market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of the Russell
                1000(R) Value Index.
    ------------------------------------------------------------------------
      FIXED     AST LORD ABBETT CORE FIXED INCOME      Lord, Abbett & Co.
     INCOME     PORTFOLIO: seeks income and capital           LLC
                appreciation to produce a high total
                return. Under normal market
                conditions, the Portfolio pursues
                its investment objective by
                investing at least 80% of its net
                assets in fixed income securities.
                The Portfolio primarily invests in
                securities issued or guaranteed by
                the U.S. government, its agencies or
                government-sponsored enterprises;
                investment grade debt securities of
                U.S. issuers; investment grade debt
                securities of non-U.S. issuers that
                are denominated in U.S. dollars;
                mortgage-backed and other
                asset-backed securities;
                inflation-linked investments; senior
                loans, and loan participations and
                assignments (including those for
                borrowers with debt that is rated
                below investment grade, or "junk");
                and derivative instruments, such as
                options, futures contracts, forward
                contracts and swap agreements.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUBADVISOR(S)
   --------------------------------------------------------------------------
   LARGE-CAP    AST MARSICO CAPITAL GROWTH               Marsico Capital
     GROWTH     PORTFOLIO: seeks capital growth.         Management, LLC
                Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000(R) Growth Index. In selecting
                investments for the Portfolio, the
                subadvisor uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection.
   --------------------------------------------------------------------------
   LARGE-CAP    AST MFS GROWTH PORTFOLIO: seeks           Massachusetts
     GROWTH     long-term capital growth and future,   Financial Services
                rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depository receipts.
                The subadvisor focuses on investing
                the Portfolio's assets in the stocks
                of companies it believes to have
                above-average earnings growth
                potential compared to other
                companies. The subadvisor uses a
                "bottom up" as opposed to a "top
                down" investment style in managing
                the Portfolio. Quantitative models
                that systematically evaluate an
                issuer's valuation, price and
                earnings momentum, earnings quality,
                and other factors may also be
                considered.
   --------------------------------------------------------------------------
    MID-CAP     AST MID-CAP VALUE PORTFOLIO: seeks      EARNEST Partners,
     VALUE      to provide capital growth by               LLC; WEDGE
                investing primarily in                 Capital Management
                mid-capitalization stocks that               L.L.P.
                appear to be undervalued. The
                Portfolio invests, under normal
                circumstances, at least 80% of the
                value of its net assets in
                mid-capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap(R)
                Value Index during the previous 12
                months based on month-end data.
   --------------------------------------------------------------------------
     FIXED      AST MONEY MARKET PORTFOLIO: seeks          Prudential
     INCOME     high current income and maintain           Investment
                high levels of liquidity. The           Management, Inc.
                Portfolio invests in high-quality
                money market instruments and seeks
                to maintain a stable net asset value
                (NAV) of $1 per share.
   --------------------------------------------------------------------------
    MID-CAP     AST NEUBERGER BERMAN MID-CAP GROWTH     Neuberger Berman
     GROWTH     PORTFOLIO: seeks capital growth.         Management LLC
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadvisor looks for
                fast-growing companies with
                above-average sales and competitive
                returns on equity relative to their
                peers.
   --------------------------------------------------------------------------
    MID-CAP     AST NEUBERGER BERMAN/LSV MID-CAP            LSV Asset
     VALUE      VALUE PORTFOLIO: seeks capital             Management;
                growth. Under normal market             Neuberger Berman
                conditions, the Portfolio invests at     Management LLC
                least 80% of its net assets in the
                common stocks of medium
                capitalization companies. Companies
                with market capitalizations that
                fall within the range of the Russell
                Midcap(R) Value Index at the time of
                investment are considered medium
                capitalization companies. Some of
                the Portfolio's assets may be
                invested in the securities of
                large-cap companies as well as in
                small-cap companies.
   --------------------------------------------------------------------------
     ASSET      AST NEW DISCOVERY ASSET ALLOCATION      Bradford & Marzec
   ALLOCATION   PORTFOLIO seeks total return. Total        LLC; Brown
                return is comprised of capital         Advisory, LLC; C.S.
                appreciation and income. Under             McKee, LP;
                normal circumstances, approximately     EARNEST Partners,
                70% of the Portfolio's assets are          LLC; Epoch
                allocated to a combination of          Investment Partners,
                domestic and international equity        Inc.; Security
                strategies and approximately 30% of      Investors, LLC;
                the Portfolio's assets are allocated   Thompson, Siegel &
                to certain foreign and domestic           Walmsley LLC
                fixed income investment strategies
                and a liquidity strategy. A portion
                of the Portfolio may be invested in
                below investment grade bonds,
                commonly known as "junk bonds".
   --------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                   ADVISOR/
                                                          SUBADVISOR(S)
   --------------------------------------------------------------------------
     FIXED      AST PIMCO LIMITED MATURITY BOND         Pacific Investment
     INCOME     PORTFOLIO: seeks to maximize total          Management
                return consistent with preservation        Company LLC
                of capital and prudent investment            (PIMCO)
                management. The Portfolio will
                invest, under normal circumstances,
                at least 80% of the value of its net
                assets in fixed income investments,
                which may be represented by forwards
                or derivatives such as options,
                futures contracts, or swap
                agreements. The average portfolio
                duration normally varies within a
                one-to-three year time-frame based
                on the subadvisor's forecast of
                interest rates. Portfolio holdings
                are concentrated in areas of the
                bond market (based on quality,
                sector, interest rate or maturity)
                that the subadvisor believes to be
                relatively undervalued. The
                Portfolio may invest up to 10% total
                assets in non-investment grade bonds
                which are commonly known as "junk
                bonds".
   --------------------------------------------------------------------------
     FIXED      AST PIMCO TOTAL RETURN BOND             Pacific Investment
     INCOME     PORTFOLIO: seeks to maximize total          Management
                return consistent with preservation        Company LLC
                of capital and prudent investment            (PIMCO)
                management. The Portfolio will
                invest, under normal circumstances,
                at least 80% of the value of its net
                assets in fixed income investments,
                which may be represented by forwards
                or derivatives such as options,
                futures contracts, or swap
                agreements. The average portfolio
                duration normally varies within two
                years (+/-) of the duration of the
                Barclays U.S. Aggregate Bond Index,
                as calculated by Pacific Investment
                Management Company LLC ("PIMCO").
                Portfolio holdings are concentrated
                in areas of the bond market (based
                on quality, sector, interest rate or
                maturity) that the subadvisor
                believes to be relatively
                undervalued. The Portfolio may
                invest up to 10% total assets in
                non-investment grade bonds which are
                commonly known as "junk bonds".
   --------------------------------------------------------------------------
     ASSET      AST PRESERVATION ASSET ALLOCATION           Prudential
   ALLOCATION   PORTFOLIO: seeks to obtain a total       Investments LLC;
                return consistent with its specified       Quantitative
                level of risk. The Portfolio                Management
                primarily invests its assets in a         Associates LLC
                diversified portfolio of other
                mutual funds, within the Advanced
                Series Trust and certain affiliated
                money market funds. Under normal
                market conditions, the Portfolio
                will devote approximately 35% of its
                net assets to underlying portfolios
                investing primarily in equity
                securities (with a range of 27.5% to
                42.5%), and 65% of its net assets to
                underlying portfolios investing
                primarily in debt securities and
                money market instruments (with a
                range of 57.5% to 72.5%). The
                Portfolio is not limited to
                investing exclusively in shares of
                the underlying portfolios and may
                invest in securities, exchange
                traded funds (ETFs), and futures
                contracts, swap agreements and other
                financial and derivative instruments.
   --------------------------------------------------------------------------
   SMALL-CAP    AST SMALL-CAP GROWTH PORTFOLIO:            Eagle Asset
     GROWTH     seeks long-term capital growth. The     Management, Inc.;
                Portfolio pursues its objective by        Emerald Mutual
                investing, under normal                 Fund Advisers Trust
                circumstances, at least 80% of the
                value of its assets in
                small-capitalization companies.
                Small-capitalization companies are
                those companies with a market
                capitalization, at the time of
                purchase, no larger than the largest
                capitalized company included in the
                Russell 2000(R) Growth Index at the
                time of the Portfolio's investment.
   --------------------------------------------------------------------------
   SMALL-CAP    AST SMALL-CAP VALUE PORTFOLIO: seeks       ClearBridge
     VALUE      to provide long-term capital growth     Investments, LLC;
                by investing primarily in                  J.P. Morgan
                small-capitalization stocks that            Investment
                appear to be undervalued. The           Management, Inc.;
                Portfolio invests, under normal         Lee Munder Capital
                circumstances, at least 80% of the          Group, LLC
                value of its net assets in small
                capitalization stocks. Small
                capitalization stocks are generally
                the stocks of companies with market
                capitalization that are within the
                market capitalization range of the
                Russell 2000(R) Value Index at the
                time of purchase. The Portfolio is
                subadvised by three different
                subadvisors and each subadvisor
                expects to utilize different
                investment strategies to achieve the
                Portfolio's objective.
   --------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
      TYPE                                                 ADVISOR/
                                                         SUBADVISOR(S)
    -----------------------------------------------------------------------
    LARGE-CAP   AST T. ROWE PRICE EQUITY INCOME          T. Rowe Price
      VALUE     PORTFOLIO: seeks substantial           Associates, Inc.
                dividend income as well as long-term
                growth of capital through
                investments in the common stocks of
                established companies. The Portfolio
                will normally invest at least 80% of
                its net assets (including any
                borrowings for investment purposes)
                in common stocks, with 65% of net
                assets (including any borrowings for
                investment purposes) in
                dividend-paying common stocks of
                well- established companies. The
                Portfolio will typically employ a
                "value" approach in selecting
                investments. T. Rowe Price's
                research team will seek companies
                that appear to be undervalued by
                various measures and may be
                temporarily out of favor but have
                good prospects for capital
                appreciation and dividend growth. In
                selecting investments, T. Rowe Price
                generally will look for companies in
                the aggregate with one or more of
                the following: an established
                operating history, above-average
                dividend yield relative to the S&P
                500(R) Index, low price/earnings
                ratio relative to the S&P 500(R)
                Index, a sound balance sheet and
                other positive financial
                characteristics, and low stock price
                relative to a company's underlying
                value as measured by assets, cash
                flow, or business franchises.
    -----------------------------------------------------------------------
    LARGE-CAP   AST T. ROWE PRICE LARGE-CAP GROWTH       T. Rowe Price
     GROWTH     PORTFOLIO: seeks long-term growth of   Associates, Inc.
                capital by investing predominantly
                in the equity securities of a
                limited number of large, carefully
                selected, high-quality U.S.
                companies that are judged likely to
                achieve superior earnings growth.
                The Portfolio takes a growth
                approach to investment selection and
                normally invests at least 80% of its
                net assets in the common stocks of
                large companies. Large companies are
                defined as those whose market
                capitalization is larger than the
                median market capitalization of
                companies in the Russell 1000(R)
                Growth Index as of the time of
                purchase.
    -----------------------------------------------------------------------
      FIXED     AST TEMPLETON GLOBAL BOND PORTFOLIO    Franklin Advisers,
     INCOME     (formerly the AST T. Rowe Price              Inc.
                Global Bond Portfolio): seeks to
                provide current income with capital
                appreciation and growth of income.
                The Portfolio invests, under normal
                circumstances, at least 80% of the
                value of its assets in fixed income
                securities of any maturity,
                including bonds, notes, bills and
                debentures. The Portfolio invests
                predominantly in fixed income
                securities issued by governments and
                government agencies located around
                the world. The Portfolio may also
                invest in inflation-indexed
                securities, and may invest without
                limit in developing markets and
                expects to invest at least 40% of
                its net assets in foreign
                securities. The Portfolio focuses on
                "investment grade" fixed income
                securities but may invest up to 25%
                of its total assets in fixed income
                securities that are rated below
                investment grade, commonly known as
                "junk bonds". The Portfolio
                regularly uses currency derivatives
                and may also use other derivatives,
                including swap agreements (which may
                include interest rate and credit
                default swaps).
    -----------------------------------------------------------------------
      FIXED     AST WESTERN ASSET CORE PLUS BOND         Western Asset
     INCOME     PORTFOLIO: seeks to maximize total        Management
                return, consistent with prudent        Company/ Western
                investment management and liquidity    Asset Management
                needs, by investing to obtain the       Company Limited
                average duration specified for the
                Portfolio. The Portfolio invests,
                under normal circumstances, at least
                80% of the value of its assets in
                debt and fixed income securities.
                The Portfolio's current target
                average duration is generally 2.5 to
                7 years. The Portfolio has the
                ability to invest up to 20% in below
                investment grade securities,
                commonly known as "junk bonds" or
                "high yield" securities.
    -----------------------------------------------------------------------
                     WELLS FARGO VARIABLE TRUST
    -----------------------------------------------------------------------
      INTER     WELLS FARGO ADVANTAGE VT               Wells Fargo Funds
    NATIONAL    INTERNATIONAL EQUITY FUND - CLASS 1:   Management, LLC,
     EQUITY     seeks long-term capital                 advisor; Wells
                appreciation. The types of             Capital Management
                securities in which the Portfolio      Inc., subadvisor
                normally invests include common
                stock, preferred stock, rights,
                warrants and ADRs. The Portfolio
                considers equity securities of
                foreign issuers (or foreign
                securities) to be equity securities:
                (1) issued by companies with their
                principal place of business or
                principal office or both, as
                determined in our reasonable
                discretion, in a country other than
                the U.S.; or (2) issued by companies
                for which the principal securities
                trading market is a country other
                than the U.S. The Portfolio may use
                futures or forward foreign currency
                contracts to manage risk or to
                enhance return. The Portfolio may
                hold some of its assets in cash or
                in money market instruments,
                including U.S. Government
                obligations, shares of other mutual
                funds and repurchase agreements, or
                make other short-term investments to
                either maintain liquidity or for
                short-term defensive purposes when
                the subadvisor believes it is in the
                best interests of the shareholders
                to do so.
    -----------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
      TYPE                                                 ADVISOR/
                                                         SUBADVISOR(S)
    -----------------------------------------------------------------------
    LARGE-CAP   WELLS FARGO ADVANTAGE VT OMEGA         Wells Fargo Funds
     GROWTH     GROWTH FUND - CLASS 1: seeks           Management, LLC,
                long-term capital appreciation. The     advisor; Wells
                Portfolio normally invests at least    Capital Management
                80% of its assets in equity            Inc., subadvisor
                securities of any market
                capitalization and may invest up to
                25% of its assets in equity
                securities of foreign issuers,
                including ADRs and similar
                investments. The Portfolio invests
                principally in equity securities of
                companies of all market
                capitalizations. The Portfolio seeks
                to identify companies that have the
                prospect for improving sales and
                earnings growth rates, enjoy a
                competitive advantage and that the
                subadvisor believes have effective
                management with a history of making
                investments that are in the best
                interests of shareholders. The
                Portfolio may invest in any sector,
                and at times may emphasize one or
                more particular sectors. The
                Portfolio may hold some of its
                assets in cash or in money market
                instruments, including U.S.
                Government obligations, shares of
                other mutual funds and repurchase
                agreements, or make other short-term
                investments to either maintain
                liquidity or for short-term
                defensive purposes when the
                subadvisor believes it is in the
                best interests of the shareholders
                to do so.
    -----------------------------------------------------------------------


 WHAT ARE THE FIXED ALLOCATIONS?
 The Fixed Allocations consist of the MVA Fixed Allocations, the Fixed Allocations and DCA Fixed Allocations used with our dollar-cost averaging program, and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the Prospectus concerning Highest Daily Lifetime Five. We describe the DCA Fixed Allocations in the section entitled "Do You Offer Dollar Cost Averaging?"

 We offer MVA Fixed Allocations of different durations during the accumulation period. These "MVA Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer MVA Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose MVA Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, for certain MVA Fixed Allocations, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one MVA Fixed Allocation at a time.

 Fixed Allocations are not available in Maryland, Nevada, North Dakota, Vermont and Washington. Availability of Fixed Allocations is subject to change and may differ by state and by the annuity product you purchase. Please call Prudential Annuities at 1-888-PRU-2888 to determine availability of Fixed Allocations in your state and for your annuity product. You may not allocate Account Value to MVA Fixed Allocations if you have elected the following Optional Benefits: Lifetime Five Income Benefit, Spousal Lifetime Five Income Benefit, Highest Daily Lifetime Five Income Benefit, Highest Daily Lifetime Seven Income Benefit, Spousal Highest Daily Lifetime Seven Income Benefit, Highest Daily Value Death Benefit, Highest Daily Lifetime Seven with Beneficiary Income Option, Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, GRO, GRO Plus, GRO Plus 2008, Highest Daily GRO, Highest Daily GRO II, GRO Plus II, Highest Daily Lifetime 7 Plus Income Benefit, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator, Highest Daily Lifetime 6 Plus, Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator and Spousal Highest Daily Lifetime 6 Plus. The interest rate that we credit to the MVA Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 No specific fees or expenses are deducted when determining the rate we credit to an MVA Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to MVA Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the MVA Fixed Allocations.

                               FEES AND CHARGES

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering an Annuity and to offset a portion of the costs associated with offering any Credits which are funded through Prudential Annuities' general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including appreciation on amounts that represent any Credits.

 WHAT ARE THE CONTRACT FEES AND CHARGES?

 CONTINGENT DEFERRED SALES CHARGE: We do not deduct a sales charge from purchase payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for each Annuity are shown under "Summary of Contract Fees and Charges". If you purchase Optimum Plus and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from purchase payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including, certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".


 TRANSFER FEE: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20/th/ in each Annuity Year. The fee will never be more than $15.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one
 (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value (including any amounts in Fixed Allocations), invested in the Sub-accounts, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. With respect to Optimum and Optimum Four, currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to Optimum Plus, we deduct the Annual Maintenance Fee regardless of Account Value. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a Medically-Related Surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a non-qualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.


 TAX CHARGE: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of purchase payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

 The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

 DISTRIBUTION CHARGE: For Optimum and Optimum Plus, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges" on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity and, with respect to Optimum Plus, the costs associated with offering Credits which are funded through Prudential Annuities' general account. The Distribution Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.

 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the sections entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from an MVA Fixed Allocation.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). Currently, we only offer fixed payment options.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES

 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY


 PLEASE NOTE THAT THESE ANNUITIES ARE NO LONGER AVAILABLE FOR NEW SALES. THE INFORMATION PROVIDED IN THIS SECTION IS FOR INFORMATIONAL PURPOSES ONLY.


 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?


 We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. All such conditions are described below.


 INITIAL PURCHASE PAYMENT: We no longer allow new purchases of these Annuities. Previously, you must have made a minimum initial Purchase Payment as follows:
 $1,000 for Optimum, and $10,000 for Optimum Plus and Optimum Four. However, if you decided to make payments under a systematic investment or an electronic funds transfer program, we would have accepted a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment totaled the minimum initial Purchase Payment amount required for the Annuity purchased.


 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equal $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.


 Speculative Investing - Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.

 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept purchase payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.


 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional's broker-dealer firm. Additional purchase payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.


 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for Optimum, age 75 for Optimum Plus and age 85 for Optimum Four. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 "BENEFICIARY" ANNUITY
 You may purchase an Annuity if you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements. You may transfer the proceeds of the decedent's annuity into one of the Annuities described in the prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. We will calculate your required distributions based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of your prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your prospectus.

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's" into a single contact as part of this "Beneficiary" Annuity.
..   You may not elect any optional living or death benefits. Annuity Rewards is not available.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging, Systematic Withdrawals, and Third Party Investment Advisor.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "Beneficiary Annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30/th/ of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.

   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of Beneficiary, the term "Successor" is used.


 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity, or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any joint
    Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;
..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
..   a change in Beneficiary if the Owner had previously made the designation irrevocable;
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors; and
..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections of this Prospectus for any such restrictions.

 If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Generally, any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us (unless an alternative rule is stipulated by applicable State law). We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We are not responsible for any transactions processed before a change of Owner and/or Beneficiary, and an assignment of the Annuity, is accepted and recorded by us.


 UNLESS PROHIBITED BY APPLICABLE STATE LAW, WE RESERVE THE RIGHT TO REFUSE A PROPOSED CHANGE OF OWNER AND/OR BENEFICIARY, AND A PROPOSED ASSIGNMENT OF THE ANNUITY. WE ACCEPT ASSIGNMENTS OF NON-QUALIFIED ANNUITIES ONLY.

 We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
..   a company(ies) that issues or manages viatical or structured settlements;
..   an institutional investment company;
..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA"); or
..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

 WE WILL IMPLEMENT THIS RIGHT ON A NON-DISCRIMINATORY BASIS, AND TO THE EXTENT ALLOWED BY STATE LAW, AND WE ARE NOT OBLIGATED TO PROCESS YOUR REQUEST WITHIN ANY PARTICULAR TIME FRAME. For New York Annuities, a request to change the Owner, Annuitant, Contingent Annuitant, Beneficiary and contingent Beneficiary designations is effective when signed, and an assignment is effective upon our receipt. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.


 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.


 Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to purchase a new Annuity, subject to the rules current at the time of purchase, with the withdrawn funds.

 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Annuity is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.


 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period and may be subject to a market value adjustment if it was allocated to a MVA Fixed Allocation, to the extent allowed by State law. However, where required by law, we will return your Purchase Payment(s), if they are greater than your current Account Value less any federal and state income tax withholding. With respect to Optimum Plus, if you return your Annuity, we will not return any Credits we applied to your Annuity based on your Purchase Payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?

 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. purchase payments made while you participate in an asset allocation program will be allocated in accordance with such benefit. Additional purchase payments may be made at any time before the Annuity Date, or prior to the Account Value being reduced to zero. Purchase payments are not permitted if the Annuity is held as a Beneficiary Annuity. Please see the "Living Benefits" section of this prospectus for further information on additional Purchase Payments.

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?

 You can make additional purchase payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless your Annuity is being held as a Beneficiary Annuity). We call our electronic funds transfer program "The Systematic Investment Plan." Purchase payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments.


 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?

 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic purchase payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent purchase payments.)

 INITIAL PURCHASE PAYMENT: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more available Sub-accounts or available Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

 SUBSEQUENT PURCHASE PAYMENTS: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES? We apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). With respect to Optimum, for annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 0.50% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to Optimum Four, for annuities issued between June 20, 2005 and February 13, 2006, the Loyalty Credit is equal to 2.25% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For Optimum Four Annuities issued on or after February 13, 2006, the Loyalty
 Credit is equal to 2.75% of total purchase payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

 If the total purchase payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Guaranteed Minimum Withdrawal Benefit, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity
 Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.

 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?

 Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Sub-accounts according to the "hierarchy" described in this paragraph. This hierarchy consists of a priority list of investment options, and the Loyalty Credit is applied based on which of the items below is applicable and in effect when the Loyalty Credit is applied. Thus, if a given item in the priority list is inapplicable to you, we move to the next item. The hierarchy is as follows: (a) if you participate in an asset allocation program (see Appendix C for a description of such programs), in accordance with that program, (b) in accordance with your standing allocation instructions (c) if you participate in the Systematic Investment Plan, in accordance with that Plan, (d) if you participate in an automatic rebalancing program, in accordance with that program (e) in accordance with how your most recent purchase payment was allocated and (f) otherwise in accordance with your instructions, if items (a) through (e) above are not permitted or applicable.


 EXAMPLE OF APPLYING THE LOYALTY CREDIT WITH RESPECT TO OPTIMUM.
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.

 EXAMPLE OF APPLYING THE LOYALTY CREDIT WITH RESPECT TO OPTIMUM FOUR.
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of purchase payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

 HOW DO I RECEIVE CREDITS UNDER THE OPTIMUM PLUS ANNUITY?
 We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, according to the table below:

 For annuities issued prior to February 13, 2006:

                              ANNUITY YEAR  CREDIT
                              --------------------
                                  1         6.00%
                                  2         5.00%
                                  3         4.00%
                                  4         3.00%
                                  5         2.00%
                                  6         1.00%
                                  7+        0.00%
                              --------------------

 For annuities issued on or after February 13, 2006 (subject to state availability):

                              ANNUITY YEAR  CREDIT
                              --------------------
                                  1         6.50%
                                  2         5.00%
                                  3         4.00%
                                  4         3.00%
                                  5         2.00%
                                  6         1.00%
                                  7+        0.00%
                              --------------------

 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE OPTIMUM PLUS ANNUITY? Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 EXAMPLES OF APPLYING CREDITS

 INITIAL PURCHASE PAYMENT
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. We would apply a 6.5% Credit to your Purchase Payment and allocate the amount of the Credit ($650 = $10,000 X .065) to your Account Value in the proportion that your Purchase Payment is allocated.

 ADDITIONAL PURCHASE PAYMENT IN ANNUITY YEAR 2
 Assume that you make an additional Purchase Payment of $5,000. We would apply a 5.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $5,000 X .05) to your Account Value.

 ADDITIONAL PURCHASE PAYMENT IN ANNUITY YEAR 6
 Assume that you make an additional Purchase Payment of $15,000. We would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($150 = $15,000 X .01) to your Account Value.

 The amount of any Optimum Plus Credits applied to your Optimum Plus Annuity Account Value can be taken back by Prudential Annuities under certain circumstances:
   . any Optimum Plus Credits applied to your Account Value on Purchase Payments made within the 12 months before the Owner's (or Annuitant's if entity owned) date of death will be taken back (to the extent allowed by state law);

   . the amount available under the Medically-Related Surrender portion of the Annuity will not include the amount of any Optimum Plus Credits payable on Purchase Payments made within 12 months prior to the date of a request under the Medically-Related Surrender provision; and

   . if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any Optimum Plus Credits.

 The Account Value may be substantially reduced if Prudential Annuities takes back the Optimum Plus Credit amount under these circumstances. The amount we take back will equal the Optimum Plus Credit amount, without adjustment up or down for investment performance. Therefore, any gain on the Optimum Plus Credit amount will not be taken back. But if there was a loss on the Optimum Plus Credit amount, the amount we take back will still equal the amount of the Optimum Plus Credit amount. We do not deduct a CDSC in any situation where we take back the Optimum Plus Credit amount. During the first 10 Annuity Years, the total asset-based charges on this Annuity (including the Insurance Charge and the Distribution Charge) are higher than many of our other annuities, including other annuities we offer that apply credits to Purchase Payments.

 GENERAL INFORMATION ABOUT CREDITS
   . We do not consider Credits to be "investment in the contract" for income tax purposes.
   . You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of purchase payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. You may not transfer Account Value to any DCA fixed Allocation. You may only allocate payments to DCA Fixed Allocations.

 Currently, we charge $10.00 for each transfer after the twentieth
 (20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from an MVA Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $15.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals;
    (ii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction- specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY.
 The Portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER DOLLAR COST AVERAGING?
 Yes. As discussed below, we offer Dollar Cost Averaging programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from the Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program.

 You can Dollar Cost Average from Sub-accounts or the Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
..   You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.

..   You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
..   Dollar Cost Averaging transfers from Fixed Allocations are not subject to a
    Market Value Adjustment.

 NOTE: WHEN A DOLLAR COST AVERAGING PROGRAM IS ESTABLISHED FROM A FIXED ALLOCATION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS DURING THE GUARANTEE PERIOD. THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE FIXED ALLOCATION OVER THE GUARANTEE PERIOD.

 The Dollar Cost Averaging program is not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits.

 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program ("DCA Fixed Allocations"). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers will be effected on the date the DCA Fixed Dollar Allocations is established and each month following until the entire principal amount plus earning is transferred. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional purchase payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.


 Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account unless restricted due to benefit election. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).


 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.


 If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you elected automatic rebalancing; you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.


 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
 Yes. Certain "static asset allocation programs" are provided by LPL Financial Corporation ("LPL"), the firm selling the Annuity. Initially, you may be required to enroll in an available asset allocation program if you purchase one of the Annuities. Additionally, certain optional benefits require your Account Value be maintained in a model in the asset allocation program. These programs are considered static because once you have selected a model portfolio, the Sub-accounts and the percentage of contract value allocated to each Sub-account cannot be changed without your consent and direction. The programs are available at no additional charge. Under these programs, the Sub-account for each asset class in each model portfolio is designated for you. Under the programs, the values in the Sub-accounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. The programs are offered by LPL. We have not designed the models or the program, and we are not responsible for them. Our role is limited to administering the model you select. For more information on the asset allocation programs see the Appendix entitled "Additional Information on the Asset Allocation Programs."

 Asset allocation is a sophisticated method of diversification, which allocates assets among asset classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. No personalized investment advice is provided in connection with the asset allocation programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. LPL reserves the right to terminate or change the programs at any time. We reserve the right to change the way in which we administer the program you have selected with your LPL Financial Professional, and we reserve the right to terminate our administration of the programs. You should consult with your LPL Financial Professional before electing any asset allocation program.

 WHAT IS THE BALANCED INVESTMENT PROGRAM?
 We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment (which may be positive or negative). You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program. This program is not available if your Annuity is held as a Beneficiary Annuity.

      EXAMPLE
      Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

 * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
 Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. EVEN IF THIS IS THE CASE, HOWEVER, PLEASE NOTE THAT THE INVESTMENT ADVISOR YOU ENGAGE TO PROVIDE ADVICE AND/OR MAKE TRANSFERS FOR YOU, IS NOT ACTING ON OUR BEHALF, BUT RATHER IS ACTING ON YOUR BEHALF. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we may not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily GRO).

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

 We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of Prudential Annuities.

 PLEASE NOTE: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).

 LIMITATIONS THAT WE MAY IMPOSE ON YOUR FINANCIAL PROFESSIONAL OR INVESTMENT ADVISOR UNDER THE TERMS OF THE ADMINISTRATIVE AGREEMENT DO NOT APPLY TO FINANCIAL TRANSACTIONS REQUESTED BY AN OWNER ON THEIR OWN BEHALF, EXCEPT AS OTHERWISE DESCRIBED IN THIS PROSPECTUS.

 HOW DO THE FIXED ALLOCATIONS WORK?
 We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

 The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine, in our sole discretion, the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-888-PRU-2888.

 A Guarantee Period for a Fixed Allocation begins:
   . when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
   . upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
   .   when you "renew" a Fixed Allocation by electing a new Guarantee Period.

 To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or the Balanced Investment Program.

 The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

 Prudential Annuities offers Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
 We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. For some of the same reasons that we deduct the Insurance Charge against the Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.

 We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

 The interest rate we credit for a Fixed Allocation may be subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
 If you transfer or withdraw Account Value from a MVA Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". Under certain optional benefits (such as GRO and GRO Plus) a formula transfers amounts between the MVA Fixed Allocations and the Permitted Sub-accounts. The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated. Any Market Value Adjustment that applies will be subject to our rules for complying with applicable state law.
..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.
..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

 MVA FORMULA
 The MVA formula is applied separately to each MVA Fixed Allocation to determine the Account Value of the MVA Fixed Allocation on a particular date. The formula is as follows:


                        [(1+I) / (1+J+0.0010)]/^(N/365)/


                                     where:

        I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        N is the number of days remaining in the original Guarantee Period.


 The denominator of the MVA formula includes a factor, currently equal to
 0.0010 or 0.10%. It is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Allocation.


 If you surrender your Annuity under the right to cancel provision, the MVA formula is:


                          [(1 + I)/(1 + J)]/^(N/365)/

 MVA EXAMPLES
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
   . You allocate $50,000 into a MVA Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
   . The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
   . You make no withdrawals or transfers until you decide to withdraw the entire MVA Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

 EXAMPLE OF POSITIVE MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:


   MVA Factor = [(1+I)/(1+J+0.0010)]/^(N/365)/ = [1.055/1.041]/2/ /= 1.027078

                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,448.56

 EXAMPLE OF NEGATIVE MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:


   MVA Factor = [(1+I)/(1+J+0.0010)]/^(N/365)/ = [1.055/1.071]/2/ = 0.970345

                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,164.78

 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
 The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period (note that the discussion in this section of Guarantee Periods is not applicable to the DCA Fixed Allocations and the Benefit Fixed Rate Account). Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

 IF YOU DO NOT SPECIFY HOW YOU WANT A FIXED ALLOCATION TO BE ALLOCATED ON ITS MATURITY DATE, WE WILL THEN TRANSFER THE ACCOUNT VALUE OF THE FIXED ALLOCATION TO THE AST MONEY MARKET SUB-ACCOUNT. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to MVA Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, as permitted, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES?

 DURING THE ACCUMULATION PERIOD
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 DURING THE ANNUITIZATION PERIOD
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about nonqualified Annuities.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of purchase payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of purchase payments unless all purchase payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase payments are withdrawn on a first in, first out basis.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (NOTE, HOWEVER, THAT WE DO NOT PERMIT COMMUTATION ONCE ANNUITY PAYMENTS HAVE COMMENCED).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all purchase payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?

 Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select ("systematic withdrawals"). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

 You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

 You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

 Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.

 We will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.

 If you have a Guaranteed Lifetime Minimum Withdrawal Benefit or the Guaranteed Minimum Withdrawal Benefit (GMWB) and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
..   Excluding Lifetime Five and GMWB, systematic withdrawals must be taken from your Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.
..   If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount, Annual Withdrawal Amount (only applicable to Lifetime Five), Protected Annual Withdrawal Amount (only applicable to GMWB) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount or Protected Annual Withdrawal Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
..   If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, Protected Annual Withdrawal Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further increase the impact on your future guaranteed withdrawal amounts.
..   For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Living Benefits" later in this prospectus.


 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(T) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any MVA Fixed Allocations. To request a program that complies with Section 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Section 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities. However, no MVA may be assessed on a withdrawal taken to meet RMD requirements applicable to your Annuity.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a continued means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 Please see "Highest Daily Lifetime 6 Plus" under the subsection "Required Minimum Distributions" for further information relating to Required Minimum Distributions if you own that benefit.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any MVA Fixed Allocations.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below (a "Medically-Related Surrender"). The requirements of such a surrender and waiver may vary by state.

 We may apply a Market Value Adjustment to any MVA Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value minus, with respect to Optimum Plus, (a) the amount of any Credits applied within 12 months prior to your request to surrender your Annuity under this provision (or as otherwise stipulated by applicable State law); and (b) the amount of any Credits added in conjunction with any Purchase Payments received after our receipt of your request for a Medically-Related Surrender (e.g. Purchase Payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to take back Credits as described above (if allowed by State law).


 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:

   . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a Medically-Related Surrender;

   . the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional Purchase Payments can be made to the Annuity

 A "Contingency Event" occurs if the Annuitant is:
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.


 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This waiver is not available in Massachusetts.


 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make available annuity options that provide fixed annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available or any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. See section below entitled "How and When Do I Choose the Annuity Payment Option?"

 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, with respect to Optimum Plus, you may not annuitize within the first three Annuity Years and with respect to Optimum and Optimum Four, you may not annuitize within the first Annuity Year.

 For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

 OPTION 1
 PAYMENTS FOR LIFE: Under this option, income is payable periodically until the death of the "Key Life". The "Key Life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the Key Life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 OPTION 2
 PAYMENTS BASED ON JOINT LIVES: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Key Lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 OPTION 3
 PAYMENTS FOR LIFE WITH A CERTAIN PERIOD: Under this option, income is payable until the death of the Key Life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity. If this Annuity is issued as a Qualified Annuity contract and annuity payments begin after age 92, then this Option will be modified to permit a period certain that will end no later than the life expectancy of the annuitant defined under the IRS Required Minimum Distribution tables.

 OPTION 4
 FIXED PAYMENTS FOR A CERTAIN PERIOD: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

 We may make different annuity and settlement options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

 You have a right to choose your Annuity Date provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

 For Annuities issued prior to November 20, 2006:
   . if you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85/th/ birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
   . unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

 For Annuities issued on or after November 20, 2006:
   . Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and the fifth anniversary of the Issue Date.
   . If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 HOW ARE ANNUITY PAYMENTS CALCULATED?

 FIXED ANNUITY PAYMENTS
 If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the Key Life. Otherwise, the rates will differ according to the gender of the Key Life.

 ADJUSTABLE ANNUITY PAYMENTS
 We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:

 Guaranteed Return Option Plus II (GRO Plus II)
 Highest Daily Guaranteed Return Option II (HD GRO II)

 Guaranteed Return Option (GRO)/1/
 Guaranteed Return Option Plus (GRO Plus)/1/
 Guaranteed Return Option Plus 2008 (GRO Plus 2008)/1/


 Highest Daily Guaranteed Return Option (Highest Daily GRO)/1/


 Guaranteed Minimum Withdrawal Benefit (GMWB)/1/
 Guaranteed Minimum Income Benefit (GMIB)/1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit/1/ Highest Daily Lifetime Five Income Benefit/1/
 Highest Daily Lifetime Seven Income Benefit/1/
 Spousal Highest Daily Lifetime Seven Income Benefit/1/
 Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/ Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit/1/ Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/
 Highest Daily Lifetime 7 Plus Income Benefit/1/
 Spousal Highest Daily Lifetime 7 Plus Income Benefit/1/
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit/1/ Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/ Highest Daily Lifetime 6 Plus Income Benefit/1/
 Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator/1/
 Spousal Highest Daily Lifetime 6 Plus Income Benefit/1/

 (1)No longer available for new elections.

 Here is a general description of each kind of living benefit that exists under this Annuity:
..   GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest
    Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account (or MVA Fixed Allocations, for certain of the benefits). The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.
..   GUARANTEED MINIMUM INCOME BENEFIT OR ("GMIB"). As discussed elsewhere in this Prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments.
    Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments.
    This benefit is no longer available for new elections.
..   GUARANTEED MINIMUM WITHDRAWAL BENEFIT OR ("GMWB"). This benefit is designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal over time, even if the value of the annuity itself has declined. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. This benefit is no longer available for new elections.
..   LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your highest daily Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. Under any of the Guaranteed Lifetime
    Withdrawal Benefits (e.g., Highest Daily Lifetime 6 Plus), withdrawals in excess of the Annual Income Amount, called "Excess Income," will result in a permanent reduction in future guaranteed withdrawal amounts. If you purchased your contract in New York and wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed withdrawal amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.

 FINALLY, PLEASE NOTE THAT CERTAIN OF THESE BENEFITS REQUIRE YOUR PARTICIPATION IN A PREDETERMINED MATHEMATICAL FORMULA THAT MAY TRANSFER YOUR ACCOUNT VALUE BETWEEN CERTAIN PERMITTED SUB-ACCOUNTS AND A BOND PORTFOLIO SUB-ACCOUNT (OR THE GENERAL ACCOUNT, FOR ONE OF THE BENEFITS). ALTHOUGH NOT GUARANTEED, THE OPTIONAL LIVING BENEFIT INVESTMENT REQUIREMENTS AND THE APPLICABLE FORMULA ARE DESIGNED TO REDUCE THE DIFFERENCE BETWEEN YOUR ACCOUNT VALUE AND OUR LIABILITY UNDER THE BENEFIT. MINIMIZING SUCH DIFFERENCE GENERALLY BENEFITS US BY DECREASING THE RISK THAT WE WILL USE OUR OWN ASSETS TO MAKE BENEFIT PAYMENTS TO YOU. THOUGH THE INVESTMENT REQUIREMENTS AND FORMULAS ARE DESIGNED TO REDUCE RISK, THEY DO NOT GUARANTEE ANY APPRECIATION OF YOUR ACCOUNT VALUE. IN FACT, THEY COULD MEAN THAT YOU MISS APPRECIATION OPPORTUNITIES IN OTHER INVESTMENT OPTIONS. WE ARE NOT PROVIDING YOU WITH INVESTMENT ADVICE THROUGH THE USE OF ANY OF THE FORMULAS. IN ADDITION, THE FORMULAS DO NOT CONSTITUTE AN INVESTMENT STRATEGY THAT WE ARE RECOMMENDING TO YOU.

 In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years.

 PLEASE REFER TO THE BENEFIT DESCRIPTIONS THAT FOLLOW FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. INVESTMENT RESTRICTIONS APPLY IF YOU ELECT CERTAIN OPTIONAL LIVING BENEFITS. WE RESERVE THE RIGHT TO TERMINATE SUCH BENEFIT IF YOU ALLOCATE FUNDS INTO NON-PERMITTED INVESTMENT OPTIONS. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).

 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS
 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

 Certain living benefits involve your participation in a pre-determined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Annuity is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.

 GUARANTEED RETURN OPTION PLUS II (GRO PLUS II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel GRO Plus II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. GRO Plus II is not available if you participate in any other optional living benefit. However, GRO Plus II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 Under GRO Plus II, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus II offers the possibility of an enhanced guarantee. You may "manually" lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on that Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. If you elect to manually lock-in an enhanced guarantee on an anniversary of the effective date of the benefit, that lock-in will not count toward the one elective manual lock-in you may make each benefit year. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if your Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. Conversely, the fact that you "manually" locked in an enhanced guarantee does not preclude the possibility of an automatic enhanced guarantee on the subsequent benefit anniversary. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your most recent allocation instructions (see below "Key Feature - Allocation of Account Value"). Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocation instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program. The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (including any associated purchase Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2010 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2011 would increase the base guarantee amount to $130,000.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in a base guarantee of $200,000
..   An enhanced guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):



     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $300,000
     Equals ratio                                                   16.67%
     All guarantees will be reduced by the above ratio (16.67%)
     Base guarantee amount                                       $166,667
     Enhanced guarantee amount                                   $250,000



 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect GRO Plus II. For purposes of this benefit, we refer to those permitted investment options (other than the required bond portfolio Sub-accounts discussed below) as the "Permitted Sub-accounts."

 GRO Plus II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your Rider schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for newly-issued Annuities that elect or re-elect GRO Plus II and for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under GRO Plus II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts in certain other scenarios. The formula is set forth in Appendix M of this prospectus, and applies to both (a) GRO Plus II and (b) elections of HD GRO II made prior to July 16, 2010.. A summary description of each AST bond portfolio Sub-account appears within the section entitled "What Are The Investment Objectives and Policies Of The Portfolios?". You can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the GRO Plus II formula, we have included within this Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-Account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefits). If you have elected GRO Plus II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the predetermined mathematical formula, and thus you may not allocate purchase payments to or make transfers to or from such a Sub-account. Please see the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the AST Bond Portfolio Sub-account associated with the "current liability" may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.

 In general, the formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value within the AST bond portfolio Sub-account into the Permitted Sub-accounts in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have elected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   On March 20, 2010 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio

    Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with these benefits, and you may not allocate purchase payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 GRO Plus II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. You may elect GRO Plus II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect GRO Plus II. However you will lose all guarantees that you had accumulated under those benefits. The base guarantee under GRO Plus II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 GRO Plus II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus II will no longer provide any guarantees. The charge for the GRO Plus II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the GRO Plus II benefit. You may also cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation, you may elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the GRO Plus II benefit, provided that your Account Value is allocated in a manner permitted with the benefit and that you otherwise meet our eligibility rules. Upon cancellation of the GRO Plus II benefit, any Account Value allocated to the AST bond portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata (i.e., in direct proportion to your current allocations). Upon your re-election of GRO Plus II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the Permitted Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" above for more details). It is possible that over time the formula could transfer some, none, or most of the Account Value to the AST bond portfolio Sub-accounts under GRO Plus II. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE GRO PLUS II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER ANY NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT BENEFIT EFFECTIVENESS. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE

 MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE GRO PLUS II BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE GRO PLUS II BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Options section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the GRO Plus II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing
 January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):



     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $300,000
     Equals ratio                                                   16.67%
     All guarantees will be reduced by the above ratio (16.67%)
     Initial guarantee amount                                    $166,667
     Additional guarantee amount                                 $250,000

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix O of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options". In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value transfers between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
..   On March 18, 2011 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New
 York). If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HD GRO II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT THE TIME THE NEW BENEFIT BECOMES EFFECTIVE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 GUARANTEED RETURN OPTION PLUS (GRO PLUS)
 GRO PLUS IS NO LONGER AVAILABLE FOR ELECTION.

 GRO Plus is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the benefit remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value"). The benefit also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your benefit. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and MVA Fixed Allocations used to support the Protected Principal Value(s). The benefit may be appropriate if you wish to protect a principal amount against poor Sub-account performance as of a specific date in the future. There is an additional charge if you elected the Guaranteed Return Option Plus benefit.

 The guarantees provided by the benefit exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter.

 KEY FEATURE - PROTECTED PRINCIPAL VALUE/ENHANCED PROTECTED PRINCIPAL VALUE The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

       . BASE GUARANTEE: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the benefit remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the benefit remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the base guarantee by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the base guarantee (as discussed below). Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

       . ENHANCED GUARANTEE: On any anniversary following commencement of the benefit, you can establish an enhanced guarantee amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of the specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. YOU CAN ELECT AN ENHANCED GUARANTEE MORE THAN ONCE; HOWEVER, A SUBSEQUENT ELECTION SUPERSEDES THE PRIOR ELECTION OF AN ENHANCED GUARANTEE. ELECTION OF AN ENHANCED GUARANTEE DOES NOT IMPACT THE BASE GUARANTEE. IN ADDITION, YOU MAY ELECT AN "AUTO STEP-UP" FEATURE THAT WILL AUTOMATICALLY CREATE AN ENHANCED GUARANTEE (OR INCREASE YOUR ENHANCED GUARANTEE, IF PREVIOUSLY ELECTED) ON EACH ANNIVERSARY OF THE BENEFIT (AND CREATE A NEW MATURITY PERIOD FOR THE NEW ENHANCED GUARANTEE) IF THE ACCOUNT VALUE AS OF THAT ANNIVERSARY EXCEEDS THE PROTECTED PRINCIPAL VALUE OR ENHANCED PROTECTED PRINCIPAL VALUE BY 7% OR MORE. YOU MAY ALSO ELECT TO TERMINATE AN ENHANCED GUARANTEE. IF YOU ELECT TO TERMINATE THE ENHANCED GUARANTEE ANY AMOUNTS HELD IN THE MVA FIXED ALLOCATIONS FOR THE ENHANCED GUARANTEE WILL BE LIQUIDATED, ON THE VALUATION DAY THE REQUEST IS PROCESSED, (WHICH MAY RESULT IN A MARKET VALUE ADJUSTMENT), AND SUCH AMOUNTS WILL BE TRANSFERRED ACCORDING TO THE RULES DESCRIBED IN "TERMINATION OF THE BENEFIT/ENHANCED GUARANTEE". TERMINATION OF AN ENHANCED GUARANTEE WILL NOT RESULT IN TERMINATION OF THE BASE GUARANTEE. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value. Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will first be applied to any MVA Fixed Allocations then required to support guarantees due on subsequent maturity dates. We will allocate the remainder to the Sub-accounts pro-rata, based on the Account Value in the Sub-accounts at that time.

 If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

 WITHDRAWALS UNDER YOUR ANNUITY
 Withdrawals from your Annuity, while the benefit is in effect, will reduce the base guarantee under the benefit as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent purchase payments and, with respect to Optimum Plus, any Credits applied to such Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any MVA Fixed Allocations. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment (which may be positive or negative) that would apply.

 Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus benefit and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ benefit are October 13, 2004; 2.) an initial Purchase Payment of $250,000 (includes any Credits under Optimum Plus); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

 GRO Plus uses a mathematical formula that we operate to help manage your guarantees through all market cycles. Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". The formula does this by (a) first identifying each guarantee that is outstanding under GRO Plus (b) then discounting the value of each such guarantee to a present value, based on crediting rates associated with the MVA Fixed Allocations, then (c) identifying the largest of such present values. Then, the formula compares the largest present value to both the Account Value and the value of assets allocated to the Sub-accounts to determine whether a transfer into or out of the MVA Fixed Allocations is required. As detailed in the formula, if that largest present value exceeds the Account Value less a percentage of the Sub-account value, a transfer into the MVA Fixed Allocations will occur. Conversely, if the largest present value is less than the Account Value less a percentage of the Sub-account value, a transfer out of the MVA Fixed Allocations will occur. The formula is set forth in Appendix J.


 If your Account Value is greater than or equal to the reallocation trigger, then:
..   your Account Value in the Sub-accounts will remain allocated according to your most recent instructions; and

..   if a portion of your Account Value is allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time; and
..   if all of your Account Value is allocated to a Fixed Allocation, then all or a portion of that amount may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts, according to the following hierarchy:
    (i) first according to any asset allocation program that you may have in effect (ii) if no such program is in effect, then in accordance with any automatic rebalancing program that you may have in effect and (iii) if neither such program is in effect, then to the AST Money Market Sub-account
..   a Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

 If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. With respect to any amounts held within the MVA Fixed Allocations, we can give no assurance how long the amounts will reside there or if such amounts will transfer out of the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the MVA Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocations.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when an MVA Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to MVA Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive Sub-account performance and/or under circumstances where MVA Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where MVA Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts under the formula differently than each other because of the different guarantees they support.

 You should be aware of the following potential ramifications of the formula:
..   Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
..   Transfers under the formula do not impact your guarantees under GRO Plus that have already been locked-in.

 ELECTION OF THE BENEFIT
 We no longer permit new elections of GRO Plus. If you currently participate in GRO Plus, your existing guarantees are unaffected by the fact that we no longer offer GRO Plus. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GRO PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT/ENHANCED GUARANTEE
 You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus benefit entirely, in which case you will lose any existing guarantees.

 Upon termination of the benefit or of the enhanced guarantee, any amounts held in the MVA Fixed Allocations related to the guarantee(s) being terminated will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata, based on your Account Value in such Sub-accounts on the day of the transfer, unless we receive other prior instructions from you or
 (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program
 (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive prior instructions from you. A Market Value Adjustment will apply.

 In general, you may cancel GRO Plus and then elect another living benefit that is available post issue, effective on any Valuation Day after your cancellation of GRO Plus. If you terminate GRO Plus, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the benefit, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION PLUS
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. No MVA Fixed Allocations could be in effect as of the date that you elect to participate in the benefit. However, the reallocation trigger may transfer Account Value to MVA Fixed Allocations as of the effective date of the benefit under some circumstances.
   . You cannot allocate any portion of Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) or transfer Account Value to or from a MVA Fixed Allocation while participating in the benefit; however, all or a portion of any Purchase Payments (including any Credits applied to such Purchase Payments under Optimum Plus) may be allocated by us to MVA Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a MVA Fixed Allocation to a Sub-account.
   . Transfers from MVA Fixed Allocations made as a result of the allocation mechanism under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
   . Transfers from the Sub-accounts to MVA Fixed Allocations or from MVA Fixed Allocations to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
   . Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
   . Low interest rates may require allocation to MVA Fixed Allocations even when the current Account Value exceeds the guarantee.
   . As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to MVA Fixed Allocations.

   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT
 We currently deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 If you elect the Enhanced Guarantee under the benefit, and on the date you elect to step-up, the charges under the program have changed for new purchases, your benefit may be subject to the new charge level. These charges will not exceed the maximum charges shown in the section of the prospectus entitled "Your Optional Benefit Fees and Charges."

 GUARANTEED RETURN OPTION (GRO)(R)

 GRO IS NO LONGER AVAILABLE FOR ELECTION.
 GRO is an optional benefit that, after a seven-year period following commencement of the benefit (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your benefit (called the "Protected Principal Value").

 The benefit monitors your Account Value daily and, if necessary, systematically transfers amounts pursuant to a mathematical formula between the Sub-accounts you choose and the MVA Fixed Allocation used to support the Protected Principal Value. There is an additional charge if you elect the Guaranteed Return Option benefit.

 The guarantee provided by the benefit exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the MVA Fixed Allocation to support our future guarantee, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date.

 KEY FEATURE - PROTECTED PRINCIPAL VALUE
 Under the GRO benefit, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. A subsequent Purchase Payment increases the amount of the Protected Principal Value by the amount of the Purchase Payment (plus any Credits), and withdrawals reduce the Protected Principal Value (as discussed below).

 We will notify you of any amounts added to your Annuity under the benefit. If our assumptions are correct and the operations relating to the administration of the benefit work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

 GRO uses a mathematical formula that we operate to help manage your guarantees through all market cycles. The formula weighs a number of factors, including the current Account Value, the value in the Sub-accounts, the value in the MVA Fixed Allocations, the Protected Principal Value, the expected value of the MVA Fixed Allocations used to support the guarantee, the time remaining until maturity, and the current crediting rates associated with the MVA Fixed Allocations. In essence, and as detailed in the formula, the formula will transfer Account Value into the MVA Fixed Allocations if needed to support an anticipated guarantee. The formula is set forth in Appendix K.


 Each Valuation Day, the formula determines if any portion of your Account Value needs to be transferred into or out of the MVA Fixed Allocations, through reference to a "reallocation trigger". At any given time, some, none, or all of your Account Value may be allocated to the MVA Fixed Allocations. If your entire Account Value is transferred to the MVA Fixed Allocations, the formula will not transfer amounts out of the MVA Fixed Allocations to the Sub-accounts and the entire Account Value would remain in the MVA Fixed Allocations. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the MVA Fixed Allocations. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the MVA Fixed Allocations, if dictated by the formula. The amount of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the MVA Fixed Allocations pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value (including any Market Value
    Adjustment) and your Protected Principal Value(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Sub-accounts;
..   The amount invested in, and interest earned within, the MVA Fixed
    Allocations;
..   The current crediting rates associated with MVA Fixed Allocations;
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the MVA Fixed Allocations will affect your ability to participate in a subsequent recovery within the Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the MVA Fixed Allocation.

 You may not allocate purchase payments to or transfer Account Value to or from the MVA Fixed Allocations.

 You should be aware of the following potential ramifications of the formula:
..   A Market Value Adjustment will apply when we reallocate Account Value from the MVA Fixed Allocation to the Sub-accounts. Transfers of your Account Value can be frequent, and under some scenarios may occur on a daily basis. As indicated, each such transfer may be subject to a Market Value Adjustment, which can be positive or negative. Thus, a Market Value Adjustment will directly increase or reduce your Account Value.
..   As indicated, some or even all, of your Account Value may be maintained in the MVA Fixed Allocations. The greater the Account Value held in MVA Fixed Allocations, the larger (in dollar terms) the Market Value Adjustment upon any transfer of such Account Value to the Sub-accounts.
..   If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new MVA Fixed Allocation(s) to support the applicable guaranteed amount. The new MVA
    Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new MVA Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new MVA Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).
..   If your Account Value is greater than or equal to the reallocation trigger, and therefore Account Value must be transferred from the MVA Fixed Allocations to the Sub-accounts, then those amounts will be transferred from the MVA Fixed Allocations and re-allocated to the Sub-accounts according to any asset allocation programs (including an Automatic Rebalancing program) established on your Annuity or in the absence of such programs, pro-rata, based on the Account Values in such Sub-accounts at that time. A market value adjustment will apply upon a transfer out of the MVA Fixed Allocations, which may result in an increase or decrease in your Account Value.

 Transfers under the formula do not impact your guarantees under GRO that have already been locked-in.

 Withdrawals from your Annuity, while the benefit is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken pro rata from the Sub-accounts and any MVA Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and the MVA Fixed Allocations up to growth in the MVA Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. The growth in the MVA Fixed Allocations at any point in time consists of the remaining earnings since the program of systematic withdrawal began. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

 ELECTION OF THE BENEFIT
 We no longer permit new elections of GRO. If you currently participate in GRO, your existing guarantees are unaffected by the fact that we no longer offer GRO. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GRO AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 RESTART OF THE BENEFIT
 Once each Annuity Year you may request to restart the Benefit. Such a request is an election by you to terminate the existing Benefit (and all guarantees under the benefit) and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us in advance in accordance with our administrative requirements. If we accept your request, we then terminate the existing Benefit as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Benefit starts at that time. The initial Protected Principal Value for the new Benefit is the Account Value as of the effective date of the new Benefit. Unless you tell us otherwise, the duration of the new Benefit will be the same as that for the existing Benefit. However, if we do not then make that duration available, you must elect from those we make available at that time. For those who elect to restart the benefit, the charge will be assessed according to the current methodology prior to re-starting the benefit - see "Charges Under the Benefit," below.

 As part of terminating the existing Benefit, we transfer any amounts in MVA Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in MVA Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

 TERMINATION OF THE BENEFIT
 The Annuity Owner also can terminate the Guaranteed Return Option benefit. Upon termination, any amounts held in the MVA Fixed Allocations will be transferred as follows: (a) if only a portion of your Account Value is in the MVA Fixed Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program (b) if your entire Account Value is in MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you. A Market Value Adjustment will apply.

 In general, you may cancel GRO and then elect another living benefit available post issue, effective on any Valuation Day after your cancellation of GRO. If you terminate GRO, you will lose all guarantees under that benefit. Your election of another living benefit is subject to State and firm availability and our eligibility rules.

 The benefit will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the benefit, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 The charge for the Guaranteed Return Option benefit will no longer be deducted from your Account Value after the benefit has been terminated, although for those Annuities for which the GRO charge is deducted annually rather than daily (see Charges Under the Benefit below), we will deduct the final annual charge upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER THE GUARANTEED RETURN OPTION. This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Sub-accounts. The MVA Fixed Allocation must not have been in effect as of the date that you elect to participate in the benefit. However, the formula may transfer Account Value to the MVA Fixed Allocation as of the effective date of the benefit under some circumstances.
..   Annuity Owners cannot allocate any portion of purchase payments (including any Credits applied to such purchase payments under Optimum Plus) or transfer Account Value to or from the MVA Fixed Allocation while participating in the benefit; however, all or a portion of any purchase payments (including any Credits applied to such purchase payments under Optimum Plus) may be allocated by us to the MVA Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging benefit that transfers Account Value from a MVA Fixed Allocation to a Sub-account.
..   Transfers from the MVA Fixed Allocation made as a result of the formula under the benefit will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established MVA Fixed Allocation.
..   Transfers from the Sub-accounts to the MVA Fixed Allocation or from the MVA
    Fixed Allocation to the Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   Any amounts applied to your Account Value by Prudential Annuities on the maturity date will not be treated as "investment in the contract" for income tax purposes.
..   Any amounts that we add to your Annuity to support our guarantee under the benefit will be applied to the Sub-accounts pro rata, after first transferring any amounts held in the MVA Fixed Allocations as follows:
    (a) if only a portion of your Account Value is in the MVA Fixed
    Allocations, we will transfer such Account Value (i) to the Sub-accounts pro-rata based on the

    Account Values in such Sub-accounts on the day of the transfer, unless we receive at our office other prior instructions from you or (ii) if you are then participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current percentages for that asset allocation program and (b) if your entire Account Value is in the MVA Fixed Allocations, we will transfer your Account Value to the Sub-account corresponding to the AST Money Market Portfolio, unless we receive at our Office prior instructions from you.
..   Low interest rates may require allocation to the MVA Fixed Allocation even when the current Account Value exceeds the guarantee.
..   As the time remaining until the applicable maturity date gradually decreases the benefit will become increasingly sensitive to moves to the
    MVA Fixed Allocation.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 CHARGES UNDER THE BENEFIT
 We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option benefit. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the benefit.

 GUARANTEED RETURN OPTION PLUS 2008 (GRO PLUS 2008)
 GRO PLUS 2008 IS NO LONGER AVAILABLE FOR NEW ELECTIONS.

 Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent purchase payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. Please note that upon creation of a new enhanced guarantee, an immediate transfer to an AST bond portfolio Sub-account (which is used as part of this benefit) may occur depending on the discount rate (as described below) used to determine the present value of each of your guarantees. You may elect to terminate an enhanced guarantee without also terminating the base guarantee. If you do, any amounts held in the AST bond portfolio Sub-account with respect to that enhanced guarantee will be transferred to your other Sub-accounts in accordance with your current allocation instructions. Amounts held in an AST bond portfolio Sub-account with respect to the base guarantee will not be transferred as a result of the termination of an enhanced guarantee. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date). The inability to lock in an enhanced guarantee referenced in the immediately preceeding sentence also applies to a new Owner who has acquired the Annuity from the original Owner.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (and associated Credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent purchase payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and "excess withdrawals" (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each "benefit year", withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount and the dollar for dollar corridor itself. See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ 2008 benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

 The Remaining Limit is set to zero (0) for the balance of the first Annuity
 Year.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

 GRO Plus 2008 uses a mathematical formula to help manage your guarantees through all market cycles. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required formula helps us manage our financial exposure under GRO Plus 2008, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the "AST bond portfolios." The formula described in this section, and which is set forth in Appendix F to this prospectus, applies to both (a) GRO Plus 2008 and
 (b) elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made PRIOR to July 16, 2010. The formula applicable to elections of HD GRO (including HD GRO with the 90% cap feature), where such an election was made AFTER July 16, 2010, is set forth in Appendix N to this prospectus. The cap can be referred to as the "the 90% cap" OR "the 90% cap rule" OR "the 90% cap feature". A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios? You can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.


 Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond portfolio only by operation of the formula, and thus you may not allocate purchase payments to such a Portfolio. Please see this Prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made. Please note that upon creation of a new enhanced guarantee, an immediate transfer to the Transfer AST Bond Portfolio Sub-account may occur, depending on the discount rate (as described in the next paragraph) used to determine the present value of each of your guarantees. As such, a low discount rate could cause a transfer of Account Value into an AST bond portfolio Sub-account, despite the fact that your Account Value had increased.


 In general, the formula works as follows (please see Appendix F). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.


 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees, as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts (the "Bond Portfolios"). Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Bond Portfolios. If your entire Account Value is transferred to the Bond Portfolios, then based on the way the formula operates, the formula will not transfer amounts out of the Bond Portfolios to the Sub-accounts and the entire Account Value would remain in the Bond Portfolios. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Bond Portfolios. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Bond Portfolios, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Portfolios pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Guarantee Amount(s);
..   The amount of time until the maturity of your Guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the Bond Portfolios;
..   The discount rate used to determine the present value of your Guarantee(s);
..   Additional purchase payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the Bond Portfolios will affect your ability to participate in a subsequent recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The Bond Portfolios are available only with these benefits, and you may not allocate purchase payments and transfer Account Value to or from the Bond Portfolios.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 GRO Plus 2008 is no longer available for new elections. If you currently participate in GRO Plus 2008, your existing guarantees are unaffected by the fact that we generally no longer offer GRO Plus 2008.

 You may cancel the GRO Plus 2008 benefit at any time. You also can cancel an enhanced guarantee, but leave the base guarantee intact. Upon cancellation of GRO Plus 2008, if only a portion of your Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer any Account Value that is held in such AST Bond Portfolio Sub-account to the other Sub-accounts pro rata based on the Account Values in such Sub-accounts at that time, unless you are participating in any asset allocation program or automatic rebalancing program for which we are providing administrative support or unless we receive at our Service Office other instructions from you at the time you elect to cancel this benefit. If your entire Account Value is allocated to an AST Bond Portfolio Sub-account, we will transfer your Account Value as follows: (a) if you are participating in an asset allocation program for which we are providing administrative support, we allocate the transferred amount in accordance with the then current allocation percentages for that asset allocation program, (b) if you are not participating in an asset allocation program, but are participating in an automatic rebalancing program, we allocate the transferred amount in accordance with that program, or (c) if neither of the foregoing apply, we will transfer your Account Value to the AST Money Market Sub-account unless we receive at our Service Office other instructions from you at the time you elect to terminate this benefit. GRO Plus 2008 will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the GRO Plus 2008 benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the GRO Plus 2008 benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio and the Permitted Sub-accounts according to the formula. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefit selected, the AST Investment Grade Bond Portfolio under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE GRO PLUS 2008 BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER ANY NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE GRO PLUS 2008 BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE GRO PLUS 2008 BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 SPECIAL CONSIDERATIONS UNDER GRO PLUS 2008
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers between an AST bond portfolio Sub-account and your other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
   . If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct a charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts for participation in the GRO Plus 2008 benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of the prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 OPTIONAL 90% CAP FEATURE UNDER GRO PLUS 2008

 If you currently own an Annuity and have elected the GRO Plus 2008 benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The mathematical formula appears in Appendix F in this prospectus, and is described below. Only the election of the 90% cap will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.


 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   Please be aware that because of the way the 90% cap rule mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.
..   Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing GRO Plus 2008 benefit.



 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO/SM/)
 WE NO LONGER PERMIT NEW ELECTIONS OF HIGHEST DAILY GRO.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee, and the dollar for dollar corridor itself.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next year is $11,373.24 (i.e., 5% of $227,464.79).

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE

 HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix N of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.


 For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. In the formula, we use the term "Transfer Account" to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value will transfer between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 ELECTION/CANCELLATION OF THE BENEFIT
 We no longer permit new elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your existing guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE HIGHEST DAILY GRO BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER HIGHEST DAILY GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
   . If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annual charge equal to 0.60% (0.35% for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this Prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO

 If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix N of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.


 As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the "Projected Future Guarantee" (as described above).

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the

 Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   Please be aware that because of the way the 90% cap rule mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

 Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.



 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)
 THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT IS NO LONGER AVAILABLE FOR NEW ELECTIONS.

 The Guaranteed Minimum Withdrawal Benefit guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of Sub-account performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Sub-account performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the benefit - the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the benefit. There is an additional charge if you elect the GMWB benefit; however, the charge may be waived under certain circumstances described below.

 KEY FEATURE - PROTECTED VALUE
 The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of Sub-account performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

 The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB benefit. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB benefit, plus any additional purchase payments (plus any Credits applied to such purchase payments under Optimum Plus) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB benefit and the date of your first withdrawal.
   . If you elect the GMWB benefit at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment (plus any Credits applied to such purchase payments under Optimum Plus).
   . If we offer the GMWB benefit to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB benefit will be used to determine the initial Protected Value.
   . If you make additional purchase payments after your first withdrawal, the Protected Value will be increased by the amount of the additional purchase payment (plus any Credits applied to such purchase payments under Optimum Plus).

 You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5/th/ anniversary following the first withdrawal under the GMWB benefit. The Protected Value can be stepped up again on or after the 5/th/ anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the GMWB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.

 Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

 KEY FEATURE - PROTECTED ANNUAL WITHDRAWAL AMOUNT.
 The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

 THE GMWB BENEFIT DOES NOT AFFECT YOUR ABILITY TO MAKE WITHDRAWALS UNDER YOUR ANNUITY OR LIMIT YOUR ABILITY TO REQUEST WITHDRAWALS THAT EXCEED THE PROTECTED ANNUAL WITHDRAWAL AMOUNT. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.

 If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
..   Additional purchase payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such purchase payments under Optimum Plus).
..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

 The following examples of dollar-for-dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum
 Plus); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   The Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the remaining Protected Annual Withdrawal
       Amount ($10,000 - $7,500, or $2,500).
    -- B is the Account Value less the remaining Protected Annual Withdrawal
       Amount ($220,000 - $7,500, or $212,500).

 The resulting Protected Value is: $232,500 X (1 - $2,500 / $212,500), or $229,764.71.

..   The Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500 / $212,500), or $17,294.12;
..   The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

 EXAMPLE 3. RESET OF THE MAXIMUM ANNUAL BENEFIT
 A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
..   the Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).
..   the remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

 BENEFITS UNDER GMWB
   . In addition to any withdrawals you make under the GMWB benefit, Sub-account performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
   . If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. THE PROTECTED VALUE IS NOT EQUAL TO THE ACCOUNT VALUE FOR PURPOSES OF THE ANNUITY'S OTHER DEATH BENEFIT OPTIONS. THE GMWB BENEFIT DOES NOT INCREASE OR DECREASE THE AMOUNT OTHERWISE PAYABLE UNDER THE ANNUITY'S OTHER DEATH BENEFIT OPTIONS. GENERALLY, THE GMWB BENEFIT WOULD BE OF VALUE TO YOUR BENEFICIARY ONLY WHEN THE PROTECTED VALUE AT DEATH EXCEEDS ANY OTHER AMOUNT AVAILABLE AS A DEATH BENEFIT.
   . If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. YOU CAN ALSO ELECT TO TERMINATE THE GMWB BENEFIT AND BEGIN RECEIVING ANNUITY PAYMENTS BASED ON YOUR THEN CURRENT ACCOUNT VALUE (NOT THE REMAINING PROTECTED VALUE) UNDER ANY OF THE AVAILABLE ANNUITY PAYMENT OPTIONS.

 OTHER IMPORTANT CONSIDERATIONS
   . Withdrawals under the GMWB benefit are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
   . Withdrawals made while the GMWB benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
   . The GMWB benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB benefit. The GMWB benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
   . The Basic Death Benefit will terminate if withdrawals taken under the GMWB benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the GMWB benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF THE BENEFIT
 The GMWB benefit is no longer available. If you currently participate in GMWB, your existing guarantees are unaffected by the fact that we no longer offer GMWB.

 We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB benefit under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB benefit or your Beneficiary elects to receive the amounts payable under the GMWB benefit in lieu of the death benefit) or upon your election to begin receiving annuity payments.

 The charge for the GMWB benefit will no longer be deducted from your Account Value upon termination of the benefit.

 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS GMWB AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 CHARGES UNDER THE PROGRAM
 Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB benefit. The annual charge is deducted daily.
..   If, during the seven years following the effective date of the benefit, you do not make any withdrawals, and also during the five years after the effective date of the benefit you make no purchase payment, we will thereafter waive the charge for GMWB. If you make a purchase payment after we have instituted that fee waiver (whether that purchase payment is directed to a Sub-account or to a Fixed Allocation), we will resume imposing the GMWB fee (without notifying you of the resumption of the charge). Withdrawals that you take after the fee waiver has been instituted will not result in the re-imposition of the GMWB charge.
..   If you elect to step-up the Protected Value under the benefit, and on the date you elect to step-up, the charges under the benefit have changed for new purchasers, your benefit may be subject to the new charge level for the benefit.

 ADDITIONAL TAX CONSIDERATIONS FOR QUALIFIED CONTRACTS/ARRANGEMENTS

 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years.


 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 THE GUARANTEED MINIMUM INCOME BENEFIT IS NO LONGER AVAILABLE FOR NEW ELECTIONS.

 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.

 KEY FEATURE - PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments (and any Credit that is applied to such purchase payments in the case of Optimum Plus) made after the waiting period begins ("Maximum Protected Income Value"), minus the impact of any withdrawals (as described below in "Impact of Withdrawals on the Protected Income Value") you make from your Annuity after the waiting period begins.
   . Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
   . Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional purchase payments (and any Credit that is applied to such purchase payments in the case of Optimum Plus). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
   . Subject to the Maximum Protected Income Value, if you make an additional purchase payment, we will increase the Protected Income Value by the amount of the purchase payment (and any Credit that is applied to such purchase payment in the case of Optimum Plus) and will apply the 5% annual growth rate on the new amount from the date the purchase payment is applied.
   . As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
   . A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
   . The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments (and any Credit that is applied to such purchase payments in the case of Optimum Plus), minus the impact of any withdrawals after the date of the step-up.
   . When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
   . If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
   . A step-up will increase the dollar-for-dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum Plus); 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a
 Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The Maximum Protected Income Value is reduced by the amount withdrawn
    (i.e., by $10,000 from $500,000.00 to $490,000.00).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 - $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X
    0.9655 or $470,689.66).
..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Maximum Protected Income Value is also reduced by the amount withdrawn
    (i.e., by $10,000 from $470,689.66, to $460,689.66).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 KEY FEATURE - GMIB ANNUITY PAYMENTS
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, after the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday or whichever is sooner, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

 GMIB ANNUITY PAYMENT OPTION 1 - PAYMENTS FOR LIFE WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB ANNUITY PAYMENT OPTION 2 - PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS

 YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR ACCOUNT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR ACCOUNT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. We reserve the right to transfer any Account Value in a prohibited investment option to an eligible investment option. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year. We may also require that you allocate your Account Value according to an asset allocation model.
..   If you change the Annuitant after the effective date of the GMIB, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 ELECTION OF THE BENEFIT
 The GMIB benefit is no longer available. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

 TERMINATION OF THE BENEFIT
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

 Upon termination of the GMIB benefit we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 CHARGES UNDER THE BENEFIT
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year). No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)

 THE LIFETIME FIVE INCOME BENEFIT IS NO LONGER BEING OFFERED. LIFETIME FIVE COULD HAVE BEEN ELECTED ONLY WHERE THE ANNUITANT AND THE OWNER WERE THE SAME PERSON OR, IF THE ANNUITY OWNER IS AN ENTITY, WHERE THERE WAS ONLY ONE ANNUITANT. THE ANNUITANT MUST HAVE BEEN AT LEAST 45 YEARS OLD WHEN THE BENEFIT IS ELECTED. THE LIFETIME FIVE INCOME BENEFIT WAS NOT AVAILABLE IF YOU ELECTED ANY OTHER OPTIONAL LIVING BENEFIT. AS LONG AS YOUR LIFETIME FIVE INCOME BENEFIT IS IN EFFECT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S) WITH THIS BENEFIT.

 The benefit that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the purchase payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to Optimum Plus, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

   . If you elected the Lifetime Five benefit at the time you purchased your Annuity, the Account Value would have been your initial Purchase Payment.
   . If you make additional purchase payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional purchase payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).

 STEP-UP OF THE PROTECTED WITHDRAWAL VALUE
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

 If you elected the Lifetime Five benefit on or after March 20, 2006:
   . you are eligible to step-up the Protected Withdrawal Value on or after the 1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
   . the Protected Withdrawal Value can be stepped up again on or after the 1/st/ anniversary of the preceding step-up

 If you elected the Lifetime Five benefit prior to March 20, 2006 and that original election remains in effect:
   . you are eligible to step-up the Protected Withdrawal Value on or after the 5/th/ anniversary of the first withdrawal under the Lifetime Five benefit
   . the Protected Withdrawal Value can be stepped up again on or after the 5/th/ anniversary of the preceding step-up

 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Lifetime Five benefit on or after March 20, 2006 and have also elected the Auto Step-Up feature:
   . the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
   . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount
   . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
   . once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If you elected the Lifetime Five benefit prior to March 20, 2006 and have also elected the Auto Step-Up feature:
   . the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
   . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by 5% or more
   . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
   . once a step-up occurs, the next Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the most recent step-up

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (and any associated Credit with respect to Optimum Plus). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 KEY FEATURE - ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any additional purchase payments (and any associated Credit with respect to Optimum Plus). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

       . If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

       . If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 EXAMPLES OF WITHDRAWAL
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000;. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/^(393/365)/ = $263,484.33

 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550
   .   Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

   . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.

   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061

   .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

   . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623

 Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627

   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503. Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE BENEFIT
   . If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.
   . If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

 (1)apply your Account Value to any annuity option available; or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or

 (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Account Value.

   . If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
   . Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
   . Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
   . You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
   . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
   . You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
   . The Basic Death Benefit will terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF THE BENEFIT
 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided, the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. IF YOU CANCEL LIFETIME FIVE, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. ANY SUCH BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the benefit for new elections or re-elections at any time in the future.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
 THE SPOUSAL LIFETIME FIVE BENEFIT IS NO LONGER BEING OFFERED. SPOUSAL LIFETIME FIVE MUST HAVE BEEN ELECTED BASED ON TWO DESIGNATED LIVES, AS DESCRIBED BELOW. EACH DESIGNATED LIFE MUST HAVE BEEN AT LEAST 55 YEARS OLD WHEN THE BENEFIT WAS ELECTED. THE SPOUSAL LIFETIME FIVE PROGRAM WAS NOT AVAILABLE IF YOU ELECTED ANY OTHER OPTIONAL LIVING BENEFIT OR OPTIONAL DEATH BENEFIT. AS LONG AS YOUR SPOUSAL LIFETIME FIVE INCOME BENEFIT IS IN EFFECT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S) WITH THIS PROGRAM.

 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - INITIAL PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to Optimum Plus, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).
   . For existing Owners who are electing the Spousal Lifetime Five benefit, the Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFE INCOME BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 STEP-UP OF ANNUAL INCOME AMOUNT
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to Optimum Plus). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 EXAMPLES OF WITHDRAWALS AND STEP-UP
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume:

 1) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2) an initial Purchase Payment of $250,000; 3) the Account Value on February 1, 2006 is equal to $265,000; 4) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):


 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/^(393/365)/ = $263,484.33

 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250
..   Annual Income Amount for future Annuity Years remains at $13,250

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a)If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

..   Reduction to Annual Income Amount = Excess Income/ Account Value before
    Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93
..   Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
   . Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
   . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
   . There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
   . In order for the Surviving Designated Life to continue the Spousal Lifetime Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations" and "Spousal - Assumption of Annuity" in this Prospectus.
   . You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
   . The Basic Death Benefit will terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time.

 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or

 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. You may terminate the benefit at any time by notifying us. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS SPOUSAL LIFETIME FIVE AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)

 EXCEPT FOR ANNUITIES ISSUED IN THE STATE OF FLORIDA, EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME FIVE BENEFIT. FOR ANNUITIES ISSUED IN FLORIDA, THIS RESTRICTION DOES NOT APPLY AND YOU MAY CONTINUE TO MAKE ADDITIONAL PURCHASE PAYMENTS AT THIS TIME.


 THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS NO LONGER BEING OFFERED FOR NEW ELECTIONS. THE INCOME BENEFIT UNDER HIGHEST DAILY LIFETIME FIVE IS BASED ON A SINGLE "DESIGNATED LIFE" WHO IS AT LEAST 55 YEARS OLD ON THE DATE THAT THE BENEFIT WAS ACQUIRED. THE HIGHEST DAILY LIFETIME FIVE BENEFIT WAS NOT AVAILABLE IF YOU ELECTED ANY OTHER OPTIONAL LIVING BENEFIT, ALTHOUGH YOU MAY ELECT ANY OPTIONAL DEATH BENEFIT (OTHER THAN THE HIGHEST DAILY VALUE DEATH BENEFIT). ANY DCA PROGRAM THAT TRANSFERS ACCOUNT VALUE FROM A FIXED ALLOCATION IS ALSO NOT AVAILABLE AS FIXED ALLOCATIONS ARE NOT PERMITTED WITH THE BENEFIT. AS LONG AS YOUR HIGHEST DAILY LIFETIME FIVE BENEFIT IS IN EFFECT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN-PERMITTED AND AVAILABLE INVESTMENT OPTION(S) WITH THIS BENEFIT.


 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix D to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 KEY FEATURE - TOTAL PROTECTED WITHDRAWAL VALUE
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
   . the Protected Withdrawal Value for the immediately preceding Valuation Day (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
   .   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all purchase payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all purchase payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 KEY FEATURE - TOTAL ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.

 Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

 Any Purchase Payment that you make will increase the then-existing Total
 Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we no longer accept additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credit with respect to Optimum Plus).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 HIGHEST QUARTERLY VALUE
                                     (ADJUSTED WITH       ADJUSTED TOTAL ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**       HIGHEST QUARTERLY VALUE)
-----              ------------- ----------------------- ------------------------
June 1, 2007        $118,000.00        $118,000.00              $5,900.00
August 6, 2007      $110,000.00        $112,885.55              $5,644.28
September 1, 2007   $112,000.00        $112,885.55              $5,644.28
December 1, 2007    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

   . If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
   . Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
   . Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
   . You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
   . Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. However, the formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
   . You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
   . Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
   . In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
   . The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.
   . The basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. ONCE THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME FIVE BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits with respect to Optimum Plus) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME FIVE
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.


 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix D to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate

 Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected, the ratios we use will be fixed.

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the formula calculation we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.

 Each market cycle is unique, therefore the performance of your Sub-accounts and the Benefit Fixed Rate Account, and their impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Total Protected
    Withdrawal Value;
..   The amount of time Highest Daily Lifetime Five has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.

 Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 OPTIONAL 90% CAP FEATURE FOR THE FORMULA UNDER HIGHEST DAILY LIFETIME FIVE.

 If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix D. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.


 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap rule"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. However, it is possible that, due to the investment performance of your allocations in the Benefit Fixed Rate Account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Benefit Fixed Rate Account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

 Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 PLEASE BE AWARE THAT AFTER THE INITIAL TRANSFER OUT OF THE BENEFIT FIXED RATE ACCOUNT UPON ELECTION OF THE 90% CAP, THERE IS NO ASSURANCE THAT FUTURE TRANSFERS OUT WILL OCCUR, OR THE AMOUNT OF SUCH FUTURE TRANSFERS, AS A RESULT OF THE ELECTION OF THE 90% CAP. THESE TRANSFERS WILL BE DETERMINED BY THE MATHEMATICAL FORMULA AND DEPEND ON A NUMBER OF FACTORS UNIQUE TO YOUR ANNUITY.

 Important Considerations When Electing the New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD7)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN BENEFIT.


 HIGHEST DAILY LIFETIME SEVEN IS NO LONGER AVAILABLE FOR NEW ELECTIONS. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. Highest Daily Lifetime Seven is only available in those states that have not yet approved Highest Daily Lifetime 7 Plus. We no longer permit new elections of Highest Daily Lifetime Seven.

 Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix G to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit , the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:
       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
       (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME SEVEN
 BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

 Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 HIGHEST QUARTERLY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**       HIGHEST QUARTERLY VALUE)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME SEVEN BENEFIT

..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
   . Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
   . Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
   . Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.

   . You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
   . Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
   . You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
   . The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
   . The Basic Death Benefit will terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 WE NO LONGER PERMIT NEW ELECTIONS OF HIGHEST DAILY LIFETIME SEVEN.

 For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 If you wish, you may cancel any Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. ONCE THE HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, AND YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME SEVEN

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix G to this prospectus.


 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime Seven has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION/SM/

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION.


 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or ("BIO"). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO Benefit and will begin new guarantees under the newly elected benefit.

 If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.


 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount--such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Benefit" section, above.

 HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR/SM/

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR.


 There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). We no longer permit new elections of Highest Daily Lifetime Seven with LIA. If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA currently is based on a single "designated life" who was between the ages of 55 and 75 on the date that the benefit was elected. If you terminate your Highest Daily Lifetime Seven Benefit with LIA to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven Benefit with LIA and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.

 Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value ("PWV") annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation
 Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

 You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met. It is not necessary to meet both conditions:

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    I. EATING: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    II.DRESSING: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   III.BATHING: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
    IV.TOILETING: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    V. TRANSFERRING: Moving into or out of a bed, chair or wheelchair.
    VI.CONTINENCE: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.


 Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature - Annual Income Amount under the Highest Daily Lifetime Seven Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


 You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

 LIA AMOUNT AT THE FIRST WITHDRAWAL. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.


 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are permitted.


 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10th benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 OPTIONAL 90% CAP FEATURE FOR FORMULA FOR HIGHEST DAILY LIFETIME SEVEN

 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature (subject to state approval) which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix G. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.


 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).


 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in Appendix G will be the formula for your Annuity.


 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Important Consideration When Electing the New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY SEVEN BENEFIT.


 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. WE NO LONGER PERMIT NEW ELECTIONS OF SPOUSAL HIGHEST DAILY LIFETIME. Seven Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.


 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix G to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit , the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or

 (3)the sum of:
       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
       (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

 Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer permit additional purchase payments to Annuities with the Spousal Highest Daily Lifetime Seven benefit.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
       2008.
   . The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 HIGHEST QUARTERLY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**       HIGHEST QUARTERLY VALUE)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March
    1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount.

 We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
   . Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
   . Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
   . You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
   . Upon inception of the benefit, and to maintain the benefit, 100% of your Account Value must have been allocated to the permitted Sub-accounts.
   . You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
   . You can make withdrawals from your Annuity without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
   . You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
   . The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
   . The Basic Death Benefit will terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Spousal Highest Daily Lifetime Seven Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.


 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect any other available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. ONCE THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELLED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix G to this prospectus.


 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted

 Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION/SM/

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION.


 There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have chosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit ("BIO"). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven benefit with BIO to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit with BIO, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.

 If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

 For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity
 (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.


 If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section, above.

 OPTIONAL 90% CAP FEATURE FOR SPOUSAL HIGHEST DAILY LIFETIME SEVEN

 If you currently own an Annuity and have elected Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix G of this prospectus. As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.


 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% Cap Rule"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).


 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth in appendix G will be the formula for your Annuity.


 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap rule is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT.


 Highest Daily Lifetime 7 Plus is no longer offered for new elections. If you elected Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect any available living benefit, subject to our current rules. See "Election of and Designations under the Benefit" and "Termination of Existing Benefits and Election of New Benefits" below for details. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus is based on a single "designated life" who is at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section in this prospectus.

 Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

       (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
       (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
       (c)all adjusted purchase payments made after one year following the effective date of the benefit.

 If you elect Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45-less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

 Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45-less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45-less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative

 Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   HIGHEST DAILY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00          $119,000.00            $5,950.00
November 26, 2009                   Thanksgiving Day
November 27, 2009   $113,000.00          $113,986.95            $5,699.35
November 30, 2009   $113,000.00          $113,986.95            $5,699.35
December 01, 2009   $119,000.00          $119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10th benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25th benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:


      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250


 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected

    Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS HIGHEST DAILY LIFETIME 7 PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:

 (i)upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount), (iv) upon our receipt of due proof of the death of the Annuitant,
    (v) if both the Account Value and Annual Income Amount equal zero, or
    (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts".


 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix H.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (and associated purchase credits), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the permitted sub-accounts you have selected, your Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 7 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect) and;
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION/SM/

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION.


 We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit could be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.

 If you elected this death benefit, you could not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election and meet the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.


 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section above.

 HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR/SM/

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR.


 In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 7 Plus with LIA"). You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you could elect the LIA benefit at the time you elect Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elected any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA was based on a single "designated life" who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.


 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature - Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current

 Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.


 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are permitted.


 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT.


 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See "Termination of Existing Benefits and Election New Benefits". Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest

 Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in this prospectus.

 We previously offered a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit--the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/ th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)All adjusted purchase payments made after one year following the effective date of the benefit.

 If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the

 Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.


 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

    a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
    b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50
 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

 Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                 HIGHEST DAILY VALUE
                                   (ADJUSTED WITH          ADJUSTED ANNUAL
                     ACCOUNT   WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*                 VALUE          PAYMENTS)**         HIGHEST DAILY VALUE)
-----              ----------- ----------------------- ------------------------
November 25, 2009  $119,000.00    $      119,000.00           $5,950.00
November 26, 2009                  Thanksgiving Day
November 27, 2009  $113,000.00    $      113,986.95           $5,699.35
November 30, 2009  $113,000.00    $      113,986.95           $5,699.35
December 01, 2009  $119,000.00    $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime

 Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The Account Value at benefit election was $105,000
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 7 Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:


     Withdrawal Amount divided by                                $ 15,000
     Account Value before withdrawal                             $120,000
     Equals ratio                                                    12.5%
     All guarantees will be reduced by the above ratio (12.5%)
     Protected Withdrawal Value                                  $109,375
     10/th/ benefit year Return of Principal                     $ 91,875
     10/th/ benefit year Minimum Periodic Value                  $183,750
     20/th/ benefit year Minimum Periodic Value                  $367,500
     25/th/ benefit year Minimum Periodic Value                  $551,250


 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Spousal Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or

..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.


 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" below for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 HOW SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION/SM/

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION.


 We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus is no longer available for new elections. You may choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

 If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of the Sub-accounts, including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value (less any credits associated with purchase payments applied within 12 months prior to the date of death), and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.


 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.


 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT.


 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section.

 Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

 Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

    (a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
    (b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   HIGHEST DAILY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00          $119,000.00            $5,950.00
November 26, 2009                   Thanksgiving Day
November 27, 2009   $113,000.00          $113,986.95            $5,699.35
November 30, 2009   $113,000.00          $113,986.95            $5,699.35
December 01, 2009   $119,000.00          $119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime

 Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next

 Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS
 If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an Annuity granted within 12 months prior to death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS

..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.

..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT A DEATH BENEFIT (AS DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account).
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Sub-accounts and the AST Investment Grade Bond
    Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your

    Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)
..   The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program or Automatic Rebalancing Program for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth.

 An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments (including any associated Purchase Credits), and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 6 Plus has been in effect on your
    Annuity;

..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR

 EFFECTIVE SEPTEMBER 14, 2012, HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR.


 We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 6 Plus with LIA"). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime 6 Plus with LIA is not available in New York and certain other states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Plus 40 life insurance rider or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit.

 The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 X .30%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.


 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature - Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 WITHDRAWALS ARE NOT REQUIRED. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79; and 6% for ages 80 and older) to the purchase payment (including any associated purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment (including any associated purchase Credits).

 If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 STEP-UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.


 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE CURRENT ANNUITY YEAR THAT REDUCE YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE LIA AMOUNT (EXCEPT IN THE CASE OF REQUIRED MINIMUM DISTRIBUTIONS), HIGHEST DAILY LIFETIME 6 PLUS WITH LIA TERMINATES, AND NO ADDITIONAL PAYMENTS ARE PERMITTED. A DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS WITH LIA IS NOT PAYABLE IF GUARANTEE PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.


 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent's death.

 If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE NO LONGER ACCEPT ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.


 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.

 Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we no longer accept additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS.
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                   HIGHEST DAILY VALUE
                                     (ADJUSTED WITH          ADJUSTED ANNUAL
                                 WITHDRAWAL AND PURCHASE INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE       PAYMENTS)**         HIGHEST DAILY VALUE)
-----              ------------- ----------------------- ------------------------
November 25, 2009   $119,000.00     $      119,000.00           $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00     $      113,986.95           $5,699.35
November 30, 2009   $113,000.00     $      113,986.95           $5,699.35
December 01, 2009   $119,000.00     $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.


 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.


 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10th benefit year Minimum Periodic Value                   $183,750
      20th benefit year Minimum Periodic Value                   $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.
 If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and

..   the amount of any optional death benefit you may have elected and remains in effect; and
..   a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an Annuity granted within 12 months prior to death.

 Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death
    Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT THE DEATH BENEFIT (DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account).
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)
..   The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50%
    annually of the greater of the Account Value and Protected Withdrawal
    Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's
    Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X .2375%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase

 Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or

 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.


 Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, or Automatic Rebalancing Program for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS

 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.


 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. IF AN ANNUITY IS OWNED BY ONE OR MORE NATURAL PERSONS, THE DEATH BENEFIT IS PAYABLE UPON THE FIRST DEATH OF AN OWNER. IF AN ANNUITY IS OWNED BY AN ENTITY, THE DEATH BENEFIT IS PAYABLE UPON THE ANNUITANT'S DEATH, IF THERE IS NO CONTINGENT ANNUITANT. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFITS, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS. IN ADDITION, WITH RESPECT TO OPTIMUM PLUS, UNDER CERTAIN CIRCUMSTANCES, YOUR DEATH BENEFIT MAY BE REDUCED BY THE AMOUNT OF ANY CREDITS WE APPLIED TO YOUR PURCHASE PAYMENTS. (SEE "HOW ARE CREDITS APPLIED TO MY ACCOUNT VALUE".) Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the contract continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.

 For Optimum, Optimum Four and Optimum Plus Annuities, the existing basic Death Benefit (for all decedent ages) is the greater of:
..   The sum of all purchase payments (not including any Credits) less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, the Benefit Fixed Rate
    Account and your Interim Value in the MVA Fixed Allocations (less the amount of any Credits applied within 12-months prior to the date of death, with respect to Optimum Plus, if allowed by applicable State law).

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Two optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.

 CURRENTLY, THESE BENEFITS ARE ONLY OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND MUST BE ELECTED AT THE TIME THAT YOU PURCHASE YOUR ANNUITY. WE MAY, AT A LATER DATE, ALLOW EXISTING ANNUITY OWNERS TO PURCHASE AN OPTIONAL DEATH BENEFIT SUBJECT TO OUR RULES AND ANY CHANGES OR RESTRICTIONS IN THE BENEFITS. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED AND IF YOU PURCHASE YOUR ANNUITY AS PART OF AN EXCHANGE, REPLACEMENT OR TRANSFER, IN WHOLE OR IN PART, FROM ANY OTHER ANNUITY WE ISSUE. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT MAY ONLY BE ELECTED INDIVIDUALLY, AND CANNOT BE ELECTED IN COMBINATION WITH ANY OTHER OPTIONAL DEATH BENEFIT. IF YOU ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, OR SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS OR THE BIO FEATURE OF HIGHEST DAILY LIFETIME SEVEN OR HIGHEST DAILY LIFETIME 7 PLUS, YOU ARE NOT PERMITTED TO ELECT AN OPTIONAL DEATH BENEFIT. WITH RESPECT TO OPTIMUM PLUS, UNDER CERTAIN CIRCUMSTANCES, EACH OPTIONAL DEATH BENEFIT THAT YOU ELECT MAY BE REDUCED BY THE AMOUNT OF CREDITS APPLIED TO YOUR PURCHASE PAYMENTS.

 INVESTMENT RESTRICTIONS MAY APPLY IF YOU ELECT CERTAIN OPTIONAL DEATH BENEFITS.

 ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS NO LONGER AVAILABLE FOR NEW ELECTIONS. IT PROVIDES ADDITIONAL AMOUNTS TO YOUR BENEFICIARY THAT MAY BE USED TO OFFSET FEDERAL AND STATE TAXES PAYABLE ON ANY TAXABLE GAINS IN YOUR ANNUITY AT THE TIME OF YOUR DEATH. WHETHER THIS BENEFIT IS APPROPRIATE FOR YOU MAY DEPEND ON YOUR PARTICULAR CIRCUMSTANCES, INCLUDING OTHER FINANCIAL RESOURCES THAT MAY BE AVAILABLE TO YOUR BENEFICIARY TO PAY TAXES ON YOUR ANNUITY SHOULD YOU DIE DURING THE ACCUMULATION PERIOD. NO BENEFIT IS PAYABLE IF DEATH OCCURS ON OR AFTER THE ANNUITY DATE.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT PROVIDED A BENEFIT PAYABLE IN ADDITION TO THE BASIC DEATH BENEFIT AND CERTAIN OTHER OPTIONAL DEATH BENEFITS YOU MAY ELECT IN CONJUNCTION WITH THIS BENEFIT. IF THE ANNUITY HAS ONE OWNER, THE OWNER HAD TO BE AGE 75 OR LESS AT THE TIME THE BENEFIT IS PURCHASED. IF AN ANNUITY HAS JOINT OWNERS, THE OLDEST OWNER HAD TO BE AGE 75 OR LESS. IF AN ANNUITY IS OWNED BY AN ENTITY, THE ANNUITANT HAD TO BE AGE 75 OR LESS.

 CALCULATION OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT
 If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the BASIC DEATH BENEFIT described above;

    PLUS

 2. 40% of your "GROWTH" under an Annuity, as defined below.

 "GROWTH" means the sum of your Account Value in the Sub-accounts and your Interim Value in the MVA Fixed Allocations, minus the total of all Purchase Payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to Optimum Plus) reduced by the sum of all proportional withdrawals.

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT IS SUBJECT TO A MAXIMUM OF 100% OF ALL PURCHASE PAYMENTS APPLIED TO AN ANNUITY AT LEAST 12 MONTHS PRIOR TO THE DEATH OF THE DECEDENT THAT TRIGGERS THE PAYMENT OF THE DEATH BENEFIT.

 THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT WAS OFFERED IN THOSE JURISDICTIONS WHERE WE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. PLEASE REFER TO THE SECTION ENTITLED "TAX CONSIDERATIONS" FOR A DISCUSSION OF SPECIAL TAX CONSIDERATIONS FOR PURCHASERS OF THIS BENEFIT. THE ENHANCED BENEFICIARY PROTECTION DEATH BENEFIT WAS NOT AVAILABLE IF YOU ELECT THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT OR THE SPOUSAL LIFETIME FIVE INCOME BENEFIT, SPOUSAL HIGHEST DAILY LIFETIME SEVEN OR HIGHEST DAILY LIFETIME SEVEN WITH BIO.

 See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

 HIGHEST ANNIVERSARY VALUE DEATH BENEFIT ("HAV")

 IF AN ANNUITY HAS ONE OWNER, THE OWNER MUST BE AGE 79 OR LESS AT THE TIME THE HIGHEST ANNIVERSARY VALUE OPTIONAL DEATH BENEFIT IS PURCHASED. IF AN ANNUITY HAS JOINT OWNERS, THE OLDEST OWNER MUST BE AGE 79 OR LESS. IF AN ANNUITY IS OWNED BY AN ENTITY, THE ANNUITANT MUST BE AGE 79 OR LESS. CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER THE ANNUITY ARE NOT AVAILABLE IF YOU ELECT THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT. IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of Optimum Plus or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE.

       THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. CERTAIN TERMS AND CONDITIONS MAY DIFFER BETWEEN JURISDICTIONS ONCE APPROVED. THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT IS NOT AVAILABLE IF YOU HAVE ELECTED "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" OR THE "HIGHEST DAILY VALUE" DEATH BENEFIT. IT IS ALSO NOT AVAILABLE WITH SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN OR SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS.

 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

 See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 CERTAIN PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER AN ANNUITY ARE NOT AVAILABLE IF YOU ELECT THE COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT. IF YOU ELECT THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S). IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

 CALCULATION OF THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described above; and
       3. 5% Roll-up described below.

       Thecalculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of Optimum Plus or as otherwise provided for under applicable State law) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS


       . the sum of all withdrawals, dollar for dollar up to 5% of the Roll-up value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.


       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to date of death in the case of Optimum Plus) made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

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

 THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT ANY OTHER OPTIONAL DEATH BENEFIT OR ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS OR ANY BENEFIT WITH BIO.

 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is calculated.

 KEY TERMS USED WITH THE HIGHEST ANNIVERSARY VALUE DEATH BENEFIT AND THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:

   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law) since such anniversary.

   . The Anniversary Value is the Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your purchase payment. (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law).

   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")

 The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less and death of the Owner refers to the death of the Annuitant.

 IF YOU ELECTED THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE PERMITTED AND AVAILABLE OPTION(S) WITH THIS BENEFIT. YOU ARE REQUIRED TO ENROLL AND MAINTAIN YOUR ACCOUNT VALUE IN THE ASSET ALLOCATION PROGRAM IF YOU ELECTED THIS BENEFIT. IF, SUBSEQUENT TO YOUR ELECTION OF THE BENEFIT, WE CHANGE OUR REQUIREMENTS FOR HOW ACCOUNT VALUE MUST BE ALLOCATED UNDER THE BENEFIT, THE NEW REQUIREMENT WOULD APPLY ONLY TO NEW ELECTIONS OF THE BENEFIT, AND WE WILL NOT COMPEL YOU TO RE-ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH OUR NEWLY-ADOPTED REQUIREMENTS. SUBSEQUENT TO ANY CHANGE IN REQUIREMENTS, TRANSFERS OF ACCOUNT VALUE AND ALLOCATION OF ADDITIONAL PURCHASE PAYMENTS MAY BE SUBJECT TO THE NEW INVESTMENT LIMITATIONS.

 The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law); and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all purchase payments (including any Credits applied to such purchase payments more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The Highest Daily Value Death Benefit described above was offered in those jurisdictions where we received regulatory approval. The Highest Daily Value Death Benefit is not available if you elected the Guaranteed Return Option, Guaranteed Return Option Plus, Guaranteed Return Option Plus 2008, Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the Highest Daily Lifetime 7 Plus benefits, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.

 KEY TERMS USED WITH THE HIGHEST DAILY VALUE DEATH BENEFIT:

   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

   . The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any purchase payments (plus associated Credits in the case of Optimum Plus applied more than twelve (12) months prior to the date of death or as otherwise provided for under applicable State law) since such date.

   . The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of Optimum Plus or as otherwise provided for under applicable State law).

   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 ANNUITIES WITH JOINT OWNERS
 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is a Beneficiary Annuity).

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?

 You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected one of either the Highest Anniversary Value or the Combination 5% Roll-up and HAV Death Benefits and, in addition, are taking withdrawals under a guaranteed minimum withdrawal or a lifetime guaranteed minimum withdrawal benefit, these optional Death Benefits will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue unless the Annuity is continued by a spouse Beneficiary (see "Spousal Assumption of Annuity" below). Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid to the beneficiary and it is not eligible for the death benefit provided under the Annuity.


 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.40% and 0.80%, respectively, per year of the average daily net assets of the Sub-accounts. For elections of the Highest Anniversary Value Death Benefit and the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.25% and 0.50%, respectively, per year of the average daily net assets of the Sub-accounts. We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PRUDENTIAL ANNUITIES' ANNUITY REWARDS

 WHAT IS THE ANNUITY REWARDS BENEFIT?
 Annuity Rewards is a death benefit enhancement that Owners can elect when the original CDSC period is over. To be eligible to elect Annuity Rewards, the Account Value on the date that the Annuity Rewards benefit is effective must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). In addition, the effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

 Annuity Rewards offers Owners the ability to lock in an amount equal to the Account Value in the Sub-accounts plus the MVA Fixed Allocations (without the effect of any MVA) as an enhancement to their current basic Death Benefit, so their beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:

       . your Account Value in the Sub-accounts plus the Interim Value in any MVA Fixed Allocations as of the effective date of the benefit

       . MINUS any proportional withdrawals following the effective date of the benefit

       . PLUS any additional purchase payments applied to your Annuity following the effective date of the benefit.

 The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your beneficiary will receive the greater amount. Annuity Rewards is not available if your Annuity is held as a Beneficiary Annuity.

 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death (the "5 Year Deadline"); or
   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or
   . Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner. If your beneficiary elects to receive full distribution by December 31st of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31st of the year including the six year anniversary date of death.
   . If you die before a designated beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 UNDER THE BENEFICIARY CONTINUATION OPTION:
   . The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus, the death benefit must be at least $15,000.
   . The Owner's Annuity will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For non-qualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   . No Fixed Allocations or fixed interest rate options will be offered for the non-qualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.
   .   No additional purchase payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.
   . If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution.
       If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust are available under the Beneficiary Continuation Option.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 SPOUSAL ASSUMPTION OF ANNUITY
 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative beneficiary Designation or the Annuity is held as a Beneficiary Annuity, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.

 A surviving spouse's ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.

 See the section entitled "Managing Your Annuity - Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

 ARE THERE ANY EXCEPTIONS TO THESE RULES FOR PAYING THE DEATH BENEFIT?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT MAY BE SUBJECT TO MARKET FLUCTUATIONS.


 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit.

 SUBMISSION OF DUE PROOF OF DEATH AFTER ONE YEAR. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).


 DEATH BENEFIT SUSPENSION PERIOD. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date, (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value plus the Interim Value in the MVA Fixed Allocations, less (if allowed by applicable state law) any Purchase Credits (for Optimum Plus) granted during the period beginning 12 months prior to decedent's date of death and ending on the date we receive Due Proof of death. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value plus the Interim Value in the MVA Fixed Allocations. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.


 BENEFICIARY ANNUITY. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Optimum Plus, the Account Value includes any Credits we applied to your Purchase Payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to an MVA Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to an MVA Fixed Allocation (if withdrawn or transferred) on that day.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 HOW DO YOU VALUE FIXED ALLOCATIONS?
 During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to an MVA Fixed Allocation plus all interest credited to an MVA Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from an MVA Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of an MVA Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the MVA Fixed Allocation times the Market Value Adjustment factor.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m.
 EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits with respect to Optimum Plus) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.


 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. Neither will the amounts be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments (and any associated Credit with respect to Optimum Plus) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see "Living Benefits" for further information on additional purchase payments.


 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under
 Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in "When Do You Process And Value Transactions?"


 MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.


 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES? DISTRIBUTION CHARGE APPLICABLE TO OPTIMUM AND OPTIMUM PLUS: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

 TERMINATION OF OPTIONAL BENEFITS: Except for the Guaranteed Minimum Income Benefit, generally the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" and the Highest Daily Value Death Benefit, which cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS


 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting comport with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Annuity is issued, we may offer certain spousal benefits to same-sex civil union couples, domestic partners or spouses. You should be aware, however, that federal tax law does not recognize same-sex civil union couples, domestic partners or spouses. Therefore, we cannot permit a same-sex civil union partner, domestic partner or spouse to continue the Annuity within the meaning of the tax law upon the death of the first partner under the Annuity's "spousal continuance" provision. An alternative distribution option, referred to as a "taxable contract continuation", is available to same-sex civil union partners, domestic partners and spouses. The taxable contract continuation option results in immediate taxation while allowing for spousal continuation of the Annuity, including any spousal benefit, for insurance law purposes. If this distribution option is elected, the Annuity will be treated as terminated from a tax reporting perspective with all benefits immediately taxable, and the Annuity will continue with a cost basis equal to the value of the Annuity at the deemed termination. If this distribution option is elected for a qualified contract, such as an IRA, the Annuity will be a treated as a non-qualified annuity going forward. Same-sex civil union couples, domestic partners and spouses should consider the application of federal tax law before selecting a spousal benefit under the Annuity.


 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered. Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035

 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.


 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue Annuities to grantor trusts with multiple grantors.


 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.

 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR NONQUALIFIED ANNUITY CONTRACTS. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 CHANGES IN YOUR ANNUITY. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS

 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2013 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.


 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $51,000 in 2013 or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2013, this limit is $255,000;

..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,500 in 2013 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.


 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.


 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2013. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2013. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:

..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS.

 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The American Taxpayer Relief Act extended this provision until the end of 2013.

 For distributions in tax years beginning after 2005 and before 2014, these rules provide an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Special transition rules related to retroactive extension of this tax law provision permit different distribution treatment for Charitable IRA distributions made by January 31, 2013. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.


 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, as sole primary beneficiary, the contract may be continued with your spouse as the Owner.

..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to
    December 31/st/ of the year including the six year anniversary date of death.
..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement. For this distribution requirement also, 2009 shall not be included in the five year requirement period.

..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www. prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and 72(q) payments and required minimum distributions), electronic funds transfers, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 WHO IS PRUDENTIAL ANNUITIES?
 Prudential Annuities Life Assurance Corporation, a Prudential Financial Company, ("Prudential Annuities") is a stock life insurance company incorporated under the Laws of Connecticut on July 26, 1988 and is domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets through and in conjunction with registered broker-dealers.

 Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

 No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of the issuing insurance company to make payments under the benefit out of its own assets. Prudential Financial, however, exercises significant influence over the operations and capital structure of Prudential Annuities.


 Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2012, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or an affiliated insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator), Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis,
 IN 46240, Aplifi (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood,
 NY 11717, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Morningstar Associates LLC (asset allocation recommendations), 225 West Wacker Drive Chicago, IL 60606, National Financial Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615, Right Now Technologies (business information repository), 136 Enterprise Blvd, Bozeman, MT 59718, The Harty Press (print vendor for client communications), 25 James Street, New Haven, CT 06513. Skywire Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, Bloomberg L. P. (subscription service to support index based product adjustments), 731 Lexington Ave. New York, NY 10022.


 WHAT ARE SEPARATE ACCOUNTS?
 The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. These separate accounts were established under the laws of the State of Connecticut. The assets of each separate account are held in the name of Prudential Annuities, and legally belong to us. These assets are kept separate from all our other assets, and may not be charged with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to a separate account are credited to or charged against each such separate account, without regard to other income, gains, or losses of Prudential Annuities or of any other of our separate accounts. The obligations under the Annuities are those of Prudential Annuities, which is the issuer of the Annuities and the depositor of the separate accounts. More detailed information about Prudential Annuities, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 SEPARATE ACCOUNT B
 During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B. Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional purchase payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Asset Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 VALUES AND BENEFITS BASED ON ALLOCATIONS TO THE SUB-ACCOUNTS WILL VARY WITH THE INVESTMENT PERFORMANCE OF THE UNDERLYING MUTUAL FUNDS OR FUND PORTFOLIOS, AS APPLICABLE. WE DO NOT GUARANTEE THE INVESTMENT RESULTS OF ANY SUB-ACCOUNT. YOUR ACCOUNT VALUE ALLOCATED TO THE SUB-ACCOUNTS MAY INCREASE OR DECREASE. YOU BEAR THE ENTIRE INVESTMENT RISK. THERE IS NO ASSURANCE THAT THE ACCOUNT VALUE OF YOUR ANNUITY WILL EQUAL OR BE GREATER THAN THE TOTAL OF THE PURCHASE PAYMENTS YOU MAKE TO US.

 SEPARATE ACCOUNT D
 During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

 There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate

 Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

 We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain. We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares within the separate account that are owned directly by us or by an affiliate. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES PAYABLE TO PRUDENTIAL ANNUITIES

 Prudential Annuities and/or our affiliates receive substantial payments from certain underlying portfolios and/or related entities. Those payments may include Rule 12b-1 fees, administrative fees and "revenue sharing" payments. Rule 12b-1 fees compensate our affiliated principal underwriter for a variety of services, including distribution services. Administrative fees compensate us for providing administrative services with respect to owners invested indirectly in the portfolio, including recordkeeping services and the mailing of prospectuses and reports. We may also receive "revenue sharing" payments, which are payments from investment advisers or other service providers to the portfolios. Some fees, such as Rule 12b-1 are paid directly by the portfolio, and some fees are paid by service providers to the portfolios. In any case, however, the existence of these payments tends to increase the overall cost of investing in the portfolios. Because these payments are made to us, allocations you make to the underlying portfolios benefit us financially. In selecting portfolios available under the annuity, we consider the payments made to us.

 Effective February 25, 2013, most AST Portfolios adopted a Rule 12b-1 fee. Prior to that fee, most AST Portfolios had an administrative services fee. The Rule 12b-1 fee compensates us and our affiliates for shareholder servicing, administrative, distribution and other services. We also receive "revenue sharing" payments from the advisers to the underlying portfolios. As of March 1, 2013, the maximum combined fees and revenue sharing payments we receive with respect to a portfolio are equal to an annual rate of 0.55% the average assets allocated to the portfolio under the Annuity. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts. We expect to make a profit on these fees and payments.


 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.


 During 2012, with regard to amounts that were paid under the kinds of arrangements described immediately above, the amounts ranged from approximately $17 to approximately $818,287. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuities directly to potential purchasers.

 Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer until May 31, 2009. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006.

 Under the selling agreements, commissions are paid to firms on sales of the Annuities according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0% for Optimum, 6.0% for Optimum Plus and 5.5% for Optimum Four. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.

 In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms (including LPL Financial Corporation) with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total purchase payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

 We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.


 The list below identifies three general types of payments that PAD pays registered broker-dealers and firms which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon assets, subject to certain criteria in certain held in all Prudential Annuities products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm.

   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.

   . Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms that we are aware (as of December 31, 2012) received payment with, respect to annuity business during 2012 (or as to which a payment amount was accrued during 2012). The firms listed below include those receiving payments in connection with marketing of products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon the request. During 2012, the least amount paid, and greatest amount paid, were $36.14 and $7,429,224.50 respectively.

 NAME OF FIRM:



  Allstate Financial Srvcs, LLC
  AMERICAN PORTFOLIO FIN SVCS INC
  ASSOCIATED SECURITIES CORP
  AXA Advisors, LLC
  BBVA Compass Investment Solutions, Inc.
  BFT Financial Group, LLC
  Cadaret, Grant & Co., Inc.
  Cambridge Investment Research, Inc.
  Capital One Investment Services, LLC
  Centaurus Financial, Inc.
  CFD Investments, Inc.
  Commonwealth Financial Network
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  Equity Services, Inc.
  Financial Network Investment
  First Allied Securities Inc
  FSC Securities Corp.
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Genworth Financial Securities Corporation
  H. Beck, Inc.
  Hantz Financial Services,Inc.
  ING Financial Partners, LLC
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Professionals
  Investors Capital Corporation
  Janney Montgomery Scott, LLC.
  Legend Equities Corporation
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  LPL Financial Corporation
  LPL Financial Corporation (OAP)
  M Holdings Securities, Inc
  MetLife
  Multi Financial Securities Crp
  Mutual Service Corporation
  National Planning Corporation
  Next Financial Group, Inc.
  NFP Securities, Inc.
  PNC Investments, LLC
  PRIMEVEST FINANCIAL SERVICES
  ProEquities
  Questar Capital Corporation
  Raymond James & Associates
  Raymond James Financial Svcs
  RBC CAPITAL MARKETS CORPORATION
  Robert W. Baird & Co., Inc.
  Royal Alliance Associates
  SAGEPOINT FINANCIAL, INC.
  Sammons Securities Co., LLC
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  SPELMAN & CO., INC.
  Stifel Nicolaus & Co.
  Summit Brokerage Services, Inc
  TFS Securities, Inc.
  The Investment Center
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  UBS Financial Services, Inc.
  United Planners Fin. Serv.
  UVEST Fin'l Srvcs Group, Inc.
  Wall Street Financial Group
  WATERSTONE FINANCIAL GROUP INC
  Wells Fargo Advisors LLC
  WELLS FARGO ADVISORS LLC - WEALTH
  Wells Fargo Investments LLC
  Woodbury Financial Services
  World Group Securities, Inc.
  WRP Investments, Inc


 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
 Prudential Annuities Life Assurance Corporation incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Exchange Act since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by us pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. We will provide to each person, including any beneficial owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Prudential Annuities Life Assurance Corporation, One Corporate Drive, Shelton, CT 06484 or by calling 888-PRU-2888. We file periodic reports as required under the Securities Exchange Act of 1934. The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours, or our telephone automated response system at
    1-800-766-4530.
..   writing to us via regular mail at Prudential Annuities - Variable
    Annuities, P.O. Box 7960, Philadelphia, PA 19176 OR for express mail Prudential Annuities - Variable Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   sending an email to customerservice@prudential.com or visiting our Internet
    Website at WWW. PRUDENTIALANNUITIES.COM.
..   accessing information about your Annuity through our Internet Website at
    WWW. PRUDENTIALANNUITIES.COM.

 You can obtain account information by calling our automated response system and at WWW. PRUDENTIALANNUITIES.COM, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at WWW. PRUDENTIALANNUITIES.COM, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 Prudential Annuities is subject to legal and regulatory actions in the ordinary course of our businesses. Pending legal and regulatory actions include proceedings relating to aspects of Prudential Annuities' businesses and operations that are specific to us and proceedings that are typical of the businesses in which we operate, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 Prudential Annuities establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. Prudential Annuities estimates that as of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is $0 to approximately $6 million. The estimate is not an indication of expected loss, if any, or Prudential Annuities' maximum possible loss exposure on such matters. Prudential Annuities reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

 In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on the Prudential Insurance Company of America ("Prudential.") The complaint alleges that Prudential failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint.

 In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery Services v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on Prudential Annuities. The complaint alleges that Prudential Annuities failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims

 Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In June 2012, Prudential Annuities filed a motion to dismiss the complaint. In December 2012, the Court granted Prudential Annuities' motion to dismiss, and the complaint was dismissed with prejudice.

 In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC , filed in the Circuit Court of Cook County, Illinois, was served on Prudential Annuities. The complaint alleges that Prudential Annuities failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In April, 2012, Prudential Annuities filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice. This matter is concluded. We will cease reporting on this matter.

 In January 2012, a Global Resolution Agreement entered into by Prudential Annuities and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Prudential Annuities to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Prudential Annuities to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
 (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in Prudential Annuities' practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

 Prudential Annuities is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services ("NYDFS") has requested that 172 life insurers (including Prudential Annuities) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Prudential Annuities' compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding Prudential Annuities' use of the SSMDF and its claim handling procedures and Prudential Annuities is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Prudential Annuities' unclaimed property procedures.

 Prudential Annuities' litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Prudential Annuities' results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential Annuities' litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential Annuities' financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Prudential Annuities' financial position.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
   The following are the contents of the Statement of Additional Information:

 General Information about Prudential Annuities
   Prudential Annuities Life Assurance Corporation
   Prudential Annuities Life Assurance Corporation Variable Account B
   Prudential Annuities Life Assurance Corporation Separate Account D
 Principal Underwriter/Distributor - Prudential Annuities Distributors, Inc.
 How the Unit Price is Determined
 Additional Information on Fixed Allocations
   How We Calculate the Market Value Adjustment
 General Information
   Voting Rights
   Modification
   Deferral of Transactions
   Misstatement of Age or Sex
 Annuitization
 Experts
 Legal Experts
 Financial Statements

     APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

 Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential Annuities Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.


 UNIT PRICES AND NUMBERS OF UNITS. The following tables show for each Annuity:
 (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31/st/ of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2013.


 * Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.
 ** The remaining unit values appear in the Statement of Additional
    Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-888-PRU-2888.




                                    OPTIMUM
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (1.25%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02             405,782
    01/01/2006 to 12/31/2006                              $10.02           $11.06           3,716,970
    01/01/2007 to 12/31/2007                              $11.06           $11.93           5,006,440
    01/01/2008 to 12/31/2008                              $11.93            $8.03           6,104,215
    01/01/2009 to 12/31/2009                               $8.03            $9.86          26,917,264
    01/01/2010 to 12/31/2010                               $9.86           $10.90          35,419,588
    01/01/2011 to 12/31/2011                              $10.90           $10.48          27,867,684
    01/01/2012 to 12/31/2012                              $10.48           $11.65          31,632,710
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    06/20/2005* to 12/31/2005                              $9.67            $9.79             626,417
    01/01/2006 to 12/31/2006                               $9.79           $11.30             579,491
    01/01/2007 to 12/31/2007                              $11.30           $11.15             493,545
    01/01/2008 to 12/31/2008                              $11.15            $7.18             440,398
    01/01/2009 to 12/31/2009                               $7.18            $8.35           1,506,808
    01/01/2010 to 12/31/2010                               $8.35            $9.39           2,225,396
    01/01/2011 to 12/31/2011                               $9.39            $9.60           1,745,553
    01/01/2012 to 05/04/2012                               $9.60           $10.45                   0

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.03              53,897
    01/01/2006 to 12/31/2006                         $10.03           $10.95           1,008,771
    01/01/2007 to 12/31/2007                         $10.95           $11.79           1,635,321
    01/01/2008 to 12/31/2008                         $11.79            $8.30           3,896,032
    01/01/2009 to 12/31/2009                          $8.30           $10.11          26,515,475
    01/01/2010 to 12/31/2010                         $10.11           $11.21          36,140,128
    01/01/2011 to 12/31/2011                         $11.21           $10.94          30,390,625
    01/01/2012 to 12/31/2012                         $10.94           $12.15          33,353,854
-----------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    06/20/2005* to 12/31/2005                        $11.46           $12.07             242,790
    01/01/2006 to 12/31/2006                         $12.07           $14.51             524,592
    01/01/2007 to 12/31/2007                         $14.51           $14.50             421,188
    01/01/2008 to 12/31/2008                         $14.50            $8.98             486,765
    01/01/2009 to 12/31/2009                          $8.98           $10.49             858,302
    01/01/2010 to 12/31/2010                         $10.49           $11.64           1,078,324
    01/01/2011 to 12/31/2011                         $11.64           $11.44             864,374
    01/01/2012 to 12/31/2012                         $11.44           $12.81           1,095,404
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.01             403,183
    01/01/2006 to 12/31/2006                         $10.01           $11.24           4,226,992
    01/01/2007 to 12/31/2007                         $11.24           $12.18           5,738,690
    01/01/2008 to 12/31/2008                         $12.18            $7.82           6,696,087
    01/01/2009 to 12/31/2009                          $7.82            $9.68          31,792,069
    01/01/2010 to 12/31/2010                          $9.68           $10.84          41,650,794
    01/01/2011 to 12/31/2011                         $10.84           $10.44          30,125,427
    01/01/2012 to 12/31/2012                         $10.44           $11.73          36,635,255
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    06/20/2005* to 12/31/2005                        $23.60           $24.98             223,265
    01/01/2006 to 12/31/2006                         $24.98           $33.72             265,912
    01/01/2007 to 12/31/2007                         $33.72           $26.66             201,539
    01/01/2008 to 12/31/2008                         $26.66           $17.10             163,226
    01/01/2009 to 12/31/2009                         $17.10           $22.28             328,842
    01/01/2010 to 12/31/2010                         $22.28           $28.31             510,403
    01/01/2011 to 12/31/2011                         $28.31           $29.80             376,813
    01/01/2012 to 12/31/2012                         $29.80           $33.94             463,095
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                          $4.98            $8.33             859,909
    01/01/2004 to 12/31/2004                          $8.33           $10.12           1,169,995
    01/01/2005 to 12/31/2005                         $10.12           $10.94           1,386,930
    01/01/2006 to 12/31/2006                         $10.94           $12.20           1,165,926
    01/01/2007 to 12/31/2007                         $12.20           $13.39           1,078,773
    01/01/2008 to 12/31/2008                         $13.39            $7.39             767,197
    01/01/2009 to 12/31/2009                          $7.39            $9.69           1,308,983
    01/01/2010 to 12/31/2010                          $9.69           $12.68           1,500,026
    01/01/2011 to 12/31/2011                         $12.68           $10.88           1,440,412
    01/01/2012 to 12/31/2012                         $10.88           $12.90           1,624,583

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                        $7.84           $10.25          3,076,626
    01/01/2004 to 12/31/2004                       $10.25           $11.24          4,119,501
    01/01/2005 to 12/31/2005                       $11.24           $11.63          5,200,125
    01/01/2006 to 12/31/2006                       $11.63           $13.46          3,863,961
    01/01/2007 to 12/31/2007                       $13.46           $13.98          3,567,122
    01/01/2008 to 12/31/2008                       $13.98            $8.19          2,148,857
    01/01/2009 to 12/31/2009                        $8.19            $9.64          3,356,527
    01/01/2010 to 12/31/2010                        $9.64           $10.74          3,792,800
    01/01/2011 to 12/31/2011                       $10.74           $10.02          2,403,875
    01/01/2012 to 12/31/2012                       $10.02           $11.84          2,347,900
---------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $2.98            $3.87          1,535,565
    01/01/2004 to 12/31/2004                        $3.87            $4.44          2,232,502
    01/01/2005 to 12/31/2005                        $4.44            $4.60          2,666,931
    01/01/2006 to 12/31/2006                        $4.60            $4.83          2,231,991
    01/01/2007 to 12/31/2007                        $4.83            $5.69          2,097,846
    01/01/2008 to 12/31/2008                        $5.69            $3.32          1,540,597
    01/01/2009 to 12/31/2009                        $3.32            $5.16          3,511,898
    01/01/2010 to 12/31/2010                        $5.16            $6.10          4,701,456
    01/01/2011 to 12/31/2011                        $6.10            $5.85          2,984,433
    01/01/2012 to 12/31/2012                        $5.85            $6.91          3,543,005
---------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                       $10.35           $14.32          1,166,396
    01/01/2004 to 12/31/2004                       $14.32           $16.42          1,953,908
    01/01/2005 to 12/31/2005                       $16.42           $18.90          2,113,594
    01/01/2006 to 12/31/2006                       $18.90           $22.58          1,664,525
    01/01/2007 to 12/31/2007                       $22.58           $26.55          1,428,930
    01/01/2008 to 12/31/2008                       $26.55           $13.05            942,837
    01/01/2009 to 12/31/2009                       $13.05           $17.43          1,310,930
    01/01/2010 to 12/31/2010                       $17.43           $19.71          1,459,929
    01/01/2011 to 12/31/2011                       $19.71           $16.95            915,042
    01/01/2012 to 12/31/2012                       $16.95           $20.14            876,174
---------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                        $4.43            $5.86             91,736
    01/01/2004 to 12/31/2004                        $5.86            $7.01            233,045
    01/01/2005 to 12/31/2005                        $7.01            $7.87            402,498
    01/01/2006 to 12/31/2006                        $7.87            $9.90            593,100
    01/01/2007 to 12/31/2007                        $9.90           $11.52            794,549
    01/01/2008 to 12/31/2008                       $11.52            $6.37            641,680
    01/01/2009 to 12/31/2009                        $6.37            $8.21          1,442,051
    01/01/2010 to 12/31/2010                        $8.21            $9.01          1,743,754
    01/01/2011 to 12/31/2011                        $9.01            $7.78          1,310,153
    01/01/2012 to 12/31/2012                        $7.78            $8.96          1,443,923

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2003 to 12/31/2003                        $5.53            $7.13            362,254
    01/01/2004 to 12/31/2004                        $7.13            $8.24            553,542
    01/01/2005 to 12/31/2005                        $8.24            $9.04          1,051,555
    01/01/2006 to 12/31/2006                        $9.04           $10.96          1,002,727
    01/01/2007 to 12/31/2007                       $10.96           $11.84            985,495
    01/01/2008 to 12/31/2008                       $11.84            $6.85            614,606
    01/01/2009 to 12/31/2009                        $6.85            $9.20          1,827,855
    01/01/2010 to 12/31/2010                        $9.20            $9.73          2,492,453
    01/01/2011 to 12/31/2011                        $9.73            $8.73          1,670,674
    01/01/2012 to 12/31/2012                        $8.73           $10.51          1,947,918
---------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                        $7.59            $8.99            204,589
    01/01/2004 to 12/31/2004                        $8.99           $10.25            417,314
    01/01/2005 to 12/31/2005                       $10.25           $10.77            694,885
    01/01/2006 to 12/31/2006                       $10.77           $12.60            680,203
    01/01/2007 to 12/31/2007                       $12.60           $12.07            680,350
    01/01/2008 to 12/31/2008                       $12.07            $6.97            649,783
    01/01/2009 to 12/31/2009                        $6.97            $8.23          1,032,590
    01/01/2010 to 12/31/2010                        $8.23            $9.19          1,205,571
    01/01/2011 to 12/31/2011                        $9.19            $8.70            860,066
    01/01/2012 to 12/31/2012                        $8.70           $10.04            942,929
---------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    01/01/2003 to 12/31/2003                       $10.22           $11.98            814,135
    01/01/2004 to 12/31/2004                       $11.98           $12.71          1,012,739
    01/01/2005 to 12/31/2005                       $12.71           $12.69          1,294,706
    01/01/2006 to 12/31/2006                       $12.69           $13.76          1,196,608
    01/01/2007 to 12/31/2007                       $13.76           $14.42          1,051,089
    01/01/2008 to 12/31/2008                       $14.42           $10.93            929,322
    01/01/2009 to 12/31/2009                       $10.93           $14.52          1,689,546
    01/01/2010 to 12/31/2010                       $14.52           $16.27          1,430,293
    01/01/2011 to 12/31/2011                       $16.27           $17.70          1,455,420
    01/01/2012 to 12/31/2012                       $17.70           $18.51          1,706,809
---------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $6.50            $8.46          4,075,719
    01/01/2004 to 12/31/2004                        $8.46            $9.67          5,717,404
    01/01/2005 to 12/31/2005                        $9.67           $10.20          7,048,023
    01/01/2006 to 12/31/2006                       $10.20           $10.80          5,983,458
    01/01/2007 to 12/31/2007                       $10.80           $12.26          5,638,342
    01/01/2008 to 12/31/2008                       $12.26            $6.82          3,539,119
    01/01/2009 to 12/31/2009                        $6.82            $8.74          4,539,651
    01/01/2010 to 12/31/2010                        $8.74           $10.34          4,594,031
    01/01/2011 to 12/31/2011                       $10.34           $10.11          3,055,225
    01/01/2012 to 12/31/2012                       $10.11           $11.21          2,844,826

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                               $5.31            $6.44            893,170
    01/01/2004 to 12/31/2004                               $6.44            $7.04            791,823
    01/01/2005 to 12/31/2005                               $7.04            $7.39          1,025,239
    01/01/2006 to 12/31/2006                               $7.39            $8.01            758,550
    01/01/2007 to 12/31/2007                               $8.01            $9.10            686,498
    01/01/2008 to 12/31/2008                               $9.10            $5.72            700,352
    01/01/2009 to 12/31/2009                               $5.72            $7.03          1,732,194
    01/01/2010 to 12/31/2010                               $7.03            $7.82          2,119,460
    01/01/2011 to 12/31/2011                               $7.82            $7.68          1,429,953
    01/01/2012 to 12/31/2012                               $7.68            $8.88          1,486,414
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2005 to 12/31/2005                              $11.63           $12.11            192,419
    01/01/2006 to 12/31/2006                              $12.11           $13.66            174,411
    01/01/2007 to 12/31/2007                              $13.66           $13.86            156,606
    01/01/2008 to 12/31/2008                              $13.86            $8.47            191,791
    01/01/2009 to 12/31/2009                               $8.47           $11.62            547,214
    01/01/2010 to 12/31/2010                              $11.62           $14.18            743,476
    01/01/2011 to 12/31/2011                              $14.18           $13.52            516,116
    01/01/2012 to 12/31/2012                              $13.52           $15.81            587,711
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2003 to 12/31/2003                              $10.57           $10.51          1,245,396
    01/01/2004 to 12/31/2004                              $10.51           $10.46          1,663,940
    01/01/2005 to 12/31/2005                              $10.46           $10.62          3,179,375
    01/01/2006 to 12/31/2006                              $10.62           $10.96          3,505,960
    01/01/2007 to 12/31/2007                              $10.96           $11.36          4,361,361
    01/01/2008 to 12/31/2008                              $11.36           $11.50          7,844,009
    01/01/2009 to 12/31/2009                              $11.50           $11.38          7,658,391
    01/01/2010 to 12/31/2010                              $11.38           $11.24          6,801,612
    01/01/2011 to 12/31/2011                              $11.24           $11.10          6,279,406
    01/01/2012 to 12/31/2012                              $11.10           $10.96          4,601,307
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                              $10.26           $13.82            781,348
    01/01/2004 to 12/31/2004                              $13.82           $16.76          1,116,503
    01/01/2005 to 12/31/2005                              $16.76           $18.55          1,303,740
    01/01/2006 to 12/31/2006                              $18.55           $20.28          1,086,861
    01/01/2007 to 12/31/2007                              $20.28           $20.66            975,347
    01/01/2008 to 12/31/2008                              $20.66           $11.78            570,591
    01/01/2009 to 12/31/2009                              $11.78           $16.36            867,525
    01/01/2010 to 12/31/2010                              $16.36           $19.95          1,067,139
    01/01/2011 to 12/31/2011                              $19.95           $19.21            718,917
    01/01/2012 to 12/31/2012                              $19.21           $22.22            726,117
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    06/20/2005* to 12/31/2005                              $7.24            $8.00            771,461
    01/01/2006 to 12/31/2006                               $8.00            $9.01            697,877
    01/01/2007 to 12/31/2007                               $9.01           $10.88            971,242
    01/01/2008 to 12/31/2008                              $10.88            $6.10            610,828
    01/01/2009 to 12/31/2009                               $6.10            $7.82          1,281,862
    01/01/2010 to 12/31/2010                               $7.82            $9.94          1,796,178
    01/01/2011 to 12/31/2011                               $9.94            $9.98          1,468,365
    01/01/2012 to 12/31/2012                               $9.98           $11.08          1,554,762

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                            $4.71            $6.86             258,089
    01/01/2004 to 12/31/2004                            $6.86            $7.41             293,384
    01/01/2005 to 12/31/2005                            $7.41            $7.35             267,925
    01/01/2006 to 12/31/2006                            $7.35            $7.82             344,893
    01/01/2007 to 12/31/2007                            $7.82            $9.17             382,635
    01/01/2008 to 12/31/2008                            $9.17            $5.20             242,993
    01/01/2009 to 12/31/2009                            $5.20            $6.30             809,394
    01/01/2010 to 12/31/2010                            $6.30            $7.48           1,201,338
    01/01/2011 to 04/29/2011                            $7.48            $8.40                   0
-------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2003 to 12/31/2003                           $10.09           $12.08             956,856
    01/01/2004 to 12/31/2004                           $12.08           $12.18           2,189,975
    01/01/2005 to 12/31/2005                           $12.18           $12.22           2,996,256
    01/01/2006 to 12/31/2006                           $12.22           $12.53           2,687,532
    01/01/2007 to 12/31/2007                           $12.53           $13.21           2,594,813
    01/01/2008 to 12/31/2008                           $13.21           $13.19           1,654,958
    01/01/2009 to 12/31/2009                           $13.19           $14.36           2,949,882
    01/01/2010 to 12/31/2010                           $14.36           $14.74           3,080,140
    01/01/2011 to 12/31/2011                           $14.74           $14.88           2,600,827
    01/01/2012 to 12/31/2012                           $14.88           $15.38           2,281,868
-------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2003 to 12/31/2003                           $12.72           $13.23           2,301,863
    01/01/2004 to 12/31/2004                           $13.23           $13.72           3,074,732
    01/01/2005 to 12/31/2005                           $13.72           $13.88           1,924,370
    01/01/2006 to 12/31/2006                           $13.88           $14.22           2,004,498
    01/01/2007 to 12/31/2007                           $14.22           $15.21           2,344,694
    01/01/2008 to 12/31/2008                           $15.21           $14.68           2,402,587
    01/01/2009 to 12/31/2009                           $14.68           $16.90          10,715,121
    01/01/2010 to 12/31/2010                           $16.90           $17.97          15,065,751
    01/01/2011 to 12/31/2011                           $17.97           $18.31          11,688,146
    01/01/2012 to 12/31/2012                           $18.31           $19.77          12,996,719
-------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                          $10.00           $10.04             215,280
    01/01/2006 to 12/31/2006                           $10.04           $10.70             443,968
    01/01/2007 to 12/31/2007                           $10.70           $11.49             649,597
    01/01/2008 to 12/31/2008                           $11.49            $9.14           3,492,156
    01/01/2009 to 12/31/2009                            $9.14           $10.83          16,345,435
    01/01/2010 to 12/31/2010                           $10.83           $11.83          21,296,028
    01/01/2011 to 12/31/2011                           $11.83           $11.79          20,978,607
    01/01/2012 to 12/31/2012                           $11.79           $12.85          21,413,601
-------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                           $12.12           $17.38             145,364
    01/01/2004 to 12/31/2004                           $17.38           $15.97             107,136
    01/01/2005 to 12/31/2005                           $15.97           $16.00             126,824
    01/01/2006 to 12/31/2006                           $16.00           $17.80             111,114
    01/01/2007 to 12/31/2007                           $17.80           $18.83             118,021
    01/01/2008 to 12/31/2008                           $18.83           $12.09             187,342
    01/01/2009 to 12/31/2009                           $12.09           $15.98             375,867
    01/01/2010 to 12/31/2010                           $15.98           $21.53             527,269
    01/01/2011 to 12/31/2011                           $21.53           $21.05             412,276
    01/01/2012 to 12/31/2012                           $21.05           $23.32             475,113

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                        $10.79           $14.47            962,965
    01/01/2004 to 12/31/2004                        $14.47           $16.64          1,293,786
    01/01/2005 to 12/31/2005                        $16.64           $17.52          1,484,713
    01/01/2006 to 12/31/2006                        $17.52           $20.77          1,198,255
    01/01/2007 to 12/31/2007                        $20.77           $19.36          1,176,566
    01/01/2008 to 12/31/2008                        $19.36           $13.44            760,721
    01/01/2009 to 12/31/2009                        $13.44           $16.85            971,333
    01/01/2010 to 12/31/2010                        $16.85           $20.96            983,045
    01/01/2011 to 12/31/2011                        $20.96           $19.47            633,878
    01/01/2012 to 12/31/2012                        $19.47           $22.71            589,246
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    01/01/2003 to 12/31/2003                         $8.61           $10.91            453,569
    01/01/2004 to 12/31/2004                        $10.91           $12.28            603,508
    01/01/2005 to 12/31/2005                        $12.28           $12.79            635,233
    01/01/2006 to 12/31/2006                        $12.79           $15.33            815,109
    01/01/2007 to 12/31/2007                        $15.33           $14.60            776,427
    01/01/2008 to 12/31/2008                        $14.60            $8.38            424,531
    01/01/2009 to 12/31/2009                         $8.38           $10.24            788,524
    01/01/2010 to 12/31/2010                        $10.24           $11.45          1,004,584
    01/01/2011 to 12/31/2011                        $11.45           $11.12            741,548
    01/01/2012 to 12/31/2012                        $11.12           $12.88            986,090
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2003 to 12/31/2003                        $12.32           $13.73            289,862
    01/01/2004 to 12/31/2004                        $13.73           $14.73            657,913
    01/01/2005 to 12/31/2005                        $14.73           $13.89            938,587
    01/01/2006 to 12/31/2006                        $13.89           $14.58            836,914
    01/01/2007 to 12/31/2007                        $14.58           $15.79            874,210
    01/01/2008 to 12/31/2008                        $15.79           $15.21            536,127
    01/01/2009 to 12/31/2009                        $15.21           $16.84          1,081,396
    01/01/2010 to 12/31/2010                        $16.84           $17.58          1,391,312
    01/01/2011 to 12/31/2011                        $17.58           $18.08          1,078,586
    01/01/2012 to 12/31/2012                        $18.08           $18.79          1,116,940
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                         $4.86            $5.93            263,698
    01/01/2004 to 12/31/2004                         $5.93            $6.19            326,194
    01/01/2005 to 12/31/2005                         $6.19            $7.12            512,014
    01/01/2006 to 12/31/2006                         $7.12            $7.43            608,747
    01/01/2007 to 12/31/2007                         $7.43            $7.94            919,355
    01/01/2008 to 12/31/2008                         $7.94            $4.66          1,074,328
    01/01/2009 to 12/31/2009                         $4.66            $7.06          3,806,238
    01/01/2010 to 12/31/2010                         $7.06            $8.07          5,578,264
    01/01/2011 to 12/31/2011                         $8.07            $7.84          3,909,559
    01/01/2012 to 12/31/2012                         $7.84            $9.10          4,988,062
----------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                       $10.00            $9.98             48,832
    01/01/2008 to 12/31/2008                         $9.98            $9.35            677,200
    01/01/2009 to 12/31/2009                         $9.35           $10.30          2,726,911
    01/01/2010 to 12/31/2010                        $10.30           $10.97          3,801,379
    01/01/2011 to 12/31/2011                        $10.97           $11.48          3,277,047
    01/01/2012 to 12/31/2012                        $11.48           $12.23          3,417,319

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2003 to 12/31/2003                                             --           $10.46            24,847
    01/01/2004 to 12/31/2004                                         $10.46           $12.31            62,400
    01/01/2005 to 12/31/2005                                         $12.31           $14.10           130,749
    01/01/2006 to 12/31/2006                                         $14.10           $17.15           182,002
    01/01/2007 to 12/31/2007                                         $17.15           $19.47           167,896
    01/01/2008 to 12/31/2008                                         $19.47           $11.25           150,691
    01/01/2009 to 12/31/2009                                         $11.25           $12.88           146,213
    01/01/2010 to 07/16/2010                                         $12.88           $12.26                 0
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2003 to 12/31/2003                                             --            $9.21            15,743
    01/01/2004 to 12/31/2004                                          $9.21            $9.75            26,849
    01/01/2005 to 12/31/2005                                          $9.75           $10.00            18,356
    01/01/2006 to 12/31/2006                                         $10.00           $10.47            19,700
    01/01/2007 to 12/31/2007                                         $10.47           $11.58            38,907
    01/01/2008 to 12/31/2008                                         $11.58            $8.32            68,712
    01/01/2009 to 12/31/2009                                          $8.32           $11.83           117,760
    01/01/2010 to 07/16/2010                                         $11.83           $11.08                 0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $12.28           $14.87           173,563
    01/01/2011 to 12/31/2011                                         $14.87           $12.81           149,767
    01/01/2012 to 12/31/2012                                         $12.81           $14.38           122,892
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.08           $14.00           129,477
    01/01/2011 to 12/31/2011                                         $14.00           $13.08            90,859
    01/01/2012 to 12/31/2012                                         $13.08           $15.60            50,798



 *  Denotes the start date of these sub-accounts

                                    OPTIMUM
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (2.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.66            $9.30           159,301
    01/01/2010 to 12/31/2010                               $9.30           $10.14           212,391
    01/01/2011 to 12/31/2011                              $10.14            $9.61           105,066
    01/01/2012 to 12/31/2012                               $9.61           $10.53           134,457
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $6.70            $8.26            53,149
    01/01/2010 to 12/31/2010                               $8.26            $9.15            55,133
    01/01/2011 to 12/31/2011                               $9.15            $9.23            13,061
    01/01/2012 to 05/04/2012                               $9.23            $9.99                 0

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.97            $9.54           676,115
    01/01/2010 to 12/31/2010                          $9.54           $10.43           803,521
    01/01/2011 to 12/31/2011                         $10.43           $10.03           368,297
    01/01/2012 to 12/31/2012                         $10.03           $10.98           447,452
-----------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                          $6.93            $8.71            23,375
    01/01/2010 to 12/31/2010                          $8.71            $9.54            49,989
    01/01/2011 to 12/31/2011                          $9.54            $9.24            18,206
    01/01/2012 to 12/31/2012                          $9.24           $10.20            15,220
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                          $9.96            $9.95                 0
    01/01/2010 to 12/31/2010                          $9.95           $10.59                 0
    01/01/2011 to 12/31/2011                         $10.59           $10.97                 0
    01/01/2012 to 12/31/2012                         $10.97           $11.01                 0
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                          $9.94            $9.57             5,603
    01/01/2010 to 12/31/2010                          $9.57           $10.30           156,943
    01/01/2011 to 12/31/2011                         $10.30           $11.00           575,620
    01/01/2012 to 12/31/2012                         $11.00           $11.15           307,580
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                        $10.00           $10.67           310,356
    01/01/2011 to 12/31/2011                         $10.67           $11.57           645,073
    01/01/2012 to 12/31/2012                         $11.57           $11.84           401,438
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                          $9.92            $9.64                 0
    01/01/2010 to 12/31/2010                          $9.64           $10.43                 0
    01/01/2011 to 12/31/2011                         $10.43           $11.53           794,107
    01/01/2012 to 12/31/2012                         $11.53           $11.87           526,285
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                          $9.91            $9.54                 0
    01/01/2010 to 12/31/2010                          $9.54           $10.34             6,929
    01/01/2011 to 12/31/2011                         $10.34           $11.67                 0
    01/01/2012 to 12/31/2012                         $11.67           $12.03           305,082
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                          $9.88            $9.21                 0
    01/01/2010 to 12/31/2010                          $9.21           $10.03           100,282
    01/01/2011 to 12/31/2011                         $10.03           $11.59             8,944
    01/01/2012 to 12/31/2012                         $11.59           $12.00             7,256
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                        $10.00           $10.91            64,449
    01/01/2011 to 12/31/2011                         $10.91           $12.78           706,219
    01/01/2012 to 12/31/2012                         $12.78           $13.29           323,557
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                        $10.00           $11.92           329,141
    01/01/2012 to 12/31/2012                         $11.92           $12.28           414,448
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                        $10.00           $10.31           155,312
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.48            $9.13           708,219
    01/01/2010 to 12/31/2010                          $9.13           $10.08           749,579
    01/01/2011 to 12/31/2011                         $10.08            $9.58           281,330
    01/01/2012 to 12/31/2012                          $9.58           $10.60           358,749

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                        $6.68           $10.04            39,209
    01/01/2010 to 12/31/2010                       $10.04           $12.58            51,647
    01/01/2011 to 12/31/2011                       $12.58           $13.05            12,690
    01/01/2012 to 12/31/2012                       $13.05           $14.65            15,675
---------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                        $7.01            $9.09            19,394
    01/01/2010 to 12/31/2010                        $9.09           $11.73            35,005
    01/01/2011 to 12/31/2011                       $11.73            $9.92            19,569
    01/01/2012 to 12/31/2012                        $9.92           $11.60            17,162
---------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                        $6.64            $7.97             6,997
    01/01/2010 to 12/31/2010                        $7.97            $8.76            13,269
    01/01/2011 to 12/31/2011                        $8.76            $8.05             4,169
    01/01/2012 to 12/31/2012                        $8.05            $9.38             4,513
---------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                        $8.32           $11.11            17,908
    01/01/2010 to 12/31/2010                       $11.11           $12.96            39,965
    01/01/2011 to 12/31/2011                       $12.96           $12.25            10,818
    01/01/2012 to 12/31/2012                       $12.25           $14.26            13,842
---------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                        $7.48            $9.75            27,547
    01/01/2010 to 12/31/2010                        $9.75           $10.86            42,682
    01/01/2011 to 12/31/2011                       $10.86            $9.21            14,523
    01/01/2012 to 12/31/2012                        $9.21           $10.79            13,807
---------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                        $8.11           $10.46            44,606
    01/01/2010 to 12/31/2010                       $10.46           $11.31            49,149
    01/01/2011 to 12/31/2011                       $11.31            $9.63            11,615
    01/01/2012 to 12/31/2012                        $9.63           $10.94            25,404
---------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                        $7.60           $10.15             9,545
    01/01/2010 to 12/31/2010                       $10.15           $10.59            37,715
    01/01/2011 to 12/31/2011                       $10.59            $9.37            12,895
    01/01/2012 to 12/31/2012                        $9.37           $11.12            15,160
---------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                        $5.99            $7.55            12,659
    01/01/2010 to 12/31/2010                        $7.55            $8.32             4,760
    01/01/2011 to 12/31/2011                        $8.32            $7.76             3,241
    01/01/2012 to 12/31/2012                        $7.76            $8.83            12,829
---------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                        $8.89           $10.66            27,186
    01/01/2010 to 12/31/2010                       $10.66           $11.77            21,065
    01/01/2011 to 12/31/2011                       $11.77           $12.63            24,541
    01/01/2012 to 12/31/2012                       $12.63           $13.02            18,227
---------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                        $6.91            $8.75            37,494
    01/01/2010 to 12/31/2010                        $8.75           $10.20            63,578
    01/01/2011 to 12/31/2011                       $10.20            $9.84            22,561
    01/01/2012 to 12/31/2012                        $9.84           $10.76            21,520

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.93            $9.58             7,736
    01/01/2010 to 12/31/2010                               $9.58           $10.51             8,723
    01/01/2011 to 12/31/2011                              $10.51           $10.18             3,745
    01/01/2012 to 12/31/2012                              $10.18           $11.60            12,102
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.05            $9.30             8,401
    01/01/2010 to 12/31/2010                               $9.30           $11.19            30,309
    01/01/2011 to 12/31/2011                              $11.19           $10.52            11,640
    01/01/2012 to 12/31/2012                              $10.52           $12.13            14,025
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.32           $10.14           186,292
    01/01/2010 to 12/31/2010                              $10.14            $9.88            56,299
    01/01/2011 to 12/31/2011                               $9.88            $9.62            49,295
    01/01/2012 to 12/31/2012                               $9.62            $9.36            40,412
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $6.67            $8.99            13,800
    01/01/2010 to 12/31/2010                               $8.99           $10.81            36,557
    01/01/2011 to 12/31/2011                              $10.81           $10.26            11,055
    01/01/2012 to 12/31/2012                              $10.26           $11.70            14,944
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $8.41           $10.38             8,686
    01/01/2010 to 12/31/2010                              $10.38           $13.00            18,742
    01/01/2011 to 12/31/2011                              $13.00           $12.87             5,978
    01/01/2012 to 12/31/2012                              $12.87           $14.08            12,258
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $6.84            $8.27             9,909
    01/01/2010 to 12/31/2010                               $8.27            $9.69            15,269
    01/01/2011 to 04/29/2011                               $9.69           $10.83                 0
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.59           $11.07            27,342
    01/01/2010 to 12/31/2010                              $11.07           $11.20            33,522
    01/01/2011 to 12/31/2011                              $11.20           $11.14            14,026
    01/01/2012 to 12/31/2012                              $11.14           $11.36             8,601
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.49           $11.57           100,899
    01/01/2010 to 12/31/2010                              $11.57           $12.13           259,444
    01/01/2011 to 12/31/2011                              $12.13           $12.18            94,206
    01/01/2012 to 12/31/2012                              $12.18           $12.97            96,756
----------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $8.86           $10.22           159,770
    01/01/2010 to 12/31/2010                              $10.22           $11.00           172,519
    01/01/2011 to 12/31/2011                              $11.00           $10.81            76,467
    01/01/2012 to 12/31/2012                              $10.81           $11.62            85,882
----------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $7.46            $9.76             4,989
    01/01/2010 to 12/31/2010                               $9.76           $12.96             8,672
    01/01/2011 to 12/31/2011                              $12.96           $12.49             3,795
    01/01/2012 to 12/31/2012                              $12.49           $13.64             9,240

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                          $7.42            $9.59            57,584
    01/01/2010 to 12/31/2010                                          $9.59           $11.76            57,699
    01/01/2011 to 12/31/2011                                         $11.76           $10.77            18,951
    01/01/2012 to 12/31/2012                                         $10.77           $12.38            25,564
---------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                          $6.07            $7.73            14,808
    01/01/2010 to 12/31/2010                                          $7.73            $8.52            17,597
    01/01/2011 to 12/31/2011                                          $8.52            $8.16             8,102
    01/01/2012 to 12/31/2012                                          $8.16            $9.32            19,482
---------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                          $9.71           $10.73            31,524
    01/01/2010 to 12/31/2010                                         $10.73           $11.04            39,047
    01/01/2011 to 12/31/2011                                         $11.04           $11.19            17,715
    01/01/2012 to 12/31/2012                                         $11.19           $11.46            17,456
---------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                          $8.57           $11.25            13,227
    01/01/2010 to 12/31/2010                                         $11.25           $12.68            16,377
    01/01/2011 to 12/31/2011                                         $12.68           $12.14             5,215
    01/01/2012 to 12/31/2012                                         $12.14           $13.89             7,212
---------------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                          $9.32            $9.99            50,536
    01/01/2010 to 12/31/2010                                          $9.99           $10.49            80,747
    01/01/2011 to 12/31/2011                                         $10.49           $10.83            33,098
    01/01/2012 to 12/31/2012                                         $10.83           $11.37            41,891
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                                          $7.46            $9.41             2,694
    01/01/2010 to 07/16/2010                                          $9.41            $8.89                 0
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                                          $9.09           $11.76             1,366
    01/01/2010 to 07/16/2010                                         $11.76           $10.93                 0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                         $8.91           $10.72             2,060
    01/01/2011 to 12/31/2011                                         $10.72            $9.10               775
    01/01/2012 to 12/31/2012                                          $9.10           $10.07             1,130
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $10.93           $13.72             1,684
    01/01/2011 to 12/31/2011                                         $13.72           $12.64               457
    01/01/2012 to 12/31/2012                                         $12.64           $14.86               898



 *  Denotes the start date of these sub-accounts

                                  OPTIMUM FOUR
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (1.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                              $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                              $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                              $11.83            $7.93          35,995,508
    01/01/2009 to 12/31/2009                               $7.93            $9.70         107,441,591
    01/01/2010 to 12/31/2010                               $9.70           $10.68         133,580,486
    01/01/2011 to 12/31/2011                              $10.68           $10.22         102,346,558
    01/01/2012 to 12/31/2012                              $10.22           $11.32         108,178,074
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    06/20/2005* to 12/31/2005                             $11.78           $11.90           4,205,656
    01/01/2006 to 12/31/2006                              $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                              $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                              $13.44            $8.62           2,803,150
    01/01/2009 to 12/31/2009                               $8.62            $9.99           4,930,435
    01/01/2010 to 12/31/2010                               $9.99           $11.18           6,178,407
    01/01/2011 to 12/31/2011                              $11.18           $11.39           5,937,210
    01/01/2012 to 05/04/2012                              $11.39           $12.38                   0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                              $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                              $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                              $11.70            $8.20          24,018,186
    01/01/2009 to 12/31/2009                               $8.20            $9.95          97,458,970
    01/01/2010 to 12/31/2010                               $9.95           $10.99         124,066,065
    01/01/2011 to 12/31/2011                              $10.99           $10.67          99,522,684
    01/01/2012 to 12/31/2012                              $10.67           $11.81         107,656,583
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    06/20/2005* to 12/31/2005                             $12.81           $13.47           2,585,881
    01/01/2006 to 12/31/2006                              $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                              $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                              $16.05            $9.90           2,589,179
    01/01/2009 to 12/31/2009                               $9.90           $11.51           3,294,871
    01/01/2010 to 12/31/2010                              $11.51           $12.73           3,942,580
    01/01/2011 to 12/31/2011                              $12.73           $12.46           3,528,509
    01/01/2012 to 12/31/2012                              $12.46           $13.89           3,502,241
----------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                              $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                              $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                              $12.07            $7.73          32,624,883
    01/01/2009 to 12/31/2009                               $7.73            $9.52         118,425,926
    01/01/2010 to 12/31/2010                               $9.52           $10.62         141,306,019
    01/01/2011 to 12/31/2011                              $10.62           $10.19         100,099,910
    01/01/2012 to 12/31/2012                              $10.19           $11.40         113,717,767

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    06/20/2005* to 12/31/2005                      $19.77           $20.88           3,749,124
    01/01/2006 to 12/31/2006                       $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                       $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                       $22.11           $14.12           1,741,032
    01/01/2009 to 12/31/2009                       $14.12           $18.32           2,154,565
    01/01/2010 to 12/31/2010                       $18.32           $23.19           2,674,245
    01/01/2011 to 12/31/2011                       $23.19           $24.31           2,210,944
    01/01/2012 to 12/31/2012                       $24.31           $27.58           2,291,954
---------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                       $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                       $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                       $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                       $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                       $20.16           $11.08           2,977,983
    01/01/2009 to 12/31/2009                       $11.08           $14.46           3,702,808
    01/01/2010 to 12/31/2010                       $14.46           $18.85           4,200,876
    01/01/2011 to 12/31/2011                       $18.85           $16.11           4,029,967
    01/01/2012 to 12/31/2012                       $16.11           $19.02           3,987,156
---------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                        $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                       $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                       $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                       $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                       $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                       $14.08            $8.22          14,384,005
    01/01/2009 to 12/31/2009                        $8.22            $9.63          15,821,358
    01/01/2010 to 12/31/2010                        $9.63           $10.69          15,820,580
    01/01/2011 to 12/31/2011                       $10.69            $9.94          12,948,030
    01/01/2012 to 12/31/2012                        $9.94           $11.69          10,758,682
---------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                       $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                       $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                       $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                       $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                       $14.92            $8.69           2,808,881
    01/01/2009 to 12/31/2009                        $8.69           $13.42           5,868,356
    01/01/2010 to 12/31/2010                       $13.42           $15.82           6,728,348
    01/01/2011 to 12/31/2011                       $15.82           $15.10           4,560,864
    01/01/2012 to 12/31/2012                       $15.10           $17.76           4,904,077
---------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                       $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                       $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                       $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                       $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                       $24.43           $11.96           6,129,240
    01/01/2009 to 12/31/2009                       $11.96           $15.91           6,854,079
    01/01/2010 to 12/31/2010                       $15.91           $17.92           7,241,298
    01/01/2011 to 12/31/2011                       $17.92           $15.34           5,734,722
    01/01/2012 to 12/31/2012                       $15.34           $18.16           4,942,527

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                        $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                       $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                       $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                       $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                       $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                       $20.85           $11.48           2,393,870
    01/01/2009 to 12/31/2009                       $11.48           $14.74           3,492,926
    01/01/2010 to 12/31/2010                       $14.74           $16.10           3,649,081
    01/01/2011 to 12/31/2011                       $16.10           $13.85           2,916,031
    01/01/2012 to 12/31/2012                       $13.85           $15.89           2,668,328
---------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2003 to 12/31/2003                        $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                       $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                       $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                       $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                       $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                       $17.98           $10.37           2,459,224
    01/01/2009 to 12/31/2009                       $10.37           $13.86           5,086,873
    01/01/2010 to 12/31/2010                       $13.86           $14.60           5,905,133
    01/01/2011 to 12/31/2011                       $14.60           $13.05           4,359,903
    01/01/2012 to 12/31/2012                       $13.05           $15.65           4,428,816
---------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                        $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                        $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                       $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                       $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                       $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                       $13.00            $7.48           4,027,564
    01/01/2009 to 12/31/2009                        $7.48            $8.78           5,087,827
    01/01/2010 to 12/31/2010                        $8.78            $9.78           5,307,829
    01/01/2011 to 12/31/2011                        $9.78            $9.21           4,698,568
    01/01/2012 to 12/31/2012                        $9.21           $10.59           4,248,181
---------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    01/01/2003 to 12/31/2003                        $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                       $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                       $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                       $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                       $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                       $13.74           $10.37           8,586,978
    01/01/2009 to 12/31/2009                       $10.37           $13.73          10,096,051
    01/01/2010 to 12/31/2010                       $13.73           $15.32           8,604,037
    01/01/2011 to 12/31/2011                       $15.32           $16.60           9,200,629
    01/01/2012 to 12/31/2012                       $16.60           $17.29           8,547,651

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                               $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                              $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                              $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                              $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                              $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                              $15.36            $8.51          16,673,165
    01/01/2009 to 12/31/2009                               $8.51           $10.86          17,250,307
    01/01/2010 to 12/31/2010                              $10.86           $12.79          17,364,094
    01/01/2011 to 12/31/2011                              $12.79           $12.47          14,080,420
    01/01/2012 to 12/31/2012                              $12.47           $13.77          11,942,585
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                               $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                               $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                               $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                              $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                              $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                              $12.73            $7.98           3,159,245
    01/01/2009 to 12/31/2009                               $7.98            $9.75           4,944,538
    01/01/2010 to 12/31/2010                               $9.75           $10.82           5,238,425
    01/01/2011 to 12/31/2011                              $10.82           $10.57           4,289,955
    01/01/2012 to 12/31/2012                              $10.57           $12.18           4,420,398
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2005 to 12/31/2005                              $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                              $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                              $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                              $14.57            $8.87           1,381,269
    01/01/2009 to 12/31/2009                               $8.87           $12.11           2,137,413
    01/01/2010 to 12/31/2010                              $12.11           $14.72           2,978,973
    01/01/2011 to 12/31/2011                              $14.72           $13.98           2,405,087
    01/01/2012 to 12/31/2012                              $13.98           $16.28           2,424,624
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2003 to 12/31/2003                               $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                               $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                               $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                               $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                              $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                              $10.48           $10.57          91,319,625
    01/01/2009 to 12/31/2009                              $10.57           $10.42          66,786,776
    01/01/2010 to 12/31/2010                              $10.42           $10.25          50,307,852
    01/01/2011 to 12/31/2011                              $10.25           $10.09          50,902,069
    01/01/2012 to 12/31/2012                              $10.09            $9.92          39,894,836
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                               $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                              $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                              $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                              $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                              $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                              $17.67           $10.03           5,184,438
    01/01/2009 to 12/31/2009                              $10.03           $13.88           5,689,131
    01/01/2010 to 12/31/2010                              $13.88           $16.85           5,901,157
    01/01/2011 to 12/31/2011                              $16.85           $16.16           4,911,194
    01/01/2012 to 12/31/2012                              $16.16           $18.62           4,148,499

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    06/20/2005* to 12/31/2005                          $10.98           $12.12           5,728,444
    01/01/2006 to 12/31/2006                           $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                           $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                           $16.34            $9.13           3,042,143
    01/01/2009 to 12/31/2009                            $9.13           $11.65           4,022,837
    01/01/2010 to 12/31/2010                           $11.65           $14.75           5,702,161
    01/01/2011 to 12/31/2011                           $14.75           $14.75           4,466,247
    01/01/2012 to 12/31/2012                           $14.75           $16.30           3,764,767
-------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                            $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                           $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                           $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                           $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                           $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                           $14.63            $8.27             768,282
    01/01/2009 to 12/31/2009                            $8.27            $9.97           1,585,215
    01/01/2010 to 12/31/2010                            $9.97           $11.79           2,045,616
    01/01/2011 to 04/29/2011                           $11.79           $13.23                   0
-------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2003 to 12/31/2003                           $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                           $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                           $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                           $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                           $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                           $11.31           $11.24          15,403,578
    01/01/2009 to 12/31/2009                           $11.24           $12.19          19,779,745
    01/01/2010 to 12/31/2010                           $12.19           $12.46          20,255,855
    01/01/2011 to 12/31/2011                           $12.46           $12.53          18,155,075
    01/01/2012 to 12/31/2012                           $12.53           $12.90          15,540,231
-------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2003 to 12/31/2003                           $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                           $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                           $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                           $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                           $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                           $12.39           $11.91          20,478,277
    01/01/2009 to 12/31/2009                           $11.91           $13.65          59,442,486
    01/01/2010 to 12/31/2010                           $13.65           $14.46          75,211,006
    01/01/2011 to 12/31/2011                           $14.46           $14.67          60,233,010
    01/01/2012 to 12/31/2012                           $14.67           $15.77          65,143,645
-------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                          $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                           $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                           $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                           $11.40            $9.02          24,830,005
    01/01/2009 to 12/31/2009                            $9.02           $10.65          82,197,582
    01/01/2010 to 12/31/2010                           $10.65           $11.58         100,001,194
    01/01/2011 to 12/31/2011                           $11.58           $11.51          96,778,216
    01/01/2012 to 12/31/2012                           $11.51           $12.49          98,362,559

                                                                                  Number of
                                              Accumulation     Accumulation      Accumulation
                                              Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                               Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                      $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                      $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                      $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                      $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                     $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                     $10.55            $6.74           1,375,635
    01/01/2009 to 12/31/2009                      $6.74            $8.88           2,524,147
    01/01/2010 to 12/31/2010                      $8.88           $11.91           4,648,452
    01/01/2011 to 12/31/2011                     $11.91           $11.60           3,213,655
    01/01/2012 to 12/31/2012                     $11.60           $12.80           3,096,260
-------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                      $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                     $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                     $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                     $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                     $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                     $16.34           $11.30           6,242,966
    01/01/2009 to 12/31/2009                     $11.30           $14.11           6,242,625
    01/01/2010 to 12/31/2010                     $14.11           $17.49           6,195,308
    01/01/2011 to 12/31/2011                     $17.49           $16.17           5,166,090
    01/01/2012 to 12/31/2012                     $16.17           $18.79           3,913,693
-------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    01/01/2003 to 12/31/2003                      $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                     $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                     $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                     $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                     $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                     $14.55            $8.32           2,874,755
    01/01/2009 to 12/31/2009                      $8.32           $10.13           3,572,238
    01/01/2010 to 12/31/2010                     $10.13           $11.28           4,182,015
    01/01/2011 to 12/31/2011                     $11.28           $10.91           3,313,597
    01/01/2012 to 12/31/2012                     $10.91           $12.58           4,588,707
-------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2003 to 12/31/2003                     $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                     $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                     $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                     $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                     $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                     $14.24           $13.67           4,228,137
    01/01/2009 to 12/31/2009                     $13.67           $15.07           6,337,072
    01/01/2010 to 12/31/2010                     $15.07           $15.67           7,114,847
    01/01/2011 to 12/31/2011                     $15.67           $16.05           6,639,260
    01/01/2012 to 12/31/2012                     $16.05           $16.61           5,533,305

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                                          $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                                          $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                                          $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                                         $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                                         $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                                         $11.96            $6.99           4,437,756
    01/01/2009 to 12/31/2009                                          $6.99           $10.54          10,159,519
    01/01/2010 to 12/31/2010                                         $10.54           $12.01          12,250,636
    01/01/2011 to 12/31/2011                                         $12.01           $11.61           9,294,364
    01/01/2012 to 12/31/2012                                         $11.61           $13.43          10,725,477
---------------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                        $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                                          $9.98            $9.30           4,064,760
    01/01/2009 to 12/31/2009                                          $9.30           $10.21          12,750,275
    01/01/2010 to 12/31/2010                                         $10.21           $10.83          17,651,916
    01/01/2011 to 12/31/2011                                         $10.83           $11.29          18,170,336
    01/01/2012 to 12/31/2012                                         $11.29           $11.98          18,416,796
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2003 to 12/31/2003                                          $8.15           $11.65             189,143
    01/01/2004 to 12/31/2004                                         $11.65           $13.66             414,631
    01/01/2005 to 12/31/2005                                         $13.66           $15.59             689,816
    01/01/2006 to 12/31/2006                                         $15.59           $18.88           1,081,552
    01/01/2007 to 12/31/2007                                         $18.88           $21.35           1,401,663
    01/01/2008 to 12/31/2008                                         $21.35           $12.29             984,931
    01/01/2009 to 12/31/2009                                         $12.29           $14.01             668,798
    01/01/2010 to 07/16/2010                                         $14.01           $13.31                   0
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2003 to 12/31/2003                                          $7.78           $10.71             404,789
    01/01/2004 to 12/31/2004                                         $10.71           $11.29             570,123
    01/01/2005 to 12/31/2005                                         $11.29           $11.53             281,775
    01/01/2006 to 12/31/2006                                         $11.53           $12.03             241,307
    01/01/2007 to 12/31/2007                                         $12.03           $13.24             249,298
    01/01/2008 to 12/31/2008                                         $13.24            $9.48             271,517
    01/01/2009 to 12/31/2009                                          $9.48           $13.42             749,780
    01/01/2010 to 07/16/2010                                         $13.42           $12.54                   0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $13.33           $16.11             637,587
    01/01/2011 to 12/31/2011                                         $16.11           $13.82             523,908
    01/01/2012 to 12/31/2012                                         $13.82           $15.45             401,945
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $12.54           $15.82             385,986
    01/01/2011 to 12/31/2011                                         $15.82           $14.72             411,256
    01/01/2012 to 12/31/2012                                         $14.72           $17.48             413,544



 *  Denotes the start date of these sub-accounts

                                  OPTIMUM FOUR
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (3.05%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $12.13            20,597
    01/01/2010 to 12/31/2010                              $12.13           $13.17            65,536
    01/01/2011 to 12/31/2011                              $13.17           $12.43            29,622
    01/01/2012 to 12/31/2012                              $12.43           $13.57            36,253
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.08           $12.38            11,520
    01/01/2010 to 12/31/2010                              $12.38           $13.66            10,502
    01/01/2011 to 12/31/2011                              $13.66           $13.72             7,324
    01/01/2012 to 05/04/2012                              $13.72           $14.83                 0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $11.96           104,004
    01/01/2010 to 12/31/2010                              $11.96           $13.02           131,786
    01/01/2011 to 12/31/2011                              $13.02           $12.47            52,667
    01/01/2012 to 12/31/2012                              $12.47           $13.60            56,424
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.10           $12.67             3,083
    01/01/2010 to 12/31/2010                              $12.67           $13.81             2,749
    01/01/2011 to 12/31/2011                              $13.81           $13.33             1,157
    01/01/2012 to 12/31/2012                              $13.33           $14.65               912
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                               $9.96            $9.92                 0
    01/01/2010 to 12/31/2010                               $9.92           $10.52                 0
    01/01/2011 to 12/31/2011                              $10.52           $10.85                 0
    01/01/2012 to 12/31/2012                              $10.85           $10.84                 0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                               $9.94            $9.54            10,856
    01/01/2010 to 12/31/2010                               $9.54           $10.23            53,548
    01/01/2011 to 12/31/2011                              $10.23           $10.88            99,457
    01/01/2012 to 12/31/2012                              $10.88           $10.98            49,369
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                             $10.00           $10.63            78,013
    01/01/2011 to 12/31/2011                              $10.63           $11.48           166,186
    01/01/2012 to 12/31/2012                              $11.48           $11.70           128,946
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                               $9.92            $9.61                 0
    01/01/2010 to 12/31/2010                               $9.61           $10.36                 0
    01/01/2011 to 12/31/2011                              $10.36           $11.41           300,079
    01/01/2012 to 12/31/2012                              $11.41           $11.69           203,929
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                               $9.91            $9.51                 0
    01/01/2010 to 12/31/2010                               $9.51           $10.27                 0
    01/01/2011 to 12/31/2011                              $10.27           $11.55                 0
    01/01/2012 to 12/31/2012                              $11.55           $11.85            57,097

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                          $9.88            $9.19                 0
    01/01/2010 to 12/31/2010                          $9.19            $9.96            67,081
    01/01/2011 to 12/31/2011                          $9.96           $11.46             5,989
    01/01/2012 to 12/31/2012                         $11.46           $11.82             3,224
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                        $10.00           $10.87            55,827
    01/01/2011 to 12/31/2011                         $10.87           $12.68           479,189
    01/01/2012 to 12/31/2012                         $12.68           $13.12           250,845
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                        $10.00           $11.87           148,179
    01/01/2012 to 12/31/2012                         $11.87           $12.18           231,919
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                        $10.00           $10.27            77,251
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.04           $12.23            88,371
    01/01/2010 to 12/31/2010                         $12.23           $13.44           112,968
    01/01/2011 to 12/31/2011                         $13.44           $12.71            48,818
    01/01/2012 to 12/31/2012                         $12.71           $14.02            64,061
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                          $9.61           $14.41             3,009
    01/01/2010 to 12/31/2010                         $14.41           $17.98             2,762
    01/01/2011 to 12/31/2011                         $17.98           $18.59             1,055
    01/01/2012 to 12/31/2012                         $18.59           $20.78             1,973
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                          $9.98           $12.90             3,606
    01/01/2010 to 12/31/2010                         $12.90           $16.57             4,862
    01/01/2011 to 12/31/2011                         $16.57           $13.96             5,255
    01/01/2012 to 12/31/2012                         $13.96           $16.25             5,823
-----------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.12           $12.12             5,259
    01/01/2010 to 12/31/2010                         $12.12           $13.27             4,461
    01/01/2011 to 12/31/2011                         $13.27           $12.15             2,054
    01/01/2012 to 12/31/2012                         $12.15           $14.10             2,577
-----------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.06           $13.39            10,087
    01/01/2010 to 12/31/2010                         $13.39           $15.56            11,918
    01/01/2011 to 12/31/2011                         $15.56           $14.64             5,719
    01/01/2012 to 12/31/2012                         $14.64           $16.97             5,361
-----------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.14           $13.18             2,490
    01/01/2010 to 12/31/2010                         $13.18           $14.63            11,291
    01/01/2011 to 12/31/2011                         $14.63           $12.35             3,255
    01/01/2012 to 12/31/2012                         $12.35           $14.42             4,810
-----------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.12           $13.01             2,413
    01/01/2010 to 12/31/2010                         $13.01           $14.02             2,501
    01/01/2011 to 12/31/2011                         $14.02           $11.88             1,271
    01/01/2012 to 12/31/2012                         $11.88           $13.44             1,073

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.13           $13.50             6,659
    01/01/2010 to 12/31/2010                              $13.50           $14.02            15,984
    01/01/2011 to 12/31/2011                              $14.02           $12.35             3,646
    01/01/2012 to 12/31/2012                              $12.35           $14.60             4,897
----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.06           $12.65               573
    01/01/2010 to 12/31/2010                              $12.65           $13.88            14,237
    01/01/2011 to 12/31/2011                              $13.88           $12.89             2,571
    01/01/2012 to 12/31/2012                              $12.89           $14.61             3,452
----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.03           $12.00             1,494
    01/01/2010 to 12/31/2010                              $12.00           $13.20             5,460
    01/01/2011 to 12/31/2011                              $13.20           $14.10             3,371
    01/01/2012 to 12/31/2012                              $14.10           $14.48             3,340
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.01           $12.63            10,541
    01/01/2010 to 12/31/2010                              $12.63           $14.66            10,205
    01/01/2011 to 12/31/2011                              $14.66           $14.09             6,178
    01/01/2012 to 12/31/2012                              $14.09           $15.33             5,047
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.03           $12.07            12,013
    01/01/2010 to 12/31/2010                              $12.07           $13.20            19,094
    01/01/2011 to 12/31/2011                              $13.20           $12.72             5,650
    01/01/2012 to 12/31/2012                              $12.72           $14.44            12,520
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.99           $13.14            12,399
    01/01/2010 to 12/31/2010                              $13.14           $15.75             8,558
    01/01/2011 to 12/31/2011                              $15.75           $14.74             4,926
    01/01/2012 to 12/31/2012                              $14.74           $16.92             5,226
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.00            $9.80            61,155
    01/01/2010 to 12/31/2010                               $9.80            $9.50            66,807
    01/01/2011 to 12/31/2011                               $9.50            $9.22            22,753
    01/01/2012 to 12/31/2012                               $9.22            $8.94            21,654
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.13           $13.62             1,324
    01/01/2010 to 12/31/2010                              $13.62           $16.31             2,199
    01/01/2011 to 12/31/2011                              $16.31           $15.42               751
    01/01/2012 to 12/31/2012                              $15.42           $17.51             4,345
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.98           $12.28             2,880
    01/01/2010 to 12/31/2010                              $12.28           $15.32            12,697
    01/01/2011 to 12/31/2011                              $15.32           $15.10             3,661
    01/01/2012 to 12/31/2012                              $15.10           $16.46            10,250
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.93           $11.99             1,364
    01/01/2010 to 12/31/2010                              $11.99           $13.98            13,027
    01/01/2011 to 04/29/2011                              $13.98           $15.60                 0

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                  Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                         $9.99           $10.41            10,719
    01/01/2010 to 12/31/2010                        $10.41           $10.49             8,917
    01/01/2011 to 12/31/2011                        $10.49           $10.40             3,150
    01/01/2012 to 12/31/2012                        $10.40           $10.55             3,391
----------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                         $9.98           $10.98           109,219
    01/01/2010 to 12/31/2010                        $10.98           $11.46           174,087
    01/01/2011 to 12/31/2011                        $11.46           $11.47            92,726
    01/01/2012 to 12/31/2012                        $11.47           $12.15            96,820
----------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                        $10.02           $11.53           117,847
    01/01/2010 to 12/31/2010                        $11.53           $12.36           141,279
    01/01/2011 to 12/31/2011                        $12.36           $12.10            76,596
    01/01/2012 to 12/31/2012                        $12.10           $12.95            76,027
----------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                        $10.01           $13.05             1,009
    01/01/2010 to 12/31/2010                        $13.05           $17.25             4,684
    01/01/2011 to 12/31/2011                        $17.25           $16.57             1,545
    01/01/2012 to 12/31/2012                        $16.57           $18.01             4,955
----------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                         $9.98           $12.85               758
    01/01/2010 to 12/31/2010                        $12.85           $15.70             9,508
    01/01/2011 to 12/31/2011                        $15.70           $14.31             2,394
    01/01/2012 to 12/31/2012                        $14.31           $16.40             3,290
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                        $10.10           $12.82               240
    01/01/2010 to 12/31/2010                        $12.82           $14.07               187
    01/01/2011 to 12/31/2011                        $14.07           $13.42             1,337
    01/01/2012 to 12/31/2012                        $13.42           $15.25               120
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                        $10.02           $11.03             7,216
    01/01/2010 to 12/31/2010                        $11.03           $11.31            13,161
    01/01/2011 to 12/31/2011                        $11.31           $11.42             8,552
    01/01/2012 to 12/31/2012                        $11.42           $11.65             8,562
----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                         $9.99           $13.07             5,649
    01/01/2010 to 12/31/2010                        $13.07           $14.68            16,473
    01/01/2011 to 12/31/2011                        $14.68           $13.99             4,943
    01/01/2012 to 12/31/2012                        $13.99           $15.95             7,580
----------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                         $9.99           $10.68               608
    01/01/2010 to 12/31/2010                        $10.68           $11.17             8,009
    01/01/2011 to 12/31/2011                        $11.17           $11.48             2,004
    01/01/2012 to 12/31/2012                        $11.48           $12.00             4,104
----------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                        $10.05           $12.65                96
    01/01/2010 to 07/16/2010                        $12.65           $11.93                 0
----------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                         $9.89           $12.76               471
    01/01/2010 to 07/16/2010                        $12.76           $11.82                 0

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.94           $14.34              0
    01/01/2011 to 12/31/2011                                         $14.34           $12.13              0
    01/01/2012 to 12/31/2012                                         $12.13           $13.37              0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.82           $14.81              0
    01/01/2011 to 12/31/2011                                         $14.81           $13.59              0
    01/01/2012 to 12/31/2012                                         $13.59           $15.91              0



 *  Denotes the start date of these sub-accounts

                                  OPTIMUM PLUS
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

          ACCUMULATION UNIT VALUES: WITH NO OPTIONAL BENEFITS (1.65%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.02           2,726,484
    01/01/2006 to 12/31/2006                              $10.02           $11.01          21,829,919
    01/01/2007 to 12/31/2007                              $11.01           $11.83          30,616,578
    01/01/2008 to 12/31/2008                              $11.83            $7.93          35,995,508
    01/01/2009 to 12/31/2009                               $7.93            $9.70         107,441,591
    01/01/2010 to 12/31/2010                               $9.70           $10.68         133,580,486
    01/01/2011 to 12/31/2011                              $10.68           $10.22         102,346,558
    01/01/2012 to 12/31/2012                              $10.22           $11.32         108,178,074
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    06/20/2005* to 12/31/2005                             $11.78           $11.90           4,205,656
    01/01/2006 to 12/31/2006                              $11.90           $13.68           3,984,557
    01/01/2007 to 12/31/2007                              $13.68           $13.44           3,435,528
    01/01/2008 to 12/31/2008                              $13.44            $8.62           2,803,150
    01/01/2009 to 12/31/2009                               $8.62            $9.99           4,930,435
    01/01/2010 to 12/31/2010                               $9.99           $11.18           6,178,407
    01/01/2011 to 12/31/2011                              $11.18           $11.39           5,937,210
    01/01/2012 to 05/04/2012                              $11.39           $12.38                   0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                             $10.00           $10.03             685,724
    01/01/2006 to 12/31/2006                              $10.03           $10.90           7,315,279
    01/01/2007 to 12/31/2007                              $10.90           $11.70          12,873,620
    01/01/2008 to 12/31/2008                              $11.70            $8.20          24,018,186
    01/01/2009 to 12/31/2009                               $8.20            $9.95          97,458,970
    01/01/2010 to 12/31/2010                               $9.95           $10.99         124,066,065
    01/01/2011 to 12/31/2011                              $10.99           $10.67          99,522,684
    01/01/2012 to 12/31/2012                              $10.67           $11.81         107,656,583

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    06/20/2005* to 12/31/2005                        $12.81           $13.47           2,585,881
    01/01/2006 to 12/31/2006                         $13.47           $16.13           4,397,725
    01/01/2007 to 12/31/2007                         $16.13           $16.05           3,751,417
    01/01/2008 to 12/31/2008                         $16.05            $9.90           2,589,179
    01/01/2009 to 12/31/2009                          $9.90           $11.51           3,294,871
    01/01/2010 to 12/31/2010                         $11.51           $12.73           3,942,580
    01/01/2011 to 12/31/2011                         $12.73           $12.46           3,528,509
    01/01/2012 to 12/31/2012                         $12.46           $13.89           3,502,241
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                        $10.00           $10.01           2,586,013
    01/01/2006 to 12/31/2006                         $10.01           $11.19          23,048,850
    01/01/2007 to 12/31/2007                         $11.19           $12.07          31,465,957
    01/01/2008 to 12/31/2008                         $12.07            $7.73          32,624,883
    01/01/2009 to 12/31/2009                          $7.73            $9.52         118,425,926
    01/01/2010 to 12/31/2010                          $9.52           $10.62         141,306,019
    01/01/2011 to 12/31/2011                         $10.62           $10.19         100,099,910
    01/01/2012 to 12/31/2012                         $10.19           $11.40         113,717,767
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    06/20/2005* to 12/31/2005                        $19.77           $20.88           3,749,124
    01/01/2006 to 12/31/2006                         $20.88           $28.08           3,925,105
    01/01/2007 to 12/31/2007                         $28.08           $22.11           2,254,421
    01/01/2008 to 12/31/2008                         $22.11           $14.12           1,741,032
    01/01/2009 to 12/31/2009                         $14.12           $18.32           2,154,565
    01/01/2010 to 12/31/2010                         $18.32           $23.19           2,674,245
    01/01/2011 to 12/31/2011                         $23.19           $24.31           2,210,944
    01/01/2012 to 12/31/2012                         $24.31           $27.58           2,291,954
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                          $7.64           $12.74           3,085,373
    01/01/2004 to 12/31/2004                         $12.74           $15.42           4,808,453
    01/01/2005 to 12/31/2005                         $15.42           $16.60           5,464,855
    01/01/2006 to 12/31/2006                         $16.60           $18.43           4,641,175
    01/01/2007 to 12/31/2007                         $18.43           $20.16           4,026,646
    01/01/2008 to 12/31/2008                         $20.16           $11.08           2,977,983
    01/01/2009 to 12/31/2009                         $11.08           $14.46           3,702,808
    01/01/2010 to 12/31/2010                         $14.46           $18.85           4,200,876
    01/01/2011 to 12/31/2011                         $18.85           $16.11           4,029,967
    01/01/2012 to 12/31/2012                         $16.11           $19.02           3,987,156
-----------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                          $8.06           $10.50          21,264,670
    01/01/2004 to 12/31/2004                         $10.50           $11.46          25,850,506
    01/01/2005 to 12/31/2005                         $11.46           $11.81          31,190,346
    01/01/2006 to 12/31/2006                         $11.81           $13.62          23,350,650
    01/01/2007 to 12/31/2007                         $13.62           $14.08          19,997,748
    01/01/2008 to 12/31/2008                         $14.08            $8.22          14,384,005
    01/01/2009 to 12/31/2009                          $8.22            $9.63          15,821,358
    01/01/2010 to 12/31/2010                          $9.63           $10.69          15,820,580
    01/01/2011 to 12/31/2011                         $10.69            $9.94          12,948,030
    01/01/2012 to 12/31/2012                          $9.94           $11.69          10,758,682

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $7.97           $10.31           3,027,057
    01/01/2004 to 12/31/2004                       $10.31           $11.80           4,375,813
    01/01/2005 to 12/31/2005                       $11.80           $12.16           5,391,424
    01/01/2006 to 12/31/2006                       $12.16           $12.71           4,189,111
    01/01/2007 to 12/31/2007                       $12.71           $14.92           3,918,725
    01/01/2008 to 12/31/2008                       $14.92            $8.69           2,808,881
    01/01/2009 to 12/31/2009                        $8.69           $13.42           5,868,356
    01/01/2010 to 12/31/2010                       $13.42           $15.82           6,728,348
    01/01/2011 to 12/31/2011                       $15.82           $15.10           4,560,864
    01/01/2012 to 12/31/2012                       $15.10           $17.76           4,904,077
---------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $9.72           $13.39           5,547,558
    01/01/2004 to 12/31/2004                       $13.39           $15.30          11,265,469
    01/01/2005 to 12/31/2005                       $15.30           $17.54          12,141,521
    01/01/2006 to 12/31/2006                       $17.54           $20.87           9,628,446
    01/01/2007 to 12/31/2007                       $20.87           $24.43           8,347,423
    01/01/2008 to 12/31/2008                       $24.43           $11.96           6,129,240
    01/01/2009 to 12/31/2009                       $11.96           $15.91           6,854,079
    01/01/2010 to 12/31/2010                       $15.91           $17.92           7,241,298
    01/01/2011 to 12/31/2011                       $17.92           $15.34           5,734,722
    01/01/2012 to 12/31/2012                       $15.34           $18.16           4,942,527
---------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                        $8.19           $10.79           1,201,268
    01/01/2004 to 12/31/2004                       $10.79           $12.84           1,897,469
    01/01/2005 to 12/31/2005                       $12.84           $14.36           2,013,543
    01/01/2006 to 12/31/2006                       $14.36           $18.00           3,305,654
    01/01/2007 to 12/31/2007                       $18.00           $20.85           4,044,519
    01/01/2008 to 12/31/2008                       $20.85           $11.48           2,393,870
    01/01/2009 to 12/31/2009                       $11.48           $14.74           3,492,926
    01/01/2010 to 12/31/2010                       $14.74           $16.10           3,649,081
    01/01/2011 to 12/31/2011                       $16.10           $13.85           2,916,031
    01/01/2012 to 12/31/2012                       $13.85           $15.89           2,668,328
---------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/01/2003 to 12/31/2003                        $8.56           $11.00           2,415,394
    01/01/2004 to 12/31/2004                       $11.00           $12.67           3,227,381
    01/01/2005 to 12/31/2005                       $12.67           $13.84           5,621,834
    01/01/2006 to 12/31/2006                       $13.84           $16.71           4,715,269
    01/01/2007 to 12/31/2007                       $16.71           $17.98           4,504,935
    01/01/2008 to 12/31/2008                       $17.98           $10.37           2,459,224
    01/01/2009 to 12/31/2009                       $10.37           $13.86           5,086,873
    01/01/2010 to 12/31/2010                       $13.86           $14.60           5,905,133
    01/01/2011 to 12/31/2011                       $14.60           $13.05           4,359,903
    01/01/2012 to 12/31/2012                       $13.05           $15.65           4,428,816

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                        $8.34            $9.83           2,647,064
    01/01/2004 to 12/31/2004                        $9.83           $11.17           3,717,848
    01/01/2005 to 12/31/2005                       $11.17           $11.69           5,245,458
    01/01/2006 to 12/31/2006                       $11.69           $13.62           5,568,043
    01/01/2007 to 12/31/2007                       $13.62           $13.00           4,973,375
    01/01/2008 to 12/31/2008                       $13.00            $7.48           4,027,564
    01/01/2009 to 12/31/2009                        $7.48            $8.78           5,087,827
    01/01/2010 to 12/31/2010                        $8.78            $9.78           5,307,829
    01/01/2011 to 12/31/2011                        $9.78            $9.21           4,698,568
    01/01/2012 to 12/31/2012                        $9.21           $10.59           4,248,181
---------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    01/01/2003 to 12/31/2003                        $9.94           $11.61           7,751,236
    01/01/2004 to 12/31/2004                       $11.61           $12.26           8,369,008
    01/01/2005 to 12/31/2005                       $12.26           $12.20          12,427,806
    01/01/2006 to 12/31/2006                       $12.20           $13.17          10,147,675
    01/01/2007 to 12/31/2007                       $13.17           $13.74           8,365,789
    01/01/2008 to 12/31/2008                       $13.74           $10.37           8,586,978
    01/01/2009 to 12/31/2009                       $10.37           $13.73          10,096,051
    01/01/2010 to 12/31/2010                       $13.73           $15.32           8,604,037
    01/01/2011 to 12/31/2011                       $15.32           $16.60           9,200,629
    01/01/2012 to 12/31/2012                       $16.60           $17.29           8,547,651
---------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $8.32           $10.78          20,138,164
    01/01/2004 to 12/31/2004                       $10.78           $12.26          28,117,310
    01/01/2005 to 12/31/2005                       $12.26           $12.88          32,140,125
    01/01/2006 to 12/31/2006                       $12.88           $13.59          26,497,526
    01/01/2007 to 12/31/2007                       $13.59           $15.36          23,963,028
    01/01/2008 to 12/31/2008                       $15.36            $8.51          16,673,165
    01/01/2009 to 12/31/2009                        $8.51           $10.86          17,250,307
    01/01/2010 to 12/31/2010                       $10.86           $12.79          17,364,094
    01/01/2011 to 12/31/2011                       $12.79           $12.47          14,080,420
    01/01/2012 to 12/31/2012                       $12.47           $13.77          11,942,585
---------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $7.58            $9.16           4,784,269
    01/01/2004 to 12/31/2004                        $9.16            $9.97           4,529,834
    01/01/2005 to 12/31/2005                        $9.97           $10.43           5,915,443
    01/01/2006 to 12/31/2006                       $10.43           $11.25           4,572,301
    01/01/2007 to 12/31/2007                       $11.25           $12.73           3,902,210
    01/01/2008 to 12/31/2008                       $12.73            $7.98           3,159,245
    01/01/2009 to 12/31/2009                        $7.98            $9.75           4,944,538
    01/01/2010 to 12/31/2010                        $9.75           $10.82           5,238,425
    01/01/2011 to 12/31/2011                       $10.82           $10.57           4,289,955
    01/01/2012 to 12/31/2012                       $10.57           $12.18           4,420,398
---------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    01/01/2005 to 12/31/2005                       $12.38           $12.83           1,988,251
    01/01/2006 to 12/31/2006                       $12.83           $14.42           1,907,063
    01/01/2007 to 12/31/2007                       $14.42           $14.57           1,540,522
    01/01/2008 to 12/31/2008                       $14.57            $8.87           1,381,269
    01/01/2009 to 12/31/2009                        $8.87           $12.11           2,137,413
    01/01/2010 to 12/31/2010                       $12.11           $14.72           2,978,973
    01/01/2011 to 12/31/2011                       $14.72           $13.98           2,405,087
    01/01/2012 to 12/31/2012                       $13.98           $16.28           2,424,624

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    01/01/2003 to 12/31/2003                               $9.96            $9.86          32,730,501
    01/01/2004 to 12/31/2004                               $9.86            $9.78          29,870,585
    01/01/2005 to 12/31/2005                               $9.78            $9.88          42,442,274
    01/01/2006 to 12/31/2006                               $9.88           $10.16          46,325,237
    01/01/2007 to 12/31/2007                              $10.16           $10.48          56,111,128
    01/01/2008 to 12/31/2008                              $10.48           $10.57          91,319,625
    01/01/2009 to 12/31/2009                              $10.57           $10.42          66,786,776
    01/01/2010 to 12/31/2010                              $10.42           $10.25          50,307,852
    01/01/2011 to 12/31/2011                              $10.25           $10.09          50,902,069
    01/01/2012 to 12/31/2012                              $10.09            $9.92          39,894,836
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                               $8.96           $12.01           8,530,129
    01/01/2004 to 12/31/2004                              $12.01           $14.51          11,461,684
    01/01/2005 to 12/31/2005                              $14.51           $15.99          12,260,006
    01/01/2006 to 12/31/2006                              $15.99           $17.42           9,574,218
    01/01/2007 to 12/31/2007                              $17.42           $17.67           8,191,847
    01/01/2008 to 12/31/2008                              $17.67           $10.03           5,184,438
    01/01/2009 to 12/31/2009                              $10.03           $13.88           5,689,131
    01/01/2010 to 12/31/2010                              $13.88           $16.85           5,901,157
    01/01/2011 to 12/31/2011                              $16.85           $16.16           4,911,194
    01/01/2012 to 12/31/2012                              $16.16           $18.62           4,148,499
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    06/20/2005* to 12/31/2005                             $10.98           $12.12           5,728,444
    01/01/2006 to 12/31/2006                              $12.12           $13.59           5,378,198
    01/01/2007 to 12/31/2007                              $13.59           $16.34           6,560,811
    01/01/2008 to 12/31/2008                              $16.34            $9.13           3,042,143
    01/01/2009 to 12/31/2009                               $9.13           $11.65           4,022,837
    01/01/2010 to 12/31/2010                              $11.65           $14.75           5,702,161
    01/01/2011 to 12/31/2011                              $14.75           $14.75           4,466,247
    01/01/2012 to 12/31/2012                              $14.75           $16.30           3,764,767
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                               $7.67           $11.13           1,682,193
    01/01/2004 to 12/31/2004                              $11.13           $11.98           1,618,719
    01/01/2005 to 12/31/2005                              $11.98           $11.83           1,385,431
    01/01/2006 to 12/31/2006                              $11.83           $12.53           1,174,654
    01/01/2007 to 12/31/2007                              $12.53           $14.63           1,215,825
    01/01/2008 to 12/31/2008                              $14.63            $8.27             768,282
    01/01/2009 to 12/31/2009                               $8.27            $9.97           1,585,215
    01/01/2010 to 12/31/2010                               $9.97           $11.79           2,045,616
    01/01/2011 to 04/29/2011                              $11.79           $13.23                   0
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/01/2003 to 12/31/2003                              $10.34           $10.51          15,242,856
    01/01/2004 to 12/31/2004                              $10.51           $10.55          21,299,789
    01/01/2005 to 12/31/2005                              $10.55           $10.54          28,031,651
    01/01/2006 to 12/31/2006                              $10.54           $10.76          22,394,558
    01/01/2007 to 12/31/2007                              $10.76           $11.31          20,392,150
    01/01/2008 to 12/31/2008                              $11.31           $11.24          15,403,578
    01/01/2009 to 12/31/2009                              $11.24           $12.19          19,779,745
    01/01/2010 to 12/31/2010                              $12.19           $12.46          20,255,855
    01/01/2011 to 12/31/2011                              $12.46           $12.53          18,155,075
    01/01/2012 to 12/31/2012                              $12.53           $12.90          15,540,231

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/01/2003 to 12/31/2003                       $10.57           $10.95          26,287,388
    01/01/2004 to 12/31/2004                       $10.95           $11.31          33,208,757
    01/01/2005 to 12/31/2005                       $11.31           $11.40          22,436,395
    01/01/2006 to 12/31/2006                       $11.40           $11.63          21,700,661
    01/01/2007 to 12/31/2007                       $11.63           $12.39          21,645,194
    01/01/2008 to 12/31/2008                       $12.39           $11.91          20,478,277
    01/01/2009 to 12/31/2009                       $11.91           $13.65          59,442,486
    01/01/2010 to 12/31/2010                       $13.65           $14.46          75,211,006
    01/01/2011 to 12/31/2011                       $14.46           $14.67          60,233,010
    01/01/2012 to 12/31/2012                       $14.67           $15.77          65,143,645
---------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    12/05/2005* to 12/31/2005                      $10.00           $10.04             115,215
    01/01/2006 to 12/31/2006                       $10.04           $10.66           3,303,256
    01/01/2007 to 12/31/2007                       $10.66           $11.40           7,359,596
    01/01/2008 to 12/31/2008                       $11.40            $9.02          24,830,005
    01/01/2009 to 12/31/2009                        $9.02           $10.65          82,197,582
    01/01/2010 to 12/31/2010                       $10.65           $11.58         100,001,194
    01/01/2011 to 12/31/2011                       $11.58           $11.51          96,778,216
    01/01/2012 to 12/31/2012                       $11.51           $12.49          98,362,559
---------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                        $6.92            $9.89           3,292,593
    01/01/2004 to 12/31/2004                        $9.89            $9.05           2,242,129
    01/01/2005 to 12/31/2005                        $9.05            $9.04           2,134,731
    01/01/2006 to 12/31/2006                        $9.04           $10.01           1,867,490
    01/01/2007 to 12/31/2007                       $10.01           $10.55           1,740,242
    01/01/2008 to 12/31/2008                       $10.55            $6.74           1,375,635
    01/01/2009 to 12/31/2009                        $6.74            $8.88           2,524,147
    01/01/2010 to 12/31/2010                        $8.88           $11.91           4,648,452
    01/01/2011 to 12/31/2011                       $11.91           $11.60           3,213,655
    01/01/2012 to 12/31/2012                       $11.60           $12.80           3,096,260
---------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    01/01/2003 to 12/31/2003                        $9.30           $12.42          10,183,346
    01/01/2004 to 12/31/2004                       $12.42           $14.22          10,785,030
    01/01/2005 to 12/31/2005                       $14.22           $14.91          11,285,282
    01/01/2006 to 12/31/2006                       $14.91           $17.61           9,098,178
    01/01/2007 to 12/31/2007                       $17.61           $16.34           8,130,632
    01/01/2008 to 12/31/2008                       $16.34           $11.30           6,242,966
    01/01/2009 to 12/31/2009                       $11.30           $14.11           6,242,625
    01/01/2010 to 12/31/2010                       $14.11           $17.49           6,195,308
    01/01/2011 to 12/31/2011                       $17.49           $16.17           5,166,090
    01/01/2012 to 12/31/2012                       $16.17           $18.79           3,913,693
---------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    01/01/2003 to 12/31/2003                        $8.76           $11.06           3,621,862
    01/01/2004 to 12/31/2004                       $11.06           $12.39           4,643,022
    01/01/2005 to 12/31/2005                       $12.39           $12.86           4,311,857
    01/01/2006 to 12/31/2006                       $12.86           $15.34           5,318,094
    01/01/2007 to 12/31/2007                       $15.34           $14.55           4,469,636
    01/01/2008 to 12/31/2008                       $14.55            $8.32           2,874,755
    01/01/2009 to 12/31/2009                        $8.32           $10.13           3,572,238
    01/01/2010 to 12/31/2010                       $10.13           $11.28           4,182,015
    01/01/2011 to 12/31/2011                       $11.28           $10.91           3,313,597
    01/01/2012 to 12/31/2012                       $10.91           $12.58           4,588,707

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/01/2003 to 12/31/2003                                         $11.34           $12.59           2,962,471
    01/01/2004 to 12/31/2004                                         $12.59           $13.45           4,717,822
    01/01/2005 to 12/31/2005                                         $13.45           $12.64           6,261,824
    01/01/2006 to 12/31/2006                                         $12.64           $13.21           6,093,700
    01/01/2007 to 12/31/2007                                         $13.21           $14.24           6,452,566
    01/01/2008 to 12/31/2008                                         $14.24           $13.67           4,228,137
    01/01/2009 to 12/31/2009                                         $13.67           $15.07           6,337,072
    01/01/2010 to 12/31/2010                                         $15.07           $15.67           7,114,847
    01/01/2011 to 12/31/2011                                         $15.67           $16.05           6,639,260
    01/01/2012 to 12/31/2012                                         $16.05           $16.61           5,533,305
---------------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/01/2003 to 12/31/2003                                          $7.46            $9.08           2,098,873
    01/01/2004 to 12/31/2004                                          $9.08            $9.44           2,378,881
    01/01/2005 to 12/31/2005                                          $9.44           $10.81           3,925,742
    01/01/2006 to 12/31/2006                                         $10.81           $11.23           4,132,529
    01/01/2007 to 12/31/2007                                         $11.23           $11.96           5,137,246
    01/01/2008 to 12/31/2008                                         $11.96            $6.99           4,437,756
    01/01/2009 to 12/31/2009                                          $6.99           $10.54          10,159,519
    01/01/2010 to 12/31/2010                                         $10.54           $12.01          12,250,636
    01/01/2011 to 12/31/2011                                         $12.01           $11.61           9,294,364
    01/01/2012 to 12/31/2012                                         $11.61           $13.43          10,725,477
---------------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                        $10.00            $9.98             213,630
    01/01/2008 to 12/31/2008                                          $9.98            $9.30           4,064,760
    01/01/2009 to 12/31/2009                                          $9.30           $10.21          12,750,275
    01/01/2010 to 12/31/2010                                         $10.21           $10.83          17,651,916
    01/01/2011 to 12/31/2011                                         $10.83           $11.29          18,170,336
    01/01/2012 to 12/31/2012                                         $11.29           $11.98          18,416,796
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    01/01/2003 to 12/31/2003                                          $8.15           $11.65             189,143
    01/01/2004 to 12/31/2004                                         $11.65           $13.66             414,631
    01/01/2005 to 12/31/2005                                         $13.66           $15.59             689,816
    01/01/2006 to 12/31/2006                                         $15.59           $18.88           1,081,552
    01/01/2007 to 12/31/2007                                         $18.88           $21.35           1,401,663
    01/01/2008 to 12/31/2008                                         $21.35           $12.29             984,931
    01/01/2009 to 12/31/2009                                         $12.29           $14.01             668,798
    01/01/2010 to 07/16/2010                                         $14.01           $13.31                   0
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    01/01/2003 to 12/31/2003                                          $7.78           $10.71             404,789
    01/01/2004 to 12/31/2004                                         $10.71           $11.29             570,123
    01/01/2005 to 12/31/2005                                         $11.29           $11.53             281,775
    01/01/2006 to 12/31/2006                                         $11.53           $12.03             241,307
    01/01/2007 to 12/31/2007                                         $12.03           $13.24             249,298
    01/01/2008 to 12/31/2008                                         $13.24            $9.48             271,517
    01/01/2009 to 12/31/2009                                          $9.48           $13.42             749,780
    01/01/2010 to 07/16/2010                                         $13.42           $12.54                   0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $13.33           $16.11             637,587
    01/01/2011 to 12/31/2011                                         $16.11           $13.82             523,908
    01/01/2012 to 12/31/2012                                         $13.82           $15.45             401,945

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                $12.54           $15.82           385,986
    01/01/2011 to 12/31/2011                                 $15.82           $14.72           411,256
    01/01/2012 to 12/31/2012                                 $14.72           $17.48           413,544



 *  Denotes the start date of these sub-accounts

                                  OPTIMUM PLUS
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS OR GRO
                PLUS 2008 60 BPS AND COMBO 5%/HAV 80 BPS (3.05%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $12.13            20,597
    01/01/2010 to 12/31/2010                              $12.13           $13.17            65,536
    01/01/2011 to 12/31/2011                              $13.17           $12.43            29,622
    01/01/2012 to 12/31/2012                              $12.43           $13.57            36,253
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.08           $12.38            11,520
    01/01/2010 to 12/31/2010                              $12.38           $13.66            10,502
    01/01/2011 to 12/31/2011                              $13.66           $13.72             7,324
    01/01/2012 to 05/04/2012                              $13.72           $14.83                 0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.02           $11.96           104,004
    01/01/2010 to 12/31/2010                              $11.96           $13.02           131,786
    01/01/2011 to 12/31/2011                              $13.02           $12.47            52,667
    01/01/2012 to 12/31/2012                              $12.47           $13.60            56,424
----------------------------------------------------------------------------------------------------------
AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.10           $12.67             3,083
    01/01/2010 to 12/31/2010                              $12.67           $13.81             2,749
    01/01/2011 to 12/31/2011                              $13.81           $13.33             1,157
    01/01/2012 to 12/31/2012                              $13.33           $14.65               912
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2015
    05/01/2009 to 12/31/2009                               $9.96            $9.92                 0
    01/01/2010 to 12/31/2010                               $9.92           $10.52                 0
    01/01/2011 to 12/31/2011                              $10.52           $10.85                 0
    01/01/2012 to 12/31/2012                              $10.85           $10.84                 0
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                               $9.94            $9.54            10,856
    01/01/2010 to 12/31/2010                               $9.54           $10.23            53,548
    01/01/2011 to 12/31/2011                              $10.23           $10.88            99,457
    01/01/2012 to 12/31/2012                              $10.88           $10.98            49,369
----------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2017
    01/04/2010* to 12/31/2010                             $10.00           $10.63            78,013
    01/01/2011 to 12/31/2011                              $10.63           $11.48           166,186
    01/01/2012 to 12/31/2012                              $11.48           $11.70           128,946

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                          $9.92            $9.61                 0
    01/01/2010 to 12/31/2010                          $9.61           $10.36                 0
    01/01/2011 to 12/31/2011                         $10.36           $11.41           300,079
    01/01/2012 to 12/31/2012                         $11.41           $11.69           203,929
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                          $9.91            $9.51                 0
    01/01/2010 to 12/31/2010                          $9.51           $10.27                 0
    01/01/2011 to 12/31/2011                         $10.27           $11.55                 0
    01/01/2012 to 12/31/2012                         $11.55           $11.85            57,097
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                          $9.88            $9.19                 0
    01/01/2010 to 12/31/2010                          $9.19            $9.96            67,081
    01/01/2011 to 12/31/2011                          $9.96           $11.46             5,989
    01/01/2012 to 12/31/2012                         $11.46           $11.82             3,224
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                        $10.00           $10.87            55,827
    01/01/2011 to 12/31/2011                         $10.87           $12.68           479,189
    01/01/2012 to 12/31/2012                         $12.68           $13.12           250,845
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                        $10.00           $11.87           148,179
    01/01/2012 to 12/31/2012                         $11.87           $12.18           231,919
-----------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                        $10.00           $10.27            77,251
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.04           $12.23            88,371
    01/01/2010 to 12/31/2010                         $12.23           $13.44           112,968
    01/01/2011 to 12/31/2011                         $13.44           $12.71            48,818
    01/01/2012 to 12/31/2012                         $12.71           $14.02            64,061
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                          $9.61           $14.41             3,009
    01/01/2010 to 12/31/2010                         $14.41           $17.98             2,762
    01/01/2011 to 12/31/2011                         $17.98           $18.59             1,055
    01/01/2012 to 12/31/2012                         $18.59           $20.78             1,973
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                          $9.98           $12.90             3,606
    01/01/2010 to 12/31/2010                         $12.90           $16.57             4,862
    01/01/2011 to 12/31/2011                         $16.57           $13.96             5,255
    01/01/2012 to 12/31/2012                         $13.96           $16.25             5,823
-----------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.12           $12.12             5,259
    01/01/2010 to 12/31/2010                         $12.12           $13.27             4,461
    01/01/2011 to 12/31/2011                         $13.27           $12.15             2,054
    01/01/2012 to 12/31/2012                         $12.15           $14.10             2,577
-----------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                         $10.06           $13.39            10,087
    01/01/2010 to 12/31/2010                         $13.39           $15.56            11,918
    01/01/2011 to 12/31/2011                         $15.56           $14.64             5,719
    01/01/2012 to 12/31/2012                         $14.64           $16.97             5,361

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.14           $13.18             2,490
    01/01/2010 to 12/31/2010                              $13.18           $14.63            11,291
    01/01/2011 to 12/31/2011                              $14.63           $12.35             3,255
    01/01/2012 to 12/31/2012                              $12.35           $14.42             4,810
----------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.12           $13.01             2,413
    01/01/2010 to 12/31/2010                              $13.01           $14.02             2,501
    01/01/2011 to 12/31/2011                              $14.02           $11.88             1,271
    01/01/2012 to 12/31/2012                              $11.88           $13.44             1,073
----------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.13           $13.50             6,659
    01/01/2010 to 12/31/2010                              $13.50           $14.02            15,984
    01/01/2011 to 12/31/2011                              $14.02           $12.35             3,646
    01/01/2012 to 12/31/2012                              $12.35           $14.60             4,897
----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.06           $12.65               573
    01/01/2010 to 12/31/2010                              $12.65           $13.88            14,237
    01/01/2011 to 12/31/2011                              $13.88           $12.89             2,571
    01/01/2012 to 12/31/2012                              $12.89           $14.61             3,452
----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.03           $12.00             1,494
    01/01/2010 to 12/31/2010                              $12.00           $13.20             5,460
    01/01/2011 to 12/31/2011                              $13.20           $14.10             3,371
    01/01/2012 to 12/31/2012                              $14.10           $14.48             3,340
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.01           $12.63            10,541
    01/01/2010 to 12/31/2010                              $12.63           $14.66            10,205
    01/01/2011 to 12/31/2011                              $14.66           $14.09             6,178
    01/01/2012 to 12/31/2012                              $14.09           $15.33             5,047
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.03           $12.07            12,013
    01/01/2010 to 12/31/2010                              $12.07           $13.20            19,094
    01/01/2011 to 12/31/2011                              $13.20           $12.72             5,650
    01/01/2012 to 12/31/2012                              $12.72           $14.44            12,520
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $9.99           $13.14            12,399
    01/01/2010 to 12/31/2010                              $13.14           $15.75             8,558
    01/01/2011 to 12/31/2011                              $15.75           $14.74             4,926
    01/01/2012 to 12/31/2012                              $14.74           $16.92             5,226
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.00            $9.80            61,155
    01/01/2010 to 12/31/2010                               $9.80            $9.50            66,807
    01/01/2011 to 12/31/2011                               $9.50            $9.22            22,753
    01/01/2012 to 12/31/2012                               $9.22            $8.94            21,654
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $10.13           $13.62             1,324
    01/01/2010 to 12/31/2010                              $13.62           $16.31             2,199
    01/01/2011 to 12/31/2011                              $16.31           $15.42               751
    01/01/2012 to 12/31/2012                              $15.42           $17.51             4,345

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                            $9.98           $12.28             2,880
    01/01/2010 to 12/31/2010                           $12.28           $15.32            12,697
    01/01/2011 to 12/31/2011                           $15.32           $15.10             3,661
    01/01/2012 to 12/31/2012                           $15.10           $16.46            10,250
-------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                            $9.93           $11.99             1,364
    01/01/2010 to 12/31/2010                           $11.99           $13.98            13,027
    01/01/2011 to 04/29/2011                           $13.98           $15.60                 0
-------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                            $9.99           $10.41            10,719
    01/01/2010 to 12/31/2010                           $10.41           $10.49             8,917
    01/01/2011 to 12/31/2011                           $10.49           $10.40             3,150
    01/01/2012 to 12/31/2012                           $10.40           $10.55             3,391
-------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                            $9.98           $10.98           109,219
    01/01/2010 to 12/31/2010                           $10.98           $11.46           174,087
    01/01/2011 to 12/31/2011                           $11.46           $11.47            92,726
    01/01/2012 to 12/31/2012                           $11.47           $12.15            96,820
-------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                           $10.02           $11.53           117,847
    01/01/2010 to 12/31/2010                           $11.53           $12.36           141,279
    01/01/2011 to 12/31/2011                           $12.36           $12.10            76,596
    01/01/2012 to 12/31/2012                           $12.10           $12.95            76,027
-------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                           $10.01           $13.05             1,009
    01/01/2010 to 12/31/2010                           $13.05           $17.25             4,684
    01/01/2011 to 12/31/2011                           $17.25           $16.57             1,545
    01/01/2012 to 12/31/2012                           $16.57           $18.01             4,955
-------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                            $9.98           $12.85               758
    01/01/2010 to 12/31/2010                           $12.85           $15.70             9,508
    01/01/2011 to 12/31/2011                           $15.70           $14.31             2,394
    01/01/2012 to 12/31/2012                           $14.31           $16.40             3,290
-------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                           $10.10           $12.82               240
    01/01/2010 to 12/31/2010                           $12.82           $14.07               187
    01/01/2011 to 12/31/2011                           $14.07           $13.42             1,337
    01/01/2012 to 12/31/2012                           $13.42           $15.25               120
-------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                           $10.02           $11.03             7,216
    01/01/2010 to 12/31/2010                           $11.03           $11.31            13,161
    01/01/2011 to 12/31/2011                           $11.31           $11.42             8,552
    01/01/2012 to 12/31/2012                           $11.42           $11.65             8,562
-------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                            $9.99           $13.07             5,649
    01/01/2010 to 12/31/2010                           $13.07           $14.68            16,473
    01/01/2011 to 12/31/2011                           $14.68           $13.99             4,943
    01/01/2012 to 12/31/2012                           $13.99           $15.95             7,580

                                                                                                      Number of
                                                                  Accumulation     Accumulation      Accumulation
                                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                   Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                          $9.99           $10.68              608
    01/01/2010 to 12/31/2010                                         $10.68           $11.17            8,009
    01/01/2011 to 12/31/2011                                         $11.17           $11.48            2,004
    01/01/2012 to 12/31/2012                                         $11.48           $12.00            4,104
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
    05/01/2009 to 12/31/2009                                         $10.05           $12.65               96
    01/01/2010 to 07/16/2010                                         $12.65           $11.93                0
---------------------------------------------------------------------------------------------------------------------
EVERGREEN VA OMEGA FUND
    05/01/2009 to 12/31/2009                                          $9.89           $12.76              471
    01/01/2010 to 07/16/2010                                         $12.76           $11.82                0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.94           $14.34                0
    01/01/2011 to 12/31/2011                                         $14.34           $12.13                0
    01/01/2012 to 12/31/2012                                         $12.13           $13.37                0
---------------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE
 CLASS 1
    07/16/2010* to 12/31/2010                                        $11.82           $14.81                0
    01/01/2011 to 12/31/2011                                         $14.81           $13.59                0
    01/01/2012 to 12/31/2012                                         $13.59           $15.91                0



 *  Denotes the start date of these sub-accounts

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 EXAMPLES OF ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT CALCULATION The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

 Growth    =      Account Value of variable        minus      purchase payments -
                investment options plus Interim             proportional withdrawals
                  Value of Fixed Allocations
                       (no MVA applies)

 Example with market increase
 Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                    Growth                           =                       $75,000 - [$50,000 - $0]
                                                     =                       $25,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     =                       $25,000 * 0.40
                                                     =                       $10,000

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $85,000

 Examples with market decline
 Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                    Growth                           =                       $45,000 - [$50,000 - $0]
                                                     =                       $-5,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     NO BENEFIT IS PAYABLE

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $50,000

 IN THIS EXAMPLE YOU WOULD RECEIVE NO ADDITIONAL BENEFIT FROM PURCHASING THE ENHANCED BENEFICIARY PROTECTION OPTIONAL DEATH BENEFIT.

 Example with market increase and withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as purchase payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

       Growth                   =              $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                                =              $90,000 - [$50,000 - $10,000]
                                =              $90,000 - $40,000
                                =              $50,000

       Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                =              $50,000 * 0.40
                                =              $20,000

       Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                =              $110,000

 EXAMPLES OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

                =    $90,000 - [$90,000 * $15,000/$75,000]
                =    $90,000 - $18,000
                =    $72,000

     Basic      =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
     Death
     Benefit
                =    max [$80,000, $40,000]
                =    $80,000

     The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Anniversary Value    =    $80,000 + $15,000 - [($ 80,000 + $15,000) * $5,000/$70,000]
                              =    $80,000 + $15,000 - $6,786
                              =    $88,214

 Basic Death Benefit          =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $88,214.

 EXAMPLES OF COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {(67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                              =    ($63,655 - $2,522) * 1.05
                              =    $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

       APPENDIX C - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS

 PROGRAM RULES

   . You can elect an asset allocation program provided by LPL Financial Corporation ("LPL"), the firm selling the Annuity. Under the program, the Sub-accounts for each asset class in each model portfolio are designated based on LPL's evaluation of available Sub-accounts. If you elect the Highest Daily Lifetime Five Benefit ("HD5"), the Lifetime Five Benefit ("LT5"), Spousal Lifetime Five Benefit ("SLT5"), the Highest Daily Lifetime Seven Benefit (including the "Plus" version) ("HD7"), the Spousal Highest Daily Lifetime Seven Benefit (including the "Plus" version) ("SHD7"), the Highest Daily Lifetime 6 Plus Benefits, Highest Daily GRO, GRO Plus II, Highest Daily GRO II or the Highest Daily Value Death Benefit ("HDV"), you must enroll in one of the eligible model portfolios. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.


   . Prudential Annuities does not design the program or the models, and it is not responsible for the program or the models. Prudential Annuities does not provide investment advice and is responsible only for administering the model you select.

   . PLEASE SEE YOUR PROGRAM MATERIALS FOR A DETAILED DESCRIPTION OF LPL'S ASSET ALLOCATION PROGRAM INCLUDING THE AVAILABLE MODEL PORTFOLIOS. YOU CAN OBTAIN THESE MATERIALS FROM YOUR LPL FINANCIAL PROFESSIONAL.

 HOW THE ASSET ALLOCATION PROGRAM WORKS
   . Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you choose with your LPL Financial Professional. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You may only choose one model portfolio at a time. When you enroll in the asset allocation program and upon each rebalance thereafter, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

   . ADDITIONAL PURCHASE PAYMENTS: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you choose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

   . REBALANCING YOUR MODEL PORTFOLIO: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or as later modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note - Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

   . OWNER CHANGES IN CHOICE OF MODEL PORTFOLIO: Generally, you may change from the model portfolio that you have elected to any other currently available model portfolio at any time. The change will be implemented on the date we receive all required information in the manner that is then permitted or required. Restrictions and limitations may apply, see LPL program materials for details.

 TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:
   . You may request to terminate your asset allocation program at any time unless you have elected an optional benefit that requires that you maintain your Account Value in the asset allocation program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you move your account from LPL to another firm, and you have elected one of the optional benefits mentioned above, then termination of your asset allocation program with LPL must coincide with enrollment in a then currently available and approved asset allocation program or other approved option. LPL reserves the right to terminate or modify the asset allocation program at any time. Prudential Annuities reserves the right to change the way in which we administer the program and to terminate our administration of the program.

 RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:
   . You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program. Upon election of an asset allocation program, Prudential Annuities will automatically terminate your enrollment in any auto-rebalancing or DCA program. Finally, Systematic Withdrawals can only be made as flat dollar amounts.

     APPENDIX D - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT


 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

       L = I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r ((greater than)) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r ((less than)) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F ((greater than)) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1-C\\t\\))}    T(greater than)0, Money moving from the Permitted
                                                          Sub-accounts to the Benefit Fixed Rate Account
 T    =    {Min(F, [L - F - V * C\\t\\] / (1-C\\t\\))}    T(less than)0, Money moving from the Benefit Fixed Rate
                                                          Account to the Permitted Sub-accounts]

 EXAMPLE:
 MALE AGE 65 CONTRIBUTES $100,000 INTO THE PERMITTED SUB ACCOUNTS AND THE VALUE DROPS TO $92,300 DURING YEAR ONE, END OF DAY ONE. A TABLE OF VALUES FOR "A" APPEARS BELOW.

 TARGET VALUE CALCULATION:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 TARGET RATIO:

                     r    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 SINCE R ((GREATER THAN)) CU (BECAUSE 83.11% (GREATER THAN) 83%) A TRANSFER INTO THE BENEFIT FIXED RATE ACCOUNT OCCURS.

 T    =    { Min ( V, [ L - F - V * C\\t\\] / ( 1 - C\\t\\))}
      =    { Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80] / ( 1 - 0.80))}
      =    { Min ( 92,300.00, 14,351.40 )}
      =    14,351.40

                  FORMULA FOR CONTRACTS WITH 90% CAP FEATURE
                           TARGET VALUE CALCULATION:

 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

       L = I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation" above.

 TRANSFER CALCULATION:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

       If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, no additional transfer calculations are performed on the effective date, and future transfers to the Benefit Fixed Rate Account will not occur at least until there is first a transfer out of the Benefit Fixed Rate Account.

 On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than) = .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap rule described above).

       . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                             Sub-accounts to Benefit Fixed Rate Account
 T    =    Min (F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),     Money is transferred from the Benefit Fixed Rate
                                                               Account to the Permitted Sub-accounts

                 AGE 65 "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

   APPENDIX E - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE
                                  DEPARTMENT


                   Optimum Four NY        Optimum NY         Optimum Plus NY
 Minimum         $10,000              $1,000               $10,000
  Investment
 ------------------------------------------------------------------------------
 Maximum Issue   Annuitant 85         Annuitant 85         Annuitant 85
  Age            Oldest Owner 85      Oldest Owner 80      Oldest Owner 75
 ------------------------------------------------------------------------------
 Contingent      4 Years              7 Years              10 Years
  Deferred       (7%, 6%, 5%, 4%)     (7%, 6%, 5%, 4%,     (9%, 9%, 8%, 7%,
  Sales Charge   (Applied to          3%, 2%, 1%)          6%, 5%, 4%, 3%, 2%,
  Schedule       Purchase Payments    (Applied to          1%) (Applied to
                 based on the         Purchase Payments    Purchase Payments
                 inception date of    based on the         based on the
                 the Annuity)         inception date of    inception date of
                                      the Annuity)         the Annuity)
 ------------------------------------------------------------------------------
 Insurance       1.65%                0.65%                0.65%
  Charge
 ------------------------------------------------------------------------------
 Distribution    N/A                  0.60% annuity years  1.00% annuity years
  Charge                              1-7                  1-10
                                      0.0% annuity years   0.00% annuity years
                                      8+                   11+
 ------------------------------------------------------------------------------
 Annual          Lesser of $30 or 2%  Lesser of $30 or 2%  Lesser of $30 or 2%
  Maintenance    of Account Value.    of Account Value.    of Account Value
  Fee            Waived for Account   Waived for Account
                 Values exceeding     Values exceeding
                 $100,000             $100,000
 ------------------------------------------------------------------------------
 Transfer Fee    $10 after twenty in  $10 after twenty in  $10 after twenty in
                 any annuity year.    any annuity year.    any annuity year
                                      May be increased to
                                      $15 after eight in
                                      any annuity year
 ------------------------------------------------------------------------------
 Contract Credit Yes. Effective for   Yes. Effective for   Yes The amount of
                 Annuities issued on  Annuities issued on  the credit applied
                 or after June 20,    or after July 24,    to a Purchase
                 2005. Generally we   2006. Generally we   Payment is based on
                 apply a Loyalty      apply a Loyalty      the year the
                 Credit to your       Credit to your       Purchase Payment is
                 Annuity's Account    Annuity's Account    received, for the
                 Value at the end of  Value at the end of  first 6 years of
                 your fifth Annuity   your fifth Annuity   the Annuity.
                 year (i.e. on your   year (i.e. on your   Currently the
                 fifth Contract       fifth Contract       credit percentages
                 Anniversary).        Anniversary).        for each year
                 Currently the        Currently the        starting with the
                 Loyalty Credit is    Loyalty Credit is    first year are:
                 equal to 2.75% of    equal to 0.50% of    6.50%, 5.00%,
                 total Purchase       total Purchase       4.00%, 3.00%,
                 Payments made        Payments made        2.00%, and 1.00%.
                 during the first     during the first
                 four Annuity years   four Annuity years
                 less the cumulative  less the cumulative
                 amount of            amount of
                 withdrawals made     withdrawals made
                 (including the       (including the
                 deduction of any     deduction of any
                 CDSC amounts)        CDSC amounts)
                 through the fifth    through the fifth
                 Contract Anniversary Contract Anniversary
 ------------------------------------------------------------------------------
 Fixed           Fixed Allocations    Fixed Allocations    No
  Allocation     Available            Available
  (If            (Currently offering  (Currently offering
  available,     durations of: 5, 7,  durations of: 2, 3,
  early          and 10 years). The   5, 7, and 10
  withdrawals    MVA formula for NY   years). The MVA
  are subject    is [(1+I)/ (1+J)]    formula for NY is
  to a Market    N 365. The MVA       [(1+I)/ (1+J)]
  Value          formula does not     N 365. The MVA
  Adjustment)    apply during the 30  formula does not
  ("MVA")        day period           apply during the 30
                 immediately before   day period
                 the end of the       immediately before
                 Guarantee Period.    the end of the
                                      Guarantee Period.
 ------------------------------------------------------------------------------
 Variable        All options          All options          All options
  Investment     generally available  generally available  generally available
  Options        except where         except where         except where
                 restrictions apply   restrictions apply   restrictions apply
                 when certain riders  when certain riders  when certain riders
                 are purchased.       are purchased.       are purchased.
 ------------------------------------------------------------------------------
 Basic Death     The greater of:      The greater of:      The greater of:
  Benefit        Purchase Payments    Purchase Payments    Purchase Payments
                 less proportional    less proportional    less proportional
                 withdrawals or       withdrawals or       withdrawals or
                 Account Value        Account Value        Account Value
                 (variable) plus      (variable) plus      (variable) (No MVA
                 Interim Value        Interim Value        applied)
                 (fixed). (No MVA     (fixed). (No MVA
                 applied)             applied)
 ------------------------------------------------------------------------------

                                           Optimum Four NY                                      Optimum NY
---------------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits (for an                  HAV                                          HAV
 additional cost)/(1)/
---------------------------------------------------------------------------------------------------------------------------------
Optional Living Benefits (for an                 GRO/GRO Plus, GRO Plus 2008,                 GRO/GRO Plus, GRO Plus 2008,
 additional cost)/(2,3)/                         Highest Daily GRO, GMWB,                     Highest Daily GRO, GMWB,
                                                 GMIB, Lifetime Five, Spousal                 GMIB, Lifetime Five, Spousal
                                                 Lifetime Five, Highest Daily                 Lifetime Five, Highest Daily
                                                 Lifetime Five, Highest Daily                 Lifetime Five, Highest Daily
                                                 Lifetime Seven, Spousal Highest              Lifetime Seven, Spousal Highest
                                                 Daily Lifetime Seven and "Plus"              Daily Lifetime Seven and "Plus"
                                                 versions, GRO Plus II, Highest               versions, GRO Plus II, Highest
                                                 Daily GRO II, Highest Daily                  Daily GRO II, Highest Daily
                                                 Lifetime 6 Plus, Spousal Highest             Lifetime 6 Plus, Spousal Highest
                                                 Daily Lifetime 6 Plus                        Daily Lifetime 6 Plus
---------------------------------------------------------------------------------------------------------------------------------
Annuity Rewards/(4)/                             Available after initial CDSC                 Available after initial CDSC
                                                 period                                       period
---------------------------------------------------------------------------------------------------------------------------------
Annuitization Options                            Fixed option only Annuity date               Fixed option only Annuity date
                                                 cannot exceed the first day of the           cannot exceed the first day of the
                                                 calendar month following                     calendar month following
                                                 Annuitant's 90/th/ birthday The              Annuitant's 90/th/ birthday The
                                                 maximum Annuity Date is based                maximum Annuity Date is based
                                                 on the first Owner or Annuitant to           on the first Owner or Annuitant to
                                                 reach the maximum age, as                    reach the maximum age, as
                                                 indicated in your Annuity.                   indicated in your Annuity.
---------------------------------------------------------------------------------------------------------------------------------

                                           Optimum Plus NY
-----------------------------------------------------------------------------------
Optional Death Benefits (for an                  HAV
 additional cost)/(1)/
-----------------------------------------------------------------------------------
Optional Living Benefits (for an                 GRO/GRO Plus, GRO Plus 2008,
 additional cost)/(2,3)/                         Highest Daily GRO, GMWB,
                                                 GMIB, Lifetime Five, Spousal
                                                 Lifetime Five, Highest Daily
                                                 Lifetime Five Highest Daily
                                                 Lifetime Seven, Spousal Highest
                                                 Daily Lifetime Seven and "Plus"
                                                 versions, GRO Plus II, Highest
                                                 Daily GRO II, Highest Daily
                                                 Lifetime 6 Plus, Spousal Highest
                                                 Daily Lifetime 6 Plus
-----------------------------------------------------------------------------------
Annuity Rewards/(4)/                             Available after initial CDSC
                                                 period
-----------------------------------------------------------------------------------
Annuitization Options                            Fixed option only Annuity date
                                                 cannot exceed the first day of the
                                                 calendar month following
                                                 Annuitant's 90/th/ birthday The
                                                 maximum Annuity Date is based
                                                 on the first Owner or Annuitant to
                                                 reach the maximum age, as
                                                 indicated in your Annuity.
-----------------------------------------------------------------------------------

 (1)For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 (2)For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus. Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Spousal Highest Daily Lifetime Seven with Beneficiary Income Option (BIO), Highest Daily Lifetime Seven with Lifetime Income Accelerator (LIA), Highest Daily Lifetime 7 Plus with BIO, Spousal Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA, and Highest Daily Lifetime 6 Plus with LIA are not currently available in New York.
 (3)The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

                   APPENDIX F - FORMULA UNDER GRO PLUS 2008

 (The following formula also applies to elections of HD GRO, if HD GRO was elected prior to July 16, 2010)

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity
   .   V is the current Account Value of the elected Sub-accounts of the Annuity
   .   B is the total current value of the AST bond portfolio Sub-account
   .   C\\l\\ is the lower target value. Currently, it is 79%.
   .   C\\t\\ is the middle target value. Currently, it is 82%.
   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount
   .   N\\i\\ is the number of days until the maturity date
   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."


   L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/.


 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

             T    =    {Min(V, [L - B - V*C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

            T    =    {Min(B, - [L - B- V*C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

  FORMULA FOR ANNUITIES WITH 90% CAP RULE FEATURE - GRO PLUS 2008 AND HIGHEST
                                   DAILY GRO
 (The following formula also applies to elections of HD GRO with 90% cap, if HD GRO with 90% cap was elected prior to July 16, 2010)

 The Following are the Terms and Definitions Referenced in the Transfer Calculation Formula:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 TRANSFER CALCULATION
 The formula, which is set on the Effective Date of the 90% Cap Rule, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

                         If (B / (V + B) (greater than) .90), then
                         T         =         B - [(V + B) * .90]

 If T as described above is greater than $0, then that amount ("T") is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

 On each Valuation Date thereafter (including the Effective Date of the 90% Cap Rule, provided (B / (V + B) (less than) = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability
 (L)."


    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/


 Next the formula calculates the following formula ratio:

                             r    =    (L - B) / V

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap rule"). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap rule.

  APPENDIX G - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT


 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:


 T    =    {Min ((V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 -    Money is transferred from the
           C\\t\\))}                                                               Permitted Sub-accounts and Fixed
                                                                                   Rate Options to the AST Investment
                                                                                   Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}         Money is transferred from the AST
                                                                                   Investment Grade Bond Sub-account to
                                                                                   the Permitted Sub-accounts

 2. FORMULA FOR CONTRACTS ISSUED PRIOR TO 7/21/08
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
       . C\\u \\- the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

       . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

       . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

       .   L - the target value as of the current business day.

       .   r - the target ratio.

       . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

       .   V - the total value of all Permitted Sub-accounts in the annuity.

       . B - the total value of the AST Investment Grade Bond Portfolio Sub-account.

       . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*,
           (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

       . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money is transferred from the Permitted
                                                               Sub-accounts to the AST Investment Grade Bond
                                                               Portfolio Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the
                                                               Permitted Sub- accounts

 3. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED PRIOR TO JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                         If (B / (V + B) (greater than) .90) then
                         T         =         B - [(V + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (V + B) (less than)= .90), the following asset transfer calculation is performed:

                      Target Ratio r    =    (L - B) / V

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Rule described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + B)) - B),      Money is transferred from the
            [L - B - V * C\\t\\] / (1 - C\\t\\))    elected Sub-accounts to the AST
                                                    Investment Grade Bond Portfolio
                                                    Sub-account

 T    =    {Min (B, - [L - B - V * C\\t\\] / (1 -   Money is transferred from the AST
           C\\t\\))}                                Investment Grade Bond Portfolio
                                                    Sub-account to the elected
                                                    Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP RULE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 4. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED ON OR AFTER JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Rule as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Rule (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                  If (B / (V\\V\\ + V\\F\\ + B) (greater than) .90) then
                  T         =         B - [(V\\V\\ + V\\F\\ + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Rule. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Rule, provided B / (V\\V\\ + V\\F\\ + B) (less than)= .90), the following asset transfer calculation is performed:


              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\)


       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account, provided transfers are not suspended under the 90% Cap Rule described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Rule and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\    Money is transferred from the
           + B)) - B),                              elected Sub-accounts to AST
            [L - B - (V\\V\\ + V\\F\\) * C\\t\\]    Investment Grade Bond Portfolio
           / (1 - C\\t\\))                          Sub-account.

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)    Money is transferred from the AST
           * C\\t\\] / (1 - C\\t\\))}               Investment Grade Bond Portfolio
                                                    Sub-account to the elected
                                                    Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP RULE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Rule, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

   APPENDIX H - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME PLUS INCOME BENEFIT


 (including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional purchase payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\+ V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) Cu and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including Book Value Fixed Allocations used with any applicable Enhanced DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))               Sub-accounts and Fixed Rate Options to the AST
                                                                            Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                            Grade Bond Sub-account to the Permitted Sub-
                                                                            accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted Sub-
                                                          accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX I - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below. For Annuities issued in New York, please see Appendix E.



Jurisdiction                                      Special Provisions
---------------------------------------------------------------------------------------------------------
Connecticut    Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Hawaii         Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Iowa           Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Maryland       Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Massachusetts  If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any
               Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum
               Withdrawal Benefit).
               Medically-Related Surrenders are not available.
---------------------------------------------------------------------------------------------------------
Montana        If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
---------------------------------------------------------------------------------------------------------
Nevada         Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available. Fixed
               Allocations are not available.
---------------------------------------------------------------------------------------------------------
New York       Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
North Dakota   Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Texas          Death benefit suspension not applicable upon provision of evidence of good health. See annuity contract for exact details.
---------------------------------------------------------------------------------------------------------
Utah           Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available.
---------------------------------------------------------------------------------------------------------
Vermont        Fixed Allocations are not available.
---------------------------------------------------------------------------------------------------------
Washington     Fixed Allocations are not available. Combination Roll-Up Value and Highest Periodic Value
               Death Benefit not available. Highest Daily Lifetime 6 Plus with Lifetime Income
               Accelerator is not available.
---------------------------------------------------------------------------------------------------------

     APPENDIX J - FORMULA UNDER THE GUARANTEED RETURN OPTION PLUS BENEFIT


 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter the formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

 For each guarantee provided under the program,

   .   G\\i\\ is the Principal Value of the guarantee

   . t \\i\\ is the number of whole and partial years until the maturity date of the guarantee.


   . r \\i\\ is the current fixed rate associated with Fixed Allocations of length ti (ti is rounded to the next highest integer to determine this rate).


 The formula determines, on each Valuation Day, when a transfer is required.


 The formula begins by determining for each guarantee the value (Li) that, if appreciated at the current fixed rate, would equal the Principal Value on the applicable maturity date. We call the greatest of these values the "current liability (L)."



       L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + r\\i\\)/^ti/


 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if L (greater than) (AV - 0.2
 * V), and V (greater than) 0.

 The transfer amount is calculated by the following formula:


                T    =    MIN (V, (V - (1 / 0.23) * (AV - L)))


 A transfer from the Fixed Allocations to the Sub-accounts will occur if L (less than) (AV - 0.26 * V), and F (greater than) 0.

 The transfer amount is calculated by the following formula:


                T    =    MIN (F, ((1 / 0.23) * (AV - L) - V))

        APPENDIX K - FORMULA UNDER THE GUARANTEED RETURN OPTION BENEFIT


 We set out below the current formula under which we may transfer amounts between the Sub-accounts and the Fixed Allocations. We will not alter this pre-determined mathematical formula.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . AV is the current Account Value of the Annuity (including any Market Value Adjustment on Fixed Allocations)

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   F is the current Account Value of the Fixed Allocations

   .   G is the Principal Value of the guarantee

   . t is the number of whole and partial years between the current Valuation Day and the maturity date.

   . t\\i\\ is the number of whole and partial years between the next Valuation Day (i.e., the Valuation Day immediately following the current Valuation Day) and the maturity date.

   . r is the fixed rate associated with Fixed Allocations of length t (t\\i\\ is rounded to the next highest whole number to determine this rate) as of the current Valuation Day.

   . r\\i\\ is the fixed rate associated with Fixed Allocations of length t\\i\\ (t\\i\\ is rounded to the next highest whole number to determine this rate) as of the next Valuation Day.

   . M is the total maturity value of all Fixed Allocations, i.e., the total value that the Fixed Allocations will have on the maturity date of the guarantee if no subsequent transactions occur.

 The formula determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining a "cushion", D:

                   D    =    1 - [(G - M) / (1 + r)/t/] / V

 Next, the formula determines whether or not a transfer to or from the Fixed Allocations is needed:

 A transfer into the Fixed Allocations will occur if D (less than) 0.20, V (greater than) 0, and V (greater than) 0.02 * AV.

 The transfer amount is calculated by the following formula:


 T    =    MIN (V, (V * (0.75 * (1 + r\\i\\)t\\i\\ - G + M) / (0.75 * (1 + r\\i\\)t\\i\\ - (1 + r)/t/)))


 A transfer from the Fixed Allocations to the Sub-accounts will occur if D (greater than) 0.30 and F (greater than) 0.

 The transfer amount is calculated by the following formula:


 T    =    MIN (F, (V * (0.75 * (1 + r\\i\\)t\\i\\ - G + M) / ((1 + r)/t/ - 0.75 * (1 + r\\i\\)t\\i\\)))

   APPENDIX L - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT


 (including Highest Daily Lifetime 6 Plus with LIA)

     TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                     AST INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors).

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap rule described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts and DCA Fixed Rate Options to
                                                                               the AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Sub-account to the Permitted
                                                                               Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V
 \\F\\) - L + B) / (1 - C \\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06.

                     APPENDIX M - FORMULA FOR GRO PLUS II

 (The following formula also applies to elections of HD GRO II, if HD GRO II was elected prior to July 16, 2010)

 The following are the terms and definitions referenced in the transfer calculation formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t \\is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i \\is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."


    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/


 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap rule"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

   T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

                  APPENDIX N - FORMULA FOR HIGHEST DAILY GRO


 Formula for elections of HD GRO on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F \\is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee
       Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".


      L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/.


 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                       r = (L - B) / (V\\V\\ + V\\F\\).

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T = {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

     T = {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

                 APPENDIX O - FORMULA FOR HIGHEST DAILY GRO II


 Formula for elections of HD GRO II made on or after July 16, 2010, subject to state approval. The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 The following are the Terms and Definitions referenced in the Transfer Calculation Formula:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F \\is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".


      L = MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/.


 Where:
   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                       r = (L - B) / (V\\V\\ + V\\F\\).

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T = {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

     T = {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITY DESCRIBED IN
                          PROSPECTUS (PLEASE CHECK ONE) OPTIMUM (05/2013) ______, OPTIMUM FOUR
                          (05/2013) ______, OPTIMUM PLUS (05/2013) ______.
                                            ----------------------------------------
                                              (print your name)
                                            ----------------------------------------
                                                  (address)
                                            ----------------------------------------
                                             (city/state/zip code)


  Variable Annuity Issued by:                Variable Annuity Distributed by:
  PRUDENTIAL ANNUITIES LIFE
  ASSURANCE CORPORATION                                  PRUDENTIAL ANNUITIES
  A Prudential Financial Company                                 DISTRIBUTORS
  One Corporate Drive                          A Prudential Financial Company
  Shelton, Connecticut 06484                              One Corporate Drive
  Telephone: 1-888-PRU-2888                        Shelton, Connecticut 06484
  http://www.prudentialannuities.com                  Telephone: 203-926-1888
                                           http://www.prudentialannuities.com

                               MAILING ADDRESSES:

   Please see the section of this prospectus entitled "How To Contact Us" for where to send your request for a Statement of Additional Information.

                [LOGO] Prudential
                      Bring Your Challenges


                The Prudential Insurance Company of America
                751 Broad Street
                Newark, NJ 07102-3777

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION

The variable investment options under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION, a Prudential Financial Company, and PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B (also known as "Separate Account B"). The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options ("Fixed Allocations") under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION. The assets supporting the Fixed Allocations are maintained in the PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and are registered solely under the Securities Act of 1933.

                               TABLE OF CONTENTS

GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES........................  2
   PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION....................  2
   PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B. 2 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D. 2
PRINCIPAL UNDERWRITER/DISTRIBUTOR - Prudential Annuities
   Distributors, Inc..................................................  3
HOW THE UNIT PRICE IS DETERMINED......................................  5
ADDITIONAL INFORMATION ON FIXED ALLOCATIONS...........................  5
   How We Calculate the Market Value Adjustment.......................  6
GENERAL INFORMATION...................................................  7
   Voting Rights......................................................  7
   Modification.......................................................  8
   Deferral of Transactions...........................................  8
   Misstatement of Age or Sex.........................................  8
ANNUITIZATION.........................................................  9
EXPERTS............................................................... 10
LEGAL EXPERTS......................................................... 10
FINANCIAL STATEMENTS.................................................. 10
APPENDIX A - DETERMINATION OF ACCUMULATION UNIT VALUES................
AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES
   LIFE ASSURANCE CORPORATION.........................................

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES, P.O. BOX 7960, PHILADELPHIA, PA OR TELEPHONE 1-800-752-6342. OUR WEBSITE ADDRESS IS WWW.PRUDENTIALANNUITIES.COM.


Date of Statement of Additional Information: May 1, 2013

Date of Prospectus: May 1, 2013

XT 6 - SAI (05/2013)

GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

Prudential Annuities Life Assurance Corporation ("Prudential Annuities", "we", "our" or "us") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc.. Prudential Annuities' principal business address is One Corporate Drive, Shelton, Connecticut 06484.

No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.

Separate Account B is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.

There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into American Skandia Life Assurance Corporation Variable Account B Class 1 Sub-accounts, which was subsequently renamed Prudential Annuities Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.

During the accumulation phase, we offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.

A brief summary of the investment objectives and policies of each Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses and statements of additional information for the Portfolios.

There can be no guarantee that any Portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code ("Code").

We may make other portfolios available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio may be disclosed in its prospectus. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D", was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

1. The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets owned by the insurance company with the durations of obligations supported by such assets.

2. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

    a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

    b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

3. The assets in Separate Account D are accounted for at their market value, rather than at book value.

4. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.

Prudential Annuities Distributors, Inc. ("PAD"), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. Prudential Annuities Life Assurance Corporation and AST Investment Services, Inc. ("ASISI"), a co-investment manager of Advanced Series Trust are also wholly-owned subsidiaries of Prudential Annuities, Inc. Prudential Annuities Information Services and Technology Corporation, also a wholly-owned subsidiary of Prudential Annuities, Inc., is a service company that provides systems and information services to Prudential Annuities Life Assurance Corporation and its affiliated companies.

PAD acts as the distributor of a number of annuity and life insurance products we offer.

PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the Financial Industry Regulatory Authority ("FINRA"). THE OFFERING OF THE ANNUITY CONTRACTS THROUGH PAD IS CONTINUOUS. PLEASE SEE THE PROSPECTUS FOR A DISCUSSION OF HOW THE SALES LOAD ON THE ANNUITY CONTRACTS IS DETERMINED.

The Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms.

Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing services agreements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.


The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:


   . Percentage Payments based upon "Asset under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Prudential Annuities annuity products that were sold through the firm.

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm.


   . Fixed payments: These types of payments are made directly to or in sponsorship of the firm.


Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms that we are aware (as of December 31, 2012) received payment with respect to annuity business during 2012 (or as to which a payment amount was accrued during 2012). Your registered representative can provide you with more information about the compensation arrangements that apply upon request. During 2012, the least amount paid, and greatest amount paid, were $36.14 and $7,429,224.50, respectively.

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

With respect to all individual annuities issued by Prudential Annuities, PAD received commissions as follows: 2012: $186,633,222, 2011: $187,993,652, and
2010: $432,929,019. PAD retained none of those commissions.

HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

a. is the net result of:

1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

b. is the net result of:

    1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

    2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

c. is the Insurance Charge and the Distribution Charge deducted daily against the assets of the Separate Account.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the market value adjustment ("MVA").

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the SEC and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and a half percent of interest (2.50%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA.

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

HOW WE CALCULATE THE MARKET VALUE ADJUSTMENT

An MVA is used to determine the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined.

For purposes of this provision:

   . "Strips" are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.

   . "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.

   . "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

The formula is:

[(1+I) / (1+J+0.0010)]^(N/365)

where:

I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

N is the number of days remaining in the original Guarantee Period.

The denominator of the MVA formula includes a factor, currently equal to 0.0010 or 10 basis points. The factor is an adjustment that is applied when an MVA is assessed (regardless of whether the MVA is positive or negative) and, relative to when no factor is applied, will reduce the amount being surrendered or transferred from the MVA Fixed Allocation.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]^(N/365).

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date and the 30 days prior to the Maturity Date. The formula may be changed for certain Special Purpose Fixed Allocations, as described in the Prospectus.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities.

2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

GENERAL INFORMATION

VOTING RIGHTS

You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the Portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account of the Separate Account that may invest in the same Portfolio.

The number of votes for a Portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) any change in the fundamental investment policy;

(d) any other matter requiring a vote of the shareholders; and (e) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement. Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its investment adviser, AST Investment Services, Inc. ("ASISI"), subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

MODIFICATION

We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any Sub-account at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

DEFERRAL OF TRANSACTIONS

We may defer any distribution or transfer from a Fixed Allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

   .   trading on the NYSE is restricted;

   . an emergency exists making redemption or valuation of securities held in the separate account impractical; or

   . the SEC, by order, permits the suspension or postponement for the protection of security holders.

MISSTATEMENT OF AGE OR SEX

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

ANNUITIZATION

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments, or adjustable payments. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make all annuity payment options available in the future.

When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.

Certain of these annuity options may also be available to Beneficiaries who choose to receive the Annuity's Death Benefit proceeds as a series of payments instead of a lump sum payment.

OPTION 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.

OPTION 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.

OPTION 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This option is currently available on a fixed basis.

OPTION 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

We may make additional annuity payment options available in the future.

WHEN ARE ANNUITY PAYMENTS MADE?

Each Annuity Payment is payable monthly on the Annuity Payment Date. The initial annuity payment will be on a date of your choice. The Annuity Payment Date may not be changed after the Annuity Date.

HOW ARE ANNUITY PAYMENTS CALCULATED?

FIXED ANNUITY PAYMENTS

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value upon the Annuity Date, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

ADJUSTABLE ANNUITY PAYMENTS

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

KEY TERMS

ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Allocation prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each MVA Fixed Allocation on any day other than its Maturity Date may be calculated using a market value adjustment. The Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.

EXPERTS


The financial statements of Prudential Annuities Life Assurance Corporation as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and the financial statements of Prudential Annuities Life Assurance Corporation Variable Account B as of December 31, 2012 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


LEGAL EXPERTS

In connection with the preparation of the post-effective amendment to this registration statement, counsel for Prudential Annuities has provided certain advice with respect to the federal securities laws.

FINANCIAL STATEMENTS


The financial statements which follow are those of Prudential Annuities Life Assurance Corporation and Prudential Annuities Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2012 and for the years ended December 31, 2012 and 2011. There may be other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.


INCORPORATION BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to Prudential Annuities--Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at www.Prudentialannuities.com.

Appendix A - DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding business day by the net investment factor for that Sub-account for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of a fund by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.

As we have indicated in the prospectuses, the XT6 and Optimum Plus Annuity are contracts that allow you to select or decline any of several benefit options that carry with it a specific asset based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2011. Here, we set out unit values corresponding to the remaining unit values.

The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Are the Investment Objectives and Policies of the Portfolio?" in the prospectus.

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

    ACCUMULATION UNIT VALUES: WITH ANY ONE OF GRO PLUS, EBP OR HAV (1.90%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.55               0
   01/01/2006 to 12/31/2006...........    $10.55       $11.34          40,028
   01/01/2007 to 12/31/2007...........    $11.34       $11.70           9,274
   01/01/2008 to 12/31/2008...........    $11.70       $10.94          15,650
   01/01/2009 to 12/31/2009...........    $10.94       $12.55           8,918
   01/01/2010 to 12/31/2010...........    $12.55       $14.33             228
   01/01/2011 to 12/31/2011...........    $14.33       $14.44          33,311
   01/01/2012 to 12/31/2012...........    $14.44       $16.17              49
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02       3,947,078
   01/01/2006 to 12/31/2006...........    $10.02       $10.98      39,113,352
   01/01/2007 to 12/31/2007...........    $10.98       $11.76      51,904,819
   01/01/2008 to 12/31/2008...........    $11.76       $ 7.87       5,964,367
   01/01/2009 to 12/31/2009...........    $ 7.87       $ 9.60      14,463,581
   01/01/2010 to 12/31/2010...........    $ 9.60       $10.54      11,979,057
   01/01/2011 to 12/31/2011...........    $10.54       $10.07       7,908,770
   01/01/2012 to 12/31/2012...........    $10.07       $11.12       7,770,695
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.64       5,875,082
   01/01/2007 to 12/31/2007...........    $10.64       $11.43      11,414,410
   01/01/2008 to 12/31/2008...........    $11.43       $ 7.87       2,263,776
   01/01/2009 to 12/31/2009...........    $ 7.87       $ 9.74       6,609,268
   01/01/2010 to 12/31/2010...........    $ 9.74       $10.87       6,072,487
   01/01/2011 to 12/31/2011...........    $10.87       $10.67       4,020,952
   01/01/2012 to 12/31/2012...........    $10.67       $11.90       4,181,266
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.36       $12.45         636,548
   01/01/2004 to 12/31/2004...........    $12.45       $13.25         715,598
   01/01/2005 to 12/02/2005...........    $13.25       $15.17               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.79       $12.11         667,395
   01/01/2004 to 12/31/2004...........    $12.11       $13.07       1,011,796
   01/01/2005 to 12/02/2005...........    $13.07       $14.43               0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.89       $12.50         846,118
   01/01/2004 to 12/31/2004...........    $12.50       $13.80       2,219,323
   01/01/2005 to 12/31/2005...........    $13.80       $14.17       2,300,793
   01/01/2006 to 12/31/2006...........    $14.17       $16.24       2,456,510
   01/01/2007 to 12/31/2007...........    $16.24       $15.92       1,963,249
   01/01/2008 to 12/31/2008...........    $15.92       $10.19         312,153
   01/01/2009 to 12/31/2009...........    $10.19       $11.77         623,594
   01/01/2010 to 12/31/2010...........    $11.77       $13.15         553,750
   01/01/2011 to 12/31/2011...........    $13.15       $13.36         416,102
   01/01/2012 to 05/04/2012...........    $13.36       $14.50               0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03         848,018
   01/01/2006 to 12/31/2006...........    $10.03       $10.87       8,676,554
   01/01/2007 to 12/31/2007...........    $10.87       $11.63      15,085,032
   01/01/2008 to 12/31/2008...........    $11.63       $ 8.14       2,928,413
   01/01/2009 to 12/31/2009...........    $ 8.14       $ 9.84      12,578,640
   01/01/2010 to 12/31/2010...........    $ 9.84       $10.84      10,206,458
   01/01/2011 to 12/31/2011...........    $10.84       $10.51       6,583,634
   01/01/2012 to 12/31/2012...........    $10.51       $11.60       6,921,821
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.15         467,866
   01/01/2012 to 12/31/2012...........    $ 9.15       $10.05         651,421
AST BLACKROCK VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.98       $12.39         583,969
   01/01/2004 to 12/31/2004...........    $12.39       $14.36       1,347,344
   01/01/2005 to 12/31/2005...........    $14.36       $15.41       1,705,077
   01/01/2006 to 12/31/2006...........    $15.41       $18.40       3,383,186
   01/01/2007 to 12/31/2007...........    $18.40       $18.26       4,050,104
   01/01/2008 to 12/31/2008...........    $18.26       $11.23         341,799
   01/01/2009 to 12/31/2009...........    $11.23       $13.03       1,308,929
   01/01/2010 to 12/31/2010...........    $13.03       $14.37         827,377
   01/01/2011 to 12/31/2011...........    $14.37       $14.03         389,478
   01/01/2012 to 12/31/2012...........    $14.03       $15.61         374,123
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.37               0
   01/01/2010 to 12/31/2010...........    $ 9.37       $10.16               0
   01/01/2011 to 12/31/2011...........    $10.16       $10.93               0
   01/01/2012 to 12/31/2012...........    $10.93       $11.17               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.78               0
   01/01/2010 to 12/31/2010...........    $ 8.78       $ 9.63               0
   01/01/2011 to 12/31/2011...........    $ 9.63       $11.22               0
   01/01/2012 to 12/31/2012...........    $11.22       $11.70               0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01       4,889,286
   01/01/2006 to 12/31/2006...........    $10.01       $11.16      49,970,238
   01/01/2007 to 12/31/2007...........    $11.16       $12.01      67,852,631
   01/01/2008 to 12/31/2008...........    $12.01       $ 7.66       5,862,125
   01/01/2009 to 12/31/2009...........    $ 7.66       $ 9.42      19,005,047
   01/01/2010 to 12/31/2010...........    $ 9.42       $10.48      14,233,361
   01/01/2011 to 12/31/2011...........    $10.48       $10.03       8,170,145
   01/01/2012 to 12/31/2012...........    $10.03       $11.19       8,804,452
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.04         236,496
   01/01/2008 to 12/31/2008...........    $10.04       $ 7.13         555,997
   01/01/2009 to 12/31/2009...........    $ 7.13       $ 8.63       2,983,186
   01/01/2010 to 12/31/2010...........    $ 8.63       $ 9.48       2,961,766
   01/01/2011 to 12/31/2011...........    $ 9.48       $ 9.13       1,841,127
   01/01/2012 to 12/31/2012...........    $ 9.13       $ 9.88       1,885,971
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.33       $13.92       1,376,696
   01/01/2004 to 12/31/2004...........    $13.92       $18.84       2,863,749
   01/01/2005 to 12/31/2005...........    $18.84       $21.22       2,826,660
   01/01/2006 to 12/31/2006...........    $21.22       $28.47       3,649,289
   01/01/2007 to 12/31/2007...........    $28.47       $22.36       1,894,036
   01/01/2008 to 12/31/2008...........    $22.36       $14.25         211,987
   01/01/2009 to 12/31/2009...........    $14.25       $18.44         608,819
   01/01/2010 to 12/31/2010...........    $18.44       $23.28         512,414
   01/01/2011 to 12/31/2011...........    $23.28       $24.34         235,353
   01/01/2012 to 12/31/2012...........    $24.34       $27.54         235,540
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.08       $14.19         434,509
   01/01/2004 to 12/31/2004...........    $14.19       $17.00       1,054,696
   01/01/2005 to 12/31/2005...........    $17.00       $16.87       1,206,635
   01/01/2006 to 12/31/2006...........    $16.87       $19.85       1,198,888
   01/01/2007 to 12/31/2007...........    $19.85       $16.02         906,203
   01/01/2008 to 07/18/2008...........    $16.02       $14.65               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.86       $16.40       2,615,505
   01/01/2004 to 12/31/2004...........    $16.40       $19.79       5,192,694
   01/01/2005 to 12/31/2005...........    $19.79       $21.25       6,965,263
   01/01/2006 to 12/31/2006...........    $21.25       $23.54       5,683,317
   01/01/2007 to 12/31/2007...........    $23.54       $25.68       5,023,880
   01/01/2008 to 12/31/2008...........    $25.68       $14.08         535,803
   01/01/2009 to 12/31/2009...........    $14.08       $18.33       1,908,786
   01/01/2010 to 12/31/2010...........    $18.33       $23.83       1,310,855
   01/01/2011 to 12/31/2011...........    $23.83       $20.32         619,637
   01/01/2012 to 12/31/2012...........    $20.32       $23.93         575,209
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.00          29,652
   01/01/2008 to 12/31/2008...........    $10.00       $ 7.14         352,019
   01/01/2009 to 12/31/2009...........    $ 7.14       $ 8.49         944,364
   01/01/2010 to 12/31/2010...........    $ 8.49       $ 9.44         942,799
   01/01/2011 to 12/31/2011...........    $ 9.44       $ 9.03         721,380
   01/01/2012 to 12/31/2012...........    $ 9.03       $10.07         864,345
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.56       4,290,735
   01/01/2007 to 12/31/2007...........    $10.56       $11.24      10,546,291
   01/01/2008 to 12/31/2008...........    $11.24       $ 7.23       1,873,344
   01/01/2009 to 12/31/2009...........    $ 7.23       $ 8.78       6,315,685
   01/01/2010 to 12/31/2010...........    $ 8.78       $ 9.85       5,754,917
   01/01/2011 to 12/31/2011...........    $ 9.85       $ 9.52       3,704,169
   01/01/2012 to 12/31/2012...........    $ 9.52       $10.33       3,876,960
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.46       4,431,545
   01/01/2007 to 12/31/2007...........    $10.46       $11.43      11,110,354
   01/01/2008 to 12/31/2008...........    $11.43       $ 6.65       2,024,904
   01/01/2009 to 12/31/2009...........    $ 6.65       $ 8.22      11,586,741
   01/01/2010 to 12/31/2010...........    $ 8.22       $ 9.59      10,424,536
   01/01/2011 to 12/31/2011...........    $ 9.59       $ 8.83       6,056,736
   01/01/2012 to 12/31/2012...........    $ 8.83       $ 9.78       6,636,157
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.46         132,356
   01/01/2009 to 11/13/2009...........    $ 7.46       $ 8.33               0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.73       2,748,118
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.11          13,259
   01/01/2009 to 12/31/2009...........    $ 6.11       $ 8.09         144,868
   01/01/2010 to 12/31/2010...........    $ 8.09       $ 9.54         136,521
   01/01/2011 to 12/31/2011...........    $ 9.54       $ 8.89          92,327
   01/01/2012 to 12/31/2012...........    $ 8.89       $11.06         188,259

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.46       $11.63         715,845
   01/01/2004 to 12/31/2004...........    $11.63       $11.83       1,641,544
   01/01/2005 to 12/31/2005...........    $11.83       $11.99       1,573,426
   01/01/2006 to 12/31/2006...........    $11.99       $12.94       1,596,091
   01/01/2007 to 12/31/2007...........    $12.94       $14.46       1,802,097
   01/01/2008 to 12/31/2008...........    $14.46       $ 8.47         238,285
   01/01/2009 to 12/31/2009...........    $ 8.47       $12.42         976,510
   01/01/2010 to 12/31/2010...........    $12.42       $13.44         745,146
   01/01/2011 to 12/31/2011...........    $13.44       $12.66         232,569
   01/01/2012 to 12/31/2012...........    $12.66       $14.88         242,001
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.83       $12.77      13,386,166
   01/01/2004 to 12/31/2004...........    $12.77       $13.91      27,268,222
   01/01/2005 to 12/31/2005...........    $13.91       $14.30      38,456,039
   01/01/2006 to 12/31/2006...........    $14.30       $16.45      27,267,301
   01/01/2007 to 12/31/2007...........    $16.45       $16.96      23,014,737
   01/01/2008 to 12/31/2008...........    $16.96       $ 9.87       2,971,743
   01/01/2009 to 12/31/2009...........    $ 9.87       $11.54       9,326,038
   01/01/2010 to 12/31/2010...........    $11.54       $12.78       6,998,680
   01/01/2011 to 12/31/2011...........    $12.78       $11.84       3,277,745
   01/01/2012 to 12/31/2012...........    $11.84       $13.90       3,174,914
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.87       $12.75       2,379,820
   01/01/2004 to 12/31/2004...........    $12.75       $14.55       5,139,643
   01/01/2005 to 12/31/2005...........    $14.55       $14.95       6,665,807
   01/01/2006 to 12/31/2006...........    $14.95       $15.59       5,183,278
   01/01/2007 to 12/31/2007...........    $15.59       $18.25       4,551,679
   01/01/2008 to 12/31/2008...........    $18.25       $10.60         495,545
   01/01/2009 to 12/31/2009...........    $10.60       $16.34       1,836,792
   01/01/2010 to 12/31/2010...........    $16.34       $19.21       1,199,578
   01/01/2011 to 12/31/2011...........    $19.21       $18.28         516,180
   01/01/2012 to 12/31/2012...........    $18.28       $21.45         505,518
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.09       $13.97         102,500
   01/01/2004 to 12/31/2004...........    $13.97       $16.47         222,905
   01/01/2005 to 12/31/2005...........    $16.47       $16.96         225,717
   01/01/2006 to 12/31/2006...........    $16.96       $19.51         195,692
   01/01/2007 to 12/31/2007...........    $19.51       $18.16         161,243
   01/01/2008 to 12/31/2008...........    $18.16       $13.07          48,498
   01/01/2009 to 12/31/2009...........    $13.07       $16.26         302,214
   01/01/2010 to 12/31/2010...........    $16.26       $20.22         300,723
   01/01/2011 to 12/31/2011...........    $20.22       $20.10         141,768
   01/01/2012 to 12/31/2012...........    $20.10       $22.81         147,190

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HIGH YIELD PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.26       $12.24       3,684,174
   01/01/2004 to 12/31/2004...........    $12.24       $13.34       4,901,936
   01/01/2005 to 12/31/2005...........    $13.34       $13.23       4,036,186
   01/01/2006 to 12/31/2006...........    $13.23       $14.33       3,605,228
   01/01/2007 to 12/31/2007...........    $14.33       $14.40       3,381,681
   01/01/2008 to 12/31/2008...........    $14.40       $10.52       1,130,915
   01/01/2009 to 12/31/2009...........    $10.52       $13.99       2,187,551
   01/01/2010 to 12/31/2010...........    $13.99       $15.58       1,822,975
   01/01/2011 to 12/31/2011...........    $15.58       $15.76       1,332,047
   01/01/2012 to 12/31/2012...........    $15.76       $17.61       1,315,319
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.17          45,831
   01/01/2008 to 12/31/2008...........    $10.17       $ 7.56         423,008
   01/01/2009 to 12/31/2009...........    $ 7.56       $ 9.15       2,253,800
   01/01/2010 to 12/31/2010...........    $ 9.15       $10.02       2,198,784
   01/01/2011 to 12/31/2011...........    $10.02       $ 9.78       1,593,260
   01/01/2012 to 12/31/2012...........    $ 9.78       $10.56       1,792,450
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.72       $13.35       6,498,151
   01/01/2004 to 12/31/2004...........    $13.35       $15.21      15,481,627
   01/01/2005 to 12/31/2005...........    $15.21       $17.40      18,939,826
   01/01/2006 to 12/31/2006...........    $17.40       $20.65      13,631,389
   01/01/2007 to 12/31/2007...........    $20.65       $24.11      11,406,256
   01/01/2008 to 12/31/2008...........    $24.11       $11.77       1,436,169
   01/01/2009 to 12/31/2009...........    $11.77       $15.62       4,557,297
   01/01/2010 to 12/31/2010...........    $15.62       $17.55       3,251,694
   01/01/2011 to 12/31/2011...........    $17.55       $14.99       1,512,624
   01/01/2012 to 12/31/2012...........    $14.99       $17.70       1,436,397
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.79       $12.86         368,945
   01/01/2004 to 12/31/2004...........    $12.86       $15.27         810,108
   01/01/2005 to 12/31/2005...........    $15.27       $17.04       1,137,254
   01/01/2006 to 12/31/2006...........    $17.04       $21.30       1,933,054
   01/01/2007 to 12/31/2007...........    $21.30       $24.61       2,704,506
   01/01/2008 to 12/31/2008...........    $24.61       $13.52         254,922
   01/01/2009 to 12/31/2009...........    $13.52       $17.31         702,587
   01/01/2010 to 12/31/2010...........    $17.31       $18.86         458,110
   01/01/2011 to 12/31/2011...........    $18.86       $16.18         222,180
   01/01/2012 to 12/31/2012...........    $16.18       $18.52         226,039
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.00       $10.71      14,181,642
   01/01/2009 to 12/31/2009...........    $10.71       $11.69       5,092,409
   01/01/2010 to 12/31/2010...........    $11.69       $12.71       2,342,766
   01/01/2011 to 12/31/2011...........    $12.71       $14.02      10,709,989
   01/01/2012 to 12/31/2012...........    $14.02       $15.05       5,652,714

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.19         31,179
   01/01/2008 to 12/31/2008...........    $10.19       $ 6.92        227,790
   01/01/2009 to 12/31/2009...........    $ 6.92       $ 8.60      1,770,969
   01/01/2010 to 12/31/2010...........    $ 8.60       $ 9.61      1,853,130
   01/01/2011 to 12/31/2011...........    $ 9.61       $ 9.37      1,130,059
   01/01/2012 to 12/31/2012...........    $ 9.37       $10.44      1,086,303
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.94       $11.65        155,865
   01/01/2004 to 12/31/2004...........    $11.65       $12.70        278,657
   01/01/2005 to 12/31/2005...........    $12.70       $13.32        481,111
   01/01/2006 to 12/31/2006...........    $13.32       $14.52        602,700
   01/01/2007 to 12/31/2007...........    $14.52       $14.52      2,384,671
   01/01/2008 to 12/31/2008...........    $14.52       $11.74      1,649,747
   01/01/2009 to 12/31/2009...........    $11.74       $14.05      4,201,539
   01/01/2010 to 12/31/2010...........    $14.05       $14.79      3,774,526
   01/01/2011 to 12/31/2011...........    $14.79       $14.54      2,478,160
   01/01/2012 to 12/31/2012...........    $14.54       $15.80      2,505,973
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.29         11,476
   01/01/2010 to 12/31/2010...........    $10.29       $11.23         39,108
   01/01/2011 to 12/31/2011...........    $11.23       $11.09         45,177
   01/01/2012 to 12/31/2012...........    $11.09       $12.54         82,848
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.30          4,269
   01/01/2010 to 12/31/2010...........    $10.30       $11.49         81,163
   01/01/2011 to 12/31/2011...........    $11.49       $10.61         59,241
   01/01/2012 to 12/31/2012...........    $10.61       $11.78         41,902
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.95       $12.75        936,678
   01/01/2004 to 12/31/2004...........    $12.75       $14.65      2,064,681
   01/01/2005 to 12/31/2005...........    $14.65       $15.96      3,524,141
   01/01/2006 to 12/31/2006...........    $15.96       $19.22      4,137,771
   01/01/2007 to 12/31/2007...........    $19.22       $20.63      4,026,621
   01/01/2008 to 12/31/2008...........    $20.63       $11.87        385,911
   01/01/2009 to 12/31/2009...........    $11.87       $15.82      1,088,419
   01/01/2010 to 12/31/2010...........    $15.82       $16.63        754,417
   01/01/2011 to 12/31/2011...........    $16.63       $14.82        455,543
   01/01/2012 to 12/31/2012...........    $14.82       $17.72        433,132
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.90       $11.65        651,074
   01/01/2004 to 12/31/2004...........    $11.65       $13.19      1,916,775
   01/01/2005 to 12/31/2005...........    $13.19       $13.78      3,227,693
   01/01/2006 to 12/31/2006...........    $13.78       $16.01      3,946,641
   01/01/2007 to 12/31/2007...........    $16.01       $15.23      3,212,276
   01/01/2008 to 12/31/2008...........    $15.23       $ 8.74        510,220
   01/01/2009 to 12/31/2009...........    $ 8.74       $10.25      1,270,505
   01/01/2010 to 12/31/2010...........    $10.25       $11.37        929,620
   01/01/2011 to 12/31/2011...........    $11.37       $10.69        467,092
   01/01/2012 to 12/31/2012...........    $10.69       $12.26        472,202

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.23       $11.92       4,628,945
   01/01/2004 to 12/31/2004...........    $11.92       $12.56       7,337,467
   01/01/2005 to 12/31/2005...........    $12.56       $12.46      11,711,617
   01/01/2006 to 12/31/2006...........    $12.46       $13.43       9,529,259
   01/01/2007 to 12/31/2007...........    $13.43       $13.97       8,088,124
   01/01/2008 to 12/31/2008...........    $13.97       $10.52       1,849,304
   01/01/2009 to 12/31/2009...........    $10.52       $13.89       3,476,917
   01/01/2010 to 12/31/2010...........    $13.89       $15.45       2,308,003
   01/01/2011 to 12/31/2011...........    $15.45       $16.70       1,512,620
   01/01/2012 to 12/31/2012...........    $16.70       $17.36       1,485,320
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.51       $12.30      14,975,841
   01/01/2004 to 12/31/2004...........    $12.30       $13.95      30,793,077
   01/01/2005 to 12/31/2005...........    $13.95       $14.62      41,075,737
   01/01/2006 to 12/31/2006...........    $14.62       $15.38      33,382,333
   01/01/2007 to 12/31/2007...........    $15.38       $17.35      28,678,496
   01/01/2008 to 12/31/2008...........    $17.35       $ 9.59       3,236,045
   01/01/2009 to 12/31/2009...........    $ 9.59       $12.21       9,898,808
   01/01/2010 to 12/31/2010...........    $12.21       $14.34       7,065,215
   01/01/2011 to 12/31/2011...........    $14.34       $13.94       3,146,426
   01/01/2012 to 12/31/2012...........    $13.94       $15.35       3,080,177
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.87       $12.31         916,888
   01/01/2004 to 12/31/2004...........    $12.31       $14.29       1,897,254
   01/01/2005 to 12/31/2005...........    $14.29       $15.08       1,417,478
   01/01/2006 to 12/31/2006...........    $15.08       $18.40       2,742,924
   01/01/2007 to 12/31/2007...........    $18.40       $19.74       1,441,407
   01/01/2008 to 12/31/2008...........    $19.74       $12.78         182,880
   01/01/2009 to 12/31/2009...........    $12.78       $16.49         431,702
   01/01/2010 to 12/31/2010...........    $16.49       $18.13         408,161
   01/01/2011 to 12/31/2011...........    $18.13       $17.23         265,817
   01/01/2012 to 12/31/2012...........    $17.23       $20.80         278,539
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.47       $11.41       2,222,614
   01/01/2004 to 12/31/2004...........    $11.41       $12.39       2,897,175
   01/01/2005 to 12/31/2005...........    $12.39       $12.93       4,272,541
   01/01/2006 to 12/31/2006...........    $12.93       $13.91       3,472,314
   01/01/2007 to 12/31/2007...........    $13.91       $15.70       2,799,781
   01/01/2008 to 12/31/2008...........    $15.70       $ 9.81         639,125
   01/01/2009 to 12/31/2009...........    $ 9.81       $11.97       1,222,987
   01/01/2010 to 12/31/2010...........    $11.97       $13.24         948,496
   01/01/2011 to 12/31/2011...........    $13.24       $12.91         532,298
   01/01/2012 to 12/31/2012...........    $12.91       $14.83         524,356

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........    $10.00       $10.19               0
AST MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.04       $13.38         727,500
   01/01/2004 to 12/31/2004...........    $13.38       $15.14       1,071,978
   01/01/2005 to 12/31/2005...........    $15.14       $15.66       1,028,350
   01/01/2006 to 12/31/2006...........    $15.66       $17.55         962,590
   01/01/2007 to 12/31/2007...........    $17.55       $17.69         819,090
   01/01/2008 to 12/31/2008...........    $17.69       $10.74         114,313
   01/01/2009 to 12/31/2009...........    $10.74       $14.63         269,317
   01/01/2010 to 12/31/2010...........    $14.63       $17.74         373,327
   01/01/2011 to 12/31/2011...........    $17.74       $16.80         177,897
   01/01/2012 to 12/31/2012...........    $16.80       $19.52         193,813
AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.99       $ 9.86       7,176,983
   01/01/2004 to 12/31/2004...........    $ 9.86       $ 9.75       8,152,893
   01/01/2005 to 12/31/2005...........    $ 9.75       $ 9.83      14,801,774
   01/01/2006 to 12/31/2006...........    $ 9.83       $10.09      17,648,852
   01/01/2007 to 12/31/2007...........    $10.09       $10.38      23,468,378
   01/01/2008 to 12/31/2008...........    $10.38       $10.44      27,759,077
   01/01/2009 to 12/31/2009...........    $10.44       $10.26      53,398,654
   01/01/2010 to 12/31/2010...........    $10.26       $10.07      22,860,112
   01/01/2011 to 12/31/2011...........    $10.07       $ 9.88      14,451,090
   01/01/2012 to 12/31/2012...........    $ 9.88       $ 9.70      12,836,983
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.98       $13.34       4,786,623
   01/01/2004 to 12/31/2004...........    $13.34       $16.08       9,335,291
   01/01/2005 to 12/31/2005...........    $16.08       $17.68      11,873,661
   01/01/2006 to 12/31/2006...........    $17.68       $19.21       9,671,239
   01/01/2007 to 12/31/2007...........    $19.21       $19.44       8,401,820
   01/01/2008 to 12/31/2008...........    $19.44       $11.01         882,120
   01/01/2009 to 12/31/2009...........    $11.01       $15.19       2,326,283
   01/01/2010 to 12/31/2010...........    $15.19       $18.39       1,733,456
   01/01/2011 to 12/31/2011...........    $18.39       $17.60         825,169
   01/01/2012 to 12/31/2012...........    $17.60       $20.22         800,864
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.07           3,542
   01/01/2012 to 12/31/2012...........    $10.07       $10.36          81,906

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.51       $12.18       1,089,649
   01/01/2004 to 12/31/2004...........    $12.18       $13.87       2,211,800
   01/01/2005 to 12/31/2005...........    $13.87       $15.44       4,381,841
   01/01/2006 to 12/31/2006...........    $15.44       $17.28       3,814,763
   01/01/2007 to 12/31/2007...........    $17.28       $20.72       4,471,479
   01/01/2008 to 12/31/2008...........    $20.72       $11.55         362,170
   01/01/2009 to 12/31/2009...........    $11.55       $14.70         811,825
   01/01/2010 to 12/31/2010...........    $14.70       $18.56         696,814
   01/01/2011 to 12/31/2011...........    $18.56       $18.51         360,080
   01/01/2012 to 12/31/2012...........    $18.51       $20.41         353,163
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.71       $14.06         480,221
   01/01/2004 to 12/31/2004...........    $14.06       $15.10         779,045
   01/01/2005 to 12/31/2005...........    $15.10       $14.87         775,839
   01/01/2006 to 12/31/2006...........    $14.87       $15.72         737,915
   01/01/2007 to 12/31/2007...........    $15.72       $18.30         790,161
   01/01/2008 to 12/31/2008...........    $18.30       $10.32          80,056
   01/01/2009 to 12/31/2009...........    $10.32       $12.40         231,173
   01/01/2010 to 12/31/2010...........    $12.40       $14.63         208,196
   01/01/2011 to 04/29/2011...........    $14.63       $16.40               0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.31         586,180
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.57          13,090
   01/01/2009 to 12/31/2009...........    $ 5.57       $ 9.09         797,469
   01/01/2010 to 12/31/2010...........    $ 9.09       $10.91         980,723
   01/01/2011 to 12/31/2011...........    $10.91       $ 8.53         312,728
   01/01/2012 to 12/31/2012...........    $ 8.53       $ 9.87         305,612
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.08       $10.22       5,152,783
   01/01/2004 to 12/31/2004...........    $10.22       $10.23      19,103,280
   01/01/2005 to 12/31/2005...........    $10.23       $10.20      31,242,913
   01/01/2006 to 12/31/2006...........    $10.20       $10.39      24,544,154
   01/01/2007 to 12/31/2007...........    $10.39       $10.88      21,419,052
   01/01/2008 to 12/31/2008...........    $10.88       $10.80       3,534,614
   01/01/2009 to 12/31/2009...........    $10.80       $11.67       9,706,559
   01/01/2010 to 12/31/2010...........    $11.67       $11.90       6,476,153
   01/01/2011 to 12/31/2011...........    $11.90       $11.93       3,945,089
   01/01/2012 to 12/31/2012...........    $11.93       $12.26       3,747,740
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.17       $10.51      16,012,778
   01/01/2004 to 12/31/2004...........    $10.51       $10.82      30,067,867
   01/01/2005 to 12/31/2005...........    $10.82       $10.88      15,662,179
   01/01/2006 to 12/31/2006...........    $10.88       $11.07      16,434,843
   01/01/2007 to 12/31/2007...........    $11.07       $11.76      17,063,089
   01/01/2008 to 12/31/2008...........    $11.76       $11.28       3,876,085
   01/01/2009 to 12/31/2009...........    $11.28       $12.89      10,257,815
   01/01/2010 to 12/31/2010...........    $12.89       $13.62       8,706,380
   01/01/2011 to 12/31/2011...........    $13.62       $13.79       5,328,814
   01/01/2012 to 12/31/2012...........    $13.79       $14.79       5,350,745

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.04        185,386
   01/01/2006 to 12/31/2006...........    $10.04       $10.63      4,511,598
   01/01/2007 to 12/31/2007...........    $10.63       $11.33      6,663,413
   01/01/2008 to 12/31/2008...........    $11.33       $ 8.95      3,907,838
   01/01/2009 to 12/31/2009...........    $ 8.95       $10.54      9,644,662
   01/01/2010 to 12/31/2010...........    $10.54       $11.44      8,283,737
   01/01/2011 to 12/31/2011...........    $11.44       $11.33      6,052,545
   01/01/2012 to 12/31/2012...........    $11.33       $12.27      6,075,309
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.07         31,164
   01/01/2012 to 12/31/2012...........    $10.07       $10.58        120,118
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.81       $12.25      2,209,334
   01/01/2004 to 12/31/2004...........    $12.25       $13.22      3,486,237
   01/01/2005 to 12/31/2005...........    $13.22       $13.43      3,733,992
   01/01/2006 to 12/31/2006...........    $13.43       $14.83      3,708,073
   01/01/2007 to 12/31/2007...........    $14.83       $14.85      3,175,733
   01/01/2008 to 12/31/2008...........    $14.85       $ 8.93        382,597
   01/01/2009 to 12/31/2009...........    $ 8.93       $10.67        731,656
   01/01/2010 to 12/31/2010...........    $10.67       $12.04        574,473
   01/01/2011 to 12/31/2011...........    $12.04       $12.22        392,036
   01/01/2012 to 12/31/2012...........    $12.22       $14.25        363,906
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.88          4,694
   01/01/2012 to 12/31/2012...........    $ 8.88       $ 9.86          8,784
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.50        225,659
   01/01/2008 to 12/31/2008...........    $11.50       $ 7.31        196,472
   01/01/2009 to 12/31/2009...........    $ 7.31       $ 9.10      1,624,864
   01/01/2010 to 12/31/2010...........    $ 9.10       $10.21      1,595,628
   01/01/2011 to 12/31/2011...........    $10.21       $ 9.77        939,114
   01/01/2012 to 12/31/2012...........    $ 9.77       $11.11      1,116,900
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.97       $11.62        930,516
   01/01/2004 to 12/31/2004...........    $11.62       $12.43      1,308,462
   01/01/2005 to 12/31/2005...........    $12.43       $12.75      1,619,987
   01/01/2006 to 12/31/2006...........    $12.75       $13.72      1,619,748
   01/01/2007 to 12/31/2007...........    $13.72       $14.66      1,487,210
   01/01/2008 to 12/31/2008...........    $14.66       $10.04        420,214
   01/01/2009 to 12/31/2009...........    $10.04       $12.55      2,934,444
   01/01/2010 to 12/31/2010...........    $12.55       $13.77      3,165,437
   01/01/2011 to 12/31/2011...........    $13.77       $13.05      1,898,541
   01/01/2012 to 12/31/2012...........    $13.05       $14.22      1,861,745

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.48       $13.50       1,059,046
   01/01/2004 to 12/31/2004...........    $13.50       $12.33       1,200,247
   01/01/2005 to 12/31/2005...........    $12.33       $12.27       1,188,972
   01/01/2006 to 12/31/2006...........    $12.27       $13.56       1,254,815
   01/01/2007 to 12/31/2007...........    $13.56       $14.25       1,144,565
   01/01/2008 to 12/31/2008...........    $14.25       $ 9.09         186,142
   01/01/2009 to 12/31/2009...........    $ 9.09       $11.94         533,421
   01/01/2010 to 12/31/2010...........    $11.94       $15.97         560,624
   01/01/2011 to 12/31/2011...........    $15.97       $15.52         229,807
   01/01/2012 to 12/31/2012...........    $15.52       $17.08         227,003
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.08       $13.43       5,824,200
   01/01/2004 to 12/31/2004...........    $13.43       $15.34      10,169,483
   01/01/2005 to 12/31/2005...........    $15.34       $16.05      12,956,155
   01/01/2006 to 12/31/2006...........    $16.05       $18.90      10,309,013
   01/01/2007 to 12/31/2007...........    $18.90       $17.50       9,534,730
   01/01/2008 to 12/31/2008...........    $17.50       $12.07       1,182,326
   01/01/2009 to 12/31/2009...........    $12.07       $15.03       3,254,841
   01/01/2010 to 12/31/2010...........    $15.03       $18.58       2,239,354
   01/01/2011 to 12/31/2011...........    $18.58       $17.14       1,034,413
   01/01/2012 to 12/31/2012...........    $17.14       $19.87         977,952
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.96       $12.12         955,716
   01/01/2004 to 12/31/2004...........    $12.12       $13.22       2,109,855
   01/01/2005 to 12/31/2005...........    $13.22       $13.57       2,860,901
   01/01/2006 to 12/31/2006...........    $13.57       $14.98       3,596,335
   01/01/2007 to 12/31/2007...........    $14.98       $15.62       5,082,784
   01/01/2008 to 12/31/2008...........    $15.62       $11.35       1,345,037
   01/01/2009 to 12/31/2009...........    $11.35       $13.82       3,356,441
   01/01/2010 to 12/31/2010...........    $13.82       $15.12       3,287,642
   01/01/2011 to 12/31/2011...........    $15.12       $15.13       2,392,994
   01/01/2012 to 12/31/2012...........    $15.13       $16.85       2,952,403
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.08       $12.69       2,277,726
   01/01/2004 to 12/31/2004...........    $12.69       $14.18       3,959,115
   01/01/2005 to 12/31/2005...........    $14.18       $14.68       3,809,638
   01/01/2006 to 12/31/2006...........    $14.68       $17.47       5,825,933
   01/01/2007 to 12/31/2007...........    $17.47       $16.53       3,601,549
   01/01/2008 to 12/31/2008...........    $16.53       $ 9.42         478,070
   01/01/2009 to 12/31/2009...........    $ 9.42       $11.44       1,136,011
   01/01/2010 to 12/31/2010...........    $11.44       $12.71         806,786
   01/01/2011 to 12/31/2011...........    $12.71       $12.27         418,041
   01/01/2012 to 12/31/2012...........    $12.27       $14.11         550,807

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.31       $11.42       1,827,606
   01/01/2004 to 12/31/2004...........    $11.42       $12.17       6,387,666
   01/01/2005 to 12/31/2005...........    $12.17       $11.40       9,677,418
   01/01/2006 to 12/31/2006...........    $11.40       $11.89       8,138,223
   01/01/2007 to 12/31/2007...........    $11.89       $12.78       8,017,458
   01/01/2008 to 12/31/2008...........    $12.78       $12.24         821,071
   01/01/2009 to 12/31/2009...........    $12.24       $13.46       2,746,643
   01/01/2010 to 12/31/2010...........    $13.46       $13.96       2,027,848
   01/01/2011 to 12/31/2011...........    $13.96       $14.26       1,038,761
   01/01/2012 to 12/31/2012...........    $14.26       $14.72       1,020,582
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.34       $11.34         717,430
   01/01/2004 to 12/31/2004...........    $11.34       $11.76       1,189,655
   01/01/2005 to 12/31/2005...........    $11.76       $13.43       1,822,385
   01/01/2006 to 12/31/2006...........    $13.43       $13.92       2,970,253
   01/01/2007 to 12/31/2007...........    $13.92       $14.78       4,140,068
   01/01/2008 to 12/31/2008...........    $14.78       $ 8.62         568,073
   01/01/2009 to 12/31/2009...........    $ 8.62       $12.96       2,116,603
   01/01/2010 to 12/31/2010...........    $12.96       $14.73       1,463,744
   01/01/2011 to 12/31/2011...........    $14.73       $14.20         705,514
   01/01/2012 to 12/31/2012...........    $14.20       $16.38         719,092
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.44       $13.67         433,891
   01/01/2004 to 12/31/2004...........    $13.67       $17.60       1,025,462
   01/01/2005 to 12/31/2005...........    $17.60       $22.69       1,968,637
   01/01/2006 to 12/31/2006...........    $22.69       $25.79       2,189,934
   01/01/2007 to 12/31/2007...........    $25.79       $35.54       3,279,733
   01/01/2008 to 12/31/2008...........    $35.54       $17.44         262,794
   01/01/2009 to 12/31/2009...........    $17.44       $25.55       1,010,081
   01/01/2010 to 12/31/2010...........    $25.55       $30.19         765,030
   01/01/2011 to 12/31/2011...........    $30.19       $25.20         406,424
   01/01/2012 to 12/31/2012...........    $25.20       $25.61         335,676
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00       1,049,203
   01/01/2006 to 12/31/2006...........    $10.00       $11.34      12,971,753
   01/01/2007 to 12/31/2007...........    $11.34       $12.19      18,793,439
   01/01/2008 to 12/31/2008...........    $12.19       $ 6.90       1,351,329
   01/01/2009 to 12/31/2009...........    $ 6.90       $ 8.69       5,450,193
   01/01/2010 to 12/31/2010...........    $ 8.69       $ 9.77       3,929,923
   01/01/2011 to 12/31/2011...........    $ 9.77       $ 9.26       1,990,025
   01/01/2012 to 12/31/2012...........    $ 9.26       $10.08       2,066,941

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.98        237,870
   01/01/2008 to 12/31/2008...........    $ 9.98       $ 9.28        494,638
   01/01/2009 to 12/31/2009...........    $ 9.28       $10.16      1,245,052
   01/01/2010 to 12/31/2010...........    $10.16       $10.74      1,455,140
   01/01/2011 to 12/31/2011...........    $10.74       $11.17      1,431,689
   01/01/2012 to 12/31/2012...........    $11.17       $11.82      1,628,650
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.42        570,911
   01/01/2006 to 12/31/2006...........    $11.42       $12.44        600,433
   01/01/2007 to 12/31/2007...........    $12.44       $13.55        536,163
   01/01/2008 to 12/31/2008...........    $13.55       $ 7.82         62,126
   01/01/2009 to 12/31/2009...........    $ 7.82       $10.73        252,846
   01/01/2010 to 07/16/2010...........    $10.73       $10.49              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003...........    $ 9.67       $12.78         76,749
   01/01/2004 to 12/31/2004...........    $12.78       $14.94        195,986
   01/01/2005 to 12/31/2005...........    $14.94       $17.01        507,584
   01/01/2006 to 12/31/2006...........    $17.01       $20.55        657,265
   01/01/2007 to 12/31/2007...........    $20.55       $23.18        857,755
   01/01/2008 to 12/31/2008...........    $23.18       $13.30         91,276
   01/01/2009 to 12/31/2009...........    $13.30       $15.13        216,498
   01/01/2010 to 07/16/2010...........    $15.13       $14.36              0
EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003...........        --       $13.21         56,002
   01/01/2004 to 12/31/2004...........    $13.21       $13.89        387,492
   01/01/2005 to 12/31/2005...........    $13.89       $14.15        294,327
   01/01/2006 to 12/31/2006...........    $14.15       $14.72        208,342
   01/01/2007 to 12/31/2007...........    $14.72       $16.16        187,651
   01/01/2008 to 12/31/2008...........    $16.16       $11.54         17,862
   01/01/2009 to 12/31/2009...........    $11.54       $16.30        165,600
   01/01/2010 to 07/16/2010...........    $16.30       $15.21              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.17            467
   01/01/2004 to 12/31/2004...........    $13.17       $14.39             28
   01/01/2005 to 12/31/2005...........    $14.39       $14.20              0
   01/01/2006 to 12/31/2006...........    $14.20       $14.49              0
   01/01/2007 to 12/31/2007...........    $14.49       $15.02        275,455
   01/01/2008 to 12/31/2008...........    $15.02       $ 8.28         20,228
   01/01/2009 to 12/31/2009...........    $ 8.28       $10.46        137,254
   01/01/2010 to 12/31/2010...........    $10.46       $12.21         95,631
   01/01/2011 to 12/31/2011...........    $12.21       $10.67         29,159
   01/01/2012 to 12/31/2012...........    $10.67       $11.91         28,180

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.63        896,856
   01/01/2009 to 12/31/2009...........    $ 6.63       $ 8.46      3,792,425
   01/01/2010 to 12/31/2010...........    $ 8.46       $ 9.15      4,323,043
   01/01/2011 to 12/31/2011...........    $ 9.15       $ 8.83      2,669,570
   01/01/2012 to 09/21/2012...........    $ 8.83       $ 9.87              0
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.83        303,452
   01/01/2005 to 12/31/2005...........    $11.83       $12.78        556,109
   01/01/2006 to 12/31/2006...........    $12.78       $17.36      1,821,678
   01/01/2007 to 12/31/2007...........    $17.36       $19.30      2,474,002
   01/01/2008 to 12/31/2008...........    $19.30       $10.84        182,104
   01/01/2009 to 12/31/2009...........    $10.84       $14.99        401,863
   01/01/2010 to 12/31/2010...........    $14.99       $16.14        280,535
   01/01/2011 to 12/31/2011...........    $16.14       $14.65        119,156
   01/01/2012 to 12/31/2012...........    $14.65       $18.01        125,039
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.16         60,367
   01/01/2012 to 04/27/2012...........    $ 8.16       $ 9.24              0
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.11         62,232
   01/01/2012 to 12/31/2012...........    $ 9.11       $10.61         79,481
INVESCO V.I. DYNAMICS FUND - SERIES I
   01/01/2003 to 12/31/2003...........    $ 9.70       $13.12        634,308
   01/01/2004 to 12/31/2004...........    $13.12       $14.59        590,157
   01/01/2005 to 12/31/2005...........    $14.59       $15.85        469,230
   01/01/2006 to 12/31/2006...........    $15.85       $18.05        557,322
   01/01/2007 to 12/31/2007...........    $18.05       $19.86        488,870
   01/01/2008 to 12/31/2008...........    $19.86       $10.12         27,103
   01/01/2009 to 12/31/2009...........    $10.12       $14.14        151,229
   01/01/2010 to 12/31/2010...........    $14.14       $17.17        132,460
   01/01/2011 to 04/29/2011...........    $17.17       $19.11              0
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
   01/01/2003 to 12/31/2003...........    $ 9.92       $12.61        200,360
   01/01/2004 to 12/31/2004...........    $12.61       $13.44        387,921
   01/01/2005 to 12/31/2005...........    $13.44       $13.97        657,120
   01/01/2006 to 12/31/2006...........    $13.97       $15.96        721,032
   01/01/2007 to 12/31/2007...........    $15.96       $12.17        504,736
   01/01/2008 to 12/31/2008...........    $12.17       $ 4.84         62,197
   01/01/2009 to 12/31/2009...........    $ 4.84       $ 6.05        465,655
   01/01/2010 to 12/31/2010...........    $ 6.05       $ 6.55        230,042
   01/01/2011 to 04/29/2011...........    $ 6.55       $ 6.91              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
   01/01/2003 to 12/31/2003...........    $ 9.51       $11.93        381,478
   01/01/2004 to 12/31/2004...........    $11.93       $12.58        578,826
   01/01/2005 to 12/31/2005...........    $12.58       $13.35        902,299
   01/01/2006 to 12/31/2006...........    $13.35       $13.78        933,835
   01/01/2007 to 12/31/2007...........    $13.78       $15.12        891,556
   01/01/2008 to 12/31/2008...........    $15.12       $10.59        107,935
   01/01/2009 to 12/31/2009...........    $10.59       $13.26        147,445
   01/01/2010 to 12/31/2010...........    $13.26       $13.70        216,159
   01/01/2011 to 12/31/2011...........    $13.70       $13.97         94,482
   01/01/2012 to 12/31/2012...........    $13.97       $16.57         93,362
INVESCO V.I. TECHNOLOGY FUND - SERIES I
   01/01/2003 to 12/31/2003...........        --       $13.35          3,695
   01/01/2004 to 12/31/2004...........    $13.35       $13.71          5,184
   01/01/2005 to 12/31/2005...........    $13.71       $13.74          3,938
   01/01/2006 to 12/31/2006...........    $13.74       $14.89            770
   01/01/2007 to 12/31/2007...........    $14.89       $15.73            984
   01/01/2008 to 12/31/2008...........    $15.73       $ 8.56            207
   01/01/2009 to 12/31/2009...........    $ 8.56       $13.22            207
   01/01/2010 to 12/31/2010...........    $13.22       $15.74            813
   01/01/2011 to 12/31/2011...........    $15.74       $14.66            207
   01/01/2012 to 12/31/2012...........    $14.66       $16.00            207
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
   04/27/2012* to 12/31/2012..........    $10.05       $ 9.75         52,823
NASDAQ TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.64          1,635
   01/01/2005 to 12/31/2005...........    $10.64       $10.78              0
   01/01/2006 to 12/31/2006...........    $10.78       $11.52              0
   01/01/2007 to 12/31/2007...........    $11.52       $13.75             72
   01/01/2008 to 12/31/2008...........    $13.75       $ 6.63             71
   01/01/2009 to 12/31/2009...........    $ 6.63       $ 7.60          1,772
   01/01/2010 to 12/31/2010...........    $ 7.60       $ 9.72          4,210
   01/01/2011 to 12/31/2011...........    $ 9.72       $ 9.66          2,502
   01/01/2012 to 12/31/2012...........    $ 9.66       $10.71          2,481
NVIT DEVELOPING MARKETS FUND
   01/01/2003 to 12/31/2003...........    $ 9.93       $15.56        415,864
   01/01/2004 to 12/31/2004...........    $15.56       $18.29        934,258
   01/01/2005 to 12/31/2005...........    $18.29       $23.59      1,611,360
   01/01/2006 to 12/31/2006...........    $23.59       $31.15      1,615,174
   01/01/2007 to 12/31/2007...........    $31.15       $43.85      2,054,253
   01/01/2008 to 12/31/2008...........    $43.85       $18.13        159,425
   01/01/2009 to 12/31/2009...........    $18.13       $28.85        729,367
   01/01/2010 to 12/31/2010...........    $28.85       $32.87        440,198
   01/01/2011 to 12/31/2011...........    $32.87       $25.02        149,496
   01/01/2012 to 12/31/2012...........    $25.02       $28.66        152,795

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ASIA 30
   01/01/2003 to 12/31/2003...........    $ 9.86       $15.96        131,276
   01/01/2004 to 12/31/2004...........    $15.96       $15.57        253,337
   01/01/2005 to 12/31/2005...........    $15.57       $18.26        481,366
   01/01/2006 to 12/31/2006...........    $18.26       $24.95      1,003,276
   01/01/2007 to 12/31/2007...........    $24.95       $36.16      1,525,658
   01/01/2008 to 12/31/2008...........    $36.16       $17.44        151,279
   01/01/2009 to 12/31/2009...........    $17.44       $26.38        378,449
   01/01/2010 to 12/31/2010...........    $26.38       $29.48        181,972
   01/01/2011 to 12/31/2011...........    $29.48       $21.12         44,173
   01/01/2012 to 12/31/2012...........    $21.12       $23.92         48,923
PROFUND VP BANKS
   01/01/2003 to 12/31/2003...........    $10.13       $12.86         34,962
   01/01/2004 to 12/31/2004...........    $12.86       $14.10        171,696
   01/01/2005 to 12/31/2005...........    $14.10       $13.82        112,934
   01/01/2006 to 12/31/2006...........    $13.82       $15.64         92,471
   01/01/2007 to 12/31/2007...........    $15.64       $11.16        176,483
   01/01/2008 to 12/31/2008...........    $11.16       $ 5.81         91,686
   01/01/2009 to 12/31/2009...........    $ 5.81       $ 5.46        116,680
   01/01/2010 to 12/31/2010...........    $ 5.46       $ 5.80         75,968
   01/01/2011 to 12/31/2011...........    $ 5.80       $ 4.17         27,599
   01/01/2012 to 12/31/2012...........    $ 4.17       $ 5.45        229,721
PROFUND VP BASIC MATERIALS
   01/01/2003 to 12/31/2003...........    $10.34       $13.35        100,189
   01/01/2004 to 12/31/2004...........    $13.35       $14.43        170,212
   01/01/2005 to 12/31/2005...........    $14.43       $14.50        365,503
   01/01/2006 to 12/31/2006...........    $14.50       $16.43        293,534
   01/01/2007 to 12/31/2007...........    $16.43       $21.07      1,087,523
   01/01/2008 to 12/31/2008...........    $21.07       $10.04        122,266
   01/01/2009 to 12/31/2009...........    $10.04       $15.99        466,614
   01/01/2010 to 12/31/2010...........    $15.99       $20.35        272,281
   01/01/2011 to 12/31/2011...........    $20.35       $16.74         75,424
   01/01/2012 to 12/31/2012...........    $16.74       $17.81         53,942
PROFUND VP BEAR
   01/01/2003 to 12/31/2003...........    $10.13       $ 7.49        716,467
   01/01/2004 to 12/31/2004...........    $ 7.49       $ 6.60        289,105
   01/01/2005 to 12/31/2005...........    $ 6.60       $ 6.38        723,316
   01/01/2006 to 12/31/2006...........    $ 6.38       $ 5.79        672,760
   01/01/2007 to 12/31/2007...........    $ 5.79       $ 5.71        904,581
   01/01/2008 to 12/31/2008...........    $ 5.71       $ 7.84        733,382
   01/01/2009 to 12/31/2009...........    $ 7.84       $ 5.55        737,550
   01/01/2010 to 12/31/2010...........    $ 5.55       $ 4.48        409,072
   01/01/2011 to 12/31/2011...........    $ 4.48       $ 4.00        415,057
   01/01/2012 to 12/31/2012...........    $ 4.00       $ 3.27        250,861

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BIOTECHNOLOGY
   01/01/2003 to 12/31/2003...........        --       $13.53            847
   01/01/2004 to 12/31/2004...........    $13.53       $14.56          5,878
   01/01/2005 to 12/31/2005...........    $14.56       $17.03          3,291
   01/01/2006 to 12/31/2006...........    $17.03       $16.02          1,562
   01/01/2007 to 12/31/2007...........    $16.02       $15.54          2,486
   01/01/2008 to 12/31/2008...........    $15.54       $15.52          3,643
   01/01/2009 to 12/31/2009...........    $15.52       $15.79          2,954
   01/01/2010 to 12/31/2010...........    $15.79       $16.28          5,535
   01/01/2011 to 12/31/2011...........    $16.28       $17.02             59
   01/01/2012 to 12/31/2012...........    $17.02       $23.50             62
PROFUND VP BULL
   01/01/2003 to 12/31/2003...........    $ 9.75       $12.01        708,248
   01/01/2004 to 12/31/2004...........    $12.01       $12.82      2,052,501
   01/01/2005 to 12/31/2005...........    $12.82       $12.92      1,393,666
   01/01/2006 to 12/31/2006...........    $12.92       $14.41      2,159,049
   01/01/2007 to 12/31/2007...........    $14.41       $14.64        976,951
   01/01/2008 to 12/31/2008...........    $14.64       $ 8.95        561,382
   01/01/2009 to 12/31/2009...........    $ 8.95       $10.92        716,247
   01/01/2010 to 12/31/2010...........    $10.92       $12.06        491,331
   01/01/2011 to 12/31/2011...........    $12.06       $11.83        340,742
   01/01/2012 to 12/31/2012...........    $11.83       $13.21        214,190
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.90       $11.51         12,720
   01/01/2004 to 12/31/2004...........    $11.51       $12.33        102,706
   01/01/2005 to 12/31/2005...........    $12.33       $12.06        109,443
   01/01/2006 to 12/31/2006...........    $12.06       $13.32        197,910
   01/01/2007 to 12/31/2007...........    $13.32       $14.06        542,445
   01/01/2008 to 12/31/2008...........    $14.06       $10.11         50,304
   01/01/2009 to 12/31/2009...........    $10.11       $12.05        157,974
   01/01/2010 to 12/31/2010...........    $12.05       $13.88        155,879
   01/01/2011 to 12/31/2011...........    $13.88       $14.56         82,160
   01/01/2012 to 12/31/2012...........    $14.56       $15.83         58,155
PROFUND VP CONSUMER SERVICES
   01/01/2003 to 12/31/2003...........    $ 9.37       $11.66         30,700
   01/01/2004 to 12/31/2004...........    $11.66       $12.31         87,433
   01/01/2005 to 12/31/2005...........    $12.31       $11.51        104,799
   01/01/2006 to 12/31/2006...........    $11.51       $12.65        104,380
   01/01/2007 to 12/31/2007...........    $12.65       $11.38         77,328
   01/01/2008 to 12/31/2008...........    $11.38       $ 7.66         25,750
   01/01/2009 to 12/31/2009...........    $ 7.66       $ 9.83        116,902
   01/01/2010 to 12/31/2010...........    $ 9.83       $11.71         56,637
   01/01/2011 to 12/31/2011...........    $11.71       $12.12         38,322
   01/01/2012 to 12/31/2012...........    $12.12       $14.51         53,104

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP EUROPE 30
   01/01/2003 to 12/31/2003...........    $ 9.70       $13.20        158,208
   01/01/2004 to 12/31/2004...........    $13.20       $14.80        313,111
   01/01/2005 to 12/31/2005...........    $14.80       $15.69        409,618
   01/01/2006 to 12/31/2006...........    $15.69       $18.09        676,494
   01/01/2007 to 12/31/2007...........    $18.09       $20.33      1,035,608
   01/01/2008 to 12/31/2008...........    $20.33       $11.17         59,187
   01/01/2009 to 12/31/2009...........    $11.17       $14.50        333,618
   01/01/2010 to 12/31/2010...........    $14.50       $14.60        194,858
   01/01/2011 to 12/31/2011...........    $14.60       $13.05         45,440
   01/01/2012 to 12/31/2012...........    $13.05       $14.92         72,605
PROFUND VP FINANCIALS
   01/01/2003 to 12/31/2003...........    $ 9.84       $12.45        134,420
   01/01/2004 to 12/31/2004...........    $12.45       $13.48        323,190
   01/01/2005 to 12/31/2005...........    $13.48       $13.75        556,707
   01/01/2006 to 12/31/2006...........    $13.75       $15.83        679,764
   01/01/2007 to 12/31/2007...........    $15.83       $12.56        500,665
   01/01/2008 to 12/31/2008...........    $12.56       $ 6.09        230,957
   01/01/2009 to 12/31/2009...........    $ 6.09       $ 6.87        257,126
   01/01/2010 to 12/31/2010...........    $ 6.87       $ 7.48        151,486
   01/01/2011 to 12/31/2011...........    $ 7.48       $ 6.32         63,803
   01/01/2012 to 12/31/2012...........    $ 6.32       $ 7.74         94,736
PROFUND VP HEALTH CARE
   01/01/2003 to 12/31/2003...........    $ 9.59       $11.05        244,228
   01/01/2004 to 12/31/2004...........    $11.05       $11.10        518,389
   01/01/2005 to 12/31/2005...........    $11.10       $11.54        974,104
   01/01/2006 to 12/31/2006...........    $11.54       $11.92      1,125,522
   01/01/2007 to 12/31/2007...........    $11.92       $12.46      1,162,766
   01/01/2008 to 12/31/2008...........    $12.46       $ 9.25         92,213
   01/01/2009 to 12/31/2009...........    $ 9.25       $10.85        241,104
   01/01/2010 to 12/31/2010...........    $10.85       $10.95        128,039
   01/01/2011 to 12/31/2011...........    $10.95       $11.83         93,411
   01/01/2012 to 12/31/2012...........    $11.83       $13.62        129,999
PROFUND VP INDUSTRIALS
   01/01/2003 to 12/31/2003...........        --       $12.85         20,601
   01/01/2004 to 12/31/2004...........    $12.85       $14.27         88,729
   01/01/2005 to 12/31/2005...........    $14.27       $14.34        113,692
   01/01/2006 to 12/31/2006...........    $14.34       $15.71         74,496
   01/01/2007 to 12/31/2007...........    $15.71       $17.22        308,521
   01/01/2008 to 12/31/2008...........    $17.22       $10.05         34,844
   01/01/2009 to 12/31/2009...........    $10.05       $12.24        133,981
   01/01/2010 to 12/31/2010...........    $12.24       $14.86        120,850
   01/01/2011 to 12/31/2011...........    $14.86       $14.31         45,982
   01/01/2012 to 12/31/2012...........    $14.31       $16.26         41,861
PROFUND VP INTERNET
   01/01/2003 to 12/31/2003...........        --       $16.67          1,210
   01/01/2004 to 12/31/2004...........    $16.67       $19.83          3,806
   01/01/2005 to 12/31/2005...........    $19.83       $20.90          2,197
   01/01/2006 to 12/31/2006...........    $20.90       $20.78            655
   01/01/2007 to 12/31/2007...........    $20.78       $22.46          1,607
   01/01/2008 to 12/31/2008...........    $22.46       $12.16          1,088
   01/01/2009 to 12/31/2009...........    $12.16       $21.14          2,242
   01/01/2010 to 12/31/2010...........    $21.14       $28.06          2,745
   01/01/2011 to 12/31/2011...........    $28.06       $25.63            274
   01/01/2012 to 12/31/2012...........    $25.63       $30.11            271

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP JAPAN
   01/01/2003 to 12/31/2003...........    $10.21       $12.70         76,553
   01/01/2004 to 12/31/2004...........    $12.70       $13.40        137,584
   01/01/2005 to 12/31/2005...........    $13.40       $18.65        930,697
   01/01/2006 to 12/31/2006...........    $18.65       $20.27        426,933
   01/01/2007 to 12/31/2007...........    $20.27       $17.90        235,339
   01/01/2008 to 12/31/2008...........    $17.90       $10.39         53,586
   01/01/2009 to 12/31/2009...........    $10.39       $11.24         84,858
   01/01/2010 to 12/31/2010...........    $11.24       $10.31         52,527
   01/01/2011 to 12/31/2011...........    $10.31       $ 8.24         20,070
   01/01/2012 to 12/31/2012...........    $ 8.24       $ 9.93         32,157
PROFUND VP LARGE-CAP GROWTH
   01/01/2004 to 12/31/2004...........        --       $10.37         18,860
   01/01/2005 to 12/31/2005...........    $10.37       $10.27        908,197
   01/01/2006 to 12/31/2006...........    $10.27       $10.99        613,182
   01/01/2007 to 12/31/2007...........    $10.99       $11.53      1,390,699
   01/01/2008 to 12/31/2008...........    $11.53       $ 7.29        168,468
   01/01/2009 to 12/31/2009...........    $ 7.29       $ 9.28        367,470
   01/01/2010 to 12/31/2010...........    $ 9.28       $10.31        215,082
   01/01/2011 to 12/31/2011...........    $10.31       $10.43        124,604
   01/01/2012 to 12/31/2012...........    $10.43       $11.53        163,329
PROFUND VP LARGE-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $10.36         36,170
   01/01/2005 to 12/31/2005...........    $10.36       $10.48      1,039,137
   01/01/2006 to 12/31/2006...........    $10.48       $12.20      1,693,382
   01/01/2007 to 12/31/2007...........    $12.20       $11.98        675,679
   01/01/2008 to 12/31/2008...........    $11.98       $ 7.00        152,477
   01/01/2009 to 12/31/2009...........    $ 7.00       $ 8.20        300,630
   01/01/2010 to 12/31/2010...........    $ 8.20       $ 9.08        629,740
   01/01/2011 to 12/31/2011...........    $ 9.08       $ 8.80         95,035
   01/01/2012 to 12/31/2012...........    $ 8.80       $ 9.96        176,960
PROFUND VP MID-CAP GROWTH
   01/01/2003 to 12/31/2003...........    $ 9.82       $12.32        295,528
   01/01/2004 to 12/31/2004...........    $12.32       $13.42        579,666
   01/01/2005 to 12/31/2005...........    $13.42       $14.65      1,210,312
   01/01/2006 to 12/31/2006...........    $14.65       $14.94        841,041
   01/01/2007 to 12/31/2007...........    $14.94       $16.38        570,618
   01/01/2008 to 12/31/2008...........    $16.38       $ 9.83         97,513
   01/01/2009 to 12/31/2009...........    $ 9.83       $13.34        210,857
   01/01/2010 to 12/31/2010...........    $13.34       $16.80        482,644
   01/01/2011 to 12/31/2011...........    $16.80       $16.01        100,490
   01/01/2012 to 12/31/2012...........    $16.01       $18.12        139,548

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP VALUE
   01/01/2003 to 12/31/2003...........    $10.06       $13.40        462,172
   01/01/2004 to 12/31/2004...........    $13.40       $15.24        626,618
   01/01/2005 to 12/31/2005...........    $15.24       $16.28        783,182
   01/01/2006 to 12/31/2006...........    $16.28       $17.93      1,262,392
   01/01/2007 to 12/31/2007...........    $17.93       $17.76        454,086
   01/01/2008 to 12/31/2008...........    $17.76       $11.10         83,877
   01/01/2009 to 12/31/2009...........    $11.10       $14.25        169,155
   01/01/2010 to 12/31/2010...........    $14.25       $16.84         89,452
   01/01/2011 to 12/31/2011...........    $16.84       $15.87        143,417
   01/01/2012 to 12/31/2012...........    $15.87       $18.15        129,093
PROFUND VP NASDAQ-100
   01/01/2003 to 12/31/2003...........    $ 9.36       $13.47        810,005
   01/01/2004 to 12/31/2004...........    $13.47       $14.34      1,807,904
   01/01/2005 to 12/31/2005...........    $14.34       $14.10      1,350,489
   01/01/2006 to 12/31/2006...........    $14.10       $14.59      1,489,774
   01/01/2007 to 12/31/2007...........    $14.59       $16.83      1,716,475
   01/01/2008 to 12/31/2008...........    $16.83       $ 9.50        103,254
   01/01/2009 to 12/31/2009...........    $ 9.50       $14.16        349,448
   01/01/2010 to 12/31/2010...........    $14.16       $16.43        299,087
   01/01/2011 to 12/31/2011...........    $16.43       $16.35        127,882
   01/01/2012 to 12/31/2012...........    $16.35       $18.64         64,730
PROFUND VP OIL & GAS
   01/01/2003 to 12/31/2003...........    $10.12       $12.14        114,553
   01/01/2004 to 12/31/2004...........    $12.14       $15.40        888,111
   01/01/2005 to 12/31/2005...........    $15.40       $19.84      1,062,333
   01/01/2006 to 12/31/2006...........    $19.84       $23.48      1,058,623
   01/01/2007 to 12/31/2007...........    $23.48       $30.51      1,299,899
   01/01/2008 to 12/31/2008...........    $30.51       $18.87        171,663
   01/01/2009 to 12/31/2009...........    $18.87       $21.38        300,174
   01/01/2010 to 12/31/2010...........    $21.38       $24.70        237,085
   01/01/2011 to 12/31/2011...........    $24.70       $24.77        123,070
   01/01/2012 to 12/31/2012...........    $24.77       $25.01         92,407
PROFUND VP PHARMACEUTICALS
   01/01/2003 to 12/31/2003...........    $ 9.63       $ 9.97         77,105
   01/01/2004 to 12/31/2004...........    $ 9.97       $ 8.88        246,789
   01/01/2005 to 12/31/2005...........    $ 8.88       $ 8.38        337,607
   01/01/2006 to 12/31/2006...........    $ 8.38       $ 9.22        472,925
   01/01/2007 to 12/31/2007...........    $ 9.22       $ 9.25        294,819
   01/01/2008 to 12/31/2008...........    $ 9.25       $ 7.31         92,405
   01/01/2009 to 12/31/2009...........    $ 7.31       $ 8.38        261,434
   01/01/2010 to 12/31/2010...........    $ 8.38       $ 8.26         77,448
   01/01/2011 to 12/31/2011...........    $ 8.26       $ 9.41         78,604
   01/01/2012 to 12/31/2012...........    $ 9.41       $10.33         69,856

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP PRECIOUS METALS
   01/01/2003 to 12/31/2003...........    $11.30       $15.44        390,896
   01/01/2004 to 12/31/2004...........    $15.44       $13.64        457,761
   01/01/2005 to 12/31/2005...........    $13.64       $16.90      1,038,247
   01/01/2006 to 12/31/2006...........    $16.90       $17.80      1,225,838
   01/01/2007 to 12/31/2007...........    $17.80       $21.38      1,371,913
   01/01/2008 to 12/31/2008...........    $21.38       $14.52        413,539
   01/01/2009 to 12/31/2009...........    $14.52       $19.28        663,361
   01/01/2010 to 12/31/2010...........    $19.28       $25.14        706,026
   01/01/2011 to 12/31/2011...........    $25.14       $19.93        304,198
   01/01/2012 to 12/31/2012...........    $19.93       $16.70        230,424
PROFUND VP REAL ESTATE
   01/01/2003 to 12/31/2003...........    $10.20       $13.33        136,941
   01/01/2004 to 12/31/2004...........    $13.33       $16.63        509,763
   01/01/2005 to 12/31/2005...........    $16.63       $17.42        419,233
   01/01/2006 to 12/31/2006...........    $17.42       $22.64        644,499
   01/01/2007 to 12/31/2007...........    $22.64       $17.85        306,812
   01/01/2008 to 12/31/2008...........    $17.85       $10.29        109,319
   01/01/2009 to 12/31/2009...........    $10.29       $12.91        152,582
   01/01/2010 to 12/31/2010...........    $12.91       $15.79         83,478
   01/01/2011 to 12/31/2011...........    $15.79       $16.22         50,790
   01/01/2012 to 12/31/2012...........    $16.22       $18.65         73,265
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2003 to 12/31/2003...........    $ 9.69       $ 9.12        445,486
   01/01/2004 to 12/31/2004...........    $ 9.12       $ 7.97      2,060,525
   01/01/2005 to 12/31/2005...........    $ 7.97       $ 7.20      1,537,480
   01/01/2006 to 12/31/2006...........    $ 7.20       $ 7.78      1,436,150
   01/01/2007 to 12/31/2007...........    $ 7.78       $ 7.24        931,257
   01/01/2008 to 12/31/2008...........    $ 7.24       $ 4.40        388,912
   01/01/2009 to 12/31/2009...........    $ 4.40       $ 5.71        583,137
   01/01/2010 to 12/31/2010...........    $ 5.71       $ 4.70        419,574
   01/01/2011 to 12/31/2011...........    $ 4.70       $ 2.88        242,940
   01/01/2012 to 12/31/2012...........    $ 2.88       $ 2.63        203,113
PROFUND VP SEMICONDUCTOR
   01/01/2003 to 12/31/2003...........        --       $15.93          3,475
   01/01/2004 to 12/31/2004...........    $15.93       $11.95          3,639
   01/01/2005 to 12/31/2005...........    $11.95       $12.73            730
   01/01/2006 to 12/31/2006...........    $12.73       $11.61            659
   01/01/2007 to 12/31/2007...........    $11.61       $12.19            744
   01/01/2008 to 12/31/2008...........    $12.19       $ 6.00             84
   01/01/2009 to 12/31/2009...........    $ 6.00       $ 9.66            238
   01/01/2010 to 12/31/2010...........    $ 9.66       $10.65             81
   01/01/2011 to 12/31/2011...........    $10.65       $10.04             75
   01/01/2012 to 12/31/2012...........    $10.04       $ 9.44             64

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT MID-CAP
   01/01/2005 to 12/31/2005...........    $ 9.70       $ 8.61              0
   01/01/2006 to 12/31/2006...........    $ 8.61       $ 8.14              0
   01/01/2007 to 12/31/2007...........    $ 8.14       $ 7.76              0
   01/01/2008 to 12/31/2008...........    $ 7.76       $10.03          3,551
   01/01/2009 to 12/31/2009...........    $10.03       $ 6.36          3,708
   01/01/2010 to 12/31/2010...........    $ 6.36       $ 4.63              0
   01/01/2011 to 12/31/2011...........    $ 4.63       $ 4.16              0
   01/01/2012 to 12/31/2012...........    $ 4.16       $ 3.31              0
PROFUND VP SHORT NASDAQ-100
   01/01/2003 to 12/31/2003...........    $10.43       $ 6.42        196,526
   01/01/2004 to 12/31/2004...........    $ 6.42       $ 5.60        181,352
   01/01/2005 to 12/31/2005...........    $ 5.60       $ 5.53        480,112
   01/01/2006 to 12/31/2006...........    $ 5.53       $ 5.36        679,620
   01/01/2007 to 12/31/2007...........    $ 5.36       $ 4.65        468,235
   01/01/2008 to 12/31/2008...........    $ 4.65       $ 6.75        120,544
   01/01/2009 to 12/31/2009...........    $ 6.75       $ 3.93        287,541
   01/01/2010 to 12/31/2010...........    $ 3.93       $ 3.04        221,223
   01/01/2011 to 12/31/2011...........    $ 3.04       $ 2.67        484,395
   01/01/2012 to 12/31/2012...........    $ 2.67       $ 2.13         69,578
PROFUND VP SHORT SMALL-CAP
   01/01/2004 to 12/31/2004...........        --       $ 9.54              0
   01/01/2005 to 12/31/2005...........    $ 9.54       $ 9.08          6,434
   01/01/2006 to 12/31/2006...........    $ 9.08       $ 7.86         14,134
   01/01/2007 to 12/31/2007...........    $ 7.86       $ 8.06          5,100
   01/01/2008 to 12/31/2008...........    $ 8.06       $ 9.81            873
   01/01/2009 to 12/31/2009...........    $ 9.81       $ 6.51              1
   01/01/2010 to 12/31/2010...........    $ 6.51       $ 4.54          8,137
   01/01/2011 to 12/31/2011...........    $ 4.54       $ 4.05              0
   01/01/2012 to 12/31/2012...........    $ 4.05       $ 3.22              0
PROFUND VP SMALL-CAP GROWTH
   01/01/2003 to 12/31/2003...........    $ 9.91       $13.05      1,289,398
   01/01/2004 to 12/31/2004...........    $13.05       $15.34      1,611,060
   01/01/2005 to 12/31/2005...........    $15.34       $16.18      1,645,354
   01/01/2006 to 12/31/2006...........    $16.18       $17.25        715,173
   01/01/2007 to 12/31/2007...........    $17.25       $17.61        602,007
   01/01/2008 to 12/31/2008...........    $17.61       $11.39        111,710
   01/01/2009 to 12/31/2009...........    $11.39       $14.10        193,351
   01/01/2010 to 12/31/2010...........    $14.10       $17.39        356,917
   01/01/2011 to 12/31/2011...........    $17.39       $17.28         95,381
   01/01/2012 to 12/31/2012...........    $17.28       $19.07         66,832
PROFUND VP SMALL-CAP VALUE
   01/01/2003 to 12/31/2003...........    $10.15       $13.41      1,218,990
   01/01/2004 to 12/31/2004...........    $13.41       $15.80      2,597,154
   01/01/2005 to 12/31/2005...........    $15.80       $16.12      1,026,107
   01/01/2006 to 12/31/2006...........    $16.12       $18.57      1,234,327
   01/01/2007 to 12/31/2007...........    $18.57       $16.90        475,816
   01/01/2008 to 12/31/2008...........    $16.90       $11.49        153,056
   01/01/2009 to 12/31/2009...........    $11.49       $13.57        143,782
   01/01/2010 to 12/31/2010...........    $13.57       $16.26        126,161
   01/01/2011 to 12/31/2011...........    $16.26       $15.29         84,864
   01/01/2012 to 12/31/2012...........    $15.29       $17.43        107,828

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP TECHNOLOGY
   01/01/2003 to 12/31/2003...........        --       $13.30          6,845
   01/01/2004 to 12/31/2004...........    $13.30       $12.99          9,239
   01/01/2005 to 12/31/2005...........    $12.99       $12.90              1
   01/01/2006 to 12/31/2006...........    $12.90       $13.68            315
   01/01/2007 to 12/31/2007...........    $13.68       $15.35          1,532
   01/01/2008 to 12/31/2008...........    $15.35       $ 8.38          1,531
   01/01/2009 to 12/31/2009...........    $ 8.38       $13.27            545
   01/01/2010 to 12/31/2010...........    $13.27       $14.41            326
   01/01/2011 to 12/31/2011...........    $14.41       $13.95            326
   01/01/2012 to 12/31/2012...........    $13.95       $15.09          1,063
PROFUND VP TELECOMMUNICATIONS
   01/01/2003 to 12/31/2003...........    $10.03       $10.08         47,283
   01/01/2004 to 12/31/2004...........    $10.08       $11.43        212,127
   01/01/2005 to 12/31/2005...........    $11.43       $10.47        159,505
   01/01/2006 to 12/31/2006...........    $10.47       $13.79        576,678
   01/01/2007 to 12/31/2007...........    $13.79       $14.66        584,892
   01/01/2008 to 12/31/2008...........    $14.66       $ 9.43         78,446
   01/01/2009 to 12/31/2009...........    $ 9.43       $ 9.93         97,224
   01/01/2010 to 12/31/2010...........    $ 9.93       $11.27         88,043
   01/01/2011 to 12/31/2011...........    $11.27       $11.26         36,874
   01/01/2012 to 12/31/2012...........    $11.26       $12.87         64,537
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2003 to 12/31/2003...........    $10.19       $ 9.75        291,892
   01/01/2004 to 12/31/2004...........    $ 9.75       $10.34        372,142
   01/01/2005 to 12/31/2005...........    $10.34       $11.06        849,751
   01/01/2006 to 12/31/2006...........    $11.06       $10.36        308,497
   01/01/2007 to 12/31/2007...........    $10.36       $11.19      1,278,383
   01/01/2008 to 12/31/2008...........    $11.19       $16.43        392,156
   01/01/2009 to 12/31/2009...........    $16.43       $10.86        233,160
   01/01/2010 to 12/31/2010...........    $10.86       $11.73        161,631
   01/01/2011 to 12/31/2011...........    $11.73       $16.52        201,989
   01/01/2012 to 12/31/2012...........    $16.52       $16.36        108,109
PROFUND VP ULTRABULL
   01/01/2003 to 12/31/2003...........    $ 9.61       $14.42          1,432
   01/01/2004 to 12/31/2004...........    $14.42       $16.58          9,518
   01/01/2005 to 12/31/2005...........    $16.58       $16.69         16,473
   01/01/2006 to 12/31/2006...........    $16.69       $20.15          7,438
   01/01/2007 to 12/31/2007...........    $20.15       $19.93          5,842
   01/01/2008 to 12/31/2008...........    $19.93       $ 6.37         11,696
   01/01/2009 to 12/31/2009...........    $ 6.37       $ 9.04          5,159
   01/01/2010 to 12/31/2010...........    $ 9.04       $10.84         14,585
   01/01/2011 to 12/31/2011...........    $10.84       $10.12         26,065
   01/01/2012 to 12/31/2012...........    $10.12       $12.80          4,675

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRAMID-CAP
   01/01/2003 to 12/31/2003...........    $ 9.86       $16.46        136,523
   01/01/2004 to 12/31/2004...........    $16.46       $20.62        338,303
   01/01/2005 to 12/31/2005...........    $20.62       $23.85        608,699
   01/01/2006 to 12/31/2006...........    $23.85       $25.88        494,119
   01/01/2007 to 12/31/2007...........    $25.88       $26.90        589,077
   01/01/2008 to 12/31/2008...........    $26.90       $ 8.58        164,722
   01/01/2009 to 12/31/2009...........    $ 8.58       $13.96        168,386
   01/01/2010 to 12/31/2010...........    $13.96       $20.50        146,295
   01/01/2011 to 12/31/2011...........    $20.50       $17.36         35,034
   01/01/2012 to 12/31/2012...........    $17.36       $22.57         98,624
PROFUND VP ULTRANASDAQ-100
   01/01/2003 to 12/31/2003...........    $ 8.70       $17.30          5,905
   01/01/2004 to 12/31/2004...........    $17.30       $19.36         22,282
   01/01/2005 to 12/31/2005...........    $19.36       $18.28         39,390
   01/01/2006 to 12/31/2006...........    $18.28       $18.81         25,955
   01/01/2007 to 12/31/2007...........    $18.81       $23.71          3,558
   01/01/2008 to 12/31/2008...........    $23.71       $ 6.34          3,172
   01/01/2009 to 12/31/2009...........    $ 6.34       $13.64          5,110
   01/01/2010 to 12/31/2010...........    $13.64       $18.09         10,209
   01/01/2011 to 12/31/2011...........    $18.09       $17.54         16,566
   01/01/2012 to 12/31/2012...........    $17.54       $23.01          1,652
PROFUND VP ULTRASMALL-CAP
   01/01/2003 to 12/31/2003...........        --       $19.43         13,082
   01/01/2004 to 12/31/2004...........    $19.43       $24.98         32,780
   01/01/2005 to 12/31/2005...........    $24.98       $24.46          4,105
   01/01/2006 to 12/31/2006...........    $24.46       $30.23          2,229
   01/01/2007 to 12/31/2007...........    $30.23       $25.75          1,325
   01/01/2008 to 12/31/2008...........    $25.75       $ 8.54          1,325
   01/01/2009 to 12/31/2009...........    $ 8.54       $11.74          1,451
   01/01/2010 to 12/31/2010...........    $11.74       $17.10          7,452
   01/01/2011 to 12/31/2011...........    $17.10       $13.62          1,359
   01/01/2012 to 12/31/2012...........    $13.62       $17.30          1,347
PROFUND VP UTILITIES
   01/01/2003 to 12/31/2003...........    $10.61       $12.63         93,690
   01/01/2004 to 12/31/2004...........    $12.63       $15.00        332,768
   01/01/2005 to 12/31/2005...........    $15.00       $16.64        728,412
   01/01/2006 to 12/31/2006...........    $16.64       $19.47        965,227
   01/01/2007 to 12/31/2007...........    $19.47       $22.11      2,287,906
   01/01/2008 to 12/31/2008...........    $22.11       $15.03        141,381
   01/01/2009 to 12/31/2009...........    $15.03       $16.33        192,385
   01/01/2010 to 12/31/2010...........    $16.33       $16.97        125,655
   01/01/2011 to 12/31/2011...........    $16.97       $19.57        101,933
   01/01/2012 to 12/31/2012...........    $19.57       $19.22         77,799

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.53        172,859
   01/01/2005 to 12/31/2005...........    $10.53       $12.02        394,681
   01/01/2006 to 12/31/2006...........    $12.02       $14.27        427,444
   01/01/2007 to 12/31/2007...........    $14.27       $16.74        427,136
   01/01/2008 to 12/31/2008...........    $16.74       $ 8.16         57,977
   01/01/2009 to 12/31/2009...........    $ 8.16       $10.98         84,048
   01/01/2010 to 12/31/2010...........    $10.98       $12.28         60,908
   01/01/2011 to 12/31/2011...........    $12.28       $10.25         34,000
   01/01/2012 to 12/31/2012...........    $10.25       $12.31         37,664
S&P TARGET 24 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.73        152,355
   01/01/2005 to 12/31/2005...........    $10.73       $10.96        239,581
   01/01/2006 to 12/31/2006...........    $10.96       $11.06        310,269
   01/01/2007 to 12/31/2007...........    $11.06       $11.31        358,182
   01/01/2008 to 12/31/2008...........    $11.31       $ 8.00         71,292
   01/01/2009 to 12/31/2009...........    $ 8.00       $ 8.93        179,566
   01/01/2010 to 12/31/2010...........    $ 8.93       $10.45        173,663
   01/01/2011 to 12/31/2011...........    $10.45       $11.12         88,460
   01/01/2012 to 12/31/2012...........    $11.12       $11.94         68,391
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.30      1,562,079
   01/01/2005 to 12/31/2005...........    $11.30       $11.89      3,682,820
   01/01/2006 to 12/31/2006...........    $11.89       $13.01      4,195,075
   01/01/2007 to 12/31/2007...........    $13.01       $13.97      3,797,495
   01/01/2008 to 12/31/2008...........    $13.97       $ 7.56        269,116
   01/01/2009 to 12/31/2009...........    $ 7.56       $ 8.38        551,784
   01/01/2010 to 12/31/2010...........    $ 8.38       $ 9.80        487,352
   01/01/2011 to 12/31/2011...........    $ 9.80       $ 9.45        237,190
   01/01/2012 to 12/31/2012...........    $ 9.45       $10.48        211,985
THE DOW DART 10 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.46        160,820
   01/01/2005 to 12/31/2005...........    $10.46       $ 9.93        229,011
   01/01/2006 to 12/31/2006...........    $ 9.93       $12.24        513,220
   01/01/2007 to 12/31/2007...........    $12.24       $12.08        256,400
   01/01/2008 to 12/31/2008...........    $12.08       $ 8.48         47,569
   01/01/2009 to 12/31/2009...........    $ 8.48       $ 9.47         64,992
   01/01/2010 to 12/31/2010...........    $ 9.47       $10.85         52,801
   01/01/2011 to 12/31/2011...........    $10.85       $11.47         46,463
   01/01/2012 to 12/31/2012...........    $11.47       $12.46         39,213
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.74      1,422,655
   01/01/2006 to 12/31/2006...........    $ 9.74       $11.29      2,501,117
   01/01/2007 to 12/31/2007...........    $11.29       $11.20      2,253,439
   01/01/2008 to 12/31/2008...........    $11.20       $ 6.53        187,722
   01/01/2009 to 12/31/2009...........    $ 6.53       $ 7.31        404,651
   01/01/2010 to 12/31/2010...........    $ 7.31       $ 8.36        426,607
   01/01/2011 to 12/31/2011...........    $ 8.36       $ 8.69        215,339
   01/01/2012 to 12/31/2012...........    $ 8.69       $ 9.00        178,087

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
VALUE LINE TARGET 25 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.57         4,909
   01/01/2005 to 12/31/2005...........    $12.57       $14.76        21,797
   01/01/2006 to 12/31/2006...........    $14.76       $14.90        19,454
   01/01/2007 to 12/31/2007...........    $14.90       $17.27        20,293
   01/01/2008 to 12/31/2008...........    $17.27       $ 7.65             0
   01/01/2009 to 12/31/2009...........    $ 7.65       $ 8.04             0
   01/01/2010 to 12/31/2010...........    $ 8.04       $10.29             0
   01/01/2011 to 12/31/2011...........    $10.29       $ 7.60             0
   01/01/2012 to 12/31/2012...........    $ 7.60       $ 9.05             0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2003 to 12/31/2003...........    $ 9.90       $12.26       251,071
   01/01/2004 to 12/31/2004...........    $12.26       $13.36       285,526
   01/01/2005 to 12/31/2005...........    $13.36       $13.81       350,410
   01/01/2006 to 12/31/2006...........    $13.81       $16.06       434,376
   01/01/2007 to 12/31/2007...........    $16.06       $16.20       321,304
   01/01/2008 to 12/31/2008...........    $16.20       $10.10        61,519
   01/01/2009 to 12/31/2009...........    $10.10       $11.57       103,865
   01/01/2010 to 07/16/2010...........    $11.57       $11.11             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $14.37       $17.36       170,815
   01/01/2011 to 12/31/2011...........    $17.36       $14.85        88,148
   01/01/2012 to 12/31/2012...........    $14.85       $16.56        81,890
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $11.11       $12.92       127,639
   01/01/2011 to 12/31/2011...........    $12.92       $12.41        43,255
   01/01/2012 to 12/31/2012...........    $12.41       $14.54        40,368
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $15.21       $19.16        78,728
   01/01/2011 to 12/31/2011...........    $19.16       $17.79       132,209
   01/01/2012 to 12/31/2012...........    $17.79       $21.07        52,086
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.23       200,784
   01/01/2011 to 12/31/2011...........    $12.23       $11.48       107,662
   01/01/2012 to 12/31/2012...........    $11.48       $12.18        99,872



* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

    ACCUMULATION UNIT VALUES: WITH GMWB OR HD GRO OR GRO PLUS 2008 (2.00%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.54               0
   01/01/2006 to 12/31/2006...........    $10.54       $11.32               0
   01/01/2007 to 12/31/2007...........    $11.32       $11.66               0
   01/01/2008 to 12/31/2008...........    $11.66       $10.90               0
   01/01/2009 to 12/31/2009...........    $10.90       $12.49               0
   01/01/2010 to 12/31/2010...........    $12.49       $14.24               0
   01/01/2011 to 12/31/2011...........    $14.24       $14.34               0
   01/01/2012 to 12/31/2012...........    $14.34       $16.04               0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01         312,604
   01/01/2006 to 12/31/2006...........    $10.01       $10.97       5,065,695
   01/01/2007 to 12/31/2007...........    $10.97       $11.74       8,136,541
   01/01/2008 to 12/31/2008...........    $11.74       $ 7.84       9,400,328
   01/01/2009 to 12/31/2009...........    $ 7.84       $ 9.56      11,572,243
   01/01/2010 to 12/31/2010...........    $ 9.56       $10.49       9,571,229
   01/01/2011 to 12/31/2011...........    $10.49       $10.00       7,458,449
   01/01/2012 to 12/31/2012...........    $10.00       $11.04       6,592,715
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.63       1,290,825
   01/01/2007 to 12/31/2007...........    $10.63       $11.41       2,559,214
   01/01/2008 to 12/31/2008...........    $11.41       $ 7.85       3,903,066
   01/01/2009 to 12/31/2009...........    $ 7.85       $ 9.70       4,089,298
   01/01/2010 to 12/31/2010...........    $ 9.70       $10.81       3,661,891
   01/01/2011 to 12/31/2011...........    $10.81       $10.61       3,108,340
   01/01/2012 to 12/31/2012...........    $10.61       $11.82       2,860,050
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.43          10,356
   01/01/2004 to 12/31/2004...........    $12.43       $13.22         119,566
   01/01/2005 to 12/02/2005...........    $13.22       $15.12               0
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.09           5,118
   01/01/2004 to 12/31/2004...........    $12.09       $13.05          72,365
   01/01/2005 to 12/02/2005...........    $13.05       $14.38               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.48           2,386
   01/01/2004 to 12/31/2004...........    $12.48       $13.77         198,789
   01/01/2005 to 12/31/2005...........    $13.77       $14.12         238,150
   01/01/2006 to 12/31/2006...........    $14.12       $16.18         278,461
   01/01/2007 to 12/31/2007...........    $16.18       $15.83         367,074
   01/01/2008 to 12/31/2008...........    $15.83       $10.13         432,558
   01/01/2009 to 12/31/2009...........    $10.13       $11.69         495,878
   01/01/2010 to 12/31/2010...........    $11.69       $13.04         325,918
   01/01/2011 to 12/31/2011...........    $13.04       $13.23         289,460
   01/01/2012 to 05/04/2012...........    $13.23       $14.36               0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02         159,724
   01/01/2006 to 12/31/2006...........    $10.02       $10.86       1,685,657
   01/01/2007 to 12/31/2007...........    $10.86       $11.61       2,790,774
   01/01/2008 to 12/31/2008...........    $11.61       $ 8.11       5,528,245
   01/01/2009 to 12/31/2009...........    $ 8.11       $ 9.80       8,798,728
   01/01/2010 to 12/31/2010...........    $ 9.80       $10.79       7,024,050
   01/01/2011 to 12/31/2011...........    $10.79       $10.44       5,182,858
   01/01/2012 to 12/31/2012...........    $10.44       $11.51       5,035,393
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.15          64,421
   01/01/2012 to 12/31/2012...........    $ 9.15       $10.03          93,865
AST BLACKROCK VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.38           9,674
   01/01/2004 to 12/31/2004...........    $12.38       $14.33         175,087
   01/01/2005 to 12/31/2005...........    $14.33       $15.36         278,563
   01/01/2006 to 12/31/2006...........    $15.36       $18.32         539,030
   01/01/2007 to 12/31/2007...........    $18.32       $18.16         417,115
   01/01/2008 to 12/31/2008...........    $18.16       $11.16         374,851
   01/01/2009 to 12/31/2009...........    $11.16       $12.93         346,113
   01/01/2010 to 12/31/2010...........    $12.93       $14.25         297,287
   01/01/2011 to 12/31/2011...........    $14.25       $13.90         215,671
   01/01/2012 to 12/31/2012...........    $13.90       $15.45         198,126
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008..........    $10.00       $11.28      12,905,774
   01/01/2009 to 12/31/2009...........    $11.28       $11.01      11,423,965
   01/01/2010 to 12/31/2010...........    $11.01       $11.80       7,372,701
   01/01/2011 to 12/31/2011...........    $11.80       $12.31       5,770,635
   01/01/2012 to 12/31/2012...........    $12.31       $12.42       4,016,057
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.36       1,335,590
   01/01/2010 to 12/31/2010...........    $ 9.36       $10.14         972,743
   01/01/2011 to 12/31/2011...........    $10.14       $10.90         747,805
   01/01/2012 to 12/31/2012...........    $10.90       $11.12         351,286

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.74       4,566,891
   01/01/2011 to 12/31/2011...........    $10.74       $11.73       2,577,818
   01/01/2012 to 12/31/2012...........    $11.73       $12.08       1,131,486
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........    $10.00       $12.01       7,376,393
   01/01/2009 to 12/31/2009...........    $12.01       $11.06       7,133,884
   01/01/2010 to 12/31/2010...........    $11.06       $12.05       4,327,344
   01/01/2011 to 12/31/2011...........    $12.05       $13.41       6,924,813
   01/01/2012 to 12/31/2012...........    $13.41       $13.90       3,795,635
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........    $10.00       $12.08       5,692,971
   01/01/2009 to 12/31/2009...........    $12.08       $10.93       5,213,380
   01/01/2010 to 12/31/2010...........    $10.93       $11.93       3,978,286
   01/01/2011 to 12/31/2011...........    $11.93       $13.55       2,040,163
   01/01/2012 to 12/31/2012...........    $13.55       $14.06       3,068,671
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.77         239,205
   01/01/2010 to 12/31/2010...........    $ 8.77       $ 9.61       3,501,577
   01/01/2011 to 12/31/2011...........    $ 9.61       $11.18         747,648
   01/01/2012 to 12/31/2012...........    $11.18       $11.65          52,737
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.99       6,025,992
   01/01/2011 to 12/31/2011...........    $10.99       $12.95       3,151,015
   01/01/2012 to 12/31/2012...........    $12.95       $13.56         495,656
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $12.00       5,394,026
   01/01/2012 to 12/31/2012...........    $12.00       $12.44       5,525,461
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........    $10.00       $10.38       3,495,509
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00         383,419
   01/01/2006 to 12/31/2006...........    $10.00       $11.15       6,613,267
   01/01/2007 to 12/31/2007...........    $11.15       $11.98       8,926,725
   01/01/2008 to 12/31/2008...........    $11.98       $ 7.64      11,747,755
   01/01/2009 to 12/31/2009...........    $ 7.64       $ 9.38      14,510,164
   01/01/2010 to 12/31/2010...........    $ 9.38       $10.43      11,072,168
   01/01/2011 to 12/31/2011...........    $10.43       $ 9.97       8,565,131
   01/01/2012 to 12/31/2012...........    $ 9.97       $11.11       8,015,346
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.03           9,410
   01/01/2008 to 12/31/2008...........    $10.03       $ 7.12         703,326
   01/01/2009 to 12/31/2009...........    $ 7.12       $ 8.61       1,443,088
   01/01/2010 to 12/31/2010...........    $ 8.61       $ 9.45       1,275,577
   01/01/2011 to 12/31/2011...........    $ 9.45       $ 9.09       1,120,408
   01/01/2012 to 12/31/2012...........    $ 9.09       $ 9.83       1,037,436

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.91         13,615
   01/01/2004 to 12/31/2004...........    $13.91       $18.80        184,027
   01/01/2005 to 12/31/2005...........    $18.80       $21.16        199,018
   01/01/2006 to 12/31/2006...........    $21.16       $28.35        318,743
   01/01/2007 to 12/31/2007...........    $28.35       $22.24        246,476
   01/01/2008 to 12/31/2008...........    $22.24       $14.16        171,371
   01/01/2009 to 12/31/2009...........    $14.16       $18.30        243,592
   01/01/2010 to 12/31/2010...........    $18.30       $23.08        180,347
   01/01/2011 to 12/31/2011...........    $23.08       $24.11        145,127
   01/01/2012 to 12/31/2012...........    $24.11       $27.26        130,983
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.17         10,756
   01/01/2004 to 12/31/2004...........    $14.17       $16.96        236,402
   01/01/2005 to 12/31/2005...........    $16.96       $16.82        245,003
   01/01/2006 to 12/31/2006...........    $16.82       $19.77        203,936
   01/01/2007 to 12/31/2007...........    $19.77       $15.93        230,960
   01/01/2008 to 07/18/2008...........    $15.93       $14.57              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.38         37,078
   01/01/2004 to 12/31/2004...........    $16.38       $19.75        562,771
   01/01/2005 to 12/31/2005...........    $19.75       $21.18        675,625
   01/01/2006 to 12/31/2006...........    $21.18       $23.44        555,919
   01/01/2007 to 12/31/2007...........    $23.44       $25.55        471,679
   01/01/2008 to 12/31/2008...........    $25.55       $14.00        419,386
   01/01/2009 to 12/31/2009...........    $14.00       $18.20        379,572
   01/01/2010 to 12/31/2010...........    $18.20       $23.64        289,027
   01/01/2011 to 12/31/2011...........    $23.64       $20.13        229,446
   01/01/2012 to 12/31/2012...........    $20.13       $23.68        178,399
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.00          1,495
   01/01/2008 to 12/31/2008...........    $10.00       $ 7.13        414,672
   01/01/2009 to 12/31/2009...........    $ 7.13       $ 8.47        553,827
   01/01/2010 to 12/31/2010...........    $ 8.47       $ 9.41        397,958
   01/01/2011 to 12/31/2011...........    $ 9.41       $ 8.99        314,944
   01/01/2012 to 12/31/2012...........    $ 8.99       $10.01        317,299
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.55      2,113,521
   01/01/2007 to 12/31/2007...........    $10.55       $11.22      2,818,505
   01/01/2008 to 12/31/2008...........    $11.22       $ 7.21      3,325,516
   01/01/2009 to 12/31/2009...........    $ 7.21       $ 8.75      4,130,172
   01/01/2010 to 12/31/2010...........    $ 8.75       $ 9.80      3,649,068
   01/01/2011 to 12/31/2011...........    $ 9.80       $ 9.46      2,869,281
   01/01/2012 to 12/31/2012...........    $ 9.46       $10.26      2,767,619

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.45      1,651,620
   01/01/2007 to 12/31/2007...........    $10.45       $11.41      2,784,630
   01/01/2008 to 12/31/2008...........    $11.41       $ 6.63      3,618,245
   01/01/2009 to 12/31/2009...........    $ 6.63       $ 8.19      4,957,531
   01/01/2010 to 12/31/2010...........    $ 8.19       $ 9.55      4,347,503
   01/01/2011 to 12/31/2011...........    $ 9.55       $ 8.78      3,235,647
   01/01/2012 to 12/31/2012...........    $ 8.78       $ 9.71      3,010,039
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.46        143,659
   01/01/2009 to 11/13/2009...........    $ 7.46       $ 8.32              0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.72      1,030,821
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.10         13,392
   01/01/2009 to 12/31/2009...........    $ 6.10       $ 8.08         51,758
   01/01/2010 to 12/31/2010...........    $ 8.08       $ 9.52         58,659
   01/01/2011 to 12/31/2011...........    $ 9.52       $ 8.86         42,584
   01/01/2012 to 12/31/2012...........    $ 8.86       $11.01        112,200
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.61         17,452
   01/01/2004 to 12/31/2004...........    $11.61       $11.80        122,739
   01/01/2005 to 12/31/2005...........    $11.80       $11.95        143,016
   01/01/2006 to 12/31/2006...........    $11.95       $12.88        143,727
   01/01/2007 to 12/31/2007...........    $12.88       $14.39        168,462
   01/01/2008 to 12/31/2008...........    $14.39       $ 8.42        212,472
   01/01/2009 to 12/31/2009...........    $ 8.42       $12.33        425,326
   01/01/2010 to 12/31/2010...........    $12.33       $13.33        336,232
   01/01/2011 to 12/31/2011...........    $13.33       $12.54        200,658
   01/01/2012 to 12/31/2012...........    $12.54       $14.72        184,725
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.76        187,011
   01/01/2004 to 12/31/2004...........    $12.76       $13.88      2,899,917
   01/01/2005 to 12/31/2005...........    $13.88       $14.25      4,265,751
   01/01/2006 to 12/31/2006...........    $14.25       $16.38      2,911,174
   01/01/2007 to 12/31/2007...........    $16.38       $16.87      2,485,922
   01/01/2008 to 12/31/2008...........    $16.87       $ 9.81      2,137,291
   01/01/2009 to 12/31/2009...........    $ 9.81       $11.46      1,934,817
   01/01/2010 to 12/31/2010...........    $11.46       $12.67      1,584,756
   01/01/2011 to 12/31/2011...........    $12.67       $11.73      1,058,554
   01/01/2012 to 12/31/2012...........    $11.73       $13.76        808,644

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.73         37,400
   01/01/2004 to 12/31/2004...........    $12.73       $14.52        516,261
   01/01/2005 to 12/31/2005...........    $14.52       $14.91        701,854
   01/01/2006 to 12/31/2006...........    $14.91       $15.53        516,950
   01/01/2007 to 12/31/2007...........    $15.53       $18.16        440,329
   01/01/2008 to 12/31/2008...........    $18.16       $10.54        395,201
   01/01/2009 to 12/31/2009...........    $10.54       $16.22        468,843
   01/01/2010 to 12/31/2010...........    $16.22       $19.05        361,092
   01/01/2011 to 12/31/2011...........    $19.05       $18.11        221,077
   01/01/2012 to 12/31/2012...........    $18.11       $21.23        193,150
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $16.43       $16.91              0
   01/01/2006 to 12/31/2006...........    $16.91       $19.43              0
   01/01/2007 to 12/31/2007...........    $19.43       $18.06              0
   01/01/2008 to 12/31/2008...........    $18.06       $12.99         37,725
   01/01/2009 to 12/31/2009...........    $12.99       $16.14         82,090
   01/01/2010 to 12/31/2010...........    $16.14       $20.05        140,787
   01/01/2011 to 12/31/2011...........    $20.05       $19.91         98,811
   01/01/2012 to 12/31/2012...........    $19.91       $22.57         73,950
AST HIGH YIELD PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.23         27,535
   01/01/2004 to 12/31/2004...........    $12.23       $13.31        426,333
   01/01/2005 to 12/31/2005...........    $13.31       $13.19        582,998
   01/01/2006 to 12/31/2006...........    $13.19       $14.27        694,301
   01/01/2007 to 12/31/2007...........    $14.27       $14.33        558,873
   01/01/2008 to 12/31/2008...........    $14.33       $10.45        484,068
   01/01/2009 to 12/31/2009...........    $10.45       $13.89      1,068,071
   01/01/2010 to 12/31/2010...........    $13.89       $15.45        868,078
   01/01/2011 to 12/31/2011...........    $15.45       $15.62        585,430
   01/01/2012 to 12/31/2012...........    $15.62       $17.43        550,566
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.16         11,680
   01/01/2008 to 12/31/2008...........    $10.16       $ 7.55        790,873
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 9.13      1,461,388
   01/01/2010 to 12/31/2010...........    $ 9.13       $ 9.99      1,300,148
   01/01/2011 to 12/31/2011...........    $ 9.99       $ 9.74      1,239,700
   01/01/2012 to 12/31/2012...........    $ 9.74       $10.51      1,219,912
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.34        103,740
   01/01/2004 to 12/31/2004...........    $13.34       $15.18      1,821,923
   01/01/2005 to 12/31/2005...........    $15.18       $17.34      2,117,271
   01/01/2006 to 12/31/2006...........    $17.34       $20.56      1,505,204
   01/01/2007 to 12/31/2007...........    $20.56       $23.99      1,246,698
   01/01/2008 to 12/31/2008...........    $23.99       $11.70      1,091,501
   01/01/2009 to 12/31/2009...........    $11.70       $15.51        976,313
   01/01/2010 to 12/31/2010...........    $15.51       $17.41        770,326
   01/01/2011 to 12/31/2011...........    $17.41       $14.85        539,693
   01/01/2012 to 12/31/2012...........    $14.85       $17.52        418,206

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.85          5,504
   01/01/2004 to 12/31/2004...........    $12.85       $15.24         69,494
   01/01/2005 to 12/31/2005...........    $15.24       $16.98        151,572
   01/01/2006 to 12/31/2006...........    $16.98       $21.21        275,388
   01/01/2007 to 12/31/2007...........    $21.21       $24.49        415,333
   01/01/2008 to 12/31/2008...........    $24.49       $13.44        281,138
   01/01/2009 to 12/31/2009...........    $13.44       $17.18        292,566
   01/01/2010 to 12/31/2010...........    $17.18       $18.71        242,130
   01/01/2011 to 12/31/2011...........    $18.71       $16.03        186,332
   01/01/2012 to 12/31/2012...........    $16.03       $18.33        167,981
AST INVESTMENT GRADE BOND PORTFOLIO
   06/30/2008* to 12/31/2008..........    $10.01       $10.92      1,344,244
   01/01/2009 to 12/31/2009...........    $10.92       $11.91        336,597
   01/01/2010 to 12/31/2010...........    $11.91       $12.93        179,010
   01/01/2011 to 12/31/2011...........    $12.93       $14.25      1,155,408
   01/01/2012 to 12/31/2012...........    $14.25       $15.28        598,595
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18            261
   01/01/2008 to 12/31/2008...........    $10.18       $ 6.92        304,793
   01/01/2009 to 12/31/2009...........    $ 6.92       $ 8.59        681,514
   01/01/2010 to 12/31/2010...........    $ 8.59       $ 9.58        757,701
   01/01/2011 to 12/31/2011...........    $ 9.58       $ 9.33        529,972
   01/01/2012 to 12/31/2012...........    $ 9.33       $10.39        453,321
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.64            483
   01/01/2004 to 12/31/2004...........    $11.64       $12.67         35,622
   01/01/2005 to 12/31/2005...........    $12.67       $13.28         96,396
   01/01/2006 to 12/31/2006...........    $13.28       $14.46        103,991
   01/01/2007 to 12/31/2007...........    $14.46       $14.45        457,631
   01/01/2008 to 12/31/2008...........    $14.45       $11.66      2,616,044
   01/01/2009 to 12/31/2009...........    $11.66       $13.95      2,748,409
   01/01/2010 to 12/31/2010...........    $13.95       $14.67      1,894,148
   01/01/2011 to 12/31/2011...........    $14.67       $14.41      1,406,382
   01/01/2012 to 12/31/2012...........    $14.41       $15.63      1,377,143
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.29              0
   01/01/2010 to 12/31/2010...........    $10.29       $11.22          9,654
   01/01/2011 to 12/31/2011...........    $11.22       $11.07         17,491
   01/01/2012 to 12/31/2012...........    $11.07       $12.50         16,427
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.30              0
   01/01/2010 to 12/31/2010...........    $10.30       $11.47         10,094
   01/01/2011 to 12/31/2011...........    $11.47       $10.58         16,315
   01/01/2012 to 12/31/2012...........    $10.58       $11.75         53,725

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.74         17,098
   01/01/2004 to 12/31/2004...........    $12.74       $14.62        217,166
   01/01/2005 to 12/31/2005...........    $14.62       $15.90        411,851
   01/01/2006 to 12/31/2006...........    $15.90       $19.14        412,527
   01/01/2007 to 12/31/2007...........    $19.14       $20.53        452,611
   01/01/2008 to 12/31/2008...........    $20.53       $11.79        450,183
   01/01/2009 to 12/31/2009...........    $11.79       $15.70        399,618
   01/01/2010 to 12/31/2010...........    $15.70       $16.49        308,762
   01/01/2011 to 12/31/2011...........    $16.49       $14.68        235,341
   01/01/2012 to 12/31/2012...........    $14.68       $17.54        195,028
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.63         21,961
   01/01/2004 to 12/31/2004...........    $11.63       $13.16        173,888
   01/01/2005 to 12/31/2005...........    $13.16       $13.73        405,886
   01/01/2006 to 12/31/2006...........    $13.73       $15.94        464,393
   01/01/2007 to 12/31/2007...........    $15.94       $15.16        520,419
   01/01/2008 to 12/31/2008...........    $15.16       $ 8.69        546,388
   01/01/2009 to 12/31/2009...........    $ 8.69       $10.17        452,623
   01/01/2010 to 12/31/2010...........    $10.17       $11.28        440,901
   01/01/2011 to 12/31/2011...........    $11.28       $10.59        327,994
   01/01/2012 to 12/31/2012...........    $10.59       $12.13        291,061
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.90         42,593
   01/01/2004 to 12/31/2004...........    $11.90       $12.53        904,128
   01/01/2005 to 12/31/2005...........    $12.53       $12.42      1,672,137
   01/01/2006 to 12/31/2006...........    $12.42       $13.37      1,365,237
   01/01/2007 to 12/31/2007...........    $13.37       $13.90      1,124,709
   01/01/2008 to 12/31/2008...........    $13.90       $10.45        916,727
   01/01/2009 to 12/31/2009...........    $10.45       $13.79        905,623
   01/01/2010 to 12/31/2010...........    $13.79       $15.33        647,711
   01/01/2011 to 12/31/2011...........    $15.33       $16.55        486,011
   01/01/2012 to 12/31/2012...........    $16.55       $17.18        404,728
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.28        215,988
   01/01/2004 to 12/31/2004...........    $12.28       $13.92      3,136,818
   01/01/2005 to 12/31/2005...........    $13.92       $14.58      4,378,768
   01/01/2006 to 12/31/2006...........    $14.58       $15.32      3,475,065
   01/01/2007 to 12/31/2007...........    $15.32       $17.26      3,049,331
   01/01/2008 to 12/31/2008...........    $17.26       $ 9.53      2,645,237
   01/01/2009 to 12/31/2009...........    $ 9.53       $12.12      2,318,468
   01/01/2010 to 12/31/2010...........    $12.12       $14.22      1,843,523
   01/01/2011 to 12/31/2011...........    $14.22       $13.81      1,221,768
   01/01/2012 to 12/31/2012...........    $13.81       $15.19        967,575
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.29          4,306
   01/01/2004 to 12/31/2004...........    $12.29       $14.26         98,046
   01/01/2005 to 12/31/2005...........    $14.26       $15.04        185,240
   01/01/2006 to 12/31/2006...........    $15.04       $18.32        190,286
   01/01/2007 to 12/31/2007...........    $18.32       $19.64        145,391
   01/01/2008 to 12/31/2008...........    $19.64       $12.70        144,404
   01/01/2009 to 12/31/2009...........    $12.70       $16.37        163,957
   01/01/2010 to 12/31/2010...........    $16.37       $17.98        135,711
   01/01/2011 to 12/31/2011...........    $17.98       $17.07        123,103
   01/01/2012 to 12/31/2012...........    $17.07       $20.58        114,038

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.40          18,900
   01/01/2004 to 12/31/2004...........    $11.40       $12.37         304,760
   01/01/2005 to 12/31/2005...........    $12.37       $12.89         553,234
   01/01/2006 to 12/31/2006...........    $12.89       $13.85         418,858
   01/01/2007 to 12/31/2007...........    $13.85       $15.62         401,782
   01/01/2008 to 12/31/2008...........    $15.62       $ 9.75         381,401
   01/01/2009 to 12/31/2009...........    $ 9.75       $11.88         476,807
   01/01/2010 to 12/31/2010...........    $11.88       $13.13         349,620
   01/01/2011 to 12/31/2011...........    $13.13       $12.79         256,619
   01/01/2012 to 12/31/2012...........    $12.79       $14.68         253,826
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........    $10.00       $10.18           1,665
AST MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.37          12,627
   01/01/2004 to 12/31/2004...........    $13.37       $15.11         116,474
   01/01/2005 to 12/31/2005...........    $15.11       $15.61         156,240
   01/01/2006 to 12/31/2006...........    $15.61       $17.48         128,923
   01/01/2007 to 12/31/2007...........    $17.48       $17.60         135,453
   01/01/2008 to 12/31/2008...........    $17.60       $10.67         157,691
   01/01/2009 to 12/31/2009...........    $10.67       $14.52         148,090
   01/01/2010 to 12/31/2010...........    $14.52       $17.59         115,520
   01/01/2011 to 12/31/2011...........    $17.59       $16.65          81,600
   01/01/2012 to 12/31/2012...........    $16.65       $19.32          75,966
AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.85          81,304
   01/01/2004 to 12/31/2004...........    $ 9.85       $ 9.73       1,312,018
   01/01/2005 to 12/31/2005...........    $ 9.73       $ 9.80       2,581,452
   01/01/2006 to 12/31/2006...........    $ 9.80       $10.04       1,916,776
   01/01/2007 to 12/31/2007...........    $10.04       $10.33       4,181,059
   01/01/2008 to 12/31/2008...........    $10.33       $10.37      11,771,343
   01/01/2009 to 12/31/2009...........    $10.37       $10.19       5,146,624
   01/01/2010 to 12/31/2010...........    $10.19       $ 9.99       2,539,883
   01/01/2011 to 12/31/2011...........    $ 9.99       $ 9.79       2,629,487
   01/01/2012 to 12/31/2012...........    $ 9.79       $ 9.60       1,832,190
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.33          87,253
   01/01/2004 to 12/31/2004...........    $13.33       $16.04         937,314
   01/01/2005 to 12/31/2005...........    $16.04       $17.62       1,232,726
   01/01/2006 to 12/31/2006...........    $17.62       $19.12         959,021
   01/01/2007 to 12/31/2007...........    $19.12       $19.33         859,161
   01/01/2008 to 12/31/2008...........    $19.33       $10.94         649,182
   01/01/2009 to 12/31/2009...........    $10.94       $15.08         559,513
   01/01/2010 to 12/31/2010...........    $15.08       $18.24         452,422
   01/01/2011 to 12/31/2011...........    $18.24       $17.43         306,085
   01/01/2012 to 12/31/2012...........    $17.43       $20.01         244,921

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.06         15,053
   01/01/2012 to 12/31/2012...........    $10.06       $10.34         16,614
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.17         16,702
   01/01/2004 to 12/31/2004...........    $12.17       $13.84        153,923
   01/01/2005 to 12/31/2005...........    $13.84       $15.40        330,873
   01/01/2006 to 12/31/2006...........    $15.40       $17.21        308,969
   01/01/2007 to 12/31/2007...........    $17.21       $20.61        409,243
   01/01/2008 to 12/31/2008...........    $20.61       $11.47        217,294
   01/01/2009 to 12/31/2009...........    $11.47       $14.59        237,239
   01/01/2010 to 12/31/2010...........    $14.59       $18.40        222,681
   01/01/2011 to 12/31/2011...........    $18.40       $18.34        164,934
   01/01/2012 to 12/31/2012...........    $18.34       $20.20        121,447
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.05          1,850
   01/01/2004 to 12/31/2004...........    $14.05       $15.07         56,414
   01/01/2005 to 12/31/2005...........    $15.07       $14.82         76,370
   01/01/2006 to 12/31/2006...........    $14.82       $15.65         81,269
   01/01/2007 to 12/31/2007...........    $15.65       $18.20        105,233
   01/01/2008 to 12/31/2008...........    $18.20       $10.25         51,866
   01/01/2009 to 12/31/2009...........    $10.25       $12.31         56,130
   01/01/2010 to 12/31/2010...........    $12.31       $14.51         50,066
   01/01/2011 to 04/29/2011...........    $14.51       $16.26              0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.30        316,890
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.56        164,951
   01/01/2009 to 12/31/2009...........    $ 5.56       $ 9.08        483,497
   01/01/2010 to 12/31/2010...........    $ 9.08       $10.88        414,743
   01/01/2011 to 12/31/2011...........    $10.88       $ 8.50        236,233
   01/01/2012 to 12/31/2012...........    $ 8.50       $ 9.83        194,466
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.21         36,640
   01/01/2004 to 12/31/2004...........    $10.21       $10.21      2,764,809
   01/01/2005 to 12/31/2005...........    $10.21       $10.17      4,545,782
   01/01/2006 to 12/31/2006...........    $10.17       $10.35      3,593,391
   01/01/2007 to 12/31/2007...........    $10.35       $10.83      3,257,914
   01/01/2008 to 12/31/2008...........    $10.83       $10.73      3,023,480
   01/01/2009 to 12/31/2009...........    $10.73       $11.59      3,232,705
   01/01/2010 to 12/31/2010...........    $11.59       $11.80      2,405,356
   01/01/2011 to 12/31/2011...........    $11.80       $11.83      1,638,831
   01/01/2012 to 12/31/2012...........    $11.83       $12.13      1,373,988

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.49        378,676
   01/01/2004 to 12/31/2004...........    $10.49       $10.79      3,495,678
   01/01/2005 to 12/31/2005...........    $10.79       $10.84      2,236,621
   01/01/2006 to 12/31/2006...........    $10.84       $11.02      2,081,850
   01/01/2007 to 12/31/2007...........    $11.02       $11.70      2,256,466
   01/01/2008 to 12/31/2008...........    $11.70       $11.21      2,546,124
   01/01/2009 to 12/31/2009...........    $11.21       $12.80      3,707,147
   01/01/2010 to 12/31/2010...........    $12.80       $13.51      3,188,128
   01/01/2011 to 12/31/2011...........    $13.51       $13.66      2,557,267
   01/01/2012 to 12/31/2012...........    $13.66       $14.64      2,510,555
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03          5,527
   01/01/2006 to 12/31/2006...........    $10.03       $10.62        632,804
   01/01/2007 to 12/31/2007...........    $10.62       $11.31      1,601,195
   01/01/2008 to 12/31/2008...........    $11.31       $ 8.92      5,838,176
   01/01/2009 to 12/31/2009...........    $ 8.92       $10.50      7,871,784
   01/01/2010 to 12/31/2010...........    $10.50       $11.38      6,131,743
   01/01/2011 to 12/31/2011...........    $11.38       $11.26      5,324,940
   01/01/2012 to 12/31/2012...........    $11.26       $12.18      4,942,223
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.06         18,180
   01/01/2012 to 12/31/2012...........    $10.06       $10.56         54,264
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.24         16,957
   01/01/2004 to 12/31/2004...........    $12.24       $13.19        389,368
   01/01/2005 to 12/31/2005...........    $13.19       $13.38        463,128
   01/01/2006 to 12/31/2006...........    $13.38       $14.77        411,412
   01/01/2007 to 12/31/2007...........    $14.77       $14.78        293,752
   01/01/2008 to 12/31/2008...........    $14.78       $ 8.87        222,347
   01/01/2009 to 12/31/2009...........    $ 8.87       $10.59        236,160
   01/01/2010 to 12/31/2010...........    $10.59       $11.94        194,939
   01/01/2011 to 12/31/2011...........    $11.94       $12.11        129,020
   01/01/2012 to 12/31/2012...........    $12.11       $14.10        122,300
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.88              0
   01/01/2012 to 12/31/2012...........    $ 8.88       $ 9.85              0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.50         12,898
   01/01/2008 to 12/31/2008...........    $11.50       $ 7.30        301,763
   01/01/2009 to 12/31/2009...........    $ 7.30       $ 9.08        655,245
   01/01/2010 to 12/31/2010...........    $ 9.08       $10.17        672,599
   01/01/2011 to 12/31/2011...........    $10.17       $ 9.73        487,605
   01/01/2012 to 12/31/2012...........    $ 9.73       $11.05        617,940

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.61         18,977
   01/01/2004 to 12/31/2004...........    $11.61       $12.40        175,763
   01/01/2005 to 12/31/2005...........    $12.40       $12.71        219,955
   01/01/2006 to 12/31/2006...........    $12.71       $13.66        187,318
   01/01/2007 to 12/31/2007...........    $13.66       $14.58        170,010
   01/01/2008 to 12/31/2008...........    $14.58       $ 9.98        451,062
   01/01/2009 to 12/31/2009...........    $ 9.98       $12.46        950,616
   01/01/2010 to 12/31/2010...........    $12.46       $13.65      1,052,972
   01/01/2011 to 12/31/2011...........    $13.65       $12.93        834,784
   01/01/2012 to 12/31/2012...........    $12.93       $14.08        824,352
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.49          9,676
   01/01/2004 to 12/31/2004...........    $13.49       $12.30        113,913
   01/01/2005 to 12/31/2005...........    $12.30       $12.23        105,281
   01/01/2006 to 12/31/2006...........    $12.23       $13.50        116,763
   01/01/2007 to 12/31/2007...........    $13.50       $14.18        168,599
   01/01/2008 to 12/31/2008...........    $14.18       $ 9.03        254,074
   01/01/2009 to 12/31/2009...........    $ 9.03       $11.85        247,591
   01/01/2010 to 12/31/2010...........    $11.85       $15.84        277,723
   01/01/2011 to 12/31/2011...........    $15.84       $15.37        121,709
   01/01/2012 to 12/31/2012...........    $15.37       $16.90         82,745
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.41        100,155
   01/01/2004 to 12/31/2004...........    $13.41       $15.31      1,007,926
   01/01/2005 to 12/31/2005...........    $15.31       $16.00      1,367,353
   01/01/2006 to 12/31/2006...........    $16.00       $18.82      1,007,185
   01/01/2007 to 12/31/2007...........    $18.82       $17.41        986,053
   01/01/2008 to 12/31/2008...........    $17.41       $11.99        987,703
   01/01/2009 to 12/31/2009...........    $11.99       $14.92        848,941
   01/01/2010 to 12/31/2010...........    $14.92       $18.43        606,356
   01/01/2011 to 12/31/2011...........    $18.43       $16.98        406,275
   01/01/2012 to 12/31/2012...........    $16.98       $19.66        305,529
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.11         27,414
   01/01/2004 to 12/31/2004...........    $12.11       $13.19        349,177
   01/01/2005 to 12/31/2005...........    $13.19       $13.53        401,044
   01/01/2006 to 12/31/2006...........    $13.53       $14.92        549,051
   01/01/2007 to 12/31/2007...........    $14.92       $15.54      1,003,846
   01/01/2008 to 12/31/2008...........    $15.54       $11.28      1,693,347
   01/01/2009 to 12/31/2009...........    $11.28       $13.72      1,904,973
   01/01/2010 to 12/31/2010...........    $13.72       $15.00      1,851,248
   01/01/2011 to 12/31/2011...........    $15.00       $14.99      1,512,633
   01/01/2012 to 12/31/2012...........    $14.99       $16.67      1,610,238

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.67         11,518
   01/01/2004 to 12/31/2004...........    $12.67       $14.15        220,419
   TS 01/01/2005 to 12/31/2005........    $14.15       $14.63        256,526
   01/01/2006 to 12/31/2006...........    $14.63       $17.40        446,357
   01/01/2007 to 12/31/2007...........    $17.40       $16.44        422,432
   01/01/2008 to 12/31/2008...........    $16.44       $ 9.36        354,139
   01/01/2009 to 12/31/2009...........    $ 9.36       $11.36        348,461
   01/01/2010 to 12/31/2010...........    $11.36       $12.61        297,828
   01/01/2011 to 12/31/2011...........    $12.61       $12.15        247,265
   01/01/2012 to 12/31/2012...........    $12.15       $13.97        272,127
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.40         24,361
   01/01/2004 to 12/31/2004...........    $11.40       $12.14        712,411
   G 01/01/2005 to 12/31/2005.........    $12.14       $11.37      1,035,774
   01/01/2006 to 12/31/2006...........    $11.37       $11.84        798,214
   01/01/2007 to 12/31/2007...........    $11.84       $12.72        851,066
   01/01/2008 to 12/31/2008...........    $12.72       $12.16        694,965
   01/01/2009 to 12/31/2009...........    $12.16       $13.36        671,737
   01/01/2010 to 12/31/2010...........    $13.36       $13.85        570,160
   01/01/2011 to 12/31/2011...........    $13.85       $14.13        482,840
   01/01/2012 to 12/31/2012...........    $14.13       $14.57        400,966
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.32          2,206
   01/01/2004 to 12/31/2004...........    $11.32       $11.73         84,417
   01/01/2005 to 12/31/2005...........    $11.73       $13.39        179,577
   01/01/2006 to 12/31/2006...........    $13.39       $13.86        424,274
   01/01/2007 to 12/31/2007...........    $13.86       $14.70        670,101
   01/01/2008 to 12/31/2008...........    $14.70       $ 8.56        829,518
   01/01/2009 to 12/31/2009...........    $ 8.56       $12.87        803,341
   01/01/2010 to 12/31/2010...........    $12.87       $14.61        682,794
   01/01/2011 to 12/31/2011...........    $14.61       $14.07        500,066
   01/01/2012 to 12/31/2012...........    $14.07       $16.21        434,920
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.66         24,634
   01/01/2004 to 12/31/2004...........    $13.66       $17.56        172,186
   01/01/2005 to 12/31/2005...........    $17.56       $22.61        291,123
   01/01/2006 to 12/31/2006...........    $22.61       $25.68        307,012
   01/01/2007 to 12/31/2007...........    $25.68       $35.36        389,732
   01/01/2008 to 12/31/2008...........    $35.36       $17.33        300,040
   01/01/2009 to 12/31/2009...........    $17.33       $25.36        436,858
   01/01/2010 to 12/31/2010...........    $25.36       $29.94        397,202
   01/01/2011 to 12/31/2011...........    $29.94       $24.96        213,036
   01/01/2012 to 12/31/2012...........    $24.96       $25.35        196,966
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99        111,044
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.33        744,811
   01/01/2007 to 12/31/2007...........    $11.33       $12.17        906,776
   01/01/2008 to 12/31/2008...........    $12.17       $ 6.88        954,985
   01/01/2009 to 12/31/2009...........    $ 6.88       $ 8.65      1,714,961
   01/01/2010 to 12/31/2010...........    $ 8.65       $ 9.72      1,218,956
   01/01/2011 to 12/31/2011...........    $ 9.72       $ 9.20        880,416
   01/01/2012 to 12/31/2012...........    $ 9.20       $10.01        818,131

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.98        207,560
   01/01/2008 to 12/31/2008...........    $ 9.98       $ 9.27        788,143
   01/01/2009 to 12/31/2009...........    $ 9.27       $10.14        753,947
   01/01/2010 to 12/31/2010...........    $10.14       $10.71        651,819
   01/01/2011 to 12/31/2011...........    $10.71       $11.13        602,850
   01/01/2012 to 12/31/2012...........    $11.13       $11.76        540,991
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.41        120,154
   01/01/2006 to 12/31/2006...........    $11.41       $12.42         49,463
   01/01/2007 to 12/31/2007...........    $12.42       $13.51         80,806
   01/01/2008 to 12/31/2008...........    $13.51       $ 7.79         35,683
   01/01/2009 to 12/31/2009...........    $ 7.79       $10.68         87,916
   01/01/2010 to 07/16/2010...........    $10.68       $10.43              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $10.45            827
   01/01/2004 to 12/31/2004...........    $10.45       $12.21         32,858
   01/01/2005 to 12/31/2005...........    $12.21       $13.88        164,045
   01/01/2006 to 12/31/2006...........    $13.88       $16.75        160,932
   01/01/2007 to 12/31/2007...........    $16.75       $18.88        219,534
   01/01/2008 to 12/31/2008...........    $18.88       $10.82        146,290
   01/01/2009 to 12/31/2009...........    $10.82       $12.30        139,726
   01/01/2010 to 07/16/2010...........    $12.30       $11.66              0
EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003...........        --       $13.19            283
   01/01/2004 to 12/31/2004...........    $13.19       $13.86         31,153
   01/01/2005 to 12/31/2005...........    $13.86       $14.10         31,596
   01/01/2006 to 12/31/2006...........    $14.10       $14.65         15,185
   01/01/2007 to 12/31/2007...........    $14.65       $16.08         15,093
   01/01/2008 to 12/31/2008...........    $16.08       $11.47         26,469
   01/01/2009 to 12/31/2009...........    $11.47       $16.18         38,725
   01/01/2010 to 07/16/2010...........    $16.18       $15.09              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.21       $ 6.10         92,210
   01/01/2009 to 12/31/2009...........    $ 6.10       $ 7.69        197,134
   01/01/2010 to 12/31/2010...........    $ 7.69       $ 8.97        125,709
   01/01/2011 to 12/31/2011...........    $ 8.97       $ 7.83         56,285
   01/01/2012 to 12/31/2012...........    $ 7.83       $ 8.74         45,724
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.63        933,984
   01/01/2009 to 12/31/2009...........    $ 6.63       $ 8.45      1,565,724
   01/01/2010 to 12/31/2010...........    $ 8.45       $ 9.13      1,506,231
   01/01/2011 to 12/31/2011...........    $ 9.13       $ 8.79      1,167,563
   01/01/2012 to 09/21/2012...........    $ 8.79       $ 9.83              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.82       108,014
   01/01/2005 to 12/31/2005...........    $11.82       $12.76       179,027
   01/01/2006 to 12/31/2006...........    $12.76       $17.32       390,251
   01/01/2007 to 12/31/2007...........    $17.32       $19.23       383,026
   01/01/2008 to 12/31/2008...........    $19.23       $10.78       201,811
   01/01/2009 to 12/31/2009...........    $10.78       $14.91       199,013
   01/01/2010 to 12/31/2010...........    $14.91       $16.03       136,481
   01/01/2011 to 12/31/2011...........    $16.03       $14.53        73,996
   01/01/2012 to 12/31/2012...........    $14.53       $17.86        74,768
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.15        30,489
   01/01/2012 to 04/27/2012...........    $ 8.15       $ 9.23             0
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.10        50,551
   01/01/2012 to 12/31/2012...........    $ 9.10       $10.59        49,135
INVESCO V.I. DYNAMICS FUND - SERIES I
   01/01/2003 to 12/31/2003...........        --       $13.11         4,848
   01/01/2004 to 12/31/2004...........    $13.11       $14.56        61,543
   01/01/2005 to 12/31/2005...........    $14.56       $15.80        54,814
   01/01/2006 to 12/31/2006...........    $15.80       $17.98        59,124
   01/01/2007 to 12/31/2007...........    $17.98       $19.76        54,429
   01/01/2008 to 12/31/2008...........    $19.76       $10.05        37,387
   01/01/2009 to 12/31/2009...........    $10.05       $14.04        37,634
   01/01/2010 to 12/31/2010...........    $14.04       $17.03        38,338
   01/01/2011 to 04/29/2011...........    $17.03       $18.95             0
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
   01/01/2003 to 12/31/2003...........        --       $12.60        20,268
   01/01/2004 to 12/31/2004...........    $12.60       $13.42        67,581
   01/01/2005 to 12/31/2005...........    $13.42       $13.92       170,808
   01/01/2006 to 12/31/2006...........    $13.92       $15.89        91,327
   01/01/2007 to 12/31/2007...........    $15.89       $12.11        50,770
   01/01/2008 to 12/31/2008...........    $12.11       $ 4.81        50,279
   01/01/2009 to 12/31/2009...........    $ 4.81       $ 6.01       113,041
   01/01/2010 to 12/31/2010...........    $ 6.01       $ 6.50       235,630
   01/01/2011 to 04/29/2011...........    $ 6.50       $ 6.85             0
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
   01/01/2003 to 12/31/2003...........        --       $11.91         2,077
   01/01/2004 to 12/31/2004...........    $11.91       $12.56        87,037
   01/01/2005 to 12/31/2005...........    $12.56       $13.31       122,355
   01/01/2006 to 12/31/2006...........    $13.31       $13.73       130,283
   01/01/2007 to 12/31/2007...........    $13.73       $15.05       108,427
   01/01/2008 to 12/31/2008...........    $15.05       $10.52       187,213
   01/01/2009 to 12/31/2009...........    $10.52       $13.17       106,387
   01/01/2010 to 12/31/2010...........    $13.17       $13.59        86,909
   01/01/2011 to 12/31/2011...........    $13.59       $13.84        59,858
   01/01/2012 to 12/31/2012...........    $13.84       $16.40        62,386

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. TECHNOLOGY FUND - SERIES I
   06/30/2008* to 12/31/2008..........    $ 9.92       $ 6.21             0
   01/01/2009 to 12/31/2009...........    $ 6.21       $ 9.58             0
   01/01/2010 to 12/31/2010...........    $ 9.58       $11.38             0
   01/01/2011 to 12/31/2011...........    $11.38       $10.59             0
   01/01/2012 to 12/31/2012...........    $10.59       $11.55             0
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
   04/27/2012* to 12/31/2012..........    $10.05       $ 9.74        23,190
NASDAQ TARGET 15 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.89       $ 5.96             0
   01/01/2009 to 12/31/2009...........    $ 5.96       $ 6.83             0
   01/01/2010 to 12/31/2010...........    $ 6.83       $ 8.72             0
   01/01/2011 to 12/31/2011...........    $ 8.72       $ 8.66             0
   01/01/2012 to 12/31/2012...........    $ 8.66       $ 9.59             0
NVIT DEVELOPING MARKETS FUND
   01/01/2003 to 12/31/2003...........        --       $15.54        12,503
   01/01/2004 to 12/31/2004...........    $15.54       $18.25       161,653
   01/01/2005 to 12/31/2005...........    $18.25       $23.52       224,533
   01/01/2006 to 12/31/2006...........    $23.52       $31.02       274,947
   01/01/2007 to 12/31/2007...........    $31.02       $43.62       484,276
   01/01/2008 to 12/31/2008...........    $43.62       $18.01       186,988
   01/01/2009 to 12/31/2009...........    $18.01       $28.64       356,343
   01/01/2010 to 12/31/2010...........    $28.64       $32.60       205,732
   01/01/2011 to 12/31/2011...........    $32.60       $24.79       123,967
   01/01/2012 to 12/31/2012...........    $24.79       $28.37       100,395
PROFUND VP ASIA 30
   01/01/2003 to 12/31/2003...........        --       $15.94        10,432
   01/01/2004 to 12/31/2004...........    $15.94       $15.54        74,988
   01/01/2005 to 12/31/2005...........    $15.54       $18.20        98,832
   01/01/2006 to 12/31/2006...........    $18.20       $24.84       227,691
   01/01/2007 to 12/31/2007...........    $24.84       $35.97       247,412
   01/01/2008 to 12/31/2008...........    $35.97       $17.33        77,238
   01/01/2009 to 12/31/2009...........    $17.33       $26.19       127,715
   01/01/2010 to 12/31/2010...........    $26.19       $29.24        92,346
   01/01/2011 to 12/31/2011...........    $29.24       $20.92        44,452
   01/01/2012 to 12/31/2012...........    $20.92       $23.67        58,039
PROFUND VP BANKS
   01/01/2004 to 12/31/2004...........        --       $14.07         8,847
   01/01/2005 to 12/31/2005...........    $14.07       $13.77         7,375
   01/01/2006 to 12/31/2006...........    $13.77       $15.58        11,704
   01/01/2007 to 12/31/2007...........    $15.58       $11.10         8,235
   01/01/2008 to 12/31/2008...........    $11.10       $ 5.77       117,037
   01/01/2009 to 12/31/2009...........    $ 5.77       $ 5.42        35,987
   01/01/2010 to 12/31/2010...........    $ 5.42       $ 5.75        23,240
   01/01/2011 to 12/31/2011...........    $ 5.75       $ 4.13        18,162
   01/01/2012 to 12/31/2012...........    $ 4.13       $ 5.40        28,066

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BASIC MATERIALS
   01/01/2003 to 12/31/2003...........        --       $13.33         8,054
   01/01/2004 to 12/31/2004...........    $13.33       $14.40        23,555
   01/01/2005 to 12/31/2005...........    $14.40       $14.46        45,735
   01/01/2006 to 12/31/2006...........    $14.46       $16.36        43,606
   01/01/2007 to 12/31/2007...........    $16.36       $20.96        85,213
   01/01/2008 to 12/31/2008...........    $20.96       $ 9.98        63,959
   01/01/2009 to 12/31/2009...........    $ 9.98       $15.87       112,777
   01/01/2010 to 12/31/2010...........    $15.87       $20.18       160,387
   01/01/2011 to 12/31/2011...........    $20.18       $16.58        77,913
   01/01/2012 to 12/31/2012...........    $16.58       $17.63        68,968
PROFUND VP BEAR
   01/01/2004 to 12/31/2004...........        --       $ 6.58        41,480
   01/01/2005 to 12/31/2005...........    $ 6.58       $ 6.36       481,335
   01/01/2006 to 12/31/2006...........    $ 6.36       $ 5.77       113,831
   01/01/2007 to 12/31/2007...........    $ 5.77       $ 5.68       186,155
   01/01/2008 to 12/31/2008...........    $ 5.68       $ 7.80       301,175
   01/01/2009 to 12/31/2009...........    $ 7.80       $ 5.51       363,401
   01/01/2010 to 12/31/2010...........    $ 5.51       $ 4.44       153,769
   01/01/2011 to 12/31/2011...........    $ 4.44       $ 3.96       160,825
   01/01/2012 to 12/31/2012...........    $ 3.96       $ 3.24       220,586
PROFUND VP BULL
   01/01/2003 to 12/31/2003...........        --       $12.00         1,179
   01/01/2004 to 12/31/2004...........    $12.00       $12.79       171,187
   01/01/2005 to 12/31/2005...........    $12.79       $12.88       482,071
   01/01/2006 to 12/31/2006...........    $12.88       $14.35       338,211
   01/01/2007 to 12/31/2007...........    $14.35       $14.56       203,530
   01/01/2008 to 12/31/2008...........    $14.56       $ 8.89       363,733
   01/01/2009 to 12/31/2009...........    $ 8.89       $10.84       273,451
   01/01/2010 to 12/31/2010...........    $10.84       $11.96       323,429
   01/01/2011 to 12/31/2011...........    $11.96       $11.72        48,635
   01/01/2012 to 12/31/2012...........    $11.72       $13.08        42,092
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.49           954
   01/01/2004 to 12/31/2004...........    $11.49       $12.31         8,437
   01/01/2005 to 12/31/2005...........    $12.31       $12.02         9,786
   01/01/2006 to 12/31/2006...........    $12.02       $13.26        26,778
   01/01/2007 to 12/31/2007...........    $13.26       $13.98       131,891
   01/01/2008 to 12/31/2008...........    $13.98       $10.04        22,103
   01/01/2009 to 12/31/2009...........    $10.04       $11.97        17,709
   01/01/2010 to 12/31/2010...........    $11.97       $13.76        43,586
   01/01/2011 to 12/31/2011...........    $13.76       $14.42        41,356
   01/01/2012 to 12/31/2012...........    $14.42       $15.67        32,267

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER SERVICES
   01/01/2004 to 12/31/2004...........        --       $12.28        17,197
   01/01/2005 to 12/31/2005...........    $12.28       $11.47         8,192
   01/01/2006 to 12/31/2006...........    $11.47       $12.59        12,510
   01/01/2007 to 12/31/2007...........    $12.59       $11.32        10,149
   01/01/2008 to 12/31/2008...........    $11.32       $ 7.61         9,553
   01/01/2009 to 12/31/2009...........    $ 7.61       $ 9.76        14,506
   01/01/2010 to 12/31/2010...........    $ 9.76       $11.61       120,159
   01/01/2011 to 12/31/2011...........    $11.61       $12.00        85,233
   01/01/2012 to 12/31/2012...........    $12.00       $14.36        61,929
PROFUND VP EUROPE 30
   01/01/2003 to 12/31/2003...........        --       $13.18        13,365
   01/01/2004 to 12/31/2004...........    $13.18       $14.77        99,557
   01/01/2005 to 12/31/2005...........    $14.77       $15.65       374,171
   01/01/2006 to 12/31/2006...........    $15.65       $18.02       508,415
   01/01/2007 to 12/31/2007...........    $18.02       $20.23       151,796
   01/01/2008 to 12/31/2008...........    $20.23       $11.10        48,150
   01/01/2009 to 12/31/2009...........    $11.10       $14.39       230,637
   01/01/2010 to 12/31/2010...........    $14.39       $14.48       236,627
   01/01/2011 to 12/31/2011...........    $14.48       $12.93        12,682
   01/01/2012 to 12/31/2012...........    $12.93       $14.77        80,673
PROFUND VP FINANCIALS
   01/01/2003 to 12/31/2003...........        --       $12.44         1,060
   01/01/2004 to 12/31/2004...........    $12.44       $13.45        17,749
   01/01/2005 to 12/31/2005...........    $13.45       $13.71        36,201
   01/01/2006 to 12/31/2006...........    $13.71       $15.76        57,563
   01/01/2007 to 12/31/2007...........    $15.76       $12.49        47,802
   01/01/2008 to 12/31/2008...........    $12.49       $ 6.06        83,367
   01/01/2009 to 12/31/2009...........    $ 6.06       $ 6.82       139,451
   01/01/2010 to 12/31/2010...........    $ 6.82       $ 7.42       179,107
   01/01/2011 to 12/31/2011...........    $ 7.42       $ 6.27       156,822
   01/01/2012 to 12/31/2012...........    $ 6.27       $ 7.66        97,961
PROFUND VP HEALTH CARE
   01/01/2003 to 12/31/2003...........        --       $11.04         1,969
   01/01/2004 to 12/31/2004...........    $11.04       $11.07         8,570
   01/01/2005 to 12/31/2005...........    $11.07       $11.50        64,175
   01/01/2006 to 12/31/2006...........    $11.50       $11.87        65,217
   01/01/2007 to 12/31/2007...........    $11.87       $12.39       165,073
   01/01/2008 to 12/31/2008...........    $12.39       $ 9.20        69,403
   01/01/2009 to 12/31/2009...........    $ 9.20       $10.77       111,461
   01/01/2010 to 12/31/2010...........    $10.77       $10.86        91,929
   01/01/2011 to 12/31/2011...........    $10.86       $11.72        99,313
   01/01/2012 to 12/31/2012...........    $11.72       $13.48        79,172
PROFUND VP INDUSTRIALS
   01/01/2004 to 12/31/2004...........        --       $14.24         4,426
   01/01/2005 to 12/31/2005...........    $14.24       $14.30         6,749
   01/01/2006 to 12/31/2006...........    $14.30       $15.65         2,765
   01/01/2007 to 12/31/2007...........    $15.65       $17.13        48,821
   01/01/2008 to 12/31/2008...........    $17.13       $ 9.99        70,451
   01/01/2009 to 12/31/2009...........    $ 9.99       $12.15       155,971
   01/01/2010 to 12/31/2010...........    $12.15       $14.73       125,562
   01/01/2011 to 12/31/2011...........    $14.73       $14.18        41,462
   01/01/2012 to 12/31/2012...........    $14.18       $16.09        19,837

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP JAPAN
   01/01/2003 to 12/31/2003...........        --       $12.69         1,883
   01/01/2004 to 12/31/2004...........    $12.69       $13.38        35,968
   01/01/2005 to 12/31/2005...........    $13.38       $18.59       107,391
   01/01/2006 to 12/31/2006...........    $18.59       $20.19        63,570
   01/01/2007 to 12/31/2007...........    $20.19       $17.80        23,531
   01/01/2008 to 12/31/2008...........    $17.80       $10.32        23,071
   01/01/2009 to 12/31/2009...........    $10.32       $11.16        54,065
   01/01/2010 to 12/31/2010...........    $11.16       $10.22        67,234
   01/01/2011 to 12/31/2011A..........    $10.22       $ 8.16         6,477
   01/01/2012 to 12/31/2012...........    $ 8.16       $ 9.83        24,094
PROFUND VP LARGE-CAP GROWTH
   01/01/2004 to 12/31/2004...........        --       $10.37         2,860
   01/01/2005 to 12/31/2005...........    $10.37       $10.26        82,641
   01/01/2006 to 12/31/2006...........    $10.26       $10.96       451,172
   01/01/2007 to 12/31/2007...........    $10.96       $11.49       181,009
   01/01/2008 to 12/31/2008...........    $11.49       $ 7.26       151,967
   01/01/2009 to 12/31/2009...........    $ 7.26       $ 9.23       268,256
   01/01/2010 to 12/31/2010...........    $ 9.23       $10.24       208,930
   01/01/2011 to 12/31/2011...........    $10.24       $10.35       179,188
   01/01/2012 to 12/31/2012...........    $10.35       $11.43        83,338
PROFUND VP LARGE-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $10.36         3,802
   01/01/2005 to 12/31/2005...........    $10.36       $10.46        48,990
   01/01/2006 to 12/31/2006...........    $10.46       $12.17       382,210
   01/01/2007 to 12/31/2007...........    $12.17       $11.94       126,309
   01/01/2008 to 12/31/2008...........    $11.94       $ 6.97       168,643
   01/01/2009 to 12/31/2009...........    $ 6.97       $ 8.16       117,790
   01/01/2010 to 12/31/2010...........    $ 8.16       $ 9.03        73,359
   01/01/2011 to 12/31/2011...........    $ 9.03       $ 8.73       103,431
   01/01/2012 to 12/31/2012...........    $ 8.73       $ 9.88       154,329
PROFUND VP MID-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $12.31         2,028
   01/01/2004 to 12/31/2004...........    $12.31       $13.39        53,472
   01/01/2005 to 12/31/2005...........    $13.39       $14.60       396,894
   01/01/2006 to 12/31/2006...........    $14.60       $14.88       271,685
   01/01/2007 to 12/31/2007...........    $14.88       $16.29        86,246
   01/01/2008 to 12/31/2008...........    $16.29       $ 9.77        71,315
   01/01/2009 to 12/31/2009...........    $ 9.77       $13.24       140,661
   01/01/2010 to 12/31/2010...........    $13.24       $16.67       179,903
   01/01/2011 to 12/31/2011...........    $16.67       $15.86       112,247
   01/01/2012 to 12/31/2012...........    $15.86       $17.93        67,404
PROFUND VP MID-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $13.39         4,164
   01/01/2004 to 12/31/2004...........    $13.39       $15.21       110,312
   01/01/2005 to 12/31/2005...........    $15.21       $16.23       101,181
   01/01/2006 to 12/31/2006...........    $16.23       $17.86        98,979
   01/01/2007 to 12/31/2007...........    $17.86       $17.67        72,375
   01/01/2008 to 12/31/2008...........    $17.67       $11.03        55,909
   01/01/2009 to 12/31/2009...........    $11.03       $14.15        40,269
   01/01/2010 to 12/31/2010...........    $14.15       $16.70        56,607
   01/01/2011 to 12/31/2011...........    $16.70       $15.72        57,508
   01/01/2012 to 12/31/2012...........    $15.72       $17.96        50,061

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $13.46         5,378
   01/01/2004 to 12/31/2004...........    $13.46       $14.31       128,923
   01/01/2005 to 12/31/2005...........    $14.31       $14.05       151,639
   01/01/2006 to 12/31/2006...........    $14.05       $14.53        85,525
   01/01/2007 to 12/31/2007...........    $14.53       $16.74       200,264
   01/01/2008 to 12/31/2008...........    $16.74       $ 9.44        61,008
   01/01/2009 to 12/31/2009...........    $ 9.44       $14.06        62,232
   01/01/2010 to 12/31/2010...........    $14.06       $16.29        46,817
   01/01/2011 to 12/31/2011...........    $16.29       $16.20        80,834
   01/01/2012 to 12/31/2012...........    $16.20       $18.45        71,926
PROFUND VP OIL & GAS
   01/01/2003 to 12/31/2003...........        --       $12.12         4,007
   01/01/2004 to 12/31/2004...........    $12.12       $15.37        58,804
   01/01/2005 to 12/31/2005...........    $15.37       $19.77       137,221
   01/01/2006 to 12/31/2006...........    $19.77       $23.38       112,400
   01/01/2007 to 12/31/2007...........    $23.38       $30.35       124,434
   01/01/2008 to 12/31/2008...........    $30.35       $18.75        98,316
   01/01/2009 to 12/31/2009...........    $18.75       $21.22       166,584
   01/01/2010 to 12/31/2010...........    $21.22       $24.49       127,926
   01/01/2011 to 12/31/2011...........    $24.49       $24.54        81,185
   01/01/2012 to 12/31/2012...........    $24.54       $24.75        77,337
PROFUND VP PHARMACEUTICALS
   01/01/2003 to 12/31/2003...........        --       $ 9.96         2,871
   01/01/2004 to 12/31/2004...........    $ 9.96       $ 8.86        23,137
   01/01/2005 to 12/31/2005...........    $ 8.86       $ 8.35        14,623
   01/01/2006 to 12/31/2006...........    $ 8.35       $ 9.18       131,883
   01/01/2007 to 12/31/2007...........    $ 9.18       $ 9.21        43,535
   01/01/2008 to 12/31/2008...........    $ 9.21       $ 7.26        77,480
   01/01/2009 to 12/31/2009...........    $ 7.26       $ 8.32        76,573
   01/01/2010 to 12/31/2010...........    $ 8.32       $ 8.19        31,433
   01/01/2011 to 12/31/2011...........    $ 8.19       $ 9.32        76,191
   01/01/2012 to 12/31/2012...........    $ 9.32       $10.22        32,931
PROFUND VP PRECIOUS METALS
   01/01/2004 to 12/31/2004...........        --       $13.61        42,627
   01/01/2005 to 12/31/2005...........    $13.61       $16.85       129,262
   01/01/2006 to 12/31/2006...........    $16.85       $17.73       260,007
   01/01/2007 to 12/31/2007...........    $17.73       $21.27       337,030
   01/01/2008 to 12/31/2008...........    $21.27       $14.43       213,223
   01/01/2009 to 12/31/2009...........    $14.43       $19.14       162,633
   01/01/2010 to 12/31/2010...........    $19.14       $24.94       128,642
   01/01/2011 to 12/31/2011...........    $24.94       $19.74        82,842
   01/01/2012 to 12/31/2012...........    $19.74       $16.53        58,494

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP REAL ESTATE
   01/01/2003 to 12/31/2003...........        --       $13.31         3,835
   01/01/2004 to 12/31/2004...........    $13.31       $16.60        58,062
   01/01/2005 to 12/31/2005...........    $16.60       $17.36        41,820
   01/01/2006 to 12/31/2006...........    $17.36       $22.55       109,436
   01/01/2007 to 12/31/2007...........    $22.55       $17.76        46,436
   01/01/2008 to 12/31/2008...........    $17.76       $10.22        54,131
   01/01/2009 to 12/31/2009...........    $10.22       $12.81        62,044
   01/01/2010 to 12/31/2010...........    $12.81       $15.66        49,229
   01/01/2011 to 12/31/2011...........    $15.66       $16.07        27,887
   01/01/2012 to 12/31/2012...........    $16.07       $18.46        30,772
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2003 to 12/31/2003...........        --       $ 9.11         4,991
   01/01/2004 to 12/31/2004...........    $ 9.11       $ 7.95       333,355
   01/01/2005 to 12/31/2005...........    $ 7.95       $ 7.18       354,906
   01/01/2006 to 12/31/2006...........    $ 7.18       $ 7.75       471,789
   01/01/2007 to 12/31/2007...........    $ 7.75       $ 7.20       160,197
   01/01/2008 to 12/31/2008...........    $ 7.20       $ 4.38       172,958
   01/01/2009 to 12/31/2009...........    $ 4.38       $ 5.67       286,601
   01/01/2010 to 12/31/2010...........    $ 5.67       $ 4.67       480,663
   01/01/2011 to 12/31/2011...........    $ 4.67       $ 2.86       263,803
   01/01/2012 to 12/31/2012...........    $ 2.86       $ 2.61       117,444
PROFUND VP SHORT NASDAQ-100
   01/01/2004 to 12/31/2004...........        --       $ 5.58         7,191
   01/01/2005 to 12/31/2005...........    $ 5.58       $ 5.52       144,312
   01/01/2006 to 12/31/2006...........    $ 5.52       $ 5.33       198,868
   01/01/2007 to 12/31/2007...........    $ 5.33       $ 4.62        64,998
   01/01/2008 to 12/31/2008...........    $ 4.62       $ 6.71        12,342
   01/01/2009 to 12/31/2009...........    $ 6.71       $ 3.90        72,786
   01/01/2010 to 12/31/2010...........    $ 3.90       $ 3.01        28,594
   01/01/2011 to 12/31/2011...........    $ 3.01       $ 2.64        37,552
   01/01/2012 to 12/31/2012...........    $ 2.64       $ 2.10        11,448
PROFUND VP SMALL-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $13.04        21,997
   01/01/2004 to 12/31/2004...........    $13.04       $15.31       170,800
   01/01/2005 to 12/31/2005...........    $15.31       $16.13       456,505
   01/01/2006 to 12/31/2006...........    $16.13       $17.18       462,614
   01/01/2007 to 12/31/2007...........    $17.18       $17.52        63,774
   01/01/2008 to 12/31/2008...........    $17.52       $11.32        84,050
   01/01/2009 to 12/31/2009...........    $11.32       $14.00       169,514
   01/01/2010 to 12/31/2010...........    $14.00       $17.25       184,353
   01/01/2011 to 12/31/2011...........    $17.25       $17.12        80,115
   01/01/2012 to 12/31/2012...........    $17.12       $18.87        49,079

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $13.39        24,769
   01/01/2004 to 12/31/2004...........    $13.39       $15.76       163,443
   01/01/2005 to 12/31/2005...........    $15.76       $16.07        79,114
   01/01/2006 to 12/31/2006...........    $16.07       $18.49       107,760
   01/01/2007 to 12/31/2007...........    $18.49       $16.81        41,638
   01/01/2008 to 12/31/2008...........    $16.81       $11.42        69,617
   01/01/2009 to 12/31/2009...........    $11.42       $13.47        29,196
   01/01/2010 to 12/31/2010...........    $13.47       $16.12       119,962
   01/01/2011 to 12/31/2011...........    $16.12       $15.15        43,755
   01/01/2012 to 12/31/2012...........    $15.15       $17.25        54,224
PROFUND VP TELECOMMUNICATIONS
   01/01/2004 to 12/31/2004...........        --       $11.40         6,379
   01/01/2005 to 12/31/2005...........    $11.40       $10.43        11,185
   01/01/2006 to 12/31/2006...........    $10.43       $13.73        76,146
   01/01/2007 to 12/31/2007...........    $13.73       $14.58        86,034
   01/01/2008 to 12/31/2008...........    $14.58       $ 9.37        44,731
   01/01/2009 to 12/31/2009...........    $ 9.37       $ 9.86       166,567
   01/01/2010 to 12/31/2010...........    $ 9.86       $11.18       109,202
   01/01/2011 to 12/31/2011...........    $11.18       $11.16        33,727
   01/01/2012 to 12/31/2012...........    $11.16       $12.74        41,788
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2003 to 12/31/2003...........        --       $ 9.73        14,956
   01/01/2004 to 12/31/2004...........    $ 9.73       $10.32       120,311
   01/01/2005 to 12/31/2005...........    $10.32       $11.03       250,768
   01/01/2006 to 12/31/2006...........    $11.03       $10.31        50,931
   01/01/2007 to 12/31/2007...........    $10.31       $11.13       348,555
   01/01/2008 to 12/31/2008...........    $11.13       $16.33       243,233
   01/01/2009 to 12/31/2009...........    $16.33       $10.78       108,507
   01/01/2010 to 12/31/2010...........    $10.78       $11.64       104,863
   01/01/2011 to 12/31/2011...........    $11.64       $16.37       108,287
   01/01/2012 to 12/31/2012...........    $16.37       $16.20        54,420
PROFUND VP ULTRAMID-CAP
   01/01/2003 to 12/31/2003...........        --       $16.44         3,746
   01/01/2004 to 12/31/2004...........    $16.44       $20.57       101,493
   01/01/2005 to 12/31/2005...........    $20.57       $23.77       132,000
   01/01/2006 to 12/31/2006...........    $23.77       $25.78       158,772
   01/01/2007 to 12/31/2007...........    $25.78       $26.76       114,155
   01/01/2008 to 12/31/2008...........    $26.76       $ 8.53        74,677
   01/01/2009 to 12/31/2009...........    $ 8.53       $13.86        98,445
   01/01/2010 to 12/31/2010...........    $13.86       $20.33        99,260
   01/01/2011 to 12/31/2011...........    $20.33       $17.20        42,234
   01/01/2012 to 12/31/2012...........    $17.20       $22.34        36,031
PROFUND VP UTILITIES
   01/01/2003 to 12/31/2003...........        --       $12.62         8,137
   01/01/2004 to 12/31/2004...........    $12.62       $14.97        57,208
   01/01/2005 to 12/31/2005...........    $14.97       $16.59        65,916
   01/01/2006 to 12/31/2006...........    $16.59       $19.38       160,549
   01/01/2007 to 12/31/2007...........    $19.38       $22.00       259,803
   01/01/2008 to 12/31/2008...........    $22.00       $14.94        72,065
   01/01/2009 to 12/31/2009...........    $14.94       $16.21        57,422
   01/01/2010 to 12/31/2010...........    $16.21       $16.83        77,564
   01/01/2011 to 12/31/2011...........    $16.83       $19.39        89,119
   01/01/2012 to 12/31/2012...........    $19.39       $19.02        48,435

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.53         73,031
   01/01/2005 to 12/31/2005...........    $10.53       $12.01         84,098
   01/01/2006 to 12/31/2006...........    $12.01       $14.24        116,491
   01/01/2007 to 12/31/2007...........    $14.24       $16.69        188,920
   01/01/2008 to 12/31/2008...........    $16.69       $ 8.13         25,080
   01/01/2009 to 12/31/2009...........    $ 8.13       $10.92         55,453
   01/01/2010 to 12/31/2010...........    $10.92       $12.20         36,522
   01/01/2011 to 12/31/2011...........    $12.20       $10.18         19,339
   01/01/2012 to 12/31/2012...........    $10.18       $12.21         14,587
S&P TARGET 24 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.72         38,677
   01/01/2005 to 12/31/2005...........    $10.72       $10.94        100,937
   01/01/2006 to 12/31/2006...........    $10.94       $11.04         93,918
   01/01/2007 to 12/31/2007...........    $11.04       $11.27         68,322
   01/01/2008 to 12/31/2008...........    $11.27       $ 7.96        177,004
   01/01/2009 to 12/31/2009...........    $ 7.96       $ 8.87         76,282
   01/01/2010 to 12/31/2010...........    $ 8.87       $10.37         88,592
   01/01/2011 to 12/31/2011...........    $10.37       $11.04         53,790
   01/01/2012 to 12/31/2012...........    $11.04       $11.84         44,358
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.30      1,057,901
   01/01/2005 to 12/31/2005...........    $11.30       $11.87      2,270,636
   01/01/2006 to 12/31/2006...........    $11.87       $12.98      1,547,684
   01/01/2007 to 12/31/2007...........    $12.98       $13.92        908,064
   01/01/2008 to 12/31/2008...........    $13.92       $ 7.53        576,002
   01/01/2009 to 12/31/2009...........    $ 7.53       $ 8.34        419,819
   01/01/2010 to 12/31/2010...........    $ 8.34       $ 9.73        318,435
   01/01/2011 to 12/31/2011...........    $ 9.73       $ 9.38        228,835
   01/01/2012 to 12/31/2012...........    $ 9.38       $10.38        133,813
THE DOW DART 10 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.46         78,082
   01/01/2005 to 12/31/2005...........    $10.46       $ 9.92        133,119
   01/01/2006 to 12/31/2006...........    $ 9.92       $12.20        182,794
   01/01/2007 to 12/31/2007...........    $12.20       $12.04        183,748
   01/01/2008 to 12/31/2008...........    $12.04       $ 8.43        151,198
   01/01/2009 to 12/31/2009...........    $ 8.43       $ 9.42         70,732
   01/01/2010 to 12/31/2010...........    $ 9.42       $10.78         83,495
   01/01/2011 to 12/31/2011...........    $10.78       $11.38        106,373
   01/01/2012 to 12/31/2012...........    $11.38       $12.35         61,543

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.74      1,008,759
   01/01/2006 to 12/31/2006...........    $ 9.74       $11.27        602,702
   01/01/2007 to 12/31/2007...........    $11.27       $11.17        380,133
   01/01/2008 to 12/31/2008...........    $11.17       $ 6.51        179,985
   01/01/2009 to 12/31/2009...........    $ 6.51       $ 7.28        225,265
   01/01/2010 to 12/31/2010...........    $ 7.28       $ 8.31        158,708
   01/01/2011 to 12/31/2011...........    $ 8.31       $ 8.63        176,453
   01/01/2012 to 12/31/2012...........    $ 8.63       $ 8.93         89,633
VALUE LINE TARGET 25 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.90       $ 4.54              0
   01/01/2009 to 12/31/2009...........    $ 4.54       $ 4.77              0
   01/01/2010 to 12/31/2010...........    $ 4.77       $ 6.09              0
   01/01/2011 to 12/31/2011...........    $ 6.09       $ 4.50              0
   01/01/2012 to 12/31/2012...........    $ 4.50       $ 5.35              0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2003 to 12/31/2003...........        --       $12.25          5,900
   01/01/2004 to 12/31/2004...........    $12.25       $13.33         39,530
   01/01/2005 to 12/31/2005...........    $13.33       $13.77         39,457
   01/01/2006 to 12/31/2006...........    $13.77       $16.00         77,725
   01/01/2007 to 12/31/2007...........    $16.00       $16.11         40,360
   01/01/2008 to 12/31/2008...........    $16.11       $10.03         40,019
   01/01/2009 to 12/31/2009...........    $10.03       $11.49         43,668
   01/01/2010 to 07/16/2010...........    $11.49       $11.02              0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.68       $14.09        111,815
   01/01/2011 to 12/31/2011...........    $14.09       $12.05         75,328
   01/01/2012 to 12/31/2012...........    $12.05       $13.42         70,838
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $11.02       $12.82         40,384
   01/01/2011 to 12/31/2011...........    $12.82       $12.29         30,774
   01/01/2012 to 12/31/2012...........    $12.29       $14.39         30,875
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $15.09       $19.00         20,242
   01/01/2011 to 12/31/2011...........    $19.00       $17.62         29,311
   01/01/2012 to 12/31/2012...........    $17.62       $20.85         26,757
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.23         60,263
   01/01/2011 to 12/31/2011...........    $12.23       $11.46         35,186
   01/01/2012 to 12/31/2012...........    $11.46       $12.15         21,797



* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: WITH HAV 40 BPS (2.05%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.22      3,365,059
   01/01/2010 to 12/31/2010...........    $12.22       $13.40      5,268,356
   01/01/2011 to 12/31/2011...........    $13.40       $12.78      4,442,063
   01/01/2012 to 12/31/2012...........    $12.78       $14.09      4,578,694
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.41      1,820,120
   01/01/2010 to 12/31/2010...........    $12.41       $13.83      2,767,854
   01/01/2011 to 12/31/2011...........    $13.83       $13.56      2,216,060
   01/01/2012 to 12/31/2012...........    $13.56       $15.09      2,607,360
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.46        191,964
   01/01/2010 to 12/31/2010...........    $12.46       $13.90        262,897
   01/01/2011 to 12/31/2011...........    $13.90       $14.10        199,823
   01/01/2012 to 05/04/2012...........    $14.10       $15.30              0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.04      4,105,360
   01/01/2010 to 12/31/2010...........    $12.04       $13.25      6,540,463
   01/01/2011 to 12/31/2011...........    $13.25       $12.82      5,259,707
   01/01/2012 to 12/31/2012...........    $12.82       $14.12      5,738,680
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.14         60,919
   01/01/2012 to 12/31/2012...........    $ 9.14       $10.02        181,581
AST BLACKROCK VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $12.76        119,144
   01/01/2010 to 12/31/2010...........    $12.76       $14.05        170,995
   01/01/2011 to 12/31/2011...........    $14.05       $13.70        142,576
   01/01/2012 to 12/31/2012...........    $13.70       $15.21        165,128

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2015
   05/01/2009 to 12/31/2009...........    $ 9.96       $ 9.99           0
   01/01/2010 to 12/31/2010...........    $ 9.99       $10.70           0
   01/01/2011 to 12/31/2011...........    $10.70       $11.16           0
   01/01/2012 to 12/31/2012...........    $11.16       $11.26           0
AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009...........    $ 9.94       $ 9.61          47
   01/01/2010 to 12/31/2010...........    $ 9.61       $10.41         440
   01/01/2011 to 12/31/2011...........    $10.41       $11.18         512
   01/01/2012 to 12/31/2012...........    $11.18       $11.41         452
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.74           0
   01/01/2011 to 12/31/2011...........    $10.74       $11.72           0
   01/01/2012 to 12/31/2012...........    $11.72       $12.06           0
AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009...........    $ 9.92       $ 9.68           0
   01/01/2010 to 12/31/2010...........    $ 9.68       $10.54           0
   01/01/2011 to 12/31/2011...........    $10.54       $11.72           0
   01/01/2012 to 12/31/2012...........    $11.72       $12.14           0
AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009...........    $ 9.91       $ 9.58           0
   01/01/2010 to 12/31/2010...........    $ 9.58       $10.45           0
   01/01/2011 to 12/31/2011...........    $10.45       $11.87           0
   01/01/2012 to 12/31/2012...........    $11.87       $12.30           0
AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009...........    $ 9.88       $ 9.25           0
   01/01/2010 to 12/31/2010...........    $ 9.25       $10.14           0
   01/01/2011 to 12/31/2011...........    $10.14       $11.78           0
   01/01/2012 to 12/31/2012...........    $11.78       $12.27           0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.98           0
   01/01/2011 to 12/31/2011...........    $10.98       $12.94           0
   01/01/2012 to 12/31/2012...........    $12.94       $13.53           0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.99           0
   01/01/2012 to 12/31/2012...........    $11.99       $12.43           0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........    $10.00       $10.37           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.31      3,569,333
   01/01/2010 to 12/31/2010...........    $12.31       $13.67      4,979,410
   01/01/2011 to 12/31/2011...........    $13.67       $13.07      3,397,925
   01/01/2012 to 12/31/2012...........    $13.07       $14.56      4,089,027
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $11.94      2,173,385
   01/01/2010 to 12/31/2010...........    $11.94       $13.09      3,252,135
   01/01/2011 to 12/31/2011...........    $13.09       $12.59      2,713,258
   01/01/2012 to 12/31/2012...........    $12.59       $13.60      2,940,613
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.61       $14.51         72,498
   01/01/2010 to 12/31/2010...........    $14.51       $18.29        140,193
   01/01/2011 to 12/31/2011...........    $18.29       $19.10        108,337
   01/01/2012 to 12/31/2012...........    $19.10       $21.58        141,232
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.99        103,365
   01/01/2010 to 12/31/2010...........    $12.99       $16.86        159,307
   01/01/2011 to 12/31/2011...........    $16.86       $14.35        162,590
   01/01/2012 to 12/31/2012...........    $14.35       $16.87        185,037
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $11.97        864,688
   01/01/2010 to 12/31/2010...........    $11.97       $13.29      1,090,965
   01/01/2011 to 12/31/2011...........    $13.29       $12.70        820,561
   01/01/2012 to 12/31/2012...........    $12.70       $14.13      1,014,393
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $12.30      1,869,407
   01/01/2010 to 12/31/2010...........    $12.30       $13.78      2,940,865
   01/01/2011 to 12/31/2011...........    $13.78       $13.29      2,235,838
   01/01/2012 to 12/31/2012...........    $13.29       $14.40      2,337,350
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $12.16      3,317,336
   01/01/2010 to 12/31/2010...........    $12.16       $14.17      4,857,162
   01/01/2011 to 12/31/2011...........    $14.17       $13.02      2,999,201
   01/01/2012 to 12/31/2012...........    $13.02       $14.40      3,537,756
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.72      5,091,244
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.86       $13.94         44,478
   01/01/2010 to 12/31/2010...........    $13.94       $16.41         89,121
   01/01/2011 to 12/31/2011...........    $16.41       $15.26         73,059
   01/01/2012 to 12/31/2012...........    $15.26       $18.96        105,274

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $12.84        283,440
   01/01/2010 to 12/31/2010...........    $12.84       $13.87        389,692
   01/01/2011 to 12/31/2011...........    $13.87       $13.05        265,613
   01/01/2012 to 12/31/2012...........    $13.05       $15.31        283,019
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.12       $12.21        151,621
   01/01/2010 to 12/31/2010...........    $12.21       $13.50        217,261
   01/01/2011 to 12/31/2011...........    $13.50       $12.49        168,738
   01/01/2012 to 12/31/2012...........    $12.49       $14.64        193,616
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $13.49        286,175
   01/01/2010 to 12/31/2010...........    $13.49       $15.83        479,051
   01/01/2011 to 12/31/2011...........    $15.83       $15.04        315,046
   01/01/2012 to 12/31/2012...........    $15.04       $17.62        365,162
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.76        109,350
   01/01/2010 to 12/31/2010...........    $12.76       $15.84        244,303
   01/01/2011 to 12/31/2011...........    $15.84       $15.72        167,171
   01/01/2012 to 12/31/2012...........    $15.72       $17.82        188,409
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.52        213,769
   01/01/2010 to 12/31/2010...........    $12.52       $13.92        338,616
   01/01/2011 to 12/31/2011...........    $13.92       $14.06        304,128
   01/01/2012 to 12/31/2012...........    $14.06       $15.69        401,139
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.86      1,974,063
   01/01/2010 to 12/31/2010...........    $11.86       $12.97      2,972,193
   01/01/2011 to 12/31/2011...........    $12.97       $12.64      2,477,264
   01/01/2012 to 12/31/2012...........    $12.64       $13.63      2,575,441
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.27        114,610
   01/01/2010 to 12/31/2010...........    $13.27       $14.89        190,802
   01/01/2011 to 12/31/2011...........    $14.89       $12.70        126,232
   01/01/2012 to 12/31/2012...........    $12.70       $14.97        138,669
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.12       $13.10         88,177
   01/01/2010 to 12/31/2010...........    $13.10       $14.26        144,510
   01/01/2011 to 12/31/2011...........    $14.26       $12.21        113,957
   01/01/2012 to 12/31/2012...........    $12.21       $13.96        132,810

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $10.85             646
   01/01/2010 to 12/31/2010...........    $10.85       $11.77          41,606
   01/01/2011 to 12/31/2011...........    $11.77       $12.97      14,508,528
   01/01/2012 to 12/31/2012...........    $12.97       $13.90       5,830,488
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.25       1,577,195
   01/01/2010 to 12/31/2010...........    $12.25       $13.66       2,578,775
   01/01/2011 to 12/31/2011...........    $13.66       $13.30       2,017,904
   01/01/2012 to 12/31/2012...........    $13.30       $14.80       2,313,211
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $11.67       2,081,526
   01/01/2010 to 12/31/2010...........    $11.67       $12.27       2,138,295
   01/01/2011 to 12/31/2011...........    $12.27       $12.04       1,742,125
   01/01/2012 to 12/31/2012...........    $12.04       $13.06       1,782,261
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.29           4,844
   01/01/2010 to 12/31/2010...........    $10.29       $11.21          55,900
   01/01/2011 to 12/31/2011...........    $11.21       $11.06          50,517
   01/01/2012 to 12/31/2012...........    $11.06       $12.48          72,952
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.29           3,740
   01/01/2010 to 12/31/2010...........    $10.29       $11.47          38,186
   01/01/2011 to 12/31/2011...........    $11.47       $10.57          38,133
   01/01/2012 to 12/31/2012...........    $10.57       $11.73          45,733
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.13       $13.59         177,474
   01/01/2010 to 12/31/2010...........    $13.59       $14.27         327,702
   01/01/2011 to 12/31/2011...........    $14.27       $12.70         244,121
   01/01/2012 to 12/31/2012...........    $12.70       $15.16         272,580
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $12.73          35,867
   01/01/2010 to 12/31/2010...........    $12.73       $14.12          62,582
   01/01/2011 to 12/31/2011...........    $14.12       $13.25          48,285
   01/01/2012 to 12/31/2012...........    $13.25       $15.17          61,639
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.09         114,616
   01/01/2010 to 12/31/2010...........    $12.09       $13.43         148,549
   01/01/2011 to 12/31/2011...........    $13.43       $14.49         269,475
   01/01/2012 to 12/31/2012...........    $14.49       $15.03         320,082

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $12.72        159,504
   01/01/2010 to 12/31/2010...........    $12.72       $14.92        248,348
   01/01/2011 to 12/31/2011...........    $14.92       $14.48        196,229
   01/01/2012 to 12/31/2012...........    $14.48       $15.92        216,704
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.07       $13.37        178,237
   01/01/2010 to 12/31/2010...........    $13.37       $14.67        318,815
   01/01/2011 to 12/31/2011...........    $14.67       $13.92        265,882
   01/01/2012 to 12/31/2012...........    $13.92       $16.78        290,380
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.15        116,402
   01/01/2010 to 12/31/2010...........    $12.15       $13.43        164,734
   01/01/2011 to 12/31/2011...........    $13.43       $13.07        109,155
   01/01/2012 to 12/31/2012...........    $13.07       $14.99        145,038
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........    $10.00       $10.18          2,319
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $13.23         57,715
   01/01/2010 to 12/31/2010...........    $13.23       $16.02        128,363
   01/01/2011 to 12/31/2011...........    $16.02       $15.15         87,454
   01/01/2012 to 12/31/2012...........    $15.15       $17.57        108,339
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $ 9.87        766,665
   01/01/2010 to 12/31/2010...........    $ 9.87       $ 9.67      1,224,819
   01/01/2011 to 12/31/2011...........    $ 9.67       $ 9.47      1,340,106
   01/01/2012 to 12/31/2012...........    $ 9.47       $ 9.28      1,146,782
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.13       $13.72        103,062
   01/01/2010 to 12/31/2010...........    $13.72       $16.59        159,478
   01/01/2011 to 12/31/2011...........    $16.59       $15.84        101,521
   01/01/2012 to 12/31/2012...........    $15.84       $18.18        116,165
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.06         10,972
   01/01/2012 to 12/31/2012...........    $10.06       $10.34         16,868
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.37         87,413
   01/01/2010 to 12/31/2010...........    $12.37       $15.59        153,346
   01/01/2011 to 12/31/2011...........    $15.59       $15.52        129,404
   01/01/2012 to 12/31/2012...........    $15.52       $17.09        154,034

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.93       $12.07         48,893
   01/01/2010 to 12/31/2010...........    $12.07       $14.22        111,789
   01/01/2011 to 04/29/2011...........    $14.22       $15.93              0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.30        307,264
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $14.80        212,846
   01/01/2010 to 12/31/2010...........    $14.80       $17.72        436,193
   01/01/2011 to 12/31/2011...........    $17.72       $13.84        289,962
   01/01/2012 to 12/31/2012...........    $13.84       $15.99        331,490
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $10.48        240,395
   01/01/2010 to 12/31/2010...........    $10.48       $10.67        445,435
   01/01/2011 to 12/31/2011...........    $10.67       $10.69        516,157
   01/01/2012 to 12/31/2012...........    $10.69       $10.96        572,206
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $11.05      2,760,749
   01/01/2010 to 12/31/2010...........    $11.05       $11.66      4,831,426
   01/01/2011 to 12/31/2011...........    $11.66       $11.79      3,763,460
   01/01/2012 to 12/31/2012...........    $11.79       $12.62      4,344,963
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.61      3,978,257
   01/01/2010 to 12/31/2010...........    $11.61       $12.57      5,926,854
   01/01/2011 to 12/31/2011...........    $12.57       $12.44      5,416,351
   01/01/2012 to 12/31/2012...........    $12.44       $13.45      5,373,438
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.06          5,856
   01/01/2012 to 12/31/2012...........    $10.06       $10.56         16,720
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.81         34,055
   01/01/2010 to 12/31/2010...........    $12.81       $14.43         55,005
   01/01/2011 to 12/31/2011...........    $14.43       $14.63         40,224
   01/01/2012 to 12/31/2012...........    $14.63       $17.02         59,406
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.88              0
   01/01/2012 to 12/31/2012...........    $ 8.88       $ 9.84              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $12.34      1,088,359
   01/01/2010 to 12/31/2010...........    $12.34       $13.83      1,976,926
   01/01/2011 to 12/31/2011...........    $13.83       $13.22      1,351,474
   01/01/2012 to 12/31/2012...........    $13.22       $15.01      1,623,926
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.39      1,996,434
   01/01/2010 to 12/31/2010...........    $12.39       $13.57      3,765,722
   01/01/2011 to 12/31/2011...........    $13.57       $12.84      2,809,647
   01/01/2012 to 12/31/2012...........    $12.84       $13.98      3,037,693
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $13.14         76,927
   01/01/2010 to 12/31/2010...........    $13.14       $17.55        200,848
   01/01/2011 to 12/31/2011...........    $17.55       $17.03         93,921
   01/01/2012 to 12/31/2012...........    $17.03       $18.71        129,175
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.94         86,498
   01/01/2010 to 12/31/2010...........    $12.94       $15.97        123,286
   01/01/2011 to 12/31/2011...........    $15.97       $14.71         78,005
   01/01/2012 to 12/31/2012...........    $14.71       $17.03         91,160
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.15      2,381,599
   01/01/2010 to 12/31/2010...........    $12.15       $13.27      3,684,135
   01/01/2011 to 12/31/2011...........    $13.27       $13.26      2,941,567
   01/01/2012 to 12/31/2012...........    $13.26       $14.74      3,520,732
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $12.91         78,869
   01/01/2010 to 12/31/2010...........    $12.91       $14.32        144,391
   01/01/2011 to 12/31/2011...........    $14.32       $13.79        100,188
   01/01/2012 to 12/31/2012...........    $13.79       $15.84        159,373
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.11        235,256
   01/01/2010 to 12/31/2010...........    $11.11       $11.50        329,128
   01/01/2011 to 12/31/2011...........    $11.50       $11.73        303,906
   01/01/2012 to 12/31/2012...........    $11.73       $12.09        346,069
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $13.16        352,417
   01/01/2010 to 12/31/2010...........    $13.16       $14.93        560,108
   01/01/2011 to 12/31/2011...........    $14.93       $14.38        391,513
   01/01/2012 to 12/31/2012...........    $14.38       $16.56        455,410

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.30       $13.76        309,121
   01/01/2010 to 12/31/2010...........    $13.76       $16.23        532,642
   01/01/2011 to 12/31/2011...........    $16.23       $13.53        405,357
   01/01/2012 to 12/31/2012...........    $13.53       $13.73        474,185
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $12.77        219,488
   01/01/2010 to 12/31/2010...........    $12.77       $14.33        330,431
   01/01/2011 to 12/31/2011...........    $14.33       $13.55        303,754
   01/01/2012 to 12/31/2012...........    $13.55       $14.74        384,109
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $10.76        447,678
   01/01/2010 to 12/31/2010...........    $10.76       $11.36        892,152
   01/01/2011 to 12/31/2011...........    $11.36       $11.80        821,274
   01/01/2012 to 12/31/2012...........    $11.80       $12.46      1,119,758
EVERGREEN VA GROWTH FUND
   05/01/2009 to 12/31/2009...........    $10.04       $12.63          4,341
   01/01/2010 to 07/16/2010...........    $12.63       $12.35              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009...........    $10.05       $12.74         15,269
   01/01/2010 to 07/16/2010...........    $12.74       $12.08              0
EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009...........    $ 9.89       $12.84          7,056
   01/01/2010 to 07/16/2010...........    $12.84       $11.97              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $13.28          2,107
   01/01/2010 to 12/31/2010...........    $13.28       $15.48          9,248
   01/01/2011 to 12/31/2011...........    $15.48       $13.50         16,168
   01/01/2012 to 12/31/2012...........    $13.50       $15.06          4,353
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........    $10.07       $12.83      2,577,060
   01/01/2010 to 12/31/2010...........    $12.83       $13.85      4,539,049
   01/01/2011 to 12/31/2011...........    $13.85       $13.34      3,133,992
   01/01/2012 to 09/21/2012...........    $13.34       $14.90              0
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $14.49          2,949
   01/01/2010 to 12/31/2010...........    $14.49       $15.58          8,740
   01/01/2011 to 12/31/2011...........    $15.58       $14.12          7,672
   01/01/2012 to 12/31/2012...........    $14.12       $17.33          6,903

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.15         1,830
   01/01/2012 to 04/27/2012...........    $ 8.15       $ 9.22             0
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.10        14,723
   01/01/2012 to 12/31/2012...........    $ 9.10       $10.58        11,564
INVESCO V.I. DYNAMICS FUND - SERIES I
   05/01/2009 to 12/31/2009...........    $10.04       $13.15             0
   01/01/2010 to 12/31/2010...........    $13.15       $15.95         1,893
   01/01/2011 to 04/29/2011...........    $15.95       $17.74             0
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
   05/01/2009 to 12/31/2009...........    $10.00       $13.99         1,396
   01/01/2010 to 12/31/2010...........    $13.99       $15.12         5,500
   01/01/2011 to 04/29/2011...........    $15.12       $15.93             0
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.76         2,672
   01/01/2010 to 12/31/2010...........    $12.76       $13.15        13,907
   01/01/2011 to 12/31/2011...........    $13.15       $13.39         5,002
   01/01/2012 to 12/31/2012...........    $13.39       $15.86         5,297
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
   04/27/2012* to 12/31/2012..........    $10.05       $ 9.74         1,679
NVIT DEVELOPING MARKETS FUND
   05/01/2009 to 12/31/2009...........    $10.12       $14.51        16,330
   01/01/2010 to 12/31/2010...........    $14.51       $16.51        23,496
   01/01/2011 to 12/31/2011...........    $16.51       $12.55        22,359
   01/01/2012 to 12/31/2012...........    $12.55       $14.35        17,923
PROFUND VP ASIA 30
   05/01/2009 to 12/31/2009...........    $10.20       $14.01        79,546
   01/01/2010 to 12/31/2010...........    $14.01       $15.64        47,987
   01/01/2011 to 12/31/2011...........    $15.64       $11.18        30,095
   01/01/2012 to 12/31/2012...........    $11.18       $12.65        17,301
PROFUND VP BANKS
   05/01/2009 to 12/31/2009...........    $ 9.77       $12.51             0
   01/01/2010 to 12/31/2010...........    $12.51       $13.28             0
   01/01/2011 to 12/31/2011...........    $13.28       $ 9.53             0
   01/01/2012 to 12/31/2012...........    $ 9.53       $12.45             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BASIC MATERIALS
   05/01/2009 to 12/31/2009...........    $10.15       $14.30         5,245
   01/01/2010 to 12/31/2010...........    $14.30       $18.17        12,227
   01/01/2011 to 12/31/2011...........    $18.17       $14.92         6,546
   01/01/2012 to 12/31/2012...........    $14.92       $15.85         5,749
PROFUND VP BEAR
   05/01/2009 to 12/31/2009...........    $ 9.94       $ 7.33        14,885
   01/01/2010 to 12/31/2010...........    $ 7.33       $ 5.90        11,324
   01/01/2011 to 12/31/2011...........    $ 5.90       $ 5.27        10,302
   01/01/2012 to 12/31/2012...........    $ 5.27       $ 4.30         8,352
PROFUND VP BULL
   05/01/2009 to 12/31/2009...........    $10.05       $12.67         1,486
   01/01/2010 to 12/31/2010...........    $12.67       $13.97         1,778
   01/01/2011 to 12/31/2011...........    $13.97       $13.69        11,035
   01/01/2012 to 12/31/2012...........    $13.69       $15.27         8,591
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.57         5,807
   01/01/2010 to 12/31/2010...........    $12.57       $14.45        13,043
   01/01/2011 to 12/31/2011...........    $14.45       $15.14        10,285
   01/01/2012 to 12/31/2012...........    $15.14       $16.44        11,382
PROFUND VP CONSUMER SERVICES
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.31         3,759
   01/01/2010 to 12/31/2010...........    $12.31       $14.63        12,760
   01/01/2011 to 12/31/2011...........    $14.63       $15.12         7,887
   01/01/2012 to 12/31/2012...........    $15.12       $18.09        10,022
PROFUND VP EUROPE 30
   05/01/2009 to 12/31/2009...........    $10.15       $13.64             0
   01/01/2010 to 12/31/2010...........    $13.64       $13.71             0
   01/01/2011 to 12/31/2011...........    $13.71       $12.24        13,219
   01/01/2012 to 12/31/2012...........    $12.24       $13.98         6,585
PROFUND VP FINANCIALS
   05/01/2009 to 12/31/2009...........    $ 9.83       $12.88        27,227
   01/01/2010 to 12/31/2010...........    $12.88       $14.00        44,524
   01/01/2011 to 12/31/2011...........    $14.00       $11.81        27,787
   01/01/2012 to 12/31/2012...........    $11.81       $14.43        28,486
PROFUND VP HEALTH CARE
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.79        13,698
   01/01/2010 to 12/31/2010...........    $12.79       $12.88        32,759
   01/01/2011 to 12/31/2011...........    $12.88       $13.89        25,295
   01/01/2012 to 12/31/2012...........    $13.89       $15.98        33,528

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP INDUSTRIALS
   05/01/2009 to 12/31/2009...........    $10.11       $12.78        17,879
   01/01/2010 to 12/31/2010...........    $12.78       $15.50        41,384
   01/01/2011 to 12/31/2011...........    $15.50       $14.91        27,863
   01/01/2012 to 12/31/2012...........    $14.91       $16.91        22,834
PROFUND VP JAPAN
   05/01/2009 to 12/31/2009...........    $10.22       $11.37             0
   01/01/2010 to 12/31/2010...........    $11.37       $10.41             0
   01/01/2011 to 12/31/2011...........    $10.41       $ 8.30         6,766
   01/01/2012 to 12/31/2012...........    $ 8.30       $10.00             0
PROFUND VP LARGE-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $10.07       $12.65        10,063
   01/01/2010 to 12/31/2010...........    $12.65       $14.02        14,530
   01/01/2011 to 12/31/2011...........    $14.02       $14.16         5,038
   01/01/2012 to 12/31/2012...........    $14.16       $15.64        30,687
PROFUND VP LARGE-CAP VALUE
   05/01/2009 to 12/31/2009...........    $10.03       $12.70         4,839
   01/01/2010 to 12/31/2010...........    $12.70       $14.04         9,437
   01/01/2011 to 12/31/2011...........    $14.04       $13.58        50,359
   01/01/2012 to 12/31/2012...........    $13.58       $15.35        17,975
PROFUND VP MID-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 9.99       $12.67         4,229
   01/01/2010 to 12/31/2010...........    $12.67       $15.93        12,678
   01/01/2011 to 12/31/2011...........    $15.93       $15.16        39,656
   01/01/2012 to 12/31/2012...........    $15.16       $17.13        21,307
PROFUND VP MID-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 9.92       $12.77         9,560
   01/01/2010 to 12/31/2010...........    $12.77       $15.07        16,744
   01/01/2011 to 12/31/2011...........    $15.07       $14.18         9,804
   01/01/2012 to 12/31/2012...........    $14.18       $16.19        12,709
PROFUND VP NASDAQ-100
   05/01/2009 to 12/31/2009...........    $10.01       $13.05        15,664
   01/01/2010 to 12/31/2010...........    $13.05       $15.12        10,388
   01/01/2011 to 12/31/2011...........    $15.12       $15.02         8,558
   01/01/2012 to 12/31/2012...........    $15.02       $17.11        18,400
PROFUND VP OIL & GAS
   05/01/2009 to 12/31/2009...........    $10.30       $11.93         8,600
   01/01/2010 to 12/31/2010...........    $11.93       $13.77        13,277
   01/01/2011 to 12/31/2011...........    $13.77       $13.79        13,136
   01/01/2012 to 12/31/2012...........    $13.79       $13.90        11,121

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP PHARMACEUTICALS
   05/01/2009 to 12/31/2009...........    $10.02       $13.09             0
   01/01/2010 to 12/31/2010...........    $13.09       $12.89         1,217
   01/01/2011 to 12/31/2011...........    $12.89       $14.66           422
   01/01/2012 to 12/31/2012...........    $14.66       $16.06           641
PROFUND VP PRECIOUS METALS
   05/01/2009 to 12/31/2009...........    $10.01       $13.68        15,781
   01/01/2010 to 12/31/2010...........    $13.68       $17.82        17,579
   01/01/2011 to 12/31/2011...........    $17.82       $14.10        14,426
   01/01/2012 to 12/31/2012...........    $14.10       $11.80        16,082
PROFUND VP REAL ESTATE
   05/01/2009 to 12/31/2009...........    $ 9.62       $14.03         5,775
   01/01/2010 to 12/31/2010...........    $14.03       $17.14         9,961
   01/01/2011 to 12/31/2011...........    $17.14       $17.58         7,552
   01/01/2012 to 12/31/2012...........    $17.58       $20.18        12,078
PROFUND VP RISING RATES OPPORTUNITY
   05/01/2009 to 12/31/2009...........    $10.11       $10.23        99,212
   01/01/2010 to 12/31/2010...........    $10.23       $ 8.42       118,627
   01/01/2011 to 12/31/2011...........    $ 8.42       $ 5.15        96,319
   01/01/2012 to 12/31/2012...........    $ 5.15       $ 4.70        75,171
PROFUND VP SHORT NASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 9.99       $ 7.10         5,914
   01/01/2010 to 12/31/2010...........    $ 7.10       $ 5.48             0
   01/01/2011 to 12/31/2011...........    $ 5.48       $ 4.81           888
   01/01/2012 to 12/31/2012...........    $ 4.81       $ 3.82           467
PROFUND VP SMALL-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $10.01       $12.59         7,902
   01/01/2010 to 12/31/2010...........    $12.59       $15.50        12,130
   01/01/2011 to 12/31/2011...........    $15.50       $15.38        37,487
   01/01/2012 to 12/31/2012...........    $15.38       $16.94         6,972
PROFUND VP SMALL-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 9.96       $12.41         2,746
   01/01/2010 to 12/31/2010...........    $12.41       $14.84         9,583
   01/01/2011 to 12/31/2011...........    $14.84       $13.94         1,758
   01/01/2012 to 12/31/2012...........    $13.94       $15.86         3,474
PROFUND VP TELECOMMUNICATIONS
   05/01/2009 to 12/31/2009...........    $10.15       $11.02         7,985
   01/01/2010 to 12/31/2010...........    $11.02       $12.49        14,287
   01/01/2011 to 12/31/2011...........    $12.49       $12.47         6,494
   01/01/2012 to 12/31/2012...........    $12.47       $14.23        12,605

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP U.S. GOVERNMENT PLUS
   05/01/2009 to 12/31/2009...........    $ 9.89       $ 8.91         2,369
   01/01/2010 to 12/31/2010...........    $ 8.91       $ 9.61         2,261
   01/01/2011 to 12/31/2011...........    $ 9.61       $13.51         5,682
   01/01/2012 to 12/31/2012...........    $13.51       $13.36         2,675
PROFUND VP ULTRAMID-CAP
   05/01/2009 to 12/31/2009...........    $ 9.94       $16.03             0
   01/01/2010 to 12/31/2010...........    $16.03       $23.51            85
   01/01/2011 to 12/31/2011...........    $23.51       $19.88            30
   01/01/2012 to 12/31/2012...........    $19.88       $25.80             0
PROFUND VP UTILITIES
   05/01/2009 to 12/31/2009...........    $10.23       $12.26        14,879
   01/01/2010 to 12/31/2010...........    $12.26       $12.72        29,651
   01/01/2011 to 12/31/2011...........    $12.72       $14.64        21,227
   01/01/2012 to 12/31/2012...........    $14.64       $14.36        33,324
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.41             0
   01/01/2010 to 12/31/2010...........    $13.41       $14.97           169
   01/01/2011 to 12/31/2011...........    $14.97       $12.48           211
   01/01/2012 to 12/31/2012...........    $12.48       $14.96           190
S&P TARGET 24 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $12.01             0
   01/01/2010 to 12/31/2010...........    $12.01       $14.04         1,471
   01/01/2011 to 12/31/2011...........    $14.04       $14.93         2,275
   01/01/2012 to 12/31/2012...........    $14.93       $16.00         2,242
TARGET MANAGED VIP PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $12.31             0
   01/01/2010 to 12/31/2010...........    $12.31       $14.36             0
   01/01/2011 to 12/31/2011...........    $14.36       $13.83             0
   01/01/2012 to 12/31/2012...........    $13.83       $15.31             0
THE DOW DART 10 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.30           903
   01/01/2010 to 12/31/2010...........    $13.30       $15.21         2,646
   01/01/2011 to 12/31/2011...........    $15.21       $16.05           902
   01/01/2012 to 12/31/2012...........    $16.05       $17.41           902
THE DOW TARGET DIVIDEND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $13.72         3,178
   01/01/2010 to 12/31/2010...........    $13.72       $15.66         4,387
   01/01/2011 to 12/31/2011...........    $15.66       $16.26         2,496
   01/01/2012 to 12/31/2012...........    $16.26       $16.81         2,492

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   05/01/2009 to 12/31/2009...........    $10.09       $12.28         2,125
   01/01/2010 to 07/16/2010...........    $12.28       $11.77             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.09       $14.59        20,042
   01/01/2011 to 12/31/2011...........    $14.59       $12.46        18,690
   01/01/2012 to 12/31/2012...........    $12.46       $13.88        16,680
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $11.77       $13.69         4,900
   01/01/2011 to 12/31/2011...........    $13.69       $13.12         5,173
   01/01/2012 to 12/31/2012...........    $13.12       $15.35         4,736
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.97       $15.07         7,752
   01/01/2011 to 12/31/2011...........    $15.07       $13.97         7,751
   01/01/2012 to 12/31/2012...........    $13.97       $16.52         7,348
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.23        14,957
   01/01/2011 to 12/31/2011...........    $12.23       $11.46        12,237
   01/01/2012 to 12/31/2012...........    $11.46       $12.13         9,847



* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH ANY TWO OF GRO PLUS, EBP OR HAV OR WITH ANY ONE
                          OF COMBO 5% OR HDV (2.15%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.53               0
   01/01/2006 to 12/31/2006...........    $10.53       $11.29               0
   01/01/2007 to 12/31/2007...........    $11.29       $11.62               0
   01/01/2008 to 12/31/2008...........    $11.62       $10.84               0
   01/01/2009 to 12/31/2009...........    $10.84       $12.40               0
   01/01/2010 to 12/31/2010...........    $12.40       $14.12               0
   01/01/2011 to 12/31/2011...........    $14.12       $14.20               0
   01/01/2012 to 12/31/2012...........    $14.20       $15.85               0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01       1,490,936
   01/01/2006 to 12/31/2006...........    $10.01       $10.95       8,182,830
   01/01/2007 to 12/31/2007...........    $10.95       $11.70      12,516,386
   01/01/2008 to 12/31/2008...........    $11.70       $ 7.81       7,417,897
   01/01/2009 to 12/31/2009...........    $ 7.81       $ 9.50      11,207,973
   01/01/2010 to 12/31/2010...........    $ 9.50       $10.41      10,629,323
   01/01/2011 to 12/31/2011...........    $10.41       $ 9.91       8,503,821
   01/01/2012 to 12/31/2012...........    $ 9.91       $10.92       8,408,411
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.62       1,192,552
   01/01/2007 to 12/31/2007...........    $10.62       $11.38       2,952,379
   01/01/2008 to 12/31/2008...........    $11.38       $ 7.81       2,751,485
   01/01/2009 to 12/31/2009...........    $ 7.81       $ 9.65       4,790,959
   01/01/2010 to 12/31/2010...........    $ 9.65       $10.73       4,688,102
   01/01/2011 to 12/31/2011...........    $10.73       $10.52       3,657,333
   01/01/2012 to 12/31/2012...........    $10.52       $11.69       3,728,404
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.36       $12.41         106,376
   01/01/2004 to 12/31/2004...........    $12.41       $13.17         141,575
   01/01/2005 to 12/02/2005...........    $13.17       $15.05               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.79       $12.07        115,455
   01/01/2004 to 12/31/2004...........    $12.07       $13.00        256,194
   01/01/2005 to 12/02/2005...........    $13.00       $14.31              0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.89       $12.46        124,008
   01/01/2004 to 12/31/2004...........    $12.46       $13.73        368,328
   01/01/2005 to 12/31/2005...........    $13.73       $14.06        407,960
   01/01/2006 to 12/31/2006...........    $14.06       $16.07        566,185
   01/01/2007 to 12/31/2007...........    $16.07       $15.71        607,322
   01/01/2008 to 12/31/2008...........    $15.71       $10.03        184,950
   01/01/2009 to 12/31/2009...........    $10.03       $11.56        381,797
   01/01/2010 to 12/31/2010...........    $11.56       $12.88        429,126
   01/01/2011 to 12/31/2011...........    $12.88       $13.05        278,392
   01/01/2012 to 05/04/2012...........    $13.05       $14.16              0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02         69,241
   01/01/2006 to 12/31/2006...........    $10.02       $10.84      1,751,149
   01/01/2007 to 12/31/2007...........    $10.84       $11.57      3,475,993
   01/01/2008 to 12/31/2008...........    $11.57       $ 8.07      4,130,990
   01/01/2009 to 12/31/2009...........    $ 8.07       $ 9.74      7,745,284
   01/01/2010 to 12/31/2010...........    $ 9.74       $10.70      7,266,419
   01/01/2011 to 12/31/2011...........    $10.70       $10.35      5,714,960
   01/01/2012 to 12/31/2012...........    $10.35       $11.39      5,660,006
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.14        134,294
   01/01/2012 to 12/31/2012...........    $ 9.14       $10.00        295,136
AST BLACKROCK VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.97       $12.36         58,333
   01/01/2004 to 12/31/2004...........    $12.36       $14.29        234,446
   01/01/2005 to 12/31/2005...........    $14.29       $15.28        532,089
   01/01/2006 to 12/31/2006...........    $15.28       $18.21        795,655
   01/01/2007 to 12/31/2007...........    $18.21       $18.02        726,094
   01/01/2008 to 12/31/2008...........    $18.02       $11.06        329,004
   01/01/2009 to 12/31/2009...........    $11.06       $12.79        374,919
   01/01/2010 to 12/31/2010...........    $12.79       $14.08        310,453
   01/01/2011 to 12/31/2011...........    $14.08       $13.71        284,321
   01/01/2012 to 12/31/2012...........    $13.71       $15.21        270,868
AST BOND PORTFOLIO 2015
   05/01/2009* to 12/31/2009..........    $ 9.96       $ 9.98              0
   01/01/2010 to 12/31/2010...........    $ 9.98       $10.69              0
   01/01/2011 to 12/31/2011...........    $10.69       $11.13              0
   01/01/2012 to 12/31/2012...........    $11.13       $11.21              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........    $ 9.94       $ 9.60               0
   01/01/2010 to 12/31/2010...........    $ 9.60       $10.39             159
   01/01/2011 to 12/31/2011...........    $10.39       $11.15           1,267
   01/01/2012 to 12/31/2012...........    $11.15       $11.36               0
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.72              11
   01/01/2011 to 12/31/2011...........    $10.72       $11.69               0
   01/01/2012 to 12/31/2012...........    $11.69       $12.03               0
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........    $ 9.92       $ 9.67               0
   01/01/2010 to 12/31/2010...........    $ 9.67       $10.52               0
   01/01/2011 to 12/31/2011...........    $10.52       $11.69           2,152
   01/01/2012 to 12/31/2012...........    $11.69       $12.09           1,787
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........    $ 9.91       $ 9.57               0
   01/01/2010 to 12/31/2010...........    $ 9.57       $10.43               0
   01/01/2011 to 12/31/2011...........    $10.43       $11.83               0
   01/01/2012 to 12/31/2012...........    $11.83       $12.26           1,427
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........    $ 9.88       $ 9.25               0
   01/01/2010 to 12/31/2010...........    $ 9.25       $10.12           1,606
   01/01/2011 to 12/31/2011...........    $10.12       $11.75               0
   01/01/2012 to 12/31/2012...........    $11.75       $12.22               0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.97               0
   01/01/2011 to 12/31/2011...........    $10.97       $12.91           8,594
   01/01/2012 to 12/31/2012...........    $12.91       $13.49           1,011
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.98          38,785
   01/01/2012 to 12/31/2012...........    $11.98       $12.41          32,189
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........    $10.00       $10.36          10,806
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00         699,752
   01/01/2006 to 12/31/2006...........    $10.00       $11.13      11,111,597
   01/01/2007 to 12/31/2007...........    $11.13       $11.95      17,220,372
   01/01/2008 to 12/31/2008...........    $11.95       $ 7.60       9,823,555
   01/01/2009 to 12/31/2009...........    $ 7.60       $ 9.33      15,163,970
   01/01/2010 to 12/31/2010...........    $ 9.33       $10.35      13,739,380
   01/01/2011 to 12/31/2011...........    $10.35       $ 9.88      10,350,363
   01/01/2012 to 12/31/2012...........    $ 9.88       $10.99      10,445,990

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.03              0
   01/01/2008 to 12/31/2008...........    $10.03       $ 7.11        771,867
   01/01/2009 to 12/31/2009...........    $ 7.11       $ 8.59      1,946,286
   01/01/2010 to 12/31/2010...........    $ 8.59       $ 9.40      2,133,092
   01/01/2011 to 12/31/2011...........    $ 9.40       $ 9.03      1,831,386
   01/01/2012 to 12/31/2012...........    $ 9.03       $ 9.75      1,830,001
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.32       $13.88        270,852
   01/01/2004 to 12/31/2004...........    $13.88       $18.74        538,151
   01/01/2005 to 12/31/2005...........    $18.74       $21.06        634,076
   01/01/2006 to 12/31/2006...........    $21.06       $28.17        782,064
   01/01/2007 to 12/31/2007...........    $28.17       $22.07        553,831
   01/01/2008 to 12/31/2008...........    $22.07       $14.02        141,679
   01/01/2009 to 12/31/2009...........    $14.02       $18.10        306,725
   01/01/2010 to 12/31/2010...........    $18.10       $22.80        288,481
   01/01/2011 to 12/31/2011...........    $22.80       $23.78        193,734
   01/01/2012 to 12/31/2012...........    $23.78       $26.84        197,606
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.08       $14.15         70,597
   01/01/2004 to 12/31/2004...........    $14.15       $16.90        213,632
   01/01/2005 to 12/31/2005...........    $16.90       $16.74        335,310
   01/01/2006 to 12/31/2006...........    $16.74       $19.65        375,313
   01/01/2007 to 12/31/2007...........    $19.65       $15.81        252,414
   01/01/2008 to 07/18/2008...........    $15.81       $14.44              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.86       $16.35        362,906
   01/01/2004 to 12/31/2004...........    $16.35       $19.69        808,007
   01/01/2005 to 12/31/2005...........    $19.69       $21.08      1,270,136
   01/01/2006 to 12/31/2006...........    $21.08       $23.30      1,083,684
   01/01/2007 to 12/31/2007...........    $23.30       $25.35      1,044,299
   01/01/2008 to 12/31/2008...........    $25.35       $13.87        426,639
   01/01/2009 to 12/31/2009...........    $13.87       $18.00        521,277
   01/01/2010 to 12/31/2010...........    $18.00       $23.35        423,460
   01/01/2011 to 12/31/2011...........    $23.35       $19.85        324,222
   01/01/2012 to 12/31/2012...........    $19.85       $23.32        310,819
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99              0
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 7.12        293,270
   01/01/2009 to 12/31/2009...........    $ 7.12       $ 8.44        637,051
   01/01/2010 to 12/31/2010...........    $ 8.44       $ 9.36        640,423
   01/01/2011 to 12/31/2011...........    $ 9.36       $ 8.94        583,270
   01/01/2012 to 12/31/2012...........    $ 8.94       $ 9.94        921,477

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.54        991,205
   01/01/2007 to 12/31/2007...........    $10.54       $11.19      2,719,778
   01/01/2008 to 12/31/2008...........    $11.19       $ 7.17      2,130,587
   01/01/2009 to 12/31/2009...........    $ 7.17       $ 8.70      5,923,242
   01/01/2010 to 12/31/2010...........    $ 8.70       $ 9.73      3,965,780
   01/01/2011 to 12/31/2011...........    $ 9.73       $ 9.38      3,258,099
   01/01/2012 to 12/31/2012...........    $ 9.38       $10.15      3,289,698
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.44      1,522,776
   01/01/2007 to 12/31/2007...........    $10.44       $11.38      5,401,880
   01/01/2008 to 12/31/2008...........    $11.38       $ 6.60      3,477,332
   01/01/2009 to 12/31/2009...........    $ 6.60       $ 8.14      8,618,334
   01/01/2010 to 12/31/2010...........    $ 8.14       $ 9.48      9,260,878
   01/01/2011 to 12/31/2011...........    $ 9.48       $ 8.70      6,193,017
   01/01/2012 to 12/31/2012...........    $ 8.70       $ 9.61      6,530,921
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.46        153,226
   01/01/2009 to 11/13/2009...........    $ 7.46       $ 8.30              0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.71      1,829,167
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.17       $ 6.10          1,748
   01/01/2009 to 12/31/2009...........    $ 6.10       $ 8.06        182,513
   01/01/2010 to 12/31/2010...........    $ 8.06       $ 9.48        190,055
   01/01/2011 to 12/31/2011...........    $ 9.48       $ 8.81         57,541
   01/01/2012 to 12/31/2012...........    $ 8.81       $10.93        134,373
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.59         49,620
   01/01/2004 to 12/31/2004...........    $11.59       $11.76        277,607
   01/01/2005 to 12/31/2005...........    $11.76       $11.89        320,764
   01/01/2006 to 12/31/2006...........    $11.89       $12.80        403,594
   01/01/2007 to 12/31/2007...........    $12.80       $14.28        478,752
   01/01/2008 to 12/31/2008...........    $14.28       $ 8.34        140,965
   01/01/2009 to 12/31/2009...........    $ 8.34       $12.20        278,543
   01/01/2010 to 12/31/2010...........    $12.20       $13.16        245,748
   01/01/2011 to 12/31/2011...........    $13.16       $12.37        131,077
   01/01/2012 to 12/31/2012...........    $12.37       $14.50        146,206

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.83       $12.74      2,029,598
   01/01/2004 to 12/31/2004...........    $12.74       $13.83      4,694,207
   01/01/2005 to 12/31/2005...........    $13.83       $14.18      7,461,229
   01/01/2006 to 12/31/2006...........    $14.18       $16.28      5,511,714
   01/01/2007 to 12/31/2007...........    $16.28       $16.74      4,716,388
   01/01/2008 to 12/31/2008...........    $16.74       $ 9.72      1,869,770
   01/01/2009 to 12/31/2009...........    $ 9.72       $11.33      2,664,194
   01/01/2010 to 12/31/2010...........    $11.33       $12.52      2,372,948
   01/01/2011 to 12/31/2011...........    $12.52       $11.57      1,666,771
   01/01/2012 to 12/31/2012...........    $11.57       $13.55      1,529,492
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.87       $12.71        365,115
   01/01/2004 to 12/31/2004...........    $12.71       $14.47        994,493
   01/01/2005 to 12/31/2005...........    $14.47       $14.84      1,394,969
   01/01/2006 to 12/31/2006...........    $14.84       $15.43      1,131,414
   01/01/2007 to 12/31/2007...........    $15.43       $18.02        957,378
   01/01/2008 to 12/31/2008...........    $18.02       $10.44        319,518
   01/01/2009 to 12/31/2009...........    $10.44       $16.04        607,802
   01/01/2010 to 12/31/2010...........    $16.04       $18.81        557,731
   01/01/2011 to 12/31/2011...........    $18.81       $17.86        342,929
   01/01/2012 to 12/31/2012...........    $17.86       $20.90        321,984
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $16.38       $16.83              0
   01/01/2006 to 12/31/2006...........    $16.83       $19.31              0
   01/01/2007 to 12/31/2007...........    $19.31       $17.92              0
   01/01/2008 to 12/31/2008...........    $17.92       $12.86          6,922
   01/01/2009 to 12/31/2009...........    $12.86       $15.97        119,783
   01/01/2010 to 12/31/2010...........    $15.97       $19.81        141,186
   01/01/2011 to 12/31/2011...........    $19.81       $19.63        131,120
   01/01/2012 to 12/31/2012...........    $19.63       $22.23        140,378
AST HIGH YIELD PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.26       $12.21        379,114
   01/01/2004 to 12/31/2004...........    $12.21       $13.27        707,876
   01/01/2005 to 12/31/2005...........    $13.27       $13.13        742,528
   01/01/2006 to 12/31/2006...........    $13.13       $14.18        857,624
   01/01/2007 to 12/31/2007...........    $14.18       $14.21        663,353
   01/01/2008 to 12/31/2008...........    $14.21       $10.36        622,659
   01/01/2009 to 12/31/2009...........    $10.36       $13.74      1,143,871
   01/01/2010 to 12/31/2010...........    $13.74       $15.26      1,009,792
   01/01/2011 to 12/31/2011...........    $15.26       $15.40        835,410
   01/01/2012 to 12/31/2012...........    $15.40       $17.16        793,565
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.16          2,429
   01/01/2008 to 12/31/2008...........    $10.16       $ 7.54        409,645
   01/01/2009 to 12/31/2009...........    $ 7.54       $ 9.10      1,347,384
   01/01/2010 to 12/31/2010...........    $ 9.10       $ 9.94      1,364,893
   01/01/2011 to 12/31/2011...........    $ 9.94       $ 9.68      1,229,638
   01/01/2012 to 12/31/2012...........    $ 9.68       $10.43      1,305,920

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.71       $13.32       1,009,679
   01/01/2004 to 12/31/2004...........    $13.32       $15.13       2,722,552
   01/01/2005 to 12/31/2005...........    $15.13       $17.26       3,615,924
   01/01/2006 to 12/31/2006...........    $17.26       $20.43       2,835,178
   01/01/2007 to 12/31/2007...........    $20.43       $23.80       2,518,402
   01/01/2008 to 12/31/2008...........    $23.80       $11.59       1,096,351
   01/01/2009 to 12/31/2009...........    $11.59       $15.34       1,343,040
   01/01/2010 to 12/31/2010...........    $15.34       $17.19       1,165,465
   01/01/2011 to 12/31/2011...........    $17.19       $14.65         805,165
   01/01/2012 to 12/31/2012...........    $14.65       $17.25         743,683
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.82          24,374
   01/01/2004 to 12/31/2004...........    $12.82       $15.19         119,845
   01/01/2005 to 12/31/2005...........    $15.19       $16.90         223,826
   01/01/2006 to 12/31/2006...........    $16.90       $21.08         537,213
   01/01/2007 to 12/31/2007...........    $21.08       $24.30         807,650
   01/01/2008 to 12/31/2008...........    $24.30       $13.31         324,862
   01/01/2009 to 12/31/2009...........    $13.31       $17.00         489,840
   01/01/2010 to 12/31/2010...........    $17.00       $18.48         430,398
   01/01/2011 to 12/31/2011...........    $18.48       $15.81         259,005
   01/01/2012 to 12/31/2012...........    $15.81       $18.05         242,791
AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.00       $10.68      13,968,463
   01/01/2009 to 12/31/2009...........    $10.68       $11.63       5,281,251
   01/01/2010 to 12/31/2010...........    $11.63       $12.61       2,953,841
   01/01/2011 to 12/31/2011...........    $12.61       $13.88      10,354,266
   01/01/2012 to 12/31/2012...........    $13.88       $14.86       6,108,441
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18          23,257
   01/01/2008 to 12/31/2008...........    $10.18       $ 6.90         251,869
   01/01/2009 to 12/31/2009...........    $ 6.90       $ 8.56       1,369,348
   01/01/2010 to 12/31/2010...........    $ 8.56       $ 9.53       1,265,070
   01/01/2011 to 12/31/2011...........    $ 9.53       $ 9.27       1,022,423
   01/01/2012 to 12/31/2012...........    $ 9.27       $10.31       1,012,823
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.93       $11.62          34,914
   01/01/2004 to 12/31/2004...........    $11.62       $12.63          52,110
   01/01/2005 to 12/31/2005...........    $12.63       $13.21          84,700
   01/01/2006 to 12/31/2006...........    $13.21       $14.37         116,438
   01/01/2007 to 12/31/2007...........    $14.37       $14.33         770,623
   01/01/2008 to 12/31/2008...........    $14.33       $11.55       2,054,413
   01/01/2009 to 12/31/2009...........    $11.55       $13.80       3,266,838
   01/01/2010 to 12/31/2010...........    $13.80       $14.49       2,933,444
   01/01/2011 to 12/31/2011...........    $14.49       $14.21       2,229,285
   01/01/2012 to 12/31/2012...........    $14.21       $15.39       2,080,207

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.28          7,486
   01/01/2010 to 12/31/2010...........    $10.28       $11.20         32,266
   01/01/2011 to 12/31/2011...........    $11.20       $11.03         28,245
   01/01/2012 to 12/31/2012...........    $11.03       $12.44         97,638
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.29          6,064
   01/01/2010 to 12/31/2010...........    $10.29       $11.45         84,233
   01/01/2011 to 12/31/2011...........    $11.45       $10.55         25,838
   01/01/2012 to 12/31/2012...........    $10.55       $11.69         40,534
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.95       $12.72        141,470
   01/01/2004 to 12/31/2004...........    $12.72       $14.57        284,319
   01/01/2005 to 12/31/2005...........    $14.57       $15.83        560,887
   01/01/2006 to 12/31/2006...........    $15.83       $19.02        843,155
   01/01/2007 to 12/31/2007...........    $19.02       $20.37        924,920
   01/01/2008 to 12/31/2008...........    $20.37       $11.68        239,108
   01/01/2009 to 12/31/2009...........    $11.68       $15.53        435,574
   01/01/2010 to 12/31/2010...........    $15.53       $16.29        350,543
   01/01/2011 to 12/31/2011...........    $16.29       $14.48        217,032
   01/01/2012 to 12/31/2012...........    $14.48       $17.27        215,216
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.90       $11.61         90,092
   01/01/2004 to 12/31/2004...........    $11.61       $13.12        198,898
   01/01/2005 to 12/31/2005...........    $13.12       $13.67        661,210
   01/01/2006 to 12/31/2006...........    $13.67       $15.84        854,051
   01/01/2007 to 12/31/2007...........    $15.84       $15.04        868,038
   01/01/2008 to 12/31/2008...........    $15.04       $ 8.61        559,310
   01/01/2009 to 12/31/2009...........    $ 8.61       $10.06        809,232
   01/01/2010 to 12/31/2010...........    $10.06       $11.14        664,968
   01/01/2011 to 12/31/2011...........    $11.14       $10.44        452,521
   01/01/2012 to 12/31/2012...........    $10.44       $11.95        468,308
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.23       $11.88        624,019
   01/01/2004 to 12/31/2004...........    $11.88       $12.49      1,314,641
   01/01/2005 to 12/31/2005...........    $12.49       $12.36      2,372,398
   01/01/2006 to 12/31/2006...........    $12.36       $13.29      2,027,743
   01/01/2007 to 12/31/2007...........    $13.29       $13.79      1,831,257
   01/01/2008 to 12/31/2008...........    $13.79       $10.36        651,707
   01/01/2009 to 12/31/2009...........    $10.36       $13.64        996,731
   01/01/2010 to 12/31/2010...........    $13.64       $15.14        854,023
   01/01/2011 to 12/31/2011...........    $15.14       $16.32        787,437
   01/01/2012 to 12/31/2012...........    $16.32       $16.91        702,329

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.51       $12.26      2,031,583
   01/01/2004 to 12/31/2004...........    $12.26       $13.88      4,692,895
   01/01/2005 to 12/31/2005...........    $13.88       $14.51      7,428,912
   01/01/2006 to 12/31/2006...........    $14.51       $15.22      6,494,429
   01/01/2007 to 12/31/2007...........    $15.22       $17.12      5,835,660
   01/01/2008 to 12/31/2008...........    $17.12       $ 9.44      2,340,994
   01/01/2009 to 12/31/2009...........    $ 9.44       $11.99      3,090,079
   01/01/2010 to 12/31/2010...........    $11.99       $14.05      2,616,084
   01/01/2011 to 12/31/2011...........    $14.05       $13.62      1,771,437
   01/01/2012 to 12/31/2012...........    $13.62       $14.96      1,622,946
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.27         62,490
   01/01/2004 to 12/31/2004...........    $12.27       $14.22        219,580
   01/01/2005 to 12/31/2005...........    $14.22       $14.97        367,056
   01/01/2006 to 12/31/2006...........    $14.97       $18.20        484,278
   01/01/2007 to 12/31/2007...........    $18.20       $19.48        317,673
   01/01/2008 to 12/31/2008...........    $19.48       $12.58        165,007
   01/01/2009 to 12/31/2009...........    $12.58       $16.19        276,351
   01/01/2010 to 12/31/2010...........    $16.19       $17.75        238,050
   01/01/2011 to 12/31/2011...........    $17.75       $16.83        179,604
   01/01/2012 to 12/31/2012...........    $16.83       $20.27        201,263
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.46       $11.38        207,063
   01/01/2004 to 12/31/2004...........    $11.38       $12.33        442,758
   01/01/2005 to 12/31/2005...........    $12.33       $12.82        826,301
   01/01/2006 to 12/31/2006...........    $12.82       $13.76        654,691
   01/01/2007 to 12/31/2007...........    $13.76       $15.50        587,845
   01/01/2008 to 12/31/2008...........    $15.50       $ 9.66        309,485
   01/01/2009 to 12/31/2009...........    $ 9.66       $11.75        473,501
   01/01/2010 to 12/31/2010...........    $11.75       $12.97        467,321
   01/01/2011 to 12/31/2011...........    $12.97       $12.61        363,909
   01/01/2012 to 12/31/2012...........    $12.61       $14.45        369,347
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........    $10.00       $10.18          2,723
AST MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.04       $13.35        127,279
   01/01/2004 to 12/31/2004...........    $13.35       $15.06        256,671
   01/01/2005 to 12/31/2005...........    $15.06       $15.54        260,885
   01/01/2006 to 12/31/2006...........    $15.54       $17.37        270,834
   01/01/2007 to 12/31/2007...........    $17.37       $17.46        349,290
   01/01/2008 to 12/31/2008...........    $17.46       $10.57        188,007
   01/01/2009 to 12/31/2009...........    $10.57       $14.37        185,529
   01/01/2010 to 12/31/2010...........    $14.37       $17.38        200,372
   01/01/2011 to 12/31/2011...........    $17.38       $16.42        140,968
   01/01/2012 to 12/31/2012...........    $16.42       $19.02        139,599

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.99       $ 9.83       1,118,618
   01/01/2004 to 12/31/2004...........    $ 9.83       $ 9.70       1,742,703
   01/01/2005 to 12/31/2005...........    $ 9.70       $ 9.75       2,932,409
   01/01/2006 to 12/31/2006...........    $ 9.75       $ 9.98       5,452,746
   01/01/2007 to 12/31/2007...........    $ 9.98       $10.24       6,373,608
   01/01/2008 to 12/31/2008...........    $10.24       $10.28       7,140,857
   01/01/2009 to 12/31/2009...........    $10.28       $10.08      12,146,856
   01/01/2010 to 12/31/2010...........    $10.08       $ 9.87       6,882,027
   01/01/2011 to 12/31/2011...........    $ 9.87       $ 9.66       5,117,204
   01/01/2012 to 12/31/2012...........    $ 9.66       $ 9.45       4,297,530
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.97       $13.31         610,598
   01/01/2004 to 12/31/2004...........    $13.31       $15.99       1,457,788
   01/01/2005 to 12/31/2005...........    $15.99       $17.54       2,280,095
   01/01/2006 to 12/31/2006...........    $17.54       $19.00       1,954,267
   01/01/2007 to 12/31/2007...........    $19.00       $19.18       1,856,062
   01/01/2008 to 12/31/2008...........    $19.18       $10.84         615,887
   01/01/2009 to 12/31/2009...........    $10.84       $14.92         838,895
   01/01/2010 to 12/31/2010...........    $14.92       $18.02         700,594
   01/01/2011 to 12/31/2011...........    $18.02       $17.19         464,573
   01/01/2012 to 12/31/2012...........    $17.19       $19.70         429,488
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.06          31,696
   01/01/2012 to 12/31/2012...........    $10.06       $10.33          81,886
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.51       $12.15          96,879
   01/01/2004 to 12/31/2004...........    $12.15       $13.80         377,548
   01/01/2005 to 12/31/2005...........    $13.80       $15.32         759,608
   01/01/2006 to 12/31/2006...........    $15.32       $17.10         780,759
   01/01/2007 to 12/31/2007...........    $17.10       $20.45       1,109,272
   01/01/2008 to 12/31/2008...........    $20.45       $11.37         304,442
   01/01/2009 to 12/31/2009...........    $11.37       $14.44         376,081
   01/01/2010 to 12/31/2010...........    $14.44       $18.18         362,937
   01/01/2011 to 12/31/2011...........    $18.18       $18.09         240,513
   01/01/2012 to 12/31/2012...........    $18.09       $19.89         220,903
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.71       $14.02          89,708
   01/01/2004 to 12/31/2004...........    $14.02       $15.02         192,105
   01/01/2005 to 12/31/2005...........    $15.02       $14.75         154,506
   01/01/2006 to 12/31/2006...........    $14.75       $15.55         141,498
   01/01/2007 to 12/31/2007...........    $15.55       $18.06         150,199
   01/01/2008 to 12/31/2008...........    $18.06       $10.16          53,502
   01/01/2009 to 12/31/2009...........    $10.16       $12.18          96,674
   01/01/2010 to 12/31/2010...........    $12.18       $14.33         103,481
   01/01/2011 to 04/29/2011...........    $14.33       $16.05               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.29        340,875
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.56         10,522
   01/01/2009 to 12/31/2009...........    $ 5.56       $ 9.06        421,170
   01/01/2010 to 12/31/2010...........    $ 9.06       $10.84        542,394
   01/01/2011 to 12/31/2011...........    $10.84       $ 8.46        417,963
   01/01/2012 to 12/31/2012...........    $ 8.46       $ 9.76        385,386
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.08       $10.19        636,860
   01/01/2004 to 12/31/2004...........    $10.19       $10.17      2,785,690
   01/01/2005 to 12/31/2005...........    $10.17       $10.12      5,697,191
   01/01/2006 to 12/31/2006...........    $10.12       $10.28      4,979,340
   01/01/2007 to 12/31/2007...........    $10.28       $10.74      4,520,572
   01/01/2008 to 12/31/2008...........    $10.74       $10.63      1,783,570
   01/01/2009 to 12/31/2009...........    $10.63       $11.46      2,582,749
   01/01/2010 to 12/31/2010...........    $11.46       $11.65      2,352,178
   01/01/2011 to 12/31/2011...........    $11.65       $11.66      1,787,948
   01/01/2012 to 12/31/2012...........    $11.66       $11.95      1,896,924
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.17       $10.48      2,192,336
   01/01/2004 to 12/31/2004...........    $10.48       $10.76      4,319,279
   01/01/2005 to 12/31/2005...........    $10.76       $10.79      2,552,299
   01/01/2006 to 12/31/2006...........    $10.79       $10.96      3,071,632
   01/01/2007 to 12/31/2007...........    $10.96       $11.61      3,499,433
   01/01/2008 to 12/31/2008...........    $11.61       $11.10      2,161,056
   01/01/2009 to 12/31/2009...........    $11.10       $12.66      5,204,934
   01/01/2010 to 12/31/2010...........    $12.66       $13.34      5,710,336
   01/01/2011 to 12/31/2011...........    $13.34       $13.47      4,089,867
   01/01/2012 to 12/31/2012...........    $13.47       $14.41      4,424,264
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03          3,929
   01/01/2006 to 12/31/2006...........    $10.03       $10.60        488,478
   01/01/2007 to 12/31/2007...........    $10.60       $11.27      1,460,928
   01/01/2008 to 12/31/2008...........    $11.27       $ 8.88      4,479,321
   01/01/2009 to 12/31/2009...........    $ 8.88       $10.43      6,348,245
   01/01/2010 to 12/31/2010...........    $10.43       $11.29      6,327,981
   01/01/2011 to 12/31/2011...........    $11.29       $11.16      5,779,801
   01/01/2012 to 12/31/2012...........    $11.16       $12.05      5,731,747
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.06          8,347
   01/01/2012 to 12/31/2012...........    $10.06       $10.55         55,118

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.81       $12.22        203,573
   01/01/2004 to 12/31/2004...........    $12.22       $13.15        352,176
   01/01/2005 to 12/31/2005...........    $13.15       $13.32        593,365
   01/01/2006 to 12/31/2006...........    $13.32       $14.68        584,148
   01/01/2007 to 12/31/2007...........    $14.68       $14.66        549,971
   01/01/2008 to 12/31/2008...........    $14.66       $ 8.79        159,115
   01/01/2009 to 12/31/2009...........    $ 8.79       $10.48        205,387
   01/01/2010 to 12/31/2010...........    $10.48       $11.80        174,362
   01/01/2011 to 12/31/2011...........    $11.80       $11.94        171,366
   01/01/2012 to 12/31/2012...........    $11.94       $13.88        220,342
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.87              0
   01/01/2012 to 12/31/2012...........    $ 8.87       $ 9.82              0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.50         86,592
   01/01/2008 to 12/31/2008...........    $11.50       $ 7.29        422,681
   01/01/2009 to 12/31/2009...........    $ 7.29       $ 9.05        966,276
   01/01/2010 to 12/31/2010...........    $ 9.05       $10.12      1,357,669
   01/01/2011 to 12/31/2011...........    $10.12       $ 9.67        813,609
   01/01/2012 to 12/31/2012...........    $ 9.67       $10.97      1,086,772
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.97       $11.59         58,741
   01/01/2004 to 12/31/2004...........    $11.59       $12.36        186,307
   01/01/2005 to 12/31/2005...........    $12.36       $12.65        268,706
   01/01/2006 to 12/31/2006...........    $12.65       $13.58        245,331
   01/01/2007 to 12/31/2007...........    $13.58       $14.47        415,521
   01/01/2008 to 12/31/2008...........    $14.47       $ 9.88        419,069
   01/01/2009 to 12/31/2009...........    $ 9.88       $12.32      1,149,241
   01/01/2010 to 12/31/2010...........    $12.32       $13.48      1,511,017
   01/01/2011 to 12/31/2011...........    $13.48       $12.75      1,146,269
   01/01/2012 to 12/31/2012...........    $12.75       $13.86      1,211,008
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.47       $13.46        138,936
   01/01/2004 to 12/31/2004...........    $13.46       $12.26        136,313
   01/01/2005 to 12/31/2005...........    $12.26       $12.18        174,641
   01/01/2006 to 12/31/2006...........    $12.18       $13.42        211,329
   01/01/2007 to 12/31/2007...........    $13.42       $14.07        241,375
   01/01/2008 to 12/31/2008...........    $14.07       $ 8.95        135,744
   01/01/2009 to 12/31/2009...........    $ 8.95       $11.72        186,730
   01/01/2010 to 12/31/2010...........    $11.72       $15.65        264,893
   01/01/2011 to 12/31/2011...........    $15.65       $15.16        182,093
   01/01/2012 to 12/31/2012...........    $15.16       $16.64        172,270

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.08       $13.39        767,455
   01/01/2004 to 12/31/2004...........    $13.39       $15.26      1,690,870
   01/01/2005 to 12/31/2005...........    $15.26       $15.92      2,449,573
   01/01/2006 to 12/31/2006...........    $15.92       $18.70      2,168,862
   01/01/2007 to 12/31/2007...........    $18.70       $17.27      2,048,735
   01/01/2008 to 12/31/2008...........    $17.27       $11.88        759,534
   01/01/2009 to 12/31/2009...........    $11.88       $14.76      1,180,211
   01/01/2010 to 12/31/2010...........    $14.76       $18.20        935,910
   01/01/2011 to 12/31/2011...........    $18.20       $16.74        565,384
   01/01/2012 to 12/31/2012...........    $16.74       $19.36        534,857
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.96       $12.09        160,339
   01/01/2004 to 12/31/2004...........    $12.09       $13.15        464,055
   01/01/2005 to 12/31/2005...........    $13.15       $13.47        806,582
   01/01/2006 to 12/31/2006...........    $13.47       $14.82        899,160
   01/01/2007 to 12/31/2007...........    $14.82       $15.42      1,597,531
   01/01/2008 to 12/31/2008...........    $15.42       $11.17      1,812,333
   01/01/2009 to 12/31/2009...........    $11.17       $13.57      2,721,144
   01/01/2010 to 12/31/2010...........    $13.57       $14.81      2,846,224
   01/01/2011 to 12/31/2011...........    $14.81       $14.78      2,423,191
   01/01/2012 to 12/31/2012...........    $14.78       $16.42      2,595,791
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.08       $12.65        328,567
   01/01/2004 to 12/31/2004...........    $12.65       $14.10        534,389
   01/01/2005 to 12/31/2005...........    $14.10       $14.56        620,110
   01/01/2006 to 12/31/2006...........    $14.56       $17.29      1,007,854
   01/01/2007 to 12/31/2007...........    $17.29       $16.31        860,043
   01/01/2008 to 12/31/2008...........    $16.31       $ 9.28        436,312
   01/01/2009 to 12/31/2009...........    $ 9.28       $11.24        636,029
   01/01/2010 to 12/31/2010...........    $11.24       $12.45        555,205
   01/01/2011 to 12/31/2011...........    $12.45       $11.99        397,607
   01/01/2012 to 12/31/2012...........    $11.99       $13.75        409,713
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.31       $11.38        279,110
   01/01/2004 to 12/31/2004...........    $11.38       $12.10      1,195,848
   01/01/2005 to 12/31/2005...........    $12.10       $11.31      1,956,698
   01/01/2006 to 12/31/2006...........    $11.31       $11.76      1,805,420
   01/01/2007 to 12/31/2007...........    $11.76       $12.62      1,846,832
   01/01/2008 to 12/31/2008...........    $12.62       $12.05        593,325
   01/01/2009 to 12/31/2009...........    $12.05       $13.22        931,833
   01/01/2010 to 12/31/2010...........    $13.22       $13.67        877,297
   01/01/2011 to 12/31/2011...........    $13.67       $13.93        616,898
   01/01/2012 to 12/31/2012...........    $13.93       $14.35        585,779

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........    $ 9.34       $11.30        114,477
   01/01/2004 to 12/31/2004...........    $11.30       $11.70        297,369
   01/01/2005 to 12/31/2005...........    $11.70       $13.32        386,908
   01/01/2006 to 12/31/2006...........    $13.32       $13.77        579,236
   01/01/2007 to 12/31/2007...........    $13.77       $14.59      1,005,218
   01/01/2008 to 12/31/2008...........    $14.59       $ 8.48        588,798
   01/01/2009 to 12/31/2009...........    $ 8.48       $12.73        837,581
   01/01/2010 to 12/31/2010...........    $12.73       $14.43        711,463
   01/01/2011 to 12/31/2011...........    $14.43       $13.88        598,916
   01/01/2012 to 12/31/2012...........    $13.88       $15.97        653,972
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2003 to 12/31/2003...........    $10.44       $13.63         77,245
   01/01/2004 to 12/31/2004...........    $13.63       $17.50        158,672
   01/01/2005 to 12/31/2005...........    $17.50       $22.51        402,903
   01/01/2006 to 12/31/2006...........    $22.51       $25.52        573,181
   01/01/2007 to 12/31/2007...........    $25.52       $35.08        911,043
   01/01/2008 to 12/31/2008...........    $35.08       $17.17        185,922
   01/01/2009 to 12/31/2009...........    $17.17       $25.09        470,364
   01/01/2010 to 12/31/2010...........    $25.09       $29.57        467,764
   01/01/2011 to 12/31/2011...........    $29.57       $24.62        319,269
   01/01/2012 to 12/31/2012...........    $24.62       $24.96        303,164
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99         36,074
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.31      2,544,738
   01/01/2007 to 12/31/2007...........    $11.31       $12.13      3,722,507
   01/01/2008 to 12/31/2008...........    $12.13       $ 6.84        983,664
   01/01/2009 to 12/31/2009...........    $ 6.84       $ 8.60      1,421,700
   01/01/2010 to 12/31/2010...........    $ 8.60       $ 9.65      1,141,965
   01/01/2011 to 12/31/2011...........    $ 9.65       $ 9.11      1,114,360
   01/01/2012 to 12/31/2012...........    $ 9.11       $ 9.90      1,073,565
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.97        154,738
   01/01/2008 to 12/31/2008...........    $ 9.97       $ 9.25        483,723
   01/01/2009 to 12/31/2009...........    $ 9.25       $10.10      1,027,692
   01/01/2010 to 12/31/2010...........    $10.10       $10.66        827,868
   01/01/2011 to 12/31/2011...........    $10.66       $11.06        856,005
   01/01/2012 to 12/31/2012...........    $11.06       $11.67        921,389
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.40        208,786
   01/01/2006 to 12/31/2006...........    $11.40       $12.38        233,237
   01/01/2007 to 12/31/2007...........    $12.38       $13.45        214,620
   01/01/2008 to 12/31/2008...........    $13.45       $ 7.75         45,937
   01/01/2009 to 12/31/2009...........    $ 7.75       $10.60        124,746
   01/01/2010 to 07/16/2010...........    $10.60       $10.35              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $12.74          6,492
   01/01/2004 to 12/31/2004...........    $12.74       $14.86         67,201
   01/01/2005 to 12/31/2005...........    $14.86       $16.87        182,612
   01/01/2006 to 12/31/2006...........    $16.87       $20.33        239,474
   01/01/2007 to 12/31/2007...........    $20.33       $22.88        290,951
   01/01/2008 to 12/31/2008...........    $22.88       $13.10        129,942
   01/01/2009 to 12/31/2009...........    $13.10       $14.86        123,833
   01/01/2010 to 07/16/2010...........    $14.86       $14.08              0
EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003...........        --       $13.17         25,003
   01/01/2004 to 12/31/2004...........    $13.17       $13.81        108,796
   01/01/2005 to 12/31/2005...........    $13.81       $14.04         60,941
   01/01/2006 to 12/31/2006...........    $14.04       $14.56         49,282
   01/01/2007 to 12/31/2007...........    $14.56       $15.95         78,184
   01/01/2008 to 12/31/2008...........    $15.95       $11.36         19,835
   01/01/2009 to 12/31/2009...........    $11.36       $16.01         56,730
   01/01/2010 to 07/16/2010...........    $16.01       $14.91              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.21       $ 6.09         78,111
   01/01/2009 to 12/31/2009...........    $ 6.09       $ 7.67        102,158
   01/01/2010 to 12/31/2010...........    $ 7.67       $ 8.93         89,051
   01/01/2011 to 12/31/2011...........    $ 8.93       $ 7.79         67,825
   01/01/2012 to 12/31/2012...........    $ 7.79       $ 8.67         48,326
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.62        877,621
   01/01/2009 to 12/31/2009...........    $ 6.62       $ 8.43      2,381,261
   01/01/2010 to 12/31/2010...........    $ 8.43       $ 9.09      2,444,932
   01/01/2011 to 12/31/2011...........    $ 9.09       $ 8.74      1,956,175
   01/01/2012 to 09/21/2012...........    $ 8.74       $ 9.76              0
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.81         65,909
   01/01/2005 to 12/31/2005...........    $11.81       $12.73        164,702
   01/01/2006 to 12/31/2006...........    $12.73       $17.25        681,747
   01/01/2007 to 12/31/2007...........    $17.25       $19.12        932,320
   01/01/2008 to 12/31/2008...........    $19.12       $10.71        258,000
   01/01/2009 to 12/31/2009...........    $10.71       $14.78        290,958
   01/01/2010 to 12/31/2010...........    $14.78       $15.87        236,749
   01/01/2011 to 12/31/2011...........    $15.87       $14.36        186,197
   01/01/2012 to 12/31/2012...........    $14.36       $17.62        202,106
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.14         24,639
   01/01/2012 to 04/27/2012...........    $ 8.14       $ 9.21              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.09        33,662
   01/01/2012 to 12/31/2012...........    $ 9.09       $10.56        53,507
INVESCO V.I. DYNAMICS FUND - SERIES I
   01/01/2003 to 12/31/2003...........    $ 9.70       $13.08        38,518
   01/01/2004 to 12/31/2004...........    $13.08       $14.51        55,199
   01/01/2005 to 12/31/2005...........    $14.51       $15.72        69,326
   01/01/2006 to 12/31/2006...........    $15.72       $17.86        94,846
   01/01/2007 to 12/31/2007...........    $17.86       $19.61       105,039
   01/01/2008 to 12/31/2008...........    $19.61       $ 9.96        21,745
   01/01/2009 to 12/31/2009...........    $ 9.96       $13.88        32,801
   01/01/2010 to 12/31/2010...........    $13.88       $16.82        30,841
   01/01/2011 to 04/29/2011...........    $16.82       $18.70             0
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
   01/01/2003 to 12/31/2003...........    $ 9.92       $12.58        50,250
   01/01/2004 to 12/31/2004...........    $12.58       $13.37        84,188
   01/01/2005 to 12/31/2005...........    $13.37       $13.86        97,206
   01/01/2006 to 12/31/2006...........    $13.86       $15.79       144,642
   01/01/2007 to 12/31/2007...........    $15.79       $12.02       100,178
   01/01/2008 to 12/31/2008...........    $12.02       $ 4.77        35,701
   01/01/2009 to 12/31/2009...........    $ 4.77       $ 5.95       101,097
   01/01/2010 to 12/31/2010...........    $ 5.95       $ 6.42        79,159
   01/01/2011 to 04/29/2011...........    $ 6.42       $ 6.76             0
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
   01/01/2003 to 12/31/2003...........    $ 9.51       $11.89        55,867
   01/01/2004 to 12/31/2004...........    $11.89       $12.52       181,513
   01/01/2005 to 12/31/2005...........    $12.52       $13.25       349,583
   01/01/2006 to 12/31/2006...........    $13.25       $13.64       232,453
   01/01/2007 to 12/31/2007...........    $13.64       $14.93       218,828
   01/01/2008 to 12/31/2008...........    $14.93       $10.43        59,419
   01/01/2009 to 12/31/2009...........    $10.43       $13.03        58,427
   01/01/2010 to 12/31/2010...........    $13.03       $13.42        84,235
   01/01/2011 to 12/31/2011...........    $13.42       $13.65        61,099
   01/01/2012 to 12/31/2012...........    $13.65       $16.15        69,064
INVESCO V.I. TECHNOLOGY FUND - SERIES I
   06/30/2008* to 12/31/2008..........    $ 9.92       $ 6.20             0
   01/01/2009 to 12/31/2009...........    $ 6.20       $ 9.55             0
   01/01/2010 to 12/31/2010...........    $ 9.55       $11.34             0
   01/01/2011 to 12/31/2011...........    $11.34       $10.54             0
   01/01/2012 to 12/31/2012...........    $10.54       $11.47             0
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
   04/27/2012* to 12/31/2012..........    $10.05       $ 9.73        21,962

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
NVIT DEVELOPING MARKETS FUND
   01/01/2003 to 12/31/2003...........    $ 9.93       $15.52        44,993
   01/01/2004 to 12/31/2004...........    $15.52       $18.19       141,365
   01/01/2005 to 12/31/2005...........    $18.19       $23.41       296,600
   01/01/2006 to 12/31/2006...........    $23.41       $30.82       414,295
   01/01/2007 to 12/31/2007...........    $30.82       $43.28       659,020
   01/01/2008 to 12/31/2008...........    $43.28       $17.85       161,242
   01/01/2009 to 12/31/2009...........    $17.85       $28.33       348,984
   01/01/2010 to 12/31/2010...........    $28.33       $32.19       308,049
   01/01/2011 to 12/31/2011...........    $32.19       $24.44       128,444
   01/01/2012 to 12/31/2012...........    $24.44       $27.93       145,974
PROFUND VP ASIA 30
   01/01/2003 to 12/31/2003...........        --       $15.91        33,050
   01/01/2004 to 12/31/2004...........    $15.91       $15.49        67,805
   01/01/2005 to 12/31/2005...........    $15.49       $18.11       158,813
   01/01/2006 to 12/31/2006...........    $18.11       $24.69       195,510
   01/01/2007 to 12/31/2007...........    $24.69       $35.69       523,321
   01/01/2008 to 12/31/2008...........    $35.69       $17.17        90,522
   01/01/2009 to 12/31/2009...........    $17.17       $25.91       127,825
   01/01/2010 to 12/31/2010...........    $25.91       $28.88        92,019
   01/01/2011 to 12/31/2011...........    $28.88       $20.63        64,537
   01/01/2012 to 12/31/2012...........    $20.63       $23.31        66,234
PROFUND VP BANKS
   01/01/2003 to 12/31/2003...........        --       $12.83         6,833
   01/01/2004 to 12/31/2004...........    $12.83       $14.03        29,071
   01/01/2005 to 12/31/2005...........    $14.03       $13.71        24,950
   01/01/2006 to 12/31/2006...........    $13.71       $15.48        30,883
   01/01/2007 to 12/31/2007...........    $15.48       $11.01        68,840
   01/01/2008 to 12/31/2008...........    $11.01       $ 5.72        39,652
   01/01/2009 to 12/31/2009...........    $ 5.72       $ 5.36        84,204
   01/01/2010 to 12/31/2010...........    $ 5.36       $ 5.68        36,185
   01/01/2011 to 12/31/2011...........    $ 5.68       $ 4.07        20,307
   01/01/2012 to 12/31/2012...........    $ 4.07       $ 5.32        34,087
PROFUND VP BASIC MATERIALS
   01/01/2003 to 12/31/2003...........        --       $13.31        15,986
   01/01/2004 to 12/31/2004...........    $13.31       $14.35        35,537
   01/01/2005 to 12/31/2005...........    $14.35       $14.39       225,048
   01/01/2006 to 12/31/2006...........    $14.39       $16.26        99,572
   01/01/2007 to 12/31/2007...........    $16.26       $20.79       445,848
   01/01/2008 to 12/31/2008...........    $20.79       $ 9.88       122,938
   01/01/2009 to 12/31/2009...........    $ 9.88       $15.70       184,067
   01/01/2010 to 12/31/2010...........    $15.70       $19.93       143,104
   01/01/2011 to 12/31/2011...........    $19.93       $16.35        76,813
   01/01/2012 to 12/31/2012...........    $16.35       $17.36        61,895

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BEAR
   01/01/2003 to 12/31/2003...........    $10.13       $ 7.47        36,686
   01/01/2004 to 12/31/2004...........    $ 7.47       $ 6.56        60,475
   01/01/2005 to 12/31/2005...........    $ 6.56       $ 6.33        94,983
   01/01/2006 to 12/31/2006...........    $ 6.33       $ 5.73       241,303
   01/01/2007 to 12/31/2007...........    $ 5.73       $ 5.64       175,231
   01/01/2008 to 12/31/2008...........    $ 5.64       $ 7.72       190,475
   01/01/2009 to 12/31/2009...........    $ 7.72       $ 5.45       264,037
   01/01/2010 to 12/31/2010...........    $ 5.45       $ 4.38       106,376
   01/01/2011 to 12/31/2011...........    $ 4.38       $ 3.91       113,352
   01/01/2012 to 12/31/2012...........    $ 3.91       $ 3.19        72,573
PROFUND VP BULL
   01/01/2003 to 12/31/2003...........    $ 9.75       $11.98        58,349
   01/01/2004 to 12/31/2004...........    $11.98       $12.75       570,114
   01/01/2005 to 12/31/2005...........    $12.75       $12.82       227,582
   01/01/2006 to 12/31/2006...........    $12.82       $14.26       420,368
   01/01/2007 to 12/31/2007...........    $14.26       $14.45       153,480
   01/01/2008 to 12/31/2008...........    $14.45       $ 8.81       209,017
   01/01/2009 to 12/31/2009...........    $ 8.81       $10.72       283,383
   01/01/2010 to 12/31/2010...........    $10.72       $11.81       164,975
   01/01/2011 to 12/31/2011...........    $11.81       $11.56       126,927
   01/01/2012 to 12/31/2012...........    $11.56       $12.88       107,446
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.27        54,297
   01/01/2005 to 12/31/2005...........    $12.27       $11.96        78,118
   01/01/2006 to 12/31/2006...........    $11.96       $13.18       110,972
   01/01/2007 to 12/31/2007...........    $13.18       $13.88        88,737
   01/01/2008 to 12/31/2008...........    $13.88       $ 9.95        27,004
   01/01/2009 to 12/31/2009...........    $ 9.95       $11.84        34,468
   01/01/2010 to 12/31/2010...........    $11.84       $13.59        64,627
   01/01/2011 to 12/31/2011...........    $13.59       $14.22        29,587
   01/01/2012 to 12/31/2012...........    $14.22       $15.43        39,678
PROFUND VP CONSUMER SERVICES
   01/01/2003 to 12/31/2003...........        --       $11.62         5,655
   01/01/2004 to 12/31/2004...........    $11.62       $12.24         8,198
   01/01/2005 to 12/31/2005...........    $12.24       $11.42        29,043
   01/01/2006 to 12/31/2006...........    $11.42       $12.51        41,876
   01/01/2007 to 12/31/2007...........    $12.51       $11.23        27,017
   01/01/2008 to 12/31/2008...........    $11.23       $ 7.54        15,810
   01/01/2009 to 12/31/2009...........    $ 7.54       $ 9.65        23,198
   01/01/2010 to 12/31/2010...........    $ 9.65       $11.47        20,918
   01/01/2011 to 12/31/2011...........    $11.47       $11.84        11,838
   01/01/2012 to 12/31/2012...........    $11.84       $14.14        27,651

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP EUROPE 30
   01/01/2003 to 12/31/2003...........        --       $13.16        40,636
   01/01/2004 to 12/31/2004...........    $13.16       $14.72       162,300
   01/01/2005 to 12/31/2005...........    $14.72       $15.57       154,224
   01/01/2006 to 12/31/2006...........    $15.57       $17.90       130,994
   01/01/2007 to 12/31/2007...........    $17.90       $20.07       281,193
   01/01/2008 to 12/31/2008...........    $20.07       $11.00        59,698
   01/01/2009 to 12/31/2009...........    $11.00       $14.24        48,736
   01/01/2010 to 12/31/2010...........    $14.24       $14.30        29,674
   01/01/2011 to 12/31/2011...........    $14.30       $12.75        16,176
   01/01/2012 to 12/31/2012...........    $12.75       $14.54        35,882
PROFUND VP FINANCIALS
   01/01/2003 to 12/31/2003...........        --       $12.42        27,402
   01/01/2004 to 12/31/2004...........    $12.42       $13.41        35,528
   01/01/2005 to 12/31/2005...........    $13.41       $13.64       162,740
   01/01/2006 to 12/31/2006...........    $13.64       $15.66        82,558
   01/01/2007 to 12/31/2007...........    $15.66       $12.40        73,589
   01/01/2008 to 12/31/2008...........    $12.40       $ 6.00        69,357
   01/01/2009 to 12/31/2009...........    $ 6.00       $ 6.75       136,275
   01/01/2010 to 12/31/2010...........    $ 6.75       $ 7.33       120,152
   01/01/2011 to 12/31/2011...........    $ 7.33       $ 6.18        67,948
   01/01/2012 to 12/31/2012...........    $ 6.18       $ 7.54       122,229
PROFUND VP HEALTH CARE
   01/01/2003 to 12/31/2003...........        --       $11.02        56,392
   01/01/2004 to 12/31/2004...........    $11.02       $11.04       139,890
   01/01/2005 to 12/31/2005...........    $11.04       $11.45       206,359
   01/01/2006 to 12/31/2006...........    $11.45       $11.79       192,150
   01/01/2007 to 12/31/2007...........    $11.79       $12.30       184,483
   01/01/2008 to 12/31/2008...........    $12.30       $ 9.11        92,336
   01/01/2009 to 12/31/2009...........    $ 9.11       $10.66        81,010
   01/01/2010 to 12/31/2010...........    $10.66       $10.72        75,184
   01/01/2011 to 12/31/2011...........    $10.72       $11.56        61,783
   01/01/2012 to 12/31/2012...........    $11.56       $13.27        71,876
PROFUND VP INDUSTRIALS
   01/01/2003 to 12/31/2003...........        --       $12.81         4,507
   01/01/2004 to 12/31/2004...........    $12.81       $14.20        14,026
   01/01/2005 to 12/31/2005...........    $14.20       $14.23        93,442
   01/01/2006 to 12/31/2006...........    $14.23       $15.55        26,520
   01/01/2007 to 12/31/2007...........    $15.55       $16.99        99,093
   01/01/2008 to 12/31/2008...........    $16.99       $ 9.90        16,797
   01/01/2009 to 12/31/2009...........    $ 9.90       $12.02        57,678
   01/01/2010 to 12/31/2010...........    $12.02       $14.55        25,519
   01/01/2011 to 12/31/2011...........    $14.55       $13.99        24,580
   01/01/2012 to 12/31/2012...........    $13.99       $15.85        14,141
PROFUND VP JAPAN
   01/01/2003 to 12/31/2003...........        --       $12.67        10,769
   01/01/2004 to 12/31/2004...........    $12.67       $13.33        62,668
   01/01/2005 to 12/31/2005...........    $13.33       $18.50       396,434
   01/01/2006 to 12/31/2006...........    $18.50       $20.06       217,191
   01/01/2007 to 12/31/2007...........    $20.06       $17.66       106,236
   01/01/2008 to 12/31/2008...........    $17.66       $10.22        35,190
   01/01/2009 to 12/31/2009...........    $10.22       $11.04        31,756
   01/01/2010 to 12/31/2010...........    $11.04       $10.10        29,673
   01/01/2011 to 12/31/2011...........    $10.10       $ 8.05        26,372
   01/01/2012 to 12/31/2012...........    $ 8.05       $ 9.68        49,791

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP GROWTH
   01/01/2004 to 12/31/2004...........        --       $10.37         6,286
   01/01/2005 to 12/31/2005...........    $10.37       $10.24       125,451
   01/01/2006 to 12/31/2006...........    $10.24       $10.93       121,324
   01/01/2007 to 12/31/2007...........    $10.93       $11.44       253,140
   01/01/2008 to 12/31/2008...........    $11.44       $ 7.22        72,487
   01/01/2009 to 12/31/2009...........    $ 7.22       $ 9.16        90,675
   01/01/2010 to 12/31/2010...........    $ 9.16       $10.15        75,262
   01/01/2011 to 12/31/2011...........    $10.15       $10.24        65,725
   01/01/2012 to 12/31/2012...........    $10.24       $11.29        61,765
PROFUND VP LARGE-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $10.36         1,123
   01/01/2005 to 12/31/2005...........    $10.36       $10.45       268,719
   01/01/2006 to 12/31/2006...........    $10.45       $12.13       332,801
   01/01/2007 to 12/31/2007...........    $12.13       $11.89       153,596
   01/01/2008 to 12/31/2008...........    $11.89       $ 6.92        65,198
   01/01/2009 to 12/31/2009...........    $ 6.92       $ 8.09        87,465
   01/01/2010 to 12/31/2010...........    $ 8.09       $ 8.94        63,646
   01/01/2011 to 12/31/2011...........    $ 8.94       $ 8.64       105,107
   01/01/2012 to 12/31/2012...........    $ 8.64       $ 9.75        46,554
PROFUND VP MID-CAP GROWTH
   01/01/2003 to 12/31/2003...........    $ 9.81       $12.28        47,141
   01/01/2004 to 12/31/2004...........    $12.28       $13.35       163,302
   01/01/2005 to 12/31/2005...........    $13.35       $14.53       263,503
   01/01/2006 to 12/31/2006...........    $14.53       $14.78       271,992
   01/01/2007 to 12/31/2007...........    $14.78       $16.16       155,791
   01/01/2008 to 12/31/2008...........    $16.16       $ 9.68        37,211
   01/01/2009 to 12/31/2009...........    $ 9.68       $13.10        57,593
   01/01/2010 to 12/31/2010...........    $13.10       $16.46       125,676
   01/01/2011 to 12/31/2011...........    $16.46       $15.64        66,754
   01/01/2012 to 12/31/2012...........    $15.64       $17.66        62,357
PROFUND VP MID-CAP VALUE
   01/01/2003 to 12/31/2003...........    $10.06       $13.36        99,189
   01/01/2004 to 12/31/2004...........    $13.36       $15.16       304,648
   01/01/2005 to 12/31/2005...........    $15.16       $16.15       247,385
   01/01/2006 to 12/31/2006...........    $16.15       $17.75       498,445
   01/01/2007 to 12/31/2007...........    $17.75       $17.53       188,252
   01/01/2008 to 12/31/2008...........    $17.53       $10.93        39,702
   01/01/2009 to 12/31/2009...........    $10.93       $13.99        68,599
   01/01/2010 to 12/31/2010...........    $13.99       $16.49        62,640
   01/01/2011 to 12/31/2011...........    $16.49       $15.51        56,083
   01/01/2012 to 12/31/2012...........    $15.51       $17.69        68,194

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $13.44        34,480
   01/01/2004 to 12/31/2004...........    $13.44       $14.27       225,055
   01/01/2005 to 12/31/2005...........    $14.27       $13.99       235,353
   01/01/2006 to 12/31/2006...........    $13.99       $14.43       177,301
   01/01/2007 to 12/31/2007...........    $14.43       $16.61       275,479
   01/01/2008 to 12/31/2008...........    $16.61       $ 9.35        70,464
   01/01/2009 to 12/31/2009...........    $ 9.35       $13.91        56,305
   01/01/2010 to 12/31/2010...........    $13.91       $16.09        44,490
   01/01/2011 to 12/31/2011...........    $16.09       $15.97        58,595
   01/01/2012 to 12/31/2012...........    $15.97       $18.17        56,821
PROFUND VP OIL & GAS
   01/01/2003 to 12/31/2003...........        --       $12.10        25,623
   01/01/2004 to 12/31/2004...........    $12.10       $15.32       174,913
   01/01/2005 to 12/31/2005...........    $15.32       $19.68       268,965
   01/01/2006 to 12/31/2006...........    $19.68       $23.23       378,931
   01/01/2007 to 12/31/2007...........    $23.23       $30.11       465,621
   01/01/2008 to 12/31/2008...........    $30.11       $18.58       104,141
   01/01/2009 to 12/31/2009...........    $18.58       $20.99       129,604
   01/01/2010 to 12/31/2010...........    $20.99       $24.19       129,411
   01/01/2011 to 12/31/2011...........    $24.19       $24.20        91,966
   01/01/2012 to 12/31/2012...........    $24.20       $24.37        79,487
PROFUND VP PHARMACEUTICALS
   01/01/2003 to 12/31/2003...........        --       $ 9.94         6,346
   01/01/2004 to 12/31/2004...........    $ 9.94       $ 8.83        70,946
   01/01/2005 to 12/31/2005...........    $ 8.83       $ 8.31        38,751
   01/01/2006 to 12/31/2006...........    $ 8.31       $ 9.12       301,226
   01/01/2007 to 12/31/2007...........    $ 9.12       $ 9.13       125,286
   01/01/2008 to 12/31/2008...........    $ 9.13       $ 7.19        59,940
   01/01/2009 to 12/31/2009...........    $ 7.19       $ 8.23        44,723
   01/01/2010 to 12/31/2010...........    $ 8.23       $ 8.09        53,060
   01/01/2011 to 12/31/2011...........    $ 8.09       $ 9.19        61,543
   01/01/2012 to 12/31/2012...........    $ 9.19       $10.06        59,313
PROFUND VP PRECIOUS METALS
   01/01/2003 to 12/31/2003...........        --       $15.39        44,664
   01/01/2004 to 12/31/2004...........    $15.39       $13.57       111,588
   01/01/2005 to 12/31/2005...........    $13.57       $16.77       355,677
   01/01/2006 to 12/31/2006...........    $16.77       $17.62       380,819
   01/01/2007 to 12/31/2007...........    $17.62       $21.11       303,297
   01/01/2008 to 12/31/2008...........    $21.11       $14.30       129,395
   01/01/2009 to 12/31/2009...........    $14.30       $18.93       228,627
   01/01/2010 to 12/31/2010...........    $18.93       $24.63       229,454
   01/01/2011 to 12/31/2011...........    $24.63       $19.47       140,220
   01/01/2012 to 12/31/2012...........    $19.47       $16.28       144,590

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP REAL ESTATE
   01/01/2003 to 12/31/2003...........        --       $13.29        32,970
   01/01/2004 to 12/31/2004...........    $13.29       $16.54       128,625
   01/01/2005 to 12/31/2005...........    $16.54       $17.28        85,607
   01/01/2006 to 12/31/2006...........    $17.28       $22.40       173,398
   01/01/2007 to 12/31/2007...........    $22.40       $17.62       115,442
   01/01/2008 to 12/31/2008...........    $17.62       $10.13        33,911
   01/01/2009 to 12/31/2009...........    $10.13       $12.67        61,430
   01/01/2010 to 12/31/2010...........    $12.67       $15.46        48,254
   01/01/2011 to 12/31/2011...........    $15.46       $15.85        30,773
   01/01/2012 to 12/31/2012...........    $15.85       $18.17        38,200
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2003 to 12/31/2003...........        --       $ 9.09        82,598
   01/01/2004 to 12/31/2004...........    $ 9.09       $ 7.93       588,490
   01/01/2005 to 12/31/2005...........    $ 7.93       $ 7.15       558,491
   01/01/2006 to 12/31/2006...........    $ 7.15       $ 7.70       427,215
   01/01/2007 to 12/31/2007...........    $ 7.70       $ 7.14       391,162
   01/01/2008 to 12/31/2008...........    $ 7.14       $ 4.34       189,662
   01/01/2009 to 12/31/2009...........    $ 4.34       $ 5.61       213,459
   01/01/2010 to 12/31/2010...........    $ 5.61       $ 4.61       224,827
   01/01/2011 to 12/31/2011...........    $ 4.61       $ 2.82        97,280
   01/01/2012 to 12/31/2012...........    $ 2.82       $ 2.57       116,206
PROFUND VP SHORT NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 6.40        20,167
   01/01/2004 to 12/31/2004...........    $ 6.40       $ 5.57        65,148
   01/01/2005 to 12/31/2005...........    $ 5.57       $ 5.49       182,361
   01/01/2006 to 12/31/2006...........    $ 5.49       $ 5.30       254,438
   01/01/2007 to 12/31/2007...........    $ 5.30       $ 4.59       184,221
   01/01/2008 to 12/31/2008...........    $ 4.59       $ 6.65        78,761
   01/01/2009 to 12/31/2009...........    $ 6.65       $ 3.86        69,995
   01/01/2010 to 12/31/2010...........    $ 3.86       $ 2.98        55,108
   01/01/2011 to 12/31/2011...........    $ 2.98       $ 2.61        57,620
   01/01/2012 to 12/31/2012...........    $ 2.61       $ 2.07         7,430
PROFUND VP SMALL-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $13.01       210,595
   01/01/2004 to 12/31/2004...........    $13.01       $15.26       285,725
   01/01/2005 to 12/31/2005...........    $15.26       $16.05       343,202
   01/01/2006 to 12/31/2006...........    $16.05       $17.07       211,447
   01/01/2007 to 12/31/2007...........    $17.07       $17.38       132,369
   01/01/2008 to 12/31/2008...........    $17.38       $11.22        55,933
   01/01/2009 to 12/31/2009...........    $11.22       $13.85        71,642
   01/01/2010 to 12/31/2010...........    $13.85       $17.04       101,087
   01/01/2011 to 12/31/2011...........    $17.04       $16.89        65,138
   01/01/2012 to 12/31/2012...........    $16.89       $18.58        44,142

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SMALL-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $13.37       207,523
   01/01/2004 to 12/31/2004...........    $13.37       $15.71       596,413
   01/01/2005 to 12/31/2005...........    $15.71       $15.99       288,760
   01/01/2006 to 12/31/2006...........    $15.99       $18.38       318,982
   01/01/2007 to 12/31/2007...........    $18.38       $16.68       116,304
   01/01/2008 to 12/31/2008...........    $16.68       $11.31        44,169
   01/01/2009 to 12/31/2009...........    $11.31       $13.33        69,299
   01/01/2010 to 12/31/2010...........    $13.33       $15.92        61,488
   01/01/2011 to 12/31/2011...........    $15.92       $14.94        36,700
   01/01/2012 to 12/31/2012...........    $14.94       $16.98        52,340
PROFUND VP TELECOMMUNICATIONS
   01/01/2003 to 12/31/2003...........        --       $10.05        13,783
   01/01/2004 to 12/31/2004...........    $10.05       $11.37        34,691
   01/01/2005 to 12/31/2005...........    $11.37       $10.38        13,916
   01/01/2006 to 12/31/2006...........    $10.38       $13.65       184,638
   01/01/2007 to 12/31/2007...........    $13.65       $14.47       318,002
   01/01/2008 to 12/31/2008...........    $14.47       $ 9.29        15,272
   01/01/2009 to 12/31/2009...........    $ 9.29       $ 9.75        19,670
   01/01/2010 to 12/31/2010...........    $ 9.75       $11.04        54,476
   01/01/2011 to 12/31/2011...........    $11.04       $11.00        22,086
   01/01/2012 to 12/31/2012...........    $11.00       $12.54        14,614
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2003 to 12/31/2003...........    $10.19       $ 9.72        32,854
   01/01/2004 to 12/31/2004...........    $ 9.72       $10.29       111,072
   01/01/2005 to 12/31/2005...........    $10.29       $10.97       160,143
   01/01/2006 to 12/31/2006...........    $10.97       $10.25       134,100
   01/01/2007 to 12/31/2007...........    $10.25       $11.04       337,042
   01/01/2008 to 12/31/2008...........    $11.04       $16.18       157,366
   01/01/2009 to 12/31/2009...........    $16.18       $10.67        63,216
   01/01/2010 to 12/31/2010...........    $10.67       $11.49        38,912
   01/01/2011 to 12/31/2011...........    $11.49       $16.14        97,903
   01/01/2012 to 12/31/2012...........    $16.14       $15.95        39,726
PROFUND VP ULTRAMID-CAP
   01/01/2003 to 12/31/2003...........        --       $16.41        88,028
   01/01/2004 to 12/31/2004...........    $16.41       $20.51       150,540
   01/01/2005 to 12/31/2005...........    $20.51       $23.66       248,718
   01/01/2006 to 12/31/2006...........    $23.66       $25.61       250,888
   01/01/2007 to 12/31/2007...........    $25.61       $26.56       375,199
   01/01/2008 to 12/31/2008...........    $26.56       $ 8.45       218,214
   01/01/2009 to 12/31/2009...........    $ 8.45       $13.71       288,399
   01/01/2010 to 12/31/2010...........    $13.71       $20.08       153,212
   01/01/2011 to 12/31/2011...........    $20.08       $16.96        88,999
   01/01/2012 to 12/31/2012...........    $16.96       $21.99        45,447

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP UTILITIES
   01/01/2003 to 12/31/2003...........        --       $12.60         10,588
   01/01/2004 to 12/31/2004...........    $12.60       $14.92         87,691
   01/01/2005 to 12/31/2005...........    $14.92       $16.51        276,154
   01/01/2006 to 12/31/2006...........    $16.51       $19.26        275,767
   01/01/2007 to 12/31/2007...........    $19.26       $21.82        438,658
   01/01/2008 to 12/31/2008...........    $21.82       $14.80         87,849
   01/01/2009 to 12/31/2009...........    $14.80       $16.04         74,218
   01/01/2010 to 12/31/2010...........    $16.04       $16.63         83,533
   01/01/2011 to 12/31/2011...........    $16.63       $19.12         95,026
   01/01/2012 to 12/31/2012...........    $19.12       $18.73         63,724
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.52         23,863
   01/01/2005 to 12/31/2005...........    $10.52       $11.99         52,658
   01/01/2006 to 12/31/2006...........    $11.99       $14.20         73,974
   01/01/2007 to 12/31/2007...........    $14.20       $16.61        107,588
   01/01/2008 to 12/31/2008...........    $16.61       $ 8.08         68,154
   01/01/2009 to 12/31/2009...........    $ 8.08       $10.84         67,287
   01/01/2010 to 12/31/2010...........    $10.84       $12.09         37,928
   01/01/2011 to 12/31/2011...........    $12.09       $10.07         27,818
   01/01/2012 to 12/31/2012...........    $10.07       $12.06         28,224
S&P TARGET 24 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.71         72,575
   01/01/2005 to 12/31/2005...........    $10.71       $10.92        134,956
   01/01/2006 to 12/31/2006...........    $10.92       $10.99        112,537
   01/01/2007 to 12/31/2007...........    $10.99       $11.20        146,540
   01/01/2008 to 12/31/2008...........    $11.20       $ 7.90         84,983
   01/01/2009 to 12/31/2009...........    $ 7.90       $ 8.80         89,354
   01/01/2010 to 12/31/2010...........    $ 8.80       $10.27         92,218
   01/01/2011 to 12/31/2011...........    $10.27       $10.91         51,465
   01/01/2012 to 12/31/2012...........    $10.91       $11.68         47,971
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.28        429,320
   01/01/2005 to 12/31/2005...........    $11.28       $11.84      1,216,456
   01/01/2006 to 12/31/2006...........    $11.84       $12.92      1,540,716
   01/01/2007 to 12/31/2007...........    $12.92       $13.84        910,035
   01/01/2008 to 12/31/2008...........    $13.84       $ 7.47        457,580
   01/01/2009 to 12/31/2009...........    $ 7.47       $ 8.26        389,081
   01/01/2010 to 12/31/2010...........    $ 8.26       $ 9.63        289,263
   01/01/2011 to 12/31/2011...........    $ 9.63       $ 9.27        252,078
   01/01/2012 to 12/31/2012...........    $ 9.27       $10.25        193,723
THE DOW DART 10 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.45         82,728
   01/01/2005 to 12/31/2005...........    $10.45       $ 9.89         69,453
   01/01/2006 to 12/31/2006...........    $ 9.89       $12.16        205,188
   01/01/2007 to 12/31/2007...........    $12.16       $11.97         87,214
   01/01/2008 to 12/31/2008...........    $11.97       $ 8.37         53,091
   01/01/2009 to 12/31/2009...........    $ 8.37       $ 9.34         35,955
   01/01/2010 to 12/31/2010...........    $ 9.34       $10.67         36,780
   01/01/2011 to 12/31/2011...........    $10.67       $11.24         49,214
   01/01/2012 to 12/31/2012...........    $11.24       $12.18         53,554

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.73       187,402
   01/01/2006 to 12/31/2006...........    $ 9.73       $11.24       554,240
   01/01/2007 to 12/31/2007...........    $11.24       $11.12       440,498
   01/01/2008 to 12/31/2008...........    $11.12       $ 6.47       195,044
   01/01/2009 to 12/31/2009...........    $ 6.47       $ 7.23       239,847
   01/01/2010 to 12/31/2010...........    $ 7.23       $ 8.24       186,641
   01/01/2011 to 12/31/2011...........    $ 8.24       $ 8.55       141,312
   01/01/2012 to 12/31/2012...........    $ 8.55       $ 8.83       119,115
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2003 to 12/31/2003...........    $ 9.90       $12.23        15,983
   01/01/2004 to 12/31/2004...........    $12.23       $13.29        63,454
   01/01/2005 to 12/31/2005...........    $13.29       $13.70       112,171
   01/01/2006 to 12/31/2006...........    $13.70       $15.90       108,730
   01/01/2007 to 12/31/2007...........    $15.90       $15.99        99,407
   01/01/2008 to 12/31/2008...........    $15.99       $ 9.94        47,157
   01/01/2009 to 12/31/2009...........    $ 9.94       $11.36        38,410
   01/01/2010 to 07/16/2010...........    $11.36       $10.89             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $14.10       $17.00       114,482
   01/01/2011 to 12/31/2011...........    $17.00       $14.51       121,166
   01/01/2012 to 12/31/2012...........    $14.51       $16.14        75,836
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $10.89       $12.66        66,477
   01/01/2011 to 12/31/2011...........    $12.66       $12.12        78,758
   01/01/2012 to 12/31/2012...........    $12.12       $14.17        65,177
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $14.91       $18.76        82,347
   01/01/2011 to 12/31/2011...........    $18.76       $17.38        92,812
   01/01/2012 to 12/31/2012...........    $17.38       $20.53        93,751
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.22        97,640
   01/01/2011 to 12/31/2011...........    $12.22       $11.44        47,400
   01/01/2012 to 12/31/2012...........    $11.44       $12.10        46,887



* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH LT5 OR WITH ANY ONE OF EBP OR HAV AND GMWB OR HAV AND HD GRO/GRO PLUS 2008 OR EBP AND HD GRO/GRO PLUS 2008 OR HD GRO 60 BPS
                    OR GRO PLUS 2008 60 BPS OR HD5 (2.25%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.52               0
   01/01/2006 to 12/31/2006...........    $10.52       $11.27               0
   01/01/2007 to 12/31/2007...........    $11.27       $11.58               0
   01/01/2008 to 12/31/2008...........    $11.58       $10.80               0
   01/01/2009 to 12/31/2009...........    $10.80       $12.34               0
   01/01/2010 to 12/31/2010...........    $12.34       $14.04               0
   01/01/2011 to 12/31/2011...........    $14.04       $14.10               0
   01/01/2012 to 12/31/2012...........    $14.10       $15.73               0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01       4,054,794
   01/01/2006 to 12/31/2006...........    $10.01       $10.94      60,459,906
   01/01/2007 to 12/31/2007...........    $10.94       $11.68     102,797,613
   01/01/2008 to 12/31/2008...........    $11.68       $ 7.78      75,453,329
   01/01/2009 to 12/31/2009...........    $ 7.78       $ 9.46      74,798,204
   01/01/2010 to 12/31/2010...........    $ 9.46       $10.35      72,644,706
   01/01/2011 to 12/31/2011...........    $10.35       $ 9.85      61,319,650
   01/01/2012 to 12/31/2012...........    $ 9.85       $10.84      57,128,002
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.61      15,585,099
   01/01/2007 to 12/31/2007...........    $10.61       $11.35      40,026,136
   01/01/2008 to 12/31/2008...........    $11.35       $ 7.79      28,466,422
   01/01/2009 to 12/31/2009...........    $ 7.79       $ 9.61      28,706,289
   01/01/2010 to 12/31/2010...........    $ 9.61       $10.68      30,055,291
   01/01/2011 to 12/31/2011...........    $10.68       $10.45      25,000,590
   01/01/2012 to 12/31/2012...........    $10.45       $11.61      25,101,059
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 5.84          87,326
   01/01/2004 to 12/31/2004...........    $ 5.84       $ 6.19         107,188
   01/01/2005 to 12/02/2005...........    $ 6.19       $ 7.07               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.65         154,955
   01/01/2004 to 12/31/2004...........    $ 8.65       $ 9.31         215,645
   01/01/2005 to 12/02/2005...........    $ 9.31       $10.23               0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.22         195,232
   01/01/2004 to 12/31/2004...........    $ 8.22       $ 9.04         372,540
   01/01/2005 to 12/31/2005...........    $ 9.04       $ 9.25         370,561
   01/01/2006 to 12/31/2006...........    $ 9.25       $10.56         335,193
   01/01/2007 to 12/31/2007...........    $10.56       $10.31         319,458
   01/01/2008 to 12/31/2008...........    $10.31       $ 6.58         771,578
   01/01/2009 to 12/31/2009...........    $ 6.58       $ 7.57       1,273,959
   01/01/2010 to 12/31/2010...........    $ 7.57       $ 8.43       1,430,682
   01/01/2011 to 12/31/2011...........    $ 8.43       $ 8.53       1,430,887
   01/01/2012 to 05/04/2012...........    $ 8.53       $ 9.25               0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02       1,320,556
   01/01/2006 to 12/31/2006...........    $10.02       $10.83      13,643,567
   01/01/2007 to 12/31/2007...........    $10.83       $11.55      28,754,710
   01/01/2008 to 12/31/2008...........    $11.55       $ 8.05      25,276,368
   01/01/2009 to 12/31/2009...........    $ 8.05       $ 9.70      31,686,971
   01/01/2010 to 12/31/2010...........    $ 9.70       $10.65      36,176,891
   01/01/2011 to 12/31/2011...........    $10.65       $10.28      28,001,755
   01/01/2012 to 12/31/2012...........    $10.28       $11.31      27,966,738
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.13         780,622
   01/01/2012 to 12/31/2012...........    $ 9.13       $ 9.99       1,253,385
AST BLACKROCK VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.28         137,247
   01/01/2004 to 12/31/2004...........    $ 9.28       $10.72         199,601
   01/01/2005 to 12/31/2005...........    $10.72       $11.45         249,862
   01/01/2006 to 12/31/2006...........    $11.45       $13.63         220,823
   01/01/2007 to 12/31/2007...........    $13.63       $13.48         199,588
   01/01/2008 to 12/31/2008...........    $13.48       $ 8.26         357,327
   01/01/2009 to 12/31/2009...........    $ 8.26       $ 9.55         955,597
   01/01/2010 to 12/31/2010...........    $ 9.55       $10.50       2,241,213
   01/01/2011 to 12/31/2011...........    $10.50       $10.21         930,254
   01/01/2012 to 12/31/2012...........    $10.21       $11.32         944,041
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008..........    $10.00       $11.25       1,472,001
   01/01/2009 to 12/31/2009...........    $11.25       $10.96       1,375,798
   01/01/2010 to 12/31/2010...........    $10.96       $11.71       1,085,813
   01/01/2011 to 12/31/2011...........    $11.71       $12.18       1,057,536
   01/01/2012 to 12/31/2012...........    $12.18       $12.27         878,447

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.34         301,692
   01/01/2010 to 12/31/2010...........    $ 9.34       $10.09       1,956,001
   01/01/2011 to 12/31/2011...........    $10.09       $10.81       5,687,758
   01/01/2012 to 12/31/2012...........    $10.81       $11.01       2,714,415
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.71       5,765,075
   01/01/2011 to 12/31/2011...........    $10.71       $11.67      16,283,905
   01/01/2012 to 12/31/2012...........    $11.67       $11.99       8,777,912
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........    $10.00       $11.98         794,529
   01/01/2009 to 12/31/2009...........    $11.98       $11.01         648,900
   01/01/2010 to 12/31/2010...........    $11.01       $11.96         380,587
   01/01/2011 to 12/31/2011...........    $11.96       $13.28      18,091,824
   01/01/2012 to 12/31/2012...........    $13.28       $13.72      11,790,403
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........    $10.00       $12.05         945,503
   01/01/2009 to 12/31/2009...........    $12.05       $10.87         975,406
   01/01/2010 to 12/31/2010...........    $10.87       $11.84         825,635
   01/01/2011 to 12/31/2011...........    $11.84       $13.42         493,191
   01/01/2012 to 12/31/2012...........    $13.42       $13.88       5,116,240
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.75          23,608
   01/01/2010 to 12/31/2010...........    $ 8.75       $ 9.56       1,680,903
   01/01/2011 to 12/31/2011...........    $ 9.56       $11.10         404,480
   01/01/2012 to 12/31/2012...........    $11.10       $11.53          92,420
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.96       1,406,400
   01/01/2011 to 12/31/2011...........    $10.96       $12.89      16,469,682
   01/01/2012 to 12/31/2012...........    $12.89       $13.45       7,323,210
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.97       6,285,340
   01/01/2012 to 12/31/2012...........    $11.97       $12.38       9,408,401
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........    $10.00       $10.35       3,237,048
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00       5,254,502
   01/01/2006 to 12/31/2006...........    $10.00       $11.11      85,438,169
   01/01/2007 to 12/31/2007...........    $11.11       $11.92     150,334,869
   01/01/2008 to 12/31/2008...........    $11.92       $ 7.58     101,095,109
   01/01/2009 to 12/31/2009...........    $ 7.58       $ 9.29     102,077,908
   01/01/2010 to 12/31/2010...........    $ 9.29       $10.29     101,267,042
   01/01/2011 to 12/31/2011...........    $10.29       $ 9.82      83,369,592
   01/01/2012 to 12/31/2012...........    $ 9.82       $10.91      79,395,120

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.03        205,441
   01/01/2008 to 12/31/2008...........    $10.03       $ 7.10      2,073,853
   01/01/2009 to 12/31/2009...........    $ 7.10       $ 8.57      3,975,651
   01/01/2010 to 12/31/2010...........    $ 8.57       $ 9.37      5,406,914
   01/01/2011 to 12/31/2011...........    $ 9.37       $ 9.00      4,727,624
   01/01/2012 to 12/31/2012...........    $ 9.00       $ 9.70      4,685,920
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.47          8,884
   01/01/2004 to 12/31/2004...........    $10.47       $14.12         68,406
   01/01/2005 to 12/31/2005...........    $14.12       $15.85         81,009
   01/01/2006 to 12/31/2006...........    $15.85       $21.18         81,551
   01/01/2007 to 12/31/2007...........    $21.18       $16.57         76,243
   01/01/2008 to 12/31/2008...........    $16.57       $10.52        126,275
   01/01/2009 to 12/31/2009...........    $10.52       $13.57        335,750
   01/01/2010 to 12/31/2010...........    $13.57       $17.07        391,589
   01/01/2011 to 12/31/2011...........    $17.07       $17.79        219,652
   01/01/2012 to 12/31/2012...........    $17.79       $20.05        251,456
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.70         22,847
   01/01/2004 to 12/31/2004...........    $10.70       $12.78         63,057
   01/01/2005 to 12/31/2005...........    $12.78       $12.64         85,476
   01/01/2006 to 12/31/2006...........    $12.64       $14.82         71,575
   01/01/2007 to 12/31/2007...........    $14.82       $11.91         63,523
   01/01/2008 to 07/18/2008...........    $11.91       $10.88              0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.06         79,226
   01/01/2004 to 12/31/2004...........    $ 8.06       $ 9.70        324,340
   01/01/2005 to 12/31/2005...........    $ 9.70       $10.38      5,867,757
   01/01/2006 to 12/31/2006...........    $10.38       $11.45      4,568,992
   01/01/2007 to 12/31/2007...........    $11.45       $12.45      4,176,512
   01/01/2008 to 12/31/2008...........    $12.45       $ 6.80      4,202,964
   01/01/2009 to 12/31/2009...........    $ 6.80       $ 8.82      3,992,101
   01/01/2010 to 12/31/2010...........    $ 8.82       $11.43      4,161,419
   01/01/2011 to 12/31/2011...........    $11.43       $ 9.71      3,304,315
   01/01/2012 to 12/31/2012...........    $ 9.71       $11.39      2,853,534
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99        275,326
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 7.11      1,382,568
   01/01/2009 to 12/31/2009...........    $ 7.11       $ 8.43      2,259,311
   01/01/2010 to 12/31/2010...........    $ 8.43       $ 9.33      2,753,772
   01/01/2011 to 12/31/2011...........    $ 9.33       $ 8.90      2,749,169
   01/01/2012 to 12/31/2012...........    $ 8.90       $ 9.88      2,841,155

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.53      14,453,011
   01/01/2007 to 12/31/2007...........    $10.53       $11.17      39,197,527
   01/01/2008 to 12/31/2008...........    $11.17       $ 7.15      23,823,391
   01/01/2009 to 12/31/2009...........    $ 7.15       $ 8.66      25,641,694
   01/01/2010 to 12/31/2010...........    $ 8.66       $ 9.68      27,635,371
   01/01/2011 to 12/31/2011...........    $ 9.68       $ 9.32      23,184,216
   01/01/2012 to 12/31/2012...........    $ 9.32       $10.08      21,922,626
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.43      16,318,465
   01/01/2007 to 12/31/2007...........    $10.43       $11.36      47,156,856
   01/01/2008 to 12/31/2008...........    $11.36       $ 6.58      31,425,844
   01/01/2009 to 12/31/2009...........    $ 6.58       $ 8.11      33,343,551
   01/01/2010 to 12/31/2010...........    $ 8.11       $ 9.43      36,130,309
   01/01/2011 to 12/31/2011...........    $ 9.43       $ 8.65      29,569,330
   01/01/2012 to 12/31/2012...........    $ 8.65       $ 9.54      28,016,813
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.45         439,198
   01/01/2009 to 11/13/2009...........    $ 7.45       $ 8.29               0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.70       5,517,070
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.17       $ 6.10           8,921
   01/01/2009 to 12/31/2009...........    $ 6.10       $ 8.05          70,669
   01/01/2010 to 12/31/2010...........    $ 8.05       $ 9.46         218,068
   01/01/2011 to 12/31/2011...........    $ 9.46       $ 8.78          99,905
   01/01/2012 to 12/31/2012...........    $ 8.78       $10.88         126,250
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 4.40         395,905
   01/01/2004 to 12/31/2004...........    $ 4.40       $ 4.46         541,661
   01/01/2005 to 12/31/2005...........    $ 4.46       $ 4.51         598,058
   01/01/2006 to 12/31/2006...........    $ 4.51       $ 4.85         542,823
   01/01/2007 to 12/31/2007...........    $ 4.85       $ 5.40         556,773
   01/01/2008 to 12/31/2008...........    $ 5.40       $ 3.15         517,467
   01/01/2009 to 12/31/2009...........    $ 3.15       $ 4.60       1,703,399
   01/01/2010 to 12/31/2010...........    $ 4.60       $ 4.96       1,214,669
   01/01/2011 to 12/31/2011...........    $ 4.96       $ 4.66         690,992
   01/01/2012 to 12/31/2012...........    $ 4.66       $ 5.46         720,641

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.88         976,756
   01/01/2004 to 12/31/2004...........    $ 9.88       $10.72       1,731,512
   01/01/2005 to 12/31/2005...........    $10.72       $10.98      26,378,598
   01/01/2006 to 12/31/2006...........    $10.98       $12.59      17,583,959
   01/01/2007 to 12/31/2007...........    $12.59       $12.93      15,042,519
   01/01/2008 to 12/31/2008...........    $12.93       $ 7.50      14,888,690
   01/01/2009 to 12/31/2009...........    $ 7.50       $ 8.74      14,472,445
   01/01/2010 to 12/31/2010...........    $ 8.74       $ 9.64      13,447,482
   01/01/2011 to 12/31/2011...........    $ 9.64       $ 8.90      11,688,804
   01/01/2012 to 12/31/2012...........    $ 8.90       $10.41      10,262,995
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 3.73         175,708
   01/01/2004 to 12/31/2004...........    $ 3.73       $ 4.24         457,010
   01/01/2005 to 12/31/2005...........    $ 4.24       $ 4.34       8,890,704
   01/01/2006 to 12/31/2006...........    $ 4.34       $ 4.51       6,444,166
   01/01/2007 to 12/31/2007...........    $ 4.51       $ 5.26       4,795,707
   01/01/2008 to 12/31/2008...........    $ 5.26       $ 3.05       4,668,204
   01/01/2009 to 12/31/2009...........    $ 3.05       $ 4.68       4,863,161
   01/01/2010 to 12/31/2010...........    $ 4.68       $ 5.48       5,034,524
   01/01/2011 to 12/31/2011...........    $ 5.48       $ 5.19       3,140,160
   01/01/2012 to 12/31/2012...........    $ 5.19       $ 6.07       3,004,326
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.67          73,852
   01/01/2004 to 12/31/2004...........    $16.67       $19.58          61,521
   01/01/2005 to 12/31/2005...........    $19.58       $20.09          59,682
   01/01/2006 to 12/31/2006...........    $20.09       $23.03          50,895
   01/01/2007 to 12/31/2007...........    $23.03       $21.35          51,526
   01/01/2008 to 12/31/2008...........    $21.35       $15.31         108,308
   01/01/2009 to 12/31/2009...........    $15.31       $18.99         152,310
   01/01/2010 to 12/31/2010...........    $18.99       $23.53         278,005
   01/01/2011 to 12/31/2011...........    $23.53       $23.30         145,006
   01/01/2012 to 12/31/2012...........    $23.30       $26.35         152,708
AST HIGH YIELD PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.60         346,126
   01/01/2004 to 12/31/2004...........    $10.60       $11.51         545,726
   01/01/2005 to 12/31/2005...........    $11.51       $11.37         610,956
   01/01/2006 to 12/31/2006...........    $11.37       $12.27         534,766
   01/01/2007 to 12/31/2007...........    $12.27       $12.29         381,166
   01/01/2008 to 12/31/2008...........    $12.29       $ 8.94         319,199
   01/01/2009 to 12/31/2009...........    $ 8.94       $11.85         795,835
   01/01/2010 to 12/31/2010...........    $11.85       $13.15       1,105,972
   01/01/2011 to 12/31/2011...........    $13.15       $13.26         726,173
   01/01/2012 to 12/31/2012...........    $13.26       $14.76         739,423
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.16          89,776
   01/01/2008 to 12/31/2008...........    $10.16       $ 7.53       1,501,593
   01/01/2009 to 12/31/2009...........    $ 7.53       $ 9.08       4,079,583
   01/01/2010 to 12/31/2010...........    $ 9.08       $ 9.91       4,803,274
   01/01/2011 to 12/31/2011...........    $ 9.91       $ 9.63       3,645,383
   01/01/2012 to 12/31/2012...........    $ 9.63       $10.37       3,718,760

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.86          29,434
   01/01/2004 to 12/31/2004...........    $13.86       $15.74         545,075
   01/01/2005 to 12/31/2005...........    $15.74       $17.93       8,655,832
   01/01/2006 to 12/31/2006...........    $17.93       $21.20       6,192,845
   01/01/2007 to 12/31/2007...........    $21.20       $24.67       5,332,206
   01/01/2008 to 12/31/2008...........    $24.67       $12.00       5,724,854
   01/01/2009 to 12/31/2009...........    $12.00       $15.87       5,162,536
   01/01/2010 to 12/31/2010...........    $15.87       $17.76       5,317,631
   01/01/2011 to 12/31/2011...........    $17.76       $15.12       4,477,136
   01/01/2012 to 12/31/2012...........    $15.12       $17.79       3,891,676
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 5.65          72,406
   01/01/2004 to 12/31/2004...........    $ 5.65       $ 6.69         122,795
   01/01/2005 to 12/31/2005...........    $ 6.69       $ 7.43         487,950
   01/01/2006 to 12/31/2006...........    $ 7.43       $ 9.26       1,708,815
   01/01/2007 to 12/31/2007...........    $ 9.26       $10.66       3,014,173
   01/01/2008 to 12/31/2008...........    $10.66       $ 5.84       2,755,958
   01/01/2009 to 12/31/2009...........    $ 5.84       $ 7.44       2,910,615
   01/01/2010 to 12/31/2010...........    $ 7.44       $ 8.08       2,881,182
   01/01/2011 to 12/31/2011...........    $ 8.08       $ 6.91       2,224,758
   01/01/2012 to 12/31/2012...........    $ 6.91       $ 7.88       2,382,592
AST INVESTMENT GRADE BOND PORTFOLIO
   06/30/2008* to 12/31/2008..........    $10.01       $10.91       1,214,623
   01/01/2009 to 12/31/2009...........    $10.91       $11.86         315,474
   01/01/2010 to 12/31/2010...........    $11.86       $12.85         158,509
   01/01/2011 to 12/31/2011...........    $12.85       $14.13       1,389,924
   01/01/2012 to 12/31/2012...........    $14.13       $15.11         740,615
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18         156,130
   01/01/2008 to 12/31/2008...........    $10.18       $ 6.90       1,187,111
   01/01/2009 to 12/31/2009...........    $ 6.90       $ 8.54       2,955,116
   01/01/2010 to 12/31/2010...........    $ 8.54       $ 9.50       4,214,114
   01/01/2011 to 12/31/2011...........    $ 9.50       $ 9.23       4,056,199
   01/01/2012 to 12/31/2012...........    $ 9.23       $10.25       3,777,976
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.40         303,295
   01/01/2004 to 12/31/2004...........    $ 8.40       $ 9.12         290,887
   01/01/2005 to 12/31/2005...........    $ 9.12       $ 9.53         269,712
   01/01/2006 to 12/31/2006...........    $ 9.53       $10.35         256,302
   01/01/2007 to 12/31/2007...........    $10.35       $10.32       9,818,698
   01/01/2008 to 12/31/2008...........    $10.32       $ 8.31      17,909,520
   01/01/2009 to 12/31/2009...........    $ 8.31       $ 9.91      16,862,953
   01/01/2010 to 12/31/2010...........    $ 9.91       $10.39      14,390,403
   01/01/2011 to 12/31/2011...........    $10.39       $10.18      11,488,876
   01/01/2012 to 12/31/2012...........    $10.18       $11.02      11,036,008

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.28          2,718
   01/01/2010 to 12/31/2010...........    $10.28       $11.19         66,303
   01/01/2011 to 12/31/2011...........    $11.19       $11.01         59,147
   01/01/2012 to 12/31/2012...........    $11.01       $12.40         88,918
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.29          1,947
   01/01/2010 to 12/31/2010...........    $10.29       $11.44         69,387
   01/01/2011 to 12/31/2011...........    $11.44       $10.53        160,188
   01/01/2012 to 12/31/2012...........    $10.53       $11.65        180,219
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 6.87        400,112
   01/01/2004 to 12/31/2004...........    $ 6.87       $ 7.86        428,765
   01/01/2005 to 12/31/2005...........    $ 7.86       $ 8.54      1,664,850
   01/01/2006 to 12/31/2006...........    $ 8.54       $10.25      1,135,516
   01/01/2007 to 12/31/2007...........    $10.25       $10.96        961,429
   01/01/2008 to 12/31/2008...........    $10.96       $ 6.28        975,043
   01/01/2009 to 12/31/2009...........    $ 6.28       $ 8.34      1,395,597
   01/01/2010 to 12/31/2010...........    $ 8.34       $ 8.74      1,243,521
   01/01/2011 to 12/31/2011...........    $ 8.74       $ 7.76        828,367
   01/01/2012 to 12/31/2012...........    $ 7.76       $ 9.25        957,141
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.66        347,275
   01/01/2004 to 12/31/2004...........    $ 8.66       $ 9.78        419,818
   01/01/2005 to 12/31/2005...........    $ 9.78       $10.17      1,212,693
   01/01/2006 to 12/31/2006...........    $10.17       $11.78      3,666,066
   01/01/2007 to 12/31/2007...........    $11.78       $11.17      6,338,741
   01/01/2008 to 12/31/2008...........    $11.17       $ 6.39      6,057,693
   01/01/2009 to 12/31/2009...........    $ 6.39       $ 7.46      5,641,907
   01/01/2010 to 12/31/2010...........    $ 7.46       $ 8.25      5,357,208
   01/01/2011 to 12/31/2011...........    $ 8.25       $ 7.73      4,506,463
   01/01/2012 to 12/31/2012...........    $ 7.73       $ 8.83      4,545,454
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.60        423,485
   01/01/2004 to 12/31/2004...........    $11.60       $12.18        732,155
   01/01/2005 to 12/31/2005...........    $12.18       $12.04      6,285,213
   01/01/2006 to 12/31/2006...........    $12.04       $12.92      4,627,555
   01/01/2007 to 12/31/2007...........    $12.92       $13.40      3,882,503
   01/01/2008 to 12/31/2008...........    $13.40       $10.05      3,023,716
   01/01/2009 to 12/31/2009...........    $10.05       $13.23      2,831,230
   01/01/2010 to 12/31/2010...........    $13.23       $14.66      2,484,757
   01/01/2011 to 12/31/2011...........    $14.66       $15.79      2,014,193
   01/01/2012 to 12/31/2012...........    $15.79       $16.35      1,924,443

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 8.16         925,591
   01/01/2004 to 12/31/2004...........    $ 8.16       $ 9.22       2,016,277
   01/01/2005 to 12/31/2005...........    $ 9.22       $ 9.63      29,347,495
   01/01/2006 to 12/31/2006...........    $ 9.63       $10.10      24,648,331
   01/01/2007 to 12/31/2007...........    $10.10       $11.35      22,896,973
   01/01/2008 to 12/31/2008...........    $11.35       $ 6.25      21,934,912
   01/01/2009 to 12/31/2009...........    $ 6.25       $ 7.92      19,929,998
   01/01/2010 to 12/31/2010...........    $ 7.92       $ 9.28      19,072,610
   01/01/2011 to 12/31/2011...........    $ 9.28       $ 8.99      15,345,638
   01/01/2012 to 12/31/2012...........    $ 8.99       $ 9.86      13,995,736
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.06         308,725
   01/01/2004 to 12/31/2004...........    $ 9.06       $10.48         273,401
   01/01/2005 to 12/31/2005...........    $10.48       $11.02         282,357
   01/01/2006 to 12/31/2006...........    $11.02       $13.39         250,746
   01/01/2007 to 12/31/2007...........    $13.39       $14.32         214,421
   01/01/2008 to 12/31/2008...........    $14.32       $ 9.24         207,928
   01/01/2009 to 12/31/2009...........    $ 9.24       $11.88         567,835
   01/01/2010 to 12/31/2010...........    $11.88       $13.01         483,477
   01/01/2011 to 12/31/2011...........    $13.01       $12.32         303,934
   01/01/2012 to 12/31/2012...........    $12.32       $14.82         422,214
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 6.21         262,995
   01/01/2004 to 12/31/2004...........    $ 6.21       $ 6.72         387,463
   01/01/2005 to 12/31/2005...........    $ 6.72       $ 6.98       3,719,318
   01/01/2006 to 12/31/2006...........    $ 6.98       $ 7.48       2,366,611
   01/01/2007 to 12/31/2007...........    $ 7.48       $ 8.42       1,924,706
   01/01/2008 to 12/31/2008...........    $ 8.42       $ 5.24       2,384,441
   01/01/2009 to 12/31/2009...........    $ 5.24       $ 6.37       2,663,189
   01/01/2010 to 12/31/2010...........    $ 6.37       $ 7.02       2,436,368
   01/01/2011 to 12/31/2011...........    $ 7.02       $ 6.82       2,244,120
   01/01/2012 to 12/31/2012...........    $ 6.82       $ 7.81       2,554,207
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........    $10.00       $10.17           2,038
AST MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.89         166,080
   01/01/2004 to 12/31/2004...........    $ 9.89       $11.15         194,765
   01/01/2005 to 12/31/2005...........    $11.15       $11.49         187,692
   01/01/2006 to 12/31/2006...........    $11.49       $12.83         147,486
   01/01/2007 to 12/31/2007...........    $12.83       $12.88         179,218
   01/01/2008 to 12/31/2008...........    $12.88       $ 7.79         332,297
   01/01/2009 to 12/31/2009...........    $ 7.79       $10.58         511,219
   01/01/2010 to 12/31/2010...........    $10.58       $12.78       1,099,827
   01/01/2011 to 12/31/2011...........    $12.78       $12.06         585,815
   01/01/2012 to 12/31/2012...........    $12.06       $13.96         602,157

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.13         35,505
   01/01/2004 to 12/31/2004...........    $10.13       $ 9.98        234,402
   01/01/2005 to 12/31/2005...........    $ 9.98       $10.03      1,333,707
   01/01/2006 to 12/31/2006...........    $10.03       $10.25      1,115,761
   01/01/2007 to 12/31/2007...........    $10.25       $10.51      1,044,258
   01/01/2008 to 12/31/2008...........    $10.51       $10.53      2,377,836
   01/01/2009 to 12/31/2009...........    $10.53       $10.32      3,829,439
   01/01/2010 to 12/31/2010...........    $10.32       $10.09      3,509,980
   01/01/2011 to 12/31/2011...........    $10.09       $ 9.86      2,513,603
   01/01/2012 to 12/31/2012...........    $ 9.86       $ 9.64      1,652,100
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.32        370,965
   01/01/2004 to 12/31/2004...........    $13.32       $15.99        537,445
   01/01/2005 to 12/31/2005...........    $15.99       $17.52      3,716,512
   01/01/2006 to 12/31/2006...........    $17.52       $18.96      2,666,820
   01/01/2007 to 12/31/2007...........    $18.96       $19.12      2,274,821
   01/01/2008 to 12/31/2008...........    $19.12       $10.79      2,188,696
   01/01/2009 to 12/31/2009...........    $10.79       $14.84      2,033,956
   01/01/2010 to 12/31/2010...........    $14.84       $17.90      1,807,620
   01/01/2011 to 12/31/2011...........    $17.90       $17.07      1,391,570
   01/01/2012 to 12/31/2012...........    $17.07       $19.54      1,265,150
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.06          4,165
   01/01/2012 to 12/31/2012...........    $10.06       $10.31        329,733
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 6.01        294,816
   01/01/2004 to 12/31/2004...........    $ 6.01       $ 6.81        369,234
   01/01/2005 to 12/31/2005...........    $ 6.81       $ 7.56        472,929
   01/01/2006 to 12/31/2006...........    $ 7.56       $ 8.43        437,466
   01/01/2007 to 12/31/2007...........    $ 8.43       $10.07        494,768
   01/01/2008 to 12/31/2008...........    $10.07       $ 5.59        501,805
   01/01/2009 to 12/31/2009...........    $ 5.59       $ 7.09        649,456
   01/01/2010 to 12/31/2010...........    $ 7.09       $ 8.92        978,075
   01/01/2011 to 12/31/2011...........    $ 8.92       $ 8.87        702,733
   01/01/2012 to 12/31/2012...........    $ 8.87       $ 9.74        851,665
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 6.61        131,605
   01/01/2004 to 12/31/2004...........    $ 6.61       $ 7.07        129,475
   01/01/2005 to 12/31/2005...........    $ 7.07       $ 6.94        127,711
   01/01/2006 to 12/31/2006...........    $ 6.94       $ 7.31        126,380
   01/01/2007 to 12/31/2007...........    $ 7.31       $ 8.48        100,594
   01/01/2008 to 12/31/2008...........    $ 8.48       $ 4.76        121,677
   01/01/2009 to 12/31/2009...........    $ 4.76       $ 5.71        232,172
   01/01/2010 to 12/31/2010...........    $ 5.71       $ 6.71        304,468
   01/01/2011 to 04/29/2011...........    $ 6.71       $ 7.51              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.28       1,342,661
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.56          14,499
   01/01/2009 to 12/31/2009...........    $ 5.56       $ 9.05         557,293
   01/01/2010 to 12/31/2010...........    $ 9.05       $10.81       1,043,494
   01/01/2011 to 12/31/2011...........    $10.81       $ 8.43         371,919
   01/01/2012 to 12/31/2012...........    $ 8.43       $ 9.71         363,440
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.65         329,629
   01/01/2004 to 12/31/2004...........    $11.65       $11.62       1,143,298
   01/01/2005 to 12/31/2005...........    $11.62       $11.54      14,980,147
   01/01/2006 to 12/31/2006...........    $11.54       $11.72      12,397,970
   01/01/2007 to 12/31/2007...........    $11.72       $12.23      11,467,693
   01/01/2008 to 12/31/2008...........    $12.23       $12.09       6,660,709
   01/01/2009 to 12/31/2009...........    $12.09       $13.02       7,445,388
   01/01/2010 to 12/31/2010...........    $13.02       $13.23       7,123,302
   01/01/2011 to 12/31/2011...........    $13.23       $13.22       5,625,465
   01/01/2012 to 12/31/2012...........    $13.22       $13.53       5,727,313
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.76       1,558,557
   01/01/2004 to 12/31/2004...........    $12.76       $13.09       2,344,332
   01/01/2005 to 12/31/2005...........    $13.09       $13.11       5,088,435
   01/01/2006 to 12/31/2006...........    $13.11       $13.30       8,896,833
   01/01/2007 to 12/31/2007...........    $13.30       $14.08      11,765,641
   01/01/2008 to 12/31/2008...........    $14.08       $13.45       6,994,579
   01/01/2009 to 12/31/2009...........    $13.45       $15.32      10,035,432
   01/01/2010 to 12/31/2010...........    $15.32       $16.13      11,515,430
   01/01/2011 to 12/31/2011...........    $16.13       $16.27       8,611,634
   01/01/2012 to 12/31/2012...........    $16.27       $17.39       8,501,917
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03         318,272
   01/01/2006 to 12/31/2006...........    $10.03       $10.59       7,378,914
   01/01/2007 to 12/31/2007...........    $10.59       $11.25      15,878,486
   01/01/2008 to 12/31/2008...........    $11.25       $ 8.85      31,839,577
   01/01/2009 to 12/31/2009...........    $ 8.85       $10.39      39,603,313
   01/01/2010 to 12/31/2010...........    $10.39       $11.23      43,592,221
   01/01/2011 to 12/31/2011...........    $11.23       $11.09      40,512,789
   01/01/2012 to 12/31/2012...........    $11.09       $11.96      38,896,095

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.06         354,554
   01/01/2012 to 12/31/2012...........    $10.06       $10.53          87,533
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 7.98         293,662
   01/01/2004 to 12/31/2004...........    $ 7.98       $ 8.58         343,296
   01/01/2005 to 12/31/2005...........    $ 8.58       $ 8.69         567,062
   01/01/2006 to 12/31/2006...........    $ 8.69       $ 9.56         479,261
   01/01/2007 to 12/31/2007...........    $ 9.56       $ 9.54         444,324
   01/01/2008 to 12/31/2008...........    $ 9.54       $ 5.71         424,286
   01/01/2009 to 12/31/2009...........    $ 5.71       $ 6.80         393,269
   01/01/2010 to 12/31/2010...........    $ 6.80       $ 7.65         483,015
   01/01/2011 to 12/31/2011...........    $ 7.65       $ 7.74         442,995
   01/01/2012 to 12/31/2012...........    $ 7.74       $ 8.99         570,731
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.86          29,403
   01/01/2012 to 12/31/2012...........    $ 8.86       $ 9.80         248,767
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.50         334,109
   01/01/2008 to 12/31/2008...........    $11.50       $ 7.28       1,661,195
   01/01/2009 to 12/31/2009...........    $ 7.28       $ 9.03       3,018,362
   01/01/2010 to 12/31/2010...........    $ 9.03       $10.09       4,112,813
   01/01/2011 to 12/31/2011...........    $10.09       $ 9.63       3,677,069
   01/01/2012 to 12/31/2012...........    $ 9.63       $10.91       4,089,262
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.46         196,909
   01/01/2004 to 12/31/2004...........    $ 9.46       $10.08         218,686
   01/01/2005 to 12/31/2005...........    $10.08       $10.30         210,895
   01/01/2006 to 12/31/2006...........    $10.30       $11.05         192,538
   01/01/2007 to 12/31/2007...........    $11.05       $11.76       1,815,549
   01/01/2008 to 12/31/2008...........    $11.76       $ 8.02       2,188,363
   01/01/2009 to 12/31/2009...........    $ 8.02       $ 9.99       8,000,192
   01/01/2010 to 12/31/2010...........    $ 9.99       $10.92      13,274,208
   01/01/2011 to 12/31/2011...........    $10.92       $10.32       9,628,538
   01/01/2012 to 12/31/2012...........    $10.32       $11.21       9,469,366
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.82          64,850
   01/01/2004 to 12/31/2004...........    $16.82       $15.30          67,370
   01/01/2005 to 12/31/2005...........    $15.30       $15.18         148,853
   01/01/2006 to 12/31/2006...........    $15.18       $16.71         457,905
   01/01/2007 to 12/31/2007...........    $16.71       $17.50         771,440
   01/01/2008 to 12/31/2008...........    $17.50       $11.12         634,820
   01/01/2009 to 12/31/2009...........    $11.12       $14.55         668,952
   01/01/2010 to 12/31/2010...........    $14.55       $19.41         917,014
   01/01/2011 to 12/31/2011...........    $19.41       $18.79         589,865
   01/01/2012 to 12/31/2012...........    $18.79       $20.60         573,869

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.95         275,971
   01/01/2004 to 12/31/2004...........    $13.95       $15.87         465,784
   01/01/2005 to 12/31/2005...........    $15.87       $16.55       4,687,840
   01/01/2006 to 12/31/2006...........    $16.55       $19.42       3,672,632
   01/01/2007 to 12/31/2007...........    $19.42       $17.91       4,000,366
   01/01/2008 to 12/31/2008...........    $17.91       $12.31       3,408,854
   01/01/2009 to 12/31/2009...........    $12.31       $15.28       3,254,555
   01/01/2010 to 12/31/2010...........    $15.28       $18.82       3,434,943
   01/01/2011 to 12/31/2011...........    $18.82       $17.29       2,484,653
   01/01/2012 to 12/31/2012...........    $17.29       $19.98       2,219,180
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.48           2,741
   01/01/2004 to 12/31/2004...........    $10.48       $11.38          39,231
   01/01/2005 to 12/31/2005...........    $11.38       $11.65          52,235
   01/01/2006 to 12/31/2006...........    $11.65       $12.81         985,266
   01/01/2007 to 12/31/2007...........    $12.81       $13.31      14,732,752
   01/01/2008 to 12/31/2008...........    $13.31       $ 9.64       9,944,782
   01/01/2009 to 12/31/2009...........    $ 9.64       $11.69      11,957,974
   01/01/2010 to 12/31/2010...........    $11.69       $12.75      13,631,064
   01/01/2011 to 12/31/2011...........    $12.75       $12.71      12,152,747
   01/01/2012 to 12/31/2012...........    $12.71       $14.10      13,448,271
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.62         216,416
   01/01/2004 to 12/31/2004...........    $10.62       $11.83         303,689
   01/01/2005 to 12/31/2005...........    $11.83       $12.20         869,597
   01/01/2006 to 12/31/2006...........    $12.20       $14.47       2,885,427
   01/01/2007 to 12/31/2007...........    $14.47       $13.64       4,758,283
   01/01/2008 to 12/31/2008...........    $13.64       $ 7.75       4,124,590
   01/01/2009 to 12/31/2009...........    $ 7.75       $ 9.38       3,819,071
   01/01/2010 to 12/31/2010...........    $ 9.38       $10.38       3,742,939
   01/01/2011 to 12/31/2011...........    $10.38       $ 9.98       3,116,748
   01/01/2012 to 12/31/2012...........    $ 9.98       $11.44       3,429,042
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.23         148,319
   01/01/2004 to 12/31/2004...........    $13.23       $14.05         191,816
   01/01/2005 to 12/31/2005...........    $14.05       $13.12       5,107,689
   01/01/2006 to 12/31/2006...........    $13.12       $13.63       3,724,317
   01/01/2007 to 12/31/2007...........    $13.63       $14.61       3,017,953
   01/01/2008 to 12/31/2008...........    $14.61       $13.93       1,722,092
   01/01/2009 to 12/31/2009...........    $13.93       $15.27       2,184,589
   01/01/2010 to 12/31/2010...........    $15.27       $15.78       2,318,146
   01/01/2011 to 12/31/2011...........    $15.78       $16.06       1,633,647
   01/01/2012 to 12/31/2012...........    $16.06       $16.52       1,630,360

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 5.72        267,109
   01/01/2004 to 12/31/2004...........    $ 5.72       $ 5.91        307,367
   01/01/2005 to 12/31/2005...........    $ 5.91       $ 6.73        309,013
   01/01/2006 to 12/31/2006...........    $ 6.73       $ 6.95      5,456,600
   01/01/2007 to 12/31/2007...........    $ 6.95       $ 7.35      9,896,516
   01/01/2008 to 12/31/2008...........    $ 7.35       $ 4.27      9,138,560
   01/01/2009 to 12/31/2009...........    $ 4.27       $ 6.40      9,157,180
   01/01/2010 to 12/31/2010...........    $ 6.40       $ 7.24      8,869,616
   01/01/2011 to 12/31/2011...........    $ 7.24       $ 6.96      6,383,742
   01/01/2012 to 12/31/2012...........    $ 6.96       $ 8.00      5,841,181
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.23          6,747
   01/01/2004 to 12/31/2004...........    $11.23       $14.40         41,428
   01/01/2005 to 12/31/2005...........    $14.40       $18.50         68,831
   01/01/2006 to 12/31/2006...........    $18.50       $20.96         69,991
   01/01/2007 to 12/31/2007...........    $20.96       $28.78         88,424
   01/01/2008 to 12/31/2008...........    $28.78       $14.07         82,096
   01/01/2009 to 12/31/2009...........    $14.07       $20.54        479,835
   01/01/2010 to 12/31/2010...........    $20.54       $24.18        624,332
   01/01/2011 to 12/31/2011...........    $24.18       $20.11        353,699
   01/01/2012 to 12/31/2012...........    $20.11       $20.37        293,997
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99          1,583
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.30         87,538
   01/01/2007 to 12/31/2007...........    $11.30       $12.10         77,715
   01/01/2008 to 12/31/2008...........    $12.10       $ 6.82        112,381
   01/01/2009 to 12/31/2009...........    $ 6.82       $ 8.56      1,598,005
   01/01/2010 to 12/31/2010...........    $ 8.56       $ 9.60      1,997,421
   01/01/2011 to 12/31/2011...........    $ 9.60       $ 9.06      1,672,695
   01/01/2012 to 12/31/2012...........    $ 9.06       $ 9.83      2,234,971
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.97        993,285
   01/01/2008 to 12/31/2008...........    $ 9.97       $ 9.24      3,325,125
   01/01/2009 to 12/31/2009...........    $ 9.24       $10.08      3,504,626
   01/01/2010 to 12/31/2010...........    $10.08       $10.62      5,328,912
   01/01/2011 to 12/31/2011...........    $10.62       $11.01      3,326,989
   01/01/2012 to 12/31/2012...........    $11.01       $11.61      3,229,309
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.39         62,076
   01/01/2006 to 12/31/2006...........    $11.39       $12.36         32,852
   01/01/2007 to 12/31/2007...........    $12.36       $13.42         27,357
   01/01/2008 to 12/31/2008...........    $13.42       $ 7.72         19,329
   01/01/2009 to 12/31/2009...........    $ 7.72       $10.55         18,055
   01/01/2010 to 07/16/2010...........    $10.55       $10.30              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $10.64         81,555
   01/01/2004 to 12/31/2004...........    $10.64       $12.40         83,727
   01/01/2005 to 12/31/2005...........    $12.40       $14.06         86,193
   01/01/2006 to 12/31/2006...........    $14.06       $16.92         74,041
   01/01/2007 to 12/31/2007...........    $16.92       $19.02         66,328
   01/01/2008 to 12/31/2008...........    $19.02       $10.88         68,654
   01/01/2009 to 12/31/2009...........    $10.88       $12.33         94,271
   01/01/2010 to 07/16/2010...........    $12.33       $11.68              0
EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003...........        --       $ 8.97         19,658
   01/01/2004 to 12/31/2004...........    $ 8.97       $ 9.40         84,876
   01/01/2005 to 12/31/2005...........    $ 9.40       $ 9.54         62,448
   01/01/2006 to 12/31/2006...........    $ 9.54       $ 9.88         40,425
   01/01/2007 to 12/31/2007...........    $ 9.88       $10.82         27,192
   01/01/2008 to 12/31/2008...........    $10.82       $ 7.70         24,749
   01/01/2009 to 12/31/2009...........    $ 7.70       $10.83         50,099
   01/01/2010 to 07/16/2010...........    $10.83       $10.09              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.21       $ 6.08         10,685
   01/01/2009 to 12/31/2009...........    $ 6.08       $ 7.66         69,420
   01/01/2010 to 12/31/2010...........    $ 7.66       $ 8.90         69,413
   01/01/2011 to 12/31/2011...........    $ 8.90       $ 7.75         21,359
   01/01/2012 to 12/31/2012...........    $ 7.75       $ 8.63         29,699
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.62      1,777,633
   01/01/2009 to 12/31/2009...........    $ 6.62       $ 8.41      4,989,742
   01/01/2010 to 12/31/2010...........    $ 8.41       $ 9.06      8,310,248
   01/01/2011 to 12/31/2011...........    $ 9.06       $ 8.71      5,866,214
   01/01/2012 to 09/21/2012...........    $ 8.71       $ 9.72              0
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.80          6,777
   01/01/2005 to 12/31/2005...........    $11.80       $12.71         17,500
   01/01/2006 to 12/31/2006...........    $12.71       $17.20         45,884
   01/01/2007 to 12/31/2007...........    $17.20       $19.05         57,536
   01/01/2008 to 12/31/2008...........    $19.05       $10.66         37,037
   01/01/2009 to 12/31/2009...........    $10.66       $14.69         91,281
   01/01/2010 to 12/31/2010...........    $14.69       $15.76         65,815
   01/01/2011 to 12/31/2011...........    $15.76       $14.25         31,729
   01/01/2012 to 12/31/2012...........    $14.25       $17.46         41,689

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.14        17,087
   01/01/2012 to 04/27/2012...........    $ 8.14       $ 9.20             0
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.08        26,832
   01/01/2012 to 12/31/2012...........    $ 9.08       $10.54        22,517
INVESCO V.I. DYNAMICS FUND - SERIES I
   01/01/2004 to 12/31/2004...........        --       $11.67         1,825
   01/01/2005 to 12/31/2005...........    $11.67       $12.63         5,547
   01/01/2006 to 12/31/2006...........    $12.63       $14.34         7,221
   01/01/2007 to 12/31/2007...........    $14.34       $15.72        31,271
   01/01/2008 to 12/31/2008...........    $15.72       $ 7.98        18,138
   01/01/2009 to 12/31/2009...........    $ 7.98       $11.11        78,524
   01/01/2010 to 12/31/2010...........    $11.11       $13.44       116,965
   01/01/2011 to 04/29/2011...........    $13.44       $14.94             0
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
   01/01/2003 to 12/31/2003...........        --       $10.46         1,378
   01/01/2004 to 12/31/2004...........    $10.46       $11.11        15,566
   01/01/2005 to 12/31/2005...........    $11.11       $11.51        32,822
   01/01/2006 to 12/31/2006...........    $11.51       $13.10        34,866
   01/01/2007 to 12/31/2007...........    $13.10       $ 9.96        27,803
   01/01/2008 to 12/31/2008...........    $ 9.96       $ 3.95        33,237
   01/01/2009 to 12/31/2009...........    $ 3.95       $ 4.92       237,725
   01/01/2010 to 12/31/2010...........    $ 4.92       $ 5.30       153,812
   01/01/2011 to 04/29/2011...........    $ 5.30       $ 5.58             0
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
   01/01/2003 to 12/31/2003...........        --       $10.85         1,330
   01/01/2004 to 12/31/2004...........    $10.85       $11.41         5,057
   01/01/2005 to 12/31/2005...........    $11.41       $12.06        16,533
   01/01/2006 to 12/31/2006...........    $12.06       $12.41        21,500
   01/01/2007 to 12/31/2007...........    $12.41       $13.57        11,445
   01/01/2008 to 12/31/2008...........    $13.57       $ 9.47        10,538
   01/01/2009 to 12/31/2009...........    $ 9.47       $11.81        37,731
   01/01/2010 to 12/31/2010...........    $11.81       $12.16        40,741
   01/01/2011 to 12/31/2011...........    $12.16       $12.36        13,976
   01/01/2012 to 12/31/2012...........    $12.36       $14.60        18,372
INVESCO V.I. TECHNOLOGY FUND - SERIES I
   06/30/2008* to 12/31/2008..........    $ 9.92       $ 6.20             0
   01/01/2009 to 12/31/2009...........    $ 6.20       $ 9.54             0
   01/01/2010 to 12/31/2010...........    $ 9.54       $11.31             0
   01/01/2011 to 12/31/2011...........    $11.31       $10.50             0
   01/01/2012 to 12/31/2012...........    $10.50       $11.42             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
   04/27/2012* to 12/31/2012..........    $10.05       $ 9.73        17,085
NASDAQ TARGET 15 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.89       $ 5.95             0
   01/01/2009 to 12/31/2009...........    $ 5.95       $ 6.80             0
   01/01/2010 to 12/31/2010...........    $ 6.80       $ 8.67             0
   01/01/2011 to 12/31/2011...........    $ 8.67       $ 8.58             0
   01/01/2012 to 12/31/2012...........    $ 8.58       $ 9.48             0
NVIT DEVELOPING MARKETS FUND
   01/01/2003 to 12/31/2003...........        --       $10.88           843
   01/01/2004 to 12/31/2004...........    $10.88       $12.74        25,630
   01/01/2005 to 12/31/2005...........    $12.74       $16.38        67,418
   01/01/2006 to 12/31/2006...........    $16.38       $21.55        61,139
   01/01/2007 to 12/31/2007...........    $21.55       $30.23        65,150
   01/01/2008 to 12/31/2008...........    $30.23       $12.45        49,725
   01/01/2009 to 12/31/2009...........    $12.45       $19.75       409,771
   01/01/2010 to 12/31/2010...........    $19.75       $22.42       289,917
   01/01/2011 to 12/31/2011...........    $22.42       $17.00        78,098
   01/01/2012 to 12/31/2012...........    $17.00       $19.41       107,223
PROFUND VP ASIA 30
   01/01/2003 to 12/31/2003...........        --       $10.43         1,873
   01/01/2004 to 12/31/2004...........    $10.43       $10.14        28,325
   01/01/2005 to 12/31/2005...........    $10.14       $11.84        27,061
   01/01/2006 to 12/31/2006...........    $11.84       $16.12        46,104
   01/01/2007 to 12/31/2007...........    $16.12       $23.28        67,939
   01/01/2008 to 12/31/2008...........    $23.28       $11.19        49,894
   01/01/2009 to 12/31/2009...........    $11.19       $16.87        26,367
   01/01/2010 to 12/31/2010...........    $16.87       $18.78        15,895
   01/01/2011 to 12/31/2011...........    $18.78       $13.40         5,569
   01/01/2012 to 12/31/2012...........    $13.40       $15.13         6,189
PROFUND VP BANKS
   01/01/2004 to 12/31/2004...........        --       $11.58        20,936
   01/01/2005 to 12/31/2005...........    $11.58       $11.30        10,959
   01/01/2006 to 12/31/2006...........    $11.30       $12.75        12,157
   01/01/2007 to 12/31/2007...........    $12.75       $ 9.06         2,021
   01/01/2008 to 12/31/2008...........    $ 9.06       $ 4.70        12,370
   01/01/2009 to 12/31/2009...........    $ 4.70       $ 4.40        87,174
   01/01/2010 to 12/31/2010...........    $ 4.40       $ 4.66        21,120
   01/01/2011 to 12/31/2011...........    $ 4.66       $ 3.34         3,321
   01/01/2012 to 12/31/2012...........    $ 3.34       $ 4.35         8,877
PROFUND VP BASIC MATERIALS
   01/01/2004 to 12/31/2004...........        --       $12.43        15,658
   01/01/2005 to 12/31/2005...........    $12.43       $12.45        43,709
   01/01/2006 to 12/31/2006...........    $12.45       $14.06        22,698
   01/01/2007 to 12/31/2007...........    $14.06       $17.96        19,556
   01/01/2008 to 12/31/2008...........    $17.96       $ 8.53        27,323
   01/01/2009 to 12/31/2009...........    $ 8.53       $13.53       287,243
   01/01/2010 to 12/31/2010...........    $13.53       $17.16       190,747
   01/01/2011 to 12/31/2011...........    $17.16       $14.06        34,489
   01/01/2012 to 12/31/2012...........    $14.06       $14.91        35,265

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BEAR
   01/01/2003 to 12/31/2003...........        --       $ 9.29         7,927
   01/01/2004 to 12/31/2004...........    $ 9.29       $ 8.15        10,709
   01/01/2005 to 12/31/2005...........    $ 8.15       $ 7.86        27,580
   01/01/2006 to 12/31/2006...........    $ 7.86       $ 7.10       128,536
   01/01/2007 to 12/31/2007...........    $ 7.10       $ 6.99       128,086
   01/01/2008 to 12/31/2008...........    $ 6.99       $ 9.55        39,414
   01/01/2009 to 12/31/2009...........    $ 9.55       $ 6.74       216,649
   01/01/2010 to 12/31/2010...........    $ 6.74       $ 5.41       141,359
   01/01/2011 to 12/31/2011...........    $ 5.41       $ 4.82        78,440
   01/01/2012 to 12/31/2012...........    $ 4.82       $ 3.93       129,131
PROFUND VP BULL
   01/01/2003 to 12/31/2003...........        --       $10.58           427
   01/01/2004 to 12/31/2004...........    $10.58       $11.25        31,600
   01/01/2005 to 12/31/2005...........    $11.25       $11.30        65,965
   01/01/2006 to 12/31/2006...........    $11.30       $12.55       113,098
   01/01/2007 to 12/31/2007...........    $12.55       $12.71        65,994
   01/01/2008 to 12/31/2008...........    $12.71       $ 7.74       107,086
   01/01/2009 to 12/31/2009...........    $ 7.74       $ 9.41       193,188
   01/01/2010 to 12/31/2010...........    $ 9.41       $10.35        67,388
   01/01/2011 to 12/31/2011...........    $10.35       $10.12        23,593
   01/01/2012 to 12/31/2012...........    $10.12       $11.27        23,675
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.67         4,737
   01/01/2004 to 12/31/2004...........    $10.67       $11.40         9,175
   01/01/2005 to 12/31/2005...........    $11.40       $11.10         8,502
   01/01/2006 to 12/31/2006...........    $11.10       $12.22         5,595
   01/01/2007 to 12/31/2007...........    $12.22       $12.85        10,373
   01/01/2008 to 12/31/2008...........    $12.85       $ 9.21         3,661
   01/01/2009 to 12/31/2009...........    $ 9.21       $10.94        97,910
   01/01/2010 to 12/31/2010...........    $10.94       $12.55       143,721
   01/01/2011 to 12/31/2011...........    $12.55       $13.12        72,497
   01/01/2012 to 12/31/2012...........    $13.12       $14.22        19,912
PROFUND VP CONSUMER SERVICES
   01/01/2004 to 12/31/2004...........        --       $10.69         2,087
   01/01/2005 to 12/31/2005...........    $10.69       $ 9.96           856
   01/01/2006 to 12/31/2006...........    $ 9.96       $10.91           855
   01/01/2007 to 12/31/2007...........    $10.91       $ 9.78           854
   01/01/2008 to 12/31/2008...........    $ 9.78       $ 6.56        19,124
   01/01/2009 to 12/31/2009...........    $ 6.56       $ 8.39        39,285
   01/01/2010 to 12/31/2010...........    $ 8.39       $ 9.96        84,984
   01/01/2011 to 12/31/2011...........    $ 9.96       $10.27        24,259
   01/01/2012 to 12/31/2012...........    $10.27       $12.25         4,559

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP EUROPE 30
   01/01/2003 to 12/31/2003...........        --       $11.09         3,060
   01/01/2004 to 12/31/2004...........    $11.09       $12.39        17,205
   01/01/2005 to 12/31/2005...........    $12.39       $13.09        19,794
   01/01/2006 to 12/31/2006...........    $13.09       $15.04        37,776
   01/01/2007 to 12/31/2007...........    $15.04       $16.84        35,168
   01/01/2008 to 12/31/2008...........    $16.84       $ 9.22        16,443
   01/01/2009 to 12/31/2009...........    $ 9.22       $11.92        56,609
   01/01/2010 to 12/31/2010...........    $11.92       $11.96        25,208
   01/01/2011 to 12/31/2011...........    $11.96       $10.65         6,306
   01/01/2012 to 12/31/2012...........    $10.65       $12.14        12,720
PROFUND VP FINANCIALS
   01/01/2004 to 12/31/2004...........        --       $11.26        15,974
   01/01/2005 to 12/31/2005...........    $11.26       $11.45        24,234
   01/01/2006 to 12/31/2006...........    $11.45       $13.14        18,864
   01/01/2007 to 12/31/2007...........    $13.14       $10.38        28,975
   01/01/2008 to 12/31/2008...........    $10.38       $ 5.02        11,391
   01/01/2009 to 12/31/2009...........    $ 5.02       $ 5.64        70,455
   01/01/2010 to 12/31/2010...........    $ 5.64       $ 6.12        79,596
   01/01/2011 to 12/31/2011...........    $ 6.12       $ 5.15        22,265
   01/01/2012 to 12/31/2012...........    $ 5.15       $ 6.28        53,853
PROFUND VP HEALTH CARE
   01/01/2004 to 12/31/2004...........        --       $10.65         5,322
   01/01/2005 to 12/31/2005...........    $10.65       $11.04         8,927
   01/01/2006 to 12/31/2006...........    $11.04       $11.36        25,213
   01/01/2007 to 12/31/2007...........    $11.36       $11.83        14,308
   01/01/2008 to 12/31/2008...........    $11.83       $ 8.76        15,300
   01/01/2009 to 12/31/2009...........    $ 8.76       $10.23        83,436
   01/01/2010 to 12/31/2010...........    $10.23       $10.29        47,773
   01/01/2011 to 12/31/2011...........    $10.29       $11.07        25,824
   01/01/2012 to 12/31/2012...........    $11.07       $12.71        27,154
PROFUND VP INDUSTRIALS
   01/01/2004 to 12/31/2004...........        --       $12.08         4,381
   01/01/2005 to 12/31/2005...........    $12.08       $12.10         3,013
   01/01/2006 to 12/31/2006...........    $12.10       $13.20         2,469
   01/01/2007 to 12/31/2007...........    $13.20       $14.42         4,693
   01/01/2008 to 12/31/2008...........    $14.42       $ 8.39         6,570
   01/01/2009 to 12/31/2009...........    $ 8.39       $10.17        28,892
   01/01/2010 to 12/31/2010...........    $10.17       $12.31        39,786
   01/01/2011 to 12/31/2011...........    $12.31       $11.82        44,914
   01/01/2012 to 12/31/2012...........    $11.82       $13.37        67,805

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP JAPAN
   01/01/2004 to 12/31/2004...........        --       $10.35         8,278
   01/01/2005 to 12/31/2005...........    $10.35       $14.35        38,811
   01/01/2006 to 12/31/2006...........    $14.35       $15.55        39,065
   01/01/2007 to 12/31/2007...........    $15.55       $13.68         9,009
   01/01/2008 to 12/31/2008...........    $13.68       $ 7.91        46,920
   01/01/2009 to 12/31/2009...........    $ 7.91       $ 8.53         9,402
   01/01/2010 to 12/31/2010...........    $ 8.53       $ 7.79         9,430
   01/01/2011 to 12/31/2011...........    $ 7.79       $ 6.21         3,365
   01/01/2012 to 12/31/2012...........    $ 6.21       $ 7.46        12,912
PROFUND VP LARGE-CAP GROWTH
   01/01/2004 to 12/31/2004...........        --       $10.37           554
   01/01/2005 to 12/31/2005...........    $10.37       $10.23        22,430
   01/01/2006 to 12/31/2006...........    $10.23       $10.91        57,956
   01/01/2007 to 12/31/2007...........    $10.91       $11.40        49,727
   01/01/2008 to 12/31/2008...........    $11.40       $ 7.19        24,210
   01/01/2009 to 12/31/2009...........    $ 7.19       $ 9.11       462,335
   01/01/2010 to 12/31/2010...........    $ 9.11       $10.08        42,967
   01/01/2011 to 12/31/2011...........    $10.08       $10.16        70,694
   01/01/2012 to 12/31/2012...........    $10.16       $11.20         4,243
PROFUND VP LARGE-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $10.36           554
   01/01/2005 to 12/31/2005...........    $10.36       $10.43        11,553
   01/01/2006 to 12/31/2006...........    $10.43       $12.10        36,084
   01/01/2007 to 12/31/2007...........    $12.10       $11.85        49,947
   01/01/2008 to 12/31/2008...........    $11.85       $ 6.89        32,277
   01/01/2009 to 12/31/2009...........    $ 6.89       $ 8.05       538,603
   01/01/2010 to 12/31/2010...........    $ 8.05       $ 8.89        14,106
   01/01/2011 to 12/31/2011...........    $ 8.89       $ 8.57        45,629
   01/01/2012 to 12/31/2012...........    $ 8.57       $ 9.67        75,425
PROFUND VP MID-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $10.24         3,933
   01/01/2004 to 12/31/2004...........    $10.24       $11.12        21,341
   01/01/2005 to 12/31/2005...........    $11.12       $12.09        34,563
   01/01/2006 to 12/31/2006...........    $12.09       $12.29        24,037
   01/01/2007 to 12/31/2007...........    $12.29       $13.42        20,198
   01/01/2008 to 12/31/2008...........    $13.42       $ 8.03        19,253
   01/01/2009 to 12/31/2009...........    $ 8.03       $10.85        35,155
   01/01/2010 to 12/31/2010...........    $10.85       $13.63       363,968
   01/01/2011 to 12/31/2011...........    $13.63       $12.93        14,890
   01/01/2012 to 12/31/2012...........    $12.93       $14.59        82,062
PROFUND VP MID-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $10.77         3,516
   01/01/2004 to 12/31/2004...........    $10.77       $12.20        39,454
   01/01/2005 to 12/31/2005...........    $12.20       $12.98        35,137
   01/01/2006 to 12/31/2006...........    $12.98       $14.25        33,707
   01/01/2007 to 12/31/2007...........    $14.25       $14.07        49,396
   01/01/2008 to 12/31/2008...........    $14.07       $ 8.76        55,681
   01/01/2009 to 12/31/2009...........    $ 8.76       $11.20       107,295
   01/01/2010 to 12/31/2010...........    $11.20       $13.19        58,649
   01/01/2011 to 12/31/2011...........    $13.19       $12.39       105,563
   01/01/2012 to 12/31/2012...........    $12.39       $14.12       104,327

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP NASDAQ-100
   01/01/2004 to 12/31/2004...........        --       $10.92        28,507
   01/01/2005 to 12/31/2005...........    $10.92       $10.69        74,795
   01/01/2006 to 12/31/2006...........    $10.69       $11.02        22,270
   01/01/2007 to 12/31/2007...........    $11.02       $12.67        39,384
   01/01/2008 to 12/31/2008...........    $12.67       $ 7.12        35,995
   01/01/2009 to 12/31/2009...........    $ 7.12       $10.58        76,174
   01/01/2010 to 12/31/2010...........    $10.58       $12.23        37,417
   01/01/2011 to 12/31/2011...........    $12.23       $12.13        12,206
   01/01/2012 to 12/31/2012...........    $12.13       $13.78         7,936
PROFUND VP OIL & GAS
   01/01/2004 to 12/31/2004...........        --       $13.80        29,672
   01/01/2005 to 12/31/2005...........    $13.80       $17.71        31,117
   01/01/2006 to 12/31/2006...........    $17.71       $20.89        45,074
   01/01/2007 to 12/31/2007...........    $20.89       $27.05        72,208
   01/01/2008 to 12/31/2008...........    $27.05       $16.67        43,174
   01/01/2009 to 12/31/2009...........    $16.67       $18.82        88,952
   01/01/2010 to 12/31/2010...........    $18.82       $21.66        66,859
   01/01/2011 to 12/31/2011...........    $21.66       $21.65        38,693
   01/01/2012 to 12/31/2012...........    $21.65       $21.78        38,369
PROFUND VP PHARMACEUTICALS
   01/01/2004 to 12/31/2004...........        --       $ 9.44         5,382
   01/01/2005 to 12/31/2005...........    $ 9.44       $ 8.87         8,146
   01/01/2006 to 12/31/2006...........    $ 8.87       $ 9.73        14,863
   01/01/2007 to 12/31/2007...........    $ 9.73       $ 9.73         2,626
   01/01/2008 to 12/31/2008...........    $ 9.73       $ 7.66        33,572
   01/01/2009 to 12/31/2009...........    $ 7.66       $ 8.75        53,535
   01/01/2010 to 12/31/2010...........    $ 8.75       $ 8.59         5,412
   01/01/2011 to 12/31/2011...........    $ 8.59       $ 9.75         7,787
   01/01/2012 to 12/31/2012...........    $ 9.75       $10.66         3,042
PROFUND VP PRECIOUS METALS
   01/01/2004 to 12/31/2004...........        --       $10.17        93,541
   01/01/2005 to 12/31/2005...........    $10.17       $12.56        98,463
   01/01/2006 to 12/31/2006...........    $12.56       $13.18       100,916
   01/01/2007 to 12/31/2007...........    $13.18       $15.78       190,655
   01/01/2008 to 12/31/2008...........    $15.78       $10.68       150,615
   01/01/2009 to 12/31/2009...........    $10.68       $14.13       113,280
   01/01/2010 to 12/31/2010...........    $14.13       $18.36       125,495
   01/01/2011 to 12/31/2011...........    $18.36       $14.50        69,676
   01/01/2012 to 12/31/2012...........    $14.50       $12.11        63,838

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP REAL ESTATE
   01/01/2004 to 12/31/2004...........        --       $13.06        22,857
   01/01/2005 to 12/31/2005...........    $13.06       $13.63        11,101
   01/01/2006 to 12/31/2006...........    $13.63       $17.65        12,978
   01/01/2007 to 12/31/2007...........    $17.65       $13.87         8,885
   01/01/2008 to 12/31/2008...........    $13.87       $ 7.96         9,660
   01/01/2009 to 12/31/2009...........    $ 7.96       $ 9.96        43,586
   01/01/2010 to 12/31/2010...........    $ 9.96       $12.14        37,888
   01/01/2011 to 12/31/2011...........    $12.14       $12.43        11,950
   01/01/2012 to 12/31/2012...........    $12.43       $14.23        12,758
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2004 to 12/31/2004...........        --       $ 8.31       219,942
   01/01/2005 to 12/31/2005...........    $ 8.31       $ 7.48       241,713
   01/01/2006 to 12/31/2006...........    $ 7.48       $ 8.05       112,427
   01/01/2007 to 12/31/2007...........    $ 8.05       $ 7.46        67,151
   01/01/2008 to 12/31/2008...........    $ 7.46       $ 4.52        57,625
   01/01/2009 to 12/31/2009...........    $ 4.52       $ 5.85       152,859
   01/01/2010 to 12/31/2010...........    $ 5.85       $ 4.80       209,469
   01/01/2011 to 12/31/2011...........    $ 4.80       $ 2.93        80,708
   01/01/2012 to 12/31/2012...........    $ 2.93       $ 2.67        83,113
PROFUND VP SHORT NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 9.49         7,708
   01/01/2004 to 12/31/2004...........    $ 9.49       $ 8.24             0
   01/01/2005 to 12/31/2005...........    $ 8.24       $ 8.13        48,058
   01/01/2006 to 12/31/2006...........    $ 8.13       $ 7.83       100,168
   01/01/2007 to 12/31/2007...........    $ 7.83       $ 6.77        64,235
   01/01/2008 to 12/31/2008...........    $ 6.77       $ 9.81         1,410
   01/01/2009 to 12/31/2009...........    $ 9.81       $ 5.69        96,881
   01/01/2010 to 12/31/2010...........    $ 5.69       $ 4.38        68,859
   01/01/2011 to 12/31/2011...........    $ 4.38       $ 3.84        40,986
   01/01/2012 to 12/31/2012...........    $ 3.84       $ 3.04        32,737
PROFUND VP SMALL-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $10.44         2,529
   01/01/2004 to 12/31/2004...........    $10.44       $12.23        42,134
   01/01/2005 to 12/31/2005...........    $12.23       $12.85        63,388
   01/01/2006 to 12/31/2006...........    $12.85       $13.65        42,177
   01/01/2007 to 12/31/2007...........    $13.65       $13.88        21,833
   01/01/2008 to 12/31/2008...........    $13.88       $ 8.95        22,429
   01/01/2009 to 12/31/2009...........    $ 8.95       $11.04        58,108
   01/01/2010 to 12/31/2010...........    $11.04       $13.57        74,041
   01/01/2011 to 12/31/2011...........    $13.57       $13.43        18,342
   01/01/2012 to 12/31/2012...........    $13.43       $14.77        15,957
PROFUND VP SMALL-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $10.67         4,223
   01/01/2004 to 12/31/2004...........    $10.67       $12.53        31,732
   01/01/2005 to 12/31/2005...........    $12.53       $12.74        21,091
   01/01/2006 to 12/31/2006...........    $12.74       $14.62        24,783
   01/01/2007 to 12/31/2007...........    $14.62       $13.26        24,467
   01/01/2008 to 12/31/2008...........    $13.26       $ 8.98        25,091
   01/01/2009 to 12/31/2009...........    $ 8.98       $10.57        32,653
   01/01/2010 to 12/31/2010...........    $10.57       $12.62        91,202
   01/01/2011 to 12/31/2011...........    $12.62       $11.83        20,580
   01/01/2012 to 12/31/2012...........    $11.83       $13.43        61,323

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP TELECOMMUNICATIONS
   01/01/2004 to 12/31/2004...........        --       $12.54         4,099
   01/01/2005 to 12/31/2005...........    $12.54       $11.44           482
   01/01/2006 to 12/31/2006...........    $11.44       $15.02        11,713
   01/01/2007 to 12/31/2007...........    $15.02       $15.91         3,844
   01/01/2008 to 12/31/2008...........    $15.91       $10.20        32,436
   01/01/2009 to 12/31/2009...........    $10.20       $10.70        12,742
   01/01/2010 to 12/31/2010...........    $10.70       $12.10        41,695
   01/01/2011 to 12/31/2011...........    $12.10       $12.05         8,234
   01/01/2012 to 12/31/2012...........    $12.05       $13.72        59,339
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2004 to 12/31/2004...........        --       $10.80         4,588
   01/01/2005 to 12/31/2005...........    $10.80       $11.51        48,140
   01/01/2006 to 12/31/2006...........    $11.51       $10.74        17,741
   01/01/2007 to 12/31/2007...........    $10.74       $11.56        15,483
   01/01/2008 to 12/31/2008...........    $11.56       $16.92        41,973
   01/01/2009 to 12/31/2009...........    $16.92       $11.14        54,783
   01/01/2010 to 12/31/2010...........    $11.14       $11.99        15,725
   01/01/2011 to 12/31/2011...........    $11.99       $16.82        15,972
   01/01/2012 to 12/31/2012...........    $16.82       $16.61         4,122
PROFUND VP ULTRAMID-CAP
   01/01/2004 to 12/31/2004...........        --       $13.86        27,449
   01/01/2005 to 12/31/2005...........    $13.86       $15.97        31,080
   01/01/2006 to 12/31/2006...........    $15.97       $17.27        20,470
   01/01/2007 to 12/31/2007...........    $17.27       $17.89        16,036
   01/01/2008 to 12/31/2008...........    $17.89       $ 5.69         8,054
   01/01/2009 to 12/31/2009...........    $ 5.69       $ 9.21       112,783
   01/01/2010 to 12/31/2010...........    $ 9.21       $13.48        90,655
   01/01/2011 to 12/31/2011...........    $13.48       $11.38        14,829
   01/01/2012 to 12/31/2012...........    $11.38       $14.74        10,051
PROFUND VP UTILITIES
   01/01/2004 to 12/31/2004...........        --       $12.51        21,365
   01/01/2005 to 12/31/2005...........    $12.51       $13.82        22,152
   01/01/2006 to 12/31/2006...........    $13.82       $16.11        34,957
   01/01/2007 to 12/31/2007...........    $16.11       $18.24       112,953
   01/01/2008 to 12/31/2008...........    $18.24       $12.35        36,248
   01/01/2009 to 12/31/2009...........    $12.35       $13.37        47,094
   01/01/2010 to 12/31/2010...........    $13.37       $13.85        34,825
   01/01/2011 to 12/31/2011...........    $13.85       $15.91        23,874
   01/01/2012 to 12/31/2012...........    $15.91       $15.57        16,888

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.52         6,604
   01/01/2005 to 12/31/2005...........    $10.52       $11.97        28,433
   01/01/2006 to 12/31/2006...........    $11.97       $14.17        28,194
   01/01/2007 to 12/31/2007...........    $14.17       $16.56        38,253
   01/01/2008 to 12/31/2008...........    $16.56       $ 8.04        14,320
   01/01/2009 to 12/31/2009...........    $ 8.04       $10.78        17,242
   01/01/2010 to 12/31/2010...........    $10.78       $12.02         9,331
   01/01/2011 to 12/31/2011...........    $12.02       $ 9.99         9,860
   01/01/2012 to 12/31/2012...........    $ 9.99       $11.96        21,897
S&P TARGET 24 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.70        11,933
   01/01/2005 to 12/31/2005...........    $10.70       $10.90        31,931
   01/01/2006 to 12/31/2006...........    $10.90       $10.96         9,548
   01/01/2007 to 12/31/2007...........    $10.96       $11.16         8,726
   01/01/2008 to 12/31/2008...........    $11.16       $ 7.86        10,121
   01/01/2009 to 12/31/2009...........    $ 7.86       $ 8.75        92,477
   01/01/2010 to 12/31/2010...........    $ 8.75       $10.20        49,338
   01/01/2011 to 12/31/2011...........    $10.20       $10.82        44,122
   01/01/2012 to 12/31/2012...........    $10.82       $11.58        47,445
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.28        40,194
   01/01/2005 to 12/31/2005...........    $11.28       $11.82        63,365
   01/01/2006 to 12/31/2006...........    $11.82       $12.89        59,186
   01/01/2007 to 12/31/2007...........    $12.89       $13.79        47,941
   01/01/2008 to 12/31/2008...........    $13.79       $ 7.44        24,434
   01/01/2009 to 12/31/2009...........    $ 7.44       $ 8.22        48,802
   01/01/2010 to 12/31/2010...........    $ 8.22       $ 9.57        44,114
   01/01/2011 to 12/31/2011...........    $ 9.57       $ 9.19        26,089
   01/01/2012 to 12/31/2012...........    $ 9.19       $10.16        15,485
THE DOW DART 10 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.44         3,913
   01/01/2005 to 12/31/2005...........    $10.44       $ 9.88         7,887
   01/01/2006 to 12/31/2006...........    $ 9.88       $12.12        20,362
   01/01/2007 to 12/31/2007...........    $12.12       $11.93        12,409
   01/01/2008 to 12/31/2008...........    $11.93       $ 8.33         7,072
   01/01/2009 to 12/31/2009...........    $ 8.33       $ 9.28        16,927
   01/01/2010 to 12/31/2010...........    $ 9.28       $10.59         9,413
   01/01/2011 to 12/31/2011...........    $10.59       $11.16         9,090
   01/01/2012 to 12/31/2012...........    $11.16       $12.08        11,920

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.72        20,831
   01/01/2006 to 12/31/2006...........    $ 9.72       $11.23        34,158
   01/01/2007 to 12/31/2007...........    $11.23       $11.09        26,796
   01/01/2008 to 12/31/2008...........    $11.09       $ 6.45        17,555
   01/01/2009 to 12/31/2009...........    $ 6.45       $ 7.19        49,600
   01/01/2010 to 12/31/2010...........    $ 7.19       $ 8.19        44,803
   01/01/2011 to 12/31/2011...........    $ 8.19       $ 8.49        39,705
   01/01/2012 to 12/31/2012...........    $ 8.49       $ 8.76        26,568
VALUE LINE TARGET 25 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.90       $ 4.53             0
   01/01/2009 to 12/31/2009...........    $ 4.53       $ 4.75             0
   01/01/2010 to 12/31/2010...........    $ 4.75       $ 6.05             0
   01/01/2011 to 12/31/2011...........    $ 6.05       $ 4.46             0
   01/01/2012 to 12/31/2012...........    $ 4.46       $ 5.29             0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2003 to 12/31/2003...........        --       $15.29        15,958
   01/01/2004 to 12/31/2004...........    $15.29       $16.60        14,303
   01/01/2005 to 12/31/2005...........    $16.60       $17.10        14,292
   01/01/2006 to 12/31/2006...........    $17.10       $19.81        19,084
   01/01/2007 to 12/31/2007...........    $19.81       $19.91        12,779
   01/01/2008 to 12/31/2008...........    $19.91       $12.36        14,524
   01/01/2009 to 12/31/2009...........    $12.36       $14.12        21,554
   01/01/2010 to 07/16/2010...........    $14.12       $13.53             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.69       $14.10        42,309
   01/01/2011 to 12/31/2011...........    $14.10       $12.02        16,879
   01/01/2012 to 12/31/2012...........    $12.02       $13.35        17,702
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $13.53       $15.71        29,303
   01/01/2011 to 12/31/2011...........    $15.71       $15.03        22,273
   01/01/2012 to 12/31/2012...........    $15.03       $17.55         7,780
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $10.09       $12.69        26,995
   01/01/2011 to 12/31/2011...........    $12.69       $11.74        37,288
   01/01/2012 to 12/31/2012...........    $11.74       $13.85        17,376
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.21        10,504
   01/01/2011 to 12/31/2011...........    $12.21       $11.42         8,312
   01/01/2012 to 12/31/2012...........    $11.42       $12.07         5,649



* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH HAV, EBP AND GRO PLUS OR WITH ANY ONE COMBO 5%
                 OR HDV AND GRO PLUS OR HD GRO WITH DB (2.40%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.51               0
   01/01/2006 to 12/31/2006...........    $10.51       $11.24               0
   01/01/2007 to 12/31/2007...........    $11.24       $11.54               0
   01/01/2008 to 12/31/2008...........    $11.54       $10.74               0
   01/01/2009 to 12/31/2009...........    $10.74       $12.25               0
   01/01/2010 to 12/31/2010...........    $12.25       $13.92               0
   01/01/2011 to 12/31/2011...........    $13.92       $13.96               0
   01/01/2012 to 12/31/2012...........    $13.96       $15.54               0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01         163,627
   01/01/2006 to 12/31/2006...........    $10.01       $10.92      14,589,935
   01/01/2007 to 12/31/2007...........    $10.92       $11.64      29,251,802
   01/01/2008 to 12/31/2008...........    $11.64       $ 7.74      24,717,771
   01/01/2009 to 12/31/2009...........    $ 7.74       $ 9.40      23,242,083
   01/01/2010 to 12/31/2010...........    $ 9.40       $10.27      21,065,300
   01/01/2011 to 12/31/2011...........    $10.27       $ 9.76      19,513,642
   01/01/2012 to 12/31/2012...........    $ 9.76       $10.72      17,791,558
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.60       6,532,178
   01/01/2007 to 12/31/2007...........    $10.60       $11.32      13,390,877
   01/01/2008 to 12/31/2008...........    $11.32       $ 7.76      12,101,558
   01/01/2009 to 12/31/2009...........    $ 7.76       $ 9.56      10,896,474
   01/01/2010 to 12/31/2010...........    $ 9.56       $10.60      10,192,107
   01/01/2011 to 12/31/2011...........    $10.60       $10.36       9,542,021
   01/01/2012 to 12/31/2012...........    $10.36       $11.49       9,009,323
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.38           4,810
   01/01/2004 to 12/31/2004...........    $12.38       $13.10          22,732
   01/01/2005 to 12/02/2005...........    $13.10       $14.93               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.04           1,041
   01/01/2004 to 12/31/2004...........    $12.04       $12.93           7,165
   01/01/2005 to 12/02/2005...........    $12.93       $14.20               0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.43           4,612
   01/01/2004 to 12/31/2004...........    $12.43       $13.65          25,550
   01/01/2005 to 12/31/2005...........    $13.65       $13.95          46,622
   01/01/2006 to 12/31/2006...........    $13.95       $15.91          69,176
   01/01/2007 to 12/31/2007...........    $15.91       $15.51         102,616
   01/01/2008 to 12/31/2008...........    $15.51       $ 9.87          84,224
   01/01/2009 to 12/31/2009...........    $ 9.87       $11.35         219,916
   01/01/2010 to 12/31/2010...........    $11.35       $12.61         244,755
   01/01/2011 to 12/31/2011...........    $12.61       $12.75         209,194
   01/01/2012 to 05/04/2012...........    $12.75       $13.82               0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02          13,140
   01/01/2006 to 12/31/2006...........    $10.02       $10.81       4,001,767
   01/01/2007 to 12/31/2007...........    $10.81       $11.51       8,342,773
   01/01/2008 to 12/31/2008...........    $11.51       $ 8.01      10,023,046
   01/01/2009 to 12/31/2009...........    $ 8.01       $ 9.64      10,231,854
   01/01/2010 to 12/31/2010...........    $ 9.64       $10.57       9,858,868
   01/01/2011 to 12/31/2011...........    $10.57       $10.19       9,887,331
   01/01/2012 to 12/31/2012...........    $10.19       $11.18       9,627,135
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.12         212,437
   01/01/2012 to 12/31/2012...........    $ 9.12       $ 9.96         422,305
AST BLACKROCK VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.32           4,412
   01/01/2004 to 12/31/2004...........    $12.32       $14.21          16,355
   01/01/2005 to 12/31/2005...........    $14.21       $15.16          24,769
   01/01/2006 to 12/31/2006...........    $15.16       $18.01          64,513
   01/01/2007 to 12/31/2007...........    $18.01       $17.79          82,988
   01/01/2008 to 12/31/2008...........    $17.79       $10.88          39,048
   01/01/2009 to 12/31/2009...........    $10.88       $12.56         115,499
   01/01/2010 to 12/31/2010...........    $12.56       $13.79         117,858
   01/01/2011 to 12/31/2011...........    $13.79       $13.39          96,602
   01/01/2012 to 12/31/2012...........    $13.39       $14.82          91,426
AST BOND PORTFOLIO 2016
   01/01/2010 to 12/31/2010...........    $ 9.60       $10.35             439
   01/01/2011 to 12/31/2011...........    $10.35       $11.07           1,237
   01/01/2012 to 12/31/2012...........    $11.07       $11.26               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.70               0
   01/01/2011 to 12/31/2011...........    $10.70       $11.63           2,278
   01/01/2012 to 12/31/2012...........    $11.63       $11.93           1,487
AST BOND PORTFOLIO 2018
   01/01/2010 to 12/31/2010...........    $ 9.65       $10.48               0
   01/01/2011 to 12/31/2011...........    $10.48       $11.61               0
   01/01/2012 to 12/31/2012...........    $11.61       $11.98               0
AST BOND PORTFOLIO 2019
   01/01/2010 to 12/31/2010...........    $ 9.56       $10.38               0
   01/01/2011 to 12/31/2011...........    $10.38       $11.75               0
   01/01/2012 to 12/31/2012...........    $11.75       $12.14           1,313
AST BOND PORTFOLIO 2020
   01/01/2010 to 12/31/2010...........    $ 9.24       $10.08               0
   01/01/2011 to 12/31/2011...........    $10.08       $11.67               0
   01/01/2012 to 12/31/2012...........    $11.67       $12.11               0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.94               0
   01/01/2011 to 12/31/2011...........    $10.94       $12.85               0
   01/01/2012 to 12/31/2012...........    $12.85       $13.39               0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.95               0
   01/01/2012 to 12/31/2012...........    $11.95       $12.34               0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........    $10.00       $10.34               0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00          16,971
   01/01/2006 to 12/31/2006...........    $10.00       $11.10      20,521,001
   01/01/2007 to 12/31/2007...........    $11.10       $11.88      38,450,981
   01/01/2008 to 12/31/2008...........    $11.88       $ 7.55      31,116,728
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 9.23      29,319,246
   01/01/2010 to 12/31/2010...........    $ 9.23       $10.21      26,379,712
   01/01/2011 to 12/31/2011...........    $10.21       $ 9.73      24,143,441
   01/01/2012 to 12/31/2012...........    $ 9.73       $10.80      22,058,472
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.03          48,233
   01/01/2008 to 12/31/2008...........    $10.03       $ 7.09         629,705
   01/01/2009 to 12/31/2009...........    $ 7.09       $ 8.54         936,708
   01/01/2010 to 12/31/2010...........    $ 8.54       $ 9.33       1,315,758
   01/01/2011 to 12/31/2011...........    $ 9.33       $ 8.94       1,272,160
   01/01/2012 to 12/31/2012...........    $ 8.94       $ 9.62       1,124,944

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.84           8,189
   01/01/2004 to 12/31/2004...........    $13.84       $18.64          17,014
   01/01/2005 to 12/31/2005...........    $18.64       $20.89          49,397
   01/01/2006 to 12/31/2006...........    $20.89       $27.88          84,382
   01/01/2007 to 12/31/2007...........    $27.88       $21.78          61,759
   01/01/2008 to 12/31/2008...........    $21.78       $13.81          17,748
   01/01/2009 to 12/31/2009...........    $13.81       $17.78          39,068
   01/01/2010 to 12/31/2010...........    $17.78       $22.33          33,474
   01/01/2011 to 12/31/2011...........    $22.33       $23.23          25,211
   01/01/2012 to 12/31/2012...........    $23.23       $26.15          23,586
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $14.11             879
   01/01/2004 to 12/31/2004...........    $14.11       $16.81          14,277
   01/01/2005 to 12/31/2005...........    $16.81       $16.61          29,832
   01/01/2006 to 12/31/2006...........    $16.61       $19.44          48,430
   01/01/2007 to 12/31/2007...........    $19.44       $15.60          44,811
   01/01/2008 to 07/18/2008...........    $15.60       $14.23               0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $16.30          20,181
   01/01/2004 to 12/31/2004...........    $16.30       $19.58          95,514
   01/01/2005 to 12/31/2005...........    $19.58       $20.92         227,163
   01/01/2006 to 12/31/2006...........    $20.92       $23.05         272,241
   01/01/2007 to 12/31/2007...........    $23.05       $25.02         337,378
   01/01/2008 to 12/31/2008...........    $25.02       $13.65         211,869
   01/01/2009 to 12/31/2009...........    $13.65       $17.67         264,951
   01/01/2010 to 12/31/2010...........    $17.67       $22.87         224,992
   01/01/2011 to 12/31/2011...........    $22.87       $19.39         164,205
   01/01/2012 to 12/31/2012...........    $19.39       $22.72         147,852
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99          67,117
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 7.10         488,536
   01/01/2009 to 12/31/2009...........    $ 7.10       $ 8.40         570,368
   01/01/2010 to 12/31/2010...........    $ 8.40       $ 9.29         569,836
   01/01/2011 to 12/31/2011...........    $ 9.29       $ 8.84         641,725
   01/01/2012 to 12/31/2012...........    $ 8.84       $ 9.81         709,105
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.52       5,666,822
   01/01/2007 to 12/31/2007...........    $10.52       $11.14      11,614,050
   01/01/2008 to 12/31/2008...........    $11.14       $ 7.12      10,075,618
   01/01/2009 to 12/31/2009...........    $ 7.12       $ 8.61       9,506,956
   01/01/2010 to 12/31/2010...........    $ 8.61       $ 9.61       8,823,667
   01/01/2011 to 12/31/2011...........    $ 9.61       $ 9.24       8,045,017
   01/01/2012 to 12/31/2012...........    $ 9.24       $ 9.98       7,314,299

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.42       6,956,467
   01/01/2007 to 12/31/2007...........    $10.42       $11.33      14,403,062
   01/01/2008 to 12/31/2008...........    $11.33       $ 6.56      12,640,349
   01/01/2009 to 12/31/2009...........    $ 6.56       $ 8.06      11,863,818
   01/01/2010 to 12/31/2010...........    $ 8.06       $ 9.36      10,600,803
   01/01/2011 to 12/31/2011...........    $ 9.36       $ 8.57       9,738,297
   01/01/2012 to 12/31/2012...........    $ 8.57       $ 9.45       9,126,212
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.45         207,524
   01/01/2009 to 11/13/2009...........    $ 7.45       $ 8.27               0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.69       1,021,011
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.17       $ 6.09           2,070
   01/01/2009 to 12/31/2009...........    $ 6.09       $ 8.03           2,045
   01/01/2010 to 12/31/2010...........    $ 8.03       $ 9.42             918
   01/01/2011 to 12/31/2011...........    $ 9.42       $ 8.73             415
   01/01/2012 to 12/31/2012...........    $ 8.73       $10.81           1,054
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.56             242
   01/01/2004 to 12/31/2004...........    $11.56       $11.70          10,426
   01/01/2005 to 12/31/2005...........    $11.70       $11.80          32,085
   01/01/2006 to 12/31/2006...........    $11.80       $12.67          61,298
   01/01/2007 to 12/31/2007...........    $12.67       $14.09          85,237
   01/01/2008 to 12/31/2008...........    $14.09       $ 8.21           1,772
   01/01/2009 to 12/31/2009...........    $ 8.21       $11.98          19,497
   01/01/2010 to 12/31/2010...........    $11.98       $12.89          23,748
   01/01/2011 to 12/31/2011...........    $12.89       $12.09           6,867
   01/01/2012 to 12/31/2012...........    $12.09       $14.13           8,699
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.70          69,435
   01/01/2004 to 12/31/2004...........    $12.70       $13.76         564,502
   01/01/2005 to 12/31/2005...........    $13.76       $14.07       1,367,534
   01/01/2006 to 12/31/2006...........    $14.07       $16.11       1,130,820
   01/01/2007 to 12/31/2007...........    $16.11       $16.52       1,101,906
   01/01/2008 to 12/31/2008...........    $16.52       $ 9.57         401,455
   01/01/2009 to 12/31/2009...........    $ 9.57       $11.13         778,721
   01/01/2010 to 12/31/2010...........    $11.13       $12.26         666,136
   01/01/2011 to 12/31/2011...........    $12.26       $11.31         360,168
   01/01/2012 to 12/31/2012...........    $11.31       $13.20         369,016

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.68         12,201
   01/01/2004 to 12/31/2004...........    $12.68       $14.39        124,672
   01/01/2005 to 12/31/2005...........    $14.39       $14.72        279,700
   01/01/2006 to 12/31/2006...........    $14.72       $15.27        238,489
   01/01/2007 to 12/31/2007...........    $15.27       $17.78        205,076
   01/01/2008 to 12/31/2008...........    $17.78       $10.28         22,556
   01/01/2009 to 12/31/2009...........    $10.28       $15.75         99,043
   01/01/2010 to 12/31/2010...........    $15.75       $18.43         94,647
   01/01/2011 to 12/31/2011...........    $18.43       $17.45         57,000
   01/01/2012 to 12/31/2012...........    $17.45       $20.37         54,654
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $16.29       $16.69            160
   01/01/2006 to 12/31/2006...........    $16.69       $19.10            155
   01/01/2007 to 12/31/2007...........    $19.10       $17.69            178
   01/01/2008 to 12/31/2008...........    $17.69       $12.66             15
   01/01/2009 to 12/31/2009...........    $12.66       $15.68          3,689
   01/01/2010 to 12/31/2010...........    $15.68       $19.40          3,806
   01/01/2011 to 12/31/2011...........    $19.40       $19.18          1,710
   01/01/2012 to 12/31/2012...........    $19.18       $21.66          2,292
AST HIGH YIELD PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.17         28,237
   01/01/2004 to 12/31/2004...........    $12.17       $13.20         54,058
   01/01/2005 to 12/31/2005...........    $13.20       $13.02         79,371
   01/01/2006 to 12/31/2006...........    $13.02       $14.03        134,168
   01/01/2007 to 12/31/2007...........    $14.03       $14.03        189,608
   01/01/2008 to 12/31/2008...........    $14.03       $10.20         62,088
   01/01/2009 to 12/31/2009...........    $10.20       $13.49        128,274
   01/01/2010 to 12/31/2010...........    $13.49       $14.94         75,370
   01/01/2011 to 12/31/2011...........    $14.94       $15.05         52,310
   01/01/2012 to 12/31/2012...........    $15.05       $16.72         40,827
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.16         45,106
   01/01/2008 to 12/31/2008...........    $10.16       $ 7.52        676,506
   01/01/2009 to 12/31/2009...........    $ 7.52       $ 9.05        959,211
   01/01/2010 to 12/31/2010...........    $ 9.05       $ 9.86      1,093,239
   01/01/2011 to 12/31/2011...........    $ 9.86       $ 9.57        807,701
   01/01/2012 to 12/31/2012...........    $ 9.57       $10.29        850,571
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.28         32,626
   01/01/2004 to 12/31/2004...........    $13.28       $15.05        325,809
   01/01/2005 to 12/31/2005...........    $15.05       $17.12        679,350
   01/01/2006 to 12/31/2006...........    $17.12       $20.22        712,804
   01/01/2007 to 12/31/2007...........    $20.22       $23.49        855,005
   01/01/2008 to 12/31/2008...........    $23.49       $11.41        538,783
   01/01/2009 to 12/31/2009...........    $11.41       $15.07        664,878
   01/01/2010 to 12/31/2010...........    $15.07       $16.84        586,157
   01/01/2011 to 12/31/2011...........    $16.84       $14.31        416,752
   01/01/2012 to 12/31/2012...........    $14.31       $16.81        404,569

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.79          1,767
   01/01/2004 to 12/31/2004...........    $12.79       $15.11         16,366
   01/01/2005 to 12/31/2005...........    $15.11       $16.77         38,769
   01/01/2006 to 12/31/2006...........    $16.77       $20.86        275,245
   01/01/2007 to 12/31/2007...........    $20.86       $23.98        491,747
   01/01/2008 to 12/31/2008...........    $23.98       $13.10        460,577
   01/01/2009 to 12/31/2009...........    $13.10       $16.69        440,216
   01/01/2010 to 12/31/2010...........    $16.69       $18.10        396,620
   01/01/2011 to 12/31/2011...........    $18.10       $15.45        332,717
   01/01/2012 to 12/31/2012...........    $15.45       $17.59        327,543
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18          8,617
   01/01/2008 to 12/31/2008...........    $10.18       $ 6.88        165,374
   01/01/2009 to 12/31/2009...........    $ 6.88       $ 8.51        595,656
   01/01/2010 to 12/31/2010...........    $ 8.51       $ 9.46        864,252
   01/01/2011 to 12/31/2011...........    $ 9.46       $ 9.18        807,596
   01/01/2012 to 12/31/2012...........    $ 9.18       $10.17        726,479
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.58          1,169
   01/01/2004 to 12/31/2004...........    $11.58       $12.56          2,849
   01/01/2005 to 12/31/2005...........    $12.56       $13.11         12,494
   01/01/2006 to 12/31/2006...........    $13.11       $14.22         15,434
   01/01/2007 to 12/31/2007...........    $14.22       $14.15      1,711,698
   01/01/2008 to 12/31/2008...........    $14.15       $11.37      4,834,657
   01/01/2009 to 12/31/2009...........    $11.37       $13.55      4,247,479
   01/01/2010 to 12/31/2010...........    $13.55       $14.19      3,365,501
   01/01/2011 to 12/31/2011...........    $14.19       $13.88      2,915,996
   01/01/2012 to 12/31/2012...........    $13.88       $15.00      2,571,414
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.28            936
   01/01/2010 to 12/31/2010...........    $10.28       $11.17         10,740
   01/01/2011 to 12/31/2011...........    $11.17       $10.97              0
   01/01/2012 to 12/31/2012...........    $10.97       $12.34            425
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.29            932
   01/01/2010 to 12/31/2010...........    $10.29       $11.42          1,524
   01/01/2011 to 12/31/2011...........    $11.42       $10.49          1,085
   01/01/2012 to 12/31/2012...........    $10.49       $11.60          1,980

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.68         13,590
   01/01/2004 to 12/31/2004...........    $12.68       $14.49         38,292
   01/01/2005 to 12/31/2005...........    $14.49       $15.70        109,651
   01/01/2006 to 12/31/2006...........    $15.70       $18.82        139,284
   01/01/2007 to 12/31/2007...........    $18.82       $20.10        121,848
   01/01/2008 to 12/31/2008...........    $20.10       $11.50          5,521
   01/01/2009 to 12/31/2009...........    $11.50       $15.25         19,898
   01/01/2010 to 12/31/2010...........    $15.25       $15.95         15,820
   01/01/2011 to 12/31/2011...........    $15.95       $14.15          6,028
   01/01/2012 to 12/31/2012...........    $14.15       $16.83          6,958
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.58            332
   01/01/2004 to 12/31/2004...........    $11.58       $13.05         37,159
   01/01/2005 to 12/31/2005...........    $13.05       $13.56         86,799
   01/01/2006 to 12/31/2006...........    $13.56       $15.68        871,822
   01/01/2007 to 12/31/2007...........    $15.68       $14.84      1,530,351
   01/01/2008 to 12/31/2008...........    $14.84       $ 8.48      1,717,935
   01/01/2009 to 12/31/2009...........    $ 8.48       $ 9.88      1,503,133
   01/01/2010 to 12/31/2010...........    $ 9.88       $10.91      1,340,257
   01/01/2011 to 12/31/2011...........    $10.91       $10.20      1,124,133
   01/01/2012 to 12/31/2012...........    $10.20       $11.64      1,093,570
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.85         28,346
   01/01/2004 to 12/31/2004...........    $11.85       $12.42        155,764
   01/01/2005 to 12/31/2005...........    $12.42       $12.27        465,230
   01/01/2006 to 12/31/2006...........    $12.27       $13.15        414,839
   01/01/2007 to 12/31/2007...........    $13.15       $13.61        285,389
   01/01/2008 to 12/31/2008...........    $13.61       $10.19         22,158
   01/01/2009 to 12/31/2009...........    $10.19       $13.39        101,331
   01/01/2010 to 12/31/2010...........    $13.39       $14.83         84,140
   01/01/2011 to 12/31/2011...........    $14.83       $15.94         32,239
   01/01/2012 to 12/31/2012...........    $15.94       $16.48         31,376
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.23         70,776
   01/01/2004 to 12/31/2004...........    $12.23       $13.80        578,919
   01/01/2005 to 12/31/2005...........    $13.80       $14.39      1,322,888
   01/01/2006 to 12/31/2006...........    $14.39       $15.06      1,850,986
   01/01/2007 to 12/31/2007...........    $15.06       $16.90      2,418,869
   01/01/2008 to 12/31/2008...........    $16.90       $ 9.29      1,680,683
   01/01/2009 to 12/31/2009...........    $ 9.29       $11.77      1,848,746
   01/01/2010 to 12/31/2010...........    $11.77       $13.76      1,586,546
   01/01/2011 to 12/31/2011...........    $13.76       $13.30      1,154,406
   01/01/2012 to 12/31/2012...........    $13.30       $14.58      1,053,397

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.24          6,069
   01/01/2004 to 12/31/2004...........    $12.24       $14.14         26,943
   01/01/2005 to 12/31/2005...........    $14.14       $14.85         56,909
   01/01/2006 to 12/31/2006...........    $14.85       $18.01        101,940
   01/01/2007 to 12/31/2007...........    $18.01       $19.23         68,457
   01/01/2008 to 12/31/2008...........    $19.23       $12.39          2,169
   01/01/2009 to 12/31/2009...........    $12.39       $15.90         11,579
   01/01/2010 to 12/31/2010...........    $15.90       $17.39          9,712
   01/01/2011 to 12/31/2011...........    $17.39       $16.44          3,220
   01/01/2012 to 12/31/2012...........    $16.44       $19.75          3,966
AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.35         10,550
   01/01/2004 to 12/31/2004...........    $11.35       $12.26         52,718
   01/01/2005 to 12/31/2005...........    $12.26       $12.72        212,707
   01/01/2006 to 12/31/2006...........    $12.72       $13.62        200,801
   01/01/2007 to 12/31/2007...........    $13.62       $15.30        170,640
   01/01/2008 to 12/31/2008...........    $15.30       $ 9.51        111,688
   01/01/2009 to 12/31/2009...........    $ 9.51       $11.54        279,229
   01/01/2010 to 12/31/2010...........    $11.54       $12.70        285,023
   01/01/2011 to 12/31/2011...........    $12.70       $12.32        235,259
   01/01/2012 to 12/31/2012...........    $12.32       $14.08        221,153
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........    $10.00       $10.17              0
AST MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.31          1,455
   01/01/2004 to 12/31/2004...........    $13.31       $14.98          8,849
   01/01/2005 to 12/31/2005...........    $14.98       $15.41         18,056
   01/01/2006 to 12/31/2006...........    $15.41       $17.19         19,757
   01/01/2007 to 12/31/2007...........    $17.19       $17.23         28,654
   01/01/2008 to 12/31/2008...........    $17.23       $10.41         62,572
   01/01/2009 to 12/31/2009...........    $10.41       $14.11         69,262
   01/01/2010 to 12/31/2010...........    $14.11       $17.02         63,846
   01/01/2011 to 12/31/2011...........    $17.02       $16.04         60,686
   01/01/2012 to 12/31/2012...........    $16.04       $18.53         59,964
AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $ 9.80        149,705
   01/01/2004 to 12/31/2004...........    $ 9.80       $ 9.65        432,144
   01/01/2005 to 12/31/2005...........    $ 9.65       $ 9.68      1,112,865
   01/01/2006 to 12/31/2006...........    $ 9.68       $ 9.88        777,755
   01/01/2007 to 12/31/2007...........    $ 9.88       $10.11      1,331,062
   01/01/2008 to 12/31/2008...........    $10.11       $10.12      1,352,613
   01/01/2009 to 12/31/2009...........    $10.12       $ 9.90      3,646,303
   01/01/2010 to 12/31/2010...........    $ 9.90       $ 9.66      1,560,180
   01/01/2011 to 12/31/2011...........    $ 9.66       $ 9.43        767,860
   01/01/2012 to 12/31/2012...........    $ 9.43       $ 9.21        829,333

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.27        21,843
   01/01/2004 to 12/31/2004...........    $13.27       $15.91       154,749
   01/01/2005 to 12/31/2005...........    $15.91       $17.40       325,521
   01/01/2006 to 12/31/2006...........    $17.40       $18.81       305,380
   01/01/2007 to 12/31/2007...........    $18.81       $18.93       291,027
   01/01/2008 to 12/31/2008...........    $18.93       $10.67        11,886
   01/01/2009 to 12/31/2009...........    $10.67       $14.65        92,979
   01/01/2010 to 12/31/2010...........    $14.65       $17.65        65,720
   01/01/2011 to 12/31/2011...........    $17.65       $16.79        21,418
   01/01/2012 to 12/31/2012...........    $16.79       $19.20        24,345
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.06             0
   01/01/2012 to 12/31/2012...........    $10.06       $10.29             0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.11         5,407
   01/01/2004 to 12/31/2004...........    $12.11       $13.72        38,051
   01/01/2005 to 12/31/2005...........    $13.72       $15.20       107,424
   01/01/2006 to 12/31/2006...........    $15.20       $16.92       115,940
   01/01/2007 to 12/31/2007...........    $16.92       $20.18       139,590
   01/01/2008 to 12/31/2008...........    $20.18       $11.19        38,578
   01/01/2009 to 12/31/2009...........    $11.19       $14.18        35,488
   01/01/2010 to 12/31/2010...........    $14.18       $17.80        30,731
   01/01/2011 to 12/31/2011...........    $17.80       $17.67        17,416
   01/01/2012 to 12/31/2012...........    $17.67       $19.38        18,751
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.98         3,753
   01/01/2004 to 12/31/2004...........    $13.98       $14.94        18,825
   01/01/2005 to 12/31/2005...........    $14.94       $14.63        28,321
   01/01/2006 to 12/31/2006...........    $14.63       $15.39        30,263
   01/01/2007 to 12/31/2007...........    $15.39       $17.83        33,041
   01/01/2008 to 12/31/2008...........    $17.83       $10.00           256
   01/01/2009 to 12/31/2009...........    $10.00       $11.96         5,812
   01/01/2010 to 12/31/2010...........    $11.96       $14.04         6,543
   01/01/2011 to 04/29/2011...........    $14.04       $15.71             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.27       300,391
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.55             0
   01/01/2009 to 12/31/2009...........    $ 5.55       $ 9.03        10,155
   01/01/2010 to 12/31/2010...........    $ 9.03       $10.77        11,384
   01/01/2011 to 12/31/2011...........    $10.77       $ 8.38         1,218
   01/01/2012 to 12/31/2012...........    $ 8.38       $ 9.65         2,114

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.16          35,430
   01/01/2004 to 12/31/2004...........    $10.16       $10.12         301,108
   01/01/2005 to 12/31/2005...........    $10.12       $10.04       1,095,565
   01/01/2006 to 12/31/2006...........    $10.04       $10.17       1,341,592
   01/01/2007 to 12/31/2007...........    $10.17       $10.60       1,570,063
   01/01/2008 to 12/31/2008...........    $10.60       $10.46         592,710
   01/01/2009 to 12/31/2009...........    $10.46       $11.26         669,201
   01/01/2010 to 12/31/2010...........    $11.26       $11.41         651,501
   01/01/2011 to 12/31/2011...........    $11.41       $11.39         501,665
   01/01/2012 to 12/31/2012...........    $11.39       $11.64         511,927
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $10.45         119,982
   01/01/2004 to 12/31/2004...........    $10.45       $10.70         476,033
   01/01/2005 to 12/31/2005...........    $10.70       $10.71         420,795
   01/01/2006 to 12/31/2006...........    $10.71       $10.84       2,181,127
   01/01/2007 to 12/31/2007...........    $10.84       $11.46       3,832,171
   01/01/2008 to 12/31/2008...........    $11.46       $10.93       2,193,275
   01/01/2009 to 12/31/2009...........    $10.93       $12.43       2,317,678
   01/01/2010 to 12/31/2010...........    $12.43       $13.07       2,549,857
   01/01/2011 to 12/31/2011...........    $13.07       $13.16       2,303,948
   01/01/2012 to 12/31/2012...........    $13.16       $14.04       2,297,207
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03               0
   01/01/2006 to 12/31/2006...........    $10.03       $10.57       1,499,884
   01/01/2007 to 12/31/2007...........    $10.57       $11.22       3,925,955
   01/01/2008 to 12/31/2008...........    $11.22       $ 8.81      10,704,894
   01/01/2009 to 12/31/2009...........    $ 8.81       $10.33      11,458,452
   01/01/2010 to 12/31/2010...........    $10.33       $11.14      11,581,634
   01/01/2011 to 12/31/2011...........    $11.14       $10.98      12,118,723
   01/01/2012 to 12/31/2012...........    $10.98       $11.83      11,679,502
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.06               0
   01/01/2012 to 12/31/2012...........    $10.06       $10.51               0
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.18           4,899
   01/01/2004 to 12/31/2004...........    $12.18       $13.08           9,296
   01/01/2005 to 12/31/2005...........    $13.08       $13.22          42,373
   01/01/2006 to 12/31/2006...........    $13.22       $14.52          60,178
   01/01/2007 to 12/31/2007...........    $14.52       $14.47          58,887
   01/01/2008 to 12/31/2008...........    $14.47       $ 8.65           7,873
   01/01/2009 to 12/31/2009...........    $ 8.65       $10.29           6,348
   01/01/2010 to 12/31/2010...........    $10.29       $11.55           5,969
   01/01/2011 to 12/31/2011...........    $11.55       $11.67           2,015
   01/01/2012 to 12/31/2012...........    $11.67       $13.53           2,345
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.85           4,231
   01/01/2012 to 12/31/2012...........    $ 8.85       $ 9.78          24,037

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.50         57,289
   01/01/2008 to 12/31/2008...........    $11.50       $ 7.27        427,045
   01/01/2009 to 12/31/2009...........    $ 7.27       $ 9.00        482,595
   01/01/2010 to 12/31/2010...........    $ 9.00       $10.04        695,176
   01/01/2011 to 12/31/2011...........    $10.04       $ 9.57        932,711
   01/01/2012 to 12/31/2012...........    $ 9.57       $10.82        996,017
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.56         11,783
   01/01/2004 to 12/31/2004...........    $11.56       $12.29         18,231
   01/01/2005 to 12/31/2005...........    $12.29       $12.55         42,898
   01/01/2006 to 12/31/2006...........    $12.55       $13.44         18,651
   01/01/2007 to 12/31/2007...........    $13.44       $14.28        381,348
   01/01/2008 to 12/31/2008...........    $14.28       $ 9.73        527,840
   01/01/2009 to 12/31/2009...........    $ 9.73       $12.10      1,045,343
   01/01/2010 to 12/31/2010...........    $12.10       $13.21      1,513,523
   01/01/2011 to 12/31/2011...........    $13.21       $12.45      1,526,986
   01/01/2012 to 12/31/2012...........    $12.45       $13.51      1,350,101
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.43          4,691
   01/01/2004 to 12/31/2004...........    $13.43       $12.19         23,253
   01/01/2005 to 12/31/2005...........    $12.19       $12.08         34,896
   01/01/2006 to 12/31/2006...........    $12.08       $13.28        184,362
   01/01/2007 to 12/31/2007...........    $13.28       $13.88        319,309
   01/01/2008 to 12/31/2008...........    $13.88       $ 8.81        286,461
   01/01/2009 to 12/31/2009...........    $ 8.81       $11.51        249,236
   01/01/2010 to 12/31/2010...........    $11.51       $15.33        203,569
   01/01/2011 to 12/31/2011...........    $15.33       $14.81        159,446
   01/01/2012 to 12/31/2012...........    $14.81       $16.22        132,112
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.35         34,978
   01/01/2004 to 12/31/2004...........    $13.35       $15.17        166,852
   01/01/2005 to 12/31/2005...........    $15.17       $15.80        417,154
   01/01/2006 to 12/31/2006...........    $15.80       $18.51        522,079
   01/01/2007 to 12/31/2007...........    $18.51       $17.05        695,175
   01/01/2008 to 12/31/2008...........    $17.05       $11.69        443,446
   01/01/2009 to 12/31/2009...........    $11.69       $14.49        510,077
   01/01/2010 to 12/31/2010...........    $14.49       $17.82        437,771
   01/01/2011 to 12/31/2011...........    $17.82       $16.36        325,297
   01/01/2012 to 12/31/2012...........    $16.36       $18.86        301,905

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.05         31,706
   01/01/2004 to 12/31/2004...........    $12.05       $13.08         46,336
   01/01/2005 to 12/31/2005...........    $13.08       $13.36         75,063
   01/01/2006 to 12/31/2006...........    $13.36       $14.67        220,578
   01/01/2007 to 12/31/2007...........    $14.67       $15.22      3,446,067
   01/01/2008 to 12/31/2008...........    $15.22       $11.00      3,892,435
   01/01/2009 to 12/31/2009...........    $11.00       $13.33      3,870,357
   01/01/2010 to 12/31/2010...........    $13.33       $14.51      3,849,263
   01/01/2011 to 12/31/2011...........    $14.51       $14.44      3,584,247
   01/01/2012 to 12/31/2012...........    $14.44       $16.00      3,557,865
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $12.62         10,893
   01/01/2004 to 12/31/2004...........    $12.62       $14.03         49,912
   01/01/2005 to 12/31/2005...........    $14.03       $14.45         88,839
   01/01/2006 to 12/31/2006...........    $14.45       $17.11        733,091
   01/01/2007 to 12/31/2007...........    $17.11       $16.10      1,285,924
   01/01/2008 to 12/31/2008...........    $16.10       $ 9.13      1,259,992
   01/01/2009 to 12/31/2009...........    $ 9.13       $11.03      1,133,149
   01/01/2010 to 12/31/2010...........    $11.03       $12.20      1,034,301
   01/01/2011 to 12/31/2011...........    $12.20       $11.71        876,114
   01/01/2012 to 12/31/2012...........    $11.71       $13.40        832,513
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.35         12,591
   01/01/2004 to 12/31/2004...........    $11.35       $12.04        137,089
   01/01/2005 to 12/31/2005...........    $12.04       $11.22        331,045
   01/01/2006 to 12/31/2006...........    $11.22       $11.64        323,151
   01/01/2007 to 12/31/2007...........    $11.64       $12.45        374,975
   01/01/2008 to 12/31/2008...........    $12.45       $11.86          8,768
   01/01/2009 to 12/31/2009...........    $11.86       $12.98         96,586
   01/01/2010 to 12/31/2010...........    $12.98       $13.39         69,359
   01/01/2011 to 12/31/2011...........    $13.39       $13.61         20,025
   01/01/2012 to 12/31/2012...........    $13.61       $13.98         29,496
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $11.27          8,067
   01/01/2004 to 12/31/2004...........    $11.27       $11.63         15,562
   01/01/2005 to 12/31/2005...........    $11.63       $13.22         41,142
   01/01/2006 to 12/31/2006...........    $13.22       $13.63        919,208
   01/01/2007 to 12/31/2007...........    $13.63       $14.40      1,769,228
   01/01/2008 to 12/31/2008...........    $14.40       $ 8.35      1,830,240
   01/01/2009 to 12/31/2009...........    $ 8.35       $12.50      1,633,068
   01/01/2010 to 12/31/2010...........    $12.50       $14.13      1,380,159
   01/01/2011 to 12/31/2011...........    $14.13       $13.56      1,108,753
   01/01/2012 to 12/31/2012...........    $13.56       $15.56        923,522

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2003 to 12/31/2003...........        --       $13.60          1,035
   01/01/2004 to 12/31/2004...........    $13.60       $17.41         37,779
   01/01/2005 to 12/31/2005...........    $17.41       $22.33         78,875
   01/01/2006 to 12/31/2006...........    $22.33       $25.25         93,241
   01/01/2007 to 12/31/2007...........    $25.25       $34.62        107,281
   01/01/2008 to 12/31/2008...........    $34.62       $16.90          1,934
   01/01/2009 to 12/31/2009...........    $16.90       $24.63         17,307
   01/01/2010 to 12/31/2010...........    $24.63       $28.96         12,201
   01/01/2011 to 12/31/2011...........    $28.96       $24.05          2,117
   01/01/2012 to 12/31/2012...........    $24.05       $24.32          2,843
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99         25,430
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.28      1,073,254
   01/01/2007 to 12/31/2007...........    $11.28       $12.06      1,617,295
   01/01/2008 to 12/31/2008...........    $12.06       $ 6.79            302
   01/01/2009 to 12/31/2009...........    $ 6.79       $ 8.51        107,578
   01/01/2010 to 12/31/2010...........    $ 8.51       $ 9.52         74,413
   01/01/2011 to 12/31/2011...........    $ 9.52       $ 8.97        167,510
   01/01/2012 to 12/31/2012...........    $ 8.97       $ 9.72        218,841
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.97        509,680
   01/01/2008 to 12/31/2008...........    $ 9.97       $ 9.22      1,371,484
   01/01/2009 to 12/31/2009...........    $ 9.22       $10.05      1,283,759
   01/01/2010 to 12/31/2010...........    $10.05       $10.57        910,184
   01/01/2011 to 12/31/2011...........    $10.57       $10.94        734,492
   01/01/2012 to 12/31/2012...........    $10.94       $11.52        643,785
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.38          8,394
   01/01/2006 to 12/31/2006...........    $11.38       $12.33         16,564
   01/01/2007 to 12/31/2007...........    $12.33       $13.36         21,136
   01/01/2008 to 12/31/2008...........    $13.36       $ 7.68            124
   01/01/2009 to 12/31/2009...........    $ 7.68       $10.47          6,808
   01/01/2010 to 07/16/2010...........    $10.47       $10.21              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003...........        --       $12.71          1,395
   01/01/2004 to 12/31/2004...........    $12.71       $14.78          7,362
   01/01/2005 to 12/31/2005...........    $14.78       $16.74         21,181
   01/01/2006 to 12/31/2006...........    $16.74       $20.12         32,343
   01/01/2007 to 12/31/2007...........    $20.12       $22.58         49,950
   01/01/2008 to 12/31/2008...........    $22.58       $12.89            770
   01/01/2009 to 12/31/2009...........    $12.89       $14.59          8,114
   01/01/2010 to 07/16/2010...........    $14.59       $13.80              0
EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003...........        --       $13.13          1,855
   01/01/2004 to 12/31/2004...........    $13.13       $13.74          3,028
   01/01/2005 to 12/31/2005...........    $13.74       $13.93          4,390
   01/01/2006 to 12/31/2006...........    $13.93       $14.41          6,159
   01/01/2007 to 12/31/2007...........    $14.41       $15.74          5,954
   01/01/2008 to 12/31/2008...........    $15.74       $11.19            381
   01/01/2009 to 12/31/2009...........    $11.19       $15.72          3,291
   01/01/2010 to 07/16/2010...........    $15.72       $14.62              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.21       $ 6.07              0
   01/01/2009 to 12/31/2009...........    $ 6.07       $ 7.63            402
   01/01/2010 to 12/31/2010...........    $ 7.63       $ 8.86          1,055
   01/01/2011 to 12/31/2011...........    $ 8.86       $ 7.71             82
   01/01/2012 to 12/31/2012...........    $ 7.71       $ 8.56             20
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.61        385,586
   01/01/2009 to 12/31/2009...........    $ 6.61       $ 8.39      1,203,098
   01/01/2010 to 12/31/2010...........    $ 8.39       $ 9.03      1,517,010
   01/01/2011 to 12/31/2011...........    $ 9.03       $ 8.66      1,137,637
   01/01/2012 to 09/21/2012...........    $ 8.66       $ 9.65              0
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.79          4,718
   01/01/2005 to 12/31/2005...........    $11.79       $12.68         30,022
   01/01/2006 to 12/31/2006...........    $12.68       $17.13         82,358
   01/01/2007 to 12/31/2007...........    $17.13       $18.95         88,767
   01/01/2008 to 12/31/2008...........    $18.95       $10.58          2,114
   01/01/2009 to 12/31/2009...........    $10.58       $14.57         47,160
   01/01/2010 to 12/31/2010...........    $14.57       $15.60          8,117
   01/01/2011 to 12/31/2011...........    $15.60       $14.09          2,147
   01/01/2012 to 12/31/2012...........    $14.09       $17.23          3,036
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.13            207
   01/01/2012 to 04/27/2012...........    $ 8.13       $ 9.19              0
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.07            641
   01/01/2012 to 12/31/2012...........    $ 9.07       $10.51            349
INVESCO V.I. DYNAMICS FUND - SERIES I
   01/01/2003 to 12/31/2003...........        --       $13.05          3,083
   01/01/2004 to 12/31/2004...........    $13.05       $14.43          4,253
   01/01/2005 to 12/31/2005...........    $14.43       $15.60          5,984
   01/01/2006 to 12/31/2006...........    $15.60       $17.68         13,025
   01/01/2007 to 12/31/2007...........    $17.68       $19.35          8,406
   01/01/2008 to 12/31/2008...........    $19.35       $ 9.81             22
   01/01/2009 to 12/31/2009...........    $ 9.81       $13.63            480
   01/01/2010 to 12/31/2010...........    $13.63       $16.48            451
   01/01/2011 to 04/29/2011...........    $16.48       $18.30              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
   01/01/2003 to 12/31/2003...........        --       $12.54           751
   01/01/2004 to 12/31/2004...........    $12.54       $13.30         8,806
   01/01/2005 to 12/31/2005...........    $13.30       $13.75        17,882
   01/01/2006 to 12/31/2006...........    $13.75       $15.63        20,329
   01/01/2007 to 12/31/2007...........    $15.63       $11.86        18,656
   01/01/2008 to 12/31/2008...........    $11.86       $ 4.69           746
   01/01/2009 to 12/31/2009...........    $ 4.69       $ 5.84         3,783
   01/01/2010 to 12/31/2010...........    $ 5.84       $ 6.29         3,659
   01/01/2011 to 04/29/2011...........    $ 6.29       $ 6.61             0
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
   01/01/2004 to 12/31/2004...........        --       $12.45         5,438
   01/01/2005 to 12/31/2005...........    $12.45       $13.14        26,387
   01/01/2006 to 12/31/2006...........    $13.14       $13.50        30,522
   01/01/2007 to 12/31/2007...........    $13.50       $14.73        32,928
   01/01/2008 to 12/31/2008...........    $14.73       $10.26         1,844
   01/01/2009 to 12/31/2009...........    $10.26       $12.79         8,749
   01/01/2010 to 12/31/2010...........    $12.79       $13.14         4,405
   01/01/2011 to 12/31/2011...........    $13.14       $13.34         2,034
   01/01/2012 to 12/31/2012...........    $13.34       $15.74         2,410
INVESCO V.I. TECHNOLOGY FUND - SERIES I
   06/30/2008* to 12/31/2008..........    $ 9.92       $ 6.19             0
   01/01/2009 to 12/31/2009...........    $ 6.19       $ 9.52             0
   01/01/2010 to 12/31/2010...........    $ 9.52       $11.27             0
   01/01/2011 to 12/31/2011...........    $11.27       $10.44             0
   01/01/2012 to 12/31/2012...........    $10.44       $11.34             0
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
   04/27/2012* to 12/31/2012..........    $10.05       $ 9.72           293
NVIT DEVELOPING MARKETS FUND
   01/01/2003 to 12/31/2003...........        --       $15.47         1,871
   01/01/2004 to 12/31/2004...........    $15.47       $18.09        17,121
   01/01/2005 to 12/31/2005...........    $18.09       $23.22        71,337
   01/01/2006 to 12/31/2006...........    $23.22       $30.50        60,883
   01/01/2007 to 12/31/2007...........    $30.50       $42.72        79,754
   01/01/2008 to 12/31/2008...........    $42.72       $17.57         1,024
   01/01/2009 to 12/31/2009...........    $17.57       $27.82        18,090
   01/01/2010 to 12/31/2010...........    $27.82       $31.53        12,607
   01/01/2011 to 12/31/2011...........    $31.53       $23.88         2,143
   01/01/2012 to 12/31/2012...........    $23.88       $27.22         2,615
PROFUND VP ASIA 30
   01/01/2004 to 12/31/2004...........        --       $15.40         5,612
   01/01/2005 to 12/31/2005...........    $15.40       $17.97        25,189
   01/01/2006 to 12/31/2006...........    $17.97       $24.43        44,724
   01/01/2007 to 12/31/2007...........    $24.43       $35.22        48,755
   01/01/2008 to 12/31/2008...........    $35.22       $16.90           100
   01/01/2009 to 12/31/2009...........    $16.90       $25.44         7,691
   01/01/2010 to 12/31/2010...........    $25.44       $28.29         4,905
   01/01/2011 to 12/31/2011...........    $28.29       $20.15         1,112
   01/01/2012 to 12/31/2012...........    $20.15       $22.71         1,869

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BANKS
   01/01/2003 to 12/31/2003...........        --       $12.79         1,039
   01/01/2004 to 12/31/2004...........    $12.79       $13.95           788
   01/01/2005 to 12/31/2005...........    $13.95       $13.60         1,138
   01/01/2006 to 12/31/2006...........    $13.60       $15.32         8,544
   01/01/2007 to 12/31/2007...........    $15.32       $10.87         8,941
   01/01/2008 to 12/31/2008...........    $10.87       $ 5.63         2,941
   01/01/2009 to 12/31/2009...........    $ 5.63       $ 5.26         1,692
   01/01/2010 to 12/31/2010...........    $ 5.26       $ 5.56         1,666
   01/01/2011 to 12/31/2011...........    $ 5.56       $ 3.98           639
   01/01/2012 to 12/31/2012...........    $ 3.98       $ 5.18             0
PROFUND VP BASIC MATERIALS
   01/01/2004 to 12/31/2004...........        --       $14.28         3,155
   01/01/2005 to 12/31/2005...........    $14.28       $14.27       377,373
   01/01/2006 to 12/31/2006...........    $14.27       $16.09        17,804
   01/01/2007 to 12/31/2007...........    $16.09       $20.52        38,287
   01/01/2008 to 12/31/2008...........    $20.52       $ 9.73         1,810
   01/01/2009 to 12/31/2009...........    $ 9.73       $15.42         6,532
   01/01/2010 to 12/31/2010...........    $15.42       $19.52         6,279
   01/01/2011 to 12/31/2011...........    $19.52       $15.97           840
   01/01/2012 to 12/31/2012...........    $15.97       $16.91         1,503
PROFUND VP BEAR
   01/01/2003 to 12/31/2003...........        --       $ 7.45        13,622
   01/01/2004 to 12/31/2004...........    $ 7.45       $ 6.52        14,578
   01/01/2005 to 12/31/2005...........    $ 6.52       $ 6.28        52,030
   01/01/2006 to 12/31/2006...........    $ 6.28       $ 5.67        29,474
   01/01/2007 to 12/31/2007...........    $ 5.67       $ 5.57        40,820
   01/01/2008 to 12/31/2008...........    $ 5.57       $ 7.60        14,838
   01/01/2009 to 12/31/2009...........    $ 7.60       $ 5.35         8,406
   01/01/2010 to 12/31/2010...........    $ 5.35       $ 4.29         5,076
   01/01/2011 to 12/31/2011...........    $ 4.29       $ 3.82         1,325
   01/01/2012 to 12/31/2012...........    $ 3.82       $ 3.11         2,345
PROFUND VP BULL
   01/01/2003 to 12/31/2003...........        --       $11.94        10,714
   01/01/2004 to 12/31/2004...........    $11.94       $12.68        88,697
   01/01/2005 to 12/31/2005...........    $12.68       $12.72        45,152
   01/01/2006 to 12/31/2006...........    $12.72       $14.11       197,843
   01/01/2007 to 12/31/2007...........    $14.11       $14.26        61,197
   01/01/2008 to 12/31/2008...........    $14.26       $ 8.67        21,941
   01/01/2009 to 12/31/2009...........    $ 8.67       $10.53        32,361
   01/01/2010 to 12/31/2010...........    $10.53       $11.57         6,492
   01/01/2011 to 12/31/2011...........    $11.57       $11.29         9,862
   01/01/2012 to 12/31/2012...........    $11.29       $12.55         2,902

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.20         1,731
   01/01/2005 to 12/31/2005...........    $12.20       $11.86         2,705
   01/01/2006 to 12/31/2006...........    $11.86       $13.04         4,679
   01/01/2007 to 12/31/2007...........    $13.04       $13.69        15,224
   01/01/2008 to 12/31/2008...........    $13.69       $ 9.80           482
   01/01/2009 to 12/31/2009...........    $ 9.80       $11.62         3,564
   01/01/2010 to 12/31/2010...........    $11.62       $13.31         2,156
   01/01/2011 to 12/31/2011...........    $13.31       $13.90           897
   01/01/2012 to 12/31/2012...........    $13.90       $15.03           197
PROFUND VP CONSUMER SERVICES
   01/01/2003 to 12/31/2003...........        --       $11.59         3,817
   01/01/2004 to 12/31/2004...........    $11.59       $12.17         1,211
   01/01/2005 to 12/31/2005...........    $12.17       $11.33           934
   01/01/2006 to 12/31/2006...........    $11.33       $12.38         3,025
   01/01/2007 to 12/31/2007...........    $12.38       $11.09         1,833
   01/01/2008 to 12/31/2008...........    $11.09       $ 7.42           250
   01/01/2009 to 12/31/2009...........    $ 7.42       $ 9.48         1,991
   01/01/2010 to 12/31/2010...........    $ 9.48       $11.23           852
   01/01/2011 to 12/31/2011...........    $11.23       $11.56           229
   01/01/2012 to 12/31/2012...........    $11.56       $13.78             0
PROFUND VP EUROPE 30
   01/01/2004 to 12/31/2004...........        --       $14.64         7,739
   01/01/2005 to 12/31/2005...........    $14.64       $15.45         4,515
   01/01/2006 to 12/31/2006...........    $15.45       $17.72        17,612
   01/01/2007 to 12/31/2007...........    $17.72       $19.81        45,754
   01/01/2008 to 12/31/2008...........    $19.81       $10.83             0
   01/01/2009 to 12/31/2009...........    $10.83       $13.98         4,314
   01/01/2010 to 12/31/2010...........    $13.98       $14.00         3,079
   01/01/2011 to 12/31/2011...........    $14.00       $12.45           550
   01/01/2012 to 12/31/2012...........    $12.45       $14.17           918
PROFUND VP FINANCIALS
   01/01/2004 to 12/31/2004...........        --       $13.33         1,103
   01/01/2005 to 12/31/2005...........    $13.33       $13.53         4,104
   01/01/2006 to 12/31/2006...........    $13.53       $15.50        21,324
   01/01/2007 to 12/31/2007...........    $15.50       $12.24         9,395
   01/01/2008 to 12/31/2008...........    $12.24       $ 5.91            56
   01/01/2009 to 12/31/2009...........    $ 5.91       $ 6.63         1,399
   01/01/2010 to 12/31/2010...........    $ 6.63       $ 7.18             0
   01/01/2011 to 12/31/2011...........    $ 7.18       $ 6.04            23
   01/01/2012 to 12/31/2012...........    $ 6.04       $ 7.35            22

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP HEALTH CARE
   01/01/2003 to 12/31/2003...........        --       $10.99         2,123
   01/01/2004 to 12/31/2004...........    $10.99       $10.98         4,035
   01/01/2005 to 12/31/2005...........    $10.98       $11.36        16,109
   01/01/2006 to 12/31/2006...........    $11.36       $11.67        36,508
   01/01/2007 to 12/31/2007...........    $11.67       $12.14        32,025
   01/01/2008 to 12/31/2008...........    $12.14       $ 8.97         1,571
   01/01/2009 to 12/31/2009...........    $ 8.97       $10.46         3,358
   01/01/2010 to 12/31/2010...........    $10.46       $10.50            60
   01/01/2011 to 12/31/2011...........    $10.50       $11.29           158
   01/01/2012 to 12/31/2012...........    $11.29       $12.93            34
PROFUND VP INDUSTRIALS
   01/01/2004 to 12/31/2004...........        --       $14.12           945
   01/01/2005 to 12/31/2005...........    $14.12       $14.12           664
   01/01/2006 to 12/31/2006...........    $14.12       $15.38         3,032
   01/01/2007 to 12/31/2007...........    $15.38       $16.77         5,387
   01/01/2008 to 12/31/2008...........    $16.77       $ 9.74           201
   01/01/2009 to 12/31/2009...........    $ 9.74       $11.80           151
   01/01/2010 to 12/31/2010...........    $11.80       $14.25           291
   01/01/2011 to 12/31/2011...........    $14.25       $13.66           174
   01/01/2012 to 12/31/2012...........    $13.66       $15.44           251
PROFUND VP JAPAN
   01/01/2004 to 12/31/2004...........        --       $13.26         7,559
   01/01/2005 to 12/31/2005...........    $13.26       $18.35        23,865
   01/01/2006 to 12/31/2006...........    $18.35       $19.85        35,884
   01/01/2007 to 12/31/2007...........    $19.85       $17.43        24,259
   01/01/2008 to 12/31/2008...........    $17.43       $10.07         2,212
   01/01/2009 to 12/31/2009...........    $10.07       $10.84         1,160
   01/01/2010 to 12/31/2010...........    $10.84       $ 9.89         2,165
   01/01/2011 to 12/31/2011...........    $ 9.89       $ 7.86           734
   01/01/2012 to 12/31/2012...........    $ 7.86       $ 9.43         1,029
PROFUND VP LARGE-CAP GROWTH
   01/01/2004 to 12/31/2004...........        --       $10.37            84
   01/01/2005 to 12/31/2005...........    $10.37       $10.21        47,332
   01/01/2006 to 12/31/2006...........    $10.21       $10.87        43,930
   01/01/2007 to 12/31/2007...........    $10.87       $11.35        81,239
   01/01/2008 to 12/31/2008...........    $11.35       $ 7.14           281
   01/01/2009 to 12/31/2009...........    $ 7.14       $ 9.04        21,452
   01/01/2010 to 12/31/2010...........    $ 9.04       $ 9.99        15,418
   01/01/2011 to 12/31/2011...........    $ 9.99       $10.05         9,519
   01/01/2012 to 12/31/2012...........    $10.05       $11.06         5,539
PROFUND VP LARGE-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $10.36            84
   01/01/2005 to 12/31/2005...........    $10.36       $10.42        52,611
   01/01/2006 to 12/31/2006...........    $10.42       $12.07        63,859
   01/01/2007 to 12/31/2007...........    $12.07       $11.79        41,316
   01/01/2008 to 12/31/2008...........    $11.79       $ 6.85         2,493
   01/01/2009 to 12/31/2009...........    $ 6.85       $ 7.99         7,453
   01/01/2010 to 12/31/2010...........    $ 7.99       $ 8.80         1,472
   01/01/2011 to 12/31/2011...........    $ 8.80       $ 8.48           582
   01/01/2012 to 12/31/2012...........    $ 8.48       $ 9.55        14,036

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $12.25         1,274
   01/01/2004 to 12/31/2004...........    $12.25       $13.28         6,489
   01/01/2005 to 12/31/2005...........    $13.28       $14.42        32,799
   01/01/2006 to 12/31/2006...........    $14.42       $14.63        42,481
   01/01/2007 to 12/31/2007...........    $14.63       $15.95        37,386
   01/01/2008 to 12/31/2008...........    $15.95       $ 9.53         1,091
   01/01/2009 to 12/31/2009...........    $ 9.53       $12.86        10,635
   01/01/2010 to 12/31/2010...........    $12.86       $16.12        23,920
   01/01/2011 to 12/31/2011...........    $16.12       $15.28         6,345
   01/01/2012 to 12/31/2012...........    $15.28       $17.21        11,232
PROFUND VP MID-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $13.33           916
   01/01/2004 to 12/31/2004...........    $13.33       $15.08        12,473
   01/01/2005 to 12/31/2005...........    $15.08       $16.02        32,273
   01/01/2006 to 12/31/2006...........    $16.02       $17.56        54,436
   01/01/2007 to 12/31/2007...........    $17.56       $17.30        16,790
   01/01/2008 to 12/31/2008...........    $17.30       $10.76           635
   01/01/2009 to 12/31/2009...........    $10.76       $13.74         4,345
   01/01/2010 to 12/31/2010...........    $13.74       $16.15         1,560
   01/01/2011 to 12/31/2011...........    $16.15       $15.15         5,810
   01/01/2012 to 12/31/2012...........    $15.15       $17.23         7,753
PROFUND VP NASDAQ-100
   01/01/2004 to 12/31/2004...........        --       $14.19        32,376
   01/01/2005 to 12/31/2005...........    $14.19       $13.88         7,108
   01/01/2006 to 12/31/2006...........    $13.88       $14.28        21,352
   01/01/2007 to 12/31/2007...........    $14.28       $16.40        47,836
   01/01/2008 to 12/31/2008...........    $16.40       $ 9.20         1,870
   01/01/2009 to 12/31/2009...........    $ 9.20       $13.65         3,246
   01/01/2010 to 12/31/2010...........    $13.65       $15.76         3,352
   01/01/2011 to 12/31/2011...........    $15.76       $15.60           159
   01/01/2012 to 12/31/2012...........    $15.60       $17.70           187
PROFUND VP OIL & GAS
   01/01/2003 to 12/31/2003...........        --       $12.07         2,434
   01/01/2004 to 12/31/2004...........    $12.07       $15.23        14,353
   01/01/2005 to 12/31/2005...........    $15.23       $19.52        47,094
   01/01/2006 to 12/31/2006...........    $19.52       $22.99       138,252
   01/01/2007 to 12/31/2007...........    $22.99       $29.72        77,955
   01/01/2008 to 12/31/2008...........    $29.72       $18.29         1,586
   01/01/2009 to 12/31/2009...........    $18.29       $20.61        12,708
   01/01/2010 to 12/31/2010...........    $20.61       $23.69         8,409
   01/01/2011 to 12/31/2011...........    $23.69       $23.65         2,152
   01/01/2012 to 12/31/2012...........    $23.65       $23.75         2,511

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP PHARMACEUTICALS
   01/01/2003 to 12/31/2003...........        --       $ 9.91         1,646
   01/01/2004 to 12/31/2004...........    $ 9.91       $ 8.78         3,939
   01/01/2005 to 12/31/2005...........    $ 8.78       $ 8.25         4,239
   01/01/2006 to 12/31/2006...........    $ 8.25       $ 9.03        59,783
   01/01/2007 to 12/31/2007...........    $ 9.03       $ 9.02        13,834
   01/01/2008 to 12/31/2008...........    $ 9.02       $ 7.08         1,858
   01/01/2009 to 12/31/2009...........    $ 7.08       $ 8.08         4,748
   01/01/2010 to 12/31/2010...........    $ 8.08       $ 7.92         1,982
   01/01/2011 to 12/31/2011...........    $ 7.92       $ 8.98         1,297
   01/01/2012 to 12/31/2012...........    $ 8.98       $ 9.81         1,382
PROFUND VP PRECIOUS METALS
   01/01/2003 to 12/31/2003...........        --       $15.35         1,458
   01/01/2004 to 12/31/2004...........    $15.35       $13.49         7,072
   01/01/2005 to 12/31/2005...........    $13.49       $16.64        44,065
   01/01/2006 to 12/31/2006...........    $16.64       $17.43       148,574
   01/01/2007 to 12/31/2007...........    $17.43       $20.83        54,917
   01/01/2008 to 12/31/2008...........    $20.83       $14.08        11,039
   01/01/2009 to 12/31/2009...........    $14.08       $18.59        18,451
   01/01/2010 to 12/31/2010...........    $18.59       $24.12        10,093
   01/01/2011 to 12/31/2011...........    $24.12       $19.02         2,936
   01/01/2012 to 12/31/2012...........    $19.02       $15.86         3,992
PROFUND VP REAL ESTATE
   01/01/2004 to 12/31/2004...........        --       $16.45           629
   01/01/2005 to 12/31/2005...........    $16.45       $17.14        10,494
   01/01/2006 to 12/31/2006...........    $17.14       $22.17        32,136
   01/01/2007 to 12/31/2007...........    $22.17       $17.39        18,608
   01/01/2008 to 12/31/2008...........    $17.39       $ 9.97         1,827
   01/01/2009 to 12/31/2009...........    $ 9.97       $12.45         3,625
   01/01/2010 to 12/31/2010...........    $12.45       $15.15         2,959
   01/01/2011 to 12/31/2011...........    $15.15       $15.49           379
   01/01/2012 to 12/31/2012...........    $15.49       $17.71           511
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2003 to 12/31/2003...........        --       $ 9.07        10,876
   01/01/2004 to 12/31/2004...........    $ 9.07       $ 7.89        52,002
   01/01/2005 to 12/31/2005...........    $ 7.89       $ 7.09       127,133
   01/01/2006 to 12/31/2006...........    $ 7.09       $ 7.62       113,335
   01/01/2007 to 12/31/2007...........    $ 7.62       $ 7.05        81,045
   01/01/2008 to 12/31/2008...........    $ 7.05       $ 4.27        16,755
   01/01/2009 to 12/31/2009...........    $ 4.27       $ 5.51        36,447
   01/01/2010 to 12/31/2010...........    $ 5.51       $ 4.51        31,795
   01/01/2011 to 12/31/2011...........    $ 4.51       $ 2.75        11,480
   01/01/2012 to 12/31/2012...........    $ 2.75       $ 2.50        16,466

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT NASDAQ-100
   01/01/2003 to 12/31/2003...........        --       $ 6.38        16,907
   01/01/2004 to 12/31/2004...........    $ 6.38       $ 5.54        16,306
   01/01/2005 to 12/31/2005...........    $ 5.54       $ 5.45        18,601
   01/01/2006 to 12/31/2006...........    $ 5.45       $ 5.24        12,891
   01/01/2007 to 12/31/2007...........    $ 5.24       $ 4.53        14,100
   01/01/2008 to 12/31/2008...........    $ 4.53       $ 6.55         2,465
   01/01/2009 to 12/31/2009...........    $ 6.55       $ 3.79         1,287
   01/01/2010 to 12/31/2010...........    $ 3.79       $ 2.92         4,075
   01/01/2011 to 12/31/2011...........    $ 2.92       $ 2.55           105
   01/01/2012 to 12/31/2012...........    $ 2.55       $ 2.02           104
PROFUND VP SMALL-CAP GROWTH
   01/01/2003 to 12/31/2003...........        --       $12.98        30,164
   01/01/2004 to 12/31/2004...........    $12.98       $15.17         9,388
   01/01/2005 to 12/31/2005...........    $15.17       $15.93        31,782
   01/01/2006 to 12/31/2006...........    $15.93       $16.89        17,685
   01/01/2007 to 12/31/2007...........    $16.89       $17.15        20,138
   01/01/2008 to 12/31/2008...........    $17.15       $11.04         1,422
   01/01/2009 to 12/31/2009...........    $11.04       $13.60         3,876
   01/01/2010 to 12/31/2010...........    $13.60       $16.69         9,243
   01/01/2011 to 12/31/2011...........    $16.69       $16.50         5,997
   01/01/2012 to 12/31/2012...........    $16.50       $18.11           845
PROFUND VP SMALL-CAP VALUE
   01/01/2003 to 12/31/2003...........        --       $13.33        28,687
   01/01/2004 to 12/31/2004...........    $13.33       $15.63        29,856
   01/01/2005 to 12/31/2005...........    $15.63       $15.86        32,218
   01/01/2006 to 12/31/2006...........    $15.86       $18.18        52,464
   01/01/2007 to 12/31/2007...........    $18.18       $16.46        14,409
   01/01/2008 to 12/31/2008...........    $16.46       $11.14         1,870
   01/01/2009 to 12/31/2009...........    $11.14       $13.09         5,068
   01/01/2010 to 12/31/2010...........    $13.09       $15.60         3,948
   01/01/2011 to 12/31/2011...........    $15.60       $14.60         2,432
   01/01/2012 to 12/31/2012...........    $14.60       $16.55         8,493
PROFUND VP TELECOMMUNICATIONS
   01/01/2004 to 12/31/2004...........        --       $11.31        11,741
   01/01/2005 to 12/31/2005...........    $11.31       $10.30        14,202
   01/01/2006 to 12/31/2006...........    $10.30       $13.50        43,184
   01/01/2007 to 12/31/2007...........    $13.50       $14.28        14,887
   01/01/2008 to 12/31/2008...........    $14.28       $ 9.14         1,935
   01/01/2009 to 12/31/2009...........    $ 9.14       $ 9.58         2,887
   01/01/2010 to 12/31/2010...........    $ 9.58       $10.81         5,873
   01/01/2011 to 12/31/2011...........    $10.81       $10.75           500
   01/01/2012 to 12/31/2012...........    $10.75       $12.22           454
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2004 to 12/31/2004...........        --       $10.23        13,114
   01/01/2005 to 12/31/2005...........    $10.23       $10.89        35,357
   01/01/2006 to 12/31/2006...........    $10.89       $10.14        25,734
   01/01/2007 to 12/31/2007...........    $10.14       $10.90        96,242
   01/01/2008 to 12/31/2008...........    $10.90       $15.93         6,795
   01/01/2009 to 12/31/2009...........    $15.93       $10.48        11,390
   01/01/2010 to 12/31/2010...........    $10.48       $11.26         7,515
   01/01/2011 to 12/31/2011...........    $11.26       $15.77         6,149
   01/01/2012 to 12/31/2012...........    $15.77       $15.54         1,620

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRAMID-CAP
   01/01/2003 to 12/31/2003...........        --       $16.37           557
   01/01/2004 to 12/31/2004...........    $16.37       $20.40         2,161
   01/01/2005 to 12/31/2005...........    $20.40       $23.47        33,020
   01/01/2006 to 12/31/2006...........    $23.47       $25.35         7,780
   01/01/2007 to 12/31/2007...........    $25.35       $26.21        13,702
   01/01/2008 to 12/31/2008...........    $26.21       $ 8.32            48
   01/01/2009 to 12/31/2009...........    $ 8.32       $13.46         4,257
   01/01/2010 to 12/31/2010...........    $13.46       $19.66         4,160
   01/01/2011 to 12/31/2011...........    $19.66       $16.57           195
   01/01/2012 to 12/31/2012...........    $16.57       $21.43         1,575
PROFUND VP UTILITIES
   01/01/2004 to 12/31/2004...........        --       $14.84         7,490
   01/01/2005 to 12/31/2005...........    $14.84       $16.38        12,802
   01/01/2006 to 12/31/2006...........    $16.38       $19.06        25,289
   01/01/2007 to 12/31/2007...........    $19.06       $21.54        63,326
   01/01/2008 to 12/31/2008...........    $21.54       $14.57         2,079
   01/01/2009 to 12/31/2009...........    $14.57       $15.75         4,815
   01/01/2010 to 12/31/2010...........    $15.75       $16.28         4,562
   01/01/2011 to 12/31/2011...........    $16.28       $18.68         2,028
   01/01/2012 to 12/31/2012...........    $18.68       $18.25         2,674
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.52         4,127
   01/01/2005 to 12/31/2005...........    $10.52       $11.95        11,713
   01/01/2006 to 12/31/2006...........    $11.95       $14.12         8,042
   01/01/2007 to 12/31/2007...........    $14.12       $16.48         8,669
   01/01/2008 to 12/31/2008...........    $16.48       $ 7.99           447
   01/01/2009 to 12/31/2009...........    $ 7.99       $10.70         4,454
   01/01/2010 to 12/31/2010...........    $10.70       $11.91         4,767
   01/01/2011 to 12/31/2011...........    $11.91       $ 9.89         1,595
   01/01/2012 to 12/31/2012...........    $ 9.89       $11.81         2,019
S&P TARGET 24 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.69         3,409
   01/01/2005 to 12/31/2005...........    $10.69       $10.87        21,189
   01/01/2006 to 12/31/2006...........    $10.87       $10.92        41,025
   01/01/2007 to 12/31/2007...........    $10.92       $11.10        31,201
   01/01/2008 to 12/31/2008...........    $11.10       $ 7.81         2,170
   01/01/2009 to 12/31/2009...........    $ 7.81       $ 8.67         8,464
   01/01/2010 to 12/31/2010...........    $ 8.67       $10.10         7,288
   01/01/2011 to 12/31/2011...........    $10.10       $10.70         1,371
   01/01/2012 to 12/31/2012...........    $10.70       $11.43         1,202

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.27       217,324
   01/01/2005 to 12/31/2005...........    $11.27       $11.79       168,306
   01/01/2006 to 12/31/2006...........    $11.79       $12.84       181,427
   01/01/2007 to 12/31/2007...........    $12.84       $13.71       155,689
   01/01/2008 to 12/31/2008...........    $13.71       $ 7.38         1,700
   01/01/2009 to 12/31/2009...........    $ 7.38       $ 8.14        21,798
   01/01/2010 to 12/31/2010...........    $ 8.14       $ 9.47        23,739
   01/01/2011 to 12/31/2011...........    $ 9.47       $ 9.09         9,066
   01/01/2012 to 12/31/2012...........    $ 9.09       $10.02         9,538
THE DOW DART 10 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.43        10,531
   01/01/2005 to 12/31/2005...........    $10.43       $ 9.85        16,903
   01/01/2006 to 12/31/2006...........    $ 9.85       $12.07        26,252
   01/01/2007 to 12/31/2007...........    $12.07       $11.86        17,941
   01/01/2008 to 12/31/2008...........    $11.86       $ 8.28         2,319
   01/01/2009 to 12/31/2009...........    $ 8.28       $ 9.20         7,119
   01/01/2010 to 12/31/2010...........    $ 9.20       $10.49         5,821
   01/01/2011 to 12/31/2011...........    $10.49       $11.03         1,782
   01/01/2012 to 12/31/2012...........    $11.03       $11.92         2,327
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.71        86,134
   01/01/2006 to 12/31/2006...........    $ 9.71       $11.20       130,711
   01/01/2007 to 12/31/2007...........    $11.20       $11.05        94,930
   01/01/2008 to 12/31/2008...........    $11.05       $ 6.41         1,940
   01/01/2009 to 12/31/2009...........    $ 6.41       $ 7.14        28,946
   01/01/2010 to 12/31/2010...........    $ 7.14       $ 8.12        28,184
   01/01/2011 to 12/31/2011...........    $ 8.12       $ 8.40         9,909
   01/01/2012 to 12/31/2012...........    $ 8.40       $ 8.66        10,655
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2004 to 12/31/2004...........        --       $13.22           480
   01/01/2005 to 12/31/2005...........    $13.22       $13.59         5,640
   01/01/2006 to 12/31/2006...........    $13.59       $15.73        17,620
   01/01/2007 to 12/31/2007...........    $15.73       $15.78        33,562
   01/01/2008 to 12/31/2008...........    $15.78       $ 9.78           145
   01/01/2009 to 12/31/2009...........    $ 9.78       $11.16           354
   01/01/2010 to 07/16/2010...........    $11.16       $10.68             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $13.82       $16.65         1,791
   01/01/2011 to 12/31/2011...........    $16.65       $14.18           241
   01/01/2012 to 12/31/2012...........    $14.18       $15.73           319
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $10.68       $12.40            93
   01/01/2011 to 12/31/2011...........    $12.40       $11.84             0
   01/01/2012 to 12/31/2012...........    $11.84       $13.81            12

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $14.62       $18.38        2,813
   01/01/2011 to 12/31/2011...........    $18.38       $16.98        1,868
   01/01/2012 to 12/31/2012...........    $16.98       $20.01        2,716
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.21        3,806
   01/01/2011 to 12/31/2011...........    $12.21       $11.40          340
   01/01/2012 to 12/31/2012...........    $11.40       $12.02          541



* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (2.45%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.18      2,443,141
   01/01/2010 to 12/31/2010...........    $12.18       $13.31      3,949,179
   01/01/2011 to 12/31/2011...........    $13.31       $12.64      2,931,866
   01/01/2012 to 12/31/2012...........    $12.64       $13.88      3,095,464
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.38      1,130,101
   01/01/2010 to 12/31/2010...........    $12.38       $13.73      1,701,914
   01/01/2011 to 12/31/2011...........    $13.73       $13.41      1,389,885
   01/01/2012 to 12/31/2012...........    $13.41       $14.87      1,538,380
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.43         61,861
   01/01/2010 to 12/31/2010...........    $12.43       $13.80         95,348
   01/01/2011 to 12/31/2011...........    $13.80       $13.95         87,099
   01/01/2012 to 05/04/2012...........    $13.95       $15.11              0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.01      2,769,807
   01/01/2010 to 12/31/2010...........    $12.01       $13.16      4,171,056
   01/01/2011 to 12/31/2011...........    $13.16       $12.68      3,413,824
   01/01/2012 to 12/31/2012...........    $12.68       $13.91      3,719,137
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.12         54,933
   01/01/2012 to 12/31/2012...........    $ 9.12       $ 9.95        203,036
AST BLACKROCK VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $12.72        115,228
   01/01/2010 to 12/31/2010...........    $12.72       $13.96        165,907
   01/01/2011 to 12/31/2011...........    $13.96       $13.55        153,332
   01/01/2012 to 12/31/2012...........    $13.55       $14.99        135,537

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.28      2,987,900
   01/01/2010 to 12/31/2010...........    $12.28       $13.58      4,481,134
   01/01/2011 to 12/31/2011...........    $13.58       $12.93      3,050,077
   01/01/2012 to 12/31/2012...........    $12.93       $14.34      3,527,961
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $11.91      1,021,494
   01/01/2010 to 12/31/2010...........    $11.91       $13.00      1,695,420
   01/01/2011 to 12/31/2011...........    $13.00       $12.45      1,349,916
   01/01/2012 to 12/31/2012...........    $12.45       $13.39      1,441,120
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.61       $14.47         21,220
   01/01/2010 to 12/31/2010...........    $14.47       $18.17         78,297
   01/01/2011 to 12/31/2011...........    $18.17       $18.89         68,471
   01/01/2012 to 12/31/2012...........    $18.89       $21.26         67,908
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.95         83,923
   01/01/2010 to 12/31/2010...........    $12.95       $16.74         69,225
   01/01/2011 to 12/31/2011...........    $16.74       $14.19        111,609
   01/01/2012 to 12/31/2012...........    $14.19       $16.62        170,989
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $11.94        362,128
   01/01/2010 to 12/31/2010...........    $11.94       $13.20        624,558
   01/01/2011 to 12/31/2011...........    $13.20       $12.56        461,614
   01/01/2012 to 12/31/2012...........    $12.56       $13.92        539,854
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $12.26      1,663,537
   01/01/2010 to 12/31/2010...........    $12.26       $13.68      1,910,950
   01/01/2011 to 12/31/2011...........    $13.68       $13.15      1,598,083
   01/01/2012 to 12/31/2012...........    $13.15       $14.19      1,564,740
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $12.12      2,098,937
   01/01/2010 to 12/31/2010...........    $12.12       $14.08      3,200,820
   01/01/2011 to 12/31/2011...........    $14.08       $12.88      2,085,788
   01/01/2012 to 12/31/2012...........    $12.88       $14.19      2,564,185
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.69      2,622,007
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.86       $13.90         41,621
   01/01/2010 to 12/31/2010...........    $13.90       $16.30         65,621
   01/01/2011 to 12/31/2011...........    $16.30       $15.10         45,601
   01/01/2012 to 12/31/2012...........    $15.10       $18.67         78,607

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $12.81        177,753
   01/01/2010 to 12/31/2010...........    $12.81       $13.78        194,874
   01/01/2011 to 12/31/2011...........    $13.78       $12.91        140,432
   01/01/2012 to 12/31/2012...........    $12.91       $15.08        155,888
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.12       $12.17         75,569
   01/01/2010 to 12/31/2010...........    $12.17       $13.40        137,164
   01/01/2011 to 12/31/2011...........    $13.40       $12.36         91,047
   01/01/2012 to 12/31/2012...........    $12.36       $14.42        112,381
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $13.45        235,589
   01/01/2010 to 12/31/2010...........    $13.45       $15.72        440,042
   01/01/2011 to 12/31/2011...........    $15.72       $14.88        254,658
   01/01/2012 to 12/31/2012...........    $14.88       $17.36        299,390
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.73        112,264
   01/01/2010 to 12/31/2010...........    $12.73       $15.74        244,740
   01/01/2011 to 12/31/2011...........    $15.74       $15.55        171,766
   01/01/2012 to 12/31/2012...........    $15.55       $17.55        213,320
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $12.48         95,606
   01/01/2010 to 12/31/2010...........    $12.48       $13.82        197,331
   01/01/2011 to 12/31/2011...........    $13.82       $13.91        179,178
   01/01/2012 to 12/31/2012...........    $13.91       $15.45        207,566
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.83      1,069,398
   01/01/2010 to 12/31/2010...........    $11.83       $12.88      1,722,014
   01/01/2011 to 12/31/2011...........    $12.88       $12.50      1,508,359
   01/01/2012 to 12/31/2012...........    $12.50       $13.43      1,627,984
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.24         61,190
   01/01/2010 to 12/31/2010...........    $13.24       $14.78        114,002
   01/01/2011 to 12/31/2011...........    $14.78       $12.56         75,035
   01/01/2012 to 12/31/2012...........    $12.56       $14.75         82,693
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.12       $13.07         49,463
   01/01/2010 to 12/31/2010...........    $13.07       $14.16        140,823
   01/01/2011 to 12/31/2011...........    $14.16       $12.08         92,030
   01/01/2012 to 12/31/2012...........    $12.08       $13.75        112,024

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $10.82               0
   01/01/2010 to 12/31/2010...........    $10.82       $11.69          77,776
   01/01/2011 to 12/31/2011...........    $11.69       $12.83      10,513,694
   01/01/2012 to 12/31/2012...........    $12.83       $13.69       4,902,955
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.22         669,427
   01/01/2010 to 12/31/2010...........    $12.22       $13.56       1,219,025
   01/01/2011 to 12/31/2011...........    $13.56       $13.16         707,163
   01/01/2012 to 12/31/2012...........    $13.16       $14.58         740,636
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $11.64       1,382,051
   01/01/2010 to 12/31/2010...........    $11.64       $12.18       1,686,564
   01/01/2011 to 12/31/2011...........    $12.18       $11.91       1,458,362
   01/01/2012 to 12/31/2012...........    $11.91       $12.87       1,451,868
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.28          36,602
   01/01/2010 to 12/31/2010...........    $10.28       $11.16          58,400
   01/01/2011 to 12/31/2011...........    $11.16       $10.96          55,060
   01/01/2012 to 12/31/2012...........    $10.96       $12.32          34,258
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.29           4,588
   01/01/2010 to 12/31/2010...........    $10.29       $11.41         129,178
   01/01/2011 to 12/31/2011...........    $11.41       $10.48          48,689
   01/01/2012 to 12/31/2012...........    $10.48       $11.58          53,432
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.13       $13.55         201,691
   01/01/2010 to 12/31/2010...........    $13.55       $14.17         337,387
   01/01/2011 to 12/31/2011...........    $14.17       $12.56         228,979
   01/01/2012 to 12/31/2012...........    $12.56       $14.93         249,160
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $12.70          46,704
   01/01/2010 to 12/31/2010...........    $12.70       $14.02          58,656
   01/01/2011 to 12/31/2011...........    $14.02       $13.10          41,926
   01/01/2012 to 12/31/2012...........    $13.10       $14.94          39,728
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.05          96,778
   01/01/2010 to 12/31/2010...........    $12.05       $13.33         144,043
   01/01/2011 to 12/31/2011...........    $13.33       $14.33         212,784
   01/01/2012 to 12/31/2012...........    $14.33       $14.81         262,609

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $12.68       132,749
   01/01/2010 to 12/31/2010...........    $12.68       $14.82       244,736
   01/01/2011 to 12/31/2011...........    $14.82       $14.32       174,151
   01/01/2012 to 12/31/2012...........    $14.32       $15.68       164,561
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.07       $13.33        76,212
   01/01/2010 to 12/31/2010...........    $13.33       $14.57       177,654
   01/01/2011 to 12/31/2011...........    $14.57       $13.77       123,927
   01/01/2012 to 12/31/2012...........    $13.77       $16.53       190,240
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.12       137,082
   01/01/2010 to 12/31/2010...........    $12.12       $13.33       212,508
   01/01/2011 to 12/31/2011...........    $13.33       $12.93       145,330
   01/01/2012 to 12/31/2012...........    $12.93       $14.77       150,949
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........    $10.00       $10.17         1,675
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $13.20        75,379
   01/01/2010 to 12/31/2010...........    $13.20       $15.91       137,053
   01/01/2011 to 12/31/2011...........    $15.91       $14.99        95,278
   01/01/2012 to 12/31/2012...........    $14.99       $17.31        99,192
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $ 9.84       534,643
   01/01/2010 to 12/31/2010...........    $ 9.84       $ 9.60       722,156
   01/01/2011 to 12/31/2011...........    $ 9.60       $ 9.37       650,694
   01/01/2012 to 12/31/2012...........    $ 9.37       $ 9.14       709,894
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.13       $13.68        57,122
   01/01/2010 to 12/31/2010...........    $13.68       $16.47       137,131
   01/01/2011 to 12/31/2011...........    $16.47       $15.67        98,601
   01/01/2012 to 12/31/2012...........    $15.67       $17.91        83,761
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.06         4,132
   01/01/2012 to 12/31/2012...........    $10.06       $10.29        34,956

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.33         38,133
   01/01/2010 to 12/31/2010...........    $12.33       $15.48        103,428
   01/01/2011 to 12/31/2011...........    $15.48       $15.35         88,711
   01/01/2012 to 12/31/2012...........    $15.35       $16.83         91,855
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.93       $12.04         49,314
   01/01/2010 to 12/31/2010...........    $12.04       $14.12         97,356
   01/01/2011 to 04/29/2011...........    $14.12       $15.80              0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.27        156,954
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $14.76        143,569
   01/01/2010 to 12/31/2010...........    $14.76       $17.60        322,078
   01/01/2011 to 12/31/2011...........    $17.60       $13.69        188,326
   01/01/2012 to 12/31/2012...........    $13.69       $15.75        238,218
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $10.46        218,191
   01/01/2010 to 12/31/2010...........    $10.46       $10.60        494,017
   01/01/2011 to 12/31/2011...........    $10.60       $10.57        438,828
   01/01/2012 to 12/31/2012...........    $10.57       $10.80        465,625
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $11.02      2,350,903
   01/01/2010 to 12/31/2010...........    $11.02       $11.58      4,777,220
   01/01/2011 to 12/31/2011...........    $11.58       $11.66      3,685,504
   01/01/2012 to 12/31/2012...........    $11.66       $12.43      4,405,066
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.58      3,351,135
   01/01/2010 to 12/31/2010...........    $11.58       $12.49      4,703,974
   01/01/2011 to 12/31/2011...........    $12.49       $12.30      3,873,239
   01/01/2012 to 12/31/2012...........    $12.30       $13.25      4,009,825
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.06              0
   01/01/2012 to 12/31/2012...........    $10.06       $10.51         56,817
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.77         51,864
   01/01/2010 to 12/31/2010...........    $12.77       $14.34         39,095
   01/01/2011 to 12/31/2011...........    $14.34       $14.47         48,752
   01/01/2012 to 12/31/2012...........    $14.47       $16.77        110,789
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.85              0
   01/01/2012 to 12/31/2012...........    $ 8.85       $ 9.77              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $12.31        705,914
   01/01/2010 to 12/31/2010...........    $12.31       $13.73      1,081,022
   01/01/2011 to 12/31/2011...........    $13.73       $13.08        743,125
   01/01/2012 to 12/31/2012...........    $13.08       $14.78      1,157,534
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.08       $12.35      1,364,897
   01/01/2010 to 12/31/2010...........    $12.35       $13.47      2,645,222
   01/01/2011 to 12/31/2011...........    $13.47       $12.70      1,998,748
   01/01/2012 to 12/31/2012...........    $12.70       $13.77      2,075,087
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.01       $13.10         50,705
   01/01/2010 to 12/31/2010...........    $13.10       $17.43        138,778
   01/01/2011 to 12/31/2011...........    $17.43       $16.84        100,627
   01/01/2012 to 12/31/2012...........    $16.84       $18.43         73,529
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.91         36,288
   01/01/2010 to 12/31/2010...........    $12.91       $15.87         74,369
   01/01/2011 to 12/31/2011...........    $15.87       $14.55         47,102
   01/01/2012 to 12/31/2012...........    $14.55       $16.77         57,425
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.04       $12.11      1,411,064
   01/01/2010 to 12/31/2010...........    $12.11       $13.18      2,333,576
   01/01/2011 to 12/31/2011...........    $13.18       $13.11      1,881,784
   01/01/2012 to 12/31/2012...........    $13.11       $14.52      2,087,616
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $12.87         40,037
   01/01/2010 to 12/31/2010...........    $12.87       $14.22         70,046
   01/01/2011 to 12/31/2011...........    $14.22       $13.64         66,528
   01/01/2012 to 12/31/2012...........    $13.64       $15.60         69,317
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.02       $11.08        174,116
   01/01/2010 to 12/31/2010...........    $11.08       $11.43        296,195
   01/01/2011 to 12/31/2011...........    $11.43       $11.61        235,612
   01/01/2012 to 12/31/2012...........    $11.61       $11.91        254,272
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $13.13        183,514
   01/01/2010 to 12/31/2010...........    $13.13       $14.83        316,786
   01/01/2011 to 12/31/2011...........    $14.83       $14.22        215,988
   01/01/2012 to 12/31/2012...........    $14.22       $16.31        278,296

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.30       $13.72        211,036
   01/01/2010 to 12/31/2010...........    $13.72       $16.12        443,457
   01/01/2011 to 12/31/2011...........    $16.12       $13.38        307,537
   01/01/2012 to 12/31/2012...........    $13.38       $13.52        365,723
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $12.73         90,594
   01/01/2010 to 12/31/2010...........    $12.73       $14.24        158,984
   01/01/2011 to 12/31/2011...........    $14.24       $13.41        222,060
   01/01/2012 to 12/31/2012...........    $13.41       $14.52        219,875
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.99       $10.73        406,240
   01/01/2010 to 12/31/2010...........    $10.73       $11.28        671,704
   01/01/2011 to 12/31/2011...........    $11.28       $11.67        540,443
   01/01/2012 to 12/31/2012...........    $11.67       $12.28        666,781
EVERGREEN VA GROWTH FUND
   05/01/2009 to 12/31/2009...........    $10.04       $12.60            488
   01/01/2010 to 07/16/2010...........    $12.60       $12.28              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009...........    $10.05       $12.70          3,875
   01/01/2010 to 07/16/2010...........    $12.70       $12.02              0
EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009...........    $ 9.89       $12.81          1,263
   01/01/2010 to 07/16/2010...........    $12.81       $11.91              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.10       $13.24          5,431
   01/01/2010 to 12/31/2010...........    $13.24       $15.37          9,274
   01/01/2011 to 12/31/2011...........    $15.37       $13.36          9,882
   01/01/2012 to 12/31/2012...........    $13.36       $14.83          4,536
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........    $10.07       $12.79      1,483,963
   01/01/2010 to 12/31/2010...........    $12.79       $13.76      2,473,221
   01/01/2011 to 12/31/2011...........    $13.76       $13.20      1,683,866
   01/01/2012 to 09/21/2012...........    $13.20       $14.70              0
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.06       $14.45          5,565
   01/01/2010 to 12/31/2010...........    $14.45       $15.47         21,660
   01/01/2011 to 12/31/2011...........    $15.47       $13.96         12,912
   01/01/2012 to 12/31/2012...........    $13.96       $17.07         12,120

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVES CO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.12         6,750
   01/01/2012 to 04/27/2012...........    $ 8.12       $ 9.19             0
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.07         2,642
   01/01/2012 to 12/31/2012...........    $ 9.07       $10.51         4,069
INVESCO V.I. DYNAMICS FUND - SERIES I
   05/01/2009 to 12/31/2009...........    $10.04       $13.12             0
   01/01/2010 to 12/31/2010...........    $13.12       $15.84         3,109
   01/01/2011 to 04/29/2011...........    $15.84       $17.60             0
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
   05/01/2009 to 12/31/2009...........    $10.00       $13.96         1,771
   01/01/2010 to 12/31/2010...........    $13.96       $15.02           920
   01/01/2011 to 04/29/2011...........    $15.02       $15.80             0
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.72        10,533
   01/01/2010 to 12/31/2010...........    $12.72       $13.07         9,338
   01/01/2011 to 12/31/2011...........    $13.07       $13.25         8,920
   01/01/2012 to 12/31/2012...........    $13.25       $15.63         8,783
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
   04/27/2012* to 12/31/2012..........    $10.05       $ 9.71             0
NVIT DEVELOPING MARKETS FUND
   05/01/2009 to 12/31/2009...........    $10.12       $14.47         3,343
   01/01/2010 to 12/31/2010...........    $14.47       $16.40        11,395
   01/01/2011 to 12/31/2011...........    $16.40       $12.41        10,071
   01/01/2012 to 12/31/2012...........    $12.41       $14.14         8,181
PROFUND VP ASIA 30
   05/01/2009 to 12/31/2009...........    $10.20       $13.98           888
   01/01/2010 to 12/31/2010...........    $13.98       $15.53         2,422
   01/01/2011 to 12/31/2011...........    $15.53       $11.06         2,758
   01/01/2012 to 12/31/2012...........    $11.06       $12.46         7,208
PROFUND VP BANKS
   05/01/2009 to 12/31/2009...........    $ 9.77       $12.48             0
   01/01/2010 to 12/31/2010...........    $12.48       $13.19             0
   01/01/2011 to 12/31/2011...........    $13.19       $ 9.42             0
   01/01/2012 to 12/31/2012...........    $ 9.42       $12.26             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BASIC MATERIALS
   05/01/2009 to 12/31/2009...........    $10.15       $14.26         2,616
   01/01/2010 to 12/31/2010...........    $14.26       $18.04         3,639
   01/01/2011 to 12/31/2011...........    $18.04       $14.76           818
   01/01/2012 to 12/31/2012...........    $14.76       $15.62           717
PROFUND VP BEAR
   05/01/2009 to 12/31/2009...........    $ 9.94       $ 7.31         4,687
   01/01/2010 to 12/31/2010...........    $ 7.31       $ 5.86         7,366
   01/01/2011 to 12/31/2011...........    $ 5.86       $ 5.21         8,428
   01/01/2012 to 12/31/2012...........    $ 5.21       $ 4.24         7,189
PROFUND VP BULL
   05/01/2009 to 12/31/2009...........    $10.05       $12.64         1,010
   01/01/2010 to 12/31/2010...........    $12.64       $13.88           590
   01/01/2011 to 12/31/2011...........    $13.88       $13.54           541
   01/01/2012 to 12/31/2012...........    $13.54       $15.04           964
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.03       $12.54         1,709
   01/01/2010 to 12/31/2010...........    $12.54       $14.35         9,142
   01/01/2011 to 12/31/2011...........    $14.35       $14.98         8,097
   01/01/2012 to 12/31/2012...........    $14.98       $16.19        16,428
PROFUND VP CONSUMER SERVICES
   05/01/2009 to 12/31/2009...........    $ 9.95       $12.27           666
   01/01/2010 to 12/31/2010...........    $12.27       $14.53         1,666
   01/01/2011 to 12/31/2011...........    $14.53       $14.96           877
   01/01/2012 to 12/31/2012...........    $14.96       $17.82           876
PROFUND VP EUROPE 30
   05/01/2009 to 12/31/2009...........    $10.15       $13.60         2,019
   01/01/2010 to 12/31/2010...........    $13.60       $13.62         2,011
   01/01/2011 to 12/31/2011...........    $13.62       $12.11             0
   01/01/2012 to 12/31/2012...........    $12.11       $13.77         4,550
PROFUND VP FINANCIALS
   05/01/2009 to 12/31/2009...........    $ 9.83       $12.85        47,880
   01/01/2010 to 12/31/2010...........    $12.85       $13.90        43,045
   01/01/2011 to 12/31/2011...........    $13.90       $11.69        22,526
   01/01/2012 to 12/31/2012...........    $11.69       $14.22        26,967
PROFUND VP HEALTH CARE
   05/01/2009 to 12/31/2009...........    $ 9.98       $12.75        18,798
   01/01/2010 to 12/31/2010...........    $12.75       $12.79        33,487
   01/01/2011 to 12/31/2011...........    $12.79       $13.74        47,289
   01/01/2012 to 12/31/2012...........    $13.74       $15.74        53,268

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP INDUSTRIALS
   05/01/2009 to 12/31/2009...........    $10.11       $12.75        28,399
   01/01/2010 to 12/31/2010...........    $12.75       $15.39         6,201
   01/01/2011 to 12/31/2011...........    $15.39       $14.75        14,746
   01/01/2012 to 12/31/2012...........    $14.75       $16.66         5,156
PROFUND VP JAPAN
   05/01/2009 to 12/31/2009...........    $10.22       $11.34             0
   01/01/2010 to 12/31/2010...........    $11.34       $10.34             0
   01/01/2011 to 12/31/2011...........    $10.34       $ 8.21         1,349
   01/01/2012 to 12/31/2012...........    $ 8.21       $ 9.85         7,868
PROFUND VP LARGE-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $10.07       $12.61         1,230
   01/01/2010 to 12/31/2010...........    $12.61       $13.92         3,389
   01/01/2011 to 12/31/2011...........    $13.92       $14.01         2,581
   01/01/2012 to 12/31/2012...........    $14.01       $15.40        10,997
PROFUND VP LARGE-CAP VALUE
   05/01/2009 to 12/31/2009...........    $10.03       $12.67         2,910
   01/01/2010 to 12/31/2010...........    $12.67       $13.95         6,499
   01/01/2011 to 12/31/2011...........    $13.95       $13.43         6,095
   01/01/2012 to 12/31/2012...........    $13.43       $15.13         6,095
PROFUND VP MID-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 9.99       $12.63           216
   01/01/2010 to 12/31/2010...........    $12.63       $15.83         3,970
   01/01/2011 to 12/31/2011...........    $15.83       $14.99        10,146
   01/01/2012 to 12/31/2012...........    $14.99       $16.87         3,830
PROFUND VP MID-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 9.92       $12.73         2,344
   01/01/2010 to 12/31/2010...........    $12.73       $14.96         1,607
   01/01/2011 to 12/31/2011...........    $14.96       $14.02           836
   01/01/2012 to 12/31/2012...........    $14.02       $15.95         1,063
PROFUND VP NASDAQ-100
   05/01/2009 to 12/31/2009...........    $10.01       $13.02           157
   01/01/2010 to 12/31/2010...........    $13.02       $15.02           325
   01/01/2011 to 12/31/2011...........    $15.02       $14.86           141
   01/01/2012 to 12/31/2012...........    $14.86       $16.85           142
PROFUND VP OIL & GAS
   05/01/2009 to 12/31/2009...........    $10.30       $11.90        16,160
   01/01/2010 to 12/31/2010...........    $11.90       $13.67        25,455
   01/01/2011 to 12/31/2011...........    $13.67       $13.64        40,270
   01/01/2012 to 12/31/2012...........    $13.64       $13.69        48,979

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP PHARMACEUTICALS
   05/01/2009 to 12/31/2009...........    $10.02       $13.06             0
   01/01/2010 to 12/31/2010...........    $13.06       $12.80             0
   01/01/2011 to 12/31/2011...........    $12.80       $14.50           654
   01/01/2012 to 12/31/2012...........    $14.50       $15.82           446
PROFUND VP PRECIOUS METALS
   05/01/2009 to 12/31/2009...........    $10.01       $13.65        32,444
   01/01/2010 to 12/31/2010...........    $13.65       $17.70        38,027
   01/01/2011 to 12/31/2011...........    $17.70       $13.95        51,835
   01/01/2012 to 12/31/2012...........    $13.95       $11.62        62,569
PROFUND VP REAL ESTATE
   05/01/2009 to 12/31/2009...........    $ 9.62       $13.99        14,788
   01/01/2010 to 12/31/2010...........    $13.99       $17.02        20,734
   01/01/2011 to 12/31/2011...........    $17.02       $17.39        33,412
   01/01/2012 to 12/31/2012...........    $17.39       $19.88        36,906
PROFUND VP RISING RATES OPPORTUNITY
   05/01/2009 to 12/31/2009...........    $10.11       $10.20        16,679
   01/01/2010 to 12/31/2010...........    $10.20       $ 8.36         9,433
   01/01/2011 to 12/31/2011...........    $ 8.36       $ 5.10         9,365
   01/01/2012 to 12/31/2012...........    $ 5.10       $ 4.63         8,885
PROFUND VP SHORT NASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 9.99       $ 7.08             0
   01/01/2010 to 12/31/2010...........    $ 7.08       $ 5.45             0
   01/01/2011 to 12/31/2011...........    $ 5.45       $ 4.76             0
   01/01/2012 to 12/31/2012...........    $ 4.76       $ 3.77             0
PROFUND VP SMALL-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $10.01       $12.55         4,138
   01/01/2010 to 12/31/2010...........    $12.55       $15.39         5,315
   01/01/2011 to 12/31/2011...........    $15.39       $15.21         4,716
   01/01/2012 to 12/31/2012...........    $15.21       $16.69         4,303
PROFUND VP SMALL-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 9.96       $12.37        11,861
   01/01/2010 to 12/31/2010...........    $12.37       $14.74         3,759
   01/01/2011 to 12/31/2011...........    $14.74       $13.79         2,340
   01/01/2012 to 12/31/2012...........    $13.79       $15.62         2,524
PROFUND VP TELECOMMUNICATIONS
   05/01/2009 to 12/31/2009...........    $10.15       $10.99        12,339
   01/01/2010 to 12/31/2010...........    $10.99       $12.41        24,899
   01/01/2011 to 12/31/2011...........    $12.41       $12.33        45,449
   01/01/2012 to 12/31/2012...........    $12.33       $14.01        48,737

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP U.S. GOVERNMENT PLUS
   05/01/2009 to 12/31/2009...........    $ 9.89       $ 8.88             0
   01/01/2010 to 12/31/2010...........    $ 8.88       $ 9.54         1,233
   01/01/2011 to 12/31/2011...........    $ 9.54       $13.36        15,147
   01/01/2012 to 12/31/2012...........    $13.36       $13.16         1,974
PROFUND VP ULTRAMID-CAP
   05/01/2009 to 12/31/2009...........    $ 9.94       $15.99           465
   01/01/2010 to 12/31/2010...........    $15.99       $23.35        11,384
   01/01/2011 to 12/31/2011...........    $23.35       $19.67        13,805
   01/01/2012 to 12/31/2012...........    $19.67       $25.42         2,053
PROFUND VP UTILITIES
   05/01/2009 to 12/31/2009...........    $10.23       $12.22         2,802
   01/01/2010 to 12/31/2010...........    $12.22       $12.63        19,168
   01/01/2011 to 12/31/2011...........    $12.63       $14.48        16,860
   01/01/2012 to 12/31/2012...........    $14.48       $14.15        19,266
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.37             0
   01/01/2010 to 12/31/2010...........    $13.37       $14.87             0
   01/01/2011 to 12/31/2011...........    $14.87       $12.34             0
   01/01/2012 to 12/31/2012...........    $12.34       $14.74             0
S&P TARGET 24 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $11.98             0
   01/01/2010 to 12/31/2010...........    $11.98       $13.94             0
   01/01/2011 to 12/31/2011...........    $13.94       $14.77             0
   01/01/2012 to 12/31/2012...........    $14.77       $15.76             0
TARGET MANAGED VIP PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.00       $12.27             0
   01/01/2010 to 12/31/2010...........    $12.27       $14.26         2,215
   01/01/2011 to 12/31/2011...........    $14.26       $13.68         2,214
   01/01/2012 to 12/31/2012...........    $13.68       $15.08         2,214
THE DOW DART 10 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.14       $13.27           167
   01/01/2010 to 12/31/2010...........    $13.27       $15.11         1,508
   01/01/2011 to 12/31/2011...........    $15.11       $15.88           870
   01/01/2012 to 12/31/2012...........    $15.88       $17.15         1,464
THE DOW TARGET DIVIDEND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.05       $13.68         8,632
   01/01/2010 to 12/31/2010...........    $13.68       $15.55         3,148
   01/01/2011 to 12/31/2011...........    $15.55       $16.08         3,148
   01/01/2012 to 12/31/2012...........    $16.08       $16.56         3,943

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   05/01/2009 to 12/31/2009...........    $10.09       $12.24        1,322
   01/01/2010 to 07/16/2010...........    $12.24       $11.71            0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.03       $14.49        4,743
   01/01/2011 to 12/31/2011...........    $14.49       $12.33        3,833
   01/01/2012 to 12/31/2012...........    $12.33       $13.67        3,661
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $11.71       $13.60        1,322
   01/01/2011 to 12/31/2011...........    $13.60       $12.98        1,512
   01/01/2012 to 12/31/2012...........    $12.98       $15.12        1,512
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.91       $14.97        6,279
   01/01/2011 to 12/31/2011...........    $14.97       $13.82        5,270
   01/01/2012 to 12/31/2012...........    $13.82       $16.28        5,231
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.20        1,720
   01/01/2011 to 12/31/2011...........    $12.20       $11.39        1,247
   01/01/2012 to 12/31/2012...........    $11.39       $12.01          838



* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH ANY ONE OF HAV OR EBP & LT5 OR GMWB, HAV & EBP OR WITH ANY ONE COMBO 5% OR HDV AND GMWB OR COMBO 5%/HAV AND HD GRO/GRO PLUS 2008 OR HAV, EBP AND HD GRO OR HD GRO 60 BPS AND HAV OR GRO PLUS 2008 60 BPS
                                AND HAV (2.50%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.50               0
   01/01/2006 to 12/31/2006...........    $10.50       $11.22               0
   01/01/2007 to 12/31/2007...........    $11.22       $11.51               0
   01/01/2008 to 12/31/2008...........    $11.51       $10.70               0
   01/01/2009 to 12/31/2009...........    $10.70       $12.19               0
   01/01/2010 to 12/31/2010...........    $12.19       $13.84               0
   01/01/2011 to 12/31/2011...........    $13.84       $13.86               0
   01/01/2012 to 12/31/2012...........    $13.86       $15.42               0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01         769,273
   01/01/2006 to 12/31/2006...........    $10.01       $10.91       7,709,270
   01/01/2007 to 12/31/2007...........    $10.91       $11.61      13,424,715
   01/01/2008 to 12/31/2008...........    $11.61       $ 7.72       9,794,274
   01/01/2009 to 12/31/2009...........    $ 7.72       $ 9.36       9,176,774
   01/01/2010 to 12/31/2010...........    $ 9.36       $10.22       9,120,739
   01/01/2011 to 12/31/2011...........    $10.22       $ 9.70       8,340,337
   01/01/2012 to 12/31/2012...........    $ 9.70       $10.64       7,854,561
AST ADVANCED STRATEGIES PORTFOLIO
   01/01/2006 to 12/31/2006...........    $10.00       $10.59       2,669,191
   01/01/2007 to 12/31/2007...........    $10.59       $11.30       6,685,846
   01/01/2008 to 12/31/2008...........    $11.30       $ 7.74       4,878,104
   01/01/2009 to 12/31/2009...........    $ 7.74       $ 9.52       4,725,412
   01/01/2010 to 12/31/2010...........    $ 9.52       $10.55       4,623,037
   01/01/2011 to 12/31/2011...........    $10.55       $10.30       4,359,824
   01/01/2012 to 12/31/2012...........    $10.30       $11.41       4,314,692
AST ALGER ALL-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.73           6,346
   01/01/2005 to 12/02/2005...........    $10.73       $12.22               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.15          1,191
   01/01/2005 to 12/02/2005...........    $11.15       $12.24              0
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.72          7,406
   01/01/2005 to 12/31/2005...........    $11.72       $11.96         15,334
   01/01/2006 to 12/31/2006...........    $11.96       $13.63          9,301
   01/01/2007 to 12/31/2007...........    $13.63       $13.27         11,829
   01/01/2008 to 12/31/2008...........    $13.27       $ 8.44         13,191
   01/01/2009 to 12/31/2009...........    $ 8.44       $ 9.69         46,726
   01/01/2010 to 12/31/2010...........    $ 9.69       $10.76         84,696
   01/01/2011 to 12/31/2011...........    $10.76       $10.87         74,554
   01/01/2012 to 05/04/2012...........    $10.87       $11.77              0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02         70,575
   01/01/2006 to 12/31/2006...........    $10.02       $10.80      1,746,072
   01/01/2007 to 12/31/2007...........    $10.80       $11.49      4,458,693
   01/01/2008 to 12/31/2008...........    $11.49       $ 7.98      4,321,571
   01/01/2009 to 12/31/2009...........    $ 7.98       $ 9.60      4,400,120
   01/01/2010 to 12/31/2010...........    $ 9.60       $10.51      4,724,825
   01/01/2011 to 12/31/2011...........    $10.51       $10.12      4,223,929
   01/01/2012 to 12/31/2012...........    $10.12       $11.10      4,042,723
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.11        261,629
   01/01/2012 to 12/31/2012...........    $ 9.11       $ 9.94        374,853
AST BLACKROCK VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.25          6,163
   01/01/2005 to 12/31/2005...........    $12.25       $13.06         20,481
   01/01/2006 to 12/31/2006...........    $13.06       $15.50         24,606
   01/01/2007 to 12/31/2007...........    $15.50       $15.29         33,434
   01/01/2008 to 12/31/2008...........    $15.29       $ 9.35         36,417
   01/01/2009 to 12/31/2009...........    $ 9.35       $10.78         41,463
   01/01/2010 to 12/31/2010...........    $10.78       $11.82         59,090
   01/01/2011 to 12/31/2011...........    $11.82       $11.47         41,624
   01/01/2012 to 12/31/2012...........    $11.47       $12.68         43,114
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008..........    $10.00       $11.22        656,950
   01/01/2009 to 12/31/2009...........    $11.22       $10.90        730,606
   01/01/2010 to 12/31/2010...........    $10.90       $11.63        523,261
   01/01/2011 to 12/31/2011...........    $11.63       $12.06        473,027
   01/01/2012 to 12/31/2012...........    $12.06       $12.11        273,008
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.31         93,200
   01/01/2010 to 12/31/2010...........    $ 9.31       $10.04        113,300
   01/01/2011 to 12/31/2011...........    $10.04       $10.73        207,529
   01/01/2012 to 12/31/2012...........    $10.73       $10.90         84,845

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.69         409,544
   01/01/2011 to 12/31/2011...........    $10.69       $11.61       1,362,227
   01/01/2012 to 12/31/2012...........    $11.61       $11.90       1,076,135
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........    $10.00       $11.96         616,319
   01/01/2009 to 12/31/2009...........    $11.96       $10.95         702,534
   01/01/2010 to 12/31/2010...........    $10.95       $11.87         463,157
   01/01/2011 to 12/31/2011...........    $11.87       $13.15       1,874,973
   01/01/2012 to 12/31/2012...........    $13.15       $13.55       1,622,917
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........    $10.00       $12.02         407,383
   01/01/2009 to 12/31/2009...........    $12.02       $10.82         397,542
   01/01/2010 to 12/31/2010...........    $10.82       $11.75         376,845
   01/01/2011 to 12/31/2011...........    $11.75       $13.28         299,580
   01/01/2012 to 12/31/2012...........    $13.28       $13.71         475,183
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.73          26,973
   01/01/2010 to 12/31/2010...........    $ 8.73       $ 9.52         158,180
   01/01/2011 to 12/31/2011...........    $ 9.52       $11.01          30,219
   01/01/2012 to 12/31/2012...........    $11.01       $11.41           7,531
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.93         234,930
   01/01/2011 to 12/31/2011...........    $10.93       $12.82       1,098,426
   01/01/2012 to 12/31/2012...........    $12.82       $13.35         611,783
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.94         643,997
   01/01/2012 to 12/31/2012...........    $11.94       $12.32         881,024
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........    $10.00       $10.32         299,031
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00       1,368,846
   01/01/2006 to 12/31/2006...........    $10.00       $11.08      12,654,379
   01/01/2007 to 12/31/2007...........    $11.08       $11.86      24,127,022
   01/01/2008 to 12/31/2008...........    $11.86       $ 7.52      16,392,108
   01/01/2009 to 12/31/2009...........    $ 7.52       $ 9.19      15,447,384
   01/01/2010 to 12/31/2010...........    $ 9.19       $10.16      15,150,836
   01/01/2011 to 12/31/2011...........    $10.16       $ 9.67      13,177,505
   01/01/2012 to 12/31/2012...........    $ 9.67       $10.72      12,380,743

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.03        31,102
   01/01/2008 to 12/31/2008...........    $10.03       $ 7.08       393,045
   01/01/2009 to 12/31/2009...........    $ 7.08       $ 8.52       507,568
   01/01/2010 to 12/31/2010...........    $ 8.52       $ 9.30       670,563
   01/01/2011 to 12/31/2011...........    $ 9.30       $ 8.90       577,467
   01/01/2012 to 12/31/2012...........    $ 8.90       $ 9.57       574,402
AST COHEN & STEERS REALTY PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $14.07         5,246
   01/01/2005 to 12/31/2005...........    $14.07       $15.76        20,509
   01/01/2006 to 12/31/2006...........    $15.76       $21.01        34,372
   01/01/2007 to 12/31/2007...........    $21.01       $16.40        20,153
   01/01/2008 to 12/31/2008...........    $16.40       $10.38        35,655
   01/01/2009 to 12/31/2009...........    $10.38       $13.36        36,560
   01/01/2010 to 12/31/2010...........    $13.36       $16.76       147,356
   01/01/2011 to 12/31/2011...........    $16.76       $17.42        77,620
   01/01/2012 to 12/31/2012...........    $17.42       $19.59        65,451
AST DEAM SMALL-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.71           634
   01/01/2005 to 12/31/2005...........    $12.71       $12.54        12,111
   01/01/2006 to 12/31/2006...........    $12.54       $14.67        18,719
   01/01/2007 to 12/31/2007...........    $14.67       $11.76        15,122
   01/01/2008 to 07/18/2008...........    $11.76       $10.72             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.64        53,866
   01/01/2005 to 12/31/2005...........    $12.64       $13.49       565,771
   01/01/2006 to 12/31/2006...........    $13.49       $14.85       447,606
   01/01/2007 to 12/31/2007...........    $14.85       $16.10       364,297
   01/01/2008 to 12/31/2008...........    $16.10       $ 8.77       349,875
   01/01/2009 to 12/31/2009...........    $ 8.77       $11.35       309,404
   01/01/2010 to 12/31/2010...........    $11.35       $14.67       247,426
   01/01/2011 to 12/31/2011...........    $14.67       $12.43       239,050
   01/01/2012 to 12/31/2012...........    $12.43       $14.55       204,434
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99        16,587
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 7.09       274,748
   01/01/2009 to 12/31/2009...........    $ 7.09       $ 8.38       281,941
   01/01/2010 to 12/31/2010...........    $ 8.38       $ 9.26       273,744
   01/01/2011 to 12/31/2011...........    $ 9.26       $ 8.81       353,809
   01/01/2012 to 12/31/2012...........    $ 8.81       $ 9.76       327,389

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   01/01/2006 to 12/31/2006...........    $10.00       $10.51      2,141,625
   01/01/2007 to 12/31/2007...........    $10.51       $11.12      5,799,312
   01/01/2008 to 12/31/2008...........    $11.12       $ 7.10      3,578,870
   01/01/2009 to 12/31/2009...........    $ 7.10       $ 8.58      3,629,090
   01/01/2010 to 12/31/2010...........    $ 8.58       $ 9.56      3,796,493
   01/01/2011 to 12/31/2011...........    $ 9.56       $ 9.19      3,237,291
   01/01/2012 to 12/31/2012...........    $ 9.19       $ 9.91      3,165,507
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   01/01/2006 to 12/31/2006...........    $10.00       $10.41      2,720,409
   01/01/2007 to 12/31/2007...........    $10.41       $11.31      8,769,507
   01/01/2008 to 12/31/2008...........    $11.31       $ 6.54      5,699,090
   01/01/2009 to 12/31/2009...........    $ 6.54       $ 8.03      6,627,184
   01/01/2010 to 12/31/2010...........    $ 8.03       $ 9.32      6,678,107
   01/01/2011 to 12/31/2011...........    $ 9.32       $ 8.52      6,108,939
   01/01/2012 to 12/31/2012...........    $ 8.52       $ 9.38      5,754,914
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.44         29,504
   01/01/2009 to 11/13/2009...........    $ 7.44       $ 8.26              0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.69        747,457
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.17       $ 6.09          2,067
   01/01/2009 to 12/31/2009...........    $ 6.09       $ 8.02          9,413
   01/01/2010 to 12/31/2010...........    $ 8.02       $ 9.40         17,776
   01/01/2011 to 12/31/2011...........    $ 9.40       $ 8.70          4,128
   01/01/2012 to 12/31/2012...........    $ 8.70       $10.76          3,972
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.54         12,303
   01/01/2005 to 12/31/2005...........    $10.54       $10.62         11,547
   01/01/2006 to 12/31/2006...........    $10.62       $11.39         16,680
   01/01/2007 to 12/31/2007...........    $11.39       $12.66         23,829
   01/01/2008 to 12/31/2008...........    $12.66       $ 7.37         29,418
   01/01/2009 to 12/31/2009...........    $ 7.37       $10.74         53,678
   01/01/2010 to 12/31/2010...........    $10.74       $11.55         28,717
   01/01/2011 to 12/31/2011...........    $11.55       $10.82          8,260
   01/01/2012 to 12/31/2012...........    $10.82       $12.63          6,999
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.50        228,955
   01/01/2005 to 12/31/2005...........    $11.50       $11.75      2,705,503
   01/01/2006 to 12/31/2006...........    $11.75       $13.43      1,822,699
   01/01/2007 to 12/31/2007...........    $13.43       $13.76      1,543,446
   01/01/2008 to 12/31/2008...........    $13.76       $ 7.96      1,454,713
   01/01/2009 to 12/31/2009...........    $ 7.96       $ 9.25      1,405,920
   01/01/2010 to 12/31/2010...........    $ 9.25       $10.18      1,247,404
   01/01/2011 to 12/31/2011...........    $10.18       $ 9.38      1,058,858
   01/01/2012 to 12/31/2012...........    $ 9.38       $10.94        924,888

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.91         33,665
   01/01/2005 to 12/31/2005...........    $11.91       $12.17        369,860
   01/01/2006 to 12/31/2006...........    $12.17       $12.61        271,316
   01/01/2007 to 12/31/2007...........    $12.61       $14.67        213,414
   01/01/2008 to 12/31/2008...........    $14.67       $ 8.47        183,064
   01/01/2009 to 12/31/2009...........    $ 8.47       $12.97        150,660
   01/01/2010 to 12/31/2010...........    $12.97       $15.15        182,054
   01/01/2011 to 12/31/2011...........    $15.15       $14.34        122,494
   01/01/2012 to 12/31/2012...........    $14.34       $16.72        103,332
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005...........    $12.68       $12.98              0
   01/01/2006 to 12/31/2006...........    $12.98       $14.84              0
   01/01/2007 to 12/31/2007...........    $14.84       $13.73              0
   01/01/2008 to 12/31/2008...........    $13.73       $ 9.82          4,474
   01/01/2009 to 12/31/2009...........    $ 9.82       $12.14          4,041
   01/01/2010 to 12/31/2010...........    $12.14       $15.01         65,600
   01/01/2011 to 12/31/2011...........    $15.01       $14.82         32,212
   01/01/2012 to 12/31/2012...........    $14.82       $16.72         28,369
AST HIGH YIELD PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.24         65,084
   01/01/2005 to 12/31/2005...........    $11.24       $11.09        220,087
   01/01/2006 to 12/31/2006...........    $11.09       $11.93        199,447
   01/01/2007 to 12/31/2007...........    $11.93       $11.92        134,569
   01/01/2008 to 12/31/2008...........    $11.92       $ 8.65         93,825
   01/01/2009 to 12/31/2009...........    $ 8.65       $11.44         46,988
   01/01/2010 to 12/31/2010...........    $11.44       $12.65        120,128
   01/01/2011 to 12/31/2011...........    $12.65       $12.73         97,978
   01/01/2012 to 12/31/2012...........    $12.73       $14.13         77,817
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.16          7,395
   01/01/2008 to 12/31/2008...........    $10.16       $ 7.51        248,327
   01/01/2009 to 12/31/2009...........    $ 7.51       $ 9.03        470,062
   01/01/2010 to 12/31/2010...........    $ 9.03       $ 9.83        499,627
   01/01/2011 to 12/31/2011...........    $ 9.83       $ 9.53        435,315
   01/01/2012 to 12/31/2012...........    $ 9.53       $10.24        477,163
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.94        135,829
   01/01/2005 to 12/31/2005...........    $11.94       $13.57      1,293,920
   01/01/2006 to 12/31/2006...........    $13.57       $16.00        963,415
   01/01/2007 to 12/31/2007...........    $16.00       $18.57        790,932
   01/01/2008 to 12/31/2008...........    $18.57       $ 9.01        833,518
   01/01/2009 to 12/31/2009...........    $ 9.01       $11.89        703,197
   01/01/2010 to 12/31/2010...........    $11.89       $13.27        620,533
   01/01/2011 to 12/31/2011...........    $13.27       $11.27        575,086
   01/01/2012 to 12/31/2012...........    $11.27       $13.22        499,560

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.70          5,736
   01/01/2005 to 12/31/2005...........    $12.70       $14.09         43,459
   01/01/2006 to 12/31/2006...........    $14.09       $17.51        121,348
   01/01/2007 to 12/31/2007...........    $17.51       $20.10        187,309
   01/01/2008 to 12/31/2008...........    $20.10       $10.98        182,276
   01/01/2009 to 12/31/2009...........    $10.98       $13.97        149,754
   01/01/2010 to 12/31/2010...........    $13.97       $15.13        125,806
   01/01/2011 to 12/31/2011...........    $15.13       $12.90        105,132
   01/01/2012 to 12/31/2012...........    $12.90       $14.67        105,231
AST INVESTMENT GRADE BOND PORTFOLIO
   06/30/2008* to 12/31/2008..........    $10.01       $10.89              0
   01/01/2009 to 12/31/2009...........    $10.89       $11.82              0
   01/01/2010 to 12/31/2010...........    $11.82       $12.77              0
   01/01/2011 to 12/31/2011...........    $12.77       $14.00              0
   01/01/2012 to 12/31/2012...........    $14.00       $14.93              0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18          7,338
   01/01/2008 to 12/31/2008...........    $10.18       $ 6.88        169,345
   01/01/2009 to 12/31/2009...........    $ 6.88       $ 8.49        299,075
   01/01/2010 to 12/31/2010...........    $ 8.49       $ 9.42        202,325
   01/01/2011 to 12/31/2011...........    $ 9.42       $ 9.14        303,032
   01/01/2012 to 12/31/2012...........    $ 9.14       $10.12        354,763
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.23          2,193
   01/01/2005 to 12/31/2005...........    $11.23       $11.71          3,071
   01/01/2006 to 12/31/2006...........    $11.71       $12.69         11,174
   01/01/2007 to 12/31/2007...........    $12.69       $12.61      1,325,512
   01/01/2008 to 12/31/2008...........    $12.61       $10.13      2,523,092
   01/01/2009 to 12/31/2009...........    $10.13       $12.05      2,329,093
   01/01/2010 to 12/31/2010...........    $12.05       $12.61      2,092,140
   01/01/2011 to 12/31/2011...........    $12.61       $12.32      1,497,254
   01/01/2012 to 12/31/2012...........    $12.32       $13.30      1,434,244
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.28              0
   01/01/2010 to 12/31/2010...........    $10.28       $11.16          7,798
   01/01/2011 to 12/31/2011...........    $11.16       $10.95          4,016
   01/01/2012 to 12/31/2012...........    $10.95       $12.30          9,916

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.29          3,758
   01/01/2010 to 12/31/2010...........    $10.29       $11.41          4,889
   01/01/2011 to 12/31/2011...........    $11.41       $10.47          6,079
   01/01/2012 to 12/31/2012...........    $10.47       $11.56          5,567
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.32         20,718
   01/01/2005 to 12/31/2005...........    $12.32       $13.34        106,225
   01/01/2006 to 12/31/2006...........    $13.34       $15.97         82,946
   01/01/2007 to 12/31/2007...........    $15.97       $17.04         77,659
   01/01/2008 to 12/31/2008...........    $17.04       $ 9.74         79,562
   01/01/2009 to 12/31/2009...........    $ 9.74       $12.90        122,994
   01/01/2010 to 12/31/2010...........    $12.90       $13.48         76,401
   01/01/2011 to 12/31/2011...........    $13.48       $11.94         46,934
   01/01/2012 to 12/31/2012...........    $11.94       $14.19         42,000
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.75         23,032
   01/01/2005 to 12/31/2005...........    $11.75       $12.19        143,888
   01/01/2006 to 12/31/2006...........    $12.19       $14.08        350,356
   01/01/2007 to 12/31/2007...........    $14.08       $13.32        519,815
   01/01/2008 to 12/31/2008...........    $13.32       $ 7.60        548,258
   01/01/2009 to 12/31/2009...........    $ 7.60       $ 8.85        472,453
   01/01/2010 to 12/31/2010...........    $ 8.85       $ 9.76        410,002
   01/01/2011 to 12/31/2011...........    $ 9.76       $ 9.12        338,670
   01/01/2012 to 12/31/2012...........    $ 9.12       $10.39        315,714
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.88         85,669
   01/01/2005 to 12/31/2005...........    $10.88       $10.73        725,723
   01/01/2006 to 12/31/2006...........    $10.73       $11.49        538,793
   01/01/2007 to 12/31/2007...........    $11.49       $11.88        442,880
   01/01/2008 to 12/31/2008...........    $11.88       $ 8.89        353,757
   01/01/2009 to 12/31/2009...........    $ 8.89       $11.67        366,511
   01/01/2010 to 12/31/2010...........    $11.67       $12.91        283,670
   01/01/2011 to 12/31/2011...........    $12.91       $13.86        228,888
   01/01/2012 to 12/31/2012...........    $13.86       $14.32        234,277
AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.61        263,104
   01/01/2005 to 12/31/2005...........    $11.61       $12.09      2,709,441
   01/01/2006 to 12/31/2006...........    $12.09       $12.64      2,285,303
   01/01/2007 to 12/31/2007...........    $12.64       $14.17      1,988,621
   01/01/2008 to 12/31/2008...........    $14.17       $ 7.78      1,923,113
   01/01/2009 to 12/31/2009...........    $ 7.78       $ 9.85      1,708,321
   01/01/2010 to 12/31/2010...........    $ 9.85       $11.50      1,431,391
   01/01/2011 to 12/31/2011...........    $11.50       $11.11      1,187,254
   01/01/2012 to 12/31/2012...........    $11.11       $12.16      1,061,600

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MFS GLOBAL EQUITY PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.40          5,188
   01/01/2005 to 12/31/2005...........    $12.40       $13.01         13,204
   01/01/2006 to 12/31/2006...........    $13.01       $15.76         25,474
   01/01/2007 to 12/31/2007...........    $15.76       $16.81         31,605
   01/01/2008 to 12/31/2008...........    $16.81       $10.82         30,846
   01/01/2009 to 12/31/2009...........    $10.82       $13.87         45,716
   01/01/2010 to 12/31/2010...........    $13.87       $15.16         24,096
   01/01/2011 to 12/31/2011...........    $15.16       $14.31         10,214
   01/01/2012 to 12/31/2012...........    $14.31       $17.18          7,957
AST MFS GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.00         33,939
   01/01/2005 to 12/31/2005...........    $11.00       $11.41        282,113
   01/01/2006 to 12/31/2006...........    $11.41       $12.20        201,367
   01/01/2007 to 12/31/2007...........    $12.20       $13.69        156,590
   01/01/2008 to 12/31/2008...........    $13.69       $ 8.50        146,312
   01/01/2009 to 12/31/2009...........    $ 8.50       $10.30        156,138
   01/01/2010 to 12/31/2010...........    $10.30       $11.33        151,020
   01/01/2011 to 12/31/2011...........    $11.33       $10.98        104,267
   01/01/2012 to 12/31/2012...........    $10.98       $12.54        118,503
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........    $10.00       $10.16            301
AST MID-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.11          7,555
   01/01/2005 to 12/31/2005...........    $12.11       $12.45         10,096
   01/01/2006 to 12/31/2006...........    $12.45       $13.87          8,659
   01/01/2007 to 12/31/2007...........    $13.87       $13.89         13,084
   01/01/2008 to 12/31/2008...........    $13.89       $ 8.38         34,218
   01/01/2009 to 12/31/2009...........    $ 8.38       $11.35         33,244
   01/01/2010 to 12/31/2010...........    $11.35       $13.67         61,093
   01/01/2011 to 12/31/2011...........    $13.67       $12.87         43,836
   01/01/2012 to 12/31/2012...........    $12.87       $14.86         41,702
AST MONEY MARKET PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $ 9.79         61,321
   01/01/2005 to 12/31/2005...........    $ 9.79       $ 9.81        668,385
   01/01/2006 to 12/31/2006...........    $ 9.81       $10.00        326,626
   01/01/2007 to 12/31/2007...........    $10.00       $10.23        858,633
   01/01/2008 to 12/31/2008...........    $10.23       $10.22      1,415,779
   01/01/2009 to 12/31/2009...........    $10.22       $ 9.99      1,054,612
   01/01/2010 to 12/31/2010...........    $ 9.99       $ 9.74        306,725
   01/01/2011 to 12/31/2011...........    $ 9.74       $ 9.50        349,258
   01/01/2012 to 12/31/2012...........    $ 9.50       $ 9.26        230,945

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.97         95,076
   01/01/2005 to 12/31/2005...........    $12.97       $14.18        576,056
   01/01/2006 to 12/31/2006...........    $14.18       $15.31        426,677
   01/01/2007 to 12/31/2007...........    $15.31       $15.40        354,002
   01/01/2008 to 12/31/2008...........    $15.40       $ 8.67        309,446
   01/01/2009 to 12/31/2009...........    $ 8.67       $11.89        263,430
   01/01/2010 to 12/31/2010...........    $11.89       $14.31        277,336
   01/01/2011 to 12/31/2011...........    $14.31       $13.60        200,064
   01/01/2012 to 12/31/2012...........    $13.60       $15.53        172,471
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.06            537
   01/01/2012 to 12/31/2012...........    $10.06       $10.28         13,291
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.70         18,225
   01/01/2005 to 12/31/2005...........    $11.70       $12.95         41,730
   01/01/2006 to 12/31/2006...........    $12.95       $14.40         39,249
   01/01/2007 to 12/31/2007...........    $14.40       $17.16         43,581
   01/01/2008 to 12/31/2008...........    $17.16       $ 9.50         40,390
   01/01/2009 to 12/31/2009...........    $ 9.50       $12.03         39,719
   01/01/2010 to 12/31/2010...........    $12.03       $15.09         64,701
   01/01/2011 to 12/31/2011...........    $15.09       $14.96         48,470
   01/01/2012 to 12/31/2012...........    $14.96       $16.39         44,817
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.03          3,398
   01/01/2005 to 12/31/2005...........    $11.03       $10.79          7,166
   01/01/2006 to 12/31/2006...........    $10.79       $11.34         23,735
   01/01/2007 to 12/31/2007...........    $11.34       $13.13         14,955
   01/01/2008 to 12/31/2008...........    $13.13       $ 7.35          9,096
   01/01/2009 to 12/31/2009...........    $ 7.35       $ 8.79          7,049
   01/01/2010 to 12/31/2010...........    $ 8.79       $10.30         10,882
   01/01/2011 to 04/29/2011...........    $10.30       $11.52              0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.26        110,729
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.55          1,056
   01/01/2009 to 12/31/2009...........    $ 5.55       $ 9.01         26,172
   01/01/2010 to 12/31/2010...........    $ 9.01       $10.75         50,127
   01/01/2011 to 12/31/2011...........    $10.75       $ 8.35         31,501
   01/01/2012 to 12/31/2012...........    $ 8.35       $ 9.60         29,694
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $ 9.96        240,337
   01/01/2005 to 12/31/2005...........    $ 9.96       $ 9.87      1,998,602
   01/01/2006 to 12/31/2006...........    $ 9.87       $ 9.99      1,612,557
   01/01/2007 to 12/31/2007...........    $ 9.99       $10.40      1,436,855
   01/01/2008 to 12/31/2008...........    $10.40       $10.25        925,839
   01/01/2009 to 12/31/2009...........    $10.25       $11.02        933,753
   01/01/2010 to 12/31/2010...........    $11.02       $11.16        827,745
   01/01/2011 to 12/31/2011...........    $11.16       $11.13        670,827
   01/01/2012 to 12/31/2012...........    $11.13       $11.36        603,657

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.32        323,335
   01/01/2005 to 12/31/2005...........    $10.32       $10.31        839,171
   01/01/2006 to 12/31/2006...........    $10.31       $10.43      1,377,323
   01/01/2007 to 12/31/2007...........    $10.43       $11.01      1,587,154
   01/01/2008 to 12/31/2008...........    $11.01       $10.49      1,079,087
   01/01/2009 to 12/31/2009...........    $10.49       $11.92      1,076,268
   01/01/2010 to 12/31/2010...........    $11.92       $12.52      1,380,066
   01/01/2011 to 12/31/2011...........    $12.52       $12.60        915,620
   01/01/2012 to 12/31/2012...........    $12.60       $13.43      1,036,977
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03         21,006
   01/01/2006 to 12/31/2006...........    $10.03       $10.56        731,431
   01/01/2007 to 12/31/2007...........    $10.56       $11.19      2,193,376
   01/01/2008 to 12/31/2008...........    $11.19       $ 8.79      4,342,819
   01/01/2009 to 12/31/2009...........    $ 8.79       $10.28      5,422,757
   01/01/2010 to 12/31/2010...........    $10.28       $11.08      5,386,866
   01/01/2011 to 12/31/2011...........    $11.08       $10.92      5,146,697
   01/01/2012 to 12/31/2012...........    $10.92       $11.75      4,956,059
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.06          6,395
   01/01/2012 to 12/31/2012...........    $10.06       $10.50         34,061
AST QMA US EQUITY ALPHA PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.31         43,627
   01/01/2005 to 12/31/2005...........    $11.31       $11.42         49,554
   01/01/2006 to 12/31/2006...........    $11.42       $12.54         53,218
   01/01/2007 to 12/31/2007...........    $12.54       $12.48         44,427
   01/01/2008 to 12/31/2008...........    $12.48       $ 7.46         35,676
   01/01/2009 to 12/31/2009...........    $ 7.46       $ 8.86         18,762
   01/01/2010 to 12/31/2010...........    $ 8.86       $ 9.94         20,769
   01/01/2011 to 12/31/2011...........    $ 9.94       $10.02          7,757
   01/01/2012 to 12/31/2012...........    $10.02       $11.61         11,373
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.85         11,879
   01/01/2012 to 12/31/2012...........    $ 8.85       $ 9.76         13,557
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.49         45,697
   01/01/2008 to 12/31/2008...........    $11.49       $ 7.26        227,281
   01/01/2009 to 12/31/2009...........    $ 7.26       $ 8.98        338,241
   01/01/2010 to 12/31/2010...........    $ 8.98       $10.01        450,489
   01/01/2011 to 12/31/2011...........    $10.01       $ 9.53        492,975
   01/01/2012 to 12/31/2012...........    $ 9.53       $10.77        629,225

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.98            125
   01/01/2005 to 12/31/2005...........    $10.98       $11.19            210
   01/01/2006 to 12/31/2006...........    $11.19       $11.97         12,492
   01/01/2007 to 12/31/2007...........    $11.97       $12.71        196,568
   01/01/2008 to 12/31/2008...........    $12.71       $ 8.65        322,701
   01/01/2009 to 12/31/2009...........    $ 8.65       $10.75        742,431
   01/01/2010 to 12/31/2010...........    $10.75       $11.72      1,318,404
   01/01/2011 to 12/31/2011...........    $11.72       $11.04      1,054,217
   01/01/2012 to 12/31/2012...........    $11.04       $11.96        971,740
AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $ 9.32          1,043
   01/01/2005 to 12/31/2005...........    $ 9.32       $ 9.23         24,623
   01/01/2006 to 12/31/2006...........    $ 9.23       $10.13         77,033
   01/01/2007 to 12/31/2007...........    $10.13       $10.58        115,278
   01/01/2008 to 12/31/2008...........    $10.58       $ 6.71        110,050
   01/01/2009 to 12/31/2009...........    $ 6.71       $ 8.76        102,751
   01/01/2010 to 12/31/2010...........    $ 8.76       $11.65        106,941
   01/01/2011 to 12/31/2011...........    $11.65       $11.25         86,129
   01/01/2012 to 12/31/2012...........    $11.25       $12.30         82,482
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $12.11         91,011
   01/01/2005 to 12/31/2005...........    $12.11       $12.59        705,874
   01/01/2006 to 12/31/2006...........    $12.59       $14.74        545,945
   01/01/2007 to 12/31/2007...........    $14.74       $13.56        551,748
   01/01/2008 to 12/31/2008...........    $13.56       $ 9.29        476,508
   01/01/2009 to 12/31/2009...........    $ 9.29       $11.51        430,710
   01/01/2010 to 12/31/2010...........    $11.51       $14.14        403,813
   01/01/2011 to 12/31/2011...........    $14.14       $12.96        319,318
   01/01/2012 to 12/31/2012...........    $12.96       $14.93        278,068
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.35          9,372
   01/01/2005 to 12/31/2005...........    $11.35       $11.58         40,171
   01/01/2006 to 12/31/2006...........    $11.58       $12.71        114,890
   01/01/2007 to 12/31/2007...........    $12.71       $13.17      2,777,159
   01/01/2008 to 12/31/2008...........    $13.17       $ 9.51      1,922,262
   01/01/2009 to 12/31/2009...........    $ 9.51       $11.51      1,886,420
   01/01/2010 to 12/31/2010...........    $11.51       $12.52      1,727,430
   01/01/2011 to 12/31/2011...........    $12.52       $12.45      1,572,938
   01/01/2012 to 12/31/2012...........    $12.45       $13.77      1,707,575

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.86        57,669
   01/01/2005 to 12/31/2005...........    $11.86       $12.21       207,462
   01/01/2006 to 12/31/2006...........    $12.21       $14.44       383,107
   01/01/2007 to 12/31/2007...........    $14.44       $13.58       477,745
   01/01/2008 to 12/31/2008...........    $13.58       $ 7.69       498,738
   01/01/2009 to 12/31/2009...........    $ 7.69       $ 9.29       395,365
   01/01/2010 to 12/31/2010...........    $ 9.29       $10.25       326,522
   01/01/2011 to 12/31/2011...........    $10.25       $ 9.83       255,868
   01/01/2012 to 12/31/2012...........    $ 9.83       $11.24       257,924
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.94        43,652
   01/01/2005 to 12/31/2005...........    $10.94       $10.19       769,442
   01/01/2006 to 12/31/2006...........    $10.19       $10.56       567,601
   01/01/2007 to 12/31/2007...........    $10.56       $11.29       433,996
   01/01/2008 to 12/31/2008...........    $11.29       $10.74       267,335
   01/01/2009 to 12/31/2009...........    $10.74       $11.74       308,610
   01/01/2010 to 12/31/2010...........    $11.74       $12.10       283,695
   01/01/2011 to 12/31/2011...........    $12.10       $12.28       212,551
   01/01/2012 to 12/31/2012...........    $12.28       $12.60       202,920
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.57         4,945
   01/01/2005 to 12/31/2005...........    $10.57       $12.00        16,121
   01/01/2006 to 12/31/2006...........    $12.00       $12.36       314,236
   01/01/2007 to 12/31/2007...........    $12.36       $13.04       527,304
   01/01/2008 to 12/31/2008...........    $13.04       $ 7.56       518,624
   01/01/2009 to 12/31/2009...........    $ 7.56       $11.30       474,948
   01/01/2010 to 12/31/2010...........    $11.30       $12.76       399,298
   01/01/2011 to 12/31/2011...........    $12.76       $12.23       296,030
   01/01/2012 to 12/31/2012...........    $12.23       $14.02       250,348
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $14.36        13,775
   01/01/2005 to 12/31/2005...........    $14.36       $18.40        42,481
   01/01/2006 to 12/31/2006...........    $18.40       $20.78        51,959
   01/01/2007 to 12/31/2007...........    $20.78       $28.47        55,348
   01/01/2008 to 12/31/2008...........    $28.47       $13.88        53,372
   01/01/2009 to 12/31/2009...........    $13.88       $20.22        52,631
   01/01/2010 to 12/31/2010...........    $20.22       $23.74       104,232
   01/01/2011 to 12/31/2011...........    $23.74       $19.70       127,660
   01/01/2012 to 12/31/2012...........    $19.70       $19.90        55,020
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99             0
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.27         3,391
   01/01/2007 to 12/31/2007...........    $11.27       $12.04         4,470
   01/01/2008 to 12/31/2008...........    $12.04       $ 6.77        55,549
   01/01/2009 to 12/31/2009...........    $ 6.77       $ 8.47       105,141
   01/01/2010 to 12/31/2010...........    $ 8.47       $ 9.47       341,552
   01/01/2011 to 12/31/2011...........    $ 9.47       $ 8.92       189,828
   01/01/2012 to 12/31/2012...........    $ 8.92       $ 9.65       356,686

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.97         83,937
   01/01/2008 to 12/31/2008...........    $ 9.97       $ 9.21        293,361
   01/01/2009 to 12/31/2009...........    $ 9.21       $10.03        318,217
   01/01/2010 to 12/31/2010...........    $10.03       $10.54        312,892
   01/01/2011 to 12/31/2011...........    $10.54       $10.90        279,482
   01/01/2012 to 12/31/2012...........    $10.90       $11.46        277,219
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.37         26,490
   01/01/2006 to 12/31/2006...........    $11.37       $12.31         10,938
   01/01/2007 to 12/31/2007...........    $12.31       $13.32          7,650
   01/01/2008 to 12/31/2008...........    $13.32       $ 7.65          4,007
   01/01/2009 to 12/31/2009...........    $ 7.65       $10.42          5,190
   01/01/2010 to 07/16/2010...........    $10.42       $10.16              0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2004 to 12/31/2004...........        --       $12.36          2,878
   01/01/2005 to 12/31/2005...........    $12.36       $13.98          1,440
   01/01/2006 to 12/31/2006...........    $13.98       $16.79          3,788
   01/01/2007 to 12/31/2007...........    $16.79       $18.82          9,987
   01/01/2008 to 12/31/2008...........    $18.82       $10.74          4,960
   01/01/2009 to 12/31/2009...........    $10.74       $12.14          4,499
   01/01/2010 to 07/16/2010...........    $12.14       $11.47              0
EVERGREEN VA OMEGA FUND
   01/01/2004 to 12/31/2004...........        --       $10.92         30,383
   01/01/2005 to 12/31/2005...........    $10.92       $11.05         15,579
   01/01/2006 to 12/31/2006...........    $11.05       $11.43          4,049
   01/01/2007 to 12/31/2007...........    $11.43       $12.47          1,407
   01/01/2008 to 12/31/2008...........    $12.47       $ 8.85          1,407
   01/01/2009 to 12/31/2009...........    $ 8.85       $12.43          5,090
   01/01/2010 to 07/16/2010...........    $12.43       $11.55              0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   01/28/2008* to 12/31/2008..........    $10.21       $ 6.07              0
   01/01/2009 to 12/31/2009...........    $ 6.07       $ 7.62          4,659
   01/01/2010 to 12/31/2010...........    $ 7.62       $ 8.84          5,890
   01/01/2011 to 12/31/2011...........    $ 8.84       $ 7.68          3,443
   01/01/2012 to 12/31/2012...........    $ 7.68       $ 8.52          2,478
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.60        622,574
   01/01/2009 to 12/31/2009...........    $ 6.60       $ 8.38      1,119,509
   01/01/2010 to 12/31/2010...........    $ 8.38       $ 9.00      1,414,430
   01/01/2011 to 12/31/2011...........    $ 9.00       $ 8.63      1,191,908
   01/01/2012 to 09/21/2012...........    $ 8.63       $ 9.61              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.78         3,816
   01/01/2005 to 12/31/2005...........    $11.78       $12.66         3,153
   01/01/2006 to 12/31/2006...........    $12.66       $17.08        24,686
   01/01/2007 to 12/31/2007...........    $17.08       $18.88        37,483
   01/01/2008 to 12/31/2008...........    $18.88       $10.53        23,454
   01/01/2009 to 12/31/2009...........    $10.53       $14.48         9,879
   01/01/2010 to 12/31/2010...........    $14.48       $15.49         8,943
   01/01/2011 to 12/31/2011...........    $15.49       $13.98         7,883
   01/01/2012 to 12/31/2012...........    $13.98       $17.08         3,943
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.12           231
   01/01/2012 to 04/27/2012...........    $ 8.12       $ 9.18             0
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.07        18,104
   01/01/2012 to 12/31/2012...........    $ 9.07       $10.50        20,606
INVESCO V.I. DYNAMICS FUND - SERIES I
   01/01/2004 to 12/31/2004...........        --       $11.63            13
   01/01/2005 to 12/31/2005...........    $11.63       $12.56         1,614
   01/01/2006 to 12/31/2006...........    $12.56       $14.22         3,920
   01/01/2007 to 12/31/2007...........    $14.22       $15.55         3,611
   01/01/2008 to 12/31/2008...........    $15.55       $ 7.87         2,141
   01/01/2009 to 12/31/2009...........    $ 7.87       $10.93         2,121
   01/01/2010 to 12/31/2010...........    $10.93       $13.20         1,415
   01/01/2011 to 04/29/2011...........    $13.20       $14.66             0
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
   01/01/2004 to 12/31/2004...........        --       $11.08           468
   01/01/2005 to 12/31/2005...........    $11.08       $11.44           870
   01/01/2006 to 12/31/2006...........    $11.44       $12.99         1,491
   01/01/2007 to 12/31/2007...........    $12.99       $ 9.85           776
   01/01/2008 to 12/31/2008...........    $ 9.85       $ 3.89         8,271
   01/01/2009 to 12/31/2009...........    $ 3.89       $ 4.84        10,999
   01/01/2010 to 12/31/2010...........    $ 4.84       $ 5.20        21,608
   01/01/2011 to 04/29/2011...........    $ 5.20       $ 5.47             0
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
   01/01/2004 to 12/31/2004...........        --       $11.38         2,157
   01/01/2005 to 12/31/2005...........    $11.38       $12.00         5,106
   01/01/2006 to 12/31/2006...........    $12.00       $12.31         7,716
   01/01/2007 to 12/31/2007...........    $12.31       $13.42         7,867
   01/01/2008 to 12/31/2008...........    $13.42       $ 9.34         4,255
   01/01/2009 to 12/31/2009...........    $ 9.34       $11.63         3,629
   01/01/2010 to 12/31/2010...........    $11.63       $11.94         6,873
   01/01/2011 to 12/31/2011...........    $11.94       $12.10         6,263
   01/01/2012 to 12/31/2012...........    $12.10       $14.26         6,138

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. TECHNOLOGY FUND - SERIES I
   06/30/2008* to 12/31/2008..........    $ 9.92       $ 6.19             0
   01/01/2009 to 12/31/2009...........    $ 6.19       $ 9.50             0
   01/01/2010 to 12/31/2010...........    $ 9.50       $11.24             0
   01/01/2011 to 12/31/2011...........    $11.24       $10.40             0
   01/01/2012 to 12/31/2012...........    $10.40       $11.29             0
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
   04/27/2012* to 12/31/2012..........    $10.05       $ 9.71             0
NASDAQ TARGET 15 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.89       $ 5.94             0
   01/01/2009 to 12/31/2009...........    $ 5.94       $ 6.77             0
   01/01/2010 to 12/31/2010...........    $ 6.77       $ 8.61             0
   01/01/2011 to 12/31/2011...........    $ 8.61       $ 8.51             0
   01/01/2012 to 12/31/2012...........    $ 8.51       $ 9.37             0
NVIT DEVELOPING MARKETS FUND
   01/01/2004 to 12/31/2004...........        --       $12.70        11,161
   01/01/2005 to 12/31/2005...........    $12.70       $16.29        14,188
   01/01/2006 to 12/31/2006...........    $16.29       $21.38        20,396
   01/01/2007 to 12/31/2007...........    $21.38       $29.91        35,589
   01/01/2008 to 12/31/2008...........    $29.91       $12.29        18,792
   01/01/2009 to 12/31/2009...........    $12.29       $19.43        34,311
   01/01/2010 to 12/31/2010...........    $19.43       $22.01        23,066
   01/01/2011 to 12/31/2011...........    $22.01       $16.65         9,075
   01/01/2012 to 12/31/2012...........    $16.65       $18.96        10,649
PROFUND VP ASIA 30
   01/01/2004 to 12/31/2004...........        --       $10.10         6,082
   01/01/2005 to 12/31/2005...........    $10.10       $11.77        10,150
   01/01/2006 to 12/31/2006...........    $11.77       $15.99        13,894
   01/01/2007 to 12/31/2007...........    $15.99       $23.03        13,310
   01/01/2008 to 12/31/2008...........    $23.03       $11.04        11,200
   01/01/2009 to 12/31/2009...........    $11.04       $16.60         6,591
   01/01/2010 to 12/31/2010...........    $16.60       $18.44         7,101
   01/01/2011 to 12/31/2011...........    $18.44       $13.12         5,197
   01/01/2012 to 12/31/2012...........    $13.12       $14.78         6,344
PROFUND VP BANKS
   01/01/2004 to 12/31/2004...........        --       $11.54           582
   01/01/2005 to 12/31/2005...........    $11.54       $11.24             0
   01/01/2006 to 12/31/2006...........    $11.24       $12.65         1,321
   01/01/2007 to 12/31/2007...........    $12.65       $ 8.97         5,670
   01/01/2008 to 12/31/2008...........    $ 8.97       $ 4.64         6,266
   01/01/2009 to 12/31/2009...........    $ 4.64       $ 4.33           664
   01/01/2010 to 12/31/2010...........    $ 4.33       $ 4.58         2,311
   01/01/2011 to 12/31/2011...........    $ 4.58       $ 3.27         3,085
   01/01/2012 to 12/31/2012...........    $ 3.27       $ 4.25         1,485

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BASIC MATERIALS
   01/01/2004 to 12/31/2004...........        --       $12.40         1,246
   01/01/2005 to 12/31/2005...........    $12.40       $12.38         2,936
   01/01/2006 to 12/31/2006...........    $12.38       $13.94         4,563
   01/01/2007 to 12/31/2007...........    $13.94       $17.77         2,298
   01/01/2008 to 12/31/2008...........    $17.77       $ 8.41        12,064
   01/01/2009 to 12/31/2009...........    $ 8.41       $13.32        48,463
   01/01/2010 to 12/31/2010...........    $13.32       $16.84        17,984
   01/01/2011 to 12/31/2011...........    $16.84       $13.77         5,913
   01/01/2012 to 12/31/2012...........    $13.77       $14.56         3,100
PROFUND VP BEAR
   01/01/2003 to 12/31/2003...........        --       $ 9.29         7,293
   01/01/2004 to 12/31/2004...........    $ 9.29       $ 8.12         1,620
   01/01/2005 to 12/31/2005...........    $ 8.12       $ 7.81        69,365
   01/01/2006 to 12/31/2006...........    $ 7.81       $ 7.05        32,910
   01/01/2007 to 12/31/2007...........    $ 7.05       $ 6.91        16,479
   01/01/2008 to 12/31/2008...........    $ 6.91       $ 9.43        16,580
   01/01/2009 to 12/31/2009...........    $ 9.43       $ 6.63        44,744
   01/01/2010 to 12/31/2010...........    $ 6.63       $ 5.31        24,619
   01/01/2011 to 12/31/2011...........    $ 5.31       $ 4.72        23,266
   01/01/2012 to 12/31/2012...........    $ 4.72       $ 3.84        17,201
PROFUND VP BULL
   01/01/2004 to 12/31/2004...........        --       $11.21        12,971
   01/01/2005 to 12/31/2005...........    $11.21       $11.23        87,712
   01/01/2006 to 12/31/2006...........    $11.23       $12.45        74,831
   01/01/2007 to 12/31/2007...........    $12.45       $12.57         2,144
   01/01/2008 to 12/31/2008...........    $12.57       $ 7.64         9,147
   01/01/2009 to 12/31/2009...........    $ 7.64       $ 9.26         3,980
   01/01/2010 to 12/31/2010...........    $ 9.26       $10.16        92,509
   01/01/2011 to 12/31/2011...........    $10.16       $ 9.91       135,038
   01/01/2012 to 12/31/2012...........    $ 9.91       $11.00           258
PROFUND VP CONSUMER GOODS PORTFOLIO
   01/01/2005 to 12/31/2005...........    $11.36       $11.04             0
   01/01/2006 to 12/31/2006...........    $11.04       $12.12         2,176
   01/01/2007 to 12/31/2007...........    $12.12       $12.72         1,132
   01/01/2008 to 12/31/2008...........    $12.72       $ 9.09           169
   01/01/2009 to 12/31/2009...........    $ 9.09       $10.77         2,624
   01/01/2010 to 12/31/2010...........    $10.77       $12.32         5,555
   01/01/2011 to 12/31/2011...........    $12.32       $12.85         2,526
   01/01/2012 to 12/31/2012...........    $12.85       $13.89           587

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER SERVICES
   01/01/2004 to 12/31/2004...........        --       $10.66            14
   01/01/2005 to 12/31/2005...........    $10.66       $ 9.91            58
   01/01/2006 to 12/31/2006...........    $ 9.91       $10.82         1,199
   01/01/2007 to 12/31/2007...........    $10.82       $ 9.68            58
   01/01/2008 to 12/31/2008...........    $ 9.68       $ 6.47             1
   01/01/2009 to 12/31/2009...........    $ 6.47       $ 8.26         1,642
   01/01/2010 to 12/31/2010...........    $ 8.26       $ 9.77         3,284
   01/01/2011 to 12/31/2011...........    $ 9.77       $10.05           515
   01/01/2012 to 12/31/2012...........    $10.05       $11.97         1,230
PROFUND VP EUROPE 30
   01/01/2004 to 12/31/2004...........        --       $12.35         7,758
   01/01/2005 to 12/31/2005...........    $12.35       $13.02        84,136
   01/01/2006 to 12/31/2006...........    $13.02       $14.92       102,201
   01/01/2007 to 12/31/2007...........    $14.92       $16.66         1,566
   01/01/2008 to 12/31/2008...........    $16.66       $ 9.10           120
   01/01/2009 to 12/31/2009...........    $ 9.10       $11.73        23,402
   01/01/2010 to 12/31/2010...........    $11.73       $11.74        21,029
   01/01/2011 to 12/31/2011...........    $11.74       $10.43           618
   01/01/2012 to 12/31/2012...........    $10.43       $11.86        14,781
PROFUND VP FINANCIALS
   01/01/2005 to 12/31/2005...........    $11.23       $11.39         1,100
   01/01/2006 to 12/31/2006...........    $11.39       $13.03        71,194
   01/01/2007 to 12/31/2007...........    $13.03       $10.27         1,743
   01/01/2008 to 12/31/2008...........    $10.27       $ 4.95         3,796
   01/01/2009 to 12/31/2009...........    $ 4.95       $ 5.55         1,563
   01/01/2010 to 12/31/2010...........    $ 5.55       $ 6.01           627
   01/01/2011 to 12/31/2011...........    $ 6.01       $ 5.05         1,704
   01/01/2012 to 12/31/2012...........    $ 5.05       $ 6.14         1,385
PROFUND VP HEALTH CARE
   01/01/2005 to 12/31/2005...........    $10.62       $10.98           500
   01/01/2006 to 12/31/2006...........    $10.98       $11.27         3,882
   01/01/2007 to 12/31/2007...........    $11.27       $11.71         4,769
   01/01/2008 to 12/31/2008...........    $11.71       $ 8.64         3,492
   01/01/2009 to 12/31/2009...........    $ 8.64       $10.07         2,516
   01/01/2010 to 12/31/2010...........    $10.07       $10.10         1,972
   01/01/2011 to 12/31/2011...........    $10.10       $10.84         4,524
   01/01/2012 to 12/31/2012...........    $10.84       $12.41         1,503
PROFUND VP INDUSTRIALS
   01/01/2004 to 12/31/2004...........        --       $12.04           807
   01/01/2005 to 12/31/2005...........    $12.04       $12.03             0
   01/01/2006 to 12/31/2006...........    $12.03       $13.10             0
   01/01/2007 to 12/31/2007...........    $13.10       $14.26             0
   01/01/2008 to 12/31/2008...........    $14.26       $ 8.28             0
   01/01/2009 to 12/31/2009...........    $ 8.28       $10.01         1,311
   01/01/2010 to 12/31/2010...........    $10.01       $12.08         1,384
   01/01/2011 to 12/31/2011...........    $12.08       $11.57         1,183
   01/01/2012 to 12/31/2012...........    $11.57       $13.06         1,406

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP JAPAN
   01/01/2005 to 12/31/2005...........    $10.32       $14.27         5,055
   01/01/2006 to 12/31/2006...........    $14.27       $15.42        10,468
   01/01/2007 to 12/31/2007...........    $15.42       $13.53         1,102
   01/01/2008 to 12/31/2008...........    $13.53       $ 7.80         5,471
   01/01/2009 to 12/31/2009...........    $ 7.80       $ 8.39         9,500
   01/01/2010 to 12/31/2010...........    $ 8.39       $ 7.65        10,951
   01/01/2011 to 12/31/2011...........    $ 7.65       $ 6.08         1,845
   01/01/2012 to 12/31/2012...........    $ 6.08       $ 7.28         8,580
PROFUND VP LARGE-CAP GROWTH
   01/01/2005 to 12/31/2005...........    $10.36       $10.20        11,037
   01/01/2006 to 12/31/2006...........    $10.20       $10.85        80,503
   01/01/2007 to 12/31/2007...........    $10.85       $11.31         2,384
   01/01/2008 to 12/31/2008...........    $11.31       $ 7.11         8,331
   01/01/2009 to 12/31/2009...........    $ 7.11       $ 8.99        51,264
   01/01/2010 to 12/31/2010...........    $ 8.99       $ 9.93        33,375
   01/01/2011 to 12/31/2011...........    $ 9.93       $ 9.98        22,374
   01/01/2012 to 12/31/2012...........    $ 9.98       $10.97        16,305
PROFUND VP LARGE-CAP VALUE
   01/01/2005 to 12/31/2005...........    $10.36       $10.40        10,329
   01/01/2006 to 12/31/2006...........    $10.40       $12.04        93,188
   01/01/2007 to 12/31/2007...........    $12.04       $11.75         1,435
   01/01/2008 to 12/31/2008...........    $11.75       $ 6.82         3,019
   01/01/2009 to 12/31/2009...........    $ 6.82       $ 7.95        30,769
   01/01/2010 to 12/31/2010...........    $ 7.95       $ 8.75         7,343
   01/01/2011 to 12/31/2011...........    $ 8.75       $ 8.42         8,114
   01/01/2012 to 12/31/2012...........    $ 8.42       $ 9.47         7,885
PROFUND VP MID-CAP GROWTH
   01/01/2004 to 12/31/2004...........        --       $11.09         9,859
   01/01/2005 to 12/31/2005...........    $11.09       $12.02        20,099
   01/01/2006 to 12/31/2006...........    $12.02       $12.19        59,507
   01/01/2007 to 12/31/2007...........    $12.19       $13.28         2,910
   01/01/2008 to 12/31/2008...........    $13.28       $ 7.92         1,985
   01/01/2009 to 12/31/2009...........    $ 7.92       $10.68        22,320
   01/01/2010 to 12/31/2010...........    $10.68       $13.38        38,054
   01/01/2011 to 12/31/2011...........    $13.38       $12.66        24,773
   01/01/2012 to 12/31/2012...........    $12.66       $14.25        26,014
PROFUND VP MID-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $12.17         3,507
   01/01/2005 to 12/31/2005...........    $12.17       $12.91        18,885
   01/01/2006 to 12/31/2006...........    $12.91       $14.14        14,300
   01/01/2007 to 12/31/2007...........    $14.14       $13.92         8,096
   01/01/2008 to 12/31/2008...........    $13.92       $ 8.64         4,943
   01/01/2009 to 12/31/2009...........    $ 8.64       $11.03        13,237
   01/01/2010 to 12/31/2010...........    $11.03       $12.95         7,585
   01/01/2011 to 12/31/2011...........    $12.95       $12.13        10,163
   01/01/2012 to 12/31/2012...........    $12.13       $13.79         7,475

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP NASDAQ-100
   01/01/2004 to 12/31/2004...........        --       $10.88        14,308
   01/01/2005 to 12/31/2005...........    $10.88       $10.63        31,610
   01/01/2006 to 12/31/2006...........    $10.63       $10.93         5,364
   01/01/2007 to 12/31/2007...........    $10.93       $12.53         2,957
   01/01/2008 to 12/31/2008...........    $12.53       $ 7.03           700
   01/01/2009 to 12/31/2009...........    $ 7.03       $10.42           550
   01/01/2010 to 12/31/2010...........    $10.42       $12.01        12,129
   01/01/2011 to 12/31/2011...........    $12.01       $11.88        12,612
   01/01/2012 to 12/31/2012...........    $11.88       $13.46        12,012
PROFUND VP OIL & GAS
   01/01/2004 to 12/31/2004...........        --       $13.76         6,676
   01/01/2005 to 12/31/2005...........    $13.76       $17.61        19,445
   01/01/2006 to 12/31/2006...........    $17.61       $20.72        25,195
   01/01/2007 to 12/31/2007...........    $20.72       $26.76        19,856
   01/01/2008 to 12/31/2008...........    $26.76       $16.45        15,962
   01/01/2009 to 12/31/2009...........    $16.45       $18.52        14,217
   01/01/2010 to 12/31/2010...........    $18.52       $21.27        52,404
   01/01/2011 to 12/31/2011...........    $21.27       $21.20         9,589
   01/01/2012 to 12/31/2012...........    $21.20       $21.27         8,354
PROFUND VP PHARMACEUTICALS
   01/01/2005 to 12/31/2005...........    $ 9.41       $ 8.82           423
   01/01/2006 to 12/31/2006...........    $ 8.82       $ 9.65         1,329
   01/01/2007 to 12/31/2007...........    $ 9.65       $ 9.63         1,117
   01/01/2008 to 12/31/2008...........    $ 9.63       $ 7.55           211
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 8.61           926
   01/01/2010 to 12/31/2010...........    $ 8.61       $ 8.43         1,030
   01/01/2011 to 12/31/2011...........    $ 8.43       $ 9.55         5,100
   01/01/2012 to 12/31/2012...........    $ 9.55       $10.42         4,281
PROFUND VP PRECIOUS METALS
   01/01/2003 to 12/31/2003...........        --       $11.55        23,284
   01/01/2004 to 12/31/2004...........    $11.55       $10.14        11,671
   01/01/2005 to 12/31/2005...........    $10.14       $12.49        83,314
   01/01/2006 to 12/31/2006...........    $12.49       $13.08       158,151
   01/01/2007 to 12/31/2007...........    $13.08       $15.61       242,925
   01/01/2008 to 12/31/2008...........    $15.61       $10.54        56,540
   01/01/2009 to 12/31/2009...........    $10.54       $13.90        43,310
   01/01/2010 to 12/31/2010...........    $13.90       $18.02        94,493
   01/01/2011 to 12/31/2011...........    $18.02       $14.19        27,932
   01/01/2012 to 12/31/2012...........    $14.19       $11.83        25,607

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP REAL ESTATE
   01/01/2004 to 12/31/2004...........        --       $13.02         1,198
   01/01/2005 to 12/31/2005...........    $13.02       $13.55         5,880
   01/01/2006 to 12/31/2006...........    $13.55       $17.51        14,797
   01/01/2007 to 12/31/2007...........    $17.51       $13.72         8,814
   01/01/2008 to 12/31/2008...........    $13.72       $ 7.86         3,988
   01/01/2009 to 12/31/2009...........    $ 7.86       $ 9.80         5,082
   01/01/2010 to 12/31/2010...........    $ 9.80       $11.91         3,179
   01/01/2011 to 12/31/2011...........    $11.91       $12.17         4,541
   01/01/2012 to 12/31/2012...........    $12.17       $13.90         6,816
PROFUND VP RISING RATES OPPORTUNITY
   01/01/2004 to 12/31/2004...........        --       $ 8.28        14,108
   01/01/2005 to 12/31/2005...........    $ 8.28       $ 7.44        22,616
   01/01/2006 to 12/31/2006...........    $ 7.44       $ 7.99         7,674
   01/01/2007 to 12/31/2007...........    $ 7.99       $ 7.38         5,899
   01/01/2008 to 12/31/2008...........    $ 7.38       $ 4.46         3,052
   01/01/2009 to 12/31/2009...........    $ 4.46       $ 5.75        49,438
   01/01/2010 to 12/31/2010...........    $ 5.75       $ 4.71        12,644
   01/01/2011 to 12/31/2011...........    $ 4.71       $ 2.87         3,340
   01/01/2012 to 12/31/2012...........    $ 2.87       $ 2.60         1,728
PROFUND VP SHORT NASDAQ-100
   01/01/2005 to 12/31/2005...........    $ 8.22       $ 8.08        53,239
   01/01/2006 to 12/31/2006...........    $ 8.08       $ 7.77        34,026
   01/01/2007 to 12/31/2007...........    $ 7.77       $ 6.70        19,119
   01/01/2008 to 12/31/2008...........    $ 6.70       $ 9.68         5,951
   01/01/2009 to 12/31/2009...........    $ 9.68       $ 5.60         9,995
   01/01/2010 to 12/31/2010...........    $ 5.60       $ 4.30         9,982
   01/01/2011 to 12/31/2011...........    $ 4.30       $ 3.76         3,270
   01/01/2012 to 12/31/2012...........    $ 3.76       $ 2.97             0
PROFUND VP SMALL-CAP GROWTH
   01/01/2004 to 12/31/2004...........        --       $12.19        13,290
   01/01/2005 to 12/31/2005...........    $12.19       $12.78        54,202
   01/01/2006 to 12/31/2006...........    $12.78       $13.54        70,334
   01/01/2007 to 12/31/2007...........    $13.54       $13.73         4,513
   01/01/2008 to 12/31/2008...........    $13.73       $ 8.83           932
   01/01/2009 to 12/31/2009...........    $ 8.83       $10.87        23,678
   01/01/2010 to 12/31/2010...........    $10.87       $13.32        18,669
   01/01/2011 to 12/31/2011...........    $13.32       $13.15        12,575
   01/01/2012 to 12/31/2012...........    $13.15       $14.43         9,824
PROFUND VP SMALL-CAP VALUE
   01/01/2004 to 12/31/2004...........        --       $12.49         6,158
   01/01/2005 to 12/31/2005...........    $12.49       $12.66         9,865
   01/01/2006 to 12/31/2006...........    $12.66       $14.50        12,677
   01/01/2007 to 12/31/2007...........    $14.50       $13.11         2,605
   01/01/2008 to 12/31/2008...........    $13.11       $ 8.86           297
   01/01/2009 to 12/31/2009...........    $ 8.86       $10.40        17,985
   01/01/2010 to 12/31/2010...........    $10.40       $12.39         4,221
   01/01/2011 to 12/31/2011...........    $12.39       $11.58         2,240
   01/01/2012 to 12/31/2012...........    $11.58       $13.12         3,305

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP TELECOMMUNICATIONS
   01/01/2004 to 12/31/2004...........        --       $12.50         2,691
   01/01/2005 to 12/31/2005...........    $12.50       $11.38         1,384
   01/01/2006 to 12/31/2006...........    $11.38       $14.89         3,030
   01/01/2007 to 12/31/2007...........    $14.89       $15.74         6,177
   01/01/2008 to 12/31/2008...........    $15.74       $10.06         5,110
   01/01/2009 to 12/31/2009...........    $10.06       $10.53         2,446
   01/01/2010 to 12/31/2010...........    $10.53       $11.88         5,999
   01/01/2011 to 12/31/2011...........    $11.88       $11.80         6,682
   01/01/2012 to 12/31/2012...........    $11.80       $13.40         6,265
PROFUND VP U.S. GOVERNMENT PLUS
   01/01/2005 to 12/31/2005...........    $10.77       $11.44        12,519
   01/01/2006 to 12/31/2006...........    $11.44       $10.65         3,779
   01/01/2007 to 12/31/2007...........    $10.65       $11.43         5,142
   01/01/2008 to 12/31/2008...........    $11.43       $16.69        23,839
   01/01/2009 to 12/31/2009...........    $16.69       $10.97         6,677
   01/01/2010 to 12/31/2010...........    $10.97       $11.77         3,004
   01/01/2011 to 12/31/2011...........    $11.77       $16.47         4,138
   01/01/2012 to 12/31/2012...........    $16.47       $16.22         2,041
PROFUND VP ULTRAMID-CAP
   01/01/2004 to 12/31/2004...........        --       $13.81        14,660
   01/01/2005 to 12/31/2005...........    $13.81       $15.88        30,049
   01/01/2006 to 12/31/2006...........    $15.88       $17.13        36,114
   01/01/2007 to 12/31/2007...........    $17.13       $17.70        14,601
   01/01/2008 to 12/31/2008...........    $17.70       $ 5.61         8,205
   01/01/2009 to 12/31/2009...........    $ 5.61       $ 9.07        35,399
   01/01/2010 to 12/31/2010...........    $ 9.07       $13.23        16,371
   01/01/2011 to 12/31/2011...........    $13.23       $11.14        10,529
   01/01/2012 to 12/31/2012...........    $11.14       $14.39         7,518
PROFUND VP UTILITIES
   01/01/2004 to 12/31/2004...........        --       $12.47           573
   01/01/2005 to 12/31/2005...........    $12.47       $13.75         2,505
   01/01/2006 to 12/31/2006...........    $13.75       $15.98         5,228
   01/01/2007 to 12/31/2007...........    $15.98       $18.04         5,771
   01/01/2008 to 12/31/2008...........    $18.04       $12.19         6,190
   01/01/2009 to 12/31/2009...........    $12.19       $13.16         4,542
   01/01/2010 to 12/31/2010...........    $13.16       $13.60         8,246
   01/01/2011 to 12/31/2011...........    $13.60       $15.58        13,450
   01/01/2012 to 12/31/2012...........    $15.58       $15.21         8,948
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.52           806
   01/01/2005 to 12/31/2005...........    $10.52       $11.94         6,051
   01/01/2006 to 12/31/2006...........    $11.94       $14.09         6,394
   01/01/2007 to 12/31/2007...........    $14.09       $16.43        14,466
   01/01/2008 to 12/31/2008...........    $16.43       $ 7.96         7,302
   01/01/2009 to 12/31/2009...........    $ 7.96       $10.64         6,712
   01/01/2010 to 12/31/2010...........    $10.64       $11.83         2,388
   01/01/2011 to 12/31/2011...........    $11.83       $ 9.82         2,204
   01/01/2012 to 12/31/2012...........    $ 9.82       $11.71           667

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
S&P TARGET 24 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.68         2,359
   01/01/2005 to 12/31/2005...........    $10.68       $10.85        10,961
   01/01/2006 to 12/31/2006...........    $10.85       $10.89         6,867
   01/01/2007 to 12/31/2007...........    $10.89       $11.06         3,468
   01/01/2008 to 12/31/2008...........    $11.06       $ 7.77         5,216
   01/01/2009 to 12/31/2009...........    $ 7.77       $ 8.62         3,879
   01/01/2010 to 12/31/2010...........    $ 8.62       $10.03         7,969
   01/01/2011 to 12/31/2011...........    $10.03       $10.61         3,451
   01/01/2012 to 12/31/2012...........    $10.61       $11.33         6,097
TARGET MANAGED VIP PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $11.26        23,730
   01/01/2005 to 12/31/2005...........    $11.26       $11.77        82,099
   01/01/2006 to 12/31/2006...........    $11.77       $12.80        79,537
   01/01/2007 to 12/31/2007...........    $12.80       $13.66        64,265
   01/01/2008 to 12/31/2008...........    $13.66       $ 7.35        43,206
   01/01/2009 to 12/31/2009...........    $ 7.35       $ 8.10        40,828
   01/01/2010 to 12/31/2010...........    $ 8.10       $ 9.40        33,585
   01/01/2011 to 12/31/2011...........    $ 9.40       $ 9.02        31,473
   01/01/2012 to 12/31/2012...........    $ 9.02       $ 9.93        15,984
THE DOW DART 10 PORTFOLIO
   01/01/2004 to 12/31/2004...........        --       $10.42           105
   01/01/2005 to 12/31/2005...........    $10.42       $ 9.83           487
   01/01/2006 to 12/31/2006...........    $ 9.83       $12.04         4,269
   01/01/2007 to 12/31/2007...........    $12.04       $11.82         1,036
   01/01/2008 to 12/31/2008...........    $11.82       $ 8.24           955
   01/01/2009 to 12/31/2009...........    $ 8.24       $ 9.15           119
   01/01/2010 to 12/31/2010...........    $ 9.15       $10.42           332
   01/01/2011 to 12/31/2011...........    $10.42       $10.94            37
   01/01/2012 to 12/31/2012...........    $10.94       $11.81            32
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.70        53,405
   01/01/2006 to 12/31/2006...........    $ 9.70       $11.18        59,685
   01/01/2007 to 12/31/2007...........    $11.18       $11.02        39,900
   01/01/2008 to 12/31/2008...........    $11.02       $ 6.39        38,235
   01/01/2009 to 12/31/2009...........    $ 6.39       $ 7.11        30,620
   01/01/2010 to 12/31/2010...........    $ 7.11       $ 8.07        28,804
   01/01/2011 to 12/31/2011...........    $ 8.07       $ 8.34        35,484
   01/01/2012 to 12/31/2012...........    $ 8.34       $ 8.59        13,377

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
VALUE LINE TARGET 25 PORTFOLIO
   06/30/2008* to 12/31/2008..........    $ 9.89       $ 4.53             0
   01/01/2009 to 12/31/2009...........    $ 4.53       $ 4.73             0
   01/01/2010 to 12/31/2010...........    $ 4.73       $ 6.01             0
   01/01/2011 to 12/31/2011...........    $ 6.01       $ 4.42             0
   01/01/2012 to 12/31/2012...........    $ 4.42       $ 5.23             0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   01/01/2004 to 12/31/2004...........        --       $11.61            13
   01/01/2005 to 12/31/2005...........    $11.61       $11.93            51
   01/01/2006 to 12/31/2006...........    $11.93       $13.79         3,491
   01/01/2007 to 12/31/2007...........    $13.79       $13.82         4,173
   01/01/2008 to 12/31/2008...........    $13.82       $ 8.56         4,102
   01/01/2009 to 12/31/2009...........    $ 8.56       $ 9.75         2,734
   01/01/2010 to 07/16/2010...........    $ 9.75       $ 9.33             0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.49       $13.84         3,301
   01/01/2011 to 12/31/2011...........    $13.84       $11.77         2,313
   01/01/2012 to 12/31/2012...........    $11.77       $13.04         1,842
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $ 9.33       $10.82         2,574
   01/01/2011 to 12/31/2011...........    $10.82       $10.33         2,608
   01/01/2012 to 12/31/2012...........    $10.33       $12.03         2,604
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.55       $14.51        15,512
   01/01/2011 to 12/31/2011...........    $14.51       $13.39        12,341
   01/01/2012 to 12/31/2012...........    $13.39       $15.77        14,988
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.20         5,133
   01/01/2011 to 12/31/2011...........    $12.20       $11.38         2,244
   01/01/2012 to 12/31/2012...........    $11.38       $11.99         1,265



* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND HAV 40 BPS OR GRO PLUS 2008
                         60 BPS AND HAV 40 BPS (2.65%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/01/2009 to 12/31/2009...........    $ 9.85       $12.11             0
   01/01/2010 to 12/31/2010...........    $12.11       $13.72             0
   01/01/2011 to 12/31/2011...........    $13.72       $13.72             0
   01/01/2012 to 12/31/2012...........    $13.72       $15.24             0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.66       $ 9.30       159,301
   01/01/2010 to 12/31/2010...........    $ 9.30       $10.14       212,391
   01/01/2011 to 12/31/2011...........    $10.14       $ 9.61       105,066
   01/01/2012 to 12/31/2012...........    $ 9.61       $10.53       134,457
AST ADVANCED STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.68       $ 9.46       108,658
   01/01/2010 to 12/31/2010...........    $ 9.46       $10.47       131,942
   01/01/2011 to 12/31/2011...........    $10.47       $10.21        48,552
   01/01/2012 to 12/31/2012...........    $10.21       $11.29        57,706
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.70       $ 8.26        53,149
   01/01/2010 to 12/31/2010...........    $ 8.26       $ 9.15        55,133
   01/01/2011 to 12/31/2011...........    $ 9.15       $ 9.23        13,061
   01/01/2012 to 05/04/2012...........    $ 9.23       $ 9.99             0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.97       $ 9.54       676,115
   01/01/2010 to 12/31/2010...........    $ 9.54       $10.43       803,521
   01/01/2011 to 12/31/2011...........    $10.43       $10.03       368,297
   01/01/2012 to 12/31/2012...........    $10.03       $10.98       447,452
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.10         6,280
   01/01/2012 to 12/31/2012...........    $ 9.10       $ 9.92        23,922

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BLACKROCK VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.93       $ 8.71        23,375
   01/01/2010 to 12/31/2010...........    $ 8.71       $ 9.54        49,989
   01/01/2011 to 12/31/2011...........    $ 9.54       $ 9.24        18,206
   01/01/2012 to 12/31/2012...........    $ 9.24       $10.20        15,220
AST BOND PORTFOLIO 2015
   05/01/2009 to 12/31/2009...........    $ 9.96       $ 9.95             0
   01/01/2010 to 12/31/2010...........    $ 9.95       $10.59             0
   01/01/2011 to 12/31/2011...........    $10.59       $10.97             0
   01/01/2012 to 12/31/2012...........    $10.97       $11.01             0
AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009...........    $ 9.94       $ 9.57         5,603
   01/01/2010 to 12/31/2010...........    $ 9.57       $10.30       156,943
   01/01/2011 to 12/31/2011...........    $10.30       $11.00       575,620
   01/01/2012 to 12/31/2012...........    $11.00       $11.15       307,580
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.67       310,356
   01/01/2011 to 12/31/2011...........    $10.67       $11.57       645,073
   01/01/2012 to 12/31/2012...........    $11.57       $11.84       401,438
AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009...........    $ 9.92       $ 9.64             0
   01/01/2010 to 12/31/2010...........    $ 9.64       $10.43             0
   01/01/2011 to 12/31/2011...........    $10.43       $11.53       794,107
   01/01/2012 to 12/31/2012...........    $11.53       $11.87       526,285
AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009...........    $ 9.91       $ 9.54             0
   01/01/2010 to 12/31/2010...........    $ 9.54       $10.34         6,929
   01/01/2011 to 12/31/2011...........    $10.34       $11.67             0
   01/01/2012 to 12/31/2012...........    $11.67       $12.03       305,082
AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009...........    $ 9.88       $ 9.21             0
   01/01/2010 to 12/31/2010...........    $ 9.21       $10.03       100,282
   01/01/2011 to 12/31/2011...........    $10.03       $11.59         8,944
   01/01/2012 to 12/31/2012...........    $11.59       $12.00         7,256
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.91        64,449
   01/01/2011 to 12/31/2011...........    $10.91       $12.78       706,219
   01/01/2012 to 12/31/2012...........    $12.78       $13.29       323,557
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.92       329,141
   01/01/2012 to 12/31/2012...........    $11.92       $12.28       414,448

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........    $10.00       $10.31       155,312
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.48       $ 9.13       708,219
   01/01/2010 to 12/31/2010...........    $ 9.13       $10.08       749,579
   01/01/2011 to 12/31/2011...........    $10.08       $ 9.58       281,330
   01/01/2012 to 12/31/2012...........    $ 9.58       $10.60       358,749
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.17       $ 8.49       138,328
   01/01/2010 to 12/31/2010...........    $ 8.49       $ 9.25       113,621
   01/01/2011 to 12/31/2011...........    $ 9.25       $ 8.85        45,096
   01/01/2012 to 12/31/2012...........    $ 8.85       $ 9.50        48,074
AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.68       $10.04        39,209
   01/01/2010 to 12/31/2010...........    $10.04       $12.58        51,647
   01/01/2011 to 12/31/2011...........    $12.58       $13.05        12,690
   01/01/2012 to 12/31/2012...........    $13.05       $14.65        15,675
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.01       $ 9.09        19,394
   01/01/2010 to 12/31/2010...........    $ 9.09       $11.73        35,005
   01/01/2011 to 12/31/2011...........    $11.73       $ 9.92        19,569
   01/01/2012 to 12/31/2012...........    $ 9.92       $11.60        17,162
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.02       $ 8.35        30,995
   01/01/2010 to 12/31/2010...........    $ 8.35       $ 9.22        58,869
   01/01/2011 to 12/31/2011...........    $ 9.22       $ 8.75        19,800
   01/01/2012 to 12/31/2012...........    $ 8.75       $ 9.68        22,329
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.97       $ 8.53       137,785
   01/01/2010 to 12/31/2010...........    $ 8.53       $ 9.49       188,595
   01/01/2011 to 12/31/2011...........    $ 9.49       $ 9.10        91,985
   01/01/2012 to 12/31/2012...........    $ 9.10       $ 9.80       102,678
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.58       $ 7.98       350,219
   01/01/2010 to 12/31/2010...........    $ 7.98       $ 9.25       333,228
   01/01/2011 to 12/31/2011...........    $ 9.25       $ 8.44       126,388
   01/01/2012 to 12/31/2012...........    $ 8.44       $ 9.28       162,969
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.67       120,659

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GLOBAL REAL ESTATE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.68       $ 8.00        45,530
   01/01/2010 to 12/31/2010...........    $ 8.00       $ 9.37        52,578
   01/01/2011 to 12/31/2011...........    $ 9.37       $ 8.66        13,704
   01/01/2012 to 12/31/2012...........    $ 8.66       $10.69        16,463
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.42       $10.72        11,362
   01/01/2010 to 12/31/2010...........    $10.72       $11.51        26,337
   01/01/2011 to 12/31/2011...........    $11.51       $10.76         8,661
   01/01/2012 to 12/31/2012...........    $10.76       $12.55         9,618
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.64       $ 7.97         6,997
   01/01/2010 to 12/31/2010...........    $ 7.97       $ 8.76        13,269
   01/01/2011 to 12/31/2011...........    $ 8.76       $ 8.05         4,169
   01/01/2012 to 12/31/2012...........    $ 8.05       $ 9.38         4,513
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.32       $11.11        17,908
   01/01/2010 to 12/31/2010...........    $11.11       $12.96        39,965
   01/01/2011 to 12/31/2011...........    $12.96       $12.25        10,818
   01/01/2012 to 12/31/2012...........    $12.25       $14.26        13,842
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.62       $ 9.73         7,376
   01/01/2010 to 12/31/2010...........    $ 9.73       $12.01        32,918
   01/01/2011 to 12/31/2011...........    $12.01       $11.84        10,130
   01/01/2012 to 12/31/2012...........    $11.84       $13.34        12,406
AST HIGH YIELD PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.05       $10.02        34,468
   01/01/2010 to 12/31/2010...........    $10.02       $11.07        56,851
   01/01/2011 to 12/31/2011...........    $11.07       $11.12        18,231
   01/01/2012 to 12/31/2012...........    $11.12       $12.33        31,773
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.64       $ 9.00        91,733
   01/01/2010 to 12/31/2010...........    $ 9.00       $ 9.78       111,962
   01/01/2011 to 12/31/2011...........    $ 9.78       $ 9.47        37,760
   01/01/2012 to 12/31/2012...........    $ 9.47       $10.16        41,636
AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.48       $ 9.75        27,547
   01/01/2010 to 12/31/2010...........    $ 9.75       $10.86        42,682
   01/01/2011 to 12/31/2011...........    $10.86       $ 9.21        14,523
   01/01/2012 to 12/31/2012...........    $ 9.21       $10.79        13,807

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.11       $10.46        44,606
   01/01/2010 to 12/31/2010...........    $10.46       $11.31        49,149
   01/01/2011 to 12/31/2011...........    $11.31       $ 9.63        11,615
   01/01/2012 to 12/31/2012...........    $ 9.63       $10.94        25,404
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.97       $ 8.47       147,100
   01/01/2010 to 12/31/2010...........    $ 8.47       $ 9.38       204,130
   01/01/2011 to 12/31/2011...........    $ 9.38       $ 9.08        79,044
   01/01/2012 to 12/31/2012...........    $ 9.08       $10.04        86,248
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.35       $10.77        81,132
   01/01/2010 to 12/31/2010...........    $10.77       $11.26        55,706
   01/01/2011 to 12/31/2011...........    $11.26       $10.99        32,627
   01/01/2012 to 12/31/2012...........    $10.99       $11.84        45,485
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.28             0
   01/01/2010 to 12/31/2010...........    $10.28       $11.14         5,980
   01/01/2011 to 12/31/2011...........    $11.14       $10.91         1,722
   01/01/2012 to 12/31/2012...........    $10.91       $12.24         2,198
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.29             0
   01/01/2010 to 12/31/2010...........    $10.29       $11.39         6,807
   01/01/2011 to 12/31/2011...........    $11.39       $10.44           549
   01/01/2012 to 12/31/2012...........    $10.44       $11.50           554
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.60       $10.15         9,545
   01/01/2010 to 12/31/2010...........    $10.15       $10.59        37,715
   01/01/2011 to 12/31/2011...........    $10.59       $ 9.37        12,895
   01/01/2012 to 12/31/2012...........    $ 9.37       $11.12        15,160
AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.99       $ 7.55        12,659
   01/01/2010 to 12/31/2010...........    $ 7.55       $ 8.32         4,760
   01/01/2011 to 12/31/2011...........    $ 8.32       $ 7.76         3,241
   01/01/2012 to 12/31/2012...........    $ 7.76       $ 8.83        12,829
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.89       $10.66        27,186
   01/01/2010 to 12/31/2010...........    $10.66       $11.77        21,065
   01/01/2011 to 12/31/2011...........    $11.77       $12.63        24,541
   01/01/2012 to 12/31/2012...........    $12.63       $13.02        18,227

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.91       $ 8.75        37,494
   01/01/2010 to 12/31/2010...........    $ 8.75       $10.20        63,578
   01/01/2011 to 12/31/2011...........    $10.20       $ 9.84        22,561
   01/01/2012 to 12/31/2012...........    $ 9.84       $10.76        21,520
AST MFS GLOBAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.33       $11.01         6,858
   01/01/2010 to 12/31/2010...........    $11.01       $12.01        12,938
   01/01/2011 to 12/31/2011...........    $12.01       $11.33         5,269
   01/01/2012 to 12/31/2012...........    $11.33       $13.57         3,362
AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.93       $ 9.58         7,736
   01/01/2010 to 12/31/2010...........    $ 9.58       $10.51         8,723
   01/01/2011 to 12/31/2011...........    $10.51       $10.18         3,745
   01/01/2012 to 12/31/2012...........    $10.18       $11.60        12,102
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........    $10.00       $10.16             0
AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.05       $ 9.30         8,401
   01/01/2010 to 12/31/2010...........    $ 9.30       $11.19        30,309
   01/01/2011 to 12/31/2011...........    $11.19       $10.52        11,640
   01/01/2012 to 12/31/2012...........    $10.52       $12.13        14,025
AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.32       $10.14       186,292
   01/01/2010 to 12/31/2010...........    $10.14       $ 9.88        56,299
   01/01/2011 to 12/31/2011...........    $ 9.88       $ 9.62        49,295
   01/01/2012 to 12/31/2012...........    $ 9.62       $ 9.36        40,412
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.67       $ 8.99        13,800
   01/01/2010 to 12/31/2010...........    $ 8.99       $10.81        36,557
   01/01/2011 to 12/31/2011...........    $10.81       $10.26        11,055
   01/01/2012 to 12/31/2012...........    $10.26       $11.70        14,944
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.05             0
   01/01/2012 to 12/31/2012...........    $10.05       $10.26           780
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.41       $10.38         8,686
   01/01/2010 to 12/31/2010...........    $10.38       $13.00        18,742
   01/01/2011 to 12/31/2011...........    $13.00       $12.87         5,978
   01/01/2012 to 12/31/2012...........    $12.87       $14.08        12,258

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.84       $ 8.27         9,909
   01/01/2010 to 12/31/2010...........    $ 8.27       $ 9.69        15,269
   01/01/2011 to 04/29/2011...........    $ 9.69       $10.83             0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.25        10,230
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.14       $ 8.99        15,797
   01/01/2010 to 12/31/2010...........    $ 8.99       $10.71        34,990
   01/01/2011 to 12/31/2011...........    $10.71       $ 8.31        11,571
   01/01/2012 to 12/31/2012...........    $ 8.31       $ 9.54        15,406
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.59       $11.07        27,342
   01/01/2010 to 12/31/2010...........    $11.07       $11.20        33,522
   01/01/2011 to 12/31/2011...........    $11.20       $11.14        14,026
   01/01/2012 to 12/31/2012...........    $11.14       $11.36         8,601
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $10.49       $11.57       100,899
   01/01/2010 to 12/31/2010...........    $11.57       $12.13       259,444
   01/01/2011 to 12/31/2011...........    $12.13       $12.18        94,206
   01/01/2012 to 12/31/2012...........    $12.18       $12.97        96,756
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.86       $10.22       159,770
   01/01/2010 to 12/31/2010...........    $10.22       $11.00       172,519
   01/01/2011 to 12/31/2011...........    $11.00       $10.81        76,467
   01/01/2012 to 12/31/2012...........    $10.81       $11.62        85,882
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.05             0
   01/01/2012 to 12/31/2012...........    $10.05       $10.48           623
AST QMA US EQUITY ALPHA PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.28       $ 7.95           440
   01/01/2010 to 12/31/2010...........    $ 7.95       $ 8.90         3,799
   01/01/2011 to 12/31/2011...........    $ 8.90       $ 8.97         1,298
   01/01/2012 to 12/31/2012...........    $ 8.97       $10.37         2,513
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.84             0
   01/01/2012 to 12/31/2012...........    $ 8.84       $ 9.74             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.32       $ 8.95        77,197
   01/01/2010 to 12/31/2010...........    $ 8.95       $ 9.96       101,506
   01/01/2011 to 12/31/2011...........    $ 9.96       $ 9.47        41,550
   01/01/2012 to 12/31/2012...........    $ 9.47       $10.68        44,657
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.98       $ 9.76       101,532
   01/01/2010 to 12/31/2010...........    $ 9.76       $10.62       180,063
   01/01/2011 to 12/31/2011...........    $10.62       $ 9.99        67,956
   01/01/2012 to 12/31/2012...........    $ 9.99       $10.81        77,240
AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.46       $ 9.76         4,989
   01/01/2010 to 12/31/2010...........    $ 9.76       $12.96         8,672
   01/01/2011 to 12/31/2011...........    $12.96       $12.49         3,795
   01/01/2012 to 12/31/2012...........    $12.49       $13.64         9,240
AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.42       $ 9.59        57,584
   01/01/2010 to 12/31/2010...........    $ 9.59       $11.76        57,699
   01/01/2011 to 12/31/2011...........    $11.76       $10.77        18,951
   01/01/2012 to 12/31/2012...........    $10.77       $12.38        25,564
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.41       $10.14       110,706
   01/01/2010 to 12/31/2010...........    $10.14       $11.01       148,995
   01/01/2011 to 12/31/2011...........    $11.01       $10.93        63,515
   01/01/2012 to 12/31/2012...........    $10.93       $12.08        75,183
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.07       $ 7.73        14,808
   01/01/2010 to 12/31/2010...........    $ 7.73       $ 8.52        17,597
   01/01/2011 to 12/31/2011...........    $ 8.52       $ 8.16         8,102
   01/01/2012 to 12/31/2012...........    $ 8.16       $ 9.32        19,482
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.71       $10.73        31,524
   01/01/2010 to 12/31/2010...........    $10.73       $11.04        39,047
   01/01/2011 to 12/31/2011...........    $11.04       $11.19        17,715
   01/01/2012 to 12/31/2012...........    $11.19       $11.46        17,456
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.57       $11.25        13,227
   01/01/2010 to 12/31/2010...........    $11.25       $12.68        16,377
   01/01/2011 to 12/31/2011...........    $12.68       $12.14         5,215
   01/01/2012 to 12/31/2012...........    $12.14       $13.89         7,212
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.56       $12.71        61,248
   01/01/2010 to 12/31/2010...........    $12.71       $14.91        92,333
   01/01/2011 to 12/31/2011...........    $14.91       $12.35        29,413
   01/01/2012 to 12/31/2012...........    $12.35       $12.45        34,645

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.67       $ 8.42        36,911
   01/01/2010 to 12/31/2010...........    $ 8.42       $ 9.40        54,929
   01/01/2011 to 12/31/2011...........    $ 9.40       $ 8.83        15,323
   01/01/2012 to 12/31/2012...........    $ 8.83       $ 9.55        21,695
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 9.32       $ 9.99        50,536
   01/01/2010 to 12/31/2010...........    $ 9.99       $10.49        80,747
   01/01/2011 to 12/31/2011...........    $10.49       $10.83        33,098
   01/01/2012 to 12/31/2012...........    $10.83       $11.37        41,891
EVERGREEN VA GROWTH FUND
   05/01/2009 to 12/31/2009...........    $ 8.26       $10.35             0
   01/01/2010 to 07/16/2010...........    $10.35       $10.08             0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009...........    $ 7.46       $ 9.41         2,694
   01/01/2010 to 07/16/2010...........    $ 9.41       $ 8.89             0
EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009...........    $ 9.09       $11.76         1,366
   01/01/2010 to 07/16/2010...........    $11.76       $10.93             0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.33       $ 6.98           214
   01/01/2010 to 12/31/2010...........    $ 6.98       $ 8.08           376
   01/01/2011 to 12/31/2011...........    $ 8.08       $ 7.01            79
   01/01/2012 to 12/31/2012...........    $ 7.01       $ 7.77             0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2009 to 12/31/2009...........    $ 6.59       $ 8.35       206,785
   01/01/2010 to 12/31/2010...........    $ 8.35       $ 8.97       267,746
   01/01/2011 to 12/31/2011...........    $ 8.97       $ 8.58       115,073
   01/01/2012 to 09/21/2012...........    $ 8.58       $ 9.54             0
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 8.61       $12.35         9,823
   01/01/2010 to 12/31/2010...........    $12.35       $13.19         9,210
   01/01/2011 to 12/31/2011...........    $13.19       $11.88         2,325
   01/01/2012 to 12/31/2012...........    $11.88       $14.50         4,266
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.11           821
   01/01/2012 to 04/27/2012...........    $ 8.11       $ 9.17             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.06           392
   01/01/2012 to 12/31/2012...........    $ 9.06       $10.47           544
INVESCO V.I. DYNAMICS FUND - SERIES I
   05/01/2009 to 12/31/2009...........    $ 7.18       $ 9.37           964
   01/01/2010 to 12/31/2010...........    $ 9.37       $11.29         1,855
   01/01/2011 to 04/29/2011...........    $11.29       $12.53             0
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
   05/01/2009 to 12/31/2009...........    $ 3.21       $ 4.48         1,270
   01/01/2010 to 12/31/2010...........    $ 4.48       $ 4.81         2,100
   01/01/2011 to 04/29/2011...........    $ 4.81       $ 5.06             0
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
   05/01/2009 to 12/31/2009...........    $ 8.36       $10.67         1,728
   01/01/2010 to 12/31/2010...........    $10.67       $10.94         1,668
   01/01/2011 to 12/31/2011...........    $10.94       $11.07           716
   01/01/2012 to 12/31/2012...........    $11.07       $13.03           948
INVESCO V.I. TECHNOLOGY FUND - SERIES I
   05/01/2009 to 12/31/2009...........    $ 7.51       $ 9.92             0
   01/01/2010 to 12/31/2010...........    $ 9.92       $11.72             0
   01/01/2011 to 12/31/2011...........    $11.72       $10.83             0
   01/01/2012 to 12/31/2012...........    $10.83       $11.73             0
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
   04/27/2012* to 12/31/2012..........    $10.05       $ 9.70         1,134
NASDAQ TARGET 15 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.36       $ 7.37             0
   01/01/2010 to 12/31/2010...........    $ 7.37       $ 9.35             0
   01/01/2011 to 12/31/2011...........    $ 9.35       $ 9.22             0
   01/01/2012 to 12/31/2012...........    $ 9.22       $10.14             0
NVIT DEVELOPING MARKETS FUND
   05/01/2009 to 12/31/2009...........    $ 9.93       $14.18        40,036
   01/01/2010 to 12/31/2010...........    $14.18       $16.03        36,238
   01/01/2011 to 12/31/2011...........    $16.03       $12.11         7,991
   01/01/2012 to 12/31/2012...........    $12.11       $13.77        23,728
PROFUND VP ASIA 30
   05/01/2009 to 12/31/2009...........    $11.40       $15.60             0
   01/01/2010 to 12/31/2010...........    $15.60       $17.29             0
   01/01/2011 to 12/31/2011...........    $17.29       $12.29             0
   01/01/2012 to 12/31/2012...........    $12.29       $13.82             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BANKS
   05/01/2009 to 12/31/2009...........    $ 3.04       $ 3.88             0
   01/01/2010 to 12/31/2010...........    $ 3.88       $ 4.09             0
   01/01/2011 to 12/31/2011...........    $ 4.09       $ 2.92             0
   01/01/2012 to 12/31/2012...........    $ 2.92       $ 3.79             0
PROFUND VP BASIC MATERIALS
   05/01/2009 to 12/31/2009...........    $ 7.24       $10.16        12,634
   01/01/2010 to 12/31/2010...........    $10.16       $12.83         8,573
   01/01/2011 to 12/31/2011...........    $12.83       $10.47         2,409
   01/01/2012 to 12/31/2012...........    $10.47       $11.06         3,899
PROFUND VP BEAR
   05/01/2009 to 12/31/2009...........    $10.99       $ 8.07             0
   01/01/2010 to 12/31/2010...........    $ 8.07       $ 6.46             0
   01/01/2011 to 12/31/2011...........    $ 6.46       $ 5.73             0
   01/01/2012 to 12/31/2012...........    $ 5.73       $ 4.65             0
PROFUND VP BIOTECHNOLOGY
   05/01/2009 to 12/31/2009...........    $10.90       $12.16             0
   01/01/2010 to 12/31/2010...........    $12.16       $12.44             0
   01/01/2011 to 12/31/2011...........    $12.44       $12.91             0
   01/01/2012 to 12/31/2012...........    $12.91       $17.68             0
PROFUND VP BULL
   05/01/2009 to 12/31/2009...........    $ 6.62       $ 8.31         1,719
   01/01/2010 to 12/31/2010...........    $ 8.31       $ 9.11             0
   01/01/2011 to 12/31/2011...........    $ 9.11       $ 8.87             0
   01/01/2012 to 12/31/2012...........    $ 8.87       $ 9.83             0
PROFUND VP CONSUMER GOODS PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.58       $ 9.46             0
   01/01/2010 to 12/31/2010...........    $ 9.46       $10.81           180
   01/01/2011 to 12/31/2011...........    $10.81       $11.26             0
   01/01/2012 to 12/31/2012...........    $11.26       $12.15             0
PROFUND VP CONSUMER SERVICES
   05/01/2009 to 12/31/2009...........    $ 6.52       $ 8.03         5,204
   01/01/2010 to 12/31/2010...........    $ 8.03       $ 9.49           212
   01/01/2011 to 12/31/2011...........    $ 9.49       $ 9.74             0
   01/01/2012 to 12/31/2012...........    $ 9.74       $11.58             0
PROFUND VP EUROPE 30
   05/01/2009 to 12/31/2009...........    $ 6.99       $ 9.36             0
   01/01/2010 to 12/31/2010...........    $ 9.36       $ 9.35             0
   01/01/2011 to 12/31/2011...........    $ 9.35       $ 8.29             0
   01/01/2012 to 12/31/2012...........    $ 8.29       $ 9.41             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP FINANCIALS
   05/01/2009 to 12/31/2009...........    $ 3.92       $ 5.12        3,519
   01/01/2010 to 12/31/2010...........    $ 5.12       $ 5.53        4,649
   01/01/2011 to 12/31/2011...........    $ 5.53       $ 4.64        1,408
   01/01/2012 to 12/31/2012...........    $ 4.64       $ 5.63        2,549
PROFUND VP HEALTH CARE
   05/01/2009 to 12/31/2009...........    $ 7.49       $ 9.57          705
   01/01/2010 to 12/31/2010...........    $ 9.57       $ 9.58        1,966
   01/01/2011 to 12/31/2011...........    $ 9.58       $10.27          599
   01/01/2012 to 12/31/2012...........    $10.27       $11.73          768
PROFUND VP INDUSTRIALS
   05/01/2009 to 12/31/2009...........    $ 6.63       $ 8.35            0
   01/01/2010 to 12/31/2010...........    $ 8.35       $10.06          294
   01/01/2011 to 12/31/2011...........    $10.06       $ 9.62          201
   01/01/2012 to 12/31/2012...........    $ 9.62       $10.84          230
PROFUND VP INTERNET
   05/01/2009 to 12/31/2009...........    $ 9.25       $12.51            0
   01/01/2010 to 12/31/2010...........    $12.51       $16.47            0
   01/01/2011 to 12/31/2011...........    $16.47       $14.93            0
   01/01/2012 to 12/31/2012...........    $14.93       $17.40            0
PROFUND VP JAPAN
   05/01/2009 to 12/31/2009...........    $ 7.08       $ 7.84            0
   01/01/2010 to 12/31/2010...........    $ 7.84       $ 7.14            0
   01/01/2011 to 12/31/2011...........    $ 7.14       $ 5.66            0
   01/01/2012 to 12/31/2012...........    $ 5.66       $ 6.77            0
PROFUND VP LARGE-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 7.02       $ 8.78            0
   01/01/2010 to 12/31/2010...........    $ 8.78       $ 9.67          243
   01/01/2011 to 12/31/2011...........    $ 9.67       $ 9.71            0
   01/01/2012 to 12/31/2012...........    $ 9.71       $10.65            0
PROFUND VP LARGE-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 6.16       $ 7.76            0
   01/01/2010 to 12/31/2010...........    $ 7.76       $ 8.53            0
   01/01/2011 to 12/31/2011...........    $ 8.53       $ 8.20            0
   01/01/2012 to 12/31/2012...........    $ 8.20       $ 9.21            0
PROFUND VP MID-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 7.55       $ 9.53            0
   01/01/2010 to 12/31/2010...........    $ 9.53       $11.91          504
   01/01/2011 to 12/31/2011...........    $11.91       $11.26          209
   01/01/2012 to 12/31/2012...........    $11.26       $12.65          508

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 7.04       $ 9.02            0
   01/01/2010 to 12/31/2010...........    $ 9.02       $10.58            0
   01/01/2011 to 12/31/2011...........    $10.58       $ 9.90            0
   01/01/2012 to 12/31/2012...........    $ 9.90       $11.23          200
PROFUND VP NASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 7.93       $10.31            0
   01/01/2010 to 12/31/2010...........    $10.31       $11.86            0
   01/01/2011 to 12/31/2011...........    $11.86       $11.72            0
   01/01/2012 to 12/31/2012...........    $11.72       $13.26            0
PROFUND VP OIL & GAS
   05/01/2009 to 12/31/2009...........    $ 9.92       $11.45        6,547
   01/01/2010 to 12/31/2010...........    $11.45       $13.12        3,236
   01/01/2011 to 12/31/2011...........    $13.12       $13.06        1,649
   01/01/2012 to 12/31/2012...........    $13.06       $13.09        1,244
PROFUND VP PHARMACEUTICALS
   05/01/2009 to 12/31/2009...........    $ 7.06       $ 9.18          116
   01/01/2010 to 12/31/2010...........    $ 9.18       $ 8.98          471
   01/01/2011 to 12/31/2011...........    $ 8.98       $10.15          350
   01/01/2012 to 12/31/2012...........    $10.15       $11.05          309
PROFUND VP PRECIOUS METALS
   05/01/2009 to 12/31/2009...........    $ 9.78       $13.31            0
   01/01/2010 to 12/31/2010...........    $13.31       $17.22            0
   01/01/2011 to 12/31/2011...........    $17.22       $13.55            0
   01/01/2012 to 12/31/2012...........    $13.55       $11.27            0
PROFUND VP REAL ESTATE
   05/01/2009 to 12/31/2009...........    $ 5.54       $ 8.05        1,440
   01/01/2010 to 12/31/2010...........    $ 8.05       $ 9.77        1,103
   01/01/2011 to 12/31/2011...........    $ 9.77       $ 9.97          292
   01/01/2012 to 12/31/2012...........    $ 9.97       $11.37          356
PROFUND VP RISING RATES OPPORTUNITY
   05/01/2009 to 12/31/2009...........    $ 6.95       $ 7.00        1,983
   01/01/2010 to 12/31/2010...........    $ 7.00       $ 5.73        4,321
   01/01/2011 to 12/31/2011...........    $ 5.73       $ 3.48        1,971
   01/01/2012 to 12/31/2012...........    $ 3.48       $ 3.16        2,279
PROFUND VP SEMICONDUCTOR
   05/01/2009 to 12/31/2009...........    $ 5.78       $ 7.86            0
   01/01/2010 to 12/31/2010...........    $ 7.86       $ 8.60            0
   01/01/2011 to 12/31/2011...........    $ 8.60       $ 8.04            0
   01/01/2012 to 12/31/2012...........    $ 8.04       $ 7.50            0
PROFUND VP SHORT MID-CAP
   05/01/2009 to 12/31/2009...........    $ 9.03       $ 6.42            0
   01/01/2010 to 12/31/2010...........    $ 6.42       $ 4.63            0
   01/01/2011 to 12/31/2011...........    $ 4.63       $ 4.14            0
   01/01/2012 to 12/31/2012...........    $ 4.14       $ 3.27            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT NASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 8.92       $ 6.32            0
   01/01/2010 to 12/31/2010...........    $ 6.32       $ 4.85            0
   01/01/2011 to 12/31/2011...........    $ 4.85       $ 4.22            0
   01/01/2012 to 12/31/2012...........    $ 4.22       $ 3.34            0
PROFUND VP SHORT SMALL-CAP
   05/01/2009 to 12/31/2009...........    $ 8.87       $ 6.39            0
   01/01/2010 to 12/31/2010...........    $ 6.39       $ 4.42            0
   01/01/2011 to 12/31/2011...........    $ 4.42       $ 3.91            0
   01/01/2012 to 12/31/2012...........    $ 3.91       $ 3.09            0
PROFUND VP SMALL-CAP GROWTH
   05/01/2009 to 12/31/2009...........    $ 7.09       $ 8.88            0
   01/01/2010 to 12/31/2010...........    $ 8.88       $10.87          396
   01/01/2011 to 12/31/2011...........    $10.87       $10.72           38
   01/01/2012 to 12/31/2012...........    $10.72       $11.74          287
PROFUND VP SMALL-CAP VALUE
   05/01/2009 to 12/31/2009...........    $ 6.80       $ 8.43          625
   01/01/2010 to 12/31/2010...........    $ 8.43       $10.02          509
   01/01/2011 to 12/31/2011...........    $10.02       $ 9.36          300
   01/01/2012 to 12/31/2012...........    $ 9.36       $10.58          318
PROFUND VP TECHNOLOGY
   05/01/2009 to 12/31/2009...........    $ 7.85       $10.54            0
   01/01/2010 to 12/31/2010...........    $10.54       $11.36            0
   01/01/2011 to 12/31/2011...........    $11.36       $10.91            0
   01/01/2012 to 12/31/2012...........    $10.91       $11.72            0
PROFUND VP TELECOMMUNICATIONS
   05/01/2009 to 12/31/2009...........    $ 8.31       $ 8.98            0
   01/01/2010 to 12/31/2010...........    $ 8.98       $10.12          239
   01/01/2011 to 12/31/2011...........    $10.12       $10.03            0
   01/01/2012 to 12/31/2012...........    $10.03       $11.38            0
PROFUND VP U.S. GOVERNMENT PLUS
   05/01/2009 to 12/31/2009...........    $11.23       $10.07          298
   01/01/2010 to 12/31/2010...........    $10.07       $10.80        1,744
   01/01/2011 to 12/31/2011...........    $10.80       $15.08        1,541
   01/01/2012 to 12/31/2012...........    $15.08       $14.83        1,014
PROFUND VP ULTRABULL
   05/01/2009 to 12/31/2009...........    $ 3.45       $ 5.40            0
   01/01/2010 to 12/31/2010...........    $ 5.40       $ 6.42            0
   01/01/2011 to 12/31/2011...........    $ 6.42       $ 5.95            0
   01/01/2012 to 12/31/2012...........    $ 5.95       $ 7.47            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRAMID-CAP
   05/01/2009 to 12/31/2009...........    $ 4.03       $ 6.48            0
   01/01/2010 to 12/31/2010...........    $ 6.48       $ 9.44            0
   01/01/2011 to 12/31/2011...........    $ 9.44       $ 7.94            0
   01/01/2012 to 12/31/2012...........    $ 7.94       $10.24            0
PROFUND VP ULTRANASDAQ-100
   05/01/2009 to 12/31/2009...........    $ 4.71       $ 8.01            0
   01/01/2010 to 12/31/2010...........    $ 8.01       $10.54            0
   01/01/2011 to 12/31/2011...........    $10.54       $10.14            0
   01/01/2012 to 12/31/2012...........    $10.14       $13.21            0
PROFUND VP ULTRASMALL-CAP
   05/01/2009 to 12/31/2009...........    $ 3.17       $ 4.98            0
   01/01/2010 to 12/31/2010...........    $ 4.98       $ 7.19            0
   01/01/2011 to 12/31/2011...........    $ 7.19       $ 5.68            0
   01/01/2012 to 12/31/2012...........    $ 5.68       $ 7.17            0
PROFUND VP UTILITIES
   05/01/2009 to 12/31/2009...........    $ 8.48       $10.12            0
   01/01/2010 to 12/31/2010...........    $10.12       $10.43        3,356
   01/01/2011 to 12/31/2011...........    $10.43       $11.94        1,527
   01/01/2012 to 12/31/2012...........    $11.94       $11.64        2,109
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 7.54       $ 9.93           35
   01/01/2010 to 12/31/2010...........    $ 9.93       $11.02           24
   01/01/2011 to 12/31/2011...........    $11.02       $ 9.13            0
   01/01/2012 to 12/31/2012...........    $ 9.13       $10.88            0
S&P TARGET 24 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.93       $ 8.30        2,264
   01/01/2010 to 12/31/2010...........    $ 8.30       $ 9.64        2,158
   01/01/2011 to 12/31/2011...........    $ 9.64       $10.18        1,013
   01/01/2012 to 12/31/2012...........    $10.18       $10.85        1,334

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
TARGET MANAGED VIP PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.83       $ 7.15        1,112
   01/01/2010 to 12/31/2010...........    $ 7.15       $ 8.29          841
   01/01/2011 to 12/31/2011...........    $ 8.29       $ 7.94          297
   01/01/2012 to 12/31/2012...........    $ 7.94       $ 8.73          292
THE DOW DART 10 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 6.76       $ 8.84          923
   01/01/2010 to 12/31/2010...........    $ 8.84       $10.05          759
   01/01/2011 to 12/31/2011...........    $10.05       $10.54          186
   01/01/2012 to 12/31/2012...........    $10.54       $11.36          240
THE DOW TARGET DIVIDEND PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.19       $ 7.06        2,234
   01/01/2010 to 12/31/2010...........    $ 7.06       $ 8.00        1,739
   01/01/2011 to 12/31/2011...........    $ 8.00       $ 8.26          425
   01/01/2012 to 12/31/2012...........    $ 8.26       $ 8.49          647
VALUE LINE TARGET 25 PORTFOLIO
   05/01/2009 to 12/31/2009...........    $ 5.41       $ 5.89            0
   01/01/2010 to 12/31/2010...........    $ 5.89       $ 7.47            0
   01/01/2011 to 12/31/2011...........    $ 7.47       $ 5.48            0
   01/01/2012 to 12/31/2012...........    $ 5.48       $ 6.47            0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   05/01/2009 to 12/31/2009...........    $ 6.78       $ 8.22        1,309
   01/01/2010 to 07/16/2010...........    $ 8.22       $ 7.85            0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 8.91       $10.72        2,060
   01/01/2011 to 12/31/2011...........    $10.72       $ 9.10          775
   01/01/2012 to 12/31/2012...........    $ 9.10       $10.07        1,130
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $ 7.85       $ 9.11        1,063
   01/01/2011 to 12/31/2011...........    $ 9.11       $ 8.67          613
   01/01/2012 to 12/31/2012...........    $ 8.67       $10.09          649
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $10.93       $13.72        1,684
   01/01/2011 to 12/31/2011...........    $13.72       $12.64          457
   01/01/2012 to 12/31/2012...........    $12.64       $14.86          898
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.19            0
   01/01/2011 to 12/31/2011...........    $12.19       $11.35            0
   01/01/2012 to 12/31/2012...........    $11.35       $11.95            0



* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH LT5, HAV & EBP OR WITH ANY COMBO 5% OR HDV & LT5
 OR GMWB, HDV AND EBP OR HD GRO 60 BPS AND COMBO DB OR HD GRO, EBP AND HAV OR GRO PLUS 2008 60 BPS AND COMBO DB OR GRO PLUS 2008 60 BPS, EBP AND HAV (2.75%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.48               0
   01/01/2006 to 12/31/2006...........    $10.48       $11.17               0
   01/01/2007 to 12/31/2007...........    $11.17       $11.43               0
   01/01/2008 to 12/31/2008...........    $11.43       $10.60               0
   01/01/2009 to 12/31/2009...........    $10.60       $12.05               0
   01/01/2010 to 12/31/2010...........    $12.05       $13.64               0
   01/01/2011 to 12/31/2011...........    $13.64       $13.63               0
   01/01/2012 to 12/31/2012...........    $13.63       $15.12               0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01         749,654
   01/01/2006 to 12/31/2006...........    $10.01       $10.88      11,657,870
   01/01/2007 to 12/31/2007...........    $10.88       $11.55      20,110,042
   01/01/2008 to 12/31/2008...........    $11.55       $ 7.66      14,373,567
   01/01/2009 to 12/31/2009...........    $ 7.66       $ 9.26      14,068,558
   01/01/2010 to 12/31/2010...........    $ 9.26       $10.09      13,024,320
   01/01/2011 to 12/31/2011...........    $10.09       $ 9.55      11,569,697
   01/01/2012 to 12/31/2012...........    $ 9.55       $10.45      11,019,117
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.57       3,971,389
   01/01/2007 to 12/31/2007...........    $10.57       $11.25       7,713,337
   01/01/2008 to 12/31/2008...........    $11.25       $ 7.68       5,500,810
   01/01/2009 to 12/31/2009...........    $ 7.68       $ 9.43       5,313,878
   01/01/2010 to 12/31/2010...........    $ 9.43       $10.42       5,174,676
   01/01/2011 to 12/31/2011...........    $10.42       $10.15       4,769,958
   01/01/2012 to 12/31/2012...........    $10.15       $11.22       4,620,835
AST ALGER ALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/02/2005...........    $10.09       $11.61               0
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   03/14/2005 to 12/02/2005...........    $10.05       $11.23               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.07       $10.24          1,392
   01/01/2006 to 12/31/2006...........    $10.24       $11.64          1,255
   01/01/2007 to 12/31/2007...........    $11.64       $11.30          1,285
   01/01/2008 to 12/31/2008...........    $11.30       $ 7.17         66,069
   01/01/2009 to 12/31/2009...........    $ 7.17       $ 8.21        134,326
   01/01/2010 to 12/31/2010...........    $ 8.21       $ 9.10        139,961
   01/01/2011 to 12/31/2011...........    $ 9.10       $ 9.16        130,283
   01/01/2012 to 05/04/2012...........    $ 9.16       $ 9.92              0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02        104,850
   01/01/2006 to 12/31/2006...........    $10.02       $10.77      2,978,305
   01/01/2007 to 12/31/2007...........    $10.77       $11.43      5,772,908
   01/01/2008 to 12/31/2008...........    $11.43       $ 7.92      5,683,934
   01/01/2009 to 12/31/2009...........    $ 7.92       $ 9.50      6,336,587
   01/01/2010 to 12/31/2010...........    $ 9.50       $10.38      5,939,704
   01/01/2011 to 12/31/2011...........    $10.38       $ 9.97      5,132,034
   01/01/2012 to 12/31/2012...........    $ 9.97       $10.90      4,991,638
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.10         81,289
   01/01/2012 to 12/31/2012...........    $ 9.10       $ 9.90        125,130
AST BLACKROCK VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.08       $10.62         28,998
   01/01/2006 to 12/31/2006...........    $10.62       $12.57          7,753
   01/01/2007 to 12/31/2007...........    $12.57       $12.37          8,258
   01/01/2008 to 12/31/2008...........    $12.37       $ 7.54         32,734
   01/01/2009 to 12/31/2009...........    $ 7.54       $ 8.67         94,318
   01/01/2010 to 12/31/2010...........    $ 8.67       $ 9.48         97,851
   01/01/2011 to 12/31/2011...........    $ 9.48       $ 9.18         66,863
   01/01/2012 to 12/31/2012...........    $ 9.18       $10.12         59,984
AST BOND PORTFOLIO 2015
   05/01/2009* to 12/31/2009..........    $ 9.96       $ 9.94              0
   01/01/2010 to 12/31/2010...........    $ 9.94       $10.58              0
   01/01/2011 to 12/31/2011...........    $10.58       $10.94              0
   01/01/2012 to 12/31/2012...........    $10.94       $10.96              0
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........    $ 9.94       $ 9.56         11,040
   01/01/2010 to 12/31/2010...........    $ 9.56       $10.28         93,883
   01/01/2011 to 12/31/2011...........    $10.28       $10.97        178,433
   01/01/2012 to 12/31/2012...........    $10.97       $11.11        108,948

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.66         100,923
   01/01/2011 to 12/31/2011...........    $10.66       $11.55         236,487
   01/01/2012 to 12/31/2012...........    $11.55       $11.81         144,668
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........    $ 9.92       $ 9.63               0
   01/01/2010 to 12/31/2010...........    $ 9.63       $10.41               0
   01/01/2011 to 12/31/2011...........    $10.41       $11.50         498,352
   01/01/2012 to 12/31/2012...........    $11.50       $11.82         460,033
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........    $ 9.91       $ 9.53               0
   01/01/2010 to 12/31/2010...........    $ 9.53       $10.32               0
   01/01/2011 to 12/31/2011...........    $10.32       $11.64               0
   01/01/2012 to 12/31/2012...........    $11.64       $11.98          59,662
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........    $ 9.88       $ 9.21               0
   01/01/2010 to 12/31/2010...........    $ 9.21       $10.01           5,662
   01/01/2011 to 12/31/2011...........    $10.01       $11.56               0
   01/01/2012 to 12/31/2012...........    $11.56       $11.95               0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.90           6,485
   01/01/2011 to 12/31/2011...........    $10.90       $12.76         220,611
   01/01/2012 to 12/31/2012...........    $12.76       $13.25         156,242
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.90         115,924
   01/01/2012 to 12/31/2012...........    $11.90       $12.25         137,718
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........    $10.00       $10.30               0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00       1,248,275
   01/01/2006 to 12/31/2006...........    $10.00       $11.05      18,199,900
   01/01/2007 to 12/31/2007...........    $11.05       $11.79      34,242,570
   01/01/2008 to 12/31/2008...........    $11.79       $ 7.46      22,886,838
   01/01/2009 to 12/31/2009...........    $ 7.46       $ 9.10      21,369,395
   01/01/2010 to 12/31/2010...........    $ 9.10       $10.03      20,534,825
   01/01/2011 to 12/31/2011...........    $10.03       $ 9.52      18,278,067
   01/01/2012 to 12/31/2012...........    $ 9.52       $10.52      17,046,081
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.03          24,908
   01/01/2008 to 12/31/2008...........    $10.03       $ 7.06         546,227
   01/01/2009 to 12/31/2009...........    $ 7.06       $ 8.48         612,794
   01/01/2010 to 12/31/2010...........    $ 8.48       $ 9.22         678,507
   01/01/2011 to 12/31/2011...........    $ 9.22       $ 8.81         704,346
   01/01/2012 to 12/31/2012...........    $ 8.81       $ 9.45         716,857

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.15       $11.91           1,262
   01/01/2006 to 12/31/2006...........    $11.91       $15.83               0
   01/01/2007 to 12/31/2007...........    $15.83       $12.33             824
   01/01/2008 to 12/31/2008...........    $12.33       $ 7.79          21,023
   01/01/2009 to 12/31/2009...........    $ 7.79       $ 9.99          28,425
   01/01/2010 to 12/31/2010...........    $ 9.99       $12.50          23,414
   01/01/2011 to 12/31/2011...........    $12.50       $12.96          16,257
   01/01/2012 to 12/31/2012...........    $12.96       $14.54          17,946
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $ 9.93           5,438
   01/01/2006 to 12/31/2006...........    $ 9.93       $11.58           1,623
   01/01/2007 to 12/31/2007...........    $11.58       $ 9.26           2,034
   01/01/2008 to 07/18/2008...........    $ 9.26       $ 8.43               0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $10.86       1,308,598
   01/01/2006 to 12/31/2006...........    $10.86       $11.92       1,004,868
   01/01/2007 to 12/31/2007...........    $11.92       $12.89         886,922
   01/01/2008 to 12/31/2008...........    $12.89       $ 7.01         886,512
   01/01/2009 to 12/31/2009...........    $ 7.01       $ 9.04         783,199
   01/01/2010 to 12/31/2010...........    $ 9.04       $11.66         644,217
   01/01/2011 to 12/31/2011...........    $11.66       $ 9.85         634,564
   01/01/2012 to 12/31/2012...........    $ 9.85       $11.50         540,643
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99          28,266
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 7.07         170,502
   01/01/2009 to 12/31/2009...........    $ 7.07       $ 8.34         142,867
   01/01/2010 to 12/31/2010...........    $ 8.34       $ 9.19         189,668
   01/01/2011 to 12/31/2011...........    $ 9.19       $ 8.71         335,020
   01/01/2012 to 12/31/2012...........    $ 8.71       $ 9.63         316,539
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.49       3,679,426
   01/01/2007 to 12/31/2007...........    $10.49       $11.07       7,784,050
   01/01/2008 to 12/31/2008...........    $11.07       $ 7.05       4,724,451
   01/01/2009 to 12/31/2009...........    $ 7.05       $ 8.49       4,989,521
   01/01/2010 to 12/31/2010...........    $ 8.49       $ 9.45       4,449,367
   01/01/2011 to 12/31/2011...........    $ 9.45       $ 9.05       3,957,348
   01/01/2012 to 12/31/2012...........    $ 9.05       $ 9.74       3,825,117
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.39       4,639,467
   01/01/2007 to 12/31/2007...........    $10.39       $11.26      11,205,684
   01/01/2008 to 12/31/2008...........    $11.26       $ 6.49       6,453,177
   01/01/2009 to 12/31/2009...........    $ 6.49       $ 7.95       6,777,176
   01/01/2010 to 12/31/2010...........    $ 7.95       $ 9.20       6,943,038
   01/01/2011 to 12/31/2011...........    $ 9.20       $ 8.39       6,149,329
   01/01/2012 to 12/31/2012...........    $ 8.39       $ 9.22       5,860,428

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.43         36,314
   01/01/2009 to 11/13/2009...........    $ 7.43       $ 8.23              0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.67        699,627
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.17       $ 6.08              0
   01/01/2009 to 12/31/2009...........    $ 6.08       $ 7.99            169
   01/01/2010 to 12/31/2010...........    $ 7.99       $ 9.34          1,069
   01/01/2011 to 12/31/2011...........    $ 9.34       $ 8.63             41
   01/01/2012 to 12/31/2012...........    $ 8.63       $10.64             43
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $10.66              0
   01/01/2006 to 12/31/2006...........    $10.66       $11.40              0
   01/01/2007 to 12/31/2007...........    $11.40       $12.64              0
   01/01/2008 to 12/31/2008...........    $12.64       $ 7.34              0
   01/01/2009 to 12/31/2009...........    $ 7.34       $10.67         23,102
   01/01/2010 to 12/31/2010...........    $10.67       $11.44          2,702
   01/01/2011 to 12/31/2011...........    $11.44       $10.69            515
   01/01/2012 to 12/31/2012...........    $10.69       $12.45            504
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.17      6,507,114
   01/01/2006 to 12/31/2006...........    $10.17       $11.60      4,545,057
   01/01/2007 to 12/31/2007...........    $11.60       $11.86      4,043,618
   01/01/2008 to 12/31/2008...........    $11.86       $ 6.84      3,921,585
   01/01/2009 to 12/31/2009...........    $ 6.84       $ 7.93      3,736,575
   01/01/2010 to 12/31/2010...........    $ 7.93       $ 8.70      3,487,393
   01/01/2011 to 12/31/2011...........    $ 8.70       $ 8.00      3,233,607
   01/01/2012 to 12/31/2012...........    $ 8.00       $ 9.31      2,781,572
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $10.48        817,664
   01/01/2006 to 12/31/2006...........    $10.48       $10.83        609,710
   01/01/2007 to 12/31/2007...........    $10.83       $12.57        476,675
   01/01/2008 to 12/31/2008...........    $12.57       $ 7.24        455,277
   01/01/2009 to 12/31/2009...........    $ 7.24       $11.06        368,594
   01/01/2010 to 12/31/2010...........    $11.06       $12.89        333,876
   01/01/2011 to 12/31/2011...........    $12.89       $12.16        300,190
   01/01/2012 to 12/31/2012...........    $12.16       $14.15        254,265

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.46            146
   01/01/2006 to 12/31/2006...........    $10.46       $11.93            203
   01/01/2007 to 12/31/2007...........    $11.93       $11.00            300
   01/01/2008 to 12/31/2008...........    $11.00       $ 7.85            300
   01/01/2009 to 12/31/2009...........    $ 7.85       $ 9.68          6,717
   01/01/2010 to 12/31/2010...........    $ 9.68       $11.94         11,846
   01/01/2011 to 12/31/2011...........    $11.94       $11.76          7,042
   01/01/2012 to 12/31/2012...........    $11.76       $13.23          7,306
AST HIGH YIELD PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.98       $ 9.77          2,373
   01/01/2006 to 12/31/2006...........    $ 9.77       $10.48          2,667
   01/01/2007 to 12/31/2007...........    $10.48       $10.45          2,124
   01/01/2008 to 12/31/2008...........    $10.45       $ 7.56            612
   01/01/2009 to 12/31/2009...........    $ 7.56       $ 9.97          3,635
   01/01/2010 to 12/31/2010...........    $ 9.97       $11.01         11,027
   01/01/2011 to 12/31/2011...........    $11.01       $11.04         16,943
   01/01/2012 to 12/31/2012...........    $11.04       $12.23         15,860
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.16         18,359
   01/01/2008 to 12/31/2008...........    $10.16       $ 7.49        173,075
   01/01/2009 to 12/31/2009...........    $ 7.49       $ 8.98        605,824
   01/01/2010 to 12/31/2010...........    $ 8.98       $ 9.75        587,582
   01/01/2011 to 12/31/2011...........    $ 9.75       $ 9.43        521,789
   01/01/2012 to 12/31/2012...........    $ 9.43       $10.10        479,505
AST INTERNATIONAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.92       $11.18      3,223,931
   01/01/2006 to 12/31/2006...........    $11.18       $13.16      2,271,879
   01/01/2007 to 12/31/2007...........    $13.16       $15.23      1,888,969
   01/01/2008 to 12/31/2008...........    $15.23       $ 7.37      2,040,211
   01/01/2009 to 12/31/2009...........    $ 7.37       $ 9.70      1,756,999
   01/01/2010 to 12/31/2010...........    $ 9.70       $10.80      1,629,992
   01/01/2011 to 12/31/2011...........    $10.80       $ 9.15      1,618,582
   01/01/2012 to 12/31/2012...........    $ 9.15       $10.70      1,397,860
AST INTERNATIONAL VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.92       $10.61         73,916
   01/01/2006 to 12/31/2006...........    $10.61       $13.15        157,797
   01/01/2007 to 12/31/2007...........    $13.15       $15.06        256,629
   01/01/2008 to 12/31/2008...........    $15.06       $ 8.20        224,154
   01/01/2009 to 12/31/2009...........    $ 8.20       $10.41        236,523
   01/01/2010 to 12/31/2010...........    $10.41       $11.25        211,511
   01/01/2011 to 12/31/2011...........    $11.25       $ 9.56        184,715
   01/01/2012 to 12/31/2012...........    $ 9.56       $10.85        187,032

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.17         36,388
   01/01/2008 to 12/31/2008...........    $10.17       $ 6.86        219,525
   01/01/2009 to 12/31/2009...........    $ 6.86       $ 8.45        480,661
   01/01/2010 to 12/31/2010...........    $ 8.45       $ 9.35        357,471
   01/01/2011 to 12/31/2011...........    $ 9.35       $ 9.04        442,021
   01/01/2012 to 12/31/2012...........    $ 9.04       $ 9.99        451,421
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.01       $10.53              0
   01/01/2006 to 12/31/2006...........    $10.53       $11.38              0
   01/01/2007 to 12/31/2007...........    $11.38       $11.28      1,604,442
   01/01/2008 to 12/31/2008...........    $11.28       $ 9.04      2,783,277
   01/01/2009 to 12/31/2009...........    $ 9.04       $10.72      2,224,281
   01/01/2010 to 12/31/2010...........    $10.72       $11.19      1,988,412
   01/01/2011 to 12/31/2011...........    $11.19       $10.91      1,688,955
   01/01/2012 to 12/31/2012...........    $10.91       $11.74      1,693,869
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.28            935
   01/01/2010 to 12/31/2010...........    $10.28       $11.12         19,360
   01/01/2011 to 12/31/2011...........    $11.12       $10.89            677
   01/01/2012 to 12/31/2012...........    $10.89       $12.20          1,274
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.29              0
   01/01/2010 to 12/31/2010...........    $10.29       $11.38          8,757
   01/01/2011 to 12/31/2011...........    $11.38       $10.41          2,019
   01/01/2012 to 12/31/2012...........    $10.41       $11.47          2,084
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.91       $10.56        199,618
   01/01/2006 to 12/31/2006...........    $10.56       $12.61        146,199
   01/01/2007 to 12/31/2007...........    $12.61       $13.41        130,200
   01/01/2008 to 12/31/2008...........    $13.41       $ 7.65        156,046
   01/01/2009 to 12/31/2009...........    $ 7.65       $10.10        131,776
   01/01/2010 to 12/31/2010...........    $10.10       $10.53        115,802
   01/01/2011 to 12/31/2011...........    $10.53       $ 9.31        108,976
   01/01/2012 to 12/31/2012...........    $ 9.31       $11.03         95,646
AST LARGE-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.08       $10.46        208,695
   01/01/2006 to 12/31/2006...........    $10.46       $12.05        464,610
   01/01/2007 to 12/31/2007...........    $12.05       $11.37        767,352
   01/01/2008 to 12/31/2008...........    $11.37       $ 6.47        711,595
   01/01/2009 to 12/31/2009...........    $ 6.47       $ 7.51        619,447
   01/01/2010 to 12/31/2010...........    $ 7.51       $ 8.27        561,803
   01/01/2011 to 12/31/2011...........    $ 8.27       $ 7.70        505,503
   01/01/2012 to 12/31/2012...........    $ 7.70       $ 8.76        516,662

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $ 9.86      1,664,015
   01/01/2006 to 12/31/2006...........    $ 9.86       $10.53      1,315,435
   01/01/2007 to 12/31/2007...........    $10.53       $10.86      1,141,313
   01/01/2008 to 12/31/2008...........    $10.86       $ 8.10        917,378
   01/01/2009 to 12/31/2009...........    $ 8.10       $10.61        769,735
   01/01/2010 to 12/31/2010...........    $10.61       $11.70        687,638
   01/01/2011 to 12/31/2011...........    $11.70       $12.54        544,117
   01/01/2012 to 12/31/2012...........    $12.54       $12.92        540,532
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.13       $10.80      6,051,062
   01/01/2006 to 12/31/2006...........    $10.80       $11.27      4,932,382
   01/01/2007 to 12/31/2007...........    $11.27       $12.60      4,332,425
   01/01/2008 to 12/31/2008...........    $12.60       $ 6.90      4,155,036
   01/01/2009 to 12/31/2009...........    $ 6.90       $ 8.71      3,679,697
   01/01/2010 to 12/31/2010...........    $ 8.71       $10.14      3,268,952
   01/01/2011 to 12/31/2011...........    $10.14       $ 9.77      2,896,966
   01/01/2012 to 12/31/2012...........    $ 9.77       $10.67      2,645,643
AST MFS GLOBAL EQUITY PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.97       $10.38          5,972
   01/01/2006 to 12/31/2006...........    $10.38       $12.55          2,983
   01/01/2007 to 12/31/2007...........    $12.55       $13.35          2,847
   01/01/2008 to 12/31/2008...........    $13.35       $ 8.57          1,149
   01/01/2009 to 12/31/2009...........    $ 8.57       $10.96         33,124
   01/01/2010 to 12/31/2010...........    $10.96       $11.94         11,249
   01/01/2011 to 12/31/2011...........    $11.94       $11.25          5,180
   01/01/2012 to 12/31/2012...........    $11.25       $13.47          4,869
AST MFS GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $10.66        517,291
   01/01/2006 to 12/31/2006...........    $10.66       $11.37        321,176
   01/01/2007 to 12/31/2007...........    $11.37       $12.73        269,807
   01/01/2008 to 12/31/2008...........    $12.73       $ 7.88        336,505
   01/01/2009 to 12/31/2009...........    $ 7.88       $ 9.53        373,427
   01/01/2010 to 12/31/2010...........    $ 9.53       $10.45        344,635
   01/01/2011 to 12/31/2011...........    $10.45       $10.10        305,235
   01/01/2012 to 12/31/2012...........    $10.10       $11.51        275,846
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........    $10.00       $10.15              0
AST MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.06       $10.26              0
   01/01/2006 to 12/31/2006...........    $10.26       $11.40              0
   01/01/2007 to 12/31/2007...........    $11.40       $11.39         11,487
   01/01/2008 to 12/31/2008...........    $11.39       $ 6.85         31,374
   01/01/2009 to 12/31/2009...........    $ 6.85       $ 9.25         45,257
   01/01/2010 to 12/31/2010...........    $ 9.25       $11.12         47,273
   01/01/2011 to 12/31/2011...........    $11.12       $10.45         40,723
   01/01/2012 to 12/31/2012...........    $10.45       $12.03         33,606

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $10.01        125,063
   01/01/2006 to 12/31/2006...........    $10.01       $10.18        103,753
   01/01/2007 to 12/31/2007...........    $10.18       $10.38         96,280
   01/01/2008 to 12/31/2008...........    $10.38       $10.35         66,488
   01/01/2009 to 12/31/2009...........    $10.35       $10.09        234,920
   01/01/2010 to 12/31/2010...........    $10.09       $ 9.82        137,154
   01/01/2011 to 12/31/2011...........    $ 9.82       $ 9.55        472,914
   01/01/2012 to 12/31/2012...........    $ 9.55       $ 9.29        104,195
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.02       $10.78      1,285,712
   01/01/2006 to 12/31/2006...........    $10.78       $11.62        950,935
   01/01/2007 to 12/31/2007...........    $11.62       $11.65        844,128
   01/01/2008 to 12/31/2008...........    $11.65       $ 6.54        807,471
   01/01/2009 to 12/31/2009...........    $ 6.54       $ 8.95        660,293
   01/01/2010 to 12/31/2010...........    $ 8.95       $10.74        566,838
   01/01/2011 to 12/31/2011...........    $10.74       $10.19        505,579
   01/01/2012 to 12/31/2012...........    $10.19       $11.61        442,637
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.05              0
   01/01/2012 to 12/31/2012...........    $10.05       $10.25            734
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $11.23          1,405
   01/01/2006 to 12/31/2006...........    $11.23       $12.46          1,129
   01/01/2007 to 12/31/2007...........    $12.46       $14.80         10,034
   01/01/2008 to 12/31/2008...........    $14.80       $ 8.18         13,098
   01/01/2009 to 12/31/2009...........    $ 8.18       $10.32         15,142
   01/01/2010 to 12/31/2010...........    $10.32       $12.92         17,341
   01/01/2011 to 12/31/2011...........    $12.92       $12.78         13,465
   01/01/2012 to 12/31/2012...........    $12.78       $13.96         11,418
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.01       $10.22            684
   01/01/2006 to 12/31/2006...........    $10.22       $10.71            698
   01/01/2007 to 12/31/2007...........    $10.71       $12.36            604
   01/01/2008 to 12/31/2008...........    $12.36       $ 6.91              0
   01/01/2009 to 12/31/2009...........    $ 6.91       $ 8.23          4,451
   01/01/2010 to 12/31/2010...........    $ 8.23       $ 9.63          4,271
   01/01/2011 to 04/29/2011...........    $ 9.63       $10.76              0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.25        114,505

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.55              0
   01/01/2009 to 12/31/2009...........    $ 5.55       $ 8.98          5,582
   01/01/2010 to 12/31/2010...........    $ 8.98       $10.68         14,634
   01/01/2011 to 12/31/2011...........    $10.68       $ 8.28          5,061
   01/01/2012 to 12/31/2012...........    $ 8.28       $ 9.50          1,147
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $ 9.96      4,098,126
   01/01/2006 to 12/31/2006...........    $ 9.96       $10.06      3,462,277
   01/01/2007 to 12/31/2007...........    $10.06       $10.45      3,119,485
   01/01/2008 to 12/31/2008...........    $10.45       $10.27      1,831,410
   01/01/2009 to 12/31/2009...........    $10.27       $11.01      1,839,963
   01/01/2010 to 12/31/2010...........    $11.01       $11.13      1,801,999
   01/01/2011 to 12/31/2011...........    $11.13       $11.07      1,557,369
   01/01/2012 to 12/31/2012...........    $11.07       $11.27      1,546,186
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.99       $10.06      1,060,546
   01/01/2006 to 12/31/2006...........    $10.06       $10.15      1,656,324
   01/01/2007 to 12/31/2007...........    $10.15       $10.69      2,012,250
   01/01/2008 to 12/31/2008...........    $10.69       $10.16      1,054,793
   01/01/2009 to 12/31/2009...........    $10.16       $11.51      1,375,344
   01/01/2010 to 12/31/2010...........    $11.51       $12.06      1,368,149
   01/01/2011 to 12/31/2011...........    $12.06       $12.10      1,237,359
   01/01/2012 to 12/31/2012...........    $12.10       $12.86      1,205,692
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03         18,697
   01/01/2006 to 12/31/2006...........    $10.03       $10.53      1,359,706
   01/01/2007 to 12/31/2007...........    $10.53       $11.13      3,034,236
   01/01/2008 to 12/31/2008...........    $11.13       $ 8.72      6,872,223
   01/01/2009 to 12/31/2009...........    $ 8.72       $10.17      6,225,654
   01/01/2010 to 12/31/2010...........    $10.17       $10.94      7,022,300
   01/01/2011 to 12/31/2011...........    $10.94       $10.75      6,797,345
   01/01/2012 to 12/31/2012...........    $10.75       $11.53      7,065,435
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.05              0
   01/01/2012 to 12/31/2012...........    $10.05       $10.47          6,357
AST QMA US EQUITY ALPHA PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.31          1,928
   01/01/2006 to 12/31/2006...........    $10.31       $11.29          1,479
   01/01/2007 to 12/31/2007...........    $11.29       $11.20          1,511
   01/01/2008 to 12/31/2008...........    $11.20       $ 6.68          1,642
   01/01/2009 to 12/31/2009...........    $ 6.68       $ 7.91          1,562
   01/01/2010 to 12/31/2010...........    $ 7.91       $ 8.85          1,465
   01/01/2011 to 12/31/2011...........    $ 8.85       $ 8.90          1,332
   01/01/2012 to 12/31/2012...........    $ 8.90       $10.29          2,969

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.83          4,084
   01/01/2012 to 12/31/2012...........    $ 8.83       $ 9.72          3,027
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.49         53,627
   01/01/2008 to 12/31/2008...........    $11.49       $ 7.24        238,666
   01/01/2009 to 12/31/2009...........    $ 7.24       $ 8.93        306,220
   01/01/2010 to 12/31/2010...........    $ 8.93       $ 9.93        431,763
   01/01/2011 to 12/31/2011...........    $ 9.93       $ 9.43        485,563
   01/01/2012 to 12/31/2012...........    $ 9.43       $10.63        610,855
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $10.22              0
   01/01/2006 to 12/31/2006...........    $10.22       $10.90              0
   01/01/2007 to 12/31/2007...........    $10.90       $11.55        394,516
   01/01/2008 to 12/31/2008...........    $11.55       $ 7.84        302,212
   01/01/2009 to 12/31/2009...........    $ 7.84       $ 9.71        918,973
   01/01/2010 to 12/31/2010...........    $ 9.71       $10.56      1,157,010
   01/01/2011 to 12/31/2011...........    $10.56       $ 9.92      1,126,904
   01/01/2012 to 12/31/2012...........    $ 9.92       $10.73        973,027
AST SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $10.34         35,838
   01/01/2006 to 12/31/2006...........    $10.34       $11.32         85,450
   01/01/2007 to 12/31/2007...........    $11.32       $11.79        134,033
   01/01/2008 to 12/31/2008...........    $11.79       $ 7.45        105,226
   01/01/2009 to 12/31/2009...........    $ 7.45       $ 9.71         94,190
   01/01/2010 to 12/31/2010...........    $ 9.71       $12.88         86,506
   01/01/2011 to 12/31/2011...........    $12.88       $12.40         67,451
   01/01/2012 to 12/31/2012...........    $12.40       $13.53         59,463
AST SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.55      1,620,167
   01/01/2006 to 12/31/2006...........    $10.55       $12.32      1,224,900
   01/01/2007 to 12/31/2007...........    $12.32       $11.30      1,300,514
   01/01/2008 to 12/31/2008...........    $11.30       $ 7.73      1,085,374
   01/01/2009 to 12/31/2009...........    $ 7.73       $ 9.54        986,424
   01/01/2010 to 12/31/2010...........    $ 9.54       $11.69        834,033
   01/01/2011 to 12/31/2011...........    $11.69       $10.69        755,910
   01/01/2012 to 12/31/2012...........    $10.69       $12.28        673,282

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $10.26              0
   01/01/2006 to 12/31/2006...........    $10.26       $11.23        132,697
   01/01/2007 to 12/31/2007...........    $11.23       $11.61      3,353,734
   01/01/2008 to 12/31/2008...........    $11.61       $ 8.36      2,219,906
   01/01/2009 to 12/31/2009...........    $ 8.36       $10.09      2,268,251
   01/01/2010 to 12/31/2010...........    $10.09       $10.94      2,381,502
   01/01/2011 to 12/31/2011...........    $10.94       $10.86      2,168,883
   01/01/2012 to 12/31/2012...........    $10.86       $11.98      2,361,251
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.08       $10.22        215,250
   01/01/2006 to 12/31/2006...........    $10.22       $12.06        465,909
   01/01/2007 to 12/31/2007...........    $12.06       $11.31        698,695
   01/01/2008 to 12/31/2008...........    $11.31       $ 6.39        571,504
   01/01/2009 to 12/31/2009...........    $ 6.39       $ 7.69        533,127
   01/01/2010 to 12/31/2010...........    $ 7.69       $ 8.47        487,723
   01/01/2011 to 12/31/2011...........    $ 8.47       $ 8.10        434,285
   01/01/2012 to 12/31/2012...........    $ 8.10       $ 9.24        432,573
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.95       $ 9.36      1,654,788
   01/01/2006 to 12/31/2006...........    $ 9.36       $ 9.68      1,204,466
   01/01/2007 to 12/31/2007...........    $ 9.68       $10.32      1,018,776
   01/01/2008 to 12/31/2008...........    $10.32       $ 9.79        548,544
   01/01/2009 to 12/31/2009...........    $ 9.79       $10.67        574,127
   01/01/2010 to 12/31/2010...........    $10.67       $10.98        590,706
   01/01/2011 to 12/31/2011...........    $10.98       $11.11        493,366
   01/01/2012 to 12/31/2012...........    $11.11       $11.37        476,186
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.02       $12.01              0
   01/01/2006 to 12/31/2006...........    $12.01       $12.34        390,337
   01/01/2007 to 12/31/2007...........    $12.34       $12.99        677,351
   01/01/2008 to 12/31/2008...........    $12.99       $ 7.51        604,930
   01/01/2009 to 12/31/2009...........    $ 7.51       $11.19        537,628
   01/01/2010 to 12/31/2010...........    $11.19       $12.61        480,201
   01/01/2011 to 12/31/2011...........    $12.61       $12.05        398,072
   01/01/2012 to 12/31/2012...........    $12.05       $13.78        342,729
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $11.63              0
   01/01/2006 to 12/31/2006...........    $11.63       $13.11              0
   01/01/2007 to 12/31/2007...........    $13.11       $17.91              0
   01/01/2008 to 12/31/2008...........    $17.91       $ 8.71              0
   01/01/2009 to 12/31/2009...........    $ 8.71       $12.65          7,087
   01/01/2010 to 12/31/2010...........    $12.65       $14.82          8,663
   01/01/2011 to 12/31/2011...........    $14.82       $12.26          6,782
   01/01/2012 to 12/31/2012...........    $12.26       $12.35          2,177

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99             0
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.24             0
   01/01/2007 to 12/31/2007...........    $11.24       $11.97             0
   01/01/2008 to 12/31/2008...........    $11.97       $ 6.71             0
   01/01/2009 to 12/31/2009...........    $ 6.71       $ 8.39        96,451
   01/01/2010 to 12/31/2010...........    $ 8.39       $ 9.35        45,397
   01/01/2011 to 12/31/2011...........    $ 9.35       $ 8.78       134,227
   01/01/2012 to 12/31/2012...........    $ 8.78       $ 9.48       161,285
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.97       159,292
   01/01/2008 to 12/31/2008...........    $ 9.97       $ 9.19       669,023
   01/01/2009 to 12/31/2009...........    $ 9.19       $ 9.97       350,809
   01/01/2010 to 12/31/2010...........    $ 9.97       $10.46       293,625
   01/01/2011 to 12/31/2011...........    $10.46       $10.78       311,846
   01/01/2012 to 12/31/2012...........    $10.78       $11.31       262,032
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.35             0
   01/01/2006 to 12/31/2006...........    $11.35       $12.25             0
   01/01/2007 to 12/31/2007...........    $12.25       $13.23             0
   01/01/2008 to 12/31/2008...........    $13.23       $ 7.57             0
   01/01/2009 to 12/31/2009...........    $ 7.57       $10.30           615
   01/01/2010 to 07/16/2010...........    $10.30       $10.02             0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   03/14/2005 to 12/31/2005...........    $ 9.90       $10.90         7,851
   01/01/2006 to 12/31/2006...........    $10.90       $13.06         2,565
   01/01/2007 to 12/31/2007...........    $13.06       $14.60         2,324
   01/01/2008 to 12/31/2008...........    $14.60       $ 8.31           500
   01/01/2009 to 12/31/2009...........    $ 8.31       $ 9.37           885
   01/01/2010 to 07/16/2010...........    $ 9.37       $ 8.85             0
EVERGREEN VA OMEGA FUND
   03/14/2005 to 12/31/2005...........    $10.02       $10.52             0
   01/01/2006 to 12/31/2006...........    $10.52       $10.84             0
   01/01/2007 to 12/31/2007...........    $10.84       $11.81             0
   01/01/2008 to 12/31/2008...........    $11.81       $ 8.36             0
   01/01/2009 to 12/31/2009...........    $ 8.36       $11.70        20,953
   01/01/2010 to 07/16/2010...........    $11.70       $10.87             0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $ 9.76             0
   01/01/2006 to 12/31/2006...........    $ 9.76       $ 9.87             0
   01/01/2007 to 12/31/2007...........    $ 9.87       $10.15             0
   01/01/2008 to 12/31/2008...........    $10.15       $ 5.54             0
   01/01/2009 to 12/31/2009...........    $ 5.54       $ 6.94             0
   01/01/2010 to 12/31/2010...........    $ 6.94       $ 8.03             0
   01/01/2011 to 12/31/2011...........    $ 8.03       $ 6.96             0
   01/01/2012 to 12/31/2012...........    $ 6.96       $ 7.71             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.59       185,871
   01/01/2009 to 12/31/2009...........    $ 6.59       $ 8.34       456,043
   01/01/2010 to 12/31/2010...........    $ 8.34       $ 8.94       720,669
   01/01/2011 to 12/31/2011...........    $ 8.94       $ 8.55       818,485
   01/01/2012 to 09/21/2012...........    $ 8.55       $ 9.50             0
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $10.85             0
   01/01/2006 to 12/31/2006...........    $10.85       $14.61             0
   01/01/2007 to 12/31/2007...........    $14.61       $16.10             0
   01/01/2008 to 12/31/2008...........    $16.10       $ 8.96             0
   01/01/2009 to 12/31/2009...........    $ 8.96       $12.29         3,434
   01/01/2010 to 12/31/2010...........    $12.29       $13.12         3,295
   01/01/2011 to 12/31/2011...........    $13.12       $11.80             0
   01/01/2012 to 12/31/2012...........    $11.80       $14.39             0
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.11             0
   01/01/2012 to 04/27/2012...........    $ 8.11       $ 9.16             0
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.05             0
   01/01/2012 to 12/31/2012...........    $ 9.05       $10.45             0
INVESCO V.I. DYNAMICS FUND - SERIES I
   03/14/2005 to 12/31/2005...........    $10.05       $10.82         2,363
   01/01/2006 to 12/31/2006...........    $10.82       $12.22           651
   01/01/2007 to 12/31/2007...........    $12.22       $13.33           598
   01/01/2008 to 12/31/2008...........    $13.33       $ 6.73             0
   01/01/2009 to 12/31/2009...........    $ 6.73       $ 9.32             0
   01/01/2010 to 12/31/2010...........    $ 9.32       $11.22             0
   01/01/2011 to 04/29/2011...........    $11.22       $12.45             0
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
   03/14/2005 to 12/31/2005...........    $10.06       $10.65             0
   01/01/2006 to 12/31/2006...........    $10.65       $12.06             0
   01/01/2007 to 12/31/2007...........    $12.06       $ 9.12             0
   01/01/2008 to 12/31/2008...........    $ 9.12       $ 3.60             0
   01/01/2009 to 12/31/2009...........    $ 3.60       $ 4.46         6,325
   01/01/2010 to 12/31/2010...........    $ 4.46       $ 4.78         5,778
   01/01/2011 to 04/29/2011...........    $ 4.78       $ 5.03             0
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
   03/14/2005 to 12/31/2005...........    $10.06       $11.07             0
   01/01/2006 to 12/31/2006...........    $11.07       $11.33             0
   01/01/2007 to 12/31/2007...........    $11.33       $12.32             0
   01/01/2008 to 12/31/2008...........    $12.32       $ 8.55             0
   01/01/2009 to 12/31/2009...........    $ 8.55       $10.62             0
   01/01/2010 to 12/31/2010...........    $10.62       $10.87             0
   01/01/2011 to 12/31/2011...........    $10.87       $10.99             0
   01/01/2012 to 12/31/2012...........    $10.99       $12.92         1,682

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. TECHNOLOGY FUND - SERIES I
   03/14/2005 to 12/31/2005...........    $10.00       $10.62             0
   01/01/2006 to 12/31/2006...........    $10.62       $11.42             0
   01/01/2007 to 12/31/2007...........    $11.42       $11.95             0
   01/01/2008 to 12/31/2008...........    $11.95       $ 6.45             0
   01/01/2009 to 12/31/2009...........    $ 6.45       $ 9.88             0
   01/01/2010 to 12/31/2010...........    $ 9.88       $11.65             0
   01/01/2011 to 12/31/2011...........    $11.65       $10.76             0
   01/01/2012 to 12/31/2012...........    $10.76       $11.64             0
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
   04/27/2012* to 12/31/2012..........    $10.05       $ 9.69             0
NASDAQ TARGET 15 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.06       $10.77             0
   01/01/2006 to 12/31/2006...........    $10.77       $11.41             0
   01/01/2007 to 12/31/2007...........    $11.41       $13.50             0
   01/01/2008 to 12/31/2008...........    $13.50       $ 6.45             0
   01/01/2009 to 12/31/2009...........    $ 6.45       $ 7.33             0
   01/01/2010 to 12/31/2010...........    $ 7.33       $ 9.30             0
   01/01/2011 to 12/31/2011...........    $ 9.30       $ 9.16             0
   01/01/2012 to 12/31/2012...........    $ 9.16       $10.06             0
NVIT DEVELOPING MARKETS FUND
   03/14/2005 to 12/31/2005...........    $ 9.88       $11.95         4,157
   01/01/2006 to 12/31/2006...........    $11.95       $15.64           465
   01/01/2007 to 12/31/2007...........    $15.64       $21.83           453
   01/01/2008 to 12/31/2008...........    $21.83       $ 8.94           789
   01/01/2009 to 12/31/2009...........    $ 8.94       $14.11        11,746
   01/01/2010 to 12/31/2010...........    $14.11       $15.94         7,649
   01/01/2011 to 12/31/2011...........    $15.94       $12.03         1,117
   01/01/2012 to 12/31/2012...........    $12.03       $13.66         2,525
PROFUND VP ASIA 30
   03/14/2005 to 12/31/2005...........    $10.00       $11.12             0
   01/01/2006 to 12/31/2006...........    $11.12       $15.06             0
   01/01/2007 to 12/31/2007...........    $15.06       $21.64             0
   01/01/2008 to 12/31/2008...........    $21.64       $10.35             0
   01/01/2009 to 12/31/2009...........    $10.35       $15.52             0
   01/01/2010 to 12/31/2010...........    $15.52       $17.19             0
   01/01/2011 to 12/31/2011...........    $17.19       $12.21             0
   01/01/2012 to 12/31/2012...........    $12.21       $13.71             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BANKS
   03/14/2005 to 12/31/2005...........    $10.08       $10.12            0
   01/01/2006 to 12/31/2006...........    $10.12       $11.36            0
   01/01/2007 to 12/31/2007...........    $11.36       $ 8.03            0
   01/01/2008 to 12/31/2008...........    $ 8.03       $ 4.15            0
   01/01/2009 to 12/31/2009...........    $ 4.15       $ 3.86            0
   01/01/2010 to 12/31/2010...........    $ 3.86       $ 4.07            0
   01/01/2011 to 12/31/2011...........    $ 4.07       $ 2.90            0
   01/01/2012 to 12/31/2012...........    $ 2.90       $ 3.76            0
PROFUND VP BASIC MATERIALS
   03/14/2005 to 12/31/2005...........    $ 9.98       $ 9.50            0
   01/01/2006 to 12/31/2006...........    $ 9.50       $10.67            0
   01/01/2007 to 12/31/2007...........    $10.67       $13.56            0
   01/01/2008 to 12/31/2008...........    $13.56       $ 6.40            0
   01/01/2009 to 12/31/2009...........    $ 6.40       $10.11        5,700
   01/01/2010 to 12/31/2010...........    $10.11       $12.75        2,719
   01/01/2011 to 12/31/2011...........    $12.75       $10.40            0
   01/01/2012 to 12/31/2012...........    $10.40       $10.97            0
PROFUND VP BEAR
   03/14/2005 to 12/31/2005...........    $ 9.94       $ 9.56            0
   01/01/2006 to 12/31/2006...........    $ 9.56       $ 8.60            0
   01/01/2007 to 12/31/2007...........    $ 8.60       $ 8.41            0
   01/01/2008 to 12/31/2008...........    $ 8.41       $11.45            0
   01/01/2009 to 12/31/2009...........    $11.45       $ 8.03        1,342
   01/01/2010 to 12/31/2010...........    $ 8.03       $ 6.42          269
   01/01/2011 to 12/31/2011...........    $ 6.42       $ 5.69            0
   01/01/2012 to 12/31/2012...........    $ 5.69       $ 4.61            0
PROFUND VP BIOTECHNOLOGY
   03/14/2005 to 12/31/2005...........    $10.48       $13.51            0
   01/01/2006 to 12/31/2006...........    $13.51       $12.60            0
   01/01/2007 to 12/31/2007...........    $12.60       $12.11            0
   01/01/2008 to 12/31/2008...........    $12.11       $12.00            0
   01/01/2009 to 12/31/2009...........    $12.00       $12.10            0
   01/01/2010 to 12/31/2010...........    $12.10       $12.37            0
   01/01/2011 to 12/31/2011...........    $12.37       $12.82            0
   01/01/2012 to 12/31/2012...........    $12.82       $17.54            0
PROFUND VP BULL
   03/14/2005 to 12/31/2005...........    $10.05       $10.14            0
   01/01/2006 to 12/31/2006...........    $10.14       $11.21            0
   01/01/2007 to 12/31/2007...........    $11.21       $11.29            0
   01/01/2008 to 12/31/2008...........    $11.29       $ 6.84            0
   01/01/2009 to 12/31/2009...........    $ 6.84       $ 8.27        3,484
   01/01/2010 to 12/31/2010...........    $ 8.27       $ 9.06            0
   01/01/2011 to 12/31/2011...........    $ 9.06       $ 8.81          816
   01/01/2012 to 12/31/2012...........    $ 8.81       $ 9.76          998

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER GOODS PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $ 9.75            0
   01/01/2006 to 12/31/2006...........    $ 9.75       $10.68            0
   01/01/2007 to 12/31/2007...........    $10.68       $11.17            0
   01/01/2008 to 12/31/2008...........    $11.17       $ 7.96            0
   01/01/2009 to 12/31/2009...........    $ 7.96       $ 9.42          589
   01/01/2010 to 12/31/2010...........    $ 9.42       $10.75        7,197
   01/01/2011 to 12/31/2011...........    $10.75       $11.18          998
   01/01/2012 to 12/31/2012...........    $11.18       $12.05        1,744
PROFUND VP CONSUMER SERVICES
   03/14/2005 to 12/31/2005...........    $10.04       $ 9.68            0
   01/01/2006 to 12/31/2006...........    $ 9.68       $10.55            0
   01/01/2007 to 12/31/2007...........    $10.55       $ 9.41            0
   01/01/2008 to 12/31/2008...........    $ 9.41       $ 6.28            0
   01/01/2009 to 12/31/2009...........    $ 6.28       $ 7.99        4,595
   01/01/2010 to 12/31/2010...........    $ 7.99       $ 9.43        3,330
   01/01/2011 to 12/31/2011...........    $ 9.43       $ 9.67        1,240
   01/01/2012 to 12/31/2012...........    $ 9.67       $11.49        1,877
PROFUND VP EUROPE 30
   03/14/2005 to 12/31/2005...........    $ 9.99       $10.44            0
   01/01/2006 to 12/31/2006...........    $10.44       $11.93            0
   01/01/2007 to 12/31/2007...........    $11.93       $13.29            0
   01/01/2008 to 12/31/2008...........    $13.29       $ 7.24            0
   01/01/2009 to 12/31/2009...........    $ 7.24       $ 9.31        8,044
   01/01/2010 to 12/31/2010...........    $ 9.31       $ 9.29        1,679
   01/01/2011 to 12/31/2011...........    $ 9.29       $ 8.23          907
   01/01/2012 to 12/31/2012...........    $ 8.23       $ 9.34        1,673
PROFUND VP FINANCIALS
   03/14/2005 to 12/31/2005...........    $10.08       $10.55            0
   01/01/2006 to 12/31/2006...........    $10.55       $12.04            0
   01/01/2007 to 12/31/2007...........    $12.04       $ 9.47            0
   01/01/2008 to 12/31/2008...........    $ 9.47       $ 4.55            0
   01/01/2009 to 12/31/2009...........    $ 4.55       $ 5.09            0
   01/01/2010 to 12/31/2010...........    $ 5.09       $ 5.49            0
   01/01/2011 to 12/31/2011...........    $ 5.49       $ 4.60            0
   01/01/2012 to 12/31/2012...........    $ 4.60       $ 5.58            0
PROFUND VP HEALTH CARE
   03/14/2005 to 12/31/2005...........    $10.09       $10.48            0
   01/01/2006 to 12/31/2006...........    $10.48       $10.73            0
   01/01/2007 to 12/31/2007...........    $10.73       $11.12            0
   01/01/2008 to 12/31/2008...........    $11.12       $ 8.19            0
   01/01/2009 to 12/31/2009...........    $ 8.19       $ 9.52          699
   01/01/2010 to 12/31/2010...........    $ 9.52       $ 9.52          343
   01/01/2011 to 12/31/2011...........    $ 9.52       $10.19        3,455
   01/01/2012 to 12/31/2012...........    $10.19       $11.64        3,856

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP INDUSTRIALS
   03/14/2005 to 12/31/2005...........    $10.06       $10.08             0
   01/01/2006 to 12/31/2006...........    $10.08       $10.95             0
   01/01/2007 to 12/31/2007...........    $10.95       $11.90             0
   01/01/2008 to 12/31/2008...........    $11.90       $ 6.88             0
   01/01/2009 to 12/31/2009...........    $ 6.88       $ 8.31         4,134
   01/01/2010 to 12/31/2010...........    $ 8.31       $10.00         3,430
   01/01/2011 to 12/31/2011...........    $10.00       $ 9.55         1,594
   01/01/2012 to 12/31/2012...........    $ 9.55       $10.75         2,885
PROFUND VP INTERNET
   03/14/2005 to 12/31/2005...........    $ 9.94       $12.74             0
   01/01/2006 to 12/31/2006...........    $12.74       $12.56             0
   01/01/2007 to 12/31/2007...........    $12.56       $13.46             0
   01/01/2008 to 12/31/2008...........    $13.46       $ 7.22             0
   01/01/2009 to 12/31/2009...........    $ 7.22       $12.45             0
   01/01/2010 to 12/31/2010...........    $12.45       $16.37             0
   01/01/2011 to 12/31/2011...........    $16.37       $14.82             0
   01/01/2012 to 12/31/2012...........    $14.82       $17.27             0
PROFUND VP JAPAN
   03/14/2005 to 12/31/2005...........    $ 9.95       $13.41             0
   01/01/2006 to 12/31/2006...........    $13.41       $14.45             0
   01/01/2007 to 12/31/2007...........    $14.45       $12.65             0
   01/01/2008 to 12/31/2008...........    $12.65       $ 7.28             0
   01/01/2009 to 12/31/2009...........    $ 7.28       $ 7.81         4,425
   01/01/2010 to 12/31/2010...........    $ 7.81       $ 7.10           722
   01/01/2011 to 12/31/2011...........    $ 7.10       $ 5.62           248
   01/01/2012 to 12/31/2012...........    $ 5.62       $ 6.72         1,676
PROFUND VP LARGE-CAP GROWTH
   03/14/2005 to 12/31/2005...........    $10.03       $10.01             0
   01/01/2006 to 12/31/2006...........    $10.01       $10.61             0
   01/01/2007 to 12/31/2007...........    $10.61       $11.04             0
   01/01/2008 to 12/31/2008...........    $11.04       $ 6.92             0
   01/01/2009 to 12/31/2009...........    $ 6.92       $ 8.73        40,553
   01/01/2010 to 12/31/2010...........    $ 8.73       $ 9.61         4,454
   01/01/2011 to 12/31/2011...........    $ 9.61       $ 9.64           353
   01/01/2012 to 12/31/2012...........    $ 9.64       $10.57           785
PROFUND VP LARGE-CAP VALUE
   03/14/2005 to 12/31/2005...........    $10.07       $10.22             0
   01/01/2006 to 12/31/2006...........    $10.22       $11.80             0
   01/01/2007 to 12/31/2007...........    $11.80       $11.49             0
   01/01/2008 to 12/31/2008...........    $11.49       $ 6.65             0
   01/01/2009 to 12/31/2009...........    $ 6.65       $ 7.73        44,390
   01/01/2010 to 12/31/2010...........    $ 7.73       $ 8.48           457
   01/01/2011 to 12/31/2011...........    $ 8.48       $ 8.14         4,407
   01/01/2012 to 12/31/2012...........    $ 8.14       $ 9.14             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP MID-CAP GROWTH
   03/14/2005 to 12/31/2005...........    $10.06       $10.78            0
   01/01/2006 to 12/31/2006...........    $10.78       $10.90            0
   01/01/2007 to 12/31/2007...........    $10.90       $11.84            0
   01/01/2008 to 12/31/2008...........    $11.84       $ 7.05            0
   01/01/2009 to 12/31/2009...........    $ 7.05       $ 9.48        1,928
   01/01/2010 to 12/31/2010...........    $ 9.48       $11.84        3,897
   01/01/2011 to 12/31/2011...........    $11.84       $11.18          537
   01/01/2012 to 12/31/2012...........    $11.18       $12.54          415
PROFUND VP MID-CAP VALUE
   03/14/2005 to 12/31/2005...........    $10.10       $10.62            0
   01/01/2006 to 12/31/2006...........    $10.62       $11.60            0
   01/01/2007 to 12/31/2007...........    $11.60       $11.39            0
   01/01/2008 to 12/31/2008...........    $11.39       $ 7.06            0
   01/01/2009 to 12/31/2009...........    $ 7.06       $ 8.98        1,667
   01/01/2010 to 12/31/2010...........    $ 8.98       $10.52        2,975
   01/01/2011 to 12/31/2011...........    $10.52       $ 9.83          459
   01/01/2012 to 12/31/2012...........    $ 9.83       $11.14        1,265
PROFUND VP NASDAQ-100
   03/14/2005 to 12/31/2005...........    $10.06       $10.57            0
   01/01/2006 to 12/31/2006...........    $10.57       $10.85            0
   01/01/2007 to 12/31/2007...........    $10.85       $12.40            0
   01/01/2008 to 12/31/2008...........    $12.40       $ 6.94            0
   01/01/2009 to 12/31/2009...........    $ 6.94       $10.26            0
   01/01/2010 to 12/31/2010...........    $10.26       $11.79            0
   01/01/2011 to 12/31/2011...........    $11.79       $11.64            0
   01/01/2012 to 12/31/2012...........    $11.64       $13.15            0
PROFUND VP OIL & GAS
   03/14/2005 to 12/31/2005...........    $10.07       $10.95            0
   01/01/2006 to 12/31/2006...........    $10.95       $12.84            0
   01/01/2007 to 12/31/2007...........    $12.84       $16.54            0
   01/01/2008 to 12/31/2008...........    $16.54       $10.14            0
   01/01/2009 to 12/31/2009...........    $10.14       $11.39        1,210
   01/01/2010 to 12/31/2010...........    $11.39       $13.05        2,407
   01/01/2011 to 12/31/2011...........    $13.05       $12.97        1,539
   01/01/2012 to 12/31/2012...........    $12.97       $12.98        1,877
PROFUND VP PHARMACEUTICALS
   03/14/2005 to 12/31/2005...........    $10.02       $ 9.46            0
   01/01/2006 to 12/31/2006...........    $ 9.46       $10.32            0
   01/01/2007 to 12/31/2007...........    $10.32       $10.27            0
   01/01/2008 to 12/31/2008...........    $10.27       $ 8.04            0
   01/01/2009 to 12/31/2009...........    $ 8.04       $ 9.13            0
   01/01/2010 to 12/31/2010...........    $ 9.13       $ 8.93            0
   01/01/2011 to 12/31/2011...........    $ 8.93       $10.08            0
   01/01/2012 to 12/31/2012...........    $10.08       $10.97            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP PRECIOUS METALS
   03/14/2005 to 12/31/2005...........    $ 9.89       $12.02            0
   01/01/2006 to 12/31/2006...........    $12.02       $12.55            0
   01/01/2007 to 12/31/2007...........    $12.55       $14.95            0
   01/01/2008 to 12/31/2008...........    $14.95       $10.06            0
   01/01/2009 to 12/31/2009...........    $10.06       $13.24        1,430
   01/01/2010 to 12/31/2010...........    $13.24       $17.12          999
   01/01/2011 to 12/31/2011...........    $17.12       $13.45            0
   01/01/2012 to 12/31/2012...........    $13.45       $11.18            0
PROFUND VP REAL ESTATE
   03/14/2005 to 12/31/2005...........    $10.15       $11.20            0
   01/01/2006 to 12/31/2006...........    $11.20       $14.43            0
   01/01/2007 to 12/31/2007...........    $14.43       $11.28            0
   01/01/2008 to 12/31/2008...........    $11.28       $ 6.44            0
   01/01/2009 to 12/31/2009...........    $ 6.44       $ 8.01        3,095
   01/01/2010 to 12/31/2010...........    $ 8.01       $ 9.72            0
   01/01/2011 to 12/31/2011...........    $ 9.72       $ 9.90          121
   01/01/2012 to 12/31/2012...........    $ 9.90       $11.28          148
PROFUND VP RISING RATES OPPORTUNITY
   03/14/2005 to 12/31/2005...........    $ 9.92       $ 9.10            0
   01/01/2006 to 12/31/2006...........    $ 9.10       $ 9.75            0
   01/01/2007 to 12/31/2007...........    $ 9.75       $ 8.99            0
   01/01/2008 to 12/31/2008...........    $ 8.99       $ 5.42            0
   01/01/2009 to 12/31/2009...........    $ 5.42       $ 6.97            0
   01/01/2010 to 12/31/2010...........    $ 6.97       $ 5.69            0
   01/01/2011 to 12/31/2011...........    $ 5.69       $ 3.46            0
   01/01/2012 to 12/31/2012...........    $ 3.46       $ 3.13            0
PROFUND VP SEMICONDUCTOR
   03/14/2005 to 12/31/2005...........    $10.04       $10.67            0
   01/01/2006 to 12/31/2006...........    $10.67       $ 9.64            0
   01/01/2007 to 12/31/2007...........    $ 9.64       $10.04            0
   01/01/2008 to 12/31/2008...........    $10.04       $ 4.90            0
   01/01/2009 to 12/31/2009...........    $ 4.90       $ 7.82            0
   01/01/2010 to 12/31/2010...........    $ 7.82       $ 8.55            0
   01/01/2011 to 12/31/2011...........    $ 8.55       $ 7.99            0
   01/01/2012 to 12/31/2012...........    $ 7.99       $ 7.44            0
PROFUND VP SHORT MID-CAP
   03/14/2005 to 12/31/2005...........    $ 9.93       $ 8.96            0
   01/01/2006 to 12/31/2006...........    $ 8.96       $ 8.39            0
   01/01/2007 to 12/31/2007...........    $ 8.39       $ 7.93            0
   01/01/2008 to 12/31/2008...........    $ 7.93       $10.17            0
   01/01/2009 to 12/31/2009...........    $10.17       $ 6.39            0
   01/01/2010 to 12/31/2010...........    $ 6.39       $ 4.61            0
   01/01/2011 to 12/31/2011...........    $ 4.61       $ 4.11            0
   01/01/2012 to 12/31/2012...........    $ 4.11       $ 3.24            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT NASDAQ-100
   03/14/2005 to 12/31/2005...........    $ 9.94       $ 9.16            0
   01/01/2006 to 12/31/2006...........    $ 9.16       $ 8.79            0
   01/01/2007 to 12/31/2007...........    $ 8.79       $ 7.56            0
   01/01/2008 to 12/31/2008...........    $ 7.56       $10.89            0
   01/01/2009 to 12/31/2009...........    $10.89       $ 6.28            0
   01/01/2010 to 12/31/2010...........    $ 6.28       $ 4.82            0
   01/01/2011 to 12/31/2011...........    $ 4.82       $ 4.19            0
   01/01/2012 to 12/31/2012...........    $ 4.19       $ 3.31            0
PROFUND VP SHORT SMALL-CAP
   03/14/2005 to 12/31/2005...........    $ 9.95       $ 9.19            0
   01/01/2006 to 12/31/2006...........    $ 9.19       $ 7.88            0
   01/01/2007 to 12/31/2007...........    $ 7.88       $ 8.01            0
   01/01/2008 to 12/31/2008...........    $ 8.01       $ 9.67            0
   01/01/2009 to 12/31/2009...........    $ 9.67       $ 6.36            0
   01/01/2010 to 12/31/2010...........    $ 6.36       $ 4.39            0
   01/01/2011 to 12/31/2011...........    $ 4.39       $ 3.88            0
   01/01/2012 to 12/31/2012...........    $ 3.88       $ 3.06            0
PROFUND VP SMALL-CAP GROWTH
   03/14/2005 to 12/31/2005...........    $10.04       $10.50        2,613
   01/01/2006 to 12/31/2006...........    $10.50       $11.10          901
   01/01/2007 to 12/31/2007...........    $11.10       $11.23          899
   01/01/2008 to 12/31/2008...........    $11.23       $ 7.20            0
   01/01/2009 to 12/31/2009...........    $ 7.20       $ 8.84            0
   01/01/2010 to 12/31/2010...........    $ 8.84       $10.81        2,784
   01/01/2011 to 12/31/2011...........    $10.81       $10.64          138
   01/01/2012 to 12/31/2012...........    $10.64       $11.64          153
PROFUND VP SMALL-CAP VALUE
   03/14/2005 to 12/31/2005...........    $10.04       $10.32          499
   01/01/2006 to 12/31/2006...........    $10.32       $11.78          470
   01/01/2007 to 12/31/2007...........    $11.78       $10.63          545
   01/01/2008 to 12/31/2008...........    $10.63       $ 7.16          580
   01/01/2009 to 12/31/2009...........    $ 7.16       $ 8.39          586
   01/01/2010 to 12/31/2010...........    $ 8.39       $ 9.96        3,373
   01/01/2011 to 12/31/2011...........    $ 9.96       $ 9.29          623
   01/01/2012 to 12/31/2012...........    $ 9.29       $10.50          603
PROFUND VP TECHNOLOGY
   03/14/2005 to 12/31/2005...........    $10.03       $10.56            0
   01/01/2006 to 12/31/2006...........    $10.56       $11.10            0
   01/01/2007 to 12/31/2007...........    $11.10       $12.35            0
   01/01/2008 to 12/31/2008...........    $12.35       $ 6.68            0
   01/01/2009 to 12/31/2009...........    $ 6.68       $10.49            0
   01/01/2010 to 12/31/2010...........    $10.49       $11.30            0
   01/01/2011 to 12/31/2011...........    $11.30       $10.84            0
   01/01/2012 to 12/31/2012...........    $10.84       $11.62            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP TELECOMMUNICATIONS
   03/14/2005 to 12/31/2005...........    $10.03       $ 9.76            0
   01/01/2006 to 12/31/2006...........    $ 9.76       $12.74            0
   01/01/2007 to 12/31/2007...........    $12.74       $13.43            0
   01/01/2008 to 12/31/2008...........    $13.43       $ 8.56            0
   01/01/2009 to 12/31/2009...........    $ 8.56       $ 8.94            0
   01/01/2010 to 12/31/2010...........    $ 8.94       $10.06            0
   01/01/2011 to 12/31/2011...........    $10.06       $ 9.96          905
   01/01/2012 to 12/31/2012...........    $ 9.96       $11.29        2,223
PROFUND VP U.S. GOVERNMENT PLUS
   03/14/2005 to 12/31/2005...........    $10.08       $10.57            0
   01/01/2006 to 12/31/2006...........    $10.57       $ 9.81            0
   01/01/2007 to 12/31/2007...........    $ 9.81       $10.50            0
   01/01/2008 to 12/31/2008...........    $10.50       $15.29            0
   01/01/2009 to 12/31/2009...........    $15.29       $10.02        1,056
   01/01/2010 to 12/31/2010...........    $10.02       $10.73          328
   01/01/2011 to 12/31/2011...........    $10.73       $14.98        1,042
   01/01/2012 to 12/31/2012...........    $14.98       $14.71          323
PROFUND VP ULTRABULL
   03/14/2005 to 12/31/2005...........    $10.11       $10.27            0
   01/01/2006 to 12/31/2006...........    $10.27       $12.29            0
   01/01/2007 to 12/31/2007...........    $12.29       $12.05            0
   01/01/2008 to 12/31/2008...........    $12.05       $ 3.82            0
   01/01/2009 to 12/31/2009...........    $ 3.82       $ 5.37            0
   01/01/2010 to 12/31/2010...........    $ 5.37       $ 6.38            0
   01/01/2011 to 12/31/2011...........    $ 6.38       $ 5.91            0
   01/01/2012 to 12/31/2012...........    $ 5.91       $ 7.41            0
PROFUND VP ULTRAMID-CAP
   03/14/2005 to 12/31/2005...........    $10.15       $11.41            0
   01/01/2006 to 12/31/2006...........    $11.41       $12.27            0
   01/01/2007 to 12/31/2007...........    $12.27       $12.65            0
   01/01/2008 to 12/31/2008...........    $12.65       $ 4.00            0
   01/01/2009 to 12/31/2009...........    $ 4.00       $ 6.45            0
   01/01/2010 to 12/31/2010...........    $ 6.45       $ 9.39            0
   01/01/2011 to 12/31/2011...........    $ 9.39       $ 7.88            0
   01/01/2012 to 12/31/2012...........    $ 7.88       $10.15            0
PROFUND VP ULTRANASDAQ-100
   03/14/2005 to 12/31/2005...........    $10.15       $11.06            0
   01/01/2006 to 12/31/2006...........    $11.06       $11.28            0
   01/01/2007 to 12/31/2007...........    $11.28       $14.10            0
   01/01/2008 to 12/31/2008...........    $14.10       $ 3.74            0
   01/01/2009 to 12/31/2009...........    $ 3.74       $ 7.97            0
   01/01/2010 to 12/31/2010...........    $ 7.97       $10.48            0
   01/01/2011 to 12/31/2011...........    $10.48       $10.07            0
   01/01/2012 to 12/31/2012...........    $10.07       $13.10            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRASMALL-CAP
   03/14/2005 to 12/31/2005...........    $10.12       $10.68            0
   01/01/2006 to 12/31/2006...........    $10.68       $13.09            0
   01/01/2007 to 12/31/2007...........    $13.09       $11.05            0
   01/01/2008 to 12/31/2008...........    $11.05       $ 3.63            0
   01/01/2009 to 12/31/2009...........    $ 3.63       $ 4.95            0
   01/01/2010 to 12/31/2010...........    $ 4.95       $ 7.15            0
   01/01/2011 to 12/31/2011...........    $ 7.15       $ 5.64            0
   01/01/2012 to 12/31/2012...........    $ 5.64       $ 7.11            0
PROFUND VP UTILITIES
   03/14/2005 to 12/31/2005...........    $10.17       $10.62            0
   01/01/2006 to 12/31/2006...........    $10.62       $12.32            0
   01/01/2007 to 12/31/2007...........    $12.32       $13.87            0
   01/01/2008 to 12/31/2008...........    $13.87       $ 9.35            0
   01/01/2009 to 12/31/2009...........    $ 9.35       $10.07            0
   01/01/2010 to 12/31/2010...........    $10.07       $10.37            0
   01/01/2011 to 12/31/2011...........    $10.37       $11.85        1,095
   01/01/2012 to 12/31/2012...........    $11.85       $11.54        1,471
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.93       $11.20        2,986
   01/01/2006 to 12/31/2006...........    $11.20       $13.19        2,963
   01/01/2007 to 12/31/2007...........    $13.19       $15.33        2,245
   01/01/2008 to 12/31/2008...........    $15.33       $ 7.41        2,889
   01/01/2009 to 12/31/2009...........    $ 7.41       $ 9.88        2,362
   01/01/2010 to 12/31/2010...........    $ 9.88       $10.96        2,206
   01/01/2011 to 12/31/2011...........    $10.96       $ 9.07        1,213
   01/01/2012 to 12/31/2012...........    $ 9.07       $10.79        1,057
S&P TARGET 24 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.10       $10.50            0
   01/01/2006 to 12/31/2006...........    $10.50       $10.51            0
   01/01/2007 to 12/31/2007...........    $10.51       $10.65            0
   01/01/2008 to 12/31/2008...........    $10.65       $ 7.46            0
   01/01/2009 to 12/31/2009...........    $ 7.46       $ 8.26            0
   01/01/2010 to 12/31/2010...........    $ 8.26       $ 9.58            0
   01/01/2011 to 12/31/2011...........    $ 9.58       $10.11        2,066
   01/01/2012 to 12/31/2012...........    $10.11       $10.76        2,519
TARGET MANAGED VIP PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.02       $10.45            0
   01/01/2006 to 12/31/2006...........    $10.45       $11.34            0
   01/01/2007 to 12/31/2007...........    $11.34       $12.07            0
   01/01/2008 to 12/31/2008...........    $12.07       $ 6.48            0
   01/01/2009 to 12/31/2009...........    $ 6.48       $ 7.12            0
   01/01/2010 to 12/31/2010...........    $ 7.12       $ 8.24            0
   01/01/2011 to 12/31/2011...........    $ 8.24       $ 7.88            0
   01/01/2012 to 12/31/2012...........    $ 7.88       $ 8.66            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
THE DOW DART 10 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $ 9.55            0
   01/01/2006 to 12/31/2006...........    $ 9.55       $11.66            0
   01/01/2007 to 12/31/2007...........    $11.66       $11.42            0
   01/01/2008 to 12/31/2008...........    $11.42       $ 7.94            0
   01/01/2009 to 12/31/2009...........    $ 7.94       $ 8.80            0
   01/01/2010 to 12/31/2010...........    $ 8.80       $ 9.99            0
   01/01/2011 to 12/31/2011...........    $ 9.99       $10.46            0
   01/01/2012 to 12/31/2012...........    $10.46       $11.27            0
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.69            0
   01/01/2006 to 12/31/2006...........    $ 9.69       $11.13            0
   01/01/2007 to 12/31/2007...........    $11.13       $10.94            0
   01/01/2008 to 12/31/2008...........    $10.94       $ 6.33            0
   01/01/2009 to 12/31/2009...........    $ 6.33       $ 7.02        6,622
   01/01/2010 to 12/31/2010...........    $ 7.02       $ 7.96        6,353
   01/01/2011 to 12/31/2011...........    $ 7.96       $ 8.20            0
   01/01/2012 to 12/31/2012...........    $ 8.20       $ 8.42            0
VALUE LINE TARGET 25 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $11.13            0
   01/01/2006 to 12/31/2006...........    $11.13       $11.14            0
   01/01/2007 to 12/31/2007...........    $11.14       $12.80            0
   01/01/2008 to 12/31/2008...........    $12.80       $ 5.62            0
   01/01/2009 to 12/31/2009...........    $ 5.62       $ 5.86            0
   01/01/2010 to 12/31/2010...........    $ 5.86       $ 7.43            0
   01/01/2011 to 12/31/2011...........    $ 7.43       $ 5.44            0
   01/01/2012 to 12/31/2012...........    $ 5.44       $ 6.42            0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   03/14/2005 to 12/31/2005...........    $10.07       $10.11            0
   01/01/2006 to 12/31/2006...........    $10.11       $11.65            0
   01/01/2007 to 12/31/2007...........    $11.65       $11.65            0
   01/01/2008 to 12/31/2008...........    $11.65       $ 7.20            0
   01/01/2009 to 12/31/2009...........    $ 7.20       $ 8.18            0
   01/01/2010 to 07/16/2010...........    $ 8.18       $ 7.81            0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 8.86       $10.65          970
   01/01/2011 to 12/31/2011...........    $10.65       $ 9.04          581
   01/01/2012 to 12/31/2012...........    $ 9.04       $ 9.99          567
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $ 7.81       $ 9.05          736
   01/01/2011 to 12/31/2011...........    $ 9.05       $ 8.61            0
   01/01/2012 to 12/31/2012...........    $ 8.61       $10.01            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $10.87       $13.63        12,116
   01/01/2011 to 12/31/2011...........    $13.63       $12.55         5,363
   01/01/2012 to 12/31/2012...........    $12.55       $14.74         4,519
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.18           612
   01/01/2011 to 12/31/2011...........    $12.18       $11.34             0
   01/01/2012 to 12/31/2012...........    $11.34       $11.92             0



* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

           ACCUMULATION UNIT VALUES: WITH LT5, HDV, AND EBP (3.00%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   05/02/2005* to 12/31/2005..........    $10.00       $10.47             0
   01/01/2006 to 12/31/2006...........    $10.47       $11.12             0
   01/01/2007 to 12/31/2007...........    $11.12       $11.35             0
   01/01/2008 to 12/31/2008...........    $11.35       $10.50             0
   01/01/2009 to 12/31/2009...........    $10.50       $11.90             0
   01/01/2010 to 12/31/2010...........    $11.90       $13.44             0
   01/01/2011 to 12/31/2011...........    $13.44       $13.39             0
   01/01/2012 to 12/31/2012...........    $13.39       $14.83             0
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.01             0
   01/01/2006 to 12/31/2006...........    $10.01       $10.85        18,249
   01/01/2007 to 12/31/2007...........    $10.85       $11.49        19,931
   01/01/2008 to 12/31/2008...........    $11.49       $ 7.60        38,177
   01/01/2009 to 12/31/2009...........    $ 7.60       $ 9.17        46,682
   01/01/2010 to 12/31/2010...........    $ 9.17       $ 9.95        47,467
   01/01/2011 to 12/31/2011...........    $ 9.95       $ 9.40        47,097
   01/01/2012 to 12/31/2012...........    $ 9.40       $10.26        46,247
AST ADVANCED STRATEGIES PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.54             0
   01/01/2007 to 12/31/2007...........    $10.54       $11.20         7,920
   01/01/2008 to 12/31/2008...........    $11.20       $ 7.63        13,497
   01/01/2009 to 12/31/2009...........    $ 7.63       $ 9.33        10,122
   01/01/2010 to 12/31/2010...........    $ 9.33       $10.30         9,458
   01/01/2011 to 12/31/2011...........    $10.30       $10.00         9,294
   01/01/2012 to 12/31/2012...........    $10.00       $11.02         5,212
AST ALGER ALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/02/2005...........    $10.09       $11.59             0
AST ALLIANCEBERNSTEIN GROWTH + VALUE PORTFOLIO
   03/14/2005 to 12/02/2005...........    $10.05       $11.21             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.07       $10.22            0
   01/01/2006 to 12/31/2006...........    $10.22       $11.58            0
   01/01/2007 to 12/31/2007...........    $11.58       $11.22            0
   01/01/2008 to 12/31/2008...........    $11.22       $ 7.10            0
   01/01/2009 to 12/31/2009...........    $ 7.10       $ 8.11            0
   01/01/2010 to 12/31/2010...........    $ 8.11       $ 8.96            0
   01/01/2011 to 12/31/2011...........    $ 8.96       $ 9.00            0
   01/01/2012 to 05/04/2012...........    $ 9.00       $ 9.74            0
AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.02            0
   01/01/2006 to 12/31/2006...........    $10.02       $10.74            0
   01/01/2007 to 12/31/2007...........    $10.74       $11.36        4,610
   01/01/2008 to 12/31/2008...........    $11.36       $ 7.86        4,379
   01/01/2009 to 12/31/2009...........    $ 7.86       $ 9.40        6,761
   01/01/2010 to 12/31/2010...........    $ 9.40       $10.24        4,366
   01/01/2011 to 12/31/2011...........    $10.24       $ 9.81        4,220
   01/01/2012 to 12/31/2012...........    $ 9.81       $10.71        4,153
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.08            0
   01/01/2012 to 12/31/2012...........    $ 9.08       $ 9.86        1,253
AST BLACKROCK VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.08       $10.59            0
   01/01/2006 to 12/31/2006...........    $10.59       $12.51            0
   01/01/2007 to 12/31/2007...........    $12.51       $12.28            0
   01/01/2008 to 12/31/2008...........    $12.28       $ 7.47            0
   01/01/2009 to 12/31/2009...........    $ 7.47       $ 8.56            0
   01/01/2010 to 12/31/2010...........    $ 8.56       $ 9.34            0
   01/01/2011 to 12/31/2011...........    $ 9.34       $ 9.02            0
   01/01/2012 to 12/31/2012...........    $ 9.02       $ 9.92            0
AST BOND PORTFOLIO 2015
   05/01/2009* to 12/31/2009..........    $ 9.96       $ 9.93            0
   01/01/2010 to 12/31/2010...........    $ 9.93       $10.53            0
   01/01/2011 to 12/31/2011...........    $10.53       $10.87            0
   01/01/2012 to 12/31/2012...........    $10.87       $10.86            0
AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009..........    $ 9.94       $ 9.55            0
   01/01/2010 to 12/31/2010...........    $ 9.55       $10.24            0
   01/01/2011 to 12/31/2011...........    $10.24       $10.89            0
   01/01/2012 to 12/31/2012...........    $10.89       $11.00            0
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.63            0
   01/01/2011 to 12/31/2011...........    $10.63       $11.49            0
   01/01/2012 to 12/31/2012...........    $11.49       $11.71            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009..........    $ 9.92       $ 9.61             0
   01/01/2010 to 12/31/2010...........    $ 9.61       $10.37             0
   01/01/2011 to 12/31/2011...........    $10.37       $11.42             0
   01/01/2012 to 12/31/2012...........    $11.42       $11.71             0
AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009..........    $ 9.91       $ 9.51             0
   01/01/2010 to 12/31/2010...........    $ 9.51       $10.28             0
   01/01/2011 to 12/31/2011...........    $10.28       $11.56             0
   01/01/2012 to 12/31/2012...........    $11.56       $11.87             0
AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009..........    $ 9.88       $ 9.19             0
   01/01/2010 to 12/31/2010...........    $ 9.19       $ 9.97             0
   01/01/2011 to 12/31/2011...........    $ 9.97       $11.48             0
   01/01/2012 to 12/31/2012...........    $11.48       $11.84             0
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $10.87             0
   01/01/2011 to 12/31/2011...........    $10.87       $12.69             0
   01/01/2012 to 12/31/2012...........    $12.69       $13.14             0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $11.87             0
   01/01/2012 to 12/31/2012...........    $11.87       $12.19             0
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........    $10.00       $10.27             0
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.00             0
   01/01/2006 to 12/31/2006...........    $10.00       $11.02         2,672
   01/01/2007 to 12/31/2007...........    $11.02       $11.73        10,225
   01/01/2008 to 12/31/2008...........    $11.73       $ 7.40        11,699
   01/01/2009 to 12/31/2009...........    $ 7.40       $ 9.00        10,125
   01/01/2010 to 12/31/2010...........    $ 9.00       $ 9.90         9,470
   01/01/2011 to 12/31/2011...........    $ 9.90       $ 9.37         9,327
   01/01/2012 to 12/31/2012...........    $ 9.37       $10.33        11,241
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.02             0
   01/01/2008 to 12/31/2008...........    $10.02       $ 7.04         5,132
   01/01/2009 to 12/31/2009...........    $ 7.04       $ 8.43         7,751
   01/01/2010 to 12/31/2010...........    $ 8.43       $ 9.15         7,715
   01/01/2011 to 12/31/2011...........    $ 9.15       $ 8.72         7,765
   01/01/2012 to 12/31/2012...........    $ 8.72       $ 9.32         6,447

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.15       $11.88             0
   01/01/2006 to 12/31/2006...........    $11.88       $15.76             0
   01/01/2007 to 12/31/2007...........    $15.76       $12.24             0
   01/01/2008 to 12/31/2008...........    $12.24       $ 7.71             0
   01/01/2009 to 12/31/2009...........    $ 7.71       $ 9.87             0
   01/01/2010 to 12/31/2010...........    $ 9.87       $12.32             0
   01/01/2011 to 12/31/2011...........    $12.32       $12.73             0
   01/01/2012 to 12/31/2012...........    $12.73       $14.25             0
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $ 9.90             0
   01/01/2006 to 12/31/2006...........    $ 9.90       $11.53             0
   01/01/2007 to 12/31/2007...........    $11.53       $ 9.19             0
   01/01/2008 to 07/18/2008...........    $ 9.19       $ 8.36             0
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $10.84             0
   01/01/2006 to 12/31/2006...........    $10.84       $11.87             0
   01/01/2007 to 12/31/2007...........    $11.87       $12.80             0
   01/01/2008 to 12/31/2008...........    $12.80       $ 6.94             0
   01/01/2009 to 12/31/2009...........    $ 6.94       $ 8.93             0
   01/01/2010 to 12/31/2010...........    $ 8.93       $11.48             0
   01/01/2011 to 12/31/2011...........    $11.48       $ 9.68             0
   01/01/2012 to 12/31/2012...........    $ 9.68       $11.27             0
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.98             0
   01/01/2008 to 12/31/2008...........    $ 9.98       $ 7.05             0
   01/01/2009 to 12/31/2009...........    $ 7.05       $ 8.29             0
   01/01/2010 to 12/31/2010...........    $ 8.29       $ 9.11             0
   01/01/2011 to 12/31/2011...........    $ 9.11       $ 8.62             0
   01/01/2012 to 12/31/2012...........    $ 8.62       $ 9.50             0
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.47             0
   01/01/2007 to 12/31/2007...........    $10.47       $11.02         5,264
   01/01/2008 to 12/31/2008...........    $11.02       $ 7.00         5,327
   01/01/2009 to 12/31/2009...........    $ 7.00       $ 8.41         2,711
   01/01/2010 to 12/31/2010...........    $ 8.41       $ 9.33         2,039
   01/01/2011 to 12/31/2011...........    $ 9.33       $ 8.92         2,051
   01/01/2012 to 12/31/2012...........    $ 8.92       $ 9.57         2,075
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/20/2006* to 12/31/2006..........    $10.00       $10.37             0
   01/01/2007 to 12/31/2007...........    $10.37       $11.20         5,929
   01/01/2008 to 12/31/2008...........    $11.20       $ 6.44        12,636
   01/01/2009 to 12/31/2009...........    $ 6.44       $ 7.87         9,746
   01/01/2010 to 12/31/2010...........    $ 7.87       $ 9.09         8,928
   01/01/2011 to 12/31/2011...........    $ 9.09       $ 8.27         8,851
   01/01/2012 to 12/31/2012...........    $ 8.27       $ 9.06         2,478

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.43            0
   01/01/2009 to 11/13/2009...........    $ 7.43       $ 8.21            0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.65        1,180
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.17       $ 6.08            0
   01/01/2009 to 12/31/2009...........    $ 6.08       $ 7.96            0
   01/01/2010 to 12/31/2010...........    $ 7.96       $ 9.28            0
   01/01/2011 to 12/31/2011...........    $ 9.28       $ 8.55            0
   01/01/2012 to 12/31/2012...........    $ 8.55       $10.52            0
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $10.64            0
   01/01/2006 to 12/31/2006...........    $10.64       $11.35            0
   01/01/2007 to 12/31/2007...........    $11.35       $12.55            0
   01/01/2008 to 12/31/2008...........    $12.55       $ 7.27            0
   01/01/2009 to 12/31/2009...........    $ 7.27       $10.54            0
   01/01/2010 to 12/31/2010...........    $10.54       $11.27            0
   01/01/2011 to 12/31/2011...........    $11.27       $10.50            0
   01/01/2012 to 12/31/2012...........    $10.50       $12.20            0
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.15            0
   01/01/2006 to 12/31/2006...........    $10.15       $11.55            0
   01/01/2007 to 12/31/2007...........    $11.55       $11.77            0
   01/01/2008 to 12/31/2008...........    $11.77       $ 6.77            0
   01/01/2009 to 12/31/2009...........    $ 6.77       $ 7.83            0
   01/01/2010 to 12/31/2010...........    $ 7.83       $ 8.57            0
   01/01/2011 to 12/31/2011...........    $ 8.57       $ 7.86            0
   01/01/2012 to 12/31/2012...........    $ 7.86       $ 9.12            0
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $10.46            0
   01/01/2006 to 12/31/2006...........    $10.46       $10.78            0
   01/01/2007 to 12/31/2007...........    $10.78       $12.48            0
   01/01/2008 to 12/31/2008...........    $12.48       $ 7.17            0
   01/01/2009 to 12/31/2009...........    $ 7.17       $10.92            0
   01/01/2010 to 12/31/2010...........    $10.92       $12.70            0
   01/01/2011 to 12/31/2011...........    $12.70       $11.95            0
   01/01/2012 to 12/31/2012...........    $11.95       $13.86            0
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.44            0
   01/01/2006 to 12/31/2006...........    $10.44       $11.87            0
   01/01/2007 to 12/31/2007...........    $11.87       $10.92            0
   01/01/2008 to 12/31/2008...........    $10.92       $ 7.77            0
   01/01/2009 to 12/31/2009...........    $ 7.77       $ 9.56            0
   01/01/2010 to 12/31/2010...........    $ 9.56       $11.76            0
   01/01/2011 to 12/31/2011...........    $11.76       $11.56            0
   01/01/2012 to 12/31/2012...........    $11.56       $12.97            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST HIGH YIELD PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.98       $ 9.75          0
   01/01/2006 to 12/31/2006...........    $ 9.75       $10.43          0
   01/01/2007 to 12/31/2007...........    $10.43       $10.37          0
   01/01/2008 to 12/31/2008...........    $10.37       $ 7.49          0
   01/01/2009 to 12/31/2009...........    $ 7.49       $ 9.85          0
   01/01/2010 to 12/31/2010...........    $ 9.85       $10.84          0
   01/01/2011 to 12/31/2011...........    $10.84       $10.85          0
   01/01/2012 to 12/31/2012...........    $10.85       $11.99          0
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.15          0
   01/01/2008 to 12/31/2008...........    $10.15       $ 7.46          0
   01/01/2009 to 12/31/2009...........    $ 7.46       $ 8.93          0
   01/01/2010 to 12/31/2010...........    $ 8.93       $ 9.67          0
   01/01/2011 to 12/31/2011...........    $ 9.67       $ 9.33          0
   01/01/2012 to 12/31/2012...........    $ 9.33       $ 9.97          0
AST INTERNATIONAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.92       $11.16          0
   01/01/2006 to 12/31/2006...........    $11.16       $13.10          0
   01/01/2007 to 12/31/2007...........    $13.10       $15.12          0
   01/01/2008 to 12/31/2008...........    $15.12       $ 7.30          0
   01/01/2009 to 12/31/2009...........    $ 7.30       $ 9.58          0
   01/01/2010 to 12/31/2010...........    $ 9.58       $10.64          0
   01/01/2011 to 12/31/2011...........    $10.64       $ 8.99          0
   01/01/2012 to 12/31/2012...........    $ 8.99       $10.49          0
AST INTERNATIONAL VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.92       $10.59          0
   01/01/2006 to 12/31/2006...........    $10.59       $13.09          0
   01/01/2007 to 12/31/2007...........    $13.09       $14.95          0
   01/01/2008 to 12/31/2008...........    $14.95       $ 8.12          0
   01/01/2009 to 12/31/2009...........    $ 8.12       $10.28          0
   01/01/2010 to 12/31/2010...........    $10.28       $11.08          0
   01/01/2011 to 12/31/2011...........    $11.08       $ 9.40          0
   01/01/2012 to 12/31/2012...........    $ 9.40       $10.64          0
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.17          0
   01/01/2008 to 12/31/2008...........    $10.17       $ 6.84          0
   01/01/2009 to 12/31/2009...........    $ 6.84       $ 8.40          0
   01/01/2010 to 12/31/2010...........    $ 8.40       $ 9.27          0
   01/01/2011 to 12/31/2011...........    $ 9.27       $ 8.95          0
   01/01/2012 to 12/31/2012...........    $ 8.95       $ 9.86          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.01       $10.50            0
   01/01/2006 to 12/31/2006...........    $10.50       $11.32            0
   01/01/2007 to 12/31/2007...........    $11.32       $11.20            0
   01/01/2008 to 12/31/2008...........    $11.20       $ 8.95            0
   01/01/2009 to 12/31/2009...........    $ 8.95       $10.59        2,115
   01/01/2010 to 12/31/2010...........    $10.59       $11.02            0
   01/01/2011 to 12/31/2011...........    $11.02       $10.72            0
   01/01/2012 to 12/31/2012...........    $10.72       $11.51        4,288
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.27            0
   01/01/2010 to 12/31/2010...........    $10.27       $11.09            0
   01/01/2011 to 12/31/2011...........    $11.09       $10.83            0
   01/01/2012 to 12/31/2012...........    $10.83       $12.10            0
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.14       $10.28            0
   01/01/2010 to 12/31/2010...........    $10.28       $11.34            0
   01/01/2011 to 12/31/2011...........    $11.34       $10.36            0
   01/01/2012 to 12/31/2012...........    $10.36       $11.37            0
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.91       $10.53            0
   01/01/2006 to 12/31/2006...........    $10.53       $12.55            0
   01/01/2007 to 12/31/2007...........    $12.55       $13.32            0
   01/01/2008 to 12/31/2008...........    $13.32       $ 7.57            0
   01/01/2009 to 12/31/2009...........    $ 7.57       $ 9.98            0
   01/01/2010 to 12/31/2010...........    $ 9.98       $10.38            0
   01/01/2011 to 12/31/2011...........    $10.38       $ 9.14            0
   01/01/2012 to 12/31/2012...........    $ 9.14       $10.81            0
AST LARGE-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.08       $10.44            0
   01/01/2006 to 12/31/2006...........    $10.44       $11.99            0
   01/01/2007 to 12/31/2007...........    $11.99       $11.29            0
   01/01/2008 to 12/31/2008...........    $11.29       $ 6.40            0
   01/01/2009 to 12/31/2009...........    $ 6.40       $ 7.42            0
   01/01/2010 to 12/31/2010...........    $ 7.42       $ 8.14            0
   01/01/2011 to 12/31/2011...........    $ 8.14       $ 7.57            0
   01/01/2012 to 12/31/2012...........    $ 7.57       $ 8.58            0
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $ 9.84            0
   01/01/2006 to 12/31/2006...........    $ 9.84       $10.48            0
   01/01/2007 to 12/31/2007...........    $10.48       $10.78            0
   01/01/2008 to 12/31/2008...........    $10.78       $ 8.03            0
   01/01/2009 to 12/31/2009...........    $ 8.03       $10.48            0
   01/01/2010 to 12/31/2010...........    $10.48       $11.53            0
   01/01/2011 to 12/31/2011...........    $11.53       $12.32            0
   01/01/2012 to 12/31/2012...........    $12.32       $12.66            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.12       $10.78          0
   01/01/2006 to 12/31/2006...........    $10.78       $11.21          0
   01/01/2007 to 12/31/2007...........    $11.21       $12.50          0
   01/01/2008 to 12/31/2008...........    $12.50       $ 6.83          0
   01/01/2009 to 12/31/2009...........    $ 6.83       $ 8.60          0
   01/01/2010 to 12/31/2010...........    $ 8.60       $ 9.99          0
   01/01/2011 to 12/31/2011...........    $ 9.99       $ 9.60          0
   01/01/2012 to 12/31/2012...........    $ 9.60       $10.46          0
AST MFS GLOBAL EQUITY PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.96       $10.36          0
   01/01/2006 to 12/31/2006...........    $10.36       $12.49          0
   01/01/2007 to 12/31/2007...........    $12.49       $13.25          0
   01/01/2008 to 12/31/2008...........    $13.25       $ 8.49          0
   01/01/2009 to 12/31/2009...........    $ 8.49       $10.83          0
   01/01/2010 to 12/31/2010...........    $10.83       $11.77          0
   01/01/2011 to 12/31/2011...........    $11.77       $11.06          0
   01/01/2012 to 12/31/2012...........    $11.06       $13.20          0
AST MFS GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $10.64          0
   01/01/2006 to 12/31/2006...........    $10.64       $11.32          0
   01/01/2007 to 12/31/2007...........    $11.32       $12.63          0
   01/01/2008 to 12/31/2008...........    $12.63       $ 7.81          0
   01/01/2009 to 12/31/2009...........    $ 7.81       $ 9.41          0
   01/01/2010 to 12/31/2010...........    $ 9.41       $10.30          0
   01/01/2011 to 12/31/2011...........    $10.30       $ 9.93          0
   01/01/2012 to 12/31/2012...........    $ 9.93       $11.28          0
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........    $10.00       $10.14          0
AST MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.06       $10.24          0
   01/01/2006 to 12/31/2006...........    $10.24       $11.34          0
   01/01/2007 to 12/31/2007...........    $11.34       $11.31          0
   01/01/2008 to 12/31/2008...........    $11.31       $ 6.78          0
   01/01/2009 to 12/31/2009...........    $ 6.78       $ 9.14          0
   01/01/2010 to 12/31/2010...........    $ 9.14       $10.96          0
   01/01/2011 to 12/31/2011...........    $10.96       $10.26          0
   01/01/2012 to 12/31/2012...........    $10.26       $11.79          0
AST MONEY MARKET PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $ 9.99          0
   01/01/2006 to 12/31/2006...........    $ 9.99       $10.13          0
   01/01/2007 to 12/31/2007...........    $10.13       $10.31          0
   01/01/2008 to 12/31/2008...........    $10.31       $10.25          0
   01/01/2009 to 12/31/2009...........    $10.25       $ 9.97          0
   01/01/2010 to 12/31/2010...........    $ 9.97       $ 9.67          0
   01/01/2011 to 12/31/2011...........    $ 9.67       $ 9.38          0
   01/01/2012 to 12/31/2012...........    $ 9.38       $ 9.10          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.02       $10.76          0
   01/01/2006 to 12/31/2006...........    $10.76       $11.56          0
   01/01/2007 to 12/31/2007...........    $11.56       $11.57          0
   01/01/2008 to 12/31/2008...........    $11.57       $ 6.48          0
   01/01/2009 to 12/31/2009...........    $ 6.48       $ 8.84          0
   01/01/2010 to 12/31/2010...........    $ 8.84       $10.58          0
   01/01/2011 to 12/31/2011...........    $10.58       $10.01          0
   01/01/2012 to 12/31/2012...........    $10.01       $11.37          0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $11.21          0
   01/01/2006 to 12/31/2006...........    $11.21       $12.40          0
   01/01/2007 to 12/31/2007...........    $12.40       $14.70          0
   01/01/2008 to 12/31/2008...........    $14.70       $ 8.10          0
   01/01/2009 to 12/31/2009...........    $ 8.10       $10.20          0
   01/01/2010 to 12/31/2010...........    $10.20       $12.73          0
   01/01/2011 to 12/31/2011...........    $12.73       $12.56          0
   01/01/2012 to 12/31/2012...........    $12.56       $13.69          0
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.01       $10.20          0
   01/01/2006 to 12/31/2006...........    $10.20       $10.66          0
   01/01/2007 to 12/31/2007...........    $10.66       $12.27          0
   01/01/2008 to 12/31/2008...........    $12.27       $ 6.84          0
   01/01/2009 to 12/31/2009...........    $ 6.84       $ 8.13          0
   01/01/2010 to 12/31/2010...........    $ 8.13       $ 9.49          0
   01/01/2011 to 04/29/2011...........    $ 9.49       $10.59          0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.23          0
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.54          0
   01/01/2009 to 12/31/2009...........    $ 5.54       $ 8.95          0
   01/01/2010 to 12/31/2010...........    $ 8.95       $10.61          0
   01/01/2011 to 12/31/2011...........    $10.61       $ 8.21          0
   01/01/2012 to 12/31/2012...........    $ 8.21       $ 9.39          0
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $ 9.94          0
   01/01/2006 to 12/31/2006...........    $ 9.94       $10.01          0
   01/01/2007 to 12/31/2007...........    $10.01       $10.37          0
   01/01/2008 to 12/31/2008...........    $10.37       $10.17          0
   01/01/2009 to 12/31/2009...........    $10.17       $10.88          0
   01/01/2010 to 12/31/2010...........    $10.88       $10.96          0
   01/01/2011 to 12/31/2011...........    $10.96       $10.87          0
   01/01/2012 to 12/31/2012...........    $10.87       $11.04          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.99       $10.04             0
   01/01/2006 to 12/31/2006...........    $10.04       $10.10             0
   01/01/2007 to 12/31/2007...........    $10.10       $10.61             0
   01/01/2008 to 12/31/2008...........    $10.61       $10.06             0
   01/01/2009 to 12/31/2009...........    $10.06       $11.37             0
   01/01/2010 to 12/31/2010...........    $11.37       $11.88             0
   01/01/2011 to 12/31/2011...........    $11.88       $11.89             0
   01/01/2012 to 12/31/2012...........    $11.89       $12.61             0
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $10.03             0
   01/01/2006 to 12/31/2006...........    $10.03       $10.50             0
   01/01/2007 to 12/31/2007...........    $10.50       $11.07             0
   01/01/2008 to 12/31/2008...........    $11.07       $ 8.65         4,182
   01/01/2009 to 12/31/2009...........    $ 8.65       $10.07         4,180
   01/01/2010 to 12/31/2010...........    $10.07       $10.80        12,907
   01/01/2011 to 12/31/2011...........    $10.80       $10.58        12,856
   01/01/2012 to 12/31/2012...........    $10.58       $11.33        10,697
AST QMA US EQUITY ALPHA PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.28             0
   01/01/2006 to 12/31/2006...........    $10.28       $11.23             0
   01/01/2007 to 12/31/2007...........    $11.23       $11.12             0
   01/01/2008 to 12/31/2008...........    $11.12       $ 6.61             0
   01/01/2009 to 12/31/2009...........    $ 6.61       $ 7.81             0
   01/01/2010 to 12/31/2010...........    $ 7.81       $ 8.72             0
   01/01/2011 to 12/31/2011...........    $ 8.72       $ 8.75             0
   01/01/2012 to 12/31/2012...........    $ 8.75       $10.08             0
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.82             0
   01/01/2012 to 12/31/2012...........    $ 8.82       $ 9.68             0
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.49             0
   01/01/2008 to 12/31/2008...........    $11.49       $ 7.22         1,469
   01/01/2009 to 12/31/2009...........    $ 7.22       $ 8.88         1,466
   01/01/2010 to 12/31/2010...........    $ 8.88       $ 9.85         1,464
   01/01/2011 to 12/31/2011...........    $ 9.85       $ 9.33         1,462
   01/01/2012 to 12/31/2012...........    $ 9.33       $10.49         4,117
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $10.20             0
   01/01/2006 to 12/31/2006...........    $10.20       $10.85             0
   01/01/2007 to 12/31/2007...........    $10.85       $11.46             0
   01/01/2008 to 12/31/2008...........    $11.46       $ 7.76             0
   01/01/2009 to 12/31/2009...........    $ 7.76       $ 9.59             0
   01/01/2010 to 12/31/2010...........    $ 9.59       $10.40             0
   01/01/2011 to 12/31/2011...........    $10.40       $ 9.75             0
   01/01/2012 to 12/31/2012...........    $ 9.75       $10.51             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.04       $10.31            0
   01/01/2006 to 12/31/2006...........    $10.31       $11.27            0
   01/01/2007 to 12/31/2007...........    $11.27       $11.71            0
   01/01/2008 to 12/31/2008...........    $11.71       $ 7.38            0
   01/01/2009 to 12/31/2009...........    $ 7.38       $ 9.59            0
   01/01/2010 to 12/31/2010...........    $ 9.59       $12.69            0
   01/01/2011 to 12/31/2011...........    $12.69       $12.19            0
   01/01/2012 to 12/31/2012...........    $12.19       $13.26            0
AST SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.05       $10.53            0
   01/01/2006 to 12/31/2006...........    $10.53       $12.26            0
   01/01/2007 to 12/31/2007...........    $12.26       $11.22            0
   01/01/2008 to 12/31/2008...........    $11.22       $ 7.65            0
   01/01/2009 to 12/31/2009...........    $ 7.65       $ 9.42            0
   01/01/2010 to 12/31/2010...........    $ 9.42       $11.52            0
   01/01/2011 to 12/31/2011...........    $11.52       $10.51            0
   01/01/2012 to 12/31/2012...........    $10.51       $12.04            0
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $10.24            0
   01/01/2006 to 12/31/2006...........    $10.24       $11.17            0
   01/01/2007 to 12/31/2007...........    $11.17       $11.52            0
   01/01/2008 to 12/31/2008...........    $11.52       $ 8.28            0
   01/01/2009 to 12/31/2009...........    $ 8.28       $ 9.97            0
   01/01/2010 to 12/31/2010...........    $ 9.97       $10.78            0
   01/01/2011 to 12/31/2011...........    $10.78       $10.67            0
   01/01/2012 to 12/31/2012...........    $10.67       $11.74        1,050
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.08       $10.20            0
   01/01/2006 to 12/31/2006...........    $10.20       $12.00            0
   01/01/2007 to 12/31/2007...........    $12.00       $11.22            0
   01/01/2008 to 12/31/2008...........    $11.22       $ 6.33            0
   01/01/2009 to 12/31/2009...........    $ 6.33       $ 7.60            0
   01/01/2010 to 12/31/2010...........    $ 7.60       $ 8.35            0
   01/01/2011 to 12/31/2011...........    $ 8.35       $ 7.96            0
   01/01/2012 to 12/31/2012...........    $ 7.96       $ 9.06            0
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.95       $ 9.34            0
   01/01/2006 to 12/31/2006...........    $ 9.34       $ 9.63            0
   01/01/2007 to 12/31/2007...........    $ 9.63       $10.24            0
   01/01/2008 to 12/31/2008...........    $10.24       $ 9.69            0
   01/01/2009 to 12/31/2009...........    $ 9.69       $10.54            0
   01/01/2010 to 12/31/2010...........    $10.54       $10.81            0
   01/01/2011 to 12/31/2011...........    $10.81       $10.92            0
   01/01/2012 to 12/31/2012...........    $10.92       $11.15            0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.02       $11.98           0
   01/01/2006 to 12/31/2006...........    $11.98       $12.28           0
   01/01/2007 to 12/31/2007...........    $12.28       $12.89           0
   01/01/2008 to 12/31/2008...........    $12.89       $ 7.43           0
   01/01/2009 to 12/31/2009...........    $ 7.43       $11.06           0
   01/01/2010 to 12/31/2010...........    $11.06       $12.42           0
   01/01/2011 to 12/31/2011...........    $12.42       $11.84           0
   01/01/2012 to 12/31/2012...........    $11.84       $13.51           0
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $11.61           0
   01/01/2006 to 12/31/2006...........    $11.61       $13.05           0
   01/01/2007 to 12/31/2007...........    $13.05       $17.78           0
   01/01/2008 to 12/31/2008...........    $17.78       $ 8.62           0
   01/01/2009 to 12/31/2009...........    $ 8.62       $12.49           0
   01/01/2010 to 12/31/2010...........    $12.49       $14.60           0
   01/01/2011 to 12/31/2011...........    $14.60       $12.05           0
   01/01/2012 to 12/31/2012...........    $12.05       $12.11           0
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   12/05/2005* to 12/31/2005..........    $10.00       $ 9.99           0
   01/01/2006 to 12/31/2006...........    $ 9.99       $11.21           0
   01/01/2007 to 12/31/2007...........    $11.21       $11.91           0
   01/01/2008 to 12/31/2008...........    $11.91       $ 6.66           0
   01/01/2009 to 12/31/2009...........    $ 6.66       $ 8.30           0
   01/01/2010 to 12/31/2010...........    $ 8.30       $ 9.23           0
   01/01/2011 to 12/31/2011...........    $ 9.23       $ 8.64           0
   01/01/2012 to 12/31/2012...........    $ 8.64       $ 9.31         331
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.96           0
   01/01/2008 to 12/31/2008...........    $ 9.96       $ 9.16           0
   01/01/2009 to 12/31/2009...........    $ 9.16       $ 9.92           0
   01/01/2010 to 12/31/2010...........    $ 9.92       $10.37           0
   01/01/2011 to 12/31/2011...........    $10.37       $10.67           0
   01/01/2012 to 12/31/2012...........    $10.67       $11.16           0
EVERGREEN VA GROWTH FUND
   04/15/2005* to 12/31/2005..........    $ 9.82       $11.33           0
   01/01/2006 to 12/31/2006...........    $11.33       $12.20           0
   01/01/2007 to 12/31/2007...........    $12.20       $13.14           0
   01/01/2008 to 12/31/2008...........    $13.14       $ 7.50           0
   01/01/2009 to 12/31/2009...........    $ 7.50       $10.17           0
   01/01/2010 to 07/16/2010...........    $10.17       $ 9.89           0
EVERGREEN VA INTERNATIONAL EQUITY FUND
   03/14/2005 to 12/31/2005...........    $ 9.90       $10.88           0
   01/01/2006 to 12/31/2006...........    $10.88       $13.00           0
   01/01/2007 to 12/31/2007...........    $13.00       $14.50           0
   01/01/2008 to 12/31/2008...........    $14.50       $ 8.23           0
   01/01/2009 to 12/31/2009...........    $ 8.23       $ 9.25           0
   01/01/2010 to 07/16/2010...........    $ 9.25       $ 8.72           0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA OMEGA FUND
   03/14/2005 to 12/31/2005...........    $10.02       $10.50          0
   01/01/2006 to 12/31/2006...........    $10.50       $10.79          0
   01/01/2007 to 12/31/2007...........    $10.79       $11.72          0
   01/01/2008 to 12/31/2008...........    $11.72       $ 8.28          0
   01/01/2009 to 12/31/2009...........    $ 8.28       $11.56          0
   01/01/2010 to 07/16/2010...........    $11.56       $10.72          0
FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $ 9.74          0
   01/01/2006 to 12/31/2006...........    $ 9.74       $ 9.83          0
   01/01/2007 to 12/31/2007...........    $ 9.83       $10.07          0
   01/01/2008 to 12/31/2008...........    $10.07       $ 5.49          0
   01/01/2009 to 12/31/2009...........    $ 5.49       $ 6.86          0
   01/01/2010 to 12/31/2010...........    $ 6.86       $ 7.91          0
   01/01/2011 to 12/31/2011...........    $ 7.91       $ 6.84          0
   01/01/2012 to 12/31/2012...........    $ 6.84       $ 7.55          0
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.58          0
   01/01/2009 to 12/31/2009...........    $ 6.58       $ 8.30          0
   01/01/2010 to 12/31/2010...........    $ 8.30       $ 8.88          0
   01/01/2011 to 12/31/2011...........    $ 8.88       $ 8.47          0
   01/01/2012 to 09/21/2012...........    $ 8.47       $ 9.39          0
GLOBAL DIVIDEND TARGET 15 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $10.83          0
   01/01/2006 to 12/31/2006...........    $10.83       $14.54          0
   01/01/2007 to 12/31/2007...........    $14.54       $15.99          0
   01/01/2008 to 12/31/2008...........    $15.99       $ 8.87          0
   01/01/2009 to 12/31/2009...........    $ 8.87       $12.14          0
   01/01/2010 to 12/31/2010...........    $12.14       $12.92          0
   01/01/2011 to 12/31/2011...........    $12.92       $11.59          0
   01/01/2012 to 12/31/2012...........    $11.59       $14.10          0
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.09          0
   01/01/2012 to 04/27/2012...........    $ 8.09       $ 9.13          0
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.04          0
   01/01/2012 to 12/31/2012...........    $ 9.04       $10.41          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
INVESCO V.I. DYNAMICS FUND - SERIES I
   03/14/2005 to 12/31/2005...........    $10.05       $10.80          0
   01/01/2006 to 12/31/2006...........    $10.80       $12.16          0
   01/01/2007 to 12/31/2007...........    $12.16       $13.23          0
   01/01/2008 to 12/31/2008...........    $13.23       $ 6.66          0
   01/01/2009 to 12/31/2009...........    $ 6.66       $ 9.21          0
   01/01/2010 to 12/31/2010...........    $ 9.21       $11.06          0
   01/01/2011 to 04/29/2011...........    $11.06       $12.26          0
INVESCO V.I. FINANCIAL SERVICES FUND - SERIES I
   03/14/2005 to 12/31/2005...........    $10.06       $10.62          0
   01/01/2006 to 12/31/2006...........    $10.62       $12.00          0
   01/01/2007 to 12/31/2007...........    $12.00       $ 9.05          0
   01/01/2008 to 12/31/2008...........    $ 9.05       $ 3.56          0
   01/01/2009 to 12/31/2009...........    $ 3.56       $ 4.40          0
   01/01/2010 to 12/31/2010...........    $ 4.40       $ 4.71          0
   01/01/2011 to 04/29/2011...........    $ 4.71       $ 4.95          0
INVESCO V.I. GLOBAL HEALTH CARE FUND - SERIES I
   03/14/2005 to 12/31/2005...........    $10.06       $11.04          0
   01/01/2006 to 12/31/2006...........    $11.04       $11.27          0
   01/01/2007 to 12/31/2007...........    $11.27       $12.23          0
   01/01/2008 to 12/31/2008...........    $12.23       $ 8.47          0
   01/01/2009 to 12/31/2009...........    $ 8.47       $10.49          0
   01/01/2010 to 12/31/2010...........    $10.49       $10.71          0
   01/01/2011 to 12/31/2011...........    $10.71       $10.80          0
   01/01/2012 to 12/31/2012...........    $10.80       $12.67          0
INVESCO V.I. TECHNOLOGY FUND - SERIES I
   03/14/2005 to 12/31/2005...........    $10.00       $10.60          0
   01/01/2006 to 12/31/2006...........    $10.60       $11.36          0
   01/01/2007 to 12/31/2007...........    $11.36       $11.87          0
   01/01/2008 to 12/31/2008...........    $11.87       $ 6.39          0
   01/01/2009 to 12/31/2009...........    $ 6.39       $ 9.75          0
   01/01/2010 to 12/31/2010...........    $ 9.75       $11.48          0
   01/01/2011 to 12/31/2011...........    $11.48       $10.57          0
   01/01/2012 to 12/31/2012...........    $10.57       $11.41          0
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
   04/27/2012* to 12/31/2012..........    $10.05       $ 9.67          0
NASDAQ TARGET 15 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.06       $10.75          0
   01/01/2006 to 12/31/2006...........    $10.75       $11.35          0
   01/01/2007 to 12/31/2007...........    $11.35       $13.40          0
   01/01/2008 to 12/31/2008...........    $13.40       $ 6.38          0
   01/01/2009 to 12/31/2009...........    $ 6.38       $ 7.24          0
   01/01/2010 to 12/31/2010...........    $ 7.24       $ 9.16          0
   01/01/2011 to 12/31/2011...........    $ 9.16       $ 9.00          0
   01/01/2012 to 12/31/2012...........    $ 9.00       $ 9.86          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
NVIT DEVELOPING MARKETS FUND
   03/14/2005 to 12/31/2005...........    $ 9.88       $11.93          0
   01/01/2006 to 12/31/2006...........    $11.93       $15.57          0
   01/01/2007 to 12/31/2007...........    $15.57       $21.67          0
   01/01/2008 to 12/31/2008...........    $21.67       $ 8.86          0
   01/01/2009 to 12/31/2009...........    $ 8.86       $13.94          0
   01/01/2010 to 12/31/2010...........    $13.94       $15.70          0
   01/01/2011 to 12/31/2011...........    $15.70       $11.82          0
   01/01/2012 to 12/31/2012...........    $11.82       $13.39          0
PROFUND VP ASIA 30
   03/14/2005 to 12/31/2005...........    $ 9.99       $11.10          0
   01/01/2006 to 12/31/2006...........    $11.10       $14.99          0
   01/01/2007 to 12/31/2007...........    $14.99       $21.48          0
   01/01/2008 to 12/31/2008...........    $21.48       $10.25          0
   01/01/2009 to 12/31/2009...........    $10.25       $15.33          0
   01/01/2010 to 12/31/2010...........    $15.33       $16.94          0
   01/01/2011 to 12/31/2011...........    $16.94       $11.99          0
   01/01/2012 to 12/31/2012...........    $11.99       $13.43          0
PROFUND VP BANKS
   03/14/2005 to 12/31/2005...........    $10.08       $10.10          0
   01/01/2006 to 12/31/2006...........    $10.10       $11.31          0
   01/01/2007 to 12/31/2007...........    $11.31       $ 7.98          0
   01/01/2008 to 12/31/2008...........    $ 7.98       $ 4.11          0
   01/01/2009 to 12/31/2009...........    $ 4.11       $ 3.81          0
   01/01/2010 to 12/31/2010...........    $ 3.81       $ 4.01          0
   01/01/2011 to 12/31/2011...........    $ 4.01       $ 2.85          0
   01/01/2012 to 12/31/2012...........    $ 2.85       $ 3.68          0
PROFUND VP BASIC MATERIALS
   03/14/2005 to 12/31/2005...........    $ 9.98       $ 9.48          0
   01/01/2006 to 12/31/2006...........    $ 9.48       $10.62          0
   01/01/2007 to 12/31/2007...........    $10.62       $13.46          0
   01/01/2008 to 12/31/2008...........    $13.46       $ 6.34          0
   01/01/2009 to 12/31/2009...........    $ 6.34       $ 9.99          0
   01/01/2010 to 12/31/2010...........    $ 9.99       $12.56          0
   01/01/2011 to 12/31/2011...........    $12.56       $10.22          0
   01/01/2012 to 12/31/2012...........    $10.22       $10.75          0
PROFUND VP BEAR
   03/14/2005 to 12/31/2005...........    $ 9.94       $ 9.54          0
   01/01/2006 to 12/31/2006...........    $ 9.54       $ 8.56          0
   01/01/2007 to 12/31/2007...........    $ 8.56       $ 8.35          0
   01/01/2008 to 12/31/2008...........    $ 8.35       $11.34          0
   01/01/2009 to 12/31/2009...........    $11.34       $ 7.93          0
   01/01/2010 to 12/31/2010...........    $ 7.93       $ 6.32          0
   01/01/2011 to 12/31/2011...........    $ 6.32       $ 5.59          0
   01/01/2012 to 12/31/2012...........    $ 5.59       $ 4.52          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP BIOTECHNOLOGY
   03/14/2005 to 12/31/2005...........    $10.48       $13.48          0
   01/01/2006 to 12/31/2006...........    $13.48       $12.55          0
   01/01/2007 to 12/31/2007...........    $12.55       $12.03          0
   01/01/2008 to 12/31/2008...........    $12.03       $11.88          0
   01/01/2009 to 12/31/2009...........    $11.88       $11.95          0
   01/01/2010 to 12/31/2010...........    $11.95       $12.19          0
   01/01/2011 to 12/31/2011...........    $12.19       $12.60          0
   01/01/2012 to 12/31/2012...........    $12.60       $17.19          0
PROFUND VP BULL
   03/14/2005 to 12/31/2005...........    $10.05       $10.12          0
   01/01/2006 to 12/31/2006...........    $10.12       $11.16          0
   01/01/2007 to 12/31/2007...........    $11.16       $11.21          0
   01/01/2008 to 12/31/2008...........    $11.21       $ 6.77          0
   01/01/2009 to 12/31/2009...........    $ 6.77       $ 8.17          0
   01/01/2010 to 12/31/2010...........    $ 8.17       $ 8.92          0
   01/01/2011 to 12/31/2011...........    $ 8.92       $ 8.66          0
   01/01/2012 to 12/31/2012...........    $ 8.66       $ 9.56          0
PROFUND VP CONSUMER GOODS PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $ 9.73          0
   01/01/2006 to 12/31/2006...........    $ 9.73       $10.63          0
   01/01/2007 to 12/31/2007...........    $10.63       $11.09          0
   01/01/2008 to 12/31/2008...........    $11.09       $ 7.89          0
   01/01/2009 to 12/31/2009...........    $ 7.89       $ 9.30          0
   01/01/2010 to 12/31/2010...........    $ 9.30       $10.59          0
   01/01/2011 to 12/31/2011...........    $10.59       $10.98          0
   01/01/2012 to 12/31/2012...........    $10.98       $11.81          0
PROFUND VP CONSUMER SERVICES
   03/14/2005 to 12/31/2005...........    $10.04       $ 9.66          0
   01/01/2006 to 12/31/2006...........    $ 9.66       $10.50          0
   01/01/2007 to 12/31/2007...........    $10.50       $ 9.34          0
   01/01/2008 to 12/31/2008...........    $ 9.34       $ 6.22          0
   01/01/2009 to 12/31/2009...........    $ 6.22       $ 7.89          0
   01/01/2010 to 12/31/2010...........    $ 7.89       $ 9.29          0
   01/01/2011 to 12/31/2011...........    $ 9.29       $ 9.51          0
   01/01/2012 to 12/31/2012...........    $ 9.51       $11.26          0
PROFUND VP EUROPE 30
   03/14/2005 to 12/31/2005...........    $ 9.99       $10.41          0
   01/01/2006 to 12/31/2006...........    $10.41       $11.87          0
   01/01/2007 to 12/31/2007...........    $11.87       $13.19          0
   01/01/2008 to 12/31/2008...........    $13.19       $ 7.16          0
   01/01/2009 to 12/31/2009...........    $ 7.16       $ 9.19          0
   01/01/2010 to 12/31/2010...........    $ 9.19       $ 9.15          0
   01/01/2011 to 12/31/2011...........    $ 9.15       $ 8.09          0
   01/01/2012 to 12/31/2012...........    $ 8.09       $ 9.15          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP FINANCIALS
   03/14/2005 to 12/31/2005...........    $10.08       $10.53          0
   01/01/2006 to 12/31/2006...........    $10.53       $11.98          0
   01/01/2007 to 12/31/2007...........    $11.98       $ 9.40          0
   01/01/2008 to 12/31/2008...........    $ 9.40       $ 4.51          0
   01/01/2009 to 12/31/2009...........    $ 4.51       $ 5.03          0
   01/01/2010 to 12/31/2010...........    $ 5.03       $ 5.41          0
   01/01/2011 to 12/31/2011...........    $ 5.41       $ 4.52          0
   01/01/2012 to 12/31/2012...........    $ 4.52       $ 5.47          0
PROFUND VP HEALTH CARE
   03/14/2005 to 12/31/2005...........    $10.09       $10.46          0
   01/01/2006 to 12/31/2006...........    $10.46       $10.68          0
   01/01/2007 to 12/31/2007...........    $10.68       $11.04          0
   01/01/2008 to 12/31/2008...........    $11.04       $ 8.11          0
   01/01/2009 to 12/31/2009...........    $ 8.11       $ 9.40          0
   01/01/2010 to 12/31/2010...........    $ 9.40       $ 9.38          0
   01/01/2011 to 12/31/2011...........    $ 9.38       $10.02          0
   01/01/2012 to 12/31/2012...........    $10.02       $11.41          0
PROFUND VP INDUSTRIALS
   03/14/2005 to 12/31/2005...........    $10.06       $10.06          0
   01/01/2006 to 12/31/2006...........    $10.06       $10.90          0
   01/01/2007 to 12/31/2007...........    $10.90       $11.81          0
   01/01/2008 to 12/31/2008...........    $11.81       $ 6.82          0
   01/01/2009 to 12/31/2009...........    $ 6.82       $ 8.21          0
   01/01/2010 to 12/31/2010...........    $ 8.21       $ 9.85          0
   01/01/2011 to 12/31/2011...........    $ 9.85       $ 9.38          0
   01/01/2012 to 12/31/2012...........    $ 9.38       $10.54          0
PROFUND VP INTERNET
   03/14/2005 to 12/31/2005...........    $ 9.94       $12.71          0
   01/01/2006 to 12/31/2006...........    $12.71       $12.50          0
   01/01/2007 to 12/31/2007...........    $12.50       $13.36          0
   01/01/2008 to 12/31/2008...........    $13.36       $ 7.15          0
   01/01/2009 to 12/31/2009...........    $ 7.15       $12.29          0
   01/01/2010 to 12/31/2010...........    $12.29       $16.13          0
   01/01/2011 to 12/31/2011...........    $16.13       $14.57          0
   01/01/2012 to 12/31/2012...........    $14.57       $16.92          0
PROFUND VP JAPAN
   03/14/2005 to 12/31/2005...........    $ 9.95       $13.38          0
   01/01/2006 to 12/31/2006...........    $13.38       $14.38          0
   01/01/2007 to 12/31/2007...........    $14.38       $12.56          0
   01/01/2008 to 12/31/2008...........    $12.56       $ 7.20          0
   01/01/2009 to 12/31/2009...........    $ 7.20       $ 7.71          0
   01/01/2010 to 12/31/2010...........    $ 7.71       $ 6.99          0
   01/01/2011 to 12/31/2011...........    $ 6.99       $ 5.52          0
   01/01/2012 to 12/31/2012...........    $ 5.52       $ 6.59          0
PROFUND VP LARGE-CAP GROWTH
   03/14/2005 to 12/31/2005...........    $10.03       $ 9.98          0
   01/01/2006 to 12/31/2006...........    $ 9.98       $10.56          0
   01/01/2007 to 12/31/2007...........    $10.56       $10.96          0
   01/01/2008 to 12/31/2008...........    $10.96       $ 6.85          0
   01/01/2009 to 12/31/2009...........    $ 6.85       $ 8.62          0
   01/01/2010 to 12/31/2010...........    $ 8.62       $ 9.47          0
   01/01/2011 to 12/31/2011...........    $ 9.47       $ 9.47          0
   01/01/2012 to 12/31/2012...........    $ 9.47       $10.36          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP LARGE-CAP VALUE
   03/14/2005 to 12/31/2005...........    $10.07       $10.20          0
   01/01/2006 to 12/31/2006...........    $10.20       $11.74          0
   01/01/2007 to 12/31/2007...........    $11.74       $11.40          0
   01/01/2008 to 12/31/2008...........    $11.40       $ 6.59          0
   01/01/2009 to 12/31/2009...........    $ 6.59       $ 7.63          0
   01/01/2010 to 12/31/2010...........    $ 7.63       $ 8.36          0
   01/01/2011 to 12/31/2011...........    $ 8.36       $ 8.00          0
   01/01/2012 to 12/31/2012...........    $ 8.00       $ 8.96          0
PROFUND VP MID-CAP GROWTH
   03/14/2005 to 12/31/2005...........    $10.06       $10.76          0
   01/01/2006 to 12/31/2006...........    $10.76       $10.85          0
   01/01/2007 to 12/31/2007...........    $10.85       $11.76          0
   01/01/2008 to 12/31/2008...........    $11.76       $ 6.98          0
   01/01/2009 to 12/31/2009...........    $ 6.98       $ 9.36          0
   01/01/2010 to 12/31/2010...........    $ 9.36       $11.66          0
   01/01/2011 to 12/31/2011...........    $11.66       $10.99          0
   01/01/2012 to 12/31/2012...........    $10.99       $12.30          0
PROFUND VP MID-CAP VALUE
   03/14/2005 to 12/31/2005...........    $10.09       $10.60          0
   01/01/2006 to 12/31/2006...........    $10.60       $11.55          0
   01/01/2007 to 12/31/2007...........    $11.55       $11.31          0
   01/01/2008 to 12/31/2008...........    $11.31       $ 6.99          0
   01/01/2009 to 12/31/2009...........    $ 6.99       $ 8.87          0
   01/01/2010 to 12/31/2010...........    $ 8.87       $10.36          0
   01/01/2011 to 12/31/2011...........    $10.36       $ 9.66          0
   01/01/2012 to 12/31/2012...........    $ 9.66       $10.92          0
PROFUND VP NASDAQ-100
   03/14/2005 to 12/31/2005...........    $10.06       $10.55          0
   01/01/2006 to 12/31/2006...........    $10.55       $10.79          0
   01/01/2007 to 12/31/2007...........    $10.79       $12.31          0
   01/01/2008 to 12/31/2008...........    $12.31       $ 6.87          0
   01/01/2009 to 12/31/2009...........    $ 6.87       $10.13          0
   01/01/2010 to 12/31/2010...........    $10.13       $11.62          0
   01/01/2011 to 12/31/2011...........    $11.62       $11.43          0
   01/01/2012 to 12/31/2012...........    $11.43       $12.89          0
PROFUND VP OIL & GAS
   03/14/2005 to 12/31/2005...........    $10.07       $10.92          0
   01/01/2006 to 12/31/2006...........    $10.92       $12.78          0
   01/01/2007 to 12/31/2007...........    $12.78       $16.42          0
   01/01/2008 to 12/31/2008...........    $16.42       $10.04          0
   01/01/2009 to 12/31/2009...........    $10.04       $11.25          0
   01/01/2010 to 12/31/2010...........    $11.25       $12.85          0
   01/01/2011 to 12/31/2011...........    $12.85       $12.75          0
   01/01/2012 to 12/31/2012...........    $12.75       $12.72          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP PHARMACEUTICALS
   03/14/2005 to 12/31/2005...........    $10.02       $ 9.44          0
   01/01/2006 to 12/31/2006...........    $ 9.44       $10.27          0
   01/01/2007 to 12/31/2007...........    $10.27       $10.19          0
   01/01/2008 to 12/31/2008...........    $10.19       $ 7.96          0
   01/01/2009 to 12/31/2009...........    $ 7.96       $ 9.02          0
   01/01/2010 to 12/31/2010...........    $ 9.02       $ 8.79          0
   01/01/2011 to 12/31/2011...........    $ 8.79       $ 9.91          0
   01/01/2012 to 12/31/2012...........    $ 9.91       $10.75          0
PROFUND VP PRECIOUS METALS
   03/14/2005 to 12/31/2005...........    $ 9.89       $12.00          0
   01/01/2006 to 12/31/2006...........    $12.00       $12.49          0
   01/01/2007 to 12/31/2007...........    $12.49       $14.84          0
   01/01/2008 to 12/31/2008...........    $14.84       $ 9.96          0
   01/01/2009 to 12/31/2009...........    $ 9.96       $13.08          0
   01/01/2010 to 12/31/2010...........    $13.08       $16.87          0
   01/01/2011 to 12/31/2011...........    $16.87       $13.22          0
   01/01/2012 to 12/31/2012...........    $13.22       $10.95          0
PROFUND VP REAL ESTATE
   03/14/2005 to 12/31/2005...........    $10.15       $11.17          0
   01/01/2006 to 12/31/2006...........    $11.17       $14.36          0
   01/01/2007 to 12/31/2007...........    $14.36       $11.20          0
   01/01/2008 to 12/31/2008...........    $11.20       $ 6.38          0
   01/01/2009 to 12/31/2009...........    $ 6.38       $ 7.91          0
   01/01/2010 to 12/31/2010...........    $ 7.91       $ 9.57          0
   01/01/2011 to 12/31/2011...........    $ 9.57       $ 9.73          0
   01/01/2012 to 12/31/2012...........    $ 9.73       $11.05          0
PROFUND VP RISING RATES OPPORTUNITY
   03/14/2005 to 12/31/2005...........    $ 9.91       $ 9.08          0
   01/01/2006 to 12/31/2006...........    $ 9.08       $ 9.71          0
   01/01/2007 to 12/31/2007...........    $ 9.71       $ 8.92          0
   01/01/2008 to 12/31/2008...........    $ 8.92       $ 5.37          0
   01/01/2009 to 12/31/2009...........    $ 5.37       $ 6.88          0
   01/01/2010 to 12/31/2010...........    $ 6.88       $ 5.61          0
   01/01/2011 to 12/31/2011...........    $ 5.61       $ 3.40          0
   01/01/2012 to 12/31/2012...........    $ 3.40       $ 3.07          0
PROFUND VP SEMICONDUCTOR
   03/14/2005 to 12/31/2005...........    $10.04       $10.65          0
   01/01/2006 to 12/31/2006...........    $10.65       $ 9.60          0
   01/01/2007 to 12/31/2007...........    $ 9.60       $ 9.97          0
   01/01/2008 to 12/31/2008...........    $ 9.97       $ 4.85          0
   01/01/2009 to 12/31/2009...........    $ 4.85       $ 7.72          0
   01/01/2010 to 12/31/2010...........    $ 7.72       $ 8.42          0
   01/01/2011 to 12/31/2011...........    $ 8.42       $ 7.85          0
   01/01/2012 to 12/31/2012...........    $ 7.85       $ 7.29          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT MID-CAP
   03/14/2005 to 12/31/2005...........    $ 9.93       $ 8.94          0
   01/01/2006 to 12/31/2006...........    $ 8.94       $ 8.36          0
   01/01/2007 to 12/31/2007...........    $ 8.36       $ 7.87          0
   01/01/2008 to 12/31/2008...........    $ 7.87       $10.07          0
   01/01/2009 to 12/31/2009...........    $10.07       $ 6.31          0
   01/01/2010 to 12/31/2010...........    $ 6.31       $ 4.54          0
   01/01/2011 to 12/31/2011...........    $ 4.54       $ 4.04          0
   01/01/2012 to 12/31/2012...........    $ 4.04       $ 3.18          0
PROFUND VP SHORT NASDAQ-100
   03/14/2005 to 12/31/2005...........    $ 9.94       $ 9.14          0
   01/01/2006 to 12/31/2006...........    $ 9.14       $ 8.75          0
   01/01/2007 to 12/31/2007...........    $ 8.75       $ 7.50          0
   01/01/2008 to 12/31/2008...........    $ 7.50       $10.78          0
   01/01/2009 to 12/31/2009...........    $10.78       $ 6.21          0
   01/01/2010 to 12/31/2010...........    $ 6.21       $ 4.74          0
   01/01/2011 to 12/31/2011...........    $ 4.74       $ 4.12          0
   01/01/2012 to 12/31/2012...........    $ 4.12       $ 3.25          0
PROFUND VP SHORT SMALL-CAP
   03/14/2005 to 12/31/2005...........    $ 9.95       $ 9.17          0
   01/01/2006 to 12/31/2006...........    $ 9.17       $ 7.84          0
   01/01/2007 to 12/31/2007...........    $ 7.84       $ 7.95          0
   01/01/2008 to 12/31/2008...........    $ 7.95       $ 9.57          0
   01/01/2009 to 12/31/2009...........    $ 9.57       $ 6.28          0
   01/01/2010 to 12/31/2010...........    $ 6.28       $ 4.33          0
   01/01/2011 to 12/31/2011...........    $ 4.33       $ 3.82          0
   01/01/2012 to 12/31/2012...........    $ 3.82       $ 3.00          0
PROFUND VP SMALL-CAP GROWTH
   03/14/2005 to 12/31/2005...........    $10.04       $10.48          0
   01/01/2006 to 12/31/2006...........    $10.48       $11.05          0
   01/01/2007 to 12/31/2007...........    $11.05       $11.15          0
   01/01/2008 to 12/31/2008...........    $11.15       $ 7.13          0
   01/01/2009 to 12/31/2009...........    $ 7.13       $ 8.73          0
   01/01/2010 to 12/31/2010...........    $ 8.73       $10.65          0
   01/01/2011 to 12/31/2011...........    $10.65       $10.46          0
   01/01/2012 to 12/31/2012...........    $10.46       $11.41          0
PROFUND VP SMALL-CAP VALUE
   03/14/2005 to 12/31/2005...........    $10.04       $10.30          0
   01/01/2006 to 12/31/2006...........    $10.30       $11.73          0
   01/01/2007 to 12/31/2007...........    $11.73       $10.55          0
   01/01/2008 to 12/31/2008...........    $10.55       $ 7.09          0
   01/01/2009 to 12/31/2009...........    $ 7.09       $ 8.29          0
   01/01/2010 to 12/31/2010...........    $ 8.29       $ 9.81          0
   01/01/2011 to 12/31/2011...........    $ 9.81       $ 9.13          0
   01/01/2012 to 12/31/2012...........    $ 9.13       $10.29          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP TECHNOLOGY
   03/14/2005 to 12/31/2005...........    $10.03       $10.54          0
   01/01/2006 to 12/31/2006...........    $10.54       $11.05          0
   01/01/2007 to 12/31/2007...........    $11.05       $12.26          0
   01/01/2008 to 12/31/2008...........    $12.26       $ 6.62          0
   01/01/2009 to 12/31/2009...........    $ 6.62       $10.36          0
   01/01/2010 to 12/31/2010...........    $10.36       $11.13          0
   01/01/2011 to 12/31/2011...........    $11.13       $10.65          0
   01/01/2012 to 12/31/2012...........    $10.65       $11.39          0
PROFUND VP TELECOMMUNICATIONS
   03/14/2005 to 12/31/2005...........    $10.03       $ 9.74          0
   01/01/2006 to 12/31/2006...........    $ 9.74       $12.68          0
   01/01/2007 to 12/31/2007...........    $12.68       $13.33          0
   01/01/2008 to 12/31/2008...........    $13.33       $ 8.48          0
   01/01/2009 to 12/31/2009...........    $ 8.48       $ 8.83          0
   01/01/2010 to 12/31/2010...........    $ 8.83       $ 9.91          0
   01/01/2011 to 12/31/2011...........    $ 9.91       $ 9.79          0
   01/01/2012 to 12/31/2012...........    $ 9.79       $11.06          0
PROFUND VP U.S. GOVERNMENT PLUS
   03/14/2005 to 12/31/2005...........    $10.08       $10.54          0
   01/01/2006 to 12/31/2006...........    $10.54       $ 9.76          0
   01/01/2007 to 12/31/2007...........    $ 9.76       $10.43          0
   01/01/2008 to 12/31/2008...........    $10.43       $15.14          0
   01/01/2009 to 12/31/2009...........    $15.14       $ 9.90          0
   01/01/2010 to 12/31/2010...........    $ 9.90       $10.57          0
   01/01/2011 to 12/31/2011...........    $10.57       $14.72          0
   01/01/2012 to 12/31/2012...........    $14.72       $14.42          0
PROFUND VP ULTRABULL
   03/14/2005 to 12/31/2005...........    $10.11       $10.25          0
   01/01/2006 to 12/31/2006...........    $10.25       $12.23          0
   01/01/2007 to 12/31/2007...........    $12.23       $11.96          0
   01/01/2008 to 12/31/2008...........    $11.96       $ 3.78          0
   01/01/2009 to 12/31/2009...........    $ 3.78       $ 5.31          0
   01/01/2010 to 12/31/2010...........    $ 5.31       $ 6.29          0
   01/01/2011 to 12/31/2011...........    $ 6.29       $ 5.81          0
   01/01/2012 to 12/31/2012...........    $ 5.81       $ 7.26          0
PROFUND VP ULTRAMID-CAP
   03/14/2005 to 12/31/2005...........    $10.15       $11.38          0
   01/01/2006 to 12/31/2006...........    $11.38       $12.22          0
   01/01/2007 to 12/31/2007...........    $12.22       $12.55          0
   01/01/2008 to 12/31/2008...........    $12.55       $ 3.96          0
   01/01/2009 to 12/31/2009...........    $ 3.96       $ 6.37          0
   01/01/2010 to 12/31/2010...........    $ 6.37       $ 9.25          0
   01/01/2011 to 12/31/2011...........    $ 9.25       $ 7.74          0
   01/01/2012 to 12/31/2012...........    $ 7.74       $ 9.95          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ULTRANASDAQ-100
   03/14/2005 to 12/31/2005...........    $10.15       $11.04          0
   01/01/2006 to 12/31/2006...........    $11.04       $11.23          0
   01/01/2007 to 12/31/2007...........    $11.23       $14.00          0
   01/01/2008 to 12/31/2008...........    $14.00       $ 3.70          0
   01/01/2009 to 12/31/2009...........    $ 3.70       $ 7.87          0
   01/01/2010 to 12/31/2010...........    $ 7.87       $10.32          0
   01/01/2011 to 12/31/2011...........    $10.32       $ 9.90          0
   01/01/2012 to 12/31/2012...........    $ 9.90       $12.84          0
PROFUND VP ULTRASMALL-CAP
   03/14/2005 to 12/31/2005...........    $10.11       $10.66          0
   01/01/2006 to 12/31/2006...........    $10.66       $13.03          0
   01/01/2007 to 12/31/2007...........    $13.03       $10.97          0
   01/01/2008 to 12/31/2008...........    $10.97       $ 3.60          0
   01/01/2009 to 12/31/2009...........    $ 3.60       $ 4.89          0
   01/01/2010 to 12/31/2010...........    $ 4.89       $ 7.04          0
   01/01/2011 to 12/31/2011...........    $ 7.04       $ 5.55          0
   01/01/2012 to 12/31/2012...........    $ 5.55       $ 6.97          0
PROFUND VP UTILITIES
   03/14/2005 to 12/31/2005...........    $10.17       $10.60          0
   01/01/2006 to 12/31/2006...........    $10.60       $12.26          0
   01/01/2007 to 12/31/2007...........    $12.26       $13.77          0
   01/01/2008 to 12/31/2008...........    $13.77       $ 9.26          0
   01/01/2009 to 12/31/2009...........    $ 9.26       $ 9.94          0
   01/01/2010 to 12/31/2010...........    $ 9.94       $10.22          0
   01/01/2011 to 12/31/2011...........    $10.22       $11.65          0
   01/01/2012 to 12/31/2012...........    $11.65       $11.31          0
PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005...........    $ 9.93       $11.18          0
   01/01/2006 to 12/31/2006...........    $11.18       $13.12          0
   01/01/2007 to 12/31/2007...........    $13.12       $15.22          0
   01/01/2008 to 12/31/2008...........    $15.22       $ 7.34          0
   01/01/2009 to 12/31/2009...........    $ 7.34       $ 9.76          0
   01/01/2010 to 12/31/2010...........    $ 9.76       $10.79          0
   01/01/2011 to 12/31/2011...........    $10.79       $ 8.91          0
   01/01/2012 to 12/31/2012...........    $ 8.91       $10.58          0
S&P TARGET 24 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.10       $10.48          0
   01/01/2006 to 12/31/2006...........    $10.48       $10.46          0
   01/01/2007 to 12/31/2007...........    $10.46       $10.57          0
   01/01/2008 to 12/31/2008...........    $10.57       $ 7.39          0
   01/01/2009 to 12/31/2009...........    $ 7.39       $ 8.15          0
   01/01/2010 to 12/31/2010...........    $ 8.15       $ 9.44          0
   01/01/2011 to 12/31/2011...........    $ 9.44       $ 9.94          0
   01/01/2012 to 12/31/2012...........    $ 9.94       $10.55          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
TARGET MANAGED VIP PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.02       $10.43          0
   01/01/2006 to 12/31/2006...........    $10.43       $11.29          0
   01/01/2007 to 12/31/2007...........    $11.29       $11.98          0
   01/01/2008 to 12/31/2008...........    $11.98       $ 6.41          0
   01/01/2009 to 12/31/2009...........    $ 6.41       $ 7.03          0
   01/01/2010 to 12/31/2010...........    $ 7.03       $ 8.12          0
   01/01/2011 to 12/31/2011...........    $ 8.12       $ 7.75          0
   01/01/2012 to 12/31/2012...........    $ 7.75       $ 8.49          0
THE DOW DART 10 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.03       $ 9.53          0
   01/01/2006 to 12/31/2006...........    $ 9.53       $11.61          0
   01/01/2007 to 12/31/2007...........    $11.61       $11.33          0
   01/01/2008 to 12/31/2008...........    $11.33       $ 7.86          0
   01/01/2009 to 12/31/2009...........    $ 7.86       $ 8.69          0
   01/01/2010 to 12/31/2010...........    $ 8.69       $ 9.84          0
   01/01/2011 to 12/31/2011...........    $ 9.84       $10.28          0
   01/01/2012 to 12/31/2012...........    $10.28       $11.04          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
THE DOW TARGET DIVIDEND PORTFOLIO
   05/02/2005* to 12/31/2005..........    $10.00       $ 9.67          0
   01/01/2006 to 12/31/2006...........    $ 9.67       $11.08          0
   01/01/2007 to 12/31/2007...........    $11.08       $10.87          0
   01/01/2008 to 12/31/2008...........    $10.87       $ 6.27          0
   01/01/2009 to 12/31/2009...........    $ 6.27       $ 6.94          0
   01/01/2010 to 12/31/2010...........    $ 6.94       $ 7.84          0
   01/01/2011 to 12/31/2011...........    $ 7.84       $ 8.06          0
   01/01/2012 to 12/31/2012...........    $ 8.06       $ 8.26          0
VALUE LINE TARGET 25 PORTFOLIO
   03/14/2005 to 12/31/2005...........    $10.00       $11.11          0
   01/01/2006 to 12/31/2006...........    $11.11       $11.08          0
   01/01/2007 to 12/31/2007...........    $11.08       $12.71          0
   01/01/2008 to 12/31/2008...........    $12.71       $ 5.57          0
   01/01/2009 to 12/31/2009...........    $ 5.57       $ 5.78          0
   01/01/2010 to 12/31/2010...........    $ 5.78       $ 7.32          0
   01/01/2011 to 12/31/2011...........    $ 7.32       $ 5.35          0
   01/01/2012 to 12/31/2012...........    $ 5.35       $ 6.29          0
WELLS FARGO ADVANTAGE VT EQUITY INCOME
   03/14/2005 to 12/31/2005...........    $10.07       $10.08          0
   01/01/2006 to 12/31/2006...........    $10.08       $11.60          0
   01/01/2007 to 12/31/2007...........    $11.60       $11.56          0
   01/01/2008 to 12/31/2008...........    $11.56       $ 7.13          0
   01/01/2009 to 12/31/2009...........    $ 7.13       $ 8.08          0
   01/01/2010 to 07/16/2010...........    $ 8.08       $ 7.70          0
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 8.74       $10.50          0
   01/01/2011 to 12/31/2011...........    $10.50       $ 8.88          0
   01/01/2012 to 12/31/2012...........    $ 8.88       $ 9.79          0
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $ 7.70       $ 8.92          0
   01/01/2011 to 12/31/2011...........    $ 8.92       $ 8.46          0
   01/01/2012 to 12/31/2012...........    $ 8.46       $ 9.81          0
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $10.72       $13.43          0
   01/01/2011 to 12/31/2011...........    $13.43       $12.33          0
   01/01/2012 to 12/31/2012...........    $12.33       $14.44          0
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.17          0
   01/01/2011 to 12/31/2011...........    $12.17       $11.29          0
   01/01/2012 to 12/31/2012...........    $11.29       $11.84          0



* Denotes the start date of these sub-accounts

                                   ASXT SIX

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

       ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00%
                           SETTLEMENT SERVICE CHARGE



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
ACCESS VP HIGH YIELD FUND
   03/19/2007* to 12/31/2007..........    $11.70       $11.98        18,903
   01/01/2008 to 12/31/2008...........    $11.98       $11.31         2,910
   01/01/2009 to 12/31/2009...........    $11.31       $13.10         3,789
   01/01/2010 to 12/31/2010...........    $13.10       $15.09         5,807
   01/01/2011 to 12/31/2011...........    $15.09       $15.35        35,322
   01/01/2012 to 12/31/2012...........    $15.35       $17.34        19,933
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.08       $11.99       411,706
   01/01/2008 to 12/31/2008...........    $11.99       $ 8.09       371,911
   01/01/2009 to 12/31/2009...........    $ 8.09       $ 9.96       250,364
   01/01/2010 to 12/31/2010...........    $ 9.96       $11.04       243,717
   01/01/2011 to 12/31/2011...........    $11.04       $10.64       237,622
   01/01/2012 to 12/31/2012...........    $10.64       $11.86       240,813
AST ADVANCED STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.80       $11.62       226,629
   01/01/2008 to 12/31/2008...........    $11.62       $ 8.07       252,802
   01/01/2009 to 12/31/2009...........    $ 8.07       $10.09       239,014
   01/01/2010 to 12/31/2010...........    $10.09       $11.35       184,259
   01/01/2011 to 12/31/2011...........    $11.35       $11.25       191,948
   01/01/2012 to 12/31/2012...........    $11.25       $12.66       256,281
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $17.44       $17.54       228,111
   01/01/2008 to 12/31/2008...........    $17.54       $11.33       154,997
   01/01/2009 to 12/31/2009...........    $11.33       $13.21       198,496
   01/01/2010 to 12/31/2010...........    $13.21       $14.89       169,315
   01/01/2011 to 12/31/2011...........    $14.89       $15.27       162,593
   01/01/2012 to 05/04/2012...........    $15.27       $16.63             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.00       $11.86       133,094
   01/01/2008 to 12/31/2008...........    $11.86       $ 8.37       237,851
   01/01/2009 to 12/31/2009...........    $ 8.37       $10.22       257,542
   01/01/2010 to 12/31/2010...........    $10.22       $11.36       323,653
   01/01/2011 to 12/31/2011...........    $11.36       $11.11       402,312
   01/01/2012 to 12/31/2012...........    $11.11       $12.37       420,485
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 9.21           608
   01/01/2012 to 12/31/2012...........    $ 9.21       $10.20           601
AST BLACKROCK VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $14.65       $14.77       205,376
   01/01/2008 to 12/31/2008...........    $14.77       $ 9.17       175,827
   01/01/2009 to 12/31/2009...........    $ 9.17       $10.73       110,665
   01/01/2010 to 12/31/2010...........    $10.73       $11.95        84,321
   01/01/2011 to 12/31/2011...........    $11.95       $11.77        70,324
   01/01/2012 to 12/31/2012...........    $11.77       $13.21        70,906
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008..........    $10.00       $11.38       161,639
   01/01/2009 to 12/31/2009...........    $11.38       $11.23       140,596
   01/01/2010 to 12/31/2010...........    $11.23       $12.16        82,764
   01/01/2011 to 12/31/2011...........    $12.16       $12.81        90,616
   01/01/2012 to 12/31/2012...........    $12.81       $13.06        53,184
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009..........    $10.00       $ 9.45           981
   01/01/2010 to 12/31/2010...........    $ 9.45       $10.35         1,607
   01/01/2011 to 12/31/2011...........    $10.35       $11.23         5,489
   01/01/2012 to 12/31/2012...........    $11.23       $11.58         5,649
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010..........    $10.00       $10.85             0
   01/01/2011 to 12/31/2011...........    $10.85       $11.97         1,453
   01/01/2012 to 12/31/2012...........    $11.97       $12.45         2,044
AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008..........    $10.00       $12.13        11,683
   01/01/2009 to 12/31/2009...........    $12.13       $11.28         9,475
   01/01/2010 to 12/31/2010...........    $11.28       $12.41             0
   01/01/2011 to 12/31/2011...........    $12.41       $13.96         2,627
   01/01/2012 to 12/31/2012...........    $13.96       $14.61         4,673
AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008..........    $10.00       $12.20         9,569
   01/01/2009 to 12/31/2009...........    $12.20       $11.14             0
   01/01/2010 to 12/31/2010...........    $11.14       $12.29         4,945
   01/01/2011 to 12/31/2011...........    $12.29       $14.11             0
   01/01/2012 to 12/31/2012...........    $14.11       $14.78        12,165

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009..........    $10.00       $ 8.86             0
   01/01/2010 to 12/31/2010...........    $ 8.86       $ 9.81         1,268
   01/01/2011 to 12/31/2011...........    $ 9.81       $11.53             0
   01/01/2012 to 12/31/2012...........    $11.53       $12.13           768
AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010..........    $10.00       $11.10         2,981
   01/01/2011 to 12/31/2011...........    $11.10       $13.22         6,222
   01/01/2012 to 12/31/2012...........    $13.22       $13.97             0
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011..........    $10.00       $12.12         3,562
   01/01/2012 to 12/31/2012...........    $12.12       $12.70        19,197
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012..........    $10.00       $10.48        10,462
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.22       $12.24       420,583
   01/01/2008 to 12/31/2008...........    $12.24       $ 7.88       495,503
   01/01/2009 to 12/31/2009...........    $ 7.88       $ 9.78       462,021
   01/01/2010 to 12/31/2010...........    $ 9.78       $10.98       364,312
   01/01/2011 to 12/31/2011...........    $10.98       $10.61       310,209
   01/01/2012 to 12/31/2012...........    $10.61       $11.94       351,268
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.05         3,529
   01/01/2008 to 12/31/2008...........    $10.05       $ 7.21        13,812
   01/01/2009 to 12/31/2009...........    $ 7.21       $ 8.80        41,533
   01/01/2010 to 12/31/2010...........    $ 8.80       $ 9.75        52,644
   01/01/2011 to 12/31/2011...........    $ 9.75       $ 9.48       111,110
   01/01/2012 to 12/31/2012...........    $ 9.48       $10.35       139,141
AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007* to 12/31/2007..........    $31.90       $24.67       155,081
   01/01/2008 to 12/31/2008...........    $24.67       $15.86       111,995
   01/01/2009 to 12/31/2009...........    $15.86       $20.71        96,981
   01/01/2010 to 12/31/2010...........    $20.71       $26.39        88,762
   01/01/2011 to 12/31/2011...........    $26.39       $27.85        75,280
   01/01/2012 to 12/31/2012...........    $27.85       $31.80        92,654
AST DEAM SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.51       $12.80        75,539
   01/01/2008 to 07/18/2008...........    $12.80       $11.77             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $12.62       $13.64       189,572
   01/01/2008 to 12/31/2008...........    $13.64       $ 7.55       125,578
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 9.92        89,622
   01/01/2010 to 12/31/2010...........    $ 9.92       $13.01        81,914
   01/01/2011 to 12/31/2011...........    $13.01       $11.19       137,269
   01/01/2012 to 12/31/2012...........    $11.19       $13.30       130,099
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.01             0
   01/01/2008 to 12/31/2008...........    $10.01       $ 7.21            70
   01/01/2009 to 12/31/2009...........    $ 7.21       $ 8.66             0
   01/01/2010 to 12/31/2010...........    $ 8.66       $ 9.71         3,036
   01/01/2011 to 12/31/2011...........    $ 9.71       $ 9.38        15,195
   01/01/2012 to 12/31/2012...........    $ 9.38       $10.55        30,124
AST FIRST TRUST BALANCED TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.69       $11.43       343,893
   01/01/2008 to 12/31/2008...........    $11.43       $ 7.41       176,530
   01/01/2009 to 12/31/2009...........    $ 7.41       $ 9.09       152,714
   01/01/2010 to 12/31/2010...........    $ 9.09       $10.29       126,118
   01/01/2011 to 12/31/2011...........    $10.29       $10.03       140,161
   01/01/2012 to 12/31/2012...........    $10.03       $10.99       144,585
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.49       $11.62       104,706
   01/01/2008 to 12/31/2008...........    $11.62       $ 6.82       145,715
   01/01/2009 to 12/31/2009...........    $ 6.82       $ 8.51       130,430
   01/01/2010 to 12/31/2010...........    $ 8.51       $10.02       119,611
   01/01/2011 to 12/31/2011...........    $10.02       $ 9.31       121,090
   01/01/2012 to 12/31/2012...........    $ 9.31       $10.40        69,098
AST FOCUS FOUR PLUS PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.00       $ 7.50             0
   01/01/2009 to 11/13/2009...........    $ 7.50       $ 8.43             0
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.80        64,500
AST GLOBAL REAL ESTATE PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.18       $ 6.13           192
   01/01/2009 to 12/31/2009...........    $ 6.13       $ 8.20         3,269
   01/01/2010 to 12/31/2010...........    $ 8.20       $ 9.76         8,104
   01/01/2011 to 12/31/2011...........    $ 9.76       $ 9.18        10,323
   01/01/2012 to 12/31/2012...........    $ 9.18       $11.52        14,435

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $23.34       $26.68       406,767
   01/01/2008 to 12/31/2008...........    $26.68       $15.77       306,283
   01/01/2009 to 12/31/2009...........    $15.77       $23.33       257,290
   01/01/2010 to 12/31/2010...........    $23.33       $25.47       222,209
   01/01/2011 to 12/31/2011...........    $25.47       $24.22       190,087
   01/01/2012 to 12/31/2012...........    $24.22       $28.72       164,258
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $28.49       $29.91       507,472
   01/01/2008 to 12/31/2008...........    $29.91       $17.56       379,447
   01/01/2009 to 12/31/2009...........    $17.56       $20.72       266,028
   01/01/2010 to 12/31/2010...........    $20.72       $23.16       214,419
   01/01/2011 to 12/31/2011...........    $23.16       $21.66       193,150
   01/01/2012 to 12/31/2012...........    $21.66       $25.66       182,309
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $ 4.77       $ 5.43       362,040
   01/01/2008 to 12/31/2008...........    $ 5.43       $ 3.18       295,139
   01/01/2009 to 12/31/2009...........    $ 3.18       $ 4.95       301,894
   01/01/2010 to 12/31/2010...........    $ 4.95       $ 5.87       288,663
   01/01/2011 to 12/31/2011...........    $ 5.87       $ 5.64       242,754
   01/01/2012 to 12/31/2012...........    $ 5.64       $ 6.68       295,653
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $28.22       $26.36       149,378
   01/01/2008 to 12/31/2008...........    $26.36       $19.15       100,029
   01/01/2009 to 12/31/2009...........    $19.15       $24.05        96,518
   01/01/2010 to 12/31/2010...........    $24.05       $30.18        78,409
   01/01/2011 to 12/31/2011...........    $30.18       $30.27        68,981
   01/01/2012 to 12/31/2012...........    $30.27       $34.66        62,151
AST HIGH YIELD PORTFOLIO
   03/19/2007* to 12/31/2007..........    $18.35       $18.28       274,834
   01/01/2008 to 12/31/2008...........    $18.28       $13.48       191,706
   01/01/2009 to 12/31/2009...........    $13.48       $18.09       206,875
   01/01/2010 to 12/31/2010...........    $18.09       $20.32       182,892
   01/01/2011 to 12/31/2011...........    $20.32       $20.76       158,058
   01/01/2012 to 12/31/2012...........    $20.76       $23.40       149,195
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.18             0
   01/01/2008 to 12/31/2008...........    $10.18       $ 7.64        29,480
   01/01/2009 to 12/31/2009...........    $ 7.64       $ 9.33        30,718
   01/01/2010 to 12/31/2010...........    $ 9.33       $10.31        47,765
   01/01/2011 to 12/31/2011...........    $10.31       $10.15        47,893
   01/01/2012 to 12/31/2012...........    $10.15       $11.07        53,335
AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $22.26       $26.40       715,857
   01/01/2008 to 12/31/2008...........    $26.40       $13.01       552,699
   01/01/2009 to 12/31/2009...........    $13.01       $17.42       377,357
   01/01/2010 to 12/31/2010...........    $17.42       $19.75       307,090
   01/01/2011 to 12/31/2011...........    $19.75       $17.03       256,898
   01/01/2012 to 12/31/2012...........    $17.03       $20.29       244,689

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $20.79       $23.92       246,638
   01/01/2008 to 12/31/2008...........    $23.92       $13.26       126,470
   01/01/2009 to 12/31/2009...........    $13.26       $17.13       165,528
   01/01/2010 to 12/31/2010...........    $17.13       $18.84       155,007
   01/01/2011 to 12/31/2011...........    $18.84       $16.31       132,978
   01/01/2012 to 12/31/2012...........    $16.31       $18.84        69,926
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
FORMERLY, AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $10.20             0
   01/01/2008 to 12/31/2008...........    $10.20       $ 7.00        10,506
   01/01/2009 to 12/31/2009...........    $ 7.00       $ 8.77        51,936
   01/01/2010 to 12/31/2010...........    $ 8.77       $ 9.89        69,518
   01/01/2011 to 12/31/2011...........    $ 9.89       $ 9.73        61,897
   01/01/2012 to 12/31/2012...........    $ 9.73       $10.94        23,928
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
   03/19/2007* to 12/31/2007..........    $20.72       $20.91        89,434
   01/01/2008 to 12/31/2008...........    $20.91       $17.06       109,736
   01/01/2009 to 12/31/2009...........    $17.06       $20.61        89,471
   01/01/2010 to 12/31/2010...........    $20.61       $21.89        83,097
   01/01/2011 to 12/31/2011...........    $21.89       $21.72        94,146
   01/01/2012 to 12/31/2012...........    $21.72       $23.81       101,774
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.08       $10.30             0
   01/01/2010 to 12/31/2010...........    $10.30       $11.35         9,275
   01/01/2011 to 12/31/2011...........    $11.35       $11.31         7,961
   01/01/2012 to 12/31/2012...........    $11.31       $12.90        14,252
AST JENNISON LARGE-CAP VALUE PORTFOLIO
   11/16/2009* to 12/31/2009..........    $10.15       $10.31             0
   01/01/2010 to 12/31/2010...........    $10.31       $11.61             0
   01/01/2011 to 12/31/2011...........    $11.61       $10.82         3,569
   01/01/2012 to 12/31/2012...........    $10.82       $12.13         6,843
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........    $24.10       $26.09       233,797
   01/01/2008 to 12/31/2008...........    $26.09       $15.14       128,075
   01/01/2009 to 12/31/2009...........    $15.14       $20.37       111,338
   01/01/2010 to 12/31/2010...........    $20.37       $21.61        99,329
   01/01/2011 to 12/31/2011...........    $21.61       $19.43        88,820
   01/01/2012 to 12/31/2012...........    $19.43       $23.46       106,686

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $26.11       $25.41       451,318
   01/01/2008 to 12/31/2008...........    $25.41       $14.72       267,385
   01/01/2009 to 12/31/2009...........    $14.72       $17.40       205,587
   01/01/2010 to 12/31/2010...........    $17.40       $19.50       184,694
   01/01/2011 to 12/31/2011...........    $19.50       $18.50       150,135
   01/01/2012 to 12/31/2012...........    $18.50       $21.40       129,302
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........    $14.26       $14.68       220,080
   01/01/2008 to 12/31/2008...........    $14.68       $11.16       140,679
   01/01/2009 to 12/31/2009...........    $11.16       $14.87       152,690
   01/01/2010 to 12/31/2010...........    $14.87       $16.69       119,402
   01/01/2011 to 12/31/2011...........    $16.69       $18.20        95,056
   01/01/2012 to 12/31/2012...........    $18.20       $19.09       125,238
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $19.69       $22.29       971,315
   01/01/2008 to 12/31/2008...........    $22.29       $12.43       710,826
   01/01/2009 to 12/31/2009...........    $12.43       $15.97       454,565
   01/01/2010 to 12/31/2010...........    $15.97       $18.93       364,357
   01/01/2011 to 12/31/2011...........    $18.93       $18.57       314,477
   01/01/2012 to 12/31/2012...........    $18.57       $20.64       298,859
AST MFS GLOBAL EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.16       $16.41       233,832
   01/01/2008 to 12/31/2008...........    $16.41       $10.73       185,745
   01/01/2009 to 12/31/2009...........    $10.73       $13.96       141,465
   01/01/2010 to 12/31/2010...........    $13.96       $15.49       128,001
   01/01/2011 to 12/31/2011...........    $15.49       $14.86       129,617
   01/01/2012 to 12/31/2012...........    $14.86       $18.10       130,547
AST MFS GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $ 8.71       $ 9.99       385,830
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 6.30       283,991
   01/01/2009 to 12/31/2009...........    $ 6.30       $ 7.75       357,512
   01/01/2010 to 12/31/2010...........    $ 7.75       $ 8.65       303,538
   01/01/2011 to 12/31/2011...........    $ 8.65       $ 8.52       270,926
   01/01/2012 to 12/31/2012...........    $ 8.52       $ 9.87       195,704
AST MFS LARGE-CAP VALUE PORTFOLIO
   08/20/2012* to 12/31/2012..........    $10.00       $10.22             0
AST MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $14.11       $14.12       123,018
   01/01/2008 to 12/31/2008...........    $14.12       $ 8.65        81,270
   01/01/2009 to 12/31/2009...........    $ 8.65       $11.89        67,540
   01/01/2010 to 12/31/2010...........    $11.89       $14.55        63,900
   01/01/2011 to 12/31/2011...........    $14.55       $13.91        39,508
   01/01/2012 to 12/31/2012...........    $13.91       $16.30        57,927

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   03/19/2007* to 12/31/2007..........    $13.73       $14.14      2,274,112
   01/01/2008 to 12/31/2008...........    $14.14       $14.35      2,934,205
   01/01/2009 to 12/31/2009...........    $14.35       $14.25      1,421,640
   01/01/2010 to 12/31/2010...........    $14.25       $14.11      1,176,323
   01/01/2011 to 12/31/2011...........    $14.11       $13.97        824,499
   01/01/2012 to 12/31/2012...........    $13.97       $13.83        713,101
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $35.44       $35.87        379,524
   01/01/2008 to 12/31/2008...........    $35.87       $20.51        269,632
   01/01/2009 to 12/31/2009...........    $20.51       $28.55        181,892
   01/01/2010 to 12/31/2010...........    $28.55       $34.89        147,445
   01/01/2011 to 12/31/2011...........    $34.89       $33.69        125,064
   01/01/2012 to 12/31/2012...........    $33.69       $39.06        118,486
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.03       $10.08              0
   01/01/2012 to 12/31/2012...........    $10.08       $10.47              0
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $25.39       $29.67        403,400
   01/01/2008 to 12/31/2008...........    $29.67       $16.69        258,551
   01/01/2009 to 12/31/2009...........    $16.69       $21.45        202,478
   01/01/2010 to 12/31/2010...........    $21.45       $27.32        181,262
   01/01/2011 to 12/31/2011...........    $27.32       $27.50        154,240
   01/01/2012 to 12/31/2012...........    $27.50       $30.60        127,169
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.58       $12.29        291,364
   01/01/2008 to 12/31/2008...........    $12.29       $ 6.99        185,040
   01/01/2009 to 12/31/2009...........    $ 6.99       $ 8.48        130,897
   01/01/2010 to 12/31/2010...........    $ 8.48       $10.10        108,496
   01/01/2011 to 04/29/2011...........    $10.10       $11.35              0
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
   04/30/2012* to 12/31/2012..........    $10.00       $10.37        163,468
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
   07/21/2008* to 12/31/2008..........    $10.10       $ 5.59            354
   01/01/2009 to 12/31/2009...........    $ 5.59       $ 9.22         21,493
   01/01/2010 to 12/31/2010...........    $ 9.22       $11.16         57,487
   01/01/2011 to 12/31/2011...........    $11.16       $ 8.81         55,390
   01/01/2012 to 12/31/2012...........    $ 8.81       $10.28         54,656

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.85       $16.61       476,073
   01/01/2008 to 12/31/2008...........    $16.61       $16.63       417,181
   01/01/2009 to 12/31/2009...........    $16.63       $18.15       376,120
   01/01/2010 to 12/31/2010...........    $18.15       $18.67       283,949
   01/01/2011 to 12/31/2011...........    $18.67       $18.90       241,831
   01/01/2012 to 12/31/2012...........    $18.90       $19.58       267,544
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........    $19.37       $20.48       932,528
   01/01/2008 to 12/31/2008...........    $20.48       $19.82       673,230
   01/01/2009 to 12/31/2009...........    $19.82       $22.86       695,034
   01/01/2010 to 12/31/2010...........    $22.86       $24.38       586,949
   01/01/2011 to 12/31/2011...........    $24.38       $24.90       532,204
   01/01/2012 to 12/31/2012...........    $24.90       $26.95       554,965
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $10.79       $11.55        89,895
   01/01/2008 to 12/31/2008...........    $11.55       $ 9.21       152,701
   01/01/2009 to 12/31/2009...........    $ 9.21       $10.94       182,513
   01/01/2010 to 12/31/2010...........    $10.94       $11.98       203,990
   01/01/2011 to 12/31/2011...........    $11.98       $11.98       173,004
   01/01/2012 to 12/31/2012...........    $11.98       $13.09       274,996
AST PRUDENTIAL CORE BOND PORTFOLIO
   10/31/2011* to 12/31/2011..........    $10.02       $10.08             0
   01/01/2012 to 12/31/2012...........    $10.08       $10.69             0
AST QMA US EQUITY ALPHA PORTFOLIO
   03/19/2007* to 12/31/2007..........    $14.84       $15.22       396,251
   01/01/2008 to 12/31/2008...........    $15.22       $ 9.23       222,439
   01/01/2009 to 12/31/2009...........    $ 9.23       $11.14       165,516
   01/01/2010 to 12/31/2010...........    $11.14       $12.68       148,208
   01/01/2011 to 12/31/2011...........    $12.68       $12.99       123,296
   01/01/2012 to 12/31/2012...........    $12.99       $15.28       121,362
AST QUANTITATIVE MODELING PORTFOLIO
   05/02/2011* to 12/31/2011..........    $10.00       $ 8.94             0
   01/01/2012 to 12/31/2012...........    $ 8.94       $10.01         5,703
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
FORMERLY, AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $11.52             0
   01/01/2008 to 12/31/2008...........    $11.52       $ 7.39         7,390
   01/01/2009 to 12/31/2009...........    $ 7.39       $ 9.28        19,879
   01/01/2010 to 12/31/2010...........    $ 9.28       $10.50        19,915
   01/01/2011 to 12/31/2011...........    $10.50       $10.15        22,151
   01/01/2012 to 12/31/2012...........    $10.15       $11.64        32,123

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
   03/19/2007* to 12/31/2007..........    $17.56       $18.95        57,993
   01/01/2008 to 12/31/2008...........    $18.95       $13.09        38,831
   01/01/2009 to 12/31/2009...........    $13.09       $16.52        56,078
   01/01/2010 to 12/31/2010...........    $16.52       $18.28        55,356
   01/01/2011 to 12/31/2011...........    $18.28       $17.49        63,882
   01/01/2012 to 12/31/2012...........    $17.49       $19.24        63,454
AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $17.47       $18.11       238,483
   01/01/2008 to 12/31/2008...........    $18.11       $11.66       196,511
   01/01/2009 to 12/31/2009...........    $11.66       $15.45       165,746
   01/01/2010 to 12/31/2010...........    $15.45       $20.87       138,847
   01/01/2011 to 12/31/2011...........    $20.87       $20.46       118,573
   01/01/2012 to 12/31/2012...........    $20.46       $22.72       122,406
AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007* to 12/31/2007..........    $25.10       $23.42       357,717
   01/01/2008 to 12/31/2008...........    $23.42       $16.30       265,536
   01/01/2009 to 12/31/2009...........    $16.30       $20.49       179,703
   01/01/2010 to 12/31/2010...........    $20.49       $25.56       142,958
   01/01/2011 to 12/31/2011...........    $25.56       $23.79       125,180
   01/01/2012 to 12/31/2012...........    $23.79       $27.83       104,650
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
   03/19/2007* to 12/31/2007..........    $24.42       $25.66       177,727
   01/01/2008 to 12/31/2008...........    $25.66       $18.81       170,365
   01/01/2009 to 12/31/2009...........    $18.81       $23.12       143,983
   01/01/2010 to 12/31/2010...........    $23.12       $25.53       132,162
   01/01/2011 to 12/31/2011...........    $25.53       $25.78       105,184
   01/01/2012 to 12/31/2012...........    $25.78       $28.96       159,208
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.28       $14.85       396,679
   01/01/2008 to 12/31/2008...........    $14.85       $ 8.54       201,923
   01/01/2009 to 12/31/2009...........    $ 8.54       $10.47       124,152
   01/01/2010 to 12/31/2010...........    $10.47       $11.74       109,186
   01/01/2011 to 12/31/2011...........    $11.74       $11.43        78,033
   01/01/2012 to 12/31/2012...........    $11.43       $13.27       174,018
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.17       $16.31       195,478
   01/01/2008 to 12/31/2008...........    $16.31       $15.75       157,502
   01/01/2009 to 12/31/2009...........    $15.75       $17.49       152,843
   01/01/2010 to 12/31/2010...........    $17.49       $18.30       130,474
   01/01/2011 to 12/31/2011...........    $18.30       $18.87       127,285
   01/01/2012 to 12/31/2012...........    $18.87       $19.66       130,910
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007* to 12/31/2007..........    $15.60       $16.92       156,491
   01/01/2008 to 12/31/2008...........    $16.92       $ 9.96       118,069
   01/01/2009 to 12/31/2009...........    $ 9.96       $15.12       139,111
   01/01/2010 to 12/31/2010...........    $15.12       $17.33        91,822
   01/01/2011 to 12/31/2011...........    $17.33       $16.87        92,278
   01/01/2012 to 12/31/2012...........    $16.87       $19.63       117,823

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
   03/19/2007* to 12/31/2007..........    $49.29       $67.50        91,058
   01/01/2008 to 12/31/2008...........    $67.50       $33.42        67,882
   01/01/2009 to 12/31/2009...........    $33.42       $49.42        59,018
   01/01/2010 to 12/31/2010...........    $49.42       $58.93        51,233
   01/01/2011 to 12/31/2011...........    $58.93       $49.64        45,841
   01/01/2012 to 12/31/2012...........    $49.64       $50.92        40,026
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.38       $12.42        62,773
   01/01/2008 to 12/31/2008...........    $12.42       $ 7.09       126,503
   01/01/2009 to 12/31/2009...........    $ 7.09       $ 9.02        66,395
   01/01/2010 to 12/31/2010...........    $ 9.02       $10.24        85,069
   01/01/2011 to 12/31/2011...........    $10.24       $ 9.78        56,049
   01/01/2012 to 12/31/2012...........    $ 9.78       $10.75        53,655
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007..........    $10.00       $ 9.99         5,043
   01/01/2008 to 12/31/2008...........    $ 9.99       $ 9.37        57,790
   01/01/2009 to 12/31/2009...........    $ 9.37       $10.36        14,693
   01/01/2010 to 12/31/2010...........    $10.36       $11.05        13,807
   01/01/2011 to 12/31/2011...........    $11.05       $11.60        26,245
   01/01/2012 to 12/31/2012...........    $11.60       $12.39        38,757
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
   05/01/2008* to 12/31/2008..........    $10.08       $ 6.67         4,104
   01/01/2009 to 12/31/2009...........    $ 6.67       $ 8.59        14,124
   01/01/2010 to 12/31/2010...........    $ 8.59       $ 9.38        39,395
   01/01/2011 to 12/31/2011...........    $ 9.38       $ 9.13        36,737
   01/01/2012 to 09/21/2012...........    $ 9.13       $10.28             0
INVESCO V.I. CAPITAL DEVELOPMENT FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $10.03       $ 8.21        20,926
   01/01/2012 to 04/27/2012...........    $ 8.21       $ 9.32             0
INVESCO V.I. DIVERSIFIED DIVIDEND FUND - SERIES I
FORMERLY, INVESCO V.I. DIVIDEND GROWTH FUND - SERIES I
   04/29/2011* to 12/31/2011..........    $ 9.99       $ 9.16        13,364
   01/01/2012 to 12/31/2012...........    $ 9.16       $10.77        13,248
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND - SERIES I
   04/27/2012* to 12/31/2012..........    $10.05       $ 9.81        18,004

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP ASIA 30
   03/19/2007* to 12/31/2007..........    $19.45       $29.86        58,237
   01/01/2008 to 12/31/2008...........    $29.86       $14.54        42,878
   01/01/2009 to 12/31/2009...........    $14.54       $22.20        34,398
   01/01/2010 to 12/31/2010...........    $22.20       $25.03        27,777
   01/01/2011 to 12/31/2011...........    $25.03       $18.09        14,044
   01/01/2012 to 12/31/2012...........    $18.09       $20.68        13,414
PROFUND VP BANKS
   03/19/2007* to 12/31/2007..........    $13.14       $ 9.91        62,100
   01/01/2008 to 12/31/2008...........    $ 9.91       $ 5.21        47,464
   01/01/2009 to 12/31/2009...........    $ 5.21       $ 4.94         1,052
   01/01/2010 to 12/31/2010...........    $ 4.94       $ 5.30           843
   01/01/2011 to 12/31/2011...........    $ 5.30       $ 3.84           836
   01/01/2012 to 12/31/2012...........    $ 3.84       $ 5.07         9,109
PROFUND VP BASIC MATERIALS
   03/19/2007* to 12/31/2007..........    $15.00       $18.12        40,124
   01/01/2008 to 12/31/2008...........    $18.12       $ 8.71        11,448
   01/01/2009 to 12/31/2009...........    $ 8.71       $14.01        10,331
   01/01/2010 to 12/31/2010...........    $14.01       $17.98        10,826
   01/01/2011 to 12/31/2011...........    $17.98       $14.93         5,870
   01/01/2012 to 12/31/2012...........    $14.93       $16.03         4,321
PROFUND VP BEAR
   03/19/2007* to 12/31/2007..........    $ 8.39       $ 8.18        28,504
   01/01/2008 to 12/31/2008...........    $ 8.18       $11.33        54,575
   01/01/2009 to 12/31/2009...........    $11.33       $ 8.09        34,435
   01/01/2010 to 12/31/2010...........    $ 8.09       $ 6.58        20,213
   01/01/2011 to 12/31/2011...........    $ 6.58       $ 5.94        15,996
   01/01/2012 to 12/31/2012...........    $ 5.94       $ 4.90        28,486
PROFUND VP BIOTECHNOLOGY
   03/19/2007* to 12/31/2007..........    $ 8.30       $ 8.57        36,098
   01/01/2008 to 12/31/2008...........    $ 8.57       $ 8.64        31,300
   01/01/2009 to 12/31/2009...........    $ 8.64       $ 8.87        12,600
   01/01/2010 to 12/31/2010...........    $ 8.87       $ 9.23        14,775
   01/01/2011 to 12/31/2011...........    $ 9.23       $ 9.74        13,350
   01/01/2012 to 12/31/2012...........    $ 9.74       $13.56        15,507
PROFUND VP BULL
   03/19/2007* to 12/31/2007..........    $12.10       $12.58       357,217
   01/01/2008 to 12/31/2008...........    $12.58       $ 7.76        31,415
   01/01/2009 to 12/31/2009...........    $ 7.76       $ 9.55       117,689
   01/01/2010 to 12/31/2010...........    $ 9.55       $10.65        73,549
   01/01/2011 to 12/31/2011...........    $10.65       $10.54        67,495
   01/01/2012 to 12/31/2012...........    $10.54       $11.89        49,785

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP CONSUMER GOODS PORTFOLIO
   03/19/2007* to 12/31/2007..........    $11.56       $12.35        28,036
   01/01/2008 to 12/31/2008...........    $12.35       $ 8.96         6,520
   01/01/2009 to 12/31/2009...........    $ 8.96       $10.79        50,609
   01/01/2010 to 12/31/2010...........    $10.79       $12.53        13,098
   01/01/2011 to 12/31/2011...........    $12.53       $13.27        11,070
   01/01/2012 to 12/31/2012...........    $13.27       $14.56         4,743
PROFUND VP CONSUMER SERVICES
   03/19/2007* to 12/31/2007..........    $10.18       $ 9.25           664
   01/01/2008 to 12/31/2008...........    $ 9.25       $ 6.28        25,348
   01/01/2009 to 12/31/2009...........    $ 6.28       $ 8.14         9,181
   01/01/2010 to 12/31/2010...........    $ 8.14       $ 9.78         1,220
   01/01/2011 to 12/31/2011...........    $ 9.78       $10.21        10,521
   01/01/2012 to 12/31/2012...........    $10.21       $12.35         1,164
PROFUND VP EUROPE 30
   03/19/2007* to 12/31/2007..........    $11.06       $12.82        58,476
   01/01/2008 to 12/31/2008...........    $12.82       $ 7.10        38,982
   01/01/2009 to 12/31/2009...........    $ 7.10       $ 9.30        95,905
   01/01/2010 to 12/31/2010...........    $ 9.30       $ 9.45        18,436
   01/01/2011 to 12/31/2011...........    $ 9.45       $ 8.53        10,431
   01/01/2012 to 12/31/2012...........    $ 8.53       $ 9.84         9,400
PROFUND VP FINANCIALS
   03/19/2007* to 12/31/2007..........    $12.53       $10.41         8,563
   01/01/2008 to 12/31/2008...........    $10.41       $ 5.10         4,121
   01/01/2009 to 12/31/2009...........    $ 5.10       $ 5.81         7,721
   01/01/2010 to 12/31/2010...........    $ 5.81       $ 6.38         3,496
   01/01/2011 to 12/31/2011...........    $ 6.38       $ 5.44         2,863
   01/01/2012 to 12/31/2012...........    $ 5.44       $ 6.72         2,502
PROFUND VP HEALTH CARE
   03/19/2007* to 12/31/2007..........    $ 9.22       $ 9.77        51,110
   01/01/2008 to 12/31/2008...........    $ 9.77       $ 7.32        11,936
   01/01/2009 to 12/31/2009...........    $ 7.32       $ 8.66        39,318
   01/01/2010 to 12/31/2010...........    $ 8.66       $ 8.82         3,460
   01/01/2011 to 12/31/2011...........    $ 8.82       $ 9.62         6,078
   01/01/2012 to 12/31/2012...........    $ 9.62       $11.18         6,190
PROFUND VP INDUSTRIALS
   03/19/2007* to 12/31/2007..........    $12.90       $14.07         4,384
   01/01/2008 to 12/31/2008...........    $14.07       $ 8.29        31,312
   01/01/2009 to 12/31/2009...........    $ 8.29       $10.18         7,827
   01/01/2010 to 12/31/2010...........    $10.18       $12.47         3,526
   01/01/2011 to 12/31/2011...........    $12.47       $12.13         2,394
   01/01/2012 to 12/31/2012...........    $12.13       $13.90         2,262

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP INTERNET
   03/19/2007* to 12/31/2007..........    $19.64       $21.19         2,722
   01/01/2008 to 12/31/2008...........    $21.19       $11.58           523
   01/01/2009 to 12/31/2009...........    $11.58       $20.32        16,280
   01/01/2010 to 12/31/2010...........    $20.32       $27.21         6,995
   01/01/2011 to 12/31/2011...........    $27.21       $25.08         2,636
   01/01/2012 to 12/31/2012...........    $25.08       $29.73         1,697
PROFUND VP JAPAN
   03/19/2007* to 12/31/2007..........    $14.90       $13.33         9,188
   01/01/2008 to 12/31/2008...........    $13.33       $ 7.81        35,266
   01/01/2009 to 12/31/2009...........    $ 7.81       $ 8.53        70,612
   01/01/2010 to 12/31/2010...........    $ 8.53       $ 7.89         8,603
   01/01/2011 to 12/31/2011...........    $ 7.89       $ 6.37        20,070
   01/01/2012 to 12/31/2012...........    $ 6.37       $ 7.75         1,274
PROFUND VP LARGE-CAP GROWTH
   03/19/2007* to 12/31/2007..........    $10.99       $11.86        48,255
   01/01/2008 to 12/31/2008...........    $11.86       $ 7.57        35,528
   01/01/2009 to 12/31/2009...........    $ 7.57       $ 9.73        62,409
   01/01/2010 to 12/31/2010...........    $ 9.73       $10.90        27,695
   01/01/2011 to 12/31/2011...........    $10.90       $11.13        13,928
   01/01/2012 to 12/31/2012...........    $11.13       $12.42         4,595
PROFUND VP LARGE-CAP VALUE
   03/19/2007* to 12/31/2007..........    $12.33       $12.33        99,574
   01/01/2008 to 12/31/2008...........    $12.33       $ 7.27       125,444
   01/01/2009 to 12/31/2009...........    $ 7.27       $ 8.59        52,612
   01/01/2010 to 12/31/2010...........    $ 8.59       $ 9.60        24,767
   01/01/2011 to 12/31/2011...........    $ 9.60       $ 9.39        13,186
   01/01/2012 to 12/31/2012...........    $ 9.39       $10.72        10,064
PROFUND VP MID-CAP GROWTH
   03/19/2007* to 12/31/2007..........    $12.58       $13.50        66,295
   01/01/2008 to 12/31/2008...........    $13.50       $ 8.18        22,429
   01/01/2009 to 12/31/2009...........    $ 8.18       $11.20        84,147
   01/01/2010 to 12/31/2010...........    $11.20       $14.24        61,399
   01/01/2011 to 12/31/2011...........    $14.24       $13.69        20,291
   01/01/2012 to 12/31/2012...........    $13.69       $15.64         8,182
PROFUND VP MID-CAP VALUE
   03/19/2007* to 12/31/2007..........    $14.70       $14.22       111,312
   01/01/2008 to 12/31/2008...........    $14.22       $ 8.97        24,378
   01/01/2009 to 12/31/2009...........    $ 8.97       $11.62        66,470
   01/01/2010 to 12/31/2010...........    $11.62       $13.86        29,926
   01/01/2011 to 12/31/2011...........    $13.86       $13.18        15,929
   01/01/2012 to 12/31/2012...........    $13.18       $15.21         5,941
PROFUND VP NASDAQ-100
   03/19/2007* to 12/31/2007..........    $ 5.66       $ 6.62       365,042
   01/01/2008 to 12/31/2008...........    $ 6.62       $ 3.77        46,227
   01/01/2009 to 12/31/2009...........    $ 3.77       $ 5.67       106,523
   01/01/2010 to 12/31/2010...........    $ 5.67       $ 6.64        61,261
   01/01/2011 to 12/31/2011...........    $ 6.64       $ 6.67        43,377
   01/01/2012 to 12/31/2012...........    $ 6.67       $ 7.67        26,307

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP OIL & GAS
   03/19/2007* to 12/31/2007..........    $17.85       $23.90        69,547
   01/01/2008 to 12/31/2008...........    $23.90       $14.92        57,664
   01/01/2009 to 12/31/2009...........    $14.92       $17.06        33,679
   01/01/2010 to 12/31/2010...........    $17.06       $19.89        27,013
   01/01/2011 to 12/31/2011...........    $19.89       $20.14        18,015
   01/01/2012 to 12/31/2012...........    $20.14       $20.51        17,173
PROFUND VP PHARMACEUTICALS
   03/19/2007* to 12/31/2007..........    $ 8.40       $ 8.65            30
   01/01/2008 to 12/31/2008...........    $ 8.65       $ 6.89        19,024
   01/01/2009 to 12/31/2009...........    $ 6.89       $ 7.98        29,266
   01/01/2010 to 12/31/2010...........    $ 7.98       $ 7.94            28
   01/01/2011 to 12/31/2011...........    $ 7.94       $ 9.12         8,784
   01/01/2012 to 12/31/2012...........    $ 9.12       $10.10         2,396
PROFUND VP PRECIOUS METALS
   03/19/2007* to 12/31/2007..........    $14.89       $19.31        46,746
   01/01/2008 to 12/31/2008...........    $19.31       $13.23        71,505
   01/01/2009 to 12/31/2009...........    $13.23       $17.73        56,194
   01/01/2010 to 12/31/2010...........    $17.73       $23.33        64,508
   01/01/2011 to 12/31/2011...........    $23.33       $18.66        62,028
   01/01/2012 to 12/31/2012...........    $18.66       $15.79        55,549
PROFUND VP REAL ESTATE
   03/19/2007* to 12/31/2007..........    $25.09       $19.59         9,995
   01/01/2008 to 12/31/2008...........    $19.59       $11.39         7,045
   01/01/2009 to 12/31/2009...........    $11.39       $14.43         7,879
   01/01/2010 to 12/31/2010...........    $14.43       $17.81         5,530
   01/01/2011 to 12/31/2011...........    $17.81       $18.47         3,293
   01/01/2012 to 12/31/2012...........    $18.47       $21.42         1,736
PROFUND VP RISING RATES OPPORTUNITY
   03/19/2007* to 12/31/2007..........    $ 6.62       $ 6.29        50,450
   01/01/2008 to 12/31/2008...........    $ 6.29       $ 3.86        54,538
   01/01/2009 to 12/31/2009...........    $ 3.86       $ 5.06        82,738
   01/01/2010 to 12/31/2010...........    $ 5.06       $ 4.20       116,704
   01/01/2011 to 12/31/2011...........    $ 4.20       $ 2.60        73,818
   01/01/2012 to 12/31/2012...........    $ 2.60       $ 2.40        55,376
PROFUND VP SEMICONDUCTOR
   03/19/2007* to 12/31/2007..........    $ 7.08       $ 7.63         3,867
   01/01/2008 to 12/31/2008...........    $ 7.63       $ 3.79         2,570
   01/01/2009 to 12/31/2009...........    $ 3.79       $ 6.16        36,623
   01/01/2010 to 12/31/2010...........    $ 6.16       $ 6.85         2,480
   01/01/2011 to 12/31/2011...........    $ 6.85       $ 6.52         2,141
   01/01/2012 to 12/31/2012...........    $ 6.52       $ 6.19         2,140

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP SHORT MID-CAP
   03/19/2007* to 12/31/2007..........    $ 8.08       $ 7.98            16
   01/01/2008 to 12/31/2008...........    $ 7.98       $10.42            16
   01/01/2009 to 12/31/2009...........    $10.42       $ 6.66         2,862
   01/01/2010 to 12/31/2010...........    $ 6.66       $ 4.89         3,887
   01/01/2011 to 12/31/2011...........    $ 4.89       $ 4.44         1,146
   01/01/2012 to 12/31/2012...........    $ 4.44       $ 3.57            16
PROFUND VP SHORT NASDAQ-100
   03/19/2007* to 12/31/2007..........    $ 5.95       $ 5.15        27,418
   01/01/2008 to 12/31/2008...........    $ 5.15       $ 7.55        13,959
   01/01/2009 to 12/31/2009...........    $ 7.55       $ 4.44        27,423
   01/01/2010 to 12/31/2010...........    $ 4.44       $ 3.46        69,389
   01/01/2011 to 12/31/2011...........    $ 3.46       $ 3.07        35,450
   01/01/2012 to 12/31/2012...........    $ 3.07       $ 2.47        36,583
PROFUND VP SHORT SMALL-CAP
   03/19/2007* to 12/31/2007..........    $ 8.07       $ 8.29        36,729
   01/01/2008 to 12/31/2008...........    $ 8.29       $10.19         4,107
   01/01/2009 to 12/31/2009...........    $10.19       $ 6.82            38
   01/01/2010 to 12/31/2010...........    $ 6.82       $ 4.80           270
   01/01/2011 to 12/31/2011...........    $ 4.80       $ 4.32           521
   01/01/2012 to 12/31/2012...........    $ 4.32       $ 3.46            38
PROFUND VP SMALL-CAP GROWTH
   03/19/2007* to 12/31/2007..........    $14.15       $14.38        17,597
   01/01/2008 to 12/31/2008...........    $14.38       $ 9.39        23,190
   01/01/2009 to 12/31/2009...........    $ 9.39       $11.73        22,489
   01/01/2010 to 12/31/2010...........    $11.73       $14.60        16,200
   01/01/2011 to 12/31/2011...........    $14.60       $14.64         5,311
   01/01/2012 to 12/31/2012...........    $14.64       $16.30         3,271
PROFUND VP SMALL-CAP VALUE
   03/19/2007* to 12/31/2007..........    $13.49       $12.41        17,038
   01/01/2008 to 12/31/2008...........    $12.41       $ 8.52        11,592
   01/01/2009 to 12/31/2009...........    $ 8.52       $10.15        17,212
   01/01/2010 to 12/31/2010...........    $10.15       $12.28        18,897
   01/01/2011 to 12/31/2011...........    $12.28       $11.65        18,667
   01/01/2012 to 12/31/2012...........    $11.65       $13.40        13,065
PROFUND VP TECHNOLOGY
   03/19/2007* to 12/31/2007..........    $ 5.22       $ 6.03        33,213
   01/01/2008 to 12/31/2008...........    $ 6.03       $ 3.32         5,997
   01/01/2009 to 12/31/2009...........    $ 3.32       $ 5.31        54,848
   01/01/2010 to 12/31/2010...........    $ 5.31       $ 5.82         9,553
   01/01/2011 to 12/31/2011...........    $ 5.82       $ 5.68        12,645
   01/01/2012 to 12/31/2012...........    $ 5.68       $ 6.20        13,585

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP TELECOMMUNICATIONS
   03/19/2007* to 12/31/2007..........    $ 6.47       $ 6.71        45,957
   01/01/2008 to 12/31/2008...........    $ 6.71       $ 4.35       123,183
   01/01/2009 to 12/31/2009...........    $ 4.35       $ 4.63        20,232
   01/01/2010 to 12/31/2010...........    $ 4.63       $ 5.30        40,615
   01/01/2011 to 12/31/2011...........    $ 5.30       $ 5.34        19,077
   01/01/2012 to 12/31/2012...........    $ 5.34       $ 6.16        18,651
PROFUND VP U.S. GOVERNMENT PLUS
   03/19/2007* to 12/31/2007..........    $12.49       $13.34        60,317
   01/01/2008 to 12/31/2008...........    $13.34       $19.77        45,312
   01/01/2009 to 12/31/2009...........    $19.77       $13.19        30,635
   01/01/2010 to 12/31/2010...........    $13.19       $14.38        11,626
   01/01/2011 to 12/31/2011...........    $14.38       $20.42        16,919
   01/01/2012 to 12/31/2012...........    $20.42       $20.42        11,913
PROFUND VP ULTRABULL
   03/19/2007* to 12/31/2007..........    $ 9.97       $10.29        82,193
   01/01/2008 to 12/31/2008...........    $10.29       $ 3.32        46,958
   01/01/2009 to 12/31/2009...........    $ 3.32       $ 4.76        21,618
   01/01/2010 to 12/31/2010...........    $ 4.76       $ 5.75        13,539
   01/01/2011 to 12/31/2011...........    $ 5.75       $ 5.42         4,602
   01/01/2012 to 12/31/2012...........    $ 5.42       $ 6.92         2,633
PROFUND VP ULTRAMID-CAP
   03/19/2007* to 12/31/2007..........    $16.49       $16.37       114,388
   01/01/2008 to 12/31/2008...........    $16.37       $ 5.27       122,266
   01/01/2009 to 12/31/2009...........    $ 5.27       $ 8.65        55,301
   01/01/2010 to 12/31/2010...........    $ 8.65       $12.82        28,984
   01/01/2011 to 12/31/2011...........    $12.82       $10.96        17,546
   01/01/2012 to 12/31/2012...........    $10.96       $14.38        14,827
PROFUND VP ULTRANASDAQ-100
   03/19/2007* to 12/31/2007..........    $ 1.31       $ 1.69       973,932
   01/01/2008 to 12/31/2008...........    $ 1.69       $ 0.46       937,881
   01/01/2009 to 12/31/2009...........    $ 0.46       $ 0.99       403,655
   01/01/2010 to 12/31/2010...........    $ 0.99       $ 1.32       339,500
   01/01/2011 to 12/31/2011...........    $ 1.32       $ 1.30       278,040
   01/01/2012 to 12/31/2012...........    $ 1.30       $ 1.72       263,379
PROFUND VP ULTRASMALL-CAP
   03/19/2007* to 12/31/2007..........    $14.87       $13.01        28,440
   01/01/2008 to 12/31/2008...........    $13.01       $ 4.36        16,457
   01/01/2009 to 12/31/2009...........    $ 4.36       $ 6.05        25,576
   01/01/2010 to 12/31/2010...........    $ 6.05       $ 8.89        13,899
   01/01/2011 to 12/31/2011...........    $ 8.89       $ 7.14         6,903
   01/01/2012 to 12/31/2012...........    $ 7.14       $ 9.15         6,607

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
PROFUND VP UTILITIES
   03/19/2007* to 12/31/2007..........    $12.26       $13.39       131,376
   01/01/2008 to 12/31/2008...........    $13.39       $ 9.19        51,138
   01/01/2009 to 12/31/2009...........    $ 9.19       $10.07        13,566
   01/01/2010 to 12/31/2010...........    $10.07       $10.56         8,032
   01/01/2011 to 12/31/2011...........    $10.56       $12.29        10,351
   01/01/2012 to 12/31/2012...........    $12.29       $12.18         7,869
WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $12.49       $15.14        24,499
   01/01/2011 to 12/31/2011...........    $15.14       $13.07        29,906
   01/01/2012 to 12/31/2012...........    $13.07       $14.71        29,228
WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2
   07/16/2010* to 12/31/2010..........    $15.31       $17.89         5,573
   01/01/2011 to 12/31/2011...........    $17.89       $17.33         3,437
   01/01/2012 to 12/31/2012...........    $17.33       $20.49         3,617
WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $11.34       $14.34         6,844
   01/01/2011 to 12/31/2011...........    $14.34       $13.44        14,852
   01/01/2012 to 12/31/2012...........    $13.44       $16.07        10,531
WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010..........    $ 9.59       $12.29        11,217
   01/01/2011 to 12/31/2011...........    $12.29       $11.63         9,036
   01/01/2012 to 12/31/2012...........    $11.63       $12.45         6,706



* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

    ACCUMULATION UNIT VALUES: WITH ANY ONE OF GRO PLUS, EBP OR HAV (1.90%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02       3,947,078
   01/01/2006 to 12/31/2006               $10.02       $10.98      39,113,352
   01/01/2007 to 12/31/2007               $10.98       $11.76      51,904,819
   01/01/2008 to 12/31/2008               $11.76       $ 7.87       5,964,367
   01/01/2009 to 12/31/2009               $ 7.87       $ 9.60      14,463,581
   01/01/2010 to 12/31/2010               $ 9.60       $10.54      11,979,057
   01/01/2011 to 12/31/2011               $10.54       $10.07       7,908,770
   01/01/2012 to 12/31/2012               $10.07       $11.12       7,770,695

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $14.04       $14.17       2,300,793
   01/01/2006 to 12/31/2006               $14.17       $16.24       2,456,510
   01/01/2007 to 12/31/2007               $16.24       $15.92       1,963,249
   01/01/2008 to 12/31/2008               $15.92       $10.19         312,153
   01/01/2009 to 12/31/2009               $10.19       $11.77         623,594
   01/01/2010 to 12/31/2010               $11.77       $13.15         553,750
   01/01/2011 to 12/31/2011               $13.15       $13.36         416,102
   01/01/2012 to 05/04/2012               $13.36       $14.50               0

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03         848,018
   01/01/2006 to 12/31/2006               $10.03       $10.87       8,676,554
   01/01/2007 to 12/31/2007               $10.87       $11.63      15,085,032
   01/01/2008 to 12/31/2008               $11.63       $ 8.14       2,928,413
   01/01/2009 to 12/31/2009               $ 8.14       $ 9.84      12,578,640
   01/01/2010 to 12/31/2010               $ 9.84       $10.84      10,206,458
   01/01/2011 to 12/31/2011               $10.84       $10.51       6,583,634
   01/01/2012 to 12/31/2012               $10.51       $11.60       6,921,821

AST BLACKROCK VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $14.67       $15.41       1,705,077
   01/01/2006 to 12/31/2006               $15.41       $18.40       3,383,186
   01/01/2007 to 12/31/2007               $18.40       $18.26       4,050,104
   01/01/2008 to 12/31/2008               $18.26       $11.23         341,799
   01/01/2009 to 12/31/2009               $11.23       $13.03       1,308,929
   01/01/2010 to 12/31/2010               $13.03       $14.37         827,377
   01/01/2011 to 12/31/2011               $14.37       $14.03         389,478
   01/01/2012 to 12/31/2012               $14.03       $15.61         374,123

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009              $10.00       $ 9.37               0
   01/01/2010 to 12/31/2010               $ 9.37       $10.16               0
   01/01/2011 to 12/31/2011               $10.16       $10.93               0
   01/01/2012 to 12/31/2012               $10.93       $11.17               0

AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009              $10.00       $ 8.78               0
   01/01/2010 to 12/31/2010               $ 8.78       $ 9.63               0
   01/01/2011 to 12/31/2011               $ 9.63       $11.22               0
   01/01/2012 to 12/31/2012               $11.22       $11.70               0

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01       4,889,286
   01/01/2006 to 12/31/2006               $10.01       $11.16      49,970,238
   01/01/2007 to 12/31/2007               $11.16       $12.01      67,852,631
   01/01/2008 to 12/31/2008               $12.01       $ 7.66       5,862,125
   01/01/2009 to 12/31/2009               $ 7.66       $ 9.42      19,005,047
   01/01/2010 to 12/31/2010               $ 9.42       $10.48      14,233,361
   01/01/2011 to 12/31/2011               $10.48       $10.03       8,170,145
   01/01/2012 to 12/31/2012               $10.03       $11.19       8,804,452

AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $20.13       $21.22       2,826,660
   01/01/2006 to 12/31/2006               $21.22       $28.47       3,649,289
   01/01/2007 to 12/31/2007               $28.47       $22.36       1,894,036
   01/01/2008 to 12/31/2008               $22.36       $14.25         211,987
   01/01/2009 to 12/31/2009               $14.25       $18.44         608,819
   01/01/2010 to 12/31/2010               $18.44       $23.28         512,414
   01/01/2011 to 12/31/2011               $23.28       $24.34         235,353
   01/01/2012 to 12/31/2012               $24.34       $27.54         235,540

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.86       $16.40       2,615,505
   01/01/2004 to 12/31/2004               $16.40       $19.79       5,192,694
   01/01/2005 to 12/31/2005               $19.79       $21.25       6,965,263
   01/01/2006 to 12/31/2006               $21.25       $23.54       5,683,317
   01/01/2007 to 12/31/2007               $23.54       $25.68       5,023,880
   01/01/2008 to 12/31/2008               $25.68       $14.08         535,803
   01/01/2009 to 12/31/2009               $14.08       $18.33       1,908,786
   01/01/2010 to 12/31/2010               $18.33       $23.83       1,310,855
   01/01/2011 to 12/31/2011               $23.83       $20.32         619,637
   01/01/2012 to 12/31/2012               $20.32       $23.93         575,209

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.83       $12.77      13,386,166
   01/01/2004 to 12/31/2004               $12.77       $13.91      27,268,222
   01/01/2005 to 12/31/2005               $13.91       $14.30      38,456,039
   01/01/2006 to 12/31/2006               $14.30       $16.45      27,267,301
   01/01/2007 to 12/31/2007               $16.45       $16.96      23,014,737
   01/01/2008 to 12/31/2008               $16.96       $ 9.87       2,971,743
   01/01/2009 to 12/31/2009               $ 9.87       $11.54       9,326,038
   01/01/2010 to 12/31/2010               $11.54       $12.78       6,998,680
   01/01/2011 to 12/31/2011               $12.78       $11.84       3,277,745
   01/01/2012 to 12/31/2012               $11.84       $13.90       3,174,914

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.87       $12.75       2,379,820
   01/01/2004 to 12/31/2004               $12.75       $14.55       5,139,643
   01/01/2005 to 12/31/2005               $14.55       $14.95       6,665,807
   01/01/2006 to 12/31/2006               $14.95       $15.59       5,183,278
   01/01/2007 to 12/31/2007               $15.59       $18.25       4,551,679
   01/01/2008 to 12/31/2008               $18.25       $10.60         495,545
   01/01/2009 to 12/31/2009               $10.60       $16.34       1,836,792
   01/01/2010 to 12/31/2010               $16.34       $19.21       1,199,578
   01/01/2011 to 12/31/2011               $19.21       $18.28         516,180
   01/01/2012 to 12/31/2012               $18.28       $21.45         505,518

AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.72       $13.35       6,498,151
   01/01/2004 to 12/31/2004               $13.35       $15.21      15,481,627
   01/01/2005 to 12/31/2005               $15.21       $17.40      18,939,826
   01/01/2006 to 12/31/2006               $17.40       $20.65      13,631,389
   01/01/2007 to 12/31/2007               $20.65       $24.11      11,406,256
   01/01/2008 to 12/31/2008               $24.11       $11.77       1,436,169
   01/01/2009 to 12/31/2009               $11.77       $15.62       4,557,297
   01/01/2010 to 12/31/2010               $15.62       $17.55       3,251,694
   01/01/2011 to 12/31/2011               $17.55       $14.99       1,512,624
   01/01/2012 to 12/31/2012               $14.99       $17.70       1,436,397

AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.79       $12.86         368,945
   01/01/2004 to 12/31/2004               $12.86       $15.27         810,108
   01/01/2005 to 12/31/2005               $15.27       $17.04       1,137,254
   01/01/2006 to 12/31/2006               $17.04       $21.30       1,933,054
   01/01/2007 to 12/31/2007               $21.30       $24.61       2,704,506
   01/01/2008 to 12/31/2008               $24.61       $13.52         254,922
   01/01/2009 to 12/31/2009               $13.52       $17.31         702,587
   01/01/2010 to 12/31/2010               $17.31       $18.86         458,110
   01/01/2011 to 12/31/2011               $18.86       $16.18         222,180
   01/01/2012 to 12/31/2012               $16.18       $18.52         226,039

AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008              $10.00       $10.71      14,181,642
   01/01/2009 to 12/31/2009               $10.71       $11.69       5,092,409
   01/01/2010 to 12/31/2010               $11.69       $12.71       2,342,766
   01/01/2011 to 12/31/2011               $12.71       $14.02      10,709,989
   01/01/2012 to 12/31/2012               $14.02       $15.05       5,652,714

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.95       $12.75         936,678
   01/01/2004 to 12/31/2004               $12.75       $14.65       2,064,681
   01/01/2005 to 12/31/2005               $14.65       $15.96       3,524,141
   01/01/2006 to 12/31/2006               $15.96       $19.22       4,137,771
   01/01/2007 to 12/31/2007               $19.22       $20.63       4,026,621
   01/01/2008 to 12/31/2008               $20.63       $11.87         385,911
   01/01/2009 to 12/31/2009               $11.87       $15.82       1,088,419
   01/01/2010 to 12/31/2010               $15.82       $16.63         754,417
   01/01/2011 to 12/31/2011               $16.63       $14.82         455,543
   01/01/2012 to 12/31/2012               $14.82       $17.72         433,132

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.90       $11.65         651,074
   01/01/2004 to 12/31/2004               $11.65       $13.19       1,916,775
   01/01/2005 to 12/31/2005               $13.19       $13.78       3,227,693
   01/01/2006 to 12/31/2006               $13.78       $16.01       3,946,641
   01/01/2007 to 12/31/2007               $16.01       $15.23       3,212,276
   01/01/2008 to 12/31/2008               $15.23       $ 8.74         510,220
   01/01/2009 to 12/31/2009               $ 8.74       $10.25       1,270,505
   01/01/2010 to 12/31/2010               $10.25       $11.37         929,620
   01/01/2011 to 12/31/2011               $11.37       $10.69         467,092
   01/01/2012 to 12/31/2012               $10.69       $12.26         472,202

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/01/2003 to 12/31/2003               $10.23       $11.92       4,628,945
   01/01/2004 to 12/31/2004               $11.92       $12.56       7,337,467
   01/01/2005 to 12/31/2005               $12.56       $12.46      11,711,617
   01/01/2006 to 12/31/2006               $12.46       $13.43       9,529,259
   01/01/2007 to 12/31/2007               $13.43       $13.97       8,088,124
   01/01/2008 to 12/31/2008               $13.97       $10.52       1,849,304
   01/01/2009 to 12/31/2009               $10.52       $13.89       3,476,917
   01/01/2010 to 12/31/2010               $13.89       $15.45       2,308,003
   01/01/2011 to 12/31/2011               $15.45       $16.70       1,512,620
   01/01/2012 to 12/31/2012               $16.70       $17.36       1,485,320

AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.51       $12.30      14,975,841
   01/01/2004 to 12/31/2004               $12.30       $13.95      30,793,077
   01/01/2005 to 12/31/2005               $13.95       $14.62      41,075,737
   01/01/2006 to 12/31/2006               $14.62       $15.38      33,382,333
   01/01/2007 to 12/31/2007               $15.38       $17.35      28,678,496
   01/01/2008 to 12/31/2008               $17.35       $ 9.59       3,236,045
   01/01/2009 to 12/31/2009               $ 9.59       $12.21       9,898,808
   01/01/2010 to 12/31/2010               $12.21       $14.34       7,065,215
   01/01/2011 to 12/31/2011               $14.34       $13.94       3,146,426
   01/01/2012 to 12/31/2012               $13.94       $15.35       3,080,177

AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.47       $11.41       2,222,614
   01/01/2004 to 12/31/2004               $11.41       $12.39       2,897,175
   01/01/2005 to 12/31/2005               $12.39       $12.93       4,272,541
   01/01/2006 to 12/31/2006               $12.93       $13.91       3,472,314
   01/01/2007 to 12/31/2007               $13.91       $15.70       2,799,781
   01/01/2008 to 12/31/2008               $15.70       $ 9.81         639,125
   01/01/2009 to 12/31/2009               $ 9.81       $11.97       1,222,987
   01/01/2010 to 12/31/2010               $11.97       $13.24         948,496
   01/01/2011 to 12/31/2011               $13.24       $12.91         532,298
   01/01/2012 to 12/31/2012               $12.91       $14.83         524,356

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005               $15.14       $15.66       1,028,350
   01/01/2006 to 12/31/2006               $15.66       $17.55         962,590
   01/01/2007 to 12/31/2007               $17.55       $17.69         819,090
   01/01/2008 to 12/31/2008               $17.69       $10.74         114,313
   01/01/2009 to 12/31/2009               $10.74       $14.63         269,317
   01/01/2010 to 12/31/2010               $14.63       $17.74         373,327
   01/01/2011 to 12/31/2011               $17.74       $16.80         177,897
   01/01/2012 to 12/31/2012               $16.80       $19.52         193,813

AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.99       $ 9.86       7,176,983
   01/01/2004 to 12/31/2004               $ 9.86       $ 9.75       8,152,893
   01/01/2005 to 12/31/2005               $ 9.75       $ 9.83      14,801,774
   01/01/2006 to 12/31/2006               $ 9.83       $10.09      17,648,852
   01/01/2007 to 12/31/2007               $10.09       $10.38      23,468,378
   01/01/2008 to 12/31/2008               $10.38       $10.44      27,759,077
   01/01/2009 to 12/31/2009               $10.44       $10.26      53,398,654
   01/01/2010 to 12/31/2010               $10.26       $10.07      22,860,112
   01/01/2011 to 12/31/2011               $10.07       $ 9.88      14,451,090
   01/01/2012 to 12/31/2012               $ 9.88       $ 9.70      12,836,983

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.98       $13.34       4,786,623
   01/01/2004 to 12/31/2004               $13.34       $16.08       9,335,291
   01/01/2005 to 12/31/2005               $16.08       $17.68      11,873,661
   01/01/2006 to 12/31/2006               $17.68       $19.21       9,671,239
   01/01/2007 to 12/31/2007               $19.21       $19.44       8,401,820
   01/01/2008 to 12/31/2008               $19.44       $11.01         882,120
   01/01/2009 to 12/31/2009               $11.01       $15.19       2,326,283
   01/01/2010 to 12/31/2010               $15.19       $18.39       1,733,456
   01/01/2011 to 12/31/2011               $18.39       $17.60         825,169
   01/01/2012 to 12/31/2012               $17.60       $20.22         800,864

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $14.02       $15.44       4,381,841
   01/01/2006 to 12/31/2006               $15.44       $17.28       3,814,763
   01/01/2007 to 12/31/2007               $17.28       $20.72       4,471,479
   01/01/2008 to 12/31/2008               $20.72       $11.55         362,170
   01/01/2009 to 12/31/2009               $11.55       $14.70         811,825
   01/01/2010 to 12/31/2010               $14.70       $18.56         696,814
   01/01/2011 to 12/31/2011               $18.56       $18.51         360,080
   01/01/2012 to 12/31/2012               $18.51       $20.41         353,163

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.71       $14.06         480,221
   01/01/2004 to 12/31/2004               $14.06       $15.10         779,045
   01/01/2005 to 12/31/2005               $15.10       $14.87         775,839
   01/01/2006 to 12/31/2006               $14.87       $15.72         737,915
   01/01/2007 to 12/31/2007               $15.72       $18.30         790,161
   01/01/2008 to 12/31/2008               $18.30       $10.32          80,056
   01/01/2009 to 12/31/2009               $10.32       $12.40         231,173
   01/01/2010 to 12/31/2010               $12.40       $14.63         208,196
   01/01/2011 to 04/29/2011               $14.63       $16.40               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003               $10.08       $10.22       5,152,783
   01/01/2004 to 12/31/2004               $10.22       $10.23      19,103,280
   01/01/2005 to 12/31/2005               $10.23       $10.20      31,242,913
   01/01/2006 to 12/31/2006               $10.20       $10.39      24,544,154
   01/01/2007 to 12/31/2007               $10.39       $10.88      21,419,052
   01/01/2008 to 12/31/2008               $10.88       $10.80       3,534,614
   01/01/2009 to 12/31/2009               $10.80       $11.67       9,706,559
   01/01/2010 to 12/31/2010               $11.67       $11.90       6,476,153
   01/01/2011 to 12/31/2011               $11.90       $11.93       3,945,089
   01/01/2012 to 12/31/2012               $11.93       $12.26       3,747,740

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003               $10.17       $10.51      16,012,778
   01/01/2004 to 12/31/2004               $10.51       $10.82      30,067,867
   01/01/2005 to 12/31/2005               $10.82       $10.88      15,662,179
   01/01/2006 to 12/31/2006               $10.88       $11.07      16,434,843
   01/01/2007 to 12/31/2007               $11.07       $11.76      17,063,089
   01/01/2008 to 12/31/2008               $11.76       $11.28       3,876,085
   01/01/2009 to 12/31/2009               $11.28       $12.89      10,257,815
   01/01/2010 to 12/31/2010               $12.89       $13.62       8,706,380
   01/01/2011 to 12/31/2011               $13.62       $13.79       5,328,814
   01/01/2012 to 12/31/2012               $13.79       $14.79       5,350,745

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.04         185,386
   01/01/2006 to 12/31/2006               $10.04       $10.63       4,511,598
   01/01/2007 to 12/31/2007               $10.63       $11.33       6,663,413
   01/01/2008 to 12/31/2008               $11.33       $ 8.95       3,907,838
   01/01/2009 to 12/31/2009               $ 8.95       $10.54       9,644,662
   01/01/2010 to 12/31/2010               $10.54       $11.44       8,283,737
   01/01/2011 to 12/31/2011               $11.44       $11.33       6,052,545
   01/01/2012 to 12/31/2012               $11.33       $12.27       6,075,309

AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.48       $13.50       1,059,046
   01/01/2004 to 12/31/2004               $13.50       $12.33       1,200,247
   01/01/2005 to 12/31/2005               $12.33       $12.27       1,188,972
   01/01/2006 to 12/31/2006               $12.27       $13.56       1,254,815
   01/01/2007 to 12/31/2007               $13.56       $14.25       1,144,565
   01/01/2008 to 12/31/2008               $14.25       $ 9.09         186,142
   01/01/2009 to 12/31/2009               $ 9.09       $11.94         533,421
   01/01/2010 to 12/31/2010               $11.94       $15.97         560,624
   01/01/2011 to 12/31/2011               $15.97       $15.52         229,807
   01/01/2012 to 12/31/2012               $15.52       $17.08         227,003

AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003               $10.08       $13.43       5,824,200
   01/01/2004 to 12/31/2004               $13.43       $15.34      10,169,483
   01/01/2005 to 12/31/2005               $15.34       $16.05      12,956,155
   01/01/2006 to 12/31/2006               $16.05       $18.90      10,309,013
   01/01/2007 to 12/31/2007               $18.90       $17.50       9,534,730
   01/01/2008 to 12/31/2008               $17.50       $12.07       1,182,326
   01/01/2009 to 12/31/2009               $12.07       $15.03       3,254,841
   01/01/2010 to 12/31/2010               $15.03       $18.58       2,239,354
   01/01/2011 to 12/31/2011               $18.58       $17.14       1,034,413
   01/01/2012 to 12/31/2012               $17.14       $19.87         977,952

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/01/2003 to 12/31/2003               $10.08       $12.69      2,277,726
   01/01/2004 to 12/31/2004               $12.69       $14.18      3,959,115
   01/01/2005 to 12/31/2005               $14.18       $14.68      3,809,638
   01/01/2006 to 12/31/2006               $14.68       $17.47      5,825,933
   01/01/2007 to 12/31/2007               $17.47       $16.53      3,601,549
   01/01/2008 to 12/31/2008               $16.53       $ 9.42        478,070
   01/01/2009 to 12/31/2009               $ 9.42       $11.44      1,136,011
   01/01/2010 to 12/31/2010               $11.44       $12.71        806,786
   01/01/2011 to 12/31/2011               $12.71       $12.27        418,041
   01/01/2012 to 12/31/2012               $12.27       $14.11        550,807

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003               $10.31       $11.42      1,827,606
   01/01/2004 to 12/31/2004               $11.42       $12.17      6,387,666
   01/01/2005 to 12/31/2005               $12.17       $11.40      9,677,418
   01/01/2006 to 12/31/2006               $11.40       $11.89      8,138,223
   01/01/2007 to 12/31/2007               $11.89       $12.78      8,017,458
   01/01/2008 to 12/31/2008               $12.78       $12.24        821,071
   01/01/2009 to 12/31/2009               $12.24       $13.46      2,746,643
   01/01/2010 to 12/31/2010               $13.46       $13.96      2,027,848
   01/01/2011 to 12/31/2011               $13.96       $14.26      1,038,761
   01/01/2012 to 12/31/2012               $14.26       $14.72      1,020,582

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.34       $11.34        717,430
   01/01/2004 to 12/31/2004               $11.34       $11.76      1,189,655
   01/01/2005 to 12/31/2005               $11.76       $13.43      1,822,385
   01/01/2006 to 12/31/2006               $13.43       $13.92      2,970,253
   01/01/2007 to 12/31/2007               $13.92       $14.78      4,140,068
   01/01/2008 to 12/31/2008               $14.78       $ 8.62        568,073
   01/01/2009 to 12/31/2009               $ 8.62       $12.96      2,116,603
   01/01/2010 to 12/31/2010               $12.96       $14.73      1,463,744
   01/01/2011 to 12/31/2011               $14.73       $14.20        705,514
   01/01/2012 to 12/31/2012               $14.20       $16.38        719,092

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.98        237,870
   01/01/2008 to 12/31/2008               $ 9.98       $ 9.28        494,638
   01/01/2009 to 12/31/2009               $ 9.28       $10.16      1,245,052
   01/01/2010 to 12/31/2010               $10.16       $10.74      1,455,140
   01/01/2011 to 12/31/2011               $10.74       $11.17      1,431,689
   01/01/2012 to 12/31/2012               $11.17       $11.82      1,628,650

EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003               $ 9.67       $12.78         76,749
   01/01/2004 to 12/31/2004               $12.78       $14.94        195,986
   01/01/2005 to 12/31/2005               $14.94       $17.01        507,584
   01/01/2006 to 12/31/2006               $17.01       $20.55        657,265
   01/01/2007 to 12/31/2007               $20.55       $23.18        857,755
   01/01/2008 to 12/31/2008               $23.18       $13.30         91,276
   01/01/2009 to 12/31/2009               $13.30       $15.13        216,498
   01/01/2010 to 07/16/2010               $15.13       $14.36              0

EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003                   --       $13.21         56,002
   01/01/2004 to 12/31/2004               $13.21       $13.89        387,492
   01/01/2005 to 12/31/2005               $13.89       $14.15        294,327
   01/01/2006 to 12/31/2006               $14.15       $14.72        208,342
   01/01/2007 to 12/31/2007               $14.72       $16.16        187,651
   01/01/2008 to 12/31/2008               $16.16       $11.54         17,862
   01/01/2009 to 12/31/2009               $11.54       $16.30        165,600
   01/01/2010 to 07/16/2010               $16.30       $15.21              0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $14.37       $17.36        170,815
   01/01/2011 to 12/31/2011               $17.36       $14.85         88,148
   01/01/2012 to 12/31/2012               $14.85       $16.56         81,890

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $15.21       $19.16         78,728
   01/01/2011 to 12/31/2011               $19.16       $17.79        132,209
   01/01/2012 to 12/31/2012               $17.79       $21.07         52,086



* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

    ACCUMULATION UNIT VALUES: WITH GMWB OR HD GRO OR GRO PLUS 2008 (2.00%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01         312,604
   01/01/2006 to 12/31/2006               $10.01       $10.97       5,065,695
   01/01/2007 to 12/31/2007               $10.97       $11.74       8,136,541
   01/01/2008 to 12/31/2008               $11.74       $ 7.84       9,400,328
   01/01/2009 to 12/31/2009               $ 7.84       $ 9.56      11,572,243
   01/01/2010 to 12/31/2010               $ 9.56       $10.49       9,571,229
   01/01/2011 to 12/31/2011               $10.49       $10.00       7,458,449
   01/01/2012 to 12/31/2012               $10.00       $11.04       6,592,715

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $14.00       $14.12         238,150
   01/01/2006 to 12/31/2006               $14.12       $16.18         278,461
   01/01/2007 to 12/31/2007               $16.18       $15.83         367,074
   01/01/2008 to 12/31/2008               $15.83       $10.13         432,558
   01/01/2009 to 12/31/2009               $10.13       $11.69         495,878
   01/01/2010 to 12/31/2010               $11.69       $13.04         325,918
   01/01/2011 to 12/31/2011               $13.04       $13.23         289,460
   01/01/2012 to 05/04/2012               $13.23       $14.36               0

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02         159,724
   01/01/2006 to 12/31/2006               $10.02       $10.86       1,685,657
   01/01/2007 to 12/31/2007               $10.86       $11.61       2,790,774
   01/01/2008 to 12/31/2008               $11.61       $ 8.11       5,528,245
   01/01/2009 to 12/31/2009               $ 8.11       $ 9.80       8,798,728
   01/01/2010 to 12/31/2010               $ 9.80       $10.79       7,024,050
   01/01/2011 to 12/31/2011               $10.79       $10.44       5,182,858
   01/01/2012 to 12/31/2012               $10.44       $11.51       5,035,393

AST BLACKROCK VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $14.63       $15.36         278,563
   01/01/2006 to 12/31/2006               $15.36       $18.32         539,030
   01/01/2007 to 12/31/2007               $18.32       $18.16         417,115
   01/01/2008 to 12/31/2008               $18.16       $11.16         374,851
   01/01/2009 to 12/31/2009               $11.16       $12.93         346,113
   01/01/2010 to 12/31/2010               $12.93       $14.25         297,287
   01/01/2011 to 12/31/2011               $14.25       $13.90         215,671
   01/01/2012 to 12/31/2012               $13.90       $15.45         198,126

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008              $10.00       $11.28      12,905,774
   01/01/2009 to 12/31/2009               $11.28       $11.01      11,423,965
   01/01/2010 to 12/31/2010               $11.01       $11.80       7,372,701
   01/01/2011 to 12/31/2011               $11.80       $12.31       5,770,635
   01/01/2012 to 12/31/2012               $12.31       $12.42       4,016,057

AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009              $10.00       $ 9.36       1,335,590
   01/01/2010 to 12/31/2010               $ 9.36       $10.14         972,743
   01/01/2011 to 12/31/2011               $10.14       $10.90         747,805
   01/01/2012 to 12/31/2012               $10.90       $11.12         351,286

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.74       4,566,891
   01/01/2011 to 12/31/2011               $10.74       $11.73       2,577,818
   01/01/2012 to 12/31/2012               $11.73       $12.08       1,131,486

AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008              $10.00       $12.01       7,376,393
   01/01/2009 to 12/31/2009               $12.01       $11.06       7,133,884
   01/01/2010 to 12/31/2010               $11.06       $12.05       4,327,344
   01/01/2011 to 12/31/2011               $12.05       $13.41       6,924,813
   01/01/2012 to 12/31/2012               $13.41       $13.90       3,795,635

AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008              $10.00       $12.08       5,692,971
   01/01/2009 to 12/31/2009               $12.08       $10.93       5,213,380
   01/01/2010 to 12/31/2010               $10.93       $11.93       3,978,286
   01/01/2011 to 12/31/2011               $11.93       $13.55       2,040,163
   01/01/2012 to 12/31/2012               $13.55       $14.06       3,068,671

AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009              $10.00       $ 8.77         239,205
   01/01/2010 to 12/31/2010               $ 8.77       $ 9.61       3,501,577
   01/01/2011 to 12/31/2011               $ 9.61       $11.18         747,648
   01/01/2012 to 12/31/2012               $11.18       $11.65          52,737

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.99       6,025,992
   01/01/2011 to 12/31/2011               $10.99       $12.95       3,151,015
   01/01/2012 to 12/31/2012               $12.95       $13.56         495,656

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $12.00       5,394,026
   01/01/2012 to 12/31/2012               $12.00       $12.44       5,525,461

AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012              $10.00       $10.38       3,495,509

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.00         383,419
   01/01/2006 to 12/31/2006               $10.00       $11.15       6,613,267
   01/01/2007 to 12/31/2007               $11.15       $11.98       8,926,725
   01/01/2008 to 12/31/2008               $11.98       $ 7.64      11,747,755
   01/01/2009 to 12/31/2009               $ 7.64       $ 9.38      14,510,164
   01/01/2010 to 12/31/2010               $ 9.38       $10.43      11,072,168
   01/01/2011 to 12/31/2011               $10.43       $ 9.97       8,565,131
   01/01/2012 to 12/31/2012               $ 9.97       $11.11       8,015,346

AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $20.07       $21.16         199,018
   01/01/2006 to 12/31/2006               $21.16       $28.35         318,743
   01/01/2007 to 12/31/2007               $28.35       $22.24         246,476
   01/01/2008 to 12/31/2008               $22.24       $14.16         171,371
   01/01/2009 to 12/31/2009               $14.16       $18.30         243,592
   01/01/2010 to 12/31/2010               $18.30       $23.08         180,347
   01/01/2011 to 12/31/2011               $23.08       $24.11         145,127
   01/01/2012 to 12/31/2012               $24.11       $27.26         130,983

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $16.38          37,078
   01/01/2004 to 12/31/2004               $16.38       $19.75         562,771
   01/01/2005 to 12/31/2005               $19.75       $21.18         675,625
   01/01/2006 to 12/31/2006               $21.18       $23.44         555,919
   01/01/2007 to 12/31/2007               $23.44       $25.55         471,679
   01/01/2008 to 12/31/2008               $25.55       $14.00         419,386
   01/01/2009 to 12/31/2009               $14.00       $18.20         379,572
   01/01/2010 to 12/31/2010               $18.20       $23.64         289,027
   01/01/2011 to 12/31/2011               $23.64       $20.13         229,446
   01/01/2012 to 12/31/2012               $20.13       $23.68         178,399

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.76         187,011
   01/01/2004 to 12/31/2004               $12.76       $13.88       2,899,917
   01/01/2005 to 12/31/2005               $13.88       $14.25       4,265,751
   01/01/2006 to 12/31/2006               $14.25       $16.38       2,911,174
   01/01/2007 to 12/31/2007               $16.38       $16.87       2,485,922
   01/01/2008 to 12/31/2008               $16.87       $ 9.81       2,137,291
   01/01/2009 to 12/31/2009               $ 9.81       $11.46       1,934,817
   01/01/2010 to 12/31/2010               $11.46       $12.67       1,584,756
   01/01/2011 to 12/31/2011               $12.67       $11.73       1,058,554
   01/01/2012 to 12/31/2012               $11.73       $13.76         808,644

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.73         37,400
   01/01/2004 to 12/31/2004               $12.73       $14.52        516,261
   01/01/2005 to 12/31/2005               $14.52       $14.91        701,854
   01/01/2006 to 12/31/2006               $14.91       $15.53        516,950
   01/01/2007 to 12/31/2007               $15.53       $18.16        440,329
   01/01/2008 to 12/31/2008               $18.16       $10.54        395,201
   01/01/2009 to 12/31/2009               $10.54       $16.22        468,843
   01/01/2010 to 12/31/2010               $16.22       $19.05        361,092
   01/01/2011 to 12/31/2011               $19.05       $18.11        221,077
   01/01/2012 to 12/31/2012               $18.11       $21.23        193,150

AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.34        103,740
   01/01/2004 to 12/31/2004               $13.34       $15.18      1,821,923
   01/01/2005 to 12/31/2005               $15.18       $17.34      2,117,271
   01/01/2006 to 12/31/2006               $17.34       $20.56      1,505,204
   01/01/2007 to 12/31/2007               $20.56       $23.99      1,246,698
   01/01/2008 to 12/31/2008               $23.99       $11.70      1,091,501
   01/01/2009 to 12/31/2009               $11.70       $15.51        976,313
   01/01/2010 to 12/31/2010               $15.51       $17.41        770,326
   01/01/2011 to 12/31/2011               $17.41       $14.85        539,693
   01/01/2012 to 12/31/2012               $14.85       $17.52        418,206

AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.85          5,504
   01/01/2004 to 12/31/2004               $12.85       $15.24         69,494
   01/01/2005 to 12/31/2005               $15.24       $16.98        151,572
   01/01/2006 to 12/31/2006               $16.98       $21.21        275,388
   01/01/2007 to 12/31/2007               $21.21       $24.49        415,333
   01/01/2008 to 12/31/2008               $24.49       $13.44        281,138
   01/01/2009 to 12/31/2009               $13.44       $17.18        292,566
   01/01/2010 to 12/31/2010               $17.18       $18.71        242,130
   01/01/2011 to 12/31/2011               $18.71       $16.03        186,332
   01/01/2012 to 12/31/2012               $16.03       $18.33        167,981

AST INVESTMENT GRADE BOND PORTFOLIO
   06/30/2008* to 12/31/2008              $10.01       $10.92      1,344,244
   01/01/2009 to 12/31/2009               $10.92       $11.91        336,597
   01/01/2010 to 12/31/2010               $11.91       $12.93        179,010
   01/01/2011 to 12/31/2011               $12.93       $14.25      1,155,408
   01/01/2012 to 12/31/2012               $14.25       $15.28        598,595

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.74         17,098
   01/01/2004 to 12/31/2004               $12.74       $14.62        217,166
   01/01/2005 to 12/31/2005               $14.62       $15.90        411,851
   01/01/2006 to 12/31/2006               $15.90       $19.14        412,527
   01/01/2007 to 12/31/2007               $19.14       $20.53        452,611
   01/01/2008 to 12/31/2008               $20.53       $11.79        450,183
   01/01/2009 to 12/31/2009               $11.79       $15.70        399,618
   01/01/2010 to 12/31/2010               $15.70       $16.49        308,762
   01/01/2011 to 12/31/2011               $16.49       $14.68        235,341
   01/01/2012 to 12/31/2012               $14.68       $17.54        195,028

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.63         21,961
   01/01/2004 to 12/31/2004               $11.63       $13.16        173,888
   01/01/2005 to 12/31/2005               $13.16       $13.73        405,886
   01/01/2006 to 12/31/2006               $13.73       $15.94        464,393
   01/01/2007 to 12/31/2007               $15.94       $15.16        520,419
   01/01/2008 to 12/31/2008               $15.16       $ 8.69        546,388
   01/01/2009 to 12/31/2009               $ 8.69       $10.17        452,623
   01/01/2010 to 12/31/2010               $10.17       $11.28        440,901
   01/01/2011 to 12/31/2011               $11.28       $10.59        327,994
   01/01/2012 to 12/31/2012               $10.59       $12.13        291,061

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.90         42,593
   01/01/2004 to 12/31/2004               $11.90       $12.53        904,128
   01/01/2005 to 12/31/2005               $12.53       $12.42      1,672,137
   01/01/2006 to 12/31/2006               $12.42       $13.37      1,365,237
   01/01/2007 to 12/31/2007               $13.37       $13.90      1,124,709
   01/01/2008 to 12/31/2008               $13.90       $10.45        916,727
   01/01/2009 to 12/31/2009               $10.45       $13.79        905,623
   01/01/2010 to 12/31/2010               $13.79       $15.33        647,711
   01/01/2011 to 12/31/2011               $15.33       $16.55        486,011
   01/01/2012 to 12/31/2012               $16.55       $17.18        404,728

AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.28        215,988
   01/01/2004 to 12/31/2004               $12.28       $13.92      3,136,818
   01/01/2005 to 12/31/2005               $13.92       $14.58      4,378,768
   01/01/2006 to 12/31/2006               $14.58       $15.32      3,475,065
   01/01/2007 to 12/31/2007               $15.32       $17.26      3,049,331
   01/01/2008 to 12/31/2008               $17.26       $ 9.53      2,645,237
   01/01/2009 to 12/31/2009               $ 9.53       $12.12      2,318,468
   01/01/2010 to 12/31/2010               $12.12       $14.22      1,843,523
   01/01/2011 to 12/31/2011               $14.22       $13.81      1,221,768
   01/01/2012 to 12/31/2012               $13.81       $15.19        967,575

AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.40         18,900
   01/01/2004 to 12/31/2004               $11.40       $12.37        304,760
   01/01/2005 to 12/31/2005               $12.37       $12.89        553,234
   01/01/2006 to 12/31/2006               $12.89       $13.85        418,858
   01/01/2007 to 12/31/2007               $13.85       $15.62        401,782
   01/01/2008 to 12/31/2008               $15.62       $ 9.75        381,401
   01/01/2009 to 12/31/2009               $ 9.75       $11.88        476,807
   01/01/2010 to 12/31/2010               $11.88       $13.13        349,620
   01/01/2011 to 12/31/2011               $13.13       $12.79        256,619
   01/01/2012 to 12/31/2012               $12.79       $14.68        253,826

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005               $15.11       $15.61         156,240
   01/01/2006 to 12/31/2006               $15.61       $17.48         128,923
   01/01/2007 to 12/31/2007               $17.48       $17.60         135,453
   01/01/2008 to 12/31/2008               $17.60       $10.67         157,691
   01/01/2009 to 12/31/2009               $10.67       $14.52         148,090
   01/01/2010 to 12/31/2010               $14.52       $17.59         115,520
   01/01/2011 to 12/31/2011               $17.59       $16.65          81,600
   01/01/2012 to 12/31/2012               $16.65       $19.32          75,966

AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 9.85          81,304
   01/01/2004 to 12/31/2004               $ 9.85       $ 9.73       1,312,018
   01/01/2005 to 12/31/2005               $ 9.73       $ 9.80       2,581,452
   01/01/2006 to 12/31/2006               $ 9.80       $10.04       1,916,776
   01/01/2007 to 12/31/2007               $10.04       $10.33       4,181,059
   01/01/2008 to 12/31/2008               $10.33       $10.37      11,771,343
   01/01/2009 to 12/31/2009               $10.37       $10.19       5,146,624
   01/01/2010 to 12/31/2010               $10.19       $ 9.99       2,539,883
   01/01/2011 to 12/31/2011               $ 9.99       $ 9.79       2,629,487
   01/01/2012 to 12/31/2012               $ 9.79       $ 9.60       1,832,190

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.33          87,253
   01/01/2004 to 12/31/2004               $13.33       $16.04         937,314
   01/01/2005 to 12/31/2005               $16.04       $17.62       1,232,726
   01/01/2006 to 12/31/2006               $17.62       $19.12         959,021
   01/01/2007 to 12/31/2007               $19.12       $19.33         859,161
   01/01/2008 to 12/31/2008               $19.33       $10.94         649,182
   01/01/2009 to 12/31/2009               $10.94       $15.08         559,513
   01/01/2010 to 12/31/2010               $15.08       $18.24         452,422
   01/01/2011 to 12/31/2011               $18.24       $17.43         306,085
   01/01/2012 to 12/31/2012               $17.43       $20.01         244,921

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $13.98       $15.40         330,873
   01/01/2006 to 12/31/2006               $15.40       $17.21         308,969
   01/01/2007 to 12/31/2007               $17.21       $20.61         409,243
   01/01/2008 to 12/31/2008               $20.61       $11.47         217,294
   01/01/2009 to 12/31/2009               $11.47       $14.59         237,239
   01/01/2010 to 12/31/2010               $14.59       $18.40         222,681
   01/01/2011 to 12/31/2011               $18.40       $18.34         164,934
   01/01/2012 to 12/31/2012               $18.34       $20.20         121,447

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $14.05          1,850
   01/01/2004 to 12/31/2004               $14.05       $15.07         56,414
   01/01/2005 to 12/31/2005               $15.07       $14.82         76,370
   01/01/2006 to 12/31/2006               $14.82       $15.65         81,269
   01/01/2007 to 12/31/2007               $15.65       $18.20        105,233
   01/01/2008 to 12/31/2008               $18.20       $10.25         51,866
   01/01/2009 to 12/31/2009               $10.25       $12.31         56,130
   01/01/2010 to 12/31/2010               $12.31       $14.51         50,066
   01/01/2011 to 04/29/2011               $14.51       $16.26              0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $10.21         36,640
   01/01/2004 to 12/31/2004               $10.21       $10.21      2,764,809
   01/01/2005 to 12/31/2005               $10.21       $10.17      4,545,782
   01/01/2006 to 12/31/2006               $10.17       $10.35      3,593,391
   01/01/2007 to 12/31/2007               $10.35       $10.83      3,257,914
   01/01/2008 to 12/31/2008               $10.83       $10.73      3,023,480
   01/01/2009 to 12/31/2009               $10.73       $11.59      3,232,705
   01/01/2010 to 12/31/2010               $11.59       $11.80      2,405,356
   01/01/2011 to 12/31/2011               $11.80       $11.83      1,638,831
   01/01/2012 to 12/31/2012               $11.83       $12.13      1,373,988

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $10.49        378,676
   01/01/2004 to 12/31/2004               $10.49       $10.79      3,495,678
   01/01/2005 to 12/31/2005               $10.79       $10.84      2,236,621
   01/01/2006 to 12/31/2006               $10.84       $11.02      2,081,850
   01/01/2007 to 12/31/2007               $11.02       $11.70      2,256,466
   01/01/2008 to 12/31/2008               $11.70       $11.21      2,546,124
   01/01/2009 to 12/31/2009               $11.21       $12.80      3,707,147
   01/01/2010 to 12/31/2010               $12.80       $13.51      3,188,128
   01/01/2011 to 12/31/2011               $13.51       $13.66      2,557,267
   01/01/2012 to 12/31/2012               $13.66       $14.64      2,510,555

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03          5,527
   01/01/2006 to 12/31/2006               $10.03       $10.62        632,804
   01/01/2007 to 12/31/2007               $10.62       $11.31      1,601,195
   01/01/2008 to 12/31/2008               $11.31       $ 8.92      5,838,176
   01/01/2009 to 12/31/2009               $ 8.92       $10.50      7,871,784
   01/01/2010 to 12/31/2010               $10.50       $11.38      6,131,743
   01/01/2011 to 12/31/2011               $11.38       $11.26      5,324,940
   01/01/2012 to 12/31/2012               $11.26       $12.18      4,942,223

AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.49          9,676
   01/01/2004 to 12/31/2004               $13.49       $12.30        113,913
   01/01/2005 to 12/31/2005               $12.30       $12.23        105,281
   01/01/2006 to 12/31/2006               $12.23       $13.50        116,763
   01/01/2007 to 12/31/2007               $13.50       $14.18        168,599
   01/01/2008 to 12/31/2008               $14.18       $ 9.03        254,074
   01/01/2009 to 12/31/2009               $ 9.03       $11.85        247,591
   01/01/2010 to 12/31/2010               $11.85       $15.84        277,723
   01/01/2011 to 12/31/2011               $15.84       $15.37        121,709
   01/01/2012 to 12/31/2012               $15.37       $16.90         82,745

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.41        100,155
   01/01/2004 to 12/31/2004               $13.41       $15.31      1,007,926
   01/01/2005 to 12/31/2005               $15.31       $16.00      1,367,353
   01/01/2006 to 12/31/2006               $16.00       $18.82      1,007,185
   01/01/2007 to 12/31/2007               $18.82       $17.41        986,053
   01/01/2008 to 12/31/2008               $17.41       $11.99        987,703
   01/01/2009 to 12/31/2009               $11.99       $14.92        848,941
   01/01/2010 to 12/31/2010               $14.92       $18.43        606,356
   01/01/2011 to 12/31/2011               $18.43       $16.98        406,275
   01/01/2012 to 12/31/2012               $16.98       $19.66        305,529

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.67         11,518
   01/01/2004 to 12/31/2004               $12.67       $14.15        220,419
   01/01/2005 to 12/31/2005               $14.15       $14.63        256,526
   01/01/2006 to 12/31/2006               $14.63       $17.40        446,357
   01/01/2007 to 12/31/2007               $17.40       $16.44        422,432
   01/01/2008 to 12/31/2008               $16.44       $ 9.36        354,139
   01/01/2009 to 12/31/2009               $ 9.36       $11.36        348,461
   01/01/2010 to 12/31/2010               $11.36       $12.61        297,828
   01/01/2011 to 12/31/2011               $12.61       $12.15        247,265
   01/01/2012 to 12/31/2012               $12.15       $13.97        272,127

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.40         24,361
   01/01/2004 to 12/31/2004               $11.40       $12.14        712,411
   01/01/2005 to 12/31/2005               $12.14       $11.37      1,035,774
   01/01/2006 to 12/31/2006               $11.37       $11.84        798,214
   01/01/2007 to 12/31/2007               $11.84       $12.72        851,066
   01/01/2008 to 12/31/2008               $12.72       $12.16        694,965
   01/01/2009 to 12/31/2009               $12.16       $13.36        671,737
   01/01/2010 to 12/31/2010               $13.36       $13.85        570,160
   01/01/2011 to 12/31/2011               $13.85       $14.13        482,840
   01/01/2012 to 12/31/2012               $14.13       $14.57        400,966

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.32          2,206
   01/01/2004 to 12/31/2004               $11.32       $11.73         84,417
   01/01/2005 to 12/31/2005               $11.73       $13.39        179,577
   01/01/2006 to 12/31/2006               $13.39       $13.86        424,274
   01/01/2007 to 12/31/2007               $13.86       $14.70        670,101
   01/01/2008 to 12/31/2008               $14.70       $ 8.56        829,518
   01/01/2009 to 12/31/2009               $ 8.56       $12.87        803,341
   01/01/2010 to 12/31/2010               $12.87       $14.61        682,794
   01/01/2011 to 12/31/2011               $14.61       $14.07        500,066
   01/01/2012 to 12/31/2012               $14.07       $16.21        434,920

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.98       207,560
   01/01/2008 to 12/31/2008               $ 9.98       $ 9.27       788,143
   01/01/2009 to 12/31/2009               $ 9.27       $10.14       753,947
   01/01/2010 to 12/31/2010               $10.14       $10.71       651,819
   01/01/2011 to 12/31/2011               $10.71       $11.13       602,850
   01/01/2012 to 12/31/2012               $11.13       $11.76       540,991

EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003                   --       $10.45           827
   01/01/2004 to 12/31/2004               $10.45       $12.21        32,858
   01/01/2005 to 12/31/2005               $12.21       $13.88       164,045
   01/01/2006 to 12/31/2006               $13.88       $16.75       160,932
   01/01/2007 to 12/31/2007               $16.75       $18.88       219,534
   01/01/2008 to 12/31/2008               $18.88       $10.82       146,290
   01/01/2009 to 12/31/2009               $10.82       $12.30       139,726
   01/01/2010 to 07/16/2010               $12.30       $11.66             0

EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003                   --       $13.19           283
   01/01/2004 to 12/31/2004               $13.19       $13.86        31,153
   01/01/2005 to 12/31/2005               $13.86       $14.10        31,596
   01/01/2006 to 12/31/2006               $14.10       $14.65        15,185
   01/01/2007 to 12/31/2007               $14.65       $16.08        15,093
   01/01/2008 to 12/31/2008               $16.08       $11.47        26,469
   01/01/2009 to 12/31/2009               $11.47       $16.18        38,725
   01/01/2010 to 07/16/2010               $16.18       $15.09             0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $11.68       $14.09       111,815
   01/01/2011 to 12/31/2011               $14.09       $12.05        75,328
   01/01/2012 to 12/31/2012               $12.05       $13.42        70,838

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $15.09       $19.00        20,242
   01/01/2011 to 12/31/2011               $19.00       $17.62        29,311
   01/01/2012 to 12/31/2012               $17.62       $20.85        26,757



* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

               ACCUMULATION UNIT VALUES: WITH HAV 40 BPS (2.05%)



                                                                   NUMBER OF
                                                                 ACCUMULATION
                                       ACCUMULATION ACCUMULATION     UNITS
                                        UNIT VALUE   UNIT VALUE   OUTSTANDING
                                       AT BEGINNING    AT END         AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ -------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $12.22      3,365,059
   01/01/2010 to 12/31/2010               $12.22       $13.40      5,268,356
   01/01/2011 to 12/31/2011               $13.40       $12.78      4,442,063
   01/01/2012 to 12/31/2012               $12.78       $14.09      4,578,694

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.08       $12.46        191,964
   01/01/2010 to 12/31/2010               $12.46       $13.90        262,897
   01/01/2011 to 12/31/2011               $13.90       $14.10        199,823
   01/01/2012 to 05/04/2012               $14.10       $15.30              0

AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $12.04      4,105,360
   01/01/2010 to 12/31/2010               $12.04       $13.25      6,540,463
   01/01/2011 to 12/31/2011               $13.25       $12.82      5,259,707
   01/01/2012 to 12/31/2012               $12.82       $14.12      5,738,680

AST BLACKROCK VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.10       $12.76        119,144
   01/01/2010 to 12/31/2010               $12.76       $14.05        170,995
   01/01/2011 to 12/31/2011               $14.05       $13.70        142,576
   01/01/2012 to 12/31/2012               $13.70       $15.21        165,128

AST BOND PORTFOLIO 2015
   05/01/2009 to 12/31/2009               $ 9.96       $ 9.99              0
   01/01/2010 to 12/31/2010               $ 9.99       $10.70              0
   01/01/2011 to 12/31/2011               $10.70       $11.16              0
   01/01/2012 to 12/31/2012               $11.16       $11.26              0

AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009               $ 9.94       $ 9.61             47
   01/01/2010 to 12/31/2010               $ 9.61       $10.41            440
   01/01/2011 to 12/31/2011               $10.41       $11.18            512
   01/01/2012 to 12/31/2012               $11.18       $11.41            452

                                                                   NUMBER OF
                                                                 ACCUMULATION
                                       ACCUMULATION ACCUMULATION     UNITS
                                        UNIT VALUE   UNIT VALUE   OUTSTANDING
                                       AT BEGINNING    AT END         AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ -------------
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.74              0
   01/01/2011 to 12/31/2011               $10.74       $11.72              0
   01/01/2012 to 12/31/2012               $11.72       $12.06              0

AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009               $ 9.92       $ 9.68              0
   01/01/2010 to 12/31/2010               $ 9.68       $10.54              0
   01/01/2011 to 12/31/2011               $10.54       $11.72              0
   01/01/2012 to 12/31/2012               $11.72       $12.14              0

AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009               $ 9.91       $ 9.58              0
   01/01/2010 to 12/31/2010               $ 9.58       $10.45              0
   01/01/2011 to 12/31/2011               $10.45       $11.87              0
   01/01/2012 to 12/31/2012               $11.87       $12.30              0

AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009               $ 9.88       $ 9.25              0
   01/01/2010 to 12/31/2010               $ 9.25       $10.14              0
   01/01/2011 to 12/31/2011               $10.14       $11.78              0
   01/01/2012 to 12/31/2012               $11.78       $12.27              0

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.98              0
   01/01/2011 to 12/31/2011               $10.98       $12.94              0
   01/01/2012 to 12/31/2012               $12.94       $13.53              0

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.99              0
   01/01/2012 to 12/31/2012               $11.99       $12.43              0

AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012              $10.00       $10.37              0

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.04       $12.31      3,569,333
   01/01/2010 to 12/31/2010               $12.31       $13.67      4,979,410
   01/01/2011 to 12/31/2011               $13.67       $13.07      3,397,925
   01/01/2012 to 12/31/2012               $13.07       $14.56      4,089,027

AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.61       $14.51         72,498
   01/01/2010 to 12/31/2010               $14.51       $18.29        140,193
   01/01/2011 to 12/31/2011               $18.29       $19.10        108,337
   01/01/2012 to 12/31/2012               $19.10       $21.58        141,232

                                                                   NUMBER OF
                                                                 ACCUMULATION
                                       ACCUMULATION ACCUMULATION     UNITS
                                        UNIT VALUE   UNIT VALUE   OUTSTANDING
                                       AT BEGINNING    AT END         AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ -------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $12.99        103,365
   01/01/2010 to 12/31/2010               $12.99       $16.86        159,307
   01/01/2011 to 12/31/2011               $16.86       $14.35        162,590
   01/01/2012 to 12/31/2012               $14.35       $16.87        185,037

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.12       $12.21        151,621
   01/01/2010 to 12/31/2010               $12.21       $13.50        217,261
   01/01/2011 to 12/31/2011               $13.50       $12.49        168,738
   01/01/2012 to 12/31/2012               $12.49       $14.64        193,616

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.06       $13.49        286,175
   01/01/2010 to 12/31/2010               $13.49       $15.83        479,051
   01/01/2011 to 12/31/2011               $15.83       $15.04        315,046
   01/01/2012 to 12/31/2012               $15.04       $17.62        365,162

AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.14       $13.27        114,610
   01/01/2010 to 12/31/2010               $13.27       $14.89        190,802
   01/01/2011 to 12/31/2011               $14.89       $12.70        126,232
   01/01/2012 to 12/31/2012               $12.70       $14.97        138,669

AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.12       $13.10         88,177
   01/01/2010 to 12/31/2010               $13.10       $14.26        144,510
   01/01/2011 to 12/31/2011               $14.26       $12.21        113,957
   01/01/2012 to 12/31/2012               $12.21       $13.96        132,810

AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $10.85            646
   01/01/2010 to 12/31/2010               $10.85       $11.77         41,606
   01/01/2011 to 12/31/2011               $11.77       $12.97     14,508,528
   01/01/2012 to 12/31/2012               $12.97       $13.90      5,830,488

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009               $10.13       $13.59        177,474
   01/01/2010 to 12/31/2010               $13.59       $14.27        327,702
   01/01/2011 to 12/31/2011               $14.27       $12.70        244,121
   01/01/2012 to 12/31/2012               $12.70       $15.16        272,580

AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.06       $12.73         35,867
   01/01/2010 to 12/31/2010               $12.73       $14.12         62,582
   01/01/2011 to 12/31/2011               $14.12       $13.25         48,285
   01/01/2012 to 12/31/2012               $13.25       $15.17         61,639

                                                                   NUMBER OF
                                                                 ACCUMULATION
                                       ACCUMULATION ACCUMULATION     UNITS
                                        UNIT VALUE   UNIT VALUE   OUTSTANDING
                                       AT BEGINNING    AT END         AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ -------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009               $10.03       $12.09        114,616
   01/01/2010 to 12/31/2010               $12.09       $13.43        148,549
   01/01/2011 to 12/31/2011               $13.43       $14.49        269,475
   01/01/2012 to 12/31/2012               $14.49       $15.03        320,082

AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.01       $12.72        159,504
   01/01/2010 to 12/31/2010               $12.72       $14.92        248,348
   01/01/2011 to 12/31/2011               $14.92       $14.48        196,229
   01/01/2012 to 12/31/2012               $14.48       $15.92        216,704

AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.03       $12.15        116,402
   01/01/2010 to 12/31/2010               $12.15       $13.43        164,734
   01/01/2011 to 12/31/2011               $13.43       $13.07        109,155
   01/01/2012 to 12/31/2012               $13.07       $14.99        145,038

AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $13.23         57,715
   01/01/2010 to 12/31/2010               $13.23       $16.02        128,363
   01/01/2011 to 12/31/2011               $16.02       $15.15         87,454
   01/01/2012 to 12/31/2012               $15.15       $17.57        108,339

AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009               $10.00       $ 9.87        766,665
   01/01/2010 to 12/31/2010               $ 9.87       $ 9.67      1,224,819
   01/01/2011 to 12/31/2011               $ 9.67       $ 9.47      1,340,106
   01/01/2012 to 12/31/2012               $ 9.47       $ 9.28      1,146,782

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.13       $13.72        103,062
   01/01/2010 to 12/31/2010               $13.72       $16.59        159,478
   01/01/2011 to 12/31/2011               $16.59       $15.84        101,521
   01/01/2012 to 12/31/2012               $15.84       $18.18        116,165

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $12.37         87,413
   01/01/2010 to 12/31/2010               $12.37       $15.59        153,346
   01/01/2011 to 12/31/2011               $15.59       $15.52        129,404
   01/01/2012 to 12/31/2012               $15.52       $17.09        154,034

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.93       $12.07         48,893
   01/01/2010 to 12/31/2010               $12.07       $14.22        111,789
   01/01/2011 to 04/29/2011               $14.22       $15.93              0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $10.48        240,395
   01/01/2010 to 12/31/2010               $10.48       $10.67        445,435
   01/01/2011 to 12/31/2011               $10.67       $10.69        516,157
   01/01/2012 to 12/31/2012               $10.69       $10.96        572,206

                                                                   NUMBER OF
                                                                 ACCUMULATION
                                       ACCUMULATION ACCUMULATION     UNITS
                                        UNIT VALUE   UNIT VALUE   OUTSTANDING
                                       AT BEGINNING    AT END         AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ -------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $11.05      2,760,749
   01/01/2010 to 12/31/2010               $11.05       $11.66      4,831,426
   01/01/2011 to 12/31/2011               $11.66       $11.79      3,763,460
   01/01/2012 to 12/31/2012               $11.79       $12.62      4,344,963

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $11.61      3,978,257
   01/01/2010 to 12/31/2010               $11.61       $12.57      5,926,854
   01/01/2011 to 12/31/2011               $12.57       $12.44      5,416,351
   01/01/2012 to 12/31/2012               $12.44       $13.45      5,373,438

AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.01       $13.14         76,927
   01/01/2010 to 12/31/2010               $13.14       $17.55        200,848
   01/01/2011 to 12/31/2011               $17.55       $17.03         93,921
   01/01/2012 to 12/31/2012               $17.03       $18.71        129,175

AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $12.94         86,498
   01/01/2010 to 12/31/2010               $12.94       $15.97        123,286
   01/01/2011 to 12/31/2011               $15.97       $14.71         78,005
   01/01/2012 to 12/31/2012               $14.71       $17.03         91,160

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009               $10.10       $12.91         78,869
   01/01/2010 to 12/31/2010               $12.91       $14.32        144,391
   01/01/2011 to 12/31/2011               $14.32       $13.79        100,188
   01/01/2012 to 12/31/2012               $13.79       $15.84        159,373

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $11.11        235,256
   01/01/2010 to 12/31/2010               $11.11       $11.50        329,128
   01/01/2011 to 12/31/2011               $11.50       $11.73        303,906
   01/01/2012 to 12/31/2012               $11.73       $12.09        346,069

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $13.16        352,417
   01/01/2010 to 12/31/2010               $13.16       $14.93        560,108
   01/01/2011 to 12/31/2011               $14.93       $14.38        391,513
   01/01/2012 to 12/31/2012               $14.38       $16.56        455,410

                                                                   NUMBER OF
                                                                 ACCUMULATION
                                       ACCUMULATION ACCUMULATION     UNITS
                                        UNIT VALUE   UNIT VALUE   OUTSTANDING
                                       AT BEGINNING    AT END         AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ -------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $10.76        447,678
   01/01/2010 to 12/31/2010               $10.76       $11.36        892,152
   01/01/2011 to 12/31/2011               $11.36       $11.80        821,274
   01/01/2012 to 12/31/2012               $11.80       $12.46      1,119,758

EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009               $10.05       $12.74         15,269
   01/01/2010 to 07/16/2010               $12.74       $12.08              0

EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009               $ 9.89       $12.84          7,056
   01/01/2010 to 07/16/2010               $12.84       $11.97              0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $12.09       $14.59         20,042
   01/01/2011 to 12/31/2011               $14.59       $12.46         18,690
   01/01/2012 to 12/31/2012               $12.46       $13.88         16,680

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $11.97       $15.07          7,752
   01/01/2011 to 12/31/2011               $15.07       $13.97          7,751
   01/01/2012 to 12/31/2012               $13.97       $16.52          7,348



* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH ANY TWO OF GRO PLUS, EBP OR HAV OR WITH ANY ONE
                          OF COMBO 5% OR HDV (2.15%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01       1,490,936
   01/01/2006 to 12/31/2006               $10.01       $10.95       8,182,830
   01/01/2007 to 12/31/2007               $10.95       $11.70      12,516,386
   01/01/2008 to 12/31/2008               $11.70       $ 7.81       7,417,897
   01/01/2009 to 12/31/2009               $ 7.81       $ 9.50      11,207,973
   01/01/2010 to 12/31/2010               $ 9.50       $10.41      10,629,323
   01/01/2011 to 12/31/2011               $10.41       $ 9.91       8,503,821
   01/01/2012 to 12/31/2012               $ 9.91       $10.92       8,408,411

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $13.95       $14.06         407,960
   01/01/2006 to 12/31/2006               $14.06       $16.07         566,185
   01/01/2007 to 12/31/2007               $16.07       $15.71         607,322
   01/01/2008 to 12/31/2008               $15.71       $10.03         184,950
   01/01/2009 to 12/31/2009               $10.03       $11.56         381,797
   01/01/2010 to 12/31/2010               $11.56       $12.88         429,126
   01/01/2011 to 12/31/2011               $12.88       $13.05         278,392
   01/01/2012 to 05/04/2012               $13.05       $14.16               0

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02          69,241
   01/01/2006 to 12/31/2006               $10.02       $10.84       1,751,149
   01/01/2007 to 12/31/2007               $10.84       $11.57       3,475,993
   01/01/2008 to 12/31/2008               $11.57       $ 8.07       4,130,990
   01/01/2009 to 12/31/2009               $ 8.07       $ 9.74       7,745,284
   01/01/2010 to 12/31/2010               $ 9.74       $10.70       7,266,419
   01/01/2011 to 12/31/2011               $10.70       $10.35       5,714,960
   01/01/2012 to 12/31/2012               $10.35       $11.39       5,660,006

AST BLACKROCK VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $14.57       $15.28         532,089
   01/01/2006 to 12/31/2006               $15.28       $18.21         795,655
   01/01/2007 to 12/31/2007               $18.21       $18.02         726,094
   01/01/2008 to 12/31/2008               $18.02       $11.06         329,004
   01/01/2009 to 12/31/2009               $11.06       $12.79         374,919
   01/01/2010 to 12/31/2010               $12.79       $14.08         310,453
   01/01/2011 to 12/31/2011               $14.08       $13.71         284,321
   01/01/2012 to 12/31/2012               $13.71       $15.21         270,868

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2015
   05/01/2009* to 12/31/2009              $ 9.96       $ 9.98             0
   01/01/2010 to 12/31/2010               $ 9.98       $10.69             0
   01/01/2011 to 12/31/2011               $10.69       $11.13             0
   01/01/2012 to 12/31/2012               $11.13       $11.21             0

AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009              $ 9.94       $ 9.60             0
   01/01/2010 to 12/31/2010               $ 9.60       $10.39           159
   01/01/2011 to 12/31/2011               $10.39       $11.15         1,267
   01/01/2012 to 12/31/2012               $11.15       $11.36             0

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.72            11
   01/01/2011 to 12/31/2011               $10.72       $11.69             0
   01/01/2012 to 12/31/2012               $11.69       $12.03             0

AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009              $ 9.92       $ 9.67             0
   01/01/2010 to 12/31/2010               $ 9.67       $10.52             0
   01/01/2011 to 12/31/2011               $10.52       $11.69         2,152
   01/01/2012 to 12/31/2012               $11.69       $12.09         1,787

AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009              $ 9.91       $ 9.57             0
   01/01/2010 to 12/31/2010               $ 9.57       $10.43             0
   01/01/2011 to 12/31/2011               $10.43       $11.83             0
   01/01/2012 to 12/31/2012               $11.83       $12.26         1,427

AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009              $ 9.88       $ 9.25             0
   01/01/2010 to 12/31/2010               $ 9.25       $10.12         1,606
   01/01/2011 to 12/31/2011               $10.12       $11.75             0
   01/01/2012 to 12/31/2012               $11.75       $12.22             0

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.97             0
   01/01/2011 to 12/31/2011               $10.97       $12.91         8,594
   01/01/2012 to 12/31/2012               $12.91       $13.49         1,011

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.98        38,785
   01/01/2012 to 12/31/2012               $11.98       $12.41        32,189

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012              $10.00       $10.36          10,806

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.00         699,752
   01/01/2006 to 12/31/2006               $10.00       $11.13      11,111,597
   01/01/2007 to 12/31/2007               $11.13       $11.95      17,220,372
   01/01/2008 to 12/31/2008               $11.95       $ 7.60       9,823,555
   01/01/2009 to 12/31/2009               $ 7.60       $ 9.33      15,163,970
   01/01/2010 to 12/31/2010               $ 9.33       $10.35      13,739,380
   01/01/2011 to 12/31/2011               $10.35       $ 9.88      10,350,363
   01/01/2012 to 12/31/2012               $ 9.88       $10.99      10,445,990

AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $19.99       $21.06         634,076
   01/01/2006 to 12/31/2006               $21.06       $28.17         782,064
   01/01/2007 to 12/31/2007               $28.17       $22.07         553,831
   01/01/2008 to 12/31/2008               $22.07       $14.02         141,679
   01/01/2009 to 12/31/2009               $14.02       $18.10         306,725
   01/01/2010 to 12/31/2010               $18.10       $22.80         288,481
   01/01/2011 to 12/31/2011               $22.80       $23.78         193,734
   01/01/2012 to 12/31/2012               $23.78       $26.84         197,606

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.86       $16.35         362,906
   01/01/2004 to 12/31/2004               $16.35       $19.69         808,007
   01/01/2005 to 12/31/2005               $19.69       $21.08       1,270,136
   01/01/2006 to 12/31/2006               $21.08       $23.30       1,083,684
   01/01/2007 to 12/31/2007               $23.30       $25.35       1,044,299
   01/01/2008 to 12/31/2008               $25.35       $13.87         426,639
   01/01/2009 to 12/31/2009               $13.87       $18.00         521,277
   01/01/2010 to 12/31/2010               $18.00       $23.35         423,460
   01/01/2011 to 12/31/2011               $23.35       $19.85         324,222
   01/01/2012 to 12/31/2012               $19.85       $23.32         310,819

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.83       $12.74       2,029,598
   01/01/2004 to 12/31/2004               $12.74       $13.83       4,694,207
   01/01/2005 to 12/31/2005               $13.83       $14.18       7,461,229
   01/01/2006 to 12/31/2006               $14.18       $16.28       5,511,714
   01/01/2007 to 12/31/2007               $16.28       $16.74       4,716,388
   01/01/2008 to 12/31/2008               $16.74       $ 9.72       1,869,770
   01/01/2009 to 12/31/2009               $ 9.72       $11.33       2,664,194
   01/01/2010 to 12/31/2010               $11.33       $12.52       2,372,948
   01/01/2011 to 12/31/2011               $12.52       $11.57       1,666,771
   01/01/2012 to 12/31/2012               $11.57       $13.55       1,529,492

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.87       $12.71         365,115
   01/01/2004 to 12/31/2004               $12.71       $14.47         994,493
   01/01/2005 to 12/31/2005               $14.47       $14.84       1,394,969
   01/01/2006 to 12/31/2006               $14.84       $15.43       1,131,414
   01/01/2007 to 12/31/2007               $15.43       $18.02         957,378
   01/01/2008 to 12/31/2008               $18.02       $10.44         319,518
   01/01/2009 to 12/31/2009               $10.44       $16.04         607,802
   01/01/2010 to 12/31/2010               $16.04       $18.81         557,731
   01/01/2011 to 12/31/2011               $18.81       $17.86         342,929
   01/01/2012 to 12/31/2012               $17.86       $20.90         321,984

AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.71       $13.32       1,009,679
   01/01/2004 to 12/31/2004               $13.32       $15.13       2,722,552
   01/01/2005 to 12/31/2005               $15.13       $17.26       3,615,924
   01/01/2006 to 12/31/2006               $17.26       $20.43       2,835,178
   01/01/2007 to 12/31/2007               $20.43       $23.80       2,518,402
   01/01/2008 to 12/31/2008               $23.80       $11.59       1,096,351
   01/01/2009 to 12/31/2009               $11.59       $15.34       1,343,040
   01/01/2010 to 12/31/2010               $15.34       $17.19       1,165,465
   01/01/2011 to 12/31/2011               $17.19       $14.65         805,165
   01/01/2012 to 12/31/2012               $14.65       $17.25         743,683

AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.82          24,374
   01/01/2004 to 12/31/2004               $12.82       $15.19         119,845
   01/01/2005 to 12/31/2005               $15.19       $16.90         223,826
   01/01/2006 to 12/31/2006               $16.90       $21.08         537,213
   01/01/2007 to 12/31/2007               $21.08       $24.30         807,650
   01/01/2008 to 12/31/2008               $24.30       $13.31         324,862
   01/01/2009 to 12/31/2009               $13.31       $17.00         489,840
   01/01/2010 to 12/31/2010               $17.00       $18.48         430,398
   01/01/2011 to 12/31/2011               $18.48       $15.81         259,005
   01/01/2012 to 12/31/2012               $15.81       $18.05         242,791

AST INVESTMENT GRADE BOND PORTFOLIO
   01/28/2008* to 12/31/2008              $10.00       $10.68      13,968,463
   01/01/2009 to 12/31/2009               $10.68       $11.63       5,281,251
   01/01/2010 to 12/31/2010               $11.63       $12.61       2,953,841
   01/01/2011 to 12/31/2011               $12.61       $13.88      10,354,266
   01/01/2012 to 12/31/2012               $13.88       $14.86       6,108,441

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.95       $12.72         141,470
   01/01/2004 to 12/31/2004               $12.72       $14.57         284,319
   01/01/2005 to 12/31/2005               $14.57       $15.83         560,887
   01/01/2006 to 12/31/2006               $15.83       $19.02         843,155
   01/01/2007 to 12/31/2007               $19.02       $20.37         924,920
   01/01/2008 to 12/31/2008               $20.37       $11.68         239,108
   01/01/2009 to 12/31/2009               $11.68       $15.53         435,574
   01/01/2010 to 12/31/2010               $15.53       $16.29         350,543
   01/01/2011 to 12/31/2011               $16.29       $14.48         217,032
   01/01/2012 to 12/31/2012               $14.48       $17.27         215,216

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.90       $11.61         90,092
   01/01/2004 to 12/31/2004               $11.61       $13.12        198,898
   01/01/2005 to 12/31/2005               $13.12       $13.67        661,210
   01/01/2006 to 12/31/2006               $13.67       $15.84        854,051
   01/01/2007 to 12/31/2007               $15.84       $15.04        868,038
   01/01/2008 to 12/31/2008               $15.04       $ 8.61        559,310
   01/01/2009 to 12/31/2009               $ 8.61       $10.06        809,232
   01/01/2010 to 12/31/2010               $10.06       $11.14        664,968
   01/01/2011 to 12/31/2011               $11.14       $10.44        452,521
   01/01/2012 to 12/31/2012               $10.44       $11.95        468,308

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/01/2003 to 12/31/2003               $10.23       $11.88        624,019
   01/01/2004 to 12/31/2004               $11.88       $12.49      1,314,641
   01/01/2005 to 12/31/2005               $12.49       $12.36      2,372,398
   01/01/2006 to 12/31/2006               $12.36       $13.29      2,027,743
   01/01/2007 to 12/31/2007               $13.29       $13.79      1,831,257
   01/01/2008 to 12/31/2008               $13.79       $10.36        651,707
   01/01/2009 to 12/31/2009               $10.36       $13.64        996,731
   01/01/2010 to 12/31/2010               $13.64       $15.14        854,023
   01/01/2011 to 12/31/2011               $15.14       $16.32        787,437
   01/01/2012 to 12/31/2012               $16.32       $16.91        702,329

AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.51       $12.26      2,031,583
   01/01/2004 to 12/31/2004               $12.26       $13.88      4,692,895
   01/01/2005 to 12/31/2005               $13.88       $14.51      7,428,912
   01/01/2006 to 12/31/2006               $14.51       $15.22      6,494,429
   01/01/2007 to 12/31/2007               $15.22       $17.12      5,835,660
   01/01/2008 to 12/31/2008               $17.12       $ 9.44      2,340,994
   01/01/2009 to 12/31/2009               $ 9.44       $11.99      3,090,079
   01/01/2010 to 12/31/2010               $11.99       $14.05      2,616,084
   01/01/2011 to 12/31/2011               $14.05       $13.62      1,771,437
   01/01/2012 to 12/31/2012               $13.62       $14.96      1,622,946

AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.46       $11.38        207,063
   01/01/2004 to 12/31/2004               $11.38       $12.33        442,758
   01/01/2005 to 12/31/2005               $12.33       $12.82        826,301
   01/01/2006 to 12/31/2006               $12.82       $13.76        654,691
   01/01/2007 to 12/31/2007               $13.76       $15.50        587,845
   01/01/2008 to 12/31/2008               $15.50       $ 9.66        309,485
   01/01/2009 to 12/31/2009               $ 9.66       $11.75        473,501
   01/01/2010 to 12/31/2010               $11.75       $12.97        467,321
   01/01/2011 to 12/31/2011               $12.97       $12.61        363,909
   01/01/2012 to 12/31/2012               $12.61       $14.45        369,347

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005               $15.06       $15.54         260,885
   01/01/2006 to 12/31/2006               $15.54       $17.37         270,834
   01/01/2007 to 12/31/2007               $17.37       $17.46         349,290
   01/01/2008 to 12/31/2008               $17.46       $10.57         188,007
   01/01/2009 to 12/31/2009               $10.57       $14.37         185,529
   01/01/2010 to 12/31/2010               $14.37       $17.38         200,372
   01/01/2011 to 12/31/2011               $17.38       $16.42         140,968
   01/01/2012 to 12/31/2012               $16.42       $19.02         139,599

AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.99       $ 9.83       1,118,618
   01/01/2004 to 12/31/2004               $ 9.83       $ 9.70       1,742,703
   01/01/2005 to 12/31/2005               $ 9.70       $ 9.75       2,932,409
   01/01/2006 to 12/31/2006               $ 9.75       $ 9.98       5,452,746
   01/01/2007 to 12/31/2007               $ 9.98       $10.24       6,373,608
   01/01/2008 to 12/31/2008               $10.24       $10.28       7,140,857
   01/01/2009 to 12/31/2009               $10.28       $10.08      12,146,856
   01/01/2010 to 12/31/2010               $10.08       $ 9.87       6,882,027
   01/01/2011 to 12/31/2011               $ 9.87       $ 9.66       5,117,204
   01/01/2012 to 12/31/2012               $ 9.66       $ 9.45       4,297,530

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.97       $13.31         610,598
   01/01/2004 to 12/31/2004               $13.31       $15.99       1,457,788
   01/01/2005 to 12/31/2005               $15.99       $17.54       2,280,095
   01/01/2006 to 12/31/2006               $17.54       $19.00       1,954,267
   01/01/2007 to 12/31/2007               $19.00       $19.18       1,856,062
   01/01/2008 to 12/31/2008               $19.18       $10.84         615,887
   01/01/2009 to 12/31/2009               $10.84       $14.92         838,895
   01/01/2010 to 12/31/2010               $14.92       $18.02         700,594
   01/01/2011 to 12/31/2011               $18.02       $17.19         464,573
   01/01/2012 to 12/31/2012               $17.19       $19.70         429,488

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $13.93       $15.32         759,608
   01/01/2006 to 12/31/2006               $15.32       $17.10         780,759
   01/01/2007 to 12/31/2007               $17.10       $20.45       1,109,272
   01/01/2008 to 12/31/2008               $20.45       $11.37         304,442
   01/01/2009 to 12/31/2009               $11.37       $14.44         376,081
   01/01/2010 to 12/31/2010               $14.44       $18.18         362,937
   01/01/2011 to 12/31/2011               $18.18       $18.09         240,513
   01/01/2012 to 12/31/2012               $18.09       $19.89         220,903

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.71       $14.02          89,708
   01/01/2004 to 12/31/2004               $14.02       $15.02         192,105
   01/01/2005 to 12/31/2005               $15.02       $14.75         154,506
   01/01/2006 to 12/31/2006               $14.75       $15.55         141,498
   01/01/2007 to 12/31/2007               $15.55       $18.06         150,199
   01/01/2008 to 12/31/2008               $18.06       $10.16          53,502
   01/01/2009 to 12/31/2009               $10.16       $12.18          96,674
   01/01/2010 to 12/31/2010               $12.18       $14.33         103,481
   01/01/2011 to 04/29/2011               $14.33       $16.05               0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003               $10.08       $10.19        636,860
   01/01/2004 to 12/31/2004               $10.19       $10.17      2,785,690
   01/01/2005 to 12/31/2005               $10.17       $10.12      5,697,191
   01/01/2006 to 12/31/2006               $10.12       $10.28      4,979,340
   01/01/2007 to 12/31/2007               $10.28       $10.74      4,520,572
   01/01/2008 to 12/31/2008               $10.74       $10.63      1,783,570
   01/01/2009 to 12/31/2009               $10.63       $11.46      2,582,749
   01/01/2010 to 12/31/2010               $11.46       $11.65      2,352,178
   01/01/2011 to 12/31/2011               $11.65       $11.66      1,787,948
   01/01/2012 to 12/31/2012               $11.66       $11.95      1,896,924

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003               $10.17       $10.48      2,192,336
   01/01/2004 to 12/31/2004               $10.48       $10.76      4,319,279
   01/01/2005 to 12/31/2005               $10.76       $10.79      2,552,299
   01/01/2006 to 12/31/2006               $10.79       $10.96      3,071,632
   01/01/2007 to 12/31/2007               $10.96       $11.61      3,499,433
   01/01/2008 to 12/31/2008               $11.61       $11.10      2,161,056
   01/01/2009 to 12/31/2009               $11.10       $12.66      5,204,934
   01/01/2010 to 12/31/2010               $12.66       $13.34      5,710,336
   01/01/2011 to 12/31/2011               $13.34       $13.47      4,089,867
   01/01/2012 to 12/31/2012               $13.47       $14.41      4,424,264

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03          3,929
   01/01/2006 to 12/31/2006               $10.03       $10.60        488,478
   01/01/2007 to 12/31/2007               $10.60       $11.27      1,460,928
   01/01/2008 to 12/31/2008               $11.27       $ 8.88      4,479,321
   01/01/2009 to 12/31/2009               $ 8.88       $10.43      6,348,245
   01/01/2010 to 12/31/2010               $10.43       $11.29      6,327,981
   01/01/2011 to 12/31/2011               $11.29       $11.16      5,779,801
   01/01/2012 to 12/31/2012               $11.16       $12.05      5,731,747

AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.47       $13.46        138,936
   01/01/2004 to 12/31/2004               $13.46       $12.26        136,313
   01/01/2005 to 12/31/2005               $12.26       $12.18        174,641
   01/01/2006 to 12/31/2006               $12.18       $13.42        211,329
   01/01/2007 to 12/31/2007               $13.42       $14.07        241,375
   01/01/2008 to 12/31/2008               $14.07       $ 8.95        135,744
   01/01/2009 to 12/31/2009               $ 8.95       $11.72        186,730
   01/01/2010 to 12/31/2010               $11.72       $15.65        264,893
   01/01/2011 to 12/31/2011               $15.65       $15.16        182,093
   01/01/2012 to 12/31/2012               $15.16       $16.64        172,270

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003               $10.08       $13.39        767,455
   01/01/2004 to 12/31/2004               $13.39       $15.26      1,690,870
   01/01/2005 to 12/31/2005               $15.26       $15.92      2,449,573
   01/01/2006 to 12/31/2006               $15.92       $18.70      2,168,862
   01/01/2007 to 12/31/2007               $18.70       $17.27      2,048,735
   01/01/2008 to 12/31/2008               $17.27       $11.88        759,534
   01/01/2009 to 12/31/2009               $11.88       $14.76      1,180,211
   01/01/2010 to 12/31/2010               $14.76       $18.20        935,910
   01/01/2011 to 12/31/2011               $18.20       $16.74        565,384
   01/01/2012 to 12/31/2012               $16.74       $19.36        534,857

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/01/2003 to 12/31/2003               $10.08       $12.65        328,567
   01/01/2004 to 12/31/2004               $12.65       $14.10        534,389
   01/01/2005 to 12/31/2005               $14.10       $14.56        620,110
   01/01/2006 to 12/31/2006               $14.56       $17.29      1,007,854
   01/01/2007 to 12/31/2007               $17.29       $16.31        860,043
   01/01/2008 to 12/31/2008               $16.31       $ 9.28        436,312
   01/01/2009 to 12/31/2009               $ 9.28       $11.24        636,029
   01/01/2010 to 12/31/2010               $11.24       $12.45        555,205
   01/01/2011 to 12/31/2011               $12.45       $11.99        397,607
   01/01/2012 to 12/31/2012               $11.99       $13.75        409,713

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003               $10.31       $11.38        279,110
   01/01/2004 to 12/31/2004               $11.38       $12.10      1,195,848
   01/01/2005 to 12/31/2005               $12.10       $11.31      1,956,698
   01/01/2006 to 12/31/2006               $11.31       $11.76      1,805,420
   01/01/2007 to 12/31/2007               $11.76       $12.62      1,846,832
   01/01/2008 to 12/31/2008               $12.62       $12.05        593,325
   01/01/2009 to 12/31/2009               $12.05       $13.22        931,833
   01/01/2010 to 12/31/2010               $13.22       $13.67        877,297
   01/01/2011 to 12/31/2011               $13.67       $13.93        616,898
   01/01/2012 to 12/31/2012               $13.93       $14.35        585,779

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003               $ 9.34       $11.30        114,477
   01/01/2004 to 12/31/2004               $11.30       $11.70        297,369
   01/01/2005 to 12/31/2005               $11.70       $13.32        386,908
   01/01/2006 to 12/31/2006               $13.32       $13.77        579,236
   01/01/2007 to 12/31/2007               $13.77       $14.59      1,005,218
   01/01/2008 to 12/31/2008               $14.59       $ 8.48        588,798
   01/01/2009 to 12/31/2009               $ 8.48       $12.73        837,581
   01/01/2010 to 12/31/2010               $12.73       $14.43        711,463
   01/01/2011 to 12/31/2011               $14.43       $13.88        598,916
   01/01/2012 to 12/31/2012               $13.88       $15.97        653,972

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.97        154,738
   01/01/2008 to 12/31/2008               $ 9.97       $ 9.25        483,723
   01/01/2009 to 12/31/2009               $ 9.25       $10.10      1,027,692
   01/01/2010 to 12/31/2010               $10.10       $10.66        827,868
   01/01/2011 to 12/31/2011               $10.66       $11.06        856,005
   01/01/2012 to 12/31/2012               $11.06       $11.67        921,389

EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003                   --       $12.74          6,492
   01/01/2004 to 12/31/2004               $12.74       $14.86         67,201
   01/01/2005 to 12/31/2005               $14.86       $16.87        182,612
   01/01/2006 to 12/31/2006               $16.87       $20.33        239,474
   01/01/2007 to 12/31/2007               $20.33       $22.88        290,951
   01/01/2008 to 12/31/2008               $22.88       $13.10        129,942
   01/01/2009 to 12/31/2009               $13.10       $14.86        123,833
   01/01/2010 to 07/16/2010               $14.86       $14.08              0

EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003                   --       $13.17         25,003
   01/01/2004 to 12/31/2004               $13.17       $13.81        108,796
   01/01/2005 to 12/31/2005               $13.81       $14.04         60,941
   01/01/2006 to 12/31/2006               $14.04       $14.56         49,282
   01/01/2007 to 12/31/2007               $14.56       $15.95         78,184
   01/01/2008 to 12/31/2008               $15.95       $11.36         19,835
   01/01/2009 to 12/31/2009               $11.36       $16.01         56,730
   01/01/2010 to 07/16/2010               $16.01       $14.91              0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $14.10       $17.00        114,482
   01/01/2011 to 12/31/2011               $17.00       $14.51        121,166
   01/01/2012 to 12/31/2012               $14.51       $16.14         75,836

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $14.91       $18.76         82,347
   01/01/2011 to 12/31/2011               $18.76       $17.38         92,812
   01/01/2012 to 12/31/2012               $17.38       $20.53         93,751



* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH LT5 OR WITH ANY ONE OF EBP OR HAV AND GMWB OR HAV AND HD GRO/GRO PLUS 2008 OR EBP AND HD GRO/GRO PLUS 2008 OR HD GRO 60 BPS
                    OR GRO PLUS 2008 60 BPS OR HD5 (2.25%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01       4,054,794
   01/01/2006 to 12/31/2006               $10.01       $10.94      60,459,906
   01/01/2007 to 12/31/2007               $10.94       $11.68     102,797,613
   01/01/2008 to 12/31/2008               $11.68       $ 7.78      75,453,329
   01/01/2009 to 12/31/2009               $ 7.78       $ 9.46      74,798,204
   01/01/2010 to 12/31/2010               $ 9.46       $10.35      72,644,706
   01/01/2011 to 12/31/2011               $10.35       $ 9.85      61,319,650
   01/01/2012 to 12/31/2012               $ 9.85       $10.84      57,128,002

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $ 9.18       $ 9.25         370,561
   01/01/2006 to 12/31/2006               $ 9.25       $10.56         335,193
   01/01/2007 to 12/31/2007               $10.56       $10.31         319,458
   01/01/2008 to 12/31/2008               $10.31       $ 6.58         771,578
   01/01/2009 to 12/31/2009               $ 6.58       $ 7.57       1,273,959
   01/01/2010 to 12/31/2010               $ 7.57       $ 8.43       1,430,682
   01/01/2011 to 12/31/2011               $ 8.43       $ 8.53       1,430,887
   01/01/2012 to 05/04/2012               $ 8.53       $ 9.25               0

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02       1,320,556
   01/01/2006 to 12/31/2006               $10.02       $10.83      13,643,567
   01/01/2007 to 12/31/2007               $10.83       $11.55      28,754,710
   01/01/2008 to 12/31/2008               $11.55       $ 8.05      25,276,368
   01/01/2009 to 12/31/2009               $ 8.05       $ 9.70      31,686,971
   01/01/2010 to 12/31/2010               $ 9.70       $10.65      36,176,891
   01/01/2011 to 12/31/2011               $10.65       $10.28      28,001,755
   01/01/2012 to 12/31/2012               $10.28       $11.31      27,966,738

AST BLACKROCK VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $10.92       $11.45         249,862
   01/01/2006 to 12/31/2006               $11.45       $13.63         220,823
   01/01/2007 to 12/31/2007               $13.63       $13.48         199,588
   01/01/2008 to 12/31/2008               $13.48       $ 8.26         357,327
   01/01/2009 to 12/31/2009               $ 8.26       $ 9.55         955,597
   01/01/2010 to 12/31/2010               $ 9.55       $10.50       2,241,213
   01/01/2011 to 12/31/2011               $10.50       $10.21         930,254
   01/01/2012 to 12/31/2012               $10.21       $11.32         944,041

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008              $10.00       $11.25       1,472,001
   01/01/2009 to 12/31/2009               $11.25       $10.96       1,375,798
   01/01/2010 to 12/31/2010               $10.96       $11.71       1,085,813
   01/01/2011 to 12/31/2011               $11.71       $12.18       1,057,536
   01/01/2012 to 12/31/2012               $12.18       $12.27         878,447

AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009              $10.00       $ 9.34         301,692
   01/01/2010 to 12/31/2010               $ 9.34       $10.09       1,956,001
   01/01/2011 to 12/31/2011               $10.09       $10.81       5,687,758
   01/01/2012 to 12/31/2012               $10.81       $11.01       2,714,415

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.71       5,765,075
   01/01/2011 to 12/31/2011               $10.71       $11.67      16,283,905
   01/01/2012 to 12/31/2012               $11.67       $11.99       8,777,912

AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008              $10.00       $11.98         794,529
   01/01/2009 to 12/31/2009               $11.98       $11.01         648,900
   01/01/2010 to 12/31/2010               $11.01       $11.96         380,587
   01/01/2011 to 12/31/2011               $11.96       $13.28      18,091,824
   01/01/2012 to 12/31/2012               $13.28       $13.72      11,790,403

AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008              $10.00       $12.05         945,503
   01/01/2009 to 12/31/2009               $12.05       $10.87         975,406
   01/01/2010 to 12/31/2010               $10.87       $11.84         825,635
   01/01/2011 to 12/31/2011               $11.84       $13.42         493,191
   01/01/2012 to 12/31/2012               $13.42       $13.88       5,116,240

AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009              $10.00       $ 8.75          23,608
   01/01/2010 to 12/31/2010               $ 8.75       $ 9.56       1,680,903
   01/01/2011 to 12/31/2011               $ 9.56       $11.10         404,480
   01/01/2012 to 12/31/2012               $11.10       $11.53          92,420

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.96       1,406,400
   01/01/2011 to 12/31/2011               $10.96       $12.89      16,469,682
   01/01/2012 to 12/31/2012               $12.89       $13.45       7,323,210

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.97       6,285,340
   01/01/2012 to 12/31/2012               $11.97       $12.38       9,408,401

AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012              $10.00       $10.35       3,237,048

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.00       5,254,502
   01/01/2006 to 12/31/2006               $10.00       $11.11      85,438,169
   01/01/2007 to 12/31/2007               $11.11       $11.92     150,334,869
   01/01/2008 to 12/31/2008               $11.92       $ 7.58     101,095,109
   01/01/2009 to 12/31/2009               $ 7.58       $ 9.29     102,077,908
   01/01/2010 to 12/31/2010               $ 9.29       $10.29     101,267,042
   01/01/2011 to 12/31/2011               $10.29       $ 9.82      83,369,592
   01/01/2012 to 12/31/2012               $ 9.82       $10.91      79,395,120

AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $15.05       $15.85          81,009
   01/01/2006 to 12/31/2006               $15.85       $21.18          81,551
   01/01/2007 to 12/31/2007               $21.18       $16.57          76,243
   01/01/2008 to 12/31/2008               $16.57       $10.52         126,275
   01/01/2009 to 12/31/2009               $10.52       $13.57         335,750
   01/01/2010 to 12/31/2010               $13.57       $17.07         391,589
   01/01/2011 to 12/31/2011               $17.07       $17.79         219,652
   01/01/2012 to 12/31/2012               $17.79       $20.05         251,456

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 8.06          79,226
   01/01/2004 to 12/31/2004               $ 8.06       $ 9.70         324,340
   01/01/2005 to 12/31/2005               $ 9.70       $10.38       5,867,757
   01/01/2006 to 12/31/2006               $10.38       $11.45       4,568,992
   01/01/2007 to 12/31/2007               $11.45       $12.45       4,176,512
   01/01/2008 to 12/31/2008               $12.45       $ 6.80       4,202,964
   01/01/2009 to 12/31/2009               $ 6.80       $ 8.82       3,992,101
   01/01/2010 to 12/31/2010               $ 8.82       $11.43       4,161,419
   01/01/2011 to 12/31/2011               $11.43       $ 9.71       3,304,315
   01/01/2012 to 12/31/2012               $ 9.71       $11.39       2,853,534

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 9.88         976,756
   01/01/2004 to 12/31/2004               $ 9.88       $10.72       1,731,512
   01/01/2005 to 12/31/2005               $10.72       $10.98      26,378,598
   01/01/2006 to 12/31/2006               $10.98       $12.59      17,583,959
   01/01/2007 to 12/31/2007               $12.59       $12.93      15,042,519
   01/01/2008 to 12/31/2008               $12.93       $ 7.50      14,888,690
   01/01/2009 to 12/31/2009               $ 7.50       $ 8.74      14,472,445
   01/01/2010 to 12/31/2010               $ 8.74       $ 9.64      13,447,482
   01/01/2011 to 12/31/2011               $ 9.64       $ 8.90      11,688,804
   01/01/2012 to 12/31/2012               $ 8.90       $10.41      10,262,995

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 3.73        175,708
   01/01/2004 to 12/31/2004               $ 3.73       $ 4.24        457,010
   01/01/2005 to 12/31/2005               $ 4.24       $ 4.34      8,890,704
   01/01/2006 to 12/31/2006               $ 4.34       $ 4.51      6,444,166
   01/01/2007 to 12/31/2007               $ 4.51       $ 5.26      4,795,707
   01/01/2008 to 12/31/2008               $ 5.26       $ 3.05      4,668,204
   01/01/2009 to 12/31/2009               $ 3.05       $ 4.68      4,863,161
   01/01/2010 to 12/31/2010               $ 4.68       $ 5.48      5,034,524
   01/01/2011 to 12/31/2011               $ 5.48       $ 5.19      3,140,160
   01/01/2012 to 12/31/2012               $ 5.19       $ 6.07      3,004,326

AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.86         29,434
   01/01/2004 to 12/31/2004               $13.86       $15.74        545,075
   01/01/2005 to 12/31/2005               $15.74       $17.93      8,655,832
   01/01/2006 to 12/31/2006               $17.93       $21.20      6,192,845
   01/01/2007 to 12/31/2007               $21.20       $24.67      5,332,206
   01/01/2008 to 12/31/2008               $24.67       $12.00      5,724,854
   01/01/2009 to 12/31/2009               $12.00       $15.87      5,162,536
   01/01/2010 to 12/31/2010               $15.87       $17.76      5,317,631
   01/01/2011 to 12/31/2011               $17.76       $15.12      4,477,136
   01/01/2012 to 12/31/2012               $15.12       $17.79      3,891,676

AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 5.65         72,406
   01/01/2004 to 12/31/2004               $ 5.65       $ 6.69        122,795
   01/01/2005 to 12/31/2005               $ 6.69       $ 7.43        487,950
   01/01/2006 to 12/31/2006               $ 7.43       $ 9.26      1,708,815
   01/01/2007 to 12/31/2007               $ 9.26       $10.66      3,014,173
   01/01/2008 to 12/31/2008               $10.66       $ 5.84      2,755,958
   01/01/2009 to 12/31/2009               $ 5.84       $ 7.44      2,910,615
   01/01/2010 to 12/31/2010               $ 7.44       $ 8.08      2,881,182
   01/01/2011 to 12/31/2011               $ 8.08       $ 6.91      2,224,758
   01/01/2012 to 12/31/2012               $ 6.91       $ 7.88      2,382,592

AST INVESTMENT GRADE BOND PORTFOLIO
   06/30/2008* to 12/31/2008              $10.01       $10.91      1,214,623
   01/01/2009 to 12/31/2009               $10.91       $11.86        315,474
   01/01/2010 to 12/31/2010               $11.86       $12.85        158,509
   01/01/2011 to 12/31/2011               $12.85       $14.13      1,389,924
   01/01/2012 to 12/31/2012               $14.13       $15.11        740,615

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 6.87        400,112
   01/01/2004 to 12/31/2004               $ 6.87       $ 7.86        428,765
   01/01/2005 to 12/31/2005               $ 7.86       $ 8.54      1,664,850
   01/01/2006 to 12/31/2006               $ 8.54       $10.25      1,135,516
   01/01/2007 to 12/31/2007               $10.25       $10.96        961,429
   01/01/2008 to 12/31/2008               $10.96       $ 6.28        975,043
   01/01/2009 to 12/31/2009               $ 6.28       $ 8.34      1,395,597
   01/01/2010 to 12/31/2010               $ 8.34       $ 8.74      1,243,521
   01/01/2011 to 12/31/2011               $ 8.74       $ 7.76        828,367
   01/01/2012 to 12/31/2012               $ 7.76       $ 9.25        957,141

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 8.66         347,275
   01/01/2004 to 12/31/2004               $ 8.66       $ 9.78         419,818
   01/01/2005 to 12/31/2005               $ 9.78       $10.17       1,212,693
   01/01/2006 to 12/31/2006               $10.17       $11.78       3,666,066
   01/01/2007 to 12/31/2007               $11.78       $11.17       6,338,741
   01/01/2008 to 12/31/2008               $11.17       $ 6.39       6,057,693
   01/01/2009 to 12/31/2009               $ 6.39       $ 7.46       5,641,907
   01/01/2010 to 12/31/2010               $ 7.46       $ 8.25       5,357,208
   01/01/2011 to 12/31/2011               $ 8.25       $ 7.73       4,506,463
   01/01/2012 to 12/31/2012               $ 7.73       $ 8.83       4,545,454

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.60         423,485
   01/01/2004 to 12/31/2004               $11.60       $12.18         732,155
   01/01/2005 to 12/31/2005               $12.18       $12.04       6,285,213
   01/01/2006 to 12/31/2006               $12.04       $12.92       4,627,555
   01/01/2007 to 12/31/2007               $12.92       $13.40       3,882,503
   01/01/2008 to 12/31/2008               $13.40       $10.05       3,023,716
   01/01/2009 to 12/31/2009               $10.05       $13.23       2,831,230
   01/01/2010 to 12/31/2010               $13.23       $14.66       2,484,757
   01/01/2011 to 12/31/2011               $14.66       $15.79       2,014,193
   01/01/2012 to 12/31/2012               $15.79       $16.35       1,924,443

AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 8.16         925,591
   01/01/2004 to 12/31/2004               $ 8.16       $ 9.22       2,016,277
   01/01/2005 to 12/31/2005               $ 9.22       $ 9.63      29,347,495
   01/01/2006 to 12/31/2006               $ 9.63       $10.10      24,648,331
   01/01/2007 to 12/31/2007               $10.10       $11.35      22,896,973
   01/01/2008 to 12/31/2008               $11.35       $ 6.25      21,934,912
   01/01/2009 to 12/31/2009               $ 6.25       $ 7.92      19,929,998
   01/01/2010 to 12/31/2010               $ 7.92       $ 9.28      19,072,610
   01/01/2011 to 12/31/2011               $ 9.28       $ 8.99      15,345,638
   01/01/2012 to 12/31/2012               $ 8.99       $ 9.86      13,995,736

AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 6.21         262,995
   01/01/2004 to 12/31/2004               $ 6.21       $ 6.72         387,463
   01/01/2005 to 12/31/2005               $ 6.72       $ 6.98       3,719,318
   01/01/2006 to 12/31/2006               $ 6.98       $ 7.48       2,366,611
   01/01/2007 to 12/31/2007               $ 7.48       $ 8.42       1,924,706
   01/01/2008 to 12/31/2008               $ 8.42       $ 5.24       2,384,441
   01/01/2009 to 12/31/2009               $ 5.24       $ 6.37       2,663,189
   01/01/2010 to 12/31/2010               $ 6.37       $ 7.02       2,436,368
   01/01/2011 to 12/31/2011               $ 7.02       $ 6.82       2,244,120
   01/01/2012 to 12/31/2012               $ 6.82       $ 7.81       2,554,207

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005               $11.15       $11.49        187,692
   01/01/2006 to 12/31/2006               $11.49       $12.83        147,486
   01/01/2007 to 12/31/2007               $12.83       $12.88        179,218
   01/01/2008 to 12/31/2008               $12.88       $ 7.79        332,297
   01/01/2009 to 12/31/2009               $ 7.79       $10.58        511,219
   01/01/2010 to 12/31/2010               $10.58       $12.78      1,099,827
   01/01/2011 to 12/31/2011               $12.78       $12.06        585,815
   01/01/2012 to 12/31/2012               $12.06       $13.96        602,157

AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $10.13         35,505
   01/01/2004 to 12/31/2004               $10.13       $ 9.98        234,402
   01/01/2005 to 12/31/2005               $ 9.98       $10.03      1,333,707
   01/01/2006 to 12/31/2006               $10.03       $10.25      1,115,761
   01/01/2007 to 12/31/2007               $10.25       $10.51      1,044,258
   01/01/2008 to 12/31/2008               $10.51       $10.53      2,377,836
   01/01/2009 to 12/31/2009               $10.53       $10.32      3,829,439
   01/01/2010 to 12/31/2010               $10.32       $10.09      3,509,980
   01/01/2011 to 12/31/2011               $10.09       $ 9.86      2,513,603
   01/01/2012 to 12/31/2012               $ 9.86       $ 9.64      1,652,100

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.32        370,965
   01/01/2004 to 12/31/2004               $13.32       $15.99        537,445
   01/01/2005 to 12/31/2005               $15.99       $17.52      3,716,512
   01/01/2006 to 12/31/2006               $17.52       $18.96      2,666,820
   01/01/2007 to 12/31/2007               $18.96       $19.12      2,274,821
   01/01/2008 to 12/31/2008               $19.12       $10.79      2,188,696
   01/01/2009 to 12/31/2009               $10.79       $14.84      2,033,956
   01/01/2010 to 12/31/2010               $14.84       $17.90      1,807,620
   01/01/2011 to 12/31/2011               $17.90       $17.07      1,391,570
   01/01/2012 to 12/31/2012               $17.07       $19.54      1,265,150

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $ 6.87       $ 7.56        472,929
   01/01/2006 to 12/31/2006               $ 7.56       $ 8.43        437,466
   01/01/2007 to 12/31/2007               $ 8.43       $10.07        494,768
   01/01/2008 to 12/31/2008               $10.07       $ 5.59        501,805
   01/01/2009 to 12/31/2009               $ 5.59       $ 7.09        649,456
   01/01/2010 to 12/31/2010               $ 7.09       $ 8.92        978,075
   01/01/2011 to 12/31/2011               $ 8.92       $ 8.87        702,733
   01/01/2012 to 12/31/2012               $ 8.87       $ 9.74        851,665

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 6.61         131,605
   01/01/2004 to 12/31/2004               $ 6.61       $ 7.07         129,475
   01/01/2005 to 12/31/2005               $ 7.07       $ 6.94         127,711
   01/01/2006 to 12/31/2006               $ 6.94       $ 7.31         126,380
   01/01/2007 to 12/31/2007               $ 7.31       $ 8.48         100,594
   01/01/2008 to 12/31/2008               $ 8.48       $ 4.76         121,677
   01/01/2009 to 12/31/2009               $ 4.76       $ 5.71         232,172
   01/01/2010 to 12/31/2010               $ 5.71       $ 6.71         304,468
   01/01/2011 to 04/29/2011               $ 6.71       $ 7.51               0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.65         329,629
   01/01/2004 to 12/31/2004               $11.65       $11.62       1,143,298
   01/01/2005 to 12/31/2005               $11.62       $11.54      14,980,147
   01/01/2006 to 12/31/2006               $11.54       $11.72      12,397,970
   01/01/2007 to 12/31/2007               $11.72       $12.23      11,467,693
   01/01/2008 to 12/31/2008               $12.23       $12.09       6,660,709
   01/01/2009 to 12/31/2009               $12.09       $13.02       7,445,388
   01/01/2010 to 12/31/2010               $13.02       $13.23       7,123,302
   01/01/2011 to 12/31/2011               $13.23       $13.22       5,625,465
   01/01/2012 to 12/31/2012               $13.22       $13.53       5,727,313

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.76       1,558,557
   01/01/2004 to 12/31/2004               $12.76       $13.09       2,344,332
   01/01/2005 to 12/31/2005               $13.09       $13.11       5,088,435
   01/01/2006 to 12/31/2006               $13.11       $13.30       8,896,833
   01/01/2007 to 12/31/2007               $13.30       $14.08      11,765,641
   01/01/2008 to 12/31/2008               $14.08       $13.45       6,994,579
   01/01/2009 to 12/31/2009               $13.45       $15.32      10,035,432
   01/01/2010 to 12/31/2010               $15.32       $16.13      11,515,430
   01/01/2011 to 12/31/2011               $16.13       $16.27       8,611,634
   01/01/2012 to 12/31/2012               $16.27       $17.39       8,501,917

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03         318,272
   01/01/2006 to 12/31/2006               $10.03       $10.59       7,378,914
   01/01/2007 to 12/31/2007               $10.59       $11.25      15,878,486
   01/01/2008 to 12/31/2008               $11.25       $ 8.85      31,839,577
   01/01/2009 to 12/31/2009               $ 8.85       $10.39      39,603,313
   01/01/2010 to 12/31/2010               $10.39       $11.23      43,592,221
   01/01/2011 to 12/31/2011               $11.23       $11.09      40,512,789
   01/01/2012 to 12/31/2012               $11.09       $11.96      38,896,095

AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $16.82          64,850
   01/01/2004 to 12/31/2004               $16.82       $15.30          67,370
   01/01/2005 to 12/31/2005               $15.30       $15.18         148,853
   01/01/2006 to 12/31/2006               $15.18       $16.71         457,905
   01/01/2007 to 12/31/2007               $16.71       $17.50         771,440
   01/01/2008 to 12/31/2008               $17.50       $11.12         634,820
   01/01/2009 to 12/31/2009               $11.12       $14.55         668,952
   01/01/2010 to 12/31/2010               $14.55       $19.41         917,014
   01/01/2011 to 12/31/2011               $19.41       $18.79         589,865
   01/01/2012 to 12/31/2012               $18.79       $20.60         573,869

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.95        275,971
   01/01/2004 to 12/31/2004               $13.95       $15.87        465,784
   01/01/2005 to 12/31/2005               $15.87       $16.55      4,687,840
   01/01/2006 to 12/31/2006               $16.55       $19.42      3,672,632
   01/01/2007 to 12/31/2007               $19.42       $17.91      4,000,366
   01/01/2008 to 12/31/2008               $17.91       $12.31      3,408,854
   01/01/2009 to 12/31/2009               $12.31       $15.28      3,254,555
   01/01/2010 to 12/31/2010               $15.28       $18.82      3,434,943
   01/01/2011 to 12/31/2011               $18.82       $17.29      2,484,653
   01/01/2012 to 12/31/2012               $17.29       $19.98      2,219,180

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $10.62        216,416
   01/01/2004 to 12/31/2004               $10.62       $11.83        303,689
   01/01/2005 to 12/31/2005               $11.83       $12.20        869,597
   01/01/2006 to 12/31/2006               $12.20       $14.47      2,885,427
   01/01/2007 to 12/31/2007               $14.47       $13.64      4,758,283
   01/01/2008 to 12/31/2008               $13.64       $ 7.75      4,124,590
   01/01/2009 to 12/31/2009               $ 7.75       $ 9.38      3,819,071
   01/01/2010 to 12/31/2010               $ 9.38       $10.38      3,742,939
   01/01/2011 to 12/31/2011               $10.38       $ 9.98      3,116,748
   01/01/2012 to 12/31/2012               $ 9.98       $11.44      3,429,042

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.23        148,319
   01/01/2004 to 12/31/2004               $13.23       $14.05        191,816
   01/01/2005 to 12/31/2005               $14.05       $13.12      5,107,689
   01/01/2006 to 12/31/2006               $13.12       $13.63      3,724,317
   01/01/2007 to 12/31/2007               $13.63       $14.61      3,017,953
   01/01/2008 to 12/31/2008               $14.61       $13.93      1,722,092
   01/01/2009 to 12/31/2009               $13.93       $15.27      2,184,589
   01/01/2010 to 12/31/2010               $15.27       $15.78      2,318,146
   01/01/2011 to 12/31/2011               $15.78       $16.06      1,633,647
   01/01/2012 to 12/31/2012               $16.06       $16.52      1,630,360

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 5.72        267,109
   01/01/2004 to 12/31/2004               $ 5.72       $ 5.91        307,367
   01/01/2005 to 12/31/2005               $ 5.91       $ 6.73        309,013
   01/01/2006 to 12/31/2006               $ 6.73       $ 6.95      5,456,600
   01/01/2007 to 12/31/2007               $ 6.95       $ 7.35      9,896,516
   01/01/2008 to 12/31/2008               $ 7.35       $ 4.27      9,138,560
   01/01/2009 to 12/31/2009               $ 4.27       $ 6.40      9,157,180
   01/01/2010 to 12/31/2010               $ 6.40       $ 7.24      8,869,616
   01/01/2011 to 12/31/2011               $ 7.24       $ 6.96      6,383,742
   01/01/2012 to 12/31/2012               $ 6.96       $ 8.00      5,841,181

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.97        993,285
   01/01/2008 to 12/31/2008               $ 9.97       $ 9.24      3,325,125
   01/01/2009 to 12/31/2009               $ 9.24       $10.08      3,504,626
   01/01/2010 to 12/31/2010               $10.08       $10.62      5,328,912
   01/01/2011 to 12/31/2011               $10.62       $11.01      3,326,989
   01/01/2012 to 12/31/2012               $11.01       $11.61      3,229,309

EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003                   --       $10.64         81,555
   01/01/2004 to 12/31/2004               $10.64       $12.40         83,727
   01/01/2005 to 12/31/2005               $12.40       $14.06         86,193
   01/01/2006 to 12/31/2006               $14.06       $16.92         74,041
   01/01/2007 to 12/31/2007               $16.92       $19.02         66,328
   01/01/2008 to 12/31/2008               $19.02       $10.88         68,654
   01/01/2009 to 12/31/2009               $10.88       $12.33         94,271
   01/01/2010 to 07/16/2010               $12.33       $11.68              0

EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003                   --       $ 8.97         19,658
   01/01/2004 to 12/31/2004               $ 8.97       $ 9.40         84,876
   01/01/2005 to 12/31/2005               $ 9.40       $ 9.54         62,448
   01/01/2006 to 12/31/2006               $ 9.54       $ 9.88         40,425
   01/01/2007 to 12/31/2007               $ 9.88       $10.82         27,192
   01/01/2008 to 12/31/2008               $10.82       $ 7.70         24,749
   01/01/2009 to 12/31/2009               $ 7.70       $10.83         50,099
   01/01/2010 to 07/16/2010               $10.83       $10.09              0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $11.69       $14.10         42,309
   01/01/2011 to 12/31/2011               $14.10       $12.02         16,879
   01/01/2012 to 12/31/2012               $12.02       $13.35         17,702

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $10.09       $12.69         26,995
   01/01/2011 to 12/31/2011               $12.69       $11.74         37,288
   01/01/2012 to 12/31/2012               $11.74       $13.85         17,376



* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH HAV, EBP AND GRO PLUS OR WITH COMBO 5% AND GRO
                                 PLUS (2.40%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01         163,627
   01/01/2006 to 12/31/2006               $10.01       $10.92      14,589,935
   01/01/2007 to 12/31/2007               $10.92       $11.64      29,251,802
   01/01/2008 to 12/31/2008               $11.64       $ 7.74      24,717,771
   01/01/2009 to 12/31/2009               $ 7.74       $ 9.40      23,242,083
   01/01/2010 to 12/31/2010               $ 9.40       $10.27      21,065,300
   01/01/2011 to 12/31/2011               $10.27       $ 9.76      19,513,642
   01/01/2012 to 12/31/2012               $ 9.76       $10.72      17,791,558

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $13.86       $13.95          46,622
   01/01/2006 to 12/31/2006               $13.95       $15.91          69,176
   01/01/2007 to 12/31/2007               $15.91       $15.51         102,616
   01/01/2008 to 12/31/2008               $15.51       $ 9.87          84,224
   01/01/2009 to 12/31/2009               $ 9.87       $11.35         219,916
   01/01/2010 to 12/31/2010               $11.35       $12.61         244,755
   01/01/2011 to 12/31/2011               $12.61       $12.75         209,194
   01/01/2012 to 05/04/2012               $12.75       $13.82               0

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02          13,140
   01/01/2006 to 12/31/2006               $10.02       $10.81       4,001,767
   01/01/2007 to 12/31/2007               $10.81       $11.51       8,342,773
   01/01/2008 to 12/31/2008               $11.51       $ 8.01      10,023,046
   01/01/2009 to 12/31/2009               $ 8.01       $ 9.64      10,231,854
   01/01/2010 to 12/31/2010               $ 9.64       $10.57       9,858,868
   01/01/2011 to 12/31/2011               $10.57       $10.19       9,887,331
   01/01/2012 to 12/31/2012               $10.19       $11.18       9,627,135

AST BLACKROCK VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $14.47       $15.16          24,769
   01/01/2006 to 12/31/2006               $15.16       $18.01          64,513
   01/01/2007 to 12/31/2007               $18.01       $17.79          82,988
   01/01/2008 to 12/31/2008               $17.79       $10.88          39,048
   01/01/2009 to 12/31/2009               $10.88       $12.56         115,499
   01/01/2010 to 12/31/2010               $12.56       $13.79         117,858
   01/01/2011 to 12/31/2011               $13.79       $13.39          96,602
   01/01/2012 to 12/31/2012               $13.39       $14.82          91,426

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/01/2010 to 12/31/2010               $ 9.60       $10.35             439
   01/01/2011 to 12/31/2011               $10.35       $11.07           1,237
   01/01/2012 to 12/31/2012               $11.07       $11.26               0

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.70               0
   01/01/2011 to 12/31/2011               $10.70       $11.63           2,278
   01/01/2012 to 12/31/2012               $11.63       $11.93           1,487

AST BOND PORTFOLIO 2018
   01/01/2010 to 12/31/2010               $ 9.65       $10.48               0
   01/01/2011 to 12/31/2011               $10.48       $11.61               0
   01/01/2012 to 12/31/2012               $11.61       $11.98               0

AST BOND PORTFOLIO 2019
   01/01/2010 to 12/31/2010               $ 9.56       $10.38               0
   01/01/2011 to 12/31/2011               $10.38       $11.75               0
   01/01/2012 to 12/31/2012               $11.75       $12.14           1,313

AST BOND PORTFOLIO 2020
   01/01/2010 to 12/31/2010               $ 9.24       $10.08               0
   01/01/2011 to 12/31/2011               $10.08       $11.67               0
   01/01/2012 to 12/31/2012               $11.67       $12.11               0

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.94               0
   01/01/2011 to 12/31/2011               $10.94       $12.85               0
   01/01/2012 to 12/31/2012               $12.85       $13.39               0

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.95               0
   01/01/2012 to 12/31/2012               $11.95       $12.34               0

AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012              $10.00       $10.34               0

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.00          16,971
   01/01/2006 to 12/31/2006               $10.00       $11.10      20,521,001
   01/01/2007 to 12/31/2007               $11.10       $11.88      38,450,981
   01/01/2008 to 12/31/2008               $11.88       $ 7.55      31,116,728
   01/01/2009 to 12/31/2009               $ 7.55       $ 9.23      29,319,246
   01/01/2010 to 12/31/2010               $ 9.23       $10.21      26,379,712
   01/01/2011 to 12/31/2011               $10.21       $ 9.73      24,143,441
   01/01/2012 to 12/31/2012               $ 9.73       $10.80      22,058,472

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $19.86       $20.89         49,397
   01/01/2006 to 12/31/2006               $20.89       $27.88         84,382
   01/01/2007 to 12/31/2007               $27.88       $21.78         61,759
   01/01/2008 to 12/31/2008               $21.78       $13.81         17,748
   01/01/2009 to 12/31/2009               $13.81       $17.78         39,068
   01/01/2010 to 12/31/2010               $17.78       $22.33         33,474
   01/01/2011 to 12/31/2011               $22.33       $23.23         25,211
   01/01/2012 to 12/31/2012               $23.23       $26.15         23,586

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $16.30         20,181
   01/01/2004 to 12/31/2004               $16.30       $19.58         95,514
   01/01/2005 to 12/31/2005               $19.58       $20.92        227,163
   01/01/2006 to 12/31/2006               $20.92       $23.05        272,241
   01/01/2007 to 12/31/2007               $23.05       $25.02        337,378
   01/01/2008 to 12/31/2008               $25.02       $13.65        211,869
   01/01/2009 to 12/31/2009               $13.65       $17.67        264,951
   01/01/2010 to 12/31/2010               $17.67       $22.87        224,992
   01/01/2011 to 12/31/2011               $22.87       $19.39        164,205
   01/01/2012 to 12/31/2012               $19.39       $22.72        147,852

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.70         69,435
   01/01/2004 to 12/31/2004               $12.70       $13.76        564,502
   01/01/2005 to 12/31/2005               $13.76       $14.07      1,367,534
   01/01/2006 to 12/31/2006               $14.07       $16.11      1,130,820
   01/01/2007 to 12/31/2007               $16.11       $16.52      1,101,906
   01/01/2008 to 12/31/2008               $16.52       $ 9.57        401,455
   01/01/2009 to 12/31/2009               $ 9.57       $11.13        778,721
   01/01/2010 to 12/31/2010               $11.13       $12.26        666,136
   01/01/2011 to 12/31/2011               $12.26       $11.31        360,168
   01/01/2012 to 12/31/2012               $11.31       $13.20        369,016

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.68         12,201
   01/01/2004 to 12/31/2004               $12.68       $14.39        124,672
   01/01/2005 to 12/31/2005               $14.39       $14.72        279,700
   01/01/2006 to 12/31/2006               $14.72       $15.27        238,489
   01/01/2007 to 12/31/2007               $15.27       $17.78        205,076
   01/01/2008 to 12/31/2008               $17.78       $10.28         22,556
   01/01/2009 to 12/31/2009               $10.28       $15.75         99,043
   01/01/2010 to 12/31/2010               $15.75       $18.43         94,647
   01/01/2011 to 12/31/2011               $18.43       $17.45         57,000
   01/01/2012 to 12/31/2012               $17.45       $20.37         54,654

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.28         32,626
   01/01/2004 to 12/31/2004               $13.28       $15.05        325,809
   01/01/2005 to 12/31/2005               $15.05       $17.12        679,350
   01/01/2006 to 12/31/2006               $17.12       $20.22        712,804
   01/01/2007 to 12/31/2007               $20.22       $23.49        855,005
   01/01/2008 to 12/31/2008               $23.49       $11.41        538,783
   01/01/2009 to 12/31/2009               $11.41       $15.07        664,878
   01/01/2010 to 12/31/2010               $15.07       $16.84        586,157
   01/01/2011 to 12/31/2011               $16.84       $14.31        416,752
   01/01/2012 to 12/31/2012               $14.31       $16.81        404,569

AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.79          1,767
   01/01/2004 to 12/31/2004               $12.79       $15.11         16,366
   01/01/2005 to 12/31/2005               $15.11       $16.77         38,769
   01/01/2006 to 12/31/2006               $16.77       $20.86        275,245
   01/01/2007 to 12/31/2007               $20.86       $23.98        491,747
   01/01/2008 to 12/31/2008               $23.98       $13.10        460,577
   01/01/2009 to 12/31/2009               $13.10       $16.69        440,216
   01/01/2010 to 12/31/2010               $16.69       $18.10        396,620
   01/01/2011 to 12/31/2011               $18.10       $15.45        332,717
   01/01/2012 to 12/31/2012               $15.45       $17.59        327,543

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.68         13,590
   01/01/2004 to 12/31/2004               $12.68       $14.49         38,292
   01/01/2005 to 12/31/2005               $14.49       $15.70        109,651
   01/01/2006 to 12/31/2006               $15.70       $18.82        139,284
   01/01/2007 to 12/31/2007               $18.82       $20.10        121,848
   01/01/2008 to 12/31/2008               $20.10       $11.50          5,521
   01/01/2009 to 12/31/2009               $11.50       $15.25         19,898
   01/01/2010 to 12/31/2010               $15.25       $15.95         15,820
   01/01/2011 to 12/31/2011               $15.95       $14.15          6,028
   01/01/2012 to 12/31/2012               $14.15       $16.83          6,958

AST LARGE-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.58            332
   01/01/2004 to 12/31/2004               $11.58       $13.05         37,159
   01/01/2005 to 12/31/2005               $13.05       $13.56         86,799
   01/01/2006 to 12/31/2006               $13.56       $15.68        871,822
   01/01/2007 to 12/31/2007               $15.68       $14.84      1,530,351
   01/01/2008 to 12/31/2008               $14.84       $ 8.48      1,717,935
   01/01/2009 to 12/31/2009               $ 8.48       $ 9.88      1,503,133
   01/01/2010 to 12/31/2010               $ 9.88       $10.91      1,340,257
   01/01/2011 to 12/31/2011               $10.91       $10.20      1,124,133
   01/01/2012 to 12/31/2012               $10.20       $11.64      1,093,570

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.85         28,346
   01/01/2004 to 12/31/2004               $11.85       $12.42        155,764
   01/01/2005 to 12/31/2005               $12.42       $12.27        465,230
   01/01/2006 to 12/31/2006               $12.27       $13.15        414,839
   01/01/2007 to 12/31/2007               $13.15       $13.61        285,389
   01/01/2008 to 12/31/2008               $13.61       $10.19         22,158
   01/01/2009 to 12/31/2009               $10.19       $13.39        101,331
   01/01/2010 to 12/31/2010               $13.39       $14.83         84,140
   01/01/2011 to 12/31/2011               $14.83       $15.94         32,239
   01/01/2012 to 12/31/2012               $15.94       $16.48         31,376

AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.23         70,776
   01/01/2004 to 12/31/2004               $12.23       $13.80        578,919
   01/01/2005 to 12/31/2005               $13.80       $14.39      1,322,888
   01/01/2006 to 12/31/2006               $14.39       $15.06      1,850,986
   01/01/2007 to 12/31/2007               $15.06       $16.90      2,418,869
   01/01/2008 to 12/31/2008               $16.90       $ 9.29      1,680,683
   01/01/2009 to 12/31/2009               $ 9.29       $11.77      1,848,746
   01/01/2010 to 12/31/2010               $11.77       $13.76      1,586,546
   01/01/2011 to 12/31/2011               $13.76       $13.30      1,154,406
   01/01/2012 to 12/31/2012               $13.30       $14.58      1,053,397

AST MFS GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.35         10,550
   01/01/2004 to 12/31/2004               $11.35       $12.26         52,718
   01/01/2005 to 12/31/2005               $12.26       $12.72        212,707
   01/01/2006 to 12/31/2006               $12.72       $13.62        200,801
   01/01/2007 to 12/31/2007               $13.62       $15.30        170,640
   01/01/2008 to 12/31/2008               $15.30       $ 9.51        111,688
   01/01/2009 to 12/31/2009               $ 9.51       $11.54        279,229
   01/01/2010 to 12/31/2010               $11.54       $12.70        285,023
   01/01/2011 to 12/31/2011               $12.70       $12.32        235,259
   01/01/2012 to 12/31/2012               $12.32       $14.08        221,153

AST MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005               $14.98       $15.41         18,056
   01/01/2006 to 12/31/2006               $15.41       $17.19         19,757
   01/01/2007 to 12/31/2007               $17.19       $17.23         28,654
   01/01/2008 to 12/31/2008               $17.23       $10.41         62,572
   01/01/2009 to 12/31/2009               $10.41       $14.11         69,262
   01/01/2010 to 12/31/2010               $14.11       $17.02         63,846
   01/01/2011 to 12/31/2011               $17.02       $16.04         60,686
   01/01/2012 to 12/31/2012               $16.04       $18.53         59,964

AST MONEY MARKET PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $ 9.80        149,705
   01/01/2004 to 12/31/2004               $ 9.80       $ 9.65        432,144
   01/01/2005 to 12/31/2005               $ 9.65       $ 9.68      1,112,865
   01/01/2006 to 12/31/2006               $ 9.68       $ 9.88        777,755
   01/01/2007 to 12/31/2007               $ 9.88       $10.11      1,331,062
   01/01/2008 to 12/31/2008               $10.11       $10.12      1,352,613
   01/01/2009 to 12/31/2009               $10.12       $ 9.90      3,646,303
   01/01/2010 to 12/31/2010               $ 9.90       $ 9.66      1,560,180
   01/01/2011 to 12/31/2011               $ 9.66       $ 9.43        767,860
   01/01/2012 to 12/31/2012               $ 9.43       $ 9.21        829,333

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.27         21,843
   01/01/2004 to 12/31/2004               $13.27       $15.91        154,749
   01/01/2005 to 12/31/2005               $15.91       $17.40        325,521
   01/01/2006 to 12/31/2006               $17.40       $18.81        305,380
   01/01/2007 to 12/31/2007               $18.81       $18.93        291,027
   01/01/2008 to 12/31/2008               $18.93       $10.67         11,886
   01/01/2009 to 12/31/2009               $10.67       $14.65         92,979
   01/01/2010 to 12/31/2010               $14.65       $17.65         65,720
   01/01/2011 to 12/31/2011               $17.65       $16.79         21,418
   01/01/2012 to 12/31/2012               $16.79       $19.20         24,345

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $13.83       $15.20        107,424
   01/01/2006 to 12/31/2006               $15.20       $16.92        115,940
   01/01/2007 to 12/31/2007               $16.92       $20.18        139,590
   01/01/2008 to 12/31/2008               $20.18       $11.19         38,578
   01/01/2009 to 12/31/2009               $11.19       $14.18         35,488
   01/01/2010 to 12/31/2010               $14.18       $17.80         30,731
   01/01/2011 to 12/31/2011               $17.80       $17.67         17,416
   01/01/2012 to 12/31/2012               $17.67       $19.38         18,751

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.98          3,753
   01/01/2004 to 12/31/2004               $13.98       $14.94         18,825
   01/01/2005 to 12/31/2005               $14.94       $14.63         28,321
   01/01/2006 to 12/31/2006               $14.63       $15.39         30,263
   01/01/2007 to 12/31/2007               $15.39       $17.83         33,041
   01/01/2008 to 12/31/2008               $17.83       $10.00            256
   01/01/2009 to 12/31/2009               $10.00       $11.96          5,812
   01/01/2010 to 12/31/2010               $11.96       $14.04          6,543
   01/01/2011 to 04/29/2011               $14.04       $15.71              0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $10.16         35,430
   01/01/2004 to 12/31/2004               $10.16       $10.12        301,108
   01/01/2005 to 12/31/2005               $10.12       $10.04      1,095,565
   01/01/2006 to 12/31/2006               $10.04       $10.17      1,341,592
   01/01/2007 to 12/31/2007               $10.17       $10.60      1,570,063
   01/01/2008 to 12/31/2008               $10.60       $10.46        592,710
   01/01/2009 to 12/31/2009               $10.46       $11.26        669,201
   01/01/2010 to 12/31/2010               $11.26       $11.41        651,501
   01/01/2011 to 12/31/2011               $11.41       $11.39        501,665
   01/01/2012 to 12/31/2012               $11.39       $11.64        511,927

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $10.45         119,982
   01/01/2004 to 12/31/2004               $10.45       $10.70         476,033
   01/01/2005 to 12/31/2005               $10.70       $10.71         420,795
   01/01/2006 to 12/31/2006               $10.71       $10.84       2,181,127
   01/01/2007 to 12/31/2007               $10.84       $11.46       3,832,171
   01/01/2008 to 12/31/2008               $11.46       $10.93       2,193,275
   01/01/2009 to 12/31/2009               $10.93       $12.43       2,317,678
   01/01/2010 to 12/31/2010               $12.43       $13.07       2,549,857
   01/01/2011 to 12/31/2011               $13.07       $13.16       2,303,948
   01/01/2012 to 12/31/2012               $13.16       $14.04       2,297,207

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03               0
   01/01/2006 to 12/31/2006               $10.03       $10.57       1,499,884
   01/01/2007 to 12/31/2007               $10.57       $11.22       3,925,955
   01/01/2008 to 12/31/2008               $11.22       $ 8.81      10,704,894
   01/01/2009 to 12/31/2009               $ 8.81       $10.33      11,458,452
   01/01/2010 to 12/31/2010               $10.33       $11.14      11,581,634
   01/01/2011 to 12/31/2011               $11.14       $10.98      12,118,723
   01/01/2012 to 12/31/2012               $10.98       $11.83      11,679,502

AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.43           4,691
   01/01/2004 to 12/31/2004               $13.43       $12.19          23,253
   01/01/2005 to 12/31/2005               $12.19       $12.08          34,896
   01/01/2006 to 12/31/2006               $12.08       $13.28         184,362
   01/01/2007 to 12/31/2007               $13.28       $13.88         319,309
   01/01/2008 to 12/31/2008               $13.88       $ 8.81         286,461
   01/01/2009 to 12/31/2009               $ 8.81       $11.51         249,236
   01/01/2010 to 12/31/2010               $11.51       $15.33         203,569
   01/01/2011 to 12/31/2011               $15.33       $14.81         159,446
   01/01/2012 to 12/31/2012               $14.81       $16.22         132,112

AST SMALL-CAP VALUE PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $13.35          34,978
   01/01/2004 to 12/31/2004               $13.35       $15.17         166,852
   01/01/2005 to 12/31/2005               $15.17       $15.80         417,154
   01/01/2006 to 12/31/2006               $15.80       $18.51         522,079
   01/01/2007 to 12/31/2007               $18.51       $17.05         695,175
   01/01/2008 to 12/31/2008               $17.05       $11.69         443,446
   01/01/2009 to 12/31/2009               $11.69       $14.49         510,077
   01/01/2010 to 12/31/2010               $14.49       $17.82         437,771
   01/01/2011 to 12/31/2011               $17.82       $16.36         325,297
   01/01/2012 to 12/31/2012               $16.36       $18.86         301,905

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $12.62         10,893
   01/01/2004 to 12/31/2004               $12.62       $14.03         49,912
   01/01/2005 to 12/31/2005               $14.03       $14.45         88,839
   01/01/2006 to 12/31/2006               $14.45       $17.11        733,091
   01/01/2007 to 12/31/2007               $17.11       $16.10      1,285,924
   01/01/2008 to 12/31/2008               $16.10       $ 9.13      1,259,992
   01/01/2009 to 12/31/2009               $ 9.13       $11.03      1,133,149
   01/01/2010 to 12/31/2010               $11.03       $12.20      1,034,301
   01/01/2011 to 12/31/2011               $12.20       $11.71        876,114
   01/01/2012 to 12/31/2012               $11.71       $13.40        832,513

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.35         12,591
   01/01/2004 to 12/31/2004               $11.35       $12.04        137,089
   01/01/2005 to 12/31/2005               $12.04       $11.22        331,045
   01/01/2006 to 12/31/2006               $11.22       $11.64        323,151
   01/01/2007 to 12/31/2007               $11.64       $12.45        374,975
   01/01/2008 to 12/31/2008               $12.45       $11.86          8,768
   01/01/2009 to 12/31/2009               $11.86       $12.98         96,586
   01/01/2010 to 12/31/2010               $12.98       $13.39         69,359
   01/01/2011 to 12/31/2011               $13.39       $13.61         20,025
   01/01/2012 to 12/31/2012               $13.61       $13.98         29,496

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2003 to 12/31/2003                   --       $11.27          8,067
   01/01/2004 to 12/31/2004               $11.27       $11.63         15,562
   01/01/2005 to 12/31/2005               $11.63       $13.22         41,142
   01/01/2006 to 12/31/2006               $13.22       $13.63        919,208
   01/01/2007 to 12/31/2007               $13.63       $14.40      1,769,228
   01/01/2008 to 12/31/2008               $14.40       $ 8.35      1,830,240
   01/01/2009 to 12/31/2009               $ 8.35       $12.50      1,633,068
   01/01/2010 to 12/31/2010               $12.50       $14.13      1,380,159
   01/01/2011 to 12/31/2011               $14.13       $13.56      1,108,753
   01/01/2012 to 12/31/2012               $13.56       $15.56        923,522

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.97        509,680
   01/01/2008 to 12/31/2008               $ 9.97       $ 9.22      1,371,484
   01/01/2009 to 12/31/2009               $ 9.22       $10.05      1,283,759
   01/01/2010 to 12/31/2010               $10.05       $10.57        910,184
   01/01/2011 to 12/31/2011               $10.57       $10.94        734,492
   01/01/2012 to 12/31/2012               $10.94       $11.52        643,785

EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2003 to 12/31/2003                   --       $12.71          1,395
   01/01/2004 to 12/31/2004               $12.71       $14.78          7,362
   01/01/2005 to 12/31/2005               $14.78       $16.74         21,181
   01/01/2006 to 12/31/2006               $16.74       $20.12         32,343
   01/01/2007 to 12/31/2007               $20.12       $22.58         49,950
   01/01/2008 to 12/31/2008               $22.58       $12.89            770
   01/01/2009 to 12/31/2009               $12.89       $14.59          8,114
   01/01/2010 to 07/16/2010               $14.59       $13.80              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA OMEGA FUND
   01/01/2003 to 12/31/2003                   --       $13.13        1,855
   01/01/2004 to 12/31/2004               $13.13       $13.74        3,028
   01/01/2005 to 12/31/2005               $13.74       $13.93        4,390
   01/01/2006 to 12/31/2006               $13.93       $14.41        6,159
   01/01/2007 to 12/31/2007               $14.41       $15.74        5,954
   01/01/2008 to 12/31/2008               $15.74       $11.19          381
   01/01/2009 to 12/31/2009               $11.19       $15.72        3,291
   01/01/2010 to 07/16/2010               $15.72       $14.62            0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $13.82       $16.65        1,791
   01/01/2011 to 12/31/2011               $16.65       $14.18          241
   01/01/2012 to 12/31/2012               $14.18       $15.73          319

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $14.62       $18.38        2,813
   01/01/2011 to 12/31/2011               $18.38       $16.98        1,868
   01/01/2012 to 12/31/2012               $16.98       $20.01        2,716



* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (2.45%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $12.18      2,443,141
   01/01/2010 to 12/31/2010               $12.18       $13.31      3,949,179
   01/01/2011 to 12/31/2011               $13.31       $12.64      2,931,866
   01/01/2012 to 12/31/2012               $12.64       $13.88      3,095,464

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.08       $12.43         61,861
   01/01/2010 to 12/31/2010               $12.43       $13.80         95,348
   01/01/2011 to 12/31/2011               $13.80       $13.95         87,099
   01/01/2012 to 05/04/2012               $13.95       $15.11              0

AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $12.01      2,769,807
   01/01/2010 to 12/31/2010               $12.01       $13.16      4,171,056
   01/01/2011 to 12/31/2011               $13.16       $12.68      3,413,824
   01/01/2012 to 12/31/2012               $12.68       $13.91      3,719,137

AST BLACKROCK VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.10       $12.72        115,228
   01/01/2010 to 12/31/2010               $12.72       $13.96        165,907
   01/01/2011 to 12/31/2011               $13.96       $13.55        153,332
   01/01/2012 to 12/31/2012               $13.55       $14.99        135,537

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.04       $12.28      2,987,900
   01/01/2010 to 12/31/2010               $12.28       $13.58      4,481,134
   01/01/2011 to 12/31/2011               $13.58       $12.93      3,050,077
   01/01/2012 to 12/31/2012               $12.93       $14.34      3,527,961

AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.61       $14.47         21,220
   01/01/2010 to 12/31/2010               $14.47       $18.17         78,297
   01/01/2011 to 12/31/2011               $18.17       $18.89         68,471
   01/01/2012 to 12/31/2012               $18.89       $21.26         67,908

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $12.95          83,923
   01/01/2010 to 12/31/2010               $12.95       $16.74          69,225
   01/01/2011 to 12/31/2011               $16.74       $14.19         111,609
   01/01/2012 to 12/31/2012               $14.19       $16.62         170,989

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.12       $12.17          75,569
   01/01/2010 to 12/31/2010               $12.17       $13.40         137,164
   01/01/2011 to 12/31/2011               $13.40       $12.36          91,047
   01/01/2012 to 12/31/2012               $12.36       $14.42         112,381

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.06       $13.45         235,589
   01/01/2010 to 12/31/2010               $13.45       $15.72         440,042
   01/01/2011 to 12/31/2011               $15.72       $14.88         254,658
   01/01/2012 to 12/31/2012               $14.88       $17.36         299,390

AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.14       $13.24          61,190
   01/01/2010 to 12/31/2010               $13.24       $14.78         114,002
   01/01/2011 to 12/31/2011               $14.78       $12.56          75,035
   01/01/2012 to 12/31/2012               $12.56       $14.75          82,693

AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.12       $13.07          49,463
   01/01/2010 to 12/31/2010               $13.07       $14.16         140,823
   01/01/2011 to 12/31/2011               $14.16       $12.08          92,030
   01/01/2012 to 12/31/2012               $12.08       $13.75         112,024

AST INVESTMENT GRADE BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $10.82               0
   01/01/2010 to 12/31/2010               $10.82       $11.69          77,776
   01/01/2011 to 12/31/2011               $11.69       $12.83      10,513,694
   01/01/2012 to 12/31/2012               $12.83       $13.69       4,902,955

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009               $10.13       $13.55         201,691
   01/01/2010 to 12/31/2010               $13.55       $14.17         337,387
   01/01/2011 to 12/31/2011               $14.17       $12.56         228,979
   01/01/2012 to 12/31/2012               $12.56       $14.93         249,160

AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.06       $12.70          46,704
   01/01/2010 to 12/31/2010               $12.70       $14.02          58,656
   01/01/2011 to 12/31/2011               $14.02       $13.10          41,926
   01/01/2012 to 12/31/2012               $13.10       $14.94          39,728

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009               $10.03       $12.05        96,778
   01/01/2010 to 12/31/2010               $12.05       $13.33       144,043
   01/01/2011 to 12/31/2011               $13.33       $14.33       212,784
   01/01/2012 to 12/31/2012               $14.33       $14.81       262,609

AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.01       $12.68       132,749
   01/01/2010 to 12/31/2010               $12.68       $14.82       244,736
   01/01/2011 to 12/31/2011               $14.82       $14.32       174,151
   01/01/2012 to 12/31/2012               $14.32       $15.68       164,561

AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.03       $12.12       137,082
   01/01/2010 to 12/31/2010               $12.12       $13.33       212,508
   01/01/2011 to 12/31/2011               $13.33       $12.93       145,330
   01/01/2012 to 12/31/2012               $12.93       $14.77       150,949

AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $13.20        75,379
   01/01/2010 to 12/31/2010               $13.20       $15.91       137,053
   01/01/2011 to 12/31/2011               $15.91       $14.99        95,278
   01/01/2012 to 12/31/2012               $14.99       $17.31        99,192

AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009               $10.00       $ 9.84       534,643
   01/01/2010 to 12/31/2010               $ 9.84       $ 9.60       722,156
   01/01/2011 to 12/31/2011               $ 9.60       $ 9.37       650,694
   01/01/2012 to 12/31/2012               $ 9.37       $ 9.14       709,894

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $10.13       $13.68        57,122
   01/01/2010 to 12/31/2010               $13.68       $16.47       137,131
   01/01/2011 to 12/31/2011               $16.47       $15.67        98,601
   01/01/2012 to 12/31/2012               $15.67       $17.91        83,761

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $12.33        38,133
   01/01/2010 to 12/31/2010               $12.33       $15.48       103,428
   01/01/2011 to 12/31/2011               $15.48       $15.35        88,711
   01/01/2012 to 12/31/2012               $15.35       $16.83        91,855

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.93       $12.04        49,314
   01/01/2010 to 12/31/2010               $12.04       $14.12        97,356
   01/01/2011 to 04/29/2011               $14.12       $15.80             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $10.46        218,191
   01/01/2010 to 12/31/2010               $10.46       $10.60        494,017
   01/01/2011 to 12/31/2011               $10.60       $10.57        438,828
   01/01/2012 to 12/31/2012               $10.57       $10.80        465,625

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $11.02      2,350,903
   01/01/2010 to 12/31/2010               $11.02       $11.58      4,777,220
   01/01/2011 to 12/31/2011               $11.58       $11.66      3,685,504
   01/01/2012 to 12/31/2012               $11.66       $12.43      4,405,066

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $11.58      3,351,135
   01/01/2010 to 12/31/2010               $11.58       $12.49      4,703,974
   01/01/2011 to 12/31/2011               $12.49       $12.30      3,873,239
   01/01/2012 to 12/31/2012               $12.30       $13.25      4,009,825

AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $10.01       $13.10         50,705
   01/01/2010 to 12/31/2010               $13.10       $17.43        138,778
   01/01/2011 to 12/31/2011               $17.43       $16.84        100,627
   01/01/2012 to 12/31/2012               $16.84       $18.43         73,529

AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.98       $12.91         36,288
   01/01/2010 to 12/31/2010               $12.91       $15.87         74,369
   01/01/2011 to 12/31/2011               $15.87       $14.55         47,102
   01/01/2012 to 12/31/2012               $14.55       $16.77         57,425

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009               $10.10       $12.87         40,037
   01/01/2010 to 12/31/2010               $12.87       $14.22         70,046
   01/01/2011 to 12/31/2011               $14.22       $13.64         66,528
   01/01/2012 to 12/31/2012               $13.64       $15.60         69,317

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $10.02       $11.08        174,116
   01/01/2010 to 12/31/2010               $11.08       $11.43        296,195
   01/01/2011 to 12/31/2011               $11.43       $11.61        235,612
   01/01/2012 to 12/31/2012               $11.61       $11.91        254,272

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $13.13        183,514
   01/01/2010 to 12/31/2010               $13.13       $14.83        316,786
   01/01/2011 to 12/31/2011               $14.83       $14.22        215,988
   01/01/2012 to 12/31/2012               $14.22       $16.31        278,296

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.99       $10.73       406,240
   01/01/2010 to 12/31/2010               $10.73       $11.28       671,704
   01/01/2011 to 12/31/2011               $11.28       $11.67       540,443
   01/01/2012 to 12/31/2012               $11.67       $12.28       666,781

EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009               $10.05       $12.70         3,875
   01/01/2010 to 07/16/2010               $12.70       $12.02             0

EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009               $ 9.89       $12.81         1,263
   01/01/2010 to 07/16/2010               $12.81       $11.91             0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $12.03       $14.49         4,743
   01/01/2011 to 12/31/2011               $14.49       $12.33         3,833
   01/01/2012 to 12/31/2012               $12.33       $13.67         3,661

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $11.91       $14.97         6,279
   01/01/2011 to 12/31/2011               $14.97       $13.82         5,270
   01/01/2012 to 12/31/2012               $13.82       $16.28         5,231



* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH ANY ONE OF HAV OR EBP & LT5 OR GMWB, HAV & EBP OR WITH ANY ONE COMBO 5% OR HDV AND GMWB OR COMBO 5%/HAV AND HD GRO/GRO PLUS 2008 OR HAV, EBP AND HD GRO OR HD GRO 60 BPS AND HAV OR GRO PLUS 2008 60 BPS
                                AND HAV (2.50%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01         769,273
   01/01/2006 to 12/31/2006               $10.01       $10.91       7,709,270
   01/01/2007 to 12/31/2007               $10.91       $11.61      13,424,715
   01/01/2008 to 12/31/2008               $11.61       $ 7.72       9,794,274
   01/01/2009 to 12/31/2009               $ 7.72       $ 9.36       9,176,774
   01/01/2010 to 12/31/2010               $ 9.36       $10.22       9,120,739
   01/01/2011 to 12/31/2011               $10.22       $ 9.70       8,340,337
   01/01/2012 to 12/31/2012               $ 9.70       $10.64       7,854,561

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $11.89       $11.96          15,334
   01/01/2006 to 12/31/2006               $11.96       $13.63           9,301
   01/01/2007 to 12/31/2007               $13.63       $13.27          11,829
   01/01/2008 to 12/31/2008               $13.27       $ 8.44          13,191
   01/01/2009 to 12/31/2009               $ 8.44       $ 9.69          46,726
   01/01/2010 to 12/31/2010               $ 9.69       $10.76          84,696
   01/01/2011 to 12/31/2011               $10.76       $10.87          74,554
   01/01/2012 to 05/04/2012               $10.87       $11.77               0

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02          70,575
   01/01/2006 to 12/31/2006               $10.02       $10.80       1,746,072
   01/01/2007 to 12/31/2007               $10.80       $11.49       4,458,693
   01/01/2008 to 12/31/2008               $11.49       $ 7.98       4,321,571
   01/01/2009 to 12/31/2009               $ 7.98       $ 9.60       4,400,120
   01/01/2010 to 12/31/2010               $ 9.60       $10.51       4,724,825
   01/01/2011 to 12/31/2011               $10.51       $10.12       4,223,929
   01/01/2012 to 12/31/2012               $10.12       $11.10       4,042,723

AST BLACKROCK VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $12.48       $13.06          20,481
   01/01/2006 to 12/31/2006               $13.06       $15.50          24,606
   01/01/2007 to 12/31/2007               $15.50       $15.29          33,434
   01/01/2008 to 12/31/2008               $15.29       $ 9.35          36,417
   01/01/2009 to 12/31/2009               $ 9.35       $10.78          41,463
   01/01/2010 to 12/31/2010               $10.78       $11.82          59,090
   01/01/2011 to 12/31/2011               $11.82       $11.47          41,624
   01/01/2012 to 12/31/2012               $11.47       $12.68          43,114

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008              $10.00       $11.22        656,950
   01/01/2009 to 12/31/2009               $11.22       $10.90        730,606
   01/01/2010 to 12/31/2010               $10.90       $11.63        523,261
   01/01/2011 to 12/31/2011               $11.63       $12.06        473,027
   01/01/2012 to 12/31/2012               $12.06       $12.11        273,008

AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009              $10.00       $ 9.31         93,200
   01/01/2010 to 12/31/2010               $ 9.31       $10.04        113,300
   01/01/2011 to 12/31/2011               $10.04       $10.73        207,529
   01/01/2012 to 12/31/2012               $10.73       $10.90         84,845

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.69        409,544
   01/01/2011 to 12/31/2011               $10.69       $11.61      1,362,227
   01/01/2012 to 12/31/2012               $11.61       $11.90      1,076,135

AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008              $10.00       $11.96        616,319
   01/01/2009 to 12/31/2009               $11.96       $10.95        702,534
   01/01/2010 to 12/31/2010               $10.95       $11.87        463,157
   01/01/2011 to 12/31/2011               $11.87       $13.15      1,874,973
   01/01/2012 to 12/31/2012               $13.15       $13.55      1,622,917

AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008              $10.00       $12.02        407,383
   01/01/2009 to 12/31/2009               $12.02       $10.82        397,542
   01/01/2010 to 12/31/2010               $10.82       $11.75        376,845
   01/01/2011 to 12/31/2011               $11.75       $13.28        299,580
   01/01/2012 to 12/31/2012               $13.28       $13.71        475,183

AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009              $10.00       $ 8.73         26,973
   01/01/2010 to 12/31/2010               $ 8.73       $ 9.52        158,180
   01/01/2011 to 12/31/2011               $ 9.52       $11.01         30,219
   01/01/2012 to 12/31/2012               $11.01       $11.41          7,531

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.93        234,930
   01/01/2011 to 12/31/2011               $10.93       $12.82      1,098,426
   01/01/2012 to 12/31/2012               $12.82       $13.35        611,783

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.94         643,997
   01/01/2012 to 12/31/2012               $11.94       $12.32         881,024

AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012              $10.00       $10.32         299,031

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.00       1,368,846
   01/01/2006 to 12/31/2006               $10.00       $11.08      12,654,379
   01/01/2007 to 12/31/2007               $11.08       $11.86      24,127,022
   01/01/2008 to 12/31/2008               $11.86       $ 7.52      16,392,108
   01/01/2009 to 12/31/2009               $ 7.52       $ 9.19      15,447,384
   01/01/2010 to 12/31/2010               $ 9.19       $10.16      15,150,836
   01/01/2011 to 12/31/2011               $10.16       $ 9.67      13,177,505
   01/01/2012 to 12/31/2012               $ 9.67       $10.72      12,380,743

AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $14.99       $15.76          20,509
   01/01/2006 to 12/31/2006               $15.76       $21.01          34,372
   01/01/2007 to 12/31/2007               $21.01       $16.40          20,153
   01/01/2008 to 12/31/2008               $16.40       $10.38          35,655
   01/01/2009 to 12/31/2009               $10.38       $13.36          36,560
   01/01/2010 to 12/31/2010               $13.36       $16.76         147,356
   01/01/2011 to 12/31/2011               $16.76       $17.42          77,620
   01/01/2012 to 12/31/2012               $17.42       $19.59          65,451

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $12.64          53,866
   01/01/2005 to 12/31/2005               $12.64       $13.49         565,771
   01/01/2006 to 12/31/2006               $13.49       $14.85         447,606
   01/01/2007 to 12/31/2007               $14.85       $16.10         364,297
   01/01/2008 to 12/31/2008               $16.10       $ 8.77         349,875
   01/01/2009 to 12/31/2009               $ 8.77       $11.35         309,404
   01/01/2010 to 12/31/2010               $11.35       $14.67         247,426
   01/01/2011 to 12/31/2011               $14.67       $12.43         239,050
   01/01/2012 to 12/31/2012               $12.43       $14.55         204,434

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.50         228,955
   01/01/2005 to 12/31/2005               $11.50       $11.75       2,705,503
   01/01/2006 to 12/31/2006               $11.75       $13.43       1,822,699
   01/01/2007 to 12/31/2007               $13.43       $13.76       1,543,446
   01/01/2008 to 12/31/2008               $13.76       $ 7.96       1,454,713
   01/01/2009 to 12/31/2009               $ 7.96       $ 9.25       1,405,920
   01/01/2010 to 12/31/2010               $ 9.25       $10.18       1,247,404
   01/01/2011 to 12/31/2011               $10.18       $ 9.38       1,058,858
   01/01/2012 to 12/31/2012               $ 9.38       $10.94         924,888

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.91         33,665
   01/01/2005 to 12/31/2005               $11.91       $12.17        369,860
   01/01/2006 to 12/31/2006               $12.17       $12.61        271,316
   01/01/2007 to 12/31/2007               $12.61       $14.67        213,414
   01/01/2008 to 12/31/2008               $14.67       $ 8.47        183,064
   01/01/2009 to 12/31/2009               $ 8.47       $12.97        150,660
   01/01/2010 to 12/31/2010               $12.97       $15.15        182,054
   01/01/2011 to 12/31/2011               $15.15       $14.34        122,494
   01/01/2012 to 12/31/2012               $14.34       $16.72        103,332

AST INTERNATIONAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.94        135,829
   01/01/2005 to 12/31/2005               $11.94       $13.57      1,293,920
   01/01/2006 to 12/31/2006               $13.57       $16.00        963,415
   01/01/2007 to 12/31/2007               $16.00       $18.57        790,932
   01/01/2008 to 12/31/2008               $18.57       $ 9.01        833,518
   01/01/2009 to 12/31/2009               $ 9.01       $11.89        703,197
   01/01/2010 to 12/31/2010               $11.89       $13.27        620,533
   01/01/2011 to 12/31/2011               $13.27       $11.27        575,086
   01/01/2012 to 12/31/2012               $11.27       $13.22        499,560

AST INTERNATIONAL VALUE PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $12.70          5,736
   01/01/2005 to 12/31/2005               $12.70       $14.09         43,459
   01/01/2006 to 12/31/2006               $14.09       $17.51        121,348
   01/01/2007 to 12/31/2007               $17.51       $20.10        187,309
   01/01/2008 to 12/31/2008               $20.10       $10.98        182,276
   01/01/2009 to 12/31/2009               $10.98       $13.97        149,754
   01/01/2010 to 12/31/2010               $13.97       $15.13        125,806
   01/01/2011 to 12/31/2011               $15.13       $12.90        105,132
   01/01/2012 to 12/31/2012               $12.90       $14.67        105,231

AST INVESTMENT GRADE BOND PORTFOLIO
   06/30/2008* to 12/31/2008              $10.01       $10.89              0
   01/01/2009 to 12/31/2009               $10.89       $11.82              0
   01/01/2010 to 12/31/2010               $11.82       $12.77              0
   01/01/2011 to 12/31/2011               $12.77       $14.00              0
   01/01/2012 to 12/31/2012               $14.00       $14.93              0

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $12.32         20,718
   01/01/2005 to 12/31/2005               $12.32       $13.34        106,225
   01/01/2006 to 12/31/2006               $13.34       $15.97         82,946
   01/01/2007 to 12/31/2007               $15.97       $17.04         77,659
   01/01/2008 to 12/31/2008               $17.04       $ 9.74         79,562
   01/01/2009 to 12/31/2009               $ 9.74       $12.90        122,994
   01/01/2010 to 12/31/2010               $12.90       $13.48         76,401
   01/01/2011 to 12/31/2011               $13.48       $11.94         46,934
   01/01/2012 to 12/31/2012               $11.94       $14.19         42,000

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST LARGE-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.75         23,032
   01/01/2005 to 12/31/2005               $11.75       $12.19        143,888
   01/01/2006 to 12/31/2006               $12.19       $14.08        350,356
   01/01/2007 to 12/31/2007               $14.08       $13.32        519,815
   01/01/2008 to 12/31/2008               $13.32       $ 7.60        548,258
   01/01/2009 to 12/31/2009               $ 7.60       $ 8.85        472,453
   01/01/2010 to 12/31/2010               $ 8.85       $ 9.76        410,002
   01/01/2011 to 12/31/2011               $ 9.76       $ 9.12        338,670
   01/01/2012 to 12/31/2012               $ 9.12       $10.39        315,714

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $10.88         85,669
   01/01/2005 to 12/31/2005               $10.88       $10.73        725,723
   01/01/2006 to 12/31/2006               $10.73       $11.49        538,793
   01/01/2007 to 12/31/2007               $11.49       $11.88        442,880
   01/01/2008 to 12/31/2008               $11.88       $ 8.89        353,757
   01/01/2009 to 12/31/2009               $ 8.89       $11.67        366,511
   01/01/2010 to 12/31/2010               $11.67       $12.91        283,670
   01/01/2011 to 12/31/2011               $12.91       $13.86        228,888
   01/01/2012 to 12/31/2012               $13.86       $14.32        234,277

AST MARSICO CAPITAL GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.61        263,104
   01/01/2005 to 12/31/2005               $11.61       $12.09      2,709,441
   01/01/2006 to 12/31/2006               $12.09       $12.64      2,285,303
   01/01/2007 to 12/31/2007               $12.64       $14.17      1,988,621
   01/01/2008 to 12/31/2008               $14.17       $ 7.78      1,923,113
   01/01/2009 to 12/31/2009               $ 7.78       $ 9.85      1,708,321
   01/01/2010 to 12/31/2010               $ 9.85       $11.50      1,431,391
   01/01/2011 to 12/31/2011               $11.50       $11.11      1,187,254
   01/01/2012 to 12/31/2012               $11.11       $12.16      1,061,600

AST MFS GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.00         33,939
   01/01/2005 to 12/31/2005               $11.00       $11.41        282,113
   01/01/2006 to 12/31/2006               $11.41       $12.20        201,367
   01/01/2007 to 12/31/2007               $12.20       $13.69        156,590
   01/01/2008 to 12/31/2008               $13.69       $ 8.50        146,312
   01/01/2009 to 12/31/2009               $ 8.50       $10.30        156,138
   01/01/2010 to 12/31/2010               $10.30       $11.33        151,020
   01/01/2011 to 12/31/2011               $11.33       $10.98        104,267
   01/01/2012 to 12/31/2012               $10.98       $12.54        118,503

AST MID-CAP VALUE PORTFOLIO
   01/01/2005 to 12/31/2005               $12.11       $12.45         10,096
   01/01/2006 to 12/31/2006               $12.45       $13.87          8,659
   01/01/2007 to 12/31/2007               $13.87       $13.89         13,084
   01/01/2008 to 12/31/2008               $13.89       $ 8.38         34,218
   01/01/2009 to 12/31/2009               $ 8.38       $11.35         33,244
   01/01/2010 to 12/31/2010               $11.35       $13.67         61,093
   01/01/2011 to 12/31/2011               $13.67       $12.87         43,836
   01/01/2012 to 12/31/2012               $12.87       $14.86         41,702

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MONEY MARKET PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $ 9.79         61,321
   01/01/2005 to 12/31/2005               $ 9.79       $ 9.81        668,385
   01/01/2006 to 12/31/2006               $ 9.81       $10.00        326,626
   01/01/2007 to 12/31/2007               $10.00       $10.23        858,633
   01/01/2008 to 12/31/2008               $10.23       $10.22      1,415,779
   01/01/2009 to 12/31/2009               $10.22       $ 9.99      1,054,612
   01/01/2010 to 12/31/2010               $ 9.99       $ 9.74        306,725
   01/01/2011 to 12/31/2011               $ 9.74       $ 9.50        349,258
   01/01/2012 to 12/31/2012               $ 9.50       $ 9.26        230,945

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $12.97         95,076
   01/01/2005 to 12/31/2005               $12.97       $14.18        576,056
   01/01/2006 to 12/31/2006               $14.18       $15.31        426,677
   01/01/2007 to 12/31/2007               $15.31       $15.40        354,002
   01/01/2008 to 12/31/2008               $15.40       $ 8.67        309,446
   01/01/2009 to 12/31/2009               $ 8.67       $11.89        263,430
   01/01/2010 to 12/31/2010               $11.89       $14.31        277,336
   01/01/2011 to 12/31/2011               $14.31       $13.60        200,064
   01/01/2012 to 12/31/2012               $13.60       $15.53        172,471

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $11.79       $12.95         41,730
   01/01/2006 to 12/31/2006               $12.95       $14.40         39,249
   01/01/2007 to 12/31/2007               $14.40       $17.16         43,581
   01/01/2008 to 12/31/2008               $17.16       $ 9.50         40,390
   01/01/2009 to 12/31/2009               $ 9.50       $12.03         39,719
   01/01/2010 to 12/31/2010               $12.03       $15.09         64,701
   01/01/2011 to 12/31/2011               $15.09       $14.96         48,470
   01/01/2012 to 12/31/2012               $14.96       $16.39         44,817

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.03          3,398
   01/01/2005 to 12/31/2005               $11.03       $10.79          7,166
   01/01/2006 to 12/31/2006               $10.79       $11.34         23,735
   01/01/2007 to 12/31/2007               $11.34       $13.13         14,955
   01/01/2008 to 12/31/2008               $13.13       $ 7.35          9,096
   01/01/2009 to 12/31/2009               $ 7.35       $ 8.79          7,049
   01/01/2010 to 12/31/2010               $ 8.79       $10.30         10,882
   01/01/2011 to 04/29/2011               $10.30       $11.52              0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $ 9.96        240,337
   01/01/2005 to 12/31/2005               $ 9.96       $ 9.87      1,998,602
   01/01/2006 to 12/31/2006               $ 9.87       $ 9.99      1,612,557
   01/01/2007 to 12/31/2007               $ 9.99       $10.40      1,436,855
   01/01/2008 to 12/31/2008               $10.40       $10.25        925,839
   01/01/2009 to 12/31/2009               $10.25       $11.02        933,753
   01/01/2010 to 12/31/2010               $11.02       $11.16        827,745
   01/01/2011 to 12/31/2011               $11.16       $11.13        670,827
   01/01/2012 to 12/31/2012               $11.13       $11.36        603,657

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $10.32        323,335
   01/01/2005 to 12/31/2005               $10.32       $10.31        839,171
   01/01/2006 to 12/31/2006               $10.31       $10.43      1,377,323
   01/01/2007 to 12/31/2007               $10.43       $11.01      1,587,154
   01/01/2008 to 12/31/2008               $11.01       $10.49      1,079,087
   01/01/2009 to 12/31/2009               $10.49       $11.92      1,076,268
   01/01/2010 to 12/31/2010               $11.92       $12.52      1,380,066
   01/01/2011 to 12/31/2011               $12.52       $12.60        915,620
   01/01/2012 to 12/31/2012               $12.60       $13.43      1,036,977

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03         21,006
   01/01/2006 to 12/31/2006               $10.03       $10.56        731,431
   01/01/2007 to 12/31/2007               $10.56       $11.19      2,193,376
   01/01/2008 to 12/31/2008               $11.19       $ 8.79      4,342,819
   01/01/2009 to 12/31/2009               $ 8.79       $10.28      5,422,757
   01/01/2010 to 12/31/2010               $10.28       $11.08      5,386,866
   01/01/2011 to 12/31/2011               $11.08       $10.92      5,146,697
   01/01/2012 to 12/31/2012               $10.92       $11.75      4,956,059

AST SMALL-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $ 9.32          1,043
   01/01/2005 to 12/31/2005               $ 9.32       $ 9.23         24,623
   01/01/2006 to 12/31/2006               $ 9.23       $10.13         77,033
   01/01/2007 to 12/31/2007               $10.13       $10.58        115,278
   01/01/2008 to 12/31/2008               $10.58       $ 6.71        110,050
   01/01/2009 to 12/31/2009               $ 6.71       $ 8.76        102,751
   01/01/2010 to 12/31/2010               $ 8.76       $11.65        106,941
   01/01/2011 to 12/31/2011               $11.65       $11.25         86,129
   01/01/2012 to 12/31/2012               $11.25       $12.30         82,482

AST SMALL-CAP VALUE PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $12.11         91,011
   01/01/2005 to 12/31/2005               $12.11       $12.59        705,874
   01/01/2006 to 12/31/2006               $12.59       $14.74        545,945
   01/01/2007 to 12/31/2007               $14.74       $13.56        551,748
   01/01/2008 to 12/31/2008               $13.56       $ 9.29        476,508
   01/01/2009 to 12/31/2009               $ 9.29       $11.51        430,710
   01/01/2010 to 12/31/2010               $11.51       $14.14        403,813
   01/01/2011 to 12/31/2011               $14.14       $12.96        319,318
   01/01/2012 to 12/31/2012               $12.96       $14.93        278,068

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $11.86        57,669
   01/01/2005 to 12/31/2005               $11.86       $12.21       207,462
   01/01/2006 to 12/31/2006               $12.21       $14.44       383,107
   01/01/2007 to 12/31/2007               $14.44       $13.58       477,745
   01/01/2008 to 12/31/2008               $13.58       $ 7.69       498,738
   01/01/2009 to 12/31/2009               $ 7.69       $ 9.29       395,365
   01/01/2010 to 12/31/2010               $ 9.29       $10.25       326,522
   01/01/2011 to 12/31/2011               $10.25       $ 9.83       255,868
   01/01/2012 to 12/31/2012               $ 9.83       $11.24       257,924

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $10.94        43,652
   01/01/2005 to 12/31/2005               $10.94       $10.19       769,442
   01/01/2006 to 12/31/2006               $10.19       $10.56       567,601
   01/01/2007 to 12/31/2007               $10.56       $11.29       433,996
   01/01/2008 to 12/31/2008               $11.29       $10.74       267,335
   01/01/2009 to 12/31/2009               $10.74       $11.74       308,610
   01/01/2010 to 12/31/2010               $11.74       $12.10       283,695
   01/01/2011 to 12/31/2011               $12.10       $12.28       212,551
   01/01/2012 to 12/31/2012               $12.28       $12.60       202,920

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   01/01/2004 to 12/31/2004                   --       $10.57         4,945
   01/01/2005 to 12/31/2005               $10.57       $12.00        16,121
   01/01/2006 to 12/31/2006               $12.00       $12.36       314,236
   01/01/2007 to 12/31/2007               $12.36       $13.04       527,304
   01/01/2008 to 12/31/2008               $13.04       $ 7.56       518,624
   01/01/2009 to 12/31/2009               $ 7.56       $11.30       474,948
   01/01/2010 to 12/31/2010               $11.30       $12.76       399,298
   01/01/2011 to 12/31/2011               $12.76       $12.23       296,030
   01/01/2012 to 12/31/2012               $12.23       $14.02       250,348

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.97        83,937
   01/01/2008 to 12/31/2008               $ 9.97       $ 9.21       293,361
   01/01/2009 to 12/31/2009               $ 9.21       $10.03       318,217
   01/01/2010 to 12/31/2010               $10.03       $10.54       312,892
   01/01/2011 to 12/31/2011               $10.54       $10.90       279,482
   01/01/2012 to 12/31/2012               $10.90       $11.46       277,219

EVERGREEN VA INTERNATIONAL EQUITY FUND
   01/01/2004 to 12/31/2004                   --       $12.36         2,878
   01/01/2005 to 12/31/2005               $12.36       $13.98         1,440
   01/01/2006 to 12/31/2006               $13.98       $16.79         3,788
   01/01/2007 to 12/31/2007               $16.79       $18.82         9,987
   01/01/2008 to 12/31/2008               $18.82       $10.74         4,960
   01/01/2009 to 12/31/2009               $10.74       $12.14         4,499
   01/01/2010 to 07/16/2010               $12.14       $11.47             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA OMEGA FUND
   01/01/2004 to 12/31/2004                   --       $10.92        30,383
   01/01/2005 to 12/31/2005               $10.92       $11.05        15,579
   01/01/2006 to 12/31/2006               $11.05       $11.43         4,049
   01/01/2007 to 12/31/2007               $11.43       $12.47         1,407
   01/01/2008 to 12/31/2008               $12.47       $ 8.85         1,407
   01/01/2009 to 12/31/2009               $ 8.85       $12.43         5,090
   01/01/2010 to 07/16/2010               $12.43       $11.55             0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $11.49       $13.84         3,301
   01/01/2011 to 12/31/2011               $13.84       $11.77         2,313
   01/01/2012 to 12/31/2012               $11.77       $13.04         1,842

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $11.55       $14.51        15,512
   01/01/2011 to 12/31/2011               $14.51       $13.39        12,341
   01/01/2012 to 12/31/2012               $13.39       $15.77        14,988



* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND HAV 40 BPS OR GRO PLUS 2008 60
                          BPS AND HAV 40 BPS (2.65%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.66       $ 9.30       159,301
   01/01/2010 to 12/31/2010               $ 9.30       $10.14       212,391
   01/01/2011 to 12/31/2011               $10.14       $ 9.61       105,066
   01/01/2012 to 12/31/2012               $ 9.61       $10.53       134,457

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.70       $ 8.26        53,149
   01/01/2010 to 12/31/2010               $ 8.26       $ 9.15        55,133
   01/01/2011 to 12/31/2011               $ 9.15       $ 9.23        13,061
   01/01/2012 to 05/04/2012               $ 9.23       $ 9.99             0

AST BALANCED ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.97       $ 9.54       676,115
   01/01/2010 to 12/31/2010               $ 9.54       $10.43       803,521
   01/01/2011 to 12/31/2011               $10.43       $10.03       368,297
   01/01/2012 to 12/31/2012               $10.03       $10.98       447,452

AST BLACKROCK VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.93       $ 8.71        23,375
   01/01/2010 to 12/31/2010               $ 8.71       $ 9.54        49,989
   01/01/2011 to 12/31/2011               $ 9.54       $ 9.24        18,206
   01/01/2012 to 12/31/2012               $ 9.24       $10.20        15,220

AST BOND PORTFOLIO 2015
   05/01/2009 to 12/31/2009               $ 9.96       $ 9.95             0
   01/01/2010 to 12/31/2010               $ 9.95       $10.59             0
   01/01/2011 to 12/31/2011               $10.59       $10.97             0
   01/01/2012 to 12/31/2012               $10.97       $11.01             0

AST BOND PORTFOLIO 2016
   05/01/2009 to 12/31/2009               $ 9.94       $ 9.57         5,603
   01/01/2010 to 12/31/2010               $ 9.57       $10.30       156,943
   01/01/2011 to 12/31/2011               $10.30       $11.00       575,620
   01/01/2012 to 12/31/2012               $11.00       $11.15       307,580

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.67       310,356
   01/01/2011 to 12/31/2011               $10.67       $11.57       645,073
   01/01/2012 to 12/31/2012               $11.57       $11.84       401,438

AST BOND PORTFOLIO 2018
   05/01/2009 to 12/31/2009               $ 9.92       $ 9.64             0
   01/01/2010 to 12/31/2010               $ 9.64       $10.43             0
   01/01/2011 to 12/31/2011               $10.43       $11.53       794,107
   01/01/2012 to 12/31/2012               $11.53       $11.87       526,285

AST BOND PORTFOLIO 2019
   05/01/2009 to 12/31/2009               $ 9.91       $ 9.54             0
   01/01/2010 to 12/31/2010               $ 9.54       $10.34         6,929
   01/01/2011 to 12/31/2011               $10.34       $11.67             0
   01/01/2012 to 12/31/2012               $11.67       $12.03       305,082

AST BOND PORTFOLIO 2020
   05/01/2009 to 12/31/2009               $ 9.88       $ 9.21             0
   01/01/2010 to 12/31/2010               $ 9.21       $10.03       100,282
   01/01/2011 to 12/31/2011               $10.03       $11.59         8,944
   01/01/2012 to 12/31/2012               $11.59       $12.00         7,256

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.91        64,449
   01/01/2011 to 12/31/2011               $10.91       $12.78       706,219
   01/01/2012 to 12/31/2012               $12.78       $13.29       323,557

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.92       329,141
   01/01/2012 to 12/31/2012               $11.92       $12.28       414,448

AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012              $10.00       $10.31       155,312

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.48       $ 9.13       708,219
   01/01/2010 to 12/31/2010               $ 9.13       $10.08       749,579
   01/01/2011 to 12/31/2011               $10.08       $ 9.58       281,330
   01/01/2012 to 12/31/2012               $ 9.58       $10.60       358,749

AST COHEN & STEERS REALTY PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.68       $10.04        39,209
   01/01/2010 to 12/31/2010               $10.04       $12.58        51,647
   01/01/2011 to 12/31/2011               $12.58       $13.05        12,690
   01/01/2012 to 12/31/2012               $13.05       $14.65        15,675

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.01       $ 9.09        19,394
   01/01/2010 to 12/31/2010               $ 9.09       $11.73        35,005
   01/01/2011 to 12/31/2011               $11.73       $ 9.92        19,569
   01/01/2012 to 12/31/2012               $ 9.92       $11.60        17,162

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.64       $ 7.97         6,997
   01/01/2010 to 12/31/2010               $ 7.97       $ 8.76        13,269
   01/01/2011 to 12/31/2011               $ 8.76       $ 8.05         4,169
   01/01/2012 to 12/31/2012               $ 8.05       $ 9.38         4,513

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 8.32       $11.11        17,908
   01/01/2010 to 12/31/2010               $11.11       $12.96        39,965
   01/01/2011 to 12/31/2011               $12.96       $12.25        10,818
   01/01/2012 to 12/31/2012               $12.25       $14.26        13,842

AST INTERNATIONAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.48       $ 9.75        27,547
   01/01/2010 to 12/31/2010               $ 9.75       $10.86        42,682
   01/01/2011 to 12/31/2011               $10.86       $ 9.21        14,523
   01/01/2012 to 12/31/2012               $ 9.21       $10.79        13,807

AST INTERNATIONAL VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 8.11       $10.46        44,606
   01/01/2010 to 12/31/2010               $10.46       $11.31        49,149
   01/01/2011 to 12/31/2011               $11.31       $ 9.63        11,615
   01/01/2012 to 12/31/2012               $ 9.63       $10.94        25,404

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.60       $10.15         9,545
   01/01/2010 to 12/31/2010               $10.15       $10.59        37,715
   01/01/2011 to 12/31/2011               $10.59       $ 9.37        12,895
   01/01/2012 to 12/31/2012               $ 9.37       $11.12        15,160

AST LARGE-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 5.99       $ 7.55        12,659
   01/01/2010 to 12/31/2010               $ 7.55       $ 8.32         4,760
   01/01/2011 to 12/31/2011               $ 8.32       $ 7.76         3,241
   01/01/2012 to 12/31/2012               $ 7.76       $ 8.83        12,829

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   05/01/2009 to 12/31/2009               $ 8.89       $10.66        27,186
   01/01/2010 to 12/31/2010               $10.66       $11.77        21,065
   01/01/2011 to 12/31/2011               $11.77       $12.63        24,541
   01/01/2012 to 12/31/2012               $12.63       $13.02        18,227

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.91       $ 8.75        37,494
   01/01/2010 to 12/31/2010               $ 8.75       $10.20        63,578
   01/01/2011 to 12/31/2011               $10.20       $ 9.84        22,561
   01/01/2012 to 12/31/2012               $ 9.84       $10.76        21,520

AST MFS GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.93       $ 9.58         7,736
   01/01/2010 to 12/31/2010               $ 9.58       $10.51         8,723
   01/01/2011 to 12/31/2011               $10.51       $10.18         3,745
   01/01/2012 to 12/31/2012               $10.18       $11.60        12,102

AST MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.05       $ 9.30         8,401
   01/01/2010 to 12/31/2010               $ 9.30       $11.19        30,309
   01/01/2011 to 12/31/2011               $11.19       $10.52        11,640
   01/01/2012 to 12/31/2012               $10.52       $12.13        14,025

AST MONEY MARKET PORTFOLIO
   05/01/2009 to 12/31/2009               $10.32       $10.14       186,292
   01/01/2010 to 12/31/2010               $10.14       $ 9.88        56,299
   01/01/2011 to 12/31/2011               $ 9.88       $ 9.62        49,295
   01/01/2012 to 12/31/2012               $ 9.62       $ 9.36        40,412

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.67       $ 8.99        13,800
   01/01/2010 to 12/31/2010               $ 8.99       $10.81        36,557
   01/01/2011 to 12/31/2011               $10.81       $10.26        11,055
   01/01/2012 to 12/31/2012               $10.26       $11.70        14,944

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 8.41       $10.38         8,686
   01/01/2010 to 12/31/2010               $10.38       $13.00        18,742
   01/01/2011 to 12/31/2011               $13.00       $12.87         5,978
   01/01/2012 to 12/31/2012               $12.87       $14.08        12,258

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.84       $ 8.27         9,909
   01/01/2010 to 12/31/2010               $ 8.27       $ 9.69        15,269
   01/01/2011 to 04/29/2011               $ 9.69       $10.83             0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $10.59       $11.07        27,342
   01/01/2010 to 12/31/2010               $11.07       $11.20        33,522
   01/01/2011 to 12/31/2011               $11.20       $11.14        14,026
   01/01/2012 to 12/31/2012               $11.14       $11.36         8,601

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $10.49       $11.57       100,899
   01/01/2010 to 12/31/2010               $11.57       $12.13       259,444
   01/01/2011 to 12/31/2011               $12.13       $12.18        94,206
   01/01/2012 to 12/31/2012               $12.18       $12.97        96,756

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   05/01/2009 to 12/31/2009               $ 8.86       $10.22       159,770
   01/01/2010 to 12/31/2010               $10.22       $11.00       172,519
   01/01/2011 to 12/31/2011               $11.00       $10.81        76,467
   01/01/2012 to 12/31/2012               $10.81       $11.62        85,882

AST SMALL-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.46       $ 9.76         4,989
   01/01/2010 to 12/31/2010               $ 9.76       $12.96         8,672
   01/01/2011 to 12/31/2011               $12.96       $12.49         3,795
   01/01/2012 to 12/31/2012               $12.49       $13.64         9,240

AST SMALL-CAP VALUE PORTFOLIO
   05/01/2009 to 12/31/2009               $ 7.42       $ 9.59        57,584
   01/01/2010 to 12/31/2010               $ 9.59       $11.76        57,699
   01/01/2011 to 12/31/2011               $11.76       $10.77        18,951
   01/01/2012 to 12/31/2012               $10.77       $12.38        25,564

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   05/01/2009 to 12/31/2009               $ 6.07       $ 7.73        14,808
   01/01/2010 to 12/31/2010               $ 7.73       $ 8.52        17,597
   01/01/2011 to 12/31/2011               $ 8.52       $ 8.16         8,102
   01/01/2012 to 12/31/2012               $ 8.16       $ 9.32        19,482

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.71       $10.73        31,524
   01/01/2010 to 12/31/2010               $10.73       $11.04        39,047
   01/01/2011 to 12/31/2011               $11.04       $11.19        17,715
   01/01/2012 to 12/31/2012               $11.19       $11.46        17,456

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   05/01/2009 to 12/31/2009               $ 8.57       $11.25        13,227
   01/01/2010 to 12/31/2010               $11.25       $12.68        16,377
   01/01/2011 to 12/31/2011               $12.68       $12.14         5,215
   01/01/2012 to 12/31/2012               $12.14       $13.89         7,212

AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   05/01/2009 to 12/31/2009               $ 9.32       $ 9.99        50,536
   01/01/2010 to 12/31/2010               $ 9.99       $10.49        80,747
   01/01/2011 to 12/31/2011               $10.49       $10.83        33,098
   01/01/2012 to 12/31/2012               $10.83       $11.37        41,891

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
EVERGREEN VA INTERNATIONAL EQUITY FUND
   05/01/2009 to 12/31/2009               $ 7.46       $ 9.41        2,694
   01/01/2010 to 07/16/2010               $ 9.41       $ 8.89            0

EVERGREEN VA OMEGA FUND
   05/01/2009 to 12/31/2009               $ 9.09       $11.76        1,366
   01/01/2010 to 07/16/2010               $11.76       $10.93            0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $ 8.91       $10.72        2,060
   01/01/2011 to 12/31/2011               $10.72       $ 9.10          775
   01/01/2012 to 12/31/2012               $ 9.10       $10.07        1,130

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $10.93       $13.72        1,684
   01/01/2011 to 12/31/2011               $13.72       $12.64          457
   01/01/2012 to 12/31/2012               $12.64       $14.86          898



* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: WITH ANY ONE OF LT5 OR HD 5, HAV & EBP OR WITH ANY COMBO 5% OR HDV & LT5 OR GMWB, HDV AND EPB OR HD GRO 60 BPS AND COMBO DB OR HD
 GRO 60 BPS, EBP AND HAV OR GRO PLUS 2008 60 BPS AND COMBO DB OR GRO PLUS 2008
                          60 BPS, EBP AND HAV (2.75%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01         749,654
   01/01/2006 to 12/31/2006               $10.01       $10.88      11,657,870
   01/01/2007 to 12/31/2007               $10.88       $11.55      20,110,042
   01/01/2008 to 12/31/2008               $11.55       $ 7.66      14,373,567
   01/01/2009 to 12/31/2009               $ 7.66       $ 9.26      14,068,558
   01/01/2010 to 12/31/2010               $ 9.26       $10.09      13,024,320
   01/01/2011 to 12/31/2011               $10.09       $ 9.55      11,569,697
   01/01/2012 to 12/31/2012               $ 9.55       $10.45      11,019,117

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $10.19       $10.24           1,392
   01/01/2006 to 12/31/2006               $10.24       $11.64           1,255
   01/01/2007 to 12/31/2007               $11.64       $11.30           1,285
   01/01/2008 to 12/31/2008               $11.30       $ 7.17          66,069
   01/01/2009 to 12/31/2009               $ 7.17       $ 8.21         134,326
   01/01/2010 to 12/31/2010               $ 8.21       $ 9.10         139,961
   01/01/2011 to 12/31/2011               $ 9.10       $ 9.16         130,283
   01/01/2012 to 05/04/2012               $ 9.16       $ 9.92               0

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02         104,850
   01/01/2006 to 12/31/2006               $10.02       $10.77       2,978,305
   01/01/2007 to 12/31/2007               $10.77       $11.43       5,772,908
   01/01/2008 to 12/31/2008               $11.43       $ 7.92       5,683,934
   01/01/2009 to 12/31/2009               $ 7.92       $ 9.50       6,336,587
   01/01/2010 to 12/31/2010               $ 9.50       $10.38       5,939,704
   01/01/2011 to 12/31/2011               $10.38       $ 9.97       5,132,034
   01/01/2012 to 12/31/2012               $ 9.97       $10.90       4,991,638

AST BLACKROCK VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $10.15       $10.62          28,998
   01/01/2006 to 12/31/2006               $10.62       $12.57           7,753
   01/01/2007 to 12/31/2007               $12.57       $12.37           8,258
   01/01/2008 to 12/31/2008               $12.37       $ 7.54          32,734
   01/01/2009 to 12/31/2009               $ 7.54       $ 8.67          94,318
   01/01/2010 to 12/31/2010               $ 8.67       $ 9.48          97,851
   01/01/2011 to 12/31/2011               $ 9.48       $ 9.18          66,863
   01/01/2012 to 12/31/2012               $ 9.18       $10.12          59,984

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2015
   05/01/2009* to 12/31/2009              $ 9.96       $ 9.94             0
   01/01/2010 to 12/31/2010               $ 9.94       $10.58             0
   01/01/2011 to 12/31/2011               $10.58       $10.94             0
   01/01/2012 to 12/31/2012               $10.94       $10.96             0

AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009              $ 9.94       $ 9.56        11,040
   01/01/2010 to 12/31/2010               $ 9.56       $10.28        93,883
   01/01/2011 to 12/31/2011               $10.28       $10.97       178,433
   01/01/2012 to 12/31/2012               $10.97       $11.11       108,948

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.66       100,923
   01/01/2011 to 12/31/2011               $10.66       $11.55       236,487
   01/01/2012 to 12/31/2012               $11.55       $11.81       144,668

AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009              $ 9.92       $ 9.63             0
   01/01/2010 to 12/31/2010               $ 9.63       $10.41             0
   01/01/2011 to 12/31/2011               $10.41       $11.50       498,352
   01/01/2012 to 12/31/2012               $11.50       $11.82       460,033

AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009              $ 9.91       $ 9.53             0
   01/01/2010 to 12/31/2010               $ 9.53       $10.32             0
   01/01/2011 to 12/31/2011               $10.32       $11.64             0
   01/01/2012 to 12/31/2012               $11.64       $11.98        59,662

AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009              $ 9.88       $ 9.21             0
   01/01/2010 to 12/31/2010               $ 9.21       $10.01         5,662
   01/01/2011 to 12/31/2011               $10.01       $11.56             0
   01/01/2012 to 12/31/2012               $11.56       $11.95             0

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.90         6,485
   01/01/2011 to 12/31/2011               $10.90       $12.76       220,611
   01/01/2012 to 12/31/2012               $12.76       $13.25       156,242

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.90       115,924
   01/01/2012 to 12/31/2012               $11.90       $12.25       137,718

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012              $10.00       $10.30               0

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.00       1,248,275
   01/01/2006 to 12/31/2006               $10.00       $11.05      18,199,900
   01/01/2007 to 12/31/2007               $11.05       $11.79      34,242,570
   01/01/2008 to 12/31/2008               $11.79       $ 7.46      22,886,838
   01/01/2009 to 12/31/2009               $ 7.46       $ 9.10      21,369,395
   01/01/2010 to 12/31/2010               $ 9.10       $10.03      20,534,825
   01/01/2011 to 12/31/2011               $10.03       $ 9.52      18,278,067
   01/01/2012 to 12/31/2012               $ 9.52       $10.52      17,046,081

AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $11.34       $11.91           1,262
   01/01/2006 to 12/31/2006               $11.91       $15.83               0
   01/01/2007 to 12/31/2007               $15.83       $12.33             824
   01/01/2008 to 12/31/2008               $12.33       $ 7.79          21,023
   01/01/2009 to 12/31/2009               $ 7.79       $ 9.99          28,425
   01/01/2010 to 12/31/2010               $ 9.99       $12.50          23,414
   01/01/2011 to 12/31/2011               $12.50       $12.96          16,257
   01/01/2012 to 12/31/2012               $12.96       $14.54          17,946

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $10.86       1,308,598
   01/01/2006 to 12/31/2006               $10.86       $11.92       1,004,868
   01/01/2007 to 12/31/2007               $11.92       $12.89         886,922
   01/01/2008 to 12/31/2008               $12.89       $ 7.01         886,512
   01/01/2009 to 12/31/2009               $ 7.01       $ 9.04         783,199
   01/01/2010 to 12/31/2010               $ 9.04       $11.66         644,217
   01/01/2011 to 12/31/2011               $11.66       $ 9.85         634,564
   01/01/2012 to 12/31/2012               $ 9.85       $11.50         540,643

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.05       $10.17       6,507,114
   01/01/2006 to 12/31/2006               $10.17       $11.60       4,545,057
   01/01/2007 to 12/31/2007               $11.60       $11.86       4,043,618
   01/01/2008 to 12/31/2008               $11.86       $ 6.84       3,921,585
   01/01/2009 to 12/31/2009               $ 6.84       $ 7.93       3,736,575
   01/01/2010 to 12/31/2010               $ 7.93       $ 8.70       3,487,393
   01/01/2011 to 12/31/2011               $ 8.70       $ 8.00       3,233,607
   01/01/2012 to 12/31/2012               $ 8.00       $ 9.31       2,781,572

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $10.48         817,664
   01/01/2006 to 12/31/2006               $10.48       $10.83         609,710
   01/01/2007 to 12/31/2007               $10.83       $12.57         476,675
   01/01/2008 to 12/31/2008               $12.57       $ 7.24         455,277
   01/01/2009 to 12/31/2009               $ 7.24       $11.06         368,594
   01/01/2010 to 12/31/2010               $11.06       $12.89         333,876
   01/01/2011 to 12/31/2011               $12.89       $12.16         300,190
   01/01/2012 to 12/31/2012               $12.16       $14.15         254,265

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.92       $11.18      3,223,931
   01/01/2006 to 12/31/2006               $11.18       $13.16      2,271,879
   01/01/2007 to 12/31/2007               $13.16       $15.23      1,888,969
   01/01/2008 to 12/31/2008               $15.23       $ 7.37      2,040,211
   01/01/2009 to 12/31/2009               $ 7.37       $ 9.70      1,756,999
   01/01/2010 to 12/31/2010               $ 9.70       $10.80      1,629,992
   01/01/2011 to 12/31/2011               $10.80       $ 9.15      1,618,582
   01/01/2012 to 12/31/2012               $ 9.15       $10.70      1,397,860

AST INTERNATIONAL VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.92       $10.61         73,916
   01/01/2006 to 12/31/2006               $10.61       $13.15        157,797
   01/01/2007 to 12/31/2007               $13.15       $15.06        256,629
   01/01/2008 to 12/31/2008               $15.06       $ 8.20        224,154
   01/01/2009 to 12/31/2009               $ 8.20       $10.41        236,523
   01/01/2010 to 12/31/2010               $10.41       $11.25        211,511
   01/01/2011 to 12/31/2011               $11.25       $ 9.56        184,715
   01/01/2012 to 12/31/2012               $ 9.56       $10.85        187,032

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.91       $10.56        199,618
   01/01/2006 to 12/31/2006               $10.56       $12.61        146,199
   01/01/2007 to 12/31/2007               $12.61       $13.41        130,200
   01/01/2008 to 12/31/2008               $13.41       $ 7.65        156,046
   01/01/2009 to 12/31/2009               $ 7.65       $10.10        131,776
   01/01/2010 to 12/31/2010               $10.10       $10.53        115,802
   01/01/2011 to 12/31/2011               $10.53       $ 9.31        108,976
   01/01/2012 to 12/31/2012               $ 9.31       $11.03         95,646

AST LARGE-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.08       $10.46        208,695
   01/01/2006 to 12/31/2006               $10.46       $12.05        464,610
   01/01/2007 to 12/31/2007               $12.05       $11.37        767,352
   01/01/2008 to 12/31/2008               $11.37       $ 6.47        711,595
   01/01/2009 to 12/31/2009               $ 6.47       $ 7.51        619,447
   01/01/2010 to 12/31/2010               $ 7.51       $ 8.27        561,803
   01/01/2011 to 12/31/2011               $ 8.27       $ 7.70        505,503
   01/01/2012 to 12/31/2012               $ 7.70       $ 8.76        516,662

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $ 9.86      1,664,015
   01/01/2006 to 12/31/2006               $ 9.86       $10.53      1,315,435
   01/01/2007 to 12/31/2007               $10.53       $10.86      1,141,313
   01/01/2008 to 12/31/2008               $10.86       $ 8.10        917,378
   01/01/2009 to 12/31/2009               $ 8.10       $10.61        769,735
   01/01/2010 to 12/31/2010               $10.61       $11.70        687,638
   01/01/2011 to 12/31/2011               $11.70       $12.54        544,117
   01/01/2012 to 12/31/2012               $12.54       $12.92        540,532

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.13       $10.80      6,051,062
   01/01/2006 to 12/31/2006               $10.80       $11.27      4,932,382
   01/01/2007 to 12/31/2007               $11.27       $12.60      4,332,425
   01/01/2008 to 12/31/2008               $12.60       $ 6.90      4,155,036
   01/01/2009 to 12/31/2009               $ 6.90       $ 8.71      3,679,697
   01/01/2010 to 12/31/2010               $ 8.71       $10.14      3,268,952
   01/01/2011 to 12/31/2011               $10.14       $ 9.77      2,896,966
   01/01/2012 to 12/31/2012               $ 9.77       $10.67      2,645,643

AST MFS GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.04       $10.66        517,291
   01/01/2006 to 12/31/2006               $10.66       $11.37        321,176
   01/01/2007 to 12/31/2007               $11.37       $12.73        269,807
   01/01/2008 to 12/31/2008               $12.73       $ 7.88        336,505
   01/01/2009 to 12/31/2009               $ 7.88       $ 9.53        373,427
   01/01/2010 to 12/31/2010               $ 9.53       $10.45        344,635
   01/01/2011 to 12/31/2011               $10.45       $10.10        305,235
   01/01/2012 to 12/31/2012               $10.10       $11.51        275,846

AST MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.06       $10.26              0
   01/01/2006 to 12/31/2006               $10.26       $11.40              0
   01/01/2007 to 12/31/2007               $11.40       $11.39         11,487
   01/01/2008 to 12/31/2008               $11.39       $ 6.85         31,374
   01/01/2009 to 12/31/2009               $ 6.85       $ 9.25         45,257
   01/01/2010 to 12/31/2010               $ 9.25       $11.12         47,273
   01/01/2011 to 12/31/2011               $11.12       $10.45         40,723
   01/01/2012 to 12/31/2012               $10.45       $12.03         33,606

AST MONEY MARKET PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $10.01        125,063
   01/01/2006 to 12/31/2006               $10.01       $10.18        103,753
   01/01/2007 to 12/31/2007               $10.18       $10.38         96,280
   01/01/2008 to 12/31/2008               $10.38       $10.35         66,488
   01/01/2009 to 12/31/2009               $10.35       $10.09        234,920
   01/01/2010 to 12/31/2010               $10.09       $ 9.82        137,154
   01/01/2011 to 12/31/2011               $ 9.82       $ 9.55        472,914
   01/01/2012 to 12/31/2012               $ 9.55       $ 9.29        104,195

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.02       $10.78      1,285,712
   01/01/2006 to 12/31/2006               $10.78       $11.62        950,935
   01/01/2007 to 12/31/2007               $11.62       $11.65        844,128
   01/01/2008 to 12/31/2008               $11.65       $ 6.54        807,471
   01/01/2009 to 12/31/2009               $ 6.54       $ 8.95        660,293
   01/01/2010 to 12/31/2010               $ 8.95       $10.74        566,838
   01/01/2011 to 12/31/2011               $10.74       $10.19        505,579
   01/01/2012 to 12/31/2012               $10.19       $11.61        442,637

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $10.24       $11.23          1,405
   01/01/2006 to 12/31/2006               $11.23       $12.46          1,129
   01/01/2007 to 12/31/2007               $12.46       $14.80         10,034
   01/01/2008 to 12/31/2008               $14.80       $ 8.18         13,098
   01/01/2009 to 12/31/2009               $ 8.18       $10.32         15,142
   01/01/2010 to 12/31/2010               $10.32       $12.92         17,341
   01/01/2011 to 12/31/2011               $12.92       $12.78         13,465
   01/01/2012 to 12/31/2012               $12.78       $13.96         11,418

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.01       $10.22            684
   01/01/2006 to 12/31/2006               $10.22       $10.71            698
   01/01/2007 to 12/31/2007               $10.71       $12.36            604
   01/01/2008 to 12/31/2008               $12.36       $ 6.91              0
   01/01/2009 to 12/31/2009               $ 6.91       $ 8.23          4,451
   01/01/2010 to 12/31/2010               $ 8.23       $ 9.63          4,271
   01/01/2011 to 04/29/2011               $ 9.63       $10.76              0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $ 9.96      4,098,126
   01/01/2006 to 12/31/2006               $ 9.96       $10.06      3,462,277
   01/01/2007 to 12/31/2007               $10.06       $10.45      3,119,485
   01/01/2008 to 12/31/2008               $10.45       $10.27      1,831,410
   01/01/2009 to 12/31/2009               $10.27       $11.01      1,839,963
   01/01/2010 to 12/31/2010               $11.01       $11.13      1,801,999
   01/01/2011 to 12/31/2011               $11.13       $11.07      1,557,369
   01/01/2012 to 12/31/2012               $11.07       $11.27      1,546,186

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.99       $10.06      1,060,546
   01/01/2006 to 12/31/2006               $10.06       $10.15      1,656,324
   01/01/2007 to 12/31/2007               $10.15       $10.69      2,012,250
   01/01/2008 to 12/31/2008               $10.69       $10.16      1,054,793
   01/01/2009 to 12/31/2009               $10.16       $11.51      1,375,344
   01/01/2010 to 12/31/2010               $11.51       $12.06      1,368,149
   01/01/2011 to 12/31/2011               $12.06       $12.10      1,237,359
   01/01/2012 to 12/31/2012               $12.10       $12.86      1,205,692

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03         18,697
   01/01/2006 to 12/31/2006               $10.03       $10.53      1,359,706
   01/01/2007 to 12/31/2007               $10.53       $11.13      3,034,236
   01/01/2008 to 12/31/2008               $11.13       $ 8.72      6,872,223
   01/01/2009 to 12/31/2009               $ 8.72       $10.17      6,225,654
   01/01/2010 to 12/31/2010               $10.17       $10.94      7,022,300
   01/01/2011 to 12/31/2011               $10.94       $10.75      6,797,345
   01/01/2012 to 12/31/2012               $10.75       $11.53      7,065,435

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.04       $10.34         35,838
   01/01/2006 to 12/31/2006               $10.34       $11.32         85,450
   01/01/2007 to 12/31/2007               $11.32       $11.79        134,033
   01/01/2008 to 12/31/2008               $11.79       $ 7.45        105,226
   01/01/2009 to 12/31/2009               $ 7.45       $ 9.71         94,190
   01/01/2010 to 12/31/2010               $ 9.71       $12.88         86,506
   01/01/2011 to 12/31/2011               $12.88       $12.40         67,451
   01/01/2012 to 12/31/2012               $12.40       $13.53         59,463

AST SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.05       $10.55      1,620,167
   01/01/2006 to 12/31/2006               $10.55       $12.32      1,224,900
   01/01/2007 to 12/31/2007               $12.32       $11.30      1,300,514
   01/01/2008 to 12/31/2008               $11.30       $ 7.73      1,085,374
   01/01/2009 to 12/31/2009               $ 7.73       $ 9.54        986,424
   01/01/2010 to 12/31/2010               $ 9.54       $11.69        834,033
   01/01/2011 to 12/31/2011               $11.69       $10.69        755,910
   01/01/2012 to 12/31/2012               $10.69       $12.28        673,282

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/14/2005 to 12/31/2005               $10.08       $10.22        215,250
   01/01/2006 to 12/31/2006               $10.22       $12.06        465,909
   01/01/2007 to 12/31/2007               $12.06       $11.31        698,695
   01/01/2008 to 12/31/2008               $11.31       $ 6.39        571,504
   01/01/2009 to 12/31/2009               $ 6.39       $ 7.69        533,127
   01/01/2010 to 12/31/2010               $ 7.69       $ 8.47        487,723
   01/01/2011 to 12/31/2011               $ 8.47       $ 8.10        434,285
   01/01/2012 to 12/31/2012               $ 8.10       $ 9.24        432,573

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.95       $ 9.36      1,654,788
   01/01/2006 to 12/31/2006               $ 9.36       $ 9.68      1,204,466
   01/01/2007 to 12/31/2007               $ 9.68       $10.32      1,018,776
   01/01/2008 to 12/31/2008               $10.32       $ 9.79        548,544
   01/01/2009 to 12/31/2009               $ 9.79       $10.67        574,127
   01/01/2010 to 12/31/2010               $10.67       $10.98        590,706
   01/01/2011 to 12/31/2011               $10.98       $11.11        493,366
   01/01/2012 to 12/31/2012               $11.11       $11.37        476,186

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.02       $12.01              0
   01/01/2006 to 12/31/2006               $12.01       $12.34        390,337
   01/01/2007 to 12/31/2007               $12.34       $12.99        677,351
   01/01/2008 to 12/31/2008               $12.99       $ 7.51        604,930
   01/01/2009 to 12/31/2009               $ 7.51       $11.19        537,628
   01/01/2010 to 12/31/2010               $11.19       $12.61        480,201
   01/01/2011 to 12/31/2011               $12.61       $12.05        398,072
   01/01/2012 to 12/31/2012               $12.05       $13.78        342,729

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.97       159,292
   01/01/2008 to 12/31/2008               $ 9.97       $ 9.19       669,023
   01/01/2009 to 12/31/2009               $ 9.19       $ 9.97       350,809
   01/01/2010 to 12/31/2010               $ 9.97       $10.46       293,625
   01/01/2011 to 12/31/2011               $10.46       $10.78       311,846
   01/01/2012 to 12/31/2012               $10.78       $11.31       262,032

EVERGREEN VA INTERNATIONAL EQUITY FUND
   03/14/2005 to 12/31/2005               $ 9.90       $10.90         7,851
   01/01/2006 to 12/31/2006               $10.90       $13.06         2,565
   01/01/2007 to 12/31/2007               $13.06       $14.60         2,324
   01/01/2008 to 12/31/2008               $14.60       $ 8.31           500
   01/01/2009 to 12/31/2009               $ 8.31       $ 9.37           885
   01/01/2010 to 07/16/2010               $ 9.37       $ 8.85             0

EVERGREEN VA OMEGA FUND
   03/14/2005 to 12/31/2005               $10.02       $10.52             0
   01/01/2006 to 12/31/2006               $10.52       $10.84             0
   01/01/2007 to 12/31/2007               $10.84       $11.81             0
   01/01/2008 to 12/31/2008               $11.81       $ 8.36             0
   01/01/2009 to 12/31/2009               $ 8.36       $11.70        20,953
   01/01/2010 to 07/16/2010               $11.70       $10.87             0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $ 8.86       $10.65           970
   01/01/2011 to 12/31/2011               $10.65       $ 9.04           581
   01/01/2012 to 12/31/2012               $ 9.04       $ 9.99           567

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $10.87       $13.63        12,116
   01/01/2011 to 12/31/2011               $13.63       $12.55         5,363
   01/01/2012 to 12/31/2012               $12.55       $14.74         4,519



* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

            ACCUMULATION UNIT VALUES: WITH LT5, HDV AND EBP (3.00%)



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.01             0
   01/01/2006 to 12/31/2006               $10.01       $10.85        18,249
   01/01/2007 to 12/31/2007               $10.85       $11.49        19,931
   01/01/2008 to 12/31/2008               $11.49       $ 7.60        38,177
   01/01/2009 to 12/31/2009               $ 7.60       $ 9.17        46,682
   01/01/2010 to 12/31/2010               $ 9.17       $ 9.95        47,467
   01/01/2011 to 12/31/2011               $ 9.95       $ 9.40        47,097
   01/01/2012 to 12/31/2012               $ 9.40       $10.26        46,247

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $10.19       $10.22             0
   01/01/2006 to 12/31/2006               $10.22       $11.58             0
   01/01/2007 to 12/31/2007               $11.58       $11.22             0
   01/01/2008 to 12/31/2008               $11.22       $ 7.10             0
   01/01/2009 to 12/31/2009               $ 7.10       $ 8.11             0
   01/01/2010 to 12/31/2010               $ 8.11       $ 8.96             0
   01/01/2011 to 12/31/2011               $ 8.96       $ 9.00             0
   01/01/2012 to 05/04/2012               $ 9.00       $ 9.74             0

AST BALANCED ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.02             0
   01/01/2006 to 12/31/2006               $10.02       $10.74             0
   01/01/2007 to 12/31/2007               $10.74       $11.36         4,610
   01/01/2008 to 12/31/2008               $11.36       $ 7.86         4,379
   01/01/2009 to 12/31/2009               $ 7.86       $ 9.40         6,761
   01/01/2010 to 12/31/2010               $ 9.40       $10.24         4,366
   01/01/2011 to 12/31/2011               $10.24       $ 9.81         4,220
   01/01/2012 to 12/31/2012               $ 9.81       $10.71         4,153

AST BLACKROCK VALUE PORTFOLIO
   06/20/2005* to 12/31/2005              $10.15       $10.59             0
   01/01/2006 to 12/31/2006               $10.59       $12.51             0
   01/01/2007 to 12/31/2007               $12.51       $12.28             0
   01/01/2008 to 12/31/2008               $12.28       $ 7.47             0
   01/01/2009 to 12/31/2009               $ 7.47       $ 8.56             0
   01/01/2010 to 12/31/2010               $ 8.56       $ 9.34             0
   01/01/2011 to 12/31/2011               $ 9.34       $ 9.02             0
   01/01/2012 to 12/31/2012               $ 9.02       $ 9.92             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2015
   05/01/2009* to 12/31/2009              $ 9.96       $ 9.93          0
   01/01/2010 to 12/31/2010               $ 9.93       $10.53          0
   01/01/2011 to 12/31/2011               $10.53       $10.87          0
   01/01/2012 to 12/31/2012               $10.87       $10.86          0

AST BOND PORTFOLIO 2016
   05/01/2009* to 12/31/2009              $ 9.94       $ 9.55          0
   01/01/2010 to 12/31/2010               $ 9.55       $10.24          0
   01/01/2011 to 12/31/2011               $10.24       $10.89          0
   01/01/2012 to 12/31/2012               $10.89       $11.00          0

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.63          0
   01/01/2011 to 12/31/2011               $10.63       $11.49          0
   01/01/2012 to 12/31/2012               $11.49       $11.71          0

AST BOND PORTFOLIO 2018
   05/01/2009* to 12/31/2009              $ 9.92       $ 9.61          0
   01/01/2010 to 12/31/2010               $ 9.61       $10.37          0
   01/01/2011 to 12/31/2011               $10.37       $11.42          0
   01/01/2012 to 12/31/2012               $11.42       $11.71          0

AST BOND PORTFOLIO 2019
   05/01/2009* to 12/31/2009              $ 9.91       $ 9.51          0
   01/01/2010 to 12/31/2010               $ 9.51       $10.28          0
   01/01/2011 to 12/31/2011               $10.28       $11.56          0
   01/01/2012 to 12/31/2012               $11.56       $11.87          0

AST BOND PORTFOLIO 2020
   05/01/2009* to 12/31/2009              $ 9.88       $ 9.19          0
   01/01/2010 to 12/31/2010               $ 9.19       $ 9.97          0
   01/01/2011 to 12/31/2011               $ 9.97       $11.48          0
   01/01/2012 to 12/31/2012               $11.48       $11.84          0

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $10.87          0
   01/01/2011 to 12/31/2011               $10.87       $12.69          0
   01/01/2012 to 12/31/2012               $12.69       $13.14          0

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $11.87          0
   01/01/2012 to 12/31/2012               $11.87       $12.19          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012              $10.00       $10.27             0

AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.00             0
   01/01/2006 to 12/31/2006               $10.00       $11.02         2,672
   01/01/2007 to 12/31/2007               $11.02       $11.73        10,225
   01/01/2008 to 12/31/2008               $11.73       $ 7.40        11,699
   01/01/2009 to 12/31/2009               $ 7.40       $ 9.00        10,125
   01/01/2010 to 12/31/2010               $ 9.00       $ 9.90         9,470
   01/01/2011 to 12/31/2011               $ 9.90       $ 9.37         9,327
   01/01/2012 to 12/31/2012               $ 9.37       $10.33        11,241

AST COHEN & STEERS REALTY PORTFOLIO
   06/20/2005* to 12/31/2005              $11.33       $11.88             0
   01/01/2006 to 12/31/2006               $11.88       $15.76             0
   01/01/2007 to 12/31/2007               $15.76       $12.24             0
   01/01/2008 to 12/31/2008               $12.24       $ 7.71             0
   01/01/2009 to 12/31/2009               $ 7.71       $ 9.87             0
   01/01/2010 to 12/31/2010               $ 9.87       $12.32             0
   01/01/2011 to 12/31/2011               $12.32       $12.73             0
   01/01/2012 to 12/31/2012               $12.73       $14.25             0

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $10.84             0
   01/01/2006 to 12/31/2006               $10.84       $11.87             0
   01/01/2007 to 12/31/2007               $11.87       $12.80             0
   01/01/2008 to 12/31/2008               $12.80       $ 6.94             0
   01/01/2009 to 12/31/2009               $ 6.94       $ 8.93             0
   01/01/2010 to 12/31/2010               $ 8.93       $11.48             0
   01/01/2011 to 12/31/2011               $11.48       $ 9.68             0
   01/01/2012 to 12/31/2012               $ 9.68       $11.27             0

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.05       $10.15             0
   01/01/2006 to 12/31/2006               $10.15       $11.55             0
   01/01/2007 to 12/31/2007               $11.55       $11.77             0
   01/01/2008 to 12/31/2008               $11.77       $ 6.77             0
   01/01/2009 to 12/31/2009               $ 6.77       $ 7.83             0
   01/01/2010 to 12/31/2010               $ 7.83       $ 8.57             0
   01/01/2011 to 12/31/2011               $ 8.57       $ 7.86             0
   01/01/2012 to 12/31/2012               $ 7.86       $ 9.12             0

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $10.46             0
   01/01/2006 to 12/31/2006               $10.46       $10.78             0
   01/01/2007 to 12/31/2007               $10.78       $12.48             0
   01/01/2008 to 12/31/2008               $12.48       $ 7.17             0
   01/01/2009 to 12/31/2009               $ 7.17       $10.92             0
   01/01/2010 to 12/31/2010               $10.92       $12.70             0
   01/01/2011 to 12/31/2011               $12.70       $11.95             0
   01/01/2012 to 12/31/2012               $11.95       $13.86             0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.92       $11.16          0
   01/01/2006 to 12/31/2006               $11.16       $13.10          0
   01/01/2007 to 12/31/2007               $13.10       $15.12          0
   01/01/2008 to 12/31/2008               $15.12       $ 7.30          0
   01/01/2009 to 12/31/2009               $ 7.30       $ 9.58          0
   01/01/2010 to 12/31/2010               $ 9.58       $10.64          0
   01/01/2011 to 12/31/2011               $10.64       $ 8.99          0
   01/01/2012 to 12/31/2012               $ 8.99       $10.49          0

AST INTERNATIONAL VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.92       $10.59          0
   01/01/2006 to 12/31/2006               $10.59       $13.09          0
   01/01/2007 to 12/31/2007               $13.09       $14.95          0
   01/01/2008 to 12/31/2008               $14.95       $ 8.12          0
   01/01/2009 to 12/31/2009               $ 8.12       $10.28          0
   01/01/2010 to 12/31/2010               $10.28       $11.08          0
   01/01/2011 to 12/31/2011               $11.08       $ 9.40          0
   01/01/2012 to 12/31/2012               $ 9.40       $10.64          0

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.91       $10.53          0
   01/01/2006 to 12/31/2006               $10.53       $12.55          0
   01/01/2007 to 12/31/2007               $12.55       $13.32          0
   01/01/2008 to 12/31/2008               $13.32       $ 7.57          0
   01/01/2009 to 12/31/2009               $ 7.57       $ 9.98          0
   01/01/2010 to 12/31/2010               $ 9.98       $10.38          0
   01/01/2011 to 12/31/2011               $10.38       $ 9.14          0
   01/01/2012 to 12/31/2012               $ 9.14       $10.81          0

AST LARGE-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.08       $10.44          0
   01/01/2006 to 12/31/2006               $10.44       $11.99          0
   01/01/2007 to 12/31/2007               $11.99       $11.29          0
   01/01/2008 to 12/31/2008               $11.29       $ 6.40          0
   01/01/2009 to 12/31/2009               $ 6.40       $ 7.42          0
   01/01/2010 to 12/31/2010               $ 7.42       $ 8.14          0
   01/01/2011 to 12/31/2011               $ 8.14       $ 7.57          0
   01/01/2012 to 12/31/2012               $ 7.57       $ 8.58          0

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $ 9.84          0
   01/01/2006 to 12/31/2006               $ 9.84       $10.48          0
   01/01/2007 to 12/31/2007               $10.48       $10.78          0
   01/01/2008 to 12/31/2008               $10.78       $ 8.03          0
   01/01/2009 to 12/31/2009               $ 8.03       $10.48          0
   01/01/2010 to 12/31/2010               $10.48       $11.53          0
   01/01/2011 to 12/31/2011               $11.53       $12.32          0
   01/01/2012 to 12/31/2012               $12.32       $12.66          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.12       $10.78          0
   01/01/2006 to 12/31/2006               $10.78       $11.21          0
   01/01/2007 to 12/31/2007               $11.21       $12.50          0
   01/01/2008 to 12/31/2008               $12.50       $ 6.83          0
   01/01/2009 to 12/31/2009               $ 6.83       $ 8.60          0
   01/01/2010 to 12/31/2010               $ 8.60       $ 9.99          0
   01/01/2011 to 12/31/2011               $ 9.99       $ 9.60          0
   01/01/2012 to 12/31/2012               $ 9.60       $10.46          0

AST MFS GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.04       $10.64          0
   01/01/2006 to 12/31/2006               $10.64       $11.32          0
   01/01/2007 to 12/31/2007               $11.32       $12.63          0
   01/01/2008 to 12/31/2008               $12.63       $ 7.81          0
   01/01/2009 to 12/31/2009               $ 7.81       $ 9.41          0
   01/01/2010 to 12/31/2010               $ 9.41       $10.30          0
   01/01/2011 to 12/31/2011               $10.30       $ 9.93          0
   01/01/2012 to 12/31/2012               $ 9.93       $11.28          0

AST MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.06       $10.24          0
   01/01/2006 to 12/31/2006               $10.24       $11.34          0
   01/01/2007 to 12/31/2007               $11.34       $11.31          0
   01/01/2008 to 12/31/2008               $11.31       $ 6.78          0
   01/01/2009 to 12/31/2009               $ 6.78       $ 9.14          0
   01/01/2010 to 12/31/2010               $ 9.14       $10.96          0
   01/01/2011 to 12/31/2011               $10.96       $10.26          0
   01/01/2012 to 12/31/2012               $10.26       $11.79          0

AST MONEY MARKET PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $ 9.99          0
   01/01/2006 to 12/31/2006               $ 9.99       $10.13          0
   01/01/2007 to 12/31/2007               $10.13       $10.31          0
   01/01/2008 to 12/31/2008               $10.31       $10.25          0
   01/01/2009 to 12/31/2009               $10.25       $ 9.97          0
   01/01/2010 to 12/31/2010               $ 9.97       $ 9.67          0
   01/01/2011 to 12/31/2011               $ 9.67       $ 9.38          0
   01/01/2012 to 12/31/2012               $ 9.38       $ 9.10          0

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.02       $10.76          0
   01/01/2006 to 12/31/2006               $10.76       $11.56          0
   01/01/2007 to 12/31/2007               $11.56       $11.57          0
   01/01/2008 to 12/31/2008               $11.57       $ 6.48          0
   01/01/2009 to 12/31/2009               $ 6.48       $ 8.84          0
   01/01/2010 to 12/31/2010               $ 8.84       $10.58          0
   01/01/2011 to 12/31/2011               $10.58       $10.01          0
   01/01/2012 to 12/31/2012               $10.01       $11.37          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   06/20/2005* to 12/31/2005              $10.23       $11.21             0
   01/01/2006 to 12/31/2006               $11.21       $12.40             0
   01/01/2007 to 12/31/2007               $12.40       $14.70             0
   01/01/2008 to 12/31/2008               $14.70       $ 8.10             0
   01/01/2009 to 12/31/2009               $ 8.10       $10.20             0
   01/01/2010 to 12/31/2010               $10.20       $12.73             0
   01/01/2011 to 12/31/2011               $12.73       $12.56             0
   01/01/2012 to 12/31/2012               $12.56       $13.69             0

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.01       $10.20             0
   01/01/2006 to 12/31/2006               $10.20       $10.66             0
   01/01/2007 to 12/31/2007               $10.66       $12.27             0
   01/01/2008 to 12/31/2008               $12.27       $ 6.84             0
   01/01/2009 to 12/31/2009               $ 6.84       $ 8.13             0
   01/01/2010 to 12/31/2010               $ 8.13       $ 9.49             0
   01/01/2011 to 04/29/2011               $ 9.49       $10.59             0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/14/2005 to 12/31/2005               $10.00       $ 9.94             0
   01/01/2006 to 12/31/2006               $ 9.94       $10.01             0
   01/01/2007 to 12/31/2007               $10.01       $10.37             0
   01/01/2008 to 12/31/2008               $10.37       $10.17             0
   01/01/2009 to 12/31/2009               $10.17       $10.88             0
   01/01/2010 to 12/31/2010               $10.88       $10.96             0
   01/01/2011 to 12/31/2011               $10.96       $10.87             0
   01/01/2012 to 12/31/2012               $10.87       $11.04             0

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.99       $10.04             0
   01/01/2006 to 12/31/2006               $10.04       $10.10             0
   01/01/2007 to 12/31/2007               $10.10       $10.61             0
   01/01/2008 to 12/31/2008               $10.61       $10.06             0
   01/01/2009 to 12/31/2009               $10.06       $11.37             0
   01/01/2010 to 12/31/2010               $11.37       $11.88             0
   01/01/2011 to 12/31/2011               $11.88       $11.89             0
   01/01/2012 to 12/31/2012               $11.89       $12.61             0

AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   12/05/2005* to 12/31/2005              $10.00       $10.03             0
   01/01/2006 to 12/31/2006               $10.03       $10.50             0
   01/01/2007 to 12/31/2007               $10.50       $11.07             0
   01/01/2008 to 12/31/2008               $11.07       $ 8.65         4,182
   01/01/2009 to 12/31/2009               $ 8.65       $10.07         4,180
   01/01/2010 to 12/31/2010               $10.07       $10.80        12,907
   01/01/2011 to 12/31/2011               $10.80       $10.58        12,856
   01/01/2012 to 12/31/2012               $10.58       $11.33        10,697

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST SMALL-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.04       $10.31          0
   01/01/2006 to 12/31/2006               $10.31       $11.27          0
   01/01/2007 to 12/31/2007               $11.27       $11.71          0
   01/01/2008 to 12/31/2008               $11.71       $ 7.38          0
   01/01/2009 to 12/31/2009               $ 7.38       $ 9.59          0
   01/01/2010 to 12/31/2010               $ 9.59       $12.69          0
   01/01/2011 to 12/31/2011               $12.69       $12.19          0
   01/01/2012 to 12/31/2012               $12.19       $13.26          0

AST SMALL-CAP VALUE PORTFOLIO
   03/14/2005 to 12/31/2005               $10.05       $10.53          0
   01/01/2006 to 12/31/2006               $10.53       $12.26          0
   01/01/2007 to 12/31/2007               $12.26       $11.22          0
   01/01/2008 to 12/31/2008               $11.22       $ 7.65          0
   01/01/2009 to 12/31/2009               $ 7.65       $ 9.42          0
   01/01/2010 to 12/31/2010               $ 9.42       $11.52          0
   01/01/2011 to 12/31/2011               $11.52       $10.51          0
   01/01/2012 to 12/31/2012               $10.51       $12.04          0

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/14/2005 to 12/31/2005               $10.08       $10.20          0
   01/01/2006 to 12/31/2006               $10.20       $12.00          0
   01/01/2007 to 12/31/2007               $12.00       $11.22          0
   01/01/2008 to 12/31/2008               $11.22       $ 6.33          0
   01/01/2009 to 12/31/2009               $ 6.33       $ 7.60          0
   01/01/2010 to 12/31/2010               $ 7.60       $ 8.35          0
   01/01/2011 to 12/31/2011               $ 8.35       $ 7.96          0
   01/01/2012 to 12/31/2012               $ 7.96       $ 9.06          0

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/14/2005 to 12/31/2005               $ 9.95       $ 9.34          0
   01/01/2006 to 12/31/2006               $ 9.34       $ 9.63          0
   01/01/2007 to 12/31/2007               $ 9.63       $10.24          0
   01/01/2008 to 12/31/2008               $10.24       $ 9.69          0
   01/01/2009 to 12/31/2009               $ 9.69       $10.54          0
   01/01/2010 to 12/31/2010               $10.54       $10.81          0
   01/01/2011 to 12/31/2011               $10.81       $10.92          0
   01/01/2012 to 12/31/2012               $10.92       $11.15          0

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/14/2005 to 12/31/2005               $10.02       $11.98          0
   01/01/2006 to 12/31/2006               $11.98       $12.28          0
   01/01/2007 to 12/31/2007               $12.28       $12.89          0
   01/01/2008 to 12/31/2008               $12.89       $ 7.43          0
   01/01/2009 to 12/31/2009               $ 7.43       $11.06          0
   01/01/2010 to 12/31/2010               $11.06       $12.42          0
   01/01/2011 to 12/31/2011               $12.42       $11.84          0
   01/01/2012 to 12/31/2012               $11.84       $13.51          0

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.96          0
   01/01/2008 to 12/31/2008               $ 9.96       $ 9.16          0
   01/01/2009 to 12/31/2009               $ 9.16       $ 9.92          0
   01/01/2010 to 12/31/2010               $ 9.92       $10.37          0
   01/01/2011 to 12/31/2011               $10.37       $10.67          0
   01/01/2012 to 12/31/2012               $10.67       $11.16          0

EVERGREEN VA INTERNATIONAL EQUITY FUND
   03/14/2005 to 12/31/2005               $ 9.90       $10.88          0
   01/01/2006 to 12/31/2006               $10.88       $13.00          0
   01/01/2007 to 12/31/2007               $13.00       $14.50          0
   01/01/2008 to 12/31/2008               $14.50       $ 8.23          0
   01/01/2009 to 12/31/2009               $ 8.23       $ 9.25          0
   01/01/2010 to 07/16/2010               $ 9.25       $ 8.72          0

EVERGREEN VA OMEGA FUND
   03/14/2005 to 12/31/2005               $10.02       $10.50          0
   01/01/2006 to 12/31/2006               $10.50       $10.79          0
   01/01/2007 to 12/31/2007               $10.79       $11.72          0
   01/01/2008 to 12/31/2008               $11.72       $ 8.28          0
   01/01/2009 to 12/31/2009               $ 8.28       $11.56          0
   01/01/2010 to 07/16/2010               $11.56       $10.72          0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $ 8.74       $10.50          0
   01/01/2011 to 12/31/2011               $10.50       $ 8.88          0
   01/01/2012 to 12/31/2012               $ 8.88       $ 9.79          0

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $10.72       $13.43          0
   01/01/2011 to 12/31/2011               $13.43       $12.33          0
   01/01/2012 to 12/31/2012               $12.33       $14.44          0



* Denotes the start date of these sub-accounts

                                 OPTIMUM PLUS

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE



                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------

AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
   03/19/2007 to 12/31/2007               $11.08       $11.99       411,706
   01/01/2008 to 12/31/2008               $11.99       $ 8.09       371,911
   01/01/2009 to 12/31/2009               $ 8.09       $ 9.96       250,364
   01/01/2010 to 12/31/2010               $ 9.96       $11.04       243,717
   01/01/2011 to 12/31/2011               $11.04       $10.64       237,622
   01/01/2012 to 12/31/2012               $10.64       $11.86       240,813

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $17.44       $17.54       228,111
   01/01/2008 to 12/31/2008               $17.54       $11.33       154,997
   01/01/2009 to 12/31/2009               $11.33       $13.21       198,496
   01/01/2010 to 12/31/2010               $13.21       $14.89       169,315
   01/01/2011 to 12/31/2011               $14.89       $15.27       162,593
   01/01/2012 to 05/04/2012               $15.27       $16.63             0

AST BALANCED ASSET ALLOCATION PORTFOLIO
   03/19/2007 to 12/31/2007               $11.00       $11.86       133,094
   01/01/2008 to 12/31/2008               $11.86       $ 8.37       237,851
   01/01/2009 to 12/31/2009               $ 8.37       $10.22       257,542
   01/01/2010 to 12/31/2010               $10.22       $11.36       323,653
   01/01/2011 to 12/31/2011               $11.36       $11.11       402,312
   01/01/2012 to 12/31/2012               $11.11       $12.37       420,485

AST BLACKROCK VALUE PORTFOLIO
   03/19/2007 to 12/31/2007               $14.65       $14.77       205,376
   01/01/2008 to 12/31/2008               $14.77       $ 9.17       175,827
   01/01/2009 to 12/31/2009               $ 9.17       $10.73       110,665
   01/01/2010 to 12/31/2010               $10.73       $11.95        84,321
   01/01/2011 to 12/31/2011               $11.95       $11.77        70,324
   01/01/2012 to 12/31/2012               $11.77       $13.21        70,906

AST BOND PORTFOLIO 2015
   01/28/2008* to 12/31/2008              $10.00       $11.38       161,639
   01/01/2009 to 12/31/2009               $11.38       $11.23       140,596
   01/01/2010 to 12/31/2010               $11.23       $12.16        82,764
   01/01/2011 to 12/31/2011               $12.16       $12.81        90,616
   01/01/2012 to 12/31/2012               $12.81       $13.06        53,184

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST BOND PORTFOLIO 2016
   01/02/2009* to 12/31/2009              $10.00       $ 9.45           981
   01/01/2010 to 12/31/2010               $ 9.45       $10.35         1,607
   01/01/2011 to 12/31/2011               $10.35       $11.23         5,489
   01/01/2012 to 12/31/2012               $11.23       $11.58         5,649

AST BOND PORTFOLIO 2017
   01/04/2010* to 12/31/2010              $10.00       $10.85             0
   01/01/2011 to 12/31/2011               $10.85       $11.97         1,453
   01/01/2012 to 12/31/2012               $11.97       $12.45         2,044

AST BOND PORTFOLIO 2018
   01/28/2008* to 12/31/2008              $10.00       $12.13        11,683
   01/01/2009 to 12/31/2009               $12.13       $11.28         9,475
   01/01/2010 to 12/31/2010               $11.28       $12.41             0
   01/01/2011 to 12/31/2011               $12.41       $13.96         2,627
   01/01/2012 to 12/31/2012               $13.96       $14.61         4,673

AST BOND PORTFOLIO 2019
   01/28/2008* to 12/31/2008              $10.00       $12.20         9,569
   01/01/2009 to 12/31/2009               $12.20       $11.14             0
   01/01/2010 to 12/31/2010               $11.14       $12.29         4,945
   01/01/2011 to 12/31/2011               $12.29       $14.11             0
   01/01/2012 to 12/31/2012               $14.11       $14.78        12,165

AST BOND PORTFOLIO 2020
   01/02/2009* to 12/31/2009              $10.00       $ 8.86             0
   01/01/2010 to 12/31/2010               $ 8.86       $ 9.81         1,268
   01/01/2011 to 12/31/2011               $ 9.81       $11.53             0
   01/01/2012 to 12/31/2012               $11.53       $12.13           768

AST BOND PORTFOLIO 2021
   01/04/2010* to 12/31/2010              $10.00       $11.10         2,981
   01/01/2011 to 12/31/2011               $11.10       $13.22         6,222
   01/01/2012 to 12/31/2012               $13.22       $13.97             0

AST BOND PORTFOLIO 2022
   01/03/2011* to 12/31/2011              $10.00       $12.12         3,562
   01/01/2012 to 12/31/2012               $12.12       $12.70        19,197

AST BOND PORTFOLIO 2023
   01/03/2012* to 12/31/2012              $10.00       $10.48        10,462

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
   03/19/2007 to 12/31/2007               $11.22       $12.24       420,583
   01/01/2008 to 12/31/2008               $12.24       $ 7.88       495,503
   01/01/2009 to 12/31/2009               $ 7.88       $ 9.78       462,021
   01/01/2010 to 12/31/2010               $ 9.78       $10.98       364,312
   01/01/2011 to 12/31/2011               $10.98       $10.61       310,209
   01/01/2012 to 12/31/2012               $10.61       $11.94       351,268

AST COHEN & STEERS REALTY PORTFOLIO
   03/19/2007 to 12/31/2007               $31.90       $24.67       155,081
   01/01/2008 to 12/31/2008               $24.67       $15.86       111,995
   01/01/2009 to 12/31/2009               $15.86       $20.71        96,981
   01/01/2010 to 12/31/2010               $20.71       $26.39        88,762
   01/01/2011 to 12/31/2011               $26.39       $27.85        75,280
   01/01/2012 to 12/31/2012               $27.85       $31.80        92,654

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $12.62       $13.64       189,572
   01/01/2008 to 12/31/2008               $13.64       $ 7.55       125,578
   01/01/2009 to 12/31/2009               $ 7.55       $ 9.92        89,622
   01/01/2010 to 12/31/2010               $ 9.92       $13.01        81,914
   01/01/2011 to 12/31/2011               $13.01       $11.19       137,269
   01/01/2012 to 12/31/2012               $11.19       $13.30       130,099

AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
   03/19/2007 to 12/31/2007               $28.49       $29.91       507,472
   01/01/2008 to 12/31/2008               $29.91       $17.56       379,447
   01/01/2009 to 12/31/2009               $17.56       $20.72       266,028
   01/01/2010 to 12/31/2010               $20.72       $23.16       214,419
   01/01/2011 to 12/31/2011               $23.16       $21.66       193,150
   01/01/2012 to 12/31/2012               $21.66       $25.66       182,309

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $ 4.77       $ 5.43       362,040
   01/01/2008 to 12/31/2008               $ 5.43       $ 3.18       295,139
   01/01/2009 to 12/31/2009               $ 3.18       $ 4.95       301,894
   01/01/2010 to 12/31/2010               $ 4.95       $ 5.87       288,663
   01/01/2011 to 12/31/2011               $ 5.87       $ 5.64       242,754
   01/01/2012 to 12/31/2012               $ 5.64       $ 6.68       295,653

AST INTERNATIONAL GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $22.26       $26.40       715,857
   01/01/2008 to 12/31/2008               $26.40       $13.01       552,699
   01/01/2009 to 12/31/2009               $13.01       $17.42       377,357
   01/01/2010 to 12/31/2010               $17.42       $19.75       307,090
   01/01/2011 to 12/31/2011               $19.75       $17.03       256,898
   01/01/2012 to 12/31/2012               $17.03       $20.29       244,689

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST INTERNATIONAL VALUE PORTFOLIO
   03/19/2007 to 12/31/2007               $20.79       $23.92       246,638
   01/01/2008 to 12/31/2008               $23.92       $13.26       126,470
   01/01/2009 to 12/31/2009               $13.26       $17.13       165,528
   01/01/2010 to 12/31/2010               $17.13       $18.84       155,007
   01/01/2011 to 12/31/2011               $18.84       $16.31       132,978
   01/01/2012 to 12/31/2012               $16.31       $18.84        69,926

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
   03/19/2007 to 12/31/2007               $24.10       $26.09       233,797
   01/01/2008 to 12/31/2008               $26.09       $15.14       128,075
   01/01/2009 to 12/31/2009               $15.14       $20.37       111,338
   01/01/2010 to 12/31/2010               $20.37       $21.61        99,329
   01/01/2011 to 12/31/2011               $21.61       $19.43        88,820
   01/01/2012 to 12/31/2012               $19.43       $23.46       106,686

AST LARGE-CAP VALUE PORTFOLIO
   03/19/2007 to 12/31/2007               $26.11       $25.41       451,318
   01/01/2008 to 12/31/2008               $25.41       $14.72       267,385
   01/01/2009 to 12/31/2009               $14.72       $17.40       205,587
   01/01/2010 to 12/31/2010               $17.40       $19.50       184,694
   01/01/2011 to 12/31/2011               $19.50       $18.50       150,135
   01/01/2012 to 12/31/2012               $18.50       $21.40       129,302

AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
   03/19/2007 to 12/31/2007               $14.26       $14.68       220,080
   01/01/2008 to 12/31/2008               $14.68       $11.16       140,679
   01/01/2009 to 12/31/2009               $11.16       $14.87       152,690
   01/01/2010 to 12/31/2010               $14.87       $16.69       119,402
   01/01/2011 to 12/31/2011               $16.69       $18.20        95,056
   01/01/2012 to 12/31/2012               $18.20       $19.09       125,238

AST MARSICO CAPITAL GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $19.69       $22.29       971,315
   01/01/2008 to 12/31/2008               $22.29       $12.43       710,826
   01/01/2009 to 12/31/2009               $12.43       $15.97       454,565
   01/01/2010 to 12/31/2010               $15.97       $18.93       364,357
   01/01/2011 to 12/31/2011               $18.93       $18.57       314,477
   01/01/2012 to 12/31/2012               $18.57       $20.64       298,859

AST MFS GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $ 8.71       $ 9.99       385,830
   01/01/2008 to 12/31/2008               $ 9.99       $ 6.30       283,991
   01/01/2009 to 12/31/2009               $ 6.30       $ 7.75       357,512
   01/01/2010 to 12/31/2010               $ 7.75       $ 8.65       303,538
   01/01/2011 to 12/31/2011               $ 8.65       $ 8.52       270,926
   01/01/2012 to 12/31/2012               $ 8.52       $ 9.87       195,704

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST MID-CAP VALUE PORTFOLIO
   03/19/2007 to 12/31/2007               $14.11       $14.12        123,018
   01/01/2008 to 12/31/2008               $14.12       $ 8.65         81,270
   01/01/2009 to 12/31/2009               $ 8.65       $11.89         67,540
   01/01/2010 to 12/31/2010               $11.89       $14.55         63,900
   01/01/2011 to 12/31/2011               $14.55       $13.91         39,508
   01/01/2012 to 12/31/2012               $13.91       $16.30         57,927

AST MONEY MARKET PORTFOLIO
   03/19/2007 to 12/31/2007               $13.73       $14.14      2,274,112
   01/01/2008 to 12/31/2008               $14.14       $14.35      2,934,205
   01/01/2009 to 12/31/2009               $14.35       $14.25      1,421,640
   01/01/2010 to 12/31/2010               $14.25       $14.11      1,176,323
   01/01/2011 to 12/31/2011               $14.11       $13.97        824,499
   01/01/2012 to 12/31/2012               $13.97       $13.83        713,101

AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
   03/19/2007 to 12/31/2007               $35.44       $35.87        379,524
   01/01/2008 to 12/31/2008               $35.87       $20.51        269,632
   01/01/2009 to 12/31/2009               $20.51       $28.55        181,892
   01/01/2010 to 12/31/2010               $28.55       $34.89        147,445
   01/01/2011 to 12/31/2011               $34.89       $33.69        125,064
   01/01/2012 to 12/31/2012               $33.69       $39.06        118,486

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $25.39       $29.67        403,400
   01/01/2008 to 12/31/2008               $29.67       $16.69        258,551
   01/01/2009 to 12/31/2009               $16.69       $21.45        202,478
   01/01/2010 to 12/31/2010               $21.45       $27.32        181,262
   01/01/2011 to 12/31/2011               $27.32       $27.50        154,240
   01/01/2012 to 12/31/2012               $27.50       $30.60        127,169

AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $10.58       $12.29        291,364
   01/01/2008 to 12/31/2008               $12.29       $ 6.99        185,040
   01/01/2009 to 12/31/2009               $ 6.99       $ 8.48        130,897
   01/01/2010 to 12/31/2010               $ 8.48       $10.10        108,496
   01/01/2011 to 04/29/2011               $10.10       $11.35              0

AST PIMCO LIMITED MATURITY BOND PORTFOLIO
   03/19/2007 to 12/31/2007               $15.85       $16.61        476,073
   01/01/2008 to 12/31/2008               $16.61       $16.63        417,181
   01/01/2009 to 12/31/2009               $16.63       $18.15        376,120
   01/01/2010 to 12/31/2010               $18.15       $18.67        283,949
   01/01/2011 to 12/31/2011               $18.67       $18.90        241,831
   01/01/2012 to 12/31/2012               $18.90       $19.58        267,544

AST PIMCO TOTAL RETURN BOND PORTFOLIO
   03/19/2007 to 12/31/2007               $19.37       $20.48        932,528
   01/01/2008 to 12/31/2008               $20.48       $19.82        673,230
   01/01/2009 to 12/31/2009               $19.82       $22.86        695,034
   01/01/2010 to 12/31/2010               $22.86       $24.38        586,949
   01/01/2011 to 12/31/2011               $24.38       $24.90        532,204
   01/01/2012 to 12/31/2012               $24.90       $26.95        554,965

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
   03/19/2007 to 12/31/2007               $10.79       $11.55        89,895
   01/01/2008 to 12/31/2008               $11.55       $ 9.21       152,701
   01/01/2009 to 12/31/2009               $ 9.21       $10.94       182,513
   01/01/2010 to 12/31/2010               $10.94       $11.98       203,990
   01/01/2011 to 12/31/2011               $11.98       $11.98       173,004
   01/01/2012 to 12/31/2012               $11.98       $13.09       274,996

AST SMALL-CAP GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $17.47       $18.11       238,483
   01/01/2008 to 12/31/2008               $18.11       $11.66       196,511
   01/01/2009 to 12/31/2009               $11.66       $15.45       165,746
   01/01/2010 to 12/31/2010               $15.45       $20.87       138,847
   01/01/2011 to 12/31/2011               $20.87       $20.46       118,573
   01/01/2012 to 12/31/2012               $20.46       $22.72       122,406

AST SMALL-CAP VALUE PORTFOLIO
   03/19/2007 to 12/31/2007               $25.10       $23.42       357,717
   01/01/2008 to 12/31/2008               $23.42       $16.30       265,536
   01/01/2009 to 12/31/2009               $16.30       $20.49       179,703
   01/01/2010 to 12/31/2010               $20.49       $25.56       142,958
   01/01/2011 to 12/31/2011               $25.56       $23.79       125,180
   01/01/2012 to 12/31/2012               $23.79       $27.83       104,650

AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
   03/19/2007 to 12/31/2007               $15.28       $14.85       396,679
   01/01/2008 to 12/31/2008               $14.85       $ 8.54       201,923
   01/01/2009 to 12/31/2009               $ 8.54       $10.47       124,152
   01/01/2010 to 12/31/2010               $10.47       $11.74       109,186
   01/01/2011 to 12/31/2011               $11.74       $11.43        78,033
   01/01/2012 to 12/31/2012               $11.43       $13.27       174,018

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
   03/19/2007 to 12/31/2007               $15.17       $16.31       195,478
   01/01/2008 to 12/31/2008               $16.31       $15.75       157,502
   01/01/2009 to 12/31/2009               $15.75       $17.49       152,843
   01/01/2010 to 12/31/2010               $17.49       $18.30       130,474
   01/01/2011 to 12/31/2011               $18.30       $18.87       127,285
   01/01/2012 to 12/31/2012               $18.87       $19.66       130,910

AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
   03/19/2007 to 12/31/2007               $15.60       $16.92       156,491
   01/01/2008 to 12/31/2008               $16.92       $ 9.96       118,069
   01/01/2009 to 12/31/2009               $ 9.96       $15.12       139,111
   01/01/2010 to 12/31/2010               $15.12       $17.33        91,822
   01/01/2011 to 12/31/2011               $17.33       $16.87        92,278
   01/01/2012 to 12/31/2012               $16.87       $19.63       117,823

                                                                   NUMBER OF
                                       ACCUMULATION ACCUMULATION  ACCUMULATION
                                        UNIT VALUE   UNIT VALUE      UNITS
                                       AT BEGINNING    AT END    OUTSTANDING AT
SUB-ACCOUNTS                            OF PERIOD    OF PERIOD   END OF PERIOD
------------                           ------------ ------------ --------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
   11/19/2007* to 12/31/2007              $10.00       $ 9.99         5,043
   01/01/2008 to 12/31/2008               $ 9.99       $ 9.37        57,790
   01/01/2009 to 12/31/2009               $ 9.37       $10.36        14,693
   01/01/2010 to 12/31/2010               $10.36       $11.05        13,807
   01/01/2011 to 12/31/2011               $11.05       $11.60        26,245
   01/01/2012 to 12/31/2012               $11.60       $12.39        38,757

EVERGREEN VA INTERNATIONAL EQUITY FUND
   03/19/2007 to 12/31/2007               $17.30       $19.67        52,809
   01/01/2008 to 12/31/2008               $19.67       $11.40        35,866
   01/01/2009 to 12/31/2009               $11.40       $13.08        27,089
   01/01/2010 to 07/16/2010               $13.08       $12.47             0

EVERGREEN VA OMEGA FUND
   03/19/2007 to 12/31/2007               $10.48       $11.77         5,307
   01/01/2008 to 12/31/2008               $11.77       $ 8.49         6,360
   01/01/2009 to 12/31/2009               $ 8.49       $12.10        13,022
   01/01/2010 to 07/16/2010               $12.10       $11.34             0

WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $12.49       $15.14        24,499
   01/01/2011 to 12/31/2011               $15.14       $13.07        29,906
   01/01/2012 to 12/31/2012               $13.07       $14.71        29,228

WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
   07/16/2010* to 12/31/2010              $11.34       $14.34         6,844
   01/01/2011 to 12/31/2011               $14.34       $13.44        14,852
   01/01/2012 to 12/31/2012               $13.44       $16.07        10,531



* Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2012

                                                                             SUBACCOUNTS
                                               -----------------------------------------------------------------------
                                                    AST           AST      AST AMERICAN  AST SCHRODERS
                                               GOLDMAN SACHS T. ROWE PRICE   CENTURY      MULTI-ASSET
                                                 LARGE-CAP     LARGE-CAP     INCOME &        WORLD           AST
                                                   VALUE        GROWTH        GROWTH      STRATEGIES     MONEY MARKET
                                                 PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO
                                               ------------- ------------- ------------  -------------- --------------
ASSETS
  Investment in the portfolios, at fair value. $614,004,371  $389,449,172  $          0  $1,203,587,996 $1,048,385,449
                                               ------------  ------------  ------------  -------------- --------------
  Net Assets.................................. $614,004,371  $389,449,172  $          0  $1,203,587,996 $1,048,385,449
                                               ============  ============  ============  ============== ==============

NET ASSETS, representing:
  Accumulation units.......................... $614,004,371  $389,449,172  $          0  $1,203,587,996 $1,048,385,449
                                               ------------  ------------  ------------  -------------- --------------
                                               $614,004,371  $389,449,172  $          0  $1,203,587,996 $1,048,385,449
                                               ============  ============  ============  ============== ==============

  Units outstanding...........................   42,846,969    30,668,443             0      91,005,979     96,860,963
                                               ============  ============  ============  ============== ==============

  Portfolio shares held.......................   34,847,013    27,215,176             0      87,027,332  1,048,385,449
  Portfolio net asset value per share......... $      17.62  $      14.31  $          0  $        13.83 $         1.00
  Investment in portfolio shares, at cost..... $482,362,139  $334,355,461  $          0  $1,136,603,189 $1,048,385,449

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                             SUBACCOUNTS
                                               -----------------------------------------------------------------------
                                                    AST           AST      AST AMERICAN  AST SCHRODERS
                                               GOLDMAN SACHS T. ROWE PRICE   CENTURY      MULTI-ASSET
                                                 LARGE-CAP     LARGE-CAP     INCOME &        WORLD           AST
                                                   VALUE        GROWTH        GROWTH      STRATEGIES     MONEY MARKET
                                                 PORTFOLIO     PORTFOLIO    PORTFOLIO      PORTFOLIO      PORTFOLIO
                                               ------------- ------------- ------------  -------------- --------------
                                                01/01/2012    01/01/2012    01/01/2012    01/01/2012      01/01/2012
                                                    TO            TO            TO            TO              TO
                                                12/31/2012    12/31/2012   05/04/2012**   12/31/2012      12/31/2012
                                               ------------- ------------- ------------  -------------- --------------
INVESTMENT INCOME
  Dividend income............................. $  7,137,213  $          0  $          0  $   23,325,825 $      122,642
                                               ------------  ------------  ------------  -------------- --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................   10,958,732     6,750,797     1,272,718      20,425,957     19,056,512
                                               ------------  ------------  ------------  -------------- --------------

NET INVESTMENT INCOME (LOSS)..................   (3,821,519)   (6,750,797)   (1,272,718)      2,899,868    (18,933,870)
                                               ------------  ------------  ------------  -------------- --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            0             0             0               0              0
  Realized gain (loss) on shares redeemed.....    5,407,843    24,620,363    43,409,088      23,339,272              0
  Net change in unrealized gain (loss) on
   investments................................   96,094,935    31,533,593   (24,520,770)     67,084,291              0
                                               ------------  ------------  ------------  -------------- --------------

NET GAIN (LOSS) ON INVESTMENTS................  101,502,778    56,153,956    18,888,318      90,423,563              0
                                               ------------  ------------  ------------  -------------- --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ 97,681,259  $ 49,403,159  $ 17,615,600  $   93,323,431 $  (18,933,870)
                                               ============  ============  ============  ============== ==============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                               AST
     AST        AST J.P. MORGAN     AST                     FEDERATED        AST          AST         AST GOLDMAN
COHEN & STEERS     STRATEGIC     BLACKROCK        AST       AGGRESSIVE     MID-CAP     SMALL-CAP         SACHS
    REALTY       OPPORTUNITIES     VALUE       HIGH YIELD     GROWTH        VALUE        VALUE        CONCENTRATED
  PORTFOLIO        PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    GROWTH PORTFOLIO
--------------  --------------- ------------  ------------ ------------  -----------  ------------  ----------------
 $171,391,631   $1,212,902,162  $129,268,083  $446,375,813 $264,699,990  $99,274,294  $304,317,079    $273,394,264
 ------------   --------------  ------------  ------------ ------------  -----------  ------------    ------------
 $171,391,631   $1,212,902,162  $129,268,083  $446,375,813 $264,699,990  $99,274,294  $304,317,079    $273,394,264
 ============   ==============  ============  ============ ============  ===========  ============    ============

 $171,391,631   $1,212,902,162  $129,268,083  $446,375,813 $264,699,990  $99,274,294  $304,317,079    $273,394,264
 ------------   --------------  ------------  ------------ ------------  -----------  ------------    ------------
 $171,391,631   $1,212,902,162  $129,268,083  $446,375,813 $264,699,990  $99,274,294  $304,317,079    $273,394,264
 ============   ==============  ============  ============ ============  ===========  ============    ============

    6,083,703       86,515,139     9,571,421    23,729,085   17,495,066    6,108,768    14,752,425      14,281,465
 ============   ==============  ============  ============ ============  ===========  ============    ============

   23,350,359       86,327,556    13,564,332    58,273,605   27,487,019    7,403,005    20,396,587       8,723,493
 $       7.34   $        14.05  $       9.53  $       7.66 $       9.63  $     13.41  $      14.92    $      31.34
 $147,496,368   $1,053,303,324  $117,253,334  $426,392,431 $255,716,719  $88,982,935  $233,062,477    $212,669,256


                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                               AST
     AST        AST J.P. MORGAN     AST                     FEDERATED        AST          AST         AST GOLDMAN
COHEN & STEERS     STRATEGIC     BLACKROCK        AST       AGGRESSIVE     MID-CAP     SMALL-CAP         SACHS
    REALTY       OPPORTUNITIES     VALUE       HIGH YIELD     GROWTH        VALUE        VALUE        CONCENTRATED
  PORTFOLIO        PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO    GROWTH PORTFOLIO
--------------  --------------- ------------  ------------ ------------  -----------  ------------  ----------------
  01/01/2012      01/01/2012     01/01/2012    01/01/2012   01/01/2012    01/01/2012   01/01/2012      01/01/2012
      TO              TO             TO            TO           TO            TO           TO              TO
  12/31/2012      12/31/2012     12/31/2012    12/31/2012   12/31/2012    12/31/2012   12/31/2012      12/31/2012
--------------  --------------- ------------  ------------ ------------  -----------  ------------  ----------------

 $  2,369,783   $   17,952,465  $  1,483,425  $ 20,773,814 $          0  $   431,998  $  1,418,774    $    711,296
 ------------   --------------  ------------  ------------ ------------  -----------  ------------    ------------

    2,690,662       21,200,431     2,224,715     6,653,490    4,646,139    1,596,170     5,412,212       4,106,333
 ------------   --------------  ------------  ------------ ------------  -----------  ------------    ------------

     (320,879)      (3,247,966)     (741,290)   14,120,324   (4,646,139)  (1,164,172)   (3,993,438)     (3,395,037)
 ------------   --------------  ------------  ------------ ------------  -----------  ------------    ------------

            0                0             0             0            0      384,292             0               0
    9,875,342       31,157,508     4,774,647    12,107,942   10,961,331    4,825,824    31,261,713      16,245,213
    9,879,470       67,697,640     8,271,121    20,275,620   35,819,112    8,847,952    17,178,068      31,122,073
 ------------   --------------  ------------  ------------ ------------  -----------  ------------    ------------

   19,754,812       98,855,148    13,045,768    32,383,562   46,780,443   14,058,068    48,439,781      47,367,286
 ------------   --------------  ------------  ------------ ------------  -----------  ------------    ------------

 $ 19,433,933   $   95,607,182  $ 12,304,478  $ 46,503,886 $ 42,134,304  $12,893,896  $ 44,446,343    $ 43,972,249
 ============   ==============  ============  ============ ============  ===========  ============    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2012

                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                 AST GOLDMAN      AST GOLDMAN                         AST
                                                    SACHS            SACHS            AST         LORD ABBETT          AST
                                                   MID-CAP         SMALL-CAP       LARGE-CAP       CORE FIXED    MARSICO CAPITAL
                                               GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO GROWTH PORTFOLIO
                                               ---------------- --------------- --------------- ---------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.   $217,543,345    $160,397,597    $225,816,071     $361,599,026     $759,466,492
                                                 ------------    ------------    ------------     ------------     ------------
  Net Assets..................................   $217,543,345    $160,397,597    $225,816,071     $361,599,026     $759,466,492
                                                 ============    ============    ============     ============     ============

NET ASSETS, representing:
  Accumulation units..........................   $217,543,345    $160,397,597    $225,816,071     $361,599,026     $759,466,492
                                                 ------------    ------------    ------------     ------------     ------------
                                                 $217,543,345    $160,397,597    $225,816,071     $361,599,026     $759,466,492
                                                 ============    ============    ============     ============     ============

  Units outstanding...........................     19,533,618       6,306,649      18,083,059       20,916,654       54,818,134
                                                 ============    ============    ============     ============     ============

  Portfolio shares held.......................     41,436,828      13,245,053      15,902,540       31,443,394       35,555,547
  Portfolio net asset value per share.........   $       5.25    $      12.11    $      14.20     $      11.50     $      21.36
  Investment in portfolio shares, at cost.....   $211,690,866    $137,833,040    $192,472,130     $339,898,903     $563,431,543

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                 AST GOLDMAN      AST GOLDMAN                         AST
                                                    SACHS            SACHS            AST         LORD ABBETT          AST
                                                   MID-CAP         SMALL-CAP       LARGE-CAP       CORE FIXED    MARSICO CAPITAL
                                               GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO GROWTH PORTFOLIO
                                               ---------------- --------------- --------------- ---------------- ----------------
                                                  01/01/2012      01/01/2012      01/01/2012       01/01/2012       01/01/2012
                                                      TO              TO              TO               TO               TO
                                                  12/31/2012      12/31/2012      12/31/2012       12/31/2012       12/31/2012
                                               ---------------- --------------- --------------- ---------------- ----------------
INVESTMENT INCOME
  Dividend income.............................   $          0    $    805,801    $  7,385,892     $  4,176,062     $  3,355,635
                                                 ------------    ------------    ------------     ------------     ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      3,672,185       2,459,633       3,978,039        6,174,891       14,265,668
                                                 ------------    ------------    ------------     ------------     ------------

NET INVESTMENT INCOME (LOSS)..................     (3,672,185)     (1,653,832)      3,407,853       (1,998,829)     (10,910,033)
                                                 ------------    ------------    ------------     ------------     ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........     23,887,476               0               0        9,933,591                0
  Realized gain (loss) on shares redeemed.....      7,249,151       9,090,904     (18,060,034)      12,222,146       17,885,416
  Net change in unrealized gain (loss) on
   investments................................      3,297,132      10,813,631      44,012,336       (5,561,026)      70,490,796
                                                 ------------    ------------    ------------     ------------     ------------

NET GAIN (LOSS) ON INVESTMENTS................     34,433,759      19,904,535      25,952,302       16,594,711       88,376,212
                                                 ------------    ------------    ------------     ------------     ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 30,761,574    $ 18,250,703    $ 29,360,155     $ 14,595,882     $ 77,466,179
                                                 ============    ============    ============     ============     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
                 AST NEUBERGER    AST NEUBERGER      AST            AST           AST            AST          AST
    AST              BERMAN        BERMAN/LSV     SMALL-CAP    PIMCO LIMITED  PIMCO TOTAL   T. ROWE PRICE    QMA US
 MFS GROWTH         MID-CAP          MID-CAP        GROWTH     MATURITY BOND  RETURN BOND   EQUITY INCOME EQUITY ALPHA
 PORTFOLIO      GROWTH PORTFOLIO VALUE PORTFOLIO  PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
------------    ---------------- --------------- ------------  ------------- -------------- ------------- ------------
$218,354,477      $259,450,120    $331,538,473   $131,511,083  $672,854,720  $2,363,957,819 $194,476,608  $128,439,283
------------      ------------    ------------   ------------  ------------  -------------- ------------  ------------
$218,354,477      $259,450,120    $331,538,473   $131,511,083  $672,854,720  $2,363,957,819 $194,476,608  $128,439,283
============      ============    ============   ============  ============  ============== ============  ============

$218,354,477      $259,450,120    $331,538,473   $131,511,083  $672,854,720  $2,363,957,819 $194,476,608  $128,439,283
------------      ------------    ------------   ------------  ------------  -------------- ------------  ------------
$218,354,477      $259,450,120    $331,538,473   $131,511,083  $672,854,720  $2,363,957,819 $194,476,608  $128,439,283
============      ============    ============   ============  ============  ============== ============  ============

  20,868,434        12,556,851      13,358,384      7,448,151    47,792,014     138,676,729   15,573,111     9,786,553
============      ============    ============   ============  ============  ============== ============  ============

  19,548,297        10,628,846      19,559,792      5,803,667    63,596,854     188,814,522   20,471,222     9,444,065
$      11.17      $      24.41    $      16.95   $      22.66  $      10.58  $        12.52 $       9.50  $      13.60
$166,961,299      $208,590,691    $239,665,986   $122,524,235  $660,513,855  $2,247,694,358 $162,895,903  $103,633,694


                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
                 AST NEUBERGER    AST NEUBERGER      AST            AST           AST            AST          AST
    AST              BERMAN        BERMAN/LSV     SMALL-CAP    PIMCO LIMITED  PIMCO TOTAL   T. ROWE PRICE    QMA US
 MFS GROWTH         MID-CAP          MID-CAP        GROWTH     MATURITY BOND  RETURN BOND   EQUITY INCOME EQUITY ALPHA
 PORTFOLIO      GROWTH PORTFOLIO VALUE PORTFOLIO  PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
------------    ---------------- --------------- ------------  ------------- -------------- ------------- ------------
 01/01/2012        01/01/2012      01/01/2012     01/01/2012    01/01/2012    01/01/2012     01/01/2012    01/01/2012
     TO                TO              TO             TO            TO            TO             TO            TO
 12/31/2012        12/31/2012      12/31/2012     12/31/2012    12/31/2012    12/31/2012     12/31/2012    12/31/2012
------------    ---------------- --------------- ------------  ------------- -------------- ------------- ------------
$          0      $          0    $  3,581,017   $          0  $  8,813,651  $   59,807,982 $    338,578  $    991,786
------------      ------------    ------------   ------------  ------------  -------------- ------------  ------------

   3,576,920         4,190,831       5,431,665      2,274,294    12,027,812      37,880,266    3,208,314     1,902,099
------------      ------------    ------------   ------------  ------------  -------------- ------------  ------------

  (3,576,920)       (4,190,831)     (1,850,648)    (2,274,294)   (3,214,161)     21,927,716   (2,869,736)     (910,313)
------------      ------------    ------------   ------------  ------------  -------------- ------------  ------------

           0                 0               0              0    21,616,209      23,937,171            0             0
   4,590,649         3,038,351       1,475,466      8,866,631    (7,621,877)     32,456,405    9,502,916     2,380,106

  28,475,389        28,111,503      46,868,042      4,222,757     9,908,128      82,241,310   16,374,061    16,642,367
------------      ------------    ------------   ------------  ------------  -------------- ------------  ------------

  33,066,038        31,149,854      48,343,508     13,089,388    23,902,460     138,634,886   25,876,977    19,022,473
------------      ------------    ------------   ------------  ------------  -------------- ------------  ------------

$ 29,489,118      $ 26,959,023    $ 46,492,860   $ 10,815,094  $ 20,688,299  $  160,562,602 $ 23,007,241  $ 18,112,160
============      ============    ============   ============  ============  ============== ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2012

                                                                               SUBACCOUNTS
                                               ---------------------------------------------------------------------------

                                                    AST
                                               T. ROWE PRICE       AST             AST          AST             AST
                                                  NATURAL     T. ROWE PRICE   INTERNATIONAL  MFS GLOBAL       JPMORGAN
                                                 RESOURCES   ASSET ALLOCATION     VALUE        EQUITY      INTERNATIONAL
                                                 PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO    EQUITY PORTFOLIO
                                               ------------- ---------------- ------------- ------------  ----------------
ASSETS
  Investment in the portfolios, at fair value. $253,999,831   $1,911,349,180  $142,342,978  $157,917,632    $206,758,252
                                               ------------   --------------  ------------  ------------    ------------
  Net Assets.................................. $253,999,831   $1,911,349,180  $142,342,978  $157,917,632    $206,758,252
                                               ============   ==============  ============  ============    ============

NET ASSETS, representing:
  Accumulation units.......................... $253,999,831   $1,911,349,180  $142,342,978  $157,917,632    $206,758,252
                                               ------------   --------------  ------------  ------------    ------------
                                               $253,999,831   $1,911,349,180  $142,342,978  $157,917,632    $206,758,252
                                               ============   ==============  ============  ============    ============

  Units outstanding...........................    9,550,468      120,271,609    10,512,769     8,585,436      11,582,552
                                               ============   ==============  ============  ============    ============

  Portfolio shares held.......................   12,893,392      100,228,064     9,267,121    13,303,929       9,313,435
  Portfolio net asset value per share......... $      19.70   $        19.07  $      15.36  $      11.87    $      22.20
  Investment in portfolio shares, at cost..... $266,692,203   $1,682,666,328  $132,949,887  $134,619,221    $181,698,669

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                               SUBACCOUNTS
                                               ---------------------------------------------------------------------------

                                                    AST
                                               T. ROWE PRICE       AST             AST          AST             AST
                                                  NATURAL     T. ROWE PRICE   INTERNATIONAL  MFS GLOBAL       JPMORGAN
                                                 RESOURCES   ASSET ALLOCATION     VALUE        EQUITY      INTERNATIONAL
                                                 PORTFOLIO      PORTFOLIO       PORTFOLIO    PORTFOLIO    EQUITY PORTFOLIO
                                               ------------- ---------------- ------------- ------------  ----------------
                                                01/01/2012      01/01/2012     01/01/2012    01/01/2012      01/01/2012
                                                    TO              TO             TO            TO              TO
                                                12/31/2012      12/31/2012     12/31/2012    12/31/2012      12/31/2012
                                               ------------- ---------------- ------------- ------------  ----------------
INVESTMENT INCOME
  Dividend income............................. $  1,115,566   $   22,822,359  $  3,485,969  $  1,559,059    $  3,489,887
                                               ------------   --------------  ------------  ------------    ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    4,300,667       31,079,626     2,467,861     2,254,027       3,047,037
                                               ------------   --------------  ------------  ------------    ------------

NET INVESTMENT INCOME (LOSS)..................   (3,185,101)      (8,257,267)    1,018,108      (694,968)        442,850
                                               ------------   --------------  ------------  ------------    ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            0       14,470,571             0             0               0
  Realized gain (loss) on shares redeemed.....    2,275,657       46,039,654     6,738,173     5,390,085       1,520,190
  Net change in unrealized gain (loss) on
   investments................................    2,203,945      126,550,775    10,502,501    20,912,421      31,260,141
                                               ------------   --------------  ------------  ------------    ------------

NET GAIN (LOSS) ON INVESTMENTS................    4,479,602      187,061,000    17,240,674    26,302,506      32,780,331
                                               ------------   --------------  ------------  ------------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $  1,294,501   $  178,803,733  $ 18,258,782  $ 25,607,538    $ 33,223,181
                                               ============   ==============  ============  ============    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                                                    AST
                                      AST           AST           ACADEMIC          AST             AST
     AST                          WELLINGTON   CAPITAL GROWTH    STRATEGIES       BALANCED      PRESERVATION         AST
T. ROWE PRICE         AST         MANAGEMENT       ASSET           ASSET           ASSET           ASSET          SCHRODERS
 GLOBAL BOND     INTERNATIONAL   HEDGED EQUITY   ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION    GLOBAL TACTICAL
  PORTFOLIO     GROWTH PORTFOLIO   PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
-------------   ---------------- ------------- --------------  --------------  --------------  --------------  ---------------
$264,564,291      $426,787,497   $263,880,786  $4,005,043,546  $3,322,479,940  $2,847,166,952  $2,916,724,487   $729,941,398
------------      ------------   ------------  --------------  --------------  --------------  --------------   ------------
$264,564,291      $426,787,497   $263,880,786  $4,005,043,546  $3,322,479,940  $2,847,166,952  $2,916,724,487   $729,941,398
============      ============   ============  ==============  ==============  ==============  ==============   ============

$264,564,291      $426,787,497   $263,880,786  $4,005,043,546  $3,322,479,940  $2,847,166,952  $2,916,724,487   $729,941,398
------------      ------------   ------------  --------------  --------------  --------------  --------------   ------------
$264,564,291      $426,787,497   $263,880,786  $4,005,043,546  $3,322,479,940  $2,847,166,952  $2,916,724,487   $729,941,398
============      ============   ============  ==============  ==============  ==============  ==============   ============

  16,122,460        24,202,959     25,556,052     355,694,057     296,046,865     241,017,085     235,651,564     63,913,835
============      ============   ============  ==============  ==============  ==============  ==============   ============

  23,642,921        35,985,455     26,520,682     350,704,339     290,680,660     242,725,230     242,051,825     61,598,430
$      11.19      $      11.86   $       9.95  $        11.42  $        11.43  $        11.73  $        12.05   $      11.85
$260,061,801      $352,700,359   $243,792,472  $3,545,670,782  $2,901,333,192  $2,578,688,612  $2,579,142,054   $665,134,534


                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                                                                    AST
                                      AST           AST           ACADEMIC          AST             AST
     AST                          WELLINGTON   CAPITAL GROWTH    STRATEGIES       BALANCED      PRESERVATION         AST
T. ROWE PRICE         AST         MANAGEMENT       ASSET           ASSET           ASSET           ASSET          SCHRODERS
 GLOBAL BOND     INTERNATIONAL   HEDGED EQUITY   ALLOCATION      ALLOCATION      ALLOCATION      ALLOCATION    GLOBAL TACTICAL
  PORTFOLIO     GROWTH PORTFOLIO   PORTFOLIO     PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
-------------   ---------------- ------------- --------------  --------------  --------------  --------------  ---------------
 01/01/2012        01/01/2012     01/01/2012     01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012
     TO                TO             TO             TO              TO              TO              TO              TO
 12/31/2012        12/31/2012     12/31/2012     12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012
-------------   ---------------- ------------- --------------  --------------  --------------  --------------  ---------------
$  6,938,388      $  4,868,829   $    704,351  $   33,446,500  $   32,961,146  $   26,348,765  $   31,455,775   $  3,043,586
------------      ------------   ------------  --------------  --------------  --------------  --------------   ------------

   4,651,662         7,515,625      4,526,271      76,557,623      62,026,290      49,968,003      52,598,548     11,091,266
------------      ------------   ------------  --------------  --------------  --------------  --------------   ------------

   2,286,726        (2,646,796)    (3,821,920)    (43,111,123)    (29,065,144)    (23,619,238)    (21,142,773)    (8,047,680)
------------      ------------   ------------  --------------  --------------  --------------  --------------   ------------

   4,827,768                 0              0               0               0      84,342,530     163,050,575      3,019,041
   1,631,275        18,031,898      7,783,595     147,068,848     151,188,536      71,744,620      75,017,692     17,035,331
     445,173        55,061,085     15,291,495     281,936,075     181,354,900     123,312,761       6,844,756     62,181,867
------------      ------------   ------------  --------------  --------------  --------------  --------------   ------------

   6,904,216        73,092,983     23,075,090     429,004,923     332,543,436     279,399,911     244,913,023     82,236,239
------------      ------------   ------------  --------------  --------------  --------------  --------------   ------------

$  9,190,942      $ 70,446,187   $ 19,253,170  $  385,893,800  $  303,478,292  $  255,780,673  $  223,770,250   $ 74,188,559
============      ============   ============  ==============  ==============  ==============  ==============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2012

                                                                            SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                                   AST            AST       AST HORIZON       AST
                                               CLS MODERATE   J.P. MORGAN    MODERATE    FI PYRAMIS(R)      AST
                                                  ASSET         GLOBAL         ASSET         ASSET     WESTERN ASSET
                                                ALLOCATION     THEMATIC     ALLOCATION    ALLOCATION     CORE PLUS
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   BOND PORTFOLIO
                                               ------------  ------------  ------------  ------------- --------------
ASSETS
  Investment in the portfolios, at fair value. $906,641,320  $656,213,226  $863,291,810  $359,928,718   $428,317,819
                                               ------------  ------------  ------------  ------------   ------------
  Net Assets.................................. $906,641,320  $656,213,226  $863,291,810  $359,928,718   $428,317,819
                                               ============  ============  ============  ============   ============

NET ASSETS, representing:
  Accumulation units.......................... $906,641,320  $656,213,226  $863,291,810  $359,928,718   $428,317,819
                                               ------------  ------------  ------------  ------------   ------------
                                               $906,641,320  $656,213,226  $863,291,810  $359,928,718   $428,317,819
                                               ============  ============  ============  ============   ============

  Units outstanding...........................   88,988,075    60,747,828    79,468,076    34,758,580     35,787,756
                                               ============  ============  ============  ============   ============

  Portfolio shares held.......................   88,799,346    60,704,276    81,519,529    34,084,159     39,955,020
  Portfolio net asset value per share......... $      10.21  $      10.81  $      10.59  $      10.56   $      10.72
  Investment in portfolio shares, at cost..... $849,734,365  $599,150,574  $810,689,563  $331,126,009   $421,700,701

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                            SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                                   AST            AST       AST HORIZON       AST
                                               CLS MODERATE   J.P. MORGAN    MODERATE    FI PYRAMIS(R)      AST
                                                  ASSET         GLOBAL         ASSET         ASSET     WESTERN ASSET
                                                ALLOCATION     THEMATIC     ALLOCATION    ALLOCATION     CORE PLUS
                                                PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO   BOND PORTFOLIO
                                               ------------  ------------  ------------  ------------- --------------
                                                01/01/2012    01/01/2012    01/01/2012    01/01/2012     01/01/2012
                                                    TO            TO            TO            TO             TO
                                                12/31/2012    12/31/2012    12/31/2012    12/31/2012     12/31/2012
                                               ------------  ------------  ------------  ------------- --------------
INVESTMENT INCOME
  Dividend income............................. $  4,890,828  $  3,038,798  $  5,005,131  $  1,716,738   $ 14,088,046
                                               ------------  ------------  ------------  ------------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................   15,165,005    11,013,792    14,481,894     5,825,670      7,329,932
                                               ------------  ------------  ------------  ------------   ------------

NET INVESTMENT INCOME (LOSS)..................  (10,274,177)   (7,974,994)   (9,476,763)   (4,108,932)     6,758,114
                                               ------------  ------------  ------------  ------------   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........   23,034,224     4,046,195    21,683,906             0     14,416,767
  Realized gain (loss) on shares redeemed.....   20,530,041    12,687,758    13,280,181     6,168,893      6,750,157
  Net change in unrealized gain (loss) on
   investments................................   31,730,924    52,754,414    37,532,849    29,984,067     (3,889,687)
                                               ------------  ------------  ------------  ------------   ------------

NET GAIN (LOSS) ON INVESTMENTS................   75,295,189    69,488,367    72,496,936    36,152,960     17,277,237
                                               ------------  ------------  ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ 65,021,012  $ 61,513,373  $ 63,020,173  $ 32,044,028   $ 24,035,351
                                               ============  ============  ============  ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------

                  COLUMBIA                        COLUMBIA VARIABLE PRUDENTIAL SP     NVIT
                  VARIABLE      COLUMBIA VARIABLE PORTFOLIO - SMALL INTERNATIONAL  DEVELOPING   THE DOW     FIRST TRUST
DAVIS VALUE   PORTFOLIO - ASSET PORTFOLIO - MONEY  COMPANY GROWTH      GROWTH       MARKETS     DART 10     TARGET FOCUS
 PORTFOLIO     ALLOCATION FUND     MARKET FUND          FUND          PORTFOLIO       FUND     PORTFOLIO   FOUR PORTFOLIO
-----------   ----------------- ----------------- ----------------- ------------- -----------  ----------  --------------
$1,138,982       $4,822,349        $1,017,489         $381,023       $8,259,660   $78,997,094  $6,533,699    $5,805,160
----------       ----------        ----------         --------       ----------   -----------  ----------    ----------
$1,138,982       $4,822,349        $1,017,489         $381,023       $8,259,660   $78,997,094  $6,533,699    $5,805,160
==========       ==========        ==========         ========       ==========   ===========  ==========    ==========

$1,138,982       $4,822,349        $1,017,489         $381,023       $8,259,660   $78,997,094  $6,533,699    $5,805,160
----------       ----------        ----------         --------       ----------   -----------  ----------    ----------
$1,138,982       $4,822,349        $1,017,489         $381,023       $8,259,660   $78,997,094  $6,533,699    $5,805,160
==========       ==========        ==========         ========       ==========   ===========  ==========    ==========

    98,752          278,069            94,947           18,821          650,993     3,750,680     520,001       906,260
==========       ==========        ==========         ========       ==========   ===========  ==========    ==========

   104,207          369,529         1,017,489           29,377        1,558,426    12,539,221     541,766     1,156,406
$    10.93       $    13.05        $     1.00         $  12.97       $     5.30   $      6.30  $    12.06    $     5.02
$1,093,151       $4,746,235        $1,017,489         $320,901       $7,396,659   $79,087,445  $5,885,689    $5,594,858


                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------

                  COLUMBIA                        COLUMBIA VARIABLE PRUDENTIAL SP     NVIT
                  VARIABLE      COLUMBIA VARIABLE PORTFOLIO - SMALL INTERNATIONAL  DEVELOPING   THE DOW     FIRST TRUST
DAVIS VALUE   PORTFOLIO - ASSET PORTFOLIO - MONEY  COMPANY GROWTH      GROWTH       MARKETS     DART 10     TARGET FOCUS
 PORTFOLIO     ALLOCATION FUND     MARKET FUND          FUND          PORTFOLIO       FUND     PORTFOLIO   FOUR PORTFOLIO
-----------   ----------------- ----------------- ----------------- ------------- -----------  ----------  --------------
01/01/2012       01/01/2012        01/01/2012        01/01/2012      01/01/2012    01/01/2012  01/01/2012    01/01/2012
    TO               TO                TO                TO              TO            TO          TO            TO
12/31/2012       12/31/2012        12/31/2012        12/31/2012      12/31/2012    12/31/2012  12/31/2012    12/31/2012
-----------   ----------------- ----------------- ----------------- ------------- -----------  ----------  --------------
$   18,667       $  111,648        $        0         $      0       $   46,963   $    76,599  $        0    $        0
----------       ----------        ----------         --------       ----------   -----------  ----------    ----------



    16,999           51,775            11,939            3,971          121,660     1,227,926     116,305       108,806
----------       ----------        ----------         --------       ----------   -----------  ----------    ----------

     1,668           59,873           (11,939)          (3,971)         (74,697)   (1,151,327)   (116,305)     (108,806)
----------       ----------        ----------         --------       ----------   -----------  ----------    ----------

    68,443                0                 0                0                0             0           0             0
   (62,379)        (173,431)                0           11,430          751,249    (1,067,105)    701,243        33,555

   121,473          710,022                 0           33,751          819,066    12,698,073       7,065       801,754
----------       ----------        ----------         --------       ----------   -----------  ----------    ----------

   127,537          536,591                 0           45,181        1,570,315    11,630,968     708,308       835,309
----------       ----------        ----------         --------       ----------   -----------  ----------    ----------

$  129,205       $  596,464        $  (11,939)        $ 41,210       $1,495,618   $10,479,641  $  592,003    $  726,503
==========       ==========        ==========         ========       ==========   ===========  ==========    ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2012

                                                                           SUBACCOUNTS
                                               ------------------------------------------------------------------
                                               GLOBAL DIVIDEND   NASDAQ                     TARGET     VALUE LINE
                                                  TARGET 15    TARGET 15   S&P TARGET 24    MANAGED    TARGET 25
                                                  PORTFOLIO    PORTFOLIO     PORTFOLIO   VIP PORTFOLIO PORTFOLIO
                                               --------------- ----------  ------------- ------------- ----------
ASSETS
  Investment in the portfolios, at fair value.   $31,651,150   $3,163,662   $7,159,113    $18,388,104  $6,275,731
                                                 -----------   ----------   ----------    -----------  ----------
  Net Assets..................................   $31,651,150   $3,163,662   $7,159,113    $18,388,104  $6,275,731
                                                 ===========   ==========   ==========    ===========  ==========

NET ASSETS, representing:
  Accumulation units..........................   $31,651,150   $3,163,662   $7,159,113    $18,388,104  $6,275,731
                                                 -----------   ----------   ----------    -----------  ----------
                                                 $31,651,150   $3,163,662   $7,159,113    $18,388,104  $6,275,731
                                                 ===========   ==========   ==========    ===========  ==========

  Units outstanding...........................     1,676,458      295,457      596,959      1,716,295     797,944
                                                 ===========   ==========   ==========    ===========  ==========

  Portfolio shares held.......................     1,286,109      298,177      636,932      1,736,365   1,840,390
  Portfolio net asset value per share.........   $     24.61   $    10.61   $    11.24    $     10.59  $     3.41
  Investment in portfolio shares, at cost.....   $26,521,045   $3,255,537   $6,721,672    $15,136,372  $5,651,907

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                           SUBACCOUNTS
                                               ------------------------------------------------------------------
                                               GLOBAL DIVIDEND   NASDAQ                     TARGET     VALUE LINE
                                                  TARGET 15    TARGET 15   S&P TARGET 24    MANAGED    TARGET 25
                                                  PORTFOLIO    PORTFOLIO     PORTFOLIO   VIP PORTFOLIO PORTFOLIO
                                               --------------- ----------  ------------- ------------- ----------
                                                 01/01/2012    01/01/2012   01/01/2012    01/01/2012   01/01/2012
                                                     TO            TO           TO            TO           TO
                                                 12/31/2012    12/31/2012   12/31/2012    12/31/2012   12/31/2012
                                               --------------- ----------  ------------- ------------- ----------
INVESTMENT INCOME
  Dividend income.............................   $         0   $        0   $        0    $         0  $        0
                                                 -----------   ----------   ----------    -----------  ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................       466,040       63,373      134,313        334,110     101,211
                                                 -----------   ----------   ----------    -----------  ----------

NET INVESTMENT INCOME (LOSS)..................      (466,040)     (63,373)    (134,313)      (334,110)   (101,211)
                                                 -----------   ----------   ----------    -----------  ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             0            0            0              0           0
  Realized gain (loss) on shares redeemed.....     1,845,207      415,176      348,835      2,022,447     480,671
  Net change in unrealized gain (loss) on
   investments................................     4,205,062      169,420      375,322        446,326     899,557
                                                 -----------   ----------   ----------    -----------  ----------

NET GAIN (LOSS) ON INVESTMENTS................     6,050,269      584,596      724,157      2,468,773   1,380,228
                                                 -----------   ----------   ----------    -----------  ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 5,584,229   $  521,223   $  589,844    $ 2,134,663  $1,279,017
                                                 ===========   ==========   ==========    ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
                                                                        PROFUND VP
  THE DOW TARGET    PROFUND VP  PROFUND VP   PROFUND VP   PROFUND VP      BASIC     PROFUND VP   PROFUND VP
DIVIDEND PORTFOLIO   ASIA 30      BANKS         BEAR     BIOTECHNOLOGY  MATERIALS   ULTRABULL       BULL
------------------ -----------  ----------  -----------  ------------- -----------  ----------  -----------
   $15,645,504     $22,804,193  $6,430,427  $ 9,946,938   $10,864,210  $13,665,207  $8,024,345  $39,464,771
   -----------     -----------  ----------  -----------   -----------  -----------  ----------  -----------
   $15,645,504     $22,804,193  $6,430,427  $ 9,946,938   $10,864,210  $13,665,207  $8,024,345  $39,464,771
   ===========     ===========  ==========  ===========   ===========  ===========  ==========  ===========

   $15,645,504     $22,804,193  $6,430,427  $ 9,946,938   $10,864,210  $13,665,207  $8,024,345  $39,464,771
   -----------     -----------  ----------  -----------   -----------  -----------  ----------  -----------
   $15,645,504     $22,804,193  $6,430,427  $ 9,946,938   $10,864,210  $13,665,207  $8,024,345  $39,464,771
   ===========     ===========  ==========  ===========   ===========  ===========  ==========  ===========

     1,694,934       1,128,784   1,296,114    2,506,160       717,074      863,209   1,021,343    3,403,519
   ===========     ===========  ==========  ===========   ===========  ===========  ==========  ===========

     1,500,048         468,066     517,748      642,567       316,833      289,027     597,939    1,336,883
   $     10.43     $     48.72  $    12.42  $     15.48   $     34.29  $     47.28  $    13.42  $     29.52
   $15,130,241     $21,485,795  $6,127,243  $10,023,903   $10,279,418  $13,336,851  $7,913,767  $39,514,148


                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
                                                                        PROFUND VP
  THE DOW TARGET    PROFUND VP  PROFUND VP   PROFUND VP   PROFUND VP      BASIC     PROFUND VP   PROFUND VP
DIVIDEND PORTFOLIO   ASIA 30      BANKS         BEAR     BIOTECHNOLOGY  MATERIALS   ULTRABULL       BULL
------------------ -----------  ----------  -----------  ------------- -----------  ----------  -----------
    01/01/2012      01/01/2012  01/01/2012   01/01/2012   01/01/2012    01/01/2012  01/01/2012   01/01/2012
        TO              TO          TO           TO           TO            TO          TO           TO
    12/31/2012      12/31/2012  12/31/2012   12/31/2012   12/31/2012    12/31/2012  12/31/2012   12/31/2012
------------------ -----------  ----------  -----------  ------------- -----------  ----------  -----------
   $         0     $         0  $        0  $         0   $         0  $    44,462  $        0  $         0
   -----------     -----------  ----------  -----------   -----------  -----------  ----------  -----------



       311,996         333,070      75,725      259,460       152,248      257,375     136,956      703,489
   -----------     -----------  ----------  -----------   -----------  -----------  ----------  -----------

      (311,996)       (333,070)    (75,725)    (259,460)     (152,248)    (212,913)   (136,956)    (703,489)
   -----------     -----------  ----------  -----------   -----------  -----------  ----------  -----------

             0               0           0            0             0            0           0            0
     2,333,448      (3,987,853)    242,722   (4,462,848)    2,434,803   (2,223,555)  2,714,266    6,482,372

    (1,426,830)      7,008,916     279,738      927,305       391,891    3,374,195    (252,798)    (312,047)
   -----------     -----------  ----------  -----------   -----------  -----------  ----------  -----------

       906,618       3,021,063     522,460   (3,535,543)    2,826,694    1,150,640   2,461,468    6,170,325
   -----------     -----------  ----------  -----------   -----------  -----------  ----------  -----------

   $   594,622     $ 2,687,993  $  446,735  $(3,795,003)  $ 2,674,446  $   937,727  $2,324,512  $ 5,466,836
   ===========     ===========  ==========  ===========   ===========  ===========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2012

                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                PROFUND VP    PROFUND VP
                                                 CONSUMER   CONSUMER GOODS  PROFUND VP   PROFUND VP   PROFUND VP
                                                 SERVICES     PORTFOLIO     OIL & GAS    EUROPE 30    FINANCIALS
                                               -----------  -------------- -----------  -----------  -----------
ASSETS
  Investment in the portfolios, at fair value. $10,839,632   $11,414,372   $35,104,740  $18,716,712  $16,277,079
                                               -----------   -----------   -----------  -----------  -----------
  Net Assets.................................. $10,839,632   $11,414,372   $35,104,740  $18,716,712  $16,277,079
                                               ===========   ===========   ===========  ===========  ===========

NET ASSETS, representing:
  Accumulation units.......................... $10,839,632   $11,414,372   $35,104,740  $18,716,712  $16,277,079
                                               -----------   -----------   -----------  -----------  -----------
                                               $10,839,632   $11,414,372   $35,104,740  $18,716,712  $16,277,079
                                               ===========   ===========   ===========  ===========  ===========

  Units outstanding...........................     888,964       802,776     1,630,877    1,695,715    2,235,224
                                               ===========   ===========   ===========  ===========  ===========

  Portfolio shares held.......................     264,059       284,364       779,759      866,916      765,260
  Portfolio net asset value per share......... $     41.05   $     40.14   $     45.02  $     21.59  $     21.27
  Investment in portfolio shares, at cost..... $10,273,617   $11,160,142   $36,897,434  $16,875,318  $15,364,059

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                PROFUND VP    PROFUND VP
                                                 CONSUMER   CONSUMER GOODS  PROFUND VP   PROFUND VP   PROFUND VP
                                                 SERVICES     PORTFOLIO     OIL & GAS    EUROPE 30    FINANCIALS
                                               -----------  -------------- -----------  -----------  -----------
                                                01/01/2012    01/01/2012    01/01/2012   01/01/2012   01/01/2012
                                                    TO            TO            TO           TO           TO
                                                12/31/2012    12/31/2012    12/31/2012   12/31/2012   12/31/2012
                                               -----------  -------------- -----------  -----------  -----------
INVESTMENT INCOME
  Dividend income............................. $         0   $   127,267   $    46,736  $   410,163  $    19,060
                                               -----------   -----------   -----------  -----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     196,245       223,118       660,934      216,414      248,344
                                               -----------   -----------   -----------  -----------  -----------

NET INVESTMENT INCOME (LOSS)..................    (196,245)      (95,851)     (614,198)     193,749     (229,284)
                                               -----------   -----------   -----------  -----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........      61,850             0     3,397,242            0            0
  Realized gain (loss) on shares redeemed.....   1,564,438     1,224,958    (4,302,406)    (470,449)     675,765
  Net change in unrealized gain (loss) on
   investments................................     414,944       (14,831)    1,561,339    2,387,840    1,905,146
                                               -----------   -----------   -----------  -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS................   2,041,232     1,210,127       656,175    1,917,391    2,580,911
                                               -----------   -----------   -----------  -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ 1,844,987   $ 1,114,276   $    41,977  $ 2,111,140  $ 2,351,627
                                               ===========   ===========   ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
                                                                                                 PROFUND VP
PROFUND VP U.S. PROFUND VP   ACCESS VP HIGH PROFUND VP    PROFUND    PROFUND      PROFUND VP      MID-CAP
GOVERNMENT PLUS HEALTH CARE    YIELD FUND   INDUSTRIALS VP INTERNET  VP JAPAN   PRECIOUS METALS    GROWTH
--------------- -----------  -------------- ----------- ----------- ----------  --------------- -----------
  $26,886,002   $24,162,673   $26,571,348   $9,293,000  $5,732,829  $7,983,185   $ 53,300,876   $28,057,229
  -----------   -----------   -----------   ----------  ----------  ----------   ------------   -----------
  $26,886,002   $24,162,673   $26,571,348   $9,293,000  $5,732,829  $7,983,185   $ 53,300,876   $28,057,229
  ===========   ===========   ===========   ==========  ==========  ==========   ============   ===========

  $26,886,002   $24,162,673   $26,571,348   $9,293,000  $5,732,829  $7,983,185   $ 53,300,876   $28,057,229
  -----------   -----------   -----------   ----------  ----------  ----------   ------------   -----------
  $26,886,002   $24,162,673   $26,571,348   $9,293,000  $5,732,829  $7,983,185   $ 53,300,876   $28,057,229
  ===========   ===========   ===========   ==========  ==========  ==========   ============   ===========

    1,422,536     2,026,783     1,583,679      680,819     202,519   1,032,312      3,517,231     1,814,703
  ===========   ===========   ===========   ==========  ==========  ==========   ============   ===========

    1,169,465       650,934       924,221      223,068      96,027     626,132      1,404,503       731,991
  $     22.99   $     37.12   $     28.75   $    41.66  $    59.70  $    12.75   $      37.95   $     38.33
  $27,316,953   $22,901,803   $26,455,751   $8,941,340  $5,572,073  $7,196,796   $ 57,872,755   $27,336,855


                                          SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
                                                                                                 PROFUND VP
PROFUND VP U.S. PROFUND VP   ACCESS VP HIGH PROFUND VP    PROFUND    PROFUND      PROFUND VP      MID-CAP
GOVERNMENT PLUS HEALTH CARE    YIELD FUND   INDUSTRIALS VP INTERNET  VP JAPAN   PRECIOUS METALS    GROWTH
--------------- -----------  -------------- ----------- ----------- ----------  --------------- -----------
  01/01/2012    01/01/2012     01/01/2012   01/01/2012  01/01/2012  01/01/2012    01/01/2012     01/01/2012
      TO            TO             TO           TO          TO          TO            TO             TO
  12/31/2012    12/31/2012     12/31/2012   12/31/2012  12/31/2012  12/31/2012    12/31/2012     12/31/2012
--------------- -----------  -------------- ----------- ----------- ----------  --------------- -----------
  $         0   $    87,732   $ 1,346,121   $   33,571  $        0  $        0   $          0   $         0
  -----------   -----------   -----------   ----------  ----------  ----------   ------------   -----------



      621,389       382,911       473,809      173,311      70,570      85,375        966,822       485,457
  -----------   -----------   -----------   ----------  ----------  ----------   ------------   -----------

     (621,389)     (295,179)      872,312     (139,740)    (70,570)    (85,375)      (966,822)     (485,457)
  -----------   -----------   -----------   ----------  ----------  ----------   ------------   -----------

    6,286,695             0             0            0     700,011           0              0             0
   (4,529,257)    1,959,839     2,615,066    1,027,595    (498,397)    101,331    (14,409,188)    3,107,677
   (2,245,022)    1,190,110      (234,815)     202,713     533,872   1,020,266      3,627,006       848,404
  -----------   -----------   -----------   ----------  ----------  ----------   ------------   -----------

     (487,584)    3,149,949     2,380,251    1,230,308     735,486   1,121,597    (10,782,182)    3,956,081
  -----------   -----------   -----------   ----------  ----------  ----------   ------------   -----------

  $(1,108,973)  $ 2,854,770   $ 3,252,563   $1,090,568  $  664,916  $1,036,222   $(11,749,004)  $ 3,470,624
  ===========   ===========   ===========   ==========  ==========  ==========   ============   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2012

                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                PROFUND VP                               PROFUND VP
                                                 MID-CAP      PROFUND VP    PROFUND VP  RISING RATES  PROFUND VP
                                                  VALUE     PHARMACEUTICALS REAL ESTATE OPPORTUNITY   NASDAQ-100
                                               -----------  --------------- ----------- ------------ -----------
ASSETS
  Investment in the portfolios, at fair value. $22,991,866    $7,029,288    $16,659,586 $ 9,051,615  $22,815,014
                                               -----------    ----------    ----------- -----------  -----------
  Net Assets.................................. $22,991,866    $7,029,288    $16,659,586 $ 9,051,615  $22,815,014
                                               ===========    ==========    =========== ===========  ===========

NET ASSETS, representing:
  Accumulation units.......................... $22,991,866    $7,029,288    $16,659,586 $ 9,051,615  $22,815,014
                                               -----------    ----------    ----------- -----------  -----------
                                               $22,991,866    $7,029,288    $16,659,586 $ 9,051,615  $22,815,014
                                               ===========    ==========    =========== ===========  ===========

  Units outstanding...........................   1,520,000       712,904        868,827   3,764,158    2,193,426
                                               ===========    ==========    =========== ===========  ===========

  Portfolio shares held.......................     791,731       254,500        322,298   1,296,793    1,005,067
  Portfolio net asset value per share......... $     29.04    $    27.62    $     51.69 $      6.98  $     22.70
  Investment in portfolio shares, at cost..... $22,033,642    $6,779,547    $16,275,101 $ 9,002,897  $22,629,335

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                PROFUND VP                               PROFUND VP
                                                 MID-CAP      PROFUND VP    PROFUND VP  RISING RATES  PROFUND VP
                                                  VALUE     PHARMACEUTICALS REAL ESTATE OPPORTUNITY   NASDAQ-100
                                               -----------  --------------- ----------- ------------ -----------
                                                01/01/2012    01/01/2012    01/01/2012   01/01/2012   01/01/2012
                                                    TO            TO            TO           TO           TO
                                                12/31/2012    12/31/2012    12/31/2012   12/31/2012   12/31/2012
                                               -----------  --------------- ----------- ------------ -----------
INVESTMENT INCOME
  Dividend income............................. $    33,903    $  129,458    $   444,748 $         0  $         0
                                               -----------    ----------    ----------- -----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     359,645       158,043        307,334     188,226      466,106
                                               -----------    ----------    ----------- -----------  -----------

NET INVESTMENT INCOME (LOSS)..................    (325,742)      (28,585)       137,414    (188,226)    (466,106)
                                               -----------    ----------    ----------- -----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           0             0              0           0            0
  Realized gain (loss) on shares redeemed.....   2,670,359     1,294,250      1,674,258  (1,537,933)   1,999,109
  Net change in unrealized gain (loss) on
   investments................................     640,523      (485,381)       492,320     816,212    1,118,225
                                               -----------    ----------    ----------- -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS................   3,310,882       808,869      2,166,578    (721,721)   3,117,334
                                               -----------    ----------    ----------- -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ 2,985,140    $  780,284    $ 2,303,992 $  (909,947) $ 2,651,228
                                               ===========    ==========    =========== ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
               PROFUND VP  PROFUND VP   PROFUND VP  PROFUND VP   PROFUND VP
 PROFUND VP    SMALL-CAP     SHORT        SHORT       SHORT      SMALL-CAP   PROFUND VP      PROFUND VP
SEMICONDUCTOR    GROWTH     MID-CAP     NASDAQ-100  SMALL-CAP      VALUE     TECHNOLOGY  TELECOMMUNICATIONS
------------- -----------  ----------  -----------  ----------  -----------  ----------  ------------------
 $1,044,568   $20,943,937  $1,043,314  $ 3,830,882  $2,657,305  $17,613,371  $6,098,885      $9,764,997
 ----------   -----------  ----------  -----------  ----------  -----------  ----------      ----------
 $1,044,568   $20,943,937  $1,043,314  $ 3,830,882  $2,657,305  $17,613,371  $6,098,885      $9,764,997
 ==========   ===========  ==========  ===========  ==========  ===========  ==========      ==========

 $1,044,568   $20,943,937  $1,043,314  $ 3,830,882  $2,657,305  $17,613,371  $6,098,885      $9,764,997
 ----------   -----------  ----------  -----------  ----------  -----------  ----------      ----------
 $1,044,568   $20,943,937  $1,043,314  $ 3,830,882  $2,657,305  $17,613,371  $6,098,885      $9,764,997
 ==========   ===========  ==========  ===========  ==========  ===========  ==========      ==========

    175,507     1,305,984     298,453    1,643,888     779,088    1,278,516     815,896       1,023,649
 ==========   ===========  ==========  ===========  ==========  ===========  ==========      ==========

     56,987       641,861      93,823      557,625     425,850      579,197     333,272       1,169,461
 $    18.33   $     32.63  $    11.12  $      6.87  $     6.24  $     30.41  $    18.30      $     8.35
 $1,056,224   $20,373,842  $1,095,422  $ 3,901,609  $2,765,117  $16,686,871  $6,541,788      $9,987,910


                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
               PROFUND VP  PROFUND VP   PROFUND VP  PROFUND VP   PROFUND VP
 PROFUND VP    SMALL-CAP     SHORT        SHORT       SHORT      SMALL-CAP   PROFUND VP      PROFUND VP
SEMICONDUCTOR    GROWTH     MID-CAP     NASDAQ-100  SMALL-CAP      VALUE     TECHNOLOGY  TELECOMMUNICATIONS
------------- -----------  ----------  -----------  ----------  -----------  ----------  ------------------
 01/01/2012    01/01/2012  01/01/2012   01/01/2012  01/01/2012   01/01/2012  01/01/2012      01/01/2012
     TO            TO          TO           TO          TO           TO          TO              TO
 12/31/2012    12/31/2012  12/31/2012   12/31/2012  12/31/2012   12/31/2012  12/31/2012      12/31/2012
------------- -----------  ----------  -----------  ----------  -----------  ----------  ------------------
 $    5,064   $         0  $        0  $         0  $        0  $         0  $        0      $  280,784
 ----------   -----------  ----------  -----------  ----------  -----------  ----------      ----------

     22,557       441,601      25,442       68,419      58,636      268,723     124,033         177,882
 ----------   -----------  ----------  -----------  ----------  -----------  ----------      ----------

    (17,493)     (441,601)    (25,442)     (68,419)    (58,636)    (268,723)   (124,033)        102,902
 ----------   -----------  ----------  -----------  ----------  -----------  ----------      ----------

          0             0           0            0           0            0           0               0
    (83,915)    3,592,996    (577,301)  (1,132,755)   (797,320)   1,635,046     802,367       1,371,229
     42,817      (329,206)     65,153     (109,320)    (60,588)     431,387    (204,485)       (330,607)
 ----------   -----------  ----------  -----------  ----------  -----------  ----------      ----------

    (41,098)    3,263,790    (512,148)  (1,242,075)   (857,908)   2,066,433     597,882       1,040,622
 ----------   -----------  ----------  -----------  ----------  -----------  ----------      ----------

 $  (58,591)  $ 2,822,189  $ (537,590) $(1,310,494) $ (916,544) $ 1,797,710  $  473,849      $1,143,524
 ==========   ===========  ==========  ===========  ==========  ===========  ==========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2012

                                                                            SUBACCOUNTS
                                               --------------------------------------------------------------------


                                                                                                         PROFUND VP
                                                PROFUND VP    PROFUND VP      PROFUND VP    PROFUND VP   LARGE-CAP
                                               ULTRAMID-CAP ULTRANASDAQ-100 ULTRASMALL-CAP  UTILITIES      GROWTH
                                               ------------ --------------- -------------- -----------  -----------
ASSETS
  Investment in the portfolios, at fair value. $17,481,400    $20,011,887     $8,671,318   $23,443,421  $22,219,788
                                               -----------    -----------     ----------   -----------  -----------
  Net Assets.................................. $17,481,400    $20,011,887     $8,671,318   $23,443,421  $22,219,788
                                               ===========    ===========     ==========   ===========  ===========

NET ASSETS, representing:
  Accumulation units.......................... $17,481,400    $20,011,887     $8,671,318   $23,443,421  $22,219,788
                                               -----------    -----------     ----------   -----------  -----------
                                               $17,481,400    $20,011,887     $8,671,318   $23,443,421  $22,219,788
                                               ===========    ===========     ==========   ===========  ===========

  Units outstanding...........................   1,147,006      9,648,194        882,109     1,647,365    1,860,619
                                               ===========    ===========     ==========   ===========  ===========

  Portfolio shares held.......................     556,024        695,582        649,537       740,007      570,030
  Portfolio net asset value per share......... $     31.44    $     28.77     $    13.35   $     31.68  $     38.98
  Investment in portfolio shares, at cost..... $16,473,679    $20,318,122     $8,064,363   $23,515,076  $21,956,415

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                            SUBACCOUNTS
                                               --------------------------------------------------------------------


                                                                                                         PROFUND VP
                                                PROFUND VP    PROFUND VP      PROFUND VP    PROFUND VP   LARGE-CAP
                                               ULTRAMID-CAP ULTRANASDAQ-100 ULTRASMALL-CAP  UTILITIES      GROWTH
                                               ------------ --------------- -------------- -----------  -----------
                                                01/01/2012    01/01/2012      01/01/2012    01/01/2012   01/01/2012
                                                    TO            TO              TO            TO           TO
                                                12/31/2012    12/31/2012      12/31/2012    12/31/2012   12/31/2012
                                               ------------ --------------- -------------- -----------  -----------
INVESTMENT INCOME
  Dividend income............................. $         0    $         0     $        0   $   717,828  $    21,760
                                               -----------    -----------     ----------   -----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     263,241        358,682        132,680       475,441      398,518
                                               -----------    -----------     ----------   -----------  -----------

NET INVESTMENT INCOME (LOSS)..................    (263,241)      (358,682)      (132,680)      242,387     (376,758)
                                               -----------    -----------     ----------   -----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           0              0              0             0            0
  Realized gain (loss) on shares redeemed.....   3,610,507      9,102,756      1,881,144     1,878,961    3,558,058
  Net change in unrealized gain (loss) on
   investments................................     765,804       (673,845)       396,316    (2,798,674)    (403,019)
                                               -----------    -----------     ----------   -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS................   4,376,311      8,428,911      2,277,460      (919,713)   3,155,039
                                               -----------    -----------     ----------   -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ 4,113,070    $ 8,070,229     $2,144,780   $  (677,326) $ 2,778,281
                                               ===========    ===========     ==========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15



                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                                                                       WELLS FARGO
                                                                                       WELLS FARGO      ADVANTAGE
 PROFUND VP                               RYDEX VT     INVESCO V.I.                   ADVANTAGE VT   VT INTERNATIONAL
 LARGE-CAP      RYDEX VT    RYDEX VT   INVERSE S&P 500 GLOBAL HEALTH  INVESCO V.I.     INDEX ASSET   EQUITY PORTFOLIO
   VALUE          NOVA     NASDAQ-100     STRATEGY       CARE FUND   TECHNOLOGY FUND ALLOCATION FUND  SHARE CLASS 2
-----------    ----------  ----------  --------------- ------------- --------------- --------------- ----------------
$18,800,478    $1,425,328  $8,571,966     $100,329      $32,462,822    $20,462,783     $25,939,171       $633,289
-----------    ----------  ----------     --------      -----------    -----------     -----------       --------
$18,800,478    $1,425,328  $8,571,966     $100,329      $32,462,822    $20,462,783     $25,939,171       $633,289
===========    ==========  ==========     ========      ===========    ===========     ===========       ========

$18,800,478    $1,425,328  $8,571,966     $100,329      $32,462,822    $20,462,783     $25,939,171       $633,289
-----------    ----------  ----------     --------      -----------    -----------     -----------       --------
$18,800,478    $1,425,328  $8,571,966     $100,329      $32,462,822    $20,462,783     $25,939,171       $633,289
===========    ==========  ==========     ========      ===========    ===========     ===========       ========

  1,829,294       223,877     983,132       19,904        1,977,201      3,100,073         910,155         83,293
===========    ==========  ==========     ========      ===========    ===========     ===========       ========

    689,167        16,120     379,795        3,779        1,545,849      1,212,969       1,925,699        127,679
$     27.28    $    88.42  $    22.57     $  26.55      $     21.00    $     16.87     $     13.47       $   4.96
$18,394,709    $1,115,426  $7,944,452     $161,093      $26,168,663    $16,673,720     $24,291,397       $692,886


                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
                                                                                                       WELLS FARGO
                                                                                       WELLS FARGO      ADVANTAGE
 PROFUND VP                               RYDEX VT     INVESCO V.I.                   ADVANTAGE VT   VT INTERNATIONAL
 LARGE-CAP      RYDEX VT    RYDEX VT   INVERSE S&P 500 GLOBAL HEALTH  INVESCO V.I.     INDEX ASSET   EQUITY PORTFOLIO
   VALUE          NOVA     NASDAQ-100     STRATEGY       CARE FUND   TECHNOLOGY FUND ALLOCATION FUND  SHARE CLASS 2
-----------    ----------  ----------  --------------- ------------- --------------- --------------- ----------------
 01/01/2012    01/01/2012  01/01/2012    01/01/2012     01/01/2012     01/01/2012      01/01/2012       01/01/2012
     TO            TO          TO            TO             TO             TO              TO               TO
 12/31/2012    12/31/2012  12/31/2012    12/31/2012     12/31/2012     12/31/2012      12/31/2012       12/31/2012
-----------    ----------  ----------  --------------- ------------- --------------- --------------- ----------------
$   171,850    $        0  $        0     $      0      $         0    $         0     $   387,240       $  8,873
-----------    ----------  ----------     --------      -----------    -----------     -----------       --------

    345,693        19,506     129,838        1,473          477,638        329,667         379,770          9,363
-----------    ----------  ----------     --------      -----------    -----------     -----------       --------

   (173,843)      (19,506)   (129,838)      (1,473)        (477,638)      (329,667)          7,470           (490)
-----------    ----------  ----------     --------      -----------    -----------     -----------       --------

          0             0           0            0                0              0               0         44,249
  3,101,495        87,758     (39,793)      (6,241)       2,217,171      2,510,974         316,081        (85,997)

   (623,181)      202,321   1,503,021      (13,989)       3,587,097        (56,780)      2,596,721        116,232
-----------    ----------  ----------     --------      -----------    -----------     -----------       --------

  2,478,314       290,079   1,463,228      (20,230)       5,804,268      2,454,194       2,912,802         74,484
-----------    ----------  ----------     --------      -----------    -----------     -----------       --------

$ 2,304,471    $  270,573  $1,333,390     $(21,703)     $ 5,326,630    $ 2,124,527     $ 2,920,272       $ 73,994
===========    ==========  ==========     ========      ===========    ===========     ===========       ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2012

                                                                                SUBACCOUNTS
                                               ----------------------------------------------------------------------------
                                                 WELLS FARGO
                                                  ADVANTAGE     WELLS FARGO                 AST FIRST TRUST
                                                 VT SMALL CAP    ADVANTAGE  AST FIRST TRUST     CAPITAL       AST ADVANCED
                                               GROWTH PORTFOLIO  VT TOTAL   BALANCED TARGET   APPRECIATION     STRATEGIES
                                                SHARE CLASS 2   RETURN BOND    PORTFOLIO    TARGET PORTFOLIO   PORTFOLIO
                                               ---------------- ----------- --------------- ---------------- --------------
ASSETS
  Investment in the portfolios, at fair value.    $1,544,395    $4,987,963  $1,453,040,326   $2,010,956,808  $1,842,574,957
                                                  ----------    ----------  --------------   --------------  --------------
  Net Assets..................................    $1,544,395    $4,987,963  $1,453,040,326   $2,010,956,808  $1,842,574,957
                                                  ==========    ==========  ==============   ==============  ==============

NET ASSETS, representing:
  Accumulation units..........................    $1,544,395    $4,987,963  $1,453,040,326   $2,010,956,808  $1,842,574,957
                                                  ----------    ----------  --------------   --------------  --------------
                                                  $1,544,395    $4,987,963  $1,453,040,326   $2,010,956,808  $1,842,574,957
                                                  ==========    ==========  ==============   ==============  ==============

  Units outstanding...........................       110,175       264,126     138,334,141      201,471,852     153,034,377
                                                  ==========    ==========  ==============   ==============  ==============

  Portfolio shares held.......................       195,989       460,995     142,037,178      196,766,811     152,531,039
  Portfolio net asset value per share.........    $     7.88    $    10.82  $        10.23   $        10.22  $        12.08
  Investment in portfolio shares, at cost.....    $1,185,805    $4,627,485  $1,322,936,505   $1,885,878,117  $1,616,808,312

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                                SUBACCOUNTS
                                               ----------------------------------------------------------------------------
                                                 WELLS FARGO
                                                  ADVANTAGE     WELLS FARGO                 AST FIRST TRUST
                                                 VT SMALL CAP    ADVANTAGE  AST FIRST TRUST     CAPITAL       AST ADVANCED
                                               GROWTH PORTFOLIO  VT TOTAL   BALANCED TARGET   APPRECIATION     STRATEGIES
                                                SHARE CLASS 2   RETURN BOND    PORTFOLIO    TARGET PORTFOLIO   PORTFOLIO
                                               ---------------- ----------- --------------- ---------------- --------------
                                                  01/01/2012    01/01/2012    01/01/2012       01/01/2012      01/01/2012
                                                      TO            TO            TO               TO              TO
                                                  12/31/2012    12/31/2012    12/31/2012       12/31/2012      12/31/2012
                                               ---------------- ----------- --------------- ---------------- --------------
INVESTMENT INCOME
  Dividend income.............................    $        0    $   74,533  $   28,261,210   $   26,780,489  $   24,008,038
                                                  ----------    ----------  --------------   --------------  --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................        24,220        72,611      26,546,086       36,278,646      32,794,566
                                                  ----------    ----------  --------------   --------------  --------------

NET INVESTMENT INCOME (LOSS)..................       (24,220)        1,922       1,715,124       (9,498,157)     (8,786,528)
                                                  ----------    ----------  --------------   --------------  --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........        80,230        92,506               0                0       6,352,214
  Realized gain (loss) on shares redeemed.....       (73,851)       57,978      35,005,299       63,097,779      63,605,450
  Net change in unrealized gain (loss) on
   investments................................       124,658        78,913      68,738,262      114,899,466     115,799,784
                                                  ----------    ----------  --------------   --------------  --------------

NET GAIN (LOSS) ON INVESTMENTS................       131,037       229,397     103,743,561      177,997,245     185,757,448
                                                  ----------    ----------  --------------   --------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................    $  106,817    $  231,319  $  105,458,685   $  168,499,088  $  176,970,920
                                                  ==========    ==========  ==============   ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------

    COLUMBIA          AST                                                                      AST PARAMETRIC    FRANKLIN
    VARIABLE       INVESTMENT                                                                     EMERGING     TEMPLETON VIP
PORTFOLIO - HIGH   GRADE BOND       AST BOND       AST BOND       AST BOND    AST GLOBAL REAL  MARKETS EQUITY FOUNDING FUNDS
  INCOME FUND      PORTFOLIO     PORTFOLIO 2015 PORTFOLIO 2018 PORTFOLIO 2019 ESTATE PORTFOLIO   PORTFOLIO    ALLOCATION FUND
---------------- --------------  -------------- -------------- -------------- ---------------- -------------- ---------------
    $227,543     $2,141,323,321   $ 83,657,947   $324,340,694   $166,499,513    $43,048,512     $137,727,773   $          0
    --------     --------------   ------------   ------------   ------------    -----------     ------------   ------------
    $227,543     $2,141,323,321   $ 83,657,947   $324,340,694   $166,499,513    $43,048,512     $137,727,773   $          0
    ========     ==============   ============   ============   ============    ===========     ============   ============

    $227,543     $2,141,323,321   $ 83,657,947   $324,340,694   $166,499,513    $43,048,512     $137,727,773   $          0
    --------     --------------   ------------   ------------   ------------    -----------     ------------   ------------
    $227,543     $2,141,323,321   $ 83,657,947   $324,340,694   $166,499,513    $43,048,512     $137,727,773   $          0
    ========     ==============   ============   ============   ============    ===========     ============   ============

      14,873        141,377,029      6,730,666     23,638,719     11,939,765      3,714,851       13,403,373              0
    ========     ==============   ============   ============   ============    ===========     ============   ============

      21,306        324,442,927      9,213,430     26,135,431     16,086,909      4,565,060       15,388,578              0
    $  10.68     $         6.60   $       9.08   $      12.41   $      10.35    $      9.43     $       8.95   $          0
    $205,209     $2,122,107,040   $ 88,060,836   $307,792,382   $170,904,939    $38,003,769     $128,381,991   $          0


                                                   SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------------

    COLUMBIA          AST                                                                      AST PARAMETRIC    FRANKLIN
    VARIABLE       INVESTMENT                                                                     EMERGING     TEMPLETON VIP
PORTFOLIO - HIGH   GRADE BOND       AST BOND       AST BOND       AST BOND    AST GLOBAL REAL  MARKETS EQUITY FOUNDING FUNDS
  INCOME FUND      PORTFOLIO     PORTFOLIO 2015 PORTFOLIO 2018 PORTFOLIO 2019 ESTATE PORTFOLIO   PORTFOLIO    ALLOCATION FUND
---------------- --------------  -------------- -------------- -------------- ---------------- -------------- ---------------
   01/01/2012      01/01/2012      01/01/2012     01/01/2012     01/01/2012      01/01/2012      01/01/2012     01/01/2012
       TO              TO              TO             TO             TO              TO              TO             TO
   12/31/2012      12/31/2012      12/31/2012     12/31/2012     12/31/2012      12/31/2012      12/31/2012    09/21/2012**
---------------- --------------  -------------- -------------- -------------- ---------------- -------------- ---------------
    $ 13,867     $   33,098,456   $  2,333,886   $  1,866,362   $    873,200    $   469,720     $  1,449,115   $ 31,474,281
    --------     --------------   ------------   ------------   ------------    -----------     ------------   ------------



       2,098         44,130,066      1,985,552      8,210,758      1,996,682        543,934        2,162,293     13,152,651
    --------     --------------   ------------   ------------   ------------    -----------     ------------   ------------

      11,769        (11,031,610)       348,334     (6,344,396)    (1,123,482)       (74,214)        (713,178)    18,321,630
    --------     --------------   ------------   ------------   ------------    -----------     ------------   ------------

           0         37,671,779      6,852,187      2,050,947     10,987,687              0        1,991,884              0
        (471)       265,506,749    (11,709,223)    20,048,987     (2,527,418)       388,286       (8,285,545)   110,977,096

      15,667        (73,279,870)     5,608,102     (1,499,369)    (4,376,002)     6,167,021       23,498,319    (19,094,723)
    --------     --------------   ------------   ------------   ------------    -----------     ------------   ------------

      15,196        229,898,658        751,066     20,600,565      4,084,267      6,555,307       17,204,658     91,882,373
    --------     --------------   ------------   ------------   ------------    -----------     ------------   ------------



    $ 26,965     $  218,867,048   $  1,099,400   $ 14,256,169   $  2,960,785    $ 6,481,093     $ 16,491,480   $110,204,003
    ========     ==============   ============   ============   ============    ===========     ============   ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2012

                                                                                SUBACCOUNTS
                                               ----------------------------------------------------------------------------


                                                                              AST JENNISON     AST JENNISON
                                                  AST BOND       AST BOND    LARGE-CAP VALUE LARGE-CAP GROWTH    AST BOND
                                               PORTFOLIO 2016 PORTFOLIO 2020    PORTFOLIO       PORTFOLIO     PORTFOLIO 2017
                                               -------------- -------------- --------------- ---------------- --------------
ASSETS
  Investment in the portfolios, at fair value.  $49,327,668    $ 2,911,618     $17,594,696     $24,865,022     $173,060,941
                                                -----------    -----------     -----------     -----------     ------------
  Net Assets..................................  $49,327,668    $ 2,911,618     $17,594,696     $24,865,022     $173,060,941
                                                ===========    ===========     ===========     ===========     ============

NET ASSETS, representing:
  Accumulation units..........................  $49,327,668    $ 2,911,618     $17,594,696     $24,865,022     $173,060,941
                                                -----------    -----------     -----------     -----------     ------------
                                                $49,327,668    $ 2,911,618     $17,594,696     $24,865,022     $173,060,941
                                                ===========    ===========     ===========     ===========     ============

  Units outstanding...........................    4,458,084        250,390       1,482,623       1,967,919       14,408,244
                                                ===========    ===========     ===========     ===========     ============

  Portfolio shares held.......................    5,663,337        441,154       1,396,404       1,772,275       14,243,699
  Portfolio net asset value per share.........  $      8.71    $      6.60     $     12.60     $     14.03     $      12.15
  Investment in portfolio shares, at cost.....  $48,365,979    $ 3,334,756     $18,772,842     $22,295,738     $165,653,952

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                                SUBACCOUNTS
                                               ----------------------------------------------------------------------------


                                                                              AST JENNISON     AST JENNISON
                                                  AST BOND       AST BOND    LARGE-CAP VALUE LARGE-CAP GROWTH    AST BOND
                                               PORTFOLIO 2016 PORTFOLIO 2020    PORTFOLIO       PORTFOLIO     PORTFOLIO 2017
                                               -------------- -------------- --------------- ---------------- --------------
                                                 01/01/2012     01/01/2012     01/01/2012       01/01/2012      01/01/2012
                                                     TO             TO             TO               TO              TO
                                                 12/31/2012     12/31/2012     12/31/2012       12/31/2012      12/31/2012
                                               -------------- -------------- --------------- ---------------- --------------
INVESTMENT INCOME
  Dividend income.............................  $   252,124    $   125,805     $    85,216     $         0     $  1,155,498
                                                -----------    -----------     -----------     -----------     ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    1,582,102        154,771         307,236         414,841        4,989,916
                                                -----------    -----------     -----------     -----------     ------------

NET INVESTMENT INCOME (LOSS)..................   (1,329,978)       (28,966)       (222,020)       (414,841)      (3,834,418)
                                                -----------    -----------     -----------     -----------     ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........      859,423      1,416,622               0               0                0
  Realized gain (loss) on shares redeemed.....    2,508,852        758,279       1,518,468        (219,063)      10,573,344
  Net change in unrealized gain (loss) on
   investments................................     (409,472)    (1,818,518)         40,184       2,282,980          516,035
                                                -----------    -----------     -----------     -----------     ------------

NET GAIN (LOSS) ON INVESTMENTS................    2,958,803        356,383       1,558,652       2,063,917       11,089,379
                                                -----------    -----------     -----------     -----------     ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $ 1,628,825    $   327,417     $ 1,336,632     $ 1,649,076     $  7,254,961
                                                ===========    ===========     ===========     ===========     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19



                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                  WELLS FARGO     WELLS FARGO     WELLS FARGO     WELLS FARGO     WELLS FARGO      WELLS FARGO
                 ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT     ADVANTAGE VT     ADVANTAGE VT
                INTRINSIC VALUE  OMEGA GROWTH      SMALL CAP     OMEGA GROWTH   SMALL CAP GROWTH  INTERNATIONAL
   AST BOND     PORTFOLIO SHARE PORTFOLIO SHARE VALUE PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE  EQUITY PORTFOLIO    AST BOND
PORTFOLIO 2021      CLASS 2         CLASS 2      SHARE CLASS 1      CLASS 1         CLASS 1       SHARE CLASS 1   PORTFOLIO 2022
--------------  --------------- --------------- --------------- --------------- ---------------- ---------------- --------------
 $161,533,473     $15,108,656     $2,924,570      $1,189,562      $24,608,135     $13,139,146      $20,975,665     $298,808,222
 ------------     -----------     ----------      ----------      -----------     -----------      -----------     ------------
 $161,533,473     $15,108,656     $2,924,570      $1,189,562      $24,608,135     $13,139,146      $20,975,665     $298,808,222
 ============     ===========     ==========      ==========      ===========     ===========      ===========     ============

 $161,533,473     $15,108,656     $2,924,570      $1,189,562      $24,608,135     $13,139,146      $20,975,665     $298,808,222
 ------------     -----------     ----------      ----------      -----------     -----------      -----------     ------------
 $161,533,473     $15,108,656     $2,924,570      $1,189,562      $24,608,135     $13,139,146      $20,975,665     $298,808,222
 ============     ===========     ==========      ==========      ===========     ===========      ===========     ============

   11,982,876       1,180,367        216,518          97,440        1,653,295       1,068,192        1,409,750       24,061,588
 ============     ===========     ==========      ==========      ===========     ===========      ===========     ============

   11,538,105       1,032,717        116,378         126,415          962,760       1,656,891        4,246,086       23,109,685
 $      14.00     $     14.63     $    25.13      $     9.41      $     25.56     $      7.93      $      4.94     $      12.93
 $151,558,981     $12,548,425     $2,266,659      $  953,216      $23,571,938     $11,641,060      $20,804,440     $281,792,696


                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                  WELLS FARGO     WELLS FARGO     WELLS FARGO     WELLS FARGO     WELLS FARGO      WELLS FARGO
                 ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT    ADVANTAGE VT     ADVANTAGE VT     ADVANTAGE VT
                INTRINSIC VALUE  OMEGA GROWTH      SMALL CAP     OMEGA GROWTH   SMALL CAP GROWTH  INTERNATIONAL
   AST BOND     PORTFOLIO SHARE PORTFOLIO SHARE VALUE PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE  EQUITY PORTFOLIO    AST BOND
PORTFOLIO 2021      CLASS 2         CLASS 2      SHARE CLASS 1      CLASS 1         CLASS 1       SHARE CLASS 1   PORTFOLIO 2022
--------------  --------------- --------------- --------------- --------------- ---------------- ---------------- --------------
  01/01/2012      01/01/2012      01/01/2012      01/01/2012      01/01/2012       01/01/2012       01/01/2012      01/01/2012
      TO              TO              TO              TO              TO               TO               TO              TO
  12/31/2012      12/31/2012      12/31/2012      12/31/2012      12/31/2012       12/31/2012       12/31/2012      12/31/2012
--------------  --------------- --------------- --------------- --------------- ---------------- ---------------- --------------
 $  1,646,493     $   201,395     $        0      $   15,423      $         0     $         0      $   340,535     $     96,503
 ------------     -----------     ----------      ----------      -----------     -----------      -----------     ------------

    5,177,513         234,544         42,079          18,930          402,530         232,641          336,363        6,451,871
 ------------     -----------     ----------      ----------      -----------     -----------      -----------     ------------

   (3,531,020)        (33,149)       (42,079)         (3,507)        (402,530)       (232,641)           4,172       (6,355,368)
 ------------     -----------     ----------      ----------      -----------     -----------      -----------     ------------
    4,373,546               0        202,470               0        1,697,220         703,693        1,380,001          669,490
   27,301,885         644,518         91,251          78,151        2,545,859       1,175,758           93,104       10,769,467

  (17,800,424)      1,808,516        241,083          87,048          386,612        (633,075)         855,868       10,218,618
 ------------     -----------     ----------      ----------      -----------     -----------      -----------     ------------

   13,875,007       2,453,034        534,804         165,199        4,629,691       1,246,376        2,328,973       21,657,575
 ------------     -----------     ----------      ----------      -----------     -----------      -----------     ------------

 $ 10,343,987     $ 2,419,885     $  492,725      $  161,692      $ 4,227,161     $ 1,013,735      $ 2,333,145     $ 15,302,207
 ============     ===========     ==========      ==========      ===========     ===========      ===========     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2012

                                                                             SUBACCOUNTS
                                               ------------------------------------------------------------------------
                                                                AST
                                                   AST       BLACKROCK    INVESCO V.I.                    COLUMBIA
                                               QUANTITATIVE    GLOBAL       CAPITAL    INVESCO V.I.  VARIABLE PORTFOLIO
                                                 MODELING    STRATEGIES   DEVELOPMENT   DIVERSIFIED  SHORT DURATION US
                                                PORTFOLIO    PORTFOLIO        FUND     DIVIDEND FUND  GOVERNMENT FUND
                                               ------------ ------------  ------------ ------------- ------------------
ASSETS
  Investment in the portfolios, at fair value. $10,664,500  $103,152,213   $        0   $16,595,471      $1,050,747
                                               -----------  ------------   ----------   -----------      ----------
  Net Assets.................................. $10,664,500  $103,152,213   $        0   $16,595,471      $1,050,747
                                               ===========  ============   ==========   ===========      ==========

NET ASSETS, representing:
  Accumulation units.......................... $10,664,500  $103,152,213   $        0   $16,595,471      $1,050,747
                                               -----------  ------------   ----------   -----------      ----------
                                               $10,664,500  $103,152,213   $        0   $16,595,471      $1,050,747
                                               ===========  ============   ==========   ===========      ==========

  Units outstanding...........................   1,077,195    10,251,057            0     1,555,054         104,085
                                               ===========  ============   ==========   ===========      ==========

  Portfolio shares held.......................   1,047,593     9,995,369            0     1,015,635         100,167
  Portfolio net asset value per share......... $     10.18  $      10.32   $        0   $     16.34      $    10.49
  Investment in portfolio shares, at cost..... $10,155,237  $ 96,193,290   $        0   $15,244,020      $1,035,559

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                             SUBACCOUNTS
                                               ------------------------------------------------------------------------
                                                                AST
                                                   AST       BLACKROCK    INVESCO V.I.                    COLUMBIA
                                               QUANTITATIVE    GLOBAL       CAPITAL    INVESCO V.I.  VARIABLE PORTFOLIO
                                                 MODELING    STRATEGIES   DEVELOPMENT   DIVERSIFIED  SHORT DURATION US
                                                PORTFOLIO    PORTFOLIO        FUND     DIVIDEND FUND  GOVERNMENT FUND
                                               ------------ ------------  ------------ ------------- ------------------
                                                01/01/2012   01/01/2012    01/01/2012   01/01/2012       01/01/2012
                                                    TO           TO            TO           TO               TO
                                                12/31/2012   12/31/2012   04/30/2012**  12/31/2012       12/31/2012
                                               ------------ ------------  ------------ ------------- ------------------
INVESTMENT INCOME
  Dividend income............................. $     2,165  $    402,800   $        0   $   332,919      $   12,757
                                               -----------  ------------   ----------   -----------      ----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      91,411     1,605,929       72,717       239,260          11,690
                                               -----------  ------------   ----------   -----------      ----------

NET INVESTMENT INCOME (LOSS)..................     (89,246)   (1,203,129)     (72,717)       93,659           1,067
                                               -----------  ------------   ----------   -----------      ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........           0             0            0             0               0
  Realized gain (loss) on shares redeemed.....      (5,315)      460,367     (830,299)       52,612           3,454
  Net change in unrealized gain (loss) on
   investments................................     621,453     7,531,688    2,737,831     2,127,301           3,352
                                               -----------  ------------   ----------   -----------      ----------

NET GAIN (LOSS) ON INVESTMENTS................     616,138     7,992,055    1,907,532     2,179,913           6,806
                                               -----------  ------------   ----------   -----------      ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $   526,892  $  6,788,926   $1,834,815   $ 2,273,572      $    7,873
                                               ===========  ============   ==========   ===========      ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
 COLUMBIA      WELLS FARGO    WELLS FARGO       AST      AST NEUBERGER                   AST FRANKLIN        AST NEW
 VARIABLE      ADVANTAGE VT   ADVANTAGE VT   PRUDENTIAL     BERMAN                    TEMPLETON FOUNDING DISCOVERY ASSET
PORTFOLIO -    OPPORTUNITY    OPPORTUNITY    CORE BOND     CORE BOND      AST BOND     FUNDS ALLOCATION    ALLOCATION
GROWTH FUND   FUND - CLASS 1 FUND - CLASS 2  PORTFOLIO     PORTFOLIO   PORTFOLIO 2023     PORTFOLIO         PORTFOLIO
-----------   -------------- -------------- -----------  ------------- -------------- ------------------ ---------------
$4,459,242      $3,144,512     $6,241,183   $32,871,348   $23,951,124   $106,290,888    $1,194,525,936    $189,664,371
----------      ----------     ----------   -----------   -----------   ------------    --------------    ------------
$4,459,242      $3,144,512     $6,241,183   $32,871,348   $23,951,124   $106,290,888    $1,194,525,936    $189,664,371
==========      ==========     ==========   ===========   ===========   ============    ==============    ============

$4,459,242      $3,144,512     $6,241,183   $32,871,348   $23,951,124   $106,290,888    $1,194,525,936    $189,664,371
----------      ----------     ----------   -----------   -----------   ------------    --------------    ------------
$4,459,242      $3,144,512     $6,241,183   $32,871,348   $23,951,124   $106,290,888    $1,194,525,936    $189,664,371
==========      ==========     ==========   ===========   ===========   ============    ==============    ============

   427,837         257,036        511,991     3,099,421     2,308,395     10,248,911       111,154,837      18,366,945
==========      ==========     ==========   ===========   ===========   ============    ==============    ============

   560,911         157,069        311,281     3,040,828     2,261,674     10,036,911       109,891,990      18,396,156
$     7.95      $    20.02     $    20.05   $     10.81   $     10.59   $      10.59    $        10.87    $      10.31
$4,225,333      $2,602,533     $5,143,307   $32,068,980   $23,488,929   $106,109,859    $1,179,832,560    $183,746,167


                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
 COLUMBIA      WELLS FARGO    WELLS FARGO       AST      AST NEUBERGER                   AST FRANKLIN        AST NEW
 VARIABLE      ADVANTAGE VT   ADVANTAGE VT   PRUDENTIAL     BERMAN                    TEMPLETON FOUNDING DISCOVERY ASSET
PORTFOLIO -    OPPORTUNITY    OPPORTUNITY    CORE BOND     CORE BOND      AST BOND     FUNDS ALLOCATION    ALLOCATION
GROWTH FUND   FUND - CLASS 1 FUND - CLASS 2  PORTFOLIO     PORTFOLIO   PORTFOLIO 2023     PORTFOLIO         PORTFOLIO
-----------   -------------- -------------- -----------  ------------- -------------- ------------------ ---------------
01/01/2012      01/01/2012     01/01/2012    01/01/2012   01/01/2012     1/3/2012*        4/30/2012*       4/30/2012*
    TO              TO             TO            TO           TO             TO               TO               TO
12/31/2012      12/31/2012     12/31/2012    12/31/2012   12/31/2012     12/31/2012       12/31/2012       12/31/2012
-----------   -------------- -------------- -----------  ------------- -------------- ------------------ ---------------
$        0      $   19,179     $    6,160   $    48,178   $    56,304   $          0    $            0    $  2,405,072
----------      ----------     ----------   -----------   -----------   ------------    --------------    ------------

    45,182          48,449         91,812       370,369       343,226        720,825         5,581,229       2,092,774
----------      ----------     ----------   -----------   -----------   ------------    --------------    ------------
   (45,182)        (29,270)       (85,652)     (322,191)     (286,922)      (720,825)       (5,581,229)        312,298
----------      ----------     ----------   -----------   -----------   ------------    --------------    ------------

         0           1,175          2,259        48,375        14,613              0                 0               0
    (1,934)        123,375        157,652       563,527       391,430        821,901        (3,260,873)     (1,801,329)
   811,616         361,969        776,180       699,598       410,694        181,029        14,693,376       5,918,204
----------      ----------     ----------   -----------   -----------   ------------    --------------    ------------

   809,682         486,519        936,091     1,311,500       816,737      1,002,930        11,432,503       4,116,875
----------      ----------     ----------   -----------   -----------   ------------    --------------    ------------

$  764,500      $  457,249     $  850,439   $   989,309   $   529,815   $    282,105    $    5,851,274    $  4,429,173
==========      ==========     ==========   ===========   ===========   ============    ==============    ============

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2012

                                                                                             SUBACCOUNTS
                                                                                -------------------------------------
                                                                                 AST WESTERN    AST MFS   INVESCO VAN
                                                                                ASSET EMERGING LARGE-CAP  KAMPEN V.I.
                                                                                 MARKETS DEBT    VALUE      MID CAP
                                                                                  PORTFOLIO    PORTFOLIO  GROWTH FUND
                                                                                -------------- ---------- -----------
ASSETS
  Investment in the portfolios, at fair value..................................   $1,402,664    $867,079  $12,370,158
                                                                                  ----------    --------  -----------
  Net Assets...................................................................   $1,402,664    $867,079  $12,370,158
                                                                                  ==========    ========  ===========

NET ASSETS, representing:
  Accumulation units...........................................................   $1,402,664    $867,079  $12,370,158
                                                                                  ----------    --------  -----------
                                                                                  $1,402,664    $867,079  $12,370,158
                                                                                  ==========    ========  ===========

  Units outstanding............................................................      134,988      85,020    1,264,900
                                                                                  ==========    ========  ===========

  Portfolio shares held........................................................      134,226      84,511    3,155,653
  Portfolio net asset value per share..........................................   $    10.45    $  10.26  $      3.92
  Investment in portfolio shares, at cost......................................   $1,373,601    $857,803  $12,566,744

STATEMENT OF OPERATIONS
For the year ended December 31, 2012
                                                                                             SUBACCOUNTS
                                                                                -------------------------------------
                                                                                 AST WESTERN    AST MFS   INVESCO VAN
                                                                                ASSET EMERGING LARGE-CAP  KAMPEN V.I.
                                                                                 MARKETS DEBT    VALUE      MID CAP
                                                                                  PORTFOLIO    PORTFOLIO  GROWTH FUND
                                                                                -------------- ---------- -----------
                                                                                  4/20/2012*   8/20/2012* 4/27/2012*
                                                                                      TO           TO         TO
                                                                                  12/31/2012   12/31/2012 12/31/2012
                                                                                -------------- ---------- -----------
INVESTMENT INCOME
  Dividend income..............................................................   $        0    $      0  $         0
                                                                                  ----------    --------  -----------

EXPENSES
  Charges to contract owners for assuming mortality risk and expense risk and
   for administration..........................................................        3,626       3,538      128,358
                                                                                  ----------    --------  -----------

NET INVESTMENT INCOME (LOSS)...................................................       (3,626)     (3,538)    (128,358)
                                                                                  ----------    --------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.........................................            0           0        4,024
  Realized gain (loss) on shares redeemed......................................        1,203       7,966     (129,507)
  Net change in unrealized gain (loss) on investments..........................       29,062       9,276     (196,586)
                                                                                  ----------    --------  -----------

NET GAIN (LOSS) ON INVESTMENTS.................................................       30,265      17,242     (322,069)
                                                                                  ----------    --------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS..................................................................   $   26,639    $ 13,704  $  (450,427)
                                                                                  ==========    ========  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A24

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                  SUBACCOUNTS
                             -------------------------------------------------------------------------------------
                             AST GOLDMAN SACHS LARGE-CAP  AST T. ROWE PRICE LARGE-CAP  AST AMERICAN CENTURY INCOME
                                   VALUE PORTFOLIO              GROWTH PORTFOLIO            & GROWTH PORTFOLIO
                             ---------------------------  ---------------------------  ---------------------------
                              01/01/2012     01/01/2011    01/01/2012     01/01/2011     01/01/2012    01/01/2011
                                  TO             TO            TO             TO             TO            TO
                              12/31/2012     12/31/2011    12/31/2012     12/31/2011    05/04/2012**   12/31/2011
                             ------------  -------------  ------------  -------------  -------------  ------------
OPERATIONS
  Net investment income
   (loss)................... $ (3,821,519) $  (5,717,255) $ (6,750,797) $  (7,177,850) $  (1,272,718) $ (1,302,113)
  Capital gains
   distributions
   received.................            0              0             0              0              0             0
  Realized gain (loss) on
   shares redeemed..........    5,407,843   (125,763,088)   24,620,363     42,753,995     43,409,088   (12,746,889)
  Net change in unrealized
   gain (loss) on
   investments..............   96,094,935     72,851,684    31,533,593    (60,984,011)   (24,520,770)   13,499,154
                             ------------  -------------  ------------  -------------  -------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   97,681,259    (58,628,659)   49,403,159    (25,407,866)    17,615,600      (549,848)
                             ------------  -------------  ------------  -------------  -------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................    4,904,248      5,970,834     7,238,088      8,577,005      1,403,830     4,033,242
  Annuity Payments..........   (1,310,255)    (1,671,274)     (239,238)      (285,642)      (185,924)     (308,833)
  Surrenders, withdrawals
   and death benefits.......  (64,616,464)   (82,874,116)  (28,106,023)   (30,889,290)    (7,506,185)  (20,461,409)
  Net transfers between
   other subaccounts or
   fixed rate option........   (6,570,861)   (97,264,056)   44,979,353    (72,295,849)  (204,779,392)   (1,800,416)
  Withdrawal and other
   charges..................   (1,129,256)    (1,197,156)   (1,654,141)    (1,489,825)      (290,624)     (712,355)
                             ------------  -------------  ------------  -------------  -------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............  (68,722,588)  (177,035,768)   22,218,039    (96,383,601)  (211,358,295)  (19,249,771)
                             ------------  -------------  ------------  -------------  -------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................   28,958,671   (235,664,427)   71,621,198   (121,791,467)  (193,742,695)  (19,799,619)

NET ASSETS
  Beginning of period.......  585,045,700    820,710,127   317,827,974    439,619,441    193,742,695   213,542,314
                             ------------  -------------  ------------  -------------  -------------  ------------
  End of period............. $614,004,371  $ 585,045,700  $389,449,172  $ 317,827,974  $           0  $193,742,695
                             ============  =============  ============  =============  =============  ============

  Beginning units...........   48,461,725     62,933,172    28,909,956     38,964,872     16,134,104    18,065,396
                             ------------  -------------  ------------  -------------  -------------  ------------
  Units issued..............   16,333,949     22,499,121    18,819,444     20,023,170      4,931,574    10,718,039
  Units redeemed............  (21,948,705)   (36,970,568)  (17,060,957)   (30,078,086)   (21,065,678)  (12,649,331)
                             ------------  -------------  ------------  -------------  -------------  ------------
  Ending units..............   42,846,969     48,461,725    30,668,443     28,909,956              0    16,134,104
                             ============  =============  ============  =============  =============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                                  SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
   AST SCHRODERS MULTI-ASSET                                          AST COHEN & STEERS         AST J.P. MORGAN STRATEGIC
  WORLD STRATEGIES PORTFOLIO        AST MONEY MARKET PORTFOLIO         REALTY PORTFOLIO           OPPORTUNITIES PORTFOLIO
------------------------------    ------------------------------  --------------------------  ------------------------------
  01/01/2012        01/01/2011      01/01/2012      01/01/2011     01/01/2012    01/01/2011     01/01/2012      01/01/2011
      TO                TO              TO              TO             TO            TO             TO              TO
  12/31/2012        12/31/2011      12/31/2012      12/31/2011     12/31/2012    12/31/2011     12/31/2012      12/31/2011
--------------    --------------  --------------  --------------  ------------  ------------  --------------  --------------
$    2,899,868    $   (2,826,099) $  (18,933,870) $  (24,063,222) $   (320,879) $ (1,589,892) $   (3,247,966) $  (11,280,277)
             0        11,991,396               0               0             0             0               0               0

    23,339,272        52,575,379               0               0     9,875,342    24,073,788      31,157,508      82,832,023
    67,084,291      (152,698,684)              0               0     9,879,470   (21,271,708)     67,697,640    (102,760,913)
--------------    --------------  --------------  --------------  ------------  ------------  --------------  --------------

    93,323,431       (90,958,008)    (18,933,870)    (24,063,222)   19,433,933     1,212,188      95,607,182     (31,209,167)
--------------    --------------  --------------  --------------  ------------  ------------  --------------  --------------


    35,016,747        49,873,671      20,995,395      29,376,740     3,790,348     3,358,409      27,682,144      35,100,766
      (334,605)         (332,002)     (6,114,420)     (6,903,392)     (184,552)     (209,692)       (371,195)       (584,837)
   (44,978,740)      (50,316,501)   (751,948,849)   (861,397,298)  (15,558,278)  (16,704,252)    (63,088,822)    (65,453,774)


    78,739,758      (303,631,317)    516,041,574     653,077,783    19,656,021   (24,332,342)     56,256,695    (213,108,427)
    (8,588,490)       (8,924,290)     (2,808,492)     (3,095,711)     (627,353)     (535,480)     (7,315,869)     (7,248,205)
--------------    --------------  --------------  --------------  ------------  ------------  --------------  --------------






    59,854,670      (313,330,439)   (223,834,792)   (188,941,878)    7,076,186   (38,423,357)     13,162,953    (251,294,477)
--------------    --------------  --------------  --------------  ------------  ------------  --------------  --------------



   153,178,101      (404,288,447)   (242,768,662)   (213,005,100)   26,510,119   (37,211,169)    108,770,135    (282,503,644)

 1,050,409,895     1,454,698,342   1,291,154,111   1,504,159,211   144,881,512   182,092,681   1,104,132,027   1,386,635,671
--------------    --------------  --------------  --------------  ------------  ------------  --------------  --------------
$1,203,587,996    $1,050,409,895  $1,048,385,449  $1,291,154,111  $171,391,631  $144,881,512  $1,212,902,162  $1,104,132,027
==============    ==============  ==============  ==============  ============  ============  ==============  ==============

    86,929,916       114,494,642     118,372,984     136,125,996     5,853,783     7,796,162      85,670,935     105,939,651
--------------    --------------  --------------  --------------  ------------  ------------  --------------  --------------
    53,546,456        66,759,144     255,513,366     397,588,540     4,403,366     5,607,773      28,471,622      38,826,314
   (49,470,393)      (94,323,870)   (277,025,387)   (415,341,552)   (4,173,446)   (7,550,152)    (27,627,418)    (59,095,030)
--------------    --------------  --------------  --------------  ------------  ------------  --------------  --------------
    91,005,979        86,929,916      96,860,963     118,372,984     6,083,703     5,853,783      86,515,139      85,670,935
==============    ==============  ==============  ==============  ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                 SUBACCOUNTS
                             ------------------------------------------------------------------------------------
                                                                                        AST FEDERATED AGGRESSIVE
                             AST BLACKROCK VALUE PORTFOLIO  AST HIGH YIELD PORTFOLIO        GROWTH PORTFOLIO
                             ----------------------------  --------------------------  --------------------------
                              01/01/2012     01/01/2011     01/01/2012    01/01/2011    01/01/2012    01/01/2011
                                  TO             TO             TO            TO            TO            TO
                              12/31/2012     12/31/2011     12/31/2012    12/31/2011    12/31/2012    12/31/2011
                             ------------   ------------   ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)................... $   (741,290)  $ (1,438,802)  $ 14,120,324  $ 18,912,466  $ (4,646,139) $ (3,955,821)
  Capital gains
   distributions
   received.................            0              0              0             0             0             0
  Realized gain (loss) on
   shares redeemed..........    4,774,647      9,084,568     12,107,942    11,740,016    10,961,331    35,501,966
  Net change in unrealized
   gain (loss) on
   investments..............    8,271,121    (16,044,728)    20,275,620   (22,179,741)   35,819,112   (96,640,046)
                             ------------   ------------   ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   12,304,478     (8,398,962)    46,503,886     8,472,741    42,134,304   (65,093,901)
                             ------------   ------------   ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................    2,777,961      3,557,248      5,650,628     5,902,396     4,595,336     5,926,585
  Annuity Payments..........     (123,347)      (179,256)      (679,138)     (700,091)     (396,101)     (424,132)
  Surrenders, withdrawals
   and death benefits.......  (12,923,283)   (14,236,904)   (53,825,385)  (48,417,301)  (26,404,218)  (28,625,423)
  Net transfers between
   other subaccounts or
   fixed rate option........   12,305,743    (21,399,131)    47,990,105   (20,146,482)    6,568,285    56,999,467
  Withdrawal and other
   charges..................     (551,195)      (470,240)    (1,080,550)     (925,866)     (838,852)     (763,309)
                             ------------   ------------   ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............    1,485,879    (32,728,283)    (1,944,340)  (64,287,344)  (16,475,550)   33,113,188
                             ------------   ------------   ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................   13,790,357    (41,127,245)    44,559,546   (55,814,603)   25,658,754   (31,980,713)

NET ASSETS
  Beginning of period.......  115,477,726    156,604,971    401,816,267   457,630,870   239,041,236   271,021,949
                             ------------   ------------   ------------  ------------  ------------  ------------
  End of period............. $129,268,083   $115,477,726   $446,375,813  $401,816,267  $264,699,990  $239,041,236
                             ============   ============   ============  ============  ============  ============

  Beginning units...........    9,551,439     12,805,798     24,401,300    28,185,705    18,842,097    17,171,839
                             ------------   ------------   ------------  ------------  ------------  ------------
  Units issued..............    7,092,447      8,626,944     30,793,426    34,252,510     8,832,049    18,577,905
  Units redeemed............   (7,072,465)   (11,881,303)   (31,465,641)  (38,036,915)  (10,179,080)  (16,907,647)
                             ------------   ------------   ------------  ------------  ------------  ------------
  Ending units..............    9,571,421      9,551,439     23,729,085    24,401,300    17,495,066    18,842,097
                             ============   ============   ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                            SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                               AST GOLDMAN SACHS         AST GOLDMAN SACHS MID-CAP
AST MID-CAP VALUE PORTFOLIO AST SMALL-CAP VALUE PORTFOLIO CONCENTRATED GROWTH PORTFOLIO       GROWTH PORTFOLIO
-------------------------   ---------------------------   ----------------------------  ---------------------------
 01/01/2012    01/01/2011    01/01/2012      01/01/2011    01/01/2012     01/01/2011     01/01/2012     01/01/2011
     TO            TO            TO              TO            TO             TO             TO             TO
 12/31/2012    12/31/2011    12/31/2012      12/31/2011    12/31/2012     12/31/2011     12/31/2012     12/31/2011
-----------   ------------  ------------   -------------  ------------   ------------   ------------  -------------
$(1,164,172)  $ (1,124,712) $ (3,993,438)  $  (4,468,645) $ (3,395,037)  $ (4,130,485)  $ (3,672,185) $  (4,271,554)
    384,292              0             0               0             0              0     23,887,476     13,848,262
  4,825,824     17,515,609    31,261,713       3,353,780    16,245,213     26,701,347      7,249,151     35,880,797
  8,847,952    (26,480,761)   17,178,068     (33,955,880)   31,122,073    (41,394,117)     3,297,132    (68,329,758)
-----------   ------------  ------------   -------------  ------------   ------------   ------------  -------------

 12,893,896    (10,089,864)   44,446,343     (35,070,745)   43,972,249    (18,823,255)    30,761,574    (22,872,253)
-----------   ------------  ------------   -------------  ------------   ------------   ------------  -------------

  2,120,122      2,557,655     3,674,727       4,472,264     3,369,544      3,774,615      4,421,823      5,963,443
   (107,598)       (48,254)     (455,526)       (914,437)     (922,745)      (995,367)      (160,791)      (278,196)
 (8,640,869)    (9,076,701)  (34,289,208)    (42,749,896)  (29,056,289)   (39,069,653)   (17,029,077)   (21,989,591)
 10,360,712    (19,863,131)   (8,081,714)    (60,569,659)    4,564,757    (41,088,249)    23,722,744    (67,011,715)
   (423,978)      (429,896)     (646,791)       (666,108)     (752,006)      (766,894)      (968,547)      (962,016)
-----------   ------------  ------------   -------------  ------------   ------------   ------------  -------------

  3,308,389    (26,860,327)  (39,798,512)   (100,427,836)  (22,796,739)   (78,145,548)     9,986,152    (84,278,075)
-----------   ------------  ------------   -------------  ------------   ------------   ------------  -------------

 16,202,285    (36,950,191)    4,647,831    (135,498,581)   21,175,510    (96,968,803)    40,747,726   (107,150,328)

 83,072,009    120,022,200   299,669,248     435,167,829   252,218,754    349,187,557    176,795,619    283,945,947
-----------   ------------  ------------   -------------  ------------   ------------   ------------  -------------
$99,274,294   $ 83,072,009  $304,317,079   $ 299,669,248  $273,394,264   $252,218,754   $217,543,345  $ 176,795,619
===========   ============  ============   =============  ============   ============   ============  =============

  5,971,849      8,193,874    17,047,880      22,873,867    14,654,847     20,366,392     18,784,372     28,083,025
-----------   ------------  ------------   -------------  ------------   ------------   ------------  -------------
  4,768,497      5,994,011     6,676,599       9,133,876     7,425,490      7,833,167     12,819,770     14,375,967
 (4,631,578)    (8,216,036)   (8,972,054)    (14,959,863)   (7,798,872)   (13,544,712)   (12,070,524)   (23,674,620)
-----------   ------------  ------------   -------------  ------------   ------------   ------------  -------------
  6,108,768      5,971,849    14,752,425      17,047,880    14,281,465     14,654,847     19,533,618     18,784,372
===========   ============  ============   =============  ============   ============   ============  =============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                 SUBACCOUNTS
                             ------------------------------------------------------------------------------------
                             AST GOLDMAN SACHS SMALL-CAP                                  AST LORD ABBETT CORE
                                   VALUE PORTFOLIO       AST LARGE-CAP VALUE PORTFOLIO   FIXED INCOME PORTFOLIO
                             --------------------------  ----------------------------  --------------------------
                              01/01/2012    01/01/2011    01/01/2012     01/01/2011     01/01/2012    01/01/2011
                                  TO            TO            TO             TO             TO            TO
                              12/31/2012    12/31/2011    12/31/2012     12/31/2011     12/31/2012    12/31/2011
                             ------------  ------------  ------------   ------------   ------------  ------------
OPERATIONS
  Net investment income
   (loss)................... $ (1,653,832) $ (1,879,553) $  3,407,853   $ (1,036,505)  $ (1,998,829) $    158,345
  Capital gains
   distributions
   received.................            0             0             0              0      9,933,591             0
  Realized gain (loss) on
   shares redeemed..........    9,090,904    21,090,686   (18,060,034)   (41,006,222)    12,222,146    32,172,358
  Net change in unrealized
   gain (loss) on
   investments..............   10,813,631   (27,236,971)   44,012,336     24,058,436     (5,561,026)   (3,292,183)
                             ------------  ------------  ------------   ------------   ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   18,250,703    (8,025,838)   29,360,155    (17,984,291)    14,595,882    29,038,520
                             ------------  ------------  ------------   ------------   ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................    3,515,813     3,828,961     2,903,622      3,062,914      5,574,949     5,220,652
  Annuity Payments..........     (179,193)     (152,458)     (512,833)      (549,633)    (1,017,901)     (883,012)
  Surrenders, withdrawals
   and death benefits.......  (13,580,188)  (16,139,555)  (19,975,685)   (24,143,808)   (37,417,105)  (42,889,495)
  Net transfers between
   other subaccounts or
   fixed rate option........   15,372,327   (28,681,504)    4,084,776    (22,861,417)    18,192,685     8,228,451
  Withdrawal and other
   charges..................     (741,651)     (708,246)     (484,973)      (438,494)    (1,193,938)     (783,088)
                             ------------  ------------  ------------   ------------   ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............    4,387,108   (41,852,802)  (13,985,093)   (44,930,438)   (15,861,310)  (31,106,492)
                             ------------  ------------  ------------   ------------   ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................   22,637,811   (49,878,640)   15,375,062    (62,914,729)    (1,265,428)   (2,067,972)

NET ASSETS
  Beginning of period.......  137,759,786   187,638,426   210,441,009    273,355,738    362,864,454   364,932,426
                             ------------  ------------  ------------   ------------   ------------  ------------
  End of period............. $160,397,597  $137,759,786  $225,816,071   $210,441,009   $361,599,026  $362,864,454
                             ============  ============  ============   ============   ============  ============

  Beginning units...........    6,118,063     8,417,861    19,081,743     23,212,601     21,912,160    23,841,848
                             ------------  ------------  ------------   ------------   ------------  ------------
  Units issued..............    4,817,040     5,777,786     6,823,123      7,349,084     15,475,748    21,990,552
  Units redeemed............   (4,628,454)   (8,077,584)   (7,821,807)   (11,479,942)   (16,471,254)  (23,920,240)
                             ------------  ------------  ------------   ------------   ------------  ------------
  Ending units..............    6,306,649     6,118,063    18,083,059     19,081,743     20,916,654    21,912,160
                             ============  ============  ============   ============   ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
 AST MARSICO CAPITAL GROWTH                                    AST NEUBERGER BERMAN       AST NEUBERGER BERMAN/LSV
          PORTFOLIO              AST MFS GROWTH PORTFOLIO    MID-CAP GROWTH PORTFOLIO     MID-CAP VALUE PORTFOLIO
----------------------------    --------------------------  --------------------------  ---------------------------
 01/01/2012       01/01/2011     01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012     01/01/2011
     TO               TO             TO            TO            TO            TO            TO             TO
 12/31/2012       12/31/2011     12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012     12/31/2011
------------    --------------  ------------  ------------  ------------  ------------  ------------  -------------
$(10,910,033)   $  (14,131,074) $ (3,576,920) $ (2,909,325) $ (4,190,831) $ (4,682,145) $ (1,850,648) $  (2,910,640)
           0                 0             0             0             0             0             0              0
  17,885,416       (43,368,325)    4,590,649    12,090,963     3,038,351     6,104,838     1,475,466    (28,581,324)
  70,490,796        18,767,710    28,475,389   (17,208,154)   28,111,503    (7,139,834)   46,868,042      8,653,180
------------    --------------  ------------  ------------  ------------  ------------  ------------  -------------
  77,466,179       (38,731,689)   29,489,118    (8,026,516)   26,959,023    (5,717,141)   46,492,860    (22,838,784)
------------    --------------  ------------  ------------  ------------  ------------  ------------  -------------

   7,512,669        10,914,342     2,743,808     3,000,620     3,910,178     4,585,361     5,089,238      3,918,405
    (982,728)       (1,426,450)     (456,042)     (559,140)     (556,787)     (820,112)     (975,124)    (1,129,715)
 (83,270,686)     (104,739,271)  (20,895,366)  (23,802,179)  (29,369,480)  (36,887,666)  (36,136,969)   (46,957,784)
    (460,268)     (143,982,413)   13,233,299   (21,928,953)   (1,222,518)  (33,725,188)   (3,989,373)   (50,108,684)
  (1,514,498)       (1,587,378)     (620,570)     (583,444)     (778,166)     (758,771)     (765,271)      (791,591)
------------    --------------  ------------  ------------  ------------  ------------  ------------  -------------
 (78,715,511)     (240,821,170)   (5,994,871)  (43,873,096)  (28,016,773)  (67,606,376)  (36,777,499)   (95,069,369)
------------    --------------  ------------  ------------  ------------  ------------  ------------  -------------
  (1,249,332)     (279,552,859)   23,494,247   (51,899,612)   (1,057,750)  (73,323,517)    9,715,361   (117,908,153)

 760,715,824     1,040,268,683   194,860,230   246,759,842   260,507,870   333,831,387   321,823,112    439,731,265
------------    --------------  ------------  ------------  ------------  ------------  ------------  -------------
$759,466,492    $  760,715,824  $218,354,477  $194,860,230  $259,450,120  $260,507,870  $331,538,473  $ 321,823,112
============    ==============  ============  ============  ============  ============  ============  =============
  60,823,714        80,567,878    21,613,368    26,572,815    13,725,370    17,725,221    14,976,319     19,867,902
------------    --------------  ------------  ------------  ------------  ------------  ------------  -------------
  20,813,270        27,022,502     8,401,768     6,697,010     7,324,034    10,730,375     6,064,924      8,656,249
 (26,818,850)      (46,766,666)   (9,146,702)  (11,656,457)   (8,492,553)  (14,730,226)   (7,682,859)   (13,547,832)
------------    --------------  ------------  ------------  ------------  ------------  ------------  -------------
  54,818,134        60,823,714    20,868,434    21,613,368    12,556,851    13,725,370    13,358,384     14,976,319
============    ==============  ============  ============  ============  ============  ============  =============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                   SUBACCOUNTS
                             ---------------------------------------------------------------------------------------
                                AST SMALL-CAP GROWTH      AST PIMCO LIMITED MATURITY    AST PIMCO TOTAL RETURN BOND
                                      PORTFOLIO                 BOND PORTFOLIO                   PORTFOLIO
                             --------------------------  ---------------------------  ------------------------------
                              01/01/2012    01/01/2011    01/01/2012     01/01/2011     01/01/2012      01/01/2011
                                  TO            TO            TO             TO             TO              TO
                              12/31/2012    12/31/2011    12/31/2012     12/31/2011     12/31/2012      12/31/2011
                             ------------  ------------  ------------  -------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)................... $ (2,274,294) $ (2,823,963) $ (3,214,161) $  (5,984,824) $   21,927,716  $    3,284,701
  Capital gains
   distributions
   received.................            0             0    21,616,209     13,471,974      23,937,171      83,141,879
  Realized gain (loss) on
   shares redeemed..........    8,866,631    27,887,263    (7,621,877)   (17,266,333)     32,456,405      25,439,629
  Net change in unrealized
   gain (loss) on
   investments..............    4,222,757   (35,109,172)    9,908,128     14,020,031      82,241,310     (75,247,773)
                             ------------  ------------  ------------  -------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   10,815,094   (10,045,872)   20,688,299      4,240,848     160,562,602      36,618,436
                             ------------  ------------  ------------  -------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................    2,945,194     3,470,958    11,144,632      7,455,456      51,352,936      57,976,726
  Annuity Payments..........     (149,729)     (192,269)   (1,880,728)    (2,151,057)     (3,142,255)     (3,922,568)
  Surrenders, withdrawals
   and death benefits.......  (13,270,038)  (15,756,290)  (86,795,007)  (101,155,118)   (179,927,192)   (208,986,537)
  Net transfers between
   other subaccounts or
   fixed rate option........    7,970,487   (35,071,602)   32,389,561    (54,254,745)    288,150,275    (400,298,583)
  Withdrawal and other
   charges..................     (513,453)     (547,104)   (1,580,499)    (1,523,160)    (11,466,237)    (11,062,747)
                             ------------  ------------  ------------  -------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............   (3,017,539)  (48,096,307)  (46,722,041)  (151,628,624)    144,967,527    (566,293,711)
                             ------------  ------------  ------------  -------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................    7,797,555   (58,142,179)  (26,033,742)  (147,387,776)    305,530,129    (529,675,275)

NET ASSETS
  Beginning of period.......  123,713,528   181,855,707   698,888,462    846,276,238   2,058,427,690   2,588,102,965
                             ------------  ------------  ------------  -------------  --------------  --------------
  End of period............. $131,511,083  $123,713,528  $672,854,720  $ 698,888,462  $2,363,957,819  $2,058,427,690
                             ============  ============  ============  =============  ==============  ==============

  Beginning units...........    7,731,366    11,233,517    51,458,919     62,861,740     129,699,948     166,002,437
                             ------------  ------------  ------------  -------------  --------------  --------------
  Units issued..............    6,769,443     9,400,306    25,458,708     28,396,711      71,285,520      81,008,847
  Units redeemed............   (7,052,658)  (12,902,457)  (29,125,613)   (39,799,532)    (62,308,739)   (117,311,336)
                             ------------  ------------  ------------  -------------  --------------  --------------
  Ending units..............    7,448,151     7,731,366    47,792,014     51,458,919     138,676,729     129,699,948
                             ============  ============  ============  =============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE EQUITY       AST QMA US EQUITY ALPHA    AST T. ROWE PRICE NATURAL       AST T. ROWE PRICE ASSET
     INCOME PORTFOLIO                  PORTFOLIO              RESOURCES PORTFOLIO           ALLOCATION PORTFOLIO
--------------------------    --------------------------  ---------------------------  ------------------------------
 01/01/2012      01/01/2011    01/01/2012    01/01/2011    01/01/2012     01/01/2011     01/01/2012      01/01/2011
     TO              TO            TO            TO            TO             TO             TO              TO
 12/31/2012      12/31/2011    12/31/2012    12/31/2011    12/31/2012     12/31/2011     12/31/2012      12/31/2011
------------    ------------  ------------  ------------  ------------  -------------  --------------  --------------
$ (2,869,736)   $ (1,325,434) $   (910,313) $   (993,010) $ (3,185,101) $  (3,930,421) $   (8,257,267) $  (11,028,115)
           0               0             0             0             0              0      14,470,571               0
   9,502,916     (28,013,055)    2,380,106   (11,461,297)    2,275,657     21,413,168      46,039,654     146,998,680
  16,374,061      19,114,157    16,642,367    12,359,598     2,203,945    (96,148,761)    126,550,775    (169,064,948)
------------    ------------  ------------  ------------  ------------  -------------  --------------  --------------

  23,007,241     (10,224,332)   18,112,160       (94,709)    1,294,501    (78,666,014)    178,803,733     (33,094,383)
------------    ------------  ------------  ------------  ------------  -------------  --------------  --------------

   3,295,289       3,041,501     2,133,433     1,436,849     7,197,280     10,853,353      43,715,135      48,970,099
    (129,653)       (140,443)     (158,120)     (242,746)     (260,720)      (432,241)     (1,128,271)       (797,066)
 (14,960,889)    (14,527,400)  (14,748,345)  (15,604,252)  (21,941,398)   (30,904,202)    (79,062,409)    (84,890,784)
  44,772,819     (21,233,340)   15,474,068    (1,621,947)   13,629,642    (52,820,754)    268,259,448    (160,632,043)
    (467,022)       (365,871)     (371,154)     (279,783)   (1,395,012)    (1,644,540)    (11,080,808)     (9,771,800)
------------    ------------  ------------  ------------  ------------  -------------  --------------  --------------

  32,510,544     (33,225,553)    2,329,882   (16,311,879)   (2,770,208)   (74,948,384)    220,703,095    (207,121,594)
------------    ------------  ------------  ------------  ------------  -------------  --------------  --------------

  55,517,785     (43,449,885)   20,442,042   (16,406,588)   (1,475,707)  (153,614,398)    399,506,828    (240,215,977)

 138,958,823     182,408,708   107,997,241   124,403,829   255,475,538    409,089,936   1,511,842,352   1,752,058,329
------------    ------------  ------------  ------------  ------------  -------------  --------------  --------------
$194,476,608    $138,958,823  $128,439,283  $107,997,241  $253,999,831  $ 255,475,538  $1,911,349,180  $1,511,842,352
============    ============  ============  ============  ============  =============  ==============  ==============

  12,887,510      16,262,361     9,571,807    11,194,402     9,670,862     13,162,652     105,877,741     122,828,179
------------    ------------  ------------  ------------  ------------  -------------  --------------  --------------
   9,440,381       6,278,415     6,223,197     5,859,703     7,915,341     11,853,388      51,229,229      57,576,886
  (6,754,780)     (9,653,266)   (6,008,451)   (7,482,298)   (8,035,735)   (15,345,178)    (36,835,361)    (74,527,324)
------------    ------------  ------------  ------------  ------------  -------------  --------------  --------------
  15,573,111      12,887,510     9,786,553     9,571,807     9,550,468      9,670,862     120,271,609     105,877,741
============    ============  ============  ============  ============  =============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                 SUBACCOUNTS
                             --------------------------------------------------------------------------------------
                                  AST INTERNATIONAL                                      AST JPMORGAN INTERNATIONAL
                                   VALUE PORTFOLIO       AST MFS GLOBAL EQUITY PORTFOLIO      EQUITY PORTFOLIO
                             --------------------------  ------------------------------  --------------------------
                              01/01/2012    01/01/2011    01/01/2012      01/01/2011      01/01/2012    01/01/2011
                                  TO            TO            TO              TO              TO            TO
                              12/31/2012    12/31/2011    12/31/2012      12/31/2011      12/31/2012    12/31/2011
                             ------------  ------------   ------------    ------------   ------------  ------------
OPERATIONS
  Net investment income
   (loss)................... $  1,018,108  $   (547,359) $   (694,968)   $ (1,580,645)   $    442,850  $   (660,864)
  Capital gains
   distributions
   received.................            0             0             0               0               0             0
  Realized gain (loss) on
   shares redeemed..........    6,738,173   (24,404,324)    5,390,085      11,062,750       1,520,190    (7,391,342)
  Net change in unrealized
   gain (loss) on
   investments..............   10,502,501    (4,054,056)   20,912,421     (21,056,789)     31,260,141   (21,283,390)
                             ------------  ------------   ------------    ------------   ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   18,258,782   (29,005,739)   25,607,538     (11,574,684)     33,223,181   (29,335,596)
                             ------------  ------------   ------------    ------------   ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................    2,717,815     3,367,835     3,495,194       3,694,358       3,317,275     4,590,456
  Annuity Payments..........      (81,139)     (326,425)     (145,257)       (218,130)       (255,974)     (424,952)
  Surrenders, withdrawals
   and death benefits.......  (11,593,838)  (15,279,066)  (10,129,138)    (11,753,511)    (17,422,175)  (23,379,503)
  Net transfers between
   other subaccounts or
   fixed rate option........     (705,786)  (24,504,531)   22,739,374     (12,140,956)     17,902,254   (35,321,489)
  Withdrawal and other
   charges..................     (474,757)     (539,184)     (756,719)       (650,835)       (771,735)     (815,940)
                             ------------  ------------   ------------    ------------   ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............  (10,137,705)  (37,281,371)   15,203,454     (21,069,075)      2,769,645   (55,351,428)
                             ------------  ------------   ------------    ------------   ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................    8,121,077   (66,287,110)   40,810,992     (32,643,759)     35,992,826   (84,687,024)

NET ASSETS
  Beginning of period.......  134,221,901   200,509,011   117,106,640     149,750,399     170,765,426   255,452,450
                             ------------  ------------   ------------    ------------   ------------  ------------
  End of period............. $142,342,978  $134,221,901  $157,917,632    $117,106,640    $206,758,252  $170,765,426
                             ============  ============   ============    ============   ============  ============

  Beginning units...........   11,036,015    14,189,326     7,715,607       9,439,564      11,107,534    15,322,476
                             ------------  ------------   ------------    ------------   ------------  ------------
  Units issued..............    4,541,241     6,019,493     6,067,812       6,456,162       8,215,704     9,069,266
  Units redeemed............   (5,064,487)   (9,172,804)   (5,197,983)     (8,180,119)     (7,740,686)  (13,284,208)
                             ------------  ------------   ------------    ------------   ------------  ------------
  Ending units..............   10,512,769    11,036,015     8,585,436       7,715,607      11,582,552    11,107,534
                             ============  ============   ============    ============   ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE GLOBAL          AST INTERNATIONAL        AST WELLINGTON MANAGEMENT      AST CAPITAL GROWTH ASSET
      BOND PORTFOLIO                GROWTH PORTFOLIO         HEDGED EQUITY PORTFOLIO         ALLOCATION PORTFOLIO
--------------------------    ---------------------------  --------------------------  -------------------------------
 01/01/2012      01/01/2011    01/01/2012     01/01/2011    01/01/2012    01/01/2011     01/01/2012       01/01/2011
     TO              TO            TO             TO            TO            TO             TO               TO
 12/31/2012      12/31/2011    12/31/2012     12/31/2011    12/31/2012    12/31/2011     12/31/2012       12/31/2011
------------    ------------  ------------  -------------  ------------  ------------  --------------  ---------------
$  2,286,726    $  3,102,751  $ (2,646,796) $  (5,873,875) $ (3,821,920) $ (3,482,790) $  (43,111,123) $   (61,874,914)
   4,827,768       2,363,342             0              0             0             0               0                0
   1,631,275       2,106,360    18,031,898    (99,181,140)    7,783,595    21,953,853     147,068,848      241,461,820
     445,173         182,262    55,061,085     17,425,212    15,291,495   (38,094,249)    281,936,075     (466,961,847)
------------    ------------  ------------  -------------  ------------  ------------  --------------  ---------------

   9,190,942       7,754,715    70,446,187    (87,629,803)   19,253,170   (19,623,186)    385,893,800     (287,374,941)
------------    ------------  ------------  -------------  ------------  ------------  --------------  ---------------

   4,761,816       4,639,074     4,437,779      6,296,977     9,643,171     8,700,260     102,124,963      125,072,586
    (537,155)       (395,177)     (585,926)      (892,622)      (86,818)     (232,918)     (1,225,306)        (764,241)
 (27,019,555)    (31,214,720)  (44,277,496)   (59,587,711)  (15,269,194)  (16,957,074)   (189,439,213)    (209,081,802)
   4,533,829     (34,013,365)   (8,351,411)   (69,267,939)   42,221,772   (26,982,548)    291,310,099     (868,912,976)
    (891,664)       (868,318)     (838,991)      (945,226)   (1,327,792)   (1,014,731)    (17,672,437)     (17,462,296)
------------    ------------  ------------  -------------  ------------  ------------  --------------  ---------------

 (19,152,729)    (61,852,506)  (49,616,045)  (124,396,521)   35,181,139   (36,487,011)    185,098,106     (971,148,729)
------------    ------------  ------------  -------------  ------------  ------------  --------------  ---------------
  (9,961,787)    (54,097,791)   20,830,142   (212,026,324)   54,434,309   (56,110,197)    570,991,906   (1,258,523,670)

 274,526,078     328,623,869   405,957,355    617,983,679   209,446,477   265,556,674   3,434,051,640    4,692,575,310
------------    ------------  ------------  -------------  ------------  ------------  --------------  ---------------
$264,564,291    $274,526,078  $426,787,497  $ 405,957,355  $263,880,786  $209,446,477  $4,005,043,546  $ 3,434,051,640
============    ============  ============  =============  ============  ============  ==============  ===============

  17,356,545      21,421,713    27,343,227     35,392,062    22,133,953    26,699,884     341,315,862      445,215,821
------------    ------------  ------------  -------------  ------------  ------------  --------------  ---------------
   7,953,115      11,979,825     9,613,259     12,351,757    17,099,031    23,118,295     160,308,172      181,984,909
  (9,187,200)    (16,044,993)  (12,753,527)   (20,400,592)  (13,676,932)  (27,684,226)   (145,929,977)    (285,884,868)
------------    ------------  ------------  -------------  ------------  ------------  --------------  ---------------
  16,122,460      17,356,545    24,202,959     27,343,227    25,556,052    22,133,953     355,694,057      341,315,862
============    ============  ============  =============  ============  ============  ==============  ===============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                       SUBACCOUNTS
                             ----------------------------------------------------------------------------------------------
                              AST ACADEMIC STRATEGIES ASSET        AST BALANCED ASSET            AST PRESERVATION ASSET
                                  ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO
                             ------------------------------  ------------------------------  ------------------------------
                               01/01/2012      01/01/2011      01/01/2012      01/01/2011      01/01/2012      01/01/2011
                                   TO              TO              TO              TO              TO              TO
                               12/31/2012      12/31/2011      12/31/2012      12/31/2011      12/31/2012      12/31/2011
                             --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)................... $  (29,065,144) $  (46,780,491) $  (23,619,238) $  (33,667,533) $  (21,142,773) $  (26,875,383)
  Capital gains
   distributions
   received.................              0               0      84,342,530               0     163,050,575               0
  Realized gain (loss) on
   shares redeemed..........    151,188,536      (9,166,449)     71,744,620     279,047,750      75,017,692      63,487,770
  Net change in unrealized
   gain (loss) on
   investments..............    181,354,900    (155,428,452)    123,312,761    (380,354,601)      6,844,756     (67,893,707)
                             --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............    303,478,292    (211,375,392)    255,780,673    (134,974,384)    223,770,250     (31,281,320)
                             --------------  --------------  --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................     74,119,535      94,255,297      56,949,344      82,109,332      55,278,691      62,241,153
  Annuity Payments..........       (934,535)     (2,490,528)     (1,673,558)     (1,021,131)       (581,067)     (1,012,724)
  Surrenders, withdrawals
   and death benefits.......   (160,415,685)   (185,058,813)   (138,117,145)   (149,010,258)   (189,725,060)   (210,140,797)
  Net transfers between
   other subaccounts or
   fixed rate option........    132,489,013    (596,423,569)    256,056,051    (469,447,480)    157,803,489      40,074,379
  Withdrawal and other
   charges..................    (16,008,153)    (16,269,286)    (17,021,674)    (16,257,456)    (14,477,097)    (13,596,816)
                             --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............     29,250,175    (705,986,899)    156,193,018    (553,626,993)      8,298,956    (122,434,805)
                             --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................    332,728,467    (917,362,291)    411,973,691    (688,601,377)    232,069,206    (153,716,125)

NET ASSETS
  Beginning of period.......  2,989,751,473   3,907,113,764   2,435,193,261   3,123,794,638   2,684,655,281   2,838,371,406
                             --------------  --------------  --------------  --------------  --------------  --------------
  End of period............. $3,322,479,940  $2,989,751,473  $2,847,166,952  $2,435,193,261  $2,916,724,487  $2,684,655,281
                             ==============  ==============  ==============  ==============  ==============  ==============

  Beginning units...........    294,848,532     367,637,929     228,059,866     283,878,686     235,261,368     246,540,507
                             --------------  --------------  --------------  --------------  --------------  --------------
  Units issued..............    108,935,398     130,962,410      87,013,298     117,517,172      71,082,145     111,625,366
  Units redeemed............   (107,737,065)   (203,751,807)    (74,056,079)   (173,335,992)    (70,691,949)   (122,904,505)
                             --------------  --------------  --------------  --------------  --------------  --------------
  Ending units..............    296,046,865     294,848,532     241,017,085     228,059,866     235,651,564     235,261,368
                             ==============  ==============  ==============  ==============  ==============  ==============


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
    AST SCHRODERS GLOBAL          AST CLS MODERATE ASSET       AST J.P. MORGAN GLOBAL     AST HORIZON MODERATE ASSET
     TACTICAL PORTFOLIO            ALLOCATION PORTFOLIO          THEMATIC PORTFOLIO          ALLOCATION PORTFOLIO
---------------------------    ---------------------------  ---------------------------  ---------------------------
 01/01/2012       01/01/2011    01/01/2012     01/01/2011    01/01/2012     01/01/2011    01/01/2012     01/01/2011
     TO               TO            TO             TO            TO             TO            TO             TO
 12/31/2012       12/31/2011    12/31/2012     12/31/2011    12/31/2012     12/31/2011    12/31/2012     12/31/2011
------------    -------------  ------------  -------------  ------------  -------------  ------------  -------------
$ (8,047,680)   $  (9,260,336) $(10,274,177) $ (12,030,416) $ (7,974,994) $  (8,942,906) $ (9,476,763) $ (10,452,701)
   3,019,041        6,266,719    23,034,224     14,210,930     4,046,195     27,853,009    21,683,906     41,850,951
  17,035,331       25,370,469    20,530,041     65,602,675    12,687,758     14,610,418    13,280,181     46,037,084
  62,181,867      (81,952,076)   31,730,924   (118,749,848)   52,754,414    (74,377,582)   37,532,849   (109,286,499)
------------    -------------  ------------  -------------  ------------  -------------  ------------  -------------

  74,188,559      (59,575,224)   65,021,012    (50,966,659)   61,513,373    (40,857,061)   63,020,173    (31,851,165)
------------    -------------  ------------  -------------  ------------  -------------  ------------  -------------

  19,569,297       25,853,899    21,832,659     26,703,160    20,673,100     27,423,747    22,824,309     24,621,718
     (47,070)          (1,493)      (98,201)        (9,695)     (251,244)          (259)     (155,509)       (49,113)
 (20,485,709)     (19,211,983)  (36,790,180)   (36,018,539)  (18,173,985)   (18,163,796)  (32,132,836)   (26,406,284)
 163,299,049     (151,922,742)   75,429,149   (117,993,820)   50,139,634    (97,346,321)   49,205,514   (104,552,695)
  (5,162,545)      (4,838,865)   (6,905,879)    (6,639,657)   (5,205,379)    (4,891,468)   (6,805,739)    (6,430,478)
------------    -------------  ------------  -------------  ------------  -------------  ------------  -------------

 157,173,022     (150,121,184)   53,467,548   (133,958,551)   47,182,126    (92,978,097)   32,935,739   (112,816,852)
------------    -------------  ------------  -------------  ------------  -------------  ------------  -------------

 231,361,581     (209,696,408)  118,488,560   (184,925,210)  108,695,499   (133,835,158)   95,955,912   (144,668,017)

 498,579,817      708,276,225   788,152,760    973,077,970   547,517,727    681,352,885   767,335,898    912,003,915
------------    -------------  ------------  -------------  ------------  -------------  ------------  -------------
$729,941,398    $ 498,579,817  $906,641,320  $ 788,152,760  $656,213,226  $ 547,517,727  $863,291,810  $ 767,335,898
============    =============  ============  =============  ============  =============  ============  =============

  49,794,863       67,762,156    83,953,848     99,996,567    56,706,824     68,780,259    76,501,222     88,962,542
------------    -------------  ------------  -------------  ------------  -------------  ------------  -------------
  45,975,741       48,571,414    37,511,390     47,421,947    38,229,964     50,478,380    28,535,024     38,979,157
 (31,856,769)     (66,538,707)  (32,477,163)   (63,464,666)  (34,188,960)   (62,551,815)  (25,568,170)   (51,440,477)
------------    -------------  ------------  -------------  ------------  -------------  ------------  -------------
  63,913,835       49,794,863    88,988,075     83,953,848    60,747,828     56,706,824    79,468,076     76,501,222
============    =============  ============  =============  ============  =============  ============  =============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                               SUBACCOUNTS
                             ------------------------------------------------------------------------------
                               AST FI PYRAMIS(R) ASSET   AST WESTERN ASSET CORE PLUS
                                ALLOCATION PORTFOLIO           BOND PORTFOLIO         DAVIS VALUE PORTFOLIO
                             --------------------------  --------------------------  ----------------------
                              01/01/2012    01/01/2011    01/01/2012    01/01/2011   01/01/2012  01/01/2011
                                  TO            TO            TO            TO           TO          TO
                              12/31/2012    12/31/2011    12/31/2012    12/31/2011   12/31/2012  12/31/2011
                             ------------  ------------  ------------  ------------  ----------  ----------
OPERATIONS
  Net investment income
   (loss)................... $ (4,108,932) $ (5,361,693) $  6,758,114  $  3,505,801  $    1,668  $   (9,321)
  Capital gains
   distributions
   received.................            0    12,971,083    14,416,767     5,948,414      68,443      95,038
  Realized gain (loss) on
   shares redeemed..........    6,168,893     9,452,561     6,750,157    21,240,637     (62,379)   (101,483)
  Net change in unrealized
   gain (loss) on
   investments..............   29,984,067   (46,524,473)   (3,889,687)  (13,458,736)    121,473     (60,276)
                             ------------  ------------  ------------  ------------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   32,044,028   (29,462,522)   24,035,351    17,236,116     129,205     (76,042)
                             ------------  ------------  ------------  ------------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................   12,574,854    13,428,276     8,630,992    12,187,071       5,228       3,534
  Annuity Payments..........      (34,633)       (5,123)     (227,638)      (73,463)     (1,349)     (7,537)
  Surrenders, withdrawals
   and death benefits.......  (11,271,651)  (10,623,303)  (27,856,440)  (23,403,454)   (164,929)   (313,851)
  Net transfers between
   other subaccounts or
   fixed rate option........   57,811,076   (57,887,859)   37,544,947   (15,227,395)    (16,165)    (24,499)
  Withdrawal and other
   charges..................   (2,558,826)   (2,478,312)   (2,559,983)   (2,286,448)     (4,047)     (4,423)
                             ------------  ------------  ------------  ------------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............   56,520,820   (57,566,321)   15,531,878   (28,803,689)   (181,262)   (346,776)
                             ------------  ------------  ------------  ------------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................   88,564,848   (87,028,843)   39,567,229   (11,567,573)    (52,057)   (422,818)

NET ASSETS
  Beginning of period.......  271,363,870   358,392,713   388,750,590   400,318,163   1,191,039   1,613,857
                             ------------  ------------  ------------  ------------  ----------  ----------
  End of period............. $359,928,718  $271,363,870  $428,317,819  $388,750,590  $1,138,982  $1,191,039
                             ============  ============  ============  ============  ==========  ==========

  Beginning units...........   29,299,088    37,008,706    34,469,621    37,019,192     115,205     147,415
                             ------------  ------------  ------------  ------------  ----------  ----------
  Units issued..............   21,307,734    26,500,426    24,987,155    33,159,444       5,533       8,218
  Units redeemed............  (15,848,242)  (34,210,044)  (23,669,020)  (35,709,015)    (21,986)    (40,428)
                             ------------  ------------  ------------  ------------  ----------  ----------
  Ending units..............   34,758,580    29,299,088    35,787,756    34,469,621      98,752     115,205
                             ============  ============  ============  ============  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                      SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
COLUMBIA VARIABLE PORTFOLIO - COLUMBIA VARIABLE PORTFOLIO - COLUMBIA VARIABLE PORTFOLIO - PRUDENTIAL SP INTERNATIONAL
  ASSET ALLOCATION FUND           MONEY MARKET FUND         SMALL COMPANY GROWTH FUND         GROWTH PORTFOLIO
----------------------------  ----------------------------  -------------------------     --------------------------
 01/01/2012     01/01/2011     01/01/2012     01/01/2011    01/01/2012     01/01/2011      01/01/2012    01/01/2011
     TO             TO             TO             TO            TO             TO              TO            TO
 12/31/2012     12/31/2011     12/31/2012     12/31/2011    12/31/2012     12/31/2011      12/31/2012    12/31/2011
 -----------    -----------    -----------    -----------   ----------     ----------     -----------   -----------
$    59,873    $    89,967    $   (11,939)   $   (12,693)    $ (3,971)     $  (4,795)     $   (74,697)  $   (26,034)
          0              0              0              0            0              0                0             0
   (173,431)       113,317              0              0       11,430         54,949          751,249       601,132
    710,022       (271,869)             0              0       33,751        (66,559)         819,066    (2,269,835)
 -----------    -----------    -----------    -----------    --------      ---------      -----------   -----------

    596,464        (68,585)       (11,939)       (12,693)      41,210        (16,405)       1,495,618    (1,694,737)
 -----------    -----------    -----------    -----------    --------      ---------      -----------   -----------

      4,578          3,294          1,971          3,022          986          1,350           16,505        78,075
   (282,930)       (11,855)           (39)             0            0              0          (26,957)         (881)
   (752,944)      (806,514)    (1,082,610)    (1,674,976)     (50,162)      (149,135)      (1,289,024)   (1,074,227)
   (149,023)      (338,548)       931,269      1,728,256        2,406        (25,103)         186,227      (640,688)
     (7,684)        (8,134)        (3,324)        (3,612)        (928)        (1,072)         (13,183)      (14,118)
 -----------    -----------    -----------    -----------    --------      ---------      -----------   -----------

 (1,188,003)    (1,161,757)      (152,733)        52,690      (47,698)      (173,960)      (1,126,432)   (1,651,839)
 -----------    -----------    -----------    -----------    --------      ---------      -----------   -----------

   (591,539)    (1,230,342)      (164,672)        39,997       (6,488)      (190,365)         369,186    (3,346,576)

  5,413,888      6,644,230      1,182,161      1,142,164      387,511        577,876        7,890,474    11,237,050
 -----------    -----------    -----------    -----------    --------      ---------      -----------   -----------
$ 4,822,349    $ 5,413,888    $ 1,017,489    $ 1,182,161     $381,023      $ 387,511      $ 8,259,660   $ 7,890,474
 ===========    ===========    ===========    ===========    ========      =========      ===========   ===========

    349,314        420,821        109,204        104,456       21,224         29,597          750,098       897,050
 -----------    -----------    -----------    -----------    --------      ---------      -----------   -----------
      2,006          9,550        128,743        248,185          512             72          256,871       284,613
    (73,251)       (81,057)      (143,000)      (243,437)      (2,915)        (8,445)        (355,976)     (431,565)
 -----------    -----------    -----------    -----------    --------      ---------      -----------   -----------
    278,069        349,314         94,947        109,204       18,821         21,224          650,993       750,098
 ===========    ===========    ===========    ===========    ========      =========      ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                              SUBACCOUNTS
                             ---------------------------------------------------------------------------------
                                                                                    FIRST TRUST TARGET FOCUS FOUR
                             NVIT DEVELOPING MARKETS FUND THE DOW DART 10 PORTFOLIO         PORTFOLIO
                             --------------------------   -----------------------   ----------------------------
                              01/01/2012     01/01/2011    01/01/2012   01/01/2011   01/01/2012     01/01/2011
                                  TO             TO            TO           TO           TO             TO
                              12/31/2012     12/31/2011    12/31/2012   12/31/2011   12/31/2012     12/31/2011
                             ------------   ------------  -----------   ----------   -----------    -----------
OPERATIONS
  Net investment income
   (loss)................... $ (1,151,327)  $ (1,541,843) $  (116,305)  $  (94,147) $  (108,806)   $  (175,620)
  Capital gains
   distributions
   received.................            0              0            0            0            0              0
  Realized gain (loss) on
   shares redeemed..........   (1,067,105)    13,793,780      701,243    1,027,783       33,555      1,080,819
  Net change in unrealized
   gain (loss) on
   investments..............   12,698,073    (42,708,596)       7,065     (594,236)     801,754     (2,527,219)
                             ------------   ------------  -----------   ----------   -----------    -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   10,479,641    (30,456,659)     592,003      339,400      726,503     (1,622,020)
                             ------------   ------------  -----------   ----------   -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................      981,284      1,432,191       96,840       47,938       78,815        294,955
  Annuity Payments..........     (351,194)      (304,113)         290      (24,890)           0          7,081
  Surrenders, withdrawals
   and death benefits.......  (10,669,363)   (17,867,402)  (1,008,377)    (646,482)    (890,333)    (2,104,546)
  Net transfers between
   other subaccounts or
   fixed rate option........    3,407,145    (41,393,180)      90,727      264,862   (1,109,358)      (271,742)
  Withdrawal and other
   charges..................      (91,830)      (121,526)      (9,546)      (6,610)     (11,563)       (13,577)
                             ------------   ------------  -----------   ----------   -----------    -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............   (6,723,958)   (58,254,030)    (830,066)    (365,182)  (1,932,439)    (2,087,829)
                             ------------   ------------  -----------   ----------   -----------    -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................    3,755,683    (88,710,689)    (238,063)     (25,782)  (1,205,936)    (3,709,849)

NET ASSETS
  Beginning of period.......   75,241,411    163,952,100    6,771,762    6,797,544    7,011,096     10,720,945
                             ------------   ------------  -----------   ----------   -----------    -----------
  End of period............. $ 78,997,094   $ 75,241,411  $ 6,533,699   $6,771,762  $ 5,805,160    $ 7,011,096
                             ============   ============  ===========   ==========   ===========    ===========

  Beginning units...........    4,090,174      6,635,573      588,903      626,791    1,182,518      1,562,752
                             ------------   ------------  -----------   ----------   -----------    -----------
  Units issued..............    1,959,169      2,481,367      285,453      401,824      359,396      1,216,900
  Units redeemed............   (2,298,663)    (5,026,766)    (354,355)    (439,712)    (635,654)    (1,597,134)
                             ------------   ------------  -----------   ----------   -----------    -----------
  Ending units..............    3,750,680      4,090,174      520,001      588,903      906,260      1,182,518
                             ============   ============  ===========   ==========   ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                        SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
GLOBAL DIVIDEND TARGET 15
        PORTFOLIO            NASDAQ TARGET 15 PORTFOLIO  S&P TARGET 24 PORTFOLIO  TARGET MANAGED VIP PORTFOLIO
-------------------------    ------------------------   ------------------------  ---------------------------
 01/01/2012     01/01/2011    01/01/2012    01/01/2011   01/01/2012   01/01/2011   01/01/2012     01/01/2011
     TO             TO            TO            TO           TO           TO           TO             TO
 12/31/2012     12/31/2011    12/31/2012    12/31/2011   12/31/2012   12/31/2011   12/31/2012     12/31/2011
-----------    ------------  -----------   -----------  -----------  -----------   -----------   -----------
$  (466,040)   $   (525,150) $   (63,373)  $   (86,809) $  (134,313) $  (158,992) $  (334,110)   $  (429,039)
          0               0            0             0            0            0            0              0
  1,845,207         720,445      415,176     1,442,256      348,835    2,354,410    2,022,447     (1,430,515)
  4,205,062      (3,304,854)     169,420    (1,326,797)     375,322   (1,848,400)     446,326        934,927
-----------    ------------  -----------   -----------  -----------  -----------   -----------   -----------

  5,584,229      (3,109,559)     521,223        28,650      589,844      347,018    2,134,663       (924,627)
-----------    ------------  -----------   -----------  -----------  -----------   -----------   -----------

    375,763         469,450       15,422        46,076      175,425      196,034       91,173        278,084
    (68,457)        (92,258)           0        (1,440)      (5,578)     (22,134)     (66,891)           (17)
 (3,174,514)     (4,359,532)    (804,913)     (524,439)  (1,167,597)  (1,793,672)  (3,268,437)    (3,318,192)
  4,361,068      (4,757,989)    (966,240)   (2,845,855)  (1,607,214)     970,822     (479,261)    (3,800,866)
    (32,847)        (35,383)      (3,073)       (4,172)     (10,452)     (13,531)     (46,645)       (52,460)
-----------    ------------  -----------   -----------  -----------  -----------   -----------   -----------

  1,461,013      (8,775,712)  (1,758,804)   (3,329,830)  (2,615,416)    (662,481)  (3,770,061)    (6,893,451)
-----------    ------------  -----------   -----------  -----------  -----------   -----------   -----------

  7,045,242     (11,885,271)  (1,237,581)   (3,301,180)  (2,025,572)    (315,463)  (1,635,398)    (7,818,078)

 24,605,908      36,491,179    4,401,243     7,702,423    9,184,685    9,500,148   20,023,502     27,841,580
-----------    ------------  -----------   -----------  -----------  -----------   -----------   -----------
$31,651,150    $ 24,605,908  $ 3,163,662   $ 4,401,243  $ 7,159,113  $ 9,184,685  $18,388,104    $20,023,502
===========    ============  ===========   ===========  ===========  ===========   ===========   ===========

  1,599,922       2,172,888      454,419       786,515      817,764      915,334    2,087,462      2,782,763
-----------    ------------  -----------   -----------  -----------  -----------   -----------   -----------
    875,700         805,855      354,859       414,824      351,986      990,376      540,979        835,741
   (799,164)     (1,378,821)    (513,821)     (746,920)    (572,791)  (1,087,946)    (912,146)    (1,531,042)
-----------    ------------  -----------   -----------  -----------  -----------   -----------   -----------
  1,676,458       1,599,922      295,457       454,419      596,959      817,764    1,716,295      2,087,462
===========    ============  ===========   ===========  ===========  ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                              SUBACCOUNTS
                             ----------------------------------------------------------------------------------
                                                             THE DOW TARGET DIVIDEND
                             VALUE LINE TARGET 25 PORTFOLIO         PORTFOLIO             PROFUND VP ASIA 30
                             -----------------------------  ------------------------  -------------------------
                              01/01/2012      01/01/2011     01/01/2012   01/01/2011   01/01/2012   01/01/2011
                                  TO              TO             TO           TO           TO           TO
                              12/31/2012      12/31/2011     12/31/2012   12/31/2011   12/31/2012   12/31/2011
                              -----------     -----------   -----------  -----------  -----------  ------------
OPERATIONS
  Net investment income
   (loss)................... $  (101,211)    $  (149,945)   $  (311,996) $  (349,965) $  (333,070) $   (624,860)
  Capital gains
   distributions
   received.................           0               0              0            0            0     2,670,634
  Realized gain (loss) on
   shares redeemed..........     480,671      (2,766,737)     2,333,448    3,347,144   (3,987,853)   (5,995,379)
  Net change in unrealized
   gain (loss) on
   investments..............     899,557         275,087     (1,426,830)  (2,365,707)   7,008,916    (7,441,552)
                              -----------     -----------   -----------  -----------  -----------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   1,279,017      (2,641,595)       594,622      631,472    2,687,993   (11,391,157)
                              -----------     -----------   -----------  -----------  -----------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................      56,938         134,129        157,373      253,631      257,956       353,275
  Annuity Payments..........     (24,602)        (31,741)      (118,440)     (22,222)     (24,264)      (32,843)
  Surrenders, withdrawals
   and death benefits.......    (951,121)     (1,825,032)    (2,636,228)  (2,870,694)  (2,315,767)   (6,632,122)
  Net transfers between
   other subaccounts or
   fixed rate option........  (1,213,658)     (1,092,026)    (4,062,851)   1,490,935      984,409   (20,466,244)
  Withdrawal and other
   charges..................      (8,387)        (10,930)       (28,368)     (31,921)     (36,211)      (46,839)
                              -----------     -----------   -----------  -----------  -----------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............  (2,140,830)     (2,825,600)    (6,688,514)  (1,180,271)  (1,133,877)  (26,824,773)
                              -----------     -----------   -----------  -----------  -----------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................    (861,813)     (5,467,195)    (6,093,892)    (548,799)   1,554,116   (38,215,930)

NET ASSETS
  Beginning of period.......   7,137,544      12,604,739     21,739,396   22,288,195   21,250,077    59,466,007
                              -----------     -----------   -----------  -----------  -----------  ------------
  End of period............. $ 6,275,731     $ 7,137,544    $15,645,504  $21,739,396  $22,804,193  $ 21,250,077
                              ===========     ===========   ===========  ===========  ===========  ============

  Beginning units...........   1,095,836       1,410,791      2,453,874    2,628,048    1,208,979     2,412,977
                              -----------     -----------   -----------  -----------  -----------  ------------
  Units issued..............     120,020         285,723      2,209,847    1,828,047    1,523,294     2,281,979
  Units redeemed............    (417,912)       (600,678)    (2,968,787)  (2,002,221)  (1,603,489)   (3,485,977)
                              -----------     -----------   -----------  -----------  -----------  ------------
  Ending units..............     797,944       1,095,836      1,694,934    2,453,874    1,128,784     1,208,979
                              ===========     ===========   ===========  ===========  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                         SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------

    PROFUND VP BANKS              PROFUND VP BEAR       PROFUND VP BIOTECHNOLOGY  PROFUND VP BASIC MATERIALS
------------------------    --------------------------  ------------------------  -------------------------
 01/01/2012     01/01/2011   01/01/2012    01/01/2011    01/01/2012   01/01/2011   01/01/2012   01/01/2011
     TO             TO           TO            TO            TO           TO           TO           TO
 12/31/2012     12/31/2011   12/31/2012    12/31/2011    12/31/2012   12/31/2011   12/31/2012   12/31/2011
-----------    -----------  ------------  ------------  -----------  -----------  -----------  ------------
$   (75,725)   $   (76,233) $   (259,460) $   (336,330) $  (152,248) $  (107,165) $  (212,913) $   (528,773)
          0              0             0             0            0            0            0             0
    242,722       (760,864)   (4,462,848)   (2,790,312)   2,434,803     (298,285)  (2,223,555)    6,105,644
    279,738       (450,539)      927,305       314,431      391,891       68,256    3,374,195   (11,683,851)
-----------    -----------  ------------  ------------  -----------  -----------  -----------  ------------

    446,735     (1,287,636)   (3,795,003)   (2,812,211)   2,674,446     (337,194)     937,727    (6,106,980)
-----------    -----------  ------------  ------------  -----------  -----------  -----------  ------------

     16,973         26,067        54,388        41,695       51,333       34,194      233,521       306,746
    (13,306)        (3,652)      (12,490)      (37,294)     (13,657)     (10,840)      (6,251)      (19,097)
   (789,716)    (1,013,592)   (2,346,503)   (2,561,250)  (1,740,414)  (1,123,244)  (2,030,951)   (4,806,827)
  4,464,395     (2,069,779)   (2,160,388)    2,224,084    5,129,092      307,187   (2,526,867)  (27,524,222)
     (5,023)        (4,130)      (16,660)      (21,083)      (6,739)      (4,843)     (17,285)      (28,330)
-----------    -----------  ------------  ------------  -----------  -----------  -----------  ------------

  3,673,323     (3,065,086)   (4,481,653)     (353,848)   3,419,615     (797,546)  (4,347,833)  (32,071,730)
-----------    -----------  ------------  ------------  -----------  -----------  -----------  ------------

  4,120,058     (4,352,722)   (8,276,656)   (3,166,059)   6,094,061   (1,134,740)  (3,410,106)  (38,178,710)

  2,310,369      6,663,091    18,223,594    21,389,653    4,770,149    5,904,889   17,075,313    55,254,023
-----------    -----------  ------------  ------------  -----------  -----------  -----------  ------------
$ 6,430,427    $ 2,310,369  $  9,946,938  $ 18,223,594  $10,864,210  $ 4,770,149  $13,665,207  $ 17,075,313
===========    ===========  ============  ============  ===========  ===========  ===========  ============

    618,255      1,298,049     3,842,819     3,980,611      444,163      569,921    1,156,867     3,099,368
-----------    -----------  ------------  ------------  -----------  -----------  -----------  ------------
  6,496,033      5,361,980    22,329,398    36,327,055    2,317,443    2,411,085    1,224,448     3,654,025
 (5,818,174)    (6,041,774)  (23,666,057)  (36,464,847)  (2,044,532)  (2,536,843)  (1,518,106)   (5,596,526)
-----------    -----------  ------------  ------------  -----------  -----------  -----------  ------------
  1,296,114        618,255     2,506,160     3,842,819      717,074      444,163      863,209     1,156,867
===========    ===========  ============  ============  ===========  ===========  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                               SUBACCOUNTS
                             -------------------------------------------------------------------------------
                                                                                           PROFUND VP
                                PROFUND VP ULTRABULL          PROFUND VP BULL           CONSUMER SERVICES
                             -------------------------  --------------------------  ------------------------
                              01/01/2012   01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
                                  TO           TO            TO            TO            TO           TO
                              12/31/2012   12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
                             -----------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)................... $  (136,956) $   (178,058) $   (703,489) $   (829,426) $  (196,245) $  (150,176)
  Capital gains
   distributions
   received.................           0     1,046,572             0       842,515       61,850            0
  Realized gain (loss) on
   shares redeemed..........   2,714,266    (1,980,578)    6,482,372      (904,822)   1,564,438    1,386,494
  Net change in unrealized
   gain (loss) on
   investments..............    (252,798)     (549,671)     (312,047)   (2,142,095)     414,944   (1,180,383)
                             -----------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   2,324,512    (1,661,735)    5,466,836    (3,033,828)   1,844,987       55,935
                             -----------  ------------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................      75,377        76,882       337,976       389,583      211,915      194,779
  Annuity Payments..........     (21,140)      (21,853)      (52,002)      (46,224)      (1,607)      (7,574)
  Surrenders, withdrawals
   and death benefits.......  (1,248,651)   (1,835,500)   (6,864,221)   (8,999,999)  (1,441,282)    (900,841)
  Net transfers between
   other subaccounts or
   fixed rate option........  (4,086,492)    2,253,736   (20,665,313)   15,611,956    1,889,787   (6,492,923)
  Withdrawal and other
   charges..................      (8,977)      (11,493)      (64,943)      (68,536)     (33,573)     (25,685)
                             -----------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............  (5,289,883)      461,772   (27,308,503)    6,886,780      625,240   (7,232,244)
                             -----------  ------------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................  (2,965,371)   (1,199,963)  (21,841,667)    3,852,952    2,470,227   (7,176,309)

NET ASSETS
  Beginning of period.......  10,989,716    12,189,679    61,306,438    57,453,486    8,369,405   15,545,714
                             -----------  ------------  ------------  ------------  -----------  -----------
  End of period............. $ 8,024,345  $ 10,989,716  $ 39,464,771  $ 61,306,438  $10,839,632  $ 8,369,405
                             ===========  ============  ============  ============  ===========  ===========

  Beginning units...........   1,787,163     1,807,351     6,004,400     5,434,551      823,362    1,604,048
                             -----------  ------------  ------------  ------------  -----------  -----------
  Units issued..............   7,081,862    17,024,284    19,004,836    34,920,185    2,837,784    2,245,854
  Units redeemed............  (7,847,682)  (17,044,472)  (21,605,717)  (34,350,336)  (2,772,182)  (3,026,540)
                             -----------  ------------  ------------  ------------  -----------  -----------
  Ending units..............   1,021,343     1,787,163     3,403,519     6,004,400      888,964      823,362
                             ===========  ============  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                         SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
       PROFUND VP
CONSUMER GOODS PORTFOLIO       PROFUND VP OIL & GAS       PROFUND VP EUROPE 30      PROFUND VP FINANCIALS
------------------------    -------------------------  -------------------------  ------------------------
 01/01/2012     01/01/2011   01/01/2012   01/01/2011    01/01/2012   01/01/2011    01/01/2012   01/01/2011
     TO             TO           TO           TO            TO           TO            TO           TO
 12/31/2012     12/31/2011   12/31/2012   12/31/2011    12/31/2012   12/31/2011    12/31/2012   12/31/2011
-----------    -----------  -----------  ------------  -----------  ------------  -----------  -----------
$   (95,851)   $  (112,144) $  (614,198) $   (926,323) $   193,749  $   (111,946) $  (229,284) $  (256,062)
          0              0    3,397,242             0            0             0            0            0
  1,224,958      1,156,118   (4,302,406)   10,615,101     (470,449)   (1,482,897)     675,765     (379,315)
    (14,831)    (1,084,724)   1,561,339   (10,699,144)   2,387,840    (2,104,867)   1,905,146   (2,242,990)
-----------    -----------  -----------  ------------  -----------  ------------  -----------  -----------

  1,114,276        (40,750)      41,977    (1,010,366)   2,111,140    (3,699,710)   2,351,627   (2,878,367)
-----------    -----------  -----------  ------------  -----------  ------------  -----------  -----------

    235,283        263,046      334,010       802,793      115,120       142,185      234,689      320,128
    (33,452)       (10,209)    (261,671)     (146,589)     (26,804)      (36,873)        (860)     (10,223)
 (1,557,634)    (1,874,087)  (4,791,361)   (7,673,001)  (1,992,568)   (5,013,166)  (1,487,763)  (1,322,013)
 (4,336,958)       592,377   (3,912,427)  (12,566,765)   7,477,851   (14,358,027)   4,477,004   (3,423,980)
    (42,953)       (42,332)     (42,838)      (59,249)      (9,849)      (16,582)     (61,169)     (56,338)
-----------    -----------  -----------  ------------  -----------  ------------  -----------  -----------

 (5,735,714)    (1,071,205)  (8,674,287)  (19,642,811)   5,563,750   (19,282,463)   3,161,901   (4,492,426)
-----------    -----------  -----------  ------------  -----------  ------------  -----------  -----------

 (4,621,438)    (1,111,955)  (8,632,310)  (20,653,177)   7,674,890   (22,982,173)   5,513,528   (7,370,793)

 16,035,810     17,147,765   43,737,050    64,390,227   11,041,822    34,023,995   10,763,551   18,134,344
-----------    -----------  -----------  ------------  -----------  ------------  -----------  -----------
$11,414,372    $16,035,810  $35,104,740  $ 43,737,050  $18,716,712  $ 11,041,822  $16,277,079  $10,763,551
===========    ===========  ===========  ============  ===========  ============  ===========  ===========

  1,243,206      1,382,231    2,056,191     3,005,340    1,176,304     3,144,021    1,806,372    2,566,539
-----------    -----------  -----------  ------------  -----------  ------------  -----------  -----------
  2,339,420      3,917,206    1,981,579     5,461,360    3,253,374     4,685,124    4,854,849    2,745,573
 (2,779,850)    (4,056,231)  (2,406,893)   (6,410,509)  (2,733,963)   (6,652,841)  (4,425,997)  (3,505,740)
-----------    -----------  -----------  ------------  -----------  ------------  -----------  -----------
    802,776      1,243,206    1,630,877     2,056,191    1,695,715     1,176,304    2,235,224    1,806,372
===========    ===========  ===========  ============  ===========  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                               SUBACCOUNTS
                             -------------------------------------------------------------------------------
                                     PROFUND VP                                            ACCESS VP
                                U.S. GOVERNMENT PLUS      PROFUND VP HEALTH CARE        HIGH YIELD FUND
                             --------------------------  ------------------------  -------------------------
                              01/01/2012    01/01/2011    01/01/2012   01/01/2011   01/01/2012    01/01/2011
                                  TO            TO            TO           TO           TO            TO
                              12/31/2012    12/31/2011    12/31/2012   12/31/2011   12/31/2012    12/31/2011
                             ------------  ------------  -----------  -----------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)................... $   (621,389) $   (476,149) $  (295,179) $  (331,815) $    872,312  $  (166,672)
  Capital gains
   distributions
   received.................    6,286,695             0            0            0             0      519,162
  Realized gain (loss) on
   shares redeemed..........   (4,529,257)   10,104,394    1,959,839      291,937     2,615,066     (424,332)
  Net change in unrealized
   gain (loss) on
   investments..............   (2,245,022)    4,328,862    1,190,110     (520,841)     (234,815)      47,295
                             ------------  ------------  -----------  -----------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   (1,108,973)   13,957,107    2,854,770     (560,719)    3,252,563      (24,547)
                             ------------  ------------  -----------  -----------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................       14,291       115,752      388,824      578,392        77,905       48,252
  Annuity Payments..........      (74,477)      (36,936)        (186)     (14,754)      (89,596)     (68,944)
  Surrenders, withdrawals
   and death benefits.......   (6,799,757)   (4,750,219)  (2,237,365)  (2,301,665)   (5,124,352)  (3,556,534)
  Net transfers between
   other subaccounts or
   fixed rate option........   (7,486,248)    4,472,075    5,443,372    3,549,612   (13,403,567)  26,487,020
  Withdrawal and other
   charges..................      (48,684)      (26,954)     (80,777)     (65,654)      (10,051)      (8,633)
                             ------------  ------------  -----------  -----------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............  (14,394,875)     (226,282)   3,513,868    1,745,931   (18,549,661)  22,901,161
                             ------------  ------------  -----------  -----------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................  (15,503,848)   13,730,825    6,368,638    1,185,212   (15,297,098)  22,876,614

NET ASSETS
  Beginning of period.......   42,389,850    28,659,025   17,794,035   16,608,823    41,868,446   18,991,832
                             ------------  ------------  -----------  -----------  ------------  -----------
  End of period............. $ 26,886,002  $ 42,389,850  $24,162,673  $17,794,035  $ 26,571,348  $41,868,446
                             ============  ============  ===========  ===========  ============  ===========

  Beginning units...........    2,260,090     2,138,497    1,723,492    1,736,274     2,808,005    1,290,923
                             ------------  ------------  -----------  -----------  ------------  -----------
  Units issued..............    9,608,283    14,005,905    3,917,778    4,685,124     4,591,393    7,350,771
  Units redeemed............  (10,445,837)  (13,884,312)  (3,614,487)  (6,652,841)   (5,815,719)  (5,833,689)
                             ------------  ------------  -----------  -----------  ------------  -----------
  Ending units..............    1,422,536     2,260,090    2,026,783    1,723,492     1,583,679    2,808,005
                             ============  ============  ===========  ===========  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                         SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------

 PROFUND VP INDUSTRIALS        PROFUND VP INTERNET        PROFUND VP JAPAN      PROFUND VP PRECIOUS METALS
------------------------    ------------------------  ------------------------  --------------------------
 01/01/2012     01/01/2011  01/01/2012   01/01/2011    01/01/2012   01/01/2011   01/01/2012    01/01/2011
     TO             TO          TO           TO            TO           TO           TO            TO
 12/31/2012     12/31/2011  12/31/2012   12/31/2011    12/31/2012   12/31/2011   12/31/2012    12/31/2011
-----------    -----------  ----------  ------------  -----------  -----------  ------------  ------------
$  (139,740)   $  (223,434) $  (70,570) $   (123,728) $   (85,375) $  (119,894) $   (966,822) $ (1,697,182)
          0              0     700,011       273,931            0            0             0     1,875,748
  1,027,595       (139,690)   (498,397)    1,712,642      101,331   (1,451,451)  (14,409,188)    6,412,557
    202,713     (1,181,478)    533,872    (2,226,476)   1,020,266     (694,057)    3,627,006   (33,215,189)
-----------    -----------  ----------  ------------  -----------  -----------  ------------  ------------

  1,090,568     (1,544,602)    664,916      (363,631)   1,036,222   (2,265,402)  (11,749,004)  (26,624,066)
-----------    -----------  ----------  ------------  -----------  -----------  ------------  ------------

    208,088        214,326      23,518        42,613       35,801      108,067       395,090     1,093,783
     (3,100)        (9,659)    (21,781)       (3,338)      (3,801)     (27,158)     (162,005)      (27,101)
 (1,211,539)    (1,720,362)   (580,862)   (1,163,247)    (754,253)  (1,197,113)   (7,529,204)  (13,446,454)
    113,314     (3,707,892)  1,438,374   (11,198,684)   2,873,198   (2,080,642)   (2,875,093)  (26,232,855)
    (34,339)       (45,018)     (4,054)       (5,160)      (3,866)      (7,148)      (59,862)      (84,287)
-----------    -----------  ----------  ------------  -----------  -----------  ------------  ------------

   (927,576)    (5,268,605)    855,195   (12,327,816)   2,147,079   (3,203,994)  (10,231,074)  (38,696,914)
-----------    -----------  ----------  ------------  -----------  -----------  ------------  ------------

    162,992     (6,813,207)  1,520,111   (12,691,447)   3,183,301   (5,469,396)  (21,980,078)  (65,320,980)

  9,130,008     15,943,215   4,212,718    16,904,165    4,799,884   10,269,280    75,280,954   140,601,934
-----------    -----------  ----------  ------------  -----------  -----------  ------------  ------------
$ 9,293,000    $ 9,130,008  $5,732,829  $  4,212,718  $ 7,983,185  $ 4,799,884  $ 53,300,876  $ 75,280,954
===========    ===========  ==========  ============  ===========  ===========  ============  ============

    751,923      1,255,274     176,485       650,532      752,891    1,285,956     4,194,250     6,200,393
-----------    -----------  ----------  ------------  -----------  -----------  ------------  ------------
  1,684,518      4,210,320     388,311       437,893    1,962,441    4,194,896     6,292,066    11,029,037
 (1,755,622)    (4,713,671)   (362,277)     (911,940)  (1,683,020)  (4,727,961)   (6,969,085)  (13,035,180)
-----------    -----------  ----------  ------------  -----------  -----------  ------------  ------------
    680,819        751,923     202,519       176,485    1,032,312      752,891     3,517,231     4,194,250
===========    ===========  ==========  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                               SUBACCOUNTS
                             ------------------------------------------------------------------------------
                             PROFUND VP MID-CAP GROWTH   PROFUND VP MID-CAP VALUE  PROFUND VP PHARMACEUTICALS
                             -------------------------  -------------------------  ------------------------
                              01/01/2012   01/01/2011    01/01/2012   01/01/2011    01/01/2012    01/01/2011
                                  TO           TO            TO           TO            TO            TO
                              12/31/2012   12/31/2011    12/31/2012   12/31/2011    12/31/2012    12/31/2011
                             -----------  ------------  -----------  ------------  -----------   -----------
OPERATIONS
  Net investment income
   (loss)................... $  (485,457) $   (852,051) $  (325,742) $   (338,952) $   (28,585)  $   (21,222)
  Capital gains
   distributions
   received.................           0             0            0             0            0             0
  Realized gain (loss) on
   shares redeemed..........   3,107,677    (1,026,731)   2,670,359      (976,628)   1,294,250       (70,357)
  Net change in unrealized
   gain (loss) on
   investments..............     848,404    (3,396,526)     640,523      (683,149)    (485,381)      706,994
                             -----------  ------------  -----------  ------------  -----------   -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   3,470,624    (5,275,308)   2,985,140    (1,998,729)     780,284       615,415
                             -----------  ------------  -----------  ------------  -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................     532,334       535,732      223,758       255,474      147,614        63,513
  Annuity Payments..........    (112,674)      (72,759)     (66,323)      (39,817)    (154,560)       (8,555)
  Surrenders, withdrawals
   and death benefits.......  (3,652,863)  (10,302,350)  (3,346,465)   (4,177,395)  (1,184,454)     (771,457)
  Net transfers between
   other subaccounts or
   fixed rate option........  (3,915,923)  (22,926,138)  (1,873,555)    2,818,028   (4,899,871)    7,373,199
  Withdrawal and other
   charges..................     (64,164)      (78,847)     (34,327)      (41,023)     (10,831)       (7,248)
                             -----------  ------------  -----------  ------------  -----------   -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............  (7,213,290)  (32,844,362)  (5,096,912)   (1,184,733)  (6,102,102)    6,649,452
                             -----------  ------------  -----------  ------------  -----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................  (3,742,666)  (38,119,670)  (2,111,772)   (3,183,462)  (5,321,818)    7,264,867

NET ASSETS
  Beginning of period.......  31,799,895    69,919,565   25,103,638    28,287,100   12,351,106     5,086,239
                             -----------  ------------  -----------  ------------  -----------   -----------
  End of period............. $28,057,229  $ 31,799,895  $22,991,866  $ 25,103,638  $ 7,029,288   $12,351,106
                             ===========  ============  ===========  ============  ===========   ===========

  Beginning units...........   2,359,912     4,928,250    1,920,279     2,068,855    1,403,588       650,106
                             -----------  ------------  -----------  ------------  -----------   -----------
  Units issued..............   5,128,518    15,900,638    4,508,033    10,902,164    2,072,075     3,574,543
  Units redeemed............  (5,673,727)  (18,468,976)  (4,908,312)  (11,050,740)  (2,762,759)   (2,821,061)
                             -----------  ------------  -----------  ------------  -----------   -----------
  Ending units..............   1,814,703     2,359,912    1,520,000     1,920,279      712,904     1,403,588
                             ===========  ============  ===========  ============  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
                              PROFUND VP RISING RATES
 PROFUND VP REAL ESTATE             OPPORTUNITY            PROFUND VP NASDAQ-100    PROFUND VP SEMICONDUCTOR
------------------------    --------------------------  --------------------------  ------------------------
 01/01/2012     01/01/2011   01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
     TO             TO           TO            TO            TO            TO            TO           TO
 12/31/2012     12/31/2011   12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
-----------    -----------  ------------  ------------  ------------  ------------  -----------  -----------
$   137,414    $  (286,872) $   (188,226) $   (427,339) $   (466,106) $   (486,739) $   (17,493) $   (40,109)
          0              0             0             0             0             0            0            0
  1,674,258        641,712    (1,537,933)   (8,077,689)    1,999,109       558,065      (83,915)    (121,148)
    492,320       (718,950)      816,212    (2,679,227)    1,118,225    (2,469,788)      42,817     (197,997)
-----------    -----------  ------------  ------------  ------------  ------------  -----------  -----------

  2,303,992       (364,110)     (909,947)  (11,184,255)    2,651,228    (2,398,462)     (58,591)    (359,254)
-----------    -----------  ------------  ------------  ------------  ------------  -----------  -----------

    235,250        465,299        89,142       130,780       160,590       186,207        4,435        9,636
    (57,847)       (56,347)      (14,767)      (39,000)      (81,270)      (33,123)      (2,494)           0
 (2,242,283)    (1,977,675)   (1,288,873)   (4,110,041)   (4,442,693)   (4,451,347)    (365,526)    (405,157)
  3,848,693     (2,076,531)   (1,361,148)   (6,930,516)   (1,049,663)   (6,213,870)     (63,241)    (259,136)
    (33,372)       (28,801)      (13,340)      (23,174)      (32,765)      (30,723)      (1,031)      (1,512)
-----------    -----------  ------------  ------------  ------------  ------------  -----------  -----------

  1,750,441     (3,674,055)   (2,588,986)  (10,971,951)   (5,445,801)  (10,542,856)    (427,857)    (656,169)
-----------    -----------  ------------  ------------  ------------  ------------  -----------  -----------

  4,054,433     (4,038,165)   (3,498,933)  (22,156,206)   (2,794,573)  (12,941,318)    (486,448)  (1,015,423)

 12,605,153     16,643,318    12,550,548    34,706,754    25,609,587    38,550,905    1,531,016    2,546,439
-----------    -----------  ------------  ------------  ------------  ------------  -----------  -----------
$16,659,586    $12,605,153  $  9,051,615  $ 12,550,548  $ 22,815,014  $ 25,609,587  $ 1,044,568  $ 1,531,016
===========    ===========  ============  ============  ============  ============  ===========  ===========

    759,299      1,045,159     4,828,569     8,233,308     2,757,794     4,004,792      246,303      387,235
-----------    -----------  ------------  ------------  ------------  ------------  -----------  -----------
  2,317,318      3,085,054    26,211,974    25,857,055    18,359,902    20,620,583    1,594,412    2,037,418
 (2,207,790)    (3,370,914)  (27,276,385)  (29,261,794)  (18,924,270)  (21,867,581)  (1,665,208)  (2,178,350)
-----------    -----------  ------------  ------------  ------------  ------------  -----------  -----------
    868,827        759,299     3,764,158     4,828,569     2,193,426     2,757,794      175,507      246,303
===========    ===========  ============  ============  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                SUBACCOUNTS
                             --------------------------------------------------------------------------------
                                PROFUND VP SMALL-CAP                                    PROFUND VP SHORT
                                       GROWTH            PROFUND VP SHORT MID-CAP          NASDAQ-100
                             --------------------------  ------------------------  --------------------------
                              01/01/2012    01/01/2011    01/01/2012   01/01/2011   01/01/2012    01/01/2011
                                  TO            TO            TO           TO           TO            TO
                              12/31/2012    12/31/2011    12/31/2012   12/31/2011   12/31/2012    12/31/2011
                             ------------  ------------  -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)................... $   (441,601) $   (616,956) $   (25,442) $   (30,910) $    (68,419) $   (114,153)
  Capital gains
   distributions
   received.................            0        79,703            0            0             0             0
  Realized gain (loss) on
   shares redeemed..........    3,592,996     1,277,013     (577,301)    (516,161)   (1,132,755)   (1,459,462)
  Net change in unrealized
   gain (loss) on
   investments..............     (329,206)   (3,863,965)      65,153       85,071      (109,320)      338,385
                             ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............    2,822,189    (3,124,205)    (537,590)    (462,000)   (1,310,494)   (1,235,230)
                             ------------  ------------  -----------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................      504,082       473,998        5,632        2,263        10,173        66,307
  Annuity Payments..........      (73,992)      (34,982)      (3,885)           0        (3,305)            0
  Surrenders, withdrawals
   and death benefits.......   (3,326,068)   (6,178,846)    (283,449)    (154,775)     (691,404)     (732,098)
  Net transfers between
   other subaccounts or
   fixed rate option........  (14,265,577)   (9,965,234)    (750,087)   1,459,940    (2,178,816)    3,253,590
  Withdrawal and other
   charges..................      (55,076)      (52,598)      (1,247)        (895)       (8,132)      (10,399)
                             ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............  (17,216,631)  (15,757,662)  (1,033,036)   1,306,533    (2,871,484)    2,577,400
                             ------------  ------------  -----------  -----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................  (14,394,442)  (18,881,867)  (1,570,626)     844,533    (4,181,978)    1,342,170

NET ASSETS
  Beginning of period.......   35,338,379    54,220,246    2,613,940    1,769,407     8,012,860     6,670,690
                             ------------  ------------  -----------  -----------  ------------  ------------
  End of period............. $ 20,943,937  $ 35,338,379  $ 1,043,314  $ 2,613,940  $  3,830,882  $  8,012,860
                             ============  ============  ===========  ===========  ============  ============

  Beginning units...........    2,476,373     3,712,325      601,461      374,376     2,782,815     2,018,684
                             ------------  ------------  -----------  -----------  ------------  ------------
  Units issued..............    4,018,431    10,777,452    3,630,779    4,917,905    16,848,801    33,513,168
  Units redeemed............   (5,188,820)  (12,013,404)  (3,933,787)  (4,690,820)  (17,987,728)  (32,749,037)
                             ------------  ------------  -----------  -----------  ------------  ------------
  Ending units..............    1,305,984     2,476,373      298,453      601,461     1,643,888     2,782,815
                             ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                         SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------
                                                                                          PROFUND VP
PROFUND VP SHORT SMALL-CAP    PROFUND VP SMALL-CAP VALUE   PROFUND VP TECHNOLOGY      TELECOMMUNICATIONS
--------------------------    ------------------------   ------------------------  ------------------------
 01/01/2012      01/01/2011    01/01/2012    01/01/2011   01/01/2012   01/01/2011   01/01/2012   01/01/2011
     TO              TO            TO            TO           TO           TO           TO           TO
 12/31/2012      12/31/2011    12/31/2012    12/31/2011   12/31/2012   12/31/2011   12/31/2012   12/31/2011
------------    ------------  -----------   -----------  -----------  -----------  -----------  -----------
$    (58,636)   $    (68,797) $  (268,723)  $  (288,549) $  (124,033) $  (156,625) $   102,902  $   156,315
           0               0            0             0            0            0            0            0
    (797,320)        175,421    1,635,046       894,662      802,367      487,215    1,371,229       37,793
     (60,588)          1,165      431,387    (1,719,831)    (204,485)  (1,217,948)    (330,607)    (740,030)
------------    ------------  -----------   -----------  -----------  -----------  -----------  -----------

    (916,544)        107,789    1,797,710    (1,113,718)     473,849     (887,358)   1,143,524     (545,922)
------------    ------------  -----------   -----------  -----------  -----------  -----------  -----------

       8,823           2,016      218,674       260,615       92,362       29,918      123,069      447,748
      (4,197)         (3,537)     (46,429)      (30,511)      (7,136)      (9,319)       2,124      (12,052)
    (652,980)       (769,915)  (2,539,171)   (3,233,251)  (1,148,769)  (2,018,131)    (979,698)    (881,889)
      94,650         869,797     (673,426)      360,133   (3,790,965)   2,674,537    2,269,836   (5,820,509)
      (3,014)         (3,476)     (24,524)      (25,293)      (4,850)      (5,613)     (30,775)     (27,852)
------------    ------------  -----------   -----------  -----------  -----------  -----------  -----------

    (556,718)         94,885   (3,064,876)   (2,668,307)  (4,859,358)     671,392    1,384,556   (6,294,554)
------------    ------------  -----------   -----------  -----------  -----------  -----------  -----------

  (1,473,262)        202,674   (1,267,166)   (3,782,025)  (4,385,509)    (215,966)   2,528,080   (6,840,476)

   4,130,567       3,927,893   18,880,537    22,662,562   10,484,394   10,700,360    7,236,917   14,077,393
------------    ------------  -----------   -----------  -----------  -----------  -----------  -----------
$  2,657,305    $  4,130,567  $17,613,371   $18,880,537  $ 6,098,885  $10,484,394  $ 9,764,997  $ 7,236,917
============    ============  ===========   ===========  ===========  ===========  ===========  ===========

     986,348         840,511    1,619,009     1,786,699    1,409,041    1,440,130      897,431    1,766,778
------------    ------------  -----------   -----------  -----------  -----------  -----------  -----------
  16,389,025      14,825,949    3,157,930     4,298,243    1,986,781    3,154,785    3,608,841    3,949,191
 (16,596,285)    (14,680,112)  (3,498,423)   (4,465,933)  (2,579,926)  (3,185,874)  (3,482,623)  (4,818,538)
------------    ------------  -----------   -----------  -----------  -----------  -----------  -----------
     779,088         986,348    1,278,516     1,619,009      815,896    1,409,041    1,023,649      897,431
============    ============  ===========   ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                               SUBACCOUNTS
                             -------------------------------------------------------------------------------
                              PROFUND VP ULTRAMID-CAP   PROFUND VP ULTRANASDAQ-100  PROFUND VP ULTRASMALL-CAP
                             -------------------------  --------------------------  ------------------------
                              01/01/2012   01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
                                  TO           TO            TO            TO            TO           TO
                              12/31/2012   12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
                             -----------  ------------  ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)................... $  (263,241) $   (411,761) $   (358,682) $   (471,031) $  (132,680) $  (192,429)
  Capital gains
   distributions
   received.................           0             0             0             0            0    3,392,923
  Realized gain (loss) on
   shares redeemed..........   3,610,507       492,753     9,102,756     2,094,464    1,881,144   (3,786,147)
  Net change in unrealized
   gain (loss) on
   investments..............     765,804    (3,310,892)     (673,845)   (3,709,191)     396,316   (1,512,701)
                             -----------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   4,113,070    (3,229,900)    8,070,229    (2,085,758)   2,144,780   (2,098,354)
                             -----------  ------------  ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................     145,853       237,307       764,568       200,833      182,458       98,079
  Annuity Payments..........     (45,730)       (3,136)      (39,319)       (9,827)     (16,840)      (4,080)
  Surrenders, withdrawals
   and death benefits.......  (1,815,275)   (3,149,553)   (2,148,117)   (3,368,478)    (849,897)  (2,027,614)
  Net transfers between
   other subaccounts or
   fixed rate option........     348,707   (17,681,781)  (13,584,360)    2,562,108   (1,452,638)  (4,764,293)
  Withdrawal and other
   charges..................     (19,278)      (24,594)      (29,556)      (33,041)      (7,159)      (9,398)
                             -----------  ------------  ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............  (1,385,723)  (20,621,757)  (15,036,784)     (648,405)  (2,144,076)  (6,707,306)
                             -----------  ------------  ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................   2,727,347   (23,851,657)   (6,966,555)   (2,734,163)         704   (8,805,660)

NET ASSETS
  Beginning of period.......  14,754,053    38,605,710    26,978,442    29,712,605    8,670,614   17,476,274
                             -----------  ------------  ------------  ------------  -----------  -----------
  End of period............. $17,481,400  $ 14,754,053  $ 20,011,887  $ 26,978,442  $ 8,671,318  $ 8,670,614
                             ===========  ============  ============  ============  ===========  ===========

  Beginning units...........   1,281,711     2,833,583    13,474,319    17,474,379    1,128,432    1,784,211
                             -----------  ------------  ------------  ------------  -----------  -----------
  Units issued..............   4,031,715     8,653,189    18,872,115    32,067,523    6,376,153    7,282,171
  Units redeemed............  (4,166,420)  (10,205,061)  (22,698,240)  (36,067,583)  (6,622,476)  (7,937,950)
                             -----------  ------------  ------------  ------------  -----------  -----------
  Ending units..............   1,147,006     1,281,711     9,648,194    13,474,319      882,109    1,128,432
                             ===========  ============  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                        SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------
   PROFUND VP UTILITIES      PROFUND VP LARGE-CAP GROWTH PROFUND VP LARGE-CAP VALUE      RYDEX VT NOVA
-------------------------    -------------------------   -------------------------  ----------------------
 01/01/2012      01/01/2011   01/01/2012    01/01/2011    01/01/2012   01/01/2011   01/01/2012  01/01/2011
     TO              TO           TO            TO            TO           TO           TO          TO
 12/31/2012      12/31/2011   12/31/2012    12/31/2011    12/31/2012   12/31/2011   12/31/2012  12/31/2011
------------    -----------  -----------   ------------  -----------  ------------  ----------  ----------
$    242,387    $   206,188  $  (376,758)  $   (471,625) $  (173,843) $   (189,704) $  (19,506) $  (20,649)
           0              0            0              0            0             0           0           0
   1,878,961      2,175,634    3,558,058      1,426,884    3,101,495       (58,468)     87,758     121,530
  (2,798,674)     1,400,989     (403,019)    (2,077,992)    (623,181)   (1,066,034)    202,321    (128,165)
------------    -----------  -----------   ------------  -----------  ------------  ----------  ----------

    (677,326)     3,782,811    2,778,281     (1,122,733)   2,304,471    (1,314,206)    270,573     (27,284)
------------    -----------  -----------   ------------  -----------  ------------  ----------  ----------

     278,080        477,011      134,675        236,034      457,307       190,961       2,476       3,047
     (52,297)       (94,940)     (91,435)       (20,168)     (20,616)      (17,865)     (1,550)       (433)
  (3,385,393)    (3,274,984)  (2,996,616)    (4,788,050)  (1,719,841)   (3,923,517)   (125,610)   (302,013)
  (9,360,103)    10,295,178   (4,991,764)       (61,696)  (1,340,819)   (6,511,643)    (99,265)    (49,429)
     (83,190)       (74,726)     (32,461)       (36,565)     (67,075)      (53,059)     (2,391)     (2,612)
------------    -----------  -----------   ------------  -----------  ------------  ----------  ----------

 (12,602,903)     7,327,539   (7,977,601)    (4,670,445)  (2,691,044)  (10,315,123)   (226,340)   (351,440)
------------    -----------  -----------   ------------  -----------  ------------  ----------  ----------

 (13,280,229)    11,110,350   (5,199,320)    (5,793,178)    (386,573)  (11,629,329)     44,233    (378,724)

  36,723,650     25,613,300   27,419,108     33,212,286   19,187,051    30,816,380   1,381,095   1,759,819
------------    -----------  -----------   ------------  -----------  ------------  ----------  ----------
$ 23,443,421    $36,723,650  $22,219,788   $ 27,419,108  $18,800,478  $ 19,187,051  $1,425,328  $1,381,095
============    ===========  ===========   ============  ===========  ============  ==========  ==========

   2,536,752      2,038,857    2,571,238      3,155,232    2,107,013     3,322,025     261,964     325,867
------------    -----------  -----------   ------------  -----------  ------------  ----------  ----------
   2,986,892      5,699,530    4,993,130      9,731,384    5,384,633     9,756,594       4,781      15,964
  (3,876,279)    (5,201,635)  (5,703,749)   (10,315,378)  (5,662,352)  (10,971,606)    (42,868)    (79,867)
------------    -----------  -----------   ------------  -----------  ------------  ----------  ----------
   1,647,365      2,536,752    1,860,619      2,571,238    1,829,294     2,107,013     223,877     261,964
============    ===========  ===========   ============  ===========  ============  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                            SUBACCOUNTS
                             ---------------------------------------------------------------------------
                                                       RYDEX VT INVERSE S&P 500    INVESCO V.I. GLOBAL
                                RYDEX VT NASDAQ-100          STRATEGY               HEALTH CARE FUND
                             ------------------------  -----------------------  ------------------------
                              01/01/2012   01/01/2011  01/01/2012   01/01/2011   01/01/2012   01/01/2011
                                  TO           TO          TO           TO           TO           TO
                              12/31/2012   12/31/2011  12/31/2012   12/31/2011   12/31/2012   12/31/2011
                             -----------  -----------  ----------   ----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)................... $  (129,838) $  (135,154)  $ (1,473)    $ (1,854)  $  (477,638) $  (550,095)
  Capital gains
   distributions
   received.................           0            0          0            0             0            0
  Realized gain (loss) on
   shares redeemed..........     (39,793)    (354,282)    (6,241)     (11,242)    2,217,171    3,658,253
  Net change in unrealized
   gain (loss) on
   investments..............   1,503,021      606,520    (13,989)      (1,618)    3,587,097   (2,593,125)
                             -----------  -----------   --------     --------   -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   1,333,390      117,084    (21,703)     (14,714)    5,326,630      515,033
                             -----------  -----------   --------     --------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................      25,756       35,545        150          272       333,957      372,731
  Annuity Payments..........     (26,304)     (29,739)         0       (2,885)      (69,651)     (43,123)
  Surrenders, withdrawals
   and death benefits.......  (1,066,280)  (1,344,335)    (5,463)      (9,793)   (4,740,602)  (4,815,812)
  Net transfers between
   other subaccounts or
   fixed rate option........    (439,936)    (500,659)     6,309         (101)    1,882,876   (2,617,590)
  Withdrawal and other
   charges..................     (18,961)     (20,217)      (148)        (213)      (41,207)     (45,229)
                             -----------  -----------   --------     --------   -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............  (1,525,725)  (1,859,405)       848      (12,720)   (2,634,627)  (7,149,023)
                             -----------  -----------   --------     --------   -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................    (192,335)  (1,742,321)   (20,855)     (27,434)    2,692,003   (6,633,990)

NET ASSETS
  Beginning of period.......   8,764,301   10,506,622    121,184      148,618    29,770,819   36,404,809
                             -----------  -----------   --------     --------   -----------  -----------
  End of period............. $ 8,571,966  $ 8,764,301   $100,329     $121,184   $32,462,822  $29,770,819
                             ===========  ===========   ========     ========   ===========  ===========

  Beginning units...........   1,157,628    1,398,195     19,680       21,649     2,168,644    2,704,265
                             -----------  -----------   --------     --------   -----------  -----------
  Units issued..............      14,348       18,784      1,490        1,161       870,786      930,700
  Units redeemed............    (188,844)    (259,351)    (1,266)      (3,130)   (1,062,229)  (1,466,321)
                             -----------  -----------   --------     --------   -----------  -----------
  Ending units..............     983,132    1,157,628     19,904       19,680     1,977,201    2,168,644
                             ===========  ===========   ========     ========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                                     SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
                                                          WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT
                              WELLS FARGO ADVANTAGE VT    INTERNATIONAL EQUITY     SMALL CAP GROWTH PORTFOLIO
INVESCO V.I. TECHNOLOGY FUND  INDEX ASSET ALLOCATION FUND PORTFOLIO SHARE CLASS 2       SHARE CLASS 2
---------------------------   --------------------------  -----------------------  -------------------------
 01/01/2012     01/01/2011     01/01/2012    01/01/2011   01/01/2012   01/01/2011  01/01/2012    01/01/2011
     TO             TO             TO            TO           TO           TO          TO            TO
 12/31/2012     12/31/2011     12/31/2012    12/31/2011   12/31/2012   12/31/2011  12/31/2012    12/31/2011
-----------    ------------   -----------   -----------   ----------   ----------  ----------    ----------
$  (329,667)   $   (397,339)  $     7,470   $   452,076   $    (490)   $ (10,521)  $  (24,220)   $  (27,774)
          0               0             0             0      44,249       35,421       80,230             0
  2,510,974       1,402,579       316,081      (152,052)    (85,997)     (99,449)     (73,851)     (127,516)
    (56,780)     (2,740,428)    2,596,721     1,076,027     116,232      (40,063)     124,658        38,802
-----------    ------------   -----------   -----------   ---------    ---------    ----------   ----------

  2,124,527      (1,735,188)    2,920,272     1,376,051      73,994     (114,612)     106,817      (116,488)
-----------    ------------   -----------   -----------   ---------    ---------    ----------   ----------

    114,699         279,173        37,647        47,013         680          709        5,478         4,653
    (61,577)        (72,127)     (248,764)     (415,154)     (1,364)           0           51       (24,251)
 (2,956,175)     (4,729,061)   (2,560,650)   (3,670,282)   (108,910)     (80,637)    (248,338)     (262,368)
 (1,871,459)     (6,745,989)     (682,199)   (1,277,533)     (9,551)      (8,500)     (26,201)     (163,519)
    (35,579)        (41,803)      (14,307)      (21,432)       (759)        (976)      (1,859)       (2,239)
-----------    ------------   -----------   -----------   ---------    ---------    ----------   ----------

 (4,810,091)    (11,309,807)   (3,468,273)   (5,337,388)   (119,904)     (89,404)    (270,869)     (447,724)
-----------    ------------   -----------   -----------   ---------    ---------    ----------   ----------

 (2,685,564)    (13,044,995)     (548,001)   (3,961,337)    (45,910)    (204,016)    (164,052)     (564,212)

 23,148,347      36,193,342    26,487,172    30,448,509     679,199      883,215    1,708,447     2,272,659
-----------    ------------   -----------   -----------   ---------    ---------    ----------   ----------
$20,462,783    $ 23,148,347   $25,939,171   $26,487,172   $ 633,289    $ 679,199   $1,544,395    $1,708,447
===========    ============   ===========   ===========   =========    =========    ==========   ==========

  3,794,341       5,380,471     1,035,833     1,250,336      99,808      111,098      129,862       162,110
-----------    ------------   -----------   -----------   ---------    ---------    ----------   ----------
    541,129         858,831        13,214        15,563       3,238        4,173        2,494         3,354
 (1,235,397)     (2,444,961)     (138,892)     (230,066)    (19,753)     (15,463)     (22,181)      (35,602)
-----------    ------------   -----------   -----------   ---------    ---------    ----------   ----------
  3,100,073       3,794,341       910,155     1,035,833      83,293       99,808      110,175       129,862
===========    ============   ===========   ===========   =========    =========    ==========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                   SUBACCOUNTS
                             ---------------------------------------------------------------------------------------
                             WELLS FARGO ADVANTAGE VT AST FIRST TRUST BALANCED TARGET     AST FIRST TRUST CAPITAL
                                TOTAL RETURN BOND                PORTFOLIO             APPRECIATION TARGET PORTFOLIO
                             -----------------------  ------------------------------  ------------------------------
                             01/01/2012   01/01/2011    01/01/2012      01/01/2011      01/01/2012      01/01/2011
                                 TO           TO            TO              TO              TO              TO
                             12/31/2012   12/31/2011    12/31/2012      12/31/2011      12/31/2012      12/31/2011
                             ----------  -----------  --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)................... $    1,922  $    71,956  $    1,715,124  $   (1,906,540) $   (9,498,157) $  (16,277,675)
  Capital gains
   distributions
   received.................     92,506      224,894               0               0               0               0
  Realized gain (loss) on
   shares redeemed..........     57,978       64,961      35,005,299     135,287,913      63,097,779     153,093,263
  Net change in unrealized
   gain (loss) on
   investments..............     78,913        9,552      68,738,262    (219,845,707)    114,899,466    (405,354,217)
                             ----------  -----------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............    231,319      371,363     105,458,685     (86,464,334)    168,499,088    (268,538,629)
                             ----------  -----------  --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................      4,226        3,928      32,894,926      41,004,114      67,204,401      81,430,897
  Annuity Payments..........    (69,156)    (121,030)       (421,035)       (214,502)       (631,620)       (182,095)
  Surrenders, withdrawals
   and death benefits.......   (507,372)    (847,365)    (72,693,429)    (76,570,210)    (80,121,686)    (89,842,254)
  Net transfers between
   other subaccounts or
   fixed rate option........      6,003     (183,392)    101,234,390    (249,831,734)    224,162,819    (600,847,846)
  Withdrawal and other
   charges..................     (1,555)      (4,362)     (8,102,764)     (8,089,390)    (12,369,160)    (13,238,716)
                             ----------  -----------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............   (567,854)  (1,152,221)     52,912,088    (293,701,722)    198,244,754    (622,680,014)
                             ----------  -----------  --------------  --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................   (336,535)    (780,858)    158,370,773    (380,166,056)    366,743,842    (891,218,643)

NET ASSETS
  Beginning of period.......  5,324,498    6,105,356   1,294,669,553   1,674,835,609   1,644,212,966   2,535,431,609
                             ----------  -----------  --------------  --------------  --------------  --------------
  End of period............. $4,987,963  $ 5,324,498  $1,453,040,326  $1,294,669,553  $2,010,956,808  $1,644,212,966
                             ==========  ===========  ==============  ==============  ==============  ==============

  Beginning units...........    295,070      361,486     134,049,515     167,521,127     183,236,026     259,219,350
                             ----------  -----------  --------------  --------------  --------------  --------------
  Units issued..............      8,619       20,852      58,598,508      76,093,287     124,599,929     156,372,086
  Units redeemed............    (39,563)     (87,268)    (54,313,882)   (109,564,899)   (106,364,103)   (232,355,410)
                             ----------  -----------  --------------  --------------  --------------  --------------
  Ending units..............    264,126      295,070     138,334,141     134,049,515     201,471,852     183,236,026
                             ==========  ===========  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A55

                                             SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
    AST ADVANCED STRATEGIES       COLUMBIA VARIABLE PORTFOLIO -    AST INVESTMENT GRADE BOND
           PORTFOLIO                HIGH INCOME FUND                       PORTFOLIO               AST BOND PORTFOLIO 2015
------------------------------    ----------------------------  -------------------------------  --------------------------
  01/01/2012        01/01/2011    01/01/2012     01/01/2011        01/01/2012      01/01/2011     01/01/2012    01/01/2011
      TO                TO            TO             TO                TO              TO             TO            TO
  12/31/2012        12/31/2011    12/31/2012     12/31/2011        12/31/2012      12/31/2011     12/31/2012    12/31/2011
--------------    --------------  ----------     ----------     ---------------  --------------  ------------  ------------
$   (8,786,528)   $  (15,556,570)  $ 11,769       $ 12,806      $   (11,031,610) $      728,024  $    348,334  $   (533,539)
     6,352,214                 0          0              0           37,671,779     146,683,460     6,852,187    23,301,828
    63,605,450       153,895,697       (471)        (7,063)         265,506,749    (137,443,532)  (11,709,223)   (1,845,717)
   115,799,784      (203,458,202)    15,667          6,368          (73,279,870)     99,694,044     5,608,102   (16,634,927)
--------------    --------------   --------       --------      ---------------  --------------  ------------  ------------

   176,970,920       (65,119,075)    26,965         12,111          218,867,048     109,661,996     1,099,400     4,287,645
--------------    --------------   --------       --------      ---------------  --------------  ------------  ------------

    40,839,379        49,123,176        144            170                    0           2,302             0         4,817
      (483,786)         (151,529)      (290)             0             (493,355)        (48,692)            0             0
   (78,900,905)      (82,110,715)    (4,974)       (74,891)         (89,390,614)    (55,919,692)  (13,397,113)  (12,108,139)
   191,348,445      (246,941,200)    13,119          7,611       (2,759,370,933)  4,351,802,896   (19,385,544)  (10,815,750)
    (9,464,193)       (8,801,087)      (331)          (195)         (26,349,978)    (19,066,174)      (49,688)      (57,461)
--------------    --------------   --------       --------      ---------------  --------------  ------------  ------------

   143,338,940      (288,881,355)     7,668        (67,305)      (2,875,604,880)  4,276,770,640   (32,832,345)  (22,976,533)
--------------    --------------   --------       --------      ---------------  --------------  ------------  ------------

   320,309,860      (354,000,430)    34,633        (55,194)      (2,656,737,832)  4,386,432,636   (31,732,945)  (18,688,888)

 1,522,265,097     1,876,265,527    192,910        248,104        4,798,061,153     411,628,517   115,390,892   134,079,780
--------------    --------------   --------       --------      ---------------  --------------  ------------  ------------
$1,842,574,957    $1,522,265,097   $227,543       $192,910      $ 2,141,323,321  $4,798,061,153  $ 83,657,947  $115,390,892
==============    ==============   ========       ========      ===============  ==============  ============  ============

   141,349,926       171,067,188     14,362         19,489          340,420,849      32,185,486     9,373,362    11,356,464
--------------    --------------   --------       --------      ---------------  --------------  ------------  ------------
    61,336,455        71,826,623        950          1,403          426,906,908     933,215,143     1,030,297     4,171,449
   (49,652,004)     (101,543,885)      (439)        (6,530)        (625,950,728)   (624,979,780)   (3,672,993)   (6,154,551)
--------------    --------------   --------       --------      ---------------  --------------  ------------  ------------
   153,034,377       141,349,926     14,873         14,362          141,377,029     340,420,849     6,730,666     9,373,362
==============    ==============   ========       ========      ===============  ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A56

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                 SUBACCOUNTS
                             ----------------------------------------------------------------------------------
                                                                                        AST GLOBAL REAL ESTATE
                               AST BOND PORTFOLIO 2018      AST BOND PORTFOLIO 2019           PORTFOLIO
                             ---------------------------  --------------------------  -------------------------
                               01/01/2012    01/01/2011    01/01/2012    01/01/2011    01/01/2012   01/01/2011
                                   TO            TO            TO            TO            TO           TO
                               12/31/2012    12/31/2011    12/31/2012    12/31/2011    12/31/2012   12/31/2011
                             -------------  ------------  ------------  ------------  -----------  ------------
OPERATIONS
  Net investment income
   (loss)................... $  (6,344,396) $ (4,970,427) $ (1,123,482) $   (646,358) $   (74,214) $    243,459
  Capital gains
   distributions
   received.................     2,050,947    25,314,436    10,987,687    10,926,789            0             0
  Realized gain (loss) on
   shares redeemed..........    20,048,987    (1,901,927)   (2,527,418)   (2,994,493)     388,286       806,854
  Net change in unrealized
   gain (loss) on
   investments..............    (1,499,369)   14,179,295    (4,376,002)     (497,901)   6,167,021    (5,427,425)
                             -------------  ------------  ------------  ------------  -----------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............    14,256,169    32,621,377     2,960,785     6,788,037    6,481,093    (4,377,112)
                             -------------  ------------  ------------  ------------  -----------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................             0        20,666             0         6,794    1,190,016     1,941,074
  Annuity Payments..........      (132,277)            0             0             0      (25,254)      (11,252)
  Surrenders, withdrawals
   and death benefits.......   (45,679,733)  (24,814,732)  (10,368,009)   (4,739,311)  (1,636,506)   (1,373,616)
  Net transfers between
   other subaccounts or
   fixed rate option........  (130,074,296)  396,111,860   128,661,054   (29,725,069)  14,271,765   (14,137,691)
  Withdrawal and other
   charges..................      (135,347)      (72,438)      (29,352)      (30,978)    (239,154)     (229,815)
                             -------------  ------------  ------------  ------------  -----------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............  (176,021,653)  371,245,356   118,263,693   (34,488,566)  13,560,867   (13,811,300)
                             -------------  ------------  ------------  ------------  -----------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................  (161,765,484)  403,866,733   121,224,478   (27,700,529)  20,041,960   (18,188,412)

NET ASSETS
  Beginning of period.......   486,106,178    82,239,445    45,275,035    72,975,564   23,006,552    41,194,964
                             -------------  ------------  ------------  ------------  -----------  ------------
  End of period............. $ 324,340,694  $486,106,178  $166,499,513  $ 45,275,035  $43,048,512  $ 23,006,552
                             =============  ============  ============  ============  ===========  ============

  Beginning units...........    36,606,980     6,820,750     3,345,350     6,123,557    2,477,296     4,177,150
                             -------------  ------------  ------------  ------------  -----------  ------------
  Units issued..............     9,395,765    54,264,217    13,008,571     2,947,494    3,889,562     3,604,048
  Units redeemed............   (22,364,026)  (24,477,987)   (4,414,156)   (5,725,701)  (2,652,007)   (5,303,902)
                             -------------  ------------  ------------  ------------  -----------  ------------
  Ending units..............    23,638,719    36,606,980    11,939,765     3,345,350    3,714,851     2,477,296
                             =============  ============  ============  ============  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A57

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------
                                      FRANKLIN TEMPLETON
  AST PARAMETRIC EMERGING       VIP FOUNDING FUNDS ALLOCATION
  MARKETS EQUITY PORTFOLIO                   FUND                 AST BOND PORTFOLIO 2016     AST BOND PORTFOLIO 2020
---------------------------    -------------------------------  --------------------------  --------------------------
 01/01/2012       01/01/2011      01/01/2012      01/01/2011     01/01/2012    01/01/2011    01/01/2012    01/01/2011
     TO               TO              TO              TO             TO            TO            TO            TO
 12/31/2012       12/31/2011     09/21/2012**     12/31/2011     12/31/2012    12/31/2011    12/31/2012    12/31/2011
------------    -------------  ---------------  --------------  ------------  ------------  ------------  ------------
$   (713,178)   $  (1,348,297) $    18,321,630  $  (20,578,305) $ (1,329,978) $   (499,765) $    (28,966) $   (496,905)
   1,991,884                0                0               0       859,423     7,739,883     1,416,622     7,085,726
  (8,285,545)       2,714,854      110,977,096      13,257,175     2,508,852    (6,222,627)      758,279    (3,403,398)
  23,498,319      (44,636,610)     (19,094,723)    (85,378,105)     (409,472)    1,791,008    (1,818,518)    3,813,590
------------    -------------  ---------------  --------------  ------------  ------------  ------------  ------------

  16,491,480      (43,270,053)     110,204,003     (92,699,235)    1,628,825     2,808,499       327,417     6,999,013
------------    -------------  ---------------  --------------  ------------  ------------  ------------  ------------

   5,343,655        7,108,977       30,196,350      45,724,205             0         6,308        13,016        25,888
     (14,986)         (11,496)        (154,863)           (736)            0             0             0             0
  (5,820,262)      (7,978,458)     (26,212,387)    (40,936,488)   (7,524,674)   (5,535,482)     (787,758)   (2,956,665)
  20,753,706      (73,737,392)  (1,031,577,684)   (317,627,210)  (49,682,695)   64,717,661   (17,025,190)  (69,386,502)
  (1,042,628)      (1,177,321)      (6,266,328)     (9,087,087)      (27,833)      (35,230)       (2,310)      (13,611)
------------    -------------  ---------------  --------------  ------------  ------------  ------------  ------------

  19,219,485      (75,795,690)  (1,034,014,912)   (321,927,316)  (57,235,202)   59,153,259   (17,802,242)  (72,330,890)
------------    -------------  ---------------  --------------  ------------  ------------  ------------  ------------

  35,710,965     (119,065,743)    (923,810,909)   (414,626,551)  (55,606,377)   61,961,758   (17,474,825)  (65,331,877)

 102,016,808      221,082,551      923,810,909   1,338,437,460   104,934,045    42,972,287    20,386,443    85,718,320
------------    -------------  ---------------  --------------  ------------  ------------  ------------  ------------
$137,727,773    $ 102,016,808  $             0  $  923,810,909  $ 49,327,668  $104,934,045  $  2,911,618  $ 20,386,443
============    =============  ===============  ==============  ============  ============  ============  ============

  11,536,546       19,650,035      101,260,654     141,667,629     9,659,948     4,241,307     1,825,419     8,913,944
------------    -------------  ---------------  --------------  ------------  ------------  ------------  ------------
  13,523,156       16,403,542       62,276,402      84,884,604     3,125,136    15,942,703       383,973     6,733,579
 (11,656,329)     (24,517,031)    (163,537,056)   (125,291,579)   (8,327,000)  (10,524,062)   (1,959,002)  (13,822,104)
------------    -------------  ---------------  --------------  ------------  ------------  ------------  ------------
  13,403,373       11,536,546                0     101,260,654     4,458,084     9,659,948       250,390     1,825,419
============    =============  ===============  ==============  ============  ============  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A58

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                               SUBACCOUNTS
                             -------------------------------------------------------------------------------
                              AST JENNISON LARGE-CAP    AST JENNISON LARGE-CAP
                                  VALUE PORTFOLIO          GROWTH PORTFOLIO        AST BOND PORTFOLIO 2017
                             ------------------------  ------------------------  ---------------------------
                              01/01/2012   01/01/2011   01/01/2012   01/01/2011    01/01/2012    01/01/2011
                                  TO           TO           TO           TO            TO            TO
                              12/31/2012   12/31/2011   12/31/2012   12/31/2011    12/31/2012    12/31/2011
                             -----------  -----------  -----------  -----------  -------------  ------------
OPERATIONS
  Net investment income
   (loss)................... $  (222,020) $  (260,738) $  (414,841) $  (250,037) $  (3,834,418) $ (3,580,256)
  Capital gains
   distributions
   received.................           0       75,552            0            0              0     5,526,234
  Realized gain (loss) on
   shares redeemed..........   1,518,468     (228,467)    (219,063)    (557,811)    10,573,344     1,722,711
  Net change in unrealized
   gain (loss) on
   investments..............      40,184   (2,618,649)   2,282,980     (701,515)       516,035    10,398,528
                             -----------  -----------  -----------  -----------  -------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   1,336,632   (3,032,302)   1,649,076   (1,509,363)     7,254,961    14,067,217
                             -----------  -----------  -----------  -----------  -------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................     609,631      681,861    1,167,575      619,496              0        17,214
  Annuity Payments..........           0            0       (1,621)           0        (60,797)      (43,207)
  Surrenders, withdrawals
   and death benefits.......  (2,050,160)  (1,592,137)  (1,970,639)  (1,154,411)   (32,497,437)  (20,340,721)
  Net transfers between
   other subaccounts or
   fixed rate option........   3,894,405      713,366    9,754,180    5,474,521   (114,909,888)  152,920,965
  Withdrawal and other
   charges..................    (106,038)    (105,270)    (168,624)     (84,766)       (70,931)      (61,943)
                             -----------  -----------  -----------  -----------  -------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............   2,347,838     (302,180)   8,780,871    4,854,840   (147,539,053)  132,492,308
                             -----------  -----------  -----------  -----------  -------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................   3,684,470   (3,334,482)  10,429,947    3,345,477   (140,284,092)  146,559,525

NET ASSETS
  Beginning of period.......  13,910,226   17,244,708   14,435,075   11,089,598    313,345,033   166,785,508
                             -----------  -----------  -----------  -----------  -------------  ------------
  End of period............. $17,594,696  $13,910,226  $24,865,022  $14,435,075  $ 173,060,941  $313,345,033
                             ===========  ===========  ===========  ===========  =============  ============

  Beginning units...........   1,305,558    1,498,334    1,294,441      985,526     26,813,400    15,542,168
                             -----------  -----------  -----------  -----------  -------------  ------------
  Units issued..............   2,222,038    2,685,196    3,568,469    3,757,287      6,389,097    36,155,261
  Units redeemed............  (2,044,973)  (2,877,972)  (2,894,991)  (3,448,372)   (18,794,253)  (24,884,029)
                             -----------  -----------  -----------  -----------  -------------  ------------
  Ending units..............   1,482,623    1,305,558    1,967,919    1,294,441     14,408,244    26,813,400
                             ===========  ===========  ===========  ===========  =============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A59

                                       SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------
                               WELLS FARGO ADVANTAGE VT  WELLS FARGO ADVANTAGE VT WELLS FARGO ADVANTAGE VT
                               INTRINSIC VALUE PORTFOLIO OMEGA GROWTH PORTFOLIO   SMALL CAP VALUE PORTFOLIO
  AST BOND PORTFOLIO 2021            SHARE CLASS 2            SHARE CLASS 2            SHARE CLASS 1
---------------------------    ------------------------  ----------------------   ------------------------
  01/01/2012      01/01/2011    01/01/2012   01/01/2011  01/01/2012   01/01/2011  01/01/2012   01/01/2011
      TO              TO            TO           TO          TO           TO          TO           TO
  12/31/2012      12/31/2011    12/31/2012   12/31/2011  12/31/2012   12/31/2011  12/31/2012   12/31/2011
-------------    ------------  -----------  -----------  ----------   ----------  ----------   ----------
$  (3,531,020)   $ (5,847,535) $   (33,149) $  (183,921) $  (42,079)  $  (45,721) $   (3,507)  $   (8,653)
    4,373,546               0            0            0     202,470       27,593           0            0
   27,301,885      28,417,819      644,518    1,427,511      91,251      151,754      78,151       56,056
  (17,800,424)     30,591,554    1,808,516   (1,908,275)    241,083     (333,286)     87,048     (196,194)
-------------    ------------  -----------  -----------  ----------   ----------  ----------   ----------

   10,343,987      53,161,838    2,419,885     (664,685)    492,725     (199,660)    161,692     (148,791)
-------------    ------------  -----------  -----------  ----------   ----------  ----------   ----------

      107,223           1,231       54,647      158,631      10,907        4,046       6,185        4,278
            0         (15,958)     (62,483)     (29,812)      8,529      (26,575)    (86,723)      (2,349)
  (24,498,486)    (19,701,907)  (1,835,242)  (2,769,254)   (284,492)    (471,614)   (207,952)    (262,655)
 (210,556,718)    219,939,251      296,850   (1,358,273)    (57,880)     (95,509)    (86,884)     (72,735)
      (76,484)       (139,159)     (11,416)     (12,471)     (1,908)      (3,030)     (4,625)      (5,423)
-------------    ------------  -----------  -----------  ----------   ----------  ----------   ----------

 (235,024,465)    200,083,458   (1,557,644)  (4,011,179)   (324,844)    (592,682)   (379,999)    (338,884)
-------------    ------------  -----------  -----------  ----------   ----------  ----------   ----------

 (224,680,478)    253,245,296      862,241   (4,675,864)    167,881     (792,342)   (218,307)    (487,675)

  386,213,951     132,968,655   14,246,415   18,922,279   2,756,689    3,549,031   1,407,869    1,895,544
-------------    ------------  -----------  -----------  ----------   ----------  ----------   ----------
$ 161,533,473    $386,213,951  $15,108,656  $14,246,415  $2,924,570   $2,756,689  $1,189,562   $1,407,869
=============    ============  ===========  ===========  ==========   ==========  ==========   ==========

   29,916,565      12,100,446    1,327,336    1,674,773     242,219      290,415     129,999      160,403
-------------    ------------  -----------  -----------  ----------   ----------  ----------   ----------
    6,359,909      62,454,686      287,991      689,162       5,100       15,930       9,046        5,437
  (24,293,598)    (44,638,567)    (434,960)  (1,036,599)    (30,801)     (64,126)    (41,605)     (35,841)
-------------    ------------  -----------  -----------  ----------   ----------  ----------   ----------
   11,982,876      29,916,565    1,180,367    1,327,336     216,518      242,219      97,440      129,999
=============    ============  ===========  ===========  ==========   ==========  ==========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A60

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                              SUBACCOUNTS
                             ---------------------------------------------------------------------------------
                             WELLS FARGO ADVANTAGE VT  WELLS FARGO ADVANTAGE VT    WELLS FARGO ADVANTAGE VT
                              OMEGA GROWTH PORTFOLIO   SMALL CAP GROWTH PORTFOLIO INTERNATIONAL EQUITY PORTFOLIO
                                   SHARE CLASS 1             SHARE CLASS 1              SHARE CLASS 1
                             ------------------------  ------------------------   -----------------------------
                              01/01/2012   01/01/2011   01/01/2012    01/01/2011   01/01/2012     01/01/2011
                                  TO           TO           TO            TO           TO             TO
                              12/31/2012   12/31/2011   12/31/2012    12/31/2011   12/31/2012     12/31/2011
                             -----------  -----------  -----------   -----------   -----------    ------------
OPERATIONS
  Net investment income
   (loss)................... $  (402,530) $  (421,071) $  (232,641)  $  (311,080) $     4,172    $   (287,236)
  Capital gains
   distributions
   received.................   1,697,220      246,098      703,693             0    1,380,001       1,314,994
  Realized gain (loss) on
   shares redeemed..........   2,545,859    1,925,273    1,175,758     1,819,750       93,104       1,214,815
  Net change in unrealized
   gain (loss) on
   investments..............     386,612   (4,286,984)    (633,075)   (3,056,076)     855,868      (6,610,830)
                             -----------  -----------  -----------   -----------   -----------    ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   4,227,161   (2,536,684)   1,013,735    (1,547,406)   2,333,145      (4,368,257)
                             -----------  -----------  -----------   -----------   -----------    ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................     196,800      191,396      101,969       161,636      199,480         397,182
  Annuity Payments..........    (201,982)     (63,281)     (11,633)      (51,526)     (20,258)        (79,533)
  Surrenders, withdrawals
   and death benefits.......  (3,355,261)  (3,928,685)  (1,775,936)   (2,800,836)  (2,542,068)     (4,318,252)
  Net transfers between
   other subaccounts or
   fixed rate option........   1,445,806    4,177,813   (1,475,106)   (4,860,026)  (1,548,337)     (3,432,213)
  Withdrawal and other
   charges..................     (27,280)     (29,636)     (18,473)      (22,714)     (31,255)        (38,142)
                             -----------  -----------  -----------   -----------   -----------    ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............  (1,941,917)     347,607   (3,179,179)   (7,573,466)  (3,942,438)     (7,470,958)
                             -----------  -----------  -----------   -----------   -----------    ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................   2,285,244   (2,189,077)  (2,165,444)   (9,120,872)  (1,609,293)    (11,839,215)

NET ASSETS
  Beginning of period.......  22,322,891   24,511,968   15,304,590    24,425,462   22,584,958      34,424,173
                             -----------  -----------  -----------   -----------   -----------    ------------
  End of period............. $24,608,135  $22,322,891  $13,139,146   $15,304,590  $20,975,665    $ 22,584,958
                             ===========  ===========  ===========   ===========   ===========    ============

  Beginning units...........   1,760,535    1,861,068    1,325,957     1,993,460    1,695,608       2,222,067
                             -----------  -----------  -----------   -----------   -----------    ------------
  Units issued..............     998,930    1,133,454      393,137       542,427      403,960         557,572
  Units redeemed............  (1,106,170)  (1,233,987)    (650,902)   (1,209,930)    (689,818)     (1,084,031)
                             -----------  -----------  -----------   -----------   -----------    ------------
  Ending units..............   1,653,295    1,760,535    1,068,192     1,325,957    1,409,750       1,695,608
                             ===========  ===========  ===========   ===========   ===========    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A61

                                         SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
                              AST QUANTITATIVE MODELING    AST BLACKROCK GLOBAL       INVESCO V.I. CAPITAL
  AST BOND PORTFOLIO 2022            PORTFOLIO             STRATEGIES PORTFOLIO         DEVELOPMENT FUND
--------------------------    -----------------------   -------------------------  -------------------------
 01/01/2012      01/03/2011*   01/01/2012   04/29/2011*  01/01/2012   04/29/2011*   01/01/2012   04/29/2011*
     TO              TO            TO           TO           TO           TO            TO           TO
 12/31/2012      12/31/2011    12/31/2012   12/31/2011   12/31/2012   12/31/2011   04/30/2012**  12/31/2011
------------    ------------  -----------   ----------- ------------  -----------  ------------  -----------
$ (6,355,368)   $ (1,418,001) $   (89,246)  $  (23,186) $ (1,203,129) $  (471,269) $    (72,717) $  (202,714)
     669,490               0            0            0             0            0             0            0
  10,769,467       5,670,020       (5,315)     (42,519)      460,367   (2,124,836)     (830,299)  (2,006,075)
  10,218,618       6,796,908      621,453     (112,190)    7,531,688     (572,766)    2,737,831   (2,737,831)
------------    ------------  -----------   ----------  ------------  -----------  ------------  -----------

  15,302,207      11,048,927      526,892     (177,895)    6,788,926   (3,168,871)    1,834,815   (4,946,620)
------------    ------------  -----------   ----------  ------------  -----------  ------------  -----------

     128,875           5,457      157,810        5,540     3,173,016      838,728        11,503       99,233
           0               0            0            0             0            0       (15,078)     (33,097)
 (21,107,546)     (3,178,680)    (297,388)    (101,041)   (4,711,230)  (1,000,299)   (1,305,503)  (2,400,309)
  72,438,500     224,310,127    6,700,219    3,852,694    42,749,874   59,156,542   (14,478,845)  21,255,573
    (134,345)         (5,300)      (1,807)        (524)     (530,228)    (144,245)       (6,131)     (15,541)
------------    ------------  -----------   ----------  ------------  -----------  ------------  -----------

  51,325,484     221,131,604    6,558,834    3,756,669    40,681,432   58,850,726   (15,794,054)  18,905,859
------------    ------------  -----------   ----------  ------------  -----------  ------------  -----------

  66,627,691     232,180,531    7,085,726    3,578,774    47,470,358   55,681,855   (13,959,239)  13,959,239

 232,180,531               0    3,578,774            0    55,681,855            0    13,959,239            0
------------    ------------  -----------   ----------  ------------  -----------  ------------  -----------
$298,808,222    $232,180,531  $10,664,500   $3,578,774  $103,152,213  $55,681,855  $          0  $13,959,239
============    ============  ===========   ==========  ============  ===========  ============  ===========

  19,366,598               0      402,004            0     6,080,836            0     1,706,894            0
------------    ------------  -----------   ----------  ------------  -----------  ------------  -----------
  23,924,648      28,806,518      844,784      458,117     9,601,227   10,599,829        94,553    3,528,203
 (19,229,658)     (9,439,920)    (169,593)     (56,113)   (5,431,006)  (4,518,993)   (1,801,447)  (1,821,309)
------------    ------------  -----------   ----------  ------------  -----------  ------------  -----------
  24,061,588      19,366,598    1,077,195      402,004    10,251,057    6,080,836             0    1,706,894
============    ============  ===========   ==========  ============  ===========  ============  ===========

*  Date subaccount became available for investment

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A62

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                            SUBACCOUNTS
                             ----------------------------------------------------------------------------
                                                       COLUMBIA VARIABLE PORTFOLIO
                                   INVESCO V.I.            SHORT DURATION             COLUMBIA VARIABLE
                               DIVERSIFIED DIVIDEND         US GOVERNMENT                PORTFOLIO -
                                       FUND                     FUND                     GROWTH FUND
                             ------------------------  --------------------------  ----------------------
                              01/01/2012  04/29/2011*  01/01/2012    04/29/2011*   01/01/2012  04/29/2011*
                                  TO          TO           TO            TO            TO          TO
                              12/31/2012  12/31/2011   12/31/2012    12/31/2011    12/31/2012  12/31/2011
                             -----------  -----------  ----------    -----------   ----------  -----------
OPERATIONS
  Net investment income
   (loss)................... $    93,659  $  (139,459) $    1,067    $   (8,617)   $  (45,182) $  (30,454)
  Capital gains
   distributions
   received.................           0            0           0             0             0           0
  Realized gain (loss) on
   shares redeemed..........      52,612     (588,932)      3,454           790        (1,934)    (47,281)
  Net change in unrealized
   gain (loss) on
   investments..............   2,127,301     (775,850)      3,352        11,836       811,616    (577,708)
                             -----------  -----------   ----------   ----------    ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............   2,273,572   (1,504,241)      7,873         4,009       764,500    (655,443)
                             -----------  -----------   ----------   ----------    ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................     180,897      122,455       1,174        11,027         3,725       5,055
  Annuity Payments..........     (19,088)      (6,993)    (27,736)       13,062       (16,830)     (1,083)
  Surrenders, withdrawals
   and death benefits.......  (2,186,211)  (1,541,195)   (217,176)      (43,585)     (339,019)   (327,066)
  Net transfers between
   other subaccounts or
   fixed rate option........   3,977,902   15,325,155      51,886     1,252,277      (106,482)  5,143,351
  Withdrawal and other
   charges..................     (16,475)     (10,307)     (1,228)         (836)       (6,694)     (4,772)
                             -----------  -----------   ----------   ----------    ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............   1,937,025   13,889,115    (193,080)    1,231,945      (465,300)  4,815,485
                             -----------  -----------   ----------   ----------    ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................   4,210,597   12,384,874    (185,207)    1,235,954       299,200   4,160,042

NET ASSETS
  Beginning of period.......  12,384,874            0   1,235,954             0     4,160,042           0
                             -----------  -----------   ----------   ----------    ----------  ----------
  End of period............. $16,595,471  $12,384,874  $1,050,747    $1,235,954    $4,459,242  $4,160,042
                             ===========  ===========   ==========   ==========    ==========  ==========

  Beginning units...........   1,357,025            0     123,246             0       475,230           0
                             -----------  -----------   ----------   ----------    ----------  ----------
  Units issued..............   1,208,521    2,311,893       6,823       135,176         5,220     531,387
  Units redeemed............  (1,010,492)    (954,868)    (25,984)      (11,930)      (52,613)    (56,157)
                             -----------  -----------   ----------   ----------    ----------  ----------
  Ending units..............   1,555,054    1,357,025     104,085       123,246       427,837     475,230
                             ===========  ===========   ==========   ==========    ==========  ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A63

                                      SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------
 WELLS FARGO ADVANTAGE     WELLS FARGO ADVANTAGE                               AST NEUBERGER BERMAN
    VT OPPORTUNITY             VT OPPORTUNITY      AST PRUDENTIAL CORE BOND         CORE BOND
    FUND - CLASS 1             FUND - CLASS 2              PORTFOLIO                PORTFOLIO
----------------------    -----------------------  ------------------------  -----------------------
01/01/2012    08/26/2011*  01/01/2012  08/26/2011*  01/01/2012  10/31/2011*   01/01/2012  10/31/2011*
    TO            TO           TO          TO           TO          TO            TO          TO
12/31/2012    12/31/2011   12/31/2012  12/31/2011   12/31/2012  12/31/2011    12/31/2012  12/31/2011
----------    ----------- -----------  ----------- -----------  -----------  -----------  -----------
$  (29,270)   $  (18,221) $   (85,652) $  (31,998) $  (322,191) $   (18,804) $  (286,922) $  (15,888)
     1,175             0        2,259           0       48,375            0       14,613           0
   123,375         7,623      157,652      16,054      563,527         (275)     391,430      (7,240)
   361,969       180,011      776,180     321,696      699,598      102,770      410,694      51,501
----------    ----------  -----------  ----------  -----------  -----------  -----------  ----------

   457,249       169,413      850,439     305,752      989,309       83,691      529,815      28,373
----------    ----------  -----------  ----------  -----------  -----------  -----------  ----------

    12,449         6,360        9,356       3,051    1,550,107        8,633    1,156,158     509,478
   (66,261)        8,506        9,520     (23,503)    (218,042)           0            0           0
  (558,205)     (199,116)    (950,333)   (301,516)  (3,092,052)     (95,807)  (2,028,946)    (60,125)
  (259,803)    3,586,809     (160,259)  6,502,422   17,638,203   16,153,810   16,330,225   7,627,012
    (9,132)       (3,757)      (2,667)     (1,079)    (142,158)      (4,346)    (131,761)     (9,105)
----------    ----------  -----------  ----------  -----------  -----------  -----------  ----------

  (880,952)    3,398,802   (1,094,383)  6,179,375   15,736,058   16,062,290   15,325,676   8,067,260
----------    ----------  -----------  ----------  -----------  -----------  -----------  ----------

  (423,703)    3,568,215     (243,944)  6,485,127   16,725,367   16,145,981   15,855,491   8,095,633

 3,568,215             0    6,485,127           0   16,145,981            0    8,095,633           0
----------    ----------  -----------  ----------  -----------  -----------  -----------  ----------
$3,144,512    $3,568,215  $ 6,241,183  $6,485,127  $32,871,348  $16,145,981  $23,951,124  $8,095,633
==========    ==========  ===========  ==========  ===========  ===========  ===========  ==========

   333,023             0      605,954           0    1,603,609            0      803,924           0
----------    ----------  -----------  ----------  -----------  -----------  -----------  ----------
    10,314       394,802        5,060     651,292    4,893,558    1,697,367    4,331,584   1,057,037
   (86,301)      (61,779)     (99,023)    (45,338)  (3,397,746)     (93,758)  (2,827,113)   (253,113)
----------    ----------  -----------  ----------  -----------  -----------  -----------  ----------
   257,036       333,023      511,991     605,954    3,099,421    1,603,609    2,308,395     803,924
==========    ==========  ===========  ==========  ===========  ===========  ===========  ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A64

                            FINANCIAL STATEMENTS OF
      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                            ("VARIABLE ACCOUNT B")

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2012 and 2011

                                                                SUBACCOUNTS
                             ---------------------------------------------------------------------------------
                                             AST FRANKLIN        AST           AST                 INVESCO VAN
                                              TEMPLETON     NEW DISCOVERY WESTERN ASSET  AST MFS   KAMPEN V.I.
                                            FOUNDING FUNDS      ASSET       EMERGING    LARGE-CAP    MID CAP
                                AST BOND      ALLOCATION     ALLOCATION   MARKETS DEBT    VALUE      GROWTH
                             PORTFOLIO 2023   PORTFOLIO       PORTFOLIO     PORTFOLIO   PORTFOLIO     FUND
                             -------------- --------------  ------------- ------------- ---------- -----------
                               1/3/2012*      4/30/2012*     4/30/2012*    4/20/2012*   8/20/2012* 4/27/2012*
                                   TO             TO             TO            TO           TO         TO
                               12/31/2012     12/31/2012     12/31/2012    12/31/2012   12/31/2012 12/31/2012
                             -------------- --------------  ------------- ------------- ---------- -----------
OPERATIONS
  Net investment income
   (loss)...................  $   (720,825) $   (5,581,229) $    312,298   $   (3,626)   $ (3,538) $  (128,358)
  Capital gains
   distributions
   received.................             0               0             0            0           0        4,024
  Realized gain (loss) on
   shares redeemed..........       821,901      (3,260,873)   (1,801,329)       1,203       7,966     (129,507)
  Net change in unrealized
   gain (loss) on
   investments..............       181,029      14,693,376     5,918,204       29,062       9,276     (196,586)
                              ------------  --------------  ------------   ----------    --------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS...............       282,105       5,851,274     4,429,173       26,639      13,704     (450,427)
                              ------------  --------------  ------------   ----------    --------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments.................             0       2,978,713     1,741,286          226       8,328      471,712
  Annuity Payments..........             0         (65,105)     (184,470)           0           0      (47,756)
  Surrenders, withdrawals
   and death benefits.......    (1,776,618)    (11,442,763)  (11,085,685)     (25,139)     (4,704)  (1,265,429)
  Net transfers between
   other subaccounts or
   fixed rate option........   107,786,778   1,199,960,762   195,270,947    1,400,990     851,112   13,674,048
  Withdrawal and other
   charges..................        (1,377)     (2,756,945)     (506,880)         (52)     (1,361)     (11,990)
                              ------------  --------------  ------------   ----------    --------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS.............   106,008,783   1,188,674,662   185,235,198    1,376,025     853,375   12,820,585
                              ------------  --------------  ------------   ----------    --------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS...................   106,290,888   1,194,525,936   189,664,371    1,402,664     867,079   12,370,158

NET ASSETS
  Beginning of period.......             0               0             0            0           0            0
                              ------------  --------------  ------------   ----------    --------  -----------
  End of period.............  $106,290,888  $1,194,525,936  $189,664,371   $1,402,664    $867,079  $12,370,158
                              ============  ==============  ============   ==========    ========  ===========

  Beginning units...........             0               0             0            0           0            0
                              ------------  --------------  ------------   ----------    --------  -----------
  Units issued..............    11,588,530     129,675,187    28,063,039      142,494     132,434    1,649,605
  Units redeemed............    (1,339,619)    (18,520,350)   (9,696,094)      (7,506)    (47,414)    (384,705)
                              ------------  --------------  ------------   ----------    --------  -----------
  Ending units..............    10,248,911     111,154,837    18,366,945      134,988      85,020    1,264,900
                              ============  ==============  ============   ==========    ========  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A65

                       NOTES TO FINANCIAL STATEMENTS OF
 PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B ("VARIABLE
                                  ACCOUNT B")
                               DECEMBER 31, 2012

NOTE 1: GENERAL

        Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as the "Account", is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Prudential Annuities Life Assurance Corporation ("Prudential Annuities" or the "Company"), which became a majority owned subsidiary of Prudential Financial, Inc. on May 1, 2003, commenced operations of the Account, pursuant to Connecticut law on November 25, 1987. Under
        (S)38a-433 of the Connecticut General Statutes, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by Prudential Annuities. However, the Account's obligations, including insurance benefits related to the annuities, are the obligations of Prudential Annuities.

        The Account is used as a funding vehicle for several flexible premium deferred variable annuity contracts, as well as two immediate variable annuities issued by Prudential Annuities. The following is a list of each variable annuity product funded through the Account.

 LifeVest Personal SecurityAnnuity      Imperium
  ("PSA")                               Advanced Series XTra Credit
 Alliance Capital Navigator ("ACN")      FOUR ("XTtra Credit FOUR")
 Advanced Series Advisor Plan ("ASAP")  Advanced Series XTra Credit FOUR
 Advanced Series Advisor Plan II         Premier ("XTra Credit FOUR Premier")
  ("ASAPII")                            Advanced Series XTra Credit SIX
 Harvester Variable Annuity              ("XTra Credit SIX")
  ("Harvester Variable Annuity")        Advanced Series XTra Credit
 Advanced Series Advisor Plan II         EIGHT ("XTra Credit EIGHT")
  Premier ("ASAP II Premier")           Advanced Series Protector ("AS
 Advanced Series Advisor Plan III        Protector")
  ("ASAP III")                          Wells Fargo Stagecoach Variable
 Advanced Series Apex ("Apex")           Annuity ("Stagecoach")
 Wells Fargo Stagecoach Apex            Wells Fargo Stagecoach Variable
 Advanced Series Apex II ("ApexII")      AnnuityPlus ("Stagecoach VA+")
 Advanced Series LifeVest ("ASL")       Advanced Series Advisors Choice
 Wells Fargo Stagecoach Variable         ("Choice")
  AnnuityFlex ("Stagecoach Flex")       Advanced Series Advisors Choice
 Advanced Series LifeVest Premier        2000 ("Choice 2000")
  ("ASL Premier")                       Advanced Series Impact ("ASImpact")
 Advanced Series LifeVest II ("ASL II") Defined Investments Annuity
 Advanced Series LifeVest II Premier    Galaxy Variable Annuity III ("Galaxy
  (ASL II Premier")                      III")
 Advanced Series XTra Credit ("XTra     Advanced Series Advisors Income
  Credit")                               Annuity ("ASAIA")
 Stagecoach ApexII                      Advanced Series Variable Immediate
 Stagecoach ASAP III                     Annuity ("ASVIA")
 Stagecoach XTra Credit SIX             Advanced Series Optimum
 Wells Fargo Stagecoach Extra           Advanced Series OptimumPlus
  Credit ("Stagecoach Extra Credit")    Advanced Series OptimumFour
 Harvester XTra Credit ("Harvester      Advanced Series OptimumExtra
  XTra Credit")                         Advanced Series Cornerstone
 Advanced Series XTra Credit
  Premier ("XTra Credit Premier")
 Emerald Choice

        The Annuities named above may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)) or as an investment vehicle for "non-qualified" investments. When an Annuity is purchased as a "qualified" investment, it does not provide any tax advantages in addition to the preferential treatment already available under the Internal Revenue Code.

                                      A66

        The Account consists of one hundred and forty six subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "Portfolios"). Certain subaccounts are available with only certain variable annuities offered through the Account.

        The name of each Portfolio and the corresponding subaccount name are as follows:

AST Goldman Sachs Large-Cap Value Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST American Century Income & Growth Portfolio*
AST Schroders Multi-Asset World Strategies Portfolio
AST Money Market Portfolio
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST BlackRock Value Portfolio
AST High Yield Portfolio
AST Federated Aggressive Growth Portfolio
AST Mid-Cap Value Portfolio
AST Small-Cap Value Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Large-Cap Value Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST Marsico Capital Growth Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST T. Rowe Price Equity Income Portfolio
AST QMA US Equity Alpha Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST International Value Portfolio
AST MFS Global Equity Portfolio
AST JPMorgan International Equity Portfolio
AST T. Rowe Price Global Bond Portfolio
AST International Growth Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Capital Growth Asset Allocation Portfolio
AST Academic Strategies Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST First Trust Capital Appreciation Target Portfolio
AST Advanced Strategies Portfolio
AST Schroders Global Tactical Portfolio (Formerly AST CLS Growth Asset
 Allocation Portfolio)
AST CLS Moderate Asset Allocation Portfolio
AST J.P. Morgan Global Thematic Portfolio (Formerly AST Horizon Growth Asset
 Allocation Portfolio)
AST Horizon Moderate Asset Allocation Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
AST Investment Grade Bond Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Bond Portfolio 2015
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Global Real Estate Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST Bond Portfolio 2016
AST Bond Portfolio 2020
AST Jennison Large-Cap Value Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Bond Portfolio 2017
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Quantitative Modeling Portfolio
AST BlackRock Global Strategies Portfolio
AST Prudential Core Bond Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Bond Portfolio 2023
AST Franklin Templeton Founding Funds Allocation Portfolio
AST New Discovery Asset Allocation Portfolio
AST Western Asset Emerging Markets Debt Portfolio
AST MFS Large-Cap Value Portfolio
Davis Value Portfolio
Columbia Variable Portfolio - Asset Allocation Fund
Columbia Variable Portfolio - Money Market Fund
Columbia Variable Portfolio - Small Company Growth Fund
Columbia Variable Portfolio - High Income Fund
Franklin Templeton VIP Founding Funds Allocation Fund*
Prudential SP International Growth Portfolio
NVIT Developing Markets Fund
The DOW DART 10 Portfolio
First Trust Target Focus Four Portfolio
Global Dividend Target 15 Portfolio
NASDAQ Target 15 Portfolio
S&P Target 24 Portfolio
Target Managed VIP Portfolio
Value Line Target 25 Portfolio
The DOW Target Dividend Portfolio
ProFund VP Asia 30
ProFund VP Banks
ProFund VP Bear
ProFund VP Biotechnology
ProFund VP Basic Materials
ProFund VP UltraBull
ProFund VP Bull
ProFund VP Consumer Services
ProFund VP Consumer Goods Portfolio
ProFund VP Oil & Gas
ProFund VP Europe 30
ProFund VP Financials
ProFund VP U.S. Government Plus
ProFund VP Health Care
ACCESS VP High Yield Fund
ProFund VP Industrials
ProFund VP Internet
ProFund VP Japan
ProFund VP Precious Metals
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Pharmaceuticals
ProFund VP Real Estate
ProFund VP Rising Rates Opportunity

                                      A67

ProFund VP NASDAQ-100
ProFund VP Semiconductor
ProFund VP Small-Cap Growth
ProFund VP Short Mid-Cap
ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap
ProFund VP Small-Cap Value
ProFund VP Technology
ProFund VP Telecommunications
ProFund VP UltraMid-Cap
ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap
ProFund VP Utilities
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
Columbia Variable Portfolio Short Duration US Government Fund
Rydex VT Nova
Rydex VT NASDAQ-100
Rydex VT Inverse S&P 500 Strategy
Columbia Variable Portfolio - Growth Fund
Invesco V.I. Capital Development Fund*
Invesco V.I. Diversified Dividend Fund (Formerly Invesco V.I. Dividend Growth
 Portfolio)
Invesco V.I. Global Health Care Fund
Invesco V.I. Technology Fund
Invesco Van Kampen V.I. Mid Cap Growth Fund
Wells Fargo Advantage VT Index Asset Allocation Fund
Wells Fargo Advantage VT International Equity Portfolio Share Class 2
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 2
Wells Fargo Advantage VT Total Return Bond
Wells Fargo Advantage VT International Equity Portfolio Share Class 1
Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 2
Wells Fargo Advantage VT Opportunity Fund - Class 1
Wells Fargo Advantage VT Opportunity Fund - Class 2
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1
        --------
        *  Subaccount no longer available for investment as of December 31, 2012

        The portfolios are diversified open-ended management investment companies, and each portfolio of the Series Funds is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these mutual funds is available upon request to the appropriate companies.

        The following table sets forth the dates at which mergers took place in the account along with relevant information pertaining to each merger. The transfer from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2012 as net transfers between subaccounts. The transfers occurred as follows:

                                  REMOVED PORTFOLIO   SURVIVING PORTFOLIO
      APRIL 27, 2012             -------------------- --------------------
                                                          INVESCO VAN
                                 INVESCO V.I. CAPITAL   KAMPEN V.I. MID
                                   DEVELOPMENT FUND     CAP GROWTH FUND
                                 -------------------- --------------------
      Shares....................         1,016,119            3,620,685
      Net asset value per share.    $        14.19       $         3.99
      Net assets before merger..    $   14,418,722       $       27,810
      Net assets after merger...    $            0       $   14,446,532

      MAY 04, 2012                   AST AMERICAN           AST NEW
                                   CENTURY INCOME &     DISCOVERY ASSET
                                   GROWTH PORTFOLIO   ALLOCATION PORTFOLIO
                                 -------------------- --------------------
      Shares....................        16,182,591           23,241,040
      Net asset value per share.    $        14.25       $         9.99
      Net assets before merger..    $  230,601,923       $    1,576,063
      Net assets after merger...    $            0       $  232,177,986

      SEPTEMBER 21, 2012               FRANKLIN           AST FRANKLIN
                                    TEMPLETON VIP          TEMPLETON
                                    FOUNDING FUNDS       FOUNDING FUNDS
                                   ALLOCATION FUND    ALLOCATION PORTFOLIO
                                 -------------------- --------------------
      Shares....................       145,136,489          115,004,894
      Net asset value per share.    $         8.36       $        10.74
      Net assets before merger..    $1,213,341,047       $   21,811,518
      Net assets after merger...    $            0       $1,235,152,565


                                      A68

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

        Certain prior year contract owner transaction amounts in the statement of changes in net assets have been reclassified to conform to the current year's presentation.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon the first in, first out method of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex-distribution date.

        NEW ACCOUNTING PRONOUNCEMENTS

        Effective January 1, 2012, the Account adopted, prospectively, updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. The expanded disclosures required by this guidance are included in Note 3. Adoption of this guidance did not have a material effect on the Account's net assets or results of operations.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date. GAAP establishes a hierarchy that prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those securities. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability:
        (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in

                                      A69
        markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment. These inputs reflect the Account's assumptions about the inputs market participants would use in pricing the investment. As of December 31, 2012, the Account did not have any Level 3 investments.

        As of December 31, 2012, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of Series Funds, and any non-proprietary funds not available for public investment, which are classified as Level 2. The Level 2 investments as of December 31, 2012, are presented below.

 Proprietary Funds (Series Funds).............................. $43,448,726,355
 Davis Value Portfolio......................................... $     1,138,982
 Columbia Variable Portfolio - Asset Allocation Fund........... $     4,822,349
 Columbia Variable Portfolio - Money Market Fund............... $     1,017,489
 Columbia Variable Portfolio - Small Company Growth Fund....... $       381,023
 Columbia Variable Portfolio - High Income Fund................ $       227,543
 NVIT Developing Markets Fund.................................. $    78,997,094
 ProFund VP Asia 30............................................ $    22,804,193
 ProFund VP Banks.............................................. $     6,430,427
 ProFund VP Bear............................................... $     9,946,938
 ProFund VP Biotechnology...................................... $    10,864,210
 ProFund VP Basic Materials.................................... $    13,665,207
 ProFund VP UltraBull.......................................... $     8,024,345
 ProFund VP Bull............................................... $    39,464,771
 ProFund VP Consumer Services.................................. $    10,839,632
 ProFund VP Consumer Goods Portfolio........................... $    11,414,372
 ProFund VP Oil & Gas.......................................... $    35,104,740
 ProFund VP Europe 30.......................................... $    18,716,712
 ProFund VP Financials......................................... $    16,277,079
 ProFund VP U.S. Government Plus............................... $    26,886,002
 ProFund VP Health Care........................................ $    24,162,673
 ACCESS VP High Yield Fund..................................... $    26,571,348
 ProFund VP Industrials........................................ $     9,293,000
 ProFund VP Internet........................................... $     5,732,829
 ProFund VP Japan.............................................. $     7,983,185
 ProFund VP Precious Metals.................................... $    53,300,876
 ProFund VP Mid-Cap Growth..................................... $    28,057,229
 ProFund VP Mid-Cap Value...................................... $    22,991,866
 ProFund VP Pharmaceuticals.................................... $     7,029,288
 ProFund VP Real Estate........................................ $    16,659,586
 ProFund VP Rising Rates Opportunity........................... $     9,051,615
 ProFund VP NASDAQ-100......................................... $    22,815,014
 ProFund VP Semiconductor...................................... $     1,044,568
 ProFund VP Small-Cap Growth................................... $    20,943,937
 ProFund VP Short Mid-Cap...................................... $     1,043,314
 ProFund VP Short NASDAQ-100................................... $     3,830,882
 ProFund VP Short Small-Cap.................................... $     2,657,305
 ProFund VP Small-Cap Value.................................... $    17,613,371
 ProFund VP Technology......................................... $     6,098,885
 ProFund VP Telecommunications................................. $     9,764,997
 ProFund VP UltraMid-Cap....................................... $    17,481,400
 ProFund VP UltraNASDAQ-100.................................... $    20,011,887
 ProFund VP UltraSmall-Cap..................................... $     8,671,318
 ProFund VP Utilities.......................................... $    23,443,421
 ProFund VP Large-Cap Growth................................... $    22,219,788
 ProFund VP Large-Cap Value.................................... $    18,800,478
 Columbia Variable Portfolio Short Duration US Government Fund. $     1,050,747
 Columbia Variable Portfolio - Growth Fund..................... $     4,459,242

                                      A70

Invesco V.I. Global Health Care Fund.................................. $32,462,822
Invesco V.I. Technology Fund.......................................... $20,462,783
Invesco Van Kampen V.I. Mid Cap Growth Fund........................... $12,370,158
Wells Fargo Advantage VT Index Asset Allocation Fund.................. $25,939,171
Wells Fargo Advantage VT International Equity Portfolio Share Class 2. $   633,289
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 2..... $ 1,544,395
Wells Fargo Advantage VT Total Return Bond............................ $ 4,987,963
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $20,975,665
Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2...... $15,108,656
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $24,608,135
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 2......... $ 2,924,570
Wells Fargo Advantage VT Opportunity Fund - Class 1................... $ 3,144,512
Wells Fargo Advantage VT Opportunity Fund - Class 2................... $ 6,241,183
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $13,139,146
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $ 1,189,562

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        During 2012 there were no significant transfers from Level 2 to Level
        1. There were significant transfers from Level 1 to Level 2 as presented below. The transfers are based on values as of December 31, 2011. Investments are transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public and conversely transferred out of Level 2 and into Level 1 when a net asset value becomes readily available to the public.

               TRANSFER FROM LEVEL 1 - LEVEL 2
               -------------------------------       -
               Invesco V.I. Global Health Care Fund. $29,770,819
               Invesco V.I. Technology Fund......... $23,148,347

NOTE 4: TAXES

        Prudential Annuities Life Assurance Corporation is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2012 were as follows:

                                                       PURCHASES        SALES
                                                      ------------ ---------------
AST Goldman Sachs Large-Cap Value Portfolio.......... $ 84,430,907 $  (164,112,227)
AST T. Rowe Price Large-Cap Growth Portfolio......... $146,205,359 $  (130,738,116)
AST American Century Income & Growth Portfolio....... $ 38,633,313 $  (251,264,326)
AST Schroders Multi-Asset World Strategies Portfolio. $445,538,131 $  (406,109,417)
AST Money Market Portfolio........................... $940,657,929 $(1,183,549,233)
AST Cohen & Steers Realty Portfolio.................. $ 64,955,681 $   (60,570,156)
AST J.P. Morgan Strategic Opportunities Portfolio.... $240,229,256 $  (248,266,734)
AST BlackRock Value Portfolio........................ $ 57,474,624 $   (58,213,460)
AST High Yield Portfolio............................. $401,721,717 $  (410,319,547)
AST Federated Aggressive Growth Portfolio............ $ 77,295,778 $   (98,417,467)
AST Mid-Cap Value Portfolio.......................... $ 48,891,515 $   (47,179,296)
AST Small-Cap Value Portfolio........................ $ 57,102,482 $  (102,313,205)
AST Goldman Sachs Concentrated Growth Portfolio...... $ 50,282,911 $   (77,185,983)

                                      A71

                                                              PURCHASES         SALES
                                                            -------------- ---------------
AST Goldman Sachs Mid-Cap Growth Portfolio................. $   89,251,833 $   (82,937,865)
AST Goldman Sachs Small-Cap Value Portfolio................ $   67,274,347 $   (65,346,872)
AST Large-Cap Value Portfolio.............................. $   47,441,262 $   (65,404,394)
AST Lord Abbett Core Fixed Income Portfolio................ $  109,683,669 $  (131,719,870)
AST Marsico Capital Growth Portfolio....................... $  118,907,832 $  (211,889,012)
AST MFS Growth Portfolio................................... $   56,906,819 $   (66,478,610)
AST Neuberger Berman Mid-Cap Growth Portfolio.............. $   62,775,816 $   (94,983,419)
AST Neuberger Berman/LSV Mid-Cap Value Portfolio........... $   52,525,595 $   (94,734,759)
AST Small-Cap Growth Portfolio............................. $   63,425,136 $   (68,716,970)
AST PIMCO Limited Maturity Bond Portfolio.................. $  157,717,499 $  (216,467,352)
AST PIMCO Total Return Bond Portfolio...................... $  547,124,052 $  (440,036,792)
AST T. Rowe Price Equity Income Portfolio.................. $   76,033,970 $   (46,731,741)
AST QMA US Equity Alpha Portfolio.......................... $   48,581,610 $   (48,153,827)
AST T. Rowe Price Natural Resources Portfolio.............. $  110,552,249 $  (117,623,125)
AST T. Rowe Price Asset Allocation Portfolio............... $  545,249,548 $  (355,626,080)
AST International Value Portfolio.......................... $   34,044,603 $   (46,650,169)
AST MFS Global Equity Portfolio............................ $   63,818,173 $   (50,868,746)
AST JPMorgan International Equity Portfolio................ $   70,852,124 $   (71,129,516)
AST T. Rowe Price Global Bond Portfolio.................... $   59,216,286 $   (83,020,678)
AST International Growth Portfolio......................... $   66,887,452 $  (124,019,122)
AST Wellington Management Hedged Equity Portfolio.......... $  115,766,703 $   (85,111,835)
AST Capital Growth Asset Allocation Portfolio.............. $1,254,937,482 $(1,146,396,999)
AST Academic Strategies Asset Allocation Portfolio......... $  764,493,272 $  (797,269,386)
AST Balanced Asset Allocation Portfolio.................... $  656,184,649 $  (549,959,633)
AST Preservation Asset Allocation Portfolio................ $  420,455,104 $  (464,754,696)
AST First Trust Balanced Target Portfolio.................. $  399,079,859 $  (372,713,857)
AST First Trust Capital Appreciation Target Portfolio...... $  910,718,218 $  (748,752,109)
AST Advanced Strategies Portfolio.......................... $  491,313,836 $  (380,769,461)
AST Schroders Global Tactical Portfolio.................... $  400,643,273 $  (254,561,517)
AST CLS Moderate Asset Allocation Portfolio................ $  271,187,412 $  (232,884,869)
AST J.P. Morgan Global Thematic Portfolio.................. $  295,095,324 $  (258,926,989)
AST Horizon Moderate Asset Allocation Portfolio............ $  211,066,109 $  (192,612,263)
AST FI Pyramis(R) Asset Allocation Portfolio............... $  168,646,322 $  (117,951,172)
AST Investment Grade Bond Portfolio........................ $5,588,125,857 $(8,507,860,802)
AST Western Asset Core Plus Bond Portfolio................. $  159,965,531 $  (151,763,586)
AST Bond Portfolio 2015.................................... $   10,638,871 $   (45,456,767)
AST Bond Portfolio 2018.................................... $   92,780,484 $  (277,012,896)
AST Bond Portfolio 2019.................................... $  153,796,771 $   (37,529,759)
AST Global Real Estate Portfolio........................... $   30,909,856 $   (17,892,923)
AST Parametric Emerging Markets Equity Portfolio........... $   84,248,248 $   (67,191,058)
AST Bond Portfolio 2016.................................... $   28,827,632 $   (87,644,936)
AST Bond Portfolio 2020.................................... $    1,188,377 $   (19,145,390)
AST Jennison Large-Cap Value Portfolio..................... $   16,807,435 $   (14,766,833)
AST Jennison Large-Cap Growth Portfolio.................... $   31,077,109 $   (22,711,079)
AST Bond Portfolio 2017.................................... $   56,952,542 $  (209,481,511)
AST Bond Portfolio 2021.................................... $   24,862,087 $  (265,064,064)
AST Bond Portfolio 2022.................................... $  215,699,968 $  (170,826,355)
AST Quantitative Modeling Portfolio........................ $    8,093,213 $    (1,625,791)
AST BlackRock Global Strategies Portfolio.................. $   73,807,515 $   (34,732,013)
AST Prudential Core Bond Portfolio......................... $   41,033,600 $   (25,667,911)
AST Neuberger Berman Core Bond Portfolio................... $   35,709,624 $   (20,727,173)
AST Bond Portfolio 2023.................................... $  116,843,459 $   (11,555,501)
AST Franklin Templeton Founding Funds Allocation Portfolio. $1,334,809,537 $  (151,716,104)
AST New Discovery Asset Allocation Portfolio............... $  253,276,521 $   (70,134,098)
AST Western Asset Emerging Markets Debt Portfolio.......... $    1,445,229 $       (72,830)
AST MFS Large-Cap Value Portfolio.......................... $    1,256,693 $      (406,856)
Davis Value Portfolio...................................... $       24,686 $      (222,947)
Columbia Variable Portfolio - Asset Allocation Fund........ $        4,320 $    (1,244,097)
Columbia Variable Portfolio - Money Market Fund............ $      758,317 $      (922,989)
Columbia Variable Portfolio - Small Company Growth Fund.... $        8,501 $       (60,170)
Columbia Variable Portfolio - High Income Fund............. $       13,940 $        (8,370)

                                      A72

                                                                PURCHASES        SALES
                                                               ------------ ---------------
Franklin Templeton VIP Founding Funds Allocation Fund......... $478,992,301 $(1,526,159,864)
Prudential SP International Growth Portfolio.................. $  2,541,370 $    (3,789,461)
NVIT Developing Markets Fund.................................. $ 27,173,882 $   (35,125,767)
The DOW DART 10 Portfolio..................................... $  3,113,186 $    (4,059,558)
First Trust Target Focus Four Portfolio....................... $  1,379,240 $    (3,420,486)
Global Dividend Target 15 Portfolio........................... $ 11,438,143 $   (10,443,171)
NASDAQ Target 15 Portfolio.................................... $  3,204,408 $    (5,026,585)
S&P Target 24 Portfolio....................................... $  3,522,386 $    (6,272,115)
Target Managed VIP Portfolio.................................. $  4,082,011 $    (8,186,183)
Value Line Target 25 Portfolio................................ $    778,649 $    (3,020,690)
The DOW Target Dividend Portfolio............................. $ 16,156,676 $   (23,157,187)
ProFund VP Asia 30............................................ $ 19,694,493 $   (21,161,440)
ProFund VP Banks.............................................. $ 24,955,665 $   (21,358,067)
ProFund VP Bear............................................... $ 68,856,781 $   (73,597,893)
ProFund VP Biotechnology...................................... $ 24,641,844 $   (21,374,477)
ProFund VP Basic Materials.................................... $ 13,174,708 $   (17,779,916)
ProFund VP UltraBull.......................................... $ 40,669,060 $   (46,095,898)
ProFund VP Bull............................................... $144,113,455 $  (172,125,447)
ProFund VP Consumer Services.................................. $ 23,712,332 $   (23,283,337)
ProFund VP Consumer Goods Portfolio........................... $ 21,153,167 $   (27,111,999)
ProFund VP Oil & Gas.......................................... $ 27,421,973 $   (36,757,193)
ProFund VP Europe 30.......................................... $ 27,658,685 $   (22,311,348)
ProFund VP Financials......................................... $ 25,261,556 $   (22,347,998)
ProFund VP U.S. Government Plus............................... $137,078,631 $  (152,094,895)
ProFund VP Health Care........................................ $ 30,093,244 $   (26,962,288)
ACCESS VP High Yield Fund..................................... $ 60,108,458 $   (79,131,929)
ProFund VP Industrials........................................ $ 16,407,218 $   (17,508,105)
ProFund VP Internet........................................... $  8,999,381 $    (8,214,756)
ProFund VP Japan.............................................. $ 11,724,629 $    (9,662,925)
ProFund VP Precious Metals.................................... $ 75,500,992 $   (86,698,888)
ProFund VP Mid-Cap Growth..................................... $ 61,308,728 $   (69,007,474)
ProFund VP Mid-Cap Value...................................... $ 55,370,558 $   (60,827,116)
ProFund VP Pharmaceuticals.................................... $ 15,021,393 $   (21,281,538)
ProFund VP Real Estate........................................ $ 28,167,434 $   (26,724,325)
ProFund VP Rising Rates Opportunity........................... $ 52,360,166 $   (55,137,378)
ProFund VP NASDAQ-100......................................... $144,134,981 $  (150,046,888)
ProFund VP Semiconductor...................................... $  9,036,679 $    (9,487,093)
ProFund VP Small-Cap Growth................................... $ 46,057,365 $   (63,715,596)
ProFund VP Short Mid-Cap...................................... $ 11,468,409 $   (12,526,887)
ProFund VP Short NASDAQ-100................................... $ 30,002,938 $   (32,942,841)
ProFund VP Short Small-Cap.................................... $ 52,356,895 $   (52,972,249)
ProFund VP Small-Cap Value.................................... $ 32,576,867 $   (35,910,466)
ProFund VP Technology......................................... $ 14,069,430 $   (19,052,820)
ProFund VP Telecommunications................................. $ 22,553,376 $   (21,346,702)
ProFund VP UltraMid-Cap....................................... $ 42,240,983 $   (43,889,948)
ProFund VP UltraNASDAQ-100.................................... $ 56,945,256 $   (72,340,722)
ProFund VP UltraSmall-Cap..................................... $ 46,808,535 $   (49,085,290)
ProFund VP Utilities.......................................... $ 24,145,154 $   (37,223,498)
ProFund VP Large-Cap Growth................................... $ 47,954,686 $   (56,330,806)
ProFund VP Large-Cap Value.................................... $ 42,907,573 $   (45,944,309)
Columbia Variable Portfolio Short Duration US Government Fund. $     66,774 $      (271,544)
Rydex VT Nova................................................. $      6,210 $      (252,055)
Rydex VT NASDAQ-100........................................... $      1,552 $    (1,657,114)
Rydex VT Inverse S&P 500 Strategy............................. $      7,710 $        (8,336)
Columbia Variable Portfolio - Growth Fund..................... $     51,099 $      (561,581)
Invesco V.I. Capital Development Fund......................... $    578,062 $   (16,444,833)
Invesco V.I. Diversified Dividend Fund........................ $  9,435,975 $    (7,738,210)
Invesco V.I. Global Health Care Fund.......................... $  8,308,825 $   (11,421,090)
Invesco V.I. Technology Fund.................................. $  2,816,214 $    (7,955,972)
Invesco Van Kampen V.I. Mid Cap Growth Fund................... $ 15,773,900 $    (3,081,672)
Wells Fargo Advantage VT Index Asset Allocation Fund.......... $     45,694 $    (3,893,737)

                                      A73

                                                                        PURCHASES      SALES
                                                                       ----------- ------------
Wells Fargo Advantage VT International Equity Portfolio Share Class 2. $    23,419 $   (152,688)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 2..... $    29,917 $   (325,007)
Wells Fargo Advantage VT Total Return Bond............................ $   134,067 $   (774,533)
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $ 3,686,605 $ (7,965,405)
Wells Fargo Advantage VT Intrinsic Value Portfolio Share Class 2...... $ 2,798,423 $ (4,590,611)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $12,224,205 $(14,568,651)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 2......... $    47,778 $   (414,700)
Wells Fargo Advantage VT Opportunity Fund - Class 1................... $    56,998 $   (986,399)
Wells Fargo Advantage VT Opportunity Fund - Class 2................... $     9,892 $ (1,196,086)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $ 3,474,571 $ (6,886,391)
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $    33,507 $   (432,435)

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the portfolios of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc, both indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services with respect to each portfolio. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Series Funds have distribution agreements with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Funds. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios of the Series Funds. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios of the Series Funds. The Account invests only in Class I shares of the Series Funds, not Class II shares. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of the Series Funds.

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

                                      A74

NOTE 7: FINANCIAL HIGHLIGHTS

        Prudential Annuities Life Assurance Corporation sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Prudential Annuities Life Assurance Corporation and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Prudential Annuities Life Assurance Corporation as contract owners may not have selected all available and applicable contract options.

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                          AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     42,847   $ 9.30695 to  $31.71129 $  614,004   1.16%    0.65%  to   3.05%   16.01% to   18.89%
December 31, 2011     48,462   $ 7.99763 to  $26.87621 $  585,046   1.00%    0.65%  to   3.05%   -8.40% to   -6.13%
December 31, 2010     62,933   $ 8.70377 to  $28.84949 $  820,710   1.51%    0.65%  to   3.05%    9.45% to   12.15%
December 31, 2009     69,519   $ 7.92816 to  $25.91920 $  844,173   3.18%    0.65%  to   3.05%   15.79% to   21.38%
December 31, 2008     61,431   $ 6.83984 to  $22.05507 $  677,520   1.72%    0.65%  to   2.85%  -42.32% to  -29.74%

                                          AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     30,668   $ 8.00177 to  $20.76320 $  389,449   0.00%    0.65%  to   3.05%   13.99% to   16.82%
December 31, 2011     28,910   $ 6.96201 to  $17.77397 $  317,828   0.00%    0.65%  to   3.05%   -4.69% to   -2.33%
December 31, 2010     38,965   $ 7.24476 to  $18.19879 $  439,619   0.00%    0.65%  to   3.05%   12.28% to   15.06%
December 31, 2009     37,612   $ 6.39958 to  $15.81719 $  383,309   0.00%    0.65%  to   3.05%   30.89% to   52.37%
December 31, 2008     26,781   $ 4.26859 to  $10.38047 $  181,315   0.13%    0.65%  to   2.85%  -42.20% to  -35.44%

                             AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO (EXPIRED MAY 04, 2012)
                   ---------------------------------------------------------------------------------------------
December 31, 2012          0   $       0 to  $       0 $        0   0.00%    0.65%  to   3.05%    8.12% to    9.03%
December 31, 2011     16,134   $ 8.53386 to  $16.07674 $  193,743   0.99%    0.65%  to   3.05%    0.42% to    2.90%
December 31, 2010     18,065   $ 8.42896 to  $15.62387 $  213,542   1.29%    0.65%  to   3.05%   10.38% to   13.10%
December 31, 2009     17,261   $ 7.57412 to  $13.81361 $  187,727   2.31%    0.65%  to   3.05%   14.54% to   24.11%
December 31, 2008     13,554   $ 6.57913 to  $11.80550 $  134,022   2.20%    0.65%  to   2.75%  -36.54% to  -35.17%

                                      AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     91,006   $ 9.96221 to  $20.33387 $1,203,588   1.98%    0.65%  to   3.05%    7.74% to   10.42%
December 31, 2011     86,930   $ 9.22724 to  $18.41581 $1,050,410   1.54%    0.65%  to   3.05%   -6.32% to   -4.01%
December 31, 2010    114,495   $ 9.82965 to  $19.18481 $1,454,698   0.70%    0.65%  to   3.05%    8.40% to   11.08%
December 31, 2009     71,518   $ 9.04901 to  $17.27048 $  835,124   1.05%    0.65%  to   3.05%   22.04% to   26.58%
December 31, 2008     13,107   $ 7.31044 to  $13.64345 $  130,494   1.77%    0.65%  to   2.85%  -32.11% to  -26.99%

                                                   AST MONEY MARKET PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     96,861   $ 8.93594 to  $15.20802 $1,048,385   0.01%    0.65%  to   3.05%   -3.05% to   -0.64%
December 31, 2011    118,373   $ 9.21691 to  $15.30591 $1,291,154   0.02%    0.65%  to   3.05%   -3.02% to   -0.63%
December 31, 2010    136,126   $ 9.50418 to  $15.40331 $1,504,159   0.03%    0.65%  to   3.05%   -3.03% to   -0.63%
December 31, 2009    213,675   $ 9.80078 to  $15.50064 $2,370,117   0.25%    0.65%  to   3.05%   -2.51% to   -0.41%
December 31, 2008    230,705   $10.11620 to  $15.56403 $2,693,670   2.44%    0.65%  to   2.75%   -0.31% to    1.84%

                                              AST COHEN & STEERS REALTY PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012      6,084   $14.53663 to  $33.94359 $  171,392   1.39%    0.65%  to   3.05%   11.82% to   14.60%
December 31, 2011      5,854   $10.94739 to  $29.80000 $  144,882   0.70%    0.65%  to   3.05%    3.35% to    5.90%
December 31, 2010      7,796   $10.57127 to  $28.31102 $  182,093   1.60%    0.65%  to   3.05%   24.77% to   27.85%
December 31, 2009      7,387   $ 8.45511 to  $22.27763 $  137,894   2.85%    0.65%  to   3.05%   28.17% to   51.97%
December 31, 2008      6,441   $ 6.59702 to  $17.09976 $   94,541   5.40%    0.65%  to   2.85%  -36.84% to  -34.13%

                                       AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     86,515   $10.48611 to  $26.48459 $1,212,902   1.50%    0.65%  to   3.05%    7.34% to   10.00%
December 31, 2011     85,671   $ 9.74916 to  $24.07686 $1,104,132   0.90%    0.65%  to   3.05%   -2.82% to   -0.42%
December 31, 2010    105,940   $10.01123 to  $24.17805 $1,386,636   0.42%    0.65%  to   3.05%    4.05% to    6.62%
December 31, 2009    111,595   $ 9.60213 to  $22.67668 $1,392,913   0.83%    0.65%  to   3.05%   14.97% to   21.23%
December 31, 2008     64,615   $ 8.10022 to  $18.70596 $  681,463   0.32%    0.65%  to   2.85%  -19.88% to  -18.15%

                                      A75

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                                AST BLACKROCK VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2012     9,571    $10.11918 to  $17.29342 $129,268    1.12%   0.65%  to   3.05%    9.94% to   12.66%
December 31, 2011     9,551    $ 9.17609 to  $15.38823 $115,478    0.73%   0.65%  to   3.05%   -3.52% to   -1.14%
December 31, 2010    12,806    $ 8.96367 to  $15.60454 $156,605    1.46%   0.65%  to   3.05%    9.01% to   11.71%
December 31, 2009    12,049    $ 8.67084 to  $14.00397 $135,489    0.86%   0.65%  to   3.05%   15.01% to   26.77%
December 31, 2008    10,045    $ 7.53946 to  $11.94926 $ 94,921    2.58%   0.65%  to   2.75%  -39.03% to  -37.71%

                                                   AST HIGH YIELD PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2012    23,729    $12.02995 to  $25.63707 $446,376    4.89%   0.65%  to   3.05%   10.40% to   13.13%
December 31, 2011    24,401    $11.04415 to  $22.66074 $401,816    6.36%   0.65%  to   3.05%    0.03% to    2.50%
December 31, 2010    28,186    $11.00659 to  $22.10754 $457,631    3.30%   0.65%  to   3.05%   10.04% to   12.76%
December 31, 2009    31,024    $ 9.97157 to  $19.60556 $456,718    4.69%   0.65%  to   3.05%   24.11% to   34.67%
December 31, 2008    17,905    $ 7.56409 to  $14.55813 $208,084   10.40%   0.65%  to   2.75%  -27.59% to  -26.03%

                                          AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2012    17,495    $10.72052 to  $26.51602 $264,700    0.00%   0.65%  to   3.05%   16.41% to   19.29%
December 31, 2011    18,842    $ 9.19070 to  $22.28390 $239,041    0.40%   0.65%  to   3.05%  -15.76% to  -13.68%
December 31, 2010    17,172    $10.88753 to  $25.87932 $271,022    0.05%   0.65%  to   3.05%   28.51% to   31.68%
December 31, 2009    18,111    $ 8.45485 to  $19.70231 $222,459    0.21%   0.65%  to   3.05%   28.88% to   31.80%
December 31, 2008    16,316    $ 6.56016 to  $14.98634 $142,111    0.00%   0.65%  to   2.85%  -45.63% to  -33.63%

                                                 AST MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2012     6,109    $11.37731 to  $21.62753 $ 99,274    0.46%   0.65%  to   3.05%   14.79% to   17.64%
December 31, 2011     5,972    $ 9.89066 to  $18.43079 $ 83,072    0.69%   0.65%  to   3.05%   -6.39% to   -4.08%
December 31, 2010     8,194    $11.12493 to  $19.26268 $120,022    0.57%   0.65%  to   3.05%   19.84% to   22.80%
December 31, 2009     6,621    $ 9.25441 to  $15.72510 $ 79,789    1.73%   0.65%  to   3.05%   31.61% to   37.98%
December 31, 2008     5,546    $ 6.85171 to  $11.42511 $ 48,331    1.09%   0.65%  to   2.75%  -39.83% to  -38.53%

                                                AST SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2012    14,752    $12.28493 to  $29.40995 $304,317    0.46%   0.65%  to   3.05%   14.55% to   17.39%
December 31, 2011    17,048    $10.26539 to  $25.05272 $299,669    0.57%   0.65%  to   3.05%   -8.84% to   -6.59%
December 31, 2010    22,874    $11.23772 to  $26.81946 $435,168    0.43%   0.65%  to   3.05%   22.16% to   25.17%
December 31, 2009    26,023    $ 9.18066 to  $21.42563 $403,966    1.71%   0.65%  to   3.05%   23.38% to   30.63%
December 31, 2008    25,034    $ 7.44092 to  $16.98067 $318,508    1.36%   0.65%  to   2.85%  -31.65% to  -24.79%

                                       AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2012    14,281    $ 5.45551 to  $31.71289 $273,394    0.26%   0.65%  to   3.05%   16.11% to   18.99%
December 31, 2011    14,655    $ 4.66021 to  $26.85572 $252,219    0.15%   0.65%  to   3.05%   -6.88% to   -4.58%
December 31, 2010    20,366    $ 4.96373 to  $28.35884 $349,188    0.08%   0.65%  to   3.05%    6.93% to    9.57%
December 31, 2009    22,737    $ 4.60421 to  $26.07859 $376,154    0.00%   0.65%  to   3.05%   26.94% to   48.43%
December 31, 2008    16,299    $ 3.15269 to  $17.70351 $242,317    0.15%   0.65%  to   2.60%  -41.83% to  -40.66%

                                          AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2012    19,534    $ 6.07370 to  $23.76942 $217,543    0.00%   0.65%  to   3.05%   15.96% to   18.84%
December 31, 2011    18,784    $ 5.19481 to  $20.05228 $176,796    0.00%   0.65%  to   3.05%   -5.93% to   -3.61%
December 31, 2010    28,083    $ 5.47729 to  $20.85514 $283,946    0.00%   0.65%  to   3.05%   16.17% to   19.05%
December 31, 2009    28,418    $ 4.67618 to  $17.56272 $241,757    0.00%   0.65%  to   3.05%   33.15% to   56.07%
December 31, 2008    21,632    $ 3.04521 to  $11.28124 $ 98,369    0.00%   0.65%  to   2.75%  -42.42% to  -41.18%

                                         AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2012     6,307    $13.23238 to  $36.54808 $160,398    0.51%   0.65%  to   3.05%   12.16% to   14.94%
December 31, 2011     6,118    $11.76172 to  $31.79808 $137,760    0.47%   0.65%  to   3.05%   -1.78% to    0.64%
December 31, 2010     8,418    $11.93832 to  $31.59475 $187,638    0.51%   0.65%  to   3.05%   22.90% to   25.94%
December 31, 2009     6,765    $ 9.68368 to  $25.08676 $128,428    1.29%   0.65%  to   3.05%   23.36% to   29.08%
December 31, 2008     4,794    $ 7.85000 to  $19.90636 $ 82,391    1.49%   0.65%  to   2.75%  -28.66% to  -27.11%

                                                AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2012    18,083    $ 8.75680 to  $23.95472 $225,816    3.28%   0.65%  to   3.05%   13.32% to   16.13%
December 31, 2011    19,082    $ 7.70399 to  $20.62801 $210,441    1.33%   0.65%  to   3.05%   -7.10% to   -4.81%
December 31, 2010    23,213    $ 8.24994 to  $21.66951 $273,356    1.03%   0.65%  to   3.05%    9.71% to   12.42%
December 31, 2009    25,302    $ 7.45826 to  $19.27505 $276,543    2.85%   0.65%  to   3.05%   16.03% to   27.41%
December 31, 2008    25,394    $ 6.38846 to  $16.24413 $248,148    1.59%   0.65%  to   2.85%  -43.10% to  -30.98%

                                      A76

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                          AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     20,917   $12.91655 to  $19.93011 $  361,599   1.15%    0.65%  to   3.05%    2.69% to    5.24%
December 31, 2011     21,912   $12.53881 to  $18.93744 $  362,864   1.75%    0.65%  to   3.05%    6.82% to    9.45%
December 31, 2010     23,842   $11.70237 to  $17.30182 $  364,932   5.89%    0.65%  to   3.05%    9.96% to   12.68%
December 31, 2009     30,119   $10.60977 to  $15.35521 $  414,600   7.39%    0.65%  to   3.05%   19.63% to   33.73%
December 31, 2008     25,649   $ 8.10499 to  $11.48243 $  265,996   9.00%    0.65%  to   2.75%  -25.36% to  -23.75%

                                              AST MARSICO CAPITAL GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     54,818   $ 9.85996 to  $21.76758 $  759,466   0.42%    0.65%  to   3.05%    8.84% to   11.54%
December 31, 2011     60,824   $ 8.98512 to  $19.51615 $  760,716   0.29%    0.65%  to   3.05%   -3.93% to   -1.56%
December 31, 2010     80,568   $ 9.27639 to  $19.82494 $1,040,269   0.67%    0.65%  to   3.05%   16.10% to   18.97%
December 31, 2009     91,014   $ 7.92454 to  $16.66345 $1,019,490   0.87%    0.65%  to   3.05%   26.06% to   28.92%
December 31, 2008     89,246   $ 6.24776 to  $12.92584 $  792,227   0.45%    0.65%  to   2.85%  -45.21% to  -36.07%

                                                    AST MFS GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     20,868   $ 7.81006 to  $16.43129 $  218,354   0.00%    0.65%  to   3.05%   13.51% to   16.32%
December 31, 2011     21,613   $ 6.82421 to  $14.16119 $  194,860   0.35%    0.65%  to   3.05%   -3.62% to   -1.24%
December 31, 2010     26,573   $ 7.02283 to  $14.37512 $  246,760   0.13%    0.65%  to   3.05%    9.35% to   12.05%
December 31, 2009     29,779   $ 6.37002 to  $12.86144 $  247,006   0.17%    0.65%  to   3.05%   20.37% to   23.50%
December 31, 2008     28,733   $ 5.24253 to  $10.44074 $  186,479   0.26%    0.65%  to   2.75%  -38.06% to  -36.72%

                                         AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     12,557   $ 9.74207 to  $33.09035 $  259,450   0.00%    0.65%  to   3.05%    8.95% to   11.65%
December 31, 2011     13,725   $ 8.86851 to  $29.63690 $  260,508   0.00%    0.65%  to   3.05%   -1.41% to    1.03%
December 31, 2010     17,725   $ 8.92178 to  $29.33599 $  333,831   0.00%    0.65%  to   3.05%   24.76% to   27.84%
December 31, 2009     16,602   $ 7.09300 to  $22.94749 $  267,628   0.00%    0.65%  to   3.05%   23.09% to   28.95%
December 31, 2008     16,039   $ 5.59083 to  $17.79631 $  219,680   0.00%    0.65%  to   2.75%  -44.75% to  -43.55%

                                        AST NEUBERGER BERMAN/LSV MID-CAP VALUE PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     13,358   $10.78115 to  $40.81741 $  331,538   1.06%    0.65%  to   3.05%   13.55% to   16.37%
December 31, 2011     14,976   $10.18961 to  $35.07648 $  321,823   0.90%    0.65%  to   3.05%   -5.45% to   -3.12%
December 31, 2010     19,868   $10.74418 to  $36.20541 $  439,731   1.17%    0.65%  to   3.05%   19.67% to   22.63%
December 31, 2009     22,093   $ 8.95019 to  $29.52355 $  416,620   2.07%    0.65%  to   3.05%   34.49% to   39.73%
December 31, 2008     21,731   $ 6.54354 to  $21.12901 $  316,843   1.77%    0.65%  to   2.75%  -43.85% to  -42.63%

                                                 AST SMALL-CAP GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012      7,448   $12.08818 to  $27.70495 $  131,511   0.00%    0.65%  to   3.05%    8.75% to   11.45%
December 31, 2011      7,731   $11.09276 to  $24.85921 $  123,714   0.00%    0.65%  to   3.05%   -3.99% to   -1.62%
December 31, 2010     11,234   $11.53054 to  $25.26926 $  181,856   0.22%    0.65%  to   3.05%   32.26% to   35.53%
December 31, 2009      8,640   $ 8.70015 to  $18.64494 $  111,537   0.05%    0.65%  to   3.05%   30.09% to   33.04%
December 31, 2008      7,246   $ 6.68777 to  $14.01478 $   76,253   0.00%    0.65%  to   2.85%  -36.79% to  -32.53%

                                           AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     47,792   $10.55386 to  $20.73224 $  672,855   1.25%    0.65%  to   3.05%    1.50% to    4.01%
December 31, 2011     51,459   $10.39821 to  $19.93200 $  698,888   0.95%    0.65%  to   3.05%   -0.86% to    1.58%
December 31, 2010     62,862   $10.48881 to  $19.62146 $  846,276   2.53%    0.65%  to   3.05%    0.73% to    3.22%
December 31, 2009     69,607   $10.41264 to  $19.00861 $  920,649   5.00%    0.65%  to   3.05%    4.23% to    9.51%
December 31, 2008     55,649   $10.25361 to  $17.35746 $  703,455   5.55%    0.65%  to   2.75%   -1.66% to    0.46%

                                             AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012    138,677   $11.98224 to  $29.01718 $2,363,958   2.64%    0.65%  to   3.05%    5.98% to    8.61%
December 31, 2011    129,700   $11.28262 to  $26.71641 $2,058,428   1.83%    0.65%  to   3.05%    0.04% to    2.51%
December 31, 2010    166,002   $11.25530 to  $26.06306 $2,588,103   1.75%    0.65%  to   3.05%    4.43% to    7.02%
December 31, 2009    144,653   $10.97629 to  $24.35387 $2,178,595   3.84%    0.65%  to   3.05%    9.96% to   15.77%
December 31, 2008     74,757   $10.15674 to  $21.03675 $1,089,746   4.01%    0.65%  to   2.75%   -4.95% to   -2.89%

                                           AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     15,573   $ 9.24050 to  $16.44119 $  194,477   0.19%    0.65%  to   3.05%   13.67% to   16.49%
December 31, 2011     12,888   $ 8.10423 to  $14.17118 $  138,959   1.09%    0.65%  to   3.05%   -4.63% to   -2.28%
December 31, 2010     16,262   $ 8.47182 to  $14.56007 $  182,409   1.34%    0.65%  to   3.05%    9.79% to   12.51%
December 31, 2009     16,894   $ 7.69250 to  $12.99378 $  170,550   4.15%    0.65%  to   3.05%   20.39% to   28.65%
December 31, 2008     16,283   $ 6.38950 to  $10.02666 $  133,646   3.44%    0.65%  to   2.75%  -43.49% to  -42.26%

                                      A77

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                               AST QMA US EQUITY ALPHA PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012      9,787   $ 8.98801 to  $17.66725 $  128,439   0.80%    0.65%  to   3.05%   15.17% to   18.03%
December 31, 2011      9,572   $ 7.73980 to  $14.82709 $  107,997   0.70%    0.65%  to   3.05%    0.31% to    2.79%
December 31, 2010     11,194   $ 7.65297 to  $14.55693 $  124,404   0.68%    0.65%  to   3.05%   11.54% to   14.30%
December 31, 2009     12,665   $ 6.80494 to  $12.81698 $  126,196   1.86%    0.65%  to   3.05%   18.47% to   27.19%
December 31, 2008     13,410   $ 5.71453 to  $ 9.59861 $  112,798   2.39%    0.65%  to   2.75%  -40.41% to  -39.11%

                                         AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012      9,550   $ 6.17225 to  $53.89981 $  254,000   0.42%    0.65%  to   3.05%    0.45% to    2.94%
December 31, 2011      9,671   $ 6.13193 to  $52.35862 $  255,476   0.59%    0.65%  to   3.05%  -17.51% to  -15.47%
December 31, 2010     13,163   $14.81778 to  $61.94104 $  409,090   0.43%    0.65%  to   3.05%   16.78% to   19.67%
December 31, 2009     11,471   $12.64918 to  $51.75974 $  319,339   1.31%    0.65%  to   3.05%   32.64% to   48.38%
December 31, 2008      5,935   $ 8.76037 to  $34.88343 $  134,397   0.66%    0.65%  to   2.60%  -51.29% to  -50.31%

                                          AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012    120,272   $11.12570 to  $32.68345 $1,911,349   1.28%    0.65%  to   3.05%   10.03% to   12.76%
December 31, 2011    105,878   $10.09078 to  $28.98527 $1,511,842   1.09%    0.65%  to   3.05%   -1.12% to    1.32%
December 31, 2010    122,828   $10.18424 to  $28.60743 $1,752,058   0.97%    0.65%  to   3.05%    8.13% to   10.81%
December 31, 2009     99,437   $ 9.39867 to  $25.81677 $1,312,782   2.07%    0.65%  to   3.05%   20.19% to   23.33%
December 31, 2008     46,873   $ 7.79315 to  $20.93279 $  538,360   1.79%    0.65%  to   2.85%  -27.98% to  -22.10%

                                               AST INTERNATIONAL VALUE PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     10,513   $ 7.88041 to  $20.52383 $  142,343   2.44%    0.65%  to   3.05%   13.11% to   15.92%
December 31, 2011     11,036   $ 6.90976 to  $17.75018 $  134,222   1.42%    0.65%  to   3.05%  -15.21% to  -13.12%
December 31, 2010     14,189   $ 8.08298 to  $20.48151 $  200,509   0.82%    0.65%  to   3.05%    7.70% to   10.36%
December 31, 2009     14,767   $ 7.44396 to  $18.60561 $  196,052   2.37%    0.65%  to   3.05%   26.78% to   29.65%
December 31, 2008     12,595   $ 5.83552 to  $14.38680 $  132,504   2.67%    0.65%  to   2.85%  -45.55% to  -36.07%

                                                AST MFS GLOBAL EQUITY PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012      8,585   $13.46685 to  $23.04503 $  157,918   1.10%    0.65%  to   3.05%   19.32% to   22.28%
December 31, 2011      7,716   $11.25154 to  $18.89405 $  117,107   0.48%    0.65%  to   3.05%   -6.08% to   -3.76%
December 31, 2010      9,440   $11.94327 to  $19.68196 $  149,750   0.48%    0.65%  to   3.05%    8.63% to   11.32%
December 31, 2009      8,341   $10.96039 to  $17.72541 $  119,319   1.90%    0.65%  to   3.05%   27.89% to   33.61%
December 31, 2008      6,101   $ 8.57011 to  $13.60103 $   66,707   1.29%    0.65%  to   2.75%  -35.81% to  -34.42%

                                          AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     11,583   $ 9.24639 to  $36.59713 $  206,758   1.82%    0.65%  to   3.05%   18.18% to   21.12%
December 31, 2011     11,108   $ 7.75947 to  $30.44657 $  170,765   1.32%    0.65%  to   3.05%  -11.92% to   -9.74%
December 31, 2010     15,322   $ 8.73737 to  $33.98828 $  255,452   1.09%    0.65%  to   3.05%    3.90% to    6.47%
December 31, 2009     14,999   $ 8.34041 to  $32.16453 $  254,290   4.03%    0.65%  to   3.05%   32.15% to   35.11%
December 31, 2008      9,827   $ 6.27937 to  $24.00705 $  149,580   2.57%    0.65%  to   2.75%  -43.00% to  -41.76%

                                            AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     16,122   $11.37326 to  $20.63724 $  264,564   2.52%    0.65%  to   3.05%    2.01% to    4.54%
December 31, 2011     17,357   $11.11461 to  $19.74069 $  274,526   2.70%    0.65%  to   3.05%    0.95% to    3.45%
December 31, 2010     21,422   $10.97562 to  $19.08296 $  328,624   2.74%    0.65%  to   3.05%    2.52% to    5.06%
December 31, 2009     22,019   $10.67294 to  $18.16458 $  324,974   7.36%    0.65%  to   3.05%    9.03% to   11.63%
December 31, 2008     16,218   $ 9.78879 to  $16.30778 $  221,914   4.60%    0.65%  to   2.75%   -5.12% to   -3.07%

                                               AST INTERNATIONAL GROWTH PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     24,203   $10.70484 to  $21.44012 $  426,787   1.14%    0.65%  to   3.05%   16.69% to   19.58%
December 31, 2011     27,343   $ 6.88968 to  $17.92892 $  405,957   0.65%    0.65%  to   3.05%  -15.58% to  -13.49%
December 31, 2010     35,392   $ 8.14414 to  $20.72450 $  617,984   0.35%    0.65%  to   3.05%   11.01% to   13.75%
December 31, 2009     39,649   $ 7.32140 to  $18.21901 $  616,928   1.84%    0.65%  to   3.05%   29.96% to   34.41%
December 31, 2008     38,892   $ 5.57041 to  $13.55477 $  455,778   1.44%    0.65%  to   2.85%  -51.60% to  -44.28%

                                       AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     25,556   $ 9.13349 to  $15.29759 $  263,881   0.27%    0.65%  to   3.05%    7.62% to   10.29%
December 31, 2011     22,134   $ 8.46959 to  $13.92700 $  209,446   0.32%    0.65%  to   3.05%   -6.40% to   -4.08%
December 31, 2010     26,700   $ 9.02972 to  $14.57840 $  265,557   0.45%    0.65%  to   3.05%   11.14% to   13.89%
December 31, 2009     28,061   $ 8.10775 to  $12.85208 $  246,843   1.32%    0.65%  to   3.05%   24.77% to   27.73%
December 31, 2008     13,508   $ 6.74653 to  $ 7.17163 $   93,861   0.78%    0.65%  to   2.60%  -43.83% to  -42.70%

                                      A78

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                         AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012    355,694   $ 9.96540 to  $15.10845 $4,005,044   0.85%    0.65%  to   3.05%   10.25% to   12.98%
December 31, 2011    341,316   $ 9.02040 to  $13.42633 $3,434,052   0.50%    0.65%  to   3.05%   -5.40% to   -3.06%
December 31, 2010    445,216   $ 9.51547 to  $13.90606 $4,692,575   1.08%    0.65%  to   3.05%    9.92% to   12.64%
December 31, 2009    427,504   $ 8.63891 to  $12.39570 $4,038,799   1.88%    0.65%  to   3.05%   21.57% to   24.51%
December 31, 2008    280,192   $ 7.09516 to  $ 7.96999 $2,131,831   1.00%    0.65%  to   3.00%  -36.89% to  -29.03%

                                       AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012    296,047   $ 9.94859 to  $14.62138 $3,322,480   1.01%    0.65%  to   3.05%    9.13% to   11.83%
December 31, 2011    294,849   $ 9.09760 to  $13.12699 $2,989,751   0.61%    0.65%  to   3.05%   -5.62% to   -3.29%
December 31, 2010    367,638   $ 9.61979 to  $13.62846 $3,907,114   0.90%    0.65%  to   3.05%    8.55% to   11.24%
December 31, 2009    342,126   $ 8.84379 to  $12.30140 $3,296,750   2.28%    0.65%  to   3.05%   20.63% to   23.55%
December 31, 2008    226,152   $ 7.32007 to  $ 8.17979 $1,769,603   1.15%    0.65%  to   3.00%  -33.88% to  -26.78%

                                            AST BALANCED ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012    241,017   $10.32937 to  $14.65914 $2,847,167   0.95%    0.65%  to   3.05%    9.04% to   11.74%
December 31, 2011    228,060   $ 9.45346 to  $13.17155 $2,435,193   0.63%    0.65%  to   3.05%   -4.22% to   -1.86%
December 31, 2010    283,879   $ 9.85001 to  $13.47496 $3,123,795   0.82%    0.65%  to   3.05%    8.89% to   11.58%
December 31, 2009    244,029   $ 9.02728 to  $12.12491 $2,426,091   1.42%    0.65%  to   3.05%   19.32% to   22.50%
December 31, 2008    105,696   $ 7.53624 to  $ 8.46087 $  857,571   1.08%    0.65%  to   3.00%  -30.84% to  -24.62%

                                          AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012    235,652   $10.89197 to  $13.95724 $2,916,724   1.12%    0.65%  to   3.05%    7.00% to    9.66%
December 31, 2011    235,261   $10.15823 to  $12.77965 $2,684,655   0.89%    0.65%  to   3.05%   -2.08% to    0.34%
December 31, 2010    246,541   $10.35261 to  $12.78779 $2,838,371   1.39%    0.65%  to   3.05%    7.20% to    9.85%
December 31, 2009    219,165   $ 9.63721 to  $11.68785 $2,320,954   1.20%    0.65%  to   3.05%   15.05% to   19.26%
December 31, 2008    117,435   $ 8.26395 to  $ 9.30874 $1,047,168   0.85%    0.65%  to   3.00%  -21.90% to  -17.26%

                                            AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     63,914   $10.29724 to  $15.57696 $  729,941   0.47%    0.65%  to   3.05%   12.36% to   15.15%
December 31, 2011     49,795   $ 9.14542 to  $13.58234 $  498,580   0.28%    0.65%  to   3.05%   -5.36% to   -3.02%
December 31, 2010     67,762   $ 9.64360 to  $14.06217 $  708,276   0.32%    0.65%  to   3.05%   10.86% to   13.60%
December 31, 2009     46,324   $ 8.68119 to  $12.42878 $  429,456   0.37%    0.65%  to   3.05%   23.05% to   26.02%
December 31, 2008      8,210   $ 7.04446 to  $ 7.41584 $   59,995   0.09%    0.65%  to   3.00%  -37.16% to  -29.54%

                                          AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     88,988   $ 9.32258 to  $13.85308 $  906,641   0.55%    0.65%  to   3.05%    6.91% to    9.57%
December 31, 2011     83,954   $ 8.71537 to  $12.75958 $  788,153   0.39%    0.65%  to   3.05%   -4.81% to   -2.45%
December 31, 2010     99,997   $ 9.15067 to  $13.19996 $  973,078   0.54%    0.65%  to   3.05%    8.51% to   11.19%
December 31, 2009     74,171   $ 8.42891 to  $11.97996 $  654,003   0.28%    0.65%  to   3.05%   19.69% to   22.59%
December 31, 2008     16,369   $ 7.04244 to  $ 7.60651 $  116,814   0.06%    0.65%  to   3.00%  -29.73% to  -23.92%

                                           AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     60,748   $ 9.98650 to  $15.35890 $  656,213   0.47%    0.65%  to   3.05%   10.11% to   12.85%
December 31, 2011     56,707   $ 9.04125 to  $13.66570 $  547,518   0.33%    0.65%  to   3.05%   -3.60% to   -1.22%
December 31, 2010     68,780   $ 9.34959 to  $13.88973 $  681,353   0.29%    0.65%  to   3.05%   10.35% to   13.07%
December 31, 2009     48,274   $ 8.44669 to  $12.33318 $  425,571   0.27%    0.65%  to   3.05%   23.06% to   25.84%
December 31, 2008      6,598   $ 6.85696 to  $ 7.50642 $   45,696   0.07%    0.65%  to   2.85%  -32.61% to  -24.76%

                                        AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     79,468   $10.10208 to  $14.14738 $  863,292   0.58%    0.65%  to   3.05%    6.77% to    9.41%
December 31, 2011     76,501   $ 9.43274 to  $12.98251 $  767,336   0.48%    0.65%  to   3.05%   -3.54% to   -1.15%
December 31, 2010     88,963   $ 9.74838 to  $13.18694 $  912,004   0.46%    0.65%  to   3.05%    8.20% to   10.87%
December 31, 2009     66,502   $ 8.98223 to  $11.94190 $  619,651   0.20%    0.65%  to   3.05%   19.87% to   22.58%
December 31, 2008     10,783   $ 7.48580 to  $ 7.94834 $   81,547   0.04%    0.65%  to   2.85%  -26.28% to  -20.41%

                                          AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012     34,759   $ 9.62837 to  $14.66719 $  359,929   0.51%    0.65%  to   3.05%   10.16% to   12.90%
December 31, 2011     29,299   $ 8.71300 to  $13.04434 $  271,364   0.21%    0.65%  to   3.05%   -5.44% to   -3.11%
December 31, 2010     37,009   $ 9.18592 to  $13.51674 $  358,393   0.37%    0.65%  to   3.05%    9.87% to   12.59%
December 31, 2009     32,643   $ 8.33501 to  $12.05414 $  282,777   0.32%    0.65%  to   3.05%   17.78% to   20.44%
December 31, 2008      7,244   $ 7.06973 to  $ 7.83293 $   51,718   0.05%    0.65%  to   2.85%  -29.20% to  -21.57%

                                      A79

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                          AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2012    35,788    $11.30708 to  $12.93619 $428,318   3.36%    0.65%  to   3.05%    4.56% to    7.15%
December 31, 2011    34,470    $10.74387 to  $12.12164 $388,751   2.64%    0.65%  to   3.05%    2.80% to    5.33%
December 31, 2010    37,019    $10.43007 to  $11.55420 $400,318   1.62%    0.65%  to   3.05%    4.51% to    7.10%
December 31, 2009    28,705    $ 9.95931 to  $10.83217 $292,772   3.68%    0.65%  to   3.05%    8.45% to   10.90%
December 31, 2008    14,600    $ 9.18349 to  $ 9.40965 $135,345   0.20%    0.65%  to   2.85%   -8.14% to   -5.83%

                                                    DAVIS VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2012        99    $11.51236 to  $15.57973 $  1,139   1.55%    1.40%  to   1.65%   11.21% to   11.49%
December 31, 2011       115    $10.32563 to  $14.00926 $  1,191   0.75%    1.40%  to   1.65%   -5.75% to   -5.51%
December 31, 2010       147    $10.92826 to  $14.86452 $  1,614   1.06%    1.40%  to   1.65%   10.91% to   11.19%
December 31, 2009       254    $ 9.82859 to  $13.40277 $  2,502   0.84%    1.40%  to   1.65%   28.99% to   29.32%
December 31, 2008       323    $ 7.60022 to  $10.39039 $  2,459   0.52%    1.40%  to   1.65%  -41.31% to  -41.16%

                                     COLUMBIA VARIABLE PORTFOLIO - ASSET ALLOCATION FUND
                   -------------------------------------------------------------------------------------------
December 31, 2012       278    $17.34227 to  $17.34227 $  4,822   2.17%    1.00%  to   1.00%   11.90% to   11.90%
December 31, 2011       349    $15.49864 to  $15.49864 $  5,414   2.52%    1.00%  to   1.00%   -1.84% to   -1.84%
December 31, 2010       421    $15.78873 to  $15.78873 $  6,644   2.63%    1.00%  to   1.00%   12.30% to   12.30%
December 31, 2009       487    $14.38338 to  $14.38338 $  7,007   4.42%    1.00%  to   1.00%   22.76% to   22.76%
December 31, 2008       564    $11.71637 to  $11.71637 $  6,605   3.43%    1.00%  to   1.00%  -29.04% to  -29.04%

                                       COLUMBIA VARIABLE PORTFOLIO - MONEY MARKET FUND
                   -------------------------------------------------------------------------------------------
December 31, 2012        95    $10.71636 to  $10.71636 $  1,017   0.00%    1.00%  to   1.00%   -1.01% to   -1.01%
December 31, 2011       109    $10.82529 to  $10.82529 $  1,182   0.00%    1.00%  to   1.00%   -1.00% to   -1.00%
December 31, 2010       104    $10.93445 to  $10.93445 $  1,142   0.02%    1.00%  to   1.00%   -0.97% to   -0.97%
December 31, 2009       125    $11.04133 to  $11.04133 $  1,375   0.25%    1.00%  to   1.25%   -0.77% to   -0.77%
December 31, 2008       159    $11.12662 to  $11.12662 $  1,771   2.59%    1.00%  to   1.00%    1.55% to    1.55%

                                   COLUMBIA VARIABLE PORTFOLIO - SMALL COMPANY GROWTH FUND
                   -------------------------------------------------------------------------------------------
December 31, 2012        19    $20.24437 to  $20.24437 $    381   0.00%    1.00%  to   1.00%   10.88% to   10.88%
December 31, 2011        21    $18.25774 to  $18.25774 $    388   0.00%    1.00%  to   1.00%   -6.49% to   -6.49%
December 31, 2010        30    $19.52472 to  $19.52472 $    578   0.00%    1.00%  to   1.00%   27.10% to   27.10%
December 31, 2009        34    $15.36226 to  $15.36226 $    521   0.00%    1.00%  to   1.00%   24.40% to   24.40%
December 31, 2008        37    $12.34900 to  $12.34900 $    462   0.00%    1.00%  to   1.00%  -41.42% to  -41.42%

                                         PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2012       651    $10.79007 to  $14.96204 $  8,260   0.60%    0.65%  to   2.75%   19.02% to   21.60%
December 31, 2011       750    $ 9.06539 to  $12.48038 $  7,890   1.32%    0.65%  to   2.75%  -17.25% to  -15.47%
December 31, 2010       897    $10.95545 to  $14.97476 $ 11,237   1.51%    0.65%  to   2.75%   10.88% to   13.27%
December 31, 2009     1,213    $ 9.88082 to  $11.70611 $ 13,530   2.38%    0.65%  to   2.75%   33.38% to   36.26%
December 31, 2008     1,323    $ 7.40821 to  $ 8.59118 $ 10,961   1.60%    0.65%  to   2.75%  -51.67% to  -50.62%

                                                 NVIT DEVELOPING MARKETS FUND
                   -------------------------------------------------------------------------------------------
December 31, 2012     3,751    $13.65931 to  $31.75987 $ 78,997   0.10%    0.65%  to   3.05%   13.21% to   16.02%
December 31, 2011     4,090    $12.02783 to  $27.44307 $ 75,241   0.27%    0.65%  to   3.05%  -24.77% to  -22.91%
December 31, 2010     6,636    $15.93875 to  $35.68795 $163,952   0.00%    0.65%  to   3.05%   12.60% to   15.39%
December 31, 2009     8,668    $14.11121 to  $31.00701 $189,579   1.12%    0.65%  to   3.05%   42.41% to   61.17%
December 31, 2008     6,642    $ 8.94425 to  $19.28675 $ 86,010   0.64%    0.65%  to   2.75%  -59.02% to  -58.13%

                                                  THE DOW DART 10 PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2012       520    $10.55526 to  $17.41057 $  6,534   0.00%    0.65%  to   3.05%    7.36% to   10.02%
December 31, 2011       589    $ 9.62777 to  $16.05136 $  6,772   0.00%    0.65%  to   3.05%    4.44% to    7.02%
December 31, 2010       627    $ 9.02819 to  $15.21278 $  6,798   0.00%    0.65%  to   3.05%   13.19% to   15.99%
December 31, 2009       591    $ 7.81132 to  $13.30332 $  5,447   0.00%    0.65%  to   2.65%   10.93% to   31.20%
December 31, 2008       857    $ 6.92452 to  $10.27256 $  7,084   0.00%    0.65%  to   2.50%  -30.30% to  -28.97%

                                           FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
                   -------------------------------------------------------------------------------------------
December 31, 2012       906    $ 3.75425 to  $15.11352 $  5,805   0.00%    0.65%  to   3.05%   10.35% to   13.09%
December 31, 2011     1,183    $ 3.34499 to  $13.54166 $  7,011   0.00%    0.65%  to   3.05%  -13.62% to  -11.49%
December 31, 2010     1,563    $ 3.80786 to  $15.50170 $ 10,721   0.00%    0.65%  to   3.05%   15.37% to   18.22%
December 31, 2009     1,949    $ 3.24555 to  $13.27740 $ 11,197   0.00%    0.65%  to   2.65%   25.38% to   31.50%
December 31, 2008     1,208    $ 2.55578 to  $ 8.80712 $  4,702   0.00%    0.65%  to   2.60%  -45.29% to  -40.07%

                                      A80

                                 AT YEAR ENDED                                FOR YEAR ENDED
                   ------------------------------------------  -----------------------------------------------
                      UNITS                             NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ------- ---------- -----------------  ------------------
                                             GLOBAL DIVIDEND TARGET 15 PORTFOLIO
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,676    $14.50157 to  $25.76586 $31,651   0.00%    0.65%  to   3.05%   21.54% to   24.55%
December 31, 2011     1,600    $11.79985 to  $20.81269 $24,606   0.00%    0.65%  to   3.05%  -10.31% to   -8.09%
December 31, 2010     2,173    $13.11568 to  $22.78277 $36,491   0.00%    0.65%  to   3.05%    6.38% to    9.01%
December 31, 2009     3,011    $12.29106 to  $21.02664 $46,874   0.00%    0.65%  to   3.05%   37.18% to   44.07%
December 31, 2008     3,199    $ 9.01244 to  $15.09443 $36,070   0.00%    0.65%  to   2.60%  -44.27% to  -43.15%

                                                 NASDAQ TARGET 15 PORTFOLIO
                   ------------------------------------------------------------------------------------------
December 31, 2012       295    $ 9.28609 to  $13.30700 $ 3,164   0.00%    0.65%  to   1.90%   10.84% to   12.26%
December 31, 2011       454    $ 8.30147 to  $11.92625 $ 4,401   0.00%    0.65%  to   1.90%   -0.63% to    0.64%
December 31, 2010       787    $ 8.27796 to  $11.92252 $ 7,702   0.00%    0.65%  to   1.90%   27.91% to   29.53%
December 31, 2009       384    $ 6.41311 to  $ 9.26007 $ 2,820   0.00%    0.65%  to   1.90%   14.72% to   16.18%
December 31, 2008       501    $ 5.53942 to  $ 8.01883 $ 3,179   0.00%    0.65%  to   1.90%  -51.83% to  -39.68%

                                                   S&P TARGET 24 PORTFOLIO
                   ------------------------------------------------------------------------------------------
December 31, 2012       597    $ 9.83774 to  $16.00248 $ 7,159   0.00%    0.65%  to   3.05%    6.10% to    8.73%
December 31, 2011       818    $ 9.07967 to  $14.92824 $ 9,185   0.00%    0.65%  to   3.05%    5.26% to    7.86%
December 31, 2010       915    $ 8.44778 to  $14.03783 $ 9,500   0.00%    0.65%  to   3.05%   15.66% to   18.52%
December 31, 2009     1,053    $ 7.15298 to  $11.47241 $ 9,289   0.00%    0.65%  to   2.65%   10.76% to   13.03%
December 31, 2008       992    $ 6.35065 to  $10.21125 $ 7,753   0.00%    0.65%  to   2.50%  -29.73% to  -28.39%

                                                TARGET MANAGED VIP PORTFOLIO
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,716    $ 8.73469 to  $15.08398 $18,388   0.00%    0.65%  to   2.65%   10.02% to   12.28%
December 31, 2011     2,087    $ 7.93929 to  $13.68221 $20,024   0.00%    0.65%  to   2.65%   -4.28% to   -2.32%
December 31, 2010     2,783    $ 8.29426 to  $14.26469 $27,842   0.00%    0.65%  to   2.65%   15.97% to   18.35%
December 31, 2009     3,631    $ 7.15187 to  $11.21855 $31,168   0.00%    0.65%  to   2.65%   10.00% to   12.26%
December 31, 2008     4,209    $ 6.45063 to  $10.05410 $32,278   0.00%    0.65%  to   2.60%  -46.26% to  -45.18%

                                               VALUE LINE TARGET 25 PORTFOLIO
                   ------------------------------------------------------------------------------------------
December 31, 2012       798    $ 2.98472 to  $12.61467 $ 6,276   0.00%    0.65%  to   1.90%   19.04% to   20.56%
December 31, 2011     1,096    $ 2.48441 to  $10.52697 $ 7,138   0.00%    0.65%  to   1.90%  -26.09% to  -25.15%
December 31, 2010     1,411    $ 3.33115 to  $14.15035 $12,605   0.00%    0.65%  to   1.90%   27.94% to   29.57%
December 31, 2009     1,701    $ 2.57984 to  $10.98699 $11,227   0.00%    0.65%  to   1.90%    5.08% to    6.42%
December 31, 2008     2,423    $ 2.43273 to  $10.38685 $15,210   0.00%    0.65%  to   1.90%  -55.68% to  -54.06%

                                              THE DOW TARGET DIVIDEND PORTFOLIO
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,695    $ 8.48620 to  $16.81204 $15,646   0.00%    0.65%  to   2.65%    2.76% to    4.88%
December 31, 2011     2,454    $ 8.20205 to  $16.25963 $21,739   0.00%    0.65%  to   2.75%    3.10% to    5.32%
December 31, 2010     2,628    $ 7.95543 to  $15.65834 $22,288   0.00%    0.65%  to   2.75%   13.30% to   15.74%
December 31, 2009     3,040    $ 7.02157 to  $13.72167 $22,552   0.00%    0.65%  to   2.75%   10.98% to   36.51%
December 31, 2008     3,087    $ 6.36274 to  $ 6.84383 $20,380   0.00%    0.65%  to   2.60%  -42.10% to  -40.93%

                                                     PROFUND VP ASIA 30
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,129    $12.45832 to  $26.50384 $22,804   0.00%    0.65%  to   2.50%   12.58% to   14.72%
December 31, 2011     1,209    $11.06023 to  $23.16046 $21,250   0.04%    0.65%  to   2.50%  -28.82% to  -27.47%
December 31, 2010     2,413    $15.53043 to  $32.01290 $59,466   0.09%    0.65%  to   2.50%   11.06% to   13.17%
December 31, 2009     3,728    $13.97643 to  $28.35977 $82,212   1.00%    0.65%  to   2.50%   36.98% to   53.20%
December 31, 2008     2,982    $11.04280 to  $18.55842 $42,945   0.64%    0.65%  to   2.50%  -52.06% to  -51.14%

                                                      PROFUND VP BANKS
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,296    $ 3.75923 to  $12.26356 $ 6,430   0.00%    0.65%  to   2.75%   29.73% to   32.54%
December 31, 2011       618    $ 2.89775 to  $ 4.57248 $ 2,310   0.00%    0.65%  to   2.75%  -28.76% to  -27.23%
December 31, 2010     1,298    $ 4.06786 to  $13.18903 $ 6,663   0.08%    0.65%  to   2.75%    5.36% to    7.63%
December 31, 2009     1,443    $ 3.86107 to  $ 5.86719 $ 6,976   4.31%    0.65%  to   2.75%   -6.68% to   -4.86%
December 31, 2008     3,538    $ 4.64022 to  $ 6.18259 $17,950   1.62%    0.65%  to   2.50%  -48.25% to  -47.26%

                                                       PROFUND VP BEAR
                   ------------------------------------------------------------------------------------------
December 31, 2012     2,506    $ 3.10838 to  $ 5.11497 $ 9,947   0.00%    0.65%  to   3.05%  -19.15% to  -17.14%
December 31, 2011     3,843    $ 3.81882 to  $ 6.17289 $18,224   0.00%    0.65%  to   3.05%  -11.66% to   -9.48%
December 31, 2010     3,981    $ 4.29396 to  $ 6.81914 $21,390   0.00%    0.65%  to   3.05%  -20.31% to  -18.33%
December 31, 2009     5,157    $ 5.35220 to  $ 8.34973 $33,717   0.20%    0.65%  to   3.05%  -29.85% to  -26.27%
December 31, 2008     5,261    $ 7.60268 to  $11.65146 $48,699   2.01%    0.65%  to   2.50%   36.43% to   39.01%

                                      A81

                                 AT YEAR ENDED                                FOR YEAR ENDED
                   ------------------------------------------  -----------------------------------------------
                      UNITS                             NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ------- ---------- -----------------  ------------------
                                                  PROFUND VP BIOTECHNOLOGY
                   ------------------------------------------------------------------------------------------
December 31, 2012       717    $12.92186 to  $23.49701 $10,864   0.00%    0.65%  to   1.90%   38.03% to   39.79%
December 31, 2011       444    $ 9.31427 to  $17.02324 $ 4,770   0.00%    0.65%  to   1.90%    4.54% to    5.87%
December 31, 2010       570    $ 8.86479 to  $16.28406 $ 5,905   0.00%    0.65%  to   1.90%    3.10% to    4.42%
December 31, 2009       790    $ 8.55424 to  $15.79374 $ 7,870   0.00%    0.65%  to   1.90%    1.75% to    3.04%
December 31, 2008     2,205    $ 8.36476 to  $16.51663 $22,229   0.00%    0.65%  to   1.90%   -0.09% to    1.18%

                                                 PROFUND VP BASIC MATERIALS
                   ------------------------------------------------------------------------------------------
December 31, 2012       863    $10.97190 to  $19.73517 $13,665   0.29%    0.65%  to   2.75%    5.50% to    7.78%
December 31, 2011     1,157    $10.40033 to  $18.35708 $17,075   0.16%    0.65%  to   3.05%  -18.71% to  -16.70%
December 31, 2010     3,099    $12.75409 to  $22.09170 $55,254   0.62%    0.65%  to   3.05%   25.74% to   28.85%
December 31, 2009     3,954    $10.11167 to  $17.18817 $55,224   0.58%    0.65%  to   3.05%   39.88% to   61.32%
December 31, 2008     2,384    $ 8.33841 to  $10.68164 $20,621   0.25%    0.65%  to   2.50%  -52.64% to  -51.74%

                                                    PROFUND VP ULTRABULL
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,021    $ 6.59191 to  $14.18214 $ 8,024   0.00%    0.65%  to   1.90%   26.46% to   28.08%
December 31, 2011     1,787    $ 5.18608 to  $11.10132 $10,990   0.00%    0.65%  to   1.90%   -6.64% to   -5.45%
December 31, 2010     1,807    $ 5.52642 to  $11.77032 $12,190   0.00%    0.65%  to   1.90%   19.85% to   21.37%
December 31, 2009     3,112    $ 4.58789 to  $ 9.72215 $17,397   1.08%    0.65%  to   1.90%   41.89% to   43.70%
December 31, 2008    11,726    $ 3.21703 to  $ 6.78269 $48,791   1.50%    0.65%  to   1.90%  -68.02% to  -67.61%

                                                       PROFUND VP BULL
                   ------------------------------------------------------------------------------------------
December 31, 2012     3,404    $ 9.75656 to  $15.26808 $39,465   0.00%    0.65%  to   3.05%   10.41% to   13.15%
December 31, 2011     6,004    $ 8.80949 to  $13.68730 $61,306   0.00%    0.65%  to   3.05%   -3.04% to   -0.65%
December 31, 2010     5,435    $ 9.05801 to  $13.97310 $57,453   0.15%    0.65%  to   3.05%    9.15% to   11.85%
December 31, 2009     7,235    $ 8.27336 to  $12.67160 $69,109   0.80%    0.65%  to   2.75%   20.93% to   26.04%
December 31, 2008     6,812    $ 7.42681 to  $ 9.52283 $52,900   0.00%    0.65%  to   2.50%  -39.23% to  -38.07%

                                                PROFUND VP CONSUMER SERVICES
                   ------------------------------------------------------------------------------------------
December 31, 2012       889    $11.48757 to  $18.49608 $10,840   0.00%    0.65%  to   3.05%   18.37% to   21.30%
December 31, 2011       823    $ 9.58355 to  $15.12328 $ 8,369   0.00%    0.65%  to   3.05%    2.29% to    4.81%
December 31, 2010     1,604    $ 9.23618 to  $14.63446 $15,546   0.00%    0.65%  to   3.05%   17.69% to   20.60%
December 31, 2009       670    $ 7.73635 to  $12.30799 $ 5,596   0.00%    0.65%  to   2.75%   23.34% to   29.95%
December 31, 2008       817    $ 6.01368 to  $ 8.15142 $ 5,052   0.00%    0.65%  to   2.50%  -33.10% to  -31.83%

                                             PROFUND VP CONSUMER GOODS PORTFOLIO
                   ------------------------------------------------------------------------------------------
December 31, 2012       803    $12.05038 to  $17.54415 $11,414   0.95%    0.65%  to   2.75%    7.80% to   10.14%
December 31, 2011     1,243    $11.17801 to  $15.96959 $16,036   1.05%    0.65%  to   3.05%    3.69% to    6.25%
December 31, 2010     1,382    $10.74702 to  $15.06781 $17,148   0.91%    0.65%  to   3.05%   13.78% to   16.60%
December 31, 2009     1,551    $ 9.41587 to  $12.95546 $16,511   0.81%    0.65%  to   2.75%   18.22% to   25.35%
December 31, 2008     1,000    $ 8.57802 to  $10.75388 $ 8,804   1.14%    0.65%  to   2.50%  -28.55% to  -27.19%

                                                    PROFUND VP OIL & GAS
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,631    $12.98066 to  $27.70826 $35,105   0.12%    0.65%  to   3.05%   -0.25% to    2.23%
December 31, 2011     2,056    $12.97271 to  $27.17321 $43,737   0.17%    0.65%  to   3.05%   -0.87% to    1.58%
December 31, 2010     3,005    $13.04571 to  $26.81707 $64,390   0.44%    0.65%  to   3.05%   14.17% to   17.00%
December 31, 2009     3,395    $11.39110 to  $22.97908 $62,591   0.00%    0.65%  to   3.05%   12.32% to   15.91%
December 31, 2008     3,492    $14.44920 to  $20.07614 $55,622   0.00%    0.65%  to   2.50%  -38.53% to  -37.36%

                                                    PROFUND VP EUROPE 30
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,696    $ 8.39741 to  $16.53513 $18,717   2.84%    0.65%  to   2.75%   13.38% to   15.84%
December 31, 2011     1,176    $ 7.29348 to  $14.31060 $11,042   1.12%    0.65%  to   2.75%  -11.39% to   -9.48%
December 31, 2010     3,144    $ 8.10586 to  $15.84851 $34,024   1.87%    0.65%  to   2.75%   -0.19% to    1.97%
December 31, 2009     4,394    $ 7.99780 to  $15.58204 $46,899   3.41%    0.65%  to   2.75%   28.65% to   34.35%
December 31, 2008     2,290    $ 6.12200 to  $11.88516 $18,076   1.83%    0.65%  to   2.50%  -45.41% to  -44.37%

                                                    PROFUND VP FINANCIALS
                   ------------------------------------------------------------------------------------------
December 31, 2012     2,235    $ 5.58464 to  $14.98123 $16,277   0.13%    0.65%  to   3.05%   20.92% to   23.92%
December 31, 2011     1,806    $ 4.60421 to  $12.13849 $10,764   0.00%    0.65%  to   3.05%  -16.46% to  -14.39%
December 31, 2010     2,567    $ 5.49417 to  $14.23623 $18,134   0.30%    0.65%  to   3.05%    7.55% to   10.21%
December 31, 2009     2,798    $ 5.11801 to  $12.96974 $17,959   2.16%    0.65%  to   3.05%   11.96% to   31.98%
December 31, 2008     3,061    $ 4.93780 to  $ 6.48378 $16,869   1.36%    0.65%  to   2.50%  -51.78% to  -50.86%

                                      A82

                                  AT YEAR ENDED                                FOR YEAR ENDED
                   -------------------------------------------  -----------------------------------------------
                      UNITS                              NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  -------- ---------- -----------------  ------------------
                                               PROFUND VP U.S. GOVERNMENT PLUS
                   -------------------------------------------------------------------------------------------
December 31, 2012     1,423    $13.15892 to  $21.19966 $ 26,886    0.00%   0.65%  to   2.75%   -1.81% to    0.32%
December 31, 2011     2,260    $13.14239 to  $21.13300 $ 42,390    0.14%   0.65%  to   3.05%   39.16% to   42.58%
December 31, 2010     2,138    $ 9.44439 to  $14.82157 $ 28,659    0.42%   0.65%  to   3.05%    6.75% to    9.39%
December 31, 2009     2,832    $ 8.84748 to  $13.54962 $ 35,006    0.05%   0.65%  to   3.05%  -34.47% to   -9.91%
December 31, 2008     5,491    $15.35403 to  $20.24014 $102,443    1.74%   0.65%  to   2.65%   45.77% to   48.76%

                                                    PROFUND VP HEALTH CARE
                   -------------------------------------------------------------------------------------------
December 31, 2012     2,027    $10.65001 to  $16.58498 $ 24,163    0.38%   0.65%  to   2.75%   14.17% to   16.64%
December 31, 2011     1,723    $ 9.20016 to  $14.27648 $ 17,794    0.26%   0.65%  to   2.75%    7.09% to    9.40%
December 31, 2010     1,736    $ 8.47370 to  $13.10274 $ 16,609    0.39%   0.65%  to   2.75%    0.02% to    2.18%
December 31, 2009     2,394    $ 8.35640 to  $12.78830 $ 22,452    0.50%   0.65%  to   2.75%   16.27% to   28.18%
December 31, 2008     2,730    $ 7.08869 to  $ 9.84534 $ 21,152    0.45%   0.65%  to   2.50%  -26.19% to  -24.79%

                                                  ACCESS VP HIGH YIELD FUND
                   -------------------------------------------------------------------------------------------
December 31, 2012     1,584    $16.16581 to  $17.81424 $ 26,571    4.12%   0.65%  to   1.90%   11.95% to   13.38%
December 31, 2011     2,808    $14.43990 to  $15.71178 $ 41,868    0.73%   0.65%  to   1.90%    0.80% to    2.08%
December 31, 2010     1,291    $14.32566 to  $15.39199 $ 18,992   14.74%   0.65%  to   1.90%   14.16% to   15.62%
December 31, 2009     1,388    $12.54825 to  $13.31281 $ 17,790    9.63%   0.65%  to   1.90%   14.69% to   16.15%
December 31, 2008     1,961    $10.94080 to  $11.46149 $ 21,798    6.62%   0.65%  to   1.90%   -6.46% to   -5.26%

                                                    PROFUND VP INDUSTRIALS
                   -------------------------------------------------------------------------------------------
December 31, 2012       681    $10.75494 to  $18.01769 $  9,293    0.34%   0.65%  to   2.75%   12.61% to   15.05%
December 31, 2011       752    $ 9.55071 to  $15.70088 $  9,130    0.37%   0.65%  to   2.75%   -4.48% to   -2.42%
December 31, 2010     1,255    $ 9.99885 to  $16.13119 $ 15,943    0.31%   0.65%  to   2.75%   20.35% to   22.94%
December 31, 2009     1,348    $ 8.30824 to  $13.15379 $ 14,190    0.76%   0.65%  to   2.75%   20.69% to   27.28%
December 31, 2008     1,045    $ 7.93126 to  $10.69572 $  8,678    0.05%   0.65%  to   2.50%  -41.98% to  -40.87%

                                                     PROFUND VP INTERNET
                   -------------------------------------------------------------------------------------------
December 31, 2012       203    $27.71190 to  $33.36005 $  5,733    0.00%   0.65%  to   1.90%   17.48% to   18.98%
December 31, 2011       176    $23.52770 to  $28.10825 $  4,213    0.00%   0.65%  to   1.90%   -8.68% to   -7.51%
December 31, 2010       651    $25.69739 to  $30.46840 $ 16,904    0.00%   0.65%  to   1.90%   32.71% to   34.40%
December 31, 2009       745    $19.31472 to  $22.72756 $ 14,521    0.00%   0.65%  to   1.90%   73.91% to   76.13%
December 31, 2008       208    $11.07782 to  $12.93669   42,322    0.00%   0.65%  to   1.90%  -45.88% to  -45.19%

                                                       PROFUND VP JAPAN
                   -------------------------------------------------------------------------------------------
December 31, 2012     1,032    $ 6.72060 to  $11.00789 $  7,983    0.00%   0.65%  to   2.75%   19.56% to   22.15%
December 31, 2011       753    $ 5.62108 to  $ 9.03462 $  4,800    0.00%   0.65%  to   2.75%  -20.78% to  -19.07%
December 31, 2010     1,286    $ 7.09529 to  $11.19134 $ 10,269    0.00%   0.65%  to   2.75%   -9.10% to   -7.14%
December 31, 2009     1,569    $ 7.80589 to  $12.08246 $ 13,550    0.62%   0.65%  to   2.75%    7.29% to   11.24%
December 31, 2008     1,374    $ 7.47329 to  $11.05065 $ 10,845   12.46%   0.65%  to   2.50%  -42.33% to  -41.23%

                                                  PROFUND VP PRECIOUS METALS
                   -------------------------------------------------------------------------------------------
December 31, 2012     3,517    $11.17737 to  $18.51153 $ 53,301    0.00%   0.65%  to   2.75%  -16.90% to  -15.10%
December 31, 2011     4,194    $13.45111 to  $21.85992 $ 75,281    0.00%   0.65%  to   2.75%  -21.43% to  -19.74%
December 31, 2010     6,200    $17.12050 to  $27.30455 $140,602    0.00%   0.65%  to   2.75%   29.28% to   32.07%
December 31, 2009     6,318    $13.24324 to  $20.72703 $109,841    0.89%   0.65%  to   2.75%   31.60% to   36.71%
December 31, 2008     6,241    $10.53746 to  $15.45524 $ 81,177    2.85%   0.65%  to   2.50%  -32.49% to  -31.21%

                                                  PROFUND VP MID-CAP GROWTH
                   -------------------------------------------------------------------------------------------
December 31, 2012     1,815    $12.54492 to  $20.07739 $ 28,057    0.00%   0.65%  to   3.05%   11.86% to   14.63%
December 31, 2011     2,360    $11.18060 to  $17.55915 $ 31,800    0.00%   0.65%  to   3.05%   -5.85% to   -3.52%
December 31, 2010     4,928    $11.83875 to  $18.24645 $ 69,920    0.00%   0.65%  to   3.05%   24.50% to   27.58%
December 31, 2009     3,961    $ 9.47940 to  $14.33773 $ 43,819    0.00%   0.65%  to   3.05%   25.88% to   37.42%
December 31, 2008     2,369    $ 7.04708 to  $10.45994 $ 19,189    0.00%   0.65%  to   2.75%  -40.50% to  -39.21%

                                                   PROFUND VP MID-CAP VALUE
                   -------------------------------------------------------------------------------------------
December 31, 2012     1,520    $11.14090 to  $20.11028 $ 22,992    0.15%   0.65%  to   2.75%   13.35% to   15.81%
December 31, 2011     1,920    $ 9.82848 to  $17.40933 $ 25,104    0.17%   0.65%  to   2.75%   -6.56% to   -4.55%
December 31, 2010     2,069    $10.51873 to  $18.28464 $ 28,287    0.59%   0.65%  to   2.75%   17.14% to   19.67%
December 31, 2009     2,944    $ 8.97953 to  $15.31796 $ 33,809    1.28%   0.65%  to   2.75%   27.27% to   30.02%
December 31, 2008     2,052    $ 8.58307 to  $11.81078 $ 18,308    0.00%   0.65%  to   2.50%  -37.89% to  -36.71%

                                      A83

                                 AT YEAR ENDED                                FOR YEAR ENDED
                   ------------------------------------------  -----------------------------------------------
                      UNITS                             NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ------- ---------- -----------------  ------------------
                                                 PROFUND VP PHARMACEUTICALS
                   ------------------------------------------------------------------------------------------
December 31, 2012       713    $ 9.41676 to  $16.05920 $ 7,029   1.34%    0.65%  to   2.65%    8.88% to   11.13%
December 31, 2011     1,404    $ 8.56033 to  $14.65825 $12,351   1.40%    0.65%  to   2.65%   13.06% to   15.38%
December 31, 2010       650    $ 7.49464 to  $12.88568 $ 5,086   4.35%    0.65%  to   2.75%   -2.28% to   -0.18%
December 31, 2009     1,422    $ 7.58424 to  $ 9.17992 $11,294   1.32%    0.65%  to   2.65%   13.80% to   16.14%
December 31, 2008     1,292    $ 6.59683 to  $ 7.92536 $ 8,813   1.89%    0.65%  to   2.50%  -21.52% to  -20.03%

                                                   PROFUND VP REAL ESTATE
                   ------------------------------------------------------------------------------------------
December 31, 2012       869    $11.27854 to  $22.34453 $16,660   2.35%    0.65%  to   3.05%   13.59% to   16.41%
December 31, 2011       759    $ 9.89831 to  $19.19485 $12,605   0.00%    0.65%  to   3.05%    1.56% to    4.07%
December 31, 2010     1,045    $ 9.71615 to  $18.44425 $16,643   3.52%    0.65%  to   3.05%   20.89% to   23.88%
December 31, 2009     1,325    $ 8.01222 to  $14.88884 $17,219   3.84%    0.65%  to   2.75%   24.38% to   45.92%
December 31, 2008     1,212    $ 7.85776 to  $11.71721 $12,620   0.00%    0.65%  to   2.50%  -42.73% to  -41.64%

                                             PROFUND VP RISING RATES OPPORTUNITY
                   ------------------------------------------------------------------------------------------
December 31, 2012     3,764    $ 2.23383 to  $ 4.69566 $ 9,052   0.00%    0.65%  to   3.05%   -9.78% to   -7.54%
December 31, 2011     4,829    $ 2.44059 to  $ 5.15157 $12,551   0.00%    0.65%  to   3.05%  -39.41% to  -37.91%
December 31, 2010     8,233    $ 3.97042 to  $ 8.41509 $34,707   0.00%    0.65%  to   3.05%  -18.59% to  -16.57%
December 31, 2009     6,287    $ 4.80759 to  $10.23100 $32,417   0.57%    0.65%  to   3.05%    0.53% to   31.33%
December 31, 2008     4,730    $ 3.69802 to  $ 4.68636 $18,310   5.99%    0.65%  to   2.50%  -39.53% to  -38.38%

                                                    PROFUND VP NASDAQ-100
                   ------------------------------------------------------------------------------------------
December 31, 2012     2,193    $ 7.31221 to  $20.65639 $22,815   0.00%    0.65%  to   2.50%   13.32% to   15.47%
December 31, 2011     2,758    $ 6.38058 to  $17.93351 $25,610   0.00%    0.65%  to   2.50%   -1.08% to    0.80%
December 31, 2010     4,005    $ 6.37824 to  $17.83649 $38,551   0.00%    0.65%  to   2.50%   15.29% to   17.48%
December 31, 2009     5,151    $ 5.47064 to  $15.22145 $41,559   0.00%    0.65%  to   2.50%   30.08% to   51.02%
December 31, 2008     3,874    $ 3.64996 to  $10.10445 $19,350   0.00%    0.65%  to   2.50%  -43.92% to  -42.86%

                                                  PROFUND VP SEMICONDUCTOR
                   ------------------------------------------------------------------------------------------
December 31, 2012       176    $ 5.76682 to  $ 9.83468 $ 1,045   0.33%    0.65%  to   1.90%   -5.99% to   -4.79%
December 31, 2011       246    $ 6.11890 to  $10.41920 $ 1,531   0.08%    0.65%  to   1.90%   -5.72% to   -4.52%
December 31, 2010       387    $ 6.47385 to  $11.00687 $ 2,546   1.12%    0.65%  to   1.90%   10.27% to   11.67%
December 31, 2009     1,313    $ 5.85592 to  $ 9.94113 $ 7,787   0.00%    0.65%  to   1.90%   60.87% to   62.92%
December 31, 2008       330    $ 3.63084 to  $ 6.15450 $ 1,209   0.00%    0.65%  to   1.90%  -50.75% to  -50.12%

                                                 PROFUND VP SMALL-CAP GROWTH
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,306    $11.64237 to  $21.13125 $20,944   0.00%    0.65%  to   3.05%    9.04% to   11.75%
December 31, 2011     2,476    $10.64374 to  $18.95717 $35,338   0.00%    0.65%  to   3.05%   -1.80% to    0.62%
December 31, 2010     3,712    $10.80573 to  $18.88706 $54,220   0.00%    0.65%  to   3.05%   21.89% to   24.91%
December 31, 2009     3,213    $ 8.83752 to  $15.15895 $37,533   0.00%    0.65%  to   2.75%   22.70% to   25.73%
December 31, 2008     2,498    $ 7.20263 to  $12.12382 $23,413   0.00%    0.65%  to   2.75%  -35.85% to  -34.46%

                                                  PROFUND VP SHORT MID-CAP
                   ------------------------------------------------------------------------------------------
December 31, 2012       298    $ 3.38019 to  $ 3.66941 $ 1,043   0.00%    0.65%  to   1.65%  -20.29% to  -19.48%
December 31, 2011       601    $ 4.16456 to  $ 4.55713 $ 2,614   0.00%    0.65%  to   1.90%   -9.97% to   -8.82%
December 31, 2010       374    $ 4.62566 to  $ 4.99814 $ 1,769   0.00%    0.65%  to   1.90%  -27.25% to  -26.33%
December 31, 2009       519    $ 6.35873 to  $ 6.78413 $ 3,363   0.24%    0.65%  to   1.90%  -36.62% to  -35.81%
December 31, 2008       332    $10.03297 to  $10.56935 $ 3,403   2.18%    0.65%  to   1.90%   29.33% to   30.97%

                                                 PROFUND VP SHORT NASDAQ-100
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,644    $ 2.01909 to  $ 3.82383 $ 3,831   0.00%    0.65%  to   2.50%  -20.83% to  -19.32%
December 31, 2011     2,783    $ 2.54776 to  $ 4.80778 $ 8,013   0.00%    0.65%  to   2.50%  -12.71% to  -11.06%
December 31, 2010     2,019    $ 2.91573 to  $ 5.48258 $ 6,671   0.00%    0.65%  to   2.50%  -23.16% to  -21.70%
December 31, 2009     2,233    $ 3.79052 to  $ 7.10204 $ 9,506   0.56%    0.65%  to   2.50%  -42.15% to  -28.89%
December 31, 2008     1,617    $ 6.54522 to  $10.15367 $11,639   3.95%    0.65%  to   2.50%   44.46% to   47.20%

                                                 PROFUND VP SHORT SMALL-CAP
                   ------------------------------------------------------------------------------------------
December 31, 2012       779    $ 3.21681 to  $ 3.56496 $ 2,657   0.00%    0.65%  to   1.90%  -20.51% to  -19.49%
December 31, 2011       986    $ 4.04658 to  $ 4.42795 $ 4,131   0.00%    0.65%  to   1.90%  -10.81% to   -9.68%
December 31, 2010       841    $ 4.53713 to  $ 4.90256 $ 3,928   0.00%    0.65%  to   1.90%  -30.30% to  -29.41%
December 31, 2009     1,098    $ 6.50915 to  $ 6.94472 $ 7,385   0.21%    0.65%  to   1.90%  -33.66% to  -32.81%
December 31, 2008       495    $ 9.81160 to  $10.33629 $ 4,953   5.17%    0.65%  to   1.90%   21.73% to   23.27%

                                      A84

                                 AT YEAR ENDED                                FOR YEAR ENDED
                   ------------------------------------------  -----------------------------------------------
                      UNITS                             NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ------- ---------- -----------------  ------------------
                                                 PROFUND VP SMALL-CAP VALUE
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,279    $10.49501 to  $19.31173 $17,613   0.00%    0.65%  to   3.05%   12.61% to   15.40%
December 31, 2011     1,619    $ 9.29122 to  $16.77683 $18,881   0.00%    0.65%  to   3.05%   -7.02% to   -4.73%
December 31, 2010     1,787    $ 9.96215 to  $17.65318 $22,663   0.19%    0.65%  to   3.05%   18.38% to   21.31%
December 31, 2009     1,491    $ 8.38937 to  $14.58909 $15,703   0.43%    0.65%  to   3.05%   17.09% to   24.57%
December 31, 2008     1,883    $ 7.16486 to  $12.22696 $16,517   0.00%    0.65%  to   2.75%  -32.59% to  -31.13%

                                                    PROFUND VP TECHNOLOGY
                   ------------------------------------------------------------------------------------------
December 31, 2012       816    $ 5.91023 to  $15.72774 $ 6,099   0.00%    0.65%  to   1.90%    8.21% to    9.59%
December 31, 2011     1,409    $ 5.43417 to  $14.47563 $10,484   0.00%    0.65%  to   1.90%   -3.24% to   -2.01%
December 31, 2010     1,440    $ 5.58758 to  $14.89923 $10,700   0.00%    0.65%  to   1.90%    8.63% to   10.01%
December 31, 2009     2,843    $ 5.11764 to  $13.66005 $19,609   0.00%    0.65%  to   1.90%   58.36% to   60.38%
December 31, 2008       994    $ 3.21528 to  $ 8.59101 $ 3,966   0.00%    0.65%  to   1.90%  -45.41% to  -44.72%

                                                PROFUND VP TELECOMMUNICATIONS
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,024    $ 5.87296 to  $14.58634 $ 9,765   2.70%    0.65%  to   3.05%   12.96% to   15.76%
December 31, 2011       897    $ 5.11203 to  $12.72244 $ 7,237   3.20%    0.65%  to   3.05%   -1.23% to    1.21%
December 31, 2010     1,767    $ 5.08947 to  $12.69183 $14,077   3.29%    0.65%  to   3.05%   12.16% to   14.93%
December 31, 2009     1,333    $ 4.46180 to  $11.14929 $ 9,185   5.28%    0.65%  to   3.05%    4.37% to    9.32%
December 31, 2008     2,329    $ 4.21647 to  $10.55780 $13,153   5.78%    0.65%  to   2.50%  -36.06% to  -34.85%

                                                   PROFUND VP ULTRAMID-CAP
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,147    $13.39974 to  $25.80111 $17,481   0.00%    0.65%  to   2.50%   29.17% to   31.63%
December 31, 2011     1,282    $10.28371 to  $19.88226 $14,754   0.00%    0.65%  to   2.50%  -15.81% to  -14.21%
December 31, 2010     2,834    $12.10861 to  $23.50605 $38,606   0.00%    0.65%  to   2.50%   45.94% to   48.70%
December 31, 2009     3,144    $ 8.22543 to  $16.03277 $29,691   0.07%    0.65%  to   2.50%   60.90% to   64.71%
December 31, 2008     4,156    $ 5.04475 to  $ 9.13338 $22,755   1.09%    0.65%  to   2.50%  -68.29% to  -67.69%

                                                 PROFUND VP ULTRANASDAQ-100
                   ------------------------------------------------------------------------------------------
December 31, 2012     9,648    $ 1.08727 to  $25.49858 $20,012   0.00%    0.65%  to   1.90%   31.21% to   32.88%
December 31, 2011    13,474    $ 0.82312 to  $19.23735 $26,978   0.00%    0.65%  to   1.90%   -3.07% to   -1.83%
December 31, 2010    17,474    $ 0.84364 to  $19.64633 $29,713   0.00%    0.65%  to   1.90%   32.65% to   34.34%
December 31, 2009    22,194    $ 0.63185 to  $14.66108 $28,050   0.00%    0.65%  to   1.90%  115.18% to  117.93%
December 31, 2008    26,435    $ 0.29163 to  $ 6.74463 $18,670   0.00%    0.65%  to   1.90%  -73.27% to  -72.92%

                                                  PROFUND VP ULTRASMALL-CAP
                   ------------------------------------------------------------------------------------------
December 31, 2012       882    $ 8.67698 to  $19.17159 $ 8,671   0.00%    0.65%  to   1.90%   27.05% to   28.67%
December 31, 2011     1,128    $ 6.79487 to  $14.93733 $ 8,671   0.00%    0.65%  to   1.90%  -20.37% to  -19.36%
December 31, 2010     1,784    $ 8.49027 to  $18.57003 $17,476   0.00%    0.65%  to   1.90%   45.62% to   47.48%
December 31, 2009     1,693    $ 5.80079 to  $12.62369 $11,107   0.13%    0.65%  to   1.90%   37.51% to   39.27%
December 31, 2008     3,980    $ 4.19697 to  $ 9.08724 $19,692   1.40%    0.65%  to   1.90%  -66.83% to  -66.41%

                                                    PROFUND VP UTILITIES
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,647    $11.54386 to  $21.29761 $23,443   2.48%    0.65%  to   3.05%   -2.92% to   -0.51%
December 31, 2011     2,537    $11.75730 to  $21.46105 $36,724   2.34%    0.65%  to   3.05%   13.93% to   16.75%
December 31, 2010     2,039    $10.14721 to  $18.42886 $25,613   2.48%    0.65%  to   3.05%    2.72% to    5.26%
December 31, 2009     2,236    $ 9.71332 to  $17.55192 $26,844   4.33%    0.65%  to   3.05%    7.69% to   19.76%
December 31, 2008     3,027    $ 8.89627 to  $15.99426 $32,251   1.91%    0.65%  to   2.50%  -32.43% to  -31.15%

                                                 PROFUND VP LARGE-CAP GROWTH
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,861    $10.56723 to  $16.22893 $22,220   0.09%    0.65%  to   2.75%    9.61% to   11.98%
December 31, 2011     2,571    $ 9.64061 to  $14.55084 $27,419   0.00%    0.65%  to   2.75%    0.30% to    2.46%
December 31, 2010     3,155    $ 9.61183 to  $14.25876 $33,212   0.07%    0.65%  to   2.75%   10.07% to   12.45%
December 31, 2009     4,505    $ 8.73218 to  $12.73159 $42,362   0.00%    0.65%  to   2.75%   25.25% to   28.89%
December 31, 2008     3,080    $ 7.11080 to  $ 7.68284 $22,796   0.00%    0.65%  to   2.50%  -37.13% to  -35.94%

                                                 PROFUND VP LARGE-CAP VALUE
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,829    $ 9.14091 to  $15.93700 $18,800   0.83%    0.65%  to   3.05%   11.89% to   14.67%
December 31, 2011     2,107    $ 8.14400 to  $13.95444 $19,187   0.82%    0.65%  to   3.05%   -4.28% to   -1.92%
December 31, 2010     3,322    $ 8.48241 to  $14.28505 $30,816   1.18%    0.65%  to   3.05%    9.45% to   12.16%
December 31, 2009     3,399    $ 7.72597 to  $12.70102 $28,211   2.43%    0.65%  to   3.05%   16.18% to   26.58%
December 31, 2008     4,442    $ 6.82238 to  $ 7.37137 $31,631   2.09%    0.65%  to   2.50%  -41.95% to  -40.85%

                                      A85

                                 AT YEAR ENDED                                FOR YEAR ENDED
                   ------------------------------------------  -----------------------------------------------
                      UNITS                             NET    INVESTMENT
                   OUTSTANDING       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ------- ---------- -----------------  ------------------
                                                        RYDEX VT NOVA
                   ------------------------------------------------------------------------------------------
December 31, 2012       224    $ 6.30896 to  $ 6.99741 $ 1,425   0.00%    0.65%  to   1.40%   20.53% to   21.45%
December 31, 2011       262    $ 5.23427 to  $12.08380 $ 1,381   0.04%    0.65%  to   1.65%   -2.79% to   -1.81%
December 31, 2010       326    $ 5.37110 to  $12.43119 $ 1,760   0.20%    0.11%  to   1.65%   17.99% to   19.18%
December 31, 2009       418    $ 4.54061 to  $10.53588 $ 1,906   0.92%    0.65%  to   1.65%   33.27% to   34.63%
December 31, 2008       525    $ 3.39843 to  $ 7.90563 $ 1,791   0.33%    0.65%  to   1.65%  -55.23% to  -54.77%

                                                     RYDEX VT NASDAQ-100
                   ------------------------------------------------------------------------------------------
December 31, 2012       983    $ 5.97189 to  $19.81775 $ 8,572   0.00%    0.65%  to   1.65%   14.84% to   16.01%
December 31, 2011     1,158    $ 5.17914 to  $17.25682 $ 8,764   0.00%    0.65%  to   1.65%    0.49% to    1.51%
December 31, 2010     1,398    $ 5.13325 to  $17.17328 $10,507   0.00%    0.65%  to   1.65%   16.53% to   17.71%
December 31, 2009     1,752    $ 4.38717 to  $14.73705 $11,271   0.00%    0.65%  to   1.65%   49.49% to   51.01%
December 31, 2008     2,078    $ 2.92280 to  $ 9.85794 $ 8,918   0.15%    0.65%  to   1.65%  -42.87% to  -42.29%

                                              RYDEX VT INVERSE S&P 500 STRATEGY
                   ------------------------------------------------------------------------------------------
December 31, 2012        20    $ 3.44615 to  $ 5.32237 $   100   0.00%    1.00%  to   1.65%  -18.35% to  -17.81%
December 31, 2011        20    $ 4.22083 to  $ 6.47588 $   121   0.00%    1.00%  to   1.65%  -10.54% to   -9.95%
December 31, 2010        22    $ 4.71817 to  $ 7.19150 $   149   0.00%    1.00%  to   1.65%  -18.33% to  -17.79%
December 31, 2009        24    $ 5.77719 to  $ 8.74769 $   202   0.00%    1.00%  to   1.65%  -28.75% to  -28.27%
December 31, 2008        35    $ 8.10781 to  $12.19613 $   414   0.59%    1.00%  to   1.65%   36.95% to   37.85%

                                            INVESCO V.I. GLOBAL HEALTH CARE FUND
                   ------------------------------------------------------------------------------------------
December 31, 2012     1,977    $12.92230 to  $18.97945 $32,463   0.00%    0.65%  to   3.05%   17.20% to   20.11%
December 31, 2011     2,169    $11.06847 to  $15.80162 $29,771   0.00%    0.65%  to   3.05%    0.79% to    3.28%
December 31, 2010     2,704    $10.93718 to  $15.30048 $36,405   0.00%    0.65%  to   3.05%    2.08% to    4.61%
December 31, 2009     3,695    $10.61747 to  $14.62641 $47,164   0.37%    0.65%  to   3.05%   24.17% to   28.18%
December 31, 2008     3,967    $ 8.60158 to  $11.53093 $41,085   0.00%    0.65%  to   2.60%  -30.48% to  -29.08%

                                                INVESCO V.I. TECHNOLOGY FUND
                   ------------------------------------------------------------------------------------------
December 31, 2012     3,100    $ 4.08609 to  $16.00172 $20,463   0.00%    0.65%  to   1.90%    9.16% to   10.56%
December 31, 2011     3,794    $ 3.71853 to  $14.65886 $23,148   0.16%    0.65%  to   1.90%   -6.85% to   -5.67%
December 31, 2010     5,380    $ 3.96587 to  $15.73766 $36,193   0.00%    0.65%  to   1.90%   19.00% to   20.52%
December 31, 2009     5,998    $ 3.31069 to  $13.61352 $33,198   0.00%    0.65%  to   1.90%   54.41% to   56.37%
December 31, 2008     6,278    $ 2.12999 to  $ 8.78071 $21,443   0.00%    0.65%  to   1.90%  -45.56% to  -37.36%

                                    WELLS FARGO ADVANTAGE VT INDEX ASSET ALLOCATION FUND
                   ------------------------------------------------------------------------------------------
December 31, 2012       910    $13.24278 to  $28.56693 $25,939   1.44%    1.40%  to   2.25%   10.49% to   11.45%
December 31, 2011     1,036    $11.98600 to  $25.63242 $26,487   3.02%    1.40%  to   2.25%    4.09% to    5.00%
December 31, 2010     1,250    $11.51455 to  $24.41236 $30,449   1.76%    1.25%  to   2.25%   10.74% to   11.88%
December 31, 2009     1,524    $10.37402 to  $21.85441 $33,168   2.03%    1.40%  to   2.25%   12.86% to   13.84%
December 31, 2008     1,905    $ 9.16874 to  $19.19763 $36,415   2.38%    1.40%  to   2.25%  -30.71% to  -30.11%

                            WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 2
                   ------------------------------------------------------------------------------------------
December 31, 2012        83    $ 7.57687 to  $12.96464 $   633   1.34%    1.40%  to   2.15%   11.04% to   11.89%
December 31, 2011       100    $ 6.77169 to  $11.61649 $   679   0.10%    1.40%  to   2.15%  -14.78% to  -14.13%
December 31, 2010       111    $ 7.88580 to  $13.56214 $   883   0.63%    1.40%  to   2.15%   12.48% to   13.34%
December 31, 2009       126    $ 6.95768 to  $11.99634 $   887   2.95%    1.40%  to   2.15%   10.23% to   11.08%
December 31, 2008       154    $ 6.26371 to  $10.82731 $   971   1.97%    1.40%  to   2.15%  -44.62% to  -44.20%

                              WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 2
                   ------------------------------------------------------------------------------------------
December 31, 2012       110    $13.91046 to  $23.10986 $ 1,544   0.00%    1.40%  to   1.90%    5.82% to    6.36%
December 31, 2011       130    $13.07900 to  $21.78391 $ 1,708   0.00%    1.40%  to   1.90%   -6.41% to   -5.93%
December 31, 2010       162    $13.90329 to  $23.21580 $ 2,273   0.00%    1.40%  to   1.90%   24.37% to   25.00%
December 31, 2009       201    $11.12275 to  $18.61993 $ 2,251   0.00%    1.40%  to   1.90%   49.74% to   50.51%
December 31, 2008       228    $ 7.39012 to  $12.40296 $ 1,700   0.00%    1.40%  to   1.90%  -42.54% to  -42.24%

                                         WELLS FARGO ADVANTAGE VT TOTAL RETURN BOND
                   ------------------------------------------------------------------------------------------
December 31, 2012       264    $13.56222 to  $18.91162 $ 4,988   1.45%    1.40%  to   2.25%    3.71% to    4.61%
December 31, 2011       295    $13.07769 to  $18.07844 $ 5,324   2.68%    1.40%  to   2.25%    5.87% to    6.78%
December 31, 2010       361    $12.35312 to  $16.92992 $ 6,105   3.39%    1.40%  to   2.25%    4.62% to    5.53%
December 31, 2009       437    $11.80780 to  $16.04293 $ 6,989   4.57%    1.40%  to   2.25%    9.49% to   10.44%
December 31, 2008       565    $10.78418 to  $14.52591 $ 8,185   4.78%    1.40%  to   2.25%    0.07% to    0.94%

                                      A86

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                                           AST FIRST TRUST BALANCED TARGET PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012    138,334   $ 9.56815 to  $14.95001 $1,453,040    1.98%   0.65%  to   3.05%    7.25% to    9.92%
December 31, 2011    134,050   $ 8.91636 to  $13.65642 $1,294,670    1.74%   0.65%  to   3.05%   -4.50% to   -2.15%
December 31, 2010    167,521   $ 9.33203 to  $14.01210 $1,674,836    1.62%   0.65%  to   3.05%   10.88% to   13.62%
December 31, 2009    148,290   $ 8.41215 to  $12.38228 $1,315,842    3.73%   0.65%  to   3.05%   20.14% to   23.66%
December 31, 2008     76,075   $ 7.00219 to  $ 7.48653 $  546,916    2.31%   0.65%  to   3.00%  -36.46% to  -26.81%

                                     AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012    201,472   $ 9.04492 to  $14.94838 $2,010,957    1.37%   0.65%  to   3.05%    9.47% to   12.19%
December 31, 2011    183,236   $ 8.24527 to  $13.37845 $1,644,213    1.14%   0.65%  to   3.05%   -9.07% to   -6.82%
December 31, 2010    259,219   $ 9.04913 to  $14.41610 $2,535,432    0.95%   0.65%  to   3.05%   15.39% to   18.25%
December 31, 2009    227,307   $ 7.82586 to  $12.24100 $1,893,633    2.14%   0.65%  to   3.05%   20.93% to   25.16%
December 31, 2008     93,603   $ 6.39444 to  $ 6.88895 $  618,387    1.26%   0.65%  to   3.00%  -42.49% to  -35.86%

                                               AST ADVANCED STRATEGIES PORTFOLIO
                   ---------------------------------------------------------------------------------------------
December 31, 2012    153,034   $10.66044 to  $15.66679 $1,842,575    1.37%   0.65%  to   3.05%   10.18% to   12.91%
December 31, 2011    141,350   $ 9.65579 to  $13.93170 $1,522,265    1.01%   0.65%  to   3.05%   -2.94% to   -0.54%
December 31, 2010    171,067   $ 9.92738 to  $14.06363 $1,876,266    1.09%   0.65%  to   3.05%   10.24% to   12.97%
December 31, 2009    151,015   $ 8.98668 to  $12.49970 $1,479,256    2.84%   0.65%  to   3.05%   22.42% to   25.38%
December 31, 2008     91,625   $ 7.32986 to  $ 8.15235 $  717,306    1.95%   0.65%  to   3.00%  -31.91% to  -26.68%

                                         COLUMBIA VARIABLE PORTFOLIO - HIGH INCOME FUND
                   ---------------------------------------------------------------------------------------------
December 31, 2012         15   $15.29932 to  $15.29932 $      228    6.66%   1.00%  to   1.00%   13.90% to   13.90%
December 31, 2011         14   $13.43172 to  $13.43172 $      193    6.93%   1.00%  to   1.00%    5.51% to    5.51%
December 31, 2010         19   $12.73069 to  $12.73069 $      248    8.04%   1.00%  to   1.00%   10.84% to   10.84%
December 31, 2009         23   $11.48603 to  $11.48603 $      264   10.99%   1.00%  to   1.00%   42.71% to   42.71%
December 31, 2008         31   $ 8.04841 to  $ 8.04841 $      249   10.47%   1.00%  to   1.00%  -25.53% to  -25.53%

                                AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2012    141,377   $13.68874 to  $16.01440 $2,141,323    1.27%   0.65%  to   2.45%    6.72% to    8.69%
December 31, 2011    340,421   $12.82717 to  $14.73389 $4,798,061    1.66%   0.65%  to   2.45%    9.69% to   11.71%
December 31, 2010     32,185   $11.69349 to  $13.18912 $  411,629    6.34%   0.65%  to   2.45%    8.10% to   10.09%
December 31, 2009     66,751   $10.81762 to  $11.99745 $  783,918    1.33%   0.65%  to   2.45%    8.38% to   10.58%
December 31, 2008    192,625   $10.68165 to  $10.91924 $2,067,379    0.00%   0.65%  to   2.25%    6.84% to    9.24%

                                      AST BOND PORTFOLIO 2015 (AVAILABLE JANUARY 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2012      6,731   $12.11426 to  $13.06095 $   83,658    2.39%   1.00%  to   2.60%    0.34% to    1.99%
December 31, 2011      9,373   $12.06116 to  $12.80646 $  115,391    1.55%   1.00%  to   2.60%    3.64% to    5.34%
December 31, 2010     11,356   $10.77664 to  $12.15736 $  134,080    0.93%   1.00%  to   2.60%    6.54% to    8.29%
December 31, 2009     17,151   $10.90082 to  $11.30596 $  188,942    0.41%   1.00%  to   2.60%   -2.96% to   -1.37%
December 31, 2008     19,145   $11.22229 to  $11.65126 $  216,007    0.00%   1.00%  to   2.60%   12.25% to   16.06%

                                      AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2012     23,639   $11.69126 to  $14.64582 $  324,341    0.49%   1.00%  to   3.05%    2.49% to    4.66%
December 31, 2011     36,607   $11.40768 to  $14.10092 $  486,106    0.38%   1.00%  to   3.05%   10.12% to   12.44%
December 31, 2010      6,821   $11.87154 to  $12.44316 $   82,239    0.92%   1.00%  to   2.60%    8.30% to   10.07%
December 31, 2009     11,290   $10.95092 to  $11.46065 $  124,961    0.29%   1.00%  to   2.60%   -8.49% to   -6.99%
December 31, 2008     11,195   $11.95507 to  $12.49226 $  134,558    0.00%   1.00%  to   2.60%   19.58% to   24.18%

                                      AST BOND PORTFOLIO 2019 (AVAILABLE JANUARY 28, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2012     11,940   $11.84987 to  $14.81902 $  166,500    0.91%   1.00%  to   3.05%    2.62% to    4.80%
December 31, 2011      3,345   $11.67421 to  $14.10576 $   45,275    0.92%   1.00%  to   2.65%   12.91% to   14.81%
December 31, 2010      6,124   $10.26888 to  $12.31403 $   72,976    0.76%   1.00%  to   3.05%    7.97% to   10.25%
December 31, 2009      7,955   $10.82009 to  $11.32378 $   86,923    0.29%   1.00%  to   2.60%  -10.10% to   -8.62%
December 31, 2008      8,172   $12.02334 to  $12.56373 $   98,717    0.00%   1.00%  to   2.60%   20.26% to   24.63%

                                   AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2012      3,715   $10.63809 to  $19.67649 $   43,049    1.44%   0.65%  to   3.05%   22.93% to   25.98%
December 31, 2011      2,477   $ 8.62695 to  $15.68204 $   23,007    2.40%   0.65%  to   3.05%   -7.93% to   -5.66%
December 31, 2010      4,177   $ 9.34126 to  $16.68933 $   41,195    1.44%   0.65%  to   3.05%   16.54% to   19.42%
December 31, 2009      2,357   $ 7.99105 to  $14.03210 $   19,670    1.56%   0.65%  to   3.05%   31.38% to   42.32%
December 31, 2008        237   $ 6.08218 to  $ 6.14182 $    1,451    0.00%   0.65%  to   2.75%  -40.22% to  -39.64%

                                      A87

                                   AT YEAR ENDED                                 FOR YEAR ENDED
                   ---------------------------------------------  -----------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ------------------
                           AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   ---------------------------------------------------------------------------------------------
December 31, 2012     13,403   $ 9.45164 to  $16.59416 $  137,728   1.11%    0.65%  to   3.05%   14.33% to   17.16%
December 31, 2011     11,537   $ 8.25024 to  $14.22060 $  102,017   0.91%    0.65%  to   3.05%  -22.70% to  -20.79%
December 31, 2010     19,650   $10.67821 to  $18.02538 $  221,083   0.35%    0.65%  to   3.05%   18.54% to   21.47%
December 31, 2009     12,030   $ 8.98003 to  $14.89875 $  111,878   0.29%    0.65%  to   3.05%   46.17% to   65.43%
December 31, 2008        435   $ 5.54542 to  $ 5.59970 $    2,424   0.00%    0.65%  to   2.75%  -45.10% to  -44.57%

                       FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (EXPIRED SEPTEMBER 21, 2012)
                   ---------------------------------------------------------------------------------------------
December 31, 2012          0   $       0 to  $       0 $        0   2.96%    0.65%  to   3.05%   10.87% to   12.86%
December 31, 2011    101,261   $ 8.54994 to  $13.70722 $  923,811   0.02%    0.65%  to   3.05%   -4.67% to   -2.31%
December 31, 2010    141,668   $ 8.94069 to  $14.08791 $1,338,437   2.38%    0.65%  to   3.05%    6.88% to    9.52%
December 31, 2009     97,787   $ 8.31798 to  $12.91478 $  848,658   4.88%    0.65%  to   3.05%   26.30% to   29.22%
December 31, 2008     16,970   $ 6.59289 to  $ 7.13081 $  112,595   4.20%    0.65%  to   2.85%  -34.58% to  -28.85%

                                      AST BOND PORTFOLIO 2016 (AVAILABLE JANUARY 2, 2009)
                   ---------------------------------------------------------------------------------------------
December 31, 2012      4,458   $10.85405 to  $11.58470 $   49,328   0.36%    1.00%  to   3.05%    0.98% to    3.12%
December 31, 2011      9,660   $10.69872 to  $11.23403 $  104,934   1.37%    1.00%  to   3.05%    6.30% to    8.54%
December 31, 2010      4,241   $10.01804 to  $10.40895 $   42,972   0.00%    1.00%  to   3.05%   -2.59% to    9.47%
December 31, 2009      2,553   $ 9.30169 to  $ 9.61033 $   23,900   0.00%    1.00%  to   3.05%   -6.97% to   -3.30%

                                      AST BOND PORTFOLIO 2020 (AVAILABLE JANUARY 2, 2009)
                   ---------------------------------------------------------------------------------------------
December 31, 2012        250   $11.25102 to  $12.13249 $    2,912   1.74%    1.00%  to   3.05%    3.07% to    5.26%
December 31, 2011      1,825   $10.89328 to  $11.75025 $   20,386   1.10%    1.00%  to   3.05%   15.07% to   17.49%
December 31, 2010      8,914   $ 9.44753 to  $10.11830 $   85,718   0.00%    1.00%  to   3.05%    8.43% to   10.73%
December 31, 2009        382   $ 8.71725 to  $ 8.83810 $    3,351   0.00%    1.25%  to   2.60%  -12.81% to  -11.61%

                              AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   ---------------------------------------------------------------------------------------------
December 31, 2012      1,483   $11.35602 to  $12.25980 $   17,595   0.48%    0.65%  to   3.05%    9.77% to   12.50%
December 31, 2011      1,306   $10.34493 to  $10.89775 $   13,910   0.36%    0.65%  to   3.05%   -8.74% to   -6.48%
December 31, 2010      1,498   $11.33555 to  $11.65322 $   17,245   0.03%    0.65%  to   3.05%   10.26% to   12.98%
December 31, 2009        108   $10.28868 to  $10.31407 $    1,114   0.00%    0.65%  to   2.50%    1.42% to    1.65%

                             AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   ---------------------------------------------------------------------------------------------
December 31, 2012      1,968   $12.08098 to  $13.04213 $   24,865   0.00%    0.65%  to   3.05%   11.67% to   14.44%
December 31, 2011      1,294   $10.81864 to  $11.39664 $   14,435   0.00%    0.65%  to   3.05%   -2.40% to    0.01%
December 31, 2010        986   $11.08508 to  $11.39576 $   11,090   0.00%    0.65%  to   3.05%    7.92% to   10.59%
December 31, 2009        248   $10.27541 to  $10.30424 $    2,548   0.00%    0.65%  to   2.75%    1.91% to    2.18%

                                                    AST BOND PORTFOLIO 2017
                   ---------------------------------------------------------------------------------------------
December 31, 2012     14,408   $11.69682 to  $12.45405 $  173,061   0.51%    1.00%  to   3.05%    1.91% to    4.07%
December 31, 2011     26,813   $11.47779 to  $11.96728 $  313,345   0.38%    1.00%  to   3.05%    8.02% to   10.29%
December 31, 2010     15,542   $10.62584 to  $10.82309 $  166,786   0.00%    1.25%       3.05%    6.26% to    8.23%

                                                    AST BOND PORTFOLIO 2021
                   ---------------------------------------------------------------------------------------------
December 31, 2012     11,983   $13.12442 to  $13.97410 $  161,533   0.71%    1.00%  to   3.05%    3.53% to    5.73%
December 31, 2011     29,917   $12.67668 to  $13.21731 $  386,214   0.11%    1.00%  to   3.05%   16.64% to   19.10%
December 31, 2010     12,100   $10.86825 to  $11.09795 $  132,969   0.00%    1.00%       3.05%    8.68% to   10.98%

                   WELLS FARGO ADVANTAGE VT INTRINSIC VALUE PORTFOLIO SHARE CLASS 2 (AVAILABLE JULY 16, 2010)
                   ---------------------------------------------------------------------------------------------
December 31, 2012      1,180   $10.08864 to  $21.39358 $   15,109   1.33%    0.65%  to   3.05%   15.82% to   18.69%
December 31, 2011      1,327   $ 8.61400 to  $18.02462 $   14,246   0.53%    0.65%  to   3.05%   -5.13% to   -2.79%
December 31, 2010      1,675   $ 9.05206 to  $18.54172 $   18,922   0.00%    0.65%       3.05%   15.74% to   17.05%

                    WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 2 (AVAILABLE JULY 16, 2010)
                   ---------------------------------------------------------------------------------------------
December 31, 2012        217   $13.31019 to  $13.51167 $    2,925   0.00%    1.40%  to   2.00%   17.98% to   18.70%
December 31, 2011        242   $11.28193 to  $11.38291 $    2,757   0.00%    1.40%  to   2.00%   -7.43% to   -6.86%
December 31, 2010        290   $12.18704 to  $12.22148 $    3,549   0.00%    1.40%       2.00%   25.73% to   26.08%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   ---------------------------------------------------------------------------------------------
December 31, 2012         97   $12.05687 to  $12.20861 $    1,190   1.15%    1.40%  to   1.90%   12.16% to   12.73%
December 31, 2011        130   $10.74994 to  $10.83003 $    1,408   0.89%    1.40%  to   1.90%   -8.82% to   -8.36%
December 31, 2010        160   $11.78970 to  $11.81747 $    1,896   0.00%    1.40%       1.90%   21.74% to   22.02%

                                      A88

                                  AT YEAR ENDED                                 FOR YEAR ENDED
                   -------------------------------------------   -----------------------------------------------
                      UNITS                               NET    INVESTMENT
                   OUTSTANDING        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                     (000S)       LOWEST TO HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   -----------  ----------------------  -------- ---------- -----------------  ------------------
                   WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2012     1,653     $11.38028 to  $23.34812 $ 24,608   0.00%    0.65%  to   2.75%   17.43% to   19.97%
December 31, 2011     1,761     $ 9.55821 to  $19.51074 $ 22,323   0.00%    0.65%  to   2.75%   -7.96% to   -5.97%
December 31, 2010     1,861     $10.24241 to  $20.80208 $ 24,512   0.00%    0.65%       3.05%   25.29% to   26.70%

                   WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2012     1,068     $11.91770 to  $12.56149 $ 13,139   0.00%    0.65%  to   2.75%    5.13% to    7.41%
December 31, 2011     1,326     $11.33590 to  $11.69509 $ 15,305   0.00%    0.65%  to   2.75%   -6.97% to   -4.96%
December 31, 2010     1,993     $12.18495 to  $12.30586 $ 24,425   0.00%    0.65%       2.75%   27.02% to   28.27%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   -------------------------------------------------------------------------------------------
December 31, 2012     1,410     $ 9.98939 to  $16.56227 $ 20,976   1.60%    0.65%  to   2.75%   10.55% to   12.94%
December 31, 2011     1,696     $ 9.03608 to  $14.85171 $ 22,585   0.63%    0.65%  to   3.05%  -15.45% to  -13.36%
December 31, 2010     2,222     $10.65393 to  $17.35923 $ 34,424   0.00%    0.65%       2.75%   20.29% to   21.48%

                                     AST BOND PORTFOLIO 2022 (AVAILABLE JANUARY 3, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2012    24,062     $12.17835 to  $12.69832 $298,808   0.03%    1.00%  to   3.05%    2.61% to    4.79%
December 31, 2011    19,367     $11.86808 to  $12.11811 $232,181   0.00%    1.00%  to   3.05%   18.68% to   21.18%

                                AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2012     1,077     $ 9.71986 to  $10.07382 $ 10,665   0.04%    0.65%  to   2.75%   10.04% to   12.42%
December 31, 2011       402     $ 8.83297 to  $ 8.96067 $  3,579   0.00%    0.65%  to   2.75%  -11.65% to  -10.39%

                             AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2012    10,251     $ 9.84874 to  $10.26034 $103,152   0.46%    0.65%  to   3.05%    8.48% to   11.17%
December 31, 2011     6,081     $ 9.09799 to  $ 9.22952 $ 55,682   0.00%    0.65%  to   2.75%   -9.00% to   -7.70%

                                INVESCO V.I. CAPITAL DEVELOPMENT FUND (EXPIRED APRIL 27, 2012)
                   -------------------------------------------------------------------------------------------
December 31, 2012         0     $       0 to  $       0 $      0   0.00%    0.65%  to   3.05%   12.83% to   13.73%
December 31, 2011     1,707     $ 8.09035 to  $ 8.22518 $ 13,959   0.00%    0.65%  to   3.05%  -19.36% to  -18.02%

                              INVESCO V.I. DIVERSIFIED DIVIDEND FUND (AVAILABLE APRIL 29, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2012     1,555     $10.39765 to  $10.83280 $ 16,595   2.17%    0.65%  to   3.05%   15.10% to   17.95%
December 31, 2011     1,357     $ 9.03387 to  $ 9.18409 $ 12,385   0.00%    0.65%  to   3.05%   -9.59% to   -8.10%

                   COLUMBIA VARIABLE PORTFOLIO SHORT DURATION US GOVERNMENT FUND (AVAILABLE APRIL 29, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2012       104     $10.09513 to  $10.09513 $  1,051   1.10%    1.00%  to   1.00%    0.67% to    0.67%
December 31, 2011       123     $10.02837 to  $10.02837 $  1,236   0.00%    1.00%  to   1.00%    0.29% to    0.29%

                             COLUMBIA VARIABLE PORTFOLIO - GROWTH FUND (AVAILABLE APRIL 29, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2012       428     $10.37878 to  $10.42277 $  4,459   0.00%    1.00%  to   1.25%   18.77% to   19.07%
December 31, 2011       475     $ 8.73885 to  $ 8.75374 $  4,160   0.00%    1.00%  to   1.25%  -12.96% to  -12.81%

                       WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 1 (AVAILABLE AUGUST 26, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2012       257     $12.19196 to  $12.23385 $  3,145   0.56%    1.40%  to   1.65%   13.89% to   14.18%
December 31, 2011       333     $10.70517 to  $10.71464 $  3,568   0.00%    1.40%  to   1.65%    4.72% to    4.81%

                       WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND - CLASS 2 (AVAILABLE AUGUST 26, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2012       512     $12.08988 to  $12.19003 $  6,241   0.09%    1.40%  to   2.00%   13.21% to   13.90%
December 31, 2011       606     $10.67956 to  $10.70235 $  6,485   0.00%    1.40%  to   2.00%    4.47% to    4.69%

                               AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2012     3,099     $10.43128 to  $10.73524 $ 32,871   0.22%    0.65%  to   3.05%    3.84% to    6.41%
December 31, 2011     1,604     $10.04576 to  $10.08823 $ 16,146   0.00%    0.65%  to   3.05%    0.28% to    0.69%

                            AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -------------------------------------------------------------------------------------------
December 31, 2012     2,308     $10.21334 to  $10.51107 $ 23,951   0.28%    0.65%  to   3.05%    1.67% to    4.19%
December 31, 2011       804     $10.05571 to  $10.07956 $  8,096   0.00%    1.15%  to   2.50%    0.28% to    0.50%

                                     AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 03, 2012)
                   -------------------------------------------------------------------------------------------
December 31, 2012    10,249     $10.26629 to  $10.48379 $106,291   0.00%    1.00%  to   3.05%    2.66% to    4.84%

                                      A89

                                   AT YEAR ENDED                                FOR YEAR ENDED
                   ---------------------------------------------  ---------------------------------------------
                      UNITS                               NET     INVESTMENT
                   OUTSTANDING       UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**    TOTAL RETURN***
                     (000S)      LOWEST TO HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST TO HIGHEST
                   ----------- ----------------------  ---------- ---------- -----------------  ----------------
                    AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -------------------------------------------------------------------------------------------
December 31, 2012    111,155   $10.64433 to  $10.82218 $1,194,526   0.00%    0.65%  to   3.05%   6.47% to   8.23%

                           AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -------------------------------------------------------------------------------------------
December 31, 2012     18,367   $10.22384 to  $10.39473 $  189,664   1.26%    0.65%  to   3.05%   2.26% to   3.95%

                        AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -------------------------------------------------------------------------------------------
December 31, 2012        135   $10.38171 to  $10.42474 $    1,403   0.00%    0.65%  to   1.75%   3.83% to   4.25%

                                AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -------------------------------------------------------------------------------------------
December 31, 2012         85   $10.16395 to  $10.23520 $      867   0.00%    0.65%  to   2.50%   1.66% to   2.36%

                            INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND (AVAILABLE APRIL 27, 2012)
                   -------------------------------------------------------------------------------------------
December 31, 2012      1,265   $ 9.67111 to  $ 9.83336 $   12,370   0.00%    0.65%  to   3.05%  -3.77% to  -2.16%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio is annualized and excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2012 or from the effective date of the subaccount through the end of the reporting period.

        CONTRACT CHARGES/FEATURES

        Each Annuity funded through the Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Account, while others are deducted either annually or at the time that certain transactions are made.

        Insurance Charge--The Insurance Charge is the combination of the mortality and expense risk charge and the administrative charge. The Insurance Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Account.

                                      A90

        The following Insurance Charge levels apply to each Annuity product, as listed.

INSURANCE
CHARGE    ANNUITY PRODUCT NAME
--------- -------------------------------------------------------------------------------------------------
  0.65%   Choice, Choice 2000, ASAP III, XTra Credit SIX, Stagecoach ASAP III, Stagecoach Xtra Credit SIX,
           Optimum, Optimum Plus
  1.00%   AS Impact, Defined Investments Annuity, Galaxy III
  1.15%   AS Cornerstone
  1.25%   ASAIA, ASVIA
  1.40%   PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex,
           ASL, Stagecoach Flex, ASL Premier, XTra Credit Stagecoach Extra Credit, Harvester XTra Credit,
           XTra Credit Premier XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector, Stagecoach
           Variable Annuity, Stagecoach VA+ Emerald Choice, Imperium
  1.65%   Apex II, ASL II, ASL II Premier, Stagecoach APEX II, Optimum Four
  1.75%   Optimum Extra, Xtra Credit EIGHT
  2.25%   ASAIA w/ Guarantee

        Distribution Charge--The Distribution Charge is deducted by the Account on certain Prudential Annuities annuity contracts. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity. The Distribution Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Account. The charge is deducted for the number of years indicated below and then no longer applies.

DISTRIBUTION
CHARGE       ANNUITY PRODUCT                                                    NAME PERIOD DEDUCTED
------------ ------------------------------------------------------------------ --------------------
   0.60%     ASAP III, Stagecoach ASAP III, Optimum Annuity                       Years 1-8 only
   1.00%     XTra Credit SIX, Stagecoach XTra Credit SIX, Optimum Plus Annuity    Years 1-10 only

        Annual Maintenance Fee--An Annual Maintenance Fee of up to $35 is deducted at the end of each Annuity Year and upon surrender of the Annuity. The Annual Maintenance Fee on certain contracts may be less than $35, may be zero or, under certain circumstances, may be waived based on the Account Value of the Annuity on the anniversary date when the charge is deducted.

        Transfer Fees--Transfer Fees are charged at a rate of $10 for each transfer after the 20th in each Annuity Year, as set forth in the respective prospectuses.

        Contingent Deferred Sales Charges--Contingent Deferred Sales Charges from 0% to 9% may apply to certain withdrawals from the annuities and upon surrender of the annuity. When applicable, Contingent Deferred Sales Charges will apply for a maximum number of years depending on the type of contract. The maximum number of years may be based on the number of years since each Purchase Payment is applied or from the issue date of the Annuity. Certain annuities do not deduct a Contingent Deferred Sales Charge upon surrender or withdrawal. Please refer to the prospectus for your annuity contract for a complete description of the Contingent Deferred Sales Charge, as well as for any exceptions to the provision that may apply to certain withdrawals during each Annuity Year.

        Premium Taxes--Some states and municipalities impose premium taxes, which currently range up to 3.5% on Variable Immediate Annuity contracts.

        Optional Benefit Charges--Prior to November 18, 2002, Prudential Annuities offered certain optional benefits as riders to the various annuity contracts where the annual charge to purchase the rider was deducted from the annuity on an annual basis in arrears. Charges on these benefits will continue to be deducted in the same manner. Effective as of November 18, 2002, Prudential Annuities offers riders for optional benefits whose annual charge is deducted on a daily basis from the assets in the Account. The daily charge for the optional benefits is deducted in the same manner as the Insurance Charge and the Distribution Charge (if applicable).

                                      A91

        Currently, Prudential Annuities offers several different optional benefits, as follows: Guaranteed Return Option PlusSM II (GRO Plus II), Highest Daily Guaranteed Return Option II (HD GRO II), Highest Anniversary Value Death Benefit (HAV), Combination 5% Roll-Up and HAV Death Benefit (Combo 5%),. Currently, the charges for GRO Plus II and HD GRO II is 0.60% per year, HAV is 0.40% per year, and Combo 5% is 0.80% per year.

        Prudential Annuities also include optional benefits that are no longer available for new sales, as follows:

        Guaranteed Return Option PlusSM (GRO Plus), Guaranteed Return Option 2008 (GRO Plus 2008), Highest Daily Guaranteed Return Option (HD GRO) Guaranteed Minimum Withdrawal Benefit (GMWB), Guaranteed Minimum Income Benefit (GMIB), Lifetime Five Income Benefit (LT5), Enhanced Beneficiary Protection Death Benefit (EBP), Highest Daily Value Death Benefit (HDV), Highest Daily Lifetime Seven (HD7), Highest Daily Lifetime Seven with Beneficiary Income Option (HD7 with BIO), Highest Daily Lifetime Seven with Lifetime Income Accelerator (HD7 with LIA), Spousal Highest Daily Lifetime Seven (SHD7), Spousal Highest Daily Lifetime Seven with Beneficiary Income Option (SHD7 with BIO), Highest Daily Lifetime Seven Plus (HD7 Plus), Highest Daily Lifetime Seven Plus with Beneficiary Income Option (HD7 Plus with BIO), Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator (HD7 Plus with
        LIA), Spousal Highest Daily Lifetime Seven Plus (SHD7 Plus), and Spousal Highest Daily Lifetime Seven Plus with Beneficiary Income Option (SHD7 Plus with BIO), Highest Daily Lifetime Six Plus (HD6
        Plus), Spousal Highest Daily Lifetime Six Plus (SHD6 Plus), Highest Daily Lifetime Six Plus with Lifetime Income Accelerator (HD6 Plus with
        LIA).

        The charge for GRO Plus and EBP is 0.25% per year, respectively, the charge for GMWB is 0.35% per year, and the charge for HDV is 0.5% per year, respectively, the charge for LT5 is 0.60% per year and the charge for GMIB is 0.50% per year of the Protected Income Value. The charge for HD7, HD7 with BIO, HD7 with LIA, SHD7 and SHD7 with BIO is a percentage of the Protected Withdrawal Value that is deducted pro rata from the Subaccounts on a quarterly basis. The charge for HD7 Plus, HD7 Plus with BIO, HD7 Plus with LIA, SHD7 Plus and SHD7 Plus with BIO, HD6 Plus, SHD6 Plus, and HD6 Plus with LIA is assessed against the greater of the account value or the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis. Certain Prudential Annuities annuity contracts may not be eligible to elect all or any optional benefits.

        ACCUMULATION UNIT VALUES

        Accumulation Unit Values (or "AUVs") are calculated for each Sub-account on each Valuation Day. Each Sub-account may have several different AUVs based on each combination of the Insurance Charge, Distribution Charge and each available optional benefit.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------------------------------
   0.65%     Choice, Choice 2000 - No Optional Benefits.
              This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 2 Sub-accounts).
   0.90%     Choice, Choice 2000 - One 0.25% Optional Benefit.
   1.00%     AS Impact, Defined Investments Annuity, Galaxy III - No Optional Benefits.
             Choice 2000 with GMWB, Choice 2000 with HD GRO,
             Choice 2000 with GRO Plus 2008
               This asset-based charge level was formerly applicable to annuity contracts funded through
               Prudential Annuities Life Assurance Corporation Variable Account B (Class 3 Sub-accounts).
   1.05%     Choice 2000 with HAV
   1.15%     Choice with HAV
             Choice 2000 - One 0.50% Optional Benefit; or Two 0.25% Optional Benefits.
             AS Cornerstone - No Optional Benefits

                                      A92

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------------------------------
   1.25%     ASAP III, Stagecoach ASAP III, Optimum - No Optional Benefits.
             AS Impact, Defined Investments Annuity, Galaxy III - One 0.25% Optional Benefit.
             Choice 2000 - with LT5; or with GMWB and either HAV or EBP.
             ASAIA, ASVIA, Choice 2000 with HD GRO and HAV,
             Choice 2000 with GRO Plus 2008 and HAV
             Choice 2000 with HD GRO
             Choice 2000 with GRO Plus 2008
             Choice 2000 with HD5
             Choice 2000 with EBP and HD GRO
             Choice 2000 with EBP and GRO Plus 2008
               This asset-based charge level was formerly applicable to annuity contracts funded through
               Prudential Annuities Life Assurance Corporation Variable Account B (Class 7 Sub-accounts).
   1.40%     PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex,
              ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester XTra
              Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier,
             AS Protector, Stagecoach Variable Annuity, Stagecoach VA+ - No Optional Benefits.
             Choice - Three 0.25% Optional Benefits. Choice 2000 - with Combo 5% and GRO Plus; or with
               Three 0.25% Optional Benefits. AS Cornerstone with EBP II or HAV
               This asset-based charge level was formerly applicable to annuity contracts funded through
               Prudential Annuities Life Assurance Corporation Variable Account B (Class 1 Sub-accounts).
   1.45%     Choice 2000 with GMDB Annual Step Up or 5% Roll Up with HAV
   1.50%     ASAP III, Stagecoach ASAP III, Optimum - One 0.25% Optional Benefit.
             AS Impact, Defined Investments Annuity - Two 0.25% Optional Benefits.
             Choice 2000 - with GMWB, HAV, and EBP; or with GMWB and either Combo 5% or HDV; or
               with LT5 and either HAV or EBP, AS Cornerstone with HD GRO,
             AS Cornerstone with HD GRO
             AS Cornerstone with GRO Plus 2008,
             AS Cornerstone with GMWB
             Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Choice 2000 with HAV, EBP and HD GRO
             Choice 2000 with HD GRO and HAV
             Choice 2000 with GRO Plus 2008 and HAV
   1.55%     AS Cornerstone with HAV
   1.60%     ASAP III, Stagecoach ASAP III, Optimum - with GMWB, ASAP III with HD GRO
             ASAP III with GRO Plus 2008
             Optimum with HD GRO
             Optimum with GRO Plus 2008
   1.65%     Apex II, ASL II, ASL II Premier, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
             Stagecoach XTra Credit SIX, Optimum Plus - No Optional Benefits.
             ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex,
             ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester
             XTra Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector,
             Stagecoach Variable Annuity, Stagecoach VA+ - One 0.25% Optional Benefit.
             ASAP III with HAV
             Optimum with HAV
             Choice 2000 with HD GRO and HAV
             Choice 2000 with GRO Plus 2008 and HAV
             AS Cornerstone with HDV
             AS Cornerstone with GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with EBP II and HAV
               This asset-based charge level was formerly applicable to annuity contracts funded through
               Prudential Annuities Life Assurance Corporation Variable Account B (Class 9 Sub-accounts).
   1.75%     XTra Credit EIGHT and Optimum XTra - No Optional Benefits
             ASAP III, Stagecoach ASAP III, Optimum - One 0.50% Optional Benefit; or Two 0.25% Optional
              Benefits.
             Defined Investments Annuity - Three 0.25% Optional Benefits.
             Choice 2000 - with LT5, HAV and EBP; or with GMWB, HDV and EBP; or with LT5 and either
             Combo 5% or HDV
             AS Cornerstone with LT5 or HD5

                                      A93

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------------------------------
             AS Cornerstone with HD GRO and EBP II
             AS Cornerstone with GRO Plus 2008 and EBP II
             AS Cornerstone with GMWB and EBP II
             AS Cornerstone with GMWB and HAV
             AS Cornerstone with HD GRO
             AS Cornerstone with GRO Plus 2008
             Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Choice 2000 with HD GRO and EBP and HAV
             Choice 2000 with GRO Plus 2008 and EBP and HAV
   1.85%     ASAP III, Stagecoach ASAP III, Optimum - with LT5; or with GMWB and either HAV or EBP.
             ASAP III with HD GRO and HAV, ASAP III with GRO Plus 2008 and HAV
             ASAP III with HD GRO
             ASAP III with GRO Plus 2008
             ASAP III with EBP and HD GRO or GRO Plus 2008
             ASAP III with HD5
             Optimum with HD GRO and HAV
             Optimum with GRO Plus 2008 and HAV
             Optimum with HD GRO
             Optimum with GRO Plus 2008
             Optimum with EBP and HD GRO or GRO Plus 2008
             Optimum with HD5
   1.90%     ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX,
             Stagecoach XTra Credit SIX, Optimum Plus - One 0.25% Optional Benefit.
             Stagecoach XTra Credit SIX, Optimum Plus - One 0.25% Optional Benefit.
             ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
             XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity - Two 0.25% Optional Benefits.
             AS Cornerstone with SLT5
   1.95%     AS Cornerstone with GMDB Annual Step Up or 5% Roll Up with HAV
   2.00%     ASAP III, Stagecoach ASAP III, Optimum - with Combo 5% and GRO Plus; or with Three 0.25%
              Optional Benefits.
             Credit SIX,
             Optimum Plus - with GMWB.
             Choice 2000 - with LT5, HDV and EBP.
             ASL II with HD GRO, ASL II with GRO Plus 2008, XTra Credit SIX with HD GRO
             XTra Credit SIX with GRO Plus 2008, Apex II with HD GRO, Apex II with GRO Plus 2008
             Optimum Four with HD GRO
             Optimum Four with GRO Plus 2008
             Optimum Plus with HD GRO
             Optimum Plus with GRO Plus 2008
             XTra Credit EIGHT with EBP II or HAV
             Optimum XTra with EBP II or HAV
             AS Cornerstone with GMWB and HDV
             AS Cornerstone with GMWB and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with LT5 and EBP II
             AS Cornerstone with HD5 and EBP II
             AS Cornerstone with HD GRO and EBP and HAV
             AS Cornerstone with HD GRO and HAV
             AS Cornerstone with GRO Plus 2008 and HAV
   2.05%     ASL II with HAV
             Apex II with HAV
             XTra Credit SIX with HAV
             Optimum Four with HAV
             Optimum Plus with HAV
             ASAP III with GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with GMDB Annual Step Up or 5% Roll Up with HAV
             Choice 2000 with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Choice 2000 with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV

                                      A94

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------------
   2.10%     ASAP III, Stagecoach ASAP III, Optimum - with GMWB, HAV and EBP; or with GMWB and either
              Combo 5% or HDV; or with LT5 and either HAV or EBP.
             ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             ASAP III with HD GRO and HAV and EBP
             ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with HD GRO and HAV and EBP
             Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with HD GRO, XTra Credit EIGHT with GRO Plus 2008
             XTra Credit EIGHT with GMWB
             Optimum XTra with HD GRO
             Optimum XTra with GRO Plus 2008
             Optimum XTra with GMWB
             ASAP III with HD GRO and HAV
             ASAP III with GRO Plus 2008 and HAV
             Optimum with HD GRO and HAV
             Optimum with GRO Plus 2008 and HAV
   2.15%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus - One 0.50% Optional Benefit; or Two 0.25% Optional Benefits.
             ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
              XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity - Three 0.25% Optional
              Benefits.
             AS Cornerstone with HD GRO and HAV
             AS Cornerstone with GRO Plus 2008 and HAV
   2.25%     ASAP II - with HAV, EBP and GMWB.
             ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach
              XTra Credit SIX, Optimum Plus - with LT5; or with GMWB and either HAV or EBP.
             ASAIA w/ Guarantee*,
             ASL II with HD GRO and HAV, ASL II with GRO Plus 2008 and HAV, XTra Credit SIX with HD
              GRO and HAV
             XTra Credit SIX with GRO Plus 2008 and HAV, Apex II with HD GRO and HAV, Apex II with GRO
              Plus 2008 and HAV
             AS Cornerstone with HD GRO and EBP and HAV
             AS Cornerstone with GRO Plus 2008 and EBP and HAV
             AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             ASAP III with HD GRO and HAV
             ASAP III with GRO Plus 2008 and HAV
             Optimum with HD GRO and HAV
             Optimum with GRO Plus 2008 and HAV
             ASL II with HD GRO
             ASL II with GRO Plus 2008
             XTra Credit SIX with HD GRO
             XTra Credit SIX with GRO Plus 2008
             Optimum Four with HD GRO
             Optimum Four with GRO Plus 2008
             Optimum Plus with HD GRO
             Optimum Plus with GRO Plus 2008
             Apex II with HD GRO
             Apex II with GRO Plus 2008
             Apex II with EBP and HD GRO or GRO Plus 2008
             ASL II with EBP and HD GRO or GRO Plus 2008
             XTra Credit SIX with EBP and HD GRO or GRO Plus 2008
             Optimum Four with EBP and HD GRO or GRO Plus 2008
             Optimum Plus with EBP and HD GRO or GRO Plus 2008
             XTra Credit EIGHT with HDV
             XTra Credit EIGHT with GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with EBP II and HAV
               *This asset-based charge level was formerly applicable to annuity contracts funded through
               Prudential Annuities Life Assurance Corporation Variable Account B (Class 8 Sub-accounts).

                                      A95

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------------
             Optimum XTra with HDV
             Optimum XTra with GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with EBP II and HAV
             AS Cornerstone with LT5 and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with HD 5 and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with LT5 and HDV
             AS Cornerstone with HD5 and HDV
             AS Cornerstone with LT5 and EBP II and HAV
             AS Cornerstone with HD5 and EBP II and HAV
   2.35%     ASAP III, Stagecoach ASAP III, Optimum - with GMWB, HDV and EBP; or with LT5, HAV and
              EBP; or with LT5 and either Combo 5% or HDV.
             XTra Credit EIGHT with HD GRO and HAV, XTra Credit EIGHT with GRO Plus 2008 and HAV
             ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up
             ASAP III with HD GRO and EBP and HAV
             ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             ASAP III with GRO Plus 2008 and EBP and HAV
             Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Optimum with HD GRO and EBP and HAV
             Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Optimum with GRO Plus 2008 and EBP and HAV
             XTra Credit EIGHT with HD GRO
             XTra Credit EIGHT with GRO Plus 2008
             XTra Credit EIGHT with LT5 or HD5
             XTra Credit EIGHT with HD GRO and EBP II
             XTra Credit EIGHT with GRO PLUS 2008 and EBP II
             XTra Credit EIGHT with GMWB and EBP II
             Optimum XTra with HD GRO and HAV
             Optimum XTra with GRO Plus 2008 and HAV
             Optimum XTra with HD GRO
             Optimum XTra with GRO Plus 2008
             Optimum XTra with LT5 or HD5
             Optimum XTra with HD GRO and EBP II
             Optimum XTra with GRO PLUS 2008 and EBP II
             Optimum XTra with GMWB and EBP II
   2.40%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus - with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.
             Apex II with HDV and GRO Plus
             Apex II with HD GRO with DB
             ASL II with HDV and GRO Plus
             ASL II with HD GRO with DB
             XTra Credit SIX with HDV and GRO Plus
             XTra Credit SIX with HD GRO with DB
             Optimum Four with HDV and GRO Plus
             Optimum Four with HD GRO with DB
             Optimum Plus with HDV and GRO Plus
             Optimum Plus with HD GRO with DB
   2.45%     ASL II with GMDB Annual Step Up or 5% Roll Up with HAV
             Apex II with GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Four with GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Plus with GMDB Annual Step Up or 5% Roll Up with HAV
   2.50%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus - with GMWB, HAV and EBP; or with GMWB and either Combo 5% or HDV; or
              with LT5 and either HAV or EBP, ASL II with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             ASL II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             ASL II with HD GRO and EBP and HAV
             ASL II with GRO Plus 2008 and EBP and HAV
             XTra Credit SIX with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit SIX with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV

                                      A96

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -----------------------------------------------------------------------------------------
             Optimum Four with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Four with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Plus with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum Plus with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit SIX with HD GRO and EBP and HAV
             XTra Credit SIX with GRO Plus 2008 and EBP and HAV
             Optimum Four with HD GRO and EBP and HAV
             Optimum Four with GRO Plus 2008 and EBP and HAV
             Optimum Plus with HD GRO and EBP and HAV
             Optimum Plus with GRO Plus 2008 and EBP and HAV
             Apex II with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Apex II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Apex II with HD GRO and EBP and HAV
             Apex II with GRO Plus 2008 and EBP and HAV
             AS Cornerstone with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
             AS Cornerstone with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up
             ASL II with HD GRO and HAV
             ASL II with GRO Plus 2008 and HAV
             XTra Credit SIX with HD GRO and HAV
             XTra Credit SIX with GRO Plus 2008 and HAV
             Optimum Four with HD GRO and HAV
             Optimum Four with GRO Plus 2008 and HAV
             Optimum Plus with HD GRO and HAV
             Optimum Plus with GRO Plus 2008 and HAV
             Apex II with HD GRO and HAV
             Apex II with GRO Plus 2008 and HAV
             XTra Credit EIGHT with SLT5
             Optimum Xtra with SLT5
   2.55%     AS Cornerstone with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             AS Cornerstone with and GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
   2.60%     ASAP III, Stagecoach ASAP III, Optimum - with LT5, HDV and EBP.
             XTra Credit EIGHT with GMWB and HDV
             XTra Credit EIGHT with LT5 and EBP II
             XTra Credit EIGHT with LT5 and HAV
             XTra Credit EIGHT with HDLT5 and EBP II
             XTra Credit EIGHT with HDLT5 and HAV
             XTra Credit EIGHT with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with HD GRO and EBP and HAV
             XTra Credit EIGHT with GRO Plus 2008 and EBP and HAV
             XTra Credit EIGHT with HD GRO and HAV
             XTra Credit EIGHT with GRO Plus 2008 and HAV
             XTra Credit EIGHT with EBP II and HAV
             Optimum XTra with GMWB and HDV
             Optimum XTra with LT5 and EBP II
             Optimum XTra with LT5 and HAV
             Optimum XTra with HDLT5 and EBP II
             Optimum XTra with HDLT5 and HAV
             Optimum XTra with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with HD GRO and EBP and HAV
             Optimum XTra with GRO Plus 2008 and EBP and HAV
             Optimum XTra with HD GRO and HAV
             Optimum XTra with GRO Plus 2008 and HAV
             Optimum XTra with EBP II and HAV
   2.65%     AS Apex II, Advanced Series LifeVest II, Stagecoach APEX II, Stagecoach Xtra Credit Six,
             AS Xtra Credit Six.
             ASL II with HD GRO and HAV
             ASL II with GRO Plus 2008 and HAV

                                      A97

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------------
             XTra Credit SIX with HD GRO and HAV
             XTra Credit SIX with GRO Plus 2008 and HAV
             Apex II with HD GRO and HAV
             Apex II with GRO Plus 2008 and HAV
             Optimum Four with HD GRO and HAV
             Optimum Four with GRO Plus 2008 and HAV
             Optimum Plus with HD GRO and HAV
             Optimum Plus with GRO Plus 2008 and HAV
             ASAP III with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             ASAP III with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up with HAV
   2.75%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus - with GMWB, HDV and EBP; or with LT5, HAV and EBP; or with LT5 and either
              Combo 5% or HDV.
             ASL II with HD GRO and GMDB Annual Step Up or 5% Roll Up
             ASL II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             ASL II with HD GRO and EBP and HAV
             ASL II with GRO Plus 2008 and EBP and HAV
             XTra Credit SIX with HD GRO and GMDB Annual Step Up or 5% Roll Up
             XTra Credit SIX with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             XTra Credit SIX with HD GRO and EBP and HAV
             XTra Credit SIX with GRO Plus 2008 and EBP and HAV
             Optimum Four with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Optimum Four with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Optimum Four with HD GRO and EBP and HAV
             Optimum Four with GRO Plus 2008 and EBP and HAV
             Optimum Plus with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Optimum Plus with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Optimum Plus with HD GRO and EBP and HAV
             Optimum Plus with GRO Plus 2008 and EBP and HAV
             Apex II with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Apex II with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Apex II with HD GRO and EBP and HAV
             Apex II with GRO Plus 2008 and EBP and HAV
   2.85%     XTra Credit EIGHT with LT5 and HDV
             XTra Credit EIGHT with LT5 and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with HDLT5 and GMDB Annual Step Up or 5% Roll Up with HAV
             XTra Credit EIGHT with HD GRO and GMDB Annual Step Up or 5% Roll Up
             XTra Credit EIGHT with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             XTra Credit EIGHT with HD GRO and EBP and HAV
             XTra Credit EIGHT with GRO Plus 2008 and EBP and HAV
             Optimum XTra with LT5 and HDV
             Optimum XTra with LT5 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with HDLT5 and GMDB Annual Step Up or 5% Roll Up with HAV
             Optimum XTra with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Optimum XTra with GRO Plus 2008 and GMDB Annual Step Up or 5% Roll Up
             Optimum XTra with HD GRO and EBP and HAV
             Optimum XTra with GRO Plus 2008 and EBP and HAV
   3.00%     ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus - with LT5, HDV and EBP.
   3.05%     ASL II with GMDB Annual Step Up or 5% Roll Up and HD GRO
             ASL II with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
             Apex II with GMDB Annual Step Up or 5% Roll Up and HD GRO
             Apex II with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
             XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up and HD GRO
             XTra Credit SIX with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
             Optimum Four with GMDB Annual Step Up or 5% Roll Up and HD GRO
             Optimum Four with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008

                                      A98

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -----------------------------------------------------------------------------------
             Optimum Plus with GMDB Annual Step Up or 5% Roll Up and HD GRO
             Optimum Plus with GMDB Annual Step Up or 5% Roll Up and GRO Plus 2008
   3.10%     XTra Credit EIGHT with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
             XTra Credit EIGHT with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up
             Optimum XTra T with HD GRO and EBP and GMDB Annual Step Up or 5% Roll Up
             Optimum XTra with GRO Plus 2008 and EBP and GMDB Annual Step Up or 5% Roll Up

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account.

        Withdrawals and other charges--are various contract level charges as described in contract charges and features section located above.

                                      A99

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Prudential Annuities Life Assurance Corporation Variable Account B and the Board of Directors of Prudential Annuities Life Assurance Corporation

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Prudential Annuities Life Assurance Corporation Variable Account B at December 31, 2012, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Prudential Annuities Life Assurance Corporation. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2012 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 15, 2013

                                     A100

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                           FINANCIAL STATEMENTS AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                          DECEMBER 31, 2012 AND 2011

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                         INDEX TO FINANCIAL STATEMENTS

                                                                           Page
                                                                          Number
                                                                          -------
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

Management's Annual Report on Internal Control Over Financial Reporting       B-2

Statements of Financial Position as of
December 31, 2012 and 2011                                                    B-3

Statements of Operations and Comprehensive Income for the
Years ended December 31, 2012, 2011 and 2010                                  B-4

Statements of Equity for the
Years ended December 31, 2012, 2011 and 2010                                  B-5

Statements of Cash Flows for the
Years ended December 31, 2012, 2011 and 2010                                  B-6

Notes to Financial Statements                                                 B-7

Report of Independent Registered Public Accounting Firm                      B-52

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Prudential Annuities Life Assurance Corporation (the "Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2012, of the Company's internal control over financial reporting, based on the framework established in Internal Control--Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2012.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 15, 2013

                         PART I-FINANCIAL INFORMATION

                Prudential Annuities Life Assurance Corporation

                       Statements of Financial Position
   As of December 31, 2012 and December 31, 2011 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                             December 31,    December 31,
                                                                                 2012           2011
                                                                            -------------- --------------
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost, 2012:
 $3,827,496; 2011: $4,838,695)                                              $    4,203,450 $    5,273,767
Trading account assets, at fair value                                                7,916         38,578
Equity securities, available-for-sale, at fair value (cost, 2012: $18;
 2011: $2,510)                                                                          22          3,071
Commercial mortgage and other loans, net of valuation allowance                    426,981        449,359
Policy loans                                                                        11,957         14,316
Short-term investments                                                             103,761        237,601
Other long-term investments                                                        175,661        191,545
                                                                            -------------- --------------
   Total investments                                                             4,929,748      6,208,237
                                                                            -------------- --------------
Cash and cash equivalents                                                              266          8,861
Deferred policy acquisition costs                                                  906,814        666,764
Accrued investment income                                                           44,656         59,033
Reinsurance recoverables                                                         1,732,969      1,748,177
Income taxes                                                                             -        102,678
Value of business acquired                                                          43,090         29,010
Deferred sales inducements                                                         556,830        445,841
Receivables from parent and affiliates                                              22,833         24,968
Investment receivable on open trades                                                     -          6,299
Other assets                                                                        16,527         12,232
Separate account assets                                                         44,601,720     42,942,758
                                                                            -------------- --------------
   TOTAL ASSETS                                                             $   52,855,453 $   52,254,858
                                                                            ============== ==============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                             $    4,112,318 $    5,189,269
Future policy benefits and other policyholder liabilities                        2,164,754      2,092,694
Payables to parent and affiliates                                                  119,504         73,587
Cash collateral for loaned securities                                               38,976        125,884
Income taxes                                                                        65,567              -
Short-term debt                                                                          -         27,803
Long-term debt                                                                     400,000        600,000
Other liabilities                                                                  108,737        182,286
Separate account liabilities                                                    44,601,720     42,942,758
                                                                            -------------- --------------
   Total Liabilities                                                            51,611,576     51,234,281
                                                                            -------------- --------------

Commitments and Contingent Liabilities (See Note 12)

EQUITY
Common stock, $100 par value; 25,000 shares, authorized, issued and
 outstanding                                                                         2,500          2,500
Additional paid-in capital                                                         893,336        882,670
Retained earnings (accumulated deficit)                                            200,754        (25,305)
Accumulated other comprehensive income (loss)                                      147,287        160,712
                                                                            -------------- --------------
   Total Equity                                                                  1,243,877      1,020,577
                                                                            -------------- --------------
TOTAL LIABILITIES AND EQUITY                                                $   52,855,453 $   52,254,858
                                                                            ============== ==============

                       See Notes to Financial Statements

                Prudential Annuities Life Assurance Corporation

               Statements of Operations and Comprehensive Income
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                                       ------------------------- --------------
                                                                                            2012         2011         2010
                                                                                       -------------- ---------- --------------
REVENUES
Premiums                                                                               $       21,824 $   28,648 $       29,477
Policy charges and fee income                                                                 796,995    824,808        741,190
Net investment income                                                                         277,651    306,010        377,109
Asset administration fees and other income                                                    266,321    291,629        290,210
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed maturity securities                               (6,852)   (23,624)       (42,228)
  Other-than-temporary impairments on fixed maturity securities transferred to other
   comprehensive income                                                                         6,594     22,662         39,224
  Other realized investment gains (losses), net                                              (82,972)     72,745        139,043
                                                                                       -------------- ---------- --------------
       Total realized investment gains (losses), net                                         (83,230)     71,783        136,039
                                                                                       -------------- ---------- --------------
 Total revenues                                                                             1,279,561  1,522,878      1,574,025
                                                                                       -------------- ---------- --------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                                       124,316    128,149         40,911
Interest credited to policyholders' account balances                                           60,830    554,197        371,798
Amortization of deferred policy acquisition costs                                           (188,042)    716,088        178,669
General, administrative and other expenses                                                    424,764    442,062        449,351
                                                                                       -------------- ---------- --------------
 Total benefits and expenses                                                                  421,868  1,840,496      1,040,729
                                                                                       -------------- ---------- --------------

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                                             857,693  (317,618)        533,296
                                                                                       -------------- ---------- --------------

 Income taxes:
  Current                                                                                      26,637     32,230       (28,619)
  Deferred                                                                                    196,997  (198,293)        148,125
                                                                                       -------------- ---------- --------------
 Total income tax expense (benefit)                                                           223,634  (166,063)        119,506
                                                                                       -------------- ---------- --------------
NET INCOME (LOSS)                                                                             634,059  (151,555)        413,790
                                                                                       -------------- ---------- --------------

Other comprehensive income (loss), before tax:
  Foreign currency translation adjustments                                                         10          -              -
    Net unrealized investment gains (losses):
    Unrealized investment gains (losses) for the period                                         2,734     29,991        104,799
    Reclassification adjustment for (gains) losses included in net income                    (23,387)   (76,391)       (31,683)
                                                                                       -------------- ---------- --------------
  Total                                                                                      (20,653)   (46,400)         73,116
                                                                                       -------------- ---------- --------------
Other comprehensive income (loss), before tax:                                               (20,643)   (46,400)         73,116
  Less: Income tax expense (benefit) related to
    Foreign currency translation adjustments                                                        4          -              -
    Net unrealized gains (losses)                                                             (7,222)   (16,240)         25,591
                                                                                       -------------- ---------- --------------
     Total                                                                                    (7,218)   (16,240)         25,591
                                                                                       -------------- ---------- --------------
Other comprehensive income (loss), net of taxes                                              (13,425)   (30,160)         47,525
                                                                                       -------------- ---------- --------------
COMPREHENSIVE INCOME (LOSS)                                                            $      620,634 $(181,715) $      461,315
                                                                                       ============== ========== ==============

                       See Notes to Financial Statements

                Prudential Annuities Life Assurance Corporation

                             Statements of Equity
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                                Retained       Accumulated
                                                                 Additional     earnings          other
                                                      Common      paid-in      (accumulated    comprehensive
                                                      stock       capital       deficit)      income (loss)      Total equity
                                                     --------   -----------   -------------   --------------    -------------

Balance, December 31, 2009                           $  2,500   $  974,921     $  798,170     $      132,318    $  1,907,909
Impact of adoption of accounting changes                    -            -       (120,129)            11,028       (109,101)
Distribution to parent                                      -            -       (470,000)                 -       (470,000)
Comprehensive income:
    Net income                                              -            -        413,790                  -         413,790
    Other comprehensive income (loss), net of
     taxes                                                  -            -              -             47,525          47,525
                                                                                                                -------------
Total comprehensive income (loss)                                                                                    461,315
                                                     --------   -----------   -------------   --------------    -------------

Balance, December 31, 2010                           $  2,500   $  974,921     $  621,831     $      190,871    $  1,790,123
Distribution to parent                                      -      (92,251)      (495,581)                 -       (587,831)
Comprehensive income:
    Net income (loss)                                       -            -       (151,555)                 -        (151,555)
    Other comprehensive loss, net of taxes                  -            -              -            (30,159)       (30,160)
                                                                                                                -------------
Total comprehensive income (loss)                                                                                  (181,715)
                                                     --------   -----------   -------------   --------------    -------------
Balance, December 31, 2011                           $  2,500   $  882,670     $  (25,305)    $      160,712    $  1,020,577
Contributed capital (parent/child asset transfer)           -       10,666              -                  -          10,666
Distribution to parent                                      -            -       (408,000)                 -       (408,000)
Comprehensive income:

  Net income                                                -            -        634,059                  -         634,059
  Other comprehensive loss, net of taxes                    -            -              -            (13,425)       (13,425)
                                                                                                                -------------
Total comprehensive income (loss)                                                                                    620,634
                                                     --------   -----------   -------------   --------------    -------------

Balance, December 31, 2012                           $  2,500   $  893,336     $  200,754     $      147,287    $  1,243,877
                                                     ========   ===========   =============   ==============    =============

                       See Notes to Financial Statements

                Prudential Annuities Life Assurance Corporation

                           Statements of Cash Flows
          Years Ended December 31, 2012, 2011 and 2010 (in thousands)
--------------------------------------------------------------------------------

                                                                            2012           2011            2010
                                                                       -------------- --------------  --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (loss)                                                       $     634,059  $   (151,555)   $     413,790
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
 Policy charges and fee income                                                 13,324         40,573          91,816
 Realized investment (gains) losses, net                                       83,230       (71,783)       (136,039)
 Depreciation and amortization                                                (7,481)        (3,970)        (16,328)
 Interest credited to policyholders' account balances                          60,830        554,197         371,798
 Change in:
   Future policy benefit reserves                                             300,246        283,546         165,209
   Accrued investment income                                                   14,377          1,412          13,816
   Net receivable (payable) to affiliates                                      43,958       (31,638)         109,411
   Deferred sales inducements                                                (97,731)       (68,370)       (182,823)
   Deferred policy acquisition costs                                        (213,122)        674,094        (96,647)
   Income taxes                                                               169,736      (154,282)         332,358
   Reinsurance recoverables                                                 (268,576)      (264,470)       (229,099)
   Other, net                                                                   5,621       (12,424)          19,550
                                                                       -------------- --------------  --------------
Cash flows from operating activities                                    $     738,471  $     795,330   $     856,812
                                                                       -------------- --------------  --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
 Fixed maturities, available-for-sale                                   $   1,365,513  $   1,668,465   $   1,917,959
 Equity securities, available-for-sale                                          3,201         10,054           7,478
 Commercial mortgage and other loans                                           71,216         98,940          14,018
 Trading account assets                                                        36,063         44,977           6,230
 Policy loans                                                                   3,501          1,384             822
 Other long-term investments                                                    4,120          1,775             589
 Short-term investments                                                     3,513,151      6,323,322       5,097,995
Payments for the purchase/origination of:
 Fixed maturities, available-for-sale                                       (352,285)    (1,414,340)       (676,652)
 Equity securities, available-for-sale                                            (7)        (2,643)         (5,000)
 Commercial mortgage and other loans                                         (47,795)      (110,069)        (72,504)
 Trading account assets                                                       (4,931)        (3,007)         (4,574)
 Policy loans                                                                   (472)          (941)         (2,620)
 Other long-term investments                                                 (28,894)       (24,572)        (48,979)
 Short-term investments                                                   (3,379,308)    (6,332,538)     (4,620,729)
Notes receivable from parent and affiliates, net                                2,125          4,346          10,906
Other, net                                                                      (650)        (1,020)           (663)
                                                                       -------------- --------------  --------------
Cash flows from investing activities                                    $   1,184,548  $     264,133   $   1,624,276
                                                                       -------------- --------------  --------------

CASH FLOWS USED IN FINANCING ACTIVITIES:
Cash collateral for loaned securities                                        (86,908)         38,674       (176,407)
Securities sold under agreement to repurchase                                       -              -           (602)
Repayments of debt (maturities longer than 90 days)                         (200,000)      (175,000)               -
Net decrease in short-term borrowing                                         (27,803)        (2,251)        (24,531)
Drafts outstanding                                                              2,430       (22,376)          16,158
Distribution to parent                                                      (408,000)      (587,831)       (470,000)
Contributed capital (parent/child asset transfer)                              16,396              -               -
Policyholders' account balances
 Deposits                                                                   1,013,638      2,665,921       2,767,101
 Withdrawals                                                              (2,241,367)    (2,968,226)     (4,663,868)
                                                                       -------------- --------------  --------------
Cash flows used in financing activities                                 $ (1,931,614)  $ (1,051,089)   $ (2,552,149)
                                                                       -------------- --------------  --------------
NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS                          (8,595)          8,374        (71,061)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                                    8,861            487          71,548
                                                                       -------------- --------------  --------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                  $         266  $       8,861   $         487
                                                                       ============== ==============  ==============
SUPPLEMENTAL CASH FLOW INFORMATION
   Income taxes paid (refunds received)                                 $      53,901  $     (11,781)  $    (212,852)
   Interest paid                                                        $      27,114  $      35,913   $      36,554

                       See Notes to Financial Statements

                Prudential Annuities Life Assurance Corporation

                         Notes to Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS AND BASIS OF PRESENTATION

Prudential Annuities Life Assurance Corporation (the "Company", or "our"), with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation. The Company is a wholly owned subsidiary of Prudential Annuities, Inc. ("PAI"), which in turn is an indirect wholly owned subsidiary of Prudential Financial.

The Company developed long-term savings and retirement products, which were distributed through its affiliated broker/dealer company, Prudential Annuities Distributors, Incorporated ("PAD"). The Company issued variable deferred and immediate annuities for individuals and groups in the United States of America and its territories.

Beginning in March 2010, the Company ceased offering its then existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product line by each of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (which are affiliates of the Company). In general, the new product line offers the same optional living benefits and optional death benefits as offered by the Company's existing variable annuities. During 2012, the Company suspended additional customer deposits for variable annuities with certain optional living benefit riders.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing long-term savings and retirement products, including insurance products, and individual and group annuities.

Basis of Presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Company has extensive transactions and relationships with The Prudential Insurance Company of America ("Prudential Insurance") and other affiliates, as more fully described in Note 13. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; value of business acquired and its amortization; amortization of sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------

recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)" or ("AOCI.")

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these assets are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available-for-sale are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, value of business acquired, deferred sales inducements, and future policy benefits that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Commercial mortgage and other loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage and other loans originated and held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans, as well as, loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans the allowances for losses are determined

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------

based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, or as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of investments in certain money market funds as well as highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities,

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------

the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs ("DAC") primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under "Adoption of New Accounting Pronouncements" for a discussion of the new authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of estimated gross profits, estimated gross margins, or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Policy acquisition costs related to fixed and variable deferred annuity products are deferred and amortized over the expected life of the contracts (approximately 30 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------

equities to derive the blended future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized in deriving the blended future rate of return assumption. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management's estimate of total gross profits used for setting the amortization rate. The effect of changes to estimated gross profits on unamortized DAC is reflected in "Amortization of deferred policy acquisition costs" in the period such estimated gross profits are revised.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred Sales Inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." See Note 7 for additional information regarding sales inducements.

Value of Business Acquired

As a result of certain acquisitions and the application of purchase accounting, the Company reports a financial asset representing the value of business acquired ("VOBA"). VOBA includes an explicit adjustment to reflect the cost of capital attributable to the acquired insurance contracts. VOBA represents an adjustment to the stated value of inforce insurance contract liabilities to present them at fair value, determined as of the acquisition date. VOBA balances are subject to recoverability testing, in the manner in which it was acquired, at the end of each reporting period to ensure that the balance does not exceed the present value of anticipated gross profits. The Company has established a VOBA asset primarily for its acquisition of American Skandia Life Assurance Corporation For acquired annuity contracts, future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain inforce as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and benefit payments. In addition, future cash flows with respect to acquired annuity business include the impact of future cash flows expected from the guaranteed minimum death and income benefit provisions. For acquired annuity contracts, VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. See Note 5 for additional information regarding VOBA.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain policyholders. "Separate account assets" are predominantly shares in Advanced Series Trust formerly known as American Skandia Trust co-managed by AST Investment Services, Incorporated ("ASISI") formerly known as American Skandia Investment Services, Incorporated and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contractholder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contractholder, except to the extent of minimum guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Company's results of operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset administration fees calculated on account assets are included in "Asset administration fees." Separate account liabilities primarily represent the contractholder's account balance in separate account assets and will be equal and offsetting to total separate account assets.

Other assets and other liabilities

"Other assets" consist primarily of accruals for asset administration fees. "Other assets" also consist of state insurance licenses. Licenses to do business in all states have been capitalized. Based on changes in facts and circumstances, effective September 30, 2012, the capitalized state insurance licenses were considered to have a finite life and are amortized over their useful life, which was estimated to be 8 years.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


"Other liabilities" consist primarily of accrued expenses, technical overdrafts and a liability to the participants of a deferred compensation plan. Other liabilities may also include derivative instruments for which fair values are determined as described above under "Derivative Financial Instruments".

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Future policy benefits

The Company's liability for future policy benefits is primarily comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in
Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10 to the Financial Statements.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have annuitized, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance revenue and expense recognition

Revenues for variable deferred annuity contracts consist of charges against contractholder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities." Assumed interest rates ranged from 1.00% to 8.25% at December 31, 2012, and from 1.00% to 8.25% at December 31, 2011.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities."

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset administration fees

The Company receives asset administration fee income from policyholders' account balances invested in the Advanced Series Trust Funds or "AST" (see Note
13), which are a portfolio of mutual fund investments related to the Company's separate account products. In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used in a non-broker-dealer capacity to manage the interest rate and currency characteristics of assets or liabilities and to mitigate volatility of expected non-U.S. earnings. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of non-broker-dealer related derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Other trading account assets, at fair value."

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

Effective January 1, 2012, the Company adopted, retrospectively, new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The impact mainly reflects the initial "Deferred policy acquisition cost" write-off which resulted in a lower level of amortization. Since the Company ceased offering its existing variable annuity products in March 2010, the lower level of cost qualifying for deferral under this guidance will have a minimal impact on earnings. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company's cash flows.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for the first interim or annual reporting period beginning after December 15, 2011 and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 10. Adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------

interim or annual reporting period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company's adoption of this guidance in the third quarter of 2011 did not have a material effect on the Company's financial position, results of operations, or financial statement disclosures.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011 and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company's adoption of this guidance did not have a material effect on the Company's financial position, results of operations, and financial statement disclosures.

The following tables present amounts as previously reported in 2011 and the effect of the change due to the retrospective adoption of the amended guidance related to the deferral of acquisition costs as described above within the "Effect of Change" column.

Statements of Financial Position:
---------------------------------
                                                              December 31, 2011
                                               -----------------------------------------------

                                                As Previously    Effect of      As Currently
                                                Reported (1)      Change        Reported (1)
                                               -----------------------------------------------
                                                               (in thousands)

Deferred policy acquisition costs              $       757,183 $     (90,419) $       666,764
Income taxes                                            70,425        32,253          102,678
TOTAL ASSETS                                        52,313,024       (58,166)      52,254,858

Total liabilities                                   51,234,281             -       51,234,281

Accumulated other comprehensive income (loss)          151,692         9,020          160,712
Retained earnings (accumulated deficit)                 41,881       (67,186)         (25,305)
Total equity                                         1,078,743       (58,166)       1,020,577
TOTAL LIABILITIES AND EQUITY                   $    52,313,024 $     (58,166) $    52,254,858

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the U.S. Securities and Exchange commission ("SEC") on March 9, 2012. "As currently reported" column was included in the 8-K filed with the SEC on November 28, 2012.

Statements of Operations and Comprehensive Income:
--------------------------------------------------
                                                           Year Ended December 31, 2011
                                                   ---------------------------------------------

                                                    As Previously    Effect of    As Currently
                                                    Reported (1)      Change      Reported (1)
                                                   ---------------------------------------------
                                                                  (in thousands)
REVENUES
  Total revenues                                   $    1,522,878  $          -  $    1,522,878
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs         814,131       (98,043)        716,088
General, administrative and other expenses                437,457         4,605         442,062
  Total benefits and expenses                           1,933,934       (93,438)      1,840,496
INCOME FROM OPERATIONS BEFORE INCOME TAXES               (411,056)       93,438        (317,618)
Income tax expense                                       (198,766)       32,703        (166,063)
NET INCOME                                         $     (212,290) $     60,735  $     (151,555)

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K filed with the SEC on November 28, 2012.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Statements of Operations and Comprehensive Income:
--------------------------------------------------
                                                          Year Ended December 31, 2010
                                                   ------------------------------------------

                                                   As Previously   Effect of    As Currently
                                                   Reported (1)     Change      Reported (1)
                                                   ------------------------------------------
                                                                 (in thousands)
REVENUES
  Total revenues                                   $    1,574,025 $         -  $    1,574,025
BENEFITS AND EXPENSES
Amortization of deferred policy acquisition costs         202,568     (23,899)        178,669
General, administrative and other expenses                413,466      35,885         449,351
Total benefits and expenses                             1,028,743      11,986       1,040,729
INCOME FROM OPERATIONS BEFORE INCOME TAXES                545,282     (11,986)        533,296
Income tax expense                                        123,701      (4,195)        119,506
NET INCOME                                         $      421,581 $    (7,791) $      413,790

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K filed with the SEC on November 28, 2012.

Statements of Cash Flows:
-------------------------
                                                               Year ended December 31, 2011
                                                        -------------------------------------------
                                                        As Previously    Effect of    As Currently
                                                        Reported (1)      Change      Reported (1)
                                                        -------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income                                              $    (212,290) $     60,735  $    (151,555)
Change in:                                                                                       -
 Deferred policy acquisition costs                            767,532       (93,438)       674,094
 Income taxes                                                (186,985)       32,703       (154,282)
Cash flows from operating activities                    $     795,330  $          -  $     795,330

  (1)"As previously reported" column represents balances reported in the Annual Report on Form
     10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012.
     "As currently reported" column was included in the 8-K filed with the SEC on November 28,
     2012.

                                                               Year ended December 31, 2010
                                                        -------------------------------------------
                                                        As Previously    Effect of    As Currently
                                                        Reported (1)      Change      Reported (1)
                                                        -------------  ------------  -------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income                                              $     421,581  $     (7,791) $     413,790
Change in:
 Deferred policy acquisition costs                           (108,633)       11,986        (96,647)
 Income taxes                                                 336,553        (4,195)       332,358
Cash flows from operating activities                    $     856,812  $          -  $     856,812

  (1)"As previously reported" column represents balances reported in the Annual Report on Form 10-K for the year ended December 31, 2011, originally filed with the SEC on March 9, 2012. "As currently reported" column was included in the 8-K filed with the SEC on November 28, 2012.

Future Adoption of New Accounting Pronouncements

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross basis and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for annual reporting periods beginning on or after January 1, 2013, and interim reporting periods within those years, and should be applied retrospectively for all comparative periods presented. The Company is currently assessing the impact of the guidance on the Company's financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity would separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. This guidance is not expected to impact the Company's statements of financial position or cash flows. The Company is currently assessing the impact of this guidance on the Company's statements of operations and equity and the notes to financial statements.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                              December 31, 2012
                               -------------------------------------------------------------------------------
                                                                                                          Other-than-
                                                      Gross            Gross                               temporary
                                  Amortized         Unrealized       Unrealized           Fair            impairments
                                    Cost              Gains            Losses             Value           in AOCI (3)
                               ---------------     -------------     -----------     ---------------     -------------
                                                               (in thousands)
Fixed maturities,
 available-for-sale
U.S. Treasury securities
 and obligations of U.S.
 government authorities
 and agencies                  $         4,568     $         118     $         -     $         4,686     $           -
Obligations of U.S.
 states and their
 political subdivisions                 95,107             7,359             350             102,116                 -
Foreign government bonds                45,733             9,796               -              55,529                 -
Public utilities                       253,566            29,554             569             282,551                 -
Redeemable preferred
 stock                                   2,565               697               -               3,262                 -
Corporate securities                 2,622,982           283,117             658           2,905,441                 -
Asset-backed securities
 (1)                                   179,037             8,772             332             187,477           (3,514)
Commercial
 mortgage-backed
 securities                            369,187            25,725              10             394,902                 -
Residential
 mortgage-backed
 securities (2)                        254,751            12,735               -             267,486              (48)
                               ---------------     -------------     -----------     ---------------     -------------
     Total fixed
       maturities,
       available-for-sale      $     3,827,496     $     377,873     $     1,919     $     4,203,450     $     (3,562)
                               ===============     =============     ===========     ===============     =============
Equity securities,
 available-for-sale
Common Stocks
   Industrial,
    miscellaneous & other      $            18     $           4     $         -     $            22
                               ---------------     -------------     -----------     ---------------
     Total equity
       securities,
       available-for-sale      $            18     $           4     $         -     $            22
                               ===============     =============     ===========     ===============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in "AOCI," which were not included in earnings. Amount excludes $4.1 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                                          December 31, 2011 (4)
                               ----------------------------------------------------------------------------
                                                                                                     Other-than-
                                                     Gross           Gross                            temporary
                                  Amortized        Unrealized      Unrealized         Fair          impairments in
                                    Cost             Gains           Losses           Value            AOCI (3)
                               ---------------     -----------     ----------     -------------     --------------
                                                              (in thousands)
Fixed maturities,
 available-for-sale
U.S. Treasury securities
 and obligations of U.S.
 government authorities
 and agencies                  $        85,196     $       839     $       -      $      86,035            $     -
Obligations of U.S.
 states and their
 political subdivisions                 85,822           8,336             -             94,158                  -
Foreign government bonds                66,449          10,782             -             77,231                  -
Redeemable preferred
 stock                                   5,380           1,325                            6,705
Corporate securities                 3,580,396         368,444         4,336          3,944,504               (236)
Asset-backed securities
 (1)                                   172,390           9,798         4,804            177,384             (3,906)
Commercial
 mortgage-backed
 securities                            463,576          28,189             8            491,757                  -
Residential
 mortgage-backed
 securities (2)                        379,486          16,562            55            395,993                (55)
                           -   ---------------     -----------     ----------     -------------     --------------
   Total fixed
    maturities,
    available-for-sale         $     4,838,695     $   444,275     $   9,203      $   5,273,767            $(4,197)
                           =   ===============     ===========     ==========     =============     ==============
Equity securities,
 available-for-sale
Common Stocks
 Industrial,
   miscellaneous & other       $         2,510     $       561     $       -      $       3,071
                           -   ---------------     -----------     ----------     -------------
   Total equity
    securities,
    available-for-sale         $         2,510     $       561     $       -      $       3,071
                           =   ===============     ===========     ==========     =============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $2.4 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(4)Prior period's amounts are presented on a basis consistent with the current period presentation.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2012, are as follows:

                                              Available-for-Sale
                                        -------------------------------
                                        Amortized Cost    Fair Value
                                        --------------- ---------------
                                                (in thousands)
Due in one year or less                 $       733,849 $       756,660
Due after one year through five years         1,212,915       1,326,333
Due after five years through ten years          580,784         670,816
Due after ten years                             496,973         599,776
Asset-backed securities                         179,037         187,477
Commercial mortgage-backed securities           369,187         394,902
Residential mortgage-backed securities          254,751         267,486
                                        --------------- ---------------
  Total                                 $     3,827,496 $     4,203,450
                                        =============== ===============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                                 2012            2011             2010
                                                                            -------------  ---------------  ---------------
                                                                                             (in thousands)
Fixed maturities, available-for-sale
 Proceeds from sales                                                        $     504,001  $     1,121,792  $     1,422,218
 Proceeds from maturities/repayments                                              861,512          545,155          497,378
 Gross investment gains from sales, prepayments, and maturities                    23,077           75,580          131,492
 Gross investment losses from sales and maturities                                   (134)            (223)          (1,801)

Equity securities, available-for-sale
 Proceeds from sales                                                        $       3,201  $             -  $             -
 Proceeds from maturities/repayments                                                    -                -                -
 Gross investment gains from sales, prepayments, and maturities                       703                -                -
 Gross investment losses from sales and maturities                                      -                -                -

Fixed maturity and equity security impairments
 Net writedowns for other-than-temporary impairment losses on fixed maturities
 recognized in earnings (1)                                                 $        (258) $          (962) $        (3,004)

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities are recognized in OCI. For these securities the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI.

The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                                                                        Year Ended        Year Ended
                                                                       December 31,      December 31,
                                                                           2012              2011
                                                                       ------------------------------
                                                                               (in thousands)
Balance, beginning of period                                                 $3,542  $         14,148
Credit loss impairments previously recognized on securities which
 matured, paid down, prepaid or were sold during the period                    (275)          (11,446)
Credit loss impairments previously recognized on securities impaired
 to fair value during the period                                                  -                 -
Credit loss impairment recognized in the current period on securities
 not previously impaired                                                          -                 -
Additional credit loss impairments recognized in the current period
 on securities previously impaired                                              258               961
Increases due to the passage of time on previously recorded credit
 losses                                                                         197               340
Accretion of credit loss impairments previously recognized due to an
 increase in cash flows expected to be collected                               (341)             (461)
                                                                       ------------      ------------
Balance, end of period                                                       $3,381  $          3,542
                                                                       ============      ============

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Trading Account Assets

The following table sets forth the composition of the Company's "trading account assets" as of the dates indicated:

                                  December 31, 2012          December 31, 2011
                              ------------------------- ---------------------------
                               Amortized      Fair        Amortized       Fair
                                 Cost         Value         Cost          Value
                              ------------ ------------ ------------- -------------
                                                 (in thousands)
Fixed maturities              $      1,973 $      2,022 $      30,800 $      31,571
Equity securities                    5,217        5,894         6,664         7,007
                              ------------ ------------ ------------- -------------
Total trading account assets  $      7,190 $      7,916 $      37,464 $      38,578
                              ============ ============ ============= =============

The net change in unrealized gains and losses from trading account assets still held at period end, recorded within "Asset administration fees and other income" was ($0.4) million of losses, ($4.1) million of losses and $1.6 million of gains during the years ended December 31, 2012, 2011 and 2010, respectively.

Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                 December 31, 2012                      December 31, 2011
                          -------------------------------        ------------------------------
                               Amount              % of              Amount              % of
                           (in thousands)          Total         (in thousands)          Total
                          ---------------      ------------      --------------      ------------
Commercial mortgage and
 other loans by property
 type:
Office                    $        59,074             13.8 %     $       60,220             13.3 %
Retail                             71,546              16.7              68,369              15.1
Apartments/Multi-Family           120,066              28.0             114,900              25.5
Industrial                        114,619              26.7             144,513              32.1
Hospitality                         4,621               1.1               9,289               2.1
                          ---------------  -   ------------  -   --------------  -   ------------
Total commercial
 mortgage loans                   369,926              86.3             397,291              88.1
Agricultural property
 loans                             50,026              11.7              48,964              10.9
Other                               9,206               2.0               4,605               1.0
                          ---------------      ------------      --------------      ------------
Total commercial
 mortgage and other
 loans by property type           429,158            100.0 %            450,860            100.0 %
                                               ============                          ============
Valuation allowance                (2,177)                               (1,501)
                          ---------------                        --------------
Total net commercial
 mortgage and other
 loans by property type   $       426,981                        $      449,359
                          ===============                        ==============

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States, Canada and Asia with the largest concentrations in California (17%), New York (14%), and Ohio (11%) at December 31, 2012.

Activity in the allowance for losses for all commercial mortgage and other loans, for the years ended December 31, is as follows:

                                                 December 31, 2012         December 31, 2011      December 31, 2010
                                                 ------------------       ------------------      -----------------
                                                                          (in thousands)
Allowance for losses, beginning of year          $            1,501   $                2,980  $               2,897
Addition to / (release of) allowance for losses                 676                   (1,479)                    83
                                                 ------------------       ------------------      -----------------
Total ending balance (1)                         $            2,177   $                1,501  $               2,980
                                                 ==================       ==================      =================

(1)Agricultural loans represent $0.2 million of the ending allowance at December 31, 2012, 2011 and 2010, respectively.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans for the years ended
December 31:

                                                                             December 31, 2012    December 31, 2011
                                                                             --------------------------------------

                                                                                          Total Loans
                                                                             --------------------------------------
                                                                                         (in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)                    $                -    $             -
Ending balance: collectively evaluated for impairment (2)                                 2,177              1,501
                                                                             ------------------   -----------------
Total ending balance                                                         $            2,177    $         1,501

Recorded Investment (3):
Ending balance gross of reserves: individually evaluated for impairment (1)  $                -    $             -
Ending balance gross of reserves: collectively evaluated for impairment (2)             429,158            450,860
                                                                             ------------------   -----------------
Total ending balance, gross of reserves                                      $          429,158    $       450,860
                                                                             ==================   =================

(1)There were no agricultural loans individually evaluated for impairments at December 31, 2012 and 2011.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $50 million and $49 million at December 31, 2012 and 2011, respectively, and a related allowance of $0.2 million for both periods.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. As shown in the table above, there were no impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and related allowance at December 31, 2012 and 2011. The average recorded investment in impaired loans with an allowance recorded, before the allowance for losses, was $0 million and $3 million at December 31, 2012 and 2011, respectively.

There was no net investment income recognized on these loans for the years ended December 31, 2012 and 2011. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at December 31, 2012 and 2011. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

As described in Note 2, loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2012 and 2011, 85% or $363 million of the recorded investment and 85% or $384 million of the recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of both December 31, 2012 and 2011, 96% of the recorded investment had a debt service coverage ratio of 1.0X or greater. As of December 31, 2012 and 2011, approximately 4% or $17 million and 4% or $19 million, respectively, of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X, reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural loans.

All commercial mortgage and other loans were in current status including $0 million and $3.1 million of hospitality loans in non-accrual status at December 31, 2012 and 2011, respectively. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding non-accrual status loans.

During 2012 and 2011, the Company sold commercial mortgage loans to an affiliated company. See Note 13 for further discussion regarding related party transactions.

Commercial mortgage and other loans are occasionally restructured in a troubled debt restructuring. These restructurings generally include one or more of the following: full or partial payoffs outside of the original contract terms: changes to interest rates; extensions of maturity; or additions or modifications to covenants. Additionally, the Company may accept assets in full or partial satisfaction of the debt as part of a troubled debt restructuring. When restructurings occur, they are evaluated individually to determine whether the restructuring or modification constitutes a "troubled debt restructuring" as defined by authoritative accounting guidance. The Company's outstanding investment related to commercial mortgage and other loans that have been restructured in a troubled debt restructuring is not material.

As of December 31, 2012, the Company has not committed to provide additional funds to borrowers that have been involved in a troubled debt restructuring.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Other Long-Term Investments

"Other long-term investments" are comprised as follows at December 31:

                                                2012               2011
                                         ------------------ ------------------

                                                    (in thousands)
Joint ventures and limited partnerships  $           43,925 $           39,443
Derivatives                                         131,736            152,102
                                         ------------------ ------------------
Total other long-term investments        $          175,661 $          191,545
                                         ================== ==================

Net Investment Income

Net investment income for the years ended December 31, 2012, 2011 and 2010, was from the following sources:

                                                 2012          2011          2010
                                             ------------- ------------- -------------
                                                          (in thousands)
Fixed maturities, available-for-sale         $     246,479 $     282,108 $     349,906
Equity securities, available-for-sale                    7           278           932
Trading account assets                                 923         2,023         3,378
Commercial mortgage and other loans                 28,449        28,044        26,665
Policy loans                                           845           902           986
Short-term investments and cash equivalents            620           724         1,334
Other long-term investments                          8,302         1,016         2,101
                                             ------------- ------------- -------------
Gross investment income                            285,625       315,095       385,302
Less investment expenses                           (7,974)       (9,085)       (8,193)
                                             ------------- ------------- -------------
  Net investment income                      $     277,651 $     306,010 $     377,109
                                             ============= ============= =============

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, 2012, 2011 and 2010, were from the following sources:

                                                 2012            2011           2010
                                            ----------------------------------------------
                                                            (in thousands)
Fixed maturities                            $        22,684 $       74,395 $       126,687
Equity securities                                       703          1,996           (123)
Commercial mortgage and other loans                   1,043          6,866            (84)
Derivatives                                       (107,663)       (11,366)           9,508
Other                                                     3          (108)              51
                                            --------------- -------------- ---------------
  Realized investment gains (losses), net   $      (83,230) $       71,783 $       136,039
                                            =============== ============== ===============

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available-for-sale" and certain other long-term investments and other assets are included in the Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from OCI those items that are included as part of "Net income" for a period that had been part of OCI in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                 Deferred Policy
                                                                                Acquisition Costs,
                                                                                  Deferred Sales       Deferred
                                                               Net Unrealized      Inducements        Income Tax
                                                               Gains (Losses)    and Valuation of     (Liability)
                                                               on Investments   Business Acquired       Benefit
                                                               --------------   ------------------   ------------
                                                                                             (in thousands)
Balance, December 31, 2009                                     $      (8,543)    $          4,341    $      1,488
Cumulative effect of adoption of accounting principle                      -                    -               -
Net investment (losses) gains on investments arising during
 the period                                                             (646)                   -             229
Reclassification adjustment for gains (losses) included in
 net income                                                            2,640                    -            (935)
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                           (11)                   -               4
Impact of net unrealized investment (losses) gains on
 deferred policy acquisition costs, deferred sales
 inducements and valuation of business acquired                            -               (1,489)            527
                                                               -------------     ----------------    ------------
Balance, December 31, 2010                                     $      (6,560)    $          2,852    $      1,313
                                                               -------------     ----------------    ------------
Net investment (losses) gains on investments arising during
 the period                                                           (1,482)                   -             519
Reclassification adjustment for gains (losses) included in
 net income                                                            6,302                    -          (2,206)
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                             -                    -               -
Impact of net unrealized investment (losses) gains on
 deferred policy acquisition costs, deferred sales
 inducements and valuation of business acquired                            -               (2,160)            756
                                                               -------------     ----------------    ------------
Balance, December 31, 2011                                     $      (1,740)    $            692    $        382
                                                               -------------     ----------------    ------------
Net investment (losses) gains on investments arising during
 the period                                                            3,067                    -          (1,073)
Reclassification adjustment for gains (losses) included in
 net income                                                             (782)                   -             274
Impact of net unrealized investment (losses) gains on
 deferred policy acquisition costs, deferred sales
 inducements and valuation of business acquired                            -                 (906)            317
                                                               -------------     ----------------    ------------
Balance, December 31, 2012                                     $         545     $          (214)    $      (100)
                                                               =============     ================    ============

                                                                  Accumulated
                                                              Other Comprehensive
                                                             Income (Loss) Related
                                                               To Net Unrealized
                                                                  Investment
                                                                Gains (Losses)
                                                             ---------------------

Balance, December 31, 2009                                      $       (2,714)
Cumulative effect of adoption of accounting principle                        -
Net investment (losses) gains on investments arising during
 the period                                                               (417)
Reclassification adjustment for gains (losses) included in
 net income                                                              1,705
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                              (7)
Impact of net unrealized investment (losses) gains on
 deferred policy acquisition costs, deferred sales
 inducements and valuation of business acquired                           (962)
                                                                --------------
Balance, December 31, 2010                                      $       (2,395)
                                                                --------------
Net investment (losses) gains on investments arising during
 the period                                                               (963)
Reclassification adjustment for gains (losses) included in
 net income                                                              4,096
Reclassification adjustment for OTTI losses excluded from
 net income(1)                                                               -
Impact of net unrealized investment (losses) gains on
 deferred policy acquisition costs, deferred sales
 inducements and valuation of business acquired                         (1,404)
                                                                --------------
Balance, December 31, 2011                                      $         (666)
                                                                --------------
Net investment (losses) gains on investments arising during
 the period                                                              1,994
Reclassification adjustment for gains (losses) included in
 net income                                                               (508)
Impact of net unrealized investment (losses) gains on
 deferred policy acquisition costs, deferred sales
 inducements and valuation of business acquired                           (589)
                                                                --------------
Balance, December 31, 2012                                      $          231
                                                                ==============

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


All Other Net Unrealized Investment Gains and Losses in AOCI


                                                                                              Deferred Policy
                                                                                             Acquisition Costs,
                                                                                               Deferred Sales
                                                                                                Inducements        Policy
                                                                          Net Unrealized      and Valuation of    Holders'
                                                                          Gains/(Losses)          Business        Account
                                                                         on Investments(1)        Acquired        Balances
                                                                         -----------------   ------------------   --------
                                                                                                            (in thousands)
Balance, December 31, 2009                                                        451,879          (242,840)             -
Cumulative effect of adoption of accounting principle                                   -            16,957              -
Net investment gains (losses) on investments arising during the period             87,097                 -              -
Reclassification adjustment for (losses) gains included in net income             (34,323)                -              -
Reclassification adjustment for OTTI losses excluded from net
 income(1)                                                                             11                 -              -
Impact of net unrealized investment (losses) gains on deferred policy acquisition costs, deferred sales inducements and valuation of
 business acquired                                                                      -            19,837              -
                                                                         -----------------   ------------------   --------
Balance, December 31, 2010                                                $       504,664       $  (206,046)      $      -
                                                                         -----------------   ------------------   --------
Net investment gains (losses) on investments arising during the period             19,706                 -              -
Reclassification adjustment for (losses) gains included in net income             (82,693)                -              -
Reclassification adjustment for OTTI losses excluded from net
 income(1)                                                                              -                 -              -
Impact of net unrealized investment (losses) gains on deferred policy acquisition costs, deferred sales inducements and valuation of
 business acquired                                                                      -            13,927              -
                                                                         -----------------   ------------------   --------
Balance, December 31, 2011                                                $       441,677       $  (192,119)      $      -
                                                                         -----------------   ------------------   --------
Net investment gains (losses) on investments arising during the period            (42,295)                -              -
Reclassification adjustment for (losses) gains included in net income             (22,605)                -              -
Impact of net unrealized investment (losses) gains on deferred policy acquisition costs, deferred sales inducements and valuation of
 business acquired                                                                      -            45,030              -
Impact of net unrealized investment (gains) losses on policyholders'
 account balances                                                                       -                 -         (2,164)
                                                                         -----------------   ------------------   --------
Balance, December 31, 2012                                                $       376,777       $  (147,089)        (2,164)
                                                                         =================   ==================   ========

                                                                                        Accumulated
                                                                                           Other
                                                                                       Comprehensive
                                                                                       Income (Loss)
                                                                        Deferred       Related To Net
                                                                       Income Tax        Unrealized
                                                                       (Liability)       Investment
                                                                         Benefit       Gains (Losses)
                                                                       -----------    ---------------

Balance, December 31, 2009                                                 (74,007)           135,032
Cumulative effect of adoption of accounting principle                       (5,929)            11,028
Net investment gains (losses) on investments arising during the period     (30,485)            56,612
Reclassification adjustment for (losses) gains included in net income       12,013            (22,310)
Reclassification adjustment for OTTI losses excluded from net
 income(1)                                                                      (4)                 7
Impact of net unrealized investment (losses) gains on deferred policy acquisition costs, deferred sales inducements and valuation of
 business acquired                                                          (6,940)            12,897
                                                                       -----------    ---------------
Balance, December 31, 2010                                             $  (105,352)   $       193,266
                                                                       -----------    ---------------
Net investment gains (losses) on investments arising during the period      (6,897)            12,809
Reclassification adjustment for (losses) gains included in net income       28,947            (53,746)
Reclassification adjustment for OTTI losses excluded from net
 income(1)                                                                       -                  -
Impact of net unrealized investment (losses) gains on deferred policy acquisition costs, deferred sales inducements and valuation of
 business acquired                                                          (4,879)             9,048
                                                                       -----------    ---------------
Balance, December 31, 2011                                             $   (88,181)   $       161,377
                                                                       -----------    ---------------
Net investment gains (losses) on investments arising during the period      14,804            (27,491)
Reclassification adjustment for (losses) gains included in net income        7,912            (14,693)
Impact of net unrealized investment (losses) gains on deferred policy acquisition costs, deferred sales inducements and valuation of
 business acquired                                                         (15,760)            29,270
Impact of net unrealized investment (gains) losses on policyholders'
 account balances                                                              757             (1,407)
                                                                       -----------    ---------------
Balance, December 31, 2012                                             $   (80,468)   $       147,056
                                                                       ===========    ===============

(1)Includes cash flow hedges. See Note 11 for additional discussion of our cash flow hedges.

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

                                                                       December 31,    December 31,    December 31,
                                                                          2012            2011            2010
                                                                     --------------- --------------- ---------------

                                                                                     (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized  $           545 $       (1,740) $       (6,560)
Fixed maturity securities, available-for-sale-all other                      375,409         436,812         498,517
Equity securities, available-for-sale                                              4             561           3,103
Affiliated notes                                                               4,386           5,263           5,511
Derivatives designated as cash flow hedges (1)                               (3,068)           (962)         (2,462)
Other investments                                                                 46               3             (5)
                                                                     --------------- --------------- ---------------
Unrealized gains (losses) on investments and derivatives             $       377,322 $       439,937 $       498,104
                                                                     =============== =============== ===============

(1)See Note 11 for more information on cash flow hedges.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                                                         December 31, 2012
                                                              -----------------------------------------------
                                                              Less than twelve months  Twelve months or more
                                                              ----------------------- -----------------------
                                                                           Unrealized              Unrealized
                                                               Fair Value   Losses     Fair Value   Losses
                                                              ----------- ----------- ----------- -----------
                                                                                          (in thousands)
Fixed maturities, available-for-sale
Obligations of U.S. States and their political subdivisions    $    7,090  $      350  $        -  $        -
Corporate securities                                               35,248  $      897      14,867         330
Commercial mortgage-backed securities                               3,326          10           -           -
Asset-backed securities                                            13,817          42       2,994         290
Residential mortgage-backed securities                                  -           -           -           -
                                                               ----------  ----------  ----------  ----------
   Total                                                       $   59,481  $    1,299  $   17,861  $      620
                                                               ==========  ==========  ==========  ==========

Equity securities, available-for-sale                          $        -  $        -  $        -  $        -
                                                               ==========  ==========  ==========  ==========

                                                              ------------------------
                                                                       Total
                                                              -----------------------
                                                                           Unrealized
                                                               Fair Value   Losses
                                                              ----------- -----------

Fixed maturities, available-for-sale
Obligations of U.S. States and their political subdivisions    $    7,090  $      350
Corporate securities                                               50,115       1,227
Commercial mortgage-backed securities                               3,326          10
Asset-backed securities                                            16,811         332
Residential mortgage-backed securities                                  -           -
                                                               ----------  ----------
   Total                                                       $   77,342  $    1,919
                                                               ==========  ==========

Equity securities, available-for-sale                          $        -  $        -
                                                               ==========  ==========

                                                                December 31, 2011
                                        -------------------------------------------------------------------
                                        Less than twelve months Twelve months or more         Total
                                        ----------------------- --------------------- ---------------------
                                                    Unrealized             Unrealized            Unrealized
                                        Fair Value    Losses    Fair Value   Losses   Fair Value   Losses
                                        ----------  ----------  ---------- ---------- ---------- ----------
                                                                 (in thousands)
Fixed maturities, available-for-sale
Corporate securities                    $  129,881  $    4,010  $    1,130 $      326 $  131,011 $    4,336
Commercial mortgage-backed securities        7,014           8           -          -      7,014          8
Asset-backed securities                     48,831         782      28,430      4,022     77,261      4,804
Residential mortgage-backed securities         484          55           -          -        484         55
                                         ----------  ---------- ---------- ---------- ---------- ----------
   Total                                $  186,210  $    4,855  $   29,560 $    4,348 $  215,770 $    9,203
                                         ==========  ========== ========== ========== ========== ==========
Equity securities, available-for-sale   $        -  $        -  $        - $        - $        - $        -
                                         ==========  ========== ========== ========== ========== ==========

The gross unrealized losses, related to fixed maturities at December 31, 2012 and 2011, are composed of $1.6 million and $5.4 million, respectively, related to high or highest quality securities based on National Association of Insurance Commissioners ("NAIC") or equivalent rating and $0.3 million and $3.8 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2012, none of the gross unrealized losses represented declines in value of greater than 20%, as compared to $3.4 million at December 31, 2011, that represented declines in value of greater than 20%, $0.3 million of which had been in that position for less than six months. At December 31, 2012, the $0.6 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities and the service and manufacturing sectors of the Company's corporate securities. At December 31, 2011, $4.3 million of gross unrealized losses of twelve months or more were concentrated in asset backed securities, $1.7 million in services and $1.1 million in manufacturing sector of the Company's corporate securities.

In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2012 or 2011. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2012, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2012 and 2011, there were no gross unrealized losses, related to equity securities that represented declines of greater than 20%.

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and future contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Statements of Financial Position included the following:

                                                   2012           2011
                                               ------------- --------------
                                                      (in thousands)
Fixed maturity securities, available-for-sale  $      37,533 $      121,631
Other trading account assets                               -              -
                                               ------------- --------------
Total securities pledged                       $      37,533 $      121,631
                                               ============= ==============

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


The carrying amount of the associated liabilities supported by the pledged collateral was $39.0 million and $125.9 million at December 31, 2012 and 2011, respectively, which was "Cash collateral for loaned securities".

Fixed maturities of $5 million at December 31, 2012 and 2011, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the years ended December 31, are as follows:

                                                                              2012           2011            2010
                                                                         -------------- -------------- ----------------
                                                                                         (in thousands)
Balance, beginning of year                                               $      666,764 $    1,357,156 $      1,242,791
Capitalization of commissions, sales and issue expenses                          25,081         41,994          275,316
Amortization-Impact of Assumption and experience unlocking and true-ups         274,503      (113,539)           59,874
Amortization-All Other                                                         (86,461)      (602,550)        (238,543)
Changes in unrealized investment gains and losses                                26,927           (62)           17,718
Other (1)                                                                             -       (16,235)                -
                                                                         -------------- -------------- ----------------
Balance, end of year                                                     $      906,814 $      666,764 $      1,357,156
                                                                         ============== ============== ================

(1)Balance sheet reclassification between DAC and DSI relating to refinement in methodology for allocating DAC/DSI balances for cohorts with both DAC and DSI persistency credits. Refer to Note 7 for impact to DSI.

5.  VALUE OF BUSINESS ACQUIRED

Details of VOBA and related interest and gross amortization for the years ended December 31, are as follows:

                                                                                 2012          2011          2010
                                                                             ------------- ------------- -------------
                                                                                          (in thousands)
Balance, beginning of period                                                 $      29,010 $      32,497 $      52,596
Amortization-Impact of assumption and experience unlocking and true-ups (1)         21,931       (1,489)       (1,494)
Amortization-All other (1)                                                        (13,871)      (15,967)      (10,295)
Interest (2)                                                                         2,077         2,288         2,965
Change in unrealized gains/losses                                                    3,943        11,681      (11,275)
                                                                             ------------- ------------- -------------
Balance, end of year                                                         $      43,090 $      29,010 $      32,497
                                                                             ============= ============= =============

(1)The weighted average remaining expected life of VOBA was approximately 5.06 years from the date of acquisition.
(2)The interest accrual rate for the VOBA related to the businesses acquired was 6.18%, 4.81% and 4.97% for years ended December 31, 2012, 2011 and 2010.

The following table provides estimated future amortization, net of interest, for the periods indicated (in thousands):

                                       2013       2014       2015       2016       2017
                                    ---------- ---------- ---------- ---------- ----------
                                                        (in thousands)
Estimated future VOBA amortization  $    7,544 $    6,012 $    4,930 $    4,051 $    3,487

6. REINSURANCE

The Company participates in reinsurance with third parties primarily to limit the maximum net loss potential arising from large risks and, in acquiring or disposing of businesses. The Company utilizes both affiliated and unaffiliated reinsurance arrangements. On its unaffiliated arrangements, the Company uses primarily modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business. These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees generated from that book of business. Such transfer does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

On its affiliated arrangements, the Company uses automatic coinsurance reinsurance arrangements. These agreements cover all significant risks under features of the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These affiliated agreements include the reinsurance of the Company's GMWB, GMIWB and GMAB features. These features are considered to be embedded derivatives, and changes in the fair value of the embedded derivative are recognized through "Realized investment gains (losses), net." Please see Note 13 for further details around the affiliated reinsurance agreements.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


The effect of reinsurance for the years ended December 31, 2012, 2011 and 2010, was as follows (in thousands):

                                                             Unaffiliated    Affiliated
                                                 Gross          Ceded          Ceded            Net
                                            --------------  -------------  --------------  ------------
2012
Policy charges and fee income - Life (1)    $        3,522  $      (1,099) $            -  $      2,423
Policy charges and fee income - Annuity            796,711         (2,139)              -       794,572
Realized investment gains (losses), net            202,568              -        (285,798)      (83,230)
Policyholders' benefits                            124,517           (201)              -       124,316
General, administrative and other expenses  $      429,383  $        (784) $       (3,835) $    424,764

2011
Policy charges and fee income - Life (1)    $        3,711  $        (439) $            -  $      3,272
Policy charges and fee income - Annuity            825,000         (3,464)              -       821,536
Realized investment gains (losses), net         (1,224,770)             -       1,296,553        71,783
Policyholders' benefits                            128,873           (724)              -       128,149
General, administrative and other expenses  $      446,790  $        (924) $       (3,804) $    442,062

2010
Policy charges and fee income - Life (1)    $        3,895  $      (3,233) $            -  $        662
Policy charges and fee income - Annuity            715,368         25,160               -       740,528
Realized investment gains (losses), net            216,875              -         (80,836)      136,039
Policyholders' benefits                             41,908           (997)              -        40,911
General, administrative and other expenses  $      454,015  $      (1,232) $       (3,432) $    449,351

(1)Life insurance inforce face amounts at December 31, 2012, 2011 and 2010 was $132 million, $141 million and $153 million, respectively.

The Company's Statements of Financial Position also included reinsurance recoverables from Pruco Reinsurance, LTD ("Pruco Re") and Prudential Insurance Company of America ("Prudential Insurance") of $1,733 million and $1,748 million at December 31, 2012 and 2011, respectively.

7.   CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company has issued traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company has also issued variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or (3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company has also issued annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed-rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits".

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2012 and 2011, the Company had the following guarantees associated with its contracts, by product and guarantee type:

                                                 December 31, 2012                      December 31, 2011
                                         ---------------------------------- -   ----------------------------------

                                         In the Event of  At Annuitization/     In the Event of  At Annuitization/
                                              Death       Accumulation (1)           Death       Accumulation (1)
                                         ---------------------------------- -   ----------------------------------
Variable Annuity Contracts                                           (in thousands)

Return of net deposits
Account value                            $     39,883,202               N/A     $     39,351,144               N/A
Net amount at risk                       $        603,793               N/A     $      1,082,996               N/A
Average attained age of contractholders          63 years               N/A             62 years               N/A
Minimum return or contract value
Account value                            $      8,293,324       $39,685,368     $      8,237,416  $     38,565,164
Net amount at risk                       $      1,242,583       $ 2,147,087     $      1,673,400  $      2,870,646
Average attained age of contractholders          65 years          63 years             64 years          62 years
Average period remaining until expected
annuitization                                         N/A         0.4 years                  N/A            1 year

(1)Includes income and withdrawal benefits described herein

                                         December 31, 2012                 December 31, 2011
                                 --------------------------------- ---------------------------------

                                 Unadjusted Value  Adjusted Value  Unadjusted Value  Adjusted Value
                                 ---------------- ---------------- ---------------- ----------------
Variable Annuity Contracts                                 (in thousands)
Market value adjusted annuities
Account value                    $      2,182,791 $      2,277,200 $      3,011,739 $      3,099,583

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                December 31, 2012    December 31, 2011
                             -------------------- --------------------

                                          (in thousands)
         Equity funds                 $25,813,087          $20,693,077
         Bond funds                    15,189,565           18,290,156
         Money market funds             3,342,232            3,707,408
                             -------------------- --------------------
         Total                        $44,344,884          $42,690,641
                             ==================== ====================

In addition to the above mentioned amounts invested in separate account investment options, $3.8 billion and $4.9 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options as of December 31, 2012 and 2011, respectively. In 2012, 2011 and 2010, there were no gains or losses on transfers of assets from the general account to a separate account.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB") features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative are recorded in "Realized investment gains (losses), net." See
Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in "Future policy benefits." As discussed below, the Company and a reinsurance affiliate maintain a portfolio of derivative investments that serve as a partial hedge of the risks associated with these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivative investments does not qualify for hedge accounting treatment under U.S. GAAP.

                                                                                          GMAB/GMWB/
                                                                             GMDB           GMIWB            GMIB
                                                                                               Variable Annuity
                                                                       -----------------------------------------------
                                                                                                (in thousands)
Beginning Balance as of December 31, 2009                              $        181,195 $        10,874 $        7,083
Incurred guarantee benefits - Impact of assumption and experience
 unlocking and true-ups (1)                                                    (56,363)               -          1,238
Incurred guarantee benefits (1)                                                  52,890         153,408          5,056
Paid guarantee benefits                                                        (47,232)               -              -
                                                                       ---------------- --------------- --------------
Beginning Balance as of December 31, 2010                                       130,490         164,282         13,377
                                                                       ---------------- --------------- --------------
Incurred guarantee benefits - Impact of assumption and experience
 unlocking and true-ups (1)                                                      23,078               -            570
Incurred guarantee benefits (1)                                                  60,428       1,619,312            504
Paid guarantee benefits                                                        (36,278)               -           (74)
                                                                       ---------------- --------------- --------------
Beginning Balance as of December 31, 2011                                       177,718       1,783,594         14,377
                                                                       ---------------- --------------- --------------
Incurred guarantee benefits--Impact of assumption and experience
 unlocking and true-ups (1)                                                      38,655               -          6,948
Incurred guarantee benefits (1)                                                  37,585           9,541          2,873
Paid guarantee benefits                                                        (31,431)               -          (682)
                                                                       ---------------- --------------- --------------
Balance as of December 31, 2012                                        $        222,527 $     1,793,135 $       23,516
                                                                       ================ =============== ==============

                                                                            Totals

                                                                       -----------------

Beginning Balance as of December 31, 2009                              $        199,152
Incurred guarantee benefits - Impact of assumption and experience
 unlocking and true-ups (1)                                                    (55,125)
Incurred guarantee benefits (1)                                                 211,354
Paid guarantee benefits                                                        (47,232)
                                                                       ----------------
Beginning Balance as of December 31, 2010                                       308,149
                                                                       ----------------
Incurred guarantee benefits - Impact of assumption and experience
 unlocking and true-ups (1)                                                      23,648
Incurred guarantee benefits (1)                                               1,680,244
Paid guarantee benefits                                                        (36,352)
                                                                       ----------------
Beginning Balance as of December 31, 2011                                     1,975,689
                                                                       ----------------
Incurred guarantee benefits--Impact of assumption and experience
 unlocking and true-ups (1)                                                      45,603
Incurred guarantee benefits (1)                                                  49,999
Paid guarantee benefits                                                        (32,113)
                                                                       ----------------
Balance as of December 31, 2012                                        $      2,039,178
                                                                       ================

(1)Incurred guarantee benefits include the portion of assessments established as additions to reserve as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The GMIB liability associated with fixed annuities is determined each period by estimating the present value of projected income benefits in excess of the account balance. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder accesses the guaranteed remaining balance through defined annual payments. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------

income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature and affiliated reinsurance agreements. The asset transfer feature, included in the design of certain optional living benefits, transfers assets between certain variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate accounts. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including, but not limited to, the impact of investment performance of the contractholder total account value. In general, but not always, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate accounts, and positive investment performance may result in transfers back to contractholder-selected variable investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum issuance age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Other Assets" in the Company's Statements of Financial Position. The Company offered various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and
(2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances", are as follows:

                                                                         Sales Inducements
                                                                         -----------------
                                                                           (in thousands)
Balance as of December 31, 2009                                                  $ 801,876
Capitalization                                                                     182,823
Amortization-Impact of assumption and experience unlocking and true-ups             32,445
Amortization-All other                                                            (232,542)
Change in unrealized gains/losses                                                   11,905
                                                                         -----------------
Balance as of December 31, 2010                                                    796,507
                                                                         -----------------
Capitalization                                                                      68,370
Amortization-Impact of assumption and experience unlocking and true-ups            (56,736)
Amortization-All other                                                            (378,682)
Change in unrealized gains/losses                                                      147
Other (1)                                                                           16,235
                                                                         -----------------
Balance as of December 31, 2011                                                    445,841
                                                                         -----------------
Capitalization                                                                      59,269
Amortization-Impact of assumption and experience unlocking and true-ups            133,214
Amortization-All other                                                             (94,752)
Change in unrealized gains/losses                                                   13,258
                                                                         -----------------
Balance as of December 31, 2012                                                  $ 556,830
                                                                         =================

(1)Balance sheet reclassification between DAC and DSI relating to refinement in methodology for allocating DAC/DSI balances for cohorts with both DAC and DSI persistency credits. Refer to Note 4 for impact to DAC.

8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes and certain assets on a different basis.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Statutory net income of the Company amounted to $217 million, $177 million and $348 million, for the years ended December 31, 2012, 2011 and 2010, respectively. Statutory surplus of the Company amounted to $448 million and $672 million at December 31, 2012 and 2011, respectively.

Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company's state of incorporation, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Summary of Operations. Dividends may only be paid out of unassigned surplus, adjusted for a portion of cumulative unrealized capital gains. There is a capacity to pay a dividend of $41 million after December 11, 2013, without prior approval.

On December 11, 2012 and June 29, 2012, the Company paid extra-ordinary dividends of $160 million and $248 million, respectively, to our ultimate parent, Prudential Financial. On November 29, 2011 and June 30, 2011, the Company paid an ordinary dividend of $318 million and an extra-ordinary dividend of $270 million, respectively, to Prudential Financial.

9.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                               2012              2011               2010
                                                                         ----------------- ----------------- ------------------

                                                                                             (in thousands)
Current tax expense:
U.S.                                                                      $         26,637  $         32,230  $        (27,926)
State and local                                                                          -                 -              (693)
                                                                         ----------------- ----------------- ------------------
Total                                                                     $         26,637  $         32,230  $        (28,619)
                                                                         ================= ================= ==================

Deferred tax expense:
U.S.                                                                               196,997         (198,293)            148,362
State and local                                                                          -                 -              (237)
                                                                         ----------------- ----------------- ------------------
Total                                                                     $        196,997  $      (198,293)  $         148,125
                                                                         ================= ================= ==================

Total income tax (benefit) expense on income from continuing operations            223,634         (166,063)            119,506
Income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                                (7,218)          (16,240)             25,591
  Additional paid-in capital                                                         5,730                 -                  -
                                                                         ----------------- ----------------- ------------------
Total income tax (benefit) expense                                        $        222,146  $      (182,303)  $         145,097
                                                                         ================= ================= ==================

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operat ions of $857.7 million, $(317.6) million and $533.3 million, and no income from foreign operations for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company's actual income tax expense on continuing operations for the years ended December 31, 2012, 2011, and 2010, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                     2012               2011              2010
                                               ----------------- ------------------ -----------------

                                                                   (in thousands)

Expected federal income tax (benefit) expense   $        300,192  $       (111,165)  $        186,653
Non taxable investment income                           (66,895)           (47,451)          (55,497)
Tax credits                                             (10,279)            (7,517)          (11,290)
State income taxes, net of federal benefit                     -                  -             (604)
Other                                                        616                 70               244
                                               ----------------- ------------------ -----------------
Total income tax (benefit) expense              $        223,634  $       (166,063)  $        119,506
                                               ================= ================== =================

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                     2012                2011
                                              ---------------------------------------
                                                          (in thousands)
Deferred tax assets
  Insurance reserves                           $          398,481  $          470,084
  Investments                                              86,745              88,757
  Compensation reserves                                     3,223               4,546
  Other                                                     1,547               1,697
                                              ------------------- -------------------
  Deferred tax assets                                     489,996             565,084
                                              ------------------- -------------------

Deferred tax liabilities
  VOBA and deferred policy acquisition cost               269,507             166,754
  Deferred annuity bonus                                  194,890             156,044
  Net unrealized gain on securities                       133,136             154,314
                                              ------------------- -------------------
  Deferred tax liabilities                                597,533             477,112
                                              ------------------- -------------------
Net deferred tax asset (liability)             $        (107,537)  $           87,971
                                              =================== ===================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2012, and 2011.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2012 and 2011, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. Tax years 2009 through 2011 are still open for IRS examination.

The Company had zero unrecognized tax benefits as of December 31, 2012 and 2011.

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2011, current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. For

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------

the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's net income. These activities had no impact on the Company's 2010, 2011 or 2012 results.

The Company is not currently under audit by the IRS or any state or local jurisdiction for the years prior to 2009.

In 2009, the Company joined in filing the federal tax return with its ultimate parent, Prudential Financial, Inc. For tax years 2009 through 2012, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents, short term investments, and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, and embedded derivatives resulting from certain products with guaranteed benefits.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                              As of December 31, 2012
                                               -------------------------------------------------------------------
                                                   Level 1          Level 2          Level 3         Netting(2)
                                               ---------------- ---------------- ---------------- ----------------
                                                                                  (in thousands)
Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of
 U.S. government authorities and agencies       $             -  $         4,686  $             -  $             -
Obligations of U.S. states and their
 political subdivisions                                       -          102,116                -                -
Foreign government bonds                                      -           55,529                -                -
Corporate securities                                          -        3,095,699           95,555                -
Asset-backed securities                                       -          118,179           69,298                -
Commercial mortgage-backed securities                         -          394,902                -                -
Residential mortgage-backed securities                        -          267,486                -                -
                                               ---------------- ---------------- ---------------- ----------------
   Sub-total                                                  -        4,038,597          164,853                -
Trading account assets:
Asset-backed securities                                       -            2,022                -                -
Equity securities                                         5,687                -              207                -
                                               ---------------- ---------------- ---------------- ----------------
   Sub-total                                              5,687            2,022              207                -
                                               ---------------- ---------------- ---------------- ----------------

Equity securities, available-for-sale                         -               22                -                -
Short-term investments                                  103,761                -                -                -
Cash equivalents                                              -                -                -                -
Other long-term investments                                   -          173,348            1,054         (42,351)
Reinsurance recoverables                                      -                -        1,732,094                -
Other assets                                                  -           20,632            1,995                -
                                               ---------------- ---------------- ---------------- ----------------
   Sub-total excluding separate account
    assets                                              109,448        4,234,621        1,900,203         (42,351)

Separate account assets (1)                             122,142       44,479,578                -                -
                                               ---------------- ---------------- ---------------- ----------------
   Total assets                                 $       231,590  $    48,714,199  $     1,900,203  $      (42,351)
                                               ================ ================ ================ ================
Future policy benefits                          $             -  $             -  $     1,793,137  $             -
Other liabilities                                             -           42,351                -         (42,351)
                                               ---------------- ---------------- ---------------- ----------------
   Total liabilities                            $             -  $        42,351  $     1,793,137  $      (42,351)
                                               ================ ================ ================ ================

                                               ------------------
                                                     Total
                                               -----------------

Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of
 U.S. government authorities and agencies       $          4,686
Obligations of U.S. states and their
 political subdivisions                                  102,116
Foreign government bonds                                  55,529
Corporate securities                                   3,191,254
Asset-backed securities                                  187,477
Commercial mortgage-backed securities                    394,902
Residential mortgage-backed securities                   267,486
                                               -----------------
   Sub-total                                           4,203,450
Trading account assets:
Asset-backed securities                                    2,022
Equity securities                                          5,894
                                               -----------------
   Sub-total                                               7,916
                                               -----------------

Equity securities, available-for-sale                         22
Short-term investments                                   103,761
Cash equivalents                                               -
Other long-term investments                              132,051
Reinsurance recoverables                               1,732,094
Other assets                                              22,627
                                               -----------------
   Sub-total excluding separate account
    assets                                             6,201,921

Separate account assets (1)                           44,601,720
                                               -----------------
   Total assets                                 $     50,803,641
                                               =================
Future policy benefits                          $      1,793,137
Other liabilities                                              -
                                               -----------------
   Total liabilities                            $      1,793,137
                                               =================

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


                                                                               As of December 31, 2011 (3)
                                                    ----------------------------------------------------------------
                                                        Level 1         Level 2         Level 3       Netting (2)
                                                    --------------- --------------- --------------- ---------------
                                                                                     (in thousands)
Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of U.S.
 government authorities and agencies                 $            -  $       86,036  $            -  $            -
Obligations of U.S. states and their political
 subdivisions                                                     -          94,158               -               -
Foreign government securities                                     -          77,230               -               -
Corporate securities                                          6,705       3,854,846          89,658               -
Asset-backed securities                                           -         128,821          48,563               -
Commercial mortgage-backed securities                             -         491,757               -               -
Residential mortgage-backed securities                            -         395,993               -               -
                                                    --------------- --------------- --------------- ---------------
   Sub-total                                                  6,705       5,128,841         138,221               -
Trading account assets:
Asset-backed securities                                           -          31,571               -               -
Equity securities                                             6,804               -             203               -
                                                    --------------- --------------- --------------- ---------------
   Sub-total                                                  6,804          31,571             203               -
                                                    --------------- --------------- --------------- ---------------

Equity securities, available-for-sale                         3,071               -               -               -
Short-term investments                                      227,235          10,366               -               -
Cash equivalents                                              8,112               -               -               -
Other long-term investments                                       -         191,144           1,213         (40,012)
Reinsurance recoverables                                          -               -       1,747,757               -
Other assets                                                      -          25,225               -               -
                                                    --------------- --------------- --------------- ---------------
   Sub-total excluding separate account assets              251,927       5,387,147       1,887,394         (40,012)

Separate account assets (1)                               1,039,821      41,902,937               -               -
                                                    --------------- --------------- --------------- ---------------
   Total assets                                      $    1,291,748  $   47,290,084  $    1,887,394  $      (40,012)
                                                    =============== =============== =============== ===============
Future policy benefits                               $            -  $            -  $    1,783,595  $            -
Other liabilities                                                 -          40,012               -         (40,012)
                                                    --------------- --------------- --------------- ---------------
   Total liabilities                                 $            -  $       40,012  $    1,783,595  $      (40,012)
                                                    =============== =============== =============== ===============

                                                    -----------------
                                                         Total
                                                    ----------------

Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of U.S.
 government authorities and agencies                 $        86,036
Obligations of U.S. states and their political
 subdivisions                                                 94,158
Foreign government securities                                 77,230
Corporate securities                                       3,951,209
Asset-backed securities                                      177,384
Commercial mortgage-backed securities                        491,757
Residential mortgage-backed securities                       395,993
                                                    ----------------
   Sub-total                                               5,273,767
Trading account assets:
Asset-backed securities                                       31,571
Equity securities                                              7,007
                                                    ----------------
   Sub-total                                                  38,578
                                                    ----------------

Equity securities, available-for-sale                          3,071
Short-term investments                                       237,601
Cash equivalents                                               8,112
Other long-term investments                                  152,345
Reinsurance recoverables                                   1,747,757
Other assets                                                  25,225
                                                    ----------------
   Sub-total excluding separate account assets             7,486,456

Separate account assets (1)                               42,942,758
                                                    ----------------
   Total assets                                      $    50,429,214
                                                    ================
Future policy benefits                               $     1,783,595
Other liabilities                                                  -
                                                    ----------------
   Total liabilities                                 $     1,783,595
                                                    ================

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Statements of Financial Position.

(2) "Netting" amounts represent the impact of offsetting asset and liability positions held with the same counterparty.

(3) Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally developed valuation. As of December 31, 2012 and December 31, 2011 over-rides on a net basis were not material. Pricing service over-rides, internally developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Private fixed maturities also include debt investments in funds that pay a stated coupon and a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value ("NAV"). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - Trading account assets consist primarily of asset-backed, equity securities, and perpetual preferred stocks whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities" and below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk ("NPR"), liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask, spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the over-the-counter ("OTC") derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross currency swaps and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility, and other factors.

To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates additional spreads over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models (such as Monte Carlo simulation models and other techniques) with some significant unobservable market inputs or inputs (e.g. interest rates, equity indices, dividend yields, etc.) from less actively traded markets (e.g model-specific input values, including volatility parameters, etc.). Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values. As of December 31, 2012 and December 31, 2011, there were derivatives with the fair value of $0.7 million and $1.0 million, respectively, classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs, and these investments have primarily been classified within Level 2.

Separate Account Assets - Separate Account Assets include fixed maturity securities, treasuries, and equity securities for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities" and "Equity Securities."

Other Assets - Other assets carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are accounted for as embedded derivatives and are described below in "Future Policy Benefits." The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the embedded derivative guarantee.

Future Policy Benefits - The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company's variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB, GMWB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various policyholder behavior assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate and implied volatility assumptions, the Company's market-perceived risk of its own non-performance, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and implied volatility. In the risk neutral valuation, interest rates are used to both grow the policyholders' account values and discount all projected future cash flows. The Company's discount rate assumption is based on the LIBOR swap curve, adjusted for an additional spread over LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 - During the year ended December 31, 2012, $4.5 million of mutual fund shares were transferred from Level 1 to Level 2 in the Company's Separate Account due to the fund's net asset value no longer being available to the public. Additionally, $7.0 million of preferred stock was transferred from Level 1 to Level 2. These transfers were the result of an ongoing monitoring assessment of pricing inputs to ensure appropriateness of the level classification in the fair value hierarchy. There were no transfers between Levels 1 and 2 for the years ended December 31, 2011 and December 31, 2010.

Level 3 Assets and Liabilities by Price Source - The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                          As of December 31, 2012
                             --------------------------------------------------
                              Internal (1)       External (2)        Total
                             ---------------   --------------   ---------------
                                               (in thousands)
Corporate securities         $        92,263   $        3,292   $        95,555
Asset-backed securities                    -           69,298            69,298
Equity securities                          -              207               207
Other long-term Investments              739              315             1,054
Reinsurance recoverables           1,732,094                -         1,732,094
Other assets                               -            1,995             1,995
                             ---------------   --------------   ---------------
  Total assets               $     1,825,096   $       75,107   $     1,900,203
                             ===============   ==============   ===============
Future policy benefits             1,793,137                -         1,793,137
                             ---------------   --------------   ---------------
  Total liabilities          $     1,793,137   $            -   $     1,793,137
                             ===============   ==============   ===============

(1)Represents valuations reflecting both internally-derived and market inputs, as well as third-party pricing information or quotes. See below for additional information related to internally-developed valuation for significant items in the above table.
(2)Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities - The table below presents quantitative information on significant internally priced Level 3 assets and liabilities for which the investment risks associated with market value changes are borne by the Company.

                                                                    As of December 31, 2012
                          ----------------------------------------------------------------------------------------
                                                                                               Range (Weighted
                            Fair Value     Valuation Techniques       Unobservable Inputs         Average)
                          -------------- ----------------------    ------------------------  --------------------
                                                  (in thousands)
Assets:

Corporate securities      $       92,263 Discounted cash flow      Discount rate             3.27 -17.50%(3.74%)
                                         Cap at call price         Call price                         100%(100%)
-------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables  $    1,732,094 Fair values are determined in the same manner as future policy benefits
-------------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits    $    1,793,137 Discounted cash flow      Lapse rate (2)                       0% - 14%

                                                                   NPR spread (3)                  0.20% - 1.60%
                                                                   Utilization rate (4)                70% - 94%
                                                                   Withdrawal rate (5)                85% - 100%
                                                                   Mortality rate (6)                   0% - 13%
                                                                   Equity Volatility curve             19% - 34%
-------------------------------------------------------------------------------------------------------------------

                          -----------------------
                            Impact of Increase in
                          Input on Fair Value (1)
                          -----------------------

Assets:

Corporate securities             Decrease
                                 Increase
--------------------------------------------------
Reinsurance recoverables
--------------------------------------------------
Liabilities:

Future policy benefits           Decrease

                                 Decrease
                                 Increase
                                 Increase
                                 Decrease
                                 Increase
--------------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed amount and the current policyholder account value as well as other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the guaranteed amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(3)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company believes it appropriate to reflect the financial strength ratings of the Company as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company adjusted for any illiquidity risk premium.
(4)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilizing the benefit. These assumptions vary based on the product type, the age of the contractholder, and the age of the contract. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.
(5)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(6)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation unit oversees the valuation of optional living benefit features of the Company's variable annuity contracts. The valuation unit works with segregated modeling and database administration teams to validate the appropriateness of input data and logic, data flow and implementation.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon historical experience giving consideration to any observable market data, including available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                                                Year Ended December 31, 2012
                                                     ----------------------------------------------------------------
                                                     Fixed Maturities Available-For-Sale
                                                     ----------------------------------

                                                                                          Trading
                                                                                          Account
                                                                           Asset-         Assets -     Other Long
                                                       Corporate           Backed          Equity         Term
                                                       Securities        Securities      Securities    Investments
                                                     -----------------------------------------------------------------
                                                                                       (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $      89,658     $       48,563    $      203   $      1,213
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                  1,606                  -             -         (2,326)
    Asset management fees and other income                       -                  -             4             (3)
   Included in other comprehensive income (loss)             2,271              1,109             -              -
 Net investment income                                       4,634                649             -              -
 Purchases                                                   5,400             30,311             -          2,166
 Sales                                                         (29)                 -             -              -
 Issuances                                                       -                  -             -              -
 Settlements                                                (8,286)           (11,334)            -              4
 Transfers into Level 3 (1)                                 11,992                  -             -              -
 Transfers out of Level 3 (1)                              (11,691)                 -             -              -
                                                     -------------     --------------    ----------   ------------
Fair Value, end of period assets/(liabilities)       $      95,555     $       69,298    $      207   $      1,054
                                                     =============     ==============    ==========   ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (2):
   Included in earnings:
    Realized investment gains (losses), net          $           -     $            -    $        -   $     (1,349)
    Asset management fees and other income           $           -     $            -    $        4   $         (3)
    Interest credited to policyholders' account
     balances                                        $           -     $            -    $        -   $          -

                                                       Year Ended December 31, 2012
                                                     -------------------------------
                                                                        Future Policy
                                                      Other Assets        Benefits
                                                     -------------     --------------
                                                              (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                $           -     $   (1,783,595)
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                      -            230,349
    Asset management fees and other income                       -                  -
    Interest credited to policyholder account
     balances
   Included in other comprehensive income (loss)                (5)                 -
 Net investment income                                           -                  -
 Purchases                                                   2,000                  -
 Sales                                                           -                  -
 Issuances                                                       -           (239,891)
 Settlements                                                     -                  -
 Transfers into Level 3 (1)                                      -                  -
 Transfers out of Level 3 (1)                                    -                  -
                                                     -------------     --------------
Fair Value, end of period assets/(liabilities)       $       1,995     $   (1,793,137)
                                                     =============     ==============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (2):
   Included in earnings:
    Realized investment gains (losses), net          $           -     $      179,477
    Asset management fees and other income           $           -     $            -
    Interest credited to policyholders' account
     balances                                        $           -     $            -

                                                     -------------------






                                                       Reinsurance
                                                       Recoverables
                                                     -------------------

Fair Value, beginning of period
 assets/(liabilities)                                $      1,747,757
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                  (244,519)
    Asset management fees and other income                          -
   Included in other comprehensive income (loss)                    -
 Net investment income                                              -
 Purchases                                                    228,856
 Sales                                                              -
 Issuances                                                          -
 Settlements                                                        -
 Transfers into Level 3 (1)                                         -
 Transfers out of Level 3 (1)                                       -
                                                     ----------------
Fair Value, end of period assets/(liabilities)       $      1,732,094
                                                     ================
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still held at the end
   of the period (2):
   Included in earnings:
    Realized investment gains (losses), net          $       (194,274)
    Asset management fees and other income           $              -
    Interest credited to policyholders' account
     balances                                        $              -







Fair Value, beginning of period
 assets/(liabilities)
 Total gains (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net
    Asset management fees and other income
    Interest credited to policyholder account
     balances
   Included in other comprehensive income (loss)
 Net investment income
 Purchases
 Sales
 Issuances
 Settlements
 Transfers into Level 3 (1)
 Transfers out of Level 3 (1)

Fair Value, end of period assets/(liabilities)

Unrealized gains (losses) for the period relating to those
 Level 3 assets that were still held at the end of the period (2):
   Included in earnings:
    Realized investment gains (losses), net
    Asset management fees and other income
    Interest credited to policyholders' account balances

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


                                                                                        Year Ended December 31, 2011
                                                     -------------------------------------------------------------------
                                                     Fixed Maturities Available-For-Sale
                                                     ------------------------------------


                                                                                             Equity
                                                                                          Securities -    Other Long-
                                                         Corporate        Asset Backed     Available-        Term
                                                        Securities         Securities       For-Sale      Investments
                                                     --------------------------------------------------------------------
                                                                                               (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                  $      74,255     $      53,857       $   -       $          -
 Total gains or (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                       46                 -           -             (1,285)
    Asset management fees and other income                         -                 -           -                (19)
   Included in other comprehensive income (loss)               5,472               206           -                  -
 Net investment income                                         4,579               430           1                  -
 Purchases                                                     8,702                 -           -                262
 Sales                                                             -                 -        (747)                 -
 Issuances                                                         -                 -           -                  -
 Settlements                                                  (5,356)           (5,930)          -                  -
 Transfers into Level 3 (1)                                   51,135                 -         976              2,255
 Transfers out of Level 3 (1)                                (49,175)                -           -                  -
 Other (3)                                                         -                 -        (230)                 -
                                                     -----------------   -------------    ------------   ------------
Fair Value, end of period assets/(liabilities)         $      89,658     $      48,563       $   -       $      1,213
                                                     =================   =============    ============   ============
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still heldat the end of
   the period (2):
   Included in earnings:
    Realized investment gains (losses), net            $           -     $           -       $   -       $     (1,311)
    Asset management fees and other income             $           -     $           -       $   -       $        (19)

                                                        Year Ended
                                                     December 31, 2011
                                                     -----------------
                                                       Future Policy
                                                         Benefits
                                                     ------------------
                                                      (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                                  $    (164,283)
 Total gains or (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net               (1,396,276)
    Purchases                                                      -
    Sales                                                   (223,036)
    Issuances                                                      -
    Settlements                                                    -
    Transfers into Level 3 (1)                                     -
    Transfers out of Level 3 (1)                                   -
                                                       -------------
Fair Value, end of period assets/(liabilities)         $  (1,783,595)
                                                       =============
Unrealized gains (losses) for the period relating
 to
 Level 3 assets that were still heldat the end of
   the period (2):
   Included in earnings:
    Realized investment gains (losses), net            $  (1,403,609)
    Interest credited to policyholders' account
     balances                                          $           -

                                                     ------------------------------



                                                                         Trading
                                                                         Account
                                                                         Assets -
                                                       Reinsurance        Equity
                                                       Recoverable      Securities
                                                     --------------------------------

Fair Value, beginning of period
 assets/(liabilities)                                $        186,735   $        -
 Total gains or (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                 1,348,271            -
    Asset management fees and other income                          -          (27)
   Included in other comprehensive income (loss)                    -            -
 Net investment income                                              -            -
 Purchases                                                    212,751            -
 Sales                                                              -            -
 Issuances                                                          -            -
 Settlements                                                        -            -
 Transfers into Level 3 (1)                                         -            -
 Transfers out of Level 3 (1)                                       -            -
 Other (3)                                                          -          230
                                                     ----------------   ----------
Fair Value, end of period assets/(liabilities)       $      1,747,757   $      203
                                                     ================   ==========
Unrealized gains (losses) for the period relating
 to those
 Level 3 assets that were still heldat the end of
   the period (2):
   Included in earnings:
    Realized investment gains (losses), net          $      1,356,358   $        -
    Asset management fees and other income           $              -   $      (27)








Fair Value, beginning of period
 assets/(liabilities)
 Total gains or (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net
    Purchases
    Sales
    Issuances
    Settlements
    Transfers into Level 3 (1)
    Transfers out of Level 3 (1)

Fair Value, end of period assets/(liabilities)

Unrealized gains (losses) for the period relating to
 Level 3 assets that were still heldat the end of the period (2):
   Included in earnings:
    Realized investment gains (losses), net
    Interest credited to policyholders' account balances

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


                                                                             Year Ended December 31, 2010
                                                               --------------------------------------------------------
                                                                 Fixed Maturities Available-For-Sale
                                                               ---------------------------------------

                                                                                   Foreign         Asset
                                                                 Corporate       Government        Backed     Reinsurance
                                                                Securities          Bonds        Securities   Recoverable
                                                               --------------------------------------------------------------
                                                                                    (in thousands)
Fair Value, beginning of period assets/(liabilities)             $  63,634         $ 1,219        $ 43,794     $ 40,351
 Total gains or (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                          1,083               -          (1,247)     (43,339)
    Asset management fees and other income                               -               -               -            -
   Included in other comprehensive income (loss)                     3,072             (12)           (963)           -
 Net investment income                                               4,195              (1)             17            -
 Purchases, sales issuances, and settlements                       (10,830)                         29,676      189,723
 Sales
 Issuances
 Settlements
 Transfers into Level 3 (1)                                         13,101               -               -            -
 Transfers out of Level 3 (1)                                            -          (1,206)        (17,420)           -
Other                                                          -------------     -----------     ----------   -----------
Fair Value, end of period assets/(liabilities)                   $  74,255         $     -        $ 53,857     $186,735
                                                               =============     ===========     ==========   ===========
 Unrealized gains (losses) for the period relating to those
   Level 3 assets that were still heldat the end of the
    period (2):
    Included in earnings:
    Realized investment gains (losses), net                      $       -         $     -        $   (654)    $(40,069)
    Asset management fees and other income                       $       -         $     -        $      -     $      -

                                                               Year Ended December 31, 2010
                                                               -----------------------------

                                                               Future Policy        Other
                                                                 Benefits        Liabilities
                                                               ------------------------------
                                                                     (in thousands)
Fair Value, beginning of period assets/(liabilities)             $ (10,874)            (53)
 Total gains or (losses) (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses), net                         45,258              53
    Purchases, sales issuances, and settlements                   (198,667)              -
    Sales                                                                -               -
    Issuances                                                            -               -
    Settlements                                                          -               -
    Transfers into Level 3 (1)                                           -               -
    Transfers out of Level 3 (1)                                         -               -
                                                                 ---------         -------
Fair Value, end of period assets/(liabilities)                   $(164,283)              -
                                                                 =========         =======
Unrealized gains (losses) for the period relating to
 Level 3 assets that were still heldat the end of the
   period (2):
   Included in earnings:
    Realized investment gains (losses), net                      $  42,759               -
    Interest credited to policyholders' account balances         $       -               -

(1)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(2)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(3)Other primarily represents reclasses of certain assets between reporting categories.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that cannot be validated) for which information from third party pricing services (that can be validated) was previously utilized. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate. Other significant transfers into and/or out of Level 3 are discussed below:

For the year ended December 31, 2010, the majority of the transfers out of Level 3 for Fixed Maturities Available-for-Sale- Assets-Backed Securities resulted from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages had been becoming increasingly active. The pricing received from independent pricing services could be validated by the Company. The market for asset-backed securities was deemed inactive in 2009.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                               December 31, 2012                December 31, 2011
                                                 --------------------------------------------- -------------------

                                                                                     Carrying             Carrying
                                                             Fair Value             Amount (1) Fair Value  Amount
-                                                ---------------------------------- ---------- ---------- --------

                                                 Level 1 Level 2  Level 3   Total     Total      Total     Total
                                                 ------- -------- -------- -------- ---------- ---------- --------
                                                                (in thousands)
Assets:
  Commercial mortgage and other loans               $  - $      - $473,964 $473,964   $426,981 $  490,151 $449,359
  Policy loans                                         -        -   11,957   11,957     11,957     14,316   14,316
  Cash                                               266        -        -      266        266        749      749
  Accrued investment income                            -   44,656        -   44,656     44,656     59,033   59,033
  Other assets                                         -   10,614    1,995   12,609     12,609     12,237   12,237
                                                 ------- -------- -------- -------- ---------- ---------- --------
   Total assets                                     $266 $ 55,270 $487,916 $543,452   $496,469 $  576,486 $535,694
                                                 ======= ======== ======== ======== ========== ========== ========
Liabilities:
  Policyholders' Account Balances - Investment
   contracts                                        $  - $      - $ 78,159 $ 78,159   $ 75,242 $   66,659 $ 66,176
  Cash collateral for loaned securities                -   38,976        -   38,976     38,976    125,884  125,884
  Short-term debt                                      -        -        -        -          -     27,803   27,803
  Long-term debt                                       -  426,827        -  426,827    400,000    627,415  600,000
  Other liabilities                                    -  194,047        -  194,047    194,047    169,139  169,139
  Separate account liabilities - investment
   contracts                                           -      964        -      964        964      1,192    1,192
                                                 ------- -------- -------- -------- ---------- ---------- --------
   Total liabilities                                $  - $660,814 $ 78,159 $738,973   $709,229 $1,018,092 $990,194
                                                 ======= ======== ======== ======== ========== ========== ========

(1)Carrying values presented herein differ from those in the Company's Statements of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

Policy Loans carrying value approximates fair value.

Cash, Accrued Investment Income and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash, accrued investment income, and other assets that meet the definition of financial instruments, including receivables such as unsettled trades, accounts receivable.

Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Cash Collateral for Loaned Securities

This represents the collateral received or paid in connection with loaning or borrowing securities. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received/paid.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities

Other liabilities are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Separate Account Liabilities - Investment Contracts

Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees. Therefore, carrying value approximates fair value.

11.   DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range. These hedges do not qualify for hedge accounting.

Foreign Exchange Contracts

Currency derivatives, including currency swaps, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell , and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company sells credit protection on an identified name, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these embedded derivatives to affiliates, Pruco Re and Prudential Insurance. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.

The fair value of the living benefit feature embedded derivatives included in "Future policy benefits" was a liability of $1,793 million and $1,784 million as of December 31, 2012 and December 31, 2011, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re and Prudential Insurance included in "Reinsurance recoverables" was an asset of $1,733 million and $1,748 million as of December 31, 2012 and December 31, 2011, respectively.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-dealer or broker capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                                             December 31, 2012                      December 31, 2011
                                                    ------------------------------------   -----------------------------------
                                                                          Fair Value                            Fair Value
                                                          Notional   ---------------------      Notional   ---------------------
                                                           Amount     Assets   Liabilities       Amount     Assets   Liabilities
                                                        ------------------------------------------------------------------------

                                                                                    (in thousands)
Derivatives Designated as Hedging Instruments:
Currency/Interest Rate                                  $     65,612 $     192 $  (3,309)      $    47,702 $     867 $  (1,796)
                                                        ------------ --------- ----------      ----------- --------- ----------
Total Qualifying Hedges                                 $     65,612 $     192 $  (3,309)      $    47,702 $     867 $  (1,796)
                                                        ============ ========= ==========      =========== ========= ==========
Derivatives Not Qualifying as Hedging Instruments:
Interest Rate
Interest Rate Swaps                                     $  2,332,950 $ 139,258 $ (24,075)      $ 1,652,950 $ 145,380 $  (8,546)
Interest Rate Options                                        100,000    15,330          -          100,000    17,048          -
Currency/Interest Rate
Foreign Currency Swaps                                        61,126     1,715    (2,894)           62,280     2,852    (4,975)
Credit
Credit Default Swaps                                         345,050       411    (1,413)          399,050     1,737    (2,165)
Equity
Total Return Swaps                                           253,766       193    (3,741)          199,446     1,067    (4,838)
Equity Options                                             7,800,982    16,988    (6,920)        2,798,732    23,161   (17,692)
                                                        ------------ --------- ----------      ----------- --------- ----------
Total Non-Qualifying Hedges                             $ 10,893,874 $ 173,895 $ (39,043)      $ 5,212,458 $ 191,245 $ (38,216)
                                                        ============ ========= ==========      =========== ========= ==========
Total Derivatives (1)                                   $ 10,959,486 $ 174,087 $ (42,352)      $ 5,260,160 $ 192,112 $ (40,012)
                                                        ============ ========= ==========      =========== ========= ==========

  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was a liability of $1,793 million and $1,787 million as of December 31, 2012 and December 31, 2011, respectively, included in "Future policy benefits" and "Fixed maturities, available-for-sale."

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                                         Year Ended December 31, 2012
-                                                       -------------------------------------------------------------
                                                                                                               Accumulated
                                                           Realized            Net                                Other
                                                          Investment        Investment                        Comprehensive
                                                        Gains/(Losses)        Income        Other Income       Income (1)
                                                        --------------------------------------------------------------------
                                                                                (in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate                            $                -  $         (116) $             14  $          (2,106)
                                                        --------------      ----------      ------------      -------------
  Total cash flow hedges                                             -            (116)               14             (2,106)
                                                        --------------      ----------      ------------      -------------
Derivatives Not Qualifying as Hedging Instruments:
  Interest Rate                                                  5,030               -                 -                  -
  Currency                                                         (15)              -                 -                  -
  Currency/Interest Rate                                        (1,368)              -               (17)                 -
  Credit                                                           143               -                 -                  -
  Equity                                                       (56,158)              -                 -                  -
  Embedded Derivatives                                         (55,295)              -                 -                  -
                                                        --------------      ----------      ------------      -------------
  Total non-qualifying hedges                                 (107,663)              -               (17)                 -
                                                        --------------      ----------      ------------      -------------
  Total                                             $         (107,663) $         (116) $             (3) $          (2,106)
                                                        ==============      ==========      ============      =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

                                                                        Year Ended December 31, 2011
-                                                       ------------------------------------------------------------
                                                                                                              Accumulated
                                                           Realized            Net                               Other
                                                          Investment        Investment                       Comprehensive
                                                        Gains/(Losses)        Income        Other Income      Income (1)
                                                        ------------------------------------------------------------------
                                                                               (in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate                            $                -  $          (89) $              1 $           1,504
                                                        --------------      ----------      ------------     -------------
  Total cash flow hedges                                             -             (89)                1             1,504
                                                        --------------      ----------      ------------     -------------
Derivatives Not Qualifying as Hedging Instruments:
  Interest Rate                                                114,601               -                 -                 -
  Currency/Interest Rate                                         1,281               -                 -                 -
  Credit                                                           915               -                 -                 -
  Equity                                                       (28,070)              -                 -                 -
  Embedded Derivatives                                        (100,093)              -                 -                 -
                                                        --------------      ----------      ------------     -------------
  Total non-qualifying hedges                                  (11,366)              -                 -                 -
                                                        --------------      ----------      ------------     -------------
  Total                                             $          (11,366) $          (89) $              1 $           1,504
                                                        ==============      ==========      ============     =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


                                                                          Year Ended December 31, 2010
                                                        ---------------------------------------------------------------
                                                                                                              Accumulated
                                                           Realized            Net                               Other
                                                          Investment        Investment                       Comprehensive
                                                        Gains/(Losses)        Income       Other Income       Income (1)
                                                        -------------------------------------------------------------------
                                                                                 (in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
  Currency/Interest Rate                            $                -  $           61 $            (26) $          (1,822)
                                                        --------------      ----------     ------------      -------------
  Total cash flow hedges                                             -              61              (26)            (1,822)
Derivatives Not Qualifying as Hedging Instruments:
  Interest Rate                                                 53,077               -                -                  -
  Currency/Interest Rate                                         1,105               -                -                  -
  Credit                                                           873               -                -                  -
  Equity                                                       (10,865)              -                -                  -
  Embedded Derivatives                                         (34,682)              -                -                  -
                                                        --------------      ----------     ------------      -------------
  Total non-qualifying hedges                                    9,508               -                -                  -
                                                        --------------      ----------     ------------      -------------
  Total                                             $            9,508  $           61 $            (26) $          (1,822)
                                                        ==============      ==========     ============      =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2012, 2011 and 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2009                                                                    $  (640)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2010            (1,260)
Amount reclassified into current period earnings                                                 (562)
                                                                                     ----------------
Balance, December 31, 2010                                                                     (2,462)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011             1,415
Amount reclassified into current period earnings                                                   85
                                                                                     ----------------
Balance, December 31, 2011                                                                       (962)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012            (2,207)
Amount reclassified into current period earnings                                                  101
                                                                                     ----------------
Balance, December 31, 2012                                                                    $(3,068)
                                                                                     ================

As of December 31, 2012 and 2011, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 21 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Statements of Equity.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Credit Derivatives Written

The following table sets forth the composition of the Company's credit derivatives where it has written credit protection, excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

                                  December 31, 2012   December 31, 2011
                                 ------------------- -------------------
                                 Notional Fair Value Notional Fair Value
       Industry                  -------- ---------- -------- ----------
                                             (in thousands)
       Corporate Securities:
         Consumer Non-cyclical   $120,000    $146    $120,000   $  655
         Capital Goods             90,000     109      90,000      315
         Basic Industry            40,000      68      40,000      248
         Transportation            25,000      30      25,000      106
         Consumer Cyclical         20,000      29      20,000      120
         Energy                    20,000      29      20,000      101
         Finance                        -       -      54,000       95
                                 --------    ----    --------   ------
       Total Credit Derivatives  $315,000    $411    $369,000   $1,640
                                 ========    ====    ========   ======

The Company writes credit derivatives under which the Company is obligated to pay a related party counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $315 million and $369 million notional of credit default swap ("CDS") selling protection with an associated fair value of less than $1 million and $2 million, at December 31, 2012 and December 31, 2011, respectively. These credit derivatives generally have maturities of less than 1 year. At December 31, 2012 and December 31, 2011, the underlying credits had NAIC designation ratings of 1 and 2.

The Company holds certain externally-managed investments in the European market which contain embedded derivatives whose fair values are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading "Accumulated other comprehensive income (loss)" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these investments was $0 million and $7 million at December 31, 2012 and December 31, 2011, respectively. The fair value of the embedded derivatives included in "Fixed maturities, available-for-sale" was a liability of $0 million and $3 million at December 31, 2012 and December 31, 2011, respectively.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2012 and December 31, 2011, the Company had $30 million of outstanding notional amounts, respectively reported at fair value as a liability of $1 million and $2 million, respectively.

Counterparty Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12. CONTINGENT LIABILITIES AND LITIGATION

Commitments

The Company had made commitments to fund $8 million of commercial loans as of December 31, 2012. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $13 million as of December 31, 2012.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company's businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. The Company estimates that as of December 31, 2012, the aggregate range of reasonably possible losses in excess of accruals established for those litigation and regulatory matters for which such an estimate currently can be made is $0 to approximately $6 million. The estimate is not an indication of expected loss, if any, or the Company's maximum possible loss exposure on such matters. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC., filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs.

In March 2012, a qui tam action on behalf of the State of Minnesota, Total Asset Recovery v. MetLife Inc., et al., Prudential Financial Inc., The Prudential Insurance Company of America and Prudential Holdings, Inc., filed in the Fourth Judicial District, Hennepin County, in the State of Minnesota was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Minnesota in violation of the Minnesota False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In June 2012, the Company filed a motion to dismiss the complaint. In December 2012, the Court granted the Company's motion to dismiss, and the complaint was dismissed with prejudice.

In January 2012, a qui tam action on behalf of the State of Illinois, Total Asset Recovery Services v. Met Life Inc, et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Holdings, LLC, filed in the Circuit Court of Cook County, Illinois, was served on the Company. The complaint alleges that the Company failed to escheat life insurance proceeds to the State of Illinois in violation of the Illinois False Claims Whistleblower Reward and Protection Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In April, 2012, the Company filed a motion to dismiss the complaint. In September 2012, the complaint was withdrawn without prejudice.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contract holders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------

procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and
(3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York Department of Financial Services ("NYDFS") has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws. The Minnesota Attorney General has also requested information regarding the Company's use of the SSMDF and its claim handling procedures and the Company is one of several companies subpoenaed by the Minnesota Department of Commerce, Insurance Division. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company's unclaimed property procedures.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13.   RELATED PARTY TRANSACTIONS

The Company is a party to numerous transactions and relationships with its affiliate Prudential Insurance and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program sponsored by Prudential Financial.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on earnings and length of service. Other benefits are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $3 million, $3 million and $4 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Prudential Insurance sponsors voluntary savings plans for the Company's employees ("401(k) plans"). The 401(k) plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged to the Company for the matching contribution to the 401(k) plans was $1 million, $1 million and $2 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Affiliated Asset Administration Fee Income

In accordance with an agreement with AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $226 million, $243 million and $238 million for the years ended December 31, 2012, 2011 and 2010 respectively. These revenues are recorded as "Asset administration fees and other income" in the Statements of Operations and Comprehensive Income.

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $8 million, $9 million and $8 million for the years ended December 31, 2012, 2011 and 2010, respectively. These expenses are recorded as "Net Investment Income" in the Statements of Operations and Comprehensive Income.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


Cost Allocation Agreements with Affiliates

Certain operating costs (including rental of office space, furniture, and equipment) have been charged to the Company at cost by Prudential Annuities Information Services and Technology Corporation ("PAIST"), formerly known as American Skandia Information Services and Technology Corporation, an affiliated company. PALAC signed a written service agreement with PAIST for these services executed and approved by the Connecticut Insurance Department in 1995. This agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.

Allocated lease expense were $4 million for the years ended December 31, 2012, 2011 and 2010. Allocated sub-lease rental income, recorded as a reduction to lease expense was $4 million, $2 million and $4 million, for the years ended December 31, 2012, 2011 and 2010, respectively. Assuming that the written service agreement between PALAC and PAIST continues indefinitely, PALAC's allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2012 are as follows (in thousands):

                        Lease      Sub-Lease
                     ------------ -----------
2013                 $      5,974 $     1,827
2014                        4,938         907
2015                        3,894           -
2016                        3,790           -
2017                        3,716           -
2018 and thereafter         7,122           -
                     ============ ===========
Total                $     29,434 $     2,734
                     ============ ===========

The Company pays commissions and certain other fees to PAD in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to unaffiliated broker-dealers who sold and service the Company's products. Commissions and fees paid by the Company to PAD were $186 million, $185 million and $409 million during the years ended December 31, 2012, 2011 and 2010, respectively.

Reinsurance Agreements

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features.

The following table provides information relating to fees ceded under these agreements which are included in "Realized investment gains (losses), net" on the Statement of Operations and Comprehensive Income for the dates indicated:

                                                                                     Years Ended
                                                                     --------------------------------------------
                                                                      December 31,   December 31,   December 31,
                                                                          2012           2011           2010
                                                                     -------------- -------------- --------------
Pruco Reinsurance
  Effective August 24, 2009
   Highest Daily Lifetime 6 Plus ("HD6 Plus")                        $       50,313 $       47,021 $       31,412
   Spousal Highest Daily Lifetime 6 Plus ("SHD6")                            21,834         20,137         13,216
  Effective June 30, 2009
   Highest Daily Lifetime 7 Plus ("HD7 Plus")                                53,375         50,262         44,530
   Spousal Highest Daily Lifetime 7 Plus ("SHD7 Plus")                       28,225         26,354         22,968
  Effective March 17, 2008
   Highest Daily Lifetime 7 ("HD7")                                          29,968         29,274         28,271
   Spousal Highest Daily Lifetime 7 ("SHD7")                                  9,185          8,955          8,667
   Guaranteed Return Option Plus ("GRO Plus" & "GRO Plus II") (1)             8,552          8,757          3,829
   Highest Daily Guaranteed Return Option ("HD GRO") (1)                      3,311          3,430          3,676
   Highest Daily Guaranteed Return Option ("HD GRO II") (1)                   3,365          3,287          1,718
  Effective Since 2006
   Highest Daily Lifetime Five ("HDLT5")                                     13,208         13,938         14,356
   Spousal Lifetime Five ("SLT5")                                            10,611         10,998         10,747
  Effective Since 2005
   Lifetime Five ("LT5") (2)                                                 34,607         36,290         35,848
   Guaranteed Return Option ("GRO")                                           2,149          3,873          5,750
                                                                     -------------- -------------- --------------
Total Fees Ceded to Pruco Reinsurance                                $      268,703 $      262,576 $      224,988
                                                                     -------------- -------------- --------------
   Prudential Insurance
  Effective Since 2004
   Guaranteed Minimum Withdrawal Benefit ("GMWB")                             1,433          1,895          2,232
                                                                     -------------- -------------- --------------
Total Fees Ceded to Prudential Insurance                             $        1,433 $        1,895 $        2,232
                                                                     -------------- -------------- --------------
Total Fees Ceded                                                     $      270,136 $      264,471 $      227,220
                                                                     ============== ============== ==============

(1)GRO Plus and HD GRO were amended effective January 1, 2010 to include an amended version of the GRO Plus and HD GRO benefit features (GRO Plus II and HD GRO II).
(2)Effective August 1, 2007, the Company amended this coinsurance agreement to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


The Company's reinsurance recoverables related to the above product reinsurance agreements were $1,733 million and $1,748 million as of December 31, 2012 and 2011, respectively. The assets are reflected in "Reinsurance recoverables" in the Company's Statements of Financial Position. Realized gains (losses) were ($286) million, $1,297 million and ($81) million for the years ended
December 31, 2012, 2011 and 2010, respectively. Changes in realized gains (losses) for the year ended December 31, 2012, 2011 and 2010 periods were primarily due to changes in market conditions in each respective period.

Debt Agreements

Short-term and Long-term Debt

The Company is authorized to borrow funds up to $2 billion from Prudential Financial and its affiliates to meet its capital and other funding needs. The Company had $0 million and $28 million of short-term debt outstanding with Prudential Funding, LLC as of December 31, 2012 and December 31, 2011. Total interest expense on short-term affiliated debt to the Company was $341 thousand, $263 thousand and $438 thousand for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company had long-term debt of $400 million and $600 million outstanding with Prudential Financial as of December 31, 2012 and December 31, 2011, respectively. This loan has a fixed interest rate of 4.49% and matures on December 29, 2014. In December 2012, a $200 million partial pay down was made on this outstanding debt. The Company paid off a $175 million loan from Prudential Financial with an interest rate of 5.18% on December 14, 2011. Total interest expense on affiliated long-term debt was $27 million, $36 million and $36 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF. For these OTC derivative contracts, PGF has a substantially equal and offsetting position with an external counterparty.

Purchase/sale of fixed maturities and commercial mortgage loans from/to an affiliate

During 2011, the Company sold fixed maturity securities to affiliated companies in various transactions. These securities had an amortized cost of $143 million and a fair value of $151 million. The net difference between historic amortized cost and the fair value was $8 million and was recorded as a realized investment gain on the Company's Statement of Operations and Comprehensive Income. The Company also sold commercial mortgage loans to an affiliated company. These loans had an amortized cost of $49 million and a fair value of $54 million. The net difference between historic amortized cost and the fair value was $5 million and was recorded as a realized gain on the Company's Statement of Operations and Comprehensive Income.

During 2012, the Company sold fixed maturity securities to Prudential Financial. These securities had an amortized cost of $123 million and a fair value of $141 million. The net difference between historic amortized cost and the fair value was accounted for as an increase of $11 million to additional paid-in capital, net of taxes. The Company also sold fixed maturity securities to an affiliated company. These securities had an amortized cost of $27 million and a fair value of $28 million. The net difference between historic amortized cost and the fair value was $1 million and was recorded as a realized investment gain on the Company's Statement of Operations and Comprehensive Income. The Company also sold commercial mortgage loans to an affiliated company. These loans had an amortized cost of $27 million and a fair value of $28 million. The net difference between historic amortized cost and the fair value was $1 million and was recorded as a realized investment gain on the Company's Statement of Operations and Comprehensive Income.

14.  LEASES

The Company entered into an eleven-year lease agreement for office space in Westminster, Colorado, effective January 1, 2001. Lease expense for the years ended December 31, 2012, 2011 and 2010, was $0 million, $5 million and $4 million, respectively. Sub-lease rental income was $0 million, $4 million and $2 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company does not have future minimum lease payments and sub-lease receipts as of December 31, 2012 as the lease agreement expired on December 31, 2011.

15.  CONTRACT WITHDRAWAL PROVISIONS

Most of the Company's separate account liabilities are subject to discretionary withdrawal by contractholders at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years.

                Prudential Annuities Life Assurance Corporation

--------------------------------------------------------------------------------


16.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2012 and 2011 are summarized in the table below:

                                                                                            Three months ended
                                                                            ---------------------------------------------------
                                                                              March 31     June 30    September 30 December 31
                                                                            ------------ ------------ ------------ ------------
2012                                                                                          (in thousands)
Total revenues                                                              $    313,201 $    375,418 $    280,135 $    310,807
Total benefits and expenses                                                    (217,998)      716,619    (131,867)       55,114
Income (loss) from operations before income taxes and cumulative effect of
  accounting change                                                              531,199    (341,201)      412,002      255,693
Net income (loss)                                                           $    372,347 $  (237,147) $    309,747 $    189,112
                                                                            ============ ============ ============ ============

2011
Total revenues                                                              $    370,862 $    402,919 $    413,949 $    335,148
Total benefits and expenses                                                      210,284      358,357    1,133,796      138,059
Income (loss) from operations before income taxes and cumulative effect of
  accounting change                                                              160,578       44,562    (719,847)      197,089
Net income (loss)                                                           $    121,521 $     34,652 $  (439,731) $    132,003
                                                                            ============ ============ ============ ============

The quarterly historical information presented in the table above has been revised to reflect the impact of the retrospective adoption of the amended guidance related to the deferral of acquisition costs.

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Prudential Annuities Life Assurance Corporation:

In our opinion, the accompanying statements of financial position and the related statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Prudential Annuities Life Assurance Corporation (an indirect, wholly owned subsidiary of Prudential Financial, Inc.) at December 31, 2012 and December 31, 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed the manner in which it accounts for the costs associated with acquiring or renewing insurance contracts and the presentation of comprehensive income. Further, as described in Note 13 of the financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PricewaterhouseCoopers LLP

New York, New York
March 15, 2013

ASXT-SIX

                                    PART C

                               OTHER INFORMATION

Item 24.Financial Statements and Exhibits:


(a) (1) Financial Statements of the Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B (Registrant) consisting of the Statement of Net Assets as of December 31, 2012; the Statement of Operations for the period ended December 31, 2012; the Statement of Changes in Net Assets for the periods ended December 31, 2012 and December 31, 2011, and Notes relating thereto appear in the Statement of Additional Information. (Part B of the Registration Statement).

(2) Financial Statements of Prudential Annuities Life Assurance Corporation (Depositor) consisting of the Statements of Financial Position as of December 31, 2012 and 2011; and the related Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2012, 2011 and 2010; and the Notes to the Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).


(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1) Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account B filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(2) Not applicable. Prudential Annuities Life Assurance Corporation maintains custody of all assets.

(3) (a) Revised Principal Underwriting Agreement between Prudential Annuities Life Assurance Corporation and Prudential Annuities Distributors, Inc, filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement
No. 333-96577, filed April 21, 2006.

(b) Specimen Revised Dealer Agreement filed via EDGAR with Post-Effective Amendment No. 26 to Registration Statement No. 333-96577, filed April 17, 2008.

(c) First Amendment to Principal Underwriting Agreement between Prudential Annuities Life Assurance Company ("Company"), and PRUDENTIAL ANNUITIES DISTRIBUTORS, INC. ("Distributor"), filed via EDGAR with Post-Effective Amendment No. 49 to Registration Statement No. 333-96577, filed September 21, 2011.

(4) (a) Copy of the Form of Annuity via EDGAR with Pre-Effective Amendment No. 1 to this Registration Statement No. 333-71834, filed December 21, 2001.

(b) Copy of Guaranteed Minimum Death Benefit Endorsement filed via EDGAR with Post-Effective Amendment No. 8 to Registration Statement No. 33-87010, filed April 26, 1999.

(c) Copy of percent Death Benefit Endorsement filed via EDGAR with Pre-Effective Amendment No. 1 to Registration Statement No. 333-49478, filed February 14, 2001.

(d) Copy of Continuous Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(e) Copy of Guaranteed Minimum Income Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(f) Copy of Guaranteed Minimum Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(g) Copy of Rider for Combination 5% Roll-up and Highest Anniversary Value Death Benefit filed via EDGAR with Post-Effective Amendment No. 5 to Registration Statement No. 333-96577, filed April 20, 2004.

(h) Copy of Rider for Lifetime Five Income Benefit is hereby incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement 333-71835 filed November 16, 2004.

(i) Copy of Rider for Highest Daily Value Benefit is hereby incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement 333-71834 filed November 16, 2004.

(j) Copy of Rider for Spousal Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 10 to Registration Statement No. 333-96577, filed November 16, 2005.

(k) Copy of Rider for Highest Daily Lifetime Five Income Benefit filed via EDGAR with Post-Effective Amendment No. 16 to Registration Statement No, 333-71654, filed October 6, 2006.

(l) Copy of Form of rider for Guaranteed Return Option Plus 2008 filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement
No. 333-96577, filed December 18, 2007.

(m) Copy of Form of rider for Highest Daily Guaranteed Return Option filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement
No. 333-96577, filed December 18, 2007.

(n) Copy of rider for Highest Daily Lifetime Seven filed via EDGAR with Post-Effective Amendment No. 25 to Registration Statement No. 333-96577, filed December 18, 2007

(o) Form of rider for Highest Daily Lifetime Seven with Lifetime Income Accelerator filed via EDGAR with Post-Effective Amendment No. 27 to Registration Statement No. 333-96577, filed May 1, 2008.

(p) Form of rider for Highest Daily Lifetime Seven with Beneficiary Income Option filed via EDGAR with Post-Effective Amendment No. 27 to Registration Statement No. 333-96577, filed May 1, 2008.

(q) Highest Daily Lifetime 7 Plus Benefit Rider (RID-HD7 (2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(r) Highest Daily Lifetime 7 Plus Schedule Supplement (SCH-HD7(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(s) Highest Daily Lifetime Seven Benefit Schedule Supplement (SCH-HD7(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(t) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit Rider (RID-HD7-DB(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(u) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule Supplement (SCH-HD7-DB(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(v) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit Rider (RID-HD7-LIA(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(w) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Schedule Supplement (SCH-HD7-LIA(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(x) Highest Daily Lifetime Seven with Beneficiary Income option Schedule supplement (SCH-HD7-DB(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(y) Highest Daily Lifetime Seven with Lifetime Income Accelerator Schedule supplement (SCH-HD7-LIA(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(z) Schedule supplement Highest Daily Lifetime Five Benefit (SCH-HDLT5(1/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(aa) Beneficiary Annuity Endorsement (END-BENE(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(ab) Beneficiary IRA Endorsement (END-IRABEN(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(ac) Beneficiary Roth IRA Endorsement (END-ROTHBEN(2/09)) filed via EDGAR with Post-Effective Amendment No. 37 to Registration Statement No. 333-96577, filed January 28, 2009.

(4)(ad) Highest Daily Lifetime 6 Plus Rider (RID-HD6 - 08/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(4)(ae) Highest Daily Lifetime 6 Plus Schedule (SCH-HD6 - 08/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(4)(af) Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (RID-HD6-LIA-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(4)(ag) Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule (SCH-HD6-LIA-8/09) filed via EDGAR with Post-Effective Amendment No. 41 to Registration Statement No. 333-96577, filed June 1, 2009.

(ah) GRO II Benefit rider (RID-GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(ai) GRO II Benefit schedule (SCH-GRO-11/09) filed via EDGAR with
Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(aj) Highest Daily GRO II Benefit rider (RID-HD GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(ak) Highest Daily GRO II Benefit SCHEDULE (SCH-HD GRO-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(al) Highest Daily GRO CAP Benefit SCHEDULE (SCH-HDGROCAP-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

(am) GRO Plus 2008 Benefit SCHEDULE (SCH-GROCAP-11/09) filed via EDGAR with Post-Effective Amendment No. 43 to Registration Statement No. 333-96577, filed August 27, 2009.

4(an) HDGRO (SCH-HDGRO-11-09/8-10) filed via EDGAR with Post-Effective Amendment No. 46 to Registration Statement No. 333-96577, filed July 1, 2010.

4(ao) HD GRO 90% Cap (SCH-HDGROCAP-11-09/8-10) filed via EDGAR with Post-Effective Amendment No. 46 to Registration Statement No. 333-96577, filed July 1, 2010.


4(ap) Amendatory Tax Endorsement. FILED HEREWITH


(5) A copy of the application form used with the Annuity filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(6) (a) Copy of the amended certificate of incorporation of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44203, filed March 14, 2008.

(b) Copy of the Amended and Restated By-Laws of Prudential Annuities Life Assurance Corporation filed via EDGAR with Registration Statement No. 33-44202, filed March 14, 2008.

(7) Annuity Reinsurance Agreements between Depositor and:

(a) Pruco Reinsurance Ltd. for GRO benefit filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(b) The Prudential Insurance Company of America for GMWB filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(c) The Prudential Insurance Company of America for Lifetime Five Withdrawal Benefit filed via EDGAR with post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(d) Pruco Reinsurance Ltd for Lifetime Five Withdrawal Benefit filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(e) Pruco Reinsurance Ltd. for Spousal Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No. 14 to Registration Statement No. 333-96577 filed April 21, 2006.

(f) Pruco Reinsurance Ltd. for Highest Daily Lifetime Five Optional Living Benefit filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(g) Pruco Reinsurance Ltd for GRO Amendment No. 1 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(h) Pruco Reinsurance Ltd for GRO Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(i) Pruco Reinsurance Ltd for Lifetime Five Amendment No. 1 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(j) Pruco Reinsurance Ltd for Highest Daily Lifetime Five Amendment No. 1 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(k) Pruco Reinsurance Ltd for Highest Daily Lifetime Five Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(l) Pruco Reinsurance Ltd for GRO Plus filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(m) Pruco Reinsurance Ltd for Highest Daily Lifetime Seven filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(n) Pruco Reinsurance Ltd for Highest Daily GRO filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(o) Pruco Reinsurance Ltd for Highest Daily Lifetime 7 Plus filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(p) Pruco Reinsurance Ltd for Highest Daily Lifetime 6 Plus filed via EDGAR with Post-Effective Amendment No. 45 to this Registration Statement No. 333-96577 filed April 19, 2010.

(8) Agreements between Depositor and:

(a) Advanced Series Trust filed via EDGAR with Post-effective Amendment No. 4 to Registration Statement No. 33-87010, filed February 25, 1997.

(b) First Defined Portfolio Fund LLC filed via EDGAR with Post-Effective Amendment No. 7 to Registration Statement No. 33-86866, filed April 26, 2000.

(c) Evergreen Variable Annuity Trust filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(d) INVESCO Variable Investment Funds, Inc filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(e) ProFunds VP filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 33-87010, filed April 26, 2000.

(f) Wells Fargo Variable Trust filed via EDGAR with Initial Registration Statement No. 333-49478, filed November 7, 2000.

(g) Prudential Series Fund, Inc. filed via EDGAR with Post-Effective Amendment No. 15 to Registration Statement No. 33-87010, filed April 26, 2001.

(h) Revised Nationwide Variable Investment Trust filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(i) A I M Variable Insurance Funds filed via EDGAR with Post-Effective Amendment No. 9 to Registration Statement No. 333-96577, filed April 18, 2005.

(j) ProFunds VP Amendment No. 2 filed via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(k) Rule 22c-2 Agreement via EDGAR with Post-Effective Amendment No. 20 to Registration Statement No. 333-96577, filed April 20, 2007.

(l) Notice re change of Depositor name to Prudential Annuities Life Assurance Corporation filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement No. 333-96577.

(m) Franklin Templeton Variable Insurance Products Trust filed via EDGAR to Post-Effective Amendment No. 26 to Registration Statement No. 333-96577.


(n) Amendment to Fund Participation Agreement. FILED HEREWITH


(9) Opinion and Consent of Counsel Filed via EDGAR with Post-Effective Amendment No. 6 this Registration Statement on April 20, 2004

(10) Written Consent of Independent Registered Public Accounting Firm. (FILED HEREWITH)

(11) Not applicable.

(12) Not applicable.

(13) Calculation of Performance Information for Advertisement of Performance filed via EDGAR with Post-Effective Amendment No. 2 to Registration Statement No. 333-96577, filed August 6, 2003.

(14) Not applicable

(15)

     (a) Powers of Attorney for Bernard J. Jacob filed with Post-Effective Amendment No. 51 to Registration Statement No. 333-96577 on April 25, 2012.


     (b) Powers of Attorney for Directors Daniel O. Kane and George M. Gannon filed with Post-Effective Amendment No. 45 to Registration Statement No. 333-96577 on April 19, 2010.


     (c) Power of Attorney for Robert F. O'Donnell filed with Post-Effective Amendment No. 50 to Registration Statement No. 333-71834 on August 16, 2012.


     (d) Powers of Attorney for Richard F. Lambert and Yanela C. Frias filed with Post-Effective Amendment No. 52 to Registration Statement
     No. 333-71834 on April 29, 2013.

     (e) Power of Attorney for Kenneth Y. Tanji FILED HEREWITH


Item 25. Directors and Officers of the Depositor (engaged directly or indirectly in Registrant's variable annuity business):

As of the date this Post-Effective Amendment was filed, the Directors and Officers of the Depositor are:


   Name and Principal Business
   Address                            Position and Offices with Depositor
   ---------------------------        --------------------------------------
   Timothy S. Cronin                  Senior Vice President
   One Corporate Drive
   Shelton, Connecticut 06484-6208

   Joseph D. Emanuel                  Senior Vice President, Chief Legal
   One Corporate Drive                Officer and Corporate Secretary
   Shelton, Connecticut 06484-6208

   Bruce Ferris                       Executive Vice President
   One Corporate Drive
   Shelton, Connecticut 06484-6208

   Yanela C. Frias                    Director, Chief Financial Officer and
   751 Broad Street                   Executive Vice President
   Newark, New Jersey 07102-3714

   George M. Gannon                   Senior Vice President and Director
   751 Broad Street
   Newark, New Jersey 07102-3714

   Jacob Herschler                    Senior Vice President
   One Corporate Drive
   Shelton, Connecticut 06484-6208

   Bernard J. Jacob                   Director
   213 Washington Street
   Newark, New Jersey 07102-2917

   Daniel O. Kane                     Senior Vice President, Chief Actuary
   213 Washington Street              and Director
   Newark, New Jersey 07102-2992

   Patricia L. Kelley                 Vice President and Chief Compliance
   One Corporate Drive                Officer
   Shelton, Connecticut 06484-6208

   Richard F. Lambert                 Director
   751 Broad Street
   Newark, New Jersey 07102-3714

   Michael Long                       Senior Vice President
   2 Gateway Center
   Newark, New Jersey 07102-5005

   Steven P. Marenakos                Senior Vice President
   One Corporate Drive
   Shelton, Connecticut 06484-6208

   Robert F. O'Donnell                President, Chief Executive
   One Corporate Drive                Officer and Director
   Shelton, CT 06484-6208

   Yvonne Rocco                       Senior Vice President
   213 Washington Street
   Newark, New Jersey 07102-2992

   Kenneth Y. Tanji                   Director and Treasurer
   751 Broad Street
   Newark, New Jersey 07102-3714

Item 26. Persons Controlled by or Under Common Control with the Depositor or
Registrant: The Registrant separate account may be deemed to be under common control(or where indicated, identical to) the following registered separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.


The subsidiaries of Prudential Financial Inc. ("PFI") are listed in the Exhibits to the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 22, 2013, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

Item 27. Number of Contract Owners: As of February 28, 2013 there were 104,265 Qualified and 39,968 Non-Qualified owners of Annuities.


Item 28. Indemnification: Under Section 33-320a of the Connecticut General Statutes, the Depositor must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when certain disinterested parties determine that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Depositor. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonable entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached this duty to the Depositor or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim based upon the director's or officer's purchase or sale of the Registrants' securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified and then for such amount as the court shall determine. The By-Laws of Prudential Annuities Life Assurance Corporation ("PALAC") also provide directors and officers with rights of indemnification, consistent with Connecticut law.

The foregoing statements are subject to the provisions of Section 33-320a.

Directors and officers of PALAC and PAD can also be indemnified pursuant to indemnity agreements between each director and officer and Prudential Annuities, Inc., a corporation organized under the laws of the state of Delaware. The provisions of the indemnity agreement are governed by Section 45 of the General Corporation Law of the State of Delaware.

The directors and officers of PALAC and PAD are covered under a directors and officers liability insurance policy. Such policy will reimburse PALAC or PAD, as applicable, for any payments that it shall make to directors and officers pursuant to law and, subject to certain exclusions contained in the policy, will pay any other costs, charges and expenses, settlements and judgments arising from any proceeding involving any director or officer of PALAC or PAD, as applicable, in his or her past or present capacity as such.

Registrant hereby undertakes as follows: Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, unless in the opinion of Registrant's counsel the matter has been settled by controlling precedent, Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Directors and officers of PAD

   As of the date this Post-Effective Amendment was filed, the Directors and
                             Officers of PAD are:

                                        POSITIONS AND OFFICES        POSITIONS AND OFFICES
NAME                                      WITH UNDERWRITER             WITH REGISTRANT
----                              ---------------------------------- ---------------------
Timothy S. Cronin                 Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Robert Falzon                     Treasurer
751 Broad Street
Newark, New Jersey 07102-3714

Bruce Ferris                      Executive Vice President and
One Corporate Drive               Director
Shelton, Connecticut 06484-6208

Yanela C. Frias                   Director
751 Broad Street
Newark, New Jersey 07102-3714

George M. Gannon                  President, Chief Executive
2101 Welsh Road                   Officer, Chief Operations Officer
Dresher, Pennsylvania 19025-5001  and Director

Jacob M. Herschler                Senior Vice President and
One Corporate Drive               Director
Shelton, Connecticut 06484-6208

Patricia L. Kelley                Senior Vice President, Chief
One Corporate Drive               Compliance Officer and Director
Shelton, Connecticut 06484-6208

Steven P. Marenakos               Senior Vice President and
One Corporate Drive               Director
Shelton, Connecticut 06484-6208

Yvonne Rocco                      Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Steven Weinreb                    Chief Financial Officer and
213 Washington Street             Controller
Newark, New Jersey 07102-2917

William D. Wilcox                 Vice President, Secretary and
One Corporate Drive               Chief Legal Officer
Shelton, Connecticut 06484-6208

(c) Commissions received by PAD during 2012 with respect to annuities sold by PALAC.

                                     Net Underwriting Discounts           Compensation on  Brokerage
Name of Principal Underwriter        and Commissions                        Redemption    Commissions Compensation
-----------------------------        ----------------------------------   --------------- ----------- ------------
Prudential Annuities Distributors,
  Inc...............................            $186,633,222                   $-0-          $-0-         $-0-

*PAD did not retain any of these commissions.

Item 30. Location of Accounts and Records: Accounts and records are maintained by PALAC at its principal office in Shelton, Connecticut, and its office in Fort Washington, Pennsylvania.

Item 31. Management Services: None

Item 32. Undertakings:

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account B.

(b) Registrant hereby undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d) Prudential Annuities Life Assurance Corporation ("Depositor") hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses incurred and the risks assumed by Prudential Annuities Life Assurance Corporation.

(e) With respect to the restrictions on withdrawals for Texas Optional Retirement Programs and Section 403(b) plans, we are relying upon: 1) a no-action letter dated November 28, 1988 from the staff of the Securities and Exchange Commission to the American Council of Life Insurance with respect to annuities issued under Section 403(b) of the code, the requirements of which have been complied with by us; and 2) Rule 6c-7 under the 1940 Act with respect to annuities made available through the Texas Optional Retirement Program, the requirements of which have been complied with by us.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Shelton and the State of Connecticut on this 15th day of April 2013.


      PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

                                  REGISTRANT

              By: Prudential Annuities Life Assurance Corporation
                                  (Depositor)


By  /s/ Robert F. O'Donnell
    ------------------------------
    Robert F. O'Donnell, President

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                   DEPOSITOR


By  /s/ Robert F. O'Donnell
    ------------------------------
    Robert F. O'Donnell, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


SIGNATURE                                      TITLE                                    DATE
---------                                      -----                           -        ----
Robert F. O'Donnell *     Chief Executive Officer, President and Director          April 15, 2013
-----------------
Robert F. O'Donnell

Yanela C. Frias*       Executive Vice President, Chief Financial Officer and
-----------------                             Director
Yanela C. Frias

                                        (BOARD OF DIRECTORS)
George M. Gannon*
-----------------
George M. Gannon

Daniel O. Kane*
-----------------
Daniel O. Kane

Kenneth Y. Tanji*
-----------------
Kenneth Y. Tanji

Bernard J. Jacob*
-----------------
Bernard J. Jacob

Richard F. Lambert*
-----------------
Richard F. Lambert


By:/s/ Lynn K. Stone
-------------------------------
Lynn K. Stone

* Executed by Lynn K. Stone on behalf of those indicated pursuant to Power of Attorney

                                   EXHIBITS



No. (b) 4 (ap) Amendatory Tax Endorsement

8 (n)          Amendment to Fund Participation Agreement

10             Written Consent of Independent Registered Public Accounting Firm

15 (e)         Power of Attorney for Kenneth Y. Tanji